                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM N-4

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


Pre-Effective Amendment No.                                              / /
                               ---------

Post-Effective Amendment No.       1     (File No. 333-139764)          /X/
                               ---------

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

         Amendment No.             26       (File No. 811-07511)         /X/
                               ---------

                        (Check appropriate box or boxes)

              RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2
--------------------------------------------------------------------------------
                           (Exact Name of Registrant)

                  RiverSource Life Insurance Co. of New York
--------------------------------------------------------------------------------
                               (Name of Depositor)

20 Madison Avenue Extension, Albany NY                             12203
--------------------------------------------------------------------------------
(Address of Depositor's Principal Executive Offices)            (Zip Code)

Depositor's Telephone Number, including Area Code              (612) 671-2237
--------------------------------------------------------------------------------

  Rodney J. Vessels, 50605 Ameriprise Financial Center, Minneapolis, MN 55474
--------------------------------------------------------------------------------
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

[ ] immediately upon filing pursuant to paragraph (b)(1)(vii) of Rule 485
[X] on May 1, 2007 pursuant to paragraph (b) of Rule 485
[ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485
[ ] on (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS


MAY 1, 2007

RIVERSOURCE(R)

ENDEAVOR SELECT VARIABLE ANNUITY


INDIVIDUAL FLEXIBLE PURCHASE PAYMENT DEFERRED COMBINATION FIXED/VARIABLE
ANNUITY

ISSUED BY: RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK (RIVERSOURCE LIFE OF NY)

           20 Madison Avenue Extension
           P.O. Box 5555
           Albany, NY 12205-0555
           Telephone: (800) 504-0469
           (Home Office)

           RIVERSOURCE LIFE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2


This prospectus contains information that you should know before investing. Prospectuses are also available for:

AIM Variable Insurance Funds, Series II Shares
AllianceBernstein Variable Products Series Fund, Inc. (Class B)
American Century(R) Variable Portfolios, Inc., Class II
Columbia Funds Variable Insurance Trust


Credit Suisse Trust


Dreyfus Investment Portfolios, Service Share Class
Dreyfus Variable Investment Fund, Service Share Class


Eaton Vance Variable Trust (VT)


Fidelity(R) Variable Insurance Products Service Class 2
Franklin(R) Templeton(R) Variable Insurance Products
  Trust (FTVIPT) - Class 2
Goldman Sachs Variable Insurance Trust (VIT)


Janus Aspen Series: Series Shares
Legg Mason Variable Portfolios I, Inc.


MFS(R) Variable Insurance Trust(SM) - Service Class
Oppenheimer Variable Account Funds, Service Shares


PIMCO Variable Investment Trust (VIT)


Putnam Variable Trust - Class IB Shares


RiverSource(R) Variable Portfolio Funds


The Universal Institutional Funds, Inc., Class II Shares
Van Kampen Life Investment Trust Class II Shares
Wanger Advisors Trust


Some funds may not be available in your contract. Please read the prospectuses carefully and keep them for future reference.

THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


AN INVESTMENT IN THIS CONTRACT IS NOT A DEPOSIT OF A BANK OR FINANCIAL INSTITUTION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THIS CONTRACT INVOLVES INVESTMENT RISK INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


A Statement of Additional Information (SAI), dated May 1, 2007, is incorporated by reference into this prospectus. It is filed with the SEC and is available without charge by contacting RiverSource Life of NY at the telephone number and address listed above. The table of contents of the SAI is on the last page of this prospectus. The SEC maintains an Internet site. This prospectus, the SAI and other information about the product are available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).


Variable annuities are insurance products that are complex investment vehicles. Before you invest, be sure to ask your investment professional about the variable annuity's features, benefits, risks and fees, and whether the variable annuity is appropriate for you, based upon your financial situation and objectives.

This prospectus provides a general description of the contract and optional benefits. Your actual contract and any riders or endorsements are the controlling documents. RiverSource Life of NY has not authorized any person to give any information or to make any representations regarding the contract other than those contained in this prospectus or the fund prospectuses. Do not rely on any such information or representations.


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RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -
ISSUED BY RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK - PROSPECTUS  1

RiverSource Life of NY offers several different annuities which your investment professional may or may not be authorized to offer to you. Each annuity has different features and optional benefits that may be appropriate for you based on your individual financial situation and needs, your age and how you intend to use the annuity. The different features and benefits may include the investment and fund manager options, variations in interest rate amount and guarantees, credits, withdrawal charge schedules and access to annuity account values. The fees and charges you will pay when buying, owning and withdrawing money from the contract we describe in this prospectus may be more or less than the fees and charges of other variable annuities we issue. A securities broker dealer authorized to sell the contract described in this prospectus (selling firm) may not offer all the variable annuities we issue. In addition, some selling firms may not permit their investment professionals to sell the contract and/or optional benefits described in this prospectus to persons over a certain age (which may be lower than age limits we set), or may otherwise restrict the sale of the optional benefits described in this prospectus by their investment professionals. You should ask your investment professional about his or her selling firm's ability to offer you other variable annuities we issue (which might have lower fees and charges than the contract described in this prospectus), and any limits the selling firm has placed on your investment professional's ability to offer you the contract and/or optional riders described in this prospectus.


TABLE OF CONTENTS


KEY TERMS ...................................................................3
THE CONTRACT IN BRIEF .......................................................5
EXPENSE SUMMARY .............................................................7
CONDENSED FINANCIAL INFORMATION (UNAUDITED) ................................14
FINANCIAL STATEMENTS .......................................................14
THE VARIABLE ACCOUNT AND THE FUNDS .........................................14
THE FIXED ACCOUNT ..........................................................31
BUYING YOUR CONTRACT .......................................................32
CHARGES ....................................................................35
VALUING YOUR INVESTMENT ....................................................40
MAKING THE MOST OF YOUR CONTRACT ...........................................41
WITHDRAWALS ................................................................49
TSA -- SPECIAL WITHDRAWAL PROVISIONS .......................................50
CHANGING OWNERSHIP .........................................................50
BENEFITS IN CASE OF DEATH ..................................................51
OPTIONAL BENEFITS ..........................................................53
THE ANNUITY PAYOUT PERIOD ..................................................65
TAXES ......................................................................67
VOTING RIGHTS ..............................................................70
SUBSTITUTION OF INVESTMENTS ................................................70
ABOUT THE SERVICE PROVIDERS ................................................71
ADDITIONAL INFORMATION .....................................................72
APPENDICES TABLE OF CONTENT AND
    CROSS-REFERENCE TABLE ..................................................73
APPENDIX A: EXAMPLE -- WITHDRAWAL CHARGES ..................................74
APPENDIX B: EXAMPLE -- DEATH BENEFITS ......................................77
APPENDIX C: EXAMPLE --
    ACCUMULATION PROTECTOR BENEFIT(SM) RIDER ...............................78
APPENDIX D: EXAMPLE --
    GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(SM) RIDER ........................80
APPENDIX E: GUARANTOR WITHDRAWAL BENEFIT FOR
    LIFE(SM) RIDER -- ADDITIONAL RMD DISCLOSURE ............................82
APPENDIX F: PURCHASE PAYMENT CREDITS FOR
    ELIGIBLE CONTRACTS .....................................................84
APPENDIX G: ASSET ALLOCATION PROGRAM FOR
    CONTRACTS PURCHASED BEFORE JUNE 19, 2006 ...............................85
APPENDIX H: GUARANTOR(SM) WITHDRAWAL
    BENEFIT RIDER DISCLOSURE ...............................................86
APPENDIX I: INCOME ASSURER BENEFITSM
    RIDERS DISCLOSURE ......................................................93
APPENDIX J: CONDENSED FINANCIAL INFORMATION
    (UNAUDITED) ...........................................................102
TABLE OF CONTENTS OF THE
    STATEMENT OF ADDITIONAL INFORMATION ...................................110


CORPORATE CONSOLIDATION


On Dec. 31, 2006, American Centurion Life Assurance Company merged into an affiliate company, IDS Life Insurance Company of New York (IDS Life NY). At that time, IDS Life NY changed its name to RiverSource Life Insurance Co. of New York. This merger helped simplify the overall corporate structure because the two life insurance companies were consolidated into one. This consolidation and renaming did not have any adverse effect on the features or benefits of any contract.



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2  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -
   ISSUED BY RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK - PROSPECTUS

KEY TERMS

These terms can help you understand details about your contract.

ACCUMULATION UNIT: A measure of the value of each subaccount before annuity payouts begin.

ANNUITANT: The person on whose life or life expectancy the annuity payouts are based.

ANNUITY PAYOUTS: An amount paid at regular intervals under one of several plans.

ASSUMED INVESTMENT RATE: The rate of return we assume your investments will earn when we calculate your initial annuity payout amount using the annuity table in your contract. The standard assumed investment rate we use is 3.5% but you may request we substitute an assumed investment rate of 5.0%. The 5.0% assumed investment rate is not available for any contracts with a five-year withdrawal charge schedule and a MAV Death Benefit.

BENEFICIARY: The person you designate to receive benefits in case of the owner's or annuitant's death while the contract is in force.

CLOSE OF BUSINESS: The time the New York Stock Exchange (NYSE) closes (4 p.m. Eastern time unless the NYSE closes earlier).

CODE: The Internal Revenue Code of 1986, as amended.

CONTRACT: A deferred annuity contract that permits you to accumulate money for retirement by making one or more purchase payments. It provides for lifetime or other forms of payouts beginning at a specified time in the future.

CONTRACT VALUE: The total value of your contract before we deduct any applicable charges.

CONTRACT YEAR: A period of 12 months, starting on the effective date of your contract and on each anniversary of the effective date.

FIXED ACCOUNT: Our general account which includes the one-year fixed account and the DCA fixed account. Amounts you allocate to the fixed account earn interest rates we declare periodically.


FUNDS: Investment options under your contract. You may allocate your purchase payments into subaccounts investing in shares of these funds.

OWNER (YOU, YOUR): The person or persons who control the contract (decides on investment allocations, transfers, payout options, etc.). Usually, but not always, the owner is also the annuitant. The owner is responsible for taxes, regardless of whether he or she receives the contract's benefits.

QUALIFIED ANNUITY: A contract that you purchase to fund one of the following tax-deferred retirement plans that is subject to applicable federal law and any rules of the plan itself:


o     Individual Retirement Annuities (IRAs) under Section 408(b) of the Code

o     Roth IRAs under Section 408A of the Code

o     Simplified Employee Pension (SEP) plans under Section 408(k) of the Code

o     Tax-Sheltered Annuity (TSA) rollovers under Section 403(b) of the Code

A qualified annuity will not provide any necessary or additional tax deferral if it is used to fund a retirement plan that is already tax-deferred.

All other contracts are considered NONQUALIFIED ANNUITIES.

RETIREMENT DATE: The date when annuity payouts are scheduled to begin.

RIDER EFFECTIVE DATE: The date you add a rider to the contract.

RIVERSOURCE LIFE OF NY: In this prospectus, "we," "us," "our" and "RiverSource Life of NY" refer to RiverSource Life Insurance Co. of New York.


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RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -
ISSUED BY RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK - PROSPECTUS  3

VALUATION DATE: Any normal business day, Monday through Friday, on which the NYSE is open, up to the close of business. At the close of business, the next valuation date begins. We calculate the accumulation unit value of each subaccount on each valuation date. If we receive your purchase payment or any transaction request (such as a transfer or withdrawal request) at our home office before the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the valuation date we received your payment or transaction request. On the other hand, if we receive your purchase payment or transaction request at our home office at or after the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the next valuation date. If you make a transaction request by telephone (including by fax), you must have completed your transaction by the close of business in order for us to process it using the accumulation unit value we calculate on that valuation date. If you were not able to complete your transaction before the close of business for any reason, including telephone service interruptions or delays due to high call volume, we will process your transaction using the accumulation unit value we calculate on the next valuation date.

VARIABLE ACCOUNT: Consists of separate subaccounts to which you may allocate purchase payments; each invests in shares of one fund. The value of your investment in each subaccount changes with the performance of the particular fund.

WITHDRAWAL VALUE: The amount you are entitled to receive if you make a full withdrawal from your contract. It is the contract value minus any applicable charges.


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4  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -
   ISSUED BY RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK - PROSPECTUS

THE CONTRACT IN BRIEF


PURPOSE: The contract allows you to accumulate money for retirement or a similar long-term goal. You do this by making one or more purchase payments. You may allocate your purchase payments to the one-year fixed account, the DCA fixed account and/or subaccounts of the variable account under the contract; however, you risk losing amounts you invest in the subaccounts of the variable account. These accounts, in turn, may earn returns that increase the value of the contract. You may be able to purchase an optional benefit to reduce the investment risk you assume under the contract. Beginning at a specified time in the future called the retirement date, the contract provides lifetime or other forms of payout of your contract value (less any applicable premium tax).

BUYING A CONTRACT: There are many factors to consider carefully before you buy a variable annuity and any optional benefit rider. Variable annuities -- with or without optional benefit riders -- are not right for everyone. MAKE SURE YOU HAVE ALL THE FACTS YOU NEED BEFORE YOU PURCHASE A VARIABLE ANNUITY OR CHOOSE AN OPTIONAL BENEFIT RIDER. Some of the factors you may wish to consider include:

o "Tax Free" Exchanges: It may not be advantageous for you to purchase this contract in exchange for, or in addition to, an existing annuity or life insurance policy. Generally, you can exchange one annuity for another in a "tax-free" exchange under Section 1035 of the Code. You also generally can exchange a life insurance policy for an annuity. However, before making an exchange, you should compare both contracts carefully because the features and benefits may be different. Fees and charges may be higher or lower on your old contract than on this contract. You may have to pay a withdrawal charge when you exchange out of your old contract and a new withdrawal charge period will begin when you exchange into this contract. If the exchange does not qualify for
      Section 1035 treatment, you also may have to pay federal income tax on the exchange. You should not exchange your old contract for this contract, or buy this contract in addition to your old contract, unless you determine it is in your best interest.

o Tax-deferred retirement plans: Most annuities have a tax-deferred feature. So do many retirement plans under the Code. As a result, when you use a qualified annuity to fund a retirement plan that is tax-deferred, your contract will not provide any necessary or additional tax deferral for that retirement plan. A qualified annuity has features other than tax deferral that may help you reach your retirement goals. In addition, the Code subjects retirement plans to required withdrawals triggered at a certain age. These mandatory withdrawals are called required minimum distributions ("RMDs"). RMDs may reduce the value of certain death benefits and optional riders (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). You should consult your tax advisor before you purchase the contract as a qualified annuity for an explanation of the tax implications to you.

o Taxes: Generally, income earned on your contract value grows tax-deferred until you make withdrawals or begin to receive payouts. (Under certain circumstances, IRS penalty taxes may apply.) The tax treatment of qualified and nonqualified annuities differs. Even if you direct payouts to someone else, you will be taxed on the income if you are the owner. (p. 67)

o Your age: If you are an older person, you may not necessarily have a need for tax deferral, retirement income or a death benefit. Older persons who are considering buying a contract including any optional benefits may find it helpful to consult with or include a family member, friend or other trusted advisor in the decision making process before buying a contract.

o How long you plan to keep the contract: The contract has withdrawal charges. (p. 7) Does the contract meet your current and anticipated future needs for liquidity?

o If you can afford the contract: are your annual income and assets adequate to buy the contract and any optional benefit riders you may choose?

o The fees and expenses you will pay when buying, owning and withdrawing money from this contract. (p. 35)

o How and when you plan to take money from the contract: under current tax law, withdrawals, including withdrawals made under optional benefit riders, are taxed differently than annuity payouts. In addition, certain withdrawals may be subject to a federal income tax penalty. (p. 32)

o Your investment objectives, how much experience you have in managing investments and how much risk you are you willing to accept.

o Short-term trading: if you plan to manage your investment in the contract by frequent or short-term trading, this contract is not suitable for you and you should not buy it. (p. 46)

FREE LOOK PERIOD: You may return your contract to your investment professional or to our home office within the time stated on the first page of your contract and receive a full refund of the contract value. We will not deduct any contract charges or fees. However, you bear the investment risk from the time of purchase until you return the contract; the refund amount may be more or less than the payment you made. (EXCEPTION: If the law requires, we will refund all of your purchase payments.)



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RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -
ISSUED BY RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK - PROSPECTUS  5

ACCOUNTS: Generally, you may allocate your purchase payments among the:

o subaccounts of the variable account, each of which invests in a fund with a particular investment objective. The value of each subaccount varies with the performance of the particular fund in which it invests. We cannot guarantee that the value at the retirement date will equal or exceed the total purchase payments you allocate to the subaccounts. (p.
      14)

o one-year fixed account, which earns interest at rates that we adjust periodically. There are restrictions on the amount you can allocate to this account as well as on transfers from this account (see "Buying Your Contract" and "Transfer policies"). (p. 31)

o DCA fixed account, which earns interest at rates that we adjust periodically. There are restrictions on how long contract value can remain in this account (see "DCA Fixed Account"). (p. 31)

TRANSFERS: Subject to certain restrictions, you currently may redistribute your contract value among the accounts without charge at any time until annuity payouts begin, and once per contract year among the subaccounts after annuity payouts begin. You may establish automated transfers among the accounts. Transfers into the DCA fixed account are not permitted. We reserve the right to limit transfers to the one-year fixed account if the interest rate we are then currently crediting is equal to the minimum interest rate stated in the contract. (p. 46)

WITHDRAWALS: You may withdraw all or part of your contract value at any time before the retirement date. You also may establish automated partial withdrawals. Withdrawals may be subject to charges and income taxes (including a 10% IRS penalty if you make withdrawals prior to your reaching age 59(1)1/42) and may have other tax consequences. Certain other restrictions may apply. (p. 48)

OPTIONAL BENEFITS: You can buy additional benefits with your contract. We offer optional living benefits, including: a guaranteed contract value on a future date ("Accumulation Protection Benefit(SM) Rider" p. 53) and a guaranteed minimum withdrawal benefit that permits you to withdraw a guaranteed amount from the contract over the lifetime of a single person ("Guarantor Withdrawal Benefit for Life(SM) Rider" p. 55). Optional living benefits require the use of a model portfolio which may limit transfers and allocations; may limit the timing, amount and allocation of purchase payments; and may limit the amount of withdrawals that can be taken under the optional benefit during a contract year (p. 57). We previously offered other optional living benefits (p. 64). Optional benefits may have eligibility requirements.

BENEFITS IN CASE OF DEATH: If you or the annuitant die before annuity payouts begin, we will pay the beneficiary an amount based on the death benefit selected. (p. 51)

ANNUITY PAYOUTS: You can apply your contract value to an annuity payout plan that begins on the retirement date. You may choose from a variety of plans to make sure that payouts continue as long as you like. If you buy a qualified annuity, the payout schedule must meet IRS requirements. We can make payouts on a fixed or variable basis, or both. During the annuity payout period, your choices for subaccounts may be limited. The DCA fixed account is not available during the payout period. (p. 65)



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6  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -
   ISSUED BY RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK - PROSPECTUS

EXPENSE SUMMARY

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING AND MAKING A WITHDRAWAL FROM THE CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT OR MAKE A WITHDRAWAL FROM THE CONTRACT.

CONTRACT OWNER TRANSACTION EXPENSES

WITHDRAWAL CHARGE

(Contingent deferred sales charge as a percentage of purchase payments withdrawn)

You select either a seven-year or five-year withdrawal charge schedule at the time of application.

          SEVEN-YEAR SCHEDULE                              FIVE-YEAR SCHEDULE
YEARS FROM PURCHASE    WITHDRAWAL CHARGE        YEARS FROM PURCHASE    WITHDRAWAL CHARGE
  PAYMENT RECEIPT         PERCENTAGE              PAYMENT RECEIPT         PERCENTAGE
         1                     8%                        1                     8%
         2                     8                         2                     7
         3                     7                         3                     6
         4                     7                         4                     4
         5                     6                         5                     2
         6                     5                         Thereafter            0
         7                     3
         Thereafter            0

WITHDRAWAL CHARGE UNDER ANNUITY PAYOUT PLAN E -- PAYOUTS FOR A SPECIFIC
PERIOD: Under this annuity payout plan, in most cases you can elect to take a withdrawal of the remaining variable payouts. If you take a withdrawal we impose a withdrawal charge. This charge will vary based on the death benefit guarantee and the assumed investment rate (AIR) you selected for the variable payouts. The withdrawal charge equals the present value of the remaining variable payouts using an AIR of either 3.5% or 5.0% minus the present value of the remaining variable payouts using the applicable discount rate shown in the table below. (See "Charges -- Withdrawal Charge" and "The Annuity Payout Period -- Annuity Payout Plans.")

FOR CONTRACTS PURCHASED ON OR AFTER JUNE 19, 2006

IF YOUR WITHDRAWAL CHARGE SCHEDULE IS:             AND YOUR AIR IS 3.5%, THEN              AND YOUR AIR IS 5.0%, THEN
                                               YOUR DISCOUNT RATE PERCENT (%) IS:      YOUR DISCOUNT RATE PERCENT (%) IS:
QUALIFIED

Seven-year withdrawal charge schedule                        5.90%                                   7.40%
Five-year withdrawal charge schedule                         6.15%                                   7.65%

NONQUALIFIED

Seven-year withdrawal charge schedule                        6.10%                                   6.25%
Five-year withdrawal charge schedule                         7.70%                                   7.85%

FOR ALL OTHER CONTRACTS

IF YOUR WITHDRAWAL CHARGE SCHEDULE IS:             AND YOUR AIR IS 3.5%, THEN              AND YOUR AIR IS 5.0%, THEN
                                               YOUR DISCOUNT RATE PERCENT (%) IS:      YOUR DISCOUNT RATE PERCENT (%) IS:
QUALIFIED

Seven-year withdrawal charge schedule                        6.00%                                   7.50%
Five-year withdrawal charge schedule                         6.15%                                   7.65%

NONQUALIFIED

Seven-year withdrawal charge schedule                        6.20%                                   6.35%
Five-year withdrawal charge schedule                         7.70%                                   7.85%


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RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -
ISSUED BY RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK - PROSPECTUS  7

THE NEXT TWO TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING FUND FEES AND EXPENSES.

ANNUAL VARIABLE ACCOUNT EXPENSES

(As a percentage of average daily subaccount value.)

YOU MUST CHOOSE A DEATH BENEFIT GUARANTEE, A QUALIFIED OR NONQUALIFIED CONTRACT AND THE LENGTH OF YOUR CONTRACT'S WITHDRAWAL CHARGE SCHEDULE. THE COMBINATION YOU CHOOSE DETERMINES THE MORTALITY AND EXPENSE RISK FEES YOU PAY. THE TABLE BELOW SHOWS THE COMBINATIONS AVAILABLE TO YOU AND THEIR COST. THE VARIABLE ACCOUNT ADMINISTRATIVE CHARGE IS IN ADDITION TO THE MORTALITY AND EXPENSE RISK FEE.

SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE FOR CONTRACTS PURCHASED ON OR AFTER JUNE 19, 2006

                                                            MORTALITY AND          VARIABLE ACCOUNT         TOTAL VARIABLE
                                                           EXPENSE RISK FEE      ADMINISTRATIVE CHARGE      ACCOUNT EXPENSE
QUALIFIED ANNUITIES

ROP Death Benefit                                                0.90%                   0.15%                   1.05%
MAV Death Benefit                                                1.10                    0.15                    1.25

NONQUALIFIED ANNUITIES

ROP Death Benefit                                                1.05                    0.15                    1.20
MAV Death Benefit                                                1.25                    0.15                    1.40

SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE FOR ALL OTHER CONTRACTS

                                                            MORTALITY AND          VARIABLE ACCOUNT         TOTAL VARIABLE
                                                           EXPENSE RISK FEE      ADMINISTRATIVE CHARGE      ACCOUNT EXPENSE
QUALIFIED ANNUITIES

ROP Death Benefit                                                1.00%                   0.15%                   1.15%
MAV Death Benefit                                                1.20                    0.15                    1.35

NONQUALIFIED ANNUITIES

ROP Death Benefit                                                1.15                    0.15                    1.30
MAV Death Benefit                                                1.35                    0.15                    1.50

FIVE-YEAR WITHDRAWAL CHARGE SCHEDULE FOR ALL CONTRACTS

QUALIFIED ANNUITIES

ROP Death Benefit                                                1.20%                   0.15%                   1.35%
MAV Death Benefit                                                1.40                    0.15                    1.55

NONQUALIFIED ANNUITIES

ROP Death Benefit                                                1.35                    0.15                    1.50
MAV Death Benefit                                                1.55                    0.15                    1.70


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8  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -
   ISSUED BY RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK - PROSPECTUS

OTHER ANNUAL EXPENSES

ANNUAL CONTRACT ADMINISTRATIVE CHARGE                                                                            $ 40

(We will waive this charge when your contract value is $50,000 or more on the current contract anniversary except at full withdrawal.)


OPTIONAL LIVING BENEFITS -- CURRENTLY OFFERED

If eligible, you may select one of the following optional living benefits. Each optional living benefit requires the use of an asset allocation model portfolio. The fees apply only if you elect one of these benefits.


ACCUMULATION PROTECTOR BENEFIT(SM) RIDER FEE                                            MAXIMUM: 1.75%   CURRENT: 0.55%

(Charged annually on the contract anniversary as a percentage of the contract value or the Minimum Contract Accumulation Value, whichever is greater.)

GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(SM) RIDER FEE                                     MAXIMUM: 1.50%   CURRENT: 0.65%

(Charged annually on the contract anniversary as a percentage of the contract value or the total Remaining Benefit Amount, whichever is greater.)

OPTIONAL LIVING BENEFITS -- PREVIOUSLY OFFERED

The following optional living benefits, except as noted, are no longer available for purchase. The fees apply only if you elected one of these benefits when you purchased your contract. Each optional living benefit requires the use of an asset allocation model portfolio.

GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER FEE                                              MAXIMUM: 1.50%   CURRENT: 0.55%

(As a percentage of contract value charged annually on the contract anniversary.)

INCOME ASSURER BENEFIT(SM) - MAV RIDER FEE                                              MAXIMUM: 1.50%   CURRENT: 0.30%

INCOME ASSURER BENEFIT(SM) - 5% ACCUMULATION BENEFIT BASE RIDER FEE                     MAXIMUM: 1.75%   CURRENT: 0.60%

INCOME ASSURER BENEFIT(SM) - GREATER OF MAV OR 5% ACCUMULATION BENEFIT BASE
RIDER FEE                                                                               MAXIMUM: 2.00%   CURRENT: 0.65%

(As a percentage of the guaranteed income benefit base charged annually on the contract anniversary.)

ANNUAL OPERATING EXPENSES OF THE FUNDS


THE NEXT TWO TABLES DESCRIBE THE OPERATING EXPENSES OF THE FUNDS. THESE OPERATING EXPENSES ARE FOR THE FISCAL YEAR ENDING DEC. 31, 2006, UNLESS OTHERWISE NOTED. THE FIRST TABLE SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE FUNDS. THE SECOND TABLE SHOWS THE TOTAL OPERATING EXPENSES CHARGED BY EACH FUND. MORE DETAIL CONCERNING EACH FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH FUND.


MINIMUM AND MAXIMUM ANNUAL OPERATING EXPENSES FOR THE FUNDS

(Including management fee, distribution and/or service (12b-1) fees and other expenses)(a)


                                                                                     MINIMUM           MAXIMUM
Total expenses before fee waivers and/or expense reimbursements                       0.51%             1.86%

(a)   Each fund deducts management fees and other expenses from fund assets.
      Fund assets include amounts you allocate to a particular fund. Funds may also charge 12b-1 fees that are used to finance any activity that is primarily intended to result in the sale of fund shares. Because 12b-1 fees are paid out of fund assets on an ongoing basis, you may pay more if you select subaccounts investing in funds that have adopted 12b-1 plans than if you select subaccounts investing in funds that have not adopted 12b-1 plans. The fund or the fund's affiliates may pay us or our affiliates for promoting and supporting the offer, sale and servicing of fund shares. In addition, the fund's distributor and/or investment adviser, transfer agent or their affiliates may pay us or our affiliates for various services we or our affiliates provide. The amount of these payments will vary by fund and may be significant. See "The Variable
      Account and the Funds" for additional information, including potential conflicts of interest these payments may create. For a more complete description of each fund's fees and expenses and important disclosure regarding payments the fund and/or its affiliates make, please review the fund's prospectus and SAI.



------------------------------------------------------------------------------

RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -
ISSUED BY RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK - PROSPECTUS  9

TOTAL ANNUAL OPERATING EXPENSES FOR EACH FUND*

(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)

                                                                                                                 GROSS TOTAL
                                                                                MANAGEMENT    12b-1     OTHER      ANNUAL
                                                                                   FEES       FEES     EXPENSES   EXPENSES
AIM V.I. Basic Value Fund, Series II Shares                                        0.72%      0.25%     0.30%**   1.27%(1),(2)
AIM V.I. Capital Appreciation Fund, Series II Shares                               0.61       0.25      0.30**    1.16(1)
AIM V.I. Capital Development Fund, Series II Shares                                0.75       0.25      0.35**    1.35(1),(2)
AIM V.I. Global Health Care Fund, Series II Shares                                 0.75       0.25      0.36**    1.36(1)
AIM V.I. International Growth Fund, Series II Shares                               0.72       0.25      0.39**    1.36(1)
AIM V.I. Mid Cap Core Equity Fund, Series II Shares                                0.72       0.25      0.34**    1.31(1)
AllianceBernstein VPS Balanced Shares Portfolio (Class B)                          0.55       0.25      0.18      0.98
AllianceBernstein VPS Global Technology Portfolio (Class B)                        0.75       0.25      0.18      1.18
AllianceBernstein VPS Growth and Income Portfolio (Class B)                        0.55       0.25      0.06      0.86
AllianceBernstein VPS International Value Portfolio (Class B)                      0.75       0.25      0.10      1.10
American Century VP Inflation Protection, Class II                                 0.49       0.25      0.01      0.75
American Century VP Mid Cap Value, Class II                                        0.90       0.25        --      1.15
American Century VP Ultra(R), Class II                                             0.90       0.25        --      1.15
American Century VP Value, Class II                                                0.83       0.25        --      1.08
Columbia High Yield Fund, Variable Series, Class B                                 0.55       0.25      0.32      1.12(3)
Columbia Marsico Growth Fund, Variable Series, Class A                             0.74         --      0.27      1.01(3)
Columbia Marsico International Opportunities Fund, Variable Series, Class B        0.80       0.25      0.32      1.37(3)
Columbia Small Cap Value Fund, Variable Series, Class B                            0.80       0.25      0.11      1.16(4)
Credit Suisse Trust - Commodity Return Strategy Portfolio                          0.50       0.25      0.51      1.26(5)
Dreyfus Investment Portfolios MidCap Stock Portfolio, Service Shares               0.75       0.25      0.06**    1.06(6)
Dreyfus Variable Investment Fund Appreciation Portfolio, Service Shares            0.75       0.25      0.07      1.07
Dreyfus Variable Investment Fund International Equity Portfolio, Service Shares    0.75       0.25      0.28      1.28
Dreyfus Variable Investment Fund International Value Portfolio, Service Shares     1.00       0.25      0.19      1.44(6)
Eaton Vance VT Floating-Rate Income Fund                                           0.57       0.25      0.37      1.19
Fidelity(R) VIP Contrafund(R) Portfolio Service Class 2                            0.57       0.25      0.09      0.91
Fidelity(R) VIP Growth Portfolio Service Class 2                                   0.57       0.25      0.12      0.94
Fidelity(R) VIP Investment Grade Bond Portfolio Service Class 2                    0.32       0.25      0.12      0.69
Fidelity(R) VIP Mid Cap Portfolio Service Class 2                                  0.57       0.25      0.11      0.93
Fidelity(R) VIP Overseas Portfolio Service Class 2                                 0.72       0.25      0.16      1.13
FTVIPT Franklin Income Securities Fund - Class 2                                   0.46       0.25      0.01      0.72
FTVIPT Franklin Rising Dividends Securities Fund - Class 2                         0.60       0.25      0.03**    0.88(7)
FTVIPT Franklin Small-Mid Cap Growth Securities Fund - Class 2                     0.48       0.25      0.30**    1.03(7)
FTVIPT Mutual Shares Securities Fund - Class 2                                     0.60       0.25      0.21      1.06
FTVIPT Templeton Global Income Securities Fund - Class 2                           0.56       0.25      0.16      0.97
FTVIPT Templeton Growth Securities Fund - Class 2                                  0.74       0.25      0.04      1.03
Goldman Sachs VIT Mid Cap Value Fund - Institutional Shares                        0.80         --      0.07      0.87(8)
Goldman Sachs VIT Structured U.S. Equity Fund - Institutional Shares               0.65         --      0.07      0.72(8)
Janus Aspen Series Large Cap Growth Portfolio: Service Shares                      0.64       0.25      0.05**    0.94
Legg Mason Partners Variable Small Cap Growth Portfolio, Class I                   0.75         --      0.21**    0.96
MFS(R) New Discovery Series - Service Class                                        0.90       0.25      0.13      1.28
MFS(R) Total Return Series - Service Class                                         0.75       0.25      0.10      1.10(9)
MFS(R) Utilities Series - Service Class                                            0.75       0.25      0.11      1.11



------------------------------------------------------------------------------

10  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -
    ISSUED BY RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK - PROSPECTUS

(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)

                                                                                                                 GROSS TOTAL
                                                                                MANAGEMENT    12b-1     OTHER      ANNUAL
                                                                                   FEES       FEES     EXPENSES   EXPENSES
Oppenheimer Capital Appreciation Fund/VA, Service Shares                           0.64%      0.25%     0.03%**   0.92%(10)
Oppenheimer Global Securities Fund/VA, Service Shares                              0.62       0.25      0.04**    0.91(10)
Oppenheimer Main Street Small Cap Fund/VA, Service Shares                          0.72       0.25      0.03**    1.00(10)
Oppenheimer Strategic Bond Fund/VA, Service Shares                                 0.62       0.25      0.02**    0.89(10)
PIMCO VIT All Asset Portfolio, Advisor Share Class                                 0.18       0.25      0.86**    1.29
Putnam VT Health Sciences Fund - Class IB Shares                                   0.70       0.25      0.15**    1.10
Putnam VT International Equity Fund - Class IB Shares                              0.74       0.25      0.19**    1.18
Putnam VT Small Cap Value Fund - Class IB Shares                                   0.76       0.25      0.09**    1.10
Putnam VT Vista Fund - Class IB Shares                                             0.65       0.25      0.15**    1.05
RiverSource(R) Variable Portfolio - Cash Management Fund                           0.33       0.13      0.14      0.60(11)
RiverSource(R) Variable Portfolio - Diversified Bond Fund                          0.46       0.13      0.15**    0.74(11)
RiverSource(R) Variable Portfolio - Diversified Equity Income Fund                 0.64       0.13      0.14**    0.91(11),(12)
RiverSource(R) Variable Portfolio - Emerging Markets Fund                          1.13       0.13      0.25**    1.51(11),(12)
RiverSource(R) Variable Portfolio - Fundamental Value Fund                         0.72       0.13      0.17**    1.02(11),(12),(13)
RiverSource(R) Variable Portfolio - Global Inflation Protected Securities Fund     0.44       0.13      0.15**    0.72(11),(13)
RiverSource(R) Variable Portfolio - Growth Fund                                    0.71       0.13      0.17**    1.01(11),(12)
RiverSource(R) Variable Portfolio - High Yield Bond Fund                           0.59       0.13      0.16**    0.88(11)
RiverSource(R) Variable Portfolio - Income Opportunities Fund                      0.61       0.13      0.16**    0.90(11),(13)
RiverSource(R) Variable Portfolio - International Opportunity Fund                 0.76       0.13      0.19**    1.08(11),(12)
RiverSource(R) Variable Portfolio - Large Cap Equity Fund                          0.57       0.13      0.13**    0.83(11),(12)
RiverSource(R) Variable Portfolio - Mid Cap Growth Fund                            0.60       0.13      0.15**    0.88(11),(12),(13)
RiverSource(R) Variable Portfolio - Mid Cap Value Fund                             0.72       0.13      0.22**    1.07(11),(12),(13)
RiverSource(R) Variable Portfolio - S&P 500 Index Fund                             0.22       0.13      0.16**    0.51(11),(13)
RiverSource(R) Variable Portfolio - Select Value Fund                              0.72       0.13      0.37**    1.22(11),(12),(13)
RiverSource(R) Variable Portfolio - Short Duration U.S. Government Fund            0.48       0.13      0.16**    0.77(11)
RiverSource(R) Variable Portfolio - Small Cap Value Fund                           1.00       0.13      0.19**    1.32(11),(12),(13)
Van Kampen Life Investment Trust Comstock Portfolio, Class II Shares               0.56       0.25      0.03      0.84
Van Kampen UIF Global Real Estate Portfolio, Class II Shares                       0.85       0.35      0.66      1.86(14)
Van Kampen UIF Mid Cap Growth Portfolio, Class II Shares                           0.75       0.35      0.31      1.41(14)
Van Kampen UIF U.S. Real Estate Portfolio, Class II Shares                         0.73       0.35      0.28      1.36(14)
Wanger International Small Cap                                                     0.91         --      0.10      1.01
Wanger U.S. Smaller Companies                                                      0.90         --      0.05      0.95

  * The Funds provided the information on their expenses and we have not independently verified the information.

 ** "Other expenses" may include fees and expenses incurred indirectly by the Fund as a result of its investment in other investment companies
      (also referred to as acquired funds).

(1) The Fund's advisor has contractually agreed to waive advisory fees and/or reimburse expenses of Series II shares to the extent necessary to limit total annual expenses (subject to certain exclusions) of Series II shares to 1.45% of average daily net assets. This expense limitation is in effect through at least April 30, 2008.

(2)   Through April 30, 2008 (through Dec. 31, 2009, for AIM V.I. Basic Value
      Fund, Series II Shares), the Fund's advisor has contractually agreed to waive a portion of its advisory fees. After fee waivers and expense reimbursements net expenses would be 1.22% for AIM V.I. Basic Value
      Fund, Series II Shares and 1.34% for AIM V.I. Capital Development Fund,
      Series II Shares.

(3) The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees. The Fund's Investment Adviser and Distributor have contractually agreed to waive advisory fees and reimburse the Fund for certain expenses (subject to certain exclusions) through April 30, 2008. After fee waivers and expense reimbursements net expenses would be 0.66% for Columbia High Yield Fund, Variable Series,
      Class B. There is no guarantee that these waivers and/or limitations will continue after April 30, 2008.

(4) Other expenses have been restated to reflect contractual changes to fees paid by the Fund. The Fund's Advisor and Distributor have voluntarily agreed to waive fees and reimburse the Fund for certain expenses
      (subject to certain exclusions). After fee waivers and expense reimbursements net expenses would be 1.10% for Columbia Small Cap Value
      Fund, Variable Series, Class B. This arrangement may be modified or terminated by the advisor or distributor at any time.

(5) Credit Suisse fee waivers are voluntary and may be discontinued at any time. After fee waivers and expense reimbursements net expenses would be 0.95% for Credit Suisse Trust - Commodity Return Strategy Portfolio.



------------------------------------------------------------------------------

RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -
ISSUED BY RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK - PROSPECTUS  11


(6) The Dreyfus Corporation has agreed, until Dec. 31, 2007, to waive receipt of its fees and/or assume the expenses of the portfolio so that the net expenses (subject to certain exclusions) do not exceed 0.90% for Dreyfus Investment Portfolios MidCap Stock Portfolio, Service Shares and
      1.40% for Dreyfus Variable Investment Fund International Value
      Portfolio, Service Shares.

(7) The manager has agreed in advance to reduce its fee from assets invested by the Fund in a Franklin Templeton money market fund (the acquired fund) to the extent that the Fund's fees and expenses are due to those of the acquired fund. This reduction is required by the Trust's board of trustees and an exemptive order of the Securities and Exchange
      Commission (SEC). After fee reductions net expenses would be 0.87% for FTVIPT Franklin Rising Dividends Securities Fund - Class 2 and 1.02% for
      FTVIPT Franklin Small-Mid Cap Growth Securities Fund - Class 2.

(8) "Other expenses" include transfer agency fees and expenses equal on an annualized basis to 0.04% of the average daily net assets of the Fund plus all other ordinary expenses not detailed in the table above. The
      Investment Adviser has voluntarily agreed to limit "Other expenses"
      (subject to certain exclusions) to the extent that such expenses exceed, on an annual basis, 0.054% of the Fund's average daily net assets for Goldman Sachs VIT Mid Cap Value Fund - Institutional Shares and 0.044% of the Fund's average daily net assets for Goldman Sachs VIT Structured
      U.S. Equity Fund - Institutional Shares. The Investment Adviser may cease or modify the expense limitations at its discretion at anytime. If this occurs, other expenses and total annual operating expenses may increase without shareholder approval.

(9)   The Fund's management fee as set forth in its Investment Advisory
      Agreement is 0.75% of average daily net assets annually. MFS has agreed in writing to reduce its management fee to 0.65% of average daily net assets in excess of $3 billion. For the Fund's most recent fiscal year, the effective management fee was 0.73% of average daily net assets. This written agreement will remain in effect until modified by the Fund's
      Board of Trustees.

(10) The "Other expenses" in the table are based on, among other things, the fees the Fund would have paid if the transfer agent had not waived a portion of its fee under a voluntary undertaking to the Fund to limit these fees to 0.35% of average daily net assets per fiscal year for all classes. That undertaking may be amended or withdrawn at any time. For the Fund's fiscal year ended Dec. 31, 2006, the transfer agent fees did not exceed this expense limitation. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in Oppenheimer Institutional
      Money Market Fund. After fee waivers and expense reimbursements, the net expenses would have been 0.88% for Oppenheimer Strategic Bond Fund/VA, Service Shares.

(11) The Fund's expense figures are based on actual expenses for the four month period ended Dec. 31, 2006, adjusted to an annual basis.

(12) Management fees include the impact of a performance incentive adjustment fee that decreased the management fee by 0.01% for RiverSource(R)
      Variable Portfolio - Fundamental Value Fund, 0.10% for RiverSource(R)
      Variable Portfolio - Mid Cap Growth Fund and 0.06% for RiverSource(R)
      Variable Portfolio - Select Value Fund. Includes the impact of a performance incentive adjustment that increased the management fee by 0.07% for RiverSource(R) Variable Portfolio - Diversified Equity Income
      Fund, 0.04% for RiverSource(R) Variable Portfolio - Emerging Markets
      Fund, 0.11% for RiverSource(R) Variable Portfolio - Growth Fund, 0.01% for RiverSource(R) Variable Portfolio - International Opportunity Fund,
      0.01% for RiverSource(R) Variable Portfolio - Large Cap Equity Fund,
      0.02% for RiverSource(R) Variable Portfolio - Mid Cap Value Fund and
      0.05% for RiverSource(R) Variable Portfolio - Small Cap Value Fund.

(13) RiverSource Investments, LLC and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Dec.
      31, 2007, unless sooner terminated at the discretion of the Fund's
      Board. Any amount waived will not be reimbursed by the Fund. Under this agreement, net expenses (excluding fees and expenses of acquired funds), before giving effect to any applicable performance incentive adjustment, will not exceed: 1.07% for RiverSource(R) Variable Portfolio -
      Fundamental Value Fund, 0.72% for RiverSource(R) Variable Portfolio -
      Global Inflation Protected Securities Fund, 0.99% for RiverSource(R)
      Variable Portfolio - Income Opportunities Fund, 1.00% for RiverSource(R)
      Variable Portfolio - Mid Cap Growth Fund, 1.08% for RiverSource(R)
      Variable Portfolio - Mid Cap Value Fund, 0.495% for RiverSource(R)
      Variable Portfolio - S&P 500 Index Fund, 1.00% for RiverSource(R)
      Variable Portfolio - Select Value Fund and 1.20% for RiverSource(R)
      Variable Portfolio - Small Cap Value Fund.

(14) The fees disclosed reflect gross ratios prior to any voluntary waivers/reimbursements of expenses by the adviser. The adviser has voluntarily agreed to waive a portion of or all of its management fee and/or reimburse expenses to the extent necessary to limit total annual operating expenses (subject to certain exclusions). Additionally, the distributor has agreed to voluntarily waive a portion of the 12b-1 fee for Class II shares. After these fee waivers/reimbursements, net expenses would have been 1.40% for Van Kampen UIF Global Real Estate
      Portfolio, Class II Shares, 1.15% for Van Kampen UIF Mid Cap Growth
      Portfolio, Class II Shares and 1.26% for Van Kampen UIF U.S. Real Estate
      Portfolio, Class II Shares.



------------------------------------------------------------------------------

12  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -
    ISSUED BY RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK - PROSPECTUS

EXAMPLES

THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THESE CONTRACTS WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THESE COSTS INCLUDE YOUR TRANSACTION EXPENSES, CONTRACT ADMINISTRATIVE CHARGES(1), VARIABLE ACCOUNT ANNUAL EXPENSES AND FUND FEES AND EXPENSES.

THESE EXAMPLES ASSUME THAT YOU INVEST $10,000 IN THE CONTRACT FOR THE TIME PERIODS INDICATED. THESE EXAMPLES ALSO ASSUME THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR.


CURRENTLY OFFERED

MAXIMUM EXPENSES. These examples assume the most expensive combination of contract features and benefits and the maximum fees and expense of any of the funds offered on or after May 1, 2007. They assume that you select the MAV Death Benefit and the Accumulation Protector Benefit rider(2). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                                            IF YOU DO NOT WITHDRAW YOUR CONTRACT
                                               IF YOU WITHDRAW YOUR CONTRACT              OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                                         AT THE END OF THE APPLICABLE TIME PERIOD:       AT THE END OF THE APPLICABLE TIME PERIOD:
NONQUALIFIED ANNUITY                     1 YEAR     3 YEARS     5 YEARS     10 YEARS     1 YEAR     3 YEARS    5 YEARS    10 YEARS
Seven-year withdrawal charge schedule  $ 1,317.63  $ 2,250.14  $ 3,179.02  $ 5,135.39   $  517.63  $1,550.14  $2,579.02  $  5,135.39
Five-year withdrawal charge schedule     1,348.38    2,237.18    2,915.48    5,365.90      548.38   1,637.18   2,715.48     5,365.90

QUALIFIED ANNUITY                        1 YEAR      3 YEARS    5 YEARS     10 YEARS     1 YEAR     3 YEARS    5 YEARS    10 YEARS
Seven-year withdrawal charge schedule  $ 1,302.25  $ 2,206.41  $ 3,110.12  $ 5,017.42   $  502.25  $1,506.41  $2,510.12  $  5,017.42
Five-year withdrawal charge schedule     1,333.00    2,193.73    2,847.47    5,251.54      533.00   1,593.73   2,647.47     5,251.54

PREVIOUSLY OFFERED

MAXIMUM EXPENSES. These examples assume the most expensive combination of contract features and benefits and the maximum fees and expense of any of the funds for contracts we offered prior to May 1, 2007. They assume that you select the MAV Death Benefit and the Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit Base rider(2). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                                            IF YOU DO NOT WITHDRAW YOUR CONTRACT
                                               IF YOU WITHDRAW YOUR CONTRACT              OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                                         AT THE END OF THE APPLICABLE TIME PERIOD:       AT THE END OF THE APPLICABLE TIME PERIOD:
NONQUALIFIED ANNUITY                     1 YEAR     3 YEARS     5 YEARS     10 YEARS     1 YEAR     3 YEARS    5 YEARS    10 YEARS
Seven-year withdrawal charge schedule
for contracts purchased on or after
  June 19, 2006                        $ 1,348.25  $ 2,371.50  $ 3,431.38  $ 5,899.27   $  548.25  $1,671.50  $2,831.38  $  5,899.27
Seven-year withdrawal charge schedule
for all other contracts                  1,358.50    2,401.01    3,478.40    5,981.56      558.50   1,701.01   2,878.40     5,981.56
Five-year withdrawal charge schedule     1,379.00    2,359.85    3,171.85    6,143.52      579.00   1,759.85   2,971.85     6,143.52

QUALIFIED ANNUITY                        1 YEAR      3 YEARS    5 YEARS     10 YEARS     1 YEAR     3 YEARS    5 YEARS    10 YEARS
Seven-year withdrawal charge schedule
for contracts purchased on or after
  June 19, 2006                        $ 1,332.88  $ 2,327.11  $ 3,360.45  $ 5,774.18   $  532.88  $1,627.11  $2,760.45  $  5,774.18
Seven-year withdrawal charge schedule
for all other contracts                  1,343.13    2,356.72    3,407.78    5,857.79      543.13   1,656.72   2,807.78     5,857.79
Five-year withdrawal charge schedule     1,363.63    2,315.75    3,101.84    6,022.37      563.63   1,715.75   2,901.84     6,022.37



------------------------------------------------------------------------------

RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -
ISSUED BY RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK - PROSPECTUS  13

ALL CONTRACTS


MINIMUM EXPENSES. These examples assume the least expensive combination of contract features and benefits and the minimum fees and expenses of any of the funds. They assume that you select the ROP Death Benefit and you do not select any optional riders. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                                            IF YOU DO NOT WITHDRAW YOUR CONTRACT
                                               IF YOU WITHDRAW YOUR CONTRACT              OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                                         AT THE END OF THE APPLICABLE TIME PERIOD:       AT THE END OF THE APPLICABLE TIME PERIOD:
NONQUALIFIED ANNUITY                     1 YEAR     3 YEARS     5 YEARS     10 YEARS     1 YEAR     3 YEARS    5 YEARS    10 YEARS
Seven-year withdrawal charge schedule
for contracts purchased on or after
  June 19, 2006                        $   979.38  $ 1,255.56  $ 1,556.26  $ 2,075.97   $  179.38  $  555.56  $  956.26  $  2,075.97
Seven-year withdrawal charge schedule
for all other contracts                    989.63    1,286.71    1,608.84    2,184.25      189.63     586.71   1,008.84     2,184.25
Five-year withdrawal charge schedule     1,010.13    1,248.82    1,313.33    2,397.65      210.13     648.82   1,113.33     2,397.65

QUALIFIED ANNUITY                        1 YEAR      3 YEARS    5 YEARS     10 YEARS     1 YEAR     3 YEARS    5 YEARS    10 YEARS
Seven-year withdrawal charge schedule
for contracts purchased on or after
  June 19, 2006                        $   964.00  $ 1,208.72  $ 1,476.99  $ 1,911.55   $  164.00  $  508.72  $  876.99  $  1,911.55
Seven-year withdrawal charge schedule
for all other contracts                    974.25    1,239.96    1,529.89    2,021.43      174.25     539.96     929.89     2,021.43
Five-year withdrawal charge schedule       994.75    1,202.27    1,235.04    2,238.00      194.75     602.27   1,035.04     2,238.00

(1) In these examples, the $40 contract administrative charge is estimated as a .040% charge. This percentage was determined by dividing the total amount of the contract administrative charges collected during the year that are attributable to each contract by the total average net assets that are attributable to that contract.

(2) Because these examples are intended to illustrate the most expensive combination of contract features, the maximum annual fee for each optional rider is reflected rather than the fee that is currently being charged.


CONDENSED FINANCIAL INFORMATION


You can find unaudited condensed financial information for the subaccounts in Appendix J.


FINANCIAL STATEMENTS

You can find our audited financial statements and the audited financial statements of the subaccounts with financial history in the SAI. The SAI does not include audited financial statements for subaccounts that are new and have no activity as of the financial statements date.

THE VARIABLE ACCOUNT AND THE FUNDS

VARIABLE ACCOUNT. The variable account was established under New York law on Oct. 12, 1995, and the subaccounts are registered together as a single unit investment trust under the Investment Company Act of 1940 (the 1940 Act). This registration does not involve any supervision of our management or investment practices and policies by the SEC. All obligations arising under the contracts are general obligations of RiverSource Life of NY.

The variable account meets the definition of a separate account under federal securities laws. We credit or charge income, capital gains and capital losses of each subaccount only to that subaccount. State insurance law prohibits us from charging a subaccount with liabilities of any other subaccount or of our general business. The variable account includes other subaccounts that are available under contracts that are not described in this prospectus.

Although the Internal Revenue Service (IRS) has issued some guidance on investor control, the U.S. Treasury and the IRS may continue to examine this aspect of variable contracts and provide additional guidance on investor control. Their concern involves how many investment choices (subaccounts) may be offered by an insurance company and how many exchanges among those subaccounts may be allowed before the contract owner would be currently taxed on income earned within the contract. At this time, we do not know what the additional guidance will be or when action will be taken. We reserve the right to modify the contract, as necessary, so that the owner will not be subject to current taxation as the owner of the subaccount assets.

We intend to comply with all federal tax laws so that the contract continues to qualify as an annuity for federal income tax purposes. We reserve the right to modify the contract as necessary to comply with any new tax laws.


------------------------------------------------------------------------------

14  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -
    ISSUED BY RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK - PROSPECTUS

THE FUNDS. This contract currently offers subaccounts investing in shares of the funds listed in the table below.


      o INVESTMENT OBJECTIVES: The investment managers and advisers cannot guarantee that the funds will meet their investment objectives. Please read the funds' prospectuses for facts you should know before investing. These prospectuses are available by contacting us at the address or telephone number on the first page of this prospectus.

      o FUND NAME AND MANAGEMENT: A fund underlying your contract in which a subaccount invests may have a name, portfolio manager, objectives, strategies and characteristics that are the same or substantially similar to those of a publicly-traded retail mutual fund. Despite these similarities, an underlying fund is not the same as any publicly-traded retail mutual fund. Each underlying fund will have its own unique portfolio holdings, fees, operating expenses and operating results. The results of each underlying fund may differ significantly from any publicly-traded retail mutual fund.

      o ELIGIBLE PURCHASERS: All funds are available to serve as the underlying investments for variable annuities and variable life insurance policies. The funds are not available to the public (see "Fund Name and Management" above). Some funds also are available to serve as investment options for tax-deferred retirement plans. It is possible that in the future for tax, regulatory or other reasons, it may be disadvantageous for variable annuity accounts and variable life insurance accounts and/or tax-deferred retirement plans to invest in the available funds simultaneously. Although we and the funds do not currently foresee any such disadvantages, the boards of directors or trustees of each fund will monitor events in order to identify any material conflicts between annuity owners, policy owners and tax-deferred retirement plans and to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that it should establish separate funds for the variable annuity, variable life insurance and tax-deferred retirement plan accounts, you would not bear any expenses associated with establishing separate funds. Please refer to the funds' prospectuses for risk disclosure regarding simultaneous investments by variable annuity, variable life insurance and tax-deferred retirement plan accounts. Each fund intends to comply with the diversification requirements under
            Section 817(h) of the Code.

      o ASSET ALLOCATION PROGRAMS MAY IMPACT FUND PERFORMANCE: Asset allocation programs in general may negatively impact the performance of an underlying fund. Even if you do not participate in an asset allocation program, a fund in which your subaccount invests may be impacted if it is included in an asset allocation program. Rebalancing or reallocation under the terms of the asset allocation program may cause a fund to lose money if it must sell large amounts of securities to meet a redemption request. These losses can be greater if the fund holds securities that are not as liquid as others, for example, various types of bonds, shares of smaller companies and securities of foreign issuers. A fund may also experience higher expenses because it must sell or buy securities more frequently than it otherwise might in the absence of asset allocation program rebalancing or reallocations. Because asset allocation programs include periodic rebalancing and may also include reallocation, these effects may occur under the asset allocation program we offer (see "Making the Most of Your Contract -- Portfolio Navigator Asset Allocation Program") or under asset allocation programs used in conjunction with the contracts and plans of other eligible purchasers of the funds.

      o FUNDS AVAILABLE UNDER THE CONTRACT: We seek to provide a broad array of underlying funds taking into account the fees and charges imposed by each fund and the contract charges we impose. We select the underlying funds in which the subaccounts initially invest and when there is substitution (see "Substitution of Investments"). We also make all decisions regarding which funds to retain in a contract, which funds to add to a contract and which funds will no longer be offered in a contract. In making these decisions, we may consider various objective and subjective factors. Objective factors include, but are not limited to fund performance, fund expenses, classes of fund shares available, size of the fund and investment objectives and investing style of the fund. Subjective factors include, but are not limited to, investment sub-styles and process, management skill and history at other funds and portfolio concentration and sector weightings. We also consider the levels and types of revenue including, but not limited to, expense payments and non-cash compensation a fund, its distributor, investment adviser, subadviser, transfer agent or their affiliates pay us and our affiliates. This revenue includes, but is not limited to compensation for administrative services provided with respect to the fund and support of marketing and distribution expenses incurred with respect to the fund.

      o REVENUE WE RECEIVE FROM THE FUNDS MAY CREATE POTENTIAL CONFLICTS OF INTEREST: We or our affiliates receive from each of the funds, or the funds' affiliates, varying levels and types of revenue, including but not limited to expense payments and non-cash compensation. The amount of this revenue and how it is computed varies by fund, may be significant and may create potential conflicts of interest. The greatest amount and percentage of revenue we and our affiliates receive comes from assets allocated to subaccounts investing in the RiverSource Variable Portfolio Funds (affiliated funds) that are managed by RiverSource Investments, LLC (RiverSource Investments), one of our affiliates. Employee compensation and operating goals at all levels are tied to the success of Ameriprise Financial, Inc. and its affiliates, including us. Certain employees may receive higher compensation and other benefits based, in part, on contract values that are invested in the RiverSource Variable Portfolio Funds. We or our affiliates receive revenue which ranges up to 0.60% of the average daily net assets invested in the non-RiverSource Variable Portfolio funds (unaffiliated funds) through this and other contracts we and our affiliate issue. We or our affiliates may also receive revenue which ranges up to 0.04% of aggregate, net or anticipated sales of unaffiliated funds through this and other contracts we and our affiliate issue. Please see the SAI for a table that ranks the unaffiliated funds according to total dollar amounts they and their affiliates paid us or our affiliates in 2006.



------------------------------------------------------------------------------

RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -
ISSUED BY RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK - PROSPECTUS  15

            Expense payments, non-cash compensation and other forms of revenue may influence recommendations your investment professional makes regarding whether you should invest in the contract and whether you should allocate purchase payments or contract value to a subaccount that invests in a particular fund (see "About the Service Providers").

            The revenue we or our affiliates receive from a fund or its affiliates is in addition to revenue we receive from the charges you pay when buying, owning and surrendering the contract (see "Expense Summary"). However, the revenue we or our affiliates receive from a fund or its affiliates may come, at least in part, from the fund's fees and expenses you pay indirectly when you allocate contract value to the subaccount that invests in that fund.

      o WHY REVENUES ARE PAID TO US: In accordance with applicable laws, regulations and the terms of the agreements under which such revenue is paid, we or our affiliates may receive these revenues including, but not limited to expense payments and non-cash compensation for various purposes:

            o Compensating, training and educating investment professionals who sell the contracts.

            o Granting access to our employees whose job it is to promote sales of the contracts by authorized selling firms and their investment professionals, and granting access to investment professionals of our affiliated selling firms.

            o Activities or services we or our affiliates provide that assist in the promotion and distribution of the contracts including promoting the funds available under the contracts to prospective and existing contract owners, authorized selling firms and investment professionals.

            o Providing sub-transfer agency and shareholder servicing to contract owners.

            o Promoting, including and/or retaining the fund's investment portfolios as underlying investment options in the contracts.

            o Advertising, printing and mailing sales literature, and printing and distributing prospectuses and reports.

            o Furnishing personal services to contract owners, including education of contract owners, answering routine inquiries regarding a fund, maintaining accounts or providing such other services eligible for service fees as defined under the rules of the National Association of Securities Dealers, Inc. (NASD).

            o Subaccounting, transaction processing, recordkeeping and administration.


      o SOURCES OF REVENUE RECEIVED FROM AFFILIATED FUNDS: The affiliated funds are managed by RiverSource Investments. The sources of revenue we receive from these affiliated funds, or from affiliates of these funds, may include, but are not necessarily limited to, the following:

            o Assets of the fund's adviser and transfer agent or an affiliate of these. The revenue resulting from these sources may be based either on a percentage of average daily net assets of the fund or on the actual cost of certain services we provide with respect to the fund. We may receive this revenue either in the form of a cash payment or it may be allocated to us.

            o Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the "12b-1 fees" column of the "Annual Operating Expenses of the Funds" table.

      o SOURCES OF REVENUE RECEIVED FROM UNAFFILIATED FUNDS: The unaffiliated funds are not managed by an affiliate of ours. The sources of revenue we receive from these unaffiliated funds, or the funds' affiliates, may include, but are not necessarily limited to, the following:

            o Assets of the fund's adviser, subadviser, transfer agent or an affiliate of these and assets of the fund's distributor or an affiliate. The revenue resulting from these sources usually is based on a percentage of average daily net assets of the fund but there may be other types of payment arrangements.

            o Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the "12b-1 fees" column of the "Annual Operating Expenses of the Funds" table.
------------------------------------------------------------------------------

16  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -
    ISSUED BY RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK - PROSPECTUS

UNLESS AN ASSET ALLOCATION PROGRAM WE OFFER IS IN EFFECT, YOU MAY ALLOCATE PURCHASE PAYMENTS OR TRANSFERS TO ANY OR ALL OF THE SUBACCOUNTS OF THE VARIABLE ACCOUNT THAT INVEST IN SHARES OF THE FOLLOWING FUNDS:

------------------------------------------------------------------------------------------------------------------------------------
                       AVAILABLE    AVAILABLE
                       UNDER        UNDER
                       CONTRACTS    CONTRACTS
                       PURCHASED    PURCHASED
                       ON OR AFTER  PRIOR TO
INVESTING IN           MAY 1, 2007  MAY 1, 2007  INVESTMENT OBJECTIVE AND POLICIES                           INVESTMENT ADVISER
------------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Basic         N            Y            Long-term growth of capital. Invests at least 65%           A I M Advisors, Inc.
Value Fund,                                      of its total assets in equity securities of U.S. issuers
Series II Shares                                 that have market capitalizations of greater than
                                                 $500 million and are believed to be undervalued in
                                                 relation to long-term earning power or other factors.
                                                 The fund may invest up to 25% of its total assets in
                                                 foreign securities.

------------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital       Y            Y            Growth of capital. Invests principally in common            A I M Advisors, Inc.
Appreciation Fund,                               stocks of companies likely to benefit from new or
Series II Shares                                 innovative products, services or processes as well as
                                                 those with above-average long-term growth and
                                                 excellent prospects for future growth. The fund can
                                                 invest up to 25% of its total assets in foreign securities that involve risks not associated with investing solely
                                                 in the United States.

------------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital       Y            Y            Long-term growth of capital. Invests primarily in           A I M Advisors, Inc.
Development Fund,                                securities (including common stocks, convertible
Series II Shares                                 securities and bonds) of small- and medium-sized
                                                 companies. The Fund may invest up to 25% of its total
                                                 assets in foreign securities.

------------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Global        Y            Y            Capital growth. The fund seeks to meet its objective        A I M Advisors, Inc.
Health Care Fund,                                by investing, normally, at least 80% of its assets in
Series II Shares                                 securities of health care industry companies. The fund
                                                 may invest up to 20% of its total assets in companies
                                                 located in developing countries, i.e., those countries
                                                 that are in the initial stages of their industrial cycles.
                                                 The fund may also invest up to 5% of its total assets in
                                                 lower-quality debt securities, i.e., junk bonds.

------------------------------------------------------------------------------------------------------------------------------------
AIM V.I.               Y            Y            Long-term growth of capital. Invests primarily in a         A I M Advisors, Inc.
International                                    diversified portfolio of international equity securities,
Growth Fund,                                     whose issuers are considered to have strong earnings
Series II Shares                                 momentum. The fund may invest up to 20% of its
                                                 total assets in security issuers located in developing
                                                 countries and in securities exchangeable for or
                                                 convertible into equity securities of foreign
                                                 companies.

------------------------------------------------------------------------------------------------------------------------------------



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RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -
ISSUED BY RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK - PROSPECTUS  17

------------------------------------------------------------------------------------------------------------------------------------
                       AVAILABLE    AVAILABLE
                       UNDER        UNDER
                       CONTRACTS    CONTRACTS
                       PURCHASED    PURCHASED
                       ON OR AFTER  PRIOR TO
INVESTING IN           MAY 1, 2007  MAY 1, 2007  INVESTMENT OBJECTIVE AND POLICIES                           INVESTMENT ADVISER
------------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Mid Cap       N            Y            Long-term growth of capital. Invests normally at least      A I M Advisors, Inc.
Core Equity Fund,                                80% of its net assets, plus the amount of any
Series II Shares                                 borrowings for investment purposes, in equity
                                                 securities, including convertible securities, of medium
                                                 sized companies. The fund may invest up to 20% of
                                                 its net assets in equity securities of companies in other
                                                 market capitalization ranges or in investment grade
                                                 debt securities. The fund may also invest up to 25% of
                                                 its total assets in foreign securities.

------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein      N            Y            Total return consistent with reasonable risk, through a     AllianceBernstein L.P.
VPS Balanced                                     combination of income and longer-term growth of
Shares Portfolio                                 capital. Invests primarily in U.S. government and
(Class B)                                        agency obligations, bonds, fixed-income and equity
                                                 securities of non-U.S. issuers (including short- and
                                                 long-term debt securities and preferred stocks to the
                                                 extent the Advisor deems best adapted to the current
                                                 economic and market outlook), and common stocks.

------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein      Y            Y            Long-term growth of capital. The Fund invests at least      AllianceBernstein L.P.
VPS Global                                       80% of its net assets in securities of companies that
Technology                                       use technology extensively in the development of new
Portfolio (Class B)                              or improved products or processes. Invests in a global
                                                 portfolio of securities of U.S. and foreign companies
                                                 selected for their growth potential.

------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein      Y            Y            Long-term growth of capital. Invests primarily in the       AllianceBernstein L.P.
VPS Growth and                                   equity securities of domestic companies that the
Income Portfolio                                 Advisor deems to be undervalued.
(Class B)

------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein      Y            Y            Long-term growth of capital. Invests primarily in a         AllianceBernstein L.P.
VPS International                                diversified portfolio of equity securities of established
Value Portfolio                                  companies selected from more than 40 industries and
(Class B)                                        from more than 40 developed and emerging market
                                                 countries.

------------------------------------------------------------------------------------------------------------------------------------
American Century       N            Y            Long-term total return. To protect against U.S. inflation.  American Century
VP Inflation                                                                                                 Investment
Protection, Class II                                                                                         Management, Inc.

------------------------------------------------------------------------------------------------------------------------------------
American Century       Y            Y            Long-term capital growth with income as a secondary         American Century
VP Mid Cap Value,                                objective. Long-term capital growth with income as          Investment
Class II                                         secondary objective. Invests primarily in stocks of         Management, Inc.
                                                 companies that management believes are undervalued
                                                 at the time of purchase. The fund will invest at least
                                                 80% of its assets in securities of companies whose
                                                 market capitalization at the time of purchase is within
                                                 the capitalization range of the Russell 3000 Index,
                                                 excluding the largest 100 such companies.

------------------------------------------------------------------------------------------------------------------------------------



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18  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -
    ISSUED BY RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK - PROSPECTUS

------------------------------------------------------------------------------------------------------------------------------------
                       AVAILABLE    AVAILABLE
                       UNDER        UNDER
                       CONTRACTS    CONTRACTS
                       PURCHASED    PURCHASED
                       ON OR AFTER  PRIOR TO
INVESTING IN           MAY 1, 2007  MAY 1, 2007  INVESTMENT OBJECTIVE AND POLICIES                           INVESTMENT ADVISER
------------------------------------------------------------------------------------------------------------------------------------
American Century       Y            Y            Long-term capital growth. Analytical research tools         American Century
VP Ultra(R), Class II                            and techniques are used to identify the stocks of           Investment
                                                 larger-sized companies that appear to have the              Management, Inc.
                                                 best opportunity of sustaining long-term above
                                                 average growth.

------------------------------------------------------------------------------------------------------------------------------------
American Century       Y            Y            Long-term capital growth, with income as a secondary        American Century
VP Value, Class II                               objective. Invests primarily in stocks of companies         Investment
                                                 that management believes to be undervalued at the           Management, Inc.
                                                 time of purchase.

------------------------------------------------------------------------------------------------------------------------------------
Columbia High          Y            Y            High level of current income with capital appreciation      Columbia Management
Yield Fund,                                      as a secondary objective when consistent with the goal      Advisors, LLC
Variable Series,                                 of high current income. The Fund normally invests at
Class B                                          least 80% of its net assets (plus any borrowings for
                                                 investment purposes) in high yielding corporate debt
                                                 securities, such as bonds, debentures and notes that are
                                                 rated below investment grade, or unrated securities
                                                 which the Fund's investment advisor has determined
                                                 to be of comparable quality. No more than 10% of the
                                                 Fund's total assets will normally be invested in
                                                 securities rated CCC or lower by S&P or Caa or lower
                                                 by Moody's.

------------------------------------------------------------------------------------------------------------------------------------
Columbia Marsico       Y            Y            Long-term growth of capital. The Fund invests               Columbia Management
Growth Fund,                                     primarily in equity securities of large-capitalization      Advisors, LLC
Variable Series,                                 companies that are selected for their growth potential.     (advisor); Marsico
Class A                                          It generally holds a core position of between 35 and        Capital Management, LLC
                                                 50 common stocks. It may hold up to 25% of its assets       (sub-advisor)
                                                 in foreign securities.

------------------------------------------------------------------------------------------------------------------------------------
Columbia Marsico       Y            Y            Long-term growth of capital. The Fund normally              Columbia Management
International                                    invests at least 65% of its assets in common stocks of      Advisors, LLC
Opportunities Fund,                              foreign companies. While the Fund may invest in             (advisor); Marsico
Variable Series,                                 companies of any size, it focuses on large companies.       Capital Management, LLC
Class B                                          These companies are selected for their long-term            (sub-advisor)
                                                 growth potential. The Fund normally invests in issuers
                                                 from at least three different countries not including the
                                                 United States and generally holds a core position of 35
                                                 to 50 common stocks. The Fund may invest in common
                                                 stocks of companies operating in emerging markets.

------------------------------------------------------------------------------------------------------------------------------------
Columbia Small         Y            Y            Long-term growth by investing primarily in smaller          Columbia Management
Cap Value Fund,                                  capitalization (small-cap) equities. Under normal market    Advisors, LLC
Variable Series,                                 conditions, the Fund invests at least 80% of its net
Class B                                          assets (plus any borrowings for investment purposes) in
                                                 small-cap stocks. When purchasing securities for the
                                                 Fund, the advisor generally chooses securities of
                                                 companies it believes are undervalued. The Fund may
                                                 invest up to 10% of its assets in foreign securities.

------------------------------------------------------------------------------------------------------------------------------------



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RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -
ISSUED BY RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK - PROSPECTUS  19

------------------------------------------------------------------------------------------------------------------------------------
                       AVAILABLE    AVAILABLE
                       UNDER        UNDER
                       CONTRACTS    CONTRACTS
                       PURCHASED    PURCHASED
                       ON OR AFTER  PRIOR TO
INVESTING IN           MAY 1, 2007  MAY 1, 2007  INVESTMENT OBJECTIVE AND POLICIES                           INVESTMENT ADVISER
------------------------------------------------------------------------------------------------------------------------------------
Credit Suisse          Y            Y            Total return. Invests in commodity-linked derivative        Credit Suisse Asset
Trust - Commodity                                instruments backed by a portfolio of short-maturity         Management, LLC
Return Strategy                                  investment-grade fixed income securities normally
Portfolio                                        having an average duration of one year or less.

------------------------------------------------------------------------------------------------------------------------------------
Dreyfus Investment     N            Y            Investment results greater than the total return            The Dreyfus Corporation
Portfolios MidCap                                performance of publicly traded common stocks of
Stock Portfolio,                                 medium-sized domestic companies in the aggregate,
Service Shares                                   as represented by the Standard & Poor's Midcap 400
                                                 Index. The portfolio normally invests at least 80% of
                                                 its assets in stocks of mid-size companies. The
                                                 portfolio invests in growth and value stocks, which are
                                                 chosen through a disciplined investment process that
                                                 combines computer modeling techniques, fundamental
                                                 analysis and risk management. Consistency of returns
                                                 compared to the S&P 400 is a primary goal of the
                                                 investment process. The portfolio's stock investments
                                                 may include common stocks, preferred stocks,
                                                 convertible securities and depository receipts,
                                                 including those issued in initial public offerings or
                                                 shortly thereafter.

------------------------------------------------------------------------------------------------------------------------------------
Dreyfus Variable       N            Y            Long-term capital growth consistent with the                The Dreyfus Corporation
Investment Fund                                  preservation of capital. Its secondary goal is current      - Fayez Sarofim & Co.
Appreciation                                     income. To pursue these goals, the portfolio normally       is the portfolio's
Portfolio,                                       invests at least 80% of its assets in common stocks.        sub-investment advisor
Service Shares                                   The portfolio focuses on "blue chip" companies with
                                                 total market capitalizations of more than $5 billion at
                                                 the time of purchase, including multinational
                                                 companies. These established companies have
                                                 demonstrated sustained patterns of profitability, strong
                                                 balance sheets, an expanding global presence and the
                                                 potential to achieve predictable, above-average
                                                 earnings growth.

------------------------------------------------------------------------------------------------------------------------------------
Dreyfus Variable       Y            Y            Capital growth. To pursue this goal, the portfolio          The Dreyfus Corporation
Investment Fund                                  primarily invests in growth stocks of foreign
International                                    companies. Normally, the portfolio invests at least
Equity Portfolio,                                80% of its assets in stocks, including common stocks,
Service Shares                                   preferred stocks and convertible securities, including
                                                 those purchased in initial public offering.

------------------------------------------------------------------------------------------------------------------------------------



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20  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -
    ISSUED BY RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK - PROSPECTUS

------------------------------------------------------------------------------------------------------------------------------------
                       AVAILABLE    AVAILABLE
                       UNDER        UNDER
                       CONTRACTS    CONTRACTS
                       PURCHASED    PURCHASED
                       ON OR AFTER  PRIOR TO
INVESTING IN           MAY 1, 2007  MAY 1, 2007  INVESTMENT OBJECTIVE AND POLICIES                           INVESTMENT ADVISER
------------------------------------------------------------------------------------------------------------------------------------
Dreyfus Variable       Y            Y            Long-term capital growth. To pursue this goal, the          The Dreyfus Corporation
Investment Fund                                  portfolio normally invests at least 80% of its assets in
International                                    stocks. The portfolio ordinarily invests most of its
Value Portfolio,                                 assets in securities of foreign companies which
Service Shares                                   Dreyfus considers to be value companies. The
                                                 portfolio's stock investments may include common
                                                 stocks, preferred stocks and convertible securities,
                                                 including those purchased in initial public offerings or
                                                 shortly thereafter. The portfolio may invest in
                                                 companies of any size. The portfolio may also invest
                                                 in companies located in emerging markets.

------------------------------------------------------------------------------------------------------------------------------------
Eaton Vance            Y            Y            High level of current income. Non-diversified mutual        Eaton Vance Management
VT Floating-Rate                                 fund that normally invests primarily in senior floating
Income Fund                                      rate loans ("Senior Loans"). Senior Loans typically
                                                 are of below investment grade quality and have below
                                                 investment grade credit ratings, which ratings are
                                                 associated with having high risk, speculative
                                                 characteristics. Investments are actively managed, and
                                                 may be bought or sold on a daily basis (although loans
                                                 are generally held until repaid). The investment
                                                 adviser's staff monitors the credit quality of the Fund
                                                 holdings, as well as other investments that are
                                                 available. The Fund may invest up to 25% of its total
                                                 assets in foreign securities and may engage in certain
                                                 hedging transactions.

------------------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP        Y            Y            Long-term capital appreciation. Normally invests            Fidelity Management &
Contrafund(R)                                    primarily in common stocks. Invests in securities of        Research Company (FMR),
Portfolio                                        companies whose value it believes is not fully              investment manager;
Service Class 2                                  recognized by the public. Invests in either "growth"        FMR U.K. and
                                                 stocks or "value" stocks or both. The fund invests in       FMR Far East,
                                                 domestic and foreign issuers.                               sub-investment
                                                                                                             advisers.

------------------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP        N            Y            Achieve capital appreciation. Normally invests              Fidelity Management &
Growth Portfolio                                 primarily in common stocks. Invests in companies            Research Company (FMR),
Service Class 2                                  that it believes have above-average growth potential        investment manager;
                                                 (stocks of these companies are often called "growth"        FMR U.K., FMR Far East,
                                                 stocks). The Fund invests in domestic and                   sub-investment
                                                 foreign issuers.                                            advisers.

------------------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP        Y            Y            High level of current income consistent with the            Fidelity Management &
Investment Grade                                 preservation of capital. Normally invests at least 80%      Research Company (FMR),
Bond Portfolio                                   of assets in investment-grade debt securities (those of     investment manager;
Service Class 2                                  medium and high quality) of all types and repurchase        FMR U.K., FMR Far East,
                                                 agreements for those securities.                            sub-investment
                                                                                                             advisers.

------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------

RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -
ISSUED BY RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK - PROSPECTUS  21

------------------------------------------------------------------------------------------------------------------------------------
                       AVAILABLE    AVAILABLE
                       UNDER        UNDER
                       CONTRACTS    CONTRACTS
                       PURCHASED    PURCHASED
                       ON OR AFTER  PRIOR TO
INVESTING IN           MAY 1, 2007  MAY 1, 2007  INVESTMENT OBJECTIVE AND POLICIES                           INVESTMENT ADVISER
------------------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP        Y            Y            Long-term growth of capital. Normally invests               Fidelity Management &
Mid Cap Portfolio                                primarily in common stocks. Normally invests at least       Research Company (FMR),
Service Class 2                                  80% of assets in securities of companies with medium        investment manager;
                                                 market capitalizations. May invest in companies with        FMR U.K., FMR Far East,
                                                 smaller or larger market capitalizations. Invests in        sub-investment
                                                 domestic and foreign issuers. The Fund invests in           advisers.
                                                 either "growth" or "value" common stocks or both.

------------------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP        Y            Y            Long-term growth of capital. Normally invests               Fidelity Management &
Overseas Portfolio                               primarily in common stocks of foreign securities.           Research Company (FMR),
Service Class 2                                  Normally invests at least 80% of assets in                  investment manager;
                                                 non-U.S. securities.                                        FMR U.K., FMR Far East,
                                                                                                             Fidelity International
                                                                                                             Investment Advisors
                                                                                                             (FIIA) and FIIA U.K.,
                                                                                                             sub-investment
                                                                                                             advisers.

------------------------------------------------------------------------------------------------------------------------------------
FTVIPT Franklin        Y            Y            Maximize income while maintaining prospects for             Franklin Advisers, Inc.
Income Securities                                capital appreciation. The Fund normally invests in
Fund - Class 2                                   both equity and debt securities. The Fund seeks
                                                 income by investing in corporate, foreign and
                                                 U.S. Treasury bonds as well as stocks with dividend
                                                 yields the manager believes are attractive.

------------------------------------------------------------------------------------------------------------------------------------
FTVIPT Franklin        N            Y            Long-term capital appreciation, with preservation of        Franklin Advisory
Rising Dividends                                 capital as an important consideration. The Fund             Services, LLC
Securities Fund -                                normally invests at least 80% of its net assets in
Class 2                                          investments of companies that have paid rising
                                                 dividends, and normally invests predominantly in
                                                 equity securities.

------------------------------------------------------------------------------------------------------------------------------------
FTVIPT Franklin        N            Y            Long-term capital growth. The Fund normally invests         Franklin Advisers, Inc.
Small-Mid Cap                                    at least 80% of its net assets in investments of small
Growth Securities                                capitalization (small cap) and mid capitalization
Fund - Class 2                                   (mid cap) companies.

------------------------------------------------------------------------------------------------------------------------------------
FTVIPT Mutual          N            Y            Capital appreciation, with income as a secondary goal.      Franklin Mutual
Shares Securities                                The Fund normally invests primarily in equity               Advisers, LLC
Fund - Class 2                                   securities of companies that the manager believes are
                                                 undervalued. The Fund also invests, to a lesser extent
                                                 in risk arbitrage securities and distressed companies.

------------------------------------------------------------------------------------------------------------------------------------
FTVIPT Templeton       Y            Y            High current income consistent with preservation of         Franklin Advisers, Inc.
Global Income                                    capital, with capital appreciation as a secondary
Securities Fund -                                consideration. The Fund normally invests mainly in
Class 2                                          debt securities of governments and their political
                                                 subdivisions and agencies, supranational organizations
                                                 and companies located anywhere in the world,
                                                 including emerging markets.

------------------------------------------------------------------------------------------------------------------------------------



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22  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -
    ISSUED BY RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK - PROSPECTUS

------------------------------------------------------------------------------------------------------------------------------------
                       AVAILABLE    AVAILABLE
                       UNDER        UNDER
                       CONTRACTS    CONTRACTS
                       PURCHASED    PURCHASED
                       ON OR AFTER  PRIOR TO
INVESTING IN           MAY 1, 2007  MAY 1, 2007  INVESTMENT OBJECTIVE AND POLICIES                           INVESTMENT ADVISER
------------------------------------------------------------------------------------------------------------------------------------
FTVIPT Templeton       Y            Y            Long-term capital growth. The Fund normally invests         Franklin Advisers, Inc.
Growth Securities                                primarily in equity securities of companies located
Fund - Class 2                                   anywhere in the world, including those in the U.S. and
                                                 in emerging markets.

------------------------------------------------------------------------------------------------------------------------------------
Goldman Sachs          Y            Y            Long-term capital appreciation. The Fund invests,           Goldman Sachs Asset
VIT Mid Cap                                      under normal circumstances, at least 80% of its net         Management, L.P.
Value Fund -                                     assets plus any borrowings for investment purposes
Institutional Shares                             (measured at time of purchase) ( "Net Assets ") in a
                                                 diversified portfolio of equity investments in mid-cap
                                                 issuers with public stock market capitalizations (based
                                                 upon shares available for trading on an unrestricted
                                                 basis) within the range of the market capitalization of
                                                 companies constituting the Russell Midcap(R) Value
                                                 Index at the time of investment. If the market
                                                 capitalization of a company held by the Fund moves
                                                 outside this range, the Fund may, but is not required
                                                 to, sell the securities. The capitalization range of the
                                                 Russell Midcap(R) Value Index is currently between
                                                 $613 million and $18.3 billion. Although the Fund
                                                 will invest primarily in publicly traded U.S. securities,
                                                 it may invest up to 25% of its Net Assets in foreign
                                                 securities, including securities of issuers in countries
                                                 with emerging markets or economies ("emerging
                                                 countries") and securities quoted in foreign currencies.
                                                 The Fund may invest in the aggregate up to 20% of its
                                                 Net Assets in companies with public stock market
                                                 capitalizations outside the range of companies
                                                 constituting the Russell Midcap(R) Value Index at the
                                                 time of investment and in fixed-income securities,
                                                 such as government, corporate and bank debt
                                                 obligations.

------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------

RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -
ISSUED BY RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK - PROSPECTUS  23

------------------------------------------------------------------------------------------------------------------------------------
                       AVAILABLE    AVAILABLE
                       UNDER        UNDER
                       CONTRACTS    CONTRACTS
                       PURCHASED    PURCHASED
                       ON OR AFTER  PRIOR TO
INVESTING IN           MAY 1, 2007  MAY 1, 2007  INVESTMENT OBJECTIVE AND POLICIES                           INVESTMENT ADVISER
------------------------------------------------------------------------------------------------------------------------------------
Goldman Sachs          Y            Y            Long-term growth of capital and dividend income.            Goldman Sachs Asset
VIT Structured                                   The Fund invests, under normal circumstances, at least      Management, L.P.
U.S. Equity Fund -                               90% of its total assets (not including securities lending
Institutional Shares                             collateral and any investment of that collateral)
                                                 measured at time of purchase ("Total Assets") in a
                                                 diversified portfolio of equity investments in
                                                 U.S. issuers, including foreign companies that are
                                                 traded in the United States. However, it is currently
                                                 anticipated that, under normal circumstances, the Fund
                                                 will invest at least 95% of its net assets plus any
                                                 borrowings for investment purposes (measured at the
                                                 time of purchase) in such equity investments.
                                                 The Fund's investments are selected using both a
                                                 variety of quantitative techniques and fundamental
                                                 research in seeking to maximize the Fund's expected
                                                 return, while maintaining risk, style, capitalization and
                                                 industry characteristics similar to the S&P 500 Index.
                                                 The Fund seeks a broad representation in most major
                                                 sectors of the U.S. economy and a portfolio consisting
                                                 of companies with average long-term earnings growth
                                                 expectations and dividend yields. The Fund is not
                                                 required to limit its investments to securities in the
                                                 S&P 500 Index. The Fund's investments in
                                                 fixed-income securities are limited to securities that
                                                 are considered cash equivalents.

------------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Series     Y            Y            Long-term growth of capital in a manner consistent          Janus Capital
Large Cap Growth                                 with the preservation of capital. Invests under normal
Portfolio:                                       circumstances at least 80% of its net assets in
Service Shares                                   common stocks of large-sized companies. Large-sized
                                                 companies are those whose market capitalization falls
                                                 within the range of companies in the Russell 1000(R)
                                                 Index at the time of purchase.

------------------------------------------------------------------------------------------------------------------------------------
Legg Mason             Y            Y            Long-term growth of capital. Under normal                   Legg Mason Partners
Partners Variable                                circumstances, the fund invests at least 80% of its net     Fund Advisor, LLC,
Small Cap Growth                                 assets in equity securities of companies with small         adviser; ClearBridge
Portfolio, Class I                               market capitalizations and related investments.             Advisors, LLC,
                                                                                                             subadviser

------------------------------------------------------------------------------------------------------------------------------------
MFS(R) New             N            Y            Capital appreciation. Invests in stocks of companies        MFS Investment
Discovery Series -                               MFS believes to have above average earnings growth          Management(R)
Service Class                                    potential compared to other companies (growth
                                                 companies).

------------------------------------------------------------------------------------------------------------------------------------
MFS(R) Total           Y            Y            Total return. Invests primarily in equity and fixed         MFS Investment
Return Series -                                  income securities. MFS invests between 40% and 75%          Management(R)
Service Class                                    of the fund's net assets in equity securities and at least
                                                 25% of the fund's total assets in fixed-income senior
                                                 securities.

------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------

24  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -
    ISSUED BY RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK - PROSPECTUS

------------------------------------------------------------------------------------------------------------------------------------
                       AVAILABLE    AVAILABLE
                       UNDER        UNDER
                       CONTRACTS    CONTRACTS
                       PURCHASED    PURCHASED
                       ON OR AFTER  PRIOR TO
INVESTING IN           MAY 1, 2007  MAY 1, 2007  INVESTMENT OBJECTIVE AND POLICIES                           INVESTMENT ADVISER
------------------------------------------------------------------------------------------------------------------------------------
MFS(R) Utilities       Y            Y            Total return. Normally invests at least 80% of the          MFS Investment
Series -                                         fund's net assets in securities of issuers in the           Management(R)
Service Class                                    utilities industry.

------------------------------------------------------------------------------------------------------------------------------------
Oppenheimer            Y            Y            Capital appreciation. Invests in securities of              OppenheimerFunds, Inc.
Capital Appreciation                             well-known, established companies.
Fund/VA,
Service Shares

------------------------------------------------------------------------------------------------------------------------------------
Oppenheimer            Y            Y            Long-term capital appreciation. Invests mainly in           OppenheimerFunds, Inc.
Global Securities                                common stocks of U.S. and foreign issuers that are
Fund/VA,                                         "growth-type" companies, cyclical industries and
Service Shares                                   special situations that are considered to have
                                                 appreciation possibilities.

------------------------------------------------------------------------------------------------------------------------------------
Oppenheimer            Y            Y            Capital appreciation. Invests mainly in common stocks       OppenheimerFunds, Inc.
Main Street                                      of small-capitalization U.S. companies that the fund's
Small Cap                                        investment manager believes have favorable business
Fund/VA,                                         trends or prospects.
Service Shares

------------------------------------------------------------------------------------------------------------------------------------
Oppenheimer            Y            Y            High level of current income principally derived from       OppenheimerFunds, Inc.
Strategic Bond                                   interest on debt securities. Invests mainly in three
Fund/VA,                                         market sectors: debt securities of foreign governments
Service Shares                                   and companies, U.S. government securities and
                                                 lower-rated high yield securities of U.S. and foreign
                                                 companies.

------------------------------------------------------------------------------------------------------------------------------------
PIMCO VIT All          Y            Y            Maximum real return consistent with preservation of         Pacific Investment
Asset Portfolio,                                 real capital and prudent investment management              Management
Advisor Share Class                              period. The Portfolio seeks to achieve its investment       Company LLC
                                                 objective by investing under normal circumstances
                                                 substantially all of its assets in Institutional Class
                                                 shares of the PIMCO Funds, an affiliated open-end
                                                 investment company, except the All Asset and All
                                                 Asset All Authority Funds ("Underlying Funds").
                                                 Though it is anticipated that the Portfolio will not
                                                 currently invest in the European StockPLUS(R) TR
                                                 Strategy, Far East (ex-Japan) StocksPLUS(R) TR
                                                 Strategy, Japanese StocksPLUS(R) TR Strategy,
                                                 StocksPLUS(R) Municipal-Backed and StocksPLUS(R)
                                                 TR Short Strategy Funds, the Portfolio may invest in
                                                 these Funds in the future, without shareholder
                                                 approval, at the discretion of the Portfolio's asset
                                                 allocation sub-adviser.

------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------

RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -
ISSUED BY RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK - PROSPECTUS  25

------------------------------------------------------------------------------------------------------------------------------------
                       AVAILABLE    AVAILABLE
                       UNDER        UNDER
                       CONTRACTS    CONTRACTS
                       PURCHASED    PURCHASED
                       ON OR AFTER  PRIOR TO
INVESTING IN           MAY 1, 2007  MAY 1, 2007  INVESTMENT OBJECTIVE AND POLICIES                           INVESTMENT ADVISER
------------------------------------------------------------------------------------------------------------------------------------
Putnam VT Health       N            Y            Capital appreciation. The fund pursues its goal by          Putnam Investment
Sciences Fund -                                  investing mainly in common stocks of companies              Management, LLC
Class IB Shares                                  in the health sciences industries, with a focus on
                                                 growth stocks. Under normal circumstances, the fund
                                                 invests at least 80% of its net assets in securities of
                                                 (a) companies that derive at least 50% of their assets,
                                                 revenues or profits from the pharmaceutical, health
                                                 care services, applied research and development
                                                 and medical equipment and supplies industries, or
                                                 (b) companies Putnam Management thinks have the
                                                 potential for growth as a result of their particular
                                                 products, technology, patents or other market
                                                 advantages in the health sciences industries.

------------------------------------------------------------------------------------------------------------------------------------
Putnam VT              N            Y            Capital appreciation. The fund pursues its goal by          Putnam Investment
International                                    investing mainly in common stocks of companies              Management, LLC
Equity Fund -                                    outside the United States that Putnam Management
Class IB Shares                                  believes have favorable investment potential. Under
                                                 normal circumstances, the fund invests at least 80% of
                                                 its net assets in equity investments.

------------------------------------------------------------------------------------------------------------------------------------
Putnam VT              N            Y            Capital appreciation. The fund pursues its goal by          Putnam Investment
Small Cap                                        investing mainly in common stocks of U.S. companies,        Management, LLC
Value Fund -                                     with a focus on value stocks. Under normal
Class IB Shares                                  circumstances, the fund invests at least 80% of its
                                                 net assets in small companies of a size similar to those
                                                 in the Russell 2000 Value Index.

------------------------------------------------------------------------------------------------------------------------------------
Putnam VT              N            Y            Capital appreciation. The fund pursues its goal by          Putnam Investment
Vista Fund -                                     investing mainly in common stocks of U.S. companies,        Management, LLC
Class IB Shares                                  with a focus on growth stocks.

------------------------------------------------------------------------------------------------------------------------------------
RiverSource            Y            Y            Maximum current income consistent with liquidity and        RiverSource
Variable Portfolio -                             stability of principal. Invests primarily in money market   Investments, LLC
Cash Management                                  instruments, such as marketable debt obligations issued
Fund                                             by corporations or the U.S. government or its agencies,
                                                 bank certificates of deposit, bankers' acceptances, letters of credit and commercial paper, including asset-backed
                                                 commercial paper.

------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------

26  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -
    ISSUED BY RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK - PROSPECTUS

------------------------------------------------------------------------------------------------------------------------------------
                       AVAILABLE    AVAILABLE
                       UNDER        UNDER
                       CONTRACTS    CONTRACTS
                       PURCHASED    PURCHASED
                       ON OR AFTER  PRIOR TO
INVESTING IN           MAY 1, 2007  MAY 1, 2007  INVESTMENT OBJECTIVE AND POLICIES                           INVESTMENT ADVISER
------------------------------------------------------------------------------------------------------------------------------------
RiverSource            Y            Y            High level of current income while attempting to            RiverSource
Variable Portfolio -                             conserve the value of the investment for the longest        Investments, LLC
Diversified Bond                                 period of time. Under normal market conditions, the
Fund                                             Fund invests at least 80% of its net assets in bonds and
                                                 other debt securities. At least 50% of the Fund's net
                                                 assets will be invested in securities like those included
                                                 in the Lehman Brothers Aggregate Bond Index
                                                 (Index), which are investment grade and denominated
                                                 in U.S. dollars. The Index includes securities issued
                                                 by the U.S. government, corporate bonds and
                                                 mortgage- and asset-backed securities. Although the
                                                 Fund emphasizes high- and medium-quality debt
                                                 securities, it will assume some credit risk to achieve
                                                 higher yield and/or capital appreciation by buying
                                                 lower-quality (junk) bonds.

------------------------------------------------------------------------------------------------------------------------------------
RiverSource            Y            Y            High level of current income and, as a secondary goal,      RiverSource
Variable Portfolio -                             steady growth of capital. Under normal market               Investments, LLC
Diversified Equity                               conditions, the Fund invests at least 80% of its net
Income Fund                                      assets in dividend-paying common and preferred
                                                 stocks. The Fund may invest up to 25% of its total
                                                 assets in foreign investments.

------------------------------------------------------------------------------------------------------------------------------------
RiverSource            Y            Y            Long-term capital growth. The Fund's assets are             RiverSource
Variable Portfolio -                             primarily invested in equity securities of emerging         Investments, LLC,
Emerging Markets                                 market companies. Under normal market conditions,           adviser; Threadneedle
Fund                                             at least 80% of the Fund's net assets will be invested      International Limited,
                                                 in securities of companies that are located in emerging     an indirect
                                                 market countries, or that earn 50% or more of their         wholly-owned subsidiary
                                                 total revenues from goods and services produced in          of Ameriprise
                                                 emerging market countries or from sales made in             Financial,subadviser.
                                                 emerging market countries.

------------------------------------------------------------------------------------------------------------------------------------
RiverSource            Y            Y            Long-term capital growth. The Fund's assets are             RiverSource
Variable Portfolio -                             primarily invested in equity securities of                  Investments, LLC
Fundamental Value                                U.S. companies. Under normal market conditions,
Fund                                             the Fund's net assets will be invested primarily in
                                                 companies with market capitalizations of at least
                                                 $5 billion at the time of the Fund's investment.

------------------------------------------------------------------------------------------------------------------------------------
RiverSource            Y            Y            Total return that exceeds the rate of inflation over the    RiverSource
Variable Portfolio -                             long-term. Non-diversified mutual fund that, under          Investments, LLC
Global Inflation                                 normal market conditions, invests at least 80% of its
Protected Securities                             net assets in inflation-protected debt securities. These
Fund                                             securities include inflation-indexed bonds of varying
                                                 maturities issued by U.S. and foreign governments,
                                                 their agencies or instrumentalities, and corporations.

------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------

RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -
ISSUED BY RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK - PROSPECTUS  27

------------------------------------------------------------------------------------------------------------------------------------
                       AVAILABLE    AVAILABLE
                       UNDER        UNDER
                       CONTRACTS    CONTRACTS
                       PURCHASED    PURCHASED
                       ON OR AFTER  PRIOR TO
INVESTING IN           MAY 1, 2007  MAY 1, 2007  INVESTMENT OBJECTIVE AND POLICIES                           INVESTMENT ADVISER
------------------------------------------------------------------------------------------------------------------------------------
RiverSource            Y            Y            Long-term capital growth. Invests primarily in              RiverSource
Variable Portfolio -                             common stocks and securities convertible into               Investments, LLC
Growth Fund                                      common stocks that appear to offer growth
                                                 opportunities. These growth opportunities could result
                                                 from new management, market developments or
                                                 technological superiority. The Fund may invest up to
                                                 25% of its total assets in foreign investments.

------------------------------------------------------------------------------------------------------------------------------------
RiverSource            Y            Y            High current income, with capital growth as a               RiverSource
Variable Portfolio -                             secondary objective. Under normal market conditions,        Investments, LLC
High Yield Bond                                  the Fund invests at least 80% of its net assets in
Fund                                             high-yielding, high-risk corporate bonds (junk bonds)
                                                 issued by U.S. and foreign companies and
                                                 governments.

------------------------------------------------------------------------------------------------------------------------------------
RiverSource            Y            Y            High total return through current income and capital        RiverSource
Variable Portfolio -                             appreciation. Under normal market conditions,               Investments, LLC
Income                                           invests primarily in income-producing debt securities
Opportunities Fund                               with an emphasis on the higher rated segment of the
                                                 high-yield (junk bond) market. The Fund will
                                                 purchase only securities rated B or above, or unrated
                                                 securities believed to be of the same quality. If a
                                                 security falls below a B rating, the Fund may continue
                                                 to hold the security.

------------------------------------------------------------------------------------------------------------------------------------
RiverSource            Y            Y            Capital appreciation. Invests primarily in equity           RiverSource
Variable Portfolio -                             securities of foreign issuers that are believed to offer    Investments, LLC,
International                                    strong growth potential. The Fund may invest in             adviser; Threadneedle
Opportunity Fund                                 developed and in emerging markets.                          International Limited,
                                                                                                             an indirect
                                                                                                             wholly-owned subsidiary
                                                                                                             of Ameriprise
                                                                                                             Financial,subadviser.

------------------------------------------------------------------------------------------------------------------------------------
RiverSource            Y            Y            Capital appreciation. Under normal market conditions,       RiverSource
Variable Portfolio -                             the Fund invests at least 80% of its net assets in equity   Investments, LLC
Large Cap Equity                                 securities of companies with market capitalization
Fund                                             greater than $5 billion at the time of purchase.

------------------------------------------------------------------------------------------------------------------------------------
RiverSource            N            Y            Growth of capital. Under normal market conditions,          RiverSource
Variable Portfolio -                             the Fund invests at least 80% of its net assets at          Investments, LLC
Mid Cap Growth                                   the time of purchase in equity securities of
Fund                                             mid capitalization companies. The investment
                                                 manager defines mid-cap companies as those whose
                                                 market capitalization (number of shares outstanding
                                                 multiplied by the share price) falls within the range
                                                 of the Russell Midcap(R) Growth Index.

------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------

28  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -
    ISSUED BY RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK - PROSPECTUS

------------------------------------------------------------------------------------------------------------------------------------
                       AVAILABLE    AVAILABLE
                       UNDER        UNDER
                       CONTRACTS    CONTRACTS
                       PURCHASED    PURCHASED
                       ON OR AFTER  PRIOR TO
INVESTING IN           MAY 1, 2007  MAY 1, 2007  INVESTMENT OBJECTIVE AND POLICIES                           INVESTMENT ADVISER
------------------------------------------------------------------------------------------------------------------------------------
RiverSource            Y            Y            Long-term growth of capital. Under normal                   RiverSource
Variable Portfolio -                             circumstances, the Fund invests at least 80% of its         Investments, LLC
Mid Cap Value                                    net assets (including the amount of any borrowings
Fund                                             for investment purposes) in equity securities of
                                                 medium-sized companies. Medium-sized companies
                                                 are those whose market capitalizations at the time of
                                                 purchase fall within the range of the Russell Midcap(R)
                                                 Value Index.

------------------------------------------------------------------------------------------------------------------------------------
RiverSource            Y            Y            Long-term capital appreciation. The Fund seeks to           RiverSource
Variable Portfolio -                             provide investment results that correspond to the total     Investments, LLC
S&P 500 Index                                    return (the combination of appreciation and income)
Fund                                             of large-capitalization stocks of U.S. companies.
                                                 The Fund invests in common stocks included in the
                                                 Standard & Poor's 500 Composite Stock Price Index
                                                 (S&P 500). The S&P 500 is made up primarily of
                                                 large-capitalization companies that represent a broad
                                                 spectrum of the U.S. economy.

------------------------------------------------------------------------------------------------------------------------------------
RiverSource            Y            Y            Long-term growth of capital. Invests primarily in           RiverSource
Variable Portfolio -                             equity securities of mid cap companies as well as           Investments, LLC,
Select Value Fund                                companies with larger and smaller market                    adviser; Systematic
                                                 capitalizations. The Fund considers mid-cap companies       Financial  Management,
                                                 to be either those with a market capitalization of up to    L.P. and WEDGE Capital
                                                 $10 billion or those whose market capitalization falls      Management L.L.P.,
                                                 within range of the Russell 3000(R) Value Index.            subadvisers

------------------------------------------------------------------------------------------------------------------------------------
RiverSource            Y            Y            High level of current income and safety of principal        RiverSource
Variable Portfolio -                             consistent with investment in U.S. government and           Investments, LLC
Short Duration                                   government agency securities. Under normal market
U.S. Government                                  conditions, at least 80% of the Fund's net assets are
Fund                                             invested in securities issued or guaranteed as to
                                                 principal and interest by the U.S. government, its
                                                 agencies or instrumentalities.

------------------------------------------------------------------------------------------------------------------------------------
RiverSource            Y            Y            Long-term capital appreciation. Under normal market         RiverSource
Variable Portfolio -                             conditions, at least 80% of the Fund's net assets will      Investments, LLC,
Small Cap Value                                  be invested in small cap companies with market              River Road Asset
Fund                                             capitalization, at the time of investment, of up to         adviser;  Management,
                                                 $2.5 billion or that fall within the range of the           LLC, Donald Smith &
                                                 Russell 2000(R) Value Index.                                Co., Inc., Franklin
                                                                                                             Portfolio Associates
                                                                                                             LLC and Barrow, Hanley,
                                                                                                             Mewhinney & Strauss,
                                                                                                             Inc., subadvisers.

------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------

RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -
ISSUED BY RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK - PROSPECTUS  29

------------------------------------------------------------------------------------------------------------------------------------
                       AVAILABLE    AVAILABLE
                       UNDER        UNDER
                       CONTRACTS    CONTRACTS
                       PURCHASED    PURCHASED
                       ON OR AFTER  PRIOR TO
INVESTING IN           MAY 1, 2007  MAY 1, 2007  INVESTMENT OBJECTIVE AND POLICIES                           INVESTMENT ADVISER
------------------------------------------------------------------------------------------------------------------------------------
Van Kampen             Y            Y            Capital growth and income through investments in            Van Kampen Asset
Life Investment                                  equity securities, including common stocks, preferred       Management
Trust Comstock                                   stocks and securities convertible into common and
Portfolio,                                       preferred stocks. The Portfolio emphasizes value style
Class II Shares                                  of investing seeking well-established, undervalued
                                                 companies believed by the Portfolio's investment
                                                 adviser to possess the potential for capital growth
                                                 and income.

------------------------------------------------------------------------------------------------------------------------------------
Van Kampen             Y            Y            Current income and capital appreciation. Invests            Morgan Stanley
UIF Global Real                                  primarily in equity securities of companies in the          Investment
Estate Portfolio,                                real estate industry located throughout the world,          Management Inc.,
Class II Shares                                  including real estate operating companies, real estate      doing business as
                                                 investment trusts and foreign real estate companies.        Van Kampen, adviser;
                                                                                                             Morgan Stanley
                                                                                                             Investment
                                                                                                             Management Limited
                                                                                                             and Morgan Stanley
                                                                                                             Investment
                                                                                                             Management Company,
                                                                                                             sub-advisers

------------------------------------------------------------------------------------------------------------------------------------
Van Kampen             Y            Y            Long-term capital growth. Invests primarily in              Morgan Stanley
UIF Mid Cap                                      growth-oriented equity securities of U.S. mid cap           Investment
Growth Portfolio,                                companies and foreign companies, including emerging         Management Inc., doing
Class II Shares                                  market securities.                                          business as Van Kampen.

------------------------------------------------------------------------------------------------------------------------------------
Van Kampen             N            Y            Above-average current income and long-term capital          Morgan Stanley
UIF U.S. Real                                    appreciation. Non-diversified Portfolio that invests        Investment Management
Estate Portfolio,                                primarily in equity securities of companies in the          Inc., doing business as
Class II Shares                                  U.S. real estate industry, including real estate            Van Kampen.
                                                 investment trusts.

------------------------------------------------------------------------------------------------------------------------------------
Wanger                 Y            Y            Long-term growth of capital. Invests primarily in           Columbia Wanger Asset
International                                    stocks of companies based outside the U.S. with             Management, L.P.
Small Cap                                        market capitalizations of less than $5 billion at time of
                                                 initial purchase.

------------------------------------------------------------------------------------------------------------------------------------
Wanger U.S.            Y            Y            Long-term growth of capital. Invests primarily in           Columbia Wanger Asset
Smaller Companies                                stocks of small- and medium-size U.S. companies             Management, L.P.
                                                 with market capitalizations of less than $5 billion at
                                                 time of initial purchase.

------------------------------------------------------------------------------------------------------------------------------------



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30  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -
    ISSUED BY RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK - PROSPECTUS

THE FIXED ACCOUNT

The fixed account is our general account. Amounts allocated to the fixed account become part of our general account. The fixed account includes the one-year fixed account and the DCA fixed account. We credit interest on amounts you allocate to the fixed account at rates we determine from time to time in our discretion. These rates will be based on various factors including, but not limited to, the interest rate environment, returns we earn on our general account investments, the rates currently in effect for new and existing RiverSource Life of NY annuities, product design, competition, and RiverSource Life of NY's revenues and expenses. The guaranteed minimum interest rate on amounts invested in the fixed account may vary by state but will not be lower than state law allows. We back the principal and interest guarantees relating to the fixed account. These guarantees are based on the continued claims-paying ability of RiverSource Life of NY.

The fixed account is not required to be registered with the SEC. The SEC staff does not review the disclosures in this prospectus on the fixed account, however, disclosures regarding the fixed account may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

ONE-YEAR FIXED ACCOUNT


Unless an asset allocation program we offer is in effect, you may allocate purchase payments or transfer contract value to the one-year fixed account. The value of the one-year fixed account increases as we credit interest to the one-year fixed account. We credit and compound interest daily based on a 365-day year (366 in a leap year) so as to produce the annual effective rate which we declare. We credit the one-year fixed account with the current guaranteed annual rate that is in effect on the date we receive your purchase payment or you transfer contract value to the one-year fixed account. The interest rate we apply to each purchase payment or transfer to the one-year fixed account is guaranteed for one year. There are restrictions on the amount you can allocate to the one-year fixed account as well as on transfers from this account (see "Making the Most of Your Contract -- Transfer policies").


DCA FIXED ACCOUNT (APPLIES TO CONTRACTS ISSUED ON OR AFTER JUNE 19, 2006)

You may allocate purchase payments to the DCA fixed account. You may not transfer contract value to the DCA fixed account.

You may allocate your entire initial purchase payment to the DCA fixed account for a term of six or twelve months. We reserve the right to offer shorter or longer terms for the DCA fixed account.

In accordance with your investment instructions, we transfer a pro rata amount from the DCA fixed account to your investment allocations monthly so that, at the end of the DCA fixed account term, the balance of the DCA fixed account is zero. The value of the DCA fixed account increases when we credit interest to the DCA fixed account, and decreases when we make monthly transfers from the DCA fixed account to your investment allocations. We credit interest only on the declining balance of the DCA fixed account; we do not credit interest on amounts that have been transferred from the DCA fixed account. We credit and compound interest daily based on a 365-day year (366 in a leap year) so as to produce the annual effective rate which we declare. Generally, we will credit the DCA fixed account with interest at the same annual effective rate we apply to one-year fixed account on the date we receive your purchase payment, regardless of the length of the term you select. We reserve the right to declare different annual effective rates:

o     for the DCA fixed account and the one-year fixed account;

o     for the DCA fixed accounts with terms of differing length;

o for amounts in the DCA fixed account you instruct us to transfer to the one-year fixed account;

o for amounts in the DCA fixed account you instruct us to transfer to the subaccounts.

The interest rates in effect for the DCA fixed account when we receive your purchase payment are guaranteed for the length of the term. When you allocate an additional purchase payment to an existing DCA fixed account term, the interest rates applicable to that purchase payment will be the rates in effect for the DCA fixed account of the same term on the date we receive your purchase payment. For DCA fixed accounts with an initial term (or, in the case of an additional purchase payment, a remaining term) of less than twelve months, the net effective interest rates we credit to the DCA fixed account balance will be less than the declared annual effective rates.

Alternatively, you may allocate your initial purchase payment to any combination of the following which equals one hundred percent of the amount you invest:

o     the DCA fixed account for a six month term;

o     the DCA fixed account for a twelve month term;


o     the Portfolio Navigator model portfolio in effect;

o if no Portfolio Navigator model portfolio is in effect, to the one-year fixed account or the subaccounts, subject to investment minimums and other restrictions we may impose on investments in the one-year fixed account.



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RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -
ISSUED BY RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK - PROSPECTUS  31

If you make a purchase payment while a DCA fixed account term is in progress, you may allocate your purchase payment among the following:

o to the DCA fixed account term(s) then in effect. Amounts you allocate to an existing DCA fixed account term will be transferred out of the DCA fixed account over the remainder of the term. For example, if you allocate a new purchase payment to an existing DCA fixed account term of six months when only two months remains in the six month term, the amount you allocate will be transferred out of the DCA fixed account over the remaining two months of the term;


o     to the Portfolio Navigator model portfolio then in effect;

o if no Portfolio Navigator model portfolio is in effect, then to the one-year fixed account or the subaccounts, subject to investment minimums and other restrictions we may impose on investments in the one-year fixed account.


If no DCA fixed account term is in progress when you make an additional purchase payment, you may allocate it according to the rules above for the allocation of your initial purchase payment.

If you participate in a model portfolio, and you change to a different model portfolio while a DCA fixed account term is in progress, we will allocate transfers from the DCA fixed account to your newly-elected model portfolio.

If your contract permits, and you discontinue your participation in a model portfolio while a DCA fixed account term is in progress, we will allocate transfers from the DCA fixed account for the remainder of the term in accordance with your investment instructions to us to the one-year fixed account and/or the subaccounts, subject to investment minimums and other restrictions we may impose on investments in the one-year fixed account, including but not limited to, any limitations described in this prospectus on transfers (see "Transfer policies").

You may discontinue any DCA fixed account before the end of its term by giving us notice. If you do so, we will transfer the remaining balance of the DCA fixed account whose term you are ending to the asset allocation model portfolio in effect, or if no asset allocation model portfolio is in effect, in accordance with your investment instructions to us to the one-year fixed account and/or the subaccounts, subject to investment minimums and other restrictions we may impose on investments in the one-year fixed account, including but not limited to, any limitations described in this prospectus on transfers (see "Transfer policies").

Dollar-cost averaging from the DCA fixed account does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. For a discussion of how dollar-cost averaging works, see "Making the Most of Your Contract -- Automated Dollar-Cost Averaging."

BUYING YOUR CONTRACT


Your investment professional will help you complete and submit an application and send it along with your initial purchase payment to our home office. We are required by law to obtain personal information from you which we will use to verify your identity. If you do not provide this information we reserve the right to refuse to issue your contract or take other steps we deem reasonable. As the owner, you have all rights and may receive all benefits under the contract. You may buy a qualified or nonqualified annuity. Generally, you can own a nonqualified annuity in joint tenancy with rights of survivorship only in spousal situations. You cannot own a qualified annuity in joint tenancy. You can buy a contract or become an annuitant if you are age 85 or younger.


When you apply, you may select (if available):

o the one-year fixed account, the DCA fixed account and/or subaccounts in which you want to invest;

o     how you want to make purchase payments;

o the length of the withdrawal charge schedule (5 or 7 years from our receipt of each purchase payment);

o     a beneficiary;

o     the optional Portfolio Navigator asset allocation program(1); and

o     one of the following Death Benefits:

      -     ROP Death Benefit; or


      -     MAV Death Benefit.


In addition, you may also select (if available in your state):


EITHER OF THE FOLLOWING OPTIONAL LIVING BENEFITS (ALL REQUIRE THE USE OF THE PORTFOLIO NAVIGATOR ASSET ALLOCATION PROGRAM):


o     Accumulation Protector Benefit(SM) rider


o     Guarantor Withdrawal Benefit for Life(SM) rider

(1)   There is no additional charge for this feature.



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32  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -
    ISSUED BY RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK - PROSPECTUS

The contract provides for allocation of purchase payments to the one-year fixed account, the DCA fixed account and/or the subaccounts of the variable account in even 1% increments. The amount of any purchase payment allocated to the one-year fixed account in total cannot exceed 30% of the purchase payment. More than 30% of a purchase payment may be allocated to the one-year fixed account if you establish an automated dollar-cost averaging arrangement with respect to the purchase payment according to procedures currently in effect. We reserve the right to further limit purchase payment allocations to the one-year fixed account if the interest rate we are then crediting on new purchase payments allocated to the one-year fixed account is equal to the minimum interest rate stated in the contract.

If your application is complete, we will process it and apply your purchase payment and any purchase payment credit to the one-year fixed account, the DCA fixed account and subaccounts you selected within two business days after we receive it at our home office. If we accept your application, we will send you a contract. If your application is not complete, you must give us the information to complete it within five business days. If we cannot accept your application within five business days, we will decline it and return your payment unless you specifically ask us to keep the payment and apply it once your application is complete. We will credit additional purchase payments you make to your accounts on the valuation date we receive them. If we receive an additional purchase payment at our home office before the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the valuation date we received the payment. If we receive an additional purchase payment at our home office at or after the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the next valuation date after we received the payment.

You may make additional purchase payments to nonqualified and qualified annuities until the retirement date, subject to the contact's allowable maximum total purchase payments.

THE RETIREMENT DATE

Annuity payouts begin on the retirement date. When we process your application, we will establish the retirement date to be the maximum age (or contract anniversary if applicable) for nonqualified annuities and Roth IRAs and for qualified annuities the date specified below. Your selected date can align with your actual retirement from a job, or it can be a different future date, depending on your needs and goals and on certain restrictions. You also can change the retirement date, provided you send us written instructions at least 30 days before annuity payouts begin. The retirement date may not be earlier than 13 months after the effective contract date.

FOR NONQUALIFIED ANNUITIES AND ROTH IRAS, THE RETIREMENT DATE MUST BE:


o no later than the annuitant's 90th(1) birthday or the tenth contract anniversary, if purchased after age 80(1), or such other date as agreed upon by us.


FOR QUALIFIED ANNUITIES EXCEPT ROTH IRAS, TO COMPLY WITH IRS REGULATIONS, THE RETIREMENT DATE GENERALLY MUST BE:

o for IRAs by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2; or

o for all other qualified annuities, by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2 or, if later, retires (except that 5% business owners may not select a retirement date that is later than April 1 of the year following the calendar year when they reach age 70 1/2).

If you satisfy your required minimum distributions in the form of partial withdrawals from this contract, annuity payouts can start as late as the annuitant's 90th(1) birthday or the tenth contract anniversary, if later, or a date that has been otherwise agreed to by us.

Contract owners of IRAs and TSAs may also be able to satisfy required minimum distributions using other IRAs or TSAs, and in that case, may delay the annuity payout start date for this contract.

(1) Applies to contracts purchased on or after June 19, 2006. For all other contracts, the retirement date must be no later than the annuitant's 85th birthday or the tenth contract anniversary, if purchased after age
      75. Ask your investment professional which retirement date applies to you.

BENEFICIARY

We will pay your named beneficiary the death benefit if it becomes payable before the retirement date (while the contract is in force and before annuity payouts begin). If there is no named beneficiary, then the default provisions of your contract will apply.

(See "Benefits in Case of Death" for more about beneficiaries.)


------------------------------------------------------------------------------

RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -
ISSUED BY RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK - PROSPECTUS  33

PURCHASE PAYMENTS

Purchase payment amounts and purchase payment timing may be limited under the terms of your contract or pursuant to state requirements.

MINIMUM INITIAL PURCHASE PAYMENT
      $10,000

MINIMUM ADDITIONAL PURCHASE PAYMENTS
      $100 for all other payment types

MAXIMUM TOTAL PURCHASE PAYMENTS*
      $1,000,000

* This limit applies in total to all RiverSource Life of NY annuities you own. We reserve the right to waive or increase the maximum limit. For qualified annuities, the Code's limits on annual contributions also apply. We may also restrict cumulative additional purchase payments to $100,000 for contracts with the Guarantor Withdrawal Benefit for Life(SM) rider and will restrict cumulative purchase payments to $100,000 for contracts with the Guarantor(SM) Withdrawal Benefit rider. Additional purchase payments are restricted during the waiting period after the first 180 days immediately following the effective date of the Accumulation Protector Benefit(SM) rider.

HOW TO MAKE PURCHASE PAYMENTS

BY LETTER

Send your check along with your name and contract number to:

REGULAR MAIL:
RiverSource Life Insurance Co. of New York
20 Madison Avenue Extension
P.O. Box 5555
Albany, NY 12205-0555

EXPRESS MAIL:
RiverSource Life Insurance Co. of New York
20 Madison Avenue Extension
Albany, NY 12203


PURCHASE PAYMENT CREDITS

As of June 19, 2006, we no longer offer purchase payment credits. Purchase payment credits are available if you purchased a contract with the seven-year withdrawal charge schedule before June 19, 2006. See Appendix F for a description of the purchase payment credits that apply to your policy.

LIMITATIONS ON USE OF CONTRACT

If mandated by applicable law, including but not limited to, federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner's access to contract values and satisfy other statutory obligations. Under these circumstances, we may refuse to implement requests for transfers,withdrawals or death benefits until instructions are received from the appropriate governmental authority or court of competent jurisdiction.



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34  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -
    ISSUED BY RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK - PROSPECTUS

CHARGES


ALL CONTRACTS


CONTRACT ADMINISTRATIVE CHARGE

We charge this fee for establishing and maintaining your records. We deduct $40 from the contract value on your contract anniversary or, if earlier, when the contact is fully withdrawn. We prorate this charge among the fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value. However, any amount deducted from the fixed account will be limited to (1) the amount of interest credited in excess of the guaranteed minimum interest rate; plus (2) any amounts allocated or transferred to the fixed account in that contract year. In no instance will the charge from the fixed account exceed $30 in any contract year.

We will waive this charge when your contract value is $50,000 or more on the current contract anniversary.

If you take a full withdrawal from your contract, we will deduct the charge at the time of withdrawal regardless of the contract value. We cannot increase the annual contract administrative charge and it does not apply after annuity payouts begin or when we pay death benefits.

VARIABLE ACCOUNT ADMINISTRATIVE CHARGE

We apply this charge daily to the subaccounts. It is reflected in the unit values of your subaccounts and it totals 0.15% of their average daily net assets on an annual basis. It covers certain administrative and operating expenses of the subaccounts such as accounting, legal and data processing fees and expenses involved in the preparation and distribution of reports and prospectuses. We cannot increase the variable account administrative charge.

MORTALITY AND EXPENSE RISK FEE

We charge these fees daily to the subaccounts. The unit values of your subaccounts reflect these fees. These fees cover the mortality and expense risk that we assume. Approximately two-thirds of this amount is for our assumption of mortality risk, and one-third is for our assumption of expense risk. These fees do not apply to the fixed account. We cannot increase these fees.

The mortality and expense risk fee you pay is based on the death benefit guarantee you select, whether the contract is a qualified annuity or a nonqualified annuity and the withdrawal charge schedule that applies to your contract.

                                                                 QUALIFIED ANNUITIES    NONQUALIFIED ANNUITIES
SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE FOR CONTRACTS PURCHASED
ON OR AFTER JUNE 19, 2006
ROP Death Benefit                                                       0.90%                    1.05%
MAV Death Benefit                                                       1.10                     1.25

SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE FOR ALL OTHER CONTRACTS

ROP Death Benefit                                                       1.00%                    1.15%
MAV Death Benefit                                                       1.20                     1.35

FIVE-YEAR WITHDRAWAL CHARGE SCHEDULE
ROP Death Benefit                                                       1.20%                    1.35%
MAV Death Benefit                                                       1.40                     1.55

Mortality risk arises because of our guarantee to pay a death benefit and our guarantee to make annuity payouts according to the terms of the contract, no matter how long a specific annuitant lives and no matter how long our entire group of annuitants live. If, as a group, annuitants outlive the life expectancy we assumed in our actuarial tables, then we must take money from our general assets to meet our obligations. If, as a group, annuitants do not live as long as expected, we could profit from the mortality risk fee.

Expense risk arises because we cannot increase the contract administrative charge or the variable account administrative charge and these charges may not cover our expenses. We would have to make up any deficit from our general assets. We could profit from the expense risk fee if future expenses are less than expected.

The subaccounts pay us the mortality and expense risk fee they accrued as follows:

o first, to the extent possible, the subaccounts pay this fee from any dividends distributed from the funds in which they invest;

o then, if necessary, the funds redeem shares to cover any remaining fees payable.

We may use any profits we realize from the subaccounts' payment to us of the mortality and expense risk fee for any proper corporate purpose, including, among others, payment of distribution (selling) expenses. We do not expect that the withdrawal charge will cover sales and distribution expenses.


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RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -
ISSUED BY RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK - PROSPECTUS  35

WITHDRAWAL CHARGE

If you withdraw all or part of your contract value before annuity payouts begin, we may deduct a withdrawal charge. As described below, a withdrawal charge applies to each purchase payment you make. The withdrawal charge lasts for 7 years or 5 years from our receipt of each purchase payment, depending on which withdrawal charge schedule you select when you purchase the contract (see "Expense Summary").

You may withdraw an amount during any contract year without a withdrawal charge. We call this amount the Total Free Amount (TFA). The TFA varies depending on whether your contract includes Guarantor Withdrawal Benefit for Life(SM) rider or the Guarantor(SM) Withdrawal Benefit rider:

CONTRACTS WITHOUT GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(SM) RIDER OR GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER

The TFA is the greater of:

o     10% of the contract value on the prior contract anniversary(1); or

o     current contract earnings.

CONTRACTS WITH GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(SM) RIDER

The TFA is the greatest of:

o     10% of the contract value on the prior contract anniversary(1);

o     current contract earnings; or

o the greater of the Remaining Benefit Payment or the Remaining Annual Lifetime Payment.

CONTRACTS WITH GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER

The TFA is the greatest of:

o     10% of the contract value on the prior contract anniversary(1);

o     current contract earnings; or

o     the Remaining Benefit Payment.

(1) We consider your initial purchase payment and any purchase payment credit to be the prior contract anniversary's contract value during the first contract year.

Amounts withdrawn in excess of the TFA may be subject to a withdrawal charge as described below.

A withdrawal charge will apply if the amount you withdraw includes any of your prior purchase payments that are still within their withdrawal charge schedule. To determine whether your withdrawal includes any of your prior purchase payments that are still within their withdrawal charge schedule, we withdraw amounts from your contract in the following order:

1. We withdraw the TFA first. We do not assess a withdrawal charge on the TFA.

2. We withdraw purchase payments not previously withdrawn, in the order you made them: the oldest purchase payment first, the next purchase payment second, etc. until all purchase payments have been withdrawn. By applying this "first-in, first-out" rule, we do not assess a withdrawal charge on purchase payments that we received prior to the number of years stated in the withdrawal charge schedule you select when you purchase the contract. We only assess a withdrawal charge on purchase payments that are still within the withdrawal charge schedule you selected.

EXAMPLE: Each time you make a purchase payment under the contract, a withdrawal charge schedule attaches to that purchase payment. The withdrawal charge percentage for each purchase payment declines according to the withdrawal charge schedule shown in your contract. (THE WITHDRAWAL CHARGE PERCENTAGES FOR THE 5-YEAR AND 7-YEAR WITHDRAWAL CHARGE SCHEDULE ARE SHOWN IN A TABLE IN THE "EXPENSE SUMMARY" ABOVE.) For example, if you select the 7-Year withdrawal charge schedule, during the first two years after a purchase payment is made, the withdrawal charge percentage attached to that payment is 8%. The withdrawal charge percentage for that payment during the seventh year after it is made is 3%. At the beginning of the eighth year after that purchase payment is made, and thereafter, there is no longer a withdrawal charge as to that payment.

We determine your withdrawal charge by multiplying each of your payments withdrawn by the applicable withdrawal charge percentage (see "Expense Summary"), and then adding the total withdrawal charges.

For a partial withdrawal that is subject to a withdrawal charge, the amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge. We pay you the amount you request.

For an example, see Appendix B.



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36  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -
    ISSUED BY RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK - PROSPECTUS

WAIVER OF WITHDRAWAL CHARGES

We do not assess withdrawal charges for:

o     withdrawals of any contract earnings;

o withdrawals of amounts totaling up to 10% of the contract value on the prior contract anniversary to the extent it exceeds contract earnings;

o if you elected the Guarantor Withdrawal Benefit for Life(SM) rider, the greater of your contract's Remaining Benefit Payment or Remaining Annual Lifetime Payment to the extent it exceeds the greater of contract earnings or 10% of the contract value on the prior contract anniversary;

o if you elected the Guarantor(SM) Withdrawal Benefit rider, your contract's Remaining Benefit Payment to the extent it exceeds the greater of contract earnings or 10% of the contract value on the prior contract anniversary;

o required minimum distributions from a qualified annuity provided the amount is no greater than the required amount calculated under your specific contract currently in force; and

o contracts settled using an annuity payout plan (EXCEPTION: As described below, if you select annuity payout Plan E, and choose later to withdraw the value of your remaining annuity payments, we will assess a withdrawal charge.)

o withdrawals made as a result of one of the "Contingent events"* described below (see your contract for additional conditions and restrictions);

o     amounts we refund to you during the free look period;* and

o     death benefits.

* However, we will reverse certain purchase payment credits up to the maximum withdrawal charge. (See "Buying Your Contract -- Purchase Payment Credits.")

CONTINGENT EVENTS

o Withdrawals you make if you or the annuitant are confined to a hospital or nursing home and have been for the prior 60 days. Your contract will include this provision when you and the annuitant are under age 76 at contract issue. You must provide proof satisfactory to us of the confinement as of the date you request the withdrawal.

o To the extent permitted by state law, withdrawals you make if you or the annuitant are diagnosed in the second or later contract years as disabled with a medical condition that with reasonable medical certainty will result in death within 12 months or less from the date of the licensed physician's statement. You must provide us with a licensed physician's statement containing the terminal illness diagnosis and the date the terminal illness was initially diagnosed.

WITHDRAWAL CHARGE UNDER ANNUITY PAYOUT PLAN E -- PAYOUTS FOR A SPECIFIC
PERIOD: Under this annuity payout plan, in most cases you can elect to take a withdrawal of the remaining variable payouts. If you take a withdrawal we impose a withdrawal charge. This charge will vary based on the death benefit guarantee and the assumed investment rate (AIR) you selected for the variable payouts. The withdrawal charge equals the present value of the remaining variable payouts using an AIR of either 3.5% or 5.0% minus the present value of the remaining variable payouts using the applicable discount rate shown in a table in the "Expense Summary." (See "The Annuity Payout Period -- Annuity Payout Plans.")

POSSIBLE GROUP REDUCTIONS: In some cases we may incur lower sales and administrative expenses due to the size of the group, the average contribution and the use of group enrollment procedures. In such cases, we may be able to reduce or eliminate the contract administrative and withdrawal charges. However, we expect this to occur infrequently.

FUND FEES AND EXPENSES

There are deductions from and expenses paid out of the assets of the funds that are described in the prospectuses for those funds. (See "Annual Operating Expenses of the Funds.")

OPTIONAL LIVING BENEFITS -- CURRENTLY OFFERED

ACCUMULATION PROTECTOR BENEFIT(SM) RIDER FEE

We charge an annual fee of 0.55% of the greater of your contract value or the minimum contract accumulation value on your contract anniversary for this optional benefit only if you select it. We deduct the fee from the contract value on the contract anniversary. We prorate this fee among the one-year fixed account and the subaccounts in the same proportion as your interest in each bears to your total contract value. However, any amount deducted from the one-year fixed account will be limited to (1) the amount of interest credited in excess of the guaranteed minimum interest rate; plus (2) any amounts allocated or transferred to the one-year fixed account in that contract year.


Once you elect the Accumulation Protector Benefit(SM) rider, you may not cancel it and the fee will continue to be deducted until the end of the waiting period. If the contract is terminated for any reason or when annuity payouts begin, we will deduct the fee, adjusted for the number of calendar days coverage was in place since we last deducted the fee.


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


Currently, the Accumulation Protector Benefit(SM) rider charge does not vary with the Portfolio Navigator model portfolio selected; however, we reserve the right to increase this charge and/or charge a separate rider charge for each model portfolio. The Accumulation Protector Benefit(SM) rider charge will not exceed a maximum of 1.75%.


We will not change the Accumulation Protector Benefit(SM) rider charge after the rider effective date unless:

(a) you choose the annual elective step up after we have exercised our rights to increase the rider charge;

(b) you choose the spousal continuation step up after we have exercised our rights to increase the rider charge;

(c) you change your Portfolio Navigator model portfolio after we have exercised our rights to increase the rider charge;

(d) you change your Portfolio Navigator model portfolio after we have exercised our rights to charge a separate rider charge for each model portfolio.

If you choose the elective step up, the elective spousal continuation step up or change your Portfolio Navigator model portfolio after we have exercised our rights to increase the rider charge as described above, you will pay the charge that is in effect on the valuation date we receive your written request to step up or change your Portfolio Navigator model portfolio. On the next contract anniversary, we will calculate an average rider charge, for the preceding contract year only, that reflects the various different charges that were in effect that year, adjusted for the number of calendar days each charge was in effect. The waiting period for this rider will be restarted if you elect to change your model portfolio to one that causes the rider charge to increase more than 0.20% whenever the remaining waiting period just prior to the change is less than three years (see "Optional Benefits -- Accumulation Protector Benefit Rider").

The fee does not apply after annuity payouts begin.

GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(SM) RIDER FEE

We charge an annual fee of 0.65% of the greater of the contract anniversary value or the total Remaining Benefit Amount (RBA) for this optional feature only if you select it. We deduct the fee from your contract value on your contract anniversary. We prorate this fee among the fixed account and the subaccounts in the same proportion as your interest in each bears to your total contract value. However, any amount deducted from the fixed account will be limited to (1) the amount of interest credited in excess of the guaranteed minimum interest rate; plus (2) any amounts allocated or transferred to the fixed account in that contract year.


Once you elect the Guarantor Withdrawal Benefit for Life(SM) rider, you may not cancel it and the fee will continue to be deducted until the contract is terminated, the contract value reduces to zero or annuity payouts begin. If the contract is terminated for any reason or when annuity payouts begin, we will deduct the fee, adjusted for the number of calendar days coverage was in place since we last deducted the fee. If the RBA goes to zero but the contract value has not been depleted, you will continue to be charged.

Currently the Guarantor Withdrawal Benefit for Life(SM) rider charge does not vary with the Portfolio Navigator model portfolio selected; however, we reserve the right to increase this charge and/or charge a separate rider charge for each model portfolio. The Guarantor Withdrawal Benefit for Life(SM) rider charge will not exceed a maximum charge of 1.50%.


We will not change the Guarantor Withdrawal Benefit for Life(SM) rider charge after the rider effective date unless:


(a) you choose the annual elective step up after we have exercised our rights to increase the rider charge. However, if you choose to exercise the annual elective step up before the end of the waiting period, the Guarantor Withdrawal Benefit for Life(SM) rider charge will not change until the end of the waiting period. The charge will be based on the charge in effect on the valuation date we received your last written request to exercise the elective annual step up or to elect to change your Portfolio Navigator model portfolio;

(b) you choose the elective spousal continuation step up after we have exercised our rights to increase the rider charge;

(c) you elect to change your Portfolio Navigator model portfolio after we have exercised our rights to increase the rider charge;

(d) you elect to change your Portfolio Navigator model portfolio after we have exercised our rights to charge a separate rider charge for each model portfolio.


If you choose the elective step up, the elective spousal continuation step up, or change your Portfolio Navigator model portfolio after we have exercised our rights to increase the rider charge as described above, you will pay the charge that is in effect on the valuation date we receive your written request to step up or change your Portfolio Navigator model portfolio. On the next contract anniversary, we will calculate an average rider charge, for the preceding contract year only, that reflects the various different charges that were in effect that year, adjusted for the number of calendar days each charge was in effect.

The fee does not apply after annuity payouts begin.


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


OPTIONAL LIVING BENEFITS -- PREVIOUSLY OFFERED


GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER FEE


We charge an annual fee of 0.55% of contract value for this optional feature only if you select it. We deduct the fee from your contract value on your contract anniversary. We prorate this fee among the one-year fixed account and the subaccounts in the same proportion as your interest in each bears to your total contract value. However, any amount deducted from the one-year fixed account will be limited to (1) the amount of interest credited in excess of the guaranteed minimum interest rate; plus (2) any amounts allocated or transferred to the one-year fixed account in that contract year.


Once you elect the Guarantor(SM) Withdrawal Benefit rider, you may not cancel it and the fee will continue to be deducted until the contract is terminated, the contract value reduces to zero or annuity payouts begin. If the contract is terminated for any reason or when annuity payouts begin, we will deduct the fee, adjusted for the number of calendar days coverage was in place since we last deducted the fee. If the Remaining Benefit Amount (RBA) goes to zero but the contract value has not been depleted, you will continue to be charged.


Currently the Guarantor(SM) Withdrawal Benefit rider charge does not vary with the Portfolio Navigator model portfolio selected; however, we reserve the right to increase this charge and/or charge a separate rider charge for each model portfolio. The Guarantor(SM) Withdrawal Benefit rider charge will not exceed a maximum charge of 1.50%.


We will not change the Guarantor(SM) Withdrawal Benefit rider charge after the rider effective date unless:


(a) you choose the annual elective step up after we have exercised our rights to increase the rider charge. However, if you choose to step up before the third contract anniversary, the Guarantor(SM) Withdrawal Benefit rider charge will not change until the third contract anniversary. The charge will be based on the charge in effect on the valuation date we received your last written request to exercise the elective step up or to elect to change your Portfolio Navigator model portfolio;

(b) you choose the spousal continuation step up after we have exercised our rights to increase the rider charge;

(c) you elect to change your Portfolio Navigator model portfolio after we have exercised our rights to increase the rider charge;

(d) you elect to change your Portfolio Navigator model portfolio after we have exercised our rights to charge a separate rider charge for each model portfolio.


If you choose the elective step up, the elective spousal continuation step up, or change your Portfolio Navigator model portfolio after we have exercised our rights to increase the rider charge as described above, you will pay the charge that is in effect on the valuation date we receive your written request to step up or change your Portfolio Navigator model portfolio. On the next contract anniversary, we will calculate an average rider charge, for the preceding contract year only, that reflects the various different charges that were in effect that year, adjusted for the number of calendar days each charge was in effect.

The fee does not apply after annuity payouts begin.

INCOME ASSURER BENEFIT(SM) RIDER FEE

We charge an annual fee for this optional feature only if you select it. We determine the fee by multiplying the guaranteed income benefit base by the charge for the Income Assurer Benefit(SM) rider you select. There are three Income Assurer Benefit(SM) rider options available under your contract (see "Optional Benefits -- Income Assurer Benefit(SM) Riders") and each has a different guaranteed income benefit base calculation. The charge for each Income Assurer Benefit(SM) is as follows:

                                                                             MAXIMUM    CURRENT
Income Assurer Benefit(SM) - MAV                                              1.50%      0.30%
Income Assurer Benefit(SM) - 5% Accumulation Benefit Base                     1.75       0.60
Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit Base   2.00       0.65


We deduct the fee from the contract value on your contract anniversary. We prorate this fee among the one-year fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value. However, any amount deducted from the one-year fixed account will be limited to (1) the amount of interest credited in excess of the guaranteed minimum interest rate; plus (2) any amounts allocated or transferred to the one-year fixed account in that contract year. If the contract is terminated for any reason or when annuity payouts begin, we will deduct the appropriate Income Assurer Benefit(SM) fee, adjusted for the number of calendar days coverage was in place since we last deducted the fee.

Currently the Income Assurer Benefit(SM) rider charge does not vary with the Portfolio Navigator model portfolio selected; however, we reserve the right to increase this charge and/or charge a separate charge for each model portfolio but not to exceed the maximum charges shown above. We cannot change the Income Assurer Benefit(SM) charge after the rider effective date, unless you change your Portfolio Navigator model portfolio after we have exercised our rights to increase the charge and/or charge a separate charge for each model portfolio. If you decide to change your Portfolio Navigator model portfolio after we have exercised our rights to increase the charge for new contract owners, you will pay the charge that is in effect on the valuation date we receive your written request to change your Portfolio Navigator model portfolio. On the next contract anniversary, we will calculate an average rider charge for the



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


preceding contract year only, that reflects the various different charges that were in effect that year, adjusted for the number of calendar days each charge was in effect. The waiting period for the rider will be restarted if you elect to change your model portfolio to one that causes the rider charge to increase more than 0.20% whenever the remaining waiting period just prior to the change is less than three years (see "Optional Benefits -- Income Assurer Benefit(SM) Riders"). The fee does not apply after annuity payouts begin or the Income Assurer Benefit(SM) terminates.


VALUING YOUR INVESTMENT


We value your accounts as follows:

THE FIXED ACCOUNT

THE FIXED ACCOUNT INCLUDES THE ONE-YEAR FIXED ACCOUNT AND THE DCA FIXED
ACCOUNT.

We value the amounts you allocate to the fixed account directly in dollars. The value of the fixed account equals:


o the sum of your purchase payments and any purchase payment credits allocated to the one-year fixed account and the DCA fixed account, and transfer amounts to the one-year fixed account;


o     plus interest credited;

o minus the sum of amounts withdrawn (including any applicable withdrawal charges) and amounts transferred out;

o     minus any prorated portion of the contract administrative charge; and

o minus the prorated portion of the fee for any of the following optional benefits you have selected:

      -     Accumulation Protector Benefit(SM) rider;

      -     Guarantor Withdrawal Benefit for Life(SM) rider;

      -     Guarantor(SM) Withdrawal Benefit rider;

      -     Income Assurer Benefit(SM) rider;


SUBACCOUNTS


We convert amounts you allocated to the subaccounts into accumulation units. Each time you make a purchase payment or transfer amounts into one of the subaccounts or we apply any purchase payment credits, we credit a certain number of accumulation units to your contract for that subaccount. Conversely, we subtract a certain number of accumulation units from your contract each time you take a partial withdrawal; transfer amounts out of a subaccount; or we assess a contract administrative charge, a withdrawal charge, or fee for any optional contract riders with annual charges (if applicable).

The accumulation units are the true measure of investment value in each subaccount during the accumulation period. They are related to, but not the same as, the net asset value of the fund in which the subaccount invests. The dollar value of each accumulation unit can rise or fall daily depending on the variable account expenses, performance of the fund and on certain fund expenses.

Here is how we calculate accumulation unit values:

NUMBER OF UNITS: To calculate the number of accumulation units for a particular subaccount, we divide your investment by the current accumulation unit value.

ACCUMULATION UNIT VALUE: The current accumulation unit value for each subaccount equals the last value times the subaccount's current net investment factor.

WE DETERMINE THE NET INVESTMENT FACTOR BY:

o adding the fund's current net asset value per share, plus the per share amount of any accrued income or capital gain dividends to obtain a current adjusted net asset value per share; then

o     dividing that sum by the previous adjusted net asset value per share;
      and

o subtracting the percentage factor representing the mortality and expense risk fee and the variable account administrative charge from the result.

Because the net asset value of the fund may fluctuate, the accumulation unit value may increase or decrease. You bear all the investment risk in a subaccount.

FACTORS THAT AFFECT SUBACCOUNT ACCUMULATION UNITS: Accumulation units may change in two ways -- in number and in value.

The number of accumulation units you own may fluctuate due to:

o     additional purchase payments you allocate to the subaccounts;

o     any purchase payment credits allocated to the subaccounts;

o     transfers into or out of the subaccounts;


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

o     partial withdrawals;

o     withdrawal charges;

and the deduction of a prorated portion of:

o     the contract administrative charge; and

o     the fee for any of the following optional benefits you have selected:

      o     Accumulation Protector Benefit(SM) rider;

      o     Guarantor Withdrawal Benefit for Life(SM) rider;

      o     Guarantor(SM) Withdrawal Benefit rider; or

      o     Income Assurer Benefit(SM) rider.

Accumulation unit values will fluctuate due to:

o     changes in fund net asset value;

o     fund dividends distributed to the subaccounts;

o     fund capital gains or losses;

o     fund operating expenses; and

o mortality and expense risk fee and the variable account administrative charge.

MAKING THE MOST OF YOUR CONTRACT

AUTOMATED DOLLAR-COST AVERAGING

Currently, you can use automated transfers to take advantage of dollar-cost averaging (investing a fixed amount at regular intervals). For example, you might transfer a set amount monthly from a relatively conservative subaccount to a more aggressive one, or to several others, or from the one-year fixed account to one or more subaccounts. You can also obtain the benefits of dollar-cost averaging by setting up an Interest Sweep strategy. Interest Sweeps are a monthly transfer of the interest earned from the one-year fixed account into the subaccounts of your choice. If you participate in an Interest Sweep strategy the interest you earn on the one-year fixed account will be less than the annual interest rate we apply because there will be no compounding. There is no charge for dollar-cost averaging.

This systematic approach can help you benefit from fluctuations in accumulation unit values caused by fluctuations in the market values of the funds. Since you invest the same amount each period, you automatically acquire more units when the market value falls and fewer units when it rises. The potential effect is to lower your average cost per unit.

HOW DOLLAR-COST AVERAGING WORKS

                                                                           NUMBER
By investing an equal number                     AMOUNT    ACCUMULATION   OF UNITS
of dollars each month ...               MONTH   INVESTED    UNIT VALUE    PURCHASED
                                         Jan     $ 100       $  20          5.00
you automatically buy                    Feb       100          18          5.56
more units when the per                  Mar       100          17          5.88
unit market price is low ...-------->    Apr       100          15          6.67
                                         May       100          16          6.25
                                         Jun       100          18          5.56
and fewer units when                     Jul       100          17          5.88
the per unit market                      Aug       100          19          5.26
price is high.              -------->   Sept       100          21          4.76
                                         Oct       100          20          5.00

You paid an average price of $17.91 per unit over the 10 months, while the average market price actually was $18.10.

Dollar-cost averaging does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. Because dollar-cost averaging involves continuous investing, your success will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals. For specific features contact your investment professional.

Dollar-cost averaging as described in this section is not available when a Portfolio Navigator model portfolio is in effect. However, subject to certain restrictions, dollar-cost averaging is available through the DCA fixed account. See the "DCA Fixed Account" and "Portfolio Navigator Asset Allocation Program" sections in this prospectus for details.

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

ASSET REBALANCING

You can ask us in writing to automatically rebalance the subaccount portion of your contract value either quarterly, semiannually, or annually. The period you select will start to run on the date we record your request. On the first valuation date of each of these periods, we automatically will rebalance your contract value so that the value in each subaccount matches your current subaccount percentage allocations. These percentage allocations must be in whole numbers. There is no charge for asset rebalancing. The contract value must be at least $2,000.

You can change your percentage allocations or your rebalancing period at any time by contacting us in writing. We will restart the rebalancing period you selected as of the date we record your change. You also can ask us in writing or by any other method acceptable by us, to stop rebalancing your contract value. You must allow 30 days for us to change any instructions that currently are in place. For more information on asset rebalancing, contact your investment professional.


Different rules apply to asset rebalancing under a Portfolio Navigator model portfolio (see "Portfolio Navigator Asset Allocation Program" and "Appendix G:
Asset Allocation Program for Contracts Purchased Before June 19, 2006" below).


As long as you are not participating in a Portfolio Navigator model portfolio, asset rebalancing is available for use with the DCA fixed account (see "DCA Fixed Account") only if your subaccount allocation for asset rebalancing is exactly the same as your subaccount allocation for transfers from the DCA fixed account. If you change your subaccount allocations under the asset rebalancing program or the DCA fixed account, we will automatically change the subaccount allocations so they match. If you do not wish to have the subaccount allocation be the same for the asset rebalancing program and the DCA fixed account, you must terminate the asset rebalancing program or the DCA fixed account, as you may choose.


PORTFOLIO NAVIGATOR ASSET ALLOCATION PROGRAM

The Portfolio Navigator Asset Allocation Program (PN program) described in this section replaces the previously offered asset allocation program described in Appendix G for owners of all contracts purchased on or after June 19, 2006 and for contract owners who choose to move from the previously offered asset allocation program to the PN program or who add the PN program on or after June 19, 2006. The PN program is available for nonqualified annuities and for qualified annuities.

The PN program allows you to allocate your contract value to a PN program model portfolio that consists of subaccounts, each of which invests in an underlying fund with a particular investment objective, and may include the one-year fixed account (if available under the PN program) that represent various asset classes (allocation options). The PN program also allows you to periodically update your model portfolio or transfer to a new model portfolio. You are required to participate in the PN program if your contract purchased on or after June 19, 2006 includes an optional Accumulation Protector Benefit(SM) rider, Guarantor Withdrawal Benefit for Life(SM) rider or Income Assurer Benefit(SM) rider. If your contract does not include one of these riders, you also may elect to participate in the PN program at no additional charge. You should review any PN program information, including the terms of the PN program, carefully. Your investment professional can provide you with additional information and can answer questions you may have on the PN program.


SERVICE PROVIDERS TO THE PN PROGRAM. RiverSource Investments, an affiliate of ours, serves as non-discretionary investment adviser for the PN program solely in connection with the development of the model portfolios and periodic updates of the model portfolios. In this regard, RiverSource Investments enters into an investment advisory agreement with each contract owner participating in the PN program. In its role as investment adviser to the PN program, RiverSource Investments relies upon the recommendations of a third party service provider. In developing and updating the model portfolios, RiverSource Investments reviews the recommendations, and the third party's rationale for the recommendations, with the third party service provider. RiverSource Investments also conducts periodic due diligence and provides ongoing oversight with respect to the process utilized by the third party service provider. For more information on RiverSource Investment's role as investment adviser for the PN program, please see the Portfolio Navigator Asset Allocation Program Investment Adviser Disclosure Document, which is based on Part II of RiverSource Investment's Form ADV, the SEC investment adviser registration form. The Disclosure Document is delivered to contract owners at the time they enroll in the PN program.

Currently, the PN program model portfolios are designed and periodically updated for RiverSource Investments by Morningstar Associates, LLC, a registered investment adviser and wholly owned subsidiary of Morningstar, Inc. RiverSource Investments may replace Morningstar Associates and may hire additional firms to assist with the development and periodic updates of the model portfolios in the future. Also, RiverSource Investments may elect to develop and periodically update the model portfolios without the assistance of a third party service provider.

The criteria used in developing and updating the model portfolios do not guarantee or predict future performance. Neither Morningstar Associates nor RiverSource Investments, in connection with their respective roles, provides any individualized investment advice to contract owners regarding the application of a particular model portfolio to his or her circumstances. Contract owners are solely responsible for determining whether any model portfolio is appropriate.


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We identify to Morningstar Associates the universe of allocation options that can be included in the model portfolios and, in limited circumstances, underlying funds of such allocation options (the universe of allocation options). The universe of allocation options may not include all allocation options available under your contract. We may modify from time to time such universe of allocation options. These modifications may reflect instructions from, or respond to actions taken by, any party making an allocation option available to us. For example, we may modify the universe of allocation options in response to the liquidation, merger or other closure of a fund. Once we identify this universe of allocation options to Morningstar Associates, neither RiverSource Investments, nor any of its affiliates, including us, dictates to Morningstar Associates the number of allocation options that should be included in a model portfolio, the percentage that any allocation option represents in a model portfolio, or whether a particular allocation option may be included in a model portfolio.


POTENTIAL CONFLICTS OF INTEREST. In identifying the universe of allocation options, we and our affiliates, including RiverSource Investments, are subject to competing interests that may influence the allocation options we propose. These competing interests involve compensation that RiverSource Investments or its affiliates may receive as the investment adviser to the RiverSource Variable Portfolio Funds and certain allocation options as well as compensation we or an affiliate of ours may receive for providing services in connection with the RiverSource Variable Portfolio Funds and such allocation options or their underlying funds. These competing interests also involve compensation we or an affiliate of ours may receive if certain funds that RiverSource Investments does not advise are included in model portfolios. The inclusion of funds that pay compensation to RiverSource Investments or an affiliate may have a positive or negative impact on performance.


As an affiliate of RiverSource Investments, the investment adviser to the RiverSource Variable Portfolio Funds and certain allocation options, we may have an incentive to identify the RiverSource Variable Portfolio Funds and such allocation options for consideration as part of a model portfolio over unaffiliated funds. In addition, RiverSource Investments, in its capacity as investment adviser to the RiverSource Variable Portfolio Funds, monitors the performance of the RiverSource Variable Portfolio Funds. In this role, RiverSource Investments may, from time to time, recommend certain changes to the board of directors of the RiverSource Variable Portfolio Funds. These changes may include but not be limited to a change in portfolio management or fund strategy or the closure or merger of a RiverSource Variable Portfolio Fund. RiverSource Investments also may believe that certain RiverSource Variable Portfolio Funds may benefit from additional assets or could be harmed by redemptions. All of these factors may impact RiverSource Investment's view regarding the composition and allocation of a model portfolio.

RiverSource Investments' role as investment adviser to the PN program in connection with the development and updating of the model portfolios, and our identification of the universe of allocation options to Morningstar Associates for consideration, may influence the allocation of assets to or away from allocation options that are affiliated with, or managed or advised by RiverSource Investments or its affiliates.

RiverSource Investments, we or another affiliate of ours may receive higher compensation from certain unaffiliated funds that RiverSource Investments does not advise or manage. (See "Expense Summary -- Annual Operating Expenses of the Funds" and "The Variable Account and the Funds -- The Funds.") Therefore, we may have an incentive to identify these unaffiliated funds to Morningstar Associates for inclusion in the model portfolios. In addition, we or an affiliate of ours may receive higher compensation from the one-year fixed account than from other allocation options. We therefore may have an incentive to identify these allocation options to Morningstar Associates for inclusion in the model portfolios.

Some officers and employees of RiverSource Investments are also officers or employees of us or our affiliates which may be involved in, and/or benefit from, your participation in the PN program. These officers and employees may have an incentive to make recommendations, or take actions, that benefit one or more of the entities they represent, rather than participants in the PN program.


PARTICIPATING IN THE PN PROGRAM. If you choose or are required to participate in the PN program, you are responsible for determining which model portfolio is best for you. Your investment professional can help you make this determination. In addition, your investment professional may provide you with an investor questionnaire, a tool to help define your investing style which is based on factors such as your investment goals, your tolerance for risk and how long you intend to invest. Your responses to the investor questionnaire can help you determine which model portfolio most closely matches your investing style. While the scoring of the investor questionnaire is objective, there is no guarantee that your responses to the investor questionnaire accurately reflect your tolerance for risk. Similarly, there is no guarantee that the asset mix reflected in the model portfolio you select after completing the investor questionnaire is appropriate to your ability to withstand investment risk. Neither RiverSource Life of NY nor RiverSource Investments is responsible for your decision to participate in the PN program, your selection of a specific model portfolio or your decision to change to an updated or different model portfolio.


Currently, there are five PN model portfolios ranging from conservative to aggressive. You may not use more than one model portfolio at a time. Each model portfolio specifies allocation percentages to each of the subaccounts and/or the one-year fixed account that make up that model portfolio. By participating in the PN program, you instruct us to invest your contract value in the subaccounts and/or the one-year fixed account (if included) according to the allocation percentages stated for the specific model portfolio you have selected. By participating in the PN program, you also instruct us to automatically rebalance your contract value quarterly in order to maintain alignment with these allocation percentages.


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

If you initially allocate qualifying purchase payments to the DCA fixed account, when available (see "DCA Fixed Account"), and you are participating in the PN program, we will make monthly transfers in accordance with your instructions from the DCA fixed account into the model portfolio you have chosen.

Each model portfolio is evaluated periodically by Morningstar Associates, which may then provide updated recommendations to RiverSource Investments. As a result, the model portfolios may be updated from time to time (typically annually) with new allocation options and allocation percentages. When these reassessments are completed and changes to the model portfolios occur, you will receive a reassessment letter. This reassessment letter will notify you that the model portfolio has been reassessed and that, unless you instruct us not to do so, your contract value, less amounts allocated to the DCA fixed account, is scheduled to be reallocated according to the updated model portfolio. The reassessment letter will specify the scheduled reallocation date and will be sent to you at least 30 days prior to this date. Based on the written authorization you provided when you enrolled in the PN program, if you do not notify us otherwise, you will be deemed to have instructed us to reallocate your contract value, less amounts allocated to the DCA fixed account, according to the updated model portfolio. If you do not want your contract value, less amounts allocated to the DCA fixed account, to be reallocated according to the updated model portfolio, you must provide written or other authorized notification as specified in the reassessment letter.


In addition to this periodic reassessment and reallocation of the model portfolios, you may also request a change to your model portfolio up to twice per contract year by written request on an authorized form or by another method agreed to by us. Such changes include changing to a different model portfolio at any time or requesting to reallocate according to the updated version of your existing model portfolio other than according to the reassessment process described above. If your contract includes an optional Accumulation Protector Benefit(SM) rider, Guarantor Withdrawal Benefit for Life(SM) rider, Guarantor(SM) Withdrawal Benefit rider or Income Assurer Benefit(SM) rider and you make such a change (other than a scheduled periodic reallocation), we may charge you a higher fee for your rider. If your contract includes the Guarantor Withdrawal Benefit for Life(SM) rider, we reserve the right to limit the number of model portfolios from which you can select, subject to state restrictions.

We reserve the right to change the terms and conditions of the PN program upon written notice to you. This includes but is not limited to the right to:

o limit your choice of models based on the amount of your initial purchase payment we accept or when you take a withdrawal;

o cancel required participation in the program after 30 days written notice;

o substitute a fund of funds for your current model portfolio if permitted under applicable securities law; and

o discontinue the PN program. We will give you 30 days' written notice of any such change.

In addition, RiverSource Investments has the right to terminate its investment advisory agreement with you upon 30 days' written notice. If RiverSource Investments terminates its investment advisory agreement with you and other participants in the PN program, we would either have to find a replacement investment adviser or terminate the PN program unless otherwise permitted by applicable law, regulations or positions of the SEC staff.


RISKS. Asset allocation through the PN program does not guarantee that your contract will increase in value nor will it protect against a decline in value if market prices fall.

By spreading your contract value among various allocation options under the PN program, you may be able to reduce the volatility in your contract value, but there is no guarantee that this will happen. Although each model portfolio is intended to optimize returns given various levels of risk tolerance, a model portfolio may not perform as intended. A model portfolio, the allocation options and market performance may differ in the future from historical performance and from the assumptions upon which the model portfolio is based, which could cause the model portfolio to be ineffective or less effective in reducing volatility.

Investment performance of your contract value could be better or worse by participating in the PN program than if you had not participated. A model portfolio may perform better or worse than any single fund or allocation option or any other combination of funds or allocation options. The performance of a model portfolio depends on the performance of the component funds. In addition, the timing of your investment and automatic rebalancing may affect performance.

Quarterly rebalancing and periodic updating of the model portfolios can cause their component funds to incur transactional expenses to raise cash for money flowing out of the funds or to buy securities with money flowing into the funds. Moreover, a large outflow of money from the funds may increase the expenses attributable to the assets remaining in the funds. These expenses can adversely affect the performance of the relevant funds and of the model portfolios. In addition, when a particular fund needs to buy or sell securities due to quarterly rebalancing or periodic updating of a model portfolio, it may hold a large cash position. A large cash position could detract from the achievement of the fund's investment objective in a period of rising market prices; conversely, a large cash position would reduce the fund's magnitude of loss in the event of falling market prices and provide the fund with liquidity to make additional investments or to meet redemptions. (See also the description of competing interests in the section titled "Service Providers to the PN Program" above.) For additional information regarding the risks of investing in a particular fund, see that fund's prospectus.


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PN PROGRAM UNDER THE ACCUMULATION PROTECTOR BENEFIT(SM) RIDER, GUARANTOR
WITHDRAWAL BENEFIT FOR LIFE(SM) RIDER,


GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER OR INCOME ASSURER BENEFIT(SM) RIDER

If you purchase the optional Accumulation Protector Benefit(SM) rider, the optional Guarantor Withdrawal Benefit for Life(SM) rider, the optional Guarantor(SM) Withdrawal Benefit rider or the optional Income Assurer Benefit(SM) rider, you are required to participate in the PN program under the terms of each rider.

o ACCUMULATION PROTECTOR BENEFIT(SM) RIDER: You cannot terminate the Accumulation Protector Benefit(SM) rider. As long as the Accumulation Protector Benefit(SM) rider is in effect, your contract value must be invested in one of the model portfolios. The Accumulation Protector Benefit(SM) rider automatically ends at the end of the waiting period as does the requirement that you participate in the PN program. At all other times, if you do not want to participate in any of the model portfolios, you must terminate your contract by requesting a full withdrawal. Withdrawal charges and tax penalties may apply. THEREFORE, YOU SHOULD NOT SELECT THE ACCUMULATION PROTECTOR BENEFIT(SM) RIDER IF YOU DO NOT INTEND TO CONTINUE PARTICIPATING IN THE PN PROGRAM (AS IT NOW EXISTS OR AS WE MAY MODIFY IT IN THE FUTURE) UNTIL THE END OF THE WAITING PERIOD.

o GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(SM) RIDER: The Guarantor Withdrawal Benefit for Life(SM) rider requires that your contract value be invested in one of the model portfolios for the life of the contract. Subject to state restrictions, we reserve the right to limit the number of model portfolios from which you can select based on the dollar amount of purchase payments you make. Because you cannot terminate the Guarantor Withdrawal Benefit for Life(SM) rider once you have selected it, you must terminate your contract by requesting a full withdrawal if you do not want to participate in any of the model portfolios. Withdrawal charges and tax penalties may apply. THEREFORE, YOU SHOULD NOT SELECT THE GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(SM) RIDER IF YOU DO NOT INTEND TO CONTINUE PARTICIPATING IN THE PN PROGRAM (AS IT NOW EXISTS OR AS WE MAY MODIFY IT IN THE FUTURE) FOR THE LIFE OF THE CONTRACT.


o GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER: Because the Guarantor(SM) Withdrawal Benefit rider requires that your contract value be invested in one of the model portfolios for the life of the contract, and you cannot terminate the Guarantor(SM) Withdrawal Benefit rider once you have selected it, you must terminate your contract by requesting a full withdrawal if you do not want to participate in any of the model portfolios. Withdrawal charges and tax penalties may apply. THEREFORE, YOU SHOULD NOT SELECT THE GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER IF YOU DO NOT INTEND TO CONTINUE PARTICIPATING IN THE PN PROGRAM (AS IT NOW EXISTS OR AS WE MAY MODIFY IT IN THE FUTURE) FOR THE LIFE OF THE CONTRACT.


o INCOME ASSURER BENEFIT(SM) RIDER: You can terminate the Income Assurer Benefit(SM) rider during a 30-day period after the first rider anniversary and at any time after the expiration of the waiting period. At all other times, if you do not want to participate in any of the model portfolios, you must terminate your contract by requesting a full withdrawal. Withdrawal charges and tax penalties may apply. As long as the Income Assurer Benefit(SM) rider is in effect, your contract value must be invested in one of the model portfolios. THEREFORE, YOU SHOULD NOT SELECT THE INCOME ASSURER BENEFIT(SM) RIDER IF YOU DO NOT INTEND TO CONTINUE PARTICIPATING IN THE PN PROGRAM (AS IT NOW EXISTS OR AS WE MAY MODIFY IT IN THE FUTURE) DURING THE PERIOD OF TIME THE INCOME ASSURER BENEFIT(SM) RIDER IS IN EFFECT.

OPTIONAL PN PROGRAM

If you do not select the optional Accumulation Protector Benefit(SM) rider, the optional Guarantor Withdrawal Benefit for Life(SM) rider, the optional Guarantor(SM) Withdrawal Benefit rider or the optional Income Assurer Benefit(SM) rider with your contract, you may elect to participate in the PN program.


You may elect the PN program at any time. You may cancel your participation in the PN program at any time by giving us written notice or by any other method authorized by us. Upon cancellation, automated rebalancing associated with the PN program will end. You may ask us in writing to allocate the variable subaccount portion of your policy value according to the percentage that you then choose (see "Asset Rebalancing"). You can elect to participate in the PN program again at any time.

You will also cancel the PN program if you initiate transfers other than transfers to one of the current model portfolios or transfers from the DCA fixed account (see "DCA Fixed Account"). Partial withdrawals do not cancel the PN program. The PN program will terminate on the date you make a full withdrawal from your contract, on your retirement date or when your contract terminates for any reason.

TRANSFERRING AMONG ACCOUNTS


The transfer rights discussed in this section do not apply while a Portfolio Navigator model portfolio is in effect.

You may transfer contract value from any one subaccount, the one-year fixed account or the DCA fixed account to another subaccount before annuity payouts begin. (Certain restrictions apply to transfers involving the one-year fixed account.) You may not transfer contract value to the DCA fixed account.

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

The date your request to transfer will be processed depends on when we receive it:

o If we receive your transfer request at our home office before the close of business, we will process your transfer using the accumulation unit value we calculate on the valuation date we received your transfer request.

o If we receive your transfer request at our home office at or after the close of business, we will process your transfer using the accumulation unit value we calculate on the next valuation date after we received your transfer request.

There is no charge for transfers. Before making a transfer, you should consider the risks involved in changing investments.


TRANSFER POLICIES

o Before annuity payouts begin, you may transfer contract values between the subaccounts, or from the subaccounts to the one-year fixed account at any time. However, if you made a transfer from the one-year fixed account to the subaccounts, you may not make a transfer from any subaccount back to the one-year fixed account for six months following that transfer. The amount of contract value transferred to the one-year fixed account cannot result in the value of the one-year fixed account being greater than 30% of the contract value. We reserve the right to limit transfers to the one-year fixed account if the interest rate we are then currently crediting to the one-year fixed account is equal to the minimum interest rate stated in the contract.

o You may transfer contract values from the one-year fixed account to the subaccounts once a year on or within 30 days before or after the contract anniversary (except for automated transfers, which can be set up at any time for certain transfer periods subject to certain minimums). Transfers out of the one-year fixed account are limited to 30% of one-year fixed account values at the beginning of the contract year or $10,000, whichever is greater. We reserve the right to further limit transfers to or from the one-year fixed account if the interest rate we are then crediting on new purchase payments allocated to the one-year fixed account is equal to the minimum interest rate stated in the contract.

o You may not transfer contract values from the subaccounts or the one-year fixed account into the DCA fixed account. However, you may transfer contract values from the DCA fixed account to any of the investment options available under your contract, subject to investment minimums and other restrictions we may impose on investments in the one-year fixed account, as described above. (See "DCA Fixed Account.")

o Once annuity payouts begin, you may not make transfers to or from the one-year fixed account, but you may make transfers once per contract year among the subaccounts. During the annuity payout period, we reserve the right to limit the number of subaccounts in which you may invest. When annuity payments begin, you must transfer all contract value out of your DCA accounts.

o We reserve the right to limit the number of transfers you may make in a contract year to 12.

MARKET TIMING

Market timing can reduce the value of your investment in the contract. If market timing causes the returns of an underlying fund to suffer, contract value you have allocated to a subaccount that invests in that underlying fund will be lower too. Market timing can cause you, any joint owner of the contract and your beneficiary(ies) under the contract a financial loss.


WE SEEK TO PREVENT MARKET TIMING. MARKET TIMING IS FREQUENT OR SHORT-TERM TRADING ACTIVITY. WE DO NOT ACCOMMODATE SHORT-TERM TRADING ACTIVITIES. DO NOT BUY A CONTRACT IF YOU WISH TO USE SHORT-TERM TRADING STRATEGIES TO MANAGE YOUR INVESTMENT. THE MARKET TIMING POLICIES AND PROCEDURES DESCRIBED BELOW APPLY TO TRANSFERS AMONG THE SUBACCOUNTS WITHIN THE CONTRACT. THE UNDERLYING FUNDS IN WHICH THE SUBACCOUNTS INVEST HAVE THEIR OWN MARKET TIMING POLICIES AND PROCEDURES. THE MARKET TIMING POLICIES OF THE UNDERLYING FUNDS MAY BE MORE OR LESS RESTRICTIVE THAN THE MARKET TIMING POLICIES AND PROCEDURES WE APPLY TO TRANSFERS AMONG THE SUBACCOUNTS OF THE CONTRACT, AND MAY INCLUDE REDEMPTION FEES. WE RESERVE THE RIGHT TO MODIFY OUR MARKET TIMING POLICIES AND PROCEDURES AT ANY TIME WITHOUT PRIOR NOTICE TO YOU.

Market timing may hurt the performance of an underlying fund in which a subaccount invests in several ways, including but not necessarily limited to:

o diluting the value of an investment in an underlying fund in which a subaccount invests;

o increasing the transaction costs and expenses of an underlying fund in which a subaccount invests; and,

o preventing the investment adviser(s) of an underlying fund in which a subaccount invests from fully investing the assets of the fund in accordance with the fund's investment objectives.


Funds available as investment options under the contract that invest in securities that trade in overseas securities markets may be at greater risk of loss from market timing, as market timers may seek to take advantage of changes in the values of securities between the close of overseas markets and the close of U.S. markets. Further the risks of market timing may be greater for underlying funds that invest in securities such as small cap stocks, high yield bonds, or municipal securities, that may be traded infrequently.


Market timing can reduce the value of your investment in the contract. If market timing causes the returns of an underlying fund to suffer, contract value you have allocated to a subaccount that invests in that underlying fund will be lower, too. Market timing can cause you, any joint owner of the contract and your beneficiary(ies) under the contract a financial loss.


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

IN ORDER TO HELP PROTECT YOU AND THE UNDERLYING FUNDS FROM THE POTENTIALLY HARMFUL EFFECTS OF MARKET TIMING ACTIVITY, WE APPLY THE FOLLOWING MARKET TIMING POLICY TO DISCOURAGE FREQUENT TRANSFERS OF CONTRACT VALUE AMONG THE SUBACCOUNTS OF THE VARIABLE ACCOUNT:


We try to distinguish market timing from transfers that we believe are not harmful, such as periodic rebalancing for purposes of an asset allocation, dollar-cost averaging and asset rebalancing program that may be described in this prospectus. There is no set number of transfers that constitutes market timing. Even one transfer in related accounts may be market timing. We seek to restrict the transfer privileges of a contract owner who makes more than three subaccount transfers in any 90 day period.


If we determine, in our sole judgment, that your transfer activity constitutes market timing, we may modify, restrict or suspend your transfer privileges to the extent permitted by applicable law, which may vary based on the state law that applies to your contract and the terms of your contract. These restrictions or modifications may include, but not be limited to:

o     requiring transfer requests to be submitted only by first-class U.S.
      mail;

o not accepting hand-delivered transfer requests or requests made by overnight mail;

o     not accepting telephone or electronic transfer requests;

o     requiring a minimum time period between each transfer;

o not accepting transfer requests of an agent acting under power of attorney;

o     limiting the dollar amount that you may transfer at any one time; or

o     limiting the number of transfers in a contract year to 12 transfers.

Subject to applicable state law and the terms of each contract, we will apply the policy described above to all contract owners, uniformly in all cases. We will notify you in writing after we impose any modification, restriction or suspension of your transfer rights.


We cannot guarantee that we will be able to identify and restrict all market timing activity. Because we exercise discretion in applying the restrictions described above, we cannot guarantee that we will be able to restrict all market timing activity. In addition, state law and the terms of some contracts may prevent us from stopping certain market timing activity. Market timing activity that we are unable to restrict may impact the performance of the underlying funds and may result in lower contract values.

IN ADDITION TO THE MARKET TIMING POLICY DESCRIBED ABOVE, WHICH APPLIES TO TRANSFERS AMONG THE SUBACCOUNTS WITHIN YOUR CONTRACT, YOU SHOULD CAREFULLY REVIEW THE MARKET TIMING POLICIES AND PROCEDURES OF THE UNDERLYING FUNDS. THE MARKET TIMING POLICIES AND PROCEDURES OF THE UNDERLYING FUNDS MAY BE MATERIALLY DIFFERENT THAN THOSE WE IMPOSE ON TRANSFERS AMONG THE SUBACCOUNTS WITHIN YOUR CONTRACT AND MAY INCLUDE MANDATORY REDEMPTION FEES AS WELL AS OTHER MEASURES TO DISCOURAGE FREQUENT TRANSFERS. AS AN INTERMEDIARY FOR THE UNDERLYING FUNDS, WE ARE REQUIRED TO ASSIST THEM IN APPLYING THEIR MARKET TIMING POLICIES AND PROCEDURES TO TRANSACTIONS INVOLVING THE PURCHASE AND EXCHANGE OF FUND SHARES. THIS ASSISTANCE MAY INCLUDE, BUT NOT BE LIMITED TO, PROVIDING THE UNDERLYING FUND UPON REQUEST WITH YOUR SOCIAL SECURITY NUMBER, TAXPAYER IDENTIFICATION NUMBER OR OTHER UNITED STATES GOVERNMENT-ISSUED IDENTIFIER AND THE DETAILS OF YOUR CONTRACT TRANSACTIONS INVOLVING THE UNDERLYING FUND. AN UNDERLYING FUND, IN ITS SOLE DISCRETION, MAY INSTRUCT US AT ANY TIME TO PROHIBIT YOU FROM MAKING FURTHER TRANSFERS OF CONTRACT VALUE TO OR FROM THE UNDERLYING FUND, AND WE MUST FOLLOW THIS INSTRUCTION. WE RESERVE THE RIGHT TO ADMINISTER AND COLLECT ON BEHALF OF AN UNDERLYING FUND ANY REDEMPTION FEE IMPOSED BY AN UNDERLYING FUND. MARKET TIMING POLICIES AND PROCEDURES ADOPTED BY UNDERLYING FUNDS MAY AFFECT YOUR INVESTMENT IN THE CONTRACT IN SEVERAL WAYS, INCLUDING BUT NOT LIMITED TO:


o Each fund may restrict or refuse trading activity that the fund determines, in its sole discretion, represents market timing.


o Even if we determine that your transfer activity does not constitute market timing under the market timing policies described above which we apply to transfers you make under the contract, it is possible that the underlying fund's market timing policies and procedures, including instructions we receive from a fund may require us to reject your transfer request. For example, while we disregard transfers permitted under any asset allocation, dollar-cost averaging and asset rebalancing programs that may be described in this prospectus, we cannot guarantee that an underlying fund's market timing policies and procedures will do so. Orders we place to purchase fund shares for the variable account are subject to acceptance by the fund. We reserve the right to reject without prior notice to you any transfer request if the fund does not accept our order.


o Each underlying fund is responsible for its own market timing policies, and we cannot guarantee that we will be able to implement specific market timing policies and procedures that a fund has adopted. As a result, a fund's returns might be adversely affected, and a fund might terminate our right to offer its shares through the variable account.

o Funds that are available as investment options under the contract may also be offered to other intermediaries who are eligible to purchase and hold shares of the fund, including without limitation, separate accounts of other insurance companies and certain retirement plans. Even if we are able to implement a fund's market timing policies, we cannot guarantee that other intermediaries purchasing that same fund's shares will do so, and the returns of that fund could be adversely affected as a result.


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RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -
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


FOR MORE INFORMATION ABOUT THE MARKET TIMING POLICIES AND PROCEDURES OF AN UNDERLYING FUND, THE RISKS THAT MARKET TIMING POSE TO THAT FUND, AND TO DETERMINE WHETHER AN UNDERLYING FUND HAS ADOPTED A REDEMPTION FEE, SEE THAT FUND'S PROSPECTUS.

HOW TO REQUEST A TRANSFER OR WITHDRAWAL


1 BY LETTER

Send your name, contract number, Social Security Number or Taxpayer Identification Number* and signed request for a transfer or withdrawal to our home office:

REGULAR MAIL:

RiverSource Life Insurance Co. of New York
20 Madison Avenue Extension
P.O. Box 5555
Albany, NY 12205-0555

EXPRESS MAIL:

RiverSource Life Insurance Co. of New York
20 Madison Avenue Extension
Albany, NY 12203

MINIMUM AMOUNT

Transfers or withdrawals:  $500 or entire account balance

MAXIMUM AMOUNT

Transfers or withdrawals:  Contract value or entire account balance

* Failure to provide a Social Security Number or Taxpayer Identification Number may result in mandatory tax withholding on the taxable portion of the distribution.

2 BY AUTOMATED TRANSFERS AND AUTOMATED PARTIAL WITHDRAWALS


Your investment professional can help you set up automated transfers among your one-year fixed account or the subaccounts or automated partial withdrawals from the one-year fixed account, DCA fixed account or the subaccounts.

You can start or stop this service by written request or other method acceptable to us.

You must allow 30 days for us to change any instructions that are currently in place.

o Automated transfers from the one-year fixed account to any one of the subaccounts may not exceed an amount that, if continued, would deplete the one-year fixed account within 12 months.

o Transfers out of the one-year fixed account are limited to 30% of the one-year fixed account values at the beginning of the contract year or $10,000, whichever is greater.

o Automated withdrawals may be restricted by applicable law under some contracts.

o You may not make additional purchase payments if automated partial withdrawals are in effect.


o If a Portfolio Navigator model portfolio is in effect, you are not allowed to set up automated transfers except in connection with a DCA Fixed Account (see "The Fixed Account -- DCA Fixed Account" and "Making the Most of Your Contract -- Portfolio Navigator Asset Allocation Program").


o Automated partial withdrawals may result in IRS taxes and penalties on all or part of the amount withdrawn.

MINIMUM AMOUNT

Transfers or withdrawals:  $100 monthly
                           $250 quarterly, semiannually or annually


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3 By phone

Call between 8 a.m. and 4:30 p.m. Eastern time:
(800) 504-0469

MINIMUM AMOUNT
Transfers or withdrawals:  $500 or entire account balance

MAXIMUM AMOUNT

Transfers:                 Contract value or entire account balance
Withdrawals:               $25,000

We answer telephone requests promptly, but you may experience delays when the call volume is unusually high. If you are unable to get through, use the mail procedure as an alternative.

We will honor any telephone transfer or withdrawal requests that we believe are authentic and we will use reasonable procedures to confirm that they are. This includes asking identifying questions and recording calls. We will not allow a telephone withdrawal within 30 days of a phoned-in address change. As long as we follow the procedures, we (and our affiliates) will not be liable for any loss resulting from fraudulent requests.

Telephone transfers and withdrawals are automatically available. You may request that telephone transfers and withdrawals not be authorized from your account by writing to us.

WITHDRAWALS

You may withdraw all or part of your contract at any time before annuity payouts begin by sending us a written request or calling us. If we receive your withdrawal request at our home office at or after the close of business, we will process your withdrawal using the accumulation unit value we calculate on the next valuation date after we received your withdrawal request. We may ask you to return the contract. You may have to pay administrative charges, withdrawal charges or any applicable optional rider charges (see "Charges"), IRS taxes and penalties (see "Taxes"). You cannot make withdrawals after annuity payouts begin except under Annuity Payout Plan E. (See "The Annuity Payout Period -- Annuity Payout Plans.")

Any partial withdrawals you take under the contract will reduce your contract value. As a result, the value of your death benefit or any optional benefits you have elected will also be reduced. If you have elected the Guarantor Withdrawal Benefit for Life(SM) rider or the Guarantor(SM) Withdrawal Benefit rider and your partial withdrawals in any contract year exceed the permitted withdrawal amount under the terms of the Guarantor Withdrawal Benefit for Life(SM) rider or the Guarantor(SM) Withdrawal Benefit rider, your benefits under the rider may be reduced (see "Optional Benefits").

In addition, withdrawals you are required to take to satisfy RMDs under the Code may reduce the value of certain death benefits and optional benefits (see "Taxes -- Qualified Annuities -- Required Minimum Distributions").

WITHDRAWAL POLICIES


If you have a balance in more than one account and you request a partial withdrawal, we will automatically withdraw from all your subaccounts, the DCA fixed account and/or the one-year fixed account in the same proportion as your value in each account correlates to your total contract value, unless requested otherwise. You may request that a partial withdrawal be taken from one or more investment options unless an asset allocation program is in effect for your contract. After executing a partial withdrawal, the value in the one-year fixed account and each subaccount must be either zero or at least $50.


RECEIVING PAYMENT

By regular or express mail:

o     payable to you;

o     mailed to address of record.

NOTE: We will charge you a fee if you request express mail delivery.

Normally, we will send the payment within seven days after receiving your request. However, we may postpone the payment if:

      - the withdrawal amount includes a purchase payment check that has not cleared;

      - the NYSE is closed, except for normal holiday and weekend closings;

      -     trading on the NYSE is restricted, according to SEC rules;

      - an emergency, as defined by SEC rules, makes it impractical to sell securities or value the net assets of the accounts; or

      - the SEC permits us to delay payment for the protection of security holders.



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

TSA -- SPECIAL WITHDRAWAL PROVISIONS

PARTICIPANTS IN TAX-SHELTERED ANNUITIES


The contract is not intended for use in connection with an employer sponsored 403(b) plan that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). In the event that the employer either by affirmative election or inadvertent action causes contributions under a plan that is subject to ERISA to be made to this contract, we will not be responsible for any obligations and requirements under ERISA and the regulations thereunder. You should consult with your employer to determine whether your 403(b) plan is subject to ERISA.

The employer must comply with certain nondiscrimination requirements for certain types of contributions under a TSA contract to be excluded from taxable income. You should consult your employer to determine whether the nondiscrimination rules apply to you.


The Code imposes certain restrictions on your right to receive early distributions from a TSA:

o Distributions attributable to salary reduction contributions (plus earnings) made after Dec. 31, 1988, or to transfers or rollovers from other contracts, may be made from the TSA only if:

      -     you are at least age 59 1/2;

      -     you are disabled as defined in the Code;

      - you severed employment with the employer who purchased the contract; or

      -     the distribution is because of your death.

o If you encounter a financial hardship (as provided by the Code), you may be eligible to receive a distribution of all contract values attributable to salary reduction contributions made after Dec. 31, 1988, but not the earnings on them.

o Even though a distribution may be permitted under the above rules, it may be subject to IRS taxes and penalties (see "Taxes").

o The above restrictions on distributions do not affect the availability of the amount credited to the contract as of Dec. 31, 1988. The restrictions also do not apply to transfers or exchanges of contract value within the contract, or to another registered variable annuity contract or investment vehicle available through the employer.

CHANGING OWNERSHIP

You may change ownership of your nonqualified annuity at any time by completing a change of ownership form we approve and sending it to our office. The change will become binding on us when we receive and record it. We will honor any change of ownership request that we believe is authentic and we will use reasonable procedures to confirm authenticity. If we follow these procedures, we will not take any responsibility for the validity of the change.

If you have a nonqualified annuity, you may incur income tax liability by transferring, assigning or pledging any part of it. (See "Taxes.")

If you have a qualified annuity, you may not sell, assign, transfer, discount or pledge your contract as collateral for a loan, or as security for the performance of an obligation or for any other purpose except as required or permitted by the Code. However, if the owner is a trust or custodian, or an employer acting in a similar capacity, ownership of the contract may be transferred to the annuitant.

Please consider carefully whether or not you wish to change ownership of your annuity contract. If you elected any optional contract features or riders, the new owner and annuitant will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. If you have an Income Assurer Benefit(SM), the rider will terminate upon transfer of ownership of the annuity contract. The Accumulation Protector Benefit(SM) rider, the Guarantor Withdrawal Benefit for Life(SM) rider and the Guarantor(SM) Withdrawal Benefit rider will continue upon transfer of ownership of the annuity contract (see "Optional Benefits").


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

BENEFITS IN CASE OF DEATH

You must select a death benefit at the time you purchase your contract. There are two death benefit options available under your contact:

o     Return of Purchase Payments (ROP) Death Benefit; or

o     Maximum Anniversary Value (MAV) Death Benefit.


If both you and the annuitant are age 79 or younger at contract issue, you may select either death benefit. If either you or the annuitant are age 80 or older at contract issue, the ROP Death Benefit will apply. Once you elect a death benefit, you cannot change it. We show the death benefit that you elect in your contract. The death benefit you elect determines the mortality and expense risk fee that is assessed against the subaccounts. (See "Charges -- Mortality and Expense Risk Fee.")


Under both options, we will pay the death benefit to your beneficiary upon the earlier of your death or the annuitant's death. We will base the benefit paid on the death benefit coverage you chose when you purchased the contract. If a contract has more than one person as the owner, we will pay benefits upon the first to die of any owner or the annuitant.

For an example of how each death benefit is calculated, see Appendix C.

HERE ARE SOME TERMS THAT ARE USED TO DESCRIBE THE DEATH BENEFITS:

                                                                             PW x DB
  ADJUSTED PARTIAL WITHDRAWALS (CALCULATED FOR ROP AND MAV DEATH BENEFITS) = -------
                                                                               CV

    PW = the partial withdrawal including any applicable withdrawal charge. DB = the death benefit on the date of (but prior to) the partial withdrawal.
    CV = contract value on the date of (but prior to) the partial withdrawal.

MAXIMUM ANNIVERSARY VALUE (MAV): is zero prior to the first contract anniversary after the effective date of the rider. On the first contract anniversary after the effective date of the rider, we set the MAV as the greater of these two values:

(a)   current contract value; or

(b) total payments and purchase payment credits made to the contract minus adjusted partial withdrawals.

Thereafter, we increase the MAV by any additional purchase payments and any purchase payment credits and reduce the MAV by adjusted partial withdrawals. Every contract anniversary after that prior to the annuitant's 81st birthday, we compare the MAV to the current contract value and we reset the MAV to the higher amount.

RETURN OF PURCHASE PAYMENTS (ROP) DEATH BENEFIT

The ROP Death Benefit is the basic death benefit to the contract that will pay your beneficiaries no less than your purchase payments and any purchase payment credits, adjusted for withdrawals. If you or the annuitant die before annuity payouts begin and while this contract is in force, we will pay the beneficiary the greater of these two values:

1.    contract value; or

2. total purchase payments and any purchase payment credits minus adjusted partial withdrawals.

MAXIMUM ANNIVERSARY VALUE (MAV) DEATH BENEFIT

The MAV Death Benefit provides that if you or the annuitant die while the contract is in force and before annuity payouts begin, we will pay the beneficiary the greatest of these three values:

1.    contract value;

2. total purchase payments and any purchase payment credits minus adjusted partial withdrawals; or

3.    the MAV on the date of death.


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IF YOU DIE BEFORE YOUR RETIREMENT DATE

When paying the beneficiary, we will process the death claim on the valuation date our death claim requirements are fulfilled. We will determine the contract's value using the accumulation unit value we calculate on that valuation date. We pay interest, if any, at a rate no less than required by law. We will mail payment to the beneficiary within seven days after our death claim requirements are fulfilled.

NONQUALIFIED ANNUITIES

If your spouse is sole beneficiary and you die before the retirement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. To do this your spouse must, within 60 days after our death claim requirements are fulfilled, give us written instructions to keep the contract in force. There will be no withdrawal charges on the contract from that point forward unless additional purchase payments are made. If you elected any optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. The Income Assurer Benefit(SM), if selected, will terminate. The Accumulation Protector Benefit(SM) rider, the Guarantor Withdrawal Benefit for Life(SM) rider and the Guarantor(SM) Withdrawal Benefit rider, if selected, will continue (see "Optional Benefits").

If your beneficiary is not your spouse, we will pay the beneficiary in a single sum unless you give us other written instructions. Generally, we must fully distribute the death benefit within five years of your death. However, the beneficiary may receive payouts under any annuity payout plan available under this contract if:

o the beneficiary asks us in writing within 60 days after our death claim requirements are fulfilled; and

o payouts begin no later than one year after your death, or other date as permitted by the IRS; and

o the payout period does not extend beyond the beneficiary's life or life expectancy.

QUALIFIED ANNUITIES

o SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if your spouse is the sole beneficiary, your spouse may either elect to treat the contract as his/her own or elect an annuity payout plan or another plan agreed to by us. If your spouse elects a payout option, the payouts must begin no later than the year in which you would have reached age 70 1/2. If you attained age 70 1/2 at the time of death, payouts must begin no later than Dec. 31 of the year following the year of your death.


      Your spouse may elect to assume ownership of the contract at any time before annuity payouts begin. If your spouse elects to assume ownership of the contract, the contract value will be equal to the death benefit that would otherwise have been paid. There will be no withdrawal charges on the contract from that point forward unless additional purchase payments are made. If you elected any optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. The Income Assurer Benefit(SM), if selected, will terminate. The Accumulation Protector Benefit(SM) rider, the Guarantor Withdrawal Benefit for Life(SM) and the Guarantor(SM) Withdrawal Benefit rider, if selected, will continue (see "Optional Benefits").


o NON-SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if death occurs prior to the year you would have attained age
      70 1/2, the beneficiary may elect to receive payouts from the contract over a five year period. If your beneficiary does not elect a five-year payout or if your death occurs after attaining age 70 1/2, we will pay the beneficiary in a single sum unless the beneficiary elects to receive payouts under any payout plan available under this contract if:

      o the beneficiary asks us in writing within 60 days after our death claim requirements are fulfilled; and

      o payouts begin no later than one year following the year of your death; and

      o the payout period does not extend beyond the beneficiary's life or life expectancy.

o ANNUITY PAYOUT PLAN: If you elect an annuity payout plan which guarantees payouts to a beneficiary after death, the payouts to your beneficiary will continue pursuant to the annuity payout plan you elect.


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OPTIONAL BENEFITS


OPTIONAL LIVING BENEFITS -- CURRENTLY OFFERED


ACCUMULATION PROTECTOR BENEFIT(SM) RIDER

The Accumulation Protector Benefit(SM) rider is an optional benefit that you may select for an additional charge. The Accumulation Protector Benefit(SM) rider may provide a guaranteed contract value at the end of the specified waiting period on the benefit date, but not until then, under the following circumstances:

-----------------------------------------------------------------------------------------------------------------
ON THE BENEFIT DATE, IF:                        THEN YOUR ACCUMULATION PROTECTOR BENEFIT(SM) RIDER BENEFIT IS:
-----------------------------------------------------------------------------------------------------------------
The Minimum Contract Accumulation Value         The contract value is increased on the benefit date to equal
(defined below) as determined under the         the Minimum Contract Accumulation Value as determined under
Accumulation Protector Benefit(SM) rider is     the Accumulation Protector Benefit(SM) rider on the benefit date.
greater than your contract value,
-----------------------------------------------------------------------------------------------------------------
The contract value is equal to or greater       Zero; in this case, the Accumulation Protector Benefit(SM)
than the Minimum Contract Accumulation Value    rider ends without value and no benefit is payable.
as determined under the Accumulation
Protector Benefit(SM) rider,
-----------------------------------------------------------------------------------------------------------------

If the contract value falls to zero as the result of adverse market performance or the deduction of fees and/or charges at any time during the waiting period and before the benefit date, the contract and all riders, including the Accumulation Protector Benefit(SM) rider will terminate without value and no benefits will be paid. EXCEPTION: If you are still living on the benefit date, we will pay you an amount equal to the Minimum Contract Accumulation Value as determined under the Accumulation Protector Benefit(SM) rider on the valuation date your contract value reached zero.

You may elect the Accumulation Protector Benefit(SM) rider at the time you purchase your contract and the rider effective date will be the contract issue date. The Accumulation Protector Benefit(SM) rider may not be terminated once you have elected it except as described in the "Terminating the Rider" section below. An additional charge for the Accumulation Protector Benefit(SM) rider will be assessed annually during the waiting period. The rider ends when the waiting period expires and no further benefit will be payable and no further charges for the rider will be deducted. The Accumulation Protector Benefit(SM) rider may not be purchased with the optional Guarantor Withdrawal Benefit for Life(SM) rider, Guarantor(SM) Withdrawal Benefit rider or any Income Assurer Benefit(SM) rider. When the rider ends, you may be able to purchase another optional rider we then offer by written request received within 30 days of that contract anniversary date. The Accumulation Protector Benefit(SM) rider may not be available in all states.

You should consider whether an Accumulation Protector Benefit(SM) rider is appropriate for you because:


o you must participate in the Portfolio Navigator program if you purchase a contract on or after June 19, 2006 with this rider (see "Making the Most of Your Contract -- Portfolio Navigator Asset Allocation Program"). If you selected this rider before June 19, 2006, you must participate in the asset allocation program (see "Appendix G: Asset Allocation Program for Contracts Purchased Before June 19, 2006"), however, you may elect to participate in the Portfolio Navigator program after June 19, 2006. The Portfolio Navigator program and the asset allocation program limits your choice of subaccounts and the one-year fixed account to those that are in the asset allocation model portfolio you select. This means you will not be able to allocate contract value to all of the subaccounts or the one-year fixed account that are available under the contract to contract owners who do not elect this rider;


o you may not make additional purchase payments to your contract during the waiting period after the first 180 days immediately following the effective date of the Accumulation Protector Benefit(SM) rider;

o if you purchase this annuity as a qualified annuity, for example, an IRA, you may need to take partial withdrawals from your contract to satisfy the minimum distribution requirements of the Code (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). Partial withdrawals, including those used to satisfy required minimum distributions, will reduce any potential benefit that the Accumulation Protector Benefit(SM) rider provides. You should consult your tax advisor if you have any questions about the use of this rider in your tax situation;

o if you think you may withdraw all of your contract value before you have held your contract with this benefit rider attached for 10 years, or you are considering selecting an annuity payout option within 10 years of the effective date of your contract, you should consider whether this optional benefit is right for you. You must hold the contract a minimum of 10 years from the effective date of the Accumulation Protector Benefit(SM) rider, which is the length of the waiting period under the Accumulation Protector Benefit(SM) rider, in order to receive the benefit, if any, provided by the Accumulation Protector Benefit(SM) rider. In some cases, as described below, you may need to hold the contract longer than 10 years in order to qualify for any benefit the Accumulation Protector Benefit(SM) rider may provide;


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

o the 10 year waiting period under the Accumulation Protector Benefit(SM) rider will restart if you exercise the elective step up option (described below) or your surviving spouse exercises the spousal continuation elective step up (described below); and

o the 10 year waiting period under the Accumulation Protector Benefit(SM) rider will be restarted on the latest contract anniversary if you elect to change model portfolios to one that causes the Accumulation Protector Benefit(SM) rider charge to increase more than 0.20% whenever the remaining waiting period just prior to the change is less than three years.

Be sure to discuss with your investment professional whether a Accumulation Protector Benefit(SM) rider is appropriate for your situation.

HERE ARE SOME GENERAL TERMS THAT ARE USED TO DESCRIBE THE OPERATION OF THE ACCUMULATION PROTECTOR BENEFIT(SM):

BENEFIT DATE: This is the first valuation date immediately following the expiration of the waiting period.

MINIMUM CONTRACT ACCUMULATION VALUE (MCAV): An amount calculated under the Accumulation Protector Benefit(SM) rider. The contract value will be increased to equal the MCAV on the benefit date if the contract value on the benefit date is less than the MCAV on the benefit date.

ADJUSTMENTS FOR PARTIAL WITHDRAWALS: The adjustment made for each partial withdrawal from the contract is equal to the amount derived from multiplying
(a) and (b) where:

(a) is 1 minus the ratio of the contract value on the date of (but immediately after) the partial withdrawal to the contract value on the date of (but immediately prior to) the partial withdrawal; and

(b) is the MCAV on the date of (but immediately prior to) the partial withdrawal.

WAITING PERIOD: The waiting period for the rider is 10 years.

The 10 year waiting period under the Accumulation Protector Benefit(SM) rider will be restarted on the latest contract anniversary if you elect to change asset allocation models to one that causes the Accumulation Protector Benefit(SM) rider charge to increase more than 0.20% whenever the remaining waiting period just prior to the change is less than three years.

Your initial MCAV is equal to your initial purchase payment and any purchase payment credit. It is increased by the amount of any subsequent purchase payments and any purchase payment credits received within the first 180 days that the rider is effective. It is reduced by adjustments for any partial withdrawals made during the waiting period.

AUTOMATIC STEP UP

On each contract anniversary after the effective date of the rider, the MCAV will be set to the greater of:

1.    80% of the contract value on the contract anniversary; or

2.    the MCAV immediately prior to the automatic step up.

The automatic step up does not create contract value, guarantee the performance of any investment option, or provide a benefit that can be withdrawn. Rather, the automatic step up is an interim calculation used to arrive at the final MCAV, which is used to determine whether a benefit will be paid under the rider on the benefit date.

The automatic step up of the MCAV does not restart the waiting period or increase the charge (although the total fee for the rider may increase).

ELECTIVE STEP UP OPTION

Within thirty days following each contract anniversary after the rider effective date, but prior to the benefit date, you may notify us in writing that you wish to exercise the annual elective step up option. You may exercise this elective step up option only once per contract year during this 30 day period. If your contract value on the valuation date we receive your written request to step up is greater than the MCAV on that date, your MCAV will increase to 100% of that contract value.

When you exercise the annual elective step up, we may be charging more for the Accumulation Protector Benefit(SM) rider at that time for new contract holders. If your MCAV is increased as a result of the elective step up and we have increased the charge for the Accumulation Protector Benefit(SM) rider, you will pay the charge that is in effect on the valuation date we receive your written request to step up. In addition, the waiting period will restart as of the most recent contract anniversary. Failure to exercise this elective step up in subsequent years will not reinstate any prior waiting period. Rather, the waiting period under the rider will always commence from the most recent anniversary for which the elective step up option was exercised.

The elective step up option is not available to non-spouse beneficiaries that continue the contract during the waiting period.


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SPOUSAL CONTINUATION

If a spouse chooses to continue the contract under the spousal continuation provision, the rider will continue as part of the contract. Once, within the thirty days following the date of spousal continuation, the spouse may choose to exercise an elective step up. The spousal continuation elective step up is in addition to the annual elective step up. If the contract value on the valuation date we receive the written request to exercise this option is greater than the MCAV on that date, we will increase the MCAV to that contract value. If the MCAV is increased as a result of the elective step up and we have increased the charge for the Accumulation Protector Benefit(SM) rider, the spouse will pay the charge that is in effect on the valuation date we receive their written request to step up. In addition, the waiting period will restart as of the most recent contract anniversary.

TERMINATING THE RIDER

The rider will terminate under the following conditions:

      The rider will terminate before the benefit date without paying a benefit on the date:

      o     you take a full withdrawal; or

      o     annuitization begins; or

      o the contract terminates as a result of the death benefit being paid.

      The rider will terminate on the benefit date.


For an example, see Appendix C.


GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(SM) RIDER


The Guarantor Withdrawal Benefit for Life(SM) rider is an optional benefit that you may select for an additional annual charge if:


o     you purchase your contract on or after June 19, 2006(1); and

o you and the annuitant are 80 or younger on the date the contract is issued.


(1) The Guarantor Withdrawal Benefit for Life(SM) rider is not available under an inherited qualified annuity.

You must elect the Guarantor Withdrawal Benefit for Life(SM) rider when you purchase your contract. The rider effective date will be the contract issue date.

The Guarantor Withdrawal Benefit for Life(SM) rider guarantees that you will be able to withdraw up to a certain amount each year from the contract, regardless of the investment performance of your contract before the annuity payments begin, until you have recovered at minimum all of your purchase payments. And, under certain limited circumstances defined in the rider, you have the right to take a specified amount of partial withdrawals in each contract year until death (see "At Death" heading below) -- even if the contract value is zero.


Your contract provides for annuity payouts to begin on the retirement date (see "Buying Your Contract -- The Retirement Date"). Before the retirement date, you have the right to withdraw some or all of your contract value, less applicable administrative, withdrawal and rider charges imposed under the contract at the time of the withdrawal (see "Making the Most of Your Contract -- Withdrawals"). Because your contract value will fluctuate depending on the performance of the underlying funds in which the subaccounts invest, the contract itself does not guarantee that you will be able to take a certain withdrawal amount each year before the annuity payouts begin, nor does it guarantee the length of time over which such withdrawals can be made before the annuity payouts begin.


The Guarantor Withdrawal Benefit for Life(SM) rider may be appropriate for you if you intend to make periodic withdrawals from your annuity contract and do not intend to elect an annuity payout and wish to ensure that market performance will not adversely affect your ability to withdraw your principal over time.

Under the terms of the Guarantor Withdrawal Benefit for Life(SM) rider, the calculation of the amount which can be withdrawn in each contract year varies depending on several factors, including but not limited to the waiting period (see "Waiting period" heading below) and whether or not the lifetime withdrawal benefit has become effective:


(1) The basic withdrawal benefit gives you the right to take limited partial withdrawals in each contract year and guarantees that over time the withdrawals will total an amount equal to, at minimum, your purchase payments. Key terms associated with the basic withdrawal benefit are "Guaranteed Benefit Payment (GBP)," "Remaining Benefit Payment (RBP)," "Guaranteed Benefit Amount (GBA)," and "Remaining Benefit Amount (RBA)." See these headings below for more information.

(2) The lifetime withdrawal benefit gives you the right, under certain limited circumstances defined in the rider, to take limited partial withdrawals until the later of death (see "At Death" heading below) or until the RBA (under the basic withdrawal benefit) is reduced to zero. Key terms associated with the lifetime withdrawal benefit are "Annual Lifetime Payment (ALP)," "Remaining Annual Lifetime Payment (RALP)," "Covered Person," and "Annual Lifetime Payment Attained Age (ALPAA)." See these headings below for more information.


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

Only the basic withdrawal benefit will be in effect prior to the date that the lifetime withdrawal benefit becomes effective. The lifetime withdrawal benefit becomes effective automatically on the rider anniversary date after the covered person reaches age 68, or the rider effective date if the covered person is age 68 or older on the rider effective date (see "Annual Lifetime Payment Attained Age (ALPAA)" heading below).


Provided annuity payouts have not begun, the Guarantor Withdrawal Benefit for Life(SM) rider guarantees that you may take the following partial withdrawal amounts each contract year:


o After the waiting period and before the establishment of the ALP, the rider guarantees that each year you can cumulatively withdraw an amount equal to the GBP;

o During the waiting period and before the establishment of the ALP, the rider guarantees that each year you can cumulatively withdraw an amount equal to the value of the RBP at the beginning of the contract year;

o After the waiting period and after the establishment of the ALP, the rider guarantees that each year you have the option to cumulatively withdraw an amount equal the ALP or the GBP, but the rider does not guarantee withdrawals of the sum of both the ALP and the GBP in a contract year;

o During the waiting period and after the establishment of the ALP, the rider guarantees that each year you have the option to cumulatively withdraw an amount equal to the value of the RALP or the RBP at the beginning of the contract year, but the rider does not guarantee withdrawals of the sum of both the RALP and the RBP in a contract year;

If you withdraw less than allowed partial withdrawal amount in a contract year, the unused portion cannot be carried over to the next contract year. As long as your partial withdrawals in each contract year do not exceed the annual partial withdrawal amount allowed under the rider, and there has not been a contract ownership change or spousal continuation of the contract, the guaranteed amounts available for partial withdrawals are protected (i.e., will not decrease).

If you withdraw more than the allowed partial withdrawal amount in a contract year, we call this an "excess withdrawal" under the rider. Excess withdrawals trigger an adjustment of a benefit's guaranteed amount, which may cause it to be reduced (see "GBA Excess Withdrawal Processing," "RBA Excess Withdrawal Processing," and "ALP Excess Withdrawal Processing" headings below). Please note that each of the two benefits has its own definition of the allowed annual withdrawal amount. Therefore a partial withdrawal may be considered an excess withdrawal for purposes of the lifetime withdrawal benefit only, the basic withdrawal benefit only, or both.

If your withdrawals exceed the greater of the RBP or the RALP, withdrawal charges under the terms of the contract may apply (see "Charges -- Withdrawal Charges"). The amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge. We pay you the amount you request. Any partial withdrawals you take under the contract will reduce the value of the death benefits (see "Benefits in Case of Death"). Upon full withdrawal of the contract, you will receive the remaining contract value less any applicable charges (see "Making the Most of Your Contract -- Withdrawals").

The rider's guaranteed amounts can be increased at the specified intervals if your contract value has increased. An annual step up feature is available at each contract anniversary, subject to certain conditions, and may be applied automatically to your contract or may require you to elect the step up (see "Annual Step Up" heading below). If you exercise the annual step up election, the spousal continuation step up election (see "Spousal Continuation Step Up" heading below) or change your Portfolio Navigator model portfolio, the rider charge may change (see "Charges").

If you take withdrawals during the waiting period, any prior steps ups applied will be reversed and step ups will not be available until the third rider anniversary. You may take withdrawals after the waiting period without reversal of prior step ups.


You should consider whether the Guarantor Withdrawal Benefit for Life(SM) rider is appropriate for you because:


o LIFETIME WITHDRAWAL BENEFIT LIMITATIONS: The lifetime withdrawal benefit is subject to certain limitations, including but not limited to:


      (a) Once the contract value equals zero, payments are made for as long as the oldest owner or annuitant is living (see "If Contract Value Reduces to Zero" heading below). However, if the contract value is greater than zero, the lifetime withdrawal benefit terminates at the first death of any owner or annuitant except as otherwise provided below (see "At Death" heading below). Therefore, if there are multiple contract owners or the annuitant is not an owner, the rider may terminate or the lifetime withdrawal benefit may be reduced. This possibility may present itself when:

            (i) There are multiple contract owners -- when one of the contract owners dies the benefit terminates even though other contract owners are still living (except if the contract is continued under the spousal continuation provision of the contract); or


            (ii) The owner and the annuitant are not the same persons -- if the annuitant dies before the owner, the benefit terminates even though the owner is still living. This is could happen, for example, when the owner is younger than the annuitant. This risk increases as the age difference between owner and annuitant increases.


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      (b)   Excess withdrawals can reduce the ALP to zero even though the
            GBA, RBA, GBP and/or RBP values are greater than zero. If the both the ALP and the contract value are zero, the lifetime withdrawal benefit will terminate.

      (c) When the lifetime withdrawal benefit is first established, the initial ALP is based on the basic withdrawal benefit's RBA at that time (see "Annual Lifetime Payment (ALP)" heading below), unless there has been a spousal continuation or ownership change. Any withdrawal you take before the ALP is established reduces the RBA and therefore may result in a lower amount of lifetime withdrawals you are allowed to take.


      (d) Withdrawals can reduce both the contract value and the RBA to zero prior to the establishment of the ALP. If this happens, the contract and the Guarantor Withdrawal Benefit for Life(SM) rider will terminate.


o USE OF PORTFOLIO NAVIGATOR ASSET ALLOCATION PROGRAM REQUIRED: You must elect one of the model portfolios of the Portfolio Navigator. This requirement limits your choice of subaccounts and the one-year fixed account (if included) to those that are in the model portfolio you select. This means you will not be able to allocate contract value to all of the subaccounts or the one-year fixed account (if included) that are available under the contract to contract owners who do not elect this rider. (See "Making the Most of Your Contract -- Portfolio Navigator Asset Allocation Program.") Subject to state restrictions, we reserve the right to limit the number of model portfolios from which you can select based on the dollar amount of purchase payments you make.


o LIMITATIONS ON PURCHASE PAYMENTS: We may also restrict cumulative additional purchase payments to $100,000.

o LIMITATIONS ON PURCHASE OF OTHER RIDERS UNDER THIS CONTRACT: If you select the Guarantor Withdrawal Benefit for Life(SM) rider, you may not elect the Accumulation Protector Benefit(SM) rider.

o NON-CANCELABLE: Once elected, the Guarantor Withdrawal Benefit for Life(SM) rider may not be cancelled and the fee will continue to be deducted until the contract is terminated, the contract value reduces to zero (described below) or annuity payouts begin.

o INTERACTION WITH TOTAL FREE AMOUNT (TFA) CONTRACT PROVISION: The TFA is the amount you are allowed to withdraw from the contract in each contract year without incurring a withdrawal charge (see "Charges -- Withdrawal Charge"). The TFA may be greater than the RBP or RALP under this rider. Any amount you withdraw in a contract year under the contract's TFA provision that exceeds the RBP or RALP is subject to the excess withdrawal procedures described below for the GBA, RBA and ALP.

You should consult your tax advisor before you select this optional rider if you have any questions about the use of this rider in your tax situation.

o TAX CONSIDERATIONS FOR NONQUALIFIED ANNUITIES: Under current federal income tax law, withdrawals under nonqualified annuities, including partial withdrawals taken from the contract under the terms of this rider, are treated less favorably than amounts received as annuity payments under the contract (see "Taxes -- Nonqualified Annuities"). Withdrawals before age 59 1/2 may incur a 10% IRS early withdrawal penalty and may be considered taxable income.

o TAX CONSIDERATIONS FOR QUALIFIED ANNUITIES: Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). If you have a qualified annuity, you may need to take an RMD that exceeds the specified amount of withdrawal available under the rider. Partial withdrawals in any contract year that exceed the guaranteed amount available for withdrawal may reduce future benefits guaranteed under the rider. While the rider permits certain excess withdrawals to be made for the purpose of satisfying RMD requirements for this contract alone without reducing future benefits guaranteed under the rider, there can be no guarantee that changes in the federal income tax law after the effective date of the rider will not require a larger RMD to be taken, in which case, future guaranteed withdrawals under the rider could be reduced. See Appendix E for additional information. You should consult your tax advisor before you select this optional rider if you have any questions about the use of this rider in your tax situation.

o LIMITATIONS ON TSAS: Your right to take withdrawals is restricted if your contract is a TSA (see "TSA -- Special Withdrawal Provisions"). Therefore, the Guarantor Withdrawal Benefit for Life(SM) rider may be of limited value to you.

For an example, see Appendix D.

KEY TERMS AND PROVISIONS OF THE GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(SM) RIDER ARE DESCRIBED BELOW:


PARTIAL WITHDRAWALS: A withdrawal of an amount that does not result in a full withdrawal of the contract. The partial withdrawal amount is a gross amount and will include any withdrawal charge.

WAITING PERIOD: The period of time starting on the rider effective date during which the annual step up is not available if you take withdrawals. The current waiting period is three years.


GUARANTEED BENEFIT AMOUNT (GBA): The total cumulative amount available for partial withdrawals over the life of the rider under the basic withdrawal benefit. The maximum GBA is $5,000,000. The GBA cannot be withdrawn and is not payable as a death benefit. Rather, the GBA is an interim value used to calculate the amount available for withdrawals each year under the basic withdrawal benefit (see "Guaranteed Benefit Payment" below). At any time, the total GBA is the sum of the individual GBAs associated with each purchase payment.



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The GBA is determined at the following times, calculated as described:

o     At contract issue -- the GBA is equal to the initial purchase payment.

o When you make additional purchase payments -- each additional purchase payment has its own GBA equal to the amount of the purchase payment.

o At step up -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

o When an individual RBA is reduced to zero -- the GBA that is associated with that RBA will also be set to zero.

o When you make a partial withdrawal during the waiting period and after a step up -- Any prior annual step ups will be reversed. Step up reversal means that the GBA associated with each purchase payment will be reset to the amount of that purchase payment. The step up reversal will only happen once during the waiting period, when the first partial withdrawal is made.

o When you make a partial withdrawal at any time and the amount withdrawn is:

      (a) less than or equal to the total RBP -- the GBA remains unchanged. If there have been multiple purchase payments, both the total GBA and each payment's GBA remain unchanged.

      (b) is greater than the total RBP -- GBA EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE GBA. If the partial withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.

GBA EXCESS WITHDRAWAL PROCESSING

The total GBA will automatically be reset to the lesser of (a) the total GBA immediately prior to the withdrawal; or (b) the contract value immediately following the withdrawal. If there have been multiple purchase payments, each payment's GBA after the withdrawal will be reset to equal that payment's RBA after the withdrawal plus (a) times (b), where:

(a) is the ratio of the total GBA after the withdrawal less the total RBA after the withdrawal to the total GBA before the withdrawal less the total RBA after the withdrawal; and

(b) is each payment's GBA before the withdrawal less that payment's RBA after the withdrawal.


REMAINING BENEFIT AMOUNT (RBA): Each withdrawal you make reduces the amount that is guaranteed by this rider as future withdrawals. At any point in time, the RBA equals the amount of GBA that remains available for withdrawals for the remainder of the contract's life, and total RBA is the sum of the individual RBAs associated with each purchase payment. The maximum RBA is $5,000,000.


The RBA is determined at the following times, calculated as described:

o     At contract issue -- the RBA is equal to the initial purchase payment.

o When you make additional purchase payments -- each additional purchase payment has its own RBA initially set equal to that payment's GBA (the amount of the purchase payment).

o At step up -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

o When you make a partial withdrawal during the waiting period and after a step up -- Any prior annual step ups will be reversed. Step up reversal means that the RBA associated with each purchase payment will be reset to the amount of that purchase payment. The step up reversal will only happen once during the waiting period, when the first partial withdrawal is made.

o When you make a partial withdrawal at any time and the amount withdrawn is:

      (a) less than or equal to the total RBP -- the total RBA is reduced by the amount of the withdrawal. If there have been multiple purchase payments, each payment's RBA is reduced in proportion to its RBP.

      (b) is greater than the total RBP -- RBA EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE RBA. Please note that if the partial withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.

RBA EXCESS WITHDRAWAL PROCESSING

The total RBA will automatically be reset to the lesser of (a) the contract value immediately following the withdrawal, or (b) the total RBA immediately prior to the withdrawal, less the amount of the withdrawal.

If there have been multiple purchase payments, both the total RBA and each payment's RBA will be reset. The total RBA will be reset according to the excess withdrawal processing described above. Each payment's RBA will be reset in the following manner:

1. The withdrawal amount up to the total RBP is taken out of each RBA bucket in proportion to its individual RBP at the time of the withdrawal; and

2. The withdrawal amount above the total RBP and any amount determined by the excess withdrawal processing are taken out of each RBA bucket in proportion to its RBA at the time of the withdrawal.


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GUARANTEED BENEFIT PAYMENT (GBP): At any time, the amount available for partial withdrawals in each contract year after the waiting period, until the RBA is reduced to zero, under the basic withdrawal benefit. At any point in time, each purchase payment has its own GBP, which is equal to the lesser of that payment's RBA or 7% of that payment's GBA, and the total GBP is the sum of the individual GBPs.

During the waiting period, the guaranteed annual withdrawal amount may be less than the GBP due to the limitations the waiting period imposes on your ability to utilize both annual step-ups and withdrawals (see "Waiting Period" heading above). The guaranteed annual withdrawal amount during the waiting period is equal to the value of the RBP at the beginning of the contract year.

The GBP is determined at the following times, calculated as described:

o     At contract issue -- the GBP is established as 7% of the GBA value.

o At each contract anniversary -- each payment's GBP is reset to the lesser of that payment's RBA or 7% of that payment's GBA value.

o When you make additional purchase payments -- each additional purchase payment has its own GBP equal to 7% of the purchase payment amount.

o At step up -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

o When an individual RBA is reduced to zero -- the GBP associated with that RBA will also be reset to zero.

o When you make a partial withdrawal during the waiting period and after a step up -- Any prior annual step ups will be reversed. Step up reversal means that the GBA and the RBA associated with each purchase payment will be reset to the amount of that purchase payment. Each payment's GBP will be reset to 7% of that purchase payment. The step up reversal will only happen once during the waiting period, when the first partial withdrawal is made.

o When you make a partial withdrawal at any time and the amount withdrawn is:

      (a)   less than or equal to the total RBP -- the GBP remains unchanged.

      (b) is greater than the total RBP -- each payment's GBP is reset to the lesser of that payment's RBA or 7% of that payment's GBA value, based on the RBA and GBA after the withdrawal. If the partial withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.

REMAINING BENEFIT PAYMENT (RBP): The amount available for partial withdrawals for the remainder of the contract year under the basic withdrawal benefit. At any point in time, the total RBP is the sum of the RBPs for each purchase payment. During the waiting period, when the guaranteed amount maybe less than the GBP, the value of the RBP at the beginning of the contract year will be that amount that is actually guaranteed each contract year.

The RBP is determined at the following times, calculated as described:

o At the beginning of each contract year during the waiting period and prior to any withdrawal -- the RBP for each purchase payment is set equal to that purchase payment multiplied by 7%.

o At the beginning of any other contract year -- the RBP for each purchase payment is set equal to that purchase payment's GBP.

o When you make additional purchase payments -- each additional purchase payment has its own RBP equal to that payment's GBP.

o At step up -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

o At spousal continuation -- (see "Spousal Option to Continue the Contract" heading below).

o When an individual RBA is reduced to zero -- the RBP associated with that RBA will also be reset to zero.

o When you make any partial withdrawal -- the total RBP is reset to equal the total RBP immediately prior to the partial withdrawal less the amount of the partial withdrawal, but not less than zero. If there have been multiple purchase payments, each payment's RBP is reduced proportionately. IF YOU WITHDRAW AN AMOUNT GREATER THAN THE RBP, GBA EXCESS WITHDRAWAL PROCESSING AND RBA EXCESS WITHDRAWAL PROCESSING ARE APPLIED and the amount available for future partial withdrawals for the remainder of the contract's life may be reduced by more than the amount of withdrawal. When determining if a withdrawal will result in the excess withdrawal processing, the applicable RBP will not yet reflect the amount of the current withdrawal.

COVERED PERSON: The person whose life is used to determine when the ALP is established, and the duration of the ALP payments. The Covered Person is the oldest contract owner or annuitant. The covered person may change during the contract's life if there is a spousal continuation or a change of contract ownership. If the covered person changes, we recompute the benefits guaranteed by the rider, based on the life of the new covered person, which may reduce the amount of the lifetime withdrawal benefit.

ANNUAL LIFETIME PAYMENT ATTAINED AGE (ALPAA): The covered person's age after which time the lifetime benefit can be established. Currently, the lifetime benefit can be established on the later of the contract effective date or the contract anniversary date following the date the covered person reaches age 68.


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ANNUAL LIFETIME PAYMENT (ALP): Once established, the ALP at any time is the amount available for withdrawals in each contract year after the waiting period until the later of death (see "At Death" heading below), or the RBA is reduced to zero, under the lifetime withdrawal benefit. The maximum ALP is $300,000. Prior to establishment of the ALP, the lifetime withdrawal benefit is not in effect and the ALP is zero.

During the waiting period, the guaranteed annual lifetime withdrawal amount may be less than the ALP due to the limitations the waiting period imposes on your ability to utilize both annual step-ups and withdrawals (see "Waiting Period" heading above). The guaranteed annual lifetime withdrawal amount during the waiting period is equal to the value of the RALP at the beginning of the contract year.

THE ALP IS DETERMINED AT THE FOLLOWING TIMES:

o The later of the contract effective date or the contract anniversary date following the date the covered person reaches age 68 -- the ALP is established as 6% of the total RBA.

o When you make additional purchase payments -- each additional purchase payment increases the ALP by 6% of the amount of the purchase payment.

o At step ups -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

o At contract ownership change -- (see "Spousal Option to Continue the Contract" and "Contract Ownership Change" headings below).

o When you make a partial withdrawal during the waiting period and after a step up -- Any prior annual step ups will be reversed. Step up reversal means that the ALP will be reset to equal total purchase payments multiplied by 6%. The step up reversal will only happen once during the waiting period, when the first partial withdrawal is made.

o When you make a partial withdrawal at any time and the amount withdrawn is:

      (a)   less than or equal to the RALP -- the ALP remains unchanged.

      (b) is greater than the RALP -- ALP EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE ALP. Please note that if the partial withdrawal is made during the waiting period, the excess withdrawal processing are applied AFTER any previously applied annual step ups have been reversed.

ALP EXCESS WITHDRAWAL PROCESSING

The ALP is reset to the lesser of the ALP immediately prior to the withdrawal, or 6% of the contract value immediately following the withdrawal.

REMAINING ANNUAL LIFETIME PAYMENT (RALP): The amount available for partial withdrawals for the remainder of the contract year under the lifetime withdrawal benefit. During the waiting period, when the guaranteed annual withdrawal amount may be less than the ALP, the value of the RALP at the beginning of the contract year will be the amount that is actually guaranteed each contract year. Prior to establishment of the ALP, the lifetime withdrawal benefit is not effect and the RALP is zero.

THE RALP IS DETERMINED AT THE FOLLOWING TIMES:

o The later of the contract effective date or the contract anniversary date following the date the covered person reaches age 68, and:

      (a) During the waiting period and prior to any withdrawals -- the RALP is established equal to 6% of purchase payments.

      (b)   At any other time -- the RALP is established equal to the ALP.

o At the beginning of each contract year during the waiting period and prior to any withdrawals -- the RALP is set equal to the total purchase payments, multiplied by 6%.

o At the beginning of any other contract year -- the RALP is set equal to ALP.


o At step ups -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).


o When you make additional purchase payments -- each additional purchase payment increases the RALP by 6% of the amount of the purchase payment.

o When you make any partial withdrawal -- the RALP equals the RALP immediately prior to the partial withdrawal less the amount of the partial withdrawal, but not less than zero. IF YOU WITHDRAW AN AMOUNT GREATER THAN THE RALP, ALP EXCESS WITHDRAWAL PROCESSING IS APPLIED and the amount available for future partial withdrawals for the remainder of the contract's life may be reduced by more than the amount of withdrawal. When determining if a withdrawal will result in excess withdrawal processing, the applicable RALP will not yet reflect the amount of the current withdrawal.


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REQUIRED MINIMUM DISTRIBUTIONS (RMD): If you are taking RMDs from this contract and the RMD calculated separately for this contract is greater than the RBP or the RALP on the most recent contract anniversary, the portion of the RMD that exceeds the RBP or RALP will not be subject to excess withdrawal processing provided that the following conditions are met:

o     The RMD is the life expectancy RMD for this contract alone, and

o The RMD amount is based on the requirements of section 401(a)(9), related Code provisions and regulations thereunder that were in effect on the effective date of this rider.


RMD rules follow the calendar year which most likely does not coincide with your contract year and therefore may limit when you can take your RMD and not be subject to excess withdrawal processing.


Withdrawal amounts greater than the RBP or RALP on the contract anniversary date that do not meet these conditions will result in excess withdrawal processing as described above.


See Appendix E for additional information.


STEP UP DATE: The date any step up becomes effective, and depends on the type of step up being applied (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

ANNUAL STEP UP: Beginning with the first contract anniversary, an increase of the GBA, RBA, GBP, RBP, ALP, and/or RALP values may be available. A step up does not create contract value, guarantee the performance of any investment option, or provide a benefit that can be withdrawn or paid upon death. Rather, a step up determines the current values of the GBA, RBA, GBP, RBP, ALP, and RALP, and may extend the payment period or increase the allowable payment.

The annual step up is subject to the following rules:

o The annual step up is available when the RBA or, if established, the ALP, would increase on the step up date.

o     Only one step up is allowed each contract year.


o If you take any withdrawals during the waiting period, any previously applied step ups will be reversed and the annual step up will not be available until the end of the waiting period.


o If the application of the step up does not increase the rider charge, the annual step up will be automatically applied to your contract, and the step up date is the contract anniversary date.

o If the application of the step up would increase the rider charge, the annual step up is not automatically applied. Instead, you have the option to step up for 30 days after the contract anniversary. If you exercise the elective annual step up option, you will pay the rider charge in effect on the step up date. If you wish to exercise the elective annual step up option, we must receive a request from you or your investment professional. The step up date is the date we receive your request to step up. If your request is received after the close of business, the step up date will be the next valuation day.

o The ALP and RALP are not eligible for step ups until they are established. Prior to being established, the ALP and RALP values are both zero.

o Please note it is possible for the ALP and RALP to step up even if the RBA or GBA do not step up, and it is also possible for the RBA and GBA to step up even if the ALP and RALP do not step up.

The annual step up resets the GBA, RBA, GBP, RBP, ALP and RALP values as follows:

o The total RBA will be reset to the greater of the total RBA immediately prior to the step up date or the contract value on the step up date.

o The total GBA will be reset to the greater of the total GBA immediately prior to the step up date or the contract value on the step up date.

o The total GBP will be reset using the calculation as described above based on the increased GBA and RBA.

o     The total RBP will be reset as follows:

      (a) During the waiting period and prior to any withdrawals, the RBP will not be affected by the step up.


      (b) At any other time, the RBP will be reset as the increased GBP less all prior withdrawals made in the current contract year, but not less than zero.


o The ALP will be reset to the greater of the ALP immediately prior to the step up date or 6% of the contract value on the step up date.

o     The RALP will be reset as follows:

      (a) During the waiting period and prior to any withdrawals, the RALP will not be affected by the step up.


      (b) At any other time, the RALP will be reset as the increased ALP less all prior withdrawals made in the current contract year, but not less than zero.



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SPOUSAL OPTION TO CONTINUE THE CONTRACT: If a surviving spouse elects to continue the contract, the Guarantor Withdrawal Benefit for Life(SM) rider also continues. When the spouse elects to continue the contract, any remaining waiting period is cancelled; the covered person will be re-determined and is the covered person referred to below; and the GBA, RBA, GBP, RBP, ALP and RALP values are affected as follows:


o     The GBA, RBA, and GBP values remain unchanged.

o The RBP is automatically reset to the GBP less all prior withdrawals made in the current contract year, but not less than zero.

o If the ALP has not yet been established and the new covered person has not yet reached age 68 as of the date of continuation -- the ALP will be established on the contract anniversary following the date the covered person reaches age 68 as the lesser of the RBA or the contract anniversary value, multiplied by 6%. The RALP will be established on the same date equal to the ALP.

o If the ALP has not yet been established but the new covered person is age 68 or older as of the date of continuation -- the ALP will be established on the date of continuation as the lesser of the RBA or the contract value, multiplied by 6%. The RALP will be established on the same date in an amount equal to the ALP less all prior partial withdrawals made in the current contract year, but will not be less than zero.


o If the ALP has been established but the new covered person has not yet reached age 68 as of the date of continuation -- the ALP and RALP will be automatically reset to zero for the period of time beginning with the date of continuation and ending with the contract anniversary following the date the covered person reaches age 68. At the end of this time period, the ALP will be reset to the lesser of the RBA or the anniversary contract value, multiplied by 6%, and the RALP will be reset to equal the ALP.

o If the ALP has been established and the new covered person is age 68 or older as of the date of continuation -- the ALP will be automatically reset to the lesser of the current ALP or 6% of the contract value on the date of continuation. The RALP will be reset to the ALP less all prior withdrawals made in the current contract year, but not less than zero.

Please note that the lifetime withdrawal benefit amount may be reduced as a result of the spousal continuation.


SPOUSAL CONTINUATION STEP UP: If a surviving spouse elects to continue the contract, another elective step up option becomes available. To exercise the step up, the spouse or the spouse's investment professional must submit a request within 30 days of the date of continuation. The step up date is the date we receive the spouse's request to step up. If the request is received after the close of business, the step up date will be the next valuation day. The GBA, RBA, GBP, RBP, ALP and RALP will be reset in the same fashion as the annual step up.

The spousal continuation step up is subject to the following rules:

o If the spousal continuation step up option is exercised and we have increased the charge for the rider, the spouse will pay the charge that is in effect on the step up date.


It is our current administrative practice to process the spousal continuation step up as described in the next paragraph; however, we reserve the right to discontinue our administrative practice and will give you 30 days' written notice of any such change.

At the time of spousal continuation, a step-up may be available. All annual step-up rules (see "Annual Step-Up" heading above), other than those that apply to the waiting period, also apply to the spousal continuation step-up. If the spousal continuation step-up is processed automatically, the step-up date is the valuation date spousal continuation is effective. If not, the spouse must elect the step up and must do so within 30 days of the spousal continuation date. If the spouse elects the spousal continuation step up, the step-up date is the valuation date we receive the spouse's written request to step-up if we receive the request by the close of business on that day, otherwise the next valuation date.


IF CONTRACT VALUE REDUCES TO ZERO: If the contract value reduces to zero and the total RBA remains greater than zero, you will be paid in the following scenarios:

1) The ALP has not yet been established and the contract value is reduced to zero for any reason other than full withdrawal of the contract. In this scenario, you can choose to:

      (a)   receive the remaining schedule of GBPs until the RBA equals zero;
            or

      (b) wait until the rider anniversary following the date the covered person reaches age 68, and then receive the ALP annually until the latter of (i) the death of the covered person, or (ii) the RBA is reduced to zero.

      We will notify you of this option. If no election is made, the ALP will be paid.

2) The ALP has been established and the contract value reduces to zero as a result of fees or charges, or a withdrawal that is less than or equal to both the RBP and the RALP. In this scenario, you can choose to receive:

      (a)   the remaining schedule of GBPs until the RBA equals zero; or

      (b) the ALP annually until the latter of (i) the death of the covered person, or (ii) the RBA is reduced to zero.

      We will notify you of this option. If no election is made, the ALP will be paid.

3) The ALP has been established and the contract value falls to zero as a result of a withdrawal that is greater than the RALP but less than or equal to the RBP. In this scenario, the remaining schedule of GBPs will be paid until the RBA equals zero.


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4)    The ALP has been established and the contract value falls to zero as a result of a partial withdrawal that is greater than the RBP but less than or equal to the RALP. In this scenario, the ALP will be paid annually until the death of the covered person.

Under any of these scenarios:

o The annualized amounts will be paid to you in the frequency you elect. You may elect a frequency offered by us at the time payments begin. Available payment frequencies will be no less frequent than annually;

o     We will no longer accept additional purchase payments;

o     You will no longer be charged for the rider;

o     Any attached death benefit riders will terminate; and

o The death benefit becomes the remaining payments, if any, until the RBA is reduced to zero.


The Guarantor Withdrawal Benefit for Life(SM) rider and the contract will terminate under either of the following two scenarios:


o If the contract value falls to zero as a result of a withdrawal that is greater than both the RALP and the RBP. This is full withdrawal of the contract.

o If the contract value falls to zero as a result of a withdrawal that is greater than the RALP but less than or equal to the RBP, and the total RBA is reduced to zero.


AT DEATH: If the contract value is greater than zero when the death benefit becomes payable, the beneficiary may elect to take the death benefit as a lump sum under the terms of the contract (see "Benefits in Case of Death") or the annuity payout option (see "Guaranteed Withdrawal Benefit Annuity Payout Option" heading below).


If the contract value equals zero and the death benefit becomes payable, the following will occur:

o If the RBA is greater than zero and the owner has been receiving the GBP each year, the GBP will continue to be paid to the beneficiary until the RBA equals zero.

o If the covered person dies and the RBA is greater than zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the RBA equals zero.

o If the covered person is still alive and the RBA is greater than zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the later of the death of the covered person or the RBA equals zero.

o If the covered person is still alive and the RBA equals zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the death of the covered person.

o If the covered person dies and the RBA equals zero, the benefit terminates. No further payments will be made.

CONTRACT OWNERSHIP CHANGE: If the contract changes ownership (see "Changing Ownership"), the covered person will be redetermined and is the covered person referred to below. The GBA, RBA, GBP, RBP values will remain unchanged. The ALP and RALP will be reset with an effective date as follows:


o If the ALP has not yet been established and the new covered person has not yet reached age 68 as of the ownership change date -- the ALP and the RALP will be established on the contract anniversary following the date the covered person reaches age 68. The ALP will be set equal to the lesser of the RBA or the anniversary contract value, multiplied by 6%. If the anniversary date occurs during the waiting period and prior to a withdrawal, the RALP will be set to the lesser of the ALP or total purchase payments multiplied by 6%. If the anniversary date occurs at any other time, the RALP will be set to the ALP.


o If the ALP has not yet been established but the new covered person is age 68 or older as of the ownership change date -- the ALP and the RALP will be established on the ownership change date. The ALP will be set equal to the lesser of the RBA or the contract value, multiplied by 6%. If the ownership change date occurs during the waiting period and prior to a withdrawal, the RALP will be set equal to the lesser of the ALP or total purchase payments multiplied by 6%. If the ownership change date occurs at any other time, the RALP will be set equal to the ALP less all prior withdrawals made in the current contract year but not less than zero.


o If the ALP has been established but the new covered person has not yet reached age 68 as of the ownership change date -- the ALP and the RALP will be reset to zero for the period of time beginning with the ownership change date and ending with the contract anniversary following the date the covered person reaches age 68. At the end of this time period, the ALP will be reset to the lesser of the RBA or the anniversary contract value, multiplied by 6%. If the time period ends during the waiting period and prior to any withdrawals, the RALP will be reset to the lesser of the ALP or total purchase payments multiplied by 6%. If the time period ends at any other time, the RALP will be reset to the ALP.


o If the ALP has been established and the new covered person is age 68 or older as of the ownership change date -- the ALP and the RALP will be reset on the ownership change date. The ALP will be reset to the lesser of the current ALP or 6% of the contract value. If the ownership change date occurs during the waiting period and prior to a withdrawal, the RALP will be reset to the lesser of the ALP or total purchase payments multiplied by 6%. If the ownership change date occurs at any other time, the RALP will be reset to equal the ALP less all prior withdrawals made in the current contract year but not less than zero.


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


Please note that the lifetime withdrawal benefit amount may be reduced as a result of the ownership change.

GUARANTEED WITHDRAWAL BENEFIT ANNUITY PAYOUT OPTION: Several annuity payout plans are available under the contract. As an alternative to these annuity payout plans, a fixed annuity payout option is available under the Guarantor Withdrawal Benefit for Life(SM) rider.


Under this option the amount payable each year will be equal to the remaining schedule of GBPs, but the total amount paid over the life of the annuity will not exceed the current total RBA at the time you begin this fixed annuity payout option. These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at that time but will be no less frequent than annually. If, at the death of the owner, total payouts have been made for less than the RBA, the remaining payouts will be paid to the beneficiary (see "The Annuity Payout Period" and "Taxes").

This option may not be available if the contract is issued to qualify under
Section 403 or 408 of the Code, as amended. For such contracts, this option will be available only if the guaranteed payment period is less than the life expectancy of the owner at the time the option becomes effective. Such life expectancy will be computed under the mortality table we then use to determine current life annuity purchase rates under the contract to which this rider is attached.

This annuity payout option may also be elected by the beneficiary of a contract as a settlement option. Whenever multiple beneficiaries are designated under the contract, each such beneficiary's share of the proceeds if they elect this option will be in proportion to their applicable designated beneficiary percentage. Beneficiaries of nonqualified contracts may elect this settlement option subject to the distribution requirements of the contract. We reserve the right to adjust the future schedule of GBPs if necessary to comply with the Code.


RIDER TERMINATION

The Guarantor Withdrawal Benefit for Life(SM) rider cannot be terminated either by you or us except as follows:

1.    Annuity payouts under an annuity payout plan will terminate the rider.

2.    Termination of the contract for any reason will terminate the rider.

OPTIONAL LIVING BENEFITS - PREVIOUSLY OFFERED

If you bought a contract before May 1, 2007 with an optional living benefit, please use the following table to review the disclosure that applies to the optional living benefit rider you purchased. If you are uncertain as to which optional living benefit rider you purchased, ask your investment professional, or contact us at the telephone number or address shown on the first page of this prospectus.

--------------------------------------------------------------------------------------------------------------
IF YOU PURCHASED           AND YOU SELECTED ONE OF THE              DISCLOSURE FOR THIS BENEFIT MAY BE
A CONTRACT(1)...           FOLLOWING OPTIONAL LIVING BENEFITS...    FOUND IN THE FOLLOWING SECTION:
--------------------------------------------------------------------------------------------------------------
Before June 19, 2006       Guarantor(SM) Withdrawal Benefit         Appendix H
--------------------------------------------------------------------------------------------------------------
On or after June 19,       Guarantor Withdrawal Benefit for         Optional Living Benefits --
2006                       Life(SM)                                 Guarantor Withdrawal Benefit for Life(SM)
--------------------------------------------------------------------------------------------------------------
Before May 1, 2007         Income Assurer Benefit                   Appendix I
--------------------------------------------------------------------------------------------------------------
(1)   These dates are approximate and will vary by state; your actual contract and any riders are the controlling documents. If you are uncertain which rider you have, please contact your investment professional or us.



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THE ANNUITY PAYOUT PERIOD


As owner of the contract, you have the right to decide how and to whom annuity payouts will be made starting at the retirement date. You may select one of the annuity payout plans outlined below, or we may mutually agree on other payout arrangements. We do not deduct any withdrawal charges under the payout plans listed below, except under annuity payout Plan E.

You also decide whether we will make annuity payouts on a fixed or variable basis, or a combination of fixed and variable. The amount available to purchase payouts under the plan you select is the contract value on your retirement date. If you select a variable annuity payout, we reserve the right to limit the number of subaccounts in which you may invest. The DCA fixed account is not available during this payout period.

AMOUNTS OF FIXED AND VARIABLE PAYOUTS DEPEND ON:

o     the annuity payout plan you select;

o     the annuitant's age and, in most cases, sex;

o     the annuity table in the contract; and

o     the amounts you allocated to the accounts at settlement.

In addition, for variable annuity payouts only, amounts depend on the investment performance of the subaccounts you select. These payouts will vary from month to month because the performance of the funds will fluctuate. (In the case of fixed annuities, payouts remain the same from month to month.)

For information with respect to transfers between accounts after annuity payouts begin (see "Making the Most of Your Contract -- Transfer policies").

ANNUITY TABLES

The annuity tables in your contract (Table A and Table B) show the amount of the monthly payouts for each $1,000 of contract value according to the age and, when applicable, the sex of the annuitant. (Where required by law, we will use a unisex table of settlement rates.)

Table A shows the amount of the first monthly variable annuity payout assuming that the contract value is invested at the beginning of the annuity payout period and earns a 3.5% rate of return, which is reinvested and helps to support future payouts. If you ask us at least 30 days before the retirement date, we will substitute an annuity table based on an assumed 5.0% investment rate (if your contract does not have a 5-year withdrawal charge schedule and a MAV Death Benefit) for the 3.5% Table A. The assumed investment rate affects both the amount of the first payout and the extent to which subsequent payouts increase or decrease. For example, annuity payouts will increase if the investment return is above the assumed investment rate and payouts will decrease if the return is below the assumed investment rate. Using a 3.5 % assumed interest rate results in a lower initial payout, but later payouts will increase more quickly when annuity unit values rise and decrease more rapidly when they decline.

Table B shows the minimum amount of each fixed annuity payout. We declare current payout rates that we use in determining the actual amount of your fixed annuity payout. The current payout rates will equal or exceed the guaranteed payout rates shown in Table B. We will furnish these rates to you upon request.

ANNUITY PAYOUT PLANS

You may choose an annuity payout plan by giving us written instructions at least 30 days before contract values are used to purchase the payout plan. Generally, you may select one of the Plans A through E below or another plan agreed to by us. Some of the annuity payout plans may not be available if you have selected the Income Assurer Benefit(SM) rider.

o PLAN A - LIFE ANNUITY -- NO REFUND: We make monthly payouts until the annuitant's death. Payouts end with the last payout before the annuitant's death. We will not make any further payouts. This means that if the annuitant dies after we made only one monthly payout, we will not make any more payouts.

o PLAN B - LIFE ANNUITY WITH FIVE, TEN, 15 OR 20 YEARS CERTAIN (under the Income Assurer Benefit(SM) rider: you may select life annuity with ten or 20 years certain): We make monthly payouts for a guaranteed payout period of five, ten, 15 or 20 years that you elect. This election will determine the length of the payout period to the beneficiary if the annuitant should die before the elected period expires. We calculate the guaranteed payout period from the retirement date. If the annuitant outlives the elected guaranteed payout period, we will continue to make payouts until the annuitant's death.

o PLAN C - LIFE ANNUITY -- INSTALLMENT REFUND (not available under the Income Assurer Benefit(SM) rider): We make monthly payouts until the annuitant's death, with our guarantee that payouts will continue for some period of time. We will make payouts for at least the number of months determined by dividing the amount applied under this option by the first monthly payout, whether or not the annuitant is living.


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o     PLAN D

      - JOINT AND LAST SURVIVOR LIFE ANNUITY -- NO REFUND: We make monthly payouts while both the annuitant and a joint annuitant are living. If either annuitant dies, we will continue to make monthly payouts at the full amount until the death of the surviving annuitant. Payouts end with the death of the second annuitant.

      - JOINT AND LAST SURVIVOR LIFE ANNUITY WITH 20 YEARS CERTAIN: We make monthly annuity payouts during the lifetime of the annuitant and joint annuitant. When either the annuitant or joint annuitant dies, we will continue to make monthly payouts during the lifetime of the survivor. If the survivor dies before we have made payouts for 20 years, we continue to make payouts to the named beneficiary for the remainder of the 20-year period which begins when the first annuity payout is made.

o PLAN E - PAYOUTS FOR A SPECIFIED PERIOD: We make monthly payouts for a specific payout period of ten to 30 years that you elect (under the Income Assurer Benefit(SM) rider, you may elect a payout period of 20 years only). We will make payouts only for the number of years specified whether the annuitant is living or not. Depending on the selected time period, it is foreseeable that an annuitant can outlive the payout period selected. During the payout period, you can elect to have us determine the present value of any remaining variable payouts and pay it to you in a lump sum. (Exception: If you have an Income Assurer Benefit(SM) rider and elect this annuity payout plan based on the Guaranteed Income Benefit Base, a lump sum payout is unavailable.) We determine the present value of the remaining annuity payouts which are assumed to remain level at the initial payout. The discount rate we use in the calculation will vary between 6.00% and 7.85% depending on the mortality and expense risk charge and the applicable assumed investment rate. (See "Charges -- Withdrawal charge under Annuity Payout Plan E.") You can also take a portion of the discounted value once a year. If you do so, your monthly payouts will be reduced by the proportion of your withdrawal to the full discounted value. A 10% IRS penalty tax could apply if you take a withdrawal. (See "Taxes.").


o GUARANTEED WITHDRAWAL BENEFIT ANNUITY PAYOUT OPTION (AVAILABLE ONLY UNDER CONTRACTS WITH THE GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(SM) OR GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER): This fixed annuity payout option is an alternative to the above annuity payout plans. This option may not be available if the contract is a qualified annuity. For such contracts, this option will be available only if the guaranteed payment period is less than the life expectancy of the owner at the time the option becomes effective. Such life expectancy will be computed using a life expectancy table published by the IRS. Under this option, the amount payable each year will be equal to the remaining schedule of GBPs, but the total amount paid over the life of the annuity will not exceed the total RBA at the time you begin this fixed payout option (see "Optional Benefits -- Guarantor Withdrawal Benefit for Life Rider" or "Appendix H: Guarantor(SM) Withdrawal Benefit Rider"). These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at the time but will be no less frequent than annually. If, at the death of the owner, total payouts have been made for less than the RBA, the remaining payouts will be paid to the beneficiary.


ANNUITY PAYOUT PLAN REQUIREMENTS FOR QUALIFIED ANNUITIES: If your contract is a qualified annuity, you must select a payout plan as of the retirement date set forth in your contract. You have the responsibility for electing a payout plan under your contract that complies with applicable law. Your contract describes your payout plan options. The options will meet certain IRS regulations governing RMDs if the payout plan meets the incidental distribution benefit requirements, if any, and the payouts are made:

o in equal or substantially equal payments over a period not longer than your life or over the joint life of you and your designated beneficiary; or

o in equal or substantially equal payments over a period not longer than your life expectancy, or over the joint life expectancy of you and your designated beneficiary; or

o over a period certain not longer than your life expectancy or over the joint life expectancy of you and your designated beneficiary.

IF WE DO NOT RECEIVE INSTRUCTIONS: You must give us written instructions for the annuity payouts at least 30 days before the annuitant's retirement date. If you do not, we will make payouts under Plan B, with 120 monthly payouts guaranteed.

IF MONTHLY PAYOUTS WOULD BE LESS THAN $20: We will calculate the amount of monthly payouts at the time the contract value is used to purchase a payout plan. If the calculations show that monthly payouts would be less than $20, we have the right to pay the contract value to the owner in a lump sum.

DEATH AFTER ANNUITY PAYOUTS BEGIN: If you or the annuitant die after annuity payouts begin, we will pay any amount payable to the beneficiary as provided in the annuity payout plan in effect.


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TAXES

Generally, under current law, your contract has a tax-deferral feature. This means any increase in the value of the one-year fixed account, the DCA fixed account and/or subaccounts in which you invest is taxable to you only when you receive a payout or withdrawal (see detailed discussion below). Any portion of the annuity payouts and any withdrawals you request that represent ordinary income normally are taxable. We will send you a tax information reporting form for any year in which we made a taxable distribution according to our records. Roth IRAs may grow and be distributed tax free if you meet certain distribution requirements. We will send you a tax information reporting form for any year in which we made a distribution according to our records.

NONQUALIFIED ANNUITIES


ANNUITY PAYOUTS: Generally, a portion of each payout will be ordinary income and subject to tax, and a portion of each payout will be considered a return of part of your investment and will not be taxed. All amounts you receive after your investment in the contract is fully recovered will be subject to tax. Under Annuity Payout Plan A: Life annuity - no refund, where the annuitant dies before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the owner for the last taxable year. Under all other annuity payout plans, where the annuity payouts end before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the taxpayer for the tax year in which the payouts end. (See "The Annuity Payout Period -- Annuity Payout Plans.")

Tax law requires that all nonqualified deferred annuity contracts issued by the same company (and possibly its affiliates) to the same owner during a calendar year be taxed as a single, unified contract when you take distributions from any one of those contracts.


WITHDRAWALS: If you withdraw part of your nonqualified annuity before your annuity payouts begin, including withdrawals under the Guarantor Withdrawal Benefit for Life(SM) rider or the Guarantor(SM) Withdrawal Benefit rider, your withdrawal will be taxed to the extent that the contract value immediately before the withdrawal exceeds the investment in the contract.

If you withdraw all of your nonqualified annuity before annuity payouts begin, your withdrawal will be taxed to the extent that the withdrawal value immediately before the withdrawal exceeds the investment in the contract.

You also may have to pay a 10% IRS penalty for withdrawals of taxable income you make before reaching age 59 1/2 unless certain exceptions apply.


Tax law requires that all nonqualified deferred annuity contracts issued by the same company (and possibly its affiliates) to the same owner during a calendar year be taxed as a single, unified contract when you take distributions from any one of those contracts.

WITHHOLDING: If you receive taxable income as a result of an annuity payout or withdrawal, including withdrawals under the Guarantor Withdrawal Benefit for Life(SM) rider or the Guarantor Withdrawal Benefit(SM) rider, we may deduct withholding against the taxable income portion of the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security number or Taxpayer Identification Number, you can elect not to have any withholding occur.


If the payment is part of an annuity payout plan, we generally compute the amount of withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. If the distribution is any other type of payment (such as a partial or full withdrawal) we compute withholding using 10% of the taxable portion.

The withholding requirements differ if we deliver payment outside the United States and/or you are a non-resident alien.

Some states also may impose withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state withholding from the payment.


DEATH BENEFITS TO BENEFICIARIES: The death benefit under a nonqualified contract is not exempt from estate (federal or state) or income taxes. Any amount your beneficiary receives that represents deferred earnings within the contract is taxable as ordinary income to the beneficiary in the year he or she receives the payments.


ANNUITIES OWNED BY CORPORATIONS, PARTNERSHIPS OR TRUSTS: For nonqualified annuities, any annual increase in the value of annuities held by such entities (nonnatural persons) generally will be treated as ordinary income received during that year. However, if the trust was set up for the benefit of a natural person only, the income will generally remain tax-deferred.


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PENALTIES: If you receive amounts from your nonqualified annuity before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received:

o because of your death or, in the event of non-natural ownership, the death of the annuitant;

o     because you become disabled (as defined in the Code);

o if the distribution is part of a series of substantially equal periodic payments, made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);

o     if it is allocable to an investment before Aug. 14, 1982; or


o if annuity payouts are made under immediate annuities as defined by the Code.


TRANSFER OF OWNERSHIP: If you transfer a nonqualified annuity without receiving adequate consideration, the transfer is a gift and also may be treated as a withdrawal for federal income tax purposes. If the gift is a currently taxable event for income tax purposes, the original owner will be taxed on the amount of deferred earnings at the time of the transfer and also may be subject to the 10% IRS penalty discussed earlier. In this case, the new owner's investment in the contract will be the value of the contract at the time of the transfer. In general, this rule does not apply to transfers between spouses or former spouses. Please consult your tax advisor for further details.


COLLATERAL ASSIGNMENT: If you assign or pledge your contract as collateral for a loan, earnings on purchase payments you made after Aug. 13, 1982 will be taxed to you like a withdrawal and you may have to pay a 10% IRS penalty.


QUALIFIED ANNUITIES

Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions under the contract comply with the law. Qualified annuities have minimum distribution rules that govern the timing and amount of distributions. You should refer to your IRA disclosure statement, or consult a tax advisor for additional information about the distribution rules applicable to your situation.

When you use your contract to fund a retirement plan or IRA that is already tax-deferred under the Code, the contract will not provide any necessary or additional tax deferral. If your contract is used to fund an employer sponsored plan, your right to benefits may be subject to the terms and conditions of the plan regardless of the terms of the contract.

ANNUITY PAYOUTS: Under a qualified annuity, except a Roth IRA, the entire payout generally is includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA.

ANNUITY PAYOUTS FROM ROTH IRAS: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and meet the five year holding period.

WITHDRAWALS: Under a qualified annuity, except a Roth IRA, the entire withdrawal will generally be includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA.

WITHDRAWALS FROM ROTH IRAS: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and meet the five year holding period.

REQUIRED MINIMUM DISTRIBUTIONS: Retirement plans are subject to required withdrawals called required minimum distributions ("RMDs") beginning at age
70 1/2. In addition, a new tax regulation, effective for RMDs calculated in 2006 and after, may cause the RMDs for some contracts with certain death benefits and optional riders to increase. RMDs may reduce the value of certain death benefits and optional benefits. You should consult your tax advisor prior to making a purchase for an explanation of the potential tax implications to you.

WITHHOLDING FOR IRAS, ROTH IRAS AND SEPS: If you receive taxable income as a result of an annuity payout or a withdrawal, including withdrawals under the Guarantor Withdrawal Benefit for Life(SM) or the Guarantor(SM) Withdrawal Benefit rider, we may deduct withholding against the taxable income portion of the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have any withholding occur.

If the payment is part of an annuity payout plan, we generally compute the amount of withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. If the distribution is any other type of payment (such as a partial or full withdrawal) we compute withholding using 10% of the taxable portion.

The withholding requirements differ if we deliver payment outside the United States and/or you are a non-resident alien.

State withholding also may be imposed on taxable distributions.


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68  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -
    ISSUED BY RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK - PROSPECTUS

WITHHOLDING FOR ALL OTHER QUALIFIED ANNUITIES: If you receive directly all or part of the contract value from a qualified annuity (except an IRA, Roth IRA or SEP), mandatory 20% federal income tax withholding (and possibly state income tax withholding) generally will be imposed at the time the payout is made from the plan. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. This mandatory withholding will not be imposed if:

o instead of receiving the distribution check, you elect to have the distribution rolled over directly to an IRA or another eligible plan;

o the payout is one in a series of substantially equal periodic payouts, made at least annually, over your life or life expectancy (or the joint lives or life expectancies of you and your designated beneficiary) or over a specified period of 10 years or more;

o     the payout is an RMD as defined under the Code;

o     the payout is made on account of an eligible hardship; or

o     the payout is a corrective distribution.


In the above situations, the distribution is subject to an optional 10% withholding. We will withhold 10% of the distribution amount unless you elect otherwise.


Payments made to a surviving spouse instead of being directly rolled over to an IRA also may be subject to mandatory 20% income tax withholding.

PENALTIES: If you receive amounts from your qualified annuity before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received:

o     because of your death;

o     because you become disabled (as defined in the Code);

o if the distribution is part of a series of substantially equal periodic payments made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);

o if the distribution is made following severance from employment during the calendar year in which you attain age 55 (TSAs only); or

o     to pay certain medical or education expenses (IRAs only).

DEATH BENEFITS TO BENEFICIARIES: The entire death benefit generally is taxable as ordinary income to the beneficiary in the year he/she receives the payments from the qualified annuity. If you made non-deductible contributions to a traditional IRA, the portion of any distribution from the contract represents after-tax contributions is not taxable as ordinary income to your beneficiary. You are responsible for keeping all records tracking your non-deductible contributions to an IRA. Death benefits under a Roth IRA generally are not taxable as ordinary income to the beneficiary if certain distribution requirements are met.

PURCHASE PAYMENT CREDITS: These are considered earnings and are taxed accordingly when withdrawn or paid out.

SPECIAL CONSIDERATIONS IF YOU SELECT THE MAV DEATH BENEFIT, ACCUMULATION PROTECTOR BENEFIT(SM), GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(SM), GUARANTOR(SM) WITHDRAWAL BENEFIT, INCOME ASSURER BENEFIT(SM): As of the date of this prospectus, we believe that charges related to these riders are not subject to current taxation. Therefore, we will not report these charges as partial withdrawals from your contract. However, the IRS may determine that these charges should be treated as partial withdrawals subject to taxation to the extent of any gain as well as the 10% tax penalty for withdrawals before the age of 59 1/2, if applicable.

We reserve the right to report charges for these riders as partial withdrawals if we, as a withholding and reporting agent, believe that we are required to report them. In addition, we will report any benefits attributable to these riders on the death of you or the annuitant as an annuity death benefit distribution, not as proceeds from life insurance.


COLLATERAL ASSIGNMENT: You may not assign or pledge your qualified contract as collateral for a loan.


IMPORTANT: Our discussion of federal tax laws is based upon our understanding of current interpretations of these laws. Federal tax laws or current interpretations of them may change. For this reason and because tax consequences are complex and highly individual and cannot always be anticipated, you should consult a tax advisor if you have any questions about taxation of your contract.


RIVERSOURCE LIFE OF NY'S TAX STATUS: We are taxed as a life insurance company under the Code. For federal income tax purposes, the subaccounts are considered a part of our company, although their operations are treated separately in accounting and financial statements. Investment income is reinvested in the fund in which each subaccount invests and becomes part of that subaccount's value. This investment income, including realized capital gains, is not subject to any other withholding because of federal or state income taxes. We reserve the right to make such a charge in the future if there is a change in the tax treatment of variable annuities.



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RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -
ISSUED BY RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK - PROSPECTUS  69

TAX QUALIFICATION: We intend that the contract qualify as an annuity for federal income tax purposes. To that end, the provisions of the contract are to be interpreted to ensure or maintain such tax qualification, in spite of any other provisions of the contract. We reserve the right to amend the contract to reflect any clarifications that may be needed or are appropriate to maintain such qualification or to conform the contract to any applicable changes in the tax qualification requirements. We will send you a copy of any amendments.

VOTING RIGHTS

As a contract owner with investments in the subaccounts, you may vote on important fund policies until annuity payouts begin. Once they begin, the person receiving them has voting rights. We will vote fund shares according to the instructions of the person with voting rights.

Before annuity payouts begin, the number of votes you have is determined by applying your percentage interest in each subaccount to the total number of votes allowed to the subaccount.

After annuity payouts begin, the number of votes you have is equal to:

o     the reserve held in each subaccount for your contract; divided by

o     the net asset value of one share of the applicable fund.

As we make annuity payouts, the reserve for the contract decreases; therefore, the number of votes also will decrease.

We calculate votes separately for each subaccount. We will send notice of shareholders' meetings, proxy materials and a statement of the number of votes to which the voter is entitled. We will vote shares for which we have not received instructions in the same proportion as the votes for which we received instructions. We also will vote the shares for which we have voting rights in the same proportion as the votes for which we received instructions.

SUBSTITUTION OF INVESTMENTS

We may substitute the funds in which the subaccounts invest if:

o     laws or regulations change;

o     the existing funds become unavailable; or

o     in our judgment, the funds no longer are suitable for the subaccounts.

If any of these situations occur, and if we believe it is in the best interest of persons having voting rights under the contract, we have the right to substitute a fund currently listed in this prospectus (existing fund) for another fund (new fund). The new fund may have higher fees and/or operating expenses than the existing fund. Also, the new fund may have investment objectives and policies and/or investment advisers which differ from the existing fund.

We may also:

o     add new subaccounts;

o     combine any two or more subaccounts;

o     transfer assets to and from the subaccounts or the variable account; and

o     eliminate or close any subaccounts.

We will notify you of any substitution or change. If we notify you that a subaccount will be eliminated or closed, you will have a certain period of time to tell us where to reallocate purchase payments or contract value currently allocated to that subaccount. If we do not receive your reallocation instructions by the due date, we automatically will reallocate to the subaccount investing in the RiverSource(SM) Variable Portfolio - Cash Management Fund. You may then transfer this reallocated amount in accordance with the transfer provisions of your contract (see "Transferring Between Accounts" above).

In the event of substitution or any of these changes, we may amend the contract and take whatever action is necessary and appropriate without your consent or approval. However, we will not make any substitution or change without the necessary approval of the SEC and state insurance departments.


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70  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -
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

ABOUT THE SERVICE PROVIDERS

PRINCIPAL UNDERWRITER

RiverSource Distributors, Inc. serves as the principal underwriter for the contract. Its offices are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474. RiverSource Distributors is a wholly-owned subsidiary of Ameriprise Financial, Inc.

SALES OF THE CONTRACT

o Only securities broker-dealers ("selling firms") registered with the SEC members of the NASD may sell the contract.

o The contracts are continuously being offered to the public through authorized selling firms. We and RiverSource Distributors have a sales agreement with the selling firm. The sales agreement authorizes the selling firm to offer the contracts to the public. We agree to pay the selling firm (or an affiliated insurance agency) for contracts its investment professionals sell. The selling firm may be required to return sales commissions under certain circumstances including but not limited to when contracts are returned under the free look period.

PAYMENTS WE MAKE TO SELLING FIRMS

o We may use compensation plans which vary by selling firm. For example, some of these plans pay selling firms a commission of up to 5.25% each time a purchase payment is made. Other plans pay selling firms a smaller commission on purchase payments, and then pay on-going commissions ("trail commissions"). We may pay trail commissions of up to 0.40% of the contract value. We do not pay or withhold payment of trail commissions based on which investment options you select.

o We may pay selling firms a temporary additional sales commission of up to 1% of purchase payments for a period of time we select. For example, we may offer to pay a temporary additional sales commission to get selling firms to market a new or enhanced contract or to increase sales during the period.

o In addition to commissions, we may, in order to promote sales of the contracts, and as permitted by applicable laws and regulation, pay or provide selling firms with other promotional incentives in cash, credit or other compensation. We generally (but may not) offer these promotional incentives to all selling firms.The terms of such arrangements differ between selling firms. These promotional incentives may include but are not limited to:

      o sponsorship of marketing, educational, due diligence and compliance meetings and conferences we or the selling firm may conduct for investment professionals, including subsidy of travel, meal, lodging, entertainment and other expenses related to these meetings;

      o marketing support related to sales of the contract including for example, the creation of marketing materials, advertising and newsletters;

      o     providing service to contract owners; and

      o funding other events sponsored by a selling firm that may encourage the selling firm's investment professionals to sell the contract.

These promotional incentives or reimbursements may be calculated as a percentage of the selling firm's aggregate, net or anticipated sales and/or total assets attributable to sales of the contract, and/or may be a fixed dollar amount. As noted below this additional compensation may cause the selling firm and its investment professionals to favor the contracts.

SOURCES OF PAYMENTS TO SELLING FIRMS

We pay the commissions and other compensation described above from our assets. Our assets may include:

o revenues we receive from fees and expenses we charge contract owners. These fees and expenses include Contract Owner Transaction Expenses (withdrawal charges), Annual Variable Account Expenses (mortality and expense risk fees and variable account administrative charge) and Other Annual Expenses (annual contract administrative charge and fees for optional riders) (see "Expense Summary"); and

o compensation we or an affiliate receive from the underlying funds in the form of distribution and services fees (see "The Variable Account and the Funds -- The Funds"); and

o compensation we or an affiliate receive from a fund's investment adviser, subadviser, distributor or an affiliate of any of these (see "The Variable Account and the Funds -- The Funds"); and

o revenues we receive from other contracts we sell that are not securities and other businesses we conduct.

      You do not directly pay the commissions and other compensation described above as the result of a specific charge or deduction under the contract. However, you may pay part or all of the commissions and other compensation described above indirectly through:

      o fees and expenses we collect from contract owners, including withdrawal charges; and,

      o fees and expenses charged by the underlying funds in which you invest, to the extent we or one of our affiliates receive revenue from the funds or an affiliated person.


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RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -
ISSUED BY RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK - PROSPECTUS  71

POTENTIAL CONFLICTS OF INTEREST

Compensation Payment Arrangements with Selling Firms can potentially:

o give selling firms a heightened financial incentive to sell the contract offered in this prospectus over another investment with lower compensation to the selling firm.

o cause selling firms to encourage their investment professionals to sell you the contract offered in this prospectus instead of selling you other alternative investments that may result in lower compensation to the selling firm.

o cause selling firms to grant us access to its investment professionals to promote sales of the contract offered in this prospectus, while denying that access to other firms offering similar contracts or other alternative investments which may pay lower compensation to the selling firm.

PAYMENTS TO INVESTMENT PROFESSIONALS

o The selling firm pays its investment professionals. The selling firm decides the compensation and benefits it will pay its investment professionals.

o To inform yourself of any potential conflicts of interest, ask your investment professional before you buy, how the selling firm and its investment professional are being compensated and the amount of the compensation that each will receive if you buy the contract.

ISSUER


RiverSource Life of NY issues the contracts. We are located at 20 Madison Avenue Extension, Albany, NY 12203 and are a wholly-owned subsidiary of RiverSource Life Insurance Company which is a wholly-owned subsidiary of Ameriprise Financial, Inc.


We conduct a conventional life insurance business in the state of New York. Our primary products currently include fixed and variable annuity contracts and life insurance policies.

LEGAL PROCEEDINGS


RiverSource Life of NY is involved in the normal course of business in legal and regulatory proceedings, or regulatory requests for information, concerning matters arising in connection with the conduct of our general business activities as well as generally applicable to business practices in the insurance industry. From time to time, we receive requests for information from, or have been subject to examination by, the SEC, National Association of Securities Dealers and several state authorities concerning our business activities and practices, generally including the sales and product or service features of, disclosures pertaining to, trading practices related to, compensation paid to us or to others with respect to, and the suitability of our annuity and insurance products. We have cooperated with and will continue to cooperate with the applicable regulators regarding their inquiries and examinations.

RiverSource Life of NY is involved in other proceedings concerning matters arising in connection with the conduct of their respective business activities. RiverSource Life of NY believes that it is not a party to, nor are any of its properties the subject of, any pending legal, arbitration or regulatory proceedings that would have a material adverse effect on its consolidated financial condition, results of operations or liquidity. However, it is possible that the outcome of any such proceedings could have a material adverse impact on results of operations in any particular reporting period as the proceedings are resolved.


ADDITIONAL INFORMATION

AVAILABLE INFORMATION

This prospectus is part of a registration statement we file with the SEC. Additional information on RiverSource Life of NY and on this offering is available in the registration statement and other materials we file. You can obtain copies of these materials at the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC. In addition to this prospectus, the SAI and information about the contract, information incorporated by reference is available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).

INDEMNIFICATION

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (Securities Act) may be permitted to directors and officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.


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72  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -
    ISSUED BY RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK - PROSPECTUS

                                  APPENDICES

                 TABLE OF CONTENTS AND CROSS-REFERENCE TABLE


APPENDIX NAME                                                                    PAGE #
Appendix A: Example -- Withdrawal Charges                                        p.  74
Appendix B: Example -- Death Benefits                                            p.  77
Appendix C: Example -- Accumulation Protector BenefitSM Rider                    p.  78
Appendix D: Example -- Guarantor Withdrawal Benefit for LifeSM Rider             p.  80
Appendix E: Guarantor Withdrawal Benefit for LifeSM Rider --
LifeSM Rider Additional RMD Disclosure                                           p.  82
Appendix F: Purchase Payment Credits for Eligible Contracts                      p.  84
Appendix G: Asset Allocation Program for Contracts Purchased
Before June 19, 2006                                                             p.  85
Appendix H: GuarantorSM Withdrawal Benefit Rider Disclosure                      p.  86
Appendix I: Income Assurer BenefitSM Riders                                      p.  93
Appendix J: Condensed Financial Information (Unaudited)                          p. 102

CROSS-REFERENCE                                                                  PAGE #
Charges -- Withdrawal Charges                                                    p.  36
Benefits in Case of Death                                                        p.  51
Optional Benefits -- Accumulation Protector BenefitSM Rider                      p.  53
Optional Benefits -- Guarantor Withdrawal Benefit for LifeSM Rider               p.  55
Optional Benefits -- Guarantor Withdrawal Benefit for                            p.  55
Buying Your Contract -- Purchase Payment Credits                                 p.  34
N/A
N/A
N/A
Condensed Financial Information (Unaudited)                                      p.  14


The purpose of these appendices is first to illustrate the operation of various contract features and riders; second, to provide additional disclosure regarding various contract features and riders; and lastly, to provide condensed financial history (unaudited) of the subaccounts.

In order to demonstrate the contract features and riders, an example may show hypothetical contract values. These contract values do not represent past or future performance. Actual contract values may be more or less than those shown and will depend on a number of factors, including but not limited to the investment experience of the subaccounts, DCA fixed account, and one-year fixed account and the fees and charges that apply to your contract.


The examples of death benefits and optional riders in appendices B through D and H through I include a partial withdrawal to illustrate the effect of a partial withdrawal on the particular benefit. These examples are intended to show how the optional riders operate, and do not take into account whether the rider is part of a qualified contract. Qualified contracts are subject to required minimum distributions at certain ages which may require you to take partial withdrawals from the contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). If you are considering the addition of certain death benefits and/or optional riders to a qualified contract, you should consult your tax advisor prior to making a purchase for an explanation of the potential tax implications to you.



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RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -
ISSUED BY RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK - PROSPECTUS  73

APPENDIX A: EXAMPLE -- WITHDRAWAL CHARGES


For purposes of calculating any withdrawal charge, including the examples illustrated below, we treat amounts withdrawn from your contract value in the following order:

1.    First, in each contract year, we withdraw amounts totaling:

      o up to 10% of your prior anniversary's contract value or your contract's remaining benefit payment if you elected the Guarantor(SM) Withdrawal Benefit rider and your remaining benefit payment is greater than 10% of your prior anniversary's contract value. We do not assess a withdrawal charge on this amount.

      o up to 10% of your prior anniversary's contract value or the greater of your contract's remaining benefit payment or remaining annual lifetime payment if you elected the Guarantor Withdrawal Benefit for Life(SM) rider, and the greater of your RALP and your remaining benefit payment is greater than 10% of your prior anniversary's contract value. We do not assess a withdrawal charge on this amount.

2. Next, we withdraw contract earnings, if any, that are greater than the amount described in number one above. We do not assess a withdrawal charge on contract earnings.

3. Next we withdraw purchase payments received prior to the withdrawal charge period shown in your contract. We do not assess a withdrawal charge on these purchase payments.

4. Finally, if necessary, we withdraw purchase payments received that are still within the withdrawal charge period you selected and shown in your contract. We withdraw these payments on a "first-in, first-out" (FIFO) basis. We do assess a withdrawal charge on these payments.

After withdrawing earnings in numbers one and two above, we next withdraw enough additional contract value (ACV) to meet your requested withdrawal amount. If the amount described in number one above was greater than contract earnings prior to the withdrawal, the excess (XSF) will be excluded from the purchase payments being withdrawn that were received most recently when calculating the withdrawal charge. We determine the amount of purchase payments being withdrawn (PPW) in numbers three and four above as:

      PPW = XSF + (ACV - XSF) / (CV - TFA) x (PPNPW - XSF)

If the additional contract value withdrawn is less than XSF, then PPW will equal ACV.

We determine current contract earnings (CE) by looking at the entire contract value (CV), not the earnings of any particular subaccount, the one-year fixed account or the DCA fixed account. If the contract value is less than purchase payments received and not previously withdrawn (PPNPW) then contract earnings are zero.

The examples below show how the withdrawal charge for a full and partial withdrawal is calculated for a contract with a seven-year withdrawal charge schedule. Each example illustrates the amount of the withdrawal charge for both a contract that experiences gains and a contract that experiences losses, given the same set of assumptions.


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74  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -
    ISSUED BY RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK - PROSPECTUS

FULL WITHDRAWAL CHARGE CALCULATION -- SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE:

This is an example of how we calculate the withdrawal charge for a full withdrawal on a contract with a seven-year (from the date of EACH purchase payment) withdrawal charge schedule with the following history:

ASSUMPTIONS:

o     We receive a single $50,000 purchase payment on Jan. 1, 2007; and

o     the contract anniversary date is Jan. 1 each year; and

o you withdraw the contract for its total value on June 1, 2010, which is in the fourth year after you made the single purchase payment. The withdrawal charge percentage in the fourth year after a purchase payment is 7.0%; and

o     you have made no withdrawals prior to June 1, 2010.

WE WILL LOOK AT TWO SITUATIONS, ONE WHERE THE CONTRACT HAS A GAIN AND ANOTHER WHERE THERE IS A LOSS:

--------------------------------------------------------------------------------------------------------------------------------
                                                                                  CONTRACT WITH GAIN         CONTRACT WITH LOSS

                                    Contract Value at time of full withdrawal:        $ 60,000.00               $ 40,000.00
                                          Contract Value on prior anniversary:          58,000.00                 42,000.00

STEP 1. First, we determine the amount of earnings available in the contract at the time of withdrawal as:

                                                       Current Contract Value:          60,000.00                 40,000.00
                                  less purchase payment still in the contract:          50,000.00                 50,000.00
                                                                                      -----------               -----------
                             Earnings in the contact (but not less than zero):          10,000.00                      0.00

STEP 2. Next, we determine the Total Free Amount (TFA) available in the contract as the greatest of the following values:

                                                     Earnings in the contract:          10,000.00                      0.00
                                10% of the prior anniversary's Contract Value:           5,800.00                  4,200.00
                                                                                      -----------               -----------
                                                                          TFA:          10,000.00                  4,200.00

STEP 3. Now we can determine how much of the purchase payment is being withdrawn (PPW) as follows:

        PPW = XSF + (ACV - XSF) / (CV - TFA) x (PPNPW - XSF)

          XSF = amount by which 10% of the prior anniversary's
                contract value exceeds earnings                                              0.00                  4,200.00
          ACV = amount withdrawn in excess of earnings                                  50,000.00                 40,000.00
           CV = total contract value just prior to current withdrawal                   60,000.00                 40,000.00
          TFA = from Step 2                                                             10,000.00                  4,200.00
        PPNPW = purchase payment not previously withdrawn                               50,000.00                 50,000.00

STEP 4. We then calculate the withdrawal charge as:

                                                                          PPW:          50,000.00                 50,000.00
                                                                     less XSF:              (0.00)                (4,200.00)
                                                                                      -----------               -----------
                                 amount of PPW subject to a withdrawal charge:          50,000.00                 45,800.00
                                     multiplied by the withdrawal charge rate:              x 7.0%                    x 7.0%
                                                                                      -----------               -----------
                                                            withdrawal charge:           3,500.00                  3,206.00

STEP 5. The value you will receive as a result of your full withdrawal is determined as:

                                                     Contract Value withdrawn:          60,000.00                 40,000.00
                                                            WITHDRAWAL CHARGE:          (3,500.00)                (3,206.00)
                              Contract charge (assessed upon full withdrawal):             (40.00)                   (40.00)
                                                                                      -----------               -----------

                                                 NET FULL WITHDRAWAL PROCEEDS:        $ 56,460.00               $ 36,754.00


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RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -
ISSUED BY RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK - PROSPECTUS  75

PARTIAL WITHDRAWAL CHARGE CALCULATION -- SEVEN-YEAR WITHDRAWAL CHARGE
SCHEDULE:

This is an example of how we calculate the withdrawal charge for a partial withdrawal on a contract with a seven-year (from the date of EACH purchase payment) withdrawal charge schedule with the following history:

ASSUMPTIONS:

o     We receive a single $50,000 purchase payment on Jan. 1, 2007; and

o     the contract anniversary date is Jan. 1 each year; and

o you request a partial withdrawal of $15,000 on June 1, 2010, which is in the fourth year after you made the single purchase payment. The withdrawal charge percentage in the fourth year after a purchase payment is 7.0%; and

o     you have made no withdrawals prior to June 1, 2010.

WE WILL LOOK AT TWO SITUATIONS, ONE WHERE THE CONTRACT HAS A GAIN AND ANOTHER WHERE THERE IS A LOSS:

--------------------------------------------------------------------------------------------------------------------------------
                                                                                  CONTRACT WITH GAIN         CONTRACT WITH LOSS

                                 Contract Value at time of partial withdrawal:        $ 60,000.00               $ 40,000.00
                                          Contract Value on prior anniversary:          58,000.00                 42,000.00

STEP 1. First, we determine the amount of earnings available in the CONTRACT at the time of withdrawal as:

                                                       Current Contract Value:          60,000.00                 40,000.00
                                  less purchase payment still in the contract:          50,000.00                 50,000.00
                                                                                      -----------               -----------
                             Earnings in the contact (but not less than zero):          10,000.00                      0.00

STEP 2. Next, we determine the TFA available in the contract as the GREATEST of the following values:

                                                     Earnings in the contract:          10,000.00                      0.00
                                10% of the prior anniversary's Contract Value:           5,800.00                  4,200.00
                                                                                      -----------               -----------
                                                                          TFA:          10,000.00                  4,200.00

STEP 3. Now we can determine how much of the purchase payment and PURCHASE payment credit is being withdrawn (PPW) as:

        PPW = XSF + (ACV - XSF) / (CV - TFA) x (PPNPW - XSF)

          XSF = amount by which 10% of the prior anniversary's
                   contract value exceeds earnings                                           0.00                  4,200.00
          ACV = amount withdrawn in excess of earnings                                   5,376.34                 16,062.31
           CV = total contract value just prior to current withdrawal                   60,000.00                 40,000.00
          TFA = from Step 2                                                             10,000.00                  4,200.00
        PPNPW = purchase payment not previously withdrawn                               50,000.00                 50,000.00

STEP 4. We then calculate the withdrawal charge as:

                                                                          PPW:           5,376.34                 19,375.80
                                                                     less XSF:              (0.00)                (4,200.00)
                                                                                      -----------               -----------
                                 amount of PPW subject to a withdrawal charge:           5,376.34                 15,175.80
                                     multiplied by the withdrawal charge rate:              x 7.0%                    x 7.0%
                                                                                      -----------               -----------
                                                            withdrawal charge:             376.34                  1,062.31

STEP 5. The value you will receive as a result of your full withdrawal is determined as:

                                                     Contract Value withdrawn:          15,376.34                 16,062.31
                                                            WITHDRAWAL CHARGE:            (376.34)                (1,062.31)
                                                                                      -----------               -----------

                                                 NET FULL WITHDRAWAL PROCEEDS:        $ 15,000.00               $ 15,000.00


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76  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -
    ISSUED BY RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK - PROSPECTUS

APPENDIX B: EXAMPLE -- DEATH BENEFITS


EXAMPLE -- ROP DEATH BENEFIT

ASSUMPTIONS:

o     You purchase the contract with a payment of $20,000 on Jan. 1, 2007; and

o     on Jan. 1, 2008 you make an additional purchase payment of $5,000; and

o on April 1, 2008 the contract value falls to $22,000 and you take a $1,500 (including withdrawal charge) partial withdrawal; and

o     on April 1, 2009 the contract value grows to $23,000.

      WE CALCULATE THE ROP DEATH BENEFIT ON APRIL 1, 2009 AS FOLLOWS:

        Contract value at death:                                                      $ 23,000.00
                                                                                      ===========
        Purchase payments minus adjusted partial withdrawals:
          Total purchase payments:                                                    $ 25,000.00
          minus adjusted partial withdrawals calculated as:
          $1,500 x $25,000                                                              -1,704.54
          ---------------- =                                                          -----------
              $22,000

          for a death benefit of:                                                     $ 23,295.45
                                                                                      ===========
THE ROP DEATH BENEFIT, CALCULATED AS THE GREATEST OF THESE TWO VALUES:                       $ 23,295.45

EXAMPLE -- MAV DEATH BENEFIT

ASSUMPTIONS:

o     You purchase the contract with a payment of $25,000 on Jan. 1, 2007; and

o on Jan. 1, 2008 (the first contract anniversary) the contract value grows to $26,000; and

o on April 1, 2008 the contract value falls to $22,000, at which point you take a $1,500 (including withdrawal charge) partial withdrawal, leaving a contract value of $20,500.

      WE CALCULATE THE MAV DEATH BENEFIT ON APRIL 1, 2008, WHICH IS BASED ON THE
      GREATER OF THREE VALUES, AS FOLLOWS:

      1. CONTRACT VALUE AT DEATH:                                                     $ 20,500.00
                                                                                      ===========
      2. PURCHASE PAYMENTS MINUS ADJUSTED PARTIAL WITHDRAWALS:
           Total purchase payments:                                                   $ 25,000.00
                                                                                      ===========
           minus adjusted partial withdrawals, calculated as:

           $1,500 x $25,000                                                             -1,704.55
           ----------------  =                                                        -----------
                $22,000

           for a death benefit of:                                                    $ 23,295.45
                                                                                      ===========

      3. THE MAV IMMEDIATELY PRECEDING THE DATE OF DEATH:
           Greatest of your contract anniversary values:                              $ 26,000.00
           plus purchase payments made since the prior anniversary:                         +0.00
           minus the death benefit adjusted partial withdrawals, calculated as:

           $1,500 x $26,000                                                             -1,772.73
           ----------------  =                                                        -----------
                $22,000

           for a death benefit of:                                                    $ 24,227.27
                                                                                      ===========

THE MAV DEATH BENEFIT, CALCULATED AS THE GREATEST OF THESE THREE VALUES,
WHICH IS THE MAV:                                                                            $ 24,227.27
                                                                                             -----------


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RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -
ISSUED BY RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK - PROSPECTUS  77

APPENDIX C: EXAMPLE -- ACCUMULATION PROTECTOR BENEFIT(SM) RIDER


AUTOMATIC STEP UP

This example shows increases in the Minimum Contract Accumulation Value (MCAV) in the second, third and seventh contract anniversaries. These increases occur because of the automatic step up feature of the rider. The automatic step up does not create contract value, guarantee the performance of any underlying fund in which a subaccount invests, or provide a benefit that can be withdrawn or paid upon death. Rather, the automatic step up is an interim calculation used to arrive at the final MCAV which determines whether a benefit will be paid under the rider on the benefit date.

ASSUMPTIONS:


o     You purchase a contract with a payment of $125,000; and


o     you make no additional purchase payments to the contract; and

o you take partial withdrawals from the contract on the fifth and eighth contract anniversaries in the amounts of $2,000 and $5,000, respectively; and

o contract values increase or decrease according to the hypothetical assumed net rate of return; and

o you do not exercise the elective step up option available under the rider; and

o     you do not change asset allocation models.


Based on these assumptions, the waiting period expires at the end of the 10th contract year. The rider then ends. On the benefit date the hypothetical assumed contract value is $108,118 and the MCAV is $136,513, so the contract value would be reset to equal the MCAV, or $136,513.

                                                                          HYPOTHETICAL   HYPOTHETICAL
CONTRACT                         PURCHASE                  MCAV ADJUSTED     ASSUMED       ASSUMED
DURATION                        PAYMENTS &     PARTIAL        PARTIAL        NET RATE     CONTRACT
IN YEARS                         CREDITS     WITHDRAWALS    WITHDRAWAL      OF RETURN       VALUE       MCAV
-----------------------------------------------------------------------------------------------------------------
At Issue                        $125,000      $    N/A       $    N/A              N/A    $ 125,000   $ 125,000
 1                                     0             0               0            12.0%     140,000     125,000
 2                                     0             0               0            15.0%     161,000     128,800(2)
 3                                     0             0               0             3.0%     165,830     132,664(2)
 4                                     0             0               0            -8.0%     152,564     132,664
 5                                     0         2,000           2,046           -15.0%     127,679     130,618
 6                                     0             0               0            20.0%     153,215     130,618
 7                                     0             0               0            15.0%     176,197     140,958(2)
 8                                     0         5,000           4,444           -10.0%     153,577     136,513
 9                                     0             0               0           -20.0%     122,862     136,513
 10(1)                                 0             0               0           -12.0%     108,118     136,513

(1)   The APB benefit date.

(2) These values indicate where the automatic step up feature increased the MCAV.


IMPORTANT INFORMATION ABOUT THIS EXAMPLE:

o If the actual rate of return during the waiting period causes the contract value to equal or exceed the MCAV on the benefit date, no benefit is paid under this rider.

o Even if a benefit is paid under the rider on the benefit date, contract value allocated to the variable account after the benefit date continues to vary with the market and may go up or go down.


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78  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -
    ISSUED BY RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK - PROSPECTUS

ELECTIVE STEP UP

This example shows increases in the Minimum Contract Accumulation Value (MCAV) on the first, second, third and seventh contract anniversaries. These increases occur only if you exercise the elective step up option within 30 days following the contract anniversary. The contract value on the date we receive your written request to step up must be greater than the MCAV on that date. The elective step up does not create contract value, guarantee the performance of any underlying fund in which a subaccount invests, or provide a benefit that can be withdrawn or paid upon death. Rather, the elective step up is an interim calculation used to arrive at the final MCAV which determines whether a benefit will be paid under the rider on the benefit date.

ASSUMPTIONS:


o     You purchase a contract with a payment of $125,000; and


o     you make no additional purchase payments to the contract; and

o you take partial withdrawals from the contract on the fifth, eighth and thirteenth contract anniversaries in the amounts of $2,000, $5,000 and $7,500, respectively; and

o contract values increase or decrease according to the hypothetical assumed net rate of return; and

o the elective step up is exercised on the first, second, third and seventh contract anniversaries; and

o     you do not change model portfolios.


Based on these assumptions, the 10 year waiting period restarts each time you exercise the elective step up option (on the first, second, third and seventh contract anniversaries in this example). The waiting period expires at the end of the 10th contract year following the last exercise of the elective step up option. When the waiting period expires, the rider ends. On the benefit date the hypothetical assumed contract values is $99,198 and the MCAV is $160,117, so the contract value would be reset to equal the MCAV, or $160,117.

                     YEARS                      MCAV        HYPOTHETICAL   HYPOTHETICAL
CONTRACT         REMAINING IN     PURCHASE    ADJUSTED        ASSUMED        ASSUMED
DURATION          THE WAITING    PAYMENTS &    PARTIAL        PARTIAL        NET RATE      CONTRACT
IN YEARS            PERIOD         CREDITS   WITHDRAWALS     WITHDRAWAL     OF RETURN        VALUE       MCAV
------------------------------------------------------------------------------------------------------------------
 At Issue             10          $125,000       $   N/A         $   N/A           N/A    $ 125,000   $ 125,000
 1                    10(2)              0             0               0          12.0%     140,000     140,000(3)
 2                    10(2)              0             0               0          15.0%     161,000     161,000(3)
 3                    10(2)              0             0               0           3.0%     165,830     165,830(3)
 4                     9                 0             0               0          -8.0%     152,564     165,830
 5                     8                 0         2,000           2,558         -15.0%     127,679     163,272
 6                     7                 0             0               0          20.0%     153,215     163,272
 7                    10(2)              0             0               0          15.0%     176,197     176,197(3)
 8                     9                 0         5,000           5,556         -10.0%     153,577     170,642
 9                     8                 0             0               0         -20.0%     122,862     170,642
 10                    7                 0             0               0         -12.0%     108,118     170,642
 11                    6                 0             0               0           3.0%     111,362     170,642
 12                    5                 0             0               0           4.0%     115,817     170,642
 13                    4                 0         7,500          10,524           5.0%     114,107     160,117
 14                    3                 0             0               0           6.0%     120,954     160,117
 15                    2                 0             0               0          -5.0%     114,906     160,117
 16                    1                 0             0               0         -11.0%     102,266     160,117
 17(1)                 0                 0             0               0          -3.0%      99,198     160,117

(1)   The APB benefit date.

(2)   The waiting period restarts when the elective step up is exercised.

(3) These values indicate when the elective step up feature increased the MCAV.


IMPORTANT INFORMATION ABOUT THIS EXAMPLE:

o If the actual rate of return during the waiting period causes the contract value to equal or exceed the MCAV on the benefit date, no benefit is paid under this rider.

o Exercising the elective step up provision may result in an increase in the charge that you pay for this rider.

o Even if a benefit is paid under the rider on the benefit date, contract value allocated to the variable account after the benefit date continues to vary with the market and may go up or go down.


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RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -
ISSUED BY RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK - PROSPECTUS  79

APPENDIX D: EXAMPLE -- GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(SM) RIDER


EXAMPLE #1: COVERED PERSON HAS NOT REACHED AGE 68 AT THE TIME THE CONTRACT AND RIDER ARE PURCHASED.

ASSUMPTIONS:


o     You purchase the contract with a payment of $100,000.

o     You are the sole owner and also the annuitant. Your age is 63.

o     You make no additional payments to the contract.

o Automatic annual step-ups are applied each anniversary when available, where the contract value is greater than the RBA and/or 6% of the contract value is greater than the ALP. Applied annual step-ups are indicated in BOLD.

                                        HYPOTHETICAL
CONTRACT                                  ASSUMED                     BASIC WITHDRAWAL BENEFIT          LIFETIME WITHDRAWAL BENEFIT
DURATION      PURCHASE      PARTIAL       CONTRACT                    ------------------------          ---------------------------
IN YEARS      PAYMENTS    WITHDRAWALS      VALUE          GBA            RBA           GBP        RBP        ALP          RALP
-----------------------------------------------------------------------------------------------------------------------------------
At Issue     $100,000      $   N/A       $100,000      $100,000       $100,000       $7,000     $7,000     $   N/A      $   N/A
0.5                 0        7,000         92,000       100,000         93,000        7,000          0         N/A          N/A
1                   0            0         91,000       100,000         93,000        7,000      7,000         N/A          N/A
1.5                 0        7,000         83,000       100,000         86,000        7,000          0         N/A          N/A
2                   0            0         81,000       100,000         86,000        7,000      7,000         N/A          N/A
5                   0            0         75,000       100,000         86,000        7,000      7,000       5,160(1)     5,160(1)
5.5                 0        5,160         70,000       100,000         80,840        7,000      1,840       5,160            0
6                   0            0         69,000       100,000         80,840        7,000      7,000       5,160        5,160
6.5                 0        7,000         62,000       100,000         73,840        7,000          0       3,720(2)         0
7                   0            0         70,000       100,000         73,840        7,000      7,000       4,200        4,200
7.5                 0       10,000         51,000        51,000(3)      51,000(3)     3,570          0       3,060(3)         0
8                   0            0         55,000        55,000         55,000        3,850      3,850       3,300        3,300


At this point, assuming no additional activity (step ups, excess withdrawals, purchase payments, spousal continuation or contract ownership change), you can continue to withdraw up to either the GBP of $3,850 each year until the RBA is reduced to zero, or the ALP of $3,300 each year until the later of your death or the RBA is reduced to zero.

(1) The ALP and RALP are established on the contract anniversary date following the date the covered person reaches age 68.

(2) The $7,000 withdrawal is greater than the $5,160 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or 6% of the contract value following the withdrawal.

(3) The $10,000 withdrawal is greater than both the $7,000 RBP allowed under the basic withdrawal benefit and the $4,200 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the GBA, RBA, and ALP. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal.

The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or 6% of the contract value following the withdrawal.


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80  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -
    ISSUED BY RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK - PROSPECTUS

EXAMPLE #2: COVERED PERSON HAS REACHED 68 AT THE TIME THE CONTRACT AND RIDER ARE PURCHASED.

ASSUMPTIONS:


o     You purchase the contract with a payment of $100,000.

o     You are the sole owner and also the annuitant. You are age 68.

o     You make no additional payments to the contract.

o Automatic annual step-ups are applied each anniversary when available, where the contract value is greater than the RBA and/or 6% of the contract value is greater than the ALP. Applied annual step-ups are indicated in BOLD.

                                        HYPOTHETICAL
CONTRACT                                  ASSUMED                  BASIC WITHDRAWAL BENEFIT              LIFETIME WITHDRAWAL BENEFIT
DURATION      PURCHASE      PARTIAL       CONTRACT                 ------------------------              ---------------------------
IN YEARS      PAYMENTS    WITHDRAWALS      VALUE          GBA            RBA           GBP        RBP          ALP         RALP
------------------------------------------------------------------------------------------------------------------------------------
 At Issue    $ 100,000     $    N/A      $  100,000    $ 100,000      $ 100,000      $ 7,000    $ 7,000      $ 6,000      $ 6,000
 1                   0            0         105,000      105,000        105,000        7,350      7,000(1)     6,300        6,000(1)
 2                   0            0         110,000      110,000        110,000        7,700      7,000(1)     6,600        6,000(1)
 3                   0            0         110,000      110,000        110,000        7,700      7,700(2)     6,600        6,600(2)
 3.5                 0        6,600         110,000      110,000        103,400        7,700      1,100        6,600            0
 4                   0            0         115,000      115,000        115,000        8,050      8,050        6,900        6,900
 4.5                 0        8,050         116,000      115,000        106,950        8,050          0        6,900(3)         0
 5                   0            0         120,000      120,000        120,000        8,400      8,400        7,200        7,200
 5.5                 0       10,000         122,000      120,000(4)     110,000(4)     8,400          0        7,200(4)         0
 6                   0            0         125,000      125,000        125,000        8,750      8,750        7,500        7,500


At this point, assuming no additional activity (step ups, excess withdrawals, purchase payments, spousal continuation or contract ownership change), you can continue to withdraw up to either the GBP of $8,750 each year until the RBA is reduced to zero, or the ALP of $7,500 each year until the later of your death or the RBA is reduced to zero.

(1) The annual step-up has not been applied to the RBP or RALP because any withdrawal after step up during the waiting period would reverse any prior step ups prior to determining if the withdrawal is excess. Therefore, during the waiting period, the RBP is the amount you can withdraw without incurring the GBA and RBA excess withdrawal processing, and the RALP is the amount you can withdraw without incurring the ALP excess withdrawal processing.

(2) On the third anniversary (after the end of the waiting period), the RBP and RALP are set equal to the GBP and ALP, respectively.

(3) The $8,050 withdrawal is greater than the $6,900 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or 6% of the contract value following the withdrawal.

(4) The $10,000 withdrawal is greater than both the $8,400 RBP allowed under the basic withdrawal benefit and the $7,200 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the GBA, RBA, and ALP. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal. The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or 6% of the contract value following the withdrawal.


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RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -
ISSUED BY RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK - PROSPECTUS  81

APPENDIX E: GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(SM) RIDER --
ADDITIONAL RMD DISCLOSURE

This appendix describes our current administrative practice for determining the amount of withdrawals in any contract year which an owner may take under the Guarantor Withdrawal Benefit for Life(SM) rider to satisfy the RMD rules under 401(a)(9) of the Code without application of the excess withdrawal processing described in the rider. We reserve the right to discontinue this administrative practice at any time upon 30 days' written notice to you.


For owners subject to RMD rules under Section 401(a)(9) amounts you withdraw to satisfy these rules will not prompt excess withdrawal processing, subject to the following rules:

(1) If on the date we calculated your Annual Life Expectancy Required Minimum Distribution Amount (ALERMDA), it is greater than the RBP from the beginning of the current contract year,

      o Basic Additional Benefit Amount (BABA) will be set equal to that portion of your ALERMDA that exceeds the RBP from the beginning of the current contract year.

      o Any withdrawals taken in a contract year will count first against and reduce the RBP for that contract year.

      o Once the RBP for the current contract year has been depleted, any additional amounts withdrawn will count against and reduce the BABA. These withdrawals will not be considered excess withdrawals with regard to the GBA and RBA as long as they do not exceed the remaining BABA.

      o Once the BABA has been depleted, any additional withdrawal amounts will be considered excess withdrawals with regard to the GBA and RBA and will subject them all to the excess withdrawal processing described in the Guarantor Withdrawal Benefit for Life(SM) rider.

(2) If on the date we calculated your ALERMDA, it is greater than the RALP from the beginning of the current Contract Year,

      o A Lifetime Additional Benefit Amount (LABA) will be set equal to that portion of your ALERMDA that exceeds the RALP from the beginning of the current contract year.

      o Any withdrawals taken in a contract year will count first against and reduce the RALP for that contract year.

      o Once the RALP for the current contract year has been depleted, any additional amounts withdrawn will count against and reduce the LABA. These withdrawals will not be considered excess withdrawals with regard to the ALP as long as they do not exceed the remaining LABA.

      o Once the LABA has been depleted, any additional withdrawal amounts will be considered excess withdrawals with regard to the ALP and will subject the ALP to the excess withdrawal processing described by the Guarantor Withdrawal Benefit for Life(SM) rider.

(3) If the ALP is established on a policy anniversary where your current ALERMDA is greater than the new RALP,

      o An initial LABA will be set equal to that portion of your ALERMDA that exceeds the new RALP.

      o This new LABA will be immediately reduced by the amount that total withdrawals in the current calendar year exceed the new RALP, but shall not be reduced to less than zero.

The Annual Life Expectancy Required Minimum Distribution Amount (ALERMDA) is:

(1)   determined by us each calendar year;

(2) based solely on the value of the contract to which the Guarantor(SM) Withdrawal Benefit for Life(SM) rider is attached as of the date we make the determination; and


(3) is otherwise based on the company's understanding and interpretation of the requirements for life expectancy distributions intended to satisfy the required minimum distribution rules under Code Section 401(a)(9) and the Treasury Regulations promulgated thereunder, as applicable on the effective date of this prospectus, to:


            1.    an individual retirement annuity (Section 408(b));

            2.    a Roth individual retirement account (Section 408A);

            3.    a Simplified Employee Pension plan (Section 408(k));

            4.    a tax-sheltered annuity rollover (Section 403(b)).


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82  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -
    ISSUED BY RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK - PROSPECTUS

In the future, the requirements under the Code for such distributions may change and the life expectancy amount calculation provided under your Guarantor Withdrawal Benefit for Life(SM) rider may not be sufficient to satisfy the requirements under the Code for these types of distributions. In such a situation, amounts withdrawn to satisfy such distribution requirements will exceed your available RBP or RALP amount and may result in the reduction of your GBA, RBA, and/or ALP as described under the excess withdrawal provision of the rider.

In cases where the Code does not allow the life expectancy of a natural person to be used to calculate the required minimum distribution amount (e.g., ownership by a trust or a charity), we will calculate the life expectancy RMD amount calculated by us as zero in all years. The life expectancy required minimum distribution amount calculated by us will also equal zero in all years.


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RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -
ISSUED BY RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK - PROSPECTUS  83

APPENDIX F: PURCHASE PAYMENT CREDITS FOR ELIGIBLE CONTRACTS

Contracts with a seven-year withdrawal charge schedule purchased before June 19, 2006 will receive a purchase payment credit for any purchase payment made to the contract.

We apply a credit to your contract of 1% of your current purchase payment. We apply this credit immediately. We allocate the credit to the one-year fixed account and the subaccounts in the same proportions as your purchase payment.

We will reverse credits from the contract value for any purchase payment that is not honored (if, for example, your purchase payment check is returned for insufficient funds).

Because of higher charges, there may be circumstances where you may be worse off for having received the credit than in other contracts. All things being equal (such as guarantee availability or fund performance and availability), this may occur if you hold your contract for 15 years or more. This also may occur if you make a full withdrawal in the first seven years. You should consider these higher charges and other relevant factors before you buy this contract or before you exchange a contract you currently own for this contract.

This credit is made available through revenue from higher withdrawal charges and contract administrative charges than would otherwise be charged. In general, we do not profit from the higher charges assessed to cover the cost of the purchase payment credit. We use all the revenue from these higher charges to pay for the cost of the credits. However, we could profit from the higher charges if market appreciation is higher than expected or if contract owners hold their contracts for longer than expected.



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84  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -
    ISSUED BY RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK - PROSPECTUS

APPENDIX G: ASSET ALLOCATION PROGRAM FOR CONTRACTS PURCHASED BEFORE
JUNE 19, 2006

ASSET ALLOCATION PROGRAM

For contracts purchased before June 19, 2006, we offered an asset allocation program called Portfolio Navigator. You could elect to participate in the asset allocation program, and there is no additional charge. If you purchased an optional Accumulation Protector Benefit(SM) rider, Guarantor(SM) Withdrawal Benefit rider or Income Assurer Benefit(SM) rider, you are required to participate in the asset allocation program under the terms of the rider.

This asset allocation program allows you to allocate your contract value to a model portfolio that consists of subaccounts and may include the one-year fixed account (if available under the asset allocation program), which represent various asset classes. By spreading your contract value among these various asset classes, you may be able to reduce the volatility in your contract value, but there is no guarantee that this will occur.

Asset allocation does not guarantee that your contract will increase in value nor will it protect against a decline in value if market prices fall. If you choose or are required to participate in the asset allocation program, you are responsible for determining which model portfolio is best for you. Your investment professional can help you make this determination. In addition, your investment professional may provide you with an investor questionnaire, a tool that can help you determine which model portfolio is suited to your needs based on factors such as your investment goals, your tolerance for risk, and how long you intend to invest.

Currently, there are five model portfolios ranging from conservative to aggressive. You may not use more than one model portfolio at a time. You are allowed to request a change to another model portfolio twice per contract year. Each model portfolio specifies allocation percentages to each of the subaccounts and/or the one-year fixed account that make up that model portfolio. By participating in the asset allocation program, you authorize us to invest your contract value in the subaccounts and/or one-year fixed account (if included) according to the allocation percentages stated for the specific model portfolio you have selected. You also authorize us to automatically rebalance your contract value quarterly beginning three months after the effective date of your contract in order to maintain alignment with the allocation percentages specified in the model portfolio.

Under the asset allocation program, the subaccounts and/or the one-year fixed account (if included) that make up the model portfolio you selected and the allocation percentages to those subaccounts and/or the one-year fixed account (if included) will not change unless we adjust the composition of the model portfolio to reflect the liquidation, substitution or merger of an underlying fund, a change of investment objective by an underlying fund or when an underlying fund stops selling its shares to the variable account. We reserve the right to change the terms and conditions of the asset allocation program upon written notice to you.

If permitted under applicable securities law, we reserve the right to:

o reallocate your current model portfolio to an updated version of your current model portfolio; or

o     substitute a fund of funds for your current model portfolio.

We also reserve the right to discontinue the asset allocation program. We will give you 30 days' written notice of any such change.

If you elected to participate in the asset allocation program, you may discontinue your participation in the program at any time by giving us written notice. Upon cancellation, automated rebalancing associated with the asset allocation program will end. You can elect to participate in the asset allocation program again at any time.



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APPENDIX H: GUARANTOR(SM) WITHDRAWAL BENEFIT DISCLOSURE

GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER

The Guarantor(SM) Withdrawal Benefit is an optional benefit that was offered for an additional annual charge if(1):

o     you purchased your contract prior to June 19, 2006(2); and

o you and the annuitant were 79 or younger on the date the contract was issued.

(1) The Guarantor(SM) Withdrawal Benefit is not available under an inherited qualified annuity.

(2) This rider is no longer available for purchase. See the Guarantor Withdrawal Benefit for Life(SM) section in this prospectus for information about the currently offered version of this benefit. See the rider attached to your contract for the actual terms of the benefit you purchased.


You must elect the Guarantor(SM) Withdrawal Benefit rider when you purchase your contract (original rider). This benefit may not be available in your state. The original rider you receive at contract issue offers an elective annual step-up and any withdrawal after a step up during the first three years is considered an excess withdrawal, as described below. The rider effective date of the original rider is the contract issue date.

We will offer you the option of replacing the original rider with a new Guarantor(SM) Withdrawal Benefit (enhanced rider), if available in your state. The enhanced rider offers an automatic annual step-up and a withdrawal after a step up during the first three years is not necessarily an excess withdrawal, as described below. The effective date of the enhanced rider will be the contract issue date except for the automatic step-up which will apply to contract anniversaries that occur after you accept the enhanced rider. The descriptions below apply to both the original and enhanced riders unless otherwise noted.

The Guarantor(SM) Withdrawal Benefit initially provides a guaranteed minimum withdrawal benefit that gives you the right to take limited partial withdrawals in each contract year that over time will total an amount equal to your purchase payments plus any purchase payment credits. Certain withdrawals and step ups, as described below, can cause the initial guaranteed withdrawal benefit to change. The guarantee remains in effect if your partial withdrawals in a contract year do not exceed the allowed amount. As long as your withdrawals in each contract year do not exceed the allowed amount, you will not be assessed a withdrawal charge. Under the original rider, the allowed amount is the Guaranteed Benefit Payment (GBP - the amount you may withdraw under the terms of the rider in each contract year, subject to certain restrictions prior to the third contract anniversary, as described below). Under the enhanced rider, the allowed amount is equal to 7% of purchase payments and purchase payment credits for the first three years, and the GBP in all other years.

If you withdraw an amount greater than the allowed amount in a contract year, we call this an "excess withdrawal" under the rider. If you make an excess withdrawal under the rider:

o withdrawal charges, if applicable, will apply only to the amount of the withdrawal that exceeds the allowed amount;

o     the guaranteed benefit amount will be adjusted as described below; and

o     the remaining benefit amount will be adjusted as described below.


For a partial withdrawal that is subject to a withdrawal charge, the amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge (see "Charges --Withdrawal Charge"). We pay you the amount you request. Any partial withdrawals you take under the contract will reduce the value of the death benefits (see "Benefits in Case of Death"). Upon full withdrawal of the contract, you will receive the remaining contract value less any applicable charges (see "Withdrawals").

Once elected, the Guarantor(SM) Withdrawal Benefit rider may not be cancelled and the fee will continue to be deducted until the contract is terminated, the contract value reduces to zero (described below) or annuity payouts begin. If you select the Guarantor(SM) Withdrawal Benefit rider, you may not select an Income Assurer Benefit(SM) rider or the Accumulation Protector Benefit(SM) rider. If you exercise the annual step up election (see "Elective Step Up" and "Annual Step Up" below), the special spousal continuation step up election (see "Spousal Continuation and Special Spousal Continuation Step Up" below) or change your Portfolio Navigator model portfolio, the rider charge may change (see "Charges").


You should consider whether the Guarantor(SM) Withdrawal Benefit is appropriate for you because:


o LIMITATIONS ON TSAS: Your right to take withdrawals is restricted if your contract is a TSA (see "TSA -- Special Withdrawal Provisions"). Therefore, the Guarantor(SM) Withdrawal Benefit rider may be of limited value to you. You should consult your tax advisor before you select this optional rider if you have any questions about the use of this rider in your tax situation;

o LIMITATIONS ON PURCHASE PAYMENTS: We limit the cumulative amount of additional purchase payments to $100,000.

o INTERACTION WITH THE TOTAL FREE AMOUNT (TFA) CONTRACT PROVISION: The TFA is the amount you are allowed to withdraw in each contract year without incurring a withdrawal charge (see "Charges -- Withdrawal Charge"). The TFA may be greater than GBP under this rider. Any amount you withdraw in a contract year under the contract's TFA provision that exceeds the GBP is subject to the excess withdrawal procedures for the GBA and RBA described below.



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You should consult your tax advisor if you have any questions about the use of this rider in your tax situation:


o TAX CONSIDERATIONS FOR NON-QUALIFIED ANNUITIES: Withdrawals before age 59 1/2 may incur a 10% IRS early withdrawal penalty and may be considered taxable income;


o TAX CONSIDERATIONS FOR QUALIFIED ANNUITIES: Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). If you have a qualified annuity, you may need to take an RMD. If you make a withdrawal in any contract year to satisfy an RMD, this may constitute an excess withdrawal, as defined below, and the excess withdrawal procedures described below will apply. Under the terms of the enhanced rider, we allow you to satisfy the RMD based on the life expectancy RMD for your contract and the requirements of the Code and regulations in effect when you purchase your contract, without the withdrawal being treated as an excess withdrawal.

      For owners subject to RMD rules under Section 401(a)(9), our current administrative practice is to allow amounts you withdraw to satisfy these rules without applying prompt excess withdrawal processing under the terms of the rider, subject to the following rules:


      (1) If your Annual Life Expectancy Required Minimum Distribution Amount (ALERMDA) is greater than the RBP from the beginning of the current contract year, an Additional Benefit Amount (ABA) will be set equal to that portion of your ALERMDA that exceeds the RBP.

      (2) Any withdrawals taken in a contract year will count first against and reduce the RBP for that contract year.

      (3) Once the RBP for the current contract year has been depleted, any additional amounts withdrawn will count against and reduce any ABA. These withdrawals will not be considered excess withdrawals as long as they do not exceed the remaining ABA.

      (4) Once the ABA has been depleted, any additional withdrawal amounts will be considered excess withdrawals and will initiate the excess withdrawal processing described in the Guarantor(SM) Withdrawal Benefit rider.

      The Annual Life Expectancy Required Minimum Distribution Amount (ALERMDA) is:

      (1)   determined by us each calendar year;

      (2) based solely on the value of the contract to which the Guarantor(SM) Withdrawal Benefit rider is attached as of the date we make the determination; and

      (3) based on the company's understanding and interpretation of the requirements for life expectancy distributions intended to satisfy the required minimum distribution rules under Section 401(a)(9) and the Treasury Regulations promulgated thereunder, as applicable, on the effective date of this prospectus to:

            1.    an individual retirement annuity (Section 408(b));

            2.    a Roth individual retirement account (Section 408A);

            3.    a Simplified Employee Pension plan (Section 408(k));

            4.    a tax-sheltered annuity rollover (Section 403(b)).


We reserve the right to discontinue our administrative practice described above and will give you 30 days' written notice of any such change.


In the future, the requirements under the Code for such distributions may change and the life expectancy amount calculation provided under your Guarantor(SM) Withdrawal Benefit rider may not be sufficient to satisfy the requirements under the Code for these types of distributions. In such a situation, amounts withdrawn to satisfy such distribution requirements will exceed your RBP amount and may result in the reduction of your GBA and RBA as described under the excess withdrawal provision of the rider.


RMD rules follow the calendar year which most likely does not coincide with your contract year and therefore may limit when you can take your RMD and not be subject to excess withdrawal processing.


In cases where the Code does not allow the life expectancy of a natural person to be used to calculate the required minimum distribution amount (e.g. ownership by a trust or a charity), we will calculate the life expectancy RMD amount calculated by us as zero in all years. The life expectancy required minimum distribution amount calculated by us will also equal zero in all years.


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THE TERMS "GUARANTEED BENEFIT AMOUNT" AND "REMAINING BENEFIT AMOUNT" ARE
DESCRIBED BELOW. EACH IS USED IN THE OPERATION OF THE GBP, THE RBP, THE ELECTIVE STEP UP, THE ANNUAL STEP UP, THE SPECIAL SPOUSAL CONTINUATION STEP UP AND THE GUARANTOR(SM) WITHDRAWAL BENEFIT ANNUITY PAYOUT OPTION.

GUARANTEED BENEFIT AMOUNT

The Guaranteed Benefit Amount (GBA) is equal to the initial purchase payment, plus any purchase payment credits, adjusted for subsequent purchase payments, any purchase payment credits, partial withdrawals in excess of the GBP, and step ups. The maximum GBA is $5,000,000.

The GBA is determined at the following times:

o At contract issue -- the GBA is equal to the initial purchase payment, plus any purchase payment credit;

o When you make additional purchase payments -- each additional purchase payment plus any purchase payment credit has its own GBA equal to the amount of the purchase payment plus any purchase payment credit. The total GBA when an additional purchase payment and purchase payment credit are added is the sum of the individual GBAs immediately prior to the receipt of the additional purchase payment, plus the GBA associated with the additional purchase payment;

o At step up -- (see "Elective Step Up" and "Annual Step Up" headings below).

o     When you make a partial withdrawal:

      a) and all of your withdrawals in the current contract year, including the current withdrawal, are less than or equal to the GBP -- the GBA remains unchanged. Note that if the partial withdrawal is taken during the first three years, the GBA and the GBP are calculated after the reversal of any prior step ups;

      b) and all of your withdrawals in the current contract year, including the current withdrawal, are greater than the GBP -- THE FOLLOWING EXCESS WITHDRAWAL PROCEDURE WILL BE APPLIED TO THE GBA. Note that if the partial withdrawal is taken during the first three years, the GBA and the GBP are calculated after the reversal of any prior step ups;

      c) under the original rider in a contract year after a step up but before the third contract anniversary -- THE FOLLOWING EXCESS WITHDRAWAL PROCEDURE WILL BE APPLIED TO THE GBA. Note that if the partial withdrawal is taken during the first three years, the GBA and the GBP are calculated after the reversal of any prior step ups;

GBA EXCESS WITHDRAWAL PROCEDURE

The total GBA will automatically be reset to the lesser of (a) the total GBA immediately prior to the withdrawal; or (b) the contract value immediately following the withdrawal. If there have been multiple purchase payments, each payment's GBA after the withdrawal will be reset to equal that payment's RBA after the withdrawal plus (a) times (b), where:

(a) is the ratio of the total GBA after the withdrawal less the total RBA after the withdrawal to the total GBA before the withdrawal less the total RBA after the withdrawal; and

(b) is each payment's GBA before the withdrawal less that payment's RBA after the withdrawal.

REMAINING BENEFIT AMOUNT

The remaining benefit amount (RBA) at any point is the total guaranteed amount available for future partial withdrawals. The maximum RBA is $5,000,000.

The RBA is determined at the following times:

o At contract issue -- the RBA is equal to the initial purchase payment plus any purchase payment credit;

o When you make additional purchase payments -- each additional purchase payment plus any purchase payment credit has its own RBA equal to the amount of the purchase payment plus any purchase payment credit. The total RBA when an additional purchase payment and purchase payment credit are added is the sum of the individual RBAs immediately prior to the receipt of the additional purchase payment, plus the RBA associated with the additional payment;

o At step up -- (see "Elective Step Up" and "Annual Step Up" headings below).

o     When you make a partial withdrawal:

      a) and all of your withdrawals in the current contract year, including the current withdrawal, are less than or equal to the GBP -- the RBA becomes the RBA immediately prior to the partial withdrawal, less the partial withdrawal. Note that if the partial withdrawal is taken during the first three years, the RBA and the GBP are calculated after the reversal of any prior step ups;

      b) and all of your withdrawals in the current contract year, including the current withdrawal, are greater than the GBP -- THE FOLLOWING EXCESS WITHDRAWAL PROCEDURE WILL BE APPLIED TO THE RBA. Note that if the partial withdrawal is taken during the first three years, the RBA and the GBP are calculated after the reversal of any prior step ups;

      c) under the original rider after a step up but before the third contract anniversary -- THE FOLLOWING EXCESS WITHDRAWAL PROCEDURE WILL BE APPLIED TO THE RBA. Note that if the partial withdrawal is taken during the first three years, the RBA and the GBP are calculated after the reversal of any prior step ups;


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RBA EXCESS WITHDRAWAL PROCEDURE

The RBA will automatically be reset to the lesser of (a) the contract value immediately following the withdrawal, or (b) the RBA immediately prior to the withdrawal, less the amount of the withdrawal.

If there have been multiple purchase payments, any reduction of the RBA will be taken out of each payment's RBA in the following manner:

The withdrawal amount up to the remaining benefit payment (defined below) is taken out of each RBA bucket in proportion to its remaining benefit payment at the time of the withdrawal; and the withdrawal amount above the remaining benefit payment and any amount determined by the excess withdrawal procedure are taken out of each RBA bucket in proportion to its RBA at the time of the withdrawal.

GUARANTEED BENEFIT PAYMENT


Under the original rider, the GBP is the amount you may withdraw under the terms of the rider in each contract year, subject to certain restrictions prior to the third anniversary.


Under the enhanced rider, the GBP is the withdrawal amount that you are entitled to take each contract year after the third anniversary until the RBA is depleted.


Under the original rider, the GBP is equal to 7% of the GBA. Under the enhanced rider, the GBP is the lesser of (a) 7% of the GBA, or (b) the RBA. Under both the original and enhanced riders, if you withdraw less than the GBP in a contract year, there is no carry over to the next contract year.

REMAINING BENEFIT PAYMENT


Under the original rider, at the beginning of each contract year, the remaining benefit payment (RBP) is set as the lesser of (a) the GBP, or (b) the RBA.

Under the enhanced rider, at the beginning of each contract year, during the first three years and prior to any withdrawal, the RBP for each purchase payment is set equal to that purchase payment plus any purchase payment credit, multiplied by 7%. At the beginning of any other contract year, each individual RBP is set equal to each individual GBP.

Each additional purchase payment has its own RBP established equal to that payment's GBP. The total RBP is equal to the sum of the individual RBPs.

Whenever a partial withdrawal is made, the RBP equals the RBP immediately prior to the partial withdrawal less the amount of the partial withdrawal, but not less than zero.

ELECTIVE STEP UP (UNDER THE ORIGINAL RIDER ONLY)

You have the option to increase the RBA, the GBA, the GBP and the RBP beginning with the first contract anniversary. An annual elective step up option is available for 30 days after the contract anniversary. The elective step up option allows you to step up the remaining benefit amount and guaranteed benefit amount to the contract value on the valuation date we receive your written request to step up.

The elective step up is subject to the following rules:

o If you do not take any withdrawals during the first three contract years, you may step up annually beginning with the first contract anniversary;

o If you take any withdrawals during the first three contract years, the annual elective step up will not be available until the third contract anniversary;

o If you step up on the first or second contract anniversary but then take a withdrawal prior to the third contract anniversary, you will lose any prior step ups and the withdrawal will be considered an excess withdrawal subject to the GBA and RBA excess withdrawal procedures discussed under the "Guaranteed Benefit Amount" and "Remaining Benefit Amount" headings above; and

o You may take withdrawals on or after the third contract anniversary without reversal of previous step ups.


You may elect a step up only once each contract year within 30 days after the contract anniversary. Once a step up has been elected, another step up may not be elected until the next contract anniversary.



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You may only step up if your contract value on the valuation date we receive your written request to step up is greater than the RBA. The elective step up will be determined as follows:


o The effective date of the elective step up is the valuation date we receive your written request to step up.

o The RBA will be increased to an amount equal to the contract value on the valuation date we receive your written request to step up.

o The GBA will be increased to an amount equal to the greater of (a) the GBA immediately prior to the elective step up; or (b) the contract value on the valuation date we receive your written request to step up.

o The GBP will be increased to an amount equal to the greater of (a) the GBP immediately prior to the elective step up; or (b) 7% of the GBA after the elective step up.

o The RBP will be increased to the lesser of (a) the RBA after the elective step up; or (b) the GBP after the elective step up less any withdrawals made during that contract year.


ANNUAL STEP UP (UNDER THE ENHANCED RIDER ONLY)


Beginning with the first contract anniversary after you accept the enhanced rider, an increase of the RBA, the GBA, the GBP and the RBP may be available. A step up does not create contract value, guarantee performance of any investment options, or provide a benefit that can be withdrawn or paid upon death. Rather, a step up determines the current values of the GBA, RBA, GBP, and RBP, and may extend the payment period or increase allowable payment.

The annual step up is subject to the following rules:

o The annual step up is available when the RBA would increase on the step up date. The applicable step up date depends on whether the annual step up is applied on an automatic or elective basis.

o If the application of the step does not increase the rider charge, the annual step up will be automatically applied to your contract and the step up date is the contract anniversary date.

o If the application of the step up would increase the rider charge, the annual step up is not automatically applied. Instead, you have the option to step up for 30 days after the contract anniversary. If you exercise the elective annual step up option, you will pay the rider charge in effect on the step up date. If you wish to exercise the elective annual step up option, we must receive a request from you or your investment professional. The step up date is the date we receive your request to step up. If your request is received after the close of business, the step up date will be the next valuation day.

o     Only one step up is allowed each contract year.

o If you take any withdrawals during the first three contract years, any previously applied step ups will be reversed and the annual step up will not be available until the third contract anniversary;

o You may take withdrawals on or after the third contract anniversary without reversal of previous step ups.

The annual step up will be determined as follows:

o The RBA will be increased to an amount equal to the contract value on the step up date.

o The GBA will be increased to an amount equal to the greater of (a) the GBA immediately prior to the annual step up; or (b) the contract value on the step up date.

o The GBP will be calculated as described earlier, but based on the increased GBA and RBA.

o     The RBP will be reset as follows:

      (a) Prior to any withdrawals during the first three years, the RBP will not be affected by the step up.


      (b) At any other time, the RBP will be reset as the increased GBP less all prior withdrawals made during the current contract year, but not less than zero.

SPOUSAL CONTINUATION AND SPECIAL SPOUSAL CONTINUATION STEP UP

If a surviving spouse elects to continue the contract, this rider also continues. The spousal continuation step up is in addition to the elective step up or the annual step up. When a spouse elects to continue the contract, any rider feature processing particular to the first three years of the contract as described in this prospectus no longer applies. The GBA, RBA and GBP values remain unchanged. The RBP is automatically reset to the GBP less all prior withdrawals made in the current contract year, but not less than zero.

A surviving spouse may elect a spousal continuation step up by written request within 30 days following the spouse's election to continue the contract. This step up may be made even if withdrawals have been taken under the contract during the first three years. Under this step up, the RBA will be reset to the greater of the RBA or the contract value on the valuation date we receive the spouse's written request to step up; the GBA will be reset to the greater of the GBA or the contract value on the same valuation date. If a spousal continuation step up is elected and we have increased the charge for the rider for new contract owners, the spouse will pay the charge that is in effect on the valuation date we receive the written request to step up.


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It is our current administrative practice to process the spousal continuation step up as described in the next paragraph; however, we reserve the right to discontinue our administrative practice and will give you 30 days' written notice of any such change.

At the time of spousal continuation, a step-up may be available. All annual step-up rules (see "Annual Step-Up" heading above), other than those that apply to the waiting period, also apply to the spousal continuation step-up. If the spousal continuation step-up is processed automatically, the step-up date is the valuation date spousal continuation is effective. If not, the spouse must elect the step up and must do so within 30 days of the spousal continuation date. If the spouse elects the spousal continuation step up, the step-up date is the valuation date we receive the spouse's written request to step-up if we receive the request by the close of business on that day, otherwise the next valuation date.

GUARANTEED WITHDRAWAL BENEFIT ANNUITY PAYOUT OPTION

Several annuity payout plans are available under the contract. As an alternative to these annuity payout plans, a fixed annuity payout option is available under the Guarantor(SM) Withdrawal Benefit.


Under this option the amount payable each year will be equal to the future schedule of GBPs, but the total amount paid over the life of the annuity will not exceed the current total RBA at the time you begin this fixed annuity option. These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at that time but will be no less frequent than annually. If, at the death of the owner, total payments have been made for less than the RBA, the remaining payments will be paid to the beneficiary (see "The Annuity Payout Period" and "Taxes").

This annuity payout option may also be elected by the beneficiary of a contract as a settlement option. Whenever multiple beneficiaries are designated under the contract, each such beneficiary's share of the proceeds if they elect this option will be in proportion to their applicable designated beneficiary percentage. Beneficiaries of nonqualified contracts may elect this settlement option subject to the distribution requirements of the contract. We reserve the right to adjust the future schedule of GBPs if necessary to comply with the Code.

IF CONTRACT VALUE REDUCES TO ZERO

If the contract value reduces to zero and the RBA remains greater than zero, the following will occur:

o     you will be paid according to the annuity payout option described above;

o     we will no longer accept additional purchase payments;

o     you will no longer be charged for the rider;

o     any attached death benefit riders will terminate; and

o the death benefit becomes the remaining payments under the annuity payout option described above.

If the contract value falls to zero and the RBA is depleted, the Guarantor(SM) Withdrawal Benefit rider and the contract will terminate.


EXAMPLE OF THE GUARANTOR(SM) WITHDRAWAL BENEFIT


ASSUMPTION:

o     You purchase the contract with a payment of $100,000 on May 1, 2007.

      The Guaranteed Benefit Amount (GBA) equals your purchase payment:                   $100,000
      The Guaranteed Benefit Payment (GBP) equals 7% of your GBA:
         0.07 x $100,000 =                                                                $  7,000

      The Remaining Benefit Amount (RBA) equals your purchase payment:                    $100,000

      On May 1, 2008 the contract value grows to $110,000. You decide to step up your benefit.
      The RBA equals 100% of your contract value:                                         $110,000
      The GBA equals 100% of your contract value:                                         $110,000
      The GBP equals 7% of your stepped-up GBA:
         0.07 x $110,000 =                                                                $  7,700

      On Nov. 1, 2010 you decide to take a partial withdrawal of $7,700.
      You took a partial withdrawal equal to your GBP, so your RBA equals the prior RBA less the amount of the partial withdrawal:
         $110,000 - $7,700 =                                                              $102,300

      The GBA equals the GBA immediately prior to the partial withdrawal:                 $110,000
      The GBP equals 7% of your GBA:
         0.07 x $110,000 =                                                                $  7,700


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
      On May 1, 2011 you make an additional purchase payment of $50,000.
      The new RBA for the contract is equal to your prior RBA plus 100% of the additional purchase payment:
         $102,300 + $50,000 =                                                             $152,300

      The new GBA for the contract is equal to your prior GBA plus 100% of the additional purchase payment:
         $110,000 + $50,000 =                                                             $160,000

      The new GBP for the contract is equal to your prior GBP plus 7% of the additional purchase payment:
         $7,700 + $3,500 =                                                                $ 11,200

      On May 1, 2012 your contract value grows to $200,000. You decide to step up your benefit.
      The RBA equals 100% of your contract value:                                         $200,000
      The GBA equals 100% of your contract value:                                         $200,000
      The GBP equals 7% of your stepped-up GBA:
         0.07 x $200,000 =                                                                $ 14,000

      On Nov. 1, 2013 your contract value grows to $230,000. You decide to take a partial withdrawal of $20,000. You took more than your GBP of $14,000 so your RBA gets reset to the lesser of:

         (1) your contract value immediately following the partial withdrawal;
               $230,000 - $20,000 =                                                       $210,000

         OR

         (2) your prior RBA less the amount of the partial withdrawal.
               $200,000 - $20,000 =                                                       $180,000

      Reset RBA = lesser of (1) or (2) =                                                  $180,000

      The GBA gets reset to the lesser of:

         (1) your prior GBA                                                               $200,000

         OR

         (2) your contract value immediately following the partial withdrawal;
               $230,000 - $20,000 =                                                       $210,000

      Reset GBA = lesser of (1) or (2) =                                                  $200,000

      The Reset GBP is equal to 7% of your Reset GBA:
         0.07 x $200,000 =                                                                $ 14,000

      On Nov. 1, 2014 your contract value falls to $175,000. You decide to take a partial withdrawal of $25,000. You took more than your GBP of $14,000 so your RBA gets reset to the lesser of:

         (1) your contract value immediately following the partial withdrawal;
               $175,000 - $25,000 =                                                       $150,000

         OR

         (2) your prior RBA less the amount of the partial withdrawal.
               $180,000 - $25,000 =                                                       $155,000

      Reset RBA = lesser of (1) or (2) =                                                  $150,000

      The GBA gets reset to the lesser of:

         (1) your prior GBA;                                                              $200,000

         OR

         (2) your contract value immediately following the partial withdrawal;
               $175,000 - $25,000 =                                                       $150,000

      Reset GBA = lesser of (1) or (2) =                                                  $150,000

      The Reset GBP is equal to 7% of your Reset GBA:
         0.07 x $150,000 =                                                                $ 10,500


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92  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -
    ISSUED BY RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK - PROSPECTUS

APPENDIX I: INCOME ASSURER BENEFIT(SM) RIDERS


INCOME ASSURER BENEFIT(SM) RIDERS


The following three optional Income Assurer Benefit(SM) riders were available under your contract if you purchased your contract prior to May 1, 2007. These riders are no longer available for purchase.


o     Income Assurer Benefit(SM) - MAV;

o     Income Assurer Benefit(SM) - 5% Accumulation Benefit Base; or

o     Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit
      Base.

The Income Assurer Benefit(SM) riders are intended to provide you with a guaranteed minimum income regardless of the volatility inherent in the investments in the subaccounts. The riders benchmark the contract growth at each anniversary against several comparison values and set the guaranteed income benefit base (described below) equal to the largest value. The guaranteed income benefit base, less any applicable premium tax, is the value we apply to the guaranteed annuity purchase rates stated in Table B of the contract to calculate the minimum annuity payouts you will receive if you exercise the rider. If the guaranteed income benefit base is greater than the contract value, the guaranteed income benefit base may provide a higher annuity payout level than is otherwise available. However, the riders use guaranteed annuity purchase rates which may result in annuity payouts that are less than those using the annuity purchase rates that we may apply at annuitization under the standard contract provisions. Therefore, the level of income provided by the riders may be less than the contract otherwise provides. If the annuity payouts through the standard contract provisions are more favorable than the payouts available through the riders, you will receive the higher standard payout option. The guaranteed income benefit base does not create contract value or guarantee the performance of any investment option.


The general information in this section applies to each Income Assurer Benefit(SM) rider.

HERE ARE SOME GENERAL TERMS THAT ARE USED TO DESCRIBE THE INCOME ASSURER BENEFIT(SM) RIDERS IN THE SECTIONS BELOW:


GUARANTEED INCOME BENEFIT BASE: The guaranteed income benefit base is the value that will be used to determine minimum annuity payouts when the rider is exercised. It is an amount we calculate, depending on the Income Assurer Benefit(SM) rider you choose, that establishes a benefit floor. When the benefit floor amount is greater than the contract value, there may be a higher annuitization payout than if you annuitized your contract without the Income Assurer Benefit(SM). Your annuitization payout will never be less than that provided by your contract value.


EXCLUDED INVESTMENT OPTIONS: These investment options are listed in your contract under contract data and will include the RiverSource Variable Portfolio - Cash Management Fund and/or the one-year fixed account. Excluded investment options are not used in the calculation of this riders' variable account floor for the Income Assurer Benefit(SM) - 5% Accumulation Benefit Base and the Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit Base.


EXCLUDED PAYMENTS: These are purchase payments and any purchase payment credits paid in the last five years before exercise of the benefit which we will exclude from the calculation of the guaranteed income benefit base whenever they equal $50,000 or more, or if they equal 25% or more of total purchase payments and any purchase payment credits.

PROPORTIONATE ADJUSTMENTS FOR PARTIAL WITHDRAWALS: These are calculated as the product of (a) times (b) where:

(a) is the ratio of the amount of the partial withdrawal (including any withdrawal charges or MVA) to the contract value on the date of (but prior to) the partial withdrawal; and

(b)   is the benefit on the date of (but prior to) the partial withdrawal.

PROTECTED INVESTMENT OPTIONS: All investment options available under this contract that are not defined as Excluded Investment options under contract data are known as protected investment options for purposes of this rider and are used in the calculation of the variable account floor for the Income Assurer Benefit(SM) - 5% Accumulation Benefit Base and the Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit Base.

WAITING PERIOD: This rider can only be exercised after the expiration of a 10-year waiting period. The 10-year waiting period will be restarted if you elect to change your model portfolio to one that causes the rider charge to increase more than 0.20% whenever the remaining waiting period just prior to the change is less than three years (see "Charges -- Income Assurer Benefit(SM)").


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RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -
ISSUED BY RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK - PROSPECTUS  93

THE FOLLOWING ARE GENERAL PROVISIONS THAT APPLY TO EACH INCOME ASSURER BENEFIT(SM):

EXERCISING THE RIDER

Rider exercise conditions are:

o you may only exercise the Income Assurer Benefit(SM) rider within 30 days after any contract anniversary following the expiration of the waiting period;

o     the annuitant on the retirement date must be between 50 to 86 years old;
      and

o you can only take an annuity payment in one of the following annuity payout plans:

      Plan A   --    Life Annuity - No Refund;

      Plan B   --    Life Annuity with Ten or Twenty Years Certain;

      Plan D   --    Joint and Last Survivor Life Annuity - No Refund;

                     Joint and Last Survivor Life Annuity with Twenty Years Certain; or

      Plan E   --    Twenty Years Certain.

After the expiration of the waiting period, the Income Assurer Benefit(SM) rider guarantees a minimum amount of fixed annuity lifetime income during annuitization or the option of variable annuity payouts with a guaranteed minimum initial payout or a combination of the two options.

If your contract value falls to zero as the result of adverse market performance or the deduction of fees and/or charges at any time, the contract and all its riders, including this rider, will terminate without value and no benefits will be paid on account of such termination. EXCEPTION: if you are still living, and the annuitant is between 50 and 86 years old, an amount equal to the guaranteed income benefit base will be paid to you under the annuity payout plan and frequency that you select, based upon the fixed or variable annuity payouts described above. The guaranteed income benefit base will be calculated and annuitization will occur at the following times.

o If the contract value falls to zero during the waiting period, the guaranteed income benefit base will be calculated and annuitization will occur on the valuation date after the expiration of the waiting period, or when the annuitant attains age 50 if later.

o If the contract value falls to zero after the waiting period, the guaranteed income benefit base will be calculated and annuitization will occur immediately, or when the annuitant attains age 50 if later.

Fixed annuity payouts under this rider will occur at the guaranteed annuity purchase rates based on the "2000 Individual Annuitant Mortality Table A" with 100% Projection Scale G and a 2.0% interest rate for contracts purchased on or after June 19, 2006.(1) These are the same rates used in Table B of the contract (see "The Annuity Payout Period -- Annuity Tables"). Your annuity payouts remain fixed for the lifetime of the annuity payout period.

First year variable annuity payouts are calculated in the same manner as fixed annuity payouts. Once calculated, your variable annuity payouts remain unchanged for the first year. After the first year, subsequent annuity payouts are variable and depend on the performance of the subaccounts you select. Variable annuity payouts after the first year are calculated using the following formula:

      Pt-1 (1 + i)  =  Pt
      ------------
          1.05

          Pt-1  =  prior annuity payout

          Pt    =  current annuity payout

          i     =  annualized subaccount performance

Each subsequent variable annuity payout could be more or less than the previous variable annuity payout if the subaccount investment performance is greater or less than the 5% assumed investment rate. If your subaccount performance equals 5%, your variable annuity payout will be unchanged from the previous variable annuity payout. If your subaccount performance is in excess of 5%, your variable annuity payout will increase from the previous variable annuity payout. If your subaccount investment performance is less than 5%, your variable annuity payout will decrease from the previous variable annuity payout.

(1) For all other contracts, the guaranteed annuity purchase rates are based on the "1983 Individual Annuitant Mortality Table A" with 100% Projection Scale G and a 2.0% interest rate.


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94  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -
    ISSUED BY RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK - PROSPECTUS

TERMINATING THE RIDER

Rider termination conditions are:

o you may terminate the rider within 30 days following the first anniversary after the effective date of the rider;

o you may terminate the rider any time after the expiration of the waiting period;

o the rider will terminate on the date you make a full withdrawal from the contract, or annuitization begins, or on the date that a death benefit is payable; and

o the rider will terminate* on the contract anniversary after the annuitant's 86th birthday.

* The rider and annual fee terminate on the contract anniversary after the annuitant's 86th birthday, however, if you exercise the Income Assurer Benefit(SM) rider before this time, your benefits will continue according to the annuity payout plan you have selected.

YOU MAY SELECT ONE OF THE INCOME ASSURER BENEFIT(SM) RIDERS DESCRIBED BELOW:

INCOME ASSURER BENEFIT(SM) - MAV

The guaranteed income benefit base for the Income Assurer Benefit(SM) - MAV is the greater of these three values:

1.    contract value; or

2. the total purchase payments and any purchase payment credits made to the contract minus proportionate adjustments for partial withdrawals; or

3.    the maximum anniversary value.

MAXIMUM ANNIVERSARY VALUE (MAV) -- is zero prior to the first contract anniversary after the effective date of the rider. On the first contract anniversary after the effective date of the rider, we set the MAV as the greater of these two values:

(a)   current contract value; or

(b) total payments and any purchase payment credits made to the contract minus proportionate adjustments for partial withdrawals.

Thereafter, we increase the MAV by any additional purchase payments and any purchase payment credits and reduce the MAV by proportionate adjustments for partial withdrawals. Every contract anniversary after that prior to the earlier of your or the annuitant's 81st birthday, we compare the MAV to the current contract value and we reset the MAV to the higher amount.

WHEN WE EXERCISE OUR RIGHT TO NOT REFLECT EXCLUDED PAYMENTS IN THE CALCULATION OF THE GUARANTEED INCOME BENEFIT BASE, WE WILL CALCULATE THE GUARANTEED INCOME BENEFIT BASE AS THE GREATEST OF THESE THREE VALUES:

1.    contract value less the market value adjusted excluded payments; or

2. total purchase payments plus any purchase payment credits, less excluded payments, less proportionate adjustments for partial withdrawals; or

3.    the MAV, less market value adjusted excluded payments.

MARKET VALUE ADJUSTED EXCLUDED PAYMENTS are calculated as the sum of each excluded purchase payment and any purchase payment credit multiplied by the ratio of the current contract value over the estimated contract value on the anniversary prior to such purchase payment. The estimated contract value at such anniversary is calculated by assuming that payments, any credits, and partial withdrawals occurring in a contract year take place at the beginning of the year for that anniversary and every year after that to the current contract year.

INCOME ASSURER BENEFIT(SM) - 5% ACCUMULATION BENEFIT BASE

The guaranteed income benefit base for the Income Assurer Benefit - 5% Accumulation Benefit Base is the greater of these three values:

1.    contract value; or

2. the total purchase payments and any purchase payment credits made to the contract minus proportionate adjustments for partial withdrawals; or

3.    the 5% variable account floor.

5% VARIABLE ACCOUNT FLOOR - is equal to the contract value in the excluded investment options plus the variable account floor. The Income Assurer Benefit(SM) 5% variable account floor is calculated differently and is not the same value as the death benefit 5% variable account floor.

The variable account floor is zero from the effective date of this rider and until the first contract anniversary after the effective date of this rider. On the first contract anniversary after the effective date of this rider the variable account floor is:

o the total purchase payments and any purchase payment credits made to the protected investment options minus adjusted partial withdrawals and transfers from the protected investment options; plus

o an amount equal to 5% of your initial purchase payment and any purchase payment credit allocated to the protected investment options.


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RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -
ISSUED BY RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK - PROSPECTUS  95

On any day after the first contract anniversary following the effective date of this rider, when you allocate additional purchase payments and purchase payment credits to or withdraw or transfer amounts from the protected investment options, we adjust the variable account floor by adding the additional purchase payment and any purchase payment credit and subtracting adjusted withdrawals and adjusted transfers. On each subsequent contract anniversary after the first anniversary of the effective date of this rider, prior to the earlier of your or the annuitant's 81st birthday, we increase the variable account floor by adding the amount ("roll-up amount") equal to 5% of the prior contract anniversary's variable account floor.

The amount of purchase payment and any purchase payment credits withdrawn from or transferred between the excluded investment options and the protected investment options is calculated as (a) times (b) where:

(a) is the amount of purchase payment and any purchase payment credits in the investment options being withdrawn or transferred on the date of but prior to the current withdrawal or transfer; and

(b) is the ratio of the amount of the transfer or withdrawal to the value in the investment options being withdrawn or transferred on the date of (but prior to) the current withdrawal or transfer.

The roll-up amount prior to the first anniversary is zero. Also, the roll-up amount on every anniversary after the earlier of your or the annuitant's 81st birthday is zero.

Adjusted withdrawals and adjusted transfers for the variable account floor are equal to the amount of the withdrawal or transfer from the protected investment options as long as the sum of the withdrawals and transfers from the protected investment options in a contract year do not exceed the roll-up amount from the prior contract anniversary.

If the current withdrawal or transfer from the protected investment options plus the sum of all prior withdrawals and transfers made from the protected investment options in the current policy year exceeds the roll-up amount from the prior contract anniversary we will calculate the adjusted withdrawal or adjusted transfer for the variable account floor as the result of (a) plus [(b) times (c)] where:

(a) is the roll-up amount from the prior contract anniversary less the sum of any withdrawals and transfers made from the protected investment options in the current policy year but prior to the current withdrawal or transfer. However, (a) can not be less than zero; and

(b) is the variable account floor on the date of (but prior to) the current withdrawal or transfer from the protected investment options less the value from (a); and

(c) is the ratio of [the amount of the current withdrawal (including any withdrawal charges or MVA) or transfer from the protected investment options less the value from (a)] to [the total in the protected investment options on the date of (but prior to) the current withdrawal or transfer from the protected investment options less the value from
      (a)].

WHEN WE EXERCISE OUR RIGHT TO NOT REFLECT EXCLUDED PAYMENTS IN THE CALCULATION OF THE GUARANTEED INCOME BENEFIT BASE, WE WILL CALCULATE THE GUARANTEED INCOME BENEFIT BASE AS THE GREATEST OF THESE THREE VALUES:

1. contract value less the market value adjusted excluded payments (described above); or

2. total purchase payments and any purchase payment credits, less excluded payments, less proportionate adjustments for partial withdrawals; or

3.    the 5% variable account floor, less 5% adjusted excluded payments.

5% ADJUSTED EXCLUDED PAYMENTS are calculated as the sum of each excluded payment and any credit accumulated at 5% for the number of full contract years they have been in the contract.

INCOME ASSURER BENEFIT(SM) - GREATER OF MAV OR 5% ACCUMULATION BENEFIT BASE

The guaranteed income benefit base for the Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit Base is the greater of these four values:

1.    the contract value;

2. the total purchase payments and any purchase payment credits made to the contract minus proportionate adjustments for partial withdrawals;

3.    the MAV (described above); or

4.    the 5% variable account floor (described above).

WHEN WE EXERCISE OUR RIGHT TO NOT REFLECT EXCLUDED PAYMENTS IN THE CALCULATION OF THE GUARANTEED INCOME BENEFIT BASE, WE WILL CALCULATE THE GUARANTEED INCOME BENEFIT BASE AS THE GREATEST OF:

1. contract value less the market value adjusted excluded payments (described above);

2. total purchase payments and any purchase payment credits, less excluded payments, less proportionate adjustments for partial withdrawals;

3.    the MAV, less market value adjusted excluded payments (described above);
      or

4. the 5% Variable Account Floor, less 5% adjusted excluded payments (described above).


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96  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -
    ISSUED BY RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK - PROSPECTUS

EXAMPLES OF THE INCOME ASSURER BENEFIT(SM) RIDERS


The purpose of these examples is to illustrate the operation of the Income Assurer Benefit(SM) Riders. The examples compare payouts available under the contract's standard annuity payout provisions with annuity payouts available under the riders based on the same set of assumptions. THE CONTRACT VALUES SHOWN ARE HYPOTHETICAL AND DO NOT REPRESENT PAST OR FUTURE PERFORMANCE. Actual contract values may be more or less than those shown and will depend on a number of factors, including but not limited to the investment experience of the subaccounts (referred to in the riders as "protected investment options") and the fees and charges that apply to your contract.

For each of the riders, we provide two annuity payout plan comparisons based on the hypothetical contract values we have assumed. The first comparison assumes that you select annuity payout Plan B, Life Annuity with 10 Years Certain. The second comparison assumes that you select annuity payout Plan D, Joint and Last Survivor Annuity - No Refund.

Remember that the riders require you to choose a Portfolio Navigator model portfolio. The riders are intended to offer protection against market volatility in the subaccounts (protected investment options). Some Portfolio Navigator model portfolios include protected investment options and excluded investment options (RiverSource Variable Portfolio - Cash Management Fund, and if available under the contract and the one-year fixed account). Excluded investment options are not included in calculating the 5% variable account floor under the Income Assurer Benefit(SM) - 5% Accumulation Benefit Base rider and the Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit Base riders. Because the examples which follow are based on hypothetical contract values, they do not factor in differences in Portfolio Navigator model portfolios.

ASSUMPTIONS:


o     You purchase the contract with a payment of $100,000 on July 1, 2006;
      and


o you invest all contract value in the subaccounts (protected investment options); and

o you make no additional purchase payments, partial withdrawals or changes in model portfolio; and

o     the annuitant is male and age 55 at contract issue; and

o     the joint annuitant is female and age 55 at contract issue.

EXAMPLE -- INCOME ASSURER BENEFIT(SM) - MAV

Based on the above assumptions and taking into account fluctuations in contract value due to market conditions, we calculate the guaranteed income benefit base as:

                    ASSUMED                     MAXIMUM             GUARANTEED
 CONTRACT           CONTRACT    PURCHASE      ANNIVERSARY             INCOME
ANNIVERSARY          VALUE      PAYMENTS     VALUE (MAV)(1)    BENEFIT BASE - MAV(2)
------------------------------------------------------------------------------------
     1              $108,000    $100,000      $ 108,000             $108,000
     2               125,000        none        125,000              125,000
     3               132,000        none        132,000              132,000
     4               150,000        none        150,000              150,000
     5                85,000        none        150,000              150,000
     6               121,000        none        150,000              150,000
     7               139,000        none        150,000              150,000
     8               153,000        none        153,000              153,000
     9               140,000        none        153,000              153,000
    10               174,000        none        174,000              174,000
    11               141,000        none        174,000              174,000
    12               148,000        none        174,000              174,000
    13               208,000        none        208,000              208,000
    14               198,000        none        208,000              208,000
    15               203,000        none        208,000              208,000
------------------------------------------------------------------------------------

(1) The MAV is limited after age 81, but the guaranteed income benefit base may increase if the contract value increases.

(2) The Guaranteed Income Benefit Base - MAV is a calculated number, not an amount that can be withdrawn. The Guaranteed Income Benefit Base - MAV does not create contract value or guarantee the performance of any investment option.


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RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -
ISSUED BY RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK - PROSPECTUS  97

PLAN B - LIFE ANNUITY WITH 10 YEARS CERTAIN

If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan B
- Life Annuity with 10 Years Certain would be:

                                  STANDARD PROVISIONS                                         IAB - MAV PROVISIONS
               ---------------------------------------------------------------------------------------------------------------------
 CONTRACT                          NEW TABLE(1)          OLD TABLE(1)                         NEW TABLE(1)          OLD TABLE(1)
ANNIVERSARY       ASSUMED       PLAN B - LIFE WITH    PLAN B - LIFE WITH     IAB - MAV     PLAN B - LIFE WITH    PLAN B - LIFE WITH
AT EXERCISE    CONTRACT VALUE   10 YEARS CERTAIN(2)   10 YEARS CERTAIN(2)   BENEFIT BASE   10 YEARS CERTAIN(2)   10 YEARS CERTAIN(2)
------------------------------------------------------------------------------------------------------------------------------------
    10           $174,000          $  772.56             $  774.30          $ 174,000         $   772.56           $   774.30
    11            141,000             641.55                642.96            174,000             791.70               793.44
    12            148,000             691.16                692.64            174,000             812.58               814.32
    13            208,000             996.32                998.40            208,000             996.32               998.40
    14            198,000             974.16                976.14            208,000           1,023.36             1,025.44
    15            203,000           1,025.15              1,027.18            208,000           1,050.40             1,052.48
------------------------------------------------------------------------------------------------------------------------------------

(1) Effective June 19, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the "2000 Individual Annuitant Mortality Table A" (New Table), subject to state approval. Previously, our calculations were based on the "1983
      Individual Annuity Mortality Table A" (Old Table). If you purchased a contract prior to June 19, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after June 19, 2006, the references to New Table apply to your contract.

(2) The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

PLAN D - JOINT AND LAST SURVIVOR LIFE ANNUITY - NO REFUND

If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan D
- Joint and Last Survivor Life Annuity - No Refund would be:

                                  STANDARD PROVISIONS                                         IAB - MAV PROVISIONS
               ---------------------------------------------------------------------------------------------------------------------
 CONTRACT                       NEW TABLE(1) PLAN D   OLD TABLE(1) PLAN D                  NEW TABLE(1) PLAN D   OLD TABLE(1) PLAN D
ANNIVERSARY       ASSUMED         - LAST SURVIVOR       - LAST SURVIVOR      IAB - MAV       - LAST SURVIVOR     - LAST SURVIVOR NO
AT EXERCISE    CONTRACT VALUE      NO REFUND(2)          NO REFUND(2)       BENEFIT BASE      NO REFUND(2)            REFUND(2)
------------------------------------------------------------------------------------------------------------------------------------
    10          $ 174,000           $ 629.88              $ 622.92          $ 174,000          $ 629.88              $ 622.92
    11            141,000             521.70                516.06            174,000            643.80                636.84
    12            148,000             559.44                553.52            174,000            657.72                650.76
    13            208,000             807.04                796.64            208,000            807.04                796.64
    14            198,000             786.06                778.14            208,000            825.76                817.44
    15            203,000             826.21                818.09            208,000            846.56                838.24
------------------------------------------------------------------------------------------------------------------------------------

(1) Effective June 19, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the "2000 Individual Annuitant Mortality Table A" (New Table), subject to state approval. Previously, our calculations were based on the "1983
      Individual Annuity Mortality Table A" (Old Table). If you purchased a contract prior to June 19, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after June 19, 2006, the references to New Table apply to your contract.

(2) The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

NOTE: In the above examples, if you elected to begin receiving annuity payouts within 30 days after the 10th or the 13th contract anniversary, you would not benefit from the rider because the monthly annuity payout in these examples is the same as under the standard provisions of the contract. Because the examples are based on assumed contract values, not actual investment results, you should not conclude from the examples that the riders will provide higher payments more frequently than the standard provisions of the contract.


------------------------------------------------------------------------------

98  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -
    ISSUED BY RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK - PROSPECTUS

EXAMPLE -- INCOME ASSURER BENEFIT(SM) - 5% ACCUMULATION BENEFIT BASE

Based on the above assumptions and taking into account fluctuations in contract value due to market conditions, we calculate the guaranteed income benefit base as:

                                                                  GUARANTEED
                                                                    INCOME
                    ASSUMED                                     BENEFIT BASE -
 CONTRACT           CONTRACT    PURCHASE     5% ACCUMULATION    5% ACCUMULATION
ANNIVERSARY          VALUE      PAYMENTS     BENEFIT BASE(1)    BENEFIT BASE(2)
--------------------------------------------------------------------------------
     1              $108,000    $100,000        $105,000           $108,000
     2               125,000        none         110,250            125,000
     3               132,000        none         115,763            132,000
     4               150,000        none         121,551            150,000
     5                85,000        none         127,628            127,628
     6               121,000        none         134,010            134,010
     7               139,000        none         140,710            140,710
     8               153,000        none         147,746            153,000
     9               140,000        none         155,133            155,133
    10               174,000        none         162,889            174,000
    11               141,000        none         171,034            171,034
    12               148,000        none         179,586            179,586
    13               208,000        none         188,565            208,000
    14               198,000        none         197,993            198,000
    15               203,000        none         207,893            207,893
--------------------------------------------------------------------------------

(1) The 5% Accumulation Benefit Base value is limited after age 81, but the guaranteed income benefit base may increase if the contract value increases.

(2) The Guaranteed Income Benefit Base - 5% Accumulation Benefit Base is a calculated number, not an amount that can be withdrawn. The Guaranteed
      Income Benefit Base - 5% Accumulation Benefit Base does not create contract value or guarantee the performance of any investment option.

PLAN B - LIFE ANNUITY WITH 10 YEARS CERTAIN

If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan B
- Life Annuity with 10 Years Certain would be:

                                  STANDARD PROVISIONS                                         IAB - 5% RF PROVISIONS
               ---------------------------------------------------------------------------------------------------------------------
 CONTRACT                          NEW TABLE(1)          OLD TABLE(1)                         NEW TABLE(1)          OLD TABLE(1)
ANNIVERSARY       ASSUMED       PLAN B - LIFE WITH    PLAN B - LIFE WITH    IAB - 5% RF    PLAN B - LIFE WITH    PLAN B - LIFE WITH
AT EXERCISE    CONTRACT VALUE   10 YEARS CERTAIN(2)   10 YEARS CERTAIN(2)   BENEFIT BASE   10 YEARS CERTAIN(2)   10 YEARS CERTAIN(2)
------------------------------------------------------------------------------------------------------------------------------------
    10          $ 174,000         $   772.56            $   774.30          $ 174,000         $  772.56             $  774.30
    11            141,000             641.55                642.96            171,034            778.20                779.91
    12            148,000             691.16                692.64            179,586            838.66                840.46
    13            208,000             996.32                998.40            208,000            996.32                998.40
    14            198,000             974.16                976.14            198,000            974.16                976.14
    15            203,000           1,025.15              1,027.18            207,893          1,049.86              1,051.94
------------------------------------------------------------------------------------------------------------------------------------

(1) Effective June 19, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the "2000 Individual Annuitant Mortality Table A" (New Table), subject to state approval. Previously, our calculations were based on the "1983
      Individual Annuity Mortality Table A" (Old Table). If you purchased a contract prior to June 19, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after June 19, 2006, the references to New Table apply to your contract.

(2) The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.


------------------------------------------------------------------------------

RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -
ISSUED BY RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK - PROSPECTUS  99

PLAN D - JOINT AND LAST SURVIVOR LIFE ANNUITY - NO REFUND

If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan D
- Joint and Last Survivor Life Annuity - No Refund would be:

                                  STANDARD PROVISIONS                                         IAB - 5% RF PROVISIONS
               ---------------------------------------------------------------------------------------------------------------------
 CONTRACT                       NEW TABLE(1) PLAN D   OLD TABLE(1) PLAN D                  NEW TABLE(1) PLAN D   OLD TABLE(1) PLAN D
ANNIVERSARY       ASSUMED         - LAST SURVIVOR       - LAST SURVIVOR     IAB - 5% RF      - LAST SURVIVOR       - LAST SURVIVOR
AT EXERCISE    CONTRACT VALUE      NO REFUND(2)          NO REFUND(2)       BENEFIT BASE      NO REFUND(2)          NO REFUND(2)
------------------------------------------------------------------------------------------------------------------------------------
    10          $ 174,000           $ 629.88              $ 622.92          $ 174,000          $ 629.88              $ 622.92
    11            141,000             521.70                516.06            171,034            632.83                625.98
    12            148,000             559.44                553.52            179,586            678.83                671.65
    13            208,000             807.04                796.64            208,000            807.04                796.64
    14            198,000             786.06                778.14            198,000            786.06                778.14
    15            203,000             826.21                818.09            207,893            846.12                837.81
------------------------------------------------------------------------------------------------------------------------------------

(1) Effective June 19, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the "2000 Individual Annuitant Mortality Table A" (New Table), subject to state approval. Previously, our calculations were based on the "1983
      Individual Annuity Mortality Table A" (Old Table). If you purchased a contract prior to June 19, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after June 19, 2006, the references to New Table apply to your contract.

(2) The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

NOTE: In the above examples, if you elected to begin receiving annuity payouts within 30 days after the 10th, 13th or the 14th contract anniversary, you would not benefit from the rider because the monthly annuity payout in these examples is the same as under the standard provisions of the contract. Because the examples are based on assumed contract values, not actual investment results, you should not conclude from the examples that the riders will provide higher payments more frequently than the standard provisions of the contract.

EXAMPLE -- INCOME ASSURER BENEFIT(SM) - GREATER OF MAV OR 5% ACCUMULATION BENEFIT BASE

Based on the above assumptions and taking into account fluctuations in contract value due to market conditions, we calculate the guaranteed income benefit base as:

                                                                                   GUARANTEED
                                                                                     INCOME
                                                                                 BENEFIT BASE -
                                                                                   GREATER OF
                    ASSUMED                      MAXIMUM                            MAV OR 5%
 CONTRACT           CONTRACT    PURCHASE       ANNIVERSARY     5% ACCUMULATION    ACCUMULATION
ANNIVERSARY          VALUE      PAYMENTS        VALUE(1)       BENEFIT BASE(1)   BENEFIT BASE(2)
------------------------------------------------------------------------------------------------
     1              $108,000    $100,000        $108,000          $105,000          $108,000
     2               125,000        none         125,000           110,250           125,000
     3               132,000        none         132,000           115,763           132,000
     4               150,000        none         150,000           121,551           150,000
     5                85,000        none         150,000           127,628           150,000
     6               121,000        none         150,000           134,010           150,000
     7               139,000        none         150,000           140,710           150,000
     8               153,000        none         153,000           147,746           153,000
     9               140,000        none         153,000           155,133           155,133
    10               174,000        none         174,000           162,889           174,000
    11               141,000        none         174,000           171,034           174,000
    12               148,000        none         174,000           179,586           179,586
    13               208,000        none         208,000           188,565           208,000
    14               198,000        none         208,000           197,993           208,000
    15               203,000        none         208,000           207,893           208,000
------------------------------------------------------------------------------------------------

(1) The MAV and 5% Accumulation Benefit Base are limited after age 81, but the guaranteed income benefit base may increase if the contract value increases.

(2)   The Guaranteed Income Benefit Base - Greater of MAV or 5% Accumulation
      Benefit Base is a calculated number, not an amount that can be withdrawn. The Guaranteed Income Benefit Base - Greater of MAV or 5%
      Accumulation Benefit Base does not create contract value or guarantee the performance of any investment option.


------------------------------------------------------------------------------

100  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -
     ISSUED BY RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK - PROSPECTUS

PLAN B -- LIFE ANNUITY WITH 10 YEARS CERTAIN

If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan B
- Life Annuity with 10 Years Certain would be:

                                  STANDARD PROVISIONS                                         IAB - MAX PROVISIONS
               ---------------------------------------------------------------------------------------------------------------------
 CONTRACT                          NEW TABLE(1)       OLD TABLE(1) PLAN B                     NEW TABLE(1)          OLD TABLE(1)
ANNIVERSARY       ASSUMED       PLAN B - LIFE WITH        - LIFE WITH        IAB - MAX     PLAN B - LIFE WITH    PLAN B - LIFE WITH
AT EXERCISE    CONTRACT VALUE   10 YEARS CERTAIN(2)   10 YEARS CERTAIN(2)   BENEFIT BASE   10 YEARS CERTAIN(2)   10 YEARS CERTAIN(2)
------------------------------------------------------------------------------------------------------------------------------------
    10          $ 174,000          $  772.56            $   774.30           $174,000          $   772.56            $  774.30
    11            141,000             641.55                642.96            174,000              791.70               793.44
    12            148,000             691.16                692.64            179,586              838.66               840.46
    13            208,000             996.32                998.40            208,000              996.32               998.40
    14            198,000             974.16                976.14            208,000            1,023.36             1,025.44
    15            203,000           1,025.15              1,027.18            208,000            1,050.40             1,052.48
------------------------------------------------------------------------------------------------------------------------------------

(1) Effective June 19, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the "2000 Individual Annuitant Mortality Table A" (New Table), subject to state approval. Previously, our calculations were based on the "1983
      Individual Annuity Mortality Table A" (Old Table). If you purchased a contract prior to June 19, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after June 19, 2006, the references to New Table apply to your contract.

(2) The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

PLAN D - JOINT AND LAST SURVIVOR LIFE ANNUITY - NO REFUND

If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan D
- Joint and Last Survivor Life Annuity - No Refund would be:

                                  STANDARD PROVISIONS                                         IAB - MAX PROVISIONS
               ---------------------------------------------------------------------------------------------------------------------
 CONTRACT                       NEW TABLE(1) PLAN D   OLD TABLE(1) PLAN D                  NEW TABLE(1) PLAN D   OLD TABLE(1) PLAN D
ANNIVERSARY       ASSUMED         - LAST SURVIVOR       - LAST SURVIVOR      IAB - MAX       - LAST SURVIVOR       - LAST SURVIVOR
AT EXERCISE    CONTRACT VALUE      NO REFUND(2)          NO REFUND(2)       BENEFIT BASE      NO REFUND(2)          NO REFUND(2)
------------------------------------------------------------------------------------------------------------------------------------
    10          $ 174,000           $ 629.88              $ 622.92           $ 174,000           $629.88             $ 622.92
    11            141,000             521.70                516.06             174,000            643.80               636.84
    12            148,000             559.44                553.52             179,586            678.83               671.65
    13            208,000             807.04                796.64             208,000            807.04               796.64
    14            198,000             786.06                778.14             208,000            825.76               817.44
    15            203,000             826.21                818.09             208,000            846.56               838.24
------------------------------------------------------------------------------------------------------------------------------------

(1) Effective June 19, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the "2000 Individual Annuitant Mortality Table A" (New Table), subject to state approval. Previously, our calculations were based on the "1983
      Individual Annuity Mortality Table A" (Old Table). If you purchased a contract prior to June 19, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after June 19, 2006, the references to New Table apply to your contract.

(2) The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

NOTE: In the above examples, if you elected to begin receiving annuity payouts within 30 days after the 10th or the 13th contract anniversary, you would not benefit from the rider because the monthly annuity payout in these examples is the same as under the standard provisions of the contract. Because the examples are based on assumed contract values, not actual investment results, you should not conclude from the examples that the riders will provide higher payments more frequently than the standard provisions of the contract.


------------------------------------------------------------------------------

RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -
ISSUED BY RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK - PROSPECTUS  101

APPENDIX J: CONDENSED FINANCIAL INFORMATION


(Unaudited)


The following tables give per-unit information about the financial history of the subaccounts representing the lowest and highest total annual variable account expense combinations. The date in which operations commenced in each price level is noted in parentheses. The SAI contains tables that give per-unit information about the financial history of each existing subaccount. You may obtain a copy of the SAI without charge by contacting us at the telephone number or address listed on the first page of the prospectus.

We have not provided this information for subaccounts that were not available under your contract as of Dec. 31, 2006.

VARIABLE ACCOUNT CHARGES OF 1.05% OF THE DAILY NET ASSETS OF THE VARIABLE
ACCOUNT.

YEAR ENDED DEC. 31,                                                                                                           2006
----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. BASIC VALUE FUND, SERIES II SHARES (6/19/2006)
Accumulation unit value at beginning of period                                                                               $1.00
Accumulation unit value at end of period                                                                                     $1.13
Number of accumulation units outstanding at end of period (000 omitted)                                                         --
----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES (6/19/2006)
Accumulation unit value at beginning of period                                                                               $1.00
Accumulation unit value at end of period                                                                                     $1.10
Number of accumulation units outstanding at end of period (000 omitted)                                                         --
----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. MID CAP CORE EQUITY FUND, SERIES II SHARES (6/19/2006)
Accumulation unit value at beginning of period                                                                               $1.00
Accumulation unit value at end of period                                                                                     $1.10
Number of accumulation units outstanding at end of period (000 omitted)                                                         --
----------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS BALANCED SHARES PORTFOLIO (CLASS B) (6/19/2006)
Accumulation unit value at beginning of period                                                                               $1.00
Accumulation unit value at end of period                                                                                     $1.12
Number of accumulation units outstanding at end of period (000 omitted)                                                         --
----------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO (CLASS B) (6/19/2006)
Accumulation unit value at beginning of period                                                                               $1.00
Accumulation unit value at end of period                                                                                     $1.17
Number of accumulation units outstanding at end of period (000 omitted)                                                         --
----------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS INTERNATIONAL VALUE PORTFOLIO (CLASS B) (6/19/2006)
Accumulation unit value at beginning of period                                                                               $1.00
Accumulation unit value at end of period                                                                                     $1.24
Number of accumulation units outstanding at end of period (000 omitted)                                                         75
----------------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP INFLATION PROTECTION, CLASS II (6/19/2006)
Accumulation unit value at beginning of period                                                                               $1.00
Accumulation unit value at end of period                                                                                     $1.02
Number of accumulation units outstanding at end of period (000 omitted)                                                         --
----------------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP ULTRA(R), CLASS II (6/19/2006)
Accumulation unit value at beginning of period                                                                               $1.00
Accumulation unit value at end of period                                                                                     $1.03
Number of accumulation units outstanding at end of period (000 omitted)                                                        207
----------------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP VALUE, CLASS II (6/19/2006)
Accumulation unit value at beginning of period                                                                               $1.00
Accumulation unit value at end of period                                                                                     $1.15
Number of accumulation units outstanding at end of period (000 omitted)                                                         --
----------------------------------------------------------------------------------------------------------------------------------
COLUMBIA HIGH YIELD FUND, VARIABLE SERIES, CLASS B (6/19/2006)
Accumulation unit value at beginning of period                                                                               $1.00
Accumulation unit value at end of period                                                                                     $1.08
Number of accumulation units outstanding at end of period (000 omitted)                                                         16
----------------------------------------------------------------------------------------------------------------------------------
COLUMBIA SMALL CAP VALUE FUND, VARIABLE SERIES, CLASS B (6/19/2006)
Accumulation unit value at beginning of period                                                                               $1.00
Accumulation unit value at end of period                                                                                     $1.13
Number of accumulation units outstanding at end of period (000 omitted)                                                         --
----------------------------------------------------------------------------------------------------------------------------------
DREYFUS INVESTMENT PORTFOLIOS MIDCAP STOCK PORTFOLIO, SERVICE SHARES (6/19/2006)
Accumulation unit value at beginning of period                                                                               $1.00
Accumulation unit value at end of period                                                                                     $1.06
Number of accumulation units outstanding at end of period (000 omitted)                                                         --
----------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------

102  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -
     ISSUED BY RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK - PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.05% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)

YEAR ENDED DEC. 31,                                                                                                           2006
----------------------------------------------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND APPRECIATION PORTFOLIO, SERVICE SHARES (6/19/2006)
Accumulation unit value at beginning of period                                                                               $1.00
Accumulation unit value at end of period                                                                                     $1.15
Number of accumulation units outstanding at end of period (000 omitted)                                                         --
----------------------------------------------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND INTERNATIONAL VALUE PORTFOLIO, SERVICE SHARES (6/19/2006)
Accumulation unit value at beginning of period                                                                               $1.00
Accumulation unit value at end of period                                                                                     $1.16
Number of accumulation units outstanding at end of period (000 omitted)                                                         --
----------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO SERVICE CLASS 2 (6/19/2006)
Accumulation unit value at beginning of period                                                                               $1.00
Accumulation unit value at end of period                                                                                     $1.10
Number of accumulation units outstanding at end of period (000 omitted)                                                        409
----------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP GROWTH PORTFOLIO SERVICE CLASS 2 (6/19/2006)
Accumulation unit value at beginning of period                                                                               $1.00
Accumulation unit value at end of period                                                                                     $1.08
Number of accumulation units outstanding at end of period (000 omitted)                                                         --
----------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP INVESTMENT GRADE BOND PORTFOLIO SERVICE CLASS 2 (6/19/2006)
Accumulation unit value at beginning of period                                                                               $1.00
Accumulation unit value at end of period                                                                                     $1.04
Number of accumulation units outstanding at end of period (000 omitted)                                                         21
----------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2 (6/19/2006)
Accumulation unit value at beginning of period                                                                               $1.00
Accumulation unit value at end of period                                                                                     $1.09
Number of accumulation units outstanding at end of period (000 omitted)                                                         68
----------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP OVERSEAS PORTFOLIO SERVICE CLASS 2 (6/19/2006)
Accumulation unit value at beginning of period                                                                               $1.00
Accumulation unit value at end of period                                                                                     $1.17
Number of accumulation units outstanding at end of period (000 omitted)                                                         21
----------------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN INCOME SECURITIES FUND - CLASS 2 (6/19/2006)
Accumulation unit value at beginning of period                                                                               $1.00
Accumulation unit value at end of period                                                                                     $1.12
Number of accumulation units outstanding at end of period (000 omitted)                                                         --
----------------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN RISING DIVIDENDS SECURITIES FUND - CLASS 2 (6/19/2006)
Accumulation unit value at beginning of period                                                                               $1.00
Accumulation unit value at end of period                                                                                     $1.13
Number of accumulation units outstanding at end of period (000 omitted)                                                         --
----------------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL-MID CAP GROWTH SECURITIES FUND - CLASS 2 (6/19/2006)
Accumulation unit value at beginning of period                                                                               $1.00
Accumulation unit value at end of period                                                                                     $1.10
Number of accumulation units outstanding at end of period (000 omitted)                                                         --
----------------------------------------------------------------------------------------------------------------------------------
FTVIPT MUTUAL SHARES SECURITIES FUND - CLASS 2 (6/19/2006)
Accumulation unit value at beginning of period                                                                               $1.00
Accumulation unit value at end of period                                                                                     $1.14
Number of accumulation units outstanding at end of period (000 omitted)                                                        131
----------------------------------------------------------------------------------------------------------------------------------
FTVIPT TEMPLETON GLOBAL INCOME SECURITIES FUND - CLASS 2 (6/19/2006)
Accumulation unit value at beginning of period                                                                               $1.00
Accumulation unit value at end of period                                                                                     $1.07
Number of accumulation units outstanding at end of period (000 omitted)                                                         94
----------------------------------------------------------------------------------------------------------------------------------
FTVIPT TEMPLETON GROWTH SECURITIES FUND - CLASS 2 (6/19/2006)
Accumulation unit value at beginning of period                                                                               $1.00
Accumulation unit value at end of period                                                                                     $1.18
Number of accumulation units outstanding at end of period (000 omitted)                                                         --
----------------------------------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT MID CAP VALUE FUND - INSTITUTIONAL SHARES (6/19/2006)
Accumulation unit value at beginning of period                                                                               $1.00
Accumulation unit value at end of period                                                                                     $1.14
Number of accumulation units outstanding at end of period (000 omitted)                                                        130
----------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------

RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -
ISSUED BY RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK - PROSPECTUS  103

VARIABLE ACCOUNT CHARGES OF 1.05% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)

YEAR ENDED DEC. 31,                                                                                                           2006
----------------------------------------------------------------------------------------------------------------------------------
MFS(R) NEW DISCOVERY SERIES - SERVICE CLASS (6/19/2006)
Accumulation unit value at beginning of period                                                                               $1.00
Accumulation unit value at end of period                                                                                     $1.14
Number of accumulation units outstanding at end of period (000 omitted)                                                         --
----------------------------------------------------------------------------------------------------------------------------------
MFS(R) TOTAL RETURN SERIES - SERVICE CLASS (6/19/2006)
Accumulation unit value at beginning of period                                                                               $1.00
Accumulation unit value at end of period                                                                                     $1.11
Number of accumulation units outstanding at end of period (000 omitted)                                                         --
----------------------------------------------------------------------------------------------------------------------------------
MFS(R) UTILITIES SERIES - SERVICE CLASS (6/19/2006)
Accumulation unit value at beginning of period                                                                               $1.00
Accumulation unit value at end of period                                                                                     $1.23
Number of accumulation units outstanding at end of period (000 omitted)                                                         --
----------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER CAPITAL APPRECIATION FUND/VA, SERVICE SHARES (6/19/2006)
Accumulation unit value at beginning of period                                                                               $1.00
Accumulation unit value at end of period                                                                                     $1.10
Number of accumulation units outstanding at end of period (000 omitted)                                                         --
----------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES (6/19/2006)
Accumulation unit value at beginning of period                                                                               $1.00
Accumulation unit value at end of period                                                                                     $1.17
Number of accumulation units outstanding at end of period (000 omitted)                                                         --
----------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL CAP FUND/VA, SERVICE SHARES (6/19/2006)
Accumulation unit value at beginning of period                                                                               $1.00
Accumulation unit value at end of period                                                                                     $1.10
Number of accumulation units outstanding at end of period (000 omitted)                                                         --
----------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER STRATEGIC BOND FUND/VA, SERVICE SHARES (6/19/2006)
Accumulation unit value at beginning of period                                                                               $1.00
Accumulation unit value at end of period                                                                                     $1.07
Number of accumulation units outstanding at end of period (000 omitted)                                                        134
----------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT HEALTH SCIENCES FUND - CLASS IB SHARES (6/19/2006)
Accumulation unit value at beginning of period                                                                               $1.00
Accumulation unit value at end of period                                                                                     $1.07
Number of accumulation units outstanding at end of period (000 omitted)                                                         --
----------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT INTERNATIONAL EQUITY FUND - CLASS IB SHARES (6/19/2006)
Accumulation unit value at beginning of period                                                                               $1.00
Accumulation unit value at end of period                                                                                     $1.21
Number of accumulation units outstanding at end of period (000 omitted)                                                         --
----------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT SMALL CAP VALUE FUND - CLASS IB SHARES (6/19/2006)
Accumulation unit value at beginning of period                                                                               $1.00
Accumulation unit value at end of period                                                                                     $1.13
Number of accumulation units outstanding at end of period (000 omitted)                                                         98
----------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT VISTA FUND - CLASS IB SHARES (6/19/2006)
Accumulation unit value at beginning of period                                                                               $1.00
Accumulation unit value at end of period                                                                                     $1.07
Number of accumulation units outstanding at end of period (000 omitted)                                                         --
----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - CASH MANAGEMENT FUND* (6/19/2006)
Accumulation unit value at beginning of period                                                                               $1.00
Accumulation unit value at end of period                                                                                     $1.02
Number of accumulation units outstanding at end of period (000 omitted)                                                          1

*     The 7-day simple and compound yields for RiverSource(R) Variable
      Portfolio - Cash Management Fund at Dec. 31, 2006 were 3.44% and 3.49%, respectively.
----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (6/19/2006)
Accumulation unit value at beginning of period                                                                               $1.00
Accumulation unit value at end of period                                                                                     $1.13
Number of accumulation units outstanding at end of period (000 omitted)                                                        205
----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - GLOBAL INFLATION PROTECTED SECURITIES FUND (6/19/2006)
Accumulation unit value at beginning of period                                                                               $1.00
Accumulation unit value at end of period                                                                                     $1.02
Number of accumulation units outstanding at end of period (000 omitted)                                                        164
----------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------

104  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -
     ISSUED BY RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK - PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.05% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)

YEAR ENDED DEC. 31,                                                                                                           2006
----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - HIGH YIELD BOND FUND (6/19/2006)
Accumulation unit value at beginning of period                                                                               $1.00
Accumulation unit value at end of period                                                                                     $1.07
Number of accumulation units outstanding at end of period (000 omitted)                                                          4
----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - LARGE CAP EQUITY FUND (6/19/2006)
Accumulation unit value at beginning of period                                                                               $1.00
Accumulation unit value at end of period                                                                                     $1.14
Number of accumulation units outstanding at end of period (000 omitted)                                                         --
----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - MID CAP GROWTH FUND (6/19/2006)
Accumulation unit value at beginning of period                                                                               $1.00
Accumulation unit value at end of period                                                                                     $1.05
Number of accumulation units outstanding at end of period (000 omitted)                                                         --
----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - S&P 500 INDEX FUND (6/19/2006)
Accumulation unit value at beginning of period                                                                               $1.00
Accumulation unit value at end of period                                                                                     $1.14
Number of accumulation units outstanding at end of period (000 omitted)                                                         --
----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - SMALL CAP VALUE FUND (6/19/2006)
Accumulation unit value at beginning of period                                                                               $1.00
Accumulation unit value at end of period                                                                                     $1.12
Number of accumulation units outstanding at end of period (000 omitted)                                                         --
----------------------------------------------------------------------------------------------------------------------------------
VAN KAMPEN LIFE INVESTMENT TRUST COMSTOCK PORTFOLIO, CLASS II SHARES (6/19/2006)
Accumulation unit value at beginning of period                                                                               $1.00
Accumulation unit value at end of period                                                                                     $1.13
Number of accumulation units outstanding at end of period (000 omitted)                                                        201
----------------------------------------------------------------------------------------------------------------------------------
VAN KAMPEN UIF U.S. REAL ESTATE PORTFOLIO, CLASS II SHARES (6/19/2006)
Accumulation unit value at beginning of period                                                                               $1.00
Accumulation unit value at end of period                                                                                     $1.23
Number of accumulation units outstanding at end of period (000 omitted)                                                          1
----------------------------------------------------------------------------------------------------------------------------------
WANGER INTERNATIONAL SMALL CAP (6/19/2006)
Accumulation unit value at beginning of period                                                                               $1.00
Accumulation unit value at end of period                                                                                     $1.23
Number of accumulation units outstanding at end of period (000 omitted)                                                         86
----------------------------------------------------------------------------------------------------------------------------------
WANGER U.S. SMALLER COMPANIES (6/19/2006)
Accumulation unit value at beginning of period                                                                               $1.00
Accumulation unit value at end of period                                                                                     $1.08
Number of accumulation units outstanding at end of period (000 omitted)                                                         23
----------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------

RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -
ISSUED BY RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK - PROSPECTUS  105

VARIABLE ACCOUNT CHARGES OF 1.70% OF THE DAILY NET ASSETS OF THE VARIABLE
ACCOUNT.

YEAR ENDED DEC. 31,                                                                                       2006      2005      2004
----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. BASIC VALUE FUND, SERIES II SHARES (11/15/2004)
Accumulation unit value at beginning of period                                                         $  1.07   $  1.03   $  1.00
Accumulation unit value at end of period                                                               $  1.19   $  1.07   $  1.03
Number of accumulation units outstanding at end of period (000 omitted)                                      6         6         1
----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES (11/15/2004)
Accumulation unit value at beginning of period                                                         $  1.13   $  1.05   $  1.00
Accumulation unit value at end of period                                                               $  1.29   $  1.13   $  1.05
Number of accumulation units outstanding at end of period (000 omitted)                                     --        --        --
----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. MID CAP CORE EQUITY FUND, SERIES II SHARES (11/15/2004)
Accumulation unit value at beginning of period                                                         $  1.08   $  1.02   $  1.00
Accumulation unit value at end of period                                                               $  1.18   $  1.08   $  1.02
Number of accumulation units outstanding at end of period (000 omitted)                                      2         2        --
----------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS BALANCED SHARES PORTFOLIO (CLASS B) (11/15/2004)
Accumulation unit value at beginning of period                                                         $  1.04   $  1.02   $  1.00
Accumulation unit value at end of period                                                               $  1.14   $  1.04   $  1.02
Number of accumulation units outstanding at end of period (000 omitted)                                     --        --        --
----------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO (CLASS B) (11/15/2004)
Accumulation unit value at beginning of period                                                         $  1.06   $  1.03   $  1.00
Accumulation unit value at end of period                                                               $  1.22   $  1.06   $  1.03
Number of accumulation units outstanding at end of period (000 omitted)                                     --        --        --
----------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS INTERNATIONAL VALUE PORTFOLIO (CLASS B) (11/15/2004)
Accumulation unit value at beginning of period                                                         $  1.21   $  1.05   $  1.00
Accumulation unit value at end of period                                                               $  1.60   $  1.21   $  1.05
Number of accumulation units outstanding at end of period (000 omitted)                                     43        28         1
----------------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP INFLATION PROTECTION, CLASS II (11/15/2004)
Accumulation unit value at beginning of period                                                         $  1.01   $  1.01   $  1.00
Accumulation unit value at end of period                                                               $  1.01   $  1.01   $  1.01
Number of accumulation units outstanding at end of period (000 omitted)                                     84        50         3
----------------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP ULTRA(R), CLASS II (11/15/2004)
Accumulation unit value at beginning of period                                                         $  1.03   $  1.03   $  1.00
Accumulation unit value at end of period                                                               $  0.98   $  1.03   $  1.03
Number of accumulation units outstanding at end of period (000 omitted)                                     99        36        --
----------------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP VALUE, CLASS II (11/15/2004)
Accumulation unit value at beginning of period                                                         $  1.07   $  1.04   $  1.00
Accumulation unit value at end of period                                                               $  1.24   $  1.07   $  1.04
Number of accumulation units outstanding at end of period (000 omitted)                                     --        --        --
----------------------------------------------------------------------------------------------------------------------------------
COLUMBIA HIGH YIELD FUND, VARIABLE SERIES, CLASS B (4/28/2006)
Accumulation unit value at beginning of period                                                         $  1.00        --        --
Accumulation unit value at end of period                                                               $  1.07        --        --
Number of accumulation units outstanding at end of period (000 omitted)                                     39        --        --
----------------------------------------------------------------------------------------------------------------------------------
COLUMBIA SMALL CAP VALUE FUND, VARIABLE SERIES, CLASS B (11/15/2004)
Accumulation unit value at beginning of period                                                         $  1.09   $  1.06   $  1.00
Accumulation unit value at end of period                                                               $  1.28   $  1.09   $  1.06
Number of accumulation units outstanding at end of period (000 omitted)                                     --        --        --
----------------------------------------------------------------------------------------------------------------------------------
DREYFUS INVESTMENT PORTFOLIOS MIDCAP STOCK PORTFOLIO, SERVICE SHARES (11/15/2004)
Accumulation unit value at beginning of period                                                         $  1.11   $  1.04   $  1.00
Accumulation unit value at end of period                                                               $  1.18   $  1.11   $  1.04
Number of accumulation units outstanding at end of period (000 omitted)                                     --        --        --
----------------------------------------------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND APPRECIATION PORTFOLIO, SERVICE SHARES (11/15/2004)
Accumulation unit value at beginning of period                                                         $  1.04   $  1.02   $  1.00
Accumulation unit value at end of period                                                               $  1.19   $  1.04   $  1.02
Number of accumulation units outstanding at end of period (000 omitted)                                     --        --        --
----------------------------------------------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND INTERNATIONAL VALUE PORTFOLIO, SERVICE SHARES (11/15/2004)
Accumulation unit value at beginning of period                                                         $  1.15   $  1.05   $  1.00
Accumulation unit value at end of period                                                               $  1.38   $  1.15   $  1.05
Number of accumulation units outstanding at end of period (000 omitted)                                     --        --        --
----------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------

106  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -
     ISSUED BY RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK - PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.70% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)

YEAR ENDED DEC. 31,                                                                                       2006      2005      2004
----------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO SERVICE CLASS 2 (11/15/2004)
Accumulation unit value at beginning of period                                                         $  1.18   $  1.03   $  1.00
Accumulation unit value at end of period                                                               $  1.30   $  1.18   $  1.03
Number of accumulation units outstanding at end of period (000 omitted)                                    197       105        43
----------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP GROWTH PORTFOLIO SERVICE CLASS 2 (11/15/2004)
Accumulation unit value at beginning of period                                                         $  1.06   $  1.02   $  1.00
Accumulation unit value at end of period                                                               $  1.11   $  1.06   $  1.02
Number of accumulation units outstanding at end of period (000 omitted)                                     --        --        --
----------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP INVESTMENT GRADE BOND PORTFOLIO SERVICE CLASS 2 (11/15/2004)
Accumulation unit value at beginning of period                                                         $  1.01   $  1.00   $  1.00
Accumulation unit value at end of period                                                               $  1.03   $  1.01   $  1.00
Number of accumulation units outstanding at end of period (000 omitted)                                     87        52         3
----------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2 (11/15/2004)
Accumulation unit value at beginning of period                                                         $  1.22   $  1.05   $  1.00
Accumulation unit value at end of period                                                               $  1.35   $  1.22   $  1.05
Number of accumulation units outstanding at end of period (000 omitted)                                     27        12        --
----------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP OVERSEAS PORTFOLIO SERVICE CLASS 2 (11/15/2004)
Accumulation unit value at beginning of period                                                         $  1.23   $  1.05   $  1.00
Accumulation unit value at end of period                                                               $  1.42   $  1.23   $  1.05
Number of accumulation units outstanding at end of period (000 omitted)                                     6          3        --
----------------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN INCOME SECURITIES FUND - CLASS 2 (11/15/2004)
Accumulation unit value at beginning of period                                                         $  1.03   $  1.03   $  1.00
Accumulation unit value at end of period                                                               $  1.20   $  1.03   $  1.03
Number of accumulation units outstanding at end of period (000 omitted)                                     --        --        --
----------------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN RISING DIVIDENDS SECURITIES FUND - CLASS 2 (11/15/2004)
Accumulation unit value at beginning of period                                                         $  1.04   $  1.03   $  1.00
Accumulation unit value at end of period                                                               $  1.20   $  1.04   $  1.03
Number of accumulation units outstanding at end of period (000 omitted)                                     --        --        --
----------------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL-MID CAP GROWTH SECURITIES FUND - CLASS 2 (11/15/2004)
Accumulation unit value at beginning of period                                                         $  1.06   $  1.02   $  1.00
Accumulation unit value at end of period                                                               $  1.13   $  1.06   $  1.02
Number of accumulation units outstanding at end of period (000 omitted)                                     --        --        --
----------------------------------------------------------------------------------------------------------------------------------
FTVIPT MUTUAL SHARES SECURITIES FUND - CLASS 2 (11/15/2004)
Accumulation unit value at beginning of period                                                         $  1.13   $  1.04   $  1.00
Accumulation unit value at end of period                                                               $  1.32   $  1.13   $  1.04
Number of accumulation units outstanding at end of period (000 omitted)                                     56        33        33
----------------------------------------------------------------------------------------------------------------------------------
FTVIPT TEMPLETON GLOBAL INCOME SECURITIES FUND - CLASS 2 (11/15/2004)
Accumulation unit value at beginning of period                                                         $  1.00   $  1.05   $  1.00
Accumulation unit value at end of period                                                               $  1.10   $  1.00   $  1.05
Number of accumulation units outstanding at end of period (000 omitted)                                     62        19         1
----------------------------------------------------------------------------------------------------------------------------------
FTVIPT TEMPLETON GROWTH SECURITIES FUND - CLASS 2 (11/15/2004)
Accumulation unit value at beginning of period                                                         $  1.11   $  1.04   $  1.00
Accumulation unit value at end of period                                                               $  1.34   $  1.11   $  1.04
Number of accumulation units outstanding at end of period (000 omitted)                                     --        --        --
----------------------------------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT MID CAP VALUE FUND - INSTITUTIONAL SHARES (11/15/2004)
Accumulation unit value at beginning of period                                                         $  1.16   $  1.04   $  1.00
Accumulation unit value at end of period                                                               $  1.32   $  1.16   $  1.04
Number of accumulation units outstanding at end of period (000 omitted)                                     44        18        --
----------------------------------------------------------------------------------------------------------------------------------
MFS(R) NEW DISCOVERY SERIES - SERVICE CLASS (11/15/2004)
Accumulation unit value at beginning of period                                                         $  1.07   $  1.04   $  1.00
Accumulation unit value at end of period                                                               $  1.19   $  1.07   $  1.04
Number of accumulation units outstanding at end of period (000 omitted)                                     --        --        --
----------------------------------------------------------------------------------------------------------------------------------
MFS(R) TOTAL RETURN SERIES - SERVICE CLASS (11/15/2004)
Accumulation unit value at beginning of period                                                         $  1.03   $  1.02   $  1.00
Accumulation unit value at end of period                                                               $  1.13   $  1.03   $  1.02
Number of accumulation units outstanding at end of period (000 omitted)                                     --        --        --
----------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------

RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -
ISSUED BY RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK - PROSPECTUS  107

VARIABLE ACCOUNT CHARGES OF 1.70% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)

YEAR ENDED DEC. 31,                                                                                       2006      2005      2004
----------------------------------------------------------------------------------------------------------------------------------
MFS(R) UTILITIES SERIES - SERVICE CLASS (11/15/2004)
Accumulation unit value at beginning of period                                                         $  1.21   $  1.06   $  1.00
Accumulation unit value at end of period                                                               $  1.56   $  1.21   $  1.06
Number of accumulation units outstanding at end of period (000 omitted)                                     --        --        --
----------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER CAPITAL APPRECIATION FUND/VA, SERVICE SHARES (11/15/2004)
Accumulation unit value at beginning of period                                                         $  1.05   $  1.02   $  1.00
Accumulation unit value at end of period                                                               $  1.11   $  1.05   $  1.02
Number of accumulation units outstanding at end of period (000 omitted)                                     75        63        35
----------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES (11/15/2004)
Accumulation unit value at beginning of period                                                         $  1.20   $  1.07   $  1.00
Accumulation unit value at end of period                                                               $  1.38   $  1.20   $  1.07
Number of accumulation units outstanding at end of period (000 omitted)                                     --        --        --
----------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL CAP FUND/VA, SERVICE SHARES (11/15/2004)
Accumulation unit value at beginning of period                                                         $  1.13   $  1.04   $  1.00
Accumulation unit value at end of period                                                               $  1.27   $  1.13   $  1.04
Number of accumulation units outstanding at end of period (000 omitted)                                     --        --        --
----------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER STRATEGIC BOND FUND/VA, SERVICE SHARES (11/15/2004)
Accumulation unit value at beginning of period                                                         $  1.03   $  1.02   $  1.00
Accumulation unit value at end of period                                                               $  1.08   $  1.03   $  1.02
Number of accumulation units outstanding at end of period (000 omitted)                                    107        61        27
----------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT HEALTH SCIENCES FUND - CLASS IB SHARES (11/15/2004)
Accumulation unit value at beginning of period                                                         $  1.15   $  1.04   $  1.00
Accumulation unit value at end of period                                                               $  1.17   $  1.15   $  1.04
Number of accumulation units outstanding at end of period (000 omitted)                                     --        --        --
----------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT INTERNATIONAL EQUITY FUND - CLASS IB SHARES (11/15/2004)
Accumulation unit value at beginning of period                                                         $  1.16   $  1.05   $  1.00
Accumulation unit value at end of period                                                               $  1.46   $  1.16   $  1.05
Number of accumulation units outstanding at end of period (000 omitted)                                     --        --        --
----------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT SMALL CAP VALUE FUND - CLASS IB SHARES (11/15/2004)
Accumulation unit value at beginning of period                                                         $  1.11   $  1.05   $  1.00
Accumulation unit value at end of period                                                               $  1.28   $  1.11   $  1.05
Number of accumulation units outstanding at end of period (000 omitted)                                     14        --        --
----------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT VISTA FUND - CLASS IB SHARES (11/15/2004)
Accumulation unit value at beginning of period                                                         $  1.17   $  1.06   $  1.00
Accumulation unit value at end of period                                                               $  1.21   $  1.17   $  1.06
Number of accumulation units outstanding at end of period (000 omitted)                                     --        --        --
----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - CASH MANAGEMENT FUND* (11/15/2004)
Accumulation unit value at beginning of period                                                         $  1.01   $  1.00   $  1.00
Accumulation unit value at end of period                                                               $  1.04   $  1.01   $  1.00
Number of accumulation units outstanding at end of period (000 omitted)                                      6         4         1

*     The 7-day simple and compound yields for RiverSource(R) Variable
      Portfolio - Cash Management Fund at Dec. 31, 2006 were 2.79% and 2.82%, respectively.
----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (11/15/2004)
Accumulation unit value at beginning of period                                                         $  1.17   $  1.05   $  1.00
Accumulation unit value at end of period                                                               $  1.38   $  1.17   $  1.05
Number of accumulation units outstanding at end of period (000 omitted)                                    110        51        --
----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - GLOBAL INFLATION PROTECTED SECURITIES FUND (5/1/2006)
Accumulation unit value at beginning of period                                                         $  1.00        --        --
Accumulation unit value at end of period                                                               $  1.02        --        --
Number of accumulation units outstanding at end of period (000 omitted)                                     57        --        --
----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - HIGH YIELD BOND FUND (11/15/2004)
Accumulation unit value at beginning of period                                                         $  1.03   $  1.01   $  1.00
Accumulation unit value at end of period                                                               $  1.12   $  1.03   $  1.01
Number of accumulation units outstanding at end of period (000 omitted)                                     18         9         1
----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - LARGE CAP EQUITY FUND (11/15/2004)
Accumulation unit value at beginning of period                                                         $  1.07   $  1.03   $  1.00
Accumulation unit value at end of period                                                               $  1.22   $  1.07   $  1.03
Number of accumulation units outstanding at end of period (000 omitted)                                     15        15         2
----------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------

108  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -
     ISSUED BY RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK - PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.70% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)

YEAR ENDED DEC. 31,                                                                                     2006      2005      2004
----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - MID CAP GROWTH FUND (11/15/2004)
Accumulation unit value at beginning of period                                                         $  1.12   $  1.04   $  1.00
Accumulation unit value at end of period                                                               $  1.11   $  1.12   $  1.04
Number of accumulation units outstanding at end of period (000 omitted)                                     --        --        --
----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - S&P 500 INDEX FUND (11/15/2004)
Accumulation unit value at beginning of period                                                         $  1.05   $  1.02   $  1.00
Accumulation unit value at end of period                                                               $  1.19   $  1.05   $  1.02
Number of accumulation units outstanding at end of period (000 omitted)                                     --        --        --
----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - SMALL CAP VALUE FUND (11/15/2004)
Accumulation unit value at beginning of period                                                         $  1.09      $1.05  $  1.00
Accumulation unit value at end of period                                                               $  1.29      $1.09  $  1.05
Number of accumulation units outstanding at end of period (000 omitted)                                     37        29        --
----------------------------------------------------------------------------------------------------------------------------------
VAN KAMPEN LIFE INVESTMENT TRUST COMSTOCK PORTFOLIO, CLASS II SHARES (11/15/2004)
Accumulation unit value at beginning of period                                                         $  1.05   $  1.03   $  1.00
Accumulation unit value at end of period                                                               $  1.20   $  1.05   $  1.03
Number of accumulation units outstanding at end of period (000 omitted)                                    143        72         1
----------------------------------------------------------------------------------------------------------------------------------
VAN KAMPEN UIF U.S. REAL ESTATE PORTFOLIO, CLASS II SHARES (11/15/2004)
Accumulation unit value at beginning of period                                                         $  1.21   $  1.05   $  1.00
Accumulation unit value at end of period                                                               $  1.64   $  1.21   $  1.05
Number of accumulation units outstanding at end of period (000 omitted)                                      4         4         1
----------------------------------------------------------------------------------------------------------------------------------
WANGER INTERNATIONAL SMALL CAP (11/15/2004)
Accumulation unit value at beginning of period                                                         $  1.30   $  1.08   $  1.00
Accumulation unit value at end of period                                                               $  1.75   $  1.30   $  1.08
Number of accumulation units outstanding at end of period (000 omitted)                                     37        22        --
----------------------------------------------------------------------------------------------------------------------------------
WANGER U.S. SMALLER COMPANIES (11/15/2004)
Accumulation unit value at beginning of period                                                         $  1.14   $  1.04   $  1.00
Accumulation unit value at end of period                                                               $  1.21   $  1.14   $  1.04
Number of accumulation units outstanding at end of period (000 omitted)                                     25        17        --
----------------------------------------------------------------------------------------------------------------------------------



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RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -
ISSUED BY RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK - PROSPECTUS  109

         TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION


Calculating Annuity Payouts...............................................p. 3
Rating Agencies...........................................................p. 4
Revenues Received During Calendar Year 2006...............................p. 4
Principal Underwriter.....................................................p. 5
Independent Registered Public Accounting Firm.............................p. 5
Condensed Financial Information (Unaudited)...............................p. 6
Financial Statements



------------------------------------------------------------------------------

110  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -
     ISSUED BY RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK - PROSPECTUS

RIVERSOURCE LOGO(SM)
       ANNUITIES

RiverSource Life Insurance Co. of New York
20 Madison Avenue Extension
P.O. Box 5555
Albany, NY 12205-0555
(800) 504-0469

          RiverSource Distributors, Inc. (Distributor), Member NASD. Insurance and annuity products are issued by RiverSource Life Insurance Co.
                           of New York, Albany, NY.

            (C)2007 Ameriprise Financial, Inc. All rights reserved.


273480 J(5/07)

PROSPECTUS


MAY 1, 2007

RIVERSOURCE(R)

INNOVATIONS SELECT VARIABLE ANNUITY


INDIVIDUAL FLEXIBLE PURCHASE PAYMENT DEFERRED COMBINATION FIXED/VARIABLE ANNUITY

ISSUED BY: RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK (RIVERSOURCE LIFE OF NY)

           20 Madison Avenue Extension
           P.O. Box 5555 Albany, NY 12205-0555
           Telephone: (800) 504-0469
           (Home Office)


           RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2


This prospectus contains information that you should know before investing. Prospectuses are also available for:


AIM Variable Insurance Funds, Series II Shares                    Goldman Sachs Variable Insurance Trust (VIT)
AllianceBernstein Variable Products Series Fund, Inc. (Class B)   Janus Aspen Series: Service Shares
American Century(R) Variable Portfolios, Inc., Class II           Legg Mason Variable Portfolios I, Inc.
Columbia Funds Variable Insurance Trust                           MFS(R) Variable Insurance Trust(SM) - Service Class
Credit Suisse Trust                                               Oppenheimer Variable Account Funds, Service Shares
Dreyfus Investment Portfolios, Service Share Class                PIMCO Variable Investment Trust (VIT)
Dreyfus Variable Investment Fund, Service Share Class             Putnam Variable Trust - Class IB Shares
Eaton Vance Variable Trust (VT)                                   RiverSource(R) Variable Portfolio Funds
Fidelity(R) Variable Insurance Products Service Class 2           The Universal Institutional Funds, Inc., Class II Shares
Franklin(R) Templeton(R) Variable Insurance Products              Van Kampen Life Investment Trust Class II Shares
   Trust (FTVIPT) - Class 2                                       Wanger Advisors Trust

Some funds may not be available in your contract. Please read the prospectuses carefully and keep them for future reference.

THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


AN INVESTMENT IN THIS CONTRACT IS NOT A DEPOSIT OF A BANK OR FINANCIAL INSTITUTION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THIS CONTRACT INVOLVES INVESTMENT RISK INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


A Statement of Additional Information (SAI), dated May 1, 2007, is incorporated by reference into this prospectus. It is filed with the SEC and is available without charge by contacting RiverSource Life of NY at the telephone number and address listed above. The table of contents of the SAI is on the last page of this prospectus. The SEC maintains an Internet site. This prospectus, the SAI and other information about the product are available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).


Variable annuities are insurance products that are complex investment vehicles. Before you invest, be sure to ask your investment professional about the variable annuity's features, benefits, risks and fees, and whether the variable annuity is appropriate for you, based upon your financial situation and objectives.

This prospectus provides a general description of the contract and optional benefits. Your actual contract and any riders or endorsements are the controlling documents. RiverSource Life of NY has not authorized any person to give any information or to make any representations regarding the contract other than those contained in this prospectus or the fund prospectuses. Do not rely on any such information or representations.


------------------------------------------------------------------------------

RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -
ISSUED BY RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK - PROSPECTUS 1

RiverSource Life of NY offers other annuities, which your investment professional may or may not be authorized to offer to you. Each annuity has different features and optional benefits that may be appropriate for you based on your individual financial situation and needs, your age and how you intend to use the annuity. The different features and benefits may include the investment and fund manager options, variations in interest rate amount and guarantees, credits, withdrawal charge schedules and access to annuity account values. The fees and charges you will pay when buying, owning and withdrawing money from the contract we describe in this prospectus may be more or less than the fees and charges of other variable annuities we issue. A securities broker dealer authorized to sell the contract described in this prospectus (selling firm) may not offer all the variable annuities we issue. In addition, some selling firms may not permit their investment professionals to sell the contract and/or optional benefits described in this prospectus to persons over a certain age (which may be lower than age limits we set), or may otherwise restrict the sale of the optional benefits described in this prospectus by their investment professionals. You should ask your investment professional about his or her selling firm's ability to offer you other variable annuities we issue (which might have lower fees and charges than the contract described in this prospectus), and any limits the selling firm has placed on your investment professional's ability to offer you the contract and/or optional riders described in this prospectus.


TABLE OF CONTENTS


KEY TERMS ...............................................................     3
THE CONTRACT IN BRIEF ...................................................     5
EXPENSE SUMMARY .........................................................     7
CONDENSED FINANCIAL INFORMATION (UNAUDITED) .............................    14
FINANCIAL STATEMENTS ....................................................    14
THE VARIABLE ACCOUNT AND THE FUNDS ......................................    14
THE FIXED ACCOUNT .......................................................    31
BUYING YOUR CONTRACT ....................................................    32
CHARGES .................................................................    35
VALUING YOUR INVESTMENT .................................................    40
MAKING THE MOST OF YOUR CONTRACT ........................................    42
WITHDRAWALS .............................................................    50
TSA -- SPECIAL WITHDRAWAL PROVISIONS ....................................    51
CHANGING OWNERSHIP ......................................................    51
BENEFITS IN CASE OF  DEATH ..............................................    51
OPTIONAL BENEFITS .......................................................    53
THE ANNUITY PAYOUT PERIOD ...............................................    65
TAXES ...................................................................    67
VOTING RIGHTS ...........................................................    70
SUBSTITUTION OF INVESTMENTS .............................................    70
ABOUT THE SERVICE PROVIDERS .............................................    71
ADDITIONAL INFORMATION ..................................................    72
APPENDICES TABLE OF CONTENT AND CROSS-REFERENCE TABLE ...................    73
APPENDIX A: EXAMPLE -- WITHDRAWAL CHARGES ...............................    74
APPENDIX B: EXAMPLE -- DEATH BENEFITS ...................................    77
APPENDIX C: EXAMPLE -- ACCUMULATION PROTECTOR BENEFIT(SM) RIDER .........    78
APPENDIX D: EXAMPLE -- GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(SM) RIDER ..    80
APPENDIX E: GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(SM) RIDER --
   ADDITIONAL RMD DISCLOSURE ............................................    82
APPENDIX F: PURCHASE PAYMENT CREDITS FOR ELIGIBLE CONTRACTS .............    84
APPENDIX G: ASSET ALLOCATION PROGRAM FOR CONTRACTS PURCHASED BEFORE
   JUNE 19, 2006 ........................................................    85
APPENDIX H: GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER DISCLOSURE ...........    86
APPENDIX I: INCOME ASSURER BENEFIT(SM) RIDERS DISCLOSURE ................    94
APPENDIX J: CONDENSED FINANCIAL INFORMATION (UNAUDITED) .................   103
TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION ............   113


CORPORATE CONSOLIDATION


On Dec. 31, 2006, American Centurion Life Assurance Company merged into an affiliate company, IDS Life Insurance Company of New York (IDS Life NY). At that time, IDS Life NY changed its name to RiverSource Life Insurance Co. of New York. This merger helped simplify the overall corporate structure because the two life insurance companies were consolidated into one. This consolidation and renaming did not have any adverse effect on the features or benefits of your contract.



------------------------------------------------------------------------------

2 RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -
  ISSUED BY RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK - PROSPECTUS

KEY TERMS

These terms can help you understand details about your contract.

ACCUMULATION UNIT: A measure of the value of each subaccount before annuity payouts begin.

ANNUITANT: The person on whose life or life expectancy the annuity payouts are based.

ANNUITY PAYOUTS: An amount paid at regular intervals under one of several plans.

ASSUMED INVESTMENT RATE: The rate of return we assume your investments will earn when we calculate your initial annuity payout amount using the annuity table in your contract. The standard assumed investment rate we use is 3.5% but you may request we substitute an assumed investment rate of 5.0%. The 5.0% assumed investment rate is not available for any contracts with a five-year withdrawal charge schedule and a MAV Death Benefit.

BENEFICIARY: The person you designate to receive benefits in case of the owner's or annuitant's death while the contract is in force.

CLOSE OF BUSINESS: The time the New York Stock Exchange (NYSE) closes (4 p.m. Eastern time unless the NYSE closes earlier).

CODE: The Internal Revenue Code of 1986, as amended.

CONTRACT: A deferred annuity contract that permits you to accumulate money for retirement by making one or more purchase payments. It provides for lifetime or other forms of payouts beginning at a specified time in the future.

CONTRACT VALUE: The total value of your contract before we deduct any applicable charges.

CONTRACT YEAR: A period of 12 months, starting on the effective date of your contract and on each anniversary of the effective date.

FIXED ACCOUNT: Our general account which includes the one-year fixed account and the DCA fixed account. Amounts you allocate to the fixed account earn interest rates we declare periodically.


FUNDS: Investment options under your contract. You may allocate your purchase payments into subaccounts investing in shares of these funds.

OWNER (YOU, YOUR): The person or persons who control the contract (decides on investment allocations, transfers, payout options, etc.). Usually, but not always, the owner is also the annuitant. The owner is responsible for taxes, regardless of whether he or she receives the contract's benefits.

QUALIFIED ANNUITY: A contract that you purchase to fund one of the following tax-deferred retirement plans that is subject to applicable federal law and any rules of the plan itself:


o     Individual Retirement Annuities (IRAs) under Section 408(b) of the Code

o     Roth IRAs under Section 408A of the Code

o     Simplified Employee Pension IRA (SEP) plans under Section 408(k) of the
      Code

o     Tax-Sheltered Annuity (TSA) rollovers under Section 403(b) of the Code

A qualified annuity will not provide any necessary or additional tax deferral if it is used to fund a retirement plan that is already tax-deferred.

All other contracts are considered NONQUALIFIED ANNUITIES.

RETIREMENT DATE: The date when annuity payouts are scheduled to begin.

RIDER EFFECTIVE DATE: The date you add a rider to the contract.


RIVERSOURCE LIFE OF NY: In this prospectus, "we," "us," "our" and "RiverSource Life of NY" refer to RiverSource Life Insurance Co. of New York.



------------------------------------------------------------------------------

RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -
ISSUED BY RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK - PROSPECTUS 3

VALUATION DATE: Any normal business day, Monday through Friday, on which the NYSE is open, up to the close of business. At the close of business, the next valuation date begins. We calculate the accumulation unit value of each subaccount on each valuation date. If we receive your purchase payment or any transaction request (such as a transfer or withdrawal request) at our home office before the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the valuation date we received your payment or transaction request. On the other hand, if we receive your purchase payment or transaction request at our home office at or after the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the next valuation date. If you make a transaction request by telephone (including by fax), you must have completed your transaction by the close of business in order for us to process it using the accumulation unit value we calculate on that valuation date. If you were not able to complete your transaction before the close of business for any reason, including telephone service interruptions or delays due to high call volume, we will process your transaction using the accumulation unit value we calculate on the next valuation date.

VARIABLE ACCOUNT: Consists of separate subaccounts to which you may allocate purchase payments; each invests in shares of one fund. The value of your investment in each subaccount changes with the performance of the particular fund.

WITHDRAWAL VALUE: The amount you are entitled to receive if you make a full withdrawal from your contract. It is the contract value minus any applicable charges.


------------------------------------------------------------------------------

4 RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -
  ISSUED BY RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK - PROSPECTUS

THE CONTRACT IN BRIEF


PURPOSE: The contract allows you to accumulate money for retirement or a similar long-term goal. You do this by making one or more purchase payments. You may allocate your purchase payments to the one-year fixed account, the DCA fixed account and/or subaccounts of the variable account under the contract; however, you risk losing amounts you invest in the subaccounts of the variable account. These accounts, in turn, may earn returns that increase the value of the contract. You may be able to purchase an optional benefit to reduce the investment risk you assume under the contract. Beginning at a specified time in the future called the retirement date, the contract provides lifetime or other forms of payout of your contract value (less any applicable premium tax).

BUYING A CONTRACT: There are many factors to consider carefully before you buy a variable annuity and any optional benefit rider. Variable annuities -- with or without optional benefit riders -- are not right for everyone. MAKE SURE YOU HAVE ALL THE FACTS YOU NEED BEFORE YOU PURCHASE A VARIABLE ANNUITY OR CHOOSE AN OPTIONAL BENEFIT RIDER. Some of the factors you may wish to consider include:

o "Tax Free" Exchanges: It may not be advantageous for you to purchase this contract in exchange for, or in addition to, an existing annuity or life insurance policy. Generally, you can exchange one annuity for another in a "tax-free" exchange under Section 1035 of the Code. You also generally can exchange a life insurance policy for an annuity. However, before making an exchange, you should compare both contracts carefully because the features and benefits may be different. Fees and charges may be higher or lower on your old contract than on this contract. You may have to pay a withdrawal charge when you exchange out of your old contract and a new withdrawal charge period will begin when you exchange into this contract. If the exchange does not qualify for
      Section 1035 treatment, you also may have to pay federal income tax on the exchange. You should not exchange your old contract for this contract, or buy this contract in addition to your old contract, unless you determine it is in your best interest.

o Tax-deferred retirement plans: Most annuities have a tax-deferred feature. So do many retirement plans under the Code. As a result, when you use a qualified annuity to fund a retirement plan that is tax-deferred, your contract will not provide any necessary or additional tax deferral for that retirement plan. A qualified annuity has features other than tax deferral that may help you reach your retirement goals. In addition, the Code subjects retirement plans to required withdrawals triggered at a certain age. These mandatory withdrawals are called required minimum distributions ("RMDs"). RMDs may reduce the value of certain death benefits and optional riders (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). You should consult your tax advisor before you purchase the contract as a qualified annuity for an explanation of the tax implications to you.

o Taxes: Generally, income earned on your contract value grows tax-deferred until you make withdrawals or begin to receive payouts. (Under certain circumstances, IRS penalty taxes may apply.) The tax treatment of qualified and nonqualified annuities differs. Even if you direct payouts to someone else, you will be taxed on the income if you are the owner. (p. 67)

o Your age: If you are an older person, you may not necessarily have a need for tax deferral, retirement income or a death benefit. Older persons who are considering buying a contract including any optional benefits may find it helpful to consult with or include a family member, friend or other trusted advisor in the decision making process before buying a contract.

o How long you plan to keep the contract: The contract has withdrawal charges. (p. 7) Does the contract meet your current and anticipated future needs for liquidity?

o If you can afford the contract: are your annual income and assets adequate to buy the contract and any optional benefit riders you may choose?

o The fees and expenses you will pay when buying, owning and withdrawing money from this contract. (p. 35)

o How and when you plan to take money from the contract: under current tax law, withdrawals, including withdrawals made under optional benefit riders, are taxed differently than annuity payouts. In addition, certain withdrawals may be subject to a federal income tax penalty. (p. 50)


o Your investment objectives, how much experience you have in managing investments and how much risk you are you willing to accept.


o Short-term trading: if you plan to manage your investment in the contract by frequent or short-term trading, this contract is not suitable for you and you should not buy it. (p. 47)

FREE LOOK PERIOD: You may return your contract to your investment professional or to our administrative office within the time stated on the first page of your contract and receive a full refund of the contract value. We will not deduct any contract charges or fees. However, you bear the investment risk from the time of purchase until you return the contract; the refund amount may be more or less than the payment you made. (EXCEPTION: If the law requires, we will refund all of your purchase payments.)



------------------------------------------------------------------------------

RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -
ISSUED BY RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK - PROSPECTUS 5

ACCOUNTS: Generally, you may allocate your purchase payments among the:

o subaccounts of the variable account, each of which invests in a fund with a particular investment objective. The value of each subaccount varies with the performance of the particular fund in which it invests. We cannot guarantee that the value at the retirement date will equal or exceed the total purchase payments you allocate to the subaccounts. (p.__)

o one-year fixed account, which earns interest at rates that we adjust periodically. There are restrictions on the amount you can allocate to this account as well as on transfers from this account (see "Buying Your Contract" and "Transfer policies"). (p. 31)

o DCA fixed account, which earns interest at rates that we adjust periodically. There are restrictions on how long contract value can remain in this account (see "DCA Fixed Account"). (p. 31)

TRANSFERS: Subject to certain restrictions, you currently may redistribute your contract value among the accounts without charge at any time until annuity payouts begin, and once per contract year among the subaccounts after annuity payouts begin. You may establish automated transfers among the accounts. Transfers into the DCA fixed account are not permitted. We reserve the right to limit transfers to the one-year fixed account if the interest rate we are then currently crediting is equal to the minimum interest rate stated in the contract. (p. 47)

WITHDRAWALS: You may withdraw all or part of your contract value at any time before the retirement date. You also may establish automated partial withdrawals. Withdrawals may be subject to charges and income taxes (including a 10% IRS penalty if you make withdrawals prior to your reaching age 59 1/2) and may have other tax consequences. Certain other restrictions may apply. (p.50)

OPTIONAL BENEFITS: You can buy additional benefits with your contract. We offer optional living benefits, including: a guaranteed contract value on a future date ("Accumulation Protection Benefit(SM) Rider" p. 53) and a guaranteed minimum withdrawal benefit that permits you to withdraw a guaranteed amount from the contract over the lifetime of a single person ("Guarantor Withdrawal Benefit for Life(SM) Rider" p. 55). Optional living benefits require the use of a model portfolio which may limit transfers and allocations; may limit the timing, amount and allocation of purchase payments; and may limit the amount of withdrawals that can be taken under the optional benefit during a contract year (p. 57). We previously offered other optional living benefits (p. 65). Optional benefits may have eligibility requirements.

BENEFITS IN CASE OF DEATH: If you or the annuitant die before annuity payouts begin, we will pay the beneficiary an amount based on the death benefit selected. (p. 51)

ANNUITY PAYOUTS: You can apply your contract value to an annuity payout plan that begins on the retirement date. You may choose from a variety of plans to make sure that payouts continue as long as you like. If you buy a qualified annuity, the payout schedule must meet IRS requirements. We can make payouts on a fixed or variable basis, or both. During the annuity payout period, your choices for subaccounts may be limited. The DCA fixed account are not available during the payout period. (p. 65)





------------------------------------------------------------------------------

6 RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -
  ISSUED BY RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK - PROSPECTUS

EXPENSE SUMMARY

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING AND MAKING A WITHDRAWAL FROM THE CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT OR MAKE A WITHDRAWAL FROM THE CONTRACT.

CONTRACT OWNER TRANSACTION EXPENSES

WITHDRAWAL CHARGE

(Contingent deferred sales charge as a percentage of purchase payments withdrawn)

You select either a seven-year or five-year withdrawal charge schedule at the time of application.


          SEVEN-YEAR SCHEDULE                      FIVE-YEAR SCHEDULE
YEARS FROM PURCHASE   WITHDRAWAL CHARGE   YEARS FROM PURCHASE   WITHDRAWAL CHARGE
  PAYMENT RECEIPT         PERCENTAGE        PAYMENT RECEIPT         PERCENTAGE
         1                    8%                   1                    8%
         2                    8                    2                    7
         3                    7                    3                    6
         4                    7                    4                    4
         5                    6                    5                    2
         6                    5                    Thereafter           0
         7                    3
         Thereafter           0

WITHDRAWAL CHARGE UNDER ANNUITY PAYOUT PLAN E -- PAYOUTS FOR A SPECIFIC
PERIOD: Under this annuity payout plan, in most cases you can elect to take a withdrawal of the remaining variable payouts. If you take a withdrawal we impose a withdrawal charge. This charge will vary based on the death benefit guarantee and the assumed investment rate (AIR) you selected for the variable payouts. The withdrawal charge equals the present value of the remaining variable payouts using an AIR of either 3.5% or 5% minus the present value of the remaining variable payouts using the applicable discount rate shown in the table below. (See "Charges -- Withdrawal Charge" and "The Annuity Payout Period -- Annuity Payout Plans.")

FOR CONTRACTS PURCHASED ON OR AFTER JUNE 19, 2006

IF YOUR WITHDRAWAL CHARGE SCHEDULE IS:       AND YOUR AIR IS 3.5%, THEN           AND YOUR AIR IS 5.0%, THEN
                                         YOUR DISCOUNT RATE PERCENT (%) IS:   YOUR DISCOUNT RATE PERCENT (%) IS:
QUALIFIED
Seven-year withdrawal charge schedule                   5.90%                               7.40%
Five-year withdrawal charge schedule                    6.15%                               7.65%

NONQUALIFIED
Seven-year withdrawal charge schedule                   6.10%                               6.25%
Five-year withdrawal charge schedule                    7.70%                               7.85%

FOR ALL OTHER CONTRACTS

IF YOUR WITHDRAWAL CHARGE SCHEDULE IS:       AND YOUR AIR IS 3.5%, THEN           AND YOUR AIR IS 5.0%, THEN
                                         YOUR DISCOUNT RATE PERCENT (%) IS:   YOUR DISCOUNT RATE PERCENT (%) IS:
QUALIFIED
Seven-year withdrawal charge schedule                   6.00%                               7.50%
Five-year withdrawal charge schedule                    6.15%                               7.65%

NONQUALIFIED
Seven-year withdrawal charge schedule                   6.20%                               6.35%
Five-year withdrawal charge schedule                    7.70%                               7.85%


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RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -
ISSUED BY RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK - PROSPECTUS 7

THE NEXT TWO TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING FUND FEES AND EXPENSES.

ANNUAL VARIABLE ACCOUNT EXPENSES
(As a percentage of average daily subaccount value.)

YOU MUST CHOOSE A DEATH BENEFIT GUARANTEE, A QUALIFIED OR NONQUALIFIED CONTRACT AND THE LENGTH OF YOUR CONTRACT'S WITHDRAWAL CHARGE SCHEDULE. THE COMBINATION YOU CHOOSE DETERMINES THE MORTALITY AND EXPENSE RISK FEES YOU PAY. THE TABLE BELOW SHOWS THE COMBINATIONS AVAILABLE TO YOU AND THEIR COST. THE VARIABLE ACCOUNT ADMINISTRATIVE CHARGE IS IN ADDITION TO THE MORTALITY AND EXPENSE RISK FEE.

SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE FOR CONTRACTS PURCHASED ON OR AFTER JUNE 19, 2006

                                        MORTALITY AND       VARIABLE ACCOUNT       TOTAL VARIABLE
                                       EXPENSE RISK FEE   ADMINISTRATIVE CHARGE   ACCOUNT EXPENSE
QUALIFIED ANNUITIES
ROP Death Benefit                            0.90%                0.15%                 1.05%
MAV Death Benefit                            1.10                 0.15                  1.25
NONQUALIFIED ANNUITIES
ROP Death Benefit                            1.05                 0.15                  1.20
MAV Death Benefit                            1.25                 0.15                  1.40

SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE FOR ALL OTHER CONTRACTS


                                        MORTALITY AND       VARIABLE ACCOUNT       TOTAL VARIABLE
                                       EXPENSE RISK FEE   ADMINISTRATIVE CHARGE   ACCOUNT EXPENSE
QUALIFIED ANNUITIES
ROP Death Benefit                            1.00%                0.15%                 1.15%
MAV Death Benefit                            1.20                 0.15                  1.35
NONQUALIFIED ANNUITIES
ROP Death Benefit                            1.15                 0.15                  1.30
MAV Death Benefit                            1.35                 0.15                  1.50

FIVE-YEAR WITHDRAWAL CHARGE SCHEDULE

QUALIFIED ANNUITIES
ROP Death Benefit                            1.20%                0.15%                 1.35%
MAV Death Benefit                            1.40                 0.15                  1.55
NONQUALIFIED ANNUITIES
ROP Death Benefit                            1.35                 0.15                  1.50
MAV Death Benefit                            1.55                 0.15                  1.70



------------------------------------------------------------------------------

8 RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -
  ISSUED BY RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK - PROSPECTUS

OTHER ANNUAL EXPENSES

ANNUAL CONTRACT ADMINISTRATIVE CHARGE                                    $40

(We will waive this charge when your contract value is $50,000 or more on the current contract anniversary except at full withdrawal.)


OPTIONAL LIVING BENEFITS -- CURRENTLY OFFERED


If eligible, you may select one of the following optional living benefits.
                            ---
Each optional living benefit requires the use of an asset allocation model portfolio. The fees apply only if you elect one of these benefits.

ACCUMULATION PROTECTOR BENEFIT(SM) RIDER FEE                                    MAXIMUM: 1.75%   CURRENT: 0.55%
(Charged annually on the contract anniversary as a percentage of the contract value or the Minimum Contract Accumulation Value, whichever is greater.)

GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(SM) RIDER FEE                             MAXIMUM: 1.50%   CURRENT: 0.65%
(Charged annually on the contract anniversary as a percentage of the contract value or the total Remaining Benefit Amount, whichever is greater.)

OPTIONAL LIVING BENEFITS -- PREVIOUSLY OFFERED

The following optional living benefits, except as noted, are no longer available for purchase. The fees apply only if you elected one of these benefits when you purchased your contract. Each optional living benefit requires the use of an asset allocation model portfolio.

GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER FEE                                      MAXIMUM: 1.50%   CURRENT: 0.55%
(As a percentage of contract value charged annually on the contract anniversary.)

INCOME ASSURER BENEFIT(SM) - MAV RIDER FEE                                      MAXIMUM: 1.50%   CURRENT: 0.30%
INCOME ASSURER BENEFIT(SM) - 5% ACCUMULATION BENEFIT BASE RIDER FEE             MAXIMUM: 1.75%   CURRENT: 0.60%
INCOME ASSURER BENEFIT(SM) - GREATER OF MAV OR 5% ACCUMULATION BENEFIT BASE
   RIDER FEE                                                                    MAXIMUM: 2.00%   CURRENT: 0.65%
(As a percentage of the guaranteed income benefit base charged annually on the contract anniversary.)

ANNUAL OPERATING EXPENSES OF THE FUNDS


THE NEXT TWO TABLES DESCRIBE THE OPERATING EXPENSES OF THE FUNDS. THESE OPERATING EXPENSES ARE FOR THE FISCAL YEAR ENDING DEC. 31, 2006, UNLESS OTHERWISE NOTED. THE FIRST TABLE SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE FUNDS. THE SECOND TABLE SHOWS THE TOTAL OPERATING EXPENSES CHARGED BY EACH FUND. MORE DETAIL CONCERNING EACH FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH FUND.


MINIMUM AND MAXIMUM ANNUAL OPERATING EXPENSES FOR THE FUNDS

(Including management fee, distribution and/or service (12b-1) fees and other expenses)(a)


                                                                  MINIMUM   MAXIMUM
Total expenses before fee waivers and/or expense reimbursements    0.51%     1.86%

(a)   Each fund deducts management fees and other expenses from fund assets.
      Fund assets include amounts you allocate to a particular fund. Funds may also charge 12b-1 fees that are used to finance any activity that is primarily intended to result in the sale of fund shares. Because 12b-1 fees are paid out of fund assets on an ongoing basis, you may pay more if you select subaccounts investing in funds that have adopted 12b-1 plans than if you select subaccounts investing in funds that have not adopted 12b-1 plans. The fund or the fund's affiliates may pay us or our affiliates for promoting and supporting the offer, sale and servicing of fund shares. In addition, the fund's distributor and/or investment adviser, transfer agent or their affiliates may pay us or our affiliates for various services we or our affiliates provide. The amount of these payments will vary by fund and may be significant. See "The Variable
      Account and the Funds" for additional information, including potential conflicts of interest these payments may create. For a more complete description of each fund's fees and expenses and important disclosure regarding payments the fund and/or its affiliates make, please review the fund's prospectus and SAI.



------------------------------------------------------------------------------

RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -
ISSUED BY RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK - PROSPECTUS 9

TOTAL ANNUAL OPERATING EXPENSES FOR EACH FUND*


(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)


                                                                                                                 GROSS TOTAL
                                                                                MANAGEMENT   12b-1     OTHER       ANNUAL
                                                                                   FEES       FEES   EXPENSES     EXPENSES
AIM V.I. Basic Value Fund, Series II Shares                                       0.72%      0.25%    0.30%**    1.27%(1),(2)
AIM V.I. Capital Appreciation Fund, Series II Shares                              0.61       0.25     0.30**     1.16(1)
AIM V.I. Capital Development Fund, Series II Shares                               0.75       0.25     0.35**     1.35(1),(2)
AIM V.I. Global Health Care Fund, Series II Shares                                0.75       0.25     0.36**     1.36(1)
AIM V.I. International Growth Fund, Series II Shares                              0.72       0.25     0.39**     1.36(1)
AIM V.I. Mid Cap Core Equity Fund, Series II Shares                               0.72       0.25     0.34**     1.31(1)
AllianceBernstein VPS Balanced Shares Portfolio (Class B)                         0.55       0.25     0.18       0.98
AllianceBernstein VPS Global Technology Portfolio (Class B)                       0.75       0.25     0.18       1.18
AllianceBernstein VPS Growth and Income Portfolio (Class B)                       0.55       0.25     0.06       0.86
AllianceBernstein VPS International Value Portfolio (Class B)                     0.75       0.25     0.10       1.10
American Century VP Inflation Protection, Class II                                0.49       0.25     0.01       0.75
American Century VP International, Class II                                       1.13       0.25       --       1.38
American Century VP Mid Cap Value, Class II                                       0.90       0.25       --       1.15
American Century VP Ultra(R), Class II                                            0.90       0.25       --       1.15
American Century VP Value, Class II                                               0.83       0.25       --       1.08
Columbia High Yield Fund, Variable Series, Class B                                0.55       0.25     0.32       1.12(3)
Columbia Marsico Growth Fund, Variable Series, Class A                            0.74         --     0.27       1.01(3)
Columbia Marsico International Opportunities Fund, Variable  Series, Class B      0.80       0.25     0.32       1.37(3)
Columbia Small Cap Value Fund, Variable Series, Class B                           0.80       0.25     0.11       1.16(4)
Credit Suisse Trust - Commodity Return Strategy Portfolio                         0.50       0.25     0.51       1.26(5)
Dreyfus Investment Portfolios MidCap Stock Portfolio, Service Shares              0.75       0.25     0.06**     1.06(6)
Dreyfus Investment Portfolios Technology Growth Portfolio, Service Shares         0.75       0.25     0.12**     1.12
Dreyfus Variable Investment Fund Appreciation Portfolio, Service Shares           0.75       0.25     0.07       1.07
Dreyfus Variable Investment Fund International Equity Portfolio, Service Shares   0.75       0.25     0.28       1.28
Dreyfus Variable Investment Fund International Value Portfolio, Service Shares    1.00       0.25     0.19       1.44(6)
Eaton Vance VT Floating-Rate Income Fund                                          0.57       0.25     0.37       1.19
Fidelity(R) VIP Contrafund(R) Portfolio Service Class 2                           0.57       0.25     0.09       0.91
Fidelity(R) VIP Growth Portfolio Service Class 2                                  0.57       0.25     0.12       0.94
Fidelity(R) VIP Investment Grade Bond Portfolio Service Class 2                   0.32       0.25     0.12       0.69
Fidelity(R) VIP Mid Cap Portfolio Service Class 2                                 0.57       0.25     0.11       0.93
Fidelity(R) VIP Overseas Portfolio Service Class 2                                0.72       0.25     0.16       1.13
FTVIPT Franklin Income Securities Fund - Class 2                                  0.46       0.25     0.01       0.72
FTVIPT Franklin Rising Dividends Securities Fund - Class 2                        0.60       0.25     0.03**     0.88(7)
FTVIPT Franklin Small-Mid Cap Growth Securities Fund - Class 2                    0.48       0.25     0.30**     1.03(7)
FTVIPT Mutual Shares Securities Fund - Class 2                                    0.60       0.25     0.21       1.06
FTVIPT Templeton Global Income Securities Fund - Class 2                          0.56       0.25     0.16       0.97
FTVIPT Templeton Growth Securities Fund - Class 2                                 0.74       0.25     0.04       1.03
Goldman Sachs VIT Mid Cap Value Fund - Institutional Shares                       0.80         --     0.07       0.87(8)
Goldman Sachs VIT Structured U.S. Equity Fund - Institutional Shares              0.65         --     0.07       0.72(8)
Janus Aspen Series Large Cap Growth Portfolio: Service Shares                     0.64       0.25     0.05**     0.94
Legg Mason Partners Variable Small Cap Growth Portfolio, Class I                  0.75         --     0.21**     0.96
MFS(R) Investors Growth Stock Series - Service Class                              0.75       0.25     0.12       1.12
MFS(R) New Discovery Series - Service Class                                       0.90       0.25     0.13       1.28



------------------------------------------------------------------------------

10 RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -
   ISSUED BY RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK - PROSPECTUS

(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)

                                                                                                              GROSS TOTAL
                                                                            MANAGEMENT   12b-1    OTHER          ANNUAL
                                                                               FEES       FEES  EXPENSES        EXPENSES
MFS(R) Total Return Series - Service Class                                       0.75%   0.25%   0.10%    1.10%(9)
MFS(R) Utilities Series - Service Class                                          0.75    0.25    0.11     1.11
Oppenheimer Capital Appreciation Fund/VA, Service Shares                         0.64    0.25    0.03**   0.92(10)
Oppenheimer Global Securities Fund/VA, Service Shares                            0.62    0.25    0.04**   0.91(10)
Oppenheimer Main Street Small Cap Fund/VA, Service Shares                        0.72    0.25    0.03**   1.00(10)
Oppenheimer Strategic Bond Fund/VA, Service Shares                               0.62    0.25    0.02**   0.89(10)
PIMCO VIT All Asset Portfolio, Advisor Share Class                               0.18    0.25    0.86**   1.29
Putnam VT Health Sciences Fund - Class IB Shares                                 0.70    0.25    0.15**   1.10
Putnam VT International Equity Fund - Class IB Shares                            0.74    0.25    0.19**   1.18
Putnam VT Small Cap Value Fund - Class IB Shares                                 0.76    0.25    0.09**   1.10
Putnam VT Vista Fund - Class IB Shares                                           0.65    0.25    0.15**   1.05
RiverSource(R) Variable Portfolio - Cash Management Fund                         0.33    0.13    0.14     0.60(11)
RiverSource(R) Variable Portfolio - Diversified Bond Fund                        0.46    0.13    0.15**   0.74(11)
RiverSource(R) Variable Portfolio - Diversified Equity Income Fund               0.64    0.13    0.14**   0.91(11),(12)
RiverSource(R) Variable Portfolio - Emerging Markets Fund                        1.13    0.13    0.25**   1.51(11),(12)
RiverSource(R) Variable Portfolio - Fundamental Value Fund                       0.72    0.13    0.17**   1.02(11),(12),(13)
RiverSource(R) Variable Portfolio - Global Inflation Protected Securities
   Fund                                                                          0.44    0.13    0.15**   0.72(11),(13)
RiverSource(R) Variable Portfolio - Growth Fund                                  0.71    0.13    0.17**   1.01(11),(12)
RiverSource(R) Variable Portfolio - High Yield Bond Fund                         0.59    0.13    0.16**   0.88(11)
RiverSource(R) Variable Portfolio - Income Opportunities Fund                    0.61    0.13    0.16**   0.90(11),(13)
RiverSource(R) Variable Portfolio - International Opportunity Fund               0.76    0.13    0.19**   1.08(11),(12)
RiverSource(R) Variable Portfolio - Large Cap Equity Fund                        0.57    0.13    0.13**   0.83(11),(12)
RiverSource(R) Variable Portfolio - Large Cap Value Fund                         0.60    0.13    0.50**   1.23(11),(13)
RiverSource(R) Variable Portfolio - Mid Cap Growth Fund                          0.60    0.13    0.15**   0.88(11),(12),(13)
RiverSource(R) Variable Portfolio - Mid Cap Value Fund                           0.72    0.13    0.22**   1.07(11),(12),(13)
RiverSource(R) Variable Portfolio - S&P 500 Index Fund                           0.22    0.13    0.16**   0.51(11),(13)
RiverSource(R) Variable Portfolio - Select Value Fund                            0.72    0.13    0.37**   1.22(11),(12),(13)
RiverSource(R) Variable Portfolio - Short Duration U.S. Government  Fund         0.48    0.13    0.16**   0.77(11)
RiverSource(R) Variable Portfolio - Small Cap Value Fund                         1.00    0.13    0.19**   1.32(11),(12),(13)
Van Kampen Life Investment Trust Comstock Portfolio, Class II Shares             0.56    0.25    0.03     0.84
Van Kampen UIF Global Real Estate Portfolio, Class II Shares                     0.85    0.35    0.66     1.86(14)
Van Kampen UIF Mid Cap Growth Portfolio, Class II Shares                         0.75    0.35    0.31     1.41(14)
Van Kampen UIF U.S. Real Estate Portfolio, Class II Shares                       0.73    0.35    0.28     1.36(14)
Wanger International Small Cap                                                   0.91      --    0.10     1.01
Wanger U.S. Smaller Companies                                                    0.90      --    0.05     0.95

 * The Funds provided the information on their expenses and we have not independently verified the information.

** "Other expenses" may include fees and expenses incurred indirectly by the Fund as a result of its investment in other investment companies
      (also referred to as acquired funds).

(1) The Fund's advisor has contractually agreed to waive advisory fees and/or reimburse expenses of Series II shares to the extent necessary to limit total annual expenses (subject to certain exclusions) of Series II shares to 1.45% of average daily net assets. This expense limitation is in effect through at least April 30, 2008.

(2)   Through April 30, 2008 (through Dec. 31, 2009, for AIM V.I. Basic Value
      Fund, Series II Shares), the Fund's advisor has contractually agreed to waive a portion of its advisory fees. After fee waivers and expense reimbursements net expenses would be 1.22% for AIM V.I. Basic Value
      Fund, Series II Shares and 1.34% for AIM V.I. Capital Development Fund,
      Series II Shares.

(3) The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees. The Fund's Investment Adviser and Distributor have contractually agreed to waive advisory fees and reimburse the Fund for certain expenses (subject to certain exclusions) through April 30, 2008. After fee waivers and expense reimbursements net expenses would be 0.66% for Columbia High Yield Fund, Variable Series,
      Class B. There is no guarantee that these waivers and/or limitations will continue after April 30, 2008.


------------------------------------------------------------------------------

RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -
ISSUED BY RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK - PROSPECTUS 11

(4) Other expenses have been restated to reflect contractual changes to fees paid by the Fund. The Fund's Advisor and Distributor have voluntarily agreed to waive fees and reimburse the Fund for certain expenses
      (subject to certain exclusions). After fee waivers and expense reimbursements net expenses would be 1.10% for Columbia Small Cap Value
      Fund, Variable Series, Class B. This arrangement may be modified or terminated by the advisor or distributor at any time.

(5) Credit Suisse fee waivers are voluntary and may be discontinued at any time. After fee waivers and expense reimbursements net expenses would be 0.95% for Credit Suisse Trust - Commodity Return Strategy Portfolio.

(6) The Dreyfus Corporation has agreed, until Dec. 31, 2007, to waive receipt of its fees and/or assume the expenses of the portfolio so that the net expenses (subject to certain exclusions) do not exceed 0.90% for Dreyfus Investment Portfolios MidCap Stock Portfolio, Service Shares and
      1.40% for Dreyfus Variable Investment Fund International Value
      Portfolio, Service Shares.

(7) The manager has agreed in advance to reduce its fee from assets invested by the Fund in a Franklin Templeton money market fund (the acquired fund) to the extent that the Fund's fees and expenses are due to those of the acquired fund. This reduction is required by the Trust's board of trustees and an exemptive order of the Securities and Exchange
      Commission (SEC). After fee reductions net expenses would be 0.87% for FTVIPT Franklin Rising Dividends Securities Fund - Class 2 and 1.02% for
      FTVIPT Franklin Small-Mid Cap Growth Securities Fund - Class 2.

(8) "Other expenses" include transfer agency fees and expenses equal on an annualized basis to 0.04% of the average daily net assets of the Fund plus all other ordinary expenses not detailed in the table above. The
      Investment Adviser has voluntarily agreed to limit "Other expenses"
      (subject to certain exclusions) to the extent that such expenses exceed, on an annual basis, 0.054% of the Fund's average daily net assets for Goldman Sachs VIT Mid Cap Value Fund - Institutional Shares and 0.044% of the Fund's average daily net assets for Goldman Sachs VIT Structured
      U.S. Equity Fund - Institutional Shares. The Investment Adviser may cease or modify the expense limitations at its discretion at anytime. If this occurs, other expenses and total annual operating expenses may increase without shareholder approval.

(9)   The Fund's management fee as set forth in its Investment Advisory
      Agreement is 0.75% of average daily net assets annually. MFS has agreed in writing to reduce its management fee to 0.65% of average daily net assets in excess of $3 billion. For the Fund's most recent fiscal year, the effective management fee was 0.73% of average daily net assets. This written agreement will remain in effect until modified by the Fund's
      Board of Trustees.

(10) The "Other expenses" in the table are based on, among other things, the fees the Fund would have paid if the transfer agent had not waived a portion of its fee under a voluntary undertaking to the Fund to limit these fees to 0.35% of average daily net assets per fiscal year for all classes. That undertaking may be amended or withdrawn at any time. For the Fund's fiscal year ended Dec. 31, 2006, the transfer agent fees did not exceed this expense limitation. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in Oppenheimer Institutional
      Money Market Fund. After fee waivers and expense reimbursements, the net expenses would have been 0.88% for Oppenheimer Strategic Bond Fund/VA, Service Shares.

(11) The Fund's expense figures are based on actual expenses for the four month period ended Dec. 31, 2006, adjusted to an annual basis.

(12) Management fees include the impact of a performance incentive adjustment fee that decreased the management fee by 0.01% for RiverSource(R)
      Variable Portfolio - Fundamental Value Fund, 0.10% for RiverSource(R)
      Variable Portfolio - Mid Cap Growth Fund and 0.06% for RiverSource(R)
      Variable Portfolio - Select Value Fund. Includes the impact of a performance incentive adjustment that increased the management fee by 0.07% for RiverSource(R) Variable Portfolio - Diversified Equity Income
      Fund, 0.04% for RiverSource(R) Variable Portfolio - Emerging Markets
      Fund, 0.11% for RiverSource(R) Variable Portfolio - Growth Fund, 0.01% for RiverSource(R) Variable Portfolio - International Opportunity Fund,
      0.01% for RiverSource(R) Variable Portfolio - Large Cap Equity Fund,
      0.02% for RiverSource(R) Variable Portfolio - Mid Cap Value Fund and
      0.05% for RiverSource(R) Variable Portfolio - Small Cap Value Fund.

(13) RiverSource Investments, LLC and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Dec.
      31, 2007, unless sooner terminated at the discretion of the Fund's
      Board. Any amount waived will not be reimbursed by the Fund. Under this agreement, net expenses (excluding fees and expenses of acquired funds), before giving effect to any applicable performance incentive adjustment, will not exceed: 1.07% for RiverSource(R) Variable Portfolio -
      Fundamental Value Fund, 0.72% for RiverSource(R) Variable Portfolio -
      Global Inflation Protected Securities Fund, 0.99% for RiverSource(R)
      Variable Portfolio - Income Opportunities Fund, 1.05% for RiverSource(R)
      Variable Portfolio - Large Cap Value Fund, 1.00% for RiverSource(R)
      Variable Portfolio - Mid Cap Growth Fund, 1.08% for RiverSource(R)
      Variable Portfolio - Mid Cap Value Fund, 0.495% for RiverSource(R)
      Variable Portfolio - S&P 500 Index Fund, 1.00% for RiverSource(R)
      Variable Portfolio - Select Value Fund and 1.20% for RiverSource(R)
      Variable Portfolio - Small Cap Value Fund.

(14) The fees disclosed reflect gross ratios prior to any voluntary waivers/reimbursements of expenses by the adviser. The adviser has voluntarily agreed to waive a portion of or all of its management fee and/or reimburse expenses to the extent necessary to limit total annual operating expenses (subject to certain exclusions). Additionally, the distributor has agreed to voluntarily waive a portion of the 12b-1 fee for Class II shares. After these fee waivers/reimbursements, net expenses would have been 1.40% for Van Kampen UIF Global Real Estate
      Portfolio, Class II Shares, 1.15% for Van Kampen UIF Mid Cap Growth
      Portfolio, Class II Shares and 1.26% for Van Kampen UIF U.S. Real Estate
      Portfolio, Class II Shares.



------------------------------------------------------------------------------

12 RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -
   ISSUED BY RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK - PROSPECTUS

EXAMPLES

THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THESE CONTRACTS WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THESE COSTS INCLUDE YOUR TRANSACTION EXPENSES, CONTRACT ADMINISTRATIVE CHARGES(1), VARIABLE ACCOUNT ANNUAL EXPENSES AND FUND FEES AND EXPENSES.

THESE EXAMPLES ASSUME THAT YOU INVEST $10,000 IN THE CONTRACT FOR THE TIME PERIODS INDICATED. THESE EXAMPLES ALSO ASSUME THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR.


CURRENTLY OFFERED

MAXIMUM EXPENSES. These examples assume the most expensive combination of contract features and benefits and the maximum fees and expense of any of the funds offered on or after May 1, 2007. They assume that you select the MAV Death Benefit and the Accumulation Protection Benefit(SM) rider(2). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                                         IF YOU DO NOT WITHDRAW YOUR CONTRACT
                                               IF YOU WITHDRAW YOUR CONTRACT           OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                                         AT THE END OF THE APPLICABLE TIME PERIOD:    AT THE END OF THE APPLICABLE TIME PERIOD:
NONQUALIFIED ANNUITY                      1 YEAR     3 YEARS    5 YEARS   10 YEARS   1 YEAR     3 YEARS     5 YEARS    10 YEARS
Seven-year withdrawal charge schedule    $1,314.76  $2,241.99  $3,166.19  $5,113.51  $514.76   $1,541.99   $2,566.19   $5,113.51
Five-year withdrawal charge schedule      1,345.51   2,229.08   2,902.81   5,344.69   545.51    1,629.08    2,702.81    5,344.69

QUALIFIED ANNUITY                         1 YEAR     3 YEARS    5 YEARS   10 YEARS   1 YEAR     3 YEARS     5 YEARS    10 YEARS
Seven-year withdrawal charge schedule    $1,299.38  $2,198.23  $3,097.21  $4,995.19  $499.38   $1,498.23   $2,497.21   $4,995.19
Five-year withdrawal charge schedule      1,330.13   2,185.60   2,834.73   5,230.00   530.13    1,585.60    2,634.73    5,230.00

PREVIOUSLY OFFERED

MAXIMUM EXPENSES. These examples assume the most expensive combination of contract features and benefits and the maximum fees and expense of any of the funds for contracts we offered prior to May 1, 2007. They assume that you select the MAV Death Benefit and the Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit Base rider(2). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                                        IF YOU DO NOT WITHDRAW YOUR CONTRACT
                                                IF YOU WITHDRAW YOUR CONTRACT          OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                                         AT THE END OF THE APPLICABLE TIME PERIOD:    AT THE END OF THE APPLICABLE TIME PERIOD:
NONQUALIFIED ANNUITY                      1 YEAR     3 YEARS    5 YEARS   10 YEARS   1 YEAR      3 YEARS    5 YEARS    10 YEARS
Seven-year withdrawal charge schedule
   for contracts purchased on or after
   June 19, 2006                         $1,345.38  $2,363.22  $3,418.17  $5,876.07  $545.38   $1,663.22   $2,818.17  $5,876.07
Seven-year withdrawal charge schedule
   for all other contracts                1,355.63   2,392.75   3,465.26   5,958.60   555.63    1,692.75    2,865.26   5,958.60
Five-year withdrawal charge schedule      1,376.13   2,351.63   3,158.82   6,121.05   576.13    1,751.63    2,958.82   6,121.05

QUALIFIED ANNUITY                         1 YEAR     3 YEARS    5 YEARS   10 YEARS   1 YEAR     3 YEARS     5 YEARS    10 YEARS
Seven-year withdrawal charge schedule
  for contracts purchased on or after
  June 19, 2006                          $1,330.01  $2,318.81  $3,347.16  $5,750.61  $530.01   $1,618.81   $2,747.16  $5,750.61
Seven-year withdrawal charge schedule
  for all other contracts                 1,340.26   2,348.43   3,394.55   5,834.47   540.26    1,648.43    2,794.55   5,834.47
Five-year withdrawal charge schedule      1,360.76   2,307.50   3,088.72   5,999.54   560.76    1,707.50    2,888.72   5,999.54



------------------------------------------------------------------------------

RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -
ISSUED BY RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK - PROSPECTUS 13

ALL CONTRACTS


MINIMUM EXPENSES. These examples assume the least expensive combination of contract features and benefits and the minimum fees and expenses of any of the funds. They assume that you select the ROP Death Benefit and you do not select any optional riders. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                                        IF YOU DO NOT WITHDRAW YOUR CONTRACT
                                              IF YOU WITHDRAW YOUR CONTRACT           OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                                          AT THE END OF THE APPLICABLE TIME PERIOD:  AT THE END OF THE APPLICABLE TIME PERIOD:
NONQUALIFIED ANNUITY                      1 YEAR     3 YEARS    5 YEARS   10 YEARS   1 YEAR     3 YEARS     5 YEARS   10 YEARS
Seven-year withdrawal charge schedule
  for contracts purchased on or after
  June 19, 2006                          $  976.51  $1,246.83  $1,541.50  $2,045.46  $176.51   $  546.83   $  941.50  $2,045.46
Seven-year withdrawal charge schedule
  for all other contracts                   986.76   1,278.00   1,594.14   2,154.04   186.76      578.00      994.14   2,154.04
Five-year withdrawal charge schedule      1,007.26   1,240.14   1,298.75   2,368.02   207.26      640.14    1,098.75   2,368.02

QUALIFIED ANNUITY                         1 YEAR     3 YEARS    5 YEARS   10 YEARS   1 YEAR     3 YEARS     5 YEARS   10 YEARS
Seven-year withdrawal charge schedule
  for contracts purchased on or after
  June 19, 2006                          $  961.13  $1,199.96  $1,462.13  $1,880.58  $161.13   $  499.96   $  862.13  $1,880.58
Seven-year withdrawal charge schedule
  for all other contracts                   971.38   1,231.22   1,515.10   1,990.77   171.38      531.22      915.10   1,990.77
Five-year withdrawal charge schedule        991.88   1,193.56   1,220.37   2,207.93   191.88      593.56    1,020.37   2,207.93

(1) In these examples, the $40 contract administrative charge is estimated as a .012% charge. This percentage was determined by dividing the total amount of the contract administrative charges collected during the year that are attributable to each contract by the total average net assets that are attributable to that contract.

(2) Because these examples are intended to illustrate the most expensive combination of contract features, the maximum annual fee for each optional rider is reflected rather than the fee that is currently being charged.


CONDENSED FINANCIAL INFORMATION


You can find unaudited condensed financial information for the subaccounts under Appendix J.


FINANCIAL STATEMENTS

You can find our audited financial statements and the audited financial statements of the subaccounts with financial history in the SAI. The SAI does not include audited financial statements for subaccounts that are new and have no activity as of the financial statements date.

THE VARIABLE ACCOUNT AND THE FUNDS

VARIABLE ACCOUNT. The variable account was established under New York law on Oct. 12, 1995, and the subaccounts are registered together as a single unit investment trust under the Investment Company Act of 1940 (the 1940 Act). This registration does not involve any supervision of our management or investment practices and policies by the SEC. All obligations arising under the contracts are general obligations of RiverSource Life of NY.

The variable account meets the definition of a separate account under federal securities laws. We credit or charge income, capital gains and capital losses of each subaccount only to that subaccount. State insurance law prohibits us from charging a subaccount with liabilities of any other subaccount or of our general business. The variable account includes other subaccounts that are available under contracts that are not described in this prospectus.

Although the Internal Revenue Service (IRS) has issued some guidance on investor control, the U.S. Treasury and the IRS may continue to examine this aspect of variable contracts and provide additional guidance on investor control. Their concern involves how many investment choices (subaccounts) may be offered by an insurance company and how many exchanges among those subaccounts may be allowed before the contract owner would be currently taxed on income earned within the contract. At this time, we do not know what the additional guidance will be or when action will be taken. We reserve the right to modify the contract, as necessary, so that the owner will not be subject to current taxation as the owner of the subaccount assets.

We intend to comply with all federal tax laws so that the contract continues to qualify as an annuity for federal income tax purposes. We reserve the right to modify the contract as necessary to comply with any new tax laws.


------------------------------------------------------------------------------

14 RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -
   ISSUED BY RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK - PROSPECTUS

THE FUNDS. This contract currently offers subaccounts investing in shares of the funds listed in the table below.


      o INVESTMENT OBJECTIVES: The investment managers and advisers cannot guarantee that the funds will meet their investment objectives. Please read the funds' prospectuses for facts you should know before investing. These prospectuses are available by contacting us at the address or telephone number on the first page of this prospectus.

      o FUND NAME AND MANAGEMENT: A fund underlying your contract in which a subaccount invests may have a name, portfolio manager, objectives, strategies and characteristics that are the same or substantially similar to those of a publicly-traded retail mutual fund. Despite these similarities, an underlying fund is not the same as any publicly-traded retail mutual fund. Each underlying fund will have its own unique portfolio holdings, fees, operating expenses and operating results. The results of each underlying fund may differ significantly from any publicly-traded retail mutual fund.

      o ELIGIBLE PURCHASERS: All funds are available to serve as the underlying investments for variable annuities and variable life insurance policies. The funds are not available to the public (see "Fund Name and Management" above). Some funds also are available to serve as investment options for tax-deferred retirement plans. It is possible that in the future for tax, regulatory or other reasons, it may be disadvantageous for variable annuity accounts and variable life insurance accounts and/or tax-deferred retirement plans to invest in the available funds simultaneously. Although we and the funds do not currently foresee any such disadvantages, the boards of directors or trustees of each fund will monitor events in order to identify any material conflicts between annuity owners, policy owners and tax-deferred retirement plans and to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that it should establish separate funds for the variable annuity, variable life insurance and tax-deferred retirement plan accounts, you would not bear any expenses associated with establishing separate funds. Please refer to the funds' prospectuses for risk disclosure regarding simultaneous investments by variable annuity, variable life insurance and tax-deferred retirement plan accounts. Each fund intends to comply with the diversification requirements under
            Section 817(h) of the Code.

      o ASSET ALLOCATION PROGRAMS MAY IMPACT FUND PERFORMANCE: Asset allocation programs in general may negatively impact the performance of an underlying fund. Even if you do not participate in an asset allocation program, a fund in which your subaccount invests may be impacted if it is included in an asset allocation program. Rebalancing or reallocation under the terms of the asset allocation program may cause a fund to lose money if it must sell large amounts of securities to meet a redemption request. These losses can be greater if the fund holds securities that are not as liquid as others, for example, various types of bonds, shares of smaller companies and securities of foreign issuers. A fund may also experience higher expenses because it must sell or buy securities more frequently than it otherwise might in the absence of asset allocation program rebalancing or reallocations. Because asset allocation programs include periodic rebalancing and may also include reallocation, these effects may occur under the asset allocation program we offer (see "Making the Most of Your Contract --Portfolio Navigator Asset Allocation Program") or under asset allocation programs used in conjunction with the contracts and plans of other eligible purchasers of the funds.

      o FUNDS AVAILABLE UNDER THE CONTRACT: We seek to provide a broad array of underlying funds taking into account the fees and charges imposed by each fund and the contract charges we impose. We select the underlying funds in which the subaccounts initially invest and when there is substitution (see "Substitution of Investments"). We also make all decisions regarding which funds to retain in a contract, which funds to add to a contract and which funds will no longer be offered in a contract. In making these decisions, we may consider various objective and subjective factors. Objective factors include, but are not limited to fund performance, fund expenses, classes of fund shares available, size of the fund and investment objectives and investing style of the fund. Subjective factors include, but are not limited to, investment sub-styles and process, management skill and history at other funds and portfolio concentration and sector weightings. We also consider the levels and types of revenue including, but not limited to, expense payments and non-cash compensation a fund, its distributor, investment adviser, subadviser, transfer agent or their affiliates pay us and our affiliates. This revenue includes, but is not limited to compensation for administrative services provided with respect to the fund and support of marketing and distribution expenses incurred with respect to the fund.



------------------------------------------------------------------------------

RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -
ISSUED BY RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK - PROSPECTUS 15

      o REVENUE WE RECEIVE FROM THE FUNDS MAY CREATE POTENTIAL CONFLICTS OF INTEREST: We or our affiliates receive from each of the funds, or the funds' affiliates, varying levels and types of revenue, including but not limited to expense payments and non-cash compensation. The amount of this revenue and how it is computed varies by fund, may be significant and may create potential conflicts of interest. The greatest amount and percentage of revenue we and our affiliates receive comes from assets allocated to subaccounts investing in the RiverSource Variable Portfolio Funds (affiliated funds) that are managed by RiverSource Investments, LLC (RiverSource Investments), one of our affiliates. Employee compensation and operating goals at all levels are tied to the success of Ameriprise Financial, Inc. and its affiliates, including us. Certain employees may receive higher compensation and other benefits based, in part, on contract values that are invested in the RiverSource Variable Portfolio Funds. We or our affiliates receive revenue which ranges up to 0.60% of the average daily net assets invested in the non-RiverSource Variable Portfolio funds (unaffiliated funds) through this and other contracts we and our affiliate issue. We or our affiliates may also receive revenue which ranges up to 0.04% of aggregate, net or anticipated sales of unaffiliated funds through this and other contracts we and our affiliate issue. Please see the SAI for a table that ranks the unaffiliated funds according to total dollar amounts they and their affiliates paid us or our affiliates in 2006.

            Expense payments, non-cash compensation and other forms of revenue may influence recommendations your investment professional makes regarding whether you should invest in the contract and whether you should allocate purchase payments or contract value to a subaccount that invests in a particular fund (see "About the Service Providers").

            The revenue we or our affiliates receive from a fund or its affiliates is in addition to revenue we receive from the charges you pay when buying, owning and surrendering the contract (see "Expense Summary"). However, the revenue we or our affiliates receive from a fund or its affiliates may come, at least in part, from the fund's fees and expenses you pay indirectly when you allocate contract value to the subaccount that invests in that fund.

      o WHY REVENUES ARE PAID TO US: In accordance with applicable laws, regulations and the terms of the agreements under which such revenue is paid, we or our affiliates may receive these revenues including, but not limited to expense payments and non-cash compensation for various purposes:


            o Compensating, training and educating investment professionals who sell the contracts.

            o Granting access to our employees whose job it is to promote sales of the contracts by authorized selling firms and their investment professionals, and granting access to investment professionals of our affiliated selling firms.

            o Activities or services we or our affiliates provide that assist in the promotion and distribution of the contracts including promoting the funds available under the contracts to prospective and existing contract owners, authorized selling firms and investment professionals.

            o Providing sub-transfer agency and shareholder servicing to contract owners.

            o Promoting, including and/or retaining the fund's investment portfolios as underlying investment options in the contracts.

            o Advertising, printing and mailing sales literature, and printing and distributing prospectuses and reports.

            o Furnishing personal services to contract owners, including education of contract owners, answering routine inquiries regarding a fund, maintaining accounts or providing such other services eligible for service fees as defined under the rules of the National Association of Securities Dealers, Inc. (NASD).

            o Subaccounting, transaction processing, recordkeeping and administration.

      o SOURCES OF REVENUE RECEIVED FROM AFFILIATED FUNDS: The affiliated funds are managed by RiverSource Investments. The sources of revenue we receive from these affiliated funds, or from affiliates of these funds, may include, but are not necessarily limited to, the following:

            o Assets of the fund's adviser and transfer agent or an affiliate of these. The revenue resulting from these sources may be based either on a percentage of average daily net assets of the fund or on the actual cost of certain services we provide with respect to the fund. We may receive this revenue either in the form of a cash payment or it may be allocated to us.

            o Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the "12b-1 fees" column of the "Annual Operating Expenses of the Funds" table.

      o SOURCES OF REVENUE RECEIVED FROM UNAFFILIATED FUNDS: The unaffiliated funds are not managed by an affiliate of ours. The sources of revenue we receive from these unaffiliated funds, or the funds' affiliates, may include, but are not necessarily limited to, the following:

            o Assets of the fund's adviser, subadviser, transfer agent or an affiliate of these and assets of the fund's distributor or an affiliate. The revenue resulting from these sources usually is based on a percentage of average daily net assets of the fund but there may be other types of payment arrangements.

            o Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the "12b-1 fees" column of the "Annual Operating Expenses of the Funds" table.


------------------------------------------------------------------------------

16 RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -
   ISSUED BY RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK - PROSPECTUS

UNLESS AN ASSET ALLOCATION PROGRAM WE OFFER IS IN EFFECT, YOU MAY ALLOCATE PURCHASE PAYMENTS OR TRANSFERS TO ANY OR ALL OF THE SUBACCOUNTS OF THE VARIABLE ACCOUNT THAT INVEST IN SHARES OF THE FOLLOWING FUNDS:

------------------------------------------------------------------------------------------------------------------------------------
                      AVAILABLE     AVAILABLE
                      UNDER         UNDER
                      CONTRACTS     CONTRACTS
                      PURCHASED     PURCHASED
                      ON OR AFTER   PRIOR TO
INVESTING IN          MAY 1, 2007   MAY 1, 2007   INVESTMENT OBJECTIVE AND POLICIES                            INVESTMENT ADVISER
------------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Basic        N             Y             Long-term growth of capital. Invests at least 65%            A I M Advisors, Inc.
Value Fund,                                       of its total assets in equity securities of U.S. issuers
Series II Shares                                  that have market capitalizations of greater than
                                                  $500 million and are believed to be undervalued in
                                                  relation to long-term earning power or other factors.
                                                  The fund may invest up to 25% of its total assets in
                                                  foreign securities.

------------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital      Y             Y             Growth of capital. Invests principally in common             A I M Advisors, Inc.
Appreciation Fund,                                stocks of companies likely to benefit from new or
Series II Shares                                  innovative products, services or processes as well as
                                                  those with above-average long-term growth and
                                                  excellent prospects for future growth. The fund can
                                                  invest up to 25% of its total assets in foreign securities that involve risks not associated with investing solely
                                                  in the United States.

------------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital      Y             Y             Long-term growth of capital. Invests primarily in            A I M Advisors, Inc.
Development Fund,                                 securities (including common stocks, convertible
Series II Shares                                  securities and bonds) of small- and medium-sized
                                                  companies. The Fund may invest up to 25% of its total
                                                  assets in foreign securities.

------------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Global       Y             Y             Capital growth. The fund seeks to meet its objective         A I M Advisors, Inc.
Health Care Fund,                                 by investing, normally, at least 80% of its assets in
Series II Shares                                  securities of health care industry companies. The fund
                                                  may invest up to 20% of its total assets in companies
                                                  located in developing countries, i.e., those countries
                                                  that are in the initial stages of their industrial cycles.
                                                  The fund may also invest up to 5% of its total assets in
                                                  lower-quality debt securities, i.e., junk bonds.

------------------------------------------------------------------------------------------------------------------------------------
AIM V.I.              Y             Y             Long-term growth of capital. Invests primarily in a          A I M Advisors, Inc.
International                                     diversified portfolio of international equity securities,
Growth Fund,                                      whose issuers are considered to have strong earnings
Series II Shares                                  momentum. The fund may invest up to 20% of its
                                                  total assets in security issuers located in developing
                                                  countries and in securities exchangeable for or
                                                  convertible into equity securities of foreign
                                                  companies.

------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------

RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -
ISSUED BY RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK - PROSPECTUS 17

------------------------------------------------------------------------------------------------------------------------------------
                      AVAILABLE     AVAILABLE
                      UNDER         UNDER
                      CONTRACTS     CONTRACTS
                      PURCHASED     PURCHASED
                      ON OR AFTER   PRIOR TO
INVESTING IN          MAY 1, 2007   MAY 1, 2007   INVESTMENT OBJECTIVE AND POLICIES                            INVESTMENT ADVISER
------------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Mid Cap      N             Y             Long-term growth of capital. Invests normally at least       A I M Advisors, Inc.
Core Equity Fund,                                 80% of its net assets, plus the amount of any
Series II Shares                                  borrowings for investment purposes, in equity
                                                  securities, including convertible securities, of medium
                                                  sized companies. The fund may invest up to 20% of
                                                  its net assets in equity securities of companies in other
                                                  market capitalization ranges or in investment grade
                                                  debt securities. The fund may also invest up to 25% of
                                                  its total assets in foreign securities.

------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein     N             Y             Total return consistent with reasonable risk, through a      AllianceBernstein
VPS Balanced                                      combination of income and longer-term growth of              L.P.
Shares Portfolio                                  capital. Invests primarily in U.S. government and
(Class B)                                         agency obligations, bonds, fixed-income and equity
                                                  securities of non-U.S. issuers (including short- and
                                                  long-term debt securities and preferred stocks to the
                                                  extent the Advisor deems best adapted to the current
                                                  economic and market outlook), and common stocks.

------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein     Y             Y             Long-term growth of capital. The Fund invests at least       AllianceBernstein
VPS Global                                        80% of its net assets in securities of companies that        L.P.
Technology                                        use technology extensively in the development of new
Portfolio (Class B)                               or improved products or processes. Invests in a global
                                                  portfolio of securities of U.S. and foreign companies
                                                  selected for their growth potential.

------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein     Y             Y             Long-term growth of capital. Invests primarily in the        AllianceBernstein
VPS Growth and                                    equity securities of domestic companies that the             L.P.
Income Portfolio                                  Advisor deems to be undervalued.
(Class B)

------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein     Y             Y             Long-term growth of capital. Invests primarily in a          AllianceBernstein
VPS International                                 diversified portfolio of equity securities of established    L.P.
Value Portfolio                                   companies selected from more than 40 industries and
(Class B)                                         from more than 40 developed and emerging market
                                                  countries.

------------------------------------------------------------------------------------------------------------------------------------
American Century      N             Y             Long-term total return. To protect against U.S. inflation.   American Century
VP Inflation                                                                                                   Investment
Protection, Class II                                                                                           Management, Inc.

------------------------------------------------------------------------------------------------------------------------------------
American Century      N             Y             Capital growth. Invests primarily in stocks of growing       American Century
VP International,                                 foreign companies in developed countries.                    Global Investment
Class II                                                                                                       Management, Inc.

------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------

18 RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -
   ISSUED BY RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK - PROSPECTUS

------------------------------------------------------------------------------------------------------------------------------------
                      AVAILABLE     AVAILABLE
                      UNDER         UNDER
                      CONTRACTS     CONTRACTS
                      PURCHASED     PURCHASED
                      ON OR AFTER   PRIOR TO
INVESTING IN          MAY 1, 2007   MAY 1, 2007   INVESTMENT OBJECTIVE AND POLICIES                            INVESTMENT ADVISER
------------------------------------------------------------------------------------------------------------------------------------
American Century      Y             Y             Long-term capital growth with income as a secondary          American Century
VP Mid Cap Value,                                 objective. Long-term capital growth with income as           Investment
Class II                                          secondary objective. Invests primarily in stocks of          Management, Inc.
                                                  companies that management believes are undervalued
                                                  at the time of purchase. The fund will invest at least
                                                  80% of its assets in securities of companies whose
                                                  market capitalization at the time of purchase is within
                                                  the capitalization range of the Russell 3000 Index,
                                                  excluding the largest 100 such companies.

------------------------------------------------------------------------------------------------------------------------------------
American Century      Y             Y             Long-term capital growth. Analytical research tools and      American Century
VP Ultra(R), Class II                             techniques are used to identify the stocks of larger-sized   Investment
                                                  companies that appear to have the best opportunity of        Management, Inc.
                                                  sustaining long-term above average growth.

------------------------------------------------------------------------------------------------------------------------------------
American Century      Y             Y             Long-term capital growth, with income as a secondary         American Century
VP Value, Class II                                objective. Invests primarily in stocks of companies          Investment
                                                  that management believes to be undervalued at the            Management, Inc.
                                                  time of purchase.

------------------------------------------------------------------------------------------------------------------------------------
Columbia High         Y             Y             High level of current income with capital appreciation       Columbia Management
Yield Fund,                                       as a secondary objective when consistent with the goal       Advisors, LLC
Variable Series,                                  of high current income. The Fund normally invests at
Class B                                           least 80% of its net assets (plus any borrowings for
                                                  investment purposes) in high yielding corporate debt
                                                  securities, such as bonds, debentures and notes that are
                                                  rated below investment grade, or unrated securities
                                                  which the Fund's investment advisor has determined
                                                  to be of comparable quality. No more than 10% of the
                                                  Fund's total assets will normally be invested in
                                                  securities rated CCC or lower by S&P or Caa or lower
                                                  by Moody's.

------------------------------------------------------------------------------------------------------------------------------------
Columbia Marsico      Y             Y             Long-term growth of capital. The Fund invests                Columbia Management
Growth Fund,                                      primarily in equity securities of large-capitalization       Advisors, LLC
Variable Series,                                  companies that are selected for their growth potential.      (advisor); Marsico
Class A                                           It generally holds a core position of between 35 and         Capital Management,
                                                  50 common stocks. It may hold up to 25% of its assets        LLC (sub-advisor)
                                                  in foreign securities.

------------------------------------------------------------------------------------------------------------------------------------
Columbia Marsico      Y             Y             Long-term growth of capital. The Fund normally               Columbia Management
International                                     invests at least 65% of its assets in common stocks of       Advisors, LLC
Opportunities Fund,                               foreign companies. While the Fund may invest in              (advisor); Marsico
Variable Series,                                  companies of any size, it focuses on large companies.        Capital Management,
Class B                                           These companies are selected for their long-term             LLC (sub-advisor)
                                                  growth potential. The Fund normally invests in issuers
                                                  from at least three different countries not including the
                                                  United States and generally holds a core position of 35
                                                  to 50 common stocks. The Fund may invest in common
                                                  stocks of companies operating in emerging markets.

------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------

RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -
ISSUED BY RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK - PROSPECTUS 19

------------------------------------------------------------------------------------------------------------------------------------
                      AVAILABLE     AVAILABLE
                      UNDER         UNDER
                      CONTRACTS     CONTRACTS
                      PURCHASED     PURCHASED
                      ON OR AFTER   PRIOR TO
INVESTING IN          MAY 1, 2007   MAY 1, 2007   INVESTMENT OBJECTIVE AND POLICIES                            INVESTMENT ADVISER
------------------------------------------------------------------------------------------------------------------------------------
Columbia Small        Y             Y             Long-term growth by investing primarily in smaller           Columbia Management
Cap Value Fund,                                   capitalization (small-cap) equities. Under normal market     Advisors, LLC
Variable Series,                                  conditions, the Fund invests at least 80% of its net assets
Class B                                           (plus any borrowings for investment purposes) in
                                                  small-cap stocks. When purchasing securities for the
                                                  Fund, the advisor generally chooses securities of
                                                  companies it believes are undervalued. The Fund may
                                                  invest up to 10% of its assets in foreign securities.

------------------------------------------------------------------------------------------------------------------------------------
Credit Suisse Trust - Y             Y             Total return. Invests in commodity-linked derivative         Credit Suisse Asset
Commodity Return                                  instruments backed by a portfolio of short-maturity          Management, LLC
Strategy Portfolio                                investment-grade fixed income securities normally
                                                  having an average duration of one year or less.

------------------------------------------------------------------------------------------------------------------------------------
Dreyfus Investment    N             Y             Investment results greater than the total return             The Dreyfus
Portfolios MidCap                                 performance of publicly traded common stocks of              Corporation
Stock Portfolio,                                  medium-sized domestic companies in the aggregate, as
Service Shares                                    represented by the Standard & Poor's Midcap 400
                                                  Index. The portfolio normally invests at least 80% of its
                                                  assets in stocks of mid-size companies. The portfolio
                                                  invests in growth and value stocks, which are chosen
                                                  through a disciplined investment process that combines
                                                  computer modeling techniques, fundamental analysis
                                                  and risk management. Consistency of returns compared
                                                  to the S&P 400 is a primary goal of the investment
                                                  process. The portfolio's stock investments may include
                                                  common stocks, preferred stocks, convertible securities
                                                  and depository receipts, including those issued in initial public offerings or shortly thereafter.

------------------------------------------------------------------------------------------------------------------------------------
Dreyfus Investment    N             Y             Capital appreciation. The portfolio invests, under           The Dreyfus
Portfolios                                        normal circumstances, at least 80% of its assets in the      Corporation
Technology                                        stocks of growth companies of any size that Dreyfus
Growth Portfolio,                                 believes to be leading producers or beneficiaries of
Service Shares                                    technological innovation. Up to 25% of the portfolio's
                                                  assets may be in foreign securities. The portfolio's
                                                  stock investments may include common stocks,
                                                  preferred stocks and convertible securities.

------------------------------------------------------------------------------------------------------------------------------------
Dreyfus Variable      N             Y             Long-term capital growth consistent with the                 The Dreyfus
Investment Fund                                   preservation of capital. Its secondary goal is current       Corporation; Fayez
Appreciation                                      income. To pursue these goals, the portfolio normally        Sarofim & Co.
Portfolio,                                        invests at least 80% of its assets in common stocks. The     (sub-advisor)
Service Shares                                    portfolio focuses on "blue chip" companies with total
                                                  market capitalizations of more than $5 billion at the
                                                  time of purchase, including multinational companies.
                                                  These established companies have demonstrated
                                                  sustained patterns of profitability, strong balance sheets, an expanding global presence and the potential to
                                                  achieve predictable, above-average earnings growth.

------------------------------------------------------------------------------------------------------------------------------------



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20 RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -
   ISSUED BY RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK - PROSPECTUS

------------------------------------------------------------------------------------------------------------------------------------
                      AVAILABLE     AVAILABLE
                      UNDER         UNDER
                      CONTRACTS     CONTRACTS
                      PURCHASED     PURCHASED
                      ON OR AFTER   PRIOR TO
INVESTING IN          MAY 1, 2007   MAY 1, 2007   INVESTMENT OBJECTIVE AND POLICIES                            INVESTMENT ADVISER
------------------------------------------------------------------------------------------------------------------------------------
Dreyfus Variable      Y             Y             Capital growth. To pursue this goal, the portfolio           The Dreyfus
Investment Fund                                   primarily invests in growth stocks of foreign                Corporation,
International                                     companies. Normally, the portfolio invests at least          investment adviser
Equity Portfolio,                                 80% of its assets in stocks, including common stocks,
Service Shares                                    preferred stocks and convertible securities, including
                                                  those purchased in initial public offering.

------------------------------------------------------------------------------------------------------------------------------------
Dreyfus Variable      Y             Y             Long-term capital growth. To pursue this goal, the           The Dreyfus
Investment Fund                                   portfolio normally invests at least 80% of its assets in     Corporation
International                                     stocks. The portfolio ordinarily invests most of its
Value Portfolio,                                  assets in securities of foreign companies which
Service Shares                                    Dreyfus considers to be value companies. The
                                                  portfolio's stock investments may include common
                                                  stocks, preferred stocks and convertible securities,
                                                  including those purchased in initial public offerings or
                                                  shortly thereafter. The portfolio may invest in
                                                  companies of any size. The portfolio may also invest
                                                  in companies located in emerging markets.

------------------------------------------------------------------------------------------------------------------------------------
Eaton Vance           Y             Y             High level of current income. Non-diversified mutual         Eaton Vance
VT Floating-Rate                                  fund that normally invests primarily in senior floating      Management
Income Fund                                       rate loans ("Senior Loans"). Senior Loans typically
                                                  are of below investment grade quality and have below
                                                  investment grade credit ratings, which ratings are
                                                  associated with having high risk, speculative
                                                  characteristics. Investments are actively managed, and
                                                  may be bought or sold on a daily basis (although loans
                                                  are generally held until repaid). The investment
                                                  adviser's staff monitors the credit quality of the Fund
                                                  holdings, as well as other investments that are
                                                  available. The Fund may invest up to 25% of its total
                                                  assets in foreign securities and may engage in certain
                                                  hedging transactions.

------------------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP       Y             Y             Long-term capital appreciation. Normally invests             Fidelity Management &
Contrafund(R)                                     primarily in common stocks. Invests in securities of         Research Company
Portfolio                                         companies whose value it believes is not fully               (FMR), investment
Service Class 2                                   recognized by the public. Invests in either "growth"         manager; FMR U.K.
                                                  stocks or "value" stocks or both. The fund invests in        and FMR Far East,
                                                  domestic and foreign issuers.                                sub-investment
                                                                                                               advisers.

------------------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP       N             Y             Achieve capital appreciation. Normally invests               Fidelity Management &
Growth Portfolio                                  primarily in common stocks. Invests in companies             Research Company
Service Class 2                                   that it believes have above-average growth potential         (FMR), investment
                                                  (stocks of these companies are often called "growth"         manager; FMR U.K.,
                                                  stocks). The Fund invests in domestic and                    FMR Far East,
                                                  foreign issuers.                                             sub-investment
                                                                                                               advisers.

------------------------------------------------------------------------------------------------------------------------------------



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RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -
ISSUED BY RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK - PROSPECTUS 21

------------------------------------------------------------------------------------------------------------------------------------
                      AVAILABLE     AVAILABLE
                      UNDER         UNDER
                      CONTRACTS     CONTRACTS
                      PURCHASED     PURCHASED
                      ON OR AFTER   PRIOR TO
INVESTING IN          MAY 1, 2007   MAY 1, 2007   INVESTMENT OBJECTIVE AND POLICIES                            INVESTMENT ADVISER
------------------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP       Y             Y             High level of current income consistent with the             Fidelity Management &
Investment Grade                                  preservation of capital. Normally invests at least 80%       Research Company
Bond Portfolio                                    of assets in investment-grade debt securities (those of      (FMR), investment
Service Class 2                                   medium and high quality) of all types and repurchase         manager; FMR U.K.,
                                                  agreements for those securities.                             FMR Far East,
                                                                                                               sub-investment
                                                                                                               advisers.

------------------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP       Y             Y             Long-term growth of capital. Normally invests                Fidelity Management &
Mid Cap Portfolio                                 primarily in common stocks. Normally invests at least        Research Company
Service Class 2                                   80% of assets in securities of companies with medium         (FMR), investment
                                                  market capitalizations. May invest in companies with         manager; FMR U.K.,
                                                  smaller or larger market capitalizations. Invests in         FMR Far East,
                                                  domestic and foreign issuers. The Fund invests in            sub-investment
                                                  either "growth" or "value" common stocks or both.            advisers.

------------------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP       Y             Y             Long-term growth of capital. Normally invests                Fidelity Management &
Overseas Portfolio                                primarily in common stocks of foreign securities.            Research Company
Service Class 2                                   Normally invests at least 80% of assets in                   (FMR), investment
                                                  non-U.S. securities.                                         manager; FMR U.K.,
                                                                                                               FMR Far East,
                                                                                                               Fidelity
                                                                                                               International
                                                                                                               Investment Advisors
                                                                                                               (FIIA) and FIIA U.K.,
                                                                                                               sub-investment
                                                                                                               advisers.

------------------------------------------------------------------------------------------------------------------------------------
FTVIPT Franklin       Y             Y             Maximize income while maintaining prospects for              Franklin Advisers,
Income Securities                                 capital appreciation. The Fund normally invests in           Inc.
Fund - Class 2                                    both equity and debt securities. The Fund seeks
                                                  income by investing in corporate, foreign and
                                                  U.S. Treasury bonds as well as stocks with dividend
                                                  yields the manager believes are attractive.

------------------------------------------------------------------------------------------------------------------------------------
FTVIPT Franklin       N             Y             Long-term capital appreciation, with preservation of         Franklin Advisory
Rising Dividends                                  capital as an important consideration. The Fund              Services, LLC
Securities Fund -                                 normally invests at least 80% of its net assets in
Class 2                                           investments of companies that have paid rising
                                                  dividends, and normally invests predominantly in
                                                  equity securities.

------------------------------------------------------------------------------------------------------------------------------------
FTVIPT Franklin       N             Y             Long-term capital growth. The Fund normally invests          Franklin Advisers,
Small-Mid Cap                                     at least 80% of its net assets in investments of small       Inc.
Growth Securities                                 capitalization (small cap) and mid capitalization
Fund - Class 2                                    (mid cap) companies.

------------------------------------------------------------------------------------------------------------------------------------
FTVIPT Mutual         N             Y             Capital appreciation, with income as a secondary goal.       Franklin Mutual
Shares Securities                                 The Fund normally invests primarily in equity                Advisers, LLC
Fund - Class 2                                    securities of companies that the manager believes are
                                                  undervalued. The Fund also invests, to a lesser extent
                                                  in risk arbitrage securities and distressed companies.

------------------------------------------------------------------------------------------------------------------------------------



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22 RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -
   ISSUED BY RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK - PROSPECTUS

------------------------------------------------------------------------------------------------------------------------------------
                      AVAILABLE     AVAILABLE
                      UNDER         UNDER
                      CONTRACTS     CONTRACTS
                      PURCHASED     PURCHASED
                      ON OR AFTER   PRIOR TO
INVESTING IN          MAY 1, 2007   MAY 1, 2007   INVESTMENT OBJECTIVE AND POLICIES                            INVESTMENT ADVISER
------------------------------------------------------------------------------------------------------------------------------------
FTVIPT Templeton      Y             Y             High current income consistent with preservation of          Franklin Advisers,
Global Income                                     capital, with capital appreciation as a secondary             Inc.
Securities Fund -                                 consideration. The Fund normally invests mainly in
Class 2                                           debt securities of governments and their political
                                                  subdivisions and agencies, supranational organizations
                                                  and companies located anywhere in the world,
                                                  including emerging markets.

------------------------------------------------------------------------------------------------------------------------------------
FTVIPT Templeton      Y             Y             Long-term capital growth. The Fund normally invests          Franklin Advisers,
Growth Securities                                 primarily in equity securities of companies located          Inc.
Fund - Class 2                                    anywhere in the world, including those in the U.S. and
                                                  in emerging markets.

------------------------------------------------------------------------------------------------------------------------------------
Goldman Sachs         Y             Y             Long-term capital appreciation. The Fund invests,            Goldman Sachs Asset
VIT Mid Cap                                       under normal circumstances, at least 80% of its net          Management, L.P.
Value Fund -                                      assets plus any borrowings for investment purposes
Institutional Shares                              (measured at time of purchase) ( "Net Assets ") in a
                                                  diversified portfolio of equity investments in mid-cap
                                                  issuers with public stock market capitalizations
                                                  (based upon shares available for trading on an
                                                  unrestricted basis) within the range of the market
                                                  capitalization of companies constituting the Russell
                                                  Midcap(R) Value Index at the time of investment. If the
                                                  market capitalization of a company held by the Fund
                                                  moves outside this range, the Fund may, but is not
                                                  required to, sell the securities. The capitalization range of the Russell Midcap(R) Value Index is currently
                                                  between $613 million and $18.3 billion. Although
                                                  the Fund will invest primarily in publicly traded
                                                  U.S. securities, it may invest up to 25% of its
                                                  Net Assets in foreign securities, including securities
                                                  of issuers in countries with emerging markets or
                                                  economies ("emerging countries") and securities
                                                  quoted in foreign currencies. The Fund may invest in
                                                  the aggregate up to 20% of its Net Assets in
                                                  companies with public stock market capitalizations
                                                  outside the range of companies constituting the
                                                  Russell Midcap(R) Value Index at the time of investment
                                                  and in fixed-income securities, such as government,
                                                  corporate and bank debt obligations.

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



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RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -
ISSUED BY RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK - PROSPECTUS 23

------------------------------------------------------------------------------------------------------------------------------------
                      AVAILABLE     AVAILABLE
                      UNDER         UNDER
                      CONTRACTS     CONTRACTS
                      PURCHASED     PURCHASED
                      ON OR AFTER   PRIOR TO
INVESTING IN          MAY 1, 2007   MAY 1, 2007   INVESTMENT OBJECTIVE AND POLICIES                            INVESTMENT ADVISER
------------------------------------------------------------------------------------------------------------------------------------
Goldman Sachs         Y             Y             Long-term growth of capital and dividend income.             Goldman Sachs Asset
VIT Structured                                    The Fund invests, under normal circumstances, at least       Management, L.P.
U.S. Equity Fund -                                90% of its total assets (not including securities lending
Institutional Shares                              collateral and any investment of that collateral)
                                                  measured at time of purchase ("Total Assets") in a
                                                  diversified portfolio of equity investments in U.S.
                                                  issuers, including foreign companies that are traded in
                                                  the United States. However, it is currently anticipated
                                                  that, under normal circumstances, the Fund will invest
                                                  at least 95% of its net assets plus any borrowings for
                                                  investment purposes (measured at the time of
                                                  purchase) in such equity investments. The Fund's
                                                  investments are selected using both a variety of
                                                  quantitative techniques and fundamental research in
                                                  seeking to maximize the Fund's expected return, while
                                                  maintaining risk, style, capitalization and industry
                                                  characteristics similar to the S&P 500 Index. The
                                                  Fund seeks a broad representation in most major
                                                  sectors of the U.S. economy and a portfolio consisting
                                                  of companies with average long-term earnings growth
                                                  expectations and dividend yields. The Fund is not
                                                  required to limit its investments to securities in the
                                                  S&P 500 Index. The Fund's investments in
                                                  fixed-income securities are limited to securities that
                                                  are considered cash equivalents.

------------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Series    Y             Y             Long-term growth of capital in a manner consistent           Janus Capital
Large Cap Growth                                  with the preservation of capital. Invests under normal
Portfolio:                                        circumstances at least 80% of its net assets in
Service Shares                                    common stocks of large-sized companies. Large-sized
                                                  companies are those whose market capitalization falls
                                                  within the range of companies in the Russell 1000(R)
                                                  Index at the time of purchase.

------------------------------------------------------------------------------------------------------------------------------------
Legg Mason            Y             Y             Long-term growth of capital. Under normal                    Legg Mason Partners
Partners Variable                                 circumstances, the fund invests at least 80% of its net      Fund Advisor, LLC,
Small Cap Growth                                  assets in equity securities of companies with small          adviser; ClearBridge
Portfolio, Class I                                market capitalizations and related investments.              Advisors, LLC,
                                                                                                               subadviser

------------------------------------------------------------------------------------------------------------------------------------
MFS(R) Investors      N             Y             Capital appreciation. Normally invests at least 80% of       MFS Investment
Growth Stock                                      the fund's net assets in equity securities of companies      Management(R)
Series -                                          MFS believes to have above average earnings growth
Service Class                                     potential compared to other companies (growth
                                                  companies).

------------------------------------------------------------------------------------------------------------------------------------
MFS(R) New            N             Y             Capital appreciation. Invests in stocks of companies         MFS Investment
Discovery Series -                                MFS believes to have above average earnings growth           Management(R)
Service Class                                     potential compared to other companies (growth
                                                  companies).

------------------------------------------------------------------------------------------------------------------------------------



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24 RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -
   ISSUED BY RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK - PROSPECTUS

------------------------------------------------------------------------------------------------------------------------------------
                      AVAILABLE     AVAILABLE
                      UNDER         UNDER
                      CONTRACTS     CONTRACTS
                      PURCHASED     PURCHASED
                      ON OR AFTER   PRIOR TO
INVESTING IN          MAY 1, 2007   MAY 1, 2007   INVESTMENT OBJECTIVE AND POLICIES                            INVESTMENT ADVISER
------------------------------------------------------------------------------------------------------------------------------------
MFS(R) Total          Y             Y             Total return. Invests primarily in equity and fixed          MFS Investment
Return Series -                                   income securities. MFS invests between 40% and 75%           Management(R)
Service Class                                     of the fund's net assets in equity securities and at least
                                                  25% of the fund's total assets in fixed-income senior
                                                  securities.

------------------------------------------------------------------------------------------------------------------------------------
MFS(R) Utilities      Y             Y             Total return Normally invests at least 80% of the            MFS Investment
Series -                                          fund's net assets in securities of issuers in the            Management(R)
Service Class                                     utilities industry.

------------------------------------------------------------------------------------------------------------------------------------
Oppenheimer           Y             Y             Capital appreciation. Invests in securities of               Oppenheimer Funds,
Capital Appreciation                              well-known, established companies.                           Inc.
Fund/VA,
Service Shares

------------------------------------------------------------------------------------------------------------------------------------
Oppenheimer           Y             Y             Long-term capital appreciation. Invests mainly in            Oppenheimer Funds,
Global Securities                                 common stocks of U.S. and foreign issuers that are           Inc.
Fund/VA,                                          "growth-type" companies, cyclical industries and
Service Shares                                    special situations that are considered to have
                                                  appreciation possibilities.

------------------------------------------------------------------------------------------------------------------------------------
Oppenheimer           Y             Y             Capital appreciation. Invests mainly in common stocks        Oppenheimer Funds,
Main Street Small                                 of small-capitalization U.S. companies that the fund's       Inc.
Cap Fund/VA,                                      investment manager believes have favorable business
Service Shares                                    trends or prospects.

------------------------------------------------------------------------------------------------------------------------------------
Oppenheimer           Y             Y             High level of current income principally derived from        Oppenheimer Funds,
Strategic Bond                                    interest on debt securities. Invests mainly in three         Inc.
Fund/VA,                                          market sectors: debt securities of foreign governments
Service Shares                                    and companies, U.S. government securities and
                                                  lower-rated high yield securities of U.S. and foreign
                                                  companies.

------------------------------------------------------------------------------------------------------------------------------------
PIMCO VIT All         Y             Y             Maximum real return consistent with preservation of          Pacific Investment
Asset Portfolio,                                  real capital and prudent investment management period.       Management
Advisor Share Class                               The Portfolio seeks to achieve its investment objective      Company LLC
                                                  by investing under normal circumstances substantially
                                                  all of its assets in Institutional Class shares of the
                                                  PIMCO Funds, an affiliated open-end investment
                                                  company, except the All Asset and All Asset All
                                                  Authority Funds ("Underlying Funds"). Though it is
                                                  anticipated that the Portfolio will not currently invest
                                                  in the European StockPLUS(R) TR Strategy, Far East
                                                  (ex-Japan) StocksPLUS(R) TR Strategy, Japanese
                                                  StocksPLUS(R) TR Strategy, StocksPLUS(R) Municipal-
                                                  Backed and StocksPLUS(R) TR Short Strategy Funds,
                                                  the Portfolio may invest in these Funds in the future,
                                                  without shareholder approval, at the discretion of the
                                                  Portfolio's asset allocation sub-adviser.

------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------

RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -
ISSUED BY RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK - PROSPECTUS 25

------------------------------------------------------------------------------------------------------------------------------------
                      AVAILABLE     AVAILABLE
                      UNDER         UNDER
                      CONTRACTS     CONTRACTS
                      PURCHASED     PURCHASED
                      ON OR AFTER   PRIOR TO
INVESTING IN          MAY 1, 2007   MAY 1, 2007   INVESTMENT OBJECTIVE AND POLICIES                            INVESTMENT ADVISER
------------------------------------------------------------------------------------------------------------------------------------
Putnam VT             N             Y             Capital appreciation. The fund pursues its goal by           Putnam Investment
Health Sciences                                   investing mainly in common stocks of companies               Management, LLC
Fund -                                            in the health sciences industries, with a focus on
Class IB Shares                                   growth stocks. Under normal circumstances, the
                                                  fund invests at least 80% of its net assets in securities
                                                  of (a) companies that derive at least 50% of their
                                                  assets, revenues or profits from the pharmaceutical,
                                                  health care services, applied research and development
                                                  and medical equipment and supplies industries, or
                                                  (b) companies Putnam Management thinks have the
                                                  potential for growth as a result of their particular
                                                  products, technology, patents or other market
                                                  advantages in the health sciences industries.

------------------------------------------------------------------------------------------------------------------------------------
Putnam VT             N             Y             Capital appreciation. The fund pursues its goal by           Putnam Investment
International                                     investing mainly in common stocks of companies               Management, LLC
Equity Fund -                                     outside the United States that Putnam Management
Class IB Shares                                   believes have favorable investment potential. Under
                                                  normal circumstances, the fund invests at least 80% of
                                                  its net assets in equity investments.

------------------------------------------------------------------------------------------------------------------------------------
Putnam VT             N             Y             Capital appreciation. The fund pursues its goal by           Putnam Investment
Small Cap Value                                   investing mainly in common stocks of U.S. companies,         Management, LLC
Fund -                                            with a focus on value stocks. Under normal
Class IB Shares                                   circumstances, the fund invests at least 80% of its
                                                  net assets in small companies of a size similar to those
                                                  in the Russell 2000 Value Index.

------------------------------------------------------------------------------------------------------------------------------------
Putnam VT             N             Y             Capital appreciation. The fund pursues its goal by           Putnam Investment
Vista Fund -                                      investing mainly in common stocks of U.S. companies,         Management, LLC
Class IB Shares                                   with a focus on growth stocks.

------------------------------------------------------------------------------------------------------------------------------------
RiverSource           Y             Y             Maximum current income consistent with liquidity and         RiverSource
Variable Portfolio -                              stability of principal. Invests primarily in money market    Investments, LLC
Cash Management                                   instruments, such as marketable debt obligations issued
Fund                                              by corporations or the U.S. government or its agencies,
                                                  bank certificates of deposit, bankers' acceptances, letters of credit and commercial paper, including asset-backed
                                                  commercial paper.

------------------------------------------------------------------------------------------------------------------------------------



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26 RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -
   ISSUED BY RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK - PROSPECTUS

------------------------------------------------------------------------------------------------------------------------------------
                      AVAILABLE     AVAILABLE
                      UNDER         UNDER
                      CONTRACTS     CONTRACTS
                      PURCHASED     PURCHASED
                      ON OR AFTER   PRIOR TO
INVESTING IN          MAY 1, 2007   MAY 1, 2007   INVESTMENT OBJECTIVE AND POLICIES                            INVESTMENT ADVISER
------------------------------------------------------------------------------------------------------------------------------------
RiverSource           Y             Y             High level of current income while attempting to             RiverSource
Variable Portfolio -                              conserve the value of the investment for the longest         Investments, LLC
Diversified Bond                                  period of time. Under normal market conditions, the
Fund                                              Fund invests at least 80% of its net assets in bonds and
                                                  other debt securities. At least 50% of the Fund's net
                                                  assets will be invested in securities like those included
                                                  in the Lehman Brothers Aggregate Bond Index
                                                  (Index), which are investment grade and denominated
                                                  in U.S. dollars. The Index includes securities issued
                                                  by the U.S. government, corporate bonds and
                                                  mortgage- and asset-backed securities. Although the
                                                  Fund emphasizes high- and medium-quality debt
                                                  securities, it will assume some credit risk to achieve
                                                  higher yield and/or capital appreciation by buying
                                                  lower-quality (junk) bonds.

------------------------------------------------------------------------------------------------------------------------------------
RiverSource           Y             Y             High level of current income and, as a secondary goal,       RiverSource
Variable Portfolio -                              steady growth of capital. Under normal market                Investments, LLC
Diversified Equity                                conditions, the Fund invests at least 80% of its net
Income Fund                                       assets in dividend-paying common and preferred
                                                  stocks. The Fund may invest up to 25% of its total
                                                  assets in foreign investments.

------------------------------------------------------------------------------------------------------------------------------------
RiverSource           Y             Y             Long-term capital growth. The Fund's assets are              RiverSource
Variable Portfolio -                              primarily invested in equity securities of emerging          Investments, LLC,
Emerging Markets                                  market companies. Under normal market conditions,            adviser; Threadneedle
Fund                                              at least 80% of the Fund's net assets will be invested       International
                                                  in securities of companies that are located in emerging      Limited, an indirect
                                                  market countries, or that earn 50% or more of their          wholly-owned
                                                  total revenues from goods and services produced in           subsidiary of
                                                  emerging market countries or from sales made in              Ameriprise Financial,
                                                  emerging market countries.                                   subadviser.

------------------------------------------------------------------------------------------------------------------------------------
RiverSource           Y             Y             Long-term capital growth. The Fund's assets are              RiverSource
Variable Portfolio -                              primarily invested in equity securities of                   Investments, LLC
Fundamental Value                                 U.S. companies. Under normal market conditions,
Fund                                              the Fund's net assets will be invested primarily in
                                                  companies with market capitalizations of at least
                                                  $5 billion at the time of the Fund's investment.

------------------------------------------------------------------------------------------------------------------------------------
RiverSource           Y             Y             Total return that exceeds the rate of inflation over the     RiverSource
Variable Portfolio -                              long-term. Non-diversified mutual fund that, under           Investments, LLC
Global Inflation                                  normal market conditions, invests at least 80% of its
Protected Securities                              net assets in inflation-protected debt securities. These
Fund                                              securities include inflation-indexed bonds of varying
                                                  maturities issued by U.S. and foreign governments,
                                                  their agencies or instrumentalities, and corporations.

------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------

RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -
ISSUED BY RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK - PROSPECTUS 27

------------------------------------------------------------------------------------------------------------------------------------
                      AVAILABLE     AVAILABLE
                      UNDER         UNDER
                      CONTRACTS     CONTRACTS
                      PURCHASED     PURCHASED
                      ON OR AFTER   PRIOR TO
INVESTING IN          MAY 1, 2007   MAY 1, 2007   INVESTMENT OBJECTIVE AND POLICIES                            INVESTMENT ADVISER
------------------------------------------------------------------------------------------------------------------------------------
RiverSource           Y             Y             Long-term capital growth. Invests primarily in               RiverSource
Variable Portfolio -                              common stocks and securities convertible into                Investments, LLC
Growth Fund                                       common stocks that appear to offer growth
                                                  opportunities. These growth opportunities could result
                                                  from new management, market developments or
                                                  technological superiority. The Fund may invest up to
                                                  25% of its total assets in foreign investments.

------------------------------------------------------------------------------------------------------------------------------------
RiverSource           Y             Y             High current income, with capital growth as a                RiverSource
Variable Portfolio -                              secondary objective. Under normal market conditions,         Investments, LLC
High Yield Bond                                   the Fund invests at least 80% of its net assets in
Fund                                              high-yielding, high-risk corporate bonds (junk bonds)
                                                  issued by U.S. and foreign companies and
                                                  governments.

------------------------------------------------------------------------------------------------------------------------------------
RiverSource           Y             Y             High total return through current income and capital         RiverSource
Variable Portfolio -                              appreciation. Under normal market conditions, invests        Investments, LLC
Income                                            primarily in income-producing debt securities with
Opportunities Fund                                an emphasis on the higher rated segment of the
                                                  high-yield (junk bond) market. The Fund will
                                                  purchase only securities rated B or above, or unrated
                                                  securities believed to be of the same quality. If a
                                                  security falls below a B rating, the Fund may continue
                                                  to hold the security.

------------------------------------------------------------------------------------------------------------------------------------
RiverSource           Y             Y             Capital appreciation. Invests primarily in equity            RiverSource
Variable Portfolio -                              securities of foreign issuers that are believed to offer     Investments, LLC,
International                                     strong growth potential. The Fund may invest in              adviser; Threadneedle
Opportunity Fund                                  developed and in emerging markets.                           International
                                                                                                               Limited, an indirect
                                                                                                               wholly-owned
                                                                                                               subsidiary of
                                                                                                               Ameriprise Financial,
                                                                                                               subadviser.

------------------------------------------------------------------------------------------------------------------------------------
RiverSource           Y             Y             Capital appreciation. Under normal market conditions,        RiverSource
Variable Portfolio -                              the Fund invests at least 80% of its net assets in equity    Investments, LLC
Large Cap Equity                                  securities of companies with market capitalization
Fund                                              greater than $5 billion at the time of purchase.

------------------------------------------------------------------------------------------------------------------------------------
RiverSource           N             Y             Long-term growth of capital. Under normal market             RiverSource
Variable Portfolio -                              conditions, the Fund invests at least 80% of its net         Investments, LLC
Large Cap Value                                   assets in equity securities of companies with a market
Fund                                              capitalization greater than $5 billion. The Fund may
                                                  also invest in income-producing equity securities and
                                                  preferred stocks.

------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------

28 RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -
   ISSUED BY RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK - PROSPECTUS

------------------------------------------------------------------------------------------------------------------------------------
                      AVAILABLE     AVAILABLE
                      UNDER         UNDER
                      CONTRACTS     CONTRACTS
                      PURCHASED     PURCHASED
                      ON OR AFTER   PRIOR TO
INVESTING IN          MAY 1, 2007   MAY 1, 2007   INVESTMENT OBJECTIVE AND POLICIES                            INVESTMENT ADVISER
------------------------------------------------------------------------------------------------------------------------------------
RiverSource           N             Y             Growth of capital. Under normal market conditions,           RiverSource
Variable Portfolio -                              the Fund invests at least 80% of its net assets at           Investments, LLC
Mid Cap Growth                                    the time of purchase in equity securities of
Fund                                              mid capitalization companies. The investment
                                                  manager defines mid-cap companies as those whose
                                                  market capitalization (number of shares outstanding
                                                  multiplied by the share price) falls within the range
                                                  of the Russell Midcap(R) Growth Index.

------------------------------------------------------------------------------------------------------------------------------------
RiverSource           Y             Y             Long-term growth of capital. Under normal                    RiverSource
Variable Portfolio -                              circumstances, the Fund invests at least 80% of its          Investments, LLC
Mid Cap Value                                     net assets (including the amount of any borrowings
Fund                                              for investment purposes) in equity securities of
                                                  medium-sized companies. Medium-sized companies
                                                  are those whose market capitalizations at the time of
                                                  purchase fall within the range of the Russell Midcap(R)
                                                  Value Index.

------------------------------------------------------------------------------------------------------------------------------------
RiverSource           Y             Y             Long-term capital appreciation. The Fund seeks to            RiverSource
Variable Portfolio -                              provide investment results that correspond to the total      Investments, LLC
S&P 500 Index                                     return (the combination of appreciation and income)
Fund                                              of large-capitalization stocks of U.S. companies.
                                                  The Fund invests in common stocks included in the
                                                  Standard & Poor's 500 Composite Stock Price Index
                                                  (S&P 500). The S&P 500 is made up primarily of
                                                  large-capitalization companies that represent a broad
                                                  spectrum of the U.S. economy.

------------------------------------------------------------------------------------------------------------------------------------
RiverSource           Y             Y             Long-term growth of capital. Invests primarily in            RiverSource
Variable Portfolio -                              equity securities of mid cap companies as well as            Investments, LLC,
Select Value Fund                                 companies with larger and smaller market                     adviser; Systematic
                                                  capitalizations. The Fund considers mid-cap                  Financial Management,
                                                  companies to be either those with a market                   L.P. and WEDGE
                                                  capitalization of up to $10 billion or those whose           Capital Management
                                                  market capitalization falls within range of the              L.L.P., subadvisers
                                                  Russell 3000(R) Value Index.

------------------------------------------------------------------------------------------------------------------------------------
RiverSource           Y             Y             High level of current income and safety of principal         RiverSource
Variable Portfolio -                              consistent with investment in U.S. government and            Investments, LLC
Short Duration U.S.                               government agency securities. Under normal market
Government Fund                                   conditions, at least 80% of the Fund's net assets are
                                                  invested in securities issued or guaranteed as to
                                                  principal and interest by the U.S. government, its
                                                  agencies or instrumentalities.

------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------

RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -
ISSUED BY RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK - PROSPECTUS 29

------------------------------------------------------------------------------------------------------------------------------------
                      AVAILABLE     AVAILABLE
                      UNDER         UNDER
                      CONTRACTS     CONTRACTS
                      PURCHASED     PURCHASED
                      ON OR AFTER   PRIOR TO
INVESTING IN          MAY 1, 2007   MAY 1, 2007   INVESTMENT OBJECTIVE AND POLICIES                            INVESTMENT ADVISER
------------------------------------------------------------------------------------------------------------------------------------
RiverSource           Y             Y             Long-term capital appreciation. Under normal market          RiverSource
Variable Portfolio -                              conditions, at least 80% of the Fund's net assets will       Investments, LLC,
Small Cap Value                                   be invested in small cap companies with market               adviser; River Road
Fund                                              capitalization, at the time of investment, of up to          Asset Management,
                                                  $2.5 billion or that fall within the range of the            LLC, Donald Smith &
                                                  Russell 2000(R) Value Index.                                 Co., Inc., Franklin
                                                                                                               Portfolio Associates
                                                                                                               LLC and Barrow,
                                                                                                               Hanley, Mewhinney &
                                                                                                               Strauss, Inc.,
                                                                                                               subadvisers.

------------------------------------------------------------------------------------------------------------------------------------
Van Kampen            Y             Y             Capital growth and income through investments in             Van Kampen Asset
Life Investment                                   equity securities, including common stocks, preferred        Management
Trust Comstock                                    stocks and securities convertible into common and
Portfolio,                                        preferred stocks. The Portfolio emphasizes value style
Class II Shares                                   of investing seeking well-established, undervalued
                                                  companies believed by the Portfolio's investment
                                                  adviser to possess the potential for capital growth
                                                  and income.

------------------------------------------------------------------------------------------------------------------------------------
Van Kampen            Y             Y             Current income and capital appreciation. Invests             Morgan Stanley
UIF Global                                        primarily in equity securities of companies in the           Investment Management
Real Estate                                       real estate industry located throughout the world,           Inc., doing business
Portfolio,                                        including real estate operating companies, real estate       as Van Kampen,
Class II Shares                                   investment trusts and foreign real estate companies.         adviser; Morgan
                                                                                                               Stanley Investment
                                                                                                               Management Limited
                                                                                                               and Morgan Stanley
                                                                                                               Investment Management
                                                                                                               Company, sub-advisers

------------------------------------------------------------------------------------------------------------------------------------
Van Kampen            Y             Y             Long-term capital growth. Invests primarily in               Morgan Stanley
UIF Mid Cap                                       growth-oriented equity securities of U.S. mid cap            Investment Management
Growth Portfolio,                                 companies and foreign companies, including                   Inc., doing business
Class II Shares                                   emerging market securities.                                  as Van Kampen.

------------------------------------------------------------------------------------------------------------------------------------
Van Kampen            N             Y             Above-average current income and long-term capital           Morgan Stanley
UIF U.S. Real                                     appreciation. Non-diversified Portfolio that invests         Investment Management
Estate Portfolio,                                 primarily in equity securities of companies in the           Inc., doing business
Class II Shares                                   U.S. real estate industry, including real estate             as Van Kampen.
                                                  investment trusts.

------------------------------------------------------------------------------------------------------------------------------------
Wanger                Y             Y             Long-term growth of capital. Invests primarily in            Columbia Wanger Asset
International                                     stocks of companies based outside the U.S. with              Management, L.P.
Small Cap                                         market capitalizations of less than $5 billion at time of
                                                  initial purchase.

------------------------------------------------------------------------------------------------------------------------------------
Wanger U.S.           Y             Y             Long-term growth of capital. Invests primarily in            Columbia Wanger Asset
Smaller Companies                                 stocks of small- and medium-size U.S. companies              Management, L.P.
                                                  with market capitalizations of less than $5 billion at
                                                  time of initial purchase.

------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------

30 RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -
   ISSUED BY RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK - PROSPECTUS

THE FIXED ACCOUNT

The fixed account is our general account. Amounts allocated to the fixed account become part of our general account. The fixed account includes the one-year fixed account and the DCA fixed account. We credit interest on amounts you allocate to the fixed account at rates we determine from time to time in our discretion. These rates will be based on various factors including, but not limited to, the interest rate environment, returns we earn on our general account investments, the rates currently in effect for new and existing RiverSource Life of NY annuities, product design, competition, and RiverSource Life of NY's revenues and expenses. The guaranteed minimum interest rate on amounts invested in the fixed account may vary by state but will not be lower than state law allows. We back the principal and interest guarantees relating to the fixed account. These guarantees are based on the continued claims-paying ability of RiverSource Life of NY.

The fixed account is not required to be registered with the SEC. The SEC staff does not review the disclosures in this prospectus on the fixed account, however, disclosures regarding the fixed account may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

ONE-YEAR FIXED ACCOUNT


Unless an asset allocation program we offer is in effect, you may allocate purchase payments or transfer contract value to the one-year fixed account. The value of the one-year fixed account increases as we credit interest to the one-year fixed account. We credit and compound interest daily based on a 365-day year (366 in a leap year) so as to produce the annual effective rate which we declare. We credit the one-year fixed account with the current guaranteed annual rate that is in effect on the date we receive your purchase payment or you transfer contract value to the one-year fixed account. The interest rate we apply to each purchase payment or transfer to the one-year fixed account is guaranteed for one year. There are restrictions on the amount you can allocate to the one-year fixed account as well as on transfers from this account (see "Making the Most of Your Contract -- Transfer policies").


DCA FIXED ACCOUNT (APPLIES TO CONTRACTS ISSUED ON OR AFTER JUNE 19, 2006)

You may only allocate purchase payments to the DCA fixed account. You may not transfer contract value to the DCA fixed account.

You may allocate your entire initial purchase payment to the DCA fixed account for a term of six or twelve months. We reserve the right to offer shorter or longer terms for the DCA fixed account.

In accordance with your investment instructions, we transfer a pro rata amount from the DCA fixed account to your investment allocations monthly so that, at the end of the DCA fixed account term, the balance of the DCA fixed account is zero. The value of the DCA fixed account increases when we credit interest to the DCA fixed account, and decreases when we make monthly transfers from the DCA fixed account to your investment allocations. We credit interest only on the declining balance of the DCA fixed account; we do not credit interest on amounts that have been transferred from the DCA fixed account. We credit and compound interest daily based on a 365-day year (366 in a leap year) so as to produce the annual effective rate which we declare. Generally, we will credit the DCA fixed account with interest at the same annual effective rate we apply to one-year fixed account on the date we receive your purchase payment, regardless of the length of the term you select. We reserve the right to declare different annual effective rates:

o     for the DCA fixed account and the one-year fixed account;

o     for the DCA fixed accounts with terms of differing length;

o for amounts in the DCA fixed account you instruct us to transfer to the one-year fixed account;

o for amounts in the DCA fixed account you instruct us to transfer to the subaccounts.

The interest rates in effect for the DCA fixed account when we receive your purchase payment are guaranteed for the length of the term. When you allocate an additional purchase payment to an existing DCA fixed account term, the interest rates applicable to that purchase payment will be the rates in effect for the DCA fixed account of the same term on the date we receive your purchase payment. For DCA fixed accounts with an initial term (or, in the case of an additional purchase payment, a remaining term) of less than twelve months, the net effective interest rates we credit to the DCA fixed account balance will be less than the declared annual effective rates.

Alternatively, you may allocate your initial purchase payment to any combination of the following which equals one hundred percent of the amount you invest:

o     the DCA fixed account for a six month term;

o     the DCA fixed account for a twelve month term;


o     the Portfolio Navigator model portfolio in effect;

o if no Portfolio Navigator model portfolio is in effect, to the one-year fixed account and/or the subaccounts, subject to investment minimums and other restrictions we may impose on investments in the one-year fixed account.



------------------------------------------------------------------------------

RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -
ISSUED BY RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK - PROSPECTUS 31

If you make a purchase payment while a DCA fixed account term is in progress, you may allocate your purchase payment among the following:

o to the DCA fixed account term(s) then in effect. Amounts you allocate to an existing DCA fixed account term will be transferred out of the DCA fixed account over the remainder of the term. For example, if you allocate a new purchase payment to an existing DCA fixed account term of six months when only two months remains in the six month term, the amount you allocate will be transferred out of the DCA fixed account over the remaining two months of the term;


o     to the Portfolio Navigator model portfolio then in effect;

o if no Portfolio Navigator model portfolio is in effect, then to the one-year fixed account and/or the subaccounts, subject to investment minimums and other restrictions we may impose on investments in the one-year fixed account.


If no DCA fixed account term is in progress when you make an additional purchase payment, you may allocate it according to the rules above for the allocation of your initial purchase payment.

If you participate in a model portfolio, and you choose to change your participation to a different model portfolio while a DCA fixed account is in progress, we will allocate transfers from the DCA fixed account to your newly-elected model portfolio.

If your contract permits, and you discontinue your participation in a model portfolio while a DCA fixed account term is in progress, we will allocate transfers from the DCA fixed account for the remainder of the term in accordance with your investment instructions to us to the one-year fixed account and the subaccounts, subject to investment minimums and other restrictions we may impose on investments in the one-year fixed account, including but not limited to, any limitations described in this prospectus on transfers (see "Transfer policies").

You may discontinue any DCA fixed account before the end of its term by giving us notice. If you do so, we will transfer the remaining balance of the DCA fixed account whose term you are ending to the asset allocation model portfolio in effect, or if no asset allocation model portfolio is in effect, in accordance with your investment instructions to us to the one-year fixed account and/or the subaccounts, subject to investment minimums and other restrictions we may impose on investments in the one-year fixed account including but not limited to, any limitations described in this prospectus on transfers (see "Transfer policies").

Dollar-cost averaging from the DCA fixed account does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. For a discussion of how dollar-cost averaging works, see "Making the Most of Your Contract -- Automated Dollar-Cost Averaging."

BUYING YOUR CONTRACT


Your investment professional will help you complete and submit an application and send it along with your initial purchase payment to our home office. We are required by law to obtain personal information from you which we will use to verify your identity. If you do not provide this information we reserve the right to refuse to issue your contract or take other steps we deem reasonable. As the owner, you have all rights and may receive all benefits under the contract. You may buy a qualified or nonqualified annuity. Generally, you can own a nonqualified annuity in joint tenancy with rights of survivorship only in spousal situations. You cannot own a qualified annuity in joint tenancy. You can buy a contract or become an annuitant if you are age 85 or younger.


When you apply, you may select (if available):

o the one-year fixed account, the DCA fixed account and/or subaccounts in which you want to invest;

o     how you want to make purchase payments;

o the length of the withdrawal charge schedule (5 or 7 years from our receipt of each purchase payment);

o     a beneficiary;

o     the optional Portfolio Navigator asset allocation program(1); and

o     one of the following Death Benefits:

      -     ROP Death Benefit; or


      -     MAV Death Benefit.


In addition, you may also select:


EITHER OF THE FOLLOWING OPTIONAL LIVING BENEFITS (ALL REQUIRE THE USE OF THE PORTFOLIO NAVIGATOR ASSET ALLOCATION PROGRAM):


o     Accumulation Protector Benefit(SM) rider


o     Guarantor Withdrawal Benefit for Life(SM) rider


(1)   There is no additional charge for this feature.




------------------------------------------------------------------------------

32 RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -
   ISSUED BY RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK - PROSPECTUS

The contract provides for allocation of purchase payments to the one-year fixed account, the DCA fixed account and/or the subaccounts of the variable account in even 1% increments. The amount of any purchase payment allocated to the one-year fixed account in total cannot exceed 30% of the purchase payment. More than 30% of a purchase payment may be allocated to the one-year fixed account if you establish an automated dollar-cost averaging arrangement with respect to the purchase payment according to procedures currently in effect. We reserve the right to further limit purchase payment allocations to the one-year fixed account if the interest rate we are then crediting on new purchase payments allocated to the one-year fixed account is equal to the minimum interest rate stated in the contract.

If your application is complete, we will process it and apply your purchase payment and any purchase payment credit to the one-year fixed account, the DCA fixed account and subaccounts you selected within two business days after we receive it at our home office. If we accept your application, we will send you a contract. If your application is not complete, you must give us the information to complete it within five business days. If we cannot accept your application within five business days, we will decline it and return your payment unless you specifically ask us to keep the payment and apply it once your application is complete. We will credit additional purchase payments you make to your accounts on the valuation date we receive them. If we receive an additional purchase payment at our home office before the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the valuation date we received the payment. If we receive an additional purchase payment at our home office at or after the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the next valuation date after we received the payment.

You may make additional purchase payments to nonqualified and qualified annuities until the retirement date, subject to the contact's allowable maximum total purchase payments.

THE RETIREMENT DATE

Annuity payouts begin on the retirement date. When we process your application, we will establish the retirement date to be the maximum age (or contract anniversary if applicable) for nonqualified annuities and Roth IRAs and for qualified annuities the date specified below. Your selected date can align with your actual retirement from a job, or it can be a different future date, depending on your needs and goals and on certain restrictions. You also can change the retirement date, provided you send us written instructions at least 30 days before annuity payouts begin. The retirement date may not be earlier than 13 months after the effective contract date.

FOR NONQUALIFIED ANNUITIES AND ROTH IRAs, THE RETIREMENT DATE MUST BE:


o no later than the annuitant's 90th(1) birthday or the tenth contract anniversary, if purchased after age 80(1), or such other date as agreed upon by us.


FOR QUALIFIED ANNUITIES EXCEPT ROTH IRAs, TO COMPLY WITH IRS REGULATIONS, THE RETIREMENT DATE GENERALLY MUST BE:

o for IRAs by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2; or

o for all other qualified annuities, by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2 or, if later, retires (except that 5% business owners may not select a retirement date that is later than April 1 of the year following the calendar year when they reach age 70 1/2).

If you satisfy your required minimum distributions in the form of partial withdrawals from this contract, annuity payouts can start as late as the annuitant's 90th(1) birthday or the tenth contract anniversary, if later, or a date that has been otherwise agreed to by us.

Contract owners of IRAs and TSAs may also be able to satisfy required minimum distributions using other IRAs or TSAs, and in that case, may delay the annuity payout start date for this contract.

(1) Applies to contracts purchased on or after June 19, 2006. For all other contracts, the retirement date must be no later than the annuitant's 85th birthday or the tenth contract anniversary, if purchased after age
      75. Ask your investment professional which retirement date applies to you.

BENEFICIARY

We will pay your named beneficiary the death benefit if it becomes payable before the retirement date (while the contract is in force and before annuity payouts begin). If there is no named beneficiary, then the default provisions of your contract will apply. (See "Benefits in Case of Death" for more about beneficiaries.)


------------------------------------------------------------------------------

RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -
ISSUED BY RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK - PROSPECTUS 33

PURCHASE PAYMENTS

Purchase payment amounts and purchase payment timing may be limited under the terms of your contract or pursuant to state requirements.

MINIMUM INITIAL PURCHASE PAYMENT

      $10,000

MINIMUM ADDITIONAL PURCHASE PAYMENTS

      $100 for all other payment types

MAXIMUM TOTAL PURCHASE PAYMENTS*

      $1,000,000

* This limit applies in total to all RiverSource Life of NY annuities you own. We reserve the right to waive or increase the maximum limit. For qualified annuities, the Code's limits on annual contributions also apply. We may also restrict cumulative additional purchase payments to $100,000 for contracts with the Guarantor Withdrawal Benefit for Life(SM) rider and will restrict cumulative additional purchase payments to $100,000 for contracts with the Guarantor(SM) Withdrawal Benefit rider. Additional purchase payments are restricted during the waiting period after the first 180 days immediately following the effective date of the Accumulation Protector Benefit(SM) Rider.

HOW TO MAKE PURCHASE PAYMENTS

BY LETTER

Send your check along with your name and contract number to:

REGULAR MAIL:

RiverSource Life Insurance Co. of New York
20 Madison Avenue Extension
P.O. Box 5555
Albany, NY 12205-0555

EXPRESS MAIL:

RiverSource Life Insurance Co. of New York
20 Madison Avenue Extension
Albany, NY 12203

PURCHASE PAYMENT CREDITS


As of June 19, 2006, we no longer offer purchase payment credits. Purchase payment credits are available if you purchased a contract with the seven-year withdrawal charge schedule before June 19, 2006. See Appendix F for a description of the purchase payment credits that apply to your policy.

LIMITATIONS ON USE OF CONTRACT

If mandated by applicable law, including but not limited to, federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner's access to contract values and satisfy other statutory obligations. Under these circumstances, we may refuse to implement requests for transfers, withdrawals or death benefits until instructions are received from the appropriate governmental authority or court of competent jurisdiction.



------------------------------------------------------------------------------

34 RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -
   ISSUED BY RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK - PROSPECTUS

CHARGES

ALL CONTRACTS


CONTRACT ADMINISTRATIVE CHARGE

We charge this fee for establishing and maintaining your records. We deduct $40 from the contract value on your contract anniversary or, if earlier, when the contact is fully withdrawn. We prorate this charge among the fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value. However, any amount deducted from the fixed account will be limited to (1) the amount of interest credited in excess of the guaranteed minimum interest rate; plus (2) any amounts allocated or transferred to the fixed account in that contract year. In no instance will the charge from the fixed account exceed $30 in any contract year.

We will waive this charge when your contract value is $50,000 or more on the current contract anniversary.

If you take a full withdrawal from your contract, we will deduct the charge at the time of withdrawal regardless of the contract value. We cannot increase the annual contract administrative charge and it does not apply after annuity payouts begin or when we pay death benefits.

VARIABLE ACCOUNT ADMINISTRATIVE CHARGE

We apply this charge daily to the subaccounts. It is reflected in the unit values of your subaccounts and it totals 0.15% of their average daily net assets on an annual basis. It covers certain administrative and operating expenses of the subaccounts such as accounting, legal and data processing fees and expenses involved in the preparation and distribution of reports and prospectuses. We cannot increase the variable account administrative charge.

MORTALITY AND EXPENSE RISK FEE

We charge these fees daily to the subaccounts. The unit values of your subaccounts reflect these fees. These fees cover the mortality and expense risk that we assume. Approximately two-thirds of this amount is for our assumption of mortality risk, and one-third is for our assumption of expense risk. These fees do not apply to the fixed account. We cannot increase these fees.

The mortality and expense risk fee you pay is based on the death benefit guarantee you select, whether the contract is a qualified annuity or a nonqualified annuity and the withdrawal charge schedule that applies to your contract.

                                                                                         QUALIFIED ANNUITIES  NONQUALIFIED ANNUITIES
SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE FOR CONTRACTS PURCHASED ON OR AFTER JUNE 19, 2006
ROP Death Benefit                                                                               0.90%                1.05%
MAV Death Benefit                                                                               1.10                 1.25

SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE FOR ALL OTHER CONTRACTS
ROP Death Benefit                                                                               1.00%                1.15%
MAV Death Benefit                                                                               1.20                 1.35

FIVE-YEAR WITHDRAWAL CHARGE SCHEDULE
ROP Death Benefit                                                                               1.20%                1.35%
MAV Death Benefit                                                                               1.40                 1.55

Mortality risk arises because of our guarantee to pay a death benefit and our guarantee to make annuity payouts according to the terms of the contract, no matter how long a specific annuitant lives and no matter how long our entire group of annuitants live. If, as a group, annuitants outlive the life expectancy we assumed in our actuarial tables, then we must take money from our general assets to meet our obligations. If, as a group, annuitants do not live as long as expected, we could profit from the mortality risk fee.

Expense risk arises because we cannot increase the contract administrative charge or the variable account administrative charge and these charges may not cover our expenses. We would have to make up any deficit from our general assets. We could profit from the expense risk fee if future expenses are less than expected.

The subaccounts pay us the mortality and expense risk fee they accrued as follows:

o first, to the extent possible, the subaccounts pay this fee from any dividends distributed from the funds in which they invest;

o then, if necessary, the funds redeem shares to cover any remaining fees payable.

We may use any profits we realize from the subaccounts' payment to us of the mortality and expense risk fee for any proper corporate purpose, including, among others, payment of distribution (selling) expenses. We do not expect that the withdrawal charge will cover sales and distribution expenses.


------------------------------------------------------------------------------

RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -
ISSUED BY RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK - PROSPECTUS 35

WITHDRAWAL CHARGE

If you withdraw all or part of your contract value before annuity payouts begin, we may deduct a withdrawal charge. As described below, a withdrawal charge applies to each purchase payment you make. The withdrawal charge lasts for 7 years or 5 years from our receipt of each purchase payment, depending on which withdrawal charge schedule you select when you purchase the contract (see "Expense Summary").

You may withdraw an amount during any contract year without a withdrawal charge. We call this amount the Total Free Amount (TFA). The TFA varies depending on whether your contract includes the Guarantor Withdrawal Benefit for Life(SM) rider or the Guarantor(SM) Withdrawal Benefit rider:

CONTRACTS WITHOUT GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(SM) RIDER OR GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER

The TFA is the greater of:

o     10% of the contract value on the prior contract anniversary(1); or

o     current contract earnings.

CONTRACTS WITH GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(SM) RIDER

The TFA is the greatest of:

o 10% of the contract value on the prior contract anniversary(1); o current contract earnings; or

o the greater of the Remaining Benefit Payment or the Remaining Annual Lifetime Payment.

CONTRACTS WITH GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER

The TFA is the greatest of:

o     10% of the contract value on the prior contract anniversary(1);

o     current contract earnings; or

o     the Remaining Benefit Payment.

(1) We consider your initial purchase payment and any purchase payment credit to be the prior contract anniversary's contract value during the first contract year.

Amounts withdrawn in excess of the TFA may be subject to a withdrawal charge as described below.

A withdrawal charge will apply if the amount you withdraw includes any of your prior purchase payments that are still within their withdrawal charge schedule. To determine whether your withdrawal includes any of your prior purchase payments that are still within their withdrawal charge schedule, we withdraw amounts from your contract in the following order:

1. We withdraw the TFA first. We do not assess a withdrawal charge on the TFA.

2. We withdraw purchase payments not previously withdrawn, in the order you made them: the oldest purchase payment first, the next purchase payment second, etc. until all purchase payments have been withdrawn. By applying this "first-in, first-out" rule, we do not assess a withdrawal charge on purchase payments that we received prior to the number of years stated in the withdrawal charge schedule you select when you purchase the contract. We only assess a withdrawal charge on purchase payments that are still within the withdrawal charge schedule you selected.

EXAMPLE: Each time you make a purchase payment under the contract, a withdrawal charge schedule attaches to that purchase payment. The withdrawal charge percentage for each purchase payment declines according to the withdrawal charge schedule shown in your contract. (THE WITHDRAWAL CHARGE PERCENTAGES FOR THE 5-YEAR AND 7-YEAR WITHDRAWAL CHARGE SCHEDULE ARE SHOWN IN A TABLE IN THE "EXPENSE SUMMARY" ABOVE.) For example, if you select the 7-Year withdrawal charge schedule, during the first two years after a purchase payment is made, the withdrawal charge percentage attached to that payment is 8%. The withdrawal charge percentage for that payment during the seventh year after it is made is 3%. At the beginning of the eighth year after that purchase payment is made, and thereafter, there is no longer a withdrawal charge as to that payment.

We determine your withdrawal charge by multiplying each of your payments withdrawn by the applicable withdrawal charge percentage (see "Expense Summary"), and then adding the total withdrawal charges.


For a partial withdrawal that is subject to a withdrawal charge, the amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge. We pay you the amount you request.

For an example, see Appendix B.



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36 RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -
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

WAIVER OF WITHDRAWAL CHARGES

We do not assess withdrawal charges for:

o     withdrawals of any contract earnings;

o withdrawals of amounts totaling up to 10% of the contract value on the prior contract anniversary to the extent it exceeds contract earnings;

o if you elected Guarantor Withdrawal Benefit for Life(SM) rider, the greater of your contract's Remaining Benefit Payment or Remaining Annual Lifetime Payment to the extent it exceeds the greater of contract earnings or 10% of the contract value on the prior contract anniversary;

o if you elected the Guarantor(SM) Withdrawal Benefit rider, your contract's Remaining Benefit Payment to the extent it exceeds the greater of contract earnings or 10% of the contract value on the prior contract anniversary;

o required minimum distributions from a qualified annuity provided the amount is no greater than the required amount calculated under your specific contract currently in force; and

o contracts settled using an annuity payout plan (EXCEPTION: As described below, if you select annuity payout Plan E, and choose later to withdraw the value of your remaining annuity payments, we will assess a withdrawal charge.)

o withdrawals made as a result of one of the "Contingent events"* described below to the extent permitted by state law (see your contract for additional conditions and restrictions);

o     amounts we refund to you during the free look period;* and


o     death benefits.

* However, we will reverse certain purchase payment credits up to the maximum withdrawal charge. (See "Appendix F -- Purchase Payment Credits for Eligible Contracts.")


CONTINGENT EVENTS

o Withdrawals you make if you or the annuitant are confined to a hospital or nursing home and have been for the prior 60 days. Your contract will include this provision when you and the annuitant are under age 76 at contract issue. You must provide proof satisfactory to us of the confinement as of the date you request the withdrawal.

o To the extent permitted by state law, withdrawals you make if you or the annuitant are diagnosed in the second or later contract years as disabled with a medical condition that with reasonable medical certainty will result in death within 12 months or less from the date of the licensed physician's statement. You must provide us with a licensed physician's statement containing the terminal illness diagnosis and the date the terminal illness was initially diagnosed.

WITHDRAWAL CHARGE UNDER ANNUITY PAYOUT PLAN E -- PAYOUTS FOR A SPECIFIC
PERIOD: Under this annuity payout plan, in most cases you can elect to take a withdrawal of the remaining variable payouts. If you take a withdrawal we impose a withdrawal charge. This charge will vary based on the death benefit guarantee and the assumed investment rate (AIR) you selected for the variable payouts. The withdrawal charge equals the present value of the remaining variable payouts using an AIR of either 3.5% or 5.0% minus the present value of the remaining variable payouts using the applicable discount rate shown in a table in the "Expense Summary." (See "The Annuity Payout Period -- Annuity Payout Plans.")

POSSIBLE GROUP REDUCTIONS: In some cases we may incur lower sales and administrative expenses due to the size of the group, the average contribution and the use of group enrollment procedures. In such cases, we may be able to reduce or eliminate the contract administrative and withdrawal charges. However, we expect this to occur infrequently.

FUND FEES AND EXPENSES

There are deductions from and expenses paid out of the assets of the funds that are described in the prospectuses for those funds. (See "Annual Operating Expenses of the Funds.")


OPTIONAL LIVING BENEFITS -- CURRENTLY OFFERED


ACCUMULATION PROTECTOR BENEFIT(SM) RIDER FEE


We charge an annual fee of 0.55% of the greater of your contract value or the minimum contract accumulation value on your contract anniversary for this optional benefit only if you select it. We deduct the fee from the contract value on the contract anniversary. We prorate this fee among the one-year fixed account and the subaccounts in the same proportion as your interest in each bears to your total contract value. However, any amount deducted from the one-year fixed account will be limited to (1) the amount of interest credited in excess of the guaranteed minimum interest rate; plus (2) any amounts allocated or transferred to the one-year fixed account in that contract year.


Once you elect the Accumulation Protector Benefit(SM) rider, you may not cancel it and the fee will continue to be deducted until the end of the waiting period. If the contract is terminated for any reason or when annuity payouts begin, we will deduct the fee, adjusted for the number of calendar days coverage was in place since we last deducted the fee.


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RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -
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


Currently, the Accumulation Protector Benefit(SM) rider charge does not vary with the Portfolio Navigator model portfolio selected; however, we reserve the right to increase this charge and/or charge a separate rider charge for each model portfolio. The Accumulation Protector Benefit(SM) rider charge will not exceed a maximum of 1.75%.


We will not change the Accumulation Protector Benefit(SM) rider charge after the rider effective date unless:

(a) you choose the annual elective step up after we have exercised our rights to increase the rider charge;

(b) you choose the spousal continuation step up after we have exercised our rights to increase the rider charge;

(c) you change your Portfolio Navigator model portfolio after we have exercised our rights to increase the rider charge;

(d) you change your Portfolio Navigator model portfolio after we have exercised our rights to charge a separate rider charge for each model portfolio.

If you choose the elective step up, the elective spousal continuation step up, or change your Portfolio Navigator model portfolio after we have exercised our rights to increase the rider charge as described above, you will pay the charge that is in effect on the valuation date we receive your written request to step up or change your Portfolio Navigator model portfolio. On the next contract anniversary, we will calculate an average rider charge, for the preceding contract year only, that reflects the various different charges that were in effect that year, adjusted for the number of calendar days each charge was in effect. The waiting period for this rider will be restarted if you elect to change your model portfolio to one that causes the rider charge to increase more than 0.20% whenever the remaining waiting period just prior to the change is less than three years (see "Optional Benefits -- Accumulation Protector Benefit Rider").

The fee does not apply after annuity payouts begin.

GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(SM) RIDER FEE

We charge an annual fee of 0.65% of the greater of the contract anniversary value or the total Remaining Benefit Amount (RBA) for this optional feature only if you select it. We deduct the fee from your contract value on your contract anniversary. We prorate this fee among the fixed account and the subaccounts in the same proportion as your interest in each bears to your total contract value. However, any amount deducted from the fixed account will be limited to (1) the amount of interest credited in excess of the guaranteed minimum interest rate; plus (2) any amounts allocated or transferred to the fixed account in that contract year.


Once you elect the Guarantor Withdrawal Benefit for Life(SM) rider, you may not cancel it and the fee will continue to be deducted until the contract is terminated, the contract value reduces to zero or annuity payouts begin. If the contract is terminated for any reason or when annuity payouts begin, we will deduct the fee, adjusted for the number of calendar days coverage was in place since we last deducted the fee. If the RBA goes to zero but the contract value has not been depleted, you will continue to be charged.

Currently the Guarantor Withdrawal Benefit for Life(SM) rider charge does not vary with the Portfolio Navigator model portfolio selected; however, we reserve the right to increase this charge and/or charge a separate rider charge for each model portfolio. The Guarantor Withdrawal Benefit for Life(SM) rider charge will not exceed a maximum charge of 1.50%.


We will not change the Guarantor Withdrawal Benefit for Life(SM) rider charge after the rider effective date unless:


(a) you choose the annual elective step up after we have exercised our rights to increase the rider charge. However, if you choose to exercise the annual elective step up before the end of the waiting period, the Guarantor Withdrawal Benefit for Life(SM) rider charge will not change until the end of the waiting period. The charge will be based on the charge in effect on the valuation date we received your last written request to exercise the elective annual step up or to elect to change your Portfolio Navigator model portfolio;

(b) you choose the elective spousal continuation step up after we have exercised our rights to increase the rider charge;

(c) you elect to change your Portfolio Navigator model portfolio after we have exercised our rights to increase the rider charge;

(d) you elect to change your Portfolio Navigator model portfolio after we have exercised our rights to charge a separate rider charge for each model portfolio.


If you choose the elective step up, the elective spousal continuation step up, or change your Portfolio Navigator model portfolio after we have exercised our rights to increase the rider charge as described above, you will pay the charge that is in effect on the valuation date we receive your written request to step up or change your Portfolio Navigator model portfolio. On the next contract anniversary, we will calculate an average rider charge, for the preceding contract year only, that reflects the various different charges that were in effect that year, adjusted for the number of calendar days each charge was in effect.

The fee does not apply after annuity payouts begin.


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38 RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -
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


OPTIONAL LIVING BENEFITS -- PREVIOUSLY OFFERED


GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER FEE


THIS FEE INFORMATION APPLIES TO BOTH RIDER A AND RIDER B (SEE APPENDIX H).


We charge an annual fee of 0.55% of contract value for this optional feature only if you select it. We deduct the fee from your contract value on your contract anniversary. We prorate this fee among the one-year fixed account and the subaccounts in the same proportion as your interest in each bears to your total contract value. However, any amount deducted from the one-year fixed account will be limited to (1) the amount of interest credited in excess of the guaranteed minimum interest rate; plus (2) any amounts allocated or transferred to the one-year fixed account in that contract year.

Once you elect the Guarantor(SM) Withdrawal Benefit rider, you may not cancel it and the fee will continue to be deducted until the contract is terminated, the contract value reduces to zero or annuity payouts begin. If the contract is terminated for any reason or when annuity payouts begin, we will deduct the fee, adjusted for the number of calendar days coverage was in place since we last deducted the fee. If the Remaining Benefit Amount (RBA) goes to zero but the contract value has not been depleted, you will continue to be charged.


Currently the Guarantor(SM) Withdrawal Benefit rider charge does not vary with the Portfolio Navigator model portfolio selected; however, we reserve the right to increase this charge and/or charge a separate rider charge for each model portfolio. The Guarantor(SM) Withdrawal Benefit rider charge will not exceed a maximum charge of 1.50%.


We will not change the Guarantor(SM) Withdrawal Benefit rider charge after the rider effective date unless:


(a) you choose the annual elective step up after we have exercised our rights to increase the rider charge. However, if you choose to step up before the third contract anniversary, the Guarantor(SM) Withdrawal Benefit rider charge will not change until the third contract anniversary. The charge will be based on the charge in effect on the valuation date we received your last written request to exercise the elective step up or to elect to change your Portfolio Navigator model portfolio;

(b) you choose the elective spousal continuation step up under Rider A after we have exercised our rights to increase the rider charge;

(c) you elect to change your Portfolio Navigator model portfolio after we have exercised our rights to increase the rider charge;

(d) you elect to change your Portfolio Navigator model portfolio after we have exercised our rights to charge a separate rider charge for each model portfolio.


If you choose the elective step up, the elective spousal continuation step up, or change your Portfolio Navigator model portfolio after we have exercised our rights to increase the rider charge as described above, you will pay the charge that is in effect on the valuation date we receive your written request to step up or change your Portfolio Navigator model portfolio. On the next contract anniversary, we will calculate an average rider charge, for the preceding contract year only, that reflects the various different charges that were in effect that year, adjusted for the number of calendar days each charge was in effect.

The fee does not apply after annuity payouts begin.

INCOME ASSURER BENEFIT(SM) RIDER FEE

We charge an annual fee for this optional feature only if you select it. We determine the fee by multiplying the guaranteed income benefit base by the charge for the Income Assurer Benefit(SM) rider you select. There are three Income Assurer Benefit(SM) rider options available under your contract (see "Optional Benefits -- Income Assurer Benefit(SM) Riders") and each has a different guaranteed income benefit base calculation. The charge for each Income Assurer Benefit(SM) is as follows:

                                                                MAXIMUM    CURRENT
Income Assurer Benefit(SM) - MAV                                 1.50%      0.30%
Income Assurer Benefit(SM) - 5% Accumulation Benefit Base        1.75       0.60
Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation   2.00       0.65
Benefit Base


We deduct the fee from the contract value on your contract anniversary. We prorate this fee among the one-year fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value. However, any amount deducted from the one-year fixed account will be limited to (1) the amount of interest credited in excess of the guaranteed minimum interest rate; plus (2) any amounts allocated or transferred to the one-year fixed account in that contract year. If the contract is terminated for any reason or when annuity payouts begin, we will deduct the appropriate Income Assurer Benefit(SM) fee, adjusted for the number of calendar days coverage was in place since we last deducted the fee.



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RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -
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


Currently the Income Assurer Benefit(SM) rider charge does not vary with the Portfolio Navigator model portfolio selected; however, we reserve the right to increase this charge and/or charge a separate charge for each model portfolio but not to exceed the maximum charges shown above. We cannot change the Income Assurer Benefit(SM) charge after the rider effective date, unless you change your Portfolio Navigator model portfolio after we have exercised our rights to increase the charge and/or charge a separate charge for each model portfolio. If you decide to change your Portfolio Navigator model portfolio after we have exercised our rights to increase the charge for new contract owners, you will pay the charge that is in effect on the valuation date we receive your written request to change your Portfolio Navigator model portfolio. On the next contract anniversary, we will calculate an average rider charge for the preceding contract year only, that reflects the various different charges that were in effect that year, adjusted for the number of calendar days each charge was in effect. The waiting period for the rider will be restarted if you elect to change your model portfolio to one that causes the rider charge to increase more than 0.20% whenever the remaining waiting period just prior to the change is less than three years (see "Optional Benefits -- Income Assurer Benefit(SM) Riders"). The fee does not apply after annuity payouts begin or the Income Assurer Benefit(SM) terminates.

VALUING YOUR INVESTMENT


We value your accounts as follows:

THE FIXED ACCOUNT

THE FIXED ACCOUNT INCLUDES THE ONE-YEAR FIXED ACCOUNT AND THE DCA FIXED
ACCOUNT.

We value the amounts you allocate to the fixed account directly in dollars. The value of the fixed account equals:


o the sum of your purchase payments and any purchase payment credits allocated to the one-year fixed account and the DCA fixed account, and transfer amounts to the one-year fixed account;


o     plus interest credited;

o minus the sum of amounts withdrawn (including any applicable withdrawal charges) and amounts transferred out;

o     minus any prorated portion of the contract administrative charge; and

o minus the prorated portion of the fee for any of the following optional benefits you have selected:

      -     Accumulation Protector Benefit(SM) rider;

      -     Guarantor Withdrawal Benefit for Life(SM) rider;

      -     Guarantor(SM) Withdrawal Benefit rider;

      -     Income Assurer Benefit(SM) rider;

SUBACCOUNTS

We convert amounts you allocated to the subaccounts into accumulation units. Each time you make a purchase payment or transfer amounts into one of the subaccounts or we apply any purchase payment credits, we credit a certain number of accumulation units to your contract for that subaccount. Conversely, we subtract a certain number of accumulation units from your contract each time you take a partial withdrawal; transfer amounts out of a subaccount; or we assess a contract administrative charge, a withdrawal charge, or fee for any optional contract riders with annual charges (if applicable).

The accumulation units are the true measure of investment value in each subaccount during the accumulation period. They are related to, but not the same as, the net asset value of the fund in which the subaccount invests. The dollar value of each accumulation unit can rise or fall daily depending on the variable account expenses, performance of the fund and on certain fund expenses.

Here is how we calculate accumulation unit values:

NUMBER OF UNITS: To calculate the number of accumulation units for a particular subaccount, we divide your investment by the current accumulation unit value.

ACCUMULATION UNIT VALUE: The current accumulation unit value for each subaccount equals the last value times the subaccount's current net investment factor.


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40 RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -
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

WE DETERMINE THE NET INVESTMENT FACTOR BY:

o adding the fund's current net asset value per share, plus the per share amount of any accrued income or capital gain dividends to obtain a current adjusted net asset value per share; then

o     dividing that sum by the previous adjusted net asset value per share;
      and

o subtracting the percentage factor representing the mortality and expense risk fee and the variable account administrative charge from the result.

Because the net asset value of the fund may fluctuate, the accumulation unit value may increase or decrease. You bear all the investment risk in a subaccount.

FACTORS THAT AFFECT SUBACCOUNT ACCUMULATION UNITS: Accumulation units may change in two ways -- in number and in value.

The number of accumulation units you own may fluctuate due to:

o     additional purchase payments you allocate to the subaccounts;

o     any purchase payment credits allocated to the subaccounts;

o     transfers into or out of the subaccounts;

o     partial withdrawals;

o     withdrawal charges;

and the deduction of a prorated portion of:

o     the contract administrative charge; and

o     the fee for any of the following optional benefits you have selected:

      o     Accumulation Protector Benefit(SM) rider;

      o     Guarantor Withdrawal Benefit for Life(SM) rider;

      o     Guarantor(SM) Withdrawal Benefit rider; or

      o     Income Assurer Benefit(SM) rider.

Accumulation unit values will fluctuate due to:

o     changes in fund net asset value;

o     fund dividends distributed to the subaccounts;

o     fund capital gains or losses;

o     fund operating expenses; and

o mortality and expense risk fee and the variable account administrative charge.


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RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -
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

MAKING THE MOST OF YOUR CONTRACT

AUTOMATED DOLLAR-COST AVERAGING

Currently, you can use automated transfers to take advantage of dollar-cost averaging (investing a fixed amount at regular intervals). For example, you might transfer a set amount monthly from a relatively conservative subaccount to a more aggressive one, or to several others, or from the one-year fixed account to one or more subaccounts. You can also obtain the benefits of dollar-cost averaging by setting up an Interest Sweep strategy. Interest Sweeps are a monthly transfer of the interest earned from the one-year fixed account into the subaccounts of your choice. If you participate in an Interest Sweep strategy the interest you earn on the one-year fixed account will be less than the annual interest rate we apply because there will be no compounding. There is no charge for dollar-cost averaging.

This systematic approach can help you benefit from fluctuations in accumulation unit values caused by fluctuations in the market values of the funds. Since you invest the same amount each period, you automatically acquire more units when the market value falls and fewer units when it rises. The potential effect is to lower your average cost per unit.

HOW DOLLAR-COST AVERAGING WORKS

                                                                                          NUMBER
By investing an equal number                            AMOUNT        ACCUMULATION      OF UNITS
of dollars each month ...                  MONTH       INVESTED        UNIT VALUE       PURCHASED
                                            Jan          $100              $20             5.00
you automatically buy                       Feb           100               18             5.56
more units when the                         Mar           100               17             5.88
per unit market price is low ... ------>    Apr           100               15             6.67
                                            May           100               16             6.25
                                            Jun           100               18             5.56
and fewer units                             Jul           100               17             5.88
when the per unit                           Aug           100               19             5.26
market price is high.            ------>    Sept          100               21             4.76
                                            Oct           100               20             5.00

You paid an average price of $17.91 per unit over the 10 months, while the average market price actually was $18.10.

Dollar-cost averaging does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. Because dollar-cost averaging involves continuous investing, your success will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals. For specific features contact your investment professional.

Dollar-cost averaging as described in this section is not available when a Portfolio Navigator model portfolio is in effect. However, subject to certain restrictions, dollar-cost averaging is available for use with a DCA fixed account. See the "DCA Fixed Account" and "Portfolio Navigator Asset Allocation Program" sections in this prospectus for details.

ASSET REBALANCING

You can ask us in writing to automatically rebalance the subaccount portion of your contract value either quarterly, semiannually, or annually. The period you select will start to run on the date we record your request. On the first valuation date of each of these periods, we automatically will rebalance your contract value so that the value in each subaccount matches your current subaccount percentage allocations. These percentage allocations must be in whole numbers. There is no charge for asset rebalancing. The contract value must be at least $2,000.

You can change your percentage allocations or your rebalancing period at any time by contacting us in writing. We will restart the rebalancing period you selected as of the date we record your change. You also can ask us in writing or by any other method acceptable by us, to stop rebalancing your contract value. You must allow 30 days for us to change any instructions that currently are in place. For more information on asset rebalancing, contact your investment professional.


Different rules apply to asset rebalancing under a Portfolio Navigator model portfolio (see "Portfolio Navigator Asset Allocation Program" and "Appendix G:
Asset Allocation Program for Contracts Purchased Before June 19, 2006" below).



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42 RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -
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

As long as you are not participating in a Portfolio Navigator model portfolio, asset rebalancing is available for use with the DCA fixed account (see "DCA Fixed Account") only if your subaccount allocation for asset rebalancing is exactly the same as your subaccount allocation for transfers from the DCA fixed account. If you change your subaccount allocations under the asset rebalancing program or the DCA fixed account, we will automatically change the subaccount allocations so they match. If you do not wish to have the subaccount allocation be the same for the asset rebalancing program and the DCA fixed account, you must terminate the asset rebalancing program or the DCA fixed account, as you may choose.


PORTFOLIO NAVIGATOR ASSET ALLOCATION PROGRAM

The Portfolio Navigator Asset Allocation Program (PN program) described in this section replaces the previously offered asset allocation program described in Appendix G for owners of all contracts purchased on or after June 19, 2006 and for contract owners who choose to move from the previously offered asset allocation program to the PN program or who add the PN program on or after June 19, 2006. The PN program is available for nonqualified annuities and for qualified annuities.

The PN program allows you to allocate your contract value to a PN program model portfolio that consists of subaccounts, each of which invests in an underlying fund with a particular investment objective, and may include the one-year fixed account (if available under the PN program) that represent various asset classes (allocation options). The PN program also allows you to periodically update your model portfolio or transfer to a new model portfolio. You are required to participate in the PN program if your contract purchased on or after June 19, 2006 includes an optional Accumulation Protector Benefit(SM) rider, Guarantor Withdrawal Benefit for Life(SM) rider or Income Assurer Benefit(SM) rider. If your contract does not include one of these riders, you also may elect to participate in the PN program at no additional charge. You should review any PN program information, including the terms of the PN program, carefully. Your investment professional can provide you with additional information and can answer questions you may have on the PN program.


SERVICE PROVIDERS TO THE PN PROGRAM. RiverSource Investments, an affiliate of ours, serves as non-discretionary investment adviser for the PN program solely in connection with the development of the model portfolios and periodic updates of the model portfolios. In this regard, RiverSource Investments enters into an investment advisory agreement with each contract owner participating in the PN program. In its role as investment adviser to the PN program, RiverSource Investments relies upon the recommendations of a third party service provider. In developing and updating the model portfolios, RiverSource Investments reviews the recommendations, and the third party's rationale for the recommendations, with the third party service provider. RiverSource Investments also conducts periodic due diligence and provides ongoing oversight with respect to the process utilized by the third party service provider. For more information on RiverSource Investment's role as investment adviser for the PN program, please see the Portfolio Navigator Asset Allocation Program Investment Adviser Disclosure Document, which is based on Part II of RiverSource Investment's Form ADV, the SEC investment adviser registration form. The Disclosure Document is delivered to contract owners at the time they enroll in the PN program.

Currently, the PN program model portfolios are designed and periodically updated for RiverSource Investments by Morningstar Associates, LLC, a registered investment adviser and wholly owned subsidiary of Morningstar, Inc. RiverSource Investments may replace Morningstar Associates and may hire additional firms to assist with the development and periodic updates of the model portfolios in the future. Also, RiverSource Investments may elect to develop and periodically update the model portfolios without the assistance of a third party service provider.

The criteria used in developing and updating the model portfolios do not guarantee or predict future performance. Neither Morningstar Associates nor RiverSource Investments, in connection with their respective roles, provides any individualized investment advice to contract owners regarding the application of a particular model portfolio to his or her circumstances. Contract owners are solely responsible for determining whether any model portfolio is appropriate.

We identify to Morningstar Associates the universe of allocation options that can be included in the model portfolios and, in limited circumstances, underlying funds of such allocation options (the universe of allocation options). The universe of allocation options may not include all allocation options available under your contract. We may modify from time to time such universe of allocation options. These modifications may reflect instructions from, or respond to actions taken by, any party making an allocation option available to us. For example, we may modify the universe of allocation options in response to the liquidation, merger or other closure of a fund. Once we identify this universe of allocation options to Morningstar Associates, neither RiverSource Investments, nor any of its affiliates, including us, dictates to Morningstar Associates the number of allocation options that should be included in a model portfolio, the percentage that any allocation option represents in a model portfolio, or whether a particular allocation option may be included in a model portfolio.


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


POTENTIAL CONFLICTS OF INTEREST. In identifying the universe of allocation options, we and our affiliates, including RiverSource Investments, are subject to competing interests that may influence the allocation options we propose. These competing interests involve compensation that RiverSource Investments or its affiliates may receive as the investment adviser to the RiverSource Variable Portfolio Funds and certain allocation options as well as compensation we or an affiliate of ours may receive for providing services in connection with the RiverSource Variable Portfolio Funds and such allocation options or their underlying funds. These competing interests also involve compensation we or an affiliate of ours may receive if certain funds that RiverSource Investments does not advise are included in model portfolios. The inclusion of funds that pay compensation to RiverSource Investments or an affiliate may have a positive or negative impact on performance.


As an affiliate of RiverSource Investments, the investment adviser to the RiverSource Variable Portfolio Funds and certain allocation options, we may have an incentive to identify the RiverSource Variable Portfolio Funds and such allocation options for consideration as part of a model portfolio over unaffiliated funds. In addition, RiverSource Investments, in its capacity as investment adviser to the RiverSource Variable Portfolio Funds, monitors the performance of the RiverSource Variable Portfolio Funds. In this role, RiverSource Investments may, from time to time, recommend certain changes to the board of directors of the RiverSource Variable Portfolio Funds. These changes may include but not be limited to a change in portfolio management or fund strategy or the closure or merger of a RiverSource Variable Portfolio Fund. RiverSource Investments also may believe that certain RiverSource Variable Portfolio Funds may benefit from additional assets or could be harmed by redemptions. All of these factors may impact RiverSource Investment's view regarding the composition and allocation of a model portfolio.

RiverSource Investments' role as investment adviser to the PN program in connection with the development and updating of the model portfolios, and our identification of the universe of allocation options to Morningstar Associates for consideration, may influence the allocation of assets to or away from allocation options that are affiliated with, or managed or advised by RiverSource Investments or its affiliates.

RiverSource Investments, we or another affiliate of ours may receive higher compensation from certain unaffiliated funds that RiverSource Investments does not advise or manage. (See "Expense Summary -- Annual Operating Expenses of the Funds" and "The Variable Account and the Funds -- The Funds.") Therefore, we may have an incentive to identify these unaffiliated funds to Morningstar Associates for inclusion in the model portfolios. In addition, we or an affiliate of ours may receive higher compensation from the one-year fixed account than from other allocation options. We therefore may have an incentive to identify these allocation options to Morningstar Associates for inclusion in the model portfolios.

Some officers and employees of RiverSource Investments are also officers or employees of us or our affiliates which may be involved in, and/or benefit from, your participation in the PN program. These officers and employees may have an incentive to make recommendations, or take actions, that benefit one or more of the entities they represent, rather than participants in the PN program.


PARTICIPATING IN THE PN PROGRAM. If you choose or are required to participate in the PN program, you are responsible for determining which model portfolio is best for you. Your investment professional can help you make this determination. In addition, your investment professional may provide you with an investor questionnaire, a tool to help define your investing style which is based on factors such as your investment goals, your tolerance for risk and how long you intend to invest. Your responses to the investor questionnaire can help you determine which model portfolio most closely matches your investing style. While the scoring of the investor questionnaire is objective, there is no guarantee that your responses to the investor questionnaire accurately reflect your tolerance for risk. Similarly, there is no guarantee that the asset mix reflected in the model portfolio you select after completing the investor questionnaire is appropriate to your ability to withstand investment risk. Neither RiverSource Life of NY nor RiverSource Investments is responsible for your decision to participate in the PN program, your selection of a specific model portfolio or your decision to change to an updated or different model portfolio.


Currently, there are five PN model portfolios ranging from conservative to aggressive. You may not use more than one model portfolio at a time. Each model portfolio specifies allocation percentages to each of the subaccounts and/or the one-year fixed account that make up that model portfolio. By participating in the PN program, you instruct us to invest your contract value in the subaccounts and/or the one-year fixed account (if included) according to the allocation percentages stated for the specific model portfolio you have selected. By participating in the PN program, you also instruct us to automatically rebalance your contract value quarterly in order to maintain alignment with these allocation percentages.

If you initially allocate qualifying purchase payments to the DCA fixed account, when available (see "DCA Fixed Account"), and you are participating in the PN program, we will make monthly transfers in accordance with your instructions from the DCA fixed account into the model portfolio you have chosen.


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Each model portfolio is evaluated periodically by Morningstar Associates, which may then provide updated recommendations to RiverSource Investments. As a result, the model portfolios may be updated from time to time (typically annually) with new allocation options and allocation percentages. When these reassessments are completed and changes to the model portfolios occur, you will receive a reassessment letter. This reassessment letter will notify you that the model portfolio has been reassessed and that, unless you instruct us not to do so, your contract value, less amounts allocated to the DCA fixed account, is scheduled to be reallocated according to the updated model portfolio. The reassessment letter will specify the scheduled reallocation date and will be sent to you at least 30 days prior to this date. Based on the written authorization you provided when you enrolled in the PN program, if you do not notify us otherwise, you will be deemed to have instructed us to reallocate your contract value, less amounts allocated to the DCA fixed account, according to the updated model portfolio. If you do not want your contract value, less amounts allocated to the DCA fixed account, to be reallocated according to the updated model portfolio, you must provide written or other authorized notification as specified in the reassessment letter.


In addition to this periodic reassessment and reallocation of the model portfolios, you may also request a change to your model portfolio up to twice per contract year by written request on an authorized form or by another method agreed to by us. Such changes include changing to a different model portfolio at any time or requesting to reallocate according to the updated version of your existing model portfolio other than according to the reassessment process described above. If your contract includes an optional Accumulation Protector Benefit(SM) rider, Guarantor Withdrawal Benefit for Life(SM) rider, Guarantor(SM) Withdrawal Benefit rider or Income Assurer Benefit(SM) rider and you make such a change (other than a scheduled periodic reallocation), we may charge you a higher fee for your rider. If your contract includes the Guarantor Withdrawal Benefit for Life(SM) rider, we reserve the right to limit the number of model portfolios from which you can select, subject to state restrictions.

We reserve the right to change the terms and conditions of the PN program upon written notice to you. This includes but is not limited to the right to:

o limit your choice of models based on the amount of your initial purchase payment we accept or when you take a withdrawal;

o cancel required participation in the program after 30 days written notice;

o substitute a fund of funds for your current model portfolio if permitted under applicable securities law; and

o discontinue the PN program. We will give you 30 days' written notice of any such change.

In addition, RiverSource Investments has the right to terminate its investment advisory agreement with you upon 30 days' written notice. If RiverSource Investments terminates its investment advisory agreement with you and other participants in the PN program, we would either have to find a replacement investment adviser or terminate the PN program unless otherwise permitted by applicable law, regulations or positions of the SEC staff.


RISKS. Asset allocation through the PN program does not guarantee that your contract will increase in value nor will it protect against a decline in value if market prices fall.

By spreading your contract value among various allocation options under the PN program, you may be able to reduce the volatility in your contract value, but there is no guarantee that this will happen. Although each model portfolio is intended to optimize returns given various levels of risk tolerance, a model portfolio may not perform as intended. A model portfolio, the allocation options and market performance may differ in the future from historical performance and from the assumptions upon which the model portfolio is based, which could cause the model portfolio to be ineffective or less effective in reducing volatility.

Investment performance of your contract value could be better or worse by participating in the PN program than if you had not participated. A model portfolio may perform better or worse than any single fund or allocation option or any other combination of funds or allocation options. The performance of a model portfolio depends on the performance of the component funds. In addition, the timing of your investment and automatic rebalancing may affect performance.

Quarterly rebalancing and periodic updating of the model portfolios can cause their component funds to incur transactional expenses to raise cash for money flowing out of the funds or to buy securities with money flowing into the funds. Moreover, a large outflow of money from the funds may increase the expenses attributable to the assets remaining in the funds. These expenses can adversely affect the performance of the relevant funds and of the model portfolios. In addition, when a particular fund needs to buy or sell securities due to quarterly rebalancing or periodic updating of a model portfolio, it may hold a large cash position. A large cash position could detract from the achievement of the fund's investment objective in a period of rising market prices; conversely, a large cash position would reduce the fund's magnitude of loss in the event of falling market prices and provide the fund with liquidity to make additional investments or to meet redemptions. (See also the description of competing interests in the section titled "Service Providers to the PN Program" above.) For additional information regarding the risks of investing in a particular fund, see that fund's prospectus.


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


PN PROGRAM UNDER THE ACCUMULATION PROTECTOR BENEFIT(SM) RIDER, GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(SM) RIDER, GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER OR INCOME ASSURER BENEFIT(SM) RIDER


If you purchase the optional Accumulation Protector Benefit(SM) rider, the optional Guarantor Withdrawal Benefit for Life(SM) rider, the optional Guarantor(SM) Withdrawal Benefit rider or the optional Income Assurer Benefit(SM) rider, you are required to participate in the PN program under the terms of each rider.

o ACCUMULATION PROTECTOR BENEFIT(SM) RIDER: You cannot terminate the Accumulation Protector Benefit(SM) rider. As long as the Accumulation Protector Benefit(SM) rider is in effect, your contract value must be invested in one of the model portfolios. The Accumulation Protector Benefit(SM) rider automatically ends at the end of the waiting period as does the requirement that you participate in the PN program. At all other times, if you do not want to participate in any of the model portfolios, you must terminate your contract by requesting a full withdrawal. Withdrawal charges and tax penalties may apply. THEREFORE, YOU SHOULD NOT SELECT THE ACCUMULATION PROTECTOR BENEFIT(SM) RIDER IF YOU DO NOT INTEND TO CONTINUE PARTICIPATING IN THE PN PROGRAM (AS IT NOW EXISTS OR AS WE MAY MODIFY IT IN THE FUTURE) UNTIL THE END OF THE WAITING PERIOD.

o GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(SM) RIDER: The Guarantor Withdrawal Benefit for Life(SM) rider require that your contract value be invested in one of the model portfolios for the life of the rider. Subject to state restrictions, we reserve the right to limit the number of model portfolios from which you can select. Because you cannot terminate the Guarantor Withdrawal Benefit for Life(SM) rider once you have selected it, you must terminate your contract by requesting a full withdrawal if you do not want to participate in any of the model portfolios. Withdrawal charges and tax penalties may apply. THEREFORE, YOU SHOULD NOT SELECT THE GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(SM) RIDER IF YOU DO NOT INTEND TO CONTINUE PARTICIPATING IN THE PN PROGRAM (AS IT NOW EXISTS OR AS WE MAY MODIFY IT IN THE FUTURE) FOR THE LIFE OF THE CONTRACT.


o GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER: Because the Guarantor(SM) Withdrawal Benefit rider requires that your contract value be invested in one of the model portfolios for the life of the contract, and you cannot terminate the Guarantor(SM) Withdrawal Benefit rider once you have selected it, you must terminate your contract by requesting a full withdrawal if you do not want to participate in any of the model portfolios. Withdrawal charges and tax penalties may apply. THEREFORE, YOU SHOULD NOT SELECT THE GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER IF YOU DO NOT INTEND TO CONTINUE PARTICIPATING IN THE PN PROGRAM (AS IT NOW EXISTS OR AS WE MAY MODIFY IT IN THE FUTURE) FOR THE LIFE OF THE CONTRACT.


o INCOME ASSURER BENEFIT(SM) RIDER: You can terminate the Income Assurer Benefit(SM) rider during a 30-day period after the first rider anniversary and at any time after the expiration of the waiting period. At all other times, if you do not want to participate in any of the model portfolios, you must terminate your contract by requesting a full withdrawal. Withdrawal charges and tax penalties may apply. As long as the Income Assurer Benefit(SM) rider is in effect, your contract value must be invested in one of the model portfolios. THEREFORE, YOU SHOULD NOT SELECT THE INCOME ASSURER BENEFIT(SM) RIDER IF YOU DO NOT INTEND TO CONTINUE PARTICIPATING IN THE PN PROGRAM (AS IT NOW EXISTS OR AS WE MAY MODIFY IT IN THE FUTURE) DURING THE PERIOD OF TIME THE INCOME ASSURER BENEFIT(SM) RIDER IS IN EFFECT.

OPTIONAL PN PROGRAM

If you do not select the optional Accumulation Protector Benefit(SM) rider, the optional Guarantor Withdrawal Benefit for Life(SM) rider, the optional Guarantor(SM) Withdrawal Benefit rider or the optional Income Assurer Benefit(SM) rider with your contract, you may elect to participate in the PN program.


You may elect the PN program at any time. You may cancel your participation in the PN program at any time by giving us written notice or by any other method authorized by us. Upon cancellation, automated rebalancing associated with the PN program will end. You may ask us in writing to allocate the variable subaccount portion of your policy value according to the percentage that you then choose (see "Asset Rebalancing"). You can elect to participate in the PN program again at any time.

You will also cancel the PN program if you initiate transfers other than transfers to one of the current model portfolios or transfers from the DCA fixed account (see "DCA Fixed Account"). Partial withdrawals do not cancel the PN program. The PN program will terminate on the date you make a full withdrawal from your contract, on your retirement date or when your contract terminates for any reason.



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46 RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -
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TRANSFERRING AMONG ACCOUNTS


The transfer rights discussed in this section do not apply while a Portfolio Navigator model portfolio is in effect.

You may transfer contract value from any one subaccount, the one-year fixed account or the DCA fixed account to another subaccount before annuity payouts begin. Certain restrictions apply to transfers involving the one-year fixed account. You may not transfer contract value to the DCA fixed account.

The date your request to transfer will be processed depends on when we receive it:

o If we receive your transfer request at our home office before the close of business, we will process your transfer using the accumulation unit value we calculate on the valuation date we received your transfer request.

o If we receive your transfer request at our home office at or after the close of business, we will process your transfer using the accumulation unit value we calculate on the next valuation date after we received your transfer request.


TRANSFER POLICIES

o Before annuity payouts begin, you may transfer contract values between the subaccounts, or from the subaccounts to the one-year fixed account at any time. However, if you made a transfer from the one-year fixed account to the subaccounts, you may not make a transfer from any subaccount back to the one-year fixed account for six months following that transfer. The amount of contract value transferred to the one-year fixed account cannot result in the value of the one-year fixed account being greater than 30% of the contract value. We reserve the right to limit transfers to the one-year fixed account if the interest rate we are then currently crediting to the one-year fixed account is equal to the minimum interest rate stated in the contract.

o You may transfer contract values from the one-year fixed account to the subaccounts once a year on or within 30 days before or after the contract anniversary (except for automated transfers, which can be set up at any time for certain transfer periods subject to certain minimums). Transfers out of the one-year fixed account are limited to 30% of one-year fixed account values at the beginning of the contract year or $10,000, whichever is greater. We reserve the right to further limit transfers to or from the one-year fixed account if the interest rate we are then crediting on new purchase payments allocated to the one-year fixed account is equal to the minimum interest rate stated in the contract.

o You may not transfer contract values from the subaccounts or the one-year fixed account into the DCA fixed account. However, you may transfer contract values from the DCA fixed account to any of the investment options available under your contract, subject to investment minimums and other restrictions we may impose on investments in the one-year fixed account, as described above. (See "DCA Fixed Account.")

o Once annuity payouts begin, you may not make transfers to or from the one-year fixed account, but you may make transfers once per contract year among the subaccounts. During the annuity payout period, we reserve the right to limit the number of subaccounts in which you may invest. When annuity payments begin, you must transfer all contract value out of your DCA accounts.

o We reserve the right to limit the number of transfers you may make in a contract year to 12.

MARKET TIMING

Market timing can reduce the value of your investment in the contract. If market timing causes the returns of an underlying fund to suffer, contract value you have allocated to a subaccount that invests in that underlying fund will be lower too. Market timing can cause you, any joint owner of the contract and your beneficiary(ies) under the contract a financial loss.

Funds available as investment options under the contract that invest in securities that trade in overseas securities markets may be at greater risk of loss from market timing, as market timers may seek to take advantage of changes in the values of securities between the close of overseas markets and the close of U.S. markets. Also, the risks of market timing may be greater for underlying funds that invest in securities such as small cap stocks, high yield bonds, or municipal securities, that may be traded infrequently.

WE SEEK TO PREVENT MARKET TIMING. MARKET TIMING IS FREQUENT OR SHORT-TERM TRADING ACTIVITY. WE DO NOT ACCOMMODATE SHORT-TERM TRADING ACTIVITIES. DO NOT BUY A CONTRACT IF YOU WISH TO USE SHORT-TERM TRADING STRATEGIES TO MANAGE YOUR INVESTMENT. THE MARKET TIMING POLICIES AND PROCEDURES DESCRIBED BELOW APPLY TO TRANSFERS AMONG THE SUBACCOUNTS WITHIN THE CONTRACT. THE UNDERLYING FUNDS IN WHICH THE SUBACCOUNTS INVEST HAVE THEIR OWN MARKET TIMING POLICIES AND PROCEDURES. THE MARKET TIMING POLICIES OF THE UNDERLYING FUNDS MAY BE MORE RESTRICTIVE THAN THE MARKET TIMING POLICIES AND PROCEDURES WE APPLY TO TRANSFERS AMONG THE SUBACCOUNTS OF THE CONTRACT, AND MAY INCLUDE REDEMPTION FEES. WE RESERVE THE RIGHT TO MODIFY OUR MARKET TIMING POLICIES AND PROCEDURES AT ANY TIME WITHOUT PRIOR NOTICE TO YOU.


Market timing may hurt the performance of an underlying fund in which a subaccount invests in several ways, including but not necessarily limited to:

o diluting the value of an investment in an underlying fund in which a subaccount invests;

o increasing the transaction costs and expenses of an underlying fund in which a subaccount invests; and,

o preventing the investment adviser(s) of an underlying fund in which a subaccount invests from fully investing the assets of the fund in accordance with the fund's investment objectives.


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IN ORDER TO HELP PROTECT YOU AND THE UNDERLYING FUNDS FROM THE POTENTIALLY
HARMFUL EFFECTS OF MARKET TIMING ACTIVITY, WE APPLY THE FOLLOWING MARKET TIMING POLICY TO DISCOURAGE FREQUENT TRANSFERS OF CONTRACT VALUE AMONG THE SUBACCOUNTS OF THE VARIABLE ACCOUNT:

We try to distinguish market timing from transfers that we believe are not harmful, such as periodic rebalancing for purposes of an asset allocation, dollar-cost averaging and asset rebalancing program that may be described in this prospectus. There is no set number of transfers that constitutes market timing. Even one transfer in related accounts may be market timing. We seek to restrict the transfer privileges of a contract owner who makes more than three subaccount transfers in any 90 day period.


If we determine, in our sole judgment, that your transfer activity constitutes market timing, we may modify, restrict or suspend your transfer privileges to the extent permitted by applicable law, which may vary based on the state law that applies to your contract and the terms of your contract. These restrictions or modifications may include, but not be limited to:

o     requiring transfer requests to be submitted only by first-class U.S.
      mail;

o not accepting hand-delivered transfer requests or requests made by overnight mail;

o     not accepting telephone or electronic transfer requests;

o     requiring a minimum time period between each transfer;

o not accepting transfer requests of an agent acting under power of attorney;

o     limiting the dollar amount that you may transfer at any one time; or

o     limiting the number of transfers in a contract year to 12 transfers.

Subject to applicable state law and the terms of each contract, we will apply the policy described above to all contract owners, uniformly in all cases. We will notify you in writing after we impose any modification, restriction or suspension of your transfer rights.


We cannot guarantee that we will be able to identify and restrict all market timing activity. Because we exercise discretion in applying the restrictions described above, we cannot guarantee that we will be able to restrict all market timing activity. In addition, state law and the terms of some contracts may prevent us from stopping certain market timing activity. Market timing activity that we are unable to restrict may impact the performance of the underlying funds and may result in lower contract values.

IN ADDITION TO THE MARKET TIMING POLICY DESCRIBED ABOVE, WHICH APPLIES TO TRANSFERS AMONG THE SUBACCOUNTS WITHIN YOUR CONTRACT, YOU SHOULD CAREFULLY REVIEW THE MARKET TIMING POLICIES AND PROCEDURES OF THE UNDERLYING FUNDS. THE MARKET TIMING POLICIES AND PROCEDURES OF THE UNDERLYING FUNDS MAY BE MATERIALLY DIFFERENT THAN THOSE WE IMPOSE ON TRANSFERS AMONG THE SUBACCOUNTS WITHIN YOUR CONTRACT AND MAY INCLUDE MANDATORY REDEMPTION FEES AS WELL AS OTHER MEASURES TO DISCOURAGE FREQUENT TRANSFERS. AS AN INTERMEDIARY FOR THE UNDERLYING FUNDS, WE ARE REQUIRED TO ASSIST THEM IN APPLYING THEIR MARKET TIMING POLICIES AND PROCEDURES TO TRANSACTIONS INVOLVING THE PURCHASE AND EXCHANGE OF FUND SHARES. THIS ASSISTANCE MAY INCLUDE, BUT NOT BE LIMITED TO, PROVIDING THE UNDERLYING FUND UPON REQUEST WITH YOUR SOCIAL SECURITY NUMBER, TAXPAYER IDENTIFICATION NUMBER OR OTHER UNITED STATES GOVERNMENT-ISSUED IDENTIFIER AND THE DETAILS OF YOUR CONTRACT TRANSACTIONS INVOLVING THE UNDERLYING FUND. AN UNDERLYING FUND, IN ITS SOLE DISCRETION, MAY INSTRUCT US AT ANY TIME TO PROHIBIT YOU FROM MAKING FURTHER TRANSFERS OF CONTRACT VALUE TO OR FROM THE UNDERLYING FUND, AND WE MUST FOLLOW THIS INSTRUCTION. WE RESERVE THE RIGHT TO ADMINISTER AND COLLECT ON BEHALF OF AN UNDERLYING FUND ANY REDEMPTION FEE IMPOSED BY AN UNDERLYING FUND. MARKET TIMING POLICIES AND PROCEDURES ADOPTED BY UNDERLYING FUNDS MAY AFFECT YOUR INVESTMENT IN THE CONTRACT IN SEVERAL WAYS, INCLUDING BUT NOT LIMITED TO:


o Each fund may restrict or refuse trading activity that the fund determines, in its sole discretion, represents market timing.


o Even if we determine that your transfer activity does not constitute market timing under the market timing policies described above which we apply to transfers you make under the contract, it is possible that the underlying fund's market timing policies and procedures, including instructions we receive from a fund may require us to reject your transfer request. For example, while we disregard transfers permitted under any asset allocation, dollar-cost averaging and asset rebalancing programs that may be described in this prospectus, we cannot guarantee that an underlying fund's market timing policies and procedures will do so. Orders we place to purchase fund shares for the variable account are subject to acceptance by the fund. We reserve the right to reject without prior notice to you any transfer request if the fund does not accept our order.


o Each underlying fund is responsible for its own market timing policies, and we cannot guarantee that we will be able to implement specific market timing policies and procedures that a fund has adopted. As a result, a fund's returns might be adversely affected, and a fund might terminate our right to offer its shares through the variable account.

o Funds that are available as investment options under the contract may also be offered to other intermediaries who are eligible to purchase and hold shares of the fund, including without limitation, separate accounts of other insurance companies and certain retirement plans. Even if we are able to implement a fund's market timing policies, we cannot guarantee that other intermediaries purchasing the same fund's shares will do so, and the returns of the fund could be adversely affected as a result.


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FOR MORE INFORMATION ABOUT THE MARKET TIMING POLICIES AND PROCEDURES OF AN
UNDERLYING FUND, THE RISKS THAT MARKET TIMING POSE TO THAT FUND, AND TO DETERMINE WHETHER AN UNDERLYING FUND HAS ADOPTED A REDEMPTION FEE, SEE THAT FUND'S PROSPECTUS.

HOW TO REQUEST A TRANSFER OR WITHDRAWAL


1 BY LETTER

Send your name, contract number, Social Security Number or Taxpayer Identification Number* and signed request for a transfer or withdrawal to our home office:

REGULAR MAIL:

RiverSource Life Insurance Co. of New York
20 Madison Avenue Extension
P.O. Box 5555
Albany, NY 12205-0555

EXPRESS MAIL:

RiverSource Life Insurance Co. of New York
20 Madison Avenue Extension
Albany, NY 12203

MINIMUM AMOUNT

Transfers or withdrawals: $500 or entire account balance

MAXIMUM AMOUNT

Transfers or withdrawals: Contract value or entire account balance

* Failure to provide a Social Security Number or Taxpayer Identification Number may result in mandatory tax withholding on the taxable portion of the distribution.

2 BY AUTOMATED TRANSFERS AND AUTOMATED PARTIAL WITHDRAWALS

Your investment professional can help you set up automated transfers among your one-year fixed account or the subaccounts or automated partial withdrawals from the one-year fixed account, DCA fixed account or the subaccounts.

You can start or stop this service by written request or other method acceptable to us.

You must allow 30 days for us to change any instructions that are currently in place.

o Automated transfers from the one-year fixed account to any one of the subaccounts may not exceed an amount that, if continued, would deplete the one-year fixed account within 12 months.

o Transfers out of the one-year fixed account are limited to 30% of the one-year fixed account values at the beginning of the contract year or $10,000, whichever is greater.

o Automated withdrawals may be restricted by applicable law under some contracts.

o You may not make additional purchase payments if automated partial withdrawals are in effect.


o If a Portfolio Navigator model portfolio is in effect, you are not allowed to set up an automated transfer except in connection with a DCA fixed account (see "The Fixed Account -- DCA Fixed Account" and "Making the Most of Your Contract --Portfolio Navigator Asset Allocation Program").


o Automated partial withdrawals may result in IRS taxes and penalties on all or part of the amount withdrawn.

MINIMUM AMOUNT

Transfers or withdrawals:     $100 monthly
                              $250 quarterly, semiannually or annually


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RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -
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

3 BY PHONE

Call between 8 a.m. and 4:30 p.m. Eastern time:

(800) 504-0469

MINIMUM AMOUNT

Transfers or withdrawals:  $500 or entire account balance

MAXIMUM AMOUNT

Transfers:                 Contract value or entire account balance
Withdrawals:               $25,000

We answer telephone requests promptly, but you may experience delays when the call volume is unusually high. If you are unable to get through, use the mail procedure as an alternative.

We will honor any telephone transfer or withdrawal requests that we believe are authentic and we will use reasonable procedures to confirm that they are. This includes asking identifying questions and recording calls. We will not allow a telephone withdrawal within 30 days of a phoned-in address change. As long as we follow the procedures, we (and our affiliates) will not be liable for any loss resulting from fraudulent requests.

Telephone transfers and withdrawals are automatically available. You may request that telephone transfers and withdrawals not be authorized from your account by writing to us.

WITHDRAWALS

You may withdraw all or part of your contract at any time before annuity payouts begin by sending us a written request or calling us. If we receive your withdrawal request at our home office at or after the close of business, we will process your withdrawal using the accumulation unit value we calculate on the next valuation date after we received your withdrawal request. We may ask you to return the contract. You may have to pay administrative charges, withdrawal charges or any applicable optional rider charges (see "Charges"), IRS taxes and penalties (see "Taxes"). You cannot make withdrawals after annuity payouts begin except under Annuity Payout Plan E. (See "The Annuity Payout Period -- Annuity Payout Plans.")

Any partial withdrawals you take under the contract will reduce your contract value. As a result, the value of your death benefit or any optional benefits you have elected will also be reduced. If you have elected the Guarantor Withdrawal Benefit for Life(SM) rider or the Guarantor(SM) Withdrawal Benefit rider and your partial withdrawals in any contract year exceed the permitted withdrawal amount under the terms of the Guarantor Withdrawal Benefit for Life(SM) rider or the Guarantor(SM) Withdrawal Benefit rider, your benefits under the rider may be reduced (see "Optional Benefits").

In addition, withdrawals you are required to take to satisfy RMDs under the Code may reduce the value of certain death benefits and optional benefits (see "Taxes -- Qualified Annuities -- Required Minimum Distributions").

WITHDRAWAL POLICIES


If you have a balance in more than one account and you request a partial withdrawal, we will automatically withdraw from all your subaccounts, the DCA fixed account and/or the one-year fixed account in the same proportion as your value in each account correlates to your total contract value unless requested otherwise. After executing a partial withdrawal, the value in the one-year fixed account and each subaccount must be either zero or at least $50.


RECEIVING PAYMENT

By regular or express mail:

o     payable to you;

o     mailed to address of record.

NOTE: We will charge you a fee if you request express mail delivery.

Normally, we will send the payment within seven days after receiving your request. However, we may postpone the payment if:

      -- the withdrawal amount includes a purchase payment check that has not cleared;

      -- the NYSE is closed, except for normal holiday and weekend closings;

      --    trading on the NYSE is restricted, according to SEC rules;

      -- an emergency, as defined by SEC rules, makes it impractical to sell securities or value the net assets of the accounts; or

      -- the SEC permits us to delay payment for the protection of security holders.


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50 RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -
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

TSA -- SPECIAL WITHDRAWAL PROVISIONS

PARTICIPANTS IN TAX-SHELTERED ANNUITIES


The contract is not intended for use in connection with an employer sponsored 403(b) plan that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). In the event that the employer either by affirmative election or inadvertent action causes contributions under a plan that is subject to ERISA to be made to this contract, we will not be responsible for any obligations and requirements under ERISA and the regulations thereunder. You should consult with your employer to determine whether your 403(b) plan is subject to ERISA.

The employer must comply with certain nondiscrimination requirements for certain types of contributions under a TSA contract to be excluded from taxable income. You should consult your employer to determine whether the nondiscrimination rules apply to you.


The Code imposes certain restrictions on your right to receive early distributions from a TSA:

o Distributions attributable to salary reduction contributions (plus earnings) made after Dec. 31, 1988, or to transfers or rollovers from other contracts, may be made from the TSA only if:

      --    you are at least age 59 1/2;

      --    you are disabled as defined in the Code;

      -- you severed employment with the employer who purchased the contract; or

      --    the distribution is because of your death.

o If you encounter a financial hardship (as provided by the Code), you may be eligible to receive a distribution of all contract values attributable to salary reduction contributions made after Dec. 31, 1988, but not the earnings on them.

o Even though a distribution may be permitted under the above rules, it may be subject to IRS taxes and penalties (see "Taxes").

o The above restrictions on distributions do not affect the availability of the amount credited to the contract as of Dec. 31, 1988. The restrictions also do not apply to transfers or exchanges of contract value within the contract, or to another registered variable annuity contract or investment vehicle available through the employer.

CHANGING OWNERSHIP

You may change ownership of your nonqualified annuity at any time by completing a change of ownership form we approve and sending it to our office. The change will become binding on us when we receive and record it. We will honor any change of ownership request that we believe is authentic and we will use reasonable procedures to confirm authenticity. If we follow these procedures, we will not take any responsibility for the validity of the change.

If you have a nonqualified annuity, you may incur income tax liability by transferring, assigning or pledging any part of it. (See "Taxes.")

If you have a qualified annuity, you may not sell, assign, transfer, discount or pledge your contract as collateral for a loan, or as security for the performance of an obligation or for any other purpose except as required or permitted by the Code. However, if the owner is a trust or custodian, or an employer acting in a similar capacity, ownership of the contract may be transferred to the annuitant.

Please consider carefully whether or not you wish to change ownership of your annuity contract. If you elected any optional contract features or riders, the new owner and annuitant will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. If you have an Income Assurer Benefit(SM), the rider will terminate upon transfer of ownership of the annuity contract. The Accumulation Protector Benefit(SM) rider, the Guarantor Withdrawal Benefit for Life(SM) rider, and the Guarantor(SM) Withdrawal Benefit rider will continue upon transfer of ownership of the annuity contract (see "Optional Benefits").

BENEFITS IN CASE OF DEATH

You must select a death benefit at the time you purchase your contract. There are two death benefit options available under your contact:

o     Return of Purchase Payments (ROP) Death Benefit; or

o     Maximum Anniversary Value (MAV) Death Benefit.


If both you and the annuitant are age 79 or younger at contract issue, you may select either death benefit. If either you or the annuitant are age 80 or older at contract issue, the ROP Death Benefit will apply. Once you elect a death benefit, you cannot change it. We show the death benefit that you elect in your contract. The death benefit you elect determines the mortality and expense risk fee that is assessed against the subaccounts. (See "Charges -- Mortality and Expense Risk Fee.")



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

Under both options, we will pay the death benefit to your beneficiary upon the earlier of your death or the annuitant's death. We will base the benefit paid on the death benefit coverage you chose when you purchased the contract. If a contract has more than one person as the owner, we will pay benefits upon the first to die of any owner or the annuitant.

For an example of how each death benefit is calculated, see Appendix C.

HERE ARE SOME TERMS THAT ARE USED TO DESCRIBE THE DEATH BENEFITS:

                                                                              PW x DB
   ADJUSTED PARTIAL WITHDRAWALS (CALCULATED FOR ROP AND MAV DEATH BENEFITS) = -------
                                                                                 CV

      PW = the partial withdrawal including any applicable withdrawal charge.

      DB = the death benefit on the date of (but prior to) the partial withdrawal.

      CV = contract value on the date of (but prior to) the partial withdrawal.

MAXIMUM ANNIVERSARY VALUE (MAV): is zero prior to the first contract anniversary after the effective date of the rider. On the first contract anniversary after the effective date of the rider, we set the MAV as the greater of these two values:

(a)   current contract value; or

(b) total payments and purchase payment credits made to the contract minus adjusted partial withdrawals.

Thereafter, we increase the MAV by any additional purchase payments and any purchase payment credits and reduce the MAV by adjusted partial withdrawals. Every contract anniversary after that prior to the annuitant's 81st birthday, we compare the MAV to the current contract value and we reset the MAV to the higher amount.

RETURN OF PURCHASE PAYMENTS (ROP) DEATH BENEFIT

The ROP Death Benefit is the basic death benefit to the contract that will pay your beneficiaries no less than your purchase payments and any purchase payment credits, adjusted for withdrawals. If you or the annuitant die before annuity payouts begin and while this contract is in force, we will pay the beneficiary the greater of these two values:

1.    contract value; or

2. total purchase payments and any purchase payment credits minus adjusted partial withdrawals.

MAXIMUM ANNIVERSARY VALUE (MAV) DEATH BENEFIT

The MAV Death Benefit provides that if you or the annuitant die while the contract is in force and before annuity payouts begin, we will pay the beneficiary the greatest of these three values:

1.    contract value;

2. total purchase payments and any purchase payment credits minus adjusted partial withdrawals; or

3.    the MAV on the date of death.

IF YOU DIE BEFORE YOUR RETIREMENT DATE

When paying the beneficiary, we will process the death claim on the valuation date our death claim requirements are fulfilled. We will determine the contract's value using the accumulation unit value we calculate on that valuation date. We pay interest, if any, at a rate no less than required by law. We will mail payment to the beneficiary within seven days after our death claim requirements are fulfilled.

NONQUALIFIED ANNUITIES

If your spouse is sole beneficiary and you die before the retirement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. To do this your spouse must, within 60 days after our death claim requirements are fulfilled, give us written instructions to keep the contract in force. There will be no withdrawal charges on the contract from that point forward unless additional purchase payments are made. If you elected any optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. The Income Assurer Benefit(SM), if selected, will terminate. The Accumulation Protector Benefit(SM) rider, the Guarantor Withdrawal Benefit for Life(SM) rider, and the Guarantor(SM) Withdrawal Benefit rider, if selected, will continue (see "Optional Benefits").


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52 RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -
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

If your beneficiary is not your spouse, we will pay the beneficiary in a single sum unless you give us other written instructions. Generally, we must fully distribute the death benefit within five years of your death. However, the beneficiary may receive payouts under any annuity payout plan available under this contract if:

o the beneficiary asks us in writing within 60 days after our death claim requirements are fulfilled; and

o payouts begin no later than one year after your death, or other date as permitted by the IRS; and

o the payout period does not extend beyond the beneficiary's life or life expectancy.

QUALIFIED ANNUITIES


o SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if your spouse is the sole beneficiary, your spouse may either elect to treat the contract as his/her own or elect an annuity payout plan or another plan agreed to by us. If your spouse elects a payout option, the payouts must begin no later than the year in which you would have reached age 70 1/2. If you attained age 70 1/2 at the time of death, payouts must begin no later than Dec. 31 of the year following the year of your death. Your spouse may elect to assume ownership of the contract at any time before annuity payouts begin. If your spouse elects to assume ownership of the contract, the contract value will be equal to the death benefit that would otherwise have been paid. There will be no withdrawal charges on the contract from that point forward unless additional purchase payments are made. If you elected any optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. The Income Assurer Benefit(SM), if selected, will terminate. The Accumulation Protector Benefit rider, the Guarantor Withdrawal Benefit for Life(SM) rider and the Guarantor(SM) Withdrawal Benefit rider, if selected, will continue (see "Optional Benefits").


o NON-SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if death occurs prior to the year you would have attained age
      70 1/2, the beneficiary may elect to receive payouts from the contract over a five year period. If your beneficiary does not elect a five-year payout or if your death occurs after attaining age 70 1/2, we will pay the beneficiary in a single sum unless the beneficiary elects to receive payouts under any payout plan available under this contract if:

      o the beneficiary asks us in writing within 60 days after our death claim requirements are fulfilled; and

      o payouts begin no later than one year following the year of your death; and

      o the payout period does not extend beyond the beneficiary's life or life expectancy.

o ANNUITY PAYOUT PLAN: If you elect an annuity payout plan which guarantees to a beneficiary after death, the payouts to your beneficiary will continue pursuant to the annuity payout plan you elect.

OPTIONAL BENEFITS


OPTIONAL LIVING BENEFITS -- CURRENTLY OFFERED


ACCUMULATION PROTECTOR BENEFIT(SM) RIDER

The Accumulation Protector Benefit(SM) rider is an optional benefit that you may select for an additional charge. The Accumulation Protector Benefit(SM) rider may provide a guaranteed contract value at the end of the specified waiting period on the benefit date, but not until then, under the following circumstances:

-------------------------------------------------------------------------------------------------------------------------
ON THE BENEFIT DATE, IF:                                 THEN YOUR ACCUMULATION PROTECTOR BENEFIT(SM) RIDER BENEFIT IS:
-------------------------------------------------------------------------------------------------------------------------
The Minimum Contract Accumulation Value (defined         The contract value is increased on the benefit date to equal the
below) as determined under the Accumulation Protector    Minimum Contract Accumulation Value as determined under the
Benefit(SM) rider is greater than your contract value,   Accumulation Protector Benefit(SM) rider on the benefit date.
-------------------------------------------------------------------------------------------------------------------------
The contract value is equal to or greater than the       Zero; in this case, the Accumulation Protector Benefit(SM) rider
Minimum Contract Accumulation Value as determined        ends without value and no benefit is payable.
under the Accumulation Protector Benefit(SM) rider,
-------------------------------------------------------------------------------------------------------------------------

If the contract value falls to zero as the result of adverse market performance or the deduction of fees and/or charges at any time during the waiting period and before the benefit date, the contract and all riders, including the Accumulation Protector Benefit(SM) rider will terminate without value and no benefits will be paid. EXCEPTION: If you are still living on the benefit date, we will pay you an amount equal to the Minimum Contract Accumulation Value as determined under the Accumulation Protector Benefit(SM) rider on the valuation date your contract value reached zero.

You may elect the Accumulation Protector Benefit(SM) rider at the time you purchase your contract and the rider effective date will be the contract issue date. The Accumulation Protector Benefit(SM) rider may not be terminated once you have elected it except as described in the "Terminating the Rider" section below. An additional charge for the Accumulation Protector Benefit(SM) rider will be assessed annually during the waiting period. The rider ends when the waiting period expires and no further benefit will be payable and no further charges for the rider will be deducted. The Accumulation Protector Benefit(SM) may not be purchased with the optional Guarantor


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RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -
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

Withdrawal Benefit for Life(SM) rider, the Guarantor(SM) Withdrawal Benefit rider, or any Income Assurer Benefit(SM) rider. When the rider ends, you may be able to purchase another optional rider we then offer by written request received within 30 days of that contract anniversary date. The Accumulation Protector Benefit(SM) rider may not be available in all states.

You should consider whether an Accumulation Protector Benefit(SM) rider is appropriate for you because:


o you must participate in the Portfolio Navigator program if you purchase a contract on or after June 19, 2006 with this rider (see "Making the Most of Your Contract -- Portfolio Navigator Asset Allocation Program"). If you selected this rider before June 19, 2006, you must participate in the asset allocation program (see "Appendix G: Asset Allocation Program for Contracts Purchased Before June 19, 2006"), however, you may elect to participate in the Portfolio Navigator program after June 19, 2006. The Portfolio Navigator program and the asset allocation program limits your choice of subaccounts and the one-year fixed account to those that are in the asset allocation model portfolio you select. This means you will not be able to allocate contract value to all of the subaccounts or the one-year fixed account that are available under the contract to contract owners who do not elect this rider;


o you may not make additional purchase payments to your contract during the waiting period after the first 180 days immediately following the effective date of the Accumulation Protector Benefit(SM) rider;

o if you purchase this annuity as a qualified annuity, for example, an IRA, you may need to take partial withdrawals from your contract to satisfy the minimum distribution requirements of the Code (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). Partial withdrawals, including those used to satisfy required minimum distributions, will reduce any potential benefit that the Accumulation Protector Benefit(SM) rider provides. You should consult your tax advisor if you have any questions about the use of this rider in your tax situation;

o if you think you may withdraw all of your contract value before you have held your contract with this benefit rider attached for 10 years, or you are considering selecting an annuity payout option within 10 years of the effective date of your contract, you should consider whether this optional benefit is right for you. You must hold the contract a minimum of 10 years from the effective date of the Accumulation Protector Benefit(SM) rider, which is the length of the waiting period under the Accumulation Protector Benefit(SM) rider, in order to receive the benefit, if any, provided by the Accumulation Protector Benefit(SM) rider. In some cases, as described below, you may need to hold the contract longer than 10 years in order to qualify for any benefit the Accumulation Protector Benefit(SM) rider may provide;

o the 10 year waiting period under the Accumulation Protector Benefit(SM) rider will restart if you exercise the elective step up option (described below) or your surviving spouse exercises the spousal continuation elective step up (described below); and

o the 10 year waiting period under the Accumulation Protector Benefit(SM) rider will be restarted if you elect to change model portfolios to one that causes the Accumulation Protector Benefit(SM) rider charge to increase more than 0.20% whenever the remaining waiting period just prior to the change is less than three years.

Be sure to discuss with your investment professional whether an Accumulation Protector Benefit(SM) rider is appropriate for your situation.

HERE ARE SOME GENERAL TERMS THAT ARE USED TO DESCRIBE THE OPERATION OF THE ACCUMULATION PROTECTOR BENEFIT(SM):

BENEFIT DATE: This is the first valuation date immediately following the expiration of the waiting period.

MINIMUM CONTRACT ACCUMULATION VALUE (MCAV): An amount calculated under the Accumulation Protector Benefit(SM) rider. The contract value will be increased to equal the MCAV on the benefit date if the contract value on the benefit date is less than the MCAV on the benefit date.

ADJUSTMENTS FOR PARTIAL WITHDRAWALS: The adjustment made for each partial withdrawal from the contract is equal to the amount derived from multiplying
(a) and (b) where:

(a) is 1 minus the ratio of the contract value on the date of (but immediately after) the partial withdrawal to the contract value on the date of (but immediately prior to) the partial withdrawal; and

(b) is the MCAV on the date of (but immediately prior to) the partial withdrawal.

WAITING PERIOD: The waiting period for the rider is 10 years.

The 10 year waiting period under the Accumulation Protector Benefit(SM) rider will be restarted on the latest contract anniversary if you elect to change asset allocation models to one that causes the Accumulation Protector Benefit(SM) rider charge to increase more than 0.20% whenever the remaining waiting period just prior to the change is less than three years.

Your initial MCAV is equal to your initial purchase payment and any purchase payment credit. It is increased by the amount of any subsequent purchase payments and any purchase payment credits received within the first 180 days that the rider is effective. It is reduced by adjustments for any partial withdrawals made during the waiting period.


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54 RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -
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AUTOMATIC STEP UP

On each contract anniversary after the effective date of the rider, the MCAV will be set to the greater of:

1.    80% of the contract value on the contract anniversary; or

2.    the MCAV immediately prior to the Automatic Step Up.

The automatic step up does not create contract value, guarantee the performance of any investment option, or provide a benefit that can be withdrawn. Rather, the automatic step up is an interim calculation used to arrive at the final MCAV, which is used to determine whether a benefit will be paid under the rider on the benefit date.

The automatic step up of the MCAV does not restart the waiting period or increase the charge (although the total fee for the rider may increase).

ELECTIVE STEP UP OPTION

Within thirty days following each contract anniversary after the rider effective date, but prior to the benefit date, you may notify us in writing that you wish to exercise the annual elective step up option. You may exercise this elective step up option only once per contract year during this 30 day period. If your contract value on the valuation date we receive your written request to step up is greater than the MCAV on that date, your MCAV will increase to 100% of that contract value.

When you exercise the annual elective step up, we may be charging more for the Accumulation Protector Benefit(SM) rider at that time for new contract holders. If your MCAV is increased as a result of the elective step up and we have increased the charge for the Accumulation Protector Benefit(SM) rider, you will pay the charge that is in effect on the valuation date we receive your written request to step up. In addition, the waiting period will restart as of the most recent contract anniversary. Failure to exercise this elective step up in subsequent years will not reinstate any prior waiting period. Rather, the waiting period under the rider will always commence from the most recent anniversary for which the elective step up option was exercised.

The elective step up option is not available to non-spouse beneficiaries that continue the contract during the waiting period.

SPOUSAL CONTINUATION

If a spouse chooses to continue the contract under the spousal continuation provision, the rider will continue as part of the contract. Once, within the thirty days following the date of spousal continuation, the spouse may choose to exercise an elective step up. The spousal continuation elective step up is in addition to the annual elective step up. If the contract value on the valuation date we receive the written request to exercise this option is greater than the MCAV on that date, we will increase the MCAV to that contract value. If the MCAV is increased as a result of the elective step up and we have increased the charge for the Accumulation Protector Benefit(SM) rider, the spouse will pay the charge that is in effect on the valuation date we receive their written request to step up. In addition, the waiting period will restart as of the most recent contract anniversary.

TERMINATING THE RIDER

The rider will terminate under the following conditions:

      The rider will terminate before the benefit date without paying a benefit on the date:

      o     you take a full withdrawal; or

      o     annuitization begins; or

      o the contract terminates as a result of the death benefit being paid.

      The rider will terminate on the benefit date.


For an example, see Appendix C.


GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(SM) RIDER


The Guarantor Withdrawal Benefit for Life(SM) rider is an optional benefit that you may select for an additional annual charge if(1):

o     you purchase your contract on or after June 19, 2006; and


o you and the annuitant are 80 or younger on the date the contract is issued.


(1) The Guarantor Withdrawal Benefit for Life(SM) rider is not available under an inherited qualified annuity.

You must elect the Guarantor Withdrawal Benefit for Life(SM) rider when you purchase your contract. The rider effective date will be the contract issue date.

The Guarantor Withdrawal Benefit for Life(SM) rider guarantees that you will be able to withdraw up to a certain amount each year from the contract, regardless of the investment performance of your contract before the annuity payments begin, until you have recovered at minimum all of your purchase payments. And, under certain limited circumstances defined in the rider, you have the right to take a specified amount of partial withdrawals in each contract year until death (see "At Death" heading below) -- even if the contract value is zero.



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

Your contract provides for annuity payments to begin on the retirement date (see "Buying Your Contract -- The Retirement Date"). Before the retirement date, you have the right to withdraw some or all of your contract value, less applicable administrative, withdrawal and rider charges imposed under the contract at the time of the withdrawal (see "Making the Most of Your Contract --Withdrawals"). Because your contract value will fluctuate depending on the performance of the underlying funds in which the subaccounts invest, the contract itself does not guarantee that you will be able to take a certain withdrawal amount each year before the annuity payments begin, nor does it guarantee the length of time over which such withdrawals can be made before the annuity payments begin.


The Guarantor Withdrawal Benefit for Life(SM) rider may be appropriate for you if you intend to make periodic withdrawals from your annuity contract and wish to ensure that market performance will not adversely affect your ability to withdraw your principal over time.

Under the terms of the Guarantor Withdrawal Benefit for Life(SM) rider, the calculation of the amount which can be withdrawn in each contract year varies depending on several factors, including but not limited to the waiting period (see "Waiting period" heading below) and whether or not the lifetime withdrawal benefit has become effective:


(1) The basic withdrawal benefit gives you the right to take limited partial withdrawals in each contract year and guarantees that over time will total an amount equal to, at minimum, your purchase payments. Key terms associated with the basic withdrawal benefit are "Guaranteed Benefit Payment (GBP)," "Remaining Benefit Payment (RBP)," "Guaranteed Benefit Amount (GBA)," and "Remaining Benefit Amount (RBA)." See these headings below for more information.

(2) The lifetime withdrawal benefit gives you the right, under certain limited circumstances defined in the rider, to take limited partial withdrawals until the later of death (see "At Death" heading below) or until the RBA [under the basic withdrawal benefit] is reduced to zero. Key terms associated with the lifetime withdrawal benefit are "Annual Lifetime Payment (ALP)," "Remaining Annual Lifetime Payment (RALP)," "Covered Person," and "Annual Lifetime Payment Attained Age (ALPAA)." See these headings below for more information.

Only the basic withdrawal benefit will be in effect prior to the date that the lifetime withdrawal benefit becomes effective. The lifetime withdrawal benefit becomes effective automatically on the rider anniversary date after the covered person reaches age 68, or the rider effective date if the covered person is age 68 or older on the rider effective date (see "Annual Lifetime Payment Attained Age (ALPAA)" heading below).

Provided annuity payouts have not begun, the Guarantor Withdrawal Benefit for Life(SM) rider guarantees that you may take the following partial withdrawal amounts each contract year:

o After the waiting period and before the establishment of the ALP, the rider guarantees that each year you can cumulatively withdraw an amount equal to the GBP;

o During the waiting period and before the establishment of the ALP, the rider guarantees that each year you can cumulatively withdraw an amount equal to the value of the RBP at the beginning of the contract year;

o After the waiting period and after the establishment of the ALP, the rider guarantees that each year you have the option to cumulatively withdraw an amount equal the ALP or the GBP, but the rider does not guarantee withdrawals of the sum of both the ALP and the GBP in a contract year;

o During the waiting period and after the establishment of the ALP, the rider guarantees that each year you have the option to cumulatively withdraw an amount equal to the value of the RALP or the RBP at the beginning of the contract year, but the rider does not guarantee withdrawals of the sum of both the RALP and the RBP in a contract year;


If you withdraw less than allowed partial withdrawal amount in a contract year, the unused portion cannot be carried over to the next contract year. As long as your partial withdrawals in each contract year do not exceed the annual partial withdrawal amount allowed under the rider, and there has not been a contract ownership change or spousal continuation of the contract, the guaranteed amounts available for partial withdrawals are protected (i.e., will not decrease).


If you withdraw more than the allowed partial withdrawal amount in a contract year, we call this an "excess withdrawal" under the rider. Excess withdrawals trigger an adjustment of a benefit's guaranteed amount, which may cause it to be reduced (see "GBA Excess Withdrawal Processing," "RBA Excess Withdrawal Processing," and "ALP Excess Withdrawal Processing" headings below). Please note that each of the two benefits has its own definition of the allowed annual withdrawal amount. Therefore a partial withdrawal may be considered an excess withdrawal for purposes of the lifetime withdrawal benefit only, the lifetime withdrawal benefit only, or both.

If your withdrawals exceed the greater of the RBP or the RALP, withdrawal charges under the terms of the contract may apply (see "Charges -- Withdrawal Charges"). The amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge. We pay you the amount you request. Any partial withdrawals you take under the contract will reduce the value of the death benefits (see "Benefits in Case of Death"). Upon full withdrawal of the contract, you will receive the remaining contract value less any applicable charges (see "Making the Most of Your Contract -- Withdrawals").


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The rider's guaranteed amounts can be increased at the specified intervals if your contract value has increased. An annual step up feature is available at each contract anniversary, subject to certain conditions, and may be applied automatically to your contract or may require you to elect the step up (see "Annual Step Up" heading below). If you exercise the annual step up election, the spousal continuation step up election (see "Spousal Continuation Step Up" heading below) or change your Portfolio Navigator model portfolio, the rider charge may change (see "Charges").

If you take withdrawals during the waiting period, any prior steps ups applied will be reversed and step ups will not be available until the third rider anniversary. You may take withdrawals after the waiting period without reversal of prior step ups.


You should consider whether the Guarantor Withdrawal Benefit for Life(SM) rider is appropriate for you because:


o LIFETIME WITHDRAWAL BENEFIT LIMITATIONS: The lifetime withdrawal benefit is subject to certain limitations, including but not limited to:


      (a) Once the contract value equals zero, payments are made for as long as the oldest owner or annuitant is living (see "If Contract Value Reduces to Zero" heading below). However, if the contract value is greater than zero, the lifetime withdrawal benefit terminates at the first death of any owner or annuitant (see "At Death" heading below). Therefore, if there are multiple contract owners or the annuitant is not an owner, the rider may terminate or the lifetime withdrawal benefit may be reduced. This possibility may present itself when:

            (i) There are multiple contract owners -- when one of the contract owners dies the benefit terminates even though other contract owners are still living (except if the contract is continued under the spousal continuation provision of the contract); or


            (ii) The owner and the annuitant are not the same persons -- if the annuitant dies before the owner, the benefit terminates even though the owner is still living. This is could happen, for example, when the owner is younger than the annuitant. This risk increases as the age difference between owner and annuitant increases.

      (b) Excess withdrawals can reduce the ALP to zero even though the GBA, RBA, GBP and/or RBP values are greater than zero. If the both the ALP and the contract value are zero, the lifetime withdrawal benefit will terminate.

      (c) When the lifetime withdrawal benefit is first established, the initial ALP is based on the basic withdrawal benefit's RBA at that time (see "Annual Lifetime Payment (ALP)" heading below). Unless there has been a spousal continuation or ownership change, any withdrawal you take before the ALP is established reduces the RBA and therefore may result in a lower amount of lifetime withdrawals you are allowed to take.


      (d) Withdrawals can reduce both the contract value and the RBA to zero prior to the establishment of the ALP. If this happens, the contract and the Guarantor Withdrawal Benefit for Life(SM) rider will terminate.


o USE OF PORTFOLIO NAVIGATOR ASSET ALLOCATION PROGRAM REQUIRED: You must elect one of the model portfolios of the Portfolio Navigator. This requirement limits your choice of subaccounts and the one-year fixed account (if included) to those that are in the model portfolio you select. This means you will not be able to allocate contract value to all of the subaccounts or the one-year fixed account (if included) that are available under the contract to contract owners who do not elect this rider. (See "Making the Most of Your Contract -- Portfolio Navigator Asset Allocation Program.") Subject to state restrictions, we reserve the right to limit the number of model portfolios from which you can select based on the dollar amount of purchase payments you make.


o LIMITATIONS ON PURCHASE PAYMENTS: We may also restrict cumulative additional purchase payments to $100,000.

o LIMITATIONS ON PURCHASE OF OTHER RIDERS UNDER THIS CONTRACT: If you select the Guarantor Withdrawal Benefit for Life(SM) rider, you may not elect the Accumulation Protector Benefit(SM) rider.

o NON-CANCELABLE: Once elected, the Guarantor Withdrawal Benefit for Life(SM) rider may not be cancelled and the fee will continue to be deducted until the contract is terminated, the contract value reduces to zero (described below) or annuity payouts begin.

o INTERACTION WITH TOTAL FREE AMOUNT (TFA) CONTRACT PROVISION: The TFA is the amount you are allowed to withdraw from the contract in each contract year without incurring a withdrawal charge (see "Charges -- Withdrawal Charge"). The TFA may be greater than the RBP or RALP under this rider. Any amount you withdraw in a contract year under the contract's TFA provision that exceeds the RBP or RALP is subject to the excess withdrawal processing described below for the GBA, RBA and ALP.

You should consult your tax advisor before you select this optional rider if you have any questions about the use of this rider in your tax situation.

o TAX CONSIDERATIONS FOR NONQUALIFIED ANNUITIES: Under current federal income tax law, withdrawals under nonqualified annuities, including partial withdrawals taken from the contract under the terms of this rider, are treated less favorably than amounts received as annuity payments under the contract (see "Taxes -- Nonqualified Annuities"). Withdrawals before age 59 1/2 may incur a 10% IRS early withdrawal penalty and may be considered taxable income.



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o     TAX CONSIDERATIONS FOR QUALIFIED ANNUITIES: Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). If you have a qualified annuity, you may need to take an RMD that exceeds the specified amount of withdrawal available under the rider. Partial withdrawals in any contract year that exceed the guaranteed amount available for withdrawal may reduce future benefits guaranteed under the rider. While the rider permits certain excess withdrawals to be made for the purpose of satisfying RMD requirements for this contract alone without reducing future benefits guaranteed under the rider, there can be no guarantee that changes in the federal income tax law after the effective date of the rider will not require a larger RMD to be taken, in which case, future guaranteed withdrawals under the rider could be reduced. See Appendix E for additional information.

o LIMITATIONS ON TSAS: Your right to take withdrawals is restricted if your contract is a TSA (see "TSA -- Special Withdrawal Provisions"). Therefore, the Guarantor Withdrawal Benefit for Life(SM) rider may be of limited value to you.

For an example, see Appendix D.

KEY TERMS AND PROVISIONS OF THE GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(SM) RIDER ARE DESCRIBED BELOW:


PARTIAL WITHDRAWALS: A withdrawal of an amount that does not result in a full withdrawal of the contract. The partial withdrawal amount is a gross amount and will include any withdrawal charge.

WAITING PERIOD: The period of time starting on the rider effective date during which the annual step up is not available if you take withdrawals. The current waiting period is three years.


GUARANTEED BENEFIT AMOUNT (GBA): The total cumulative amount available for partial withdrawals over the life of the rider under the basic withdrawal benefit. The maximum GBA is $5,000,000. The GBA cannot be withdrawn and is not payable as a death benefit. Rather, the GBA is an interim value used to calculate the amount available for withdrawals each year under the basic withdrawal benefit (see "Guaranteed Benefit Payment" below). At any time, the total GBA is the sum of the individual GBAs associated with each purchase payment.


The GBA is determined at the following times, calculated as described:

o     At contract issue -- the GBA is equal to the initial purchase payment.

o When you make additional purchase payments -- each additional purchase payment has its own GBA equal to the amount of the purchase payment.

o At step up -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

o When an individual RBA is reduced to zero -- the GBA that is associated with that RBA will also be set to zero.

o When you make a partial withdrawal during the waiting period and after a step up -- Any prior annual step ups will be reversed. Step up reversal means that the GBA associated with each purchase payment will be reset to the amount of that purchase payment. The step up reversal will only happen once during the waiting period, when the first partial withdrawal is made.

o When you make a partial withdrawal at any time and the amount withdrawn is:

      (a) less than or equal to the total RBP -- the GBA remains unchanged. If there have been multiple purchase payments, both the total GBA and each payment's GBA remain unchanged.

      (b) is greater than the total RBP -- GBA EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE GBA. If the partial withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.

GBA EXCESS WITHDRAWAL PROCESSING

The total GBA will automatically be reset to the lesser of (a) the total GBA immediately prior to the withdrawal; or (b) the contract value immediately following the withdrawal. If there have been multiple purchase payments, each payment's GBA after the withdrawal will be reset to equal that payment's RBA after the withdrawal plus (a) times (b), where:

(a) is the ratio of the total GBA after the withdrawal less the total RBA after the withdrawal to the total GBA before the withdrawal less the total RBA after the withdrawal; and

(b) is each payment's GBA before the withdrawal less that payment's RBA after the withdrawal.


REMAINING BENEFIT AMOUNT (RBA): Each withdrawal you make reduces the amount that is guaranteed by this rider as future withdrawals. At any point in time, the RBA equals the amount of GBA that remains available for withdrawals for the remainder of the contract's life, and total RBA is the sum of the individual RBAs associated with each purchase payment. The maximum RBA is $5,000,000.



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The RBA is determined at the following times, calculated as described:

o     At contract issue -- the RBA is equal to the initial purchase payment.


o When you make additional purchase payments -- each additional purchase payment has its own RBA initially set equal to that payment's GBA (the amount of the purchase payment).


o At step up -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

o When you make a partial withdrawal during the waiting period and after a step up -- Any prior annual step ups will be reversed. Step up reversal means that the RBA associated with each purchase payment will be reset to the amount of that purchase payment. The step up reversal will only happen once during the waiting period, when the first partial withdrawal is made.

o When you make a partial withdrawal at any time and the amount withdrawn is:

      (a) less than or equal to the total RBP -- the total RBA is reduced by the amount of the withdrawal. If there have been multiple purchase payments, each payment's RBA is reduced in proportion to its RBP.

      (b) is greater than the total RBP -- RBA EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE RBA. Please note that if the partial withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.

RBA EXCESS WITHDRAWAL PROCESSING

The total RBA will automatically be reset to the lesser of (a) the contract value immediately following the withdrawal, or (b) the total RBA immediately prior to the withdrawal, less the amount of the withdrawal.

If there have been multiple purchase payments, both the total RBA and the each payment's RBA will be reset. The total RBA will be reset according to the excess withdrawal processing described above. Each payment's RBA will be reset in the following manner:

1. The withdrawal amount up to the total RBP is taken out of each RBA bucket in proportion to its individual RBP at the time of the withdrawal; and

2. The withdrawal amount above the total RBP and any amount determined by the excess withdrawal processing are taken out of each RBA bucket in proportion to its RBA at the time of the withdrawal.

GUARANTEED BENEFIT PAYMENT (GBP): At any time, the amount available for partial withdrawals in each contract year after the waiting period, until the RBA is reduced to zero, under the basic withdrawal benefit. At any point in time, each purchase payment has its own GBP, which is equal to the lesser of that payment's RBA or 7% of that payment's GBA, and the total GBP is the sum of the individual GBPs.

During the waiting period, the guaranteed annual withdrawal amount may be less than the GBP due to the limitations the waiting period imposes on your ability to utilize both annual step-ups and withdrawals (see "Waiting Period" heading above). The guaranteed annual withdrawal amount during the waiting period is equal to the value of the RBP at the beginning of the contract year.

The GBP is determined at the following times, calculated as described:

o     At contract issue -- the GBP is established as 7% of the GBA value.

o At each contract anniversary -- each payment's GBP is reset to the lesser of that payment's RBA or 7% of that payment's GBA value.

o When you make additional purchase payments -- each additional purchase payment has its own GBP equal to 7% of the purchase payment amount.

o At step up -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

o When an individual RBA is reduced to zero -- the GBP associated with that RBA will also be reset to zero.

o When you make a partial withdrawal during the waiting period and after a step up -- Any prior annual step ups will be reversed. Step up reversal means that the GBA and the RBA associated with each purchase payment will be reset to the amount of that purchase payment. Each payment's GBP will be reset to 7% of that purchase payment. The step up reversal will only happen once during the waiting period, when the first partial withdrawal is made.

o When you make a partial withdrawal at any time and the amount withdrawn is:

      (a)   less than or equal to the total RBP -- the GBP remains unchanged.

      (b) is greater than the total RBP -- each payment's GBP is reset to the lesser of that payment's RBA or 7% of that payment's GBA value, based on the RBA and GBA after the withdrawal. If the partial withdrawal is made during the waiting period, these excess withdrawal processing are applied AFTER any previously applied annual step ups have been reversed.

REMAINING BENEFIT PAYMENT (RBP): The amount available for partial withdrawals for the remainder of the contract year under the basic withdrawal benefit. At any point in time, the total RBP is the sum of the RBPs for each purchase payment. During the waiting period, when the guaranteed amount maybe less than the GBP, the value of the RBP at the beginning of the contract year will be that amount that is actually guaranteed each contract year.


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The RBP is determined at the following times, calculated as described:

o At the beginning of each contract year during the waiting period and prior to any withdrawal -- the RBP for each purchase payment is set equal to that purchase payment multiplied by 7%.

o At the beginning of any other contract year -- the RBP for each purchase payment is set equal to that purchase payment's GBP.

o When you make additional purchase payments -- each additional purchase payment has its own RBP equal to that payment's GBP.

o At step up -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

o At spousal continuation -- (see "Spousal Option to Continue the Contract" heading below).

o When an individual RBA is reduced to zero -- the RBP associated with that RBA will also be reset to zero.

o When you make any partial withdrawal -- the total RBP is reset to equal the total RBP immediately prior to the partial withdrawal less the amount of the partial withdrawal, but not less than zero. If there have been multiple purchase payments, each payment's RBP is reduced proportionately. IF YOU WITHDRAW AN AMOUNT GREATER THAN THE RBP, GBA EXCESS WITHDRAWAL PROCEDURES AND RBA EXCESS WITHDRAWAL PROCESSING IS APPLIED and the amount available for future partial withdrawals for the remainder of the contract's life may be reduced by more than the amount of withdrawal. When determining if a withdrawal will result in the excess withdrawal processing, the applicable RBP will not yet reflect the amount of the current withdrawal.

COVERED PERSON: The person whose life is used to determine when the ALP is established, and the duration of the ALP payments. The Covered Person is the oldest contract owner or annuitant. The covered person may change during the contract's life if there is a spousal continuation or a change of contract ownership. If the covered person changes, we recompute the benefits guaranteed by the rider, based on the life of the new covered person, which may reduce the amount of the lifetime withdrawal benefit.

ANNUAL LIFETIME PAYMENT ATTAINED AGE (ALPAA): The covered person's age after which time the lifetime benefit can be established. Currently, the lifetime benefit can be established on the later of the contract effective date or the contract anniversary date following the date the covered person reaches age 68.

ANNUAL LIFETIME PAYMENT (ALP): Once established, the ALP at any time is the amount available for withdrawals in each contract year after the waiting period until the later of death (see "At Death" heading below), or the RBA is reduced to zero, under the lifetime withdrawal benefit. The maximum ALP is $300,000. Prior to establishment of the ALP, the lifetime withdrawal benefit is not in effect and the ALP is zero.

During the waiting period, the guaranteed annual lifetime withdrawal amount may be less than the ALP due to the limitations the waiting period imposes on your ability to utilize both annual step-ups and withdrawals (see "Waiting Period" heading above). The guaranteed annual lifetime withdrawal amount during the waiting period is equal to the value of the RALP at the beginning of the contract year.

THE ALP IS DETERMINED AT THE FOLLOWING TIMES:

o The later of the contract effective date or the contract anniversary date following the date the covered person reaches age 68 -- the ALP is established as 6% of the total RBA.

o When you make additional purchase payments -- each additional purchase payment increases the ALP by 6% of the amount of the purchase payment.

o At step ups -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

o At contract ownership change -- (see "Spousal Option to Continue the Contract" and "Contract Ownership Change" headings below).

o When you make a partial withdrawal during the waiting period and after a step up -- Any prior annual step ups will be reversed. Step up reversal means that the ALP will be reset to equal total purchase payments multiplied by 6%. The step up reversal will only happen once during the waiting period, when the first partial withdrawal is made.

o When you make a partial withdrawal at any time and the amount withdrawn is:

      (a)   less than or equal to the RALP -- the ALP remains unchanged.

      (b) is greater than the RALP -- ALP EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE ALP. Please note that if the partial withdrawal is made during the waiting period, the excess withdrawal processing are applied AFTER any previously applied annual step ups have been reversed.

ALP EXCESS WITHDRAWAL PROCESSING

The ALP is reset to the lesser of the ALP immediately prior to the withdrawal, or 6% of the contract value immediately following the withdrawal.


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REMAINING ANNUAL LIFETIME PAYMENT (RALP): The amount available for partial withdrawals for the remainder of the contract year under the lifetime withdrawal benefit. During the waiting period, when the guaranteed annual withdrawal amount may be less than the ALP, the value of the RALP at the beginning of the contract year will be the amount that is actually guaranteed each contract year. Prior to establishment of the ALP, the lifetime withdrawal benefit is not effect and the RALP is zero.

THE RALP IS DETERMINED AT THE FOLLOWING TIMES:

o The later of the contract effective date or the contract anniversary date following the date the covered person reaches age 68, and:

      (a) During the waiting period and prior to any withdrawals -- the RALP is established equal to 6% of purchase payments.

      (b)   At any other time -- the RALP is established equal to the ALP.

o At the beginning of each contract year during the waiting period and prior to any withdrawals -- the RALP is set equal to the total purchase payments, multiplied by 6%.

o At the beginning of any other contract year -- the RALP is set equal to ALP.

o When you make additional purchase payments -- each additional purchase payment increases the RALP by 6% of the amount of the purchase payment.


o At step ups -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).


o When you make a partial withdrawal -- the RALP equals the RALP immediately prior to the partial withdrawal less the amount of the partial withdrawal, but not less than zero. IF YOU WITHDRAW AN AMOUNT GREATER THAN THE RALP, ALP EXCESS WITHDRAWAL PROCEDURES ARE APPLIED and the amount available for future partial withdrawals for the remainder of the contract's life may be reduced by more than the amount of withdrawal. When determining if a withdrawal will result in excess withdrawal processing, the applicable RALP will not yet reflect the amount of the current withdrawal.

REQUIRED MINIMUM DISTRIBUTIONS (RMD): If you are taking RMDs from this contract and the RMD calculated separately for this contract is greater than the RBP or the RALP on the most recent contract anniversary, the portion of the RMD that exceeds the RBP or RALP will not be subject to excess withdrawal processing provided that the following conditions are met:

o     The RMD is the life expectancy RMD for this contract alone, and

o The RMD amount is based on the requirements of the Code section 401(a)(9), related Code provisions and regulations thereunder that were in effect on the effective date of this rider.


RMD rules follow the calendar year which most likely does not coincide with your contract year and therefore may limit when you can take your RMD and not be subject to excess withdrawal processing.


Withdrawal amounts greater than the RBP or RALP on the contract anniversary date that do not meet these conditions will result in excess withdrawal processing as described above.


See Appendix E for additional information.


STEP UP DATE: The date any step up becomes effective, and depends on the type of step up being applied (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

ANNUAL STEP UP: Beginning with the first contract anniversary, an increase of the GBA, RBA, GBP, RBP, ALP, and/or RALP values may be available. A step up does not create contract value, guarantee the performance of any investment option, or provide a benefit that can be withdrawn or paid upon death. Rather, a step up determines the current values of the GBA, RBA, GBP, RBP, ALP, and RALP, and may extend the payment period or increase the allowable payment.

The annual step up is subject to the following rules:

o The annual step up is available when the RBA or, if established, the ALP, would increase on the step up date.

o     Only one step up is allowed each contract year.


o If you take any withdrawals during the waiting period, any previously applied step ups will be reversed and the Annual step up will not be available until the end of the waiting period.


o If the application of the step up does not increase the rider charge, the annual step up will be automatically applied to your contract, and the step up date is the contract anniversary date.

o If the application of the step up would increase the rider charge, the annual step up is not automatically applied. Instead, you have the option to step up for 30 days after the contract anniversary. If you exercise the elective annual step up option, you will pay the rider charge in effect on the step up date. If you wish to exercise the elective annual step up option, we must receive a request from you or your investment professional. The step up date is the date we receive your request to step up. If your request is received after the after close of business, the step up date will be the next valuation day.

o The ALP and RALP are not eligible for step ups until they are established. Prior to being established, the ALP and RALP values are both zero.

o Please note it is possible for the ALP and RALP to step up even if the RBA or GBA do not step up, and it is also possible for the RBA and GBA to step up even if the ALP or RALP do not step up.


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

The annual step up resets the GBA, RBA, GBP, RBP, ALP and RALP values as follows:

o The total RBA will be reset to the greater of the total RBA immediately prior to the step up date or the contract value on the step up date.

o The total GBA will be reset to the greater of the total GBA immediately prior to the step up date or the contract value on the step up date.

o The total GBP will be reset using the calculation as described above based on the increased GBA and RBA.

o     The total RBP will be reset as follows:

      (a) During the waiting period and prior to any withdrawals, the RBP will not be affected by the step up.


      (b) At any other time, the RBP will be reset as the increased GBP less all prior withdrawals made in the current contract year, but not less than zero.


o The ALP will be reset to the greater of the ALP immediately prior to the step up date or 6% of the contract value on the step up date.

o     The RALP will be reset as follows:

      (a) During the waiting period and prior to any withdrawals, the RALP will not be affected by the step up.


      (b) At any other time, the RALP will be reset as the increased ALP less all prior withdrawals made in the current contract year, but not less than zero.

SPOUSAL OPTION TO CONTINUE THE CONTRACT: If a surviving spouse elects to continue the contract, the Guarantor Withdrawal Benefit for Life(SM) rider also continues. When the spouse elects to continue the contract, any remaining waiting period is cancelled; the covered person will be re-determined and is the covered person referred to below; and the GBA, RBA, GBP, RBP, ALP and RALP values are affected as follows:


o     The GBA, RBA, and GBP values remain unchanged.

o The RBP is automatically reset to the GBP less all prior withdrawals made in the current contract year, but not less than zero.

o If the ALP has not yet been established and the new covered person has not yet reached age 68 as of the date of continuation -- the ALP will be established on the contract anniversary following the date the covered person reaches age 68 as the lesser of the RBA or the contract anniversary value, multiplied by 6%. The RALP will be established on the same date equal to the ALP.


o If the ALP has not yet been established but the new covered person is age 68 or older as of the date of continuation -- the ALP will be established on the date of continuation as the lesser of the RBA or the contract value, multiplied by 6%. The RALP will be established on the same date in an amount equal to the ALP less all prior partial withdrawals made in the current contract year, but will not be less than zero.


o If the ALP has been established but the new covered person has not yet reached age 68 as of the date of continuation -- the ALP and RALP will be automatically reset to zero for the period of time beginning with the date of continuation and ending with the contract anniversary following the date the covered person reaches age 68. At the end of this time period, the ALP will be reset to the lesser of the RBA or the anniversary contract value, multiplied by 6%, and the RALP will be reset to equal the ALP.


o If the ALP has been established and the new covered person is age 68 or older as of the date of continuation -- the ALP will be automatically reset to the lesser of the current ALP or 6% of the contract value on the date of continuation. The RALP will be reset to the ALP less any withdrawals made in the contract year, but not less than zero.

Please note that the lifetime withdrawal benefit amount may be reduced as a result of the spousal continuation.


SPOUSAL CONTINUATION STEP UP: If a surviving spouse elects to continue the contract, another elective step up option becomes available. To exercise the step up, the spouse or their investment professional must submit a request within 30 days of the date of continuation. The step up date is the date we receive the spouse's request to step up. If the request is received after the after close of business, the step up date will be the next valuation day. The GBA, RBA, GBP, RBP, ALP and RALP will be reset in the same fashion as the annual step up.

The spousal continuation step up is subject to the following rules:

o If the spousal continuation step up option is exercised and we have increased the charge for the rider, the spouse will pay the charge that is in effect on the step up date.


It is our current administrative practice to process the spousal continuation step up as described in the next paragraph; however, we reserve the right to discontinue our administrative practice and will give you 30 days' written notice of any such change.



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62 RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -
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


At the time of spousal continuation, a step-up may be available. All annual step-up rules (see "Annual Step-Up" heading above), other than those that apply to the waiting period, also apply to the spousal continuation step-up. If the spousal continuation step-up is processed automatically, the step-up date is the valuation date spousal continuation is effective. If not, the spouse must elect the step up and must do so within 30 days of the spousal continuation date. If the spouse elects the spousal continuation step up, the step-up date is the valuation date we receive the spouse's written request to step-up if we receive the request by the close of business on that day, otherwise the next valuation date.


IF CONTRACT VALUE REDUCES TO ZERO: If the contract value reduces to zero and the total RBA remains greater than zero, you will be paid in the following scenarios:

1) The ALP has not yet been established and the contract value is reduced to zero for any reason other than full withdrawal of the contract. In this scenario, you can choose to:

      (a)   receive the remaining schedule of GBPs until the RBA equals zero;
            or

      (b) wait until the rider anniversary following the date the covered person reaches age 68, and then receive the ALP annually until the latter of (i) the death of the covered person, or (ii) the RBA is reduced to zero.

      We will notify you of this option. If no election is made, the ALP will be paid.

2) The ALP has been established and the contract value reduces to zero as a result of fees or charges, or a withdrawal that is less than or equal to the RALP. In this scenario, you can choose to receive:

      (a)   the remaining schedule of GBPs until the RBA equals zero; or

      (b) the ALP annually until the latter of (i) the death of the covered person, or (ii) the RBA is reduced to zero.

      We will notify you of this option. If no election is made, the ALP will be paid.

3) The ALP has been established and the contract value falls to zero as a result of a withdrawal that is greater than the RALP but less than or equal to the RBP. In this scenario, the remaining schedule of GBPs will be paid until the RBA equals zero.

4) The ALP has been established and the contract value falls to zero as a result of a partial withdrawal that is greater than the RBP but less than or equal to the RALP. In this scenario, the ALP will be paid annually until the death of the covered person.

Under any of these scenarios:

o The annualized amounts will be paid to you in the frequency you elect. You may elect a frequency offered by us at the time payments begin. Available payment frequencies will be no less frequent than annually;

o     We will no longer accept additional purchase payments;

o     You will no longer be charged for the rider;

o     Any attached death benefit riders will terminate; and

o The death benefit becomes the remaining payments, if any, until the RBA is reduced to zero.


The Guarantor Withdrawal Benefit for Life(SM) rider and the contract will terminate under either of the following two scenarios:


o If the contract value falls to zero as a result of a withdrawal that is greater than the RALP and the RBP. This is full withdrawal of the contract.

o If the contract value falls to zero as a result of a withdrawal that is greater than the RALP but less than or equal to the RBP, and the total RBA is reduced to zero.


AT DEATH: If the contract value is greater than zero when the death benefit becomes payable, the beneficiary may elect to take the death benefit as a lump sum under the terms of the contract (see "Benefits in Case of Death") or the annuity payout option (see "Guaranteed Withdrawal Benefit Annuity Payout Option" heading below).


If the contract value equals zero and the death benefit becomes payable, the following will occur:

o If the RBA is greater than zero and the owner has been receiving the GBP each year, the GBP will continue to be paid to the beneficiary until the RBA equals zero.

o If the covered person dies and the RBA is greater than zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the RBA equals zero.

o If the covered person is still alive and the RBA is greater than zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the later of the death of the covered person or the RBA equals zero.

o If the covered person is still alive and the RBA equals zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the death of the covered person.

o If the covered person dies and the RBA equals zero, the benefit terminates. No further payments will be made.


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RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -
ISSUED BY RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK - PROSPECTUS 63

CONTRACT OWNERSHIP CHANGE: If the contract changes ownership (see "Changing Ownership"), the covered person will be redetermined and is the covered person referred to below. The GBA, RBA, GBP, RBP values will remain unchanged. The ALP and RALP will be reset with an effective date as follows:


o If the ALP has not yet been established and the new covered person has not yet reached age 68 as of the ownership change date -- the ALP and the RALP will be established on the contract anniversary following the date the covered person reaches age 68. The ALP will be set equal to the lesser of the RBA or the contract value, multiplied by 6%. If the anniversary date occurs during the waiting period and prior to a withdrawal, the RALP will be set to the lesser of the ALP or total purchase payment multiplied by 6%. If the anniversary date occurs at any other time, the RALP will be set to the ALP.


o If the ALP has not yet been established but the new covered person is age 68 or older as of the ownership change date -- the ALP and the RALP will be established on the ownership change date. The ALP will be set equal to the lesser of the RBA or the contract value, multiplied by 6%. If the ownership change date occurs during the waiting period and prior to a withdrawal, the RALP will be set equal to the lesser of the ALP or total purchase payments multiplied by 6%. If the ownership change date occurs at any other time, the RALP will be set equal to the ALP less all prior withdrawals made in the current contract year but not less than zero.


o If the ALP has been established but the new covered person has not yet reached age 68 as of the ownership change date -- the ALP and the RALP will be reset to zero for the period of time beginning with the ownership change date and ending with the contract anniversary following the date the covered person reaches age 68. At the end of this time period, the ALP will be reset to the lesser of the RBA or the anniversary contract value, multiplied by 6%. If the time period ends during the waiting period and prior to any withdrawals, the RALP will be reset to the lesser of the ALP or total purchase payments multiplied by 6%. If the time period ends at any other time, the RALP will be reset to the ALP.

o If the ALP has been established and the new covered person is age 68 or older as of the ownership change date -- the ALP and the RALP will be reset on the ownership change date. The ALP will be reset to the lesser of the current ALP or 6% of the contract value. If the ownership change date occurs during the waiting period and prior to a withdrawal, the RALP will be reset to the lesser of the ALP or total purchase payments multiplied by 6%. If the ownership change date occurs at any other time, the RALP will be reset to the ALP less all prior withdrawals made in the current contract year but not less than zero.

Please note that the lifetime withdrawal benefit amount may be reduced as a result of the ownership change.

GUARANTEED WITHDRAWAL BENEFIT ANNUITY PAYOUT OPTION: Several annuity payout plans are available under the contract. As an alternative to these annuity payout plans, a fixed annuity payout option is available under the Guarantor Withdrawal Benefit for Life(SM) rider.


Under this option the amount payable each year will be equal to the remaining schedule of GBPs, but the total amount paid over the life of the annuity will not exceed the current total RBA at the time you begin this fixed annuity payout option. These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at that time but will be no less frequent than annually. If, at the death of the owner, total payments have been made for less than the RBA, the remaining payments will be paid to the beneficiary (see "The Annuity Payout Period" and "Taxes").

This option may not be available if the contract is issued to qualify under
Section 403 or 408 of the Code, as amended. For such contracts, this option will be available only if the guaranteed payment period is less than the life expectancy of the owner at the time the option becomes effective. Such life expectancy will be computed under the mortality table we then use to determine current life annuity purchase rates under the contract to which this rider is attached.

This annuity payout option may also be elected by the beneficiary of a contract as a settlement option. Whenever multiple beneficiaries are designated under the contract, each such beneficiary's share of the proceeds if they elect this option will be in proportion to their applicable designated beneficiary percentage. Beneficiaries of nonqualified contracts may elect this settlement option subject to the distribution requirements of the contract. We reserve the right to adjust the future schedule of GBPs if necessary to comply with the Code.


RIDER TERMINATION

The Guarantor Withdrawal Benefit for Life(SM) rider cannot be terminated either by you or us except as follows:

1.    Annuity payouts under an annuity payout plan will terminate the rider.

2.    Termination of the contract for any reason will terminate the rider.



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64 RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -
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


OPTIONAL LIVING BENEFITS - PREVIOUSLY OFFERED

If you bought a contract before May 1, 2007 with an optional living benefit, please use the following table to review the disclosure that applies to the optional living benefit rider you purchased. If you are uncertain as to which optional living benefit rider you purchased, ask your investment professional, or contact us at the telephone number or address shown on the first page of this prospectus.

------------------------------------------------------------------------------------------------------------------------
IF YOU PURCHASED                AND YOU SELECTED ONE OF THE                    DISCLOSURE FOR THIS BENEFIT MAY BE
A CONTRACT(1)...                FOLLOWING OPTIONAL LIVING BENEFITS...          FOUND IN THE FOLLOWING SECTION:
------------------------------------------------------------------------------------------------------------------------
Before June 20, 2005            Guarantor(SM) Withdrawal Benefit ("Rider B")   Appendix H
------------------------------------------------------------------------------------------------------------------------
June 20, 2005 - June 18, 2006   Guarantor(SM) Withdrawal Benefit ("Rider A")   Appendix H
------------------------------------------------------------------------------------------------------------------------
On or after June 19, 2006       Guarantor Withdrawal Benefit for Life(SM)      Optional Living Benefits --
                                                                               Guarantor Withdrawal Benefit for Life(SM)
------------------------------------------------------------------------------------------------------------------------
Before May 1, 2007              Income Assurer Benefit                         Appendix I
------------------------------------------------------------------------------------------------------------------------

(1) These dates are approximate and will vary by state; your actual contract and any riders are the controlling documents. If you are uncertain which rider you have, please contact your investment professional or us.


THE ANNUITY PAYOUT PERIOD

As owner of the contract, you have the right to decide how and to whom annuity payouts will be made starting at the retirement date. You may select one of the annuity payout plans outlined below, or we may mutually agree on other payout arrangements. We do not deduct any withdrawal charges under the payout plans listed below, except under annuity payout Plan E.

You also decide whether we will make annuity payouts on a fixed or variable basis, or a combination of fixed and variable. The amount available to purchase payouts under the plan you select is the contract value on your retirement date. If you select a variable annuity payout, we reserve the right to limit the number of subaccounts in which you may invest. The DCA fixed account is not available during this period.

AMOUNTS OF FIXED AND VARIABLE PAYOUTS DEPEND ON:

o     the annuity payout plan you select;

o     the annuitant's age and, in most cases, sex;

o     the annuity table in the contract; and

o     the amounts you allocated to the accounts at settlement.

In addition, for variable annuity payouts only, amounts depend on the investment performance of the subaccounts you select. These payouts will vary from month to month because the performance of the funds will fluctuate. (In the case of fixed annuities, payouts remain the same from month to month.)

For information with respect to transfers between accounts after annuity payouts begin, see "Making the Most of Your Contract -- Transfer policies."

ANNUITY TABLES

The annuity tables in your contract (Table A and Table B) show the amount of the monthly payouts for each $1,000 of contract value according to the age and, when applicable, the sex of the annuitant. (Where required by law, we will use a unisex table of settlement rates.)

Table A shows the amount of the first monthly variable annuity payout assuming that the contract value is invested at the beginning of the annuity payout period and earns a 3.5% rate of return, which is reinvested and helps to support future payouts. If you ask us at least 30 days before the retirement date, we will substitute an annuity table based on an assumed 5.0% investment rate (if your contract does not have a 5-year withdrawal charge schedule and a MAV Death Benefit) for the 3.5% Table A. The assumed investment rate affects both the amount of the first payout and the extent to which subsequent payouts increase or decrease. For example, annuity payouts will increase if the investment return is above the assumed investment rate and payouts will decrease if the return is below the assumed investment rate. Using a 3.5 % assumed interest rate results in a lower initial payout, but later payouts will increase more quickly when annuity unit values rise and decrease more rapidly when they decline.

Table B shows the minimum amount of each fixed annuity payout. We declare current payout rates that we use in determining the actual amount of your fixed annuity payout. The current payout rates will equal or exceed the guaranteed payout rates shown in Table B. We will furnish these rates to you upon request.


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RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -
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

ANNUITY PAYOUT PLANS

You may choose an annuity payout plan by giving us written instructions at least 30 days before contract values are used to purchase the payout plan. Generally, you may select one of the Plans A through E below or another plan agreed to by us. Some of the annuity payout plans may not be available if you have selected the Income Assurer Benefit(SM) rider.

o PLAN A - LIFE ANNUITY -- NO REFUND: We make monthly payouts until the annuitant's death. Payouts end with the last payout before the annuitant's death. We will not make any further payouts. This means that if the annuitant dies after we made only one monthly payout, we will not make any more payouts.

o PLAN B - LIFE ANNUITY WITH FIVE, TEN, 15 OR 20 YEARS CERTAIN (under the Income Assurer Benefit(SM) rider: you may select life annuity with ten or 20 years certain): We make monthly payouts for a guaranteed payout period of five, ten, 15 or 20 years that you elect. This election will determine the length of the payout period to the beneficiary if the annuitant should die before the elected period expires. We calculate the guaranteed payout period from the retirement date. If the annuitant outlives the elected guaranteed payout period, we will continue to make payouts until the annuitant's death.

o PLAN C - LIFE ANNUITY -- INSTALLMENT REFUND (not available under the Income Assurer Benefit(SM) rider): We make monthly payouts until the annuitant's death, with our guarantee that payouts will continue for some period of time. We will make payouts for at least the number of months determined by dividing the amount applied under this option by the first monthly payout, whether or not the annuitant is living.

o     PLAN D

      - JOINT AND LAST SURVIVOR LIFE ANNUITY -- NO REFUND: We make monthly payouts while both the annuitant and a joint annuitant are living. If either annuitant dies, we will continue to make monthly payouts at the full amount until the death of the surviving annuitant. Payouts end with the death of the second annuitant.

      - JOINT AND LAST SURVIVOR LIFE ANNUITY WITH 20 YEARS CERTAIN: We make monthly annuity payouts during the lifetime of the annuitant and joint annuitant. When either the annuitant or joint annuitant dies, we will continue to make monthly payouts during the lifetime of the survivor. If the survivor dies before we have made payouts for 20 years, we continue to make payouts to the named beneficiary for the remainder of the 20-year period which begins when the first annuity payout is made.

o PLAN E - PAYOUTS FOR A SPECIFIED PERIOD: We make monthly payouts for a specific payout period of ten to 30 years that you elect (under the Income Assurer Benefit(SM) rider, you may elect a payout period of 20 years only). We will make payouts only for the number of years specified whether the annuitant is living or not. Depending on the selected time period, it is foreseeable that an annuitant can outlive the payout period selected. During the payout period, you can elect to have us determine the present value of any remaining variable payouts and pay it to you in a lump sum. (Exception: If you have an Income Assurer Benefit(SM) rider and elect this annuity payout plan based on the Guaranteed Income Benefit Base, a lump sum payout is unavailable.) We determine the present value of the remaining annuity payouts which are assumed to remain level at the initial payout. The discount rate we use in the calculation will vary between 6.00% and 7.85% depending on the mortality and expense risk charge and the applicable assumed investment rate. (See "Charges -- Withdrawal charge under Annuity Payout Plan E.") You can also take a portion of the discounted value once a year. If you do so, your monthly payouts will be reduced by the proportion of your withdrawal to the full discounted value. A 10% IRS penalty tax could apply if you take a withdrawal. (See "Taxes.").


o GUARANTEED WITHDRAWAL BENEFIT ANNUITY PAYOUT OPTION (AVAILABLE ONLY UNDER CONTRACTS WITH THE GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(SM) OR GUARANTOR(SM) WITHDRAWAL BENEFIT RIDERS): This fixed annuity payout option is an alternative to the above annuity payout plans. This option may not be available if the contract is a qualified annuity. For such contracts, this option will be available only if the guaranteed payment period is less than the life expectancy of the owner at the time the option becomes effective. Such life expectancy will be computed using a life expectancy table published by the IRS. Under this option, the amount payable each year will be equal to the remaining schedule of GBPs, but the total amount paid over the life of the annuity will not exceed the total RBA at the time you begin this fixed payout option (see "Optional Benefits -- Guarantor Withdrawal Benefit for Life Rider" or "Appendix H: Guarantor(SM) Withdrawal Benefit Rider"). These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at the time but will be no less frequent than annually. If, at the death of the owner, total payouts have been made for less than the RBA, the remaining payouts will be paid to the beneficiary.


ANNUITY PAYOUT PLAN REQUIREMENTS FOR QUALIFIED ANNUITIES: If your contract is a qualified annuity, you must select a payout plan as of the retirement date set forth in your contract. You have the responsibility for electing a payout plan under your contract that complies with applicable law. Your contract describes your payout plan options. The options will generally meet certain IRS regulations governing RMDs if the payout plan meets the incidental distribution benefit requirements, if any, and the payouts are made:

o in equal or substantially equal payments over a period not longer than your life or over the joint life of you and your designated beneficiary; or

o in equal or substantially equal payments over a period not longer than your life expectancy, or over the joint life expectancy of you and your designated beneficiary; or

o over a period certain not longer than your life expectancy or over the joint life expectancy of you and your designated beneficiary.


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66 RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -
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

IF WE DO NOT RECEIVE INSTRUCTIONS: You must give us written instructions for the annuity payouts at least 30 days before the annuitant's retirement date. If you do not, we will make payouts under Plan B, with 120 monthly payouts guaranteed.

IF MONTHLY PAYOUTS WOULD BE LESS THAN $20: We will calculate the amount of monthly payouts at the time the contract value is used to purchase a payout plan. If the calculations show that monthly payouts would be less than $20, we have the right to pay the contract value to the owner in a lump sum.

DEATH AFTER ANNUITY PAYOUTS BEGIN: If you or the annuitant die after annuity payouts begin, we will pay any amount payable to the beneficiary as provided in the annuity payout plan in effect.

TAXES

Generally, under current law, your contract has a tax-deferral feature. This means any increase in the value of the one-year fixed account, the DCA fixed account, and/or subaccounts in which you invest is taxable to you only when you receive a payout or withdrawal (see detailed discussion below). Any portion of the annuity payouts and any withdrawals you request that represent ordinary income normally are taxable. We will send you a tax information reporting form for any year in which we made a taxable distribution according to our records. Roth IRAs may grow and be distributed tax free if you meet certain distribution requirements. We will send you a tax information reporting form for any year in which we made a distribution according to our records.

NONQUALIFIED ANNUITIES


ANNUITY PAYOUTS: Generally, a portion of each payout will be ordinary income and subject to tax, and a portion of each payout will be considered a return of part of your investment and will not be taxed. All amounts you receive after your investment in the contract is fully recovered will be subject to tax. Under Annuity Payout Plan A: Life annuity - no refund, where the annuitant dies before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the owner for the last taxable year. Under all other annuity payout plans, where the annuity payouts end before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the taxpayer for the tax year in which the payouts end. (See "The Annuity Payout Period -- Annuity Payout Plans.")

Tax law requires that all nonqualified deferred annuity contracts issued by the same company (and possibly its affiliates) to the same owner during a calendar year be taxed as a single, unified contract when you take distributions from any one of those contracts.


WITHDRAWALS: If you withdraw part of your nonqualified contract before your annuity payouts begin, including withdrawals under the Guarantor Withdrawal Benefit for Life(SM) rider or the Guarantor(SM) Withdrawal Benefit rider, your withdrawal will be taxed to the extent that the contract value immediately before the withdrawal exceeds the investment in the contract.

If you withdraw all of your nonqualified contract before annuity payouts begin, your withdrawal will be taxed to the extent that the withdrawal value immediately before the withdrawal exceeds your investment.

You also may have to pay a 10% IRS penalty for withdrawals of taxable income you make before reaching age 59 1/2 unless certain exceptions apply.


Tax law requires that all nonqualified deferred annuity contracts issued by the same company (and possibly its affiliates) to the same owner during a calendar year be taxed as a single, unified contract when you take distributions from any one of those contracts.

WITHHOLDING: If you receive taxable income as a result of an annuity payout or withdrawal, including withdrawals under the Guarantor Withdrawal Benefit for Life(SM) rider or the Guarantor Withdrawal Benefit(SM) rider, we may deduct withholding against the taxable income portion of the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return.


If the payment is part of an annuity payout plan, we generally compute the amount of withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. As long as you've provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have any withholding occur.

If the payment is part of an annuity payout plan, we generally compute the amount of withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. If the distribution is any other type of payment (such as a partial or full withdrawal) we compute withholding using 10% of the taxable portion.

The withholding requirements differ if we deliver payment outside the United States and/or you are a non-resident alien.

Some states also may impose withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state withholding from the payment.


DEATH BENEFITS TO BENEFICIARIES: The death benefit under a nonqualified contract is not exempt from estate (federal or state) or income taxes. Any amount your beneficiary receives that represents deferred earnings within the contract is taxable as ordinary income to the beneficiary in the year he or she receives the payments.



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RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -
ISSUED BY RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK - PROSPECTUS 67

ANNUITIES OWNED BY CORPORATIONS, PARTNERSHIPS OR TRUSTS: For nonqualified annuities, any annual increase in the value of annuities held by such entities (nonnatural persons) generally will be treated as ordinary income received during that year. However, if the trust was set up for the benefit of a natural person only, the income will generally remain tax-deferred.

PENALTIES: If you receive amounts from your nonqualified annuity before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received:

o because of your death or, in the event of non-natural ownership, the death of the annuitant;

o     because you become disabled (as defined in the Code);

o if the distribution is part of a series of substantially equal periodic payments, made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);

o     if it is allocable to an investment before Aug. 14, 1982; or

o     if annuity payouts begin before the first contract anniversary.

TRANSFER OF OWNERSHIP: If you transfer a nonqualified annuity without receiving adequate consideration, the transfer is a gift and also may be treated as a withdrawal for federal income tax purposes. If the gift is a currently taxable event for income tax purposes, the original owner will be taxed on the amount of deferred earnings at the time of the transfer and also may be subject to the 10% IRS penalty discussed earlier. In this case, the new owner's investment in the contract will be the value of the contract at the time of the transfer. In general, this rule does not apply to transfers between spouses or former spouses. Please consult your tax advisor for further details.


COLLATERAL ASSIGNMENT: If you assign or pledge your contract as collateral for a loan, earnings on purchase payments you made after Aug. 13, 1982 will be taxed to you like a withdrawal and you may have to pay a 10% IRS penalty.


QUALIFIED ANNUITIES

Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions under the contract comply with the law. Qualified annuities have minimum distribution rules that govern the timing and amount of distributions. You should refer to your IRA disclosure statement, or consult a tax advisor for additional information about the distribution rules applicable to your situation.

When you use your contract to fund a retirement plan or IRA that is already tax-deferred under the Code, the contract will not provide any necessary or additional tax deferral. If your contract is used to fund an employer sponsored plan, your right to benefits may be subject to the terms and conditions of the plan regardless of the terms of the contract.

ANNUITY PAYOUTS: Under a qualified annuity, except a Roth IRA, the entire payout generally is includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA.

ANNUITY PAYOUTS FROM ROTH IRAs: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and meet the five year holding period.

WITHDRAWALS: Under a qualified annuity, except a Roth IRA, the entire withdrawal will generally be includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA.

REQUIRED MINIMUM DISTRIBUTIONS: Retirement plans are subject to required withdrawals called required minimum distributions ("RMDs") beginning at age
70 1/2. In addition, a new tax regulation, effective for RMDs calculated in 2006 and after, may cause the RMDs for some contracts with certain death benefits and optional riders to increase. RMDs may reduce the value of certain death benefits and optional benefits. You should consult your tax advisor prior to making a purchase for an explanation of the potential tax implications to you.

WITHHOLDING FOR IRAs, ROTH IRAs AND SEPs: If you receive taxable income as a result of an annuity payout or a withdrawal, including withdrawals under the Guarantor Withdrawal Benefit for Life(SM) or the Guarantor(SM) Withdrawal Benefit rider, we may deduct withholding against the taxable income portion of the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have any withholding occur.

If the payment is part of an annuity payout plan, we generally compute the amount of withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. If the distribution is any other type of payment (such as a partial or full withdrawal) we compute withholding using 10% of the taxable portion.

The withholding requirements differ if we deliver payment outside the United States and/or you are a non-resident alien.

State withholding also may be imposed on taxable distributions.


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68 RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -
   ISSUED BY RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK - PROSPECTUS

WITHHOLDING FOR ALL OTHER QUALIFIED ANNUITIES: If you receive directly all or part of the contract value from a qualified annuity (except an IRA, Roth IRA or SEP), mandatory 20% federal income tax withholding (and possibly state income tax withholding) generally will be imposed at the time the payout is made from the plan. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. This mandatory withholding will not be imposed if:

o instead of receiving the distribution check, you elect to have the distribution rolled over directly to an IRA or another eligible plan;

o the payout is one in a series of substantially equal periodic payouts, made at least annually, over your life or life expectancy (or the joint lives or life expectancies of you and your designated beneficiary) or over a specified period of 10 years or more;

o     the payout is a RMD as defined under the Code;

o     the payout is made on account of an eligible hardship; or

o     the payout is a corrective distribution.


In the above situation the distribution is subject to an optional 10% withholding. We will withhold 10% of the distribution amount unless you elect otherwise.


Payments made to a surviving spouse instead of being directly rolled over to an IRA also may be subject to mandatory 20% income tax withholding.

PENALTIES: If you receive amounts from your qualified annuity before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received:

o     because of your death;

o     because you become disabled (as defined in the Code);

o if the distribution is part of a series of substantially equal periodic payments made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);

o if the distribution is made following severance from employment during the calendar year in which you attain age 55 (TSAs only); or

o     to pay certain medical or education expenses (IRAs only).

DEATH BENEFITS TO BENEFICIARIES: The entire death benefit generally is taxable as ordinary income to the beneficiary in the year he/she receives the payments from the qualified annuity. If you made non-deductible contributions to a traditional IRA, the portion of any distribution from the contract represents after-tax contributions is not taxable as ordinary income to your beneficiary. You are responsible for keeping all records tracking your non-deductible contributions to an IRA. Death benefits under a Roth IRA generally are not taxable as ordinary income to the beneficiary if certain distribution requirements are met.

PURCHASE PAYMENT CREDITS: These are considered earnings and are taxed accordingly when withdrawn or paid out.

SPECIAL CONSIDERATIONS IF YOU SELECT THE MAV DEATH BENEFIT, ACCUMULATION PROTECTOR BENEFIT(SM), GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(SM), GUARANTOR(SM) WITHDRAWAL BENEFIT, INCOME ASSURER BENEFIT(SM): As of the date of this prospectus, we believe that charges related to these riders are not subject to current taxation. Therefore, we will not report these charges as partial withdrawals from your contract. However, the IRS may determine that these charges should be treated as partial withdrawals subject to taxation to the extent of any gain as well as the 10% tax penalty for withdrawals before the age of 59 1/2, if applicable.

We reserve the right to report charges for these riders as partial withdrawals if we, as a withholding and reporting agent, believe that we are required to report them. In addition, we will report any benefits attributable to these riders on the death of you or the annuitant as an annuity death benefit distribution, not as proceeds from life insurance.


COLLATERAL ASSIGNMENT: You may not assign or pledge your qualified contract as collateral for a loan.


IMPORTANT: Our discussion of federal tax laws is based upon our understanding of current interpretations of these laws. Federal tax laws or current interpretations of them may change. For this reason and because tax consequences are complex and highly individual and cannot always be anticipated, you should consult a tax advisor if you have any questions about taxation of your contract.


RIVERSOURCE LIFE OF NY'S TAX STATUS: We are taxed as a life insurance company under the Code. For federal income tax purposes, the subaccounts are considered a part of our company, although their operations are treated separately in accounting and financial statements. Investment income is reinvested in the fund in which each subaccount invests and becomes part of that subaccount's value. This investment income, including realized capital gains, is not subject to any other withholding because of federal or state income taxes. We reserve the right to make such a charge in the future if there is a change in the tax treatment of variable annuities.


TAX QUALIFICATION: We intend that the contract qualify as an annuity for federal income tax purposes. To that end, the provisions of the contract are to be interpreted to ensure or maintain such tax qualification, in spite of any other provisions of the contract. We reserve the right to amend the contract to reflect any clarifications that may be needed or are appropriate to maintain such qualification or to conform the contract to any applicable changes in the tax qualification requirements. We will send you a copy of any amendments.


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RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -
ISSUED BY RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK - PROSPECTUS 69

VOTING RIGHTS

As a contract owner with investments in the subaccounts, you may vote on important fund policies until annuity payouts begin. Once they begin, the person receiving them has voting rights. We will vote fund shares according to the instructions of the person with voting rights.

Before annuity payouts begin, the number of votes you have is determined by applying your percentage interest in each subaccount to the total number of votes allowed to the subaccount.

After annuity payouts begin, the number of votes you have is equal to:

o     the reserve held in each subaccount for your contract; divided by

o     the net asset value of one share of the applicable fund.

As we make annuity payouts, the reserve for the contract decreases; therefore, the number of votes also will decrease.

We calculate votes separately for each subaccount. We will send notice of shareholders' meetings, proxy materials and a statement of the number of votes to which the voter is entitled. We will vote shares for which we have not received instructions in the same proportion as the votes for which we received instructions. We also will vote the shares for which we have voting rights in the same proportion as the votes for which we received instructions.

SUBSTITUTION OF INVESTMENTS

We may substitute the funds in which the subaccounts invest if:

o     laws or regulations change;

o     the existing funds become unavailable; or

o     in our judgment, the funds no longer are suitable for the subaccounts.

If any of these situations occur, and if we believe it is in the best interest of persons having voting rights under the contract, we have the right to substitute a fund currently listed in this prospectus (existing fund) for another fund (new fund). The new fund may have higher fees and/or operating expenses than the existing fund. Also, the new fund may have investment objectives and policies and/or investment advisers which differ from the existing fund.

We may also:

o     add new subaccounts;

o     combine any two or more subaccounts;

o     transfer assets to and from the subaccounts or the variable account; and

o     eliminate or close any subaccounts.

We will notify you of any substitution or change. If we notify you that a subaccount will be eliminated or closed, you will have a certain period of time to tell us where to reallocate purchase payments or contract value currently allocated to that subaccount. If we do not receive your reallocation instructions by the due date, we automatically will reallocate to the subaccount investing in the RiverSource(SM) Variable Portfolio - Cash Management Fund. You may then transfer this reallocated amount in accordance with the transfer provisions of your contract (see "Transferring Between Accounts" above).

In the event of substitution or any of these changes, we may amend the contract and take whatever action is necessary and appropriate without your consent or approval. However, we will not make any substitution or change without the necessary approval of the SEC and state insurance departments.


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70 RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -
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

ABOUT THE SERVICE PROVIDERS

PRINCIPAL UNDERWRITER

RiverSource Distributors, Inc. (RiverSource Distributors) serves as the principal underwriter for the contract. Its offices are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474. RiverSource Distributors is a wholly-owned subsidiary of Ameriprise Financial, Inc.

SALES OF THE CONTRACT

o Only securities broker-dealers ("selling firms") registered with the SEC and members of the NASD may sell the contract.

o The contracts are continuously being offered to the public through authorized selling firms. We and RiverSource Distributors have a sales agreement with the selling firm. The sales agreement authorizes the selling firm to offer the contracts to the public. We agree to pay the selling firm (or an affiliated insurance agency) for contracts its investment professionals sell. The selling firm may be required to return sales commissions under certain circumstances including but not limited to when contracts are returned under the free look period.

PAYMENTS WE MAKE TO SELLING FIRMS

o We may use compensation plans which vary by selling firm. For example, some of these plans pay selling firms a commission of up to 7.00% each time a purchase payment is made. Other plans pay selling firms a smaller commission on purchase payments, and then pay on-going commissions ("trail commissions"). We may pay trail commissions of up to 1.00% of the contract value. We do not pay or withhold payment of trail commissions based on which investment options you select.

o We may pay selling firms a temporary additional sales commission of up to 1% of purchase payments for a period of time we select. For example, we may offer to pay a temporary additional sales commission to get selling firms to market a new or enhanced contract or to increase sales during the period.

o In addition to commissions, we may, in order to promote sales of the contracts, and as permitted by applicable laws and regulation, pay or provide selling firms with other promotional incentives in cash, credit or other compensation. We generally (but may not) offer these promotional incentives to all selling firms. The terms of such arrangements differ between selling firms. These promotional incentives may include but are not limited to:

      o sponsorship of marketing, educational, due diligence and compliance meetings and conferences we or the selling firm may conduct for investment professionals, including subsidy of travel, meal, lodging, entertainment and other expenses related to these meetings;

      o marketing support related to sales of the contract including for example, the creation of marketing materials, advertising and newsletters;

      o     providing service to contract owners; and

      o funding other events sponsored by a selling firm that may encourage the selling firm's investment professionals to sell the contract.

These promotional incentives or reimbursements may be calculated as a percentage of the selling firm's aggregate, net or anticipated sales and/or total assets attributable to sales of the contract, and/or may be a fixed dollar amount. As noted below this additional compensation may cause the selling firm and its investment professionals to favor the contracts.

SOURCES OF PAYMENTS TO SELLING FIRMS

o We pay the commissions and other compensation described above from our assets.

o     Our assets may include:

      o revenues we receive from fees and expenses we charge contract owners. These fees and expenses include Contract Owner Transaction Expenses (withdrawal charges), Annual Variable Account Expenses (mortality and expense risk fees and variable account administrative charge) and Other Annual Expenses (annual contract administrative charge and fees for optional riders) (see "Expense Summary"); and,

      o compensation we or an affiliate receive from the underlying funds in the form of distribution and services fees (see "The Variable Account and the Funds -- The Funds"); and

      o compensation we or an affiliate receive from a fund's investment adviser, subadviser, distributor or an affiliate of any of these (see "The Variable Account and the Funds -- The Funds"); and

      o revenues we receive from other contracts we sell that are not securities and other businesses we conduct.

You do not directly pay the commissions and other compensation described above as the result of a specific charge or deduction under the contract. However, you may pay part or all of the commissions and other compensation described above indirectly through:

      o fees and expenses we collect from contract owners, including withdrawal charges; and,

      o fees and expenses charged by the underlying funds in which you invest, to the extent we or one of our affiliates receive revenue from the funds or an affiliated person.


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RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -
ISSUED BY RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK - PROSPECTUS 71

POTENTIAL CONFLICTS OF INTEREST

Compensation Payment Arrangements with Selling Firms can potentially:

o give selling firms a heightened financial incentive to sell the contract offered in this prospectus over another investment with lower compensation to the selling firm.

o cause selling firms to encourage their investment professionals to sell you the contract offered in this prospectus instead of selling you other alternative investments that may result in lower compensation to the selling firm.

o cause selling firms to grant us access to its investment professionals to promote sales of the contract offered in this prospectus, while denying that access to other firms offering similar contracts or other alternative investments which may pay lower compensation to the selling firm.

PAYMENTS TO INVESTMENT PROFESSIONALS

o The selling firm pays its investment professionals. The selling firm decides the compensation and benefits it will pay its investment professionals.

o To inform yourself of any potential conflicts of interest, ask the investment professional before you buy, how the selling firm and its investment professional are being compensated and the amount of the compensation that each will receive if you buy the contract.

ISSUER


RiverSource Life of NY issues the contracts. We are located at 20 Madison Avenue Extension, Albany, NY 12203 and are a wholly-owned subsidiary of RiverSource Life Insurance Company which is a wholly-owned subsidiary of Ameriprise Financial, Inc.


We conduct a conventional life insurance business in the state of New York. Our primary products currently include fixed and variable annuity contracts and life insurance policies.

LEGAL PROCEEDINGS


RiverSource Life of NY is involved in the normal course of business in legal and regulatory proceedings, or regulatory requests for information, concerning matters arising in connection with the conduct of our general business activities as well as generally applicable to business practices in the insurance industry. From time to time, we receive requests for information from, or have been subject to examination by, the SEC, National Association of Securities Dealers and several state authorities concerning our business activities and practices, generally including the sales and product or service features of, disclosures pertaining to, trading practices related to, compensation paid to us or to others with respect to, and the suitability of our annuity and insurance products. We have cooperated with and will continue to cooperate with the applicable regulators regarding their inquiries and examinations.

RiverSource Life of NY is involved in other proceedings concerning matters arising in connection with the conduct of their respective business activities. RiverSource Life of NY believes that it is not a party to, nor are any of its properties the subject of, any pending legal, arbitration or regulatory proceedings that would have a material adverse effect on its consolidated financial condition, results of operations or liquidity. However, it is possible that the outcome of any such proceedings could have a material adverse impact on results of operations in any particular reporting period as the proceedings are resolved.


ADDITIONAL INFORMATION

AVAILABLE INFORMATION

This prospectus is part of a registration statement we file with the SEC. Additional information on RiverSource Life of NY and on this offering is available in the registration statement and other materials we file. You can obtain copies of these materials at the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC. In addition to this prospectus, the SAI and information about the contract, information incorporated by reference is available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).

INDEMNIFICATION

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (Securities Act) may be permitted to directors and officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.


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72 RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -
   ISSUED BY RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK - PROSPECTUS

                                  APPENDICES

                 TABLE OF CONTENTS AND CROSS-REFERENCE TABLE


APPENDIX NAME                                                                               PAGE #
Appendix A: Example -- Withdrawal Charges                                                   p.  74

Appendix B: Example -- Death Benefits                                                       p.  77

Appendix C: Example -- Accumulation Protector Benefit(SM) Rider                             p.  78

Appendix D: Example -- Guarantor Withdrawal Benefit for Life(SM) Rider                      p.  80

Appendix E: Guarantor Withdrawal Benefit for Life(SM) Rider -- Additional RMD Disclosure    p.  82

Appendix F: Purchase Payment Credits for Eligible Contracts                                 p.  84

Appendix G: Asset Allocation Program for Contracts Purchased Before June 19, 2006           p.  85

Appendix H: Guarantor(SM) Withdrawal Benefit Rider Disclosure                               p.  86

Appendix I: Income Assurer Benefit(SM) Riders                                               p.  94

Appendix J: Condensed Financial Information (Unaudited)                                     p. 103

CROSS-REFERENCE                                                                             PAGE #
Charges -- Withdrawal Charges                                                               p.  36

Benefits in Case of Death                                                                   p.  51

Optional Benefits -- Accumulation Protector Benefit(SM) Rider                               p.  53

Optional Benefits -- Guarantor Withdrawal Benefit for Life(SM) Rider                        p.  55

Optional Benefits -- Guarantor Withdrawal Benefit for Life(SM) Rider                        p.  55

Buying Your Contract - Purchase Payment Credits                                             p.  34

N/A

N/A

N/A

Condensed Financial Information (Unaudited)                                                 p.  14


The purpose of these appendices is first to illustrate the operation of various contract features and riders; second, to provide additional disclosure regarding various contract features and riders; and lastly, to provide condensed financial history (unaudited) of the subaccounts.

In order to demonstrate the contract features and riders, an example may show hypothetical contract values. These contract values do not represent past or future performance. Actual contract values may be more or less than those shown and will depend on a number of factors, including but not limited to the investment experience of the subaccounts, DCA fixed account, and one-year fixed account and the fees and charges that apply to your contract.


The examples of death benefits and optional riders in appendices B through D and H through I include a partial withdrawal to illustrate the effect of a partial withdrawal on the particular benefit. These examples are intended to show how the optional riders operate, and do not take into account whether the rider is part of a qualified contract. Qualified contracts are subject to required minimum distributions at certain ages which may require you to take partial withdrawals from the contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). If you are considering the addition of certain death benefits and/or optional riders to a qualified contract, you should consult your tax advisor prior to making a purchase for an explanation of the potential tax implications to you.



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RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -
ISSUED BY RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK -- PROSPECTUS 73

APPENDIX A: EXAMPLE -- WITHDRAWAL CHARGES


For purposes of calculating any withdrawal charge, including the examples illustrated below, we treat amounts withdrawn from your contract value in the following order:

1.    First, in each contract year, we withdraw amounts totaling:

      o up to 10% of your prior anniversary's contract value or your contract's remaining benefit payment if you elected the Guarantor(SM) Withdrawal Benefit rider and your remaining benefit payment is greater than 10% of your prior anniversary's contract value. We do not assess a withdrawal charge on this amount.

      o up to 10% of your prior anniversary's contract value or the greater of your contract's remaining benefit payment or remaining annual lifetime payment if you elected the Guarantor Withdrawal Benefit for Life(SM) rider, and the greater of your RALP and your remaining benefit payment is greater than 10% of your prior anniversary's contract value. We do not assess a withdrawal charge on this amount.

2. Next, we withdraw contract earnings, if any, that are greater than the amount described in number one above. We do not assess a withdrawal charge on contract earnings.

3. Next we withdraw purchase payments received prior to the withdrawal charge period shown in your contract. We do not assess a withdrawal charge on these purchase payments.

4. Finally, if necessary, we withdraw purchase payments received that are still within the withdrawal charge period you selected and shown in your contract. We withdraw these payments on a "first-in, first-out" (FIFO) basis. We do assess a withdrawal charge on these payments.

After withdrawing earnings in numbers one and two above, we next withdraw enough additional contract value (ACV) to meet your requested withdrawal amount. If the amount described in number one above was greater than contract earnings prior to the withdrawal, the excess (XSF) will be excluded from the purchase payments being withdrawn that were received most recently when calculating the withdrawal charge. We determine the amount of purchase payments being withdrawn (PPW) in numbers three and four above as:

             PPW = XSF + (ACV - XSF) / (CV - TFA) x (PPNPW - XSF)

If the additional contract value withdrawn is less than XSF, then PPW will equal ACV.

We determine current contract earnings (CE) by looking at the entire contract value (CV), not the earnings of any particular subaccount, the one-year fixed account or the DCA fixed account. If the contract value is less than purchase payments received and not previously withdrawn (PPNPW) then contract earnings are zero.

The examples below show how the withdrawal charge for a full and partial withdrawal is calculated for a contract with a seven-year withdrawal charge schedule. Each example illustrates the amount of the withdrawal charge for both a contract that experiences gains and a contract that experiences losses, given the same set of assumptions.


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74 RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -
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

FULL WITHDRAWAL CHARGE CALCULATION -- SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE:

This is an example of how we calculate the withdrawal charge for a full withdrawal on a contract with a seven-year (from the date of each purchase payment) withdrawal charge schedule with the following history:

ASSUMPTIONS:

o     We receive a single $50,000 purchase payment on Jan. 1, 2007; and

o     the contract anniversary date is Jan. 1 each year; and

o you withdraw the contract for its total value on June 1, 2010, which is in the fourth year after you made the single purchase payment. The withdrawal charge percentage in the fourth year after a purchase payment is 7.0%; and

o     you have made no withdrawals prior to June 1, 2010.

WE WILL LOOK AT TWO SITUATIONS, ONE WHERE THE CONTRACT HAS A GAIN AND ANOTHER WHERE THERE IS A LOSS:
------------------------------------------------------------------------------

                                                                                 CONTRACT WITH GAIN    CONTRACT WITH LOSS
                                    Contract Value at time of full withdrawal:       $ 60,000.00           $ 40,000.00
                                          Contract Value on prior anniversary:         58,000.00             42,000.00

STEP 1. First, we determine the amount of earnings available in the contract at the time of withdrawal as:

                                                       Current Contract Value:         60,000.00             40,000.00
                                  less purchase payment still in the contract:         50,000.00             50,000.00
                                                                                     -----------           -----------
                             Earnings in the contact (but not less than zero):         10,000.00                  0.00

STEP 2. Next, we determine the Total Free Amount (TFA) available in the contract as the greatest of the following values:

                                                     Earnings in the contract:         10,000.00                  0.00
                                10% of the prior anniversary's Contract Value:          5,800.00              4,200.00
                                                                                     -----------           -----------
                                                                          TFA:         10,000.00              4,200.00

STEP 3. Now we can determine how much of the purchase payment is being withdrawn (PPW) as follows:

         PPW = XSF + (ACV - XSF) / (CV - TFA) x (PPNPW - XSF)

           XSF = amount by which 10% of the prior anniversary's
                 contract value exceeds earnings                                            0.00              4,200.00
           ACV = amount withdrawn in excess of earnings                                50,000.00             40,000.00
            CV = total contract value just prior to current withdrawal                 60,000.00             40,000.00
           TFA = from Step 2                                                           10,000.00              4,200.00
         PPNPW = purchase payment not previously withdrawn                             50,000.00             50,000.00

STEP 4.  We then calculate the withdrawal charge as:

                                                                          PPW:         50,000.00             50,000.00
                                                                     less XSF:             (0.00)            (4,200.00)
                                                                                     -----------           -----------
                                 amount of PPW subject to a withdrawal charge:         50,000.00             45,800.00
                                     multiplied by the withdrawal charge rate:             x 7.0%                x 7.0%
                                                                                     -----------           -----------
                                                            withdrawal charge:          3,500.00              3,206.00

STEP 5. The value you will receive as a result of your full withdrawal is determined as:

                                                     Contract Value withdrawn:         60,000.00             40,000.00
                                                            WITHDRAWAL CHARGE:         (3,500.00)            (3,206.00)
                              Contract charge (assessed upon full withdrawal):            (40.00)               (40.00)
                                                                                     -----------           -----------

                                                 NET FULL WITHDRAWAL PROCEEDS:       $ 56,460.00           $ 36,754.00


------------------------------------------------------------------------------

RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -
ISSUED BY RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK - PROSPECTUS 75

PARTIAL WITHDRAWAL CHARGE CALCULATION -- SEVEN-YEAR WITHDRAWAL CHARGE
SCHEDULE:

This is an example of how we calculate the withdrawal charge for a partial withdrawal on a contract with a seven-year (from the date of each purchase payment) withdrawal charge schedule with the following history:

ASSUMPTIONS:

o     We receive a single $50,000 purchase payment on Jan. 1, 2007; and

o     the contract anniversary date is Jan. 1 each year; and

o you request a partial withdrawal of $15,000 on June 1, 2010, which is in the fourth year after you made the single purchase payment. The withdrawal charge percentage in the fourth year after a purchase payment is 7.0%; and

o     you have made no withdrawals prior to June 1, 2010.

WE WILL LOOK AT TWO SITUATIONS, ONE WHERE THE CONTRACT HAS A GAIN AND ANOTHER WHERE THERE IS A LOSS:
------------------------------------------------------------------------------

                                                                                 CONTRACT WITH GAIN    CONTRACT WITH LOSS
                                 Contract Value at time of partial withdrawal:       $ 60,000.00           $ 40,000.00
                                          Contract Value on prior anniversary:         58,000.00             42,000.00

STEP 1. First, we determine the amount of earnings available in the CONTRACT at the time of withdrawal as:

                                                       Current Contract Value:         60,000.00             40,000.00
                                  less purchase payment still in the contract:         50,000.00             50,000.00
                                                                                     -----------           -----------
                             Earnings in the contact (but not less than zero):         10,000.00                  0.00

STEP 2. Next, we determine the TFA available in the contract as the GREATEST of the following values:

                                                     Earnings in the contract:         10,000.00                  0.00
                                10% of the prior anniversary's Contract Value:          5,800.00              4,200.00
                                                                                     -----------           -----------
                                                                          TFA:         10,000.00              4,200.00

STEP 3. Now we can determine how much of the purchase payment and PURCHASE payment credit is being withdrawn (PPW) as:

         PPW = XSF + (ACV - XSF) / (CV - TFA) x (PPNPW - XSF)

           XSF = amount by which 10% of the prior anniversary's
                 contract value exceeds earnings                                            0.00              4,200.00
           ACV = amount withdrawn in excess of earnings                                 5,376.34             16,062.31
            CV = total contract value just prior to current withdrawal                 60,000.00             40,000.00
           TFA = from Step 2                                                           10,000.00              4,200.00
         PPNPW = purchase payment not previously withdrawn                             50,000.00             50,000.00

STEP 4.  We then calculate the withdrawal charge as:

                                                                          PPW:          5,376.34             19,375.80
                                                                     less XSF:             (0.00)            (4,200.00)
                                                                                     -----------           -----------
                                 amount of PPW subject to a withdrawal charge:          5,376.34             15,175.80
                                     multiplied by the withdrawal charge rate:             x 7.0%                x 7.0%
                                                                                     -----------           -----------
                                                            withdrawal charge:            376.34              1,062.31

STEP 5. The value you will receive as a result of your full withdrawal is determined as:

                                                     Contract Value withdrawn:         15,376.34             16,062.31
                                                            WITHDRAWAL CHARGE:           (376.34)            (1,062.31)
                                                                                     -----------           -----------

                                                 NET FULL WITHDRAWAL PROCEEDS:       $ 15,000.00           $ 15,000.00


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76 RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -
   ISSUED BY RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK - PROSPECTUS

APPENDIX B: EXAMPLE -- DEATH BENEFITS


EXAMPLE -- ROP DEATH BENEFIT

ASSUMPTIONS:

o     You purchase the contract with a payment of $20,000 on Jan. 1, 2007; and

o     on Jan. 1, 2008 you make an additional purchase payment of $5,000; and

o on April 1, 2008 the contract value falls to $22,000 and you take a $1,500 (including withdrawal charge) partial withdrawal; and

o     on April 1, 2009 the contract value grows to $23,000.

      WE CALCULATE THE ROP DEATH BENEFIT ON APRIL 1, 2009 AS FOLLOWS:

      1. Contract value at death:                                                 $ 23,000.00
                                                                                  ===========
      2. Purchase payments minus adjusted partial withdrawals:
           Total purchase payments:                                               $ 25,000.00
           minus adjusted partial withdrawals calculated as:
           $1,500 x $25,000
           ---------------- =                                                       -1,704.54
               $22,000                                                            -----------

           for a death benefit of:                                                $ 23,295.45
                                                                                  ===========

      THE ROP DEATH BENEFIT, CALCULATED AS THE GREATEST OF THESE TWO VALUES:           $ 23,295.45

EXAMPLE -- MAV DEATH BENEFIT

ASSUMPTIONS:

o     You purchase the contract with a payment of $25,000 on Jan. 1, 2007; and

o on Jan. 1, 2008 (the first contract anniversary) the contract value grows to $26,000; and

o on April 1, 2008 the contract value falls to $22,000, at which point you take a $1,500 (including withdrawal charge) partial withdrawal, leaving a contract value of $20,500.

      WE CALCULATE THE MAV DEATH BENEFIT ON APRIL 1, 2008, WHICH IS BASED ON
      THE GREATER OF THREE VALUES, AS FOLLOWS:

      1. CONTRACT VALUE AT DEATH:                                                 $ 20,500.00
                                                                                  ===========
      2. PURCHASE PAYMENTS MINUS ADJUSTED PARTIAL WITHDRAWALS:
           Total purchase payments:                                               $ 25,000.00
           minus adjusted partial withdrawals, calculated as:
           $1,500 x $25,000
           ---------------- =                                                       -1,704.55
               $22,000                                                            -----------

           for a death benefit of:                                                $ 23,295.45
                                                                                  ===========
      3.  THE MAV IMMEDIATELY PRECEDING THE DATE OF DEATH:

           Greatest of your contract anniversary values:                          $ 26,000.00
           plus purchase payments made since the prior anniversary:                     +0.00
           minus the death benefit adjusted partial withdrawals, calculated as:
           $1,500 x $26,000
           ---------------- =                                                       -1,772.73
                $22,000                                                           -----------

           for a death benefit of:                                                $ 24,227.27
                                                                                  ===========

      THE MAV DEATH BENEFIT, CALCULATED AS THE GREATEST OF THESE THREE VALUES,
      WHICH IS THE MAV:                                                                $ 24,227.27
                                                                                       -----------


------------------------------------------------------------------------------

RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -
ISSUED BY RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK -- PROSPECTUS 77

APPENDIX C: EXAMPLE -- ACCUMULATION PROTECTOR BENEFIT(SM) RIDER


AUTOMATIC STEP UP

This example shows increases in the Minimum Contract Accumulation Value (MCAV) in the second, third and seventh contract anniversaries. These increases occur because of the automatic step up feature of the rider. The automatic step up does not create contract value, guarantee the performance of any underlying fund in which a subaccount invests, or provide a benefit that can be withdrawn or paid upon death. Rather, the automatic step up is an interim calculation used to arrive at the final MCAV which determines whether a benefit will be paid under the rider on the benefit date.

ASSUMPTIONS:


o     You purchase a contract with a payment of $125,000; and


o     you make no additional purchase payments to the contract; and

o you take partial withdrawals from the contract on the fifth and eighth contract anniversaries in the amounts of $2,000 and $5,000, respectively; and

o contract values increase or decrease according to the hypothetical assumed net rate of return; and

o you do not exercise the elective step up option available under the rider; and

o     you do not change asset allocation models.


Based on these assumptions, the waiting period expires at the end of the 10th contract year. The rider then ends. On the benefit date the hypothetical assumed contract value is $108,118 and the MCAV is $136,513, so the contract value would be reset to equal the MCAV, or $136,513.

                                                                       HYPOTHETICAL   HYPOTHETICAL
CONTRACT                     PURCHASE                  MCAV ADJUSTED      ASSUMED        ASSUMED
DURATION                    PAYMENTS &     PARTIAL        PARTIAL        NET RATE       CONTRACT
IN YEARS                      CREDITS    WITHDRAWALS     WITHDRAWAL      OF RETURN        VALUE         MCAV
At Issue                    $  125,000     $   N/A        $   N/A           N/A        $ 125,000     $ 125,000
1                                    0           0              0          12.0%         140,000       125,000
2                                    0           0              0          15.0%         161,000       128,800(2)
3                                    0           0              0           3.0%         165,830       132,664(2)
4                                    0           0              0          -8.0%         152,564       132,664
5                                    0       2,000          2,046         -15.0%         127,679       130,618
6                                    0           0              0          20.0%         153,215       130,618
7                                    0           0              0          15.0%         176,197       140,958(2)
8                                    0       5,000          4,444         -10.0%         153,577       136,513
9                                    0           0              0         -20.0%         122,862       136,513
10(1)                                0           0              0         -12.0%         108,118       136,513

(1)   The APB benefit date.

(2) These values indicate where the automatic step up feature increased the MCAV.


IMPORTANT INFORMATION ABOUT THIS EXAMPLE:

o If the actual rate of return during the waiting period causes the contract value to equal or exceed the MCAV on the benefit date, no benefit is paid under this rider.

o Even if a benefit is paid under the rider on the benefit date, contract value allocated to the variable account after the benefit date continues to vary with the market and may go up or go down.


------------------------------------------------------------------------------

78 RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -
   ISSUED BY RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK - PROSPECTUS

ELECTIVE STEP UP

This example shows increases in the Minimum Contract Accumulation Value (MCAV) on the first, second, third and seventh contract anniversaries. These increases occur only if you exercise the elective step up option within 30 days following the contract anniversary. The contract value on the date we receive your written request to step up must be greater than the MCAV on that date. The elective step up does not create contract value, guarantee the performance of any underlying fund in which a subaccount invests, or provide a benefit that can be withdrawn or paid upon death. Rather, the elective step up is an interim calculation used to arrive at the final MCAV which determines whether a benefit will be paid under the rider on the benefit date.

ASSUMPTIONS:


o     You purchase a contract with a payment of $125,000; and


o     you make no additional purchase payments to the contract; and

o you take partial withdrawals from the contract on the fifth, eighth and thirteenth contract anniversaries in the amounts of $2,000, $5,000 and $7,500, respectively; and

o contract values increase or decrease according to the hypothetical assumed net rate of return; and,

o the elective step up is exercised on the first, second, third and seventh contract anniversaries; and

o     you do not change model portfolios.


Based on these assumptions, the 10 year waiting period restarts each time you exercise the elective step up option (on the first, second, third and seventh contract anniversaries in this example). The waiting period expires at the end of the 10th contract year following the last exercise of the elective step up option. When the waiting period expires, the rider ends. On the benefit date the hypothetical assumed contract values is $99,198 and the MCAV is $160,117, so the contract value would be reset to equal the MCAV, or $160,117.

                             YEARS                                     MCAV      HYPOTHETICAL   HYPOTHETICAL
CONTRACT                  REMAINING IN    PURCHASE                   ADJUSTED      ASSUMED         ASSUMED
DURATION                  THE WAITING    PAYMENTS &     PARTIAL      PARTIAL       NET RATE       CONTRACT
IN YEARS                     PERIOD        CREDITS    WITHDRAWALS   WITHDRAWAL    OF RETURN         VALUE        MCAV
At Issue                       10        $ 125,000      $   N/A      $    N/A          N/A        $ 125,000    $ 125,000
1                              10(2)             0            0             0         12.0%         140,000      140,000(3)
2                              10(2)             0            0             0         15.0%         161,000      161,000(3)
3                              10(2)             0            0             0          3.0%         165,830      165,830(3)
4                               9                0            0             0         -8.0%         152,564      165,830
5                               8                0        2,000         2,558        -15.0%         127,679      163,272
6                               7                0            0             0         20.0%         153,215      163,272
7                              10(2)             0            0             0         15.0%         176,197      176,197(3)
8                               9                0        5,000         5,556        -10.0%         153,577      170,642
9                               8                0            0             0        -20.0%         122,862      170,642
10                              7                0            0             0        -12.0%         108,118      170,642
11                              6                0            0             0          3.0%         111,362      170,642
12                              5                0            0             0          4.0%         115,817      170,642
13                              4                0        7,500        10,524          5.0%         114,107      160,117
14                              3                0            0             0          6.0%         120,954      160,117
15                              2                0            0             0         -5.0%         114,906      160,117
16                              1                0            0             0        -11.0%         102,266      160,117
17(1)                           0                0            0             0         -3.0%          99,198      160,117

(1)   The APB benefit date.

(2)   The waiting period restarts when the elective step up is exercised.

(3) These values indicate when the elective step up feature increased the MCAV.


IMPORTANT INFORMATION ABOUT THIS EXAMPLE:

o If the actual rate of return during the waiting period causes the contract value to equal or exceed the MCAV on the benefit date, no benefit is paid under this rider.

o Exercising the elective step up provision may result in an increase in the charge that you pay for this rider.

o Even if a benefit is paid under the rider on the benefit date, contract value allocated to the variable account after the benefit date continues to vary with the market and may go up or go down.


------------------------------------------------------------------------------

RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -
ISSUED BY RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK - PROSPECTUS 79

APPENDIX D: EXAMPLE -- GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(SM) RIDER


EXAMPLE #1: COVERED PERSON HAS NOT REACHED AGE 68 AT THE TIME THE CONTRACT AND RIDER ARE PURCHASED.

ASSUMPTIONS:


o     You purchase the contract with a payment of $100,000.

o     You are the sole owner and also the annuitant. Your age is 63.


o     You make no additional payments to the contract.


o Automatic annual step-ups are applied each anniversary when available, where the contract value is greater than the RBA and/or 6% of the contract value is greater than the ALP. Applied annual step-ups are indicated in BOLD.

                                          HYPOTHETICAL
CONTRACT                                    ASSUMED              BASIC WITHDRAWAL BENEFIT              LIFETIME WITHDRAWAL BENEFIT
DURATION        PURCHASE      PARTIAL       CONTRACT    -------------------------------------------    ---------------------------
IN YEARS        PAYMENTS    WITHDRAWALS      VALUE         GBA          RBA         GBP       RBP          ALP         RALP
At Issue        $ 100,000     $    N/A     $ 100,000    $ 100,000    $ 100,000    $ 7,000   $ 7,000      $   N/A      $   N/A
0.5                     0        7,000        92,000      100,000       93,000      7,000         0          N/A          N/A
1                       0            0        91,000      100,000       93,000      7,000     7,000          N/A          N/A
1.5                     0        7,000        83,000      100,000       86,000      7,000         0          N/A          N/A
2                       0            0        81,000      100,000       86,000      7,000     7,000          N/A          N/A
5                       0            0        75,000      100,000       86,000      7,000     7,000        5,160(1)     5,160(1)
5.5                     0        5,160        70,000      100,000       80,840      7,000     1,840        5,160            0
6                       0            0        69,000      100,000       80,840      7,000     7,000        5,160        5,160
6.5                     0        7,000        62,000      100,000       73,840      7,000         0        3,720(2)         0
7                       0            0        70,000      100,000       73,840      7,000     7,000        4,200        4,200
7.5                     0       10,000        51,000       51,000(3)    51,000(3)   3,570         0        3,060(3)         0
8                       0            0        55,000       55,000       55,000      3,850     3,850        3,300        3,300

At this point, assuming no additional activity (step ups, excess withdrawals, purchase payments, spousal continuation or contract ownership change), you can continue to withdraw up to either the GBP of $3,850 each year until the RBA is reduced to zero, or the ALP of $3,300 each year until the later of your death or the RBA is reduced to zero.

(1) The ALP and RALP are established on the contract anniversary date following the date the covered person reaches age 68.

(2) The $7,000 withdrawal is greater than the $5,160 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or 6% of the contract value following the withdrawal.

(3) The $10,000 withdrawal is greater than both the $7,000 RBP allowed under the basic withdrawal benefit and the $4,200 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the GBA, RBA, and ALP. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal.
      The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or 6% of the contract value following the withdrawal.



------------------------------------------------------------------------------

80 RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -
   ISSUED BY RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK - PROSPECTUS

EXAMPLE #2: COVERED PERSON HAS REACHED 68 AT THE TIME THE CONTRACT AND RIDER ARE PURCHASED.

ASSUMPTIONS:


o     You purchase the contract with a payment of $100,000.

o     You are the sole owner and also the annuitant. You are age 68.


o     You make no additional payments to the contract.


o Automatic annual step-ups are applied each anniversary when available, where the contract value is greater than the RBA and/or 6% of the contract value is greater than the ALP. Applied annual step-ups are indicated in BOLD.

                                         HYPOTHETICAL
CONTRACT                                   ASSUMED                BASIC WITHDRAWAL BENEFIT               LIFETIME WITHDRAWAL BENEFIT
DURATION       PURCHASE      PARTIAL       CONTRACT     -------------------------------------------      ---------------------------
IN YEARS       PAYMENTS    WITHDRAWALS      VALUE          GBA          RBA         GBP       RBP            ALP          RALP
At Issue       $ 100,000     $    N/A     $ 100,000     $ 100,000    $ 100,000    $ 7,000   $ 7,000        $ 6,000      $ 6,000
1                      0            0       105,000       105,000      105,000      7,350     7,000(1)       6,300        6,000(1)
2                      0            0       110,000       110,000      110,000      7,700     7,000(1)       6,600        6,000(1)
3                      0            0       110,000       110,000      110,000      7,700     7,700(2)       6,600        6,600(2)
3.5                    0        6,600       110,000       110,000      103,400      7,700     1,100          6,600            0
4                      0            0       115,000       115,000      115,000      8,050     8,050          6,900        6,900
4.5                    0        8,050       116,000       115,000      106,950      8,050         0          6,900(3)         0
5                      0            0       120,000       120,000      120,000      8,400     8,400          7,200        7,200
5.5                    0       10,000       122,000       120,000(4)   110,000(4)   8,400         0          7,200(4)         0
6                      0            0       125,000       125,000      125,000      8,750     8,750          7,500        7,500

At this point, assuming no additional activity (step ups, excess withdrawals, purchase payments, spousal continuation or contract ownership change), you can continue to withdraw up to either the GBP of $8,750 each year until the RBA is reduced to zero, or the ALP of $7,500 each year until the later of your death or the RBA is reduced to zero.

(1) The annual step-up has not been applied to the RBP or RALP because any withdrawal after step up during the waiting period would reverse any prior step ups prior to determining if the withdrawal is excess.
      Therefore, during the waiting period, the RBP is the amount you can withdraw without incurring the GBA and RBA excess withdrawal processing, and the RALP is the amount you can withdraw without incurring the ALP excess withdrawal processing.

(2) On the third anniversary (after the end of the waiting period), the RBP and RALP are set equal to the GBP and ALP, respectively.

(3) The $8,050 withdrawal is greater than the $6,900 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or 6% of the contract value following the withdrawal.

(4) The $10,000 withdrawal is greater than both the $8,400 RBP allowed under the basic withdrawal benefit and the $7,200 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the GBA, RBA, and ALP. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal.
      The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or 6% of the contract value following the withdrawal.



------------------------------------------------------------------------------

RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -
ISSUED BY RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK - PROSPECTUS 81

APPENDIX E: GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(SM) RIDER -- ADDITIONAL RMD DISCLOSURE

This appendix describes our current administrative practice for determining the amount of withdrawals in any contract year which an owner may take under the Guarantor Withdrawal Benefit for Life(SM) rider to satisfy the RMD rules under 401(a)(9) of the Code without application of the excess withdrawal processing described in the rider. We reserve the right to discontinue this administrative practice at any time upon 30 days' written notice to you.


For owners subject to RMD rules under Section 401(a)(9) amounts you withdraw to satisfy these rules will not prompt excess withdrawal processing, subject to the following rules:

(1) If on the date we calculated your Annual Life Expectancy Required Minimum Distribution Amount (ALERMDA), it is greater than the RBP from the beginning of the current contract year,

      o Basic Additional Benefit Amount (BABA) will be set equal to that portion of your ALERMDA that exceeds the RBP from the beginning of the current contract year.

      o Any withdrawals taken in a contract year will count first against and reduce the RBP for that contract year.

      o Once the RBP for the current contract year has been depleted, any additional amounts withdrawn will count against and reduce the BABA. These withdrawals will not be considered excess withdrawals with regard to the GBA and RBA as long as they do not exceed the remaining BABA.

      o Once the BABA has been depleted, any additional withdrawal amounts will be considered excess withdrawals with regard to the GBA and RBA and will subject them all to the excess withdrawal processing described in the Guarantor Withdrawal Benefit for Life(SM) rider.

(2) If on the date we calculated your ALERMDA, it is greater than the RALP from the beginning of the current Contract Year,

      o A Lifetime Additional Benefit Amount (LABA) will be set equal to that portion of your ALERMDA that exceeds the RALP from the beginning of the current contract year.

      o Any withdrawals taken in a contract year will count first against and reduce the RALP for that contract year.

      o Once the RALP for the current contract year has been depleted, any additional amounts withdrawn will count against and reduce the LABA. These withdrawals will not be considered excess withdrawals with regard to the ALP as long as they do not exceed the remaining LABA.

      o Once the LABA has been depleted, any additional withdrawal amounts will be considered excess withdrawals with regard to the ALP and will subject the ALP to the excess withdrawal processing described by the Guarantor Withdrawal Benefit for Life(SM) rider.

(3) If the ALP is established on a policy anniversary where your current ALERMDA is greater than the new RALP,

      o An initial LABA will be set equal to that portion of your ALERMDA that exceeds the new RALP.

      o This new LABA will be immediately reduced by the amount that total withdrawals in the current calendar year exceed the new RALP, but shall not be reduced to less than zero.

The Annual Life Expectancy Required Minimum Distribution Amount (ALERMDA) is:

(1)   determined by us each calendar year;

(2) based solely on the value of the contract to which the Guarantor(SM) Withdrawal Benefit for Life(SM) rider is attached as of the date we make the determination; and


(3) is otherwise based on the company's understanding and interpretation of the requirements for life expectancy distributions intended to satisfy the required minimum distribution rules under Code Section 401(a)(9) and the Treasury Regulations promulgated thereunder, as applicable on the effective date of this prospectus, to:


            1.    an individual retirement annuity (Section 408(b));

            2.    a Roth individual retirement account (Section 408A);

            3.    a Simplified Employee Pension plan (Section 408(k));

            4.    a tax-sheltered annuity rollover (Section 403(b)).


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In the future, the requirements under the Code for such distributions may change and the life expectancy amount calculation provided under your Guarantor Withdrawal Benefit for Life(SM) rider may not be sufficient to satisfy the requirements under the Code for these types of distributions. In such a situation, amounts withdrawn to satisfy such distribution requirements will exceed your available RBP or RALP amount and may result in the reduction of your GBA, RBA, and/or ALP as described under the excess withdrawal provision of the rider.

In cases where the Code does not allow the life expectancy of a natural person to be used to calculate the required minimum distribution amount (e.g., ownership by a trust or a charity), we will calculate the life expectancy RMD amount calculated by us as zero in all years. The life expectancy required minimum distribution amount calculated by us will also equal zero in all years.


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APPENDIX F: PURCHASE PAYMENT CREDITS FOR ELIGIBLE CONTRACTS

Contracts with a seven-year withdrawal charge schedule purchased before June 19, 2006 will receive a purchase payment credit for any purchase payment made to the contract.

We apply a credit to your contract of 1% of your current purchase payment. We apply this credit immediately. We allocate the credit to the one-year fixed account and the subaccounts in the same proportions as your purchase payment.

We will reverse credits from the contract value for any purchase payment that is not honored (if, for example, your purchase payment check is returned for insufficient funds).

Because of higher charges, there may be circumstances where you may be worse off for having received the credit than in other contracts. All things being equal (such as guarantee availability or fund performance and availability), this may occur if you hold your contract for 15 years or more. This also may occur if you make a full withdrawal in the first seven years. You should consider these higher charges and other relevant factors before you buy this contract or before you exchange a contract you currently own for this contract.

This credit is made available through revenue from higher withdrawal charges and contract administrative charges than would otherwise be charged. In general, we do not profit from the higher charges assessed to cover the cost of the purchase payment credit. We use all the revenue from these higher charges to pay for the cost of the credits. However, we could profit from the higher charges if market appreciation is higher than expected or if contract owners hold their contracts for longer than expected.



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APPENDIX G: ASSET ALLOCATION PROGRAM FOR CONTRACTS PURCHASED BEFORE JUNE 19,
2006

ASSET ALLOCATION PROGRAM

For contracts purchased before June 19, 2006, we offered an asset allocation program called Portfolio Navigator. You could elect to participate in the asset allocation program, and there is no additional charge. If you purchased an optional Accumulation Protector Benefit(SM) rider, Guarantor(SM) Withdrawal Benefit rider or Income Assurer Benefit(SM) rider, you are required to participate in the asset allocation program under the terms of the rider.

This asset allocation program allows you to allocate your contract value to a model portfolio that consists of subaccounts and may include the one-year fixed account (if available under the asset allocation program), which represent various asset classes. By spreading your contract value among these various asset classes, you may be able to reduce the volatility in your contract value, but there is no guarantee that this will occur.

Asset allocation does not guarantee that your contract will increase in value nor will it protect against a decline in value if market prices fall. If you choose or are required to participate in the asset allocation program, you are responsible for determining which model portfolio is best for you. Your investment professional can help you make this determination. In addition, your investment professional may provide you with an investor questionnaire, a tool that can help you determine which model portfolio is suited to your needs based on factors such as your investment goals, your tolerance for risk, and how long you intend to invest.

Currently, there are five model portfolios ranging from conservative to aggressive. You may not use more than one model portfolio at a time. You are allowed to request a change to another model portfolio twice per contract year. Each model portfolio specifies allocation percentages to each of the subaccounts and/or the one-year fixed account that make up that model portfolio. By participating in the asset allocation program, you authorize us to invest your contract value in the subaccounts and/or one-year fixed account (if included) according to the allocation percentages stated for the specific model portfolio you have selected. You also authorize us to automatically rebalance your contract value quarterly beginning three months after the effective date of your contract in order to maintain alignment with the allocation percentages specified in the model portfolio.

Under the asset allocation program, the subaccounts and/or the one-year fixed account (if included) that make up the model portfolio you selected and the allocation percentages to those subaccounts and/or the one-year fixed account (if included) will not change unless we adjust the composition of the model portfolio to reflect the liquidation, substitution or merger of an underlying fund, a change of investment objective by an underlying fund or when an underlying fund stops selling its shares to the variable account. We reserve the right to change the terms and conditions of the asset allocation program upon written notice to you.

If permitted under applicable securities law, we reserve the right to:

o reallocate your current model portfolio to an updated version of your current model portfolio; or

o     substitute a fund of funds for your current model portfolio.

We also reserve the right to discontinue the asset allocation program. We will give you 30 days' written notice of any such change.

If you elected to participate in the asset allocation program, you may discontinue your participation in the program at any time by giving us written notice. Upon cancellation, automated rebalancing associated with the asset allocation program will end. You can elect to participate in the asset allocation program again at any time.



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APPENDIX H: GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER DISCLOSURE


GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER


We have offered two versions of the Guarantor(SM) Withdrawal Benefit that have been referred to in previous disclosure as Rider A and Rider B. The description of the Guarantor(SM) Withdrawal Benefit in this section applies to both Rider A and Rider B, unless noted otherwise. These riders are no longer available for purchase.

The Guarantor(SM) Withdrawal Benefit is an optional benefit that was offered for an additional annual charge if(1):

RIDER A

o you purchase your contract on or after June 20, 2005 and prior to June 19, 2006; and

o you and the annuitant were 79 or younger on the date the contract was issued.

RIDER B

o     you purchased your contract prior to June 20, 2005;

o you and the annuitant were 79 or younger on the date the contract was issued.

(1) The Guarantor(SM) Withdrawal Benefit is not available under an inherited qualified annuity.


You must elect the Guarantor(SM) Withdrawal Benefit rider when you purchase your contract (original rider). The original rider you receive at contract issue offers an elective annual step-up and any withdrawal after a step up during the first three years is considered an excess withdrawal, as described below. The rider effective date of the original rider is the contract issue date.

We will offer you the option of replacing the original rider with a new Guarantor(SM) Withdrawal Benefit (enhanced rider), if available in your state. The enhanced rider offers an automatic annual step-up and a withdrawal after a step up during the first three years is not necessarily an excess withdrawal, as described below. The effective date of the enhanced rider will be the contract issue date except for the automatic step-up which will apply to contract anniversaries that occur after you accept the enhanced rider. The descriptions below apply to both the original and enhanced riders unless otherwise noted.

The Guarantor(SM) Withdrawal Benefit initially provides a guaranteed minimum withdrawal benefit that gives you the right to take limited partial withdrawals in each contract year that over time will total an amount equal to your purchase payments plus any purchase payment credits. Certain withdrawals and step ups, as described below, can cause the initial guaranteed withdrawal benefit to change. The guarantee remains in effect if your partial withdrawals in a contract year do not exceed the allowed amount. As long as your withdrawals in each contract year do not exceed the allowed amount, you will not be assessed a withdrawal charge. Under the original rider, the allowed amount is the Guaranteed Benefit Payment (GBP -- the amount you may withdraw under the terms of the rider in each contract year, subject to certain restrictions prior to the third contract anniversary, as described below). Under the enhanced rider, the allowed amount is equal to 7% of purchase payments and purchase payment credits for the first three years, and the GBP in all other years.

If you withdraw an amount greater than the allowed amount in a contract year, we call this an "excess withdrawal" under the rider.

If you make an excess withdrawal under the rider:

o withdrawal charges, if applicable, will apply only to the amount of the withdrawal that exceeds the allowed amount;

o     the guaranteed benefit amount will be adjusted as described below; and

o     the remaining benefit amount will be adjusted as described below.


For a partial withdrawal that is subject to a withdrawal charge, the amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge (see "Charges --Withdrawal Charge"). We pay you the amount you request. Any partial withdrawals you take under the contract will reduce the value of the death benefits (see "Benefits in Case of Death"). Upon full withdrawal of the contract, you will receive the remaining contract value less any applicable charges (see "Withdrawals").


Once elected, the Guarantor(SM) Withdrawal Benefit rider may not be cancelled and the fee will continue to be deducted until the contract is terminated, the contract value reduces to zero (described below) or annuity payouts begin. If you select the Guarantor(SM) Withdrawal Benefit rider, you may not select an Income Assurer Benefit(SM) rider or the Accumulation Protector Benefit(SM) rider. If you exercise the annual step up election (see "Elective Step Up" and "Annual Step Up" below), the special spousal continuation step up election (see "Spousal Continuation and Special Spousal Continuation Step Up" below) or change your Portfolio Navigator model portfolio, the rider charge may change (see "Charges").


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You should consider whether the Guarantor(SM) Withdrawal Benefit is appropriate for you because:


o USE OF ASSET ALLOCATION PROGRAM REQUIRED: You must participate in the asset allocation program (see "Making the Most of Your Contract -- Asset Allocation Program"), however, you may elect to participate in the Portfolio Navigator program after June 19, 2006 (see "Making the Most of Your Contract -- Portfolio Navigator Asset Allocation Program"). The Portfolio Navigator program and the asset allocation program limit your choice of subaccounts and one-year fixed account to those that are in the model portfolio you select. This means you will not be able to allocate contract value to all of the subaccounts or the one-year fixed account that are available under the contract to contract owners who do not elect this rider;

o LIMITATIONS ON TSAS: Your right to take withdrawals is restricted if your contract is a TSA (see "TSA -- Special Withdrawal Provisions"). Therefore, the Guarantor(SM) Withdrawal Benefit rider may be of limited value to you. You should consult your tax advisor before you select this optional rider if you have any questions about the use of this rider in your tax situation;

o LIMITATIONS ON PURCHASE PAYMENTS: We limit the cumulative amount of additional purchase payments to $100,000.

o NON-CANCELABLE: Once elected, the Guarantor Withdrawal Benefit rider may not be cancelled and the fee will continue to be deducted until the contract is terminated, the contract value reduces to zero (described below) or annuity payouts begin.

o INTERACTION WITH THE TOTAL FREE AMOUNT (TFA) CONTRACT PROVISION: The TFA is the amount you are allowed to withdraw in each contract year without incurring a withdrawal charge (see "Charges -- Withdrawal Charge"). The TFA may be greater than GBP under this rider. Any amount you withdraw in a contract year under the contract's TFA provision that exceeds the GBP is subject to the excess withdrawal procedures for the GBA and RBA described below.

You should consult your tax advisor if you have any questions about the use of this rider in your tax situation:


o TAX CONSIDERATIONS FOR NON-QUALIFIED ANNUITIES: Withdrawals before age 59 1/2 may incur a 10% IRS early withdrawal penalty and may be considered taxable income;


o TAX CONSIDERATIONS FOR QUALIFIED ANNUITIES: Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). If you have a qualified annuity, you may need to take an RMD. If you make a withdrawal in any contract year to satisfy an RMD, this may constitute an excess withdrawal, as defined below, and the excess withdrawal procedures described below will apply. Under the terms of the enhanced rider, we allow you to satisfy the RMD based on the life expectancy RMD for your contract and the requirements of the Code and regulations in effect when you purchase your contract, without the withdrawal being treated as an excess withdrawal.

      For owners subject to RMD rules under Section 401(a)(9), our current administrative practice under both the original and enhanced rider is to allow amounts you withdraw to satisfy these rules without applying prompt excess withdrawal processing under the terms of the rider, subject to the following rules:


      (1) If your Annual Life Expectancy Required Minimum Distribution Amount (ALERMDA) is greater than the RBP from the beginning of the current contract year, an Additional Benefit Amount (ABA) will be set equal to that portion of your ALERMDA that exceeds the RBP.

      (2) Any withdrawals taken in a contract year will count first against and reduce the RBP for that contract year.

      (3) Once the RBP for the current contract year has been depleted, any additional amounts withdrawn will count against and reduce any ABA. These withdrawals will not be considered excess withdrawals as long as they do not exceed the remaining ABA.

      (4) Once the ABA has been depleted, any additional withdrawal amounts will be considered excess withdrawals and will initiate the excess withdrawal processing described in the Guarantor(SM) Withdrawal Benefit rider.

      The Annual Life Expectancy Required Minimum Distribution Amount (ALERMDA) is:

      (1)   determined by us each calendar year;

      (2) based solely on the value of the contract to which the Guarantor(SM) Withdrawal Benefit rider is attached as of the date we make the determination; and

      (3) based on the company's understanding and interpretation of the requirements for life expectancy distributions intended to satisfy the required minimum distribution rules under Section 401(a)(9) and the Treasury Regulations promulgated thereunder, as applicable, on the effective date of this prospectus to:

            1.    an individual retirement annuity (Section 408(b));

            2.    a Roth individual retirement account (Section 408A);

            3.    a Simplified Employee Pension plan (Section 408(k));

            4.    a tax-sheltered annuity rollover (Section 403(b)).


      We reserve the right to discontinue our administrative practice described above and will give you 30 days' written notice of any such change.



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      In the future, the requirements under the Code for such distributions may change and the life expectancy amount calculation provided under your Guarantor(SM) Withdrawal Benefit rider may not be sufficient to satisfy the requirements under the Code for these types of distributions. In such a situation, amounts withdrawn to satisfy such distribution requirements will exceed your RBP amount and may result in the reduction of your GBA and RBA as described under the excess withdrawal provision of the rider.


      RMD rules follow the calendar year which most likely does not coincide with your contract year and therefore may limit when you can take your RMD and not be subject to excess withdrawal processing.


      In cases where the Code does not allow the life expectancy of a natural person to be used to calculate the required minimum distribution amount (e.g. ownership by a trust or a charity), we will calculate the life expectancy RMD amount calculated by us as zero in all years. The life expectancy required minimum distribution amount calculated by us will also equal zero in all years.


THE TERMS "GUARANTEED BENEFIT AMOUNT" AND "REMAINING BENEFIT AMOUNT" ARE DESCRIBED BELOW. EACH IS USED IN THE OPERATION OF THE GBP, THE RBP, THE ELECTIVE STEP UP, THE ANNUAL STEP UP, THE SPECIAL SPOUSAL CONTINUATION STEP UP AND THE GUARANTEED WITHDRAWAL BENEFIT ANNUITY PAYOUT OPTION.


GUARANTEED BENEFIT AMOUNT

The Guaranteed Benefit Amount (GBA) is equal to the initial purchase payment, plus any purchase payment credits, adjusted for subsequent purchase payments, any purchase payment credits, partial withdrawals in excess of the GBP, and step ups. The maximum GBA is $5,000,000.

THE GBA IS DETERMINED AT THE FOLLOWING TIMES:

o At contract issue -- the GBA is equal to the initial purchase payment, plus any purchase payment credit;

o When you make additional purchase payments -- each additional purchase payment plus any purchase payment credit has its own GBA equal to the amount of the purchase payment plus any purchase payment credit. The total GBA when an additional purchase payment and purchase payment credit are added is the sum of the individual GBAs immediately prior to the receipt of the additional purchase payment, plus the GBA associated with the additional purchase payment;

o At step up -- (see "Elective Step Up" and "Annual Step Up" headings below).

o     When you make a partial withdrawal:

      (a) and all of your withdrawals in the current contract year, including the current withdrawal, are less than or equal to the GBP -- the GBA remains unchanged. Note that if the partial withdrawal is taken during the first three years, the GBA and the GBP are calculated after the reversal of any prior step ups;

      (b) and all of your withdrawals in the current contract year, including the current withdrawal, are greater than the GBP -- THE FOLLOWING EXCESS WITHDRAWAL PROCEDURE WILL BE APPLIED TO THE GBA. Note that if the partial withdrawal is taken during the first three years, the GBA and the GBP are calculated after the reversal of any prior step ups:

      (c) under the original rider in a contract year after a step up but before the third contract anniversary -- THE FOLLOWING EXCESS WITHDRAWAL PROCEDURE WILL BE APPLIED TO THE GBA. Note that if the partial withdrawal is taken during the first three years, the GBA and the GBP are calculated after the reversal of any prior step ups:

GBA EXCESS WITHDRAWAL PROCEDURE

The total GBA will automatically be reset to the lesser of (a) the total GBA immediately prior to the withdrawal; or (b) the contract value immediately following the withdrawal. If there have been multiple purchase payments, each payment's GBA after the withdrawal will be reset to equal that payment's RBA after the withdrawal plus (a) times (b), where:

(a) is the ratio of the total GBA after the withdrawal less the total RBA after the withdrawal to the total GBA before the withdrawal less the total RBA after the withdrawal; and

(b) is each payment's GBA before the withdrawal less that payment's RBA after the withdrawal.

REMAINING BENEFIT AMOUNT

The remaining benefit amount (RBA) at any point is the total guaranteed amount available for future partial withdrawals. The maximum RBA is $5,000,000.

THE RBA IS DETERMINED AT THE FOLLOWING TIMES:

o At contract issue -- the RBA is equal to the initial purchase payment plus any purchase payment credit;

o When you make additional purchase payments -- each additional purchase payment plus any purchase payment credit has its own RBA equal to the amount of the purchase payment plus any purchase payment credit. The total RBA when an additional purchase payment and purchase payment credit are added is the sum of the individual RBAs immediately prior to the receipt of the additional purchase payment, plus the RBA associated with the additional payment;

o At step up -- (see "Elective Step Up" and "Annual Step Up" headings below).


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o     When you make a partial withdrawal:

      (a) and all of your withdrawals in the current contract year, including the current withdrawal, are less than or equal to the GBP -- the RBA becomes the RBA immediately prior to the partial withdrawal, less the partial withdrawal. Note that if the partial withdrawal is taken during the first three years, the RBA and the GBP are calculated after the reversal of any prior step ups;

      (b) and all of your withdrawals in the current contract year, including the current withdrawal, are greater than the GBP -- THE FOLLOWING EXCESS WITHDRAWAL PROCEDURE WILL BE APPLIED TO THE RBA. Note that if the partial withdrawal is taken during the first three years, the RBA and the GBP are calculated after the reversal of any prior step ups;

      (c) under the original rider after a step up but before the third contract anniversary -- THE FOLLOWING EXCESS WITHDRAWAL PROCEDURE WILL BE APPLIED TO THE RBA. Note that if the partial withdrawal is taken during the first three years, the RBA and the GBP are calculated after the reversal of any prior step ups;

RBA EXCESS WITHDRAWAL PROCEDURE

The RBA will automatically be reset to the lesser of (a) the contract value immediately following the withdrawal, or (b) the RBA immediately prior to the withdrawal, less the amount of the withdrawal.

If there have been multiple purchase payments, any reduction of the RBA will be taken out of each payment's RBA in the following manner:

The withdrawal amount up to the remaining benefit payment (defined below) is taken out of each RBA bucket in proportion to its remaining benefit payment at the time of the withdrawal; and the withdrawal amount above the remaining benefit payment and any amount determined by the excess withdrawal procedure are taken out of each RBA bucket in proportion to its RBA at the time of the withdrawal.

GUARANTEED BENEFIT PAYMENT


Under the original rider, the GBP is the amount you may withdraw under the terms of the rider in each contract year, subject to certain restrictions prior to the third anniversary.


Under the enhanced rider, the GBP is the withdrawal amount that you are entitled to take each contract year after the third anniversary until the RBA is depleted.


RIDER A: Under the original rider, the GBP is equal to 7% of the GBA. Under the enhanced rider, the GBP is the lesser of (a) 7% of the GBA, or (b) the RBA. Under both the original and enhanced riders, if you withdraw less than the GBP in a contract year, there is no carry over to the next contract year.

RIDER B: Under both the original and enhanced riders, the GBP is the lesser of
(a) 7% of the GBA; or (b) the RBA. If you withdraw less than the GBP in a contract year, there is no carry over to the next contract year.


REMAINING BENEFIT PAYMENT

Under the original rider, at the beginning of each contract year, the remaining benefit payment (RBP) is set as the lesser of (a) the GBP, or (b) the RBA.

Under the enhanced rider, at the beginning of each contract year, during the first three years and prior to any withdrawal, the RBP for each purchase payment is set equal to that purchase payment plus any purchase payment credit, multiplied by 7%. At the beginning of any other contract year, each individual RBP is set equal to each individual GBP.

Each additional purchase payment has its own RBP established equal to that payment's GBP. The total RBP is equal to the sum of the individual RBPs.

Whenever a partial withdrawal is made, the RBP equals the RBP immediately prior to the partial withdrawal less the amount of the partial withdrawal, but not less than zero.

ELECTIVE STEP UP (UNDER THE ORIGINAL RIDER ONLY)

You have the option to increase the RBA, the GBA, the GBP and the RBP beginning with the first contract anniversary. An annual elective step up option is available for 30 days after the contract anniversary. The elective step up option allows you to step up the remaining benefit amount and guaranteed benefit amount to the contract value on the valuation date we receive your written request to step up.


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The elective step up is subject to the following rules:

o if you do not take any withdrawals during the first three contract years, you may step up annually beginning with the first contract anniversary;

o if you take any withdrawals during the first three contract years, the annual elective step up will not be available until the third contract anniversary;

o if you step up on the first or second contract anniversary but then take a withdrawal prior to the third contract anniversary, you will lose any prior step ups and the withdrawal will be considered an excess withdrawal subject to the GBA and RBA excess withdrawal procedures discussed under the "Guaranteed Benefit Amount" and "Remaining Benefit Amount" headings above; and

o you may take withdrawals on or after the third contract anniversary without reversal of previous step ups.


You may elect a step up only once each contract year within 30 days after the contract anniversary. Once a step up has been elected, another step up may not be elected until the next contract anniversary.

RIDER A: You may only step up if your contract value on the valuation date we receive your written request to step up is greater than the RBA. The elective step up will be determined as follows:


o The effective date of the elective step up is the valuation date we receive your written request to step up.

o The RBA will be increased to an amount equal to the contract value on the valuation date we receive your written request to step up.

o The GBA will be increased to an amount equal to the greater of (a) the GBA immediately prior to the elective step up; or (b) the contract value on the valuation date we receive your written request to step up.

o The GBP will be increased to an amount equal to the greater of (a) the GBP immediately prior to the elective step up; or (b) 7% of the GBA after the elective step up.

o The RBP will be increased to the lesser of (a) the RBA after the elective step up; or (b) the GBP after the elective step up less any withdrawals made during that contract year.


RIDER B: You may only step up if your contract anniversary value is greater than the RBA. The elective step up will be determined as follows:


o     The effective date of the elective step up is the contract anniversary.

o The RBA will be increased to an amount equal to the contract anniversary value.

o The GBA will be increased to an amount equal to the greater of (a) the GBA immediately prior to the elective step up; or (b) the contract anniversary value.

o The GBP will be increased to an amount equal to the greater of (a) the GBP immediately prior to the elective step up; or (b) 7% of the GBA after the elective step up.

o The RBP will be increased to the lesser of (a) the RBA after the elective step up; or (b) the GBP after the elective step up.


ANNUAL STEP UP (UNDER THE ENHANCED RIDER ONLY)


Beginning with the first contract anniversary after you accept the enhanced rider, an increase of the RBA, the GBA, the GBP and the RBP may be available. A step up does not create contract value, guarantee performance of any investment options, or provide a benefit that can be withdrawn or paid upon death. Rather, a step up determines the current values of the GBA, RBA, GBP and RBP, and may extend the payment period or increase allowable payment.

The annual step up is subject to the following rules:

o The annual step up is available when the RBA would increase on the step up date. The applicable step up date depends on whether the annual step up is applied on an automatic or elective basis.

o If the application of the step does not increase the rider charge, the annual step up will be automatically applied to your contract and the step up date is the contract anniversary date.

o If the application of the step up would increase the rider charge, the annual step up is not automatically applied. Instead, you have the option to step up for 30 days after the contract anniversary. If you exercise the elective annual step up option, you will pay the rider charge in effect on the step up date. If you wish to exercise the elective annual step up option, we must receive a request from you or your investment professional. The step up date is the date we receive your request to step up. If your request is received after the close of business, the step up date will be the next valuation day.

o     Only one step up is allowed each contract year.

o If you take any withdrawals during the first three contract years, any previously applied step ups will be reversed and the annual step up will not be available until the third contract anniversary;

o You may take withdrawals on or after the third contract anniversary without reversal of previous step ups.


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The annual step up will be determined as follows:

o The RBA will be increased to an amount equal to the contract value on the step up date.

o The GBA will be increased to an amount equal to the greater of (a) the GBA immediately prior to the annual step up; or (b) the contract value on the step up date.

o The GBP will be calculated as described earlier, but based on the increased GBA and RBA.

o     The RBP will be reset as follows:

      (a) Prior to any withdrawals during the first three years, the RBP will not be affected by the step up.


      (b) At any other time, the RBP will be reset as the increased GBP less all prior withdrawals made during the current contract year, but not less than zero.


SPOUSAL CONTINUATION AND SPECIAL SPOUSAL CONTINUATION STEP UP


If a surviving spouse elects to continue the contract, this rider also continues. The spousal continuation step up is in addition to the elective step up or the annual step up. When a spouse elects to continue the contract, any rider feature processing particular to the first three years of the contract as described in this prospectus no longer applies. The GBA, RBA and GBP values remain unchanged. The RBP is automatically reset to the GBP less all prior withdrawals made in the current contract year, but not less than zero.

RIDER A: A surviving spouse may elect a spousal continuation step up by written request within 30 days following the spouse's election to continue the contract. This step up may be made even if withdrawals have been taken under the contract during the first three years. Under this step up, the RBA will be reset to the greater of the RBA or the contract value on the valuation date we receive the spouse's written request to step up; the GBA will be reset to the greater of the GBA or the contract value on the same valuation date. If a spousal continuation step up is elected and we have increased the charge for the rider for new contract owners, the spouse will pay the charge that is in effect on the valuation date we receive the written request to step up.

It is our current administrative practice to process the spousal continuation step up as described in the next paragraph; however, we reserve the right to discontinue our administrative practice and will give you 30 days' written notice of any such change.

At the time of spousal continuation, a step-up may be available. All annual step-up rules (see "Annual Step-Up" heading above), other than those that apply to the waiting period, also apply to the spousal continuation step-up. If the spousal continuation step-up is processed automatically, the step-up date is the valuation date spousal continuation is effective. If not, the spouse must elect the step up and must do so within 30 days of the spousal continuation date. If the spouse elects the spousal continuation step up, the step-up date is the valuation date we receive the spouse's written request to step-up if we receive the request by the close of business on that day, otherwise the next valuation date.

RIDER B: A spousal continuation step up occurs automatically when the spouse elects to continue the contract. The rider charge will not change upon this automatic step up. Under this step up, the RBA will be reset to the greater of the RBA on the valuation date we receive the spouse's written request to continue the contract and the death benefit that would otherwise have been paid; the GBA will be reset to the greater of the GBA on the valuation date we receive the spouse' written request to continue the contract and the death benefit that would otherwise have been paid.

GUARANTEED WITHDRAWAL BENEFIT ANNUITY PAYOUT OPTION

Several annuity payout plans are available under the contract. As an alternative to these annuity payout plans, a fixed annuity payout option is available under the Guarantor(SM) Withdrawal Benefit.


Under this option the amount payable each year will be equal to the future schedule of GBPs, but the total amount paid over the life of the annuity will not exceed the current total RBA at the time you begin this fixed annuity option. These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at that time but will be no less frequent than annually. If, at the death of the owner, total payments have been made for less than the RBA, the remaining payments will be paid to the beneficiary (see "The Annuity Payout Period" and "Taxes").

This annuity payout option may also be elected by the beneficiary of a contract as a settlement option. Whenever multiple beneficiaries are designated under the contract, each such beneficiary's share of the proceeds if they elect this option will be in proportion to their applicable designated beneficiary percentage. Beneficiaries of nonqualified contracts may elect this settlement option subject to the distribution requirements of the contract. We reserve the right to adjust the future schedule of GBPs if necessary to comply with the Code.


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IF CONTRACT VALUE REDUCES TO ZERO

If the contract value reduces to zero and the RBA remains greater than zero, the following will occur:

o     you will be paid according to the annuity payout option described above;

o     we will no longer accept additional purchase payments;

o     you will no longer be charged for the rider;

o     any attached death benefit riders will terminate; and

o the death benefit becomes the remaining payments under the annuity payout option described above.

If the contract value falls to zero and the RBA is depleted, the Guarantor(SM) Withdrawal Benefit rider and the contract will terminate.


EXAMPLE OF THE GUARANTOR(SM) WITHDRAWAL BENEFIT (APPLIES TO RIDER A AND RIDER
B)


ASSUMPTION:

o     You purchase the contract with a payment of $100,000 on May 1, 2007.

   The Guaranteed Benefit Amount (GBA) equals your purchase payment:             $ 100,000
   The Guaranteed Benefit Payment (GBP) equals 7% of your GBA:
      0.07 x $100,000 =                                                          $   7,000
   The Remaining Benefit Amount (RBA) equals your purchase payment:              $ 100,000
   On May 1, 2008 the contract value grows to $110,000. You decide to step up your benefit.
   The RBA equals 100% of your contract value:                                   $ 110,000
   The GBA equals 100% of your contract value:                                   $ 110,000
   The GBP equals 7% of your stepped-up GBA:
      0.07 x $110,000 =                                                          $   7,700
   On Nov. 1, 2010 you decide to take a partial withdrawal of $7,700.
   You took a partial withdrawal equal to your GBP, so your RBA equals the prior RBA less the amount of the partial withdrawal:
      $110,000 - $7,700 =                                                        $ 102,300
   The GBA equals the GBA immediately prior to the partial withdrawal:           $ 110,000
   The GBP equals 7% of your GBA:
      0.07 x $110,000 =                                                          $   7,700
   On May 1, 2011 you make an additional purchase payment of $50,000.
   The new RBA for the contract is equal to your prior RBA plus 100%
   of the additional purchase payment:
      $102,300 + $50,000 =                                                       $ 152,300
   The new GBA for the contract is equal to your prior GBA plus 100%
   of the additional purchase payment:
      $110,000 + $50,000 =                                                       $ 160,000
   The new GBP for the contract is equal to your prior GBP plus 7% of the additional purchase payment:
      $7,700 + $3,500 =                                                          $  11,200
   On May 1, 2012 your contract value grows to $200,000. You decide to step up your benefit.
   The RBA equals 100% of your contract value:                                   $ 200,000
   The GBA equals 100% of your contract value:                                   $ 200,000
   The GBP equals 7% of your stepped-up GBA:
      0.07 x $200,000 =                                                          $  14,000


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

   On Nov. 1, 2013 your contract value grows to $230,000. You decide to take a partial withdrawal of $20,000. You took more than your GBP of
   $14,000 so your RBA gets reset to the lesser of:
      (1) your contract value immediately following the partial withdrawal;
            $230,000 - $20,000 =                                                 $ 210,000
      OR
      (2) your prior RBA less the amount of the partial withdrawal.
            $200,000 - $20,000 =                                                 $ 180,000
   Reset RBA = lesser of (1) or (2) =                                            $ 180,000
   The GBA gets reset to the lesser of:
      (1) your prior GBA                                                         $ 200,000
      OR
      (2) your contract value immediately following the partial withdrawal;
            $230,000 - $20,000 =                                                 $ 210,000
   Reset GBA = lesser of (1) or (2) =                                            $ 200,000
   The Reset GBP is equal to 7% of your Reset GBA:
      0.07 x $200,000 =                                                          $  14,000
   On Nov. 1, 2014 your contract value falls to $175,000. You decide to take a partial withdrawal of $25,000. You took more than your
   GBP of $14,000 so your RBA gets reset to the lesser of:
      (1) your contract value immediately following the partial withdrawal;
            $175,000 - $25,000 =                                                 $ 150,000
      OR
      (2) your prior RBA less the amount of the partial withdrawal.
            $180,000 - $25,000 =                                                 $ 155,000
   Reset RBA = lesser of (1) or (2) =                                            $ 150,000
   The GBA gets reset to the lesser of:
      (1) your prior GBA;                                                        $ 200,000
      OR
      (2) your contract value immediately following the partial withdrawal;
            $175,000 - $25,000 =                                                 $ 150,000
   Reset GBA = lesser of (1) or (2) =                                            $ 150,000
   The Reset GBP is equal to 7% of your Reset GBA:
      0.07 x $150,000 =                                                          $  10,500


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


APPENDIX I: INCOME ASSURER BENEFIT(SM) RIDERS


INCOME ASSURER BENEFIT(SM) RIDERS


The following three optional Income Assurer Benefit(SM) riders were available under your contract if you purchased your contract prior to May 1, 2007. These riders are no longer available for purchase.


o     Income Assurer Benefit(SM) - MAV;

o     Income Assurer Benefit(SM) - 5% Accumulation Benefit Base; or

o     Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit
      Base.

The Income Assurer Benefit(SM) riders are intended to provide you with a guaranteed minimum income regardless of the volatility inherent in the investments in the subaccounts. The riders benchmark the contract growth at each anniversary against several comparison values and set the guaranteed income benefit base (described below) equal to the largest value. The guaranteed income benefit base, less any applicable premium tax, is the value we apply to the guaranteed annuity purchase rates stated in Table B of the contract to calculate the minimum annuity payouts you will receive if you exercise the rider. If the guaranteed income benefit base is greater than the contract value, the guaranteed income benefit base may provide a higher annuity payout level than is otherwise available. However, the riders use guaranteed annuity purchase rates which may result in annuity payouts that are less than those using the annuity purchase rates that we may apply at annuitization under the standard contract provisions. Therefore, the level of income provided by the riders may be less than the contract otherwise provides. If the annuity payouts through the standard contract provisions are more favorable than the payouts available through the riders, you will receive the higher standard payout option. The guaranteed income benefit base does not create contract value or guarantee the performance of any investment option.


The general information in this section applies to each Income Assurer Benefit(SM) rider.

HERE ARE SOME GENERAL TERMS THAT ARE USED TO DESCRIBE THE INCOME ASSURER BENEFIT(SM) RIDERS IN THE SECTIONS BELOW:


GUARANTEED INCOME BENEFIT BASE: The guaranteed income benefit base is the value that will be used to determine minimum annuity payouts when the rider is exercised. It is an amount we calculate, depending on the Income Assurer Benefit(SM) rider you choose, that establishes a benefit floor. When the benefit floor amount is greater than the contract value, there may be a higher annuitization payout than if you annuitized your contract without the Income Assurer Benefit(SM). Your annuitization payout will never be less than that provided by your contract value.


EXCLUDED INVESTMENT OPTIONS: These investment options are listed in your contract under contract data and will include the RiverSource Variable Portfolio - Cash Management Fund and/or the one-year fixed account. Excluded investment options are not used in the calculation of this riders' variable account floor for the Income Assurer Benefit(SM) - 5% Accumulation Benefit Base and the Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit Base.


EXCLUDED PAYMENTS: These are purchase payments and any purchase payment credits paid in the last five years before exercise of the benefit which we will exclude from the calculation of the guaranteed income benefit base whenever they equal $50,000 or more, or if they equal 25% or more of total purchase payments and any purchase payment credits.

PROPORTIONATE ADJUSTMENTS FOR PARTIAL WITHDRAWALS: These are calculated as the product of (a) times (b) where:


(a) is the ratio of the amount of the partial withdrawal (including any withdrawal charges) to the contract value on the date of (but prior to) the partial withdrawal; and


(b)   is the benefit on the date of (but prior to) the partial withdrawal.

PROTECTED INVESTMENT OPTIONS: All investment options available under this contract that are not defined as Excluded Investment options under contract data are known as protected investment options for purposes of this rider and are used in the calculation of the variable account floor for the Income Assurer Benefit(SM) - 5% Accumulation Benefit Base and the Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit Base.

WAITING PERIOD: This rider can only be exercised after the expiration of a 10-year waiting period. The 10-year waiting period will be restarted if you elect to change your model portfolio to one that causes the rider charge to increase more than 0.20% whenever the remaining waiting period just prior to the change is less than three years (see "Charges -- Income Assurer Benefit(SM)").


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THE FOLLOWING ARE GENERAL PROVISIONS THAT APPLY TO EACH INCOME ASSURER
BENEFIT(SM):

EXERCISING THE RIDER

Rider exercise conditions are:

o you may only exercise the Income Assurer Benefit(SM) rider within 30 days after any contract anniversary following the expiration of the waiting period;

o     the annuitant on the retirement date must be between 50 to 86 years old;
      and

o you can only take an annuity payment in one of the following annuity payout plans:

      Plan A -- Life Annuity - No Refund;

      Plan B -- Life Annuity with Ten or Twenty Years Certain;

      Plan D -- Joint and Last Survivor Life Annuity - No Refund;

                Joint and Last Survivor Life Annuity with Twenty Years
                Certain; or

      Plan E -- Twenty Years Certain.

After the expiration of the waiting period, the Income Assurer Benefit(SM) rider guarantees a minimum amount of fixed annuity lifetime income during annuitization or the option of variable annuity payouts with a guaranteed minimum initial payout or a combination of the two options.

If your contract value falls to zero as the result of adverse market performance or the deduction of fees and/or charges at any time, the contract and all its riders, including this rider, will terminate without value and no benefits will be paid on account of such termination. EXCEPTION: if you are still living, and the annuitant is between 50 and 86 years old, an amount equal to the guaranteed income benefit base will be paid to you under the annuity payout plan and frequency that you select, based upon the fixed or variable annuity payouts described above. The guaranteed income benefit base will be calculated and annuitization will occur at the following times.

o If the contract value falls to zero during the waiting period, the guaranteed income benefit base will be calculated and annuitization will occur on the valuation date after the expiration of the waiting period, or when the annuitant attains age 50 if later.

o If the contract value falls to zero after the waiting period, the guaranteed income benefit base will be calculated and annuitization will occur immediately, or when the annuitant attains age 50 if later.

Fixed annuity payouts under this rider will occur at the guaranteed annuity purchase rates based on the "2000 Individual Annuitant Mortality Table A" with 100% Projection Scale G and a 2.0% interest rate for contracts purchased on or after June 19, 2006.(1) These are the same rates used in Table B of the contract (see "The Annuity Payout Period -- Annuity Tables"). Your annuity payouts remain fixed for the lifetime of the annuity payout period.

First year variable annuity payouts are calculated in the same manner as fixed annuity payouts. Once calculated, your variable annuity payouts remain unchanged for the first year. After the first year, subsequent annuity payouts are variable and depend on the performance of the subaccounts you select. Variable annuity payouts after the first year are calculated using the following formula:

      Pt-1 (1 + i)
      ------------- = Pt
          1.05

            Pt-1 = prior annuity payout

            Pt   = current annuity payout

            i    = annualized subaccount performance

Each subsequent variable annuity payout could be more or less than the previous variable annuity payout if the subaccount investment performance is greater or less than the 5% assumed investment rate. If your subaccount performance equals 5%, your variable annuity payout will be unchanged from the previous variable annuity payout. If your subaccount performance is in excess of 5%, your variable annuity payout will increase from the previous variable annuity payout. If your subaccount investment performance is less than 5%, your variable annuity payout will decrease from the previous variable annuity payout.

(1) For all other contracts, the guaranteed annuity purchase rates are based on the "1983 Individual Annuitant Mortality Table A" with 100% Projection Scale G and a 2.0% interest rate.


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

TERMINATING THE RIDER

Rider termination conditions are:

o you may terminate the rider within 30 days following the first anniversary after the effective date of the rider;

o you may terminate the rider any time after the expiration of the waiting period;

o the rider will terminate on the date you make a full withdrawal from the contract, or annuitization begins, or on the date that a death benefit is payable; and

o the rider will terminate* on the contract anniversary after the annuitant's 86th birthday.

* The rider and annual fee terminate on the contract anniversary after the annuitant's 86th birthday, however, if you exercise the Income Assurer Benefit(SM) rider before this time, your benefits will continue according to the annuity payout plan you have selected.

YOU MAY SELECT ONE OF THE INCOME ASSURER BENEFIT(SM) RIDERS DESCRIBED BELOW:

INCOME ASSURER BENEFIT(SM) - MAV

The guaranteed income benefit base for the Income Assurer Benefit(SM) - MAV is the greater of these three values:

1.    contract value; or

2. the total purchase payments and any purchase payment credits made to the contract minus proportionate adjustments for partial withdrawals; or

3.    the maximum anniversary value.

MAXIMUM ANNIVERSARY VALUE (MAV) -- is zero prior to the first contract anniversary after the effective date of the rider. On the first contract anniversary after the effective date of the rider, we set the MAV as the greater of these two values:

(a)   current contract value; or

(b) total payments and any purchase payment credits made to the contract minus proportionate adjustments for partial withdrawals.

Thereafter, we increase the MAV by any additional purchase payments and any purchase payment credits and reduce the MAV by proportionate adjustments for partial withdrawals. Every contract anniversary after that prior to the earlier of your or the annuitant's 81st birthday, we compare the MAV to the current contract value and we reset the MAV to the higher amount.

WHEN WE EXERCISE OUR RIGHT TO NOT REFLECT EXCLUDED PAYMENTS IN THE CALCULATION OF THE GUARANTEED INCOME BENEFIT BASE, WE WILL CALCULATE THE GUARANTEED INCOME BENEFIT BASE AS THE GREATEST OF THESE THREE VALUES:

1.    contract value less the market value adjusted excluded payments; or

2. total purchase payments plus any purchase payment credits, less excluded payments, less proportionate adjustments for partial withdrawals; or

3.    the MAV, less market value adjusted excluded payments.

MARKET VALUE ADJUSTED EXCLUDED PAYMENTS are calculated as the sum of each excluded purchase payment and any purchase payment credit multiplied by the ratio of the current contract value over the estimated contract value on the anniversary prior to such purchase payment. The estimated contract value at such anniversary is calculated by assuming that payments, any credits, and partial withdrawals occurring in a contract year take place at the beginning of the year for that anniversary and every year after that to the current contract year.

INCOME ASSURER BENEFIT(SM) - 5% ACCUMULATION BENEFIT BASE

The guaranteed income benefit base for the Income Assurer Benefit - 5% Accumulation Benefit Base is the greater of these three values:

1.    contract value; or

2. the total purchase payments and any purchase payment credits made to the contract minus proportionate adjustments for partial withdrawals; or

3.    the 5% variable account floor.

5% VARIABLE ACCOUNT FLOOR - is equal to the contract value in the excluded investment options plus the variable account floor. The Income Assurer Benefit(SM) 5% variable account floor is calculated differently and is not the same value as the death benefit 5% variable account floor.

The variable account floor is zero from the effective date of this rider and until the first contract anniversary after the effective date of this rider. On the first contract anniversary after the effective date of this rider the variable account floor is:

o the total purchase payments and any purchase payment credits made to the protected investment options minus adjusted partial withdrawals and transfers from the protected investment options; plus

o an amount equal to 5% of your initial purchase payment and any purchase payment credit allocated to the protected investment options.


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On any day after the first contract anniversary following the effective date of this rider, when you allocate additional purchase payments and purchase payment credits to or withdraw or transfer amounts from the protected investment options, we adjust the variable account floor by adding the additional purchase payment and any purchase payment credit and subtracting adjusted withdrawals and adjusted transfers. On each subsequent contract anniversary after the first anniversary of the effective date of this rider, prior to the earlier of your or the annuitant's 81st birthday, we increase the variable account floor by adding the amount ("roll-up amount") equal to 5% of the prior contract anniversary's variable account floor.

The amount of purchase payment and any purchase payment credits withdrawn from or transferred between the excluded investment options and the protected investment options is calculated as (a) times (b) where:

(a) is the amount of purchase payment and any purchase payment credits in the investment options being withdrawn or transferred on the date of but prior to the current withdrawal or transfer; and

(b) is the ratio of the amount of the transfer or withdrawal to the value in the investment options being withdrawn or transferred on the date of (but prior to) the current withdrawal or transfer.

The roll-up amount prior to the first anniversary is zero. Also, the roll-up amount on every anniversary after the earlier of your or the annuitant's 81st birthday is zero.

Adjusted withdrawals and adjusted transfers for the variable account floor are equal to the amount of the withdrawal or transfer from the protected investment options as long as the sum of the withdrawals and transfers from the protected investment options in a contract year do not exceed the roll-up amount from the prior contract anniversary.

If the current withdrawal or transfer from the protected investment options plus the sum of all prior withdrawals and transfers made from the protected investment options in the current policy year exceeds the roll-up amount from the prior contract anniversary we will calculate the adjusted withdrawal or adjusted transfer for the variable account floor as the result of (a) plus [(b) times (c)] where:

(a) is the roll-up amount from the prior contract anniversary less the sum of any withdrawals and transfers made from the protected investment options in the current policy year but prior to the current withdrawal or transfer. However, (a) can not be less than zero; and

(b) is the variable account floor on the date of (but prior to) the current withdrawal or transfer from the protected investment options less the value from (a); and


(c) is the ratio of [the amount of the current withdrawal (including any withdrawal charges) or transfer from the protected investment options less the value from (a)] to [the total in the protected investment options on the date of (but prior to) the current withdrawal or transfer from the protected investment options less the value from (a)].


WHEN WE EXERCISE OUR RIGHT TO NOT REFLECT EXCLUDED PAYMENTS IN THE CALCULATION OF THE GUARANTEED INCOME BENEFIT BASE, WE WILL CALCULATE THE GUARANTEED INCOME BENEFIT BASE AS THE GREATEST OF THESE THREE VALUES:

1. contract value less the market value adjusted excluded payments (described above); or

2. total purchase payments and any purchase payment credits, less excluded payments, less proportionate adjustments for partial withdrawals; or

3.    the 5% variable account floor, less 5% adjusted excluded payments.

5% ADJUSTED EXCLUDED PAYMENTS are calculated as the sum of each excluded payment and any credit accumulated at 5% for the number of full contract years they have been in the contract.

INCOME ASSURER BENEFIT(SM) - GREATER OF MAV OR 5% ACCUMULATION BENEFIT BASE

The guaranteed income benefit base for the Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit Base is the greater of these four values:

1.    the contract value;

2. the total purchase payments and any purchase payment credits made to the contract minus proportionate adjustments for partial withdrawals;

3.    the MAV (described above); or

4.    the 5% variable account floor (described above).

WHEN WE EXERCISE OUR RIGHT TO NOT REFLECT EXCLUDED PAYMENTS IN THE CALCULATION OF THE GUARANTEED INCOME BENEFIT BASE, WE WILL CALCULATE THE GUARANTEED INCOME BENEFIT BASE AS THE GREATEST OF:

1. contract value less the market value adjusted excluded payments (described above);

2. total purchase payments and any purchase payment credits, less excluded payments, less proportionate adjustments for partial withdrawals;

3.    the MAV, less market value adjusted excluded payments (described above);
      or

4. the 5% Variable Account Floor, less 5% adjusted excluded payments (described above).


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RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -
ISSUED BY RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK - PROSPECTUS 97

EXAMPLES OF THE INCOME ASSURER BENEFIT(SM) RIDERS


The purpose of these following examples is to illustrate the operation of the Income Assurer Benefit(SM) Riders. The examples compare payouts available under the contract's standard annuity payout provisions with annuity payouts available under the riders based on the same set of assumptions. THE CONTRACT VALUES SHOWN ARE HYPOTHETICAL AND DO NOT REPRESENT PAST OR FUTURE PERFORMANCE. Actual contract values may be more or less than those shown and will depend on a number of factors, including but not limited to the investment experience of the subaccounts (referred to in the riders as "protected investment options") and the fees and charges that apply to your contract.

For each of the riders, we provide two annuity payout plan comparisons based on the hypothetical contract values we have assumed. The first comparison assumes that you select annuity payout Plan B, Life Annuity with 10 Years Certain. The second comparison assumes that you select annuity payout Plan D, Joint and Last Survivor Annuity - No Refund.

Remember that the riders require you to choose a Portfolio Navigator asset allocation model portfolio. The riders are intended to offer protection against market volatility in the subaccounts (protected investment options). Some Portfolio Navigator model portfolios include protected investment options and excluded investment options (RiverSource Variable Portfolio - Cash Management Fund, and if available under the contract, the one-year fixed account). Excluded investment options are not included in calculating the 5% variable account floor under the Income Assurer Benefit(SM) - 5% Accumulation Benefit Base rider and the Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit Base riders. Because the examples which follow are based on hypothetical contract values, they do not factor in differences in Portfolio Navigator model portfolios.

ASSUMPTIONS:


o     You purchase the contract with a payment of $100,000 on July 1, 2006;
      and


o you invest all contract value in the subaccounts (protected investment options); and

o you make no additional purchase payments, partial withdrawals or changes in model portfolio; and

o     the annuitant is male and age 55 at contract issue; and

o     the joint annuitant is female and age 55 at contract issue.

EXAMPLE -- INCOME ASSURER BENEFIT(SM) - MAV

Based on the above assumptions and taking into account fluctuations in contract value due to market conditions, we calculate the guaranteed income benefit base as:

                                            ASSUMED                 MAXIMUM             GUARANTEED
  CONTRACT                                 CONTRACT   PURCHASE    ANNIVERSARY             INCOME
ANNIVERSARY                                  VALUE    PAYMENTS   VALUE (MAV)(1)   BENEFIT BASE - MAV(2)
-------------------------------------------------------------------------------------------------------
     1                                     $108,000   $100,000      $108,000             $108,000
     2                                      125,000       none       125,000              125,000
     3                                      132,000       none       132,000              132,000
     4                                      150,000       none       150,000              150,000
     5                                       85,000       none       150,000              150,000
     6                                      121,000       none       150,000              150,000
     7                                      139,000       none       150,000              150,000
     8                                      153,000       none       153,000              153,000
     9                                      140,000       none       153,000              153,000
    10                                      174,000       none       174,000              174,000
    11                                      141,000       none       174,000              174,000
    12                                      148,000       none       174,000              174,000
    13                                      208,000       none       208,000              208,000
    14                                      198,000       none       208,000              208,000
    15                                      203,000       none       208,000              208,000
-------------------------------------------------------------------------------------------------------

(1) The MAV is limited after age 81, but the guaranteed income benefit base may increase if the contract value increases.

(2) The Guaranteed Income Benefit Base - MAV is a calculated number, not an amount that can be withdrawn. The Guaranteed Income Benefit Base - MAV does not create contract value or guarantee the performance of any investment option.


------------------------------------------------------------------------------

98 RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -
   ISSUED BY RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK - PROSPECTUS

PLAN B - LIFE ANNUITY WITH 10 YEARS CERTAIN

If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan B
- Life Annuity with 10 Years Certain would be:

                                 STANDARD PROVISIONS                                        IAB - MAV PROVISIONS
              ----------------------------------------------------------------------------------------------------------------------
  CONTRACT                        NEW TABLE(1)           OLD TABLE(1)                         NEW TABLE(1)          OLD TABLE(1)
ANNIVERSARY       ASSUMED      PLAN B - LIFE WITH     PLAN B - LIFE WITH     IAB - MAV     PLAN B - LIFE WITH    PLAN B - LIFE WITH
AT EXERCISE   CONTRACT VALUE   10 YEARS CERTAIN(2)   10 YEARS CERTAIN(2)   BENEFIT BASE    10 YEARS CERTAIN(2)   10 YEARS CERTAIN(2)
------------------------------------------------------------------------------------------------------------------------------------
     10          $174,000          $  772.56             $  774.30           $174,000          $  772.56              $  774.30
     11           141,000             641.55                642.96            174,000             791.70                 793.44
     12           148,000             691.16                692.64            174,000             812.58                 814.32
     13           208,000             996.32                998.40            208,000             996.32                 998.40
     14           198,000             974.16                976.14            208,000           1,023.36               1,025.44
     15           203,000           1,025.15              1,027.18            208,000           1,050.40               1,052.48
------------------------------------------------------------------------------------------------------------------------------------

(1) Effective June 19, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the "2000 Individual Annuitant Mortality Table A" (New Table), subject to state approval. Previously, our calculations were based on the "1983
      Individual Annuity Mortality Table A" (Old Table). If you purchased a contract prior to June 19, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after June 19, 2006, the table used under rider depends on which state you live in. Ask your investment professional which version of the rider, if any, is available in your state.

(2) The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

PLAN D - JOINT AND LAST SURVIVOR LIFE ANNUITY - NO REFUND

If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan D
- Joint and Last Survivor Life Annuity - No Refund would be:

                                  STANDARD PROVISIONS                                        IAB - MAV PROVISIONS
              ----------------------------------------------------------------------------------------------------------------------
  CONTRACT                         NEW TABLE(1)         OLD TABLE(1)                         NEW TABLE(1)          OLD TABLE(1)
ANNIVERSARY      ASSUMED          PLAN D - LAST         PLAN D - LAST        IAB - MAV       PLAN D - LAST         PLAN D - LAST
AT EXERCISE   CONTRACT VALUE  SURVIVOR NO REFUND(2) SURVIVOR NO REFUND(2)  BENEFIT BASE  SURVIVOR NO REFUND(2) SURVIVOR NO REFUND(2)
------------------------------------------------------------------------------------------------------------------------------------
    10           $174,000            $629.88               $622.92           $174,000            $629.88              $622.92
    11            141,000             521.70                516.06            174,000             643.80               636.84
    12            148,000             559.44                553.52            174,000             657.72               650.76
    13            208,000             807.04                796.64            208,000             807.04               796.64
    14            198,000             786.06                778.14            208,000             825.76               817.44
    15            203,000             826.21                818.09            208,000             846.56               838.24
------------------------------------------------------------------------------------------------------------------------------------

(1) Effective June 19, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the "2000 Individual Annuitant Mortality Table A" (New Table), subject to state approval. Previously, our calculations were based on the "1983
      Individual Annuity Mortality Table A" (Old Table). If you purchased a contract prior to June 19, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after June 19, 2006, the table used under rider depends on which state you live in. Ask your investment professional which version of the rider, if any, is available in your state.

(2) The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

NOTE: In the above examples, if you elected to begin receiving annuity payouts within 30 days after the 10th or the 13th contract anniversary, you would not benefit from the rider because the monthly annuity payout in these examples is the same as under the standard provisions of the contract. Because the examples are based on assumed contract values, not actual investment results, you should not conclude from the examples that the riders will provide higher payments more frequently than the standard provisions of the contract.


------------------------------------------------------------------------------

RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -
ISSUED BY RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK - PROSPECTUS 99

EXAMPLE -- INCOME ASSURER BENEFIT(SM) - 5% ACCUMULATION BENEFIT BASE

Based on the above assumptions and taking into account fluctuations in contract value due to market conditions, we calculate the guaranteed income benefit base as:

                                                                                               GUARANTEED
                                                                                                 INCOME
                                                     ASSUMED                                 BENEFIT BASE -
  CONTRACT                                          CONTRACT   PURCHASE   5% ACCUMULATION   5% ACCUMULATION
ANNIVERSARY                                           VALUE    PAYMENTS   BENEFIT BASE(1)   BENEFIT BASE(2)
-----------------------------------------------------------------------------------------------------------
      1                                             $108,000   $100,000       $105,000          $108,000
      2                                              125,000       none        110,250           125,000
      3                                              132,000       none        115,763           132,000
      4                                              150,000       none        121,551           150,000
      5                                               85,000       none        127,628           127,628
      6                                              121,000       none        134,010           134,010
      7                                              139,000       none        140,710           140,710
      8                                              153,000       none        147,746           153,000
      9                                              140,000       none        155,133           155,133
     10                                              174,000       none        162,889           174,000
     11                                              141,000       none        171,034           171,034
     12                                              148,000       none        179,586           179,586
     13                                              208,000       none        188,565           208,000
     14                                              198,000       none        197,993           198,000
     15                                              203,000       none        207,893           207,893
-----------------------------------------------------------------------------------------------------------

(1) The 5% Accumulation Benefit Base value is limited after age 81, but the guaranteed income benefit base may increase if the contract value increases.

(2) The Guaranteed Income Benefit Base - 5% Accumulation Benefit Base is a calculated number, not an amount that can be withdrawn. The Guaranteed
      Income Benefit Base - 5% Accumulation Benefit Base does not create contract value or guarantee the performance of any investment option.

PLAN B - LIFE ANNUITY WITH 10 YEARS CERTAIN

If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan B
- Life Annuity with 10 Years Certain would be:

                                STANDARD PROVISIONS                                        IAB - 5% RF PROVISIONS
             -----------------------------------------------------------------------------------------------------------------------
  CONTRACT                      NEW TABLE(1)           OLD TABLE(1)                          NEW TABLE(1)           OLD TABLE(1)
ANNIVERSARY      ASSUMED     PLAN B - LIFE WITH     PLAN B - LIFE WITH    IAB - 5% RF     PLAN B - LIFE WITH     PLAN B - LIFE WITH
AT EXERCISE  CONTRACT VALUE  10 YEARS CERTAIN(2)   10 YEARS CERTAIN(2)   BENEFIT BASE     10 YEARS CERTAIN(2)    10 YEARS CERTAIN(2)
------------------------------------------------------------------------------------------------------------------------------------
     10         $174,000         $  772.56              $  774.30          $174,000            $  772.56              $  774.30
     11          141,000            641.55                 642.96           171,034               778.20                 779.91
     12          148,000            691.16                 692.64           179,586               838.66                 840.46
     13          208,000            996.32                 998.40           208,000               996.32                 998.40
     14          198,000            974.16                 976.14           198,000               974.16                 976.14
     15          203,000          1,025.15               1,027.18           207,893             1,049.86               1,051.94
------------------------------------------------------------------------------------------------------------------------------------

(1) Effective June 19, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the "2000 Individual Annuitant Mortality Table A" (New Table), subject to state approval. Previously, our calculations were based on the "1983
      Individual Annuity Mortality Table A" (Old Table). If you purchased a contract prior to June 19, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after June 19, 2006, the table used under rider depends on which state you live in. Ask your investment professional which version of the rider, if any, is available in your state.

(2) The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.


------------------------------------------------------------------------------

100 RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -
    ISSUED BY RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK - PROSPECTUS

PLAN D - JOINT AND LAST SURVIVOR LIFE ANNUITY - NO REFUND

If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan D
- Joint and Last Survivor Life Annuity - No Refund would be:

                                 STANDARD PROVISIONS                                       IAB - 5% RF PROVISIONS
             -----------------------------------------------------------------------------------------------------------------------
  CONTRACT                        NEW TABLE(1)          OLD TABLE(1)                         NEW TABLE(1)          OLD TABLE(1)
ANNIVERSARY      ASSUMED         PLAN D - LAST         PLAN D - LAST      IAB - 5% RF       PLAN D - LAST          PLAN D - LAST
AT EXERCISE  CONTRACT VALUE  SURVIVOR NO REFUND(2) SURVIVOR NO REFUND(2)  BENEFIT BASE  SURVIVOR NO REFUND(2)  SURVIVOR NO REFUND(2)
------------------------------------------------------------------------------------------------------------------------------------
     10         $174,000            $629.88               $622.92           $174,000            $629.88                $622.92
     11          141,000             521.70                516.06            171,034             632.83                 625.98
     12          148,000             559.44                553.52            179,586             678.83                 671.65
     13          208,000             807.04                796.64            208,000             807.04                 796.64
     14          198,000             786.06                778.14            198,000             786.06                 778.14
     15          203,000             826.21                818.09            207,893             846.12                 837.81
------------------------------------------------------------------------------------------------------------------------------------

(1) Effective June 19, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the "2000 Individual Annuitant Mortality Table A" (New Table), subject to state approval. Previously, our calculations were based on the "1983
      Individual Annuity Mortality Table A" (Old Table). If you purchased a contract prior to June 19, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after June 19, 2006, the table used under rider depends on which state you live in. Ask your investment professional which version of the rider, if any, is available in your state.

(2) The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

NOTE: In the above examples, if you elected to begin receiving annuity payouts within 30 days after the 10th, 13th or the 14th contract anniversary, you would not benefit from the rider because the monthly annuity payout in these examples is the same as under the standard provisions of the contract. Because the examples are based on assumed contract values, not actual investment results, you should not conclude from the examples that the riders will provide higher payments more frequently than the standard provisions of the contract.

EXAMPLE -- INCOME ASSURER BENEFIT(SM) - GREATER OF MAV OR 5% ACCUMULATION BENEFIT BASE

Based on the above assumptions and taking into account fluctuations in contract value due to market conditions, we calculate the guaranteed income benefit base as:

                                                                                           GUARANTEED
                                                                                             INCOME
                                                                                         BENEFIT BASE -
                                                                                           GREATER OF
                                    ASSUMED                MAXIMUM                          MAV OR 5%
  CONTRACT                         CONTRACT   PURCHASE   ANNIVERSARY   5% ACCUMULATION    ACCUMULATION
ANNIVERSARY                          VALUE    PAYMENTS     VALUE(1)    BENEFIT BASE(1)   BENEFIT BASE(2)
--------------------------------------------------------------------------------------------------------
      1                            $108,000   $100,000     $108,000        $105,000         $108,000
      2                             125,000       none      125,000         110,250          125,000
      3                             132,000       none      132,000         115,763          132,000
      4                             150,000       none      150,000         121,551          150,000
      5                              85,000       none      150,000         127,628          150,000
      6                             121,000       none      150,000         134,010          150,000
      7                             139,000       none      150,000         140,710          150,000
      8                             153,000       none      153,000         147,746          153,000
      9                             140,000       none      153,000         155,133          155,133
     10                             174,000       none      174,000         162,889          174,000
     11                             141,000       none      174,000         171,034          174,000
     12                             148,000       none      174,000         179,586          179,586
     13                             208,000       none      208,000         188,565          208,000
     14                             198,000       none      208,000         197,993          208,000
     15                             203,000       none      208,000         207,893          208,000
--------------------------------------------------------------------------------------------------------

(1) The MAV and 5% Accumulation Benefit Base are limited after age 81, but the guaranteed income benefit base may increase if the contract value increases.

(2)   The Guaranteed Income Benefit Base - Greater of MAV or 5% Accumulation
      Benefit Base is a calculated number, not an amount that can be withdrawn. The Guaranteed Income Benefit Base - Greater of MAV or 5%
      Accumulation Benefit Base does not create contract value or guarantee the performance of any investment option.


------------------------------------------------------------------------------

RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -
ISSUED BY RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK - PROSPECTUS 101

PLAN B - LIFE ANNUITY WITH 10 YEARS CERTAIN

If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan B
- Life Annuity with 10 Years Certain would be:

                               STANDARD PROVISIONS                                            IAB - MAX PROVISIONS
             -----------------------------------------------------------------------------------------------------------------------
  CONTRACT                        NEW TABLE(1)         OLD TABLE(1)                           NEW TABLE(1)          OLD TABLE(1)
ANNIVERSARY     ASSUMED        PLAN B - LIFE WITH   PLAN B - LIFE WITH      IAB - MAX      PLAN B - LIFE WITH    PLAN B - LIFE WITH
AT EXERCISE  CONTRACT VALUE   10 YEARS CERTAIN(2)   10 YEARS CERTAIN(2)    BENEFIT BASE    10 YEARS CERTAIN(2)   10 YEARS CERTAIN(2)
------------------------------------------------------------------------------------------------------------------------------------
     10         $174,000           $  772.56              $  774.30           $174,000          $  772.56             $  774.30
     11          141,000              641.55                 642.96            174,000             791.70                793.44
     12          148,000              691.16                 692.64            179,586             838.66                840.46
     13          208,000              996.32                 998.40            208,000             996.32                998.40
     14          198,000              974.16                 976.14            208,000           1,023.36              1,025.44
     15          203,000            1,025.15               1,027.18            208,000           1,050.40              1,052.48
------------------------------------------------------------------------------------------------------------------------------------

(1) Effective June 19, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the "2000 Individual Annuitant Mortality Table A" (New Table), subject to state approval. Previously, our calculations were based on the "1983
      Individual Annuity Mortality Table A" (Old Table). If you purchased a contract prior to June 19, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after June 19, 2006, the table used under rider depends on which state you live in. Ask your investment professional which version of the rider, if any, is available in your state.

(2) The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

PLAN D - JOINT AND LAST SURVIVOR LIFE ANNUITY - NO REFUND

If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan D
- Joint and Last Survivor Life Annuity - No Refund would be:

                                STANDARD PROVISIONS                                          IAB - MAX PROVISIONS
             -----------------------------------------------------------------------------------------------------------------------
  CONTRACT                        NEW TABLE(1)          OLD TABLE(1)                         NEW TABLE(1)          OLD TABLE(1)
ANNIVERSARY      ASSUMED         PLAN D - LAST         PLAN D - LAST        IAB - MAX       PLAN D - LAST         PLAN D - LAST
AT EXERCISE  CONTRACT VALUE  SURVIVOR NO REFUND(2) SURVIVOR NO REFUND(2)  BENEFIT BASE  SURVIVOR NO REFUND(2)  SURVIVOR NO REFUND(2)
------------------------------------------------------------------------------------------------------------------------------------
    10          $174,000            $629.88               $622.92           $174,000           $629.88                $622.92
    11           141,000             521.70                516.06            174,000            643.80                 636.84
    12           148,000             559.44                553.52            179,586            678.83                 671.65
    13           208,000             807.04                796.64            208,000            807.04                 796.64
    14           198,000             786.06                778.14            208,000            825.76                 817.44
    15           203,000             826.21                818.09            208,000            846.56                 838.24
------------------------------------------------------------------------------------------------------------------------------------

(1) Effective June 19, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the "2000 Individual Annuitant Mortality Table A" (New Table), subject to state approval. Previously, our calculations were based on the "1983
      Individual Annuity Mortality Table A" (Old Table). If you purchased a contract prior to June 19, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after June 19, 2006, the table used under rider depends on which state you live in. Ask your investment professional which version of the rider, if any, is available in your state.

(2) The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

NOTE: In the above examples, if you elected to begin receiving annuity payouts within 30 days after the 10th or the 13th contract anniversary, you would not benefit from the rider because the monthly annuity payout in these examples is the same as under the standard provisions of the contract. Because the examples are based on assumed contract values, not actual investment results, you should not conclude from the examples that the riders will provide higher payments more frequently than the standard provisions of the contract.


------------------------------------------------------------------------------

102 RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -
    ISSUED BY RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK - PROSPECTUS

APPENDIX J: CONDENSED FINANCIAL INFORMATION

(Unaudited)

The following tables give per-unit information about the financial history of the subaccounts representing the lowest and highest total annual variable account expense combinations. The date in which operations commenced in each price level is noted in parentheses. The SAI contains tables that give per-unit information about the financial history of each existing subaccount. You may obtain a copy of the SAI without charge by contacting us at the telephone number or address listed on the first page of the prospectus.

We have not provided this information for subaccounts that were not available under your contract as of Dec. 31, 2006.

VARIABLE ACCOUNT CHARGES OF 1.05% OF THE DAILY NET ASSETS OF THE VARIABLE
ACCOUNT.

YEAR ENDED DEC. 31,                                                                                                             2006
------------------------------------------------------------------------------------------------------------------------------------
AIM V.I. BASIC VALUE FUND, SERIES II SHARES (6/19/2006)
Accumulation unit value at beginning of period                                                                               $  1.00
Accumulation unit value at end of period                                                                                     $  1.13
Number of accumulation units outstanding at end of period (000 omitted)                                                           --
------------------------------------------------------------------------------------------------------------------------------------
AIM V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES (6/19/2006)
Accumulation unit value at beginning of period                                                                               $  1.00
Accumulation unit value at end of period                                                                                     $  1.10
Number of accumulation units outstanding at end of period (000 omitted)                                                           --
------------------------------------------------------------------------------------------------------------------------------------
AIM V.I. MID CAP CORE EQUITY FUND, SERIES II SHARES (6/19/2006)
Accumulation unit value at beginning of period                                                                               $  1.00
Accumulation unit value at end of period                                                                                     $  1.10
Number of accumulation units outstanding at end of period (000 omitted)                                                           --
------------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS BALANCED SHARES PORTFOLIO (CLASS B) (6/19/2006)
Accumulation unit value at beginning of period                                                                               $  1.00
Accumulation unit value at end of period                                                                                     $  1.12
Number of accumulation units outstanding at end of period (000 omitted)                                                           --
------------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO (CLASS B) (6/19/2006)
Accumulation unit value at beginning of period                                                                               $  1.00
Accumulation unit value at end of period                                                                                     $  1.17
Number of accumulation units outstanding at end of period (000 omitted)                                                           --
------------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS INTERNATIONAL VALUE PORTFOLIO (CLASS B) (6/19/2006)
Accumulation unit value at beginning of period                                                                               $  1.00
Accumulation unit value at end of period                                                                                     $  1.24
Number of accumulation units outstanding at end of period (000 omitted)                                                           75
------------------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP INFLATION PROTECTION, CLASS II (6/19/2006)
Accumulation unit value at beginning of period                                                                               $  1.00
Accumulation unit value at end of period                                                                                     $  1.02
Number of accumulation units outstanding at end of period (000 omitted)                                                           --
------------------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP INTERNATIONAL, CLASS II (6/19/2006)
Accumulation unit value at beginning of period                                                                               $  1.00
Accumulation unit value at end of period                                                                                     $  1.21
Number of accumulation units outstanding at end of period (000 omitted)                                                           --
------------------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP ULTRA(R), CLASS II (6/19/2006)
Accumulation unit value at beginning of period                                                                               $  1.00
Accumulation unit value at end of period                                                                                     $  1.03
Number of accumulation units outstanding at end of period (000 omitted)                                                          207
------------------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP VALUE, CLASS II (6/19/2006)
Accumulation unit value at beginning of period                                                                               $  1.00
Accumulation unit value at end of period                                                                                     $  1.15
Number of accumulation units outstanding at end of period (000 omitted)                                                           --
------------------------------------------------------------------------------------------------------------------------------------
COLUMBIA HIGH YIELD FUND, VARIABLE SERIES, CLASS B (6/19/2006)
Accumulation unit value at beginning of period                                                                               $  1.00
Accumulation unit value at end of period                                                                                     $  1.08
Number of accumulation units outstanding at end of period (000 omitted)                                                           16
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------

RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -
ISSUED BY RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK - PROSPECTUS 103

VARIABLE ACCOUNT CHARGES OF 1.05% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)

YEAR ENDED DEC. 31,                                                                                                             2006
------------------------------------------------------------------------------------------------------------------------------------
COLUMBIA SMALL CAP VALUE FUND, VARIABLE SERIES, CLASS B (6/19/2006)
Accumulation unit value at beginning of period                                                                               $  1.00
Accumulation unit value at end of period                                                                                     $  1.13
Number of accumulation units outstanding at end of period (000 omitted)                                                           --
------------------------------------------------------------------------------------------------------------------------------------
DREYFUS INVESTMENT PORTFOLIOS MIDCAP STOCK PORTFOLIO, SERVICE SHARES (6/19/2006)
Accumulation unit value at beginning of period                                                                               $  1.00
Accumulation unit value at end of period                                                                                     $  1.06
Number of accumulation units outstanding at end of period (000 omitted)                                                           --
------------------------------------------------------------------------------------------------------------------------------------
DREYFUS INVESTMENT PORTFOLIOS TECHNOLOGY GROWTH PORTFOLIO, SERVICE SHARES (6/19/2006)
Accumulation unit value at beginning of period                                                                               $  1.00
Accumulation unit value at end of period                                                                                     $  1.09
Number of accumulation units outstanding at end of period (000 omitted)                                                           42
------------------------------------------------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND APPRECIATION PORTFOLIO, SERVICE SHARES (6/19/2006)
Accumulation unit value at beginning of period                                                                               $  1.00
Accumulation unit value at end of period                                                                                     $  1.15
Number of accumulation units outstanding at end of period (000 omitted)                                                           --
------------------------------------------------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND INTERNATIONAL VALUE PORTFOLIO, SERVICE SHARES (6/19/2006)
Accumulation unit value at beginning of period                                                                               $  1.00
Accumulation unit value at end of period                                                                                     $  1.16
Number of accumulation units outstanding at end of period (000 omitted)                                                           --
------------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO SERVICE CLASS 2 (6/19/2006)
Accumulation unit value at beginning of period                                                                               $  1.00
Accumulation unit value at end of period                                                                                     $  1.10
Number of accumulation units outstanding at end of period (000 omitted)                                                          409
------------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP GROWTH PORTFOLIO SERVICE CLASS 2 (6/19/2006)
Accumulation unit value at beginning of period                                                                               $  1.00
Accumulation unit value at end of period                                                                                     $  1.08
Number of accumulation units outstanding at end of period (000 omitted)                                                           --
------------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP INVESTMENT GRADE BOND PORTFOLIO SERVICE CLASS 2 (6/19/2006)
Accumulation unit value at beginning of period                                                                               $  1.00
Accumulation unit value at end of period                                                                                     $  1.04
Number of accumulation units outstanding at end of period (000 omitted)                                                           21
------------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2 (6/19/2006)
Accumulation unit value at beginning of period                                                                               $  1.00
Accumulation unit value at end of period                                                                                     $  1.09
Number of accumulation units outstanding at end of period (000 omitted)                                                           68
------------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP OVERSEAS PORTFOLIO SERVICE CLASS 2 (6/19/2006)
Accumulation unit value at beginning of period                                                                               $  1.00
Accumulation unit value at end of period                                                                                     $  1.17
Number of accumulation units outstanding at end of period (000 omitted)                                                           21
------------------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN INCOME SECURITIES FUND - CLASS 2 (6/19/2006)
Accumulation unit value at beginning of period                                                                               $  1.00
Accumulation unit value at end of period                                                                                     $  1.12
Number of accumulation units outstanding at end of period (000 omitted)                                                           --
------------------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN RISING DIVIDENDS SECURITIES FUND - CLASS 2 (6/19/2006)
Accumulation unit value at beginning of period                                                                               $  1.00
Accumulation unit value at end of period                                                                                     $  1.13
Number of accumulation units outstanding at end of period (000 omitted)                                                           --
------------------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL-MID CAP GROWTH SECURITIES FUND - CLASS 2 (6/19/2006)
Accumulation unit value at beginning of period                                                                               $  1.00
Accumulation unit value at end of period                                                                                     $  1.10
Number of accumulation units outstanding at end of period (000 omitted)                                                           --
------------------------------------------------------------------------------------------------------------------------------------
FTVIPT MUTUAL SHARES SECURITIES FUND - CLASS 2 (6/19/2006)
Accumulation unit value at beginning of period                                                                               $  1.00
Accumulation unit value at end of period                                                                                     $  1.14
Number of accumulation units outstanding at end of period (000 omitted)                                                          131
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------

104 RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -
    ISSUED BY RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK - PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.05% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)

YEAR ENDED DEC. 31,                                                                                                             2006
------------------------------------------------------------------------------------------------------------------------------------
FTVIPT TEMPLETON GLOBAL INCOME SECURITIES FUND - CLASS 2 (6/19/2006)
Accumulation unit value at beginning of period                                                                               $  1.00
Accumulation unit value at end of period                                                                                     $  1.07
Number of accumulation units outstanding at end of period (000 omitted)                                                           94
------------------------------------------------------------------------------------------------------------------------------------
FTVIPT TEMPLETON GROWTH SECURITIES FUND - CLASS 2 (6/19/2006)
Accumulation unit value at beginning of period                                                                               $  1.00
Accumulation unit value at end of period                                                                                     $  1.18
Number of accumulation units outstanding at end of period (000 omitted)                                                           --
------------------------------------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT MID CAP VALUE FUND - INSTITUTIONAL SHARES (6/19/2006)
Accumulation unit value at beginning of period                                                                               $  1.00
Accumulation unit value at end of period                                                                                     $  1.14
Number of accumulation units outstanding at end of period (000 omitted)                                                          130
------------------------------------------------------------------------------------------------------------------------------------
MFS(R) INVESTORS GROWTH STOCK SERIES - SERVICE CLASS (6/19/2006)
Accumulation unit value at beginning of period                                                                               $  1.00
Accumulation unit value at end of period                                                                                     $  1.10
Number of accumulation units outstanding at end of period (000 omitted)                                                           --
------------------------------------------------------------------------------------------------------------------------------------
MFS(R) NEW DISCOVERY SERIES - SERVICE CLASS (6/19/2006)
Accumulation unit value at beginning of period                                                                               $  1.00
Accumulation unit value at end of period                                                                                     $  1.14
Number of accumulation units outstanding at end of period (000 omitted)                                                           --
------------------------------------------------------------------------------------------------------------------------------------
MFS(R) TOTAL RETURN SERIES - SERVICE CLASS (6/19/2006)
Accumulation unit value at beginning of period                                                                               $  1.00
Accumulation unit value at end of period                                                                                     $  1.11
Number of accumulation units outstanding at end of period (000 omitted)                                                           --
------------------------------------------------------------------------------------------------------------------------------------
MFS(R) UTILITIES SERIES - SERVICE CLASS (6/19/2006)
Accumulation unit value at beginning of period                                                                               $  1.00
Accumulation unit value at end of period                                                                                     $  1.23
Number of accumulation units outstanding at end of period (000 omitted)                                                           --
------------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER CAPITAL APPRECIATION FUND/VA, SERVICE SHARES (6/19/2006)
Accumulation unit value at beginning of period                                                                               $  1.00
Accumulation unit value at end of period                                                                                     $  1.10
Number of accumulation units outstanding at end of period (000 omitted)                                                           --
------------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES (6/19/2006)
Accumulation unit value at beginning of period                                                                               $  1.00
Accumulation unit value at end of period                                                                                     $  1.17
Number of accumulation units outstanding at end of period (000 omitted)                                                           --
------------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL CAP FUND/VA, SERVICE SHARES (6/19/2006)
Accumulation unit value at beginning of period                                                                               $  1.00
Accumulation unit value at end of period                                                                                     $  1.10
Number of accumulation units outstanding at end of period (000 omitted)                                                           --
------------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER STRATEGIC BOND FUND/VA, SERVICE SHARES (6/19/2006)
Accumulation unit value at beginning of period                                                                               $  1.00
Accumulation unit value at end of period                                                                                     $  1.07
Number of accumulation units outstanding at end of period (000 omitted)                                                          134
------------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT HEALTH SCIENCES FUND - CLASS IB SHARES (6/19/2006)
Accumulation unit value at beginning of period                                                                               $  1.00
Accumulation unit value at end of period                                                                                     $  1.07
Number of accumulation units outstanding at end of period (000 omitted)                                                           --
------------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT INTERNATIONAL EQUITY FUND - CLASS IB SHARES (6/19/2006)
Accumulation unit value at beginning of period                                                                               $  1.00
Accumulation unit value at end of period                                                                                     $  1.21
Number of accumulation units outstanding at end of period (000 omitted)                                                           --
------------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT SMALL CAP VALUE FUND - CLASS IB SHARES (6/19/2006)
Accumulation unit value at beginning of period                                                                               $  1.00
Accumulation unit value at end of period                                                                                     $  1.13
Number of accumulation units outstanding at end of period (000 omitted)                                                           98
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------

RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -
ISSUED BY RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK - PROSPECTUS 105

VARIABLE ACCOUNT CHARGES OF 1.05% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)

YEAR ENDED DEC. 31,                                                                                                             2006
------------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT VISTA FUND - CLASS IB SHARES (6/19/2006)
Accumulation unit value at beginning of period                                                                               $  1.00
Accumulation unit value at end of period                                                                                     $  1.07
Number of accumulation units outstanding at end of period (000 omitted)                                                           --
------------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - CASH MANAGEMENT FUND* (6/19/2006)
Accumulation unit value at beginning of period                                                                               $  1.00
Accumulation unit value at end of period                                                                                     $  1.02
Number of accumulation units outstanding at end of period (000 omitted)                                                            1

*     The 7-day simple and compound yields for RiverSource(R) Variable Portfolio - Cash Management Fund at Dec. 31, 2006 were 3.47%
      and 3.53%, respectively.
------------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (6/19/2006)
Accumulation unit value at beginning of period                                                                               $  1.00
Accumulation unit value at end of period                                                                                     $  1.04
Number of accumulation units outstanding at end of period (000 omitted)                                                          195
------------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (6/19/2006)
Accumulation unit value at beginning of period                                                                               $  1.00
Accumulation unit value at end of period                                                                                     $  1.13
Number of accumulation units outstanding at end of period (000 omitted)                                                          205
------------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - EMERGING MARKETS FUND (6/19/2006)
Accumulation unit value at beginning of period                                                                               $  1.00
Accumulation unit value at end of period                                                                                     $  1.34
Number of accumulation units outstanding at end of period (000 omitted)                                                           66
------------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - GLOBAL INFLATION PROTECTED SECURITIES FUND (6/19/2006)
Accumulation unit value at beginning of period                                                                               $  1.00
Accumulation unit value at end of period                                                                                     $  1.02
Number of accumulation units outstanding at end of period (000 omitted)                                                          164
------------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - GROWTH FUND (6/19/2006)
Accumulation unit value at beginning of period                                                                               $  1.00
Accumulation unit value at end of period                                                                                     $  1.12
Number of accumulation units outstanding at end of period (000 omitted)                                                           --
------------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - HIGH YIELD BOND FUND (6/19/2006)
Accumulation unit value at beginning of period                                                                               $  1.00
Accumulation unit value at end of period                                                                                     $  1.07
Number of accumulation units outstanding at end of period (000 omitted)                                                            4
------------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - INCOME OPPORTUNITIES FUND (6/19/2006)
Accumulation unit value at beginning of period                                                                               $  1.00
Accumulation unit value at end of period                                                                                     $  1.06
Number of accumulation units outstanding at end of period (000 omitted)                                                           81
------------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - INTERNATIONAL OPPORTUNITY FUND (6/19/2006)
Accumulation unit value at beginning of period                                                                               $  1.00
Accumulation unit value at end of period                                                                                     $  1.18
Number of accumulation units outstanding at end of period (000 omitted)                                                           --
------------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - LARGE CAP EQUITY FUND (6/19/2006)
Accumulation unit value at beginning of period                                                                               $  1.00
Accumulation unit value at end of period                                                                                     $  1.14
Number of accumulation units outstanding at end of period (000 omitted)                                                           --
------------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - LARGE CAP VALUE FUND (6/19/2006)
Accumulation unit value at beginning of period                                                                               $  1.00
Accumulation unit value at end of period                                                                                     $  1.15
Number of accumulation units outstanding at end of period (000 omitted)                                                           --
------------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - MID CAP GROWTH FUND (6/19/2006)
Accumulation unit value at beginning of period                                                                               $  1.00
Accumulation unit value at end of period                                                                                     $  1.05
Number of accumulation units outstanding at end of period (000 omitted)                                                           --
------------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - S&P 500 INDEX FUND (6/19/2006)
Accumulation unit value at beginning of period                                                                               $  1.00
Accumulation unit value at end of period                                                                                     $  1.14
Number of accumulation units outstanding at end of period (000 omitted)                                                           --
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------

106 RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -
    ISSUED BY RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK - PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.05% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)

YEAR ENDED DEC. 31,                                                                                                             2006
------------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - SELECT VALUE FUND (6/19/2006)
Accumulation unit value at beginning of period                                                                               $  1.00
Accumulation unit value at end of period                                                                                     $  1.10
Number of accumulation units outstanding at end of period (000 omitted)                                                           --
------------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND (6/19/2006)
Accumulation unit value at beginning of period                                                                               $  1.00
Accumulation unit value at end of period                                                                                     $  1.03
Number of accumulation units outstanding at end of period (000 omitted)                                                            5
------------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - SMALL CAP VALUE FUND (6/19/2006)
Accumulation unit value at beginning of period                                                                               $  1.00
Accumulation unit value at end of period                                                                                     $  1.12
Number of accumulation units outstanding at end of period (000 omitted)                                                           --
------------------------------------------------------------------------------------------------------------------------------------
VAN KAMPEN LIFE INVESTMENT TRUST COMSTOCK PORTFOLIO, CLASS II SHARES (6/19/2006)
Accumulation unit value at beginning of period                                                                               $  1.00
Accumulation unit value at end of period                                                                                     $  1.13
Number of accumulation units outstanding at end of period (000 omitted)                                                          201
------------------------------------------------------------------------------------------------------------------------------------
VAN KAMPEN UIF U.S. REAL ESTATE PORTFOLIO, CLASS II SHARES (6/19/2006)
Accumulation unit value at beginning of period                                                                               $  1.00
Accumulation unit value at end of period                                                                                     $  1.23
Number of accumulation units outstanding at end of period (000 omitted)                                                            1
------------------------------------------------------------------------------------------------------------------------------------
WANGER INTERNATIONAL SMALL CAP (6/19/2006)
Accumulation unit value at beginning of period                                                                               $  1.00
Accumulation unit value at end of period                                                                                     $  1.23
Number of accumulation units outstanding at end of period (000 omitted)                                                           86
------------------------------------------------------------------------------------------------------------------------------------
WANGER U.S. SMALLER COMPANIES (6/19/2006)
Accumulation unit value at beginning of period                                                                               $  1.00
Accumulation unit value at end of period                                                                                     $  1.08
Number of accumulation units outstanding at end of period (000 omitted)                                                           23
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------

RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -
ISSUED BY RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK - PROSPECTUS 107

VARIABLE ACCOUNT CHARGES OF 1.70% OF THE DAILY NET ASSETS OF THE VARIABLE
ACCOUNT.

YEAR ENDED DEC. 31,                                                                                         2006      2005      2004
------------------------------------------------------------------------------------------------------------------------------------
AIM V.I. BASIC VALUE FUND, SERIES II SHARES (11/15/2004)
Accumulation unit value at beginning of period                                                           $  1.07   $  1.03   $  1.00
Accumulation unit value at end of period                                                                 $  1.19   $  1.07   $  1.03
Number of accumulation units outstanding at end of period (000 omitted)                                        6         6         1
------------------------------------------------------------------------------------------------------------------------------------
AIM V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES (11/15/2004)
Accumulation unit value at beginning of period                                                           $  1.13   $  1.05   $  1.00
Accumulation unit value at end of period                                                                 $  1.29   $  1.13   $  1.05
Number of accumulation units outstanding at end of period (000 omitted)                                       --        --        --
------------------------------------------------------------------------------------------------------------------------------------
AIM V.I. MID CAP CORE EQUITY FUND, SERIES II SHARES (11/15/2004)
Accumulation unit value at beginning of period                                                           $  1.08   $  1.02   $  1.00
Accumulation unit value at end of period                                                                 $  1.18   $  1.08   $  1.02
Number of accumulation units outstanding at end of period (000 omitted)                                        2         2        --
------------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS BALANCED SHARES PORTFOLIO (CLASS B) (11/15/2004)
Accumulation unit value at beginning of period                                                           $  1.04   $  1.02   $  1.00
Accumulation unit value at end of period                                                                 $  1.14   $  1.04   $  1.02
Number of accumulation units outstanding at end of period (000 omitted)                                       --        --        --
------------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO (CLASS B) (11/15/2004)
Accumulation unit value at beginning of period                                                           $  1.06   $  1.03   $  1.00
Accumulation unit value at end of period                                                                 $  1.22   $  1.06   $  1.03
Number of accumulation units outstanding at end of period (000 omitted)                                       --        --        --
------------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS INTERNATIONAL VALUE PORTFOLIO (CLASS B) (11/15/2004)
Accumulation unit value at beginning of period                                                           $  1.21   $  1.05   $  1.00
Accumulation unit value at end of period                                                                 $  1.60   $  1.21   $  1.05
Number of accumulation units outstanding at end of period (000 omitted)                                       43        28         1
------------------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP INFLATION PROTECTION, CLASS II (11/15/2004)
Accumulation unit value at beginning of period                                                           $  1.01   $  1.01   $  1.00
Accumulation unit value at end of period                                                                 $  1.01   $  1.01   $  1.01
Number of accumulation units outstanding at end of period (000 omitted)                                       84        50         3
------------------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP INTERNATIONAL, CLASS II (11/15/2004)
Accumulation unit value at beginning of period                                                           $  1.18   $  1.06   $  1.00
Accumulation unit value at end of period                                                                 $  1.44   $  1.18   $  1.06
Number of accumulation units outstanding at end of period (000 omitted)                                       --        --        --
------------------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP ULTRA(R), CLASS II (11/15/2004)
Accumulation unit value at beginning of period                                                           $  1.03   $  1.03   $  1.00
Accumulation unit value at end of period                                                                 $  0.98   $  1.03   $  1.03
Number of accumulation units outstanding at end of period (000 omitted)                                       99        36        --
------------------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP VALUE, CLASS II (11/15/2004)
Accumulation unit value at beginning of period                                                           $  1.07   $  1.04   $  1.00
Accumulation unit value at end of period                                                                 $  1.24   $  1.07   $  1.04
Number of accumulation units outstanding at end of period (000 omitted)                                       --        --        --
------------------------------------------------------------------------------------------------------------------------------------
COLUMBIA HIGH YIELD FUND, VARIABLE SERIES, CLASS B (4/28/2006)
Accumulation unit value at beginning of period                                                           $  1.00        --        --
Accumulation unit value at end of period                                                                 $  1.07        --        --
Number of accumulation units outstanding at end of period (000 omitted)                                       39        --        --
------------------------------------------------------------------------------------------------------------------------------------
COLUMBIA SMALL CAP VALUE FUND, VARIABLE SERIES, CLASS B (11/15/2004)
Accumulation unit value at beginning of period                                                           $  1.09   $  1.06   $  1.00
Accumulation unit value at end of period                                                                 $  1.28   $  1.09   $  1.06
Number of accumulation units outstanding at end of period (000 omitted)                                       --        --        --
------------------------------------------------------------------------------------------------------------------------------------
DREYFUS INVESTMENT PORTFOLIOS MIDCAP STOCK PORTFOLIO, SERVICE SHARES (11/15/2004)
Accumulation unit value at beginning of period                                                           $  1.11   $  1.04   $  1.00
Accumulation unit value at end of period                                                                 $  1.18   $  1.11   $  1.04
Number of accumulation units outstanding at end of period (000 omitted)                                       --        --        --
------------------------------------------------------------------------------------------------------------------------------------
DREYFUS INVESTMENT PORTFOLIOS TECHNOLOGY GROWTH PORTFOLIO, SERVICE SHARES (11/15/2004)
Accumulation unit value at beginning of period                                                           $  1.04   $  1.02   $  1.00
Accumulation unit value at end of period                                                                 $  1.07   $  1.04   $  1.02
Number of accumulation units outstanding at end of period (000 omitted)                                       20         8        --
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------

108 RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -
    ISSUED BY RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK - PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.70% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)

YEAR ENDED DEC. 31,                                                                                         2006      2005      2004
------------------------------------------------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND APPRECIATION PORTFOLIO, SERVICE SHARES (11/15/2004)
Accumulation unit value at beginning of period                                                           $  1.04   $  1.02   $  1.00
Accumulation unit value at end of period                                                                 $  1.19   $  1.04   $  1.02
Number of accumulation units outstanding at end of period (000 omitted)                                       --        --        --
------------------------------------------------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND INTERNATIONAL VALUE PORTFOLIO, SERVICE SHARES (11/15/2004)
Accumulation unit value at beginning of period                                                           $  1.15   $  1.05   $  1.00
Accumulation unit value at end of period                                                                 $  1.38   $  1.15   $  1.05
Number of accumulation units outstanding at end of period (000 omitted)                                       --        --        --
------------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO SERVICE CLASS 2 (11/15/2004)
Accumulation unit value at beginning of period                                                           $  1.18   $  1.03   $  1.00
Accumulation unit value at end of period                                                                 $  1.30   $  1.18   $  1.03
Number of accumulation units outstanding at end of period (000 omitted)                                      197       105        43
------------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP GROWTH PORTFOLIO SERVICE CLASS 2 (11/15/2004)
Accumulation unit value at beginning of period                                                           $  1.06   $  1.02   $  1.00
Accumulation unit value at end of period                                                                 $  1.11   $  1.06   $  1.02
Number of accumulation units outstanding at end of period (000 omitted)                                       --        --        --
------------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP INVESTMENT GRADE BOND PORTFOLIO SERVICE CLASS 2 (11/15/2004)
Accumulation unit value at beginning of period                                                           $  1.01   $  1.00   $  1.00
Accumulation unit value at end of period                                                                 $  1.03   $  1.01   $  1.00
Number of accumulation units outstanding at end of period (000 omitted)                                       87        52         3
------------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2 (11/15/2004)
Accumulation unit value at beginning of period                                                           $  1.22   $  1.05   $  1.00
Accumulation unit value at end of period                                                                 $  1.35   $  1.22   $  1.05
Number of accumulation units outstanding at end of period (000 omitted)                                       27        12        --
------------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP OVERSEAS PORTFOLIO SERVICE CLASS 2 (11/15/2004)
Accumulation unit value at beginning of period                                                           $  1.23   $  1.05   $  1.00
Accumulation unit value at end of period                                                                 $  1.42   $  1.23   $  1.05
Number of accumulation units outstanding at end of period (000 omitted)                                        6         3        --
------------------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN INCOME SECURITIES FUND - CLASS 2 (11/15/2004)
Accumulation unit value at beginning of period                                                           $  1.03   $  1.03   $  1.00
Accumulation unit value at end of period                                                                 $  1.20   $  1.03   $  1.03
Number of accumulation units outstanding at end of period (000 omitted)                                       --        --        --
------------------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN RISING DIVIDENDS SECURITIES FUND - CLASS 2 (11/15/2004)
Accumulation unit value at beginning of period                                                           $  1.04   $  1.03   $  1.00
Accumulation unit value at end of period                                                                 $  1.20   $  1.04   $  1.03
Number of accumulation units outstanding at end of period (000 omitted)                                       --        --        --
------------------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL-MID CAP GROWTH SECURITIES FUND - CLASS 2 (11/15/2004)
Accumulation unit value at beginning of period                                                           $  1.06   $  1.02   $  1.00
Accumulation unit value at end of period                                                                 $  1.13   $  1.06   $  1.02
Number of accumulation units outstanding at end of period (000 omitted)                                       --        --        --
------------------------------------------------------------------------------------------------------------------------------------
FTVIPT MUTUAL SHARES SECURITIES FUND - CLASS 2 (11/15/2004)
Accumulation unit value at beginning of period                                                           $  1.13   $  1.04   $  1.00
Accumulation unit value at end of period                                                                 $  1.32   $  1.13   $  1.04
Number of accumulation units outstanding at end of period (000 omitted)                                       56        33        33
------------------------------------------------------------------------------------------------------------------------------------
FTVIPT TEMPLETON GLOBAL INCOME SECURITIES FUND - CLASS 2 (11/15/2004)
Accumulation unit value at beginning of period                                                           $  1.00   $  1.05   $  1.00
Accumulation unit value at end of period                                                                 $  1.10   $  1.00   $  1.05
Number of accumulation units outstanding at end of period (000 omitted)                                       62        19         1
------------------------------------------------------------------------------------------------------------------------------------
FTVIPT TEMPLETON GROWTH SECURITIES FUND - CLASS 2 (11/15/2004)
Accumulation unit value at beginning of period                                                           $  1.11   $  1.04   $  1.00
Accumulation unit value at end of period                                                                 $  1.34   $  1.11   $  1.04
Number of accumulation units outstanding at end of period (000 omitted)                                       --        --        --
------------------------------------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT MID CAP VALUE FUND - INSTITUTIONAL SHARES (11/15/2004)
Accumulation unit value at beginning of period                                                           $  1.16   $  1.04   $  1.00
Accumulation unit value at end of period                                                                 $  1.32   $  1.16   $  1.04
Number of accumulation units outstanding at end of period (000 omitted)                                       44        18        --
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------

RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -
ISSUED BY RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK - PROSPECTUS 109

VARIABLE ACCOUNT CHARGES OF 1.70% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)

YEAR ENDED DEC. 31,                                                                                         2006      2005      2004
------------------------------------------------------------------------------------------------------------------------------------
MFS(R) INVESTORS GROWTH STOCK SERIES - SERVICE CLASS (11/15/2004)
Accumulation unit value at beginning of period                                                           $  1.06   $  1.03   $  1.00
Accumulation unit value at end of period                                                                 $  1.12   $  1.06   $  1.03
Number of accumulation units outstanding at end of period (000 omitted)                                       --        --        --
------------------------------------------------------------------------------------------------------------------------------------
MFS(R) NEW DISCOVERY SERIES - SERVICE CLASS (11/15/2004)
Accumulation unit value at beginning of period                                                           $  1.07   $  1.04   $  1.00
Accumulation unit value at end of period                                                                 $  1.19   $  1.07   $  1.04
Number of accumulation units outstanding at end of period (000 omitted)                                       --        --        --
------------------------------------------------------------------------------------------------------------------------------------
MFS(R) TOTAL RETURN SERIES - SERVICE CLASS (11/15/2004)
Accumulation unit value at beginning of period                                                           $  1.03   $  1.02   $  1.00
Accumulation unit value at end of period                                                                 $  1.13   $  1.03   $  1.02
Number of accumulation units outstanding at end of period (000 omitted)                                       --        --        --
------------------------------------------------------------------------------------------------------------------------------------
MFS(R) UTILITIES SERIES - SERVICE CLASS (11/15/2004)
Accumulation unit value at beginning of period                                                           $  1.21   $  1.06   $  1.00
Accumulation unit value at end of period                                                                 $  1.56   $  1.21   $  1.06
Number of accumulation units outstanding at end of period (000 omitted)                                       --        --        --
------------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER CAPITAL APPRECIATION FUND/VA, SERVICE SHARES (11/15/2004)
Accumulation unit value at beginning of period                                                           $  1.05   $  1.02   $  1.00
Accumulation unit value at end of period                                                                 $  1.11   $  1.05   $  1.02
Number of accumulation units outstanding at end of period (000 omitted)                                       75        63        35
------------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES (11/15/2004)
Accumulation unit value at beginning of period                                                           $  1.20   $  1.07   $  1.00
Accumulation unit value at end of period                                                                 $  1.38   $  1.20   $  1.07
Number of accumulation units outstanding at end of period (000 omitted)                                       --        --        --
------------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL CAP FUND/VA, SERVICE SHARES (11/15/2004)
Accumulation unit value at beginning of period                                                           $  1.13   $  1.04   $  1.00
Accumulation unit value at end of period                                                                 $  1.27   $  1.13   $  1.04
Number of accumulation units outstanding at end of period (000 omitted)                                       --        --        --
------------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER STRATEGIC BOND FUND/VA, SERVICE SHARES (11/15/2004)
Accumulation unit value at beginning of period                                                           $  1.03   $  1.02   $  1.00
Accumulation unit value at end of period                                                                 $  1.08   $  1.03   $  1.02
Number of accumulation units outstanding at end of period (000 omitted)                                      107        61        27
------------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT HEALTH SCIENCES FUND - CLASS IB SHARES (11/15/2004)
Accumulation unit value at beginning of period                                                           $  1.15   $  1.04   $  1.00
Accumulation unit value at end of period                                                                 $  1.17   $  1.15   $  1.04
Number of accumulation units outstanding at end of period (000 omitted)                                       --        --        --
------------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT INTERNATIONAL EQUITY FUND - CLASS IB SHARES (11/15/2004)
Accumulation unit value at beginning of period                                                           $  1.16   $  1.05   $  1.00
Accumulation unit value at end of period                                                                 $  1.46   $  1.16   $  1.05
Number of accumulation units outstanding at end of period (000 omitted)                                       --        --        --
------------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT SMALL CAP VALUE FUND - CLASS IB SHARES (11/15/2004)
Accumulation unit value at beginning of period                                                           $  1.11   $  1.05   $  1.00
Accumulation unit value at end of period                                                                 $  1.28   $  1.11   $  1.05
Number of accumulation units outstanding at end of period (000 omitted)                                       14        --        --
------------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT VISTA FUND - CLASS IB SHARES (11/15/2004)
Accumulation unit value at beginning of period                                                           $  1.17   $  1.06   $  1.00
Accumulation unit value at end of period                                                                 $  1.21   $  1.17   $  1.06
Number of accumulation units outstanding at end of period (000 omitted)                                       --        --        --
------------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - CASH MANAGEMENT FUND* (11/15/2004)
Accumulation unit value at beginning of period                                                           $  1.01   $  1.00   $  1.00
Accumulation unit value at end of period                                                                 $  1.04   $  1.01   $  1.00
Number of accumulation units outstanding at end of period (000 omitted)                                        6         4         1

*     The 7-day simple and compound yields for RiverSource(R) Variable Portfolio - Cash Management Fund at Dec. 31, 2006 were 2.81%
      and 2.85%, respectively.
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------

110 RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -
    ISSUED BY RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK - PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.70% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)

YEAR ENDED DEC. 31,                                                                                         2006      2005      2004
------------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (11/15/2004)
Accumulation unit value at beginning of period                                                           $  1.01   $  1.00   $  1.00
Accumulation unit value at end of period                                                                 $  1.04   $  1.01   $  1.00
Number of accumulation units outstanding at end of period (000 omitted)                                       98        --        --
------------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (11/15/2004)
Accumulation unit value at beginning of period                                                           $  1.17   $  1.05   $  1.00
Accumulation unit value at end of period                                                                 $  1.38   $  1.17   $  1.05
Number of accumulation units outstanding at end of period (000 omitted)                                      110        51        --
------------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - EMERGING MARKETS FUND (11/15/2004)
Accumulation unit value at beginning of period                                                           $  1.42   $  1.08   $  1.00
Accumulation unit value at end of period                                                                 $  1.87   $  1.42   $  1.08
Number of accumulation units outstanding at end of period (000 omitted)                                       27        15        --
------------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - GLOBAL INFLATION PROTECTED SECURITIES FUND (5/1/2006)
Accumulation unit value at beginning of period                                                           $  1.00        --        --
Accumulation unit value at end of period                                                                 $  1.02        --        --
Number of accumulation units outstanding at end of period (000 omitted)                                       57        --        --
------------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - GROWTH FUND (11/15/2004)
Accumulation unit value at beginning of period                                                           $  1.10   $  1.03   $  1.00
Accumulation unit value at end of period                                                                 $  1.21   $  1.10   $  1.03
Number of accumulation units outstanding at end of period (000 omitted)                                       --        --        --
------------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - HIGH YIELD BOND FUND (11/15/2004)
Accumulation unit value at beginning of period                                                           $  1.03   $  1.01   $  1.00
Accumulation unit value at end of period                                                                 $  1.12   $  1.03   $  1.01
Number of accumulation units outstanding at end of period (000 omitted)                                       18         9         1
------------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - INCOME OPPORTUNITIES FUND (11/15/2004)
Accumulation unit value at beginning of period                                                           $  1.02   $  1.01   $  1.00
Accumulation unit value at end of period                                                                 $  1.08   $  1.02   $  1.01
Number of accumulation units outstanding at end of period (000 omitted)                                       26        --        --
------------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - INTERNATIONAL OPPORTUNITY FUND (11/15/2004)
Accumulation unit value at beginning of period                                                           $  1.18   $  1.06   $  1.00
Accumulation unit value at end of period                                                                 $  1.45   $  1.18   $  1.06
Number of accumulation units outstanding at end of period (000 omitted)                                       --        --        --
------------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - LARGE CAP EQUITY FUND (11/15/2004)
Accumulation unit value at beginning of period                                                           $  1.07   $  1.03   $  1.00
Accumulation unit value at end of period                                                                 $  1.22   $  1.07   $  1.03
Number of accumulation units outstanding at end of period (000 omitted)                                       15        15         2
------------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - LARGE CAP VALUE FUND (11/15/2004)
Accumulation unit value at beginning of period                                                           $  1.06   $  1.03   $  1.00
Accumulation unit value at end of period                                                                 $  1.24   $  1.06   $  1.03
Number of accumulation units outstanding at end of period (000 omitted)                                       --        --        --
------------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - MID CAP GROWTH FUND (11/15/2004)
Accumulation unit value at beginning of period                                                           $  1.12   $  1.04   $  1.00
Accumulation unit value at end of period                                                                 $  1.11   $  1.12   $  1.04
Number of accumulation units outstanding at end of period (000 omitted)                                       --        --        --
------------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - S&P 500 INDEX FUND (11/15/2004)
Accumulation unit value at beginning of period                                                           $  1.05   $  1.02   $  1.00
Accumulation unit value at end of period                                                                 $  1.19   $  1.05   $  1.02
Number of accumulation units outstanding at end of period (000 omitted)                                       --        --        --
------------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - SELECT VALUE FUND (11/15/2004)
Accumulation unit value at beginning of period                                                           $  1.03   $  1.04   $  1.00
Accumulation unit value at end of period                                                                 $  1.17   $  1.03   $  1.04
Number of accumulation units outstanding at end of period (000 omitted)                                       --        --        --
------------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND (11/15/2004)
Accumulation unit value at beginning of period                                                           $  1.00   $  1.00   $  1.00
Accumulation unit value at end of period                                                                 $  1.02   $  1.00   $  1.00
Number of accumulation units outstanding at end of period (000 omitted)                                        8        --        --
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------

RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -
ISSUED BY RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK - PROSPECTUS 111

VARIABLE ACCOUNT CHARGES OF 1.70% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)

YEAR ENDED DEC. 31,                                                                                         2006      2005      2004
------------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - SMALL CAP VALUE FUND (11/15/2004)
Accumulation unit value at beginning of period                                                           $  1.09   $  1.05   $  1.00
Accumulation unit value at end of period                                                                 $  1.29   $  1.09   $  1.05
Number of accumulation units outstanding at end of period (000 omitted)                                       37        29        --
------------------------------------------------------------------------------------------------------------------------------------
VAN KAMPEN LIFE INVESTMENT TRUST COMSTOCK PORTFOLIO, CLASS II SHARES (11/15/2004)
Accumulation unit value at beginning of period                                                           $  1.05   $  1.03   $  1.00
Accumulation unit value at end of period                                                                 $  1.20   $  1.05   $  1.03
Number of accumulation units outstanding at end of period (000 omitted)                                      143        72         1
------------------------------------------------------------------------------------------------------------------------------------
VAN KAMPEN UIF U.S. REAL ESTATE PORTFOLIO, CLASS II SHARES (11/15/2004)
Accumulation unit value at beginning of period                                                           $  1.21   $  1.05   $  1.00
Accumulation unit value at end of period                                                                 $  1.64   $  1.21   $  1.05
Number of accumulation units outstanding at end of period (000 omitted)                                        4         4         1
------------------------------------------------------------------------------------------------------------------------------------
WANGER INTERNATIONAL SMALL CAP (11/15/2004)
Accumulation unit value at beginning of period                                                           $  1.30   $  1.08   $  1.00
Accumulation unit value at end of period                                                                 $  1.75   $  1.30   $  1.08
Number of accumulation units outstanding at end of period (000 omitted)                                       37        22        --
------------------------------------------------------------------------------------------------------------------------------------
WANGER U.S. SMALLER COMPANIES (11/15/2004)
Accumulation unit value at beginning of period                                                           $  1.14   $  1.04   $  1.00
Accumulation unit value at end of period                                                                 $  1.21   $  1.14   $  1.04
Number of accumulation units outstanding at end of period (000 omitted)                                       25        17        --
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------

112 RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -
    ISSUED BY RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK - PROSPECTUS

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION


Calculating Annuity Payouts ...........................................  p. 3
Rating Agencies .......................................................  p. 4
Revenues Received During Calendar Year 2006 ...........................  p. 4
Principal Underwriter .................................................  p. 5
Independent Registered Public Accounting Firm .........................  p. 5
Condensed Financial Information (Unaudited) ...........................  p. 6
Financial Statements



------------------------------------------------------------------------------

RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -
ISSUED BY RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK - PROSPECTUS 113

RIVERSOURCE [LOGO](SM)
      ANNUITIES

RiverSource Life Insurance Co. of New York
20 Madison Ave. Ext.
P.O. Box 5555
Albany, NY 12205-0555
(800) 504-0469


          RiverSource Distributors, Inc. (Distributor), Member NASD.
         Insurance and annuity products are issued by RiverSource Life
                    Insurance Co. of New York, Albany, NY.


            (C)2007 Ameriprise Financial, Inc. All rights reserved.


45313 K (5/07)

PROSPECTUS


MAY 1, 2007

RIVERSOURCE(R)

INNOVATIONS VARIABLE ANNUITY


INDIVIDUAL FLEXIBLE PREMIUM DEFERRED COMBINATION FIXED/VARIABLE ANNUITY

ISSUED BY: RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK (RIVERSOURCE LIFE OF NY)
           20 Madison Avenue Ext.
           P.O. Box 5555
           Albany, NY 12205-5555
           Telephone: (800) 504-0469
           (Home Office)


           RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

NEW RIVERSOURCE(R) INNOVATIONS VARIABLE ANNUITY CONTRACTS ARE NOT CURRENTLY BEING OFFERED.


This prospectus contains information that you should know before investing. Prospectuses are also available for:

o     AIM Variable Insurance Funds, Series II Shares

o     AllianceBernstein Variable Products Series Fund, Inc. (Class B)

o     Fidelity(R) Variable Insurance Products Service Class 2

o     Franklin(R) Templeton(R) Variable Insurance Products Trust (FTVIPT) -
      Class 2

o     MFS(R) Variable Insurance Trust(SM) - Service Class

o     Oppenheimer Variable Account Funds - Service Shares

o     Putnam Variable Trust - Class IB Shares


o     RiverSource(R) Variable Portfolio Funds


Please read the prospectuses carefully and keep them for future reference.

The contract provides for purchase payment credits which we may reverse under certain circumstances. (See "Buying Your Contract -- Purchase Payment Credits.") Expense charges for contracts with purchase payment credits may be higher than expenses for contracts without such credits. The amount of the credit may be more than offset by any additional fees and charges associated with the credit.

THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THIS CONTRACT IS NOT A DEPOSIT OF A BANK OR FINANCIAL INSTITUTION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THIS CONTRACT INVOLVES INVESTMENT RISK INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

A Statement of Additional Information (SAI), dated the same date as this prospectus, is incorporated by reference into this prospectus. It is filed with the SEC and is available without charge by contacting RiverSource Life of NY at the telephone number and address listed above. The table of contents of the SAI is on the last page of this prospectus. The SEC maintains an Internet site. This prospectus, the SAI and other information about the product are available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).

Variable annuities are insurance products that are complex investment vehicles. Before you invest, be sure to ask your investment professional about the variable annuity's features, benefits, risks and fees, and whether the variable annuity is appropriate for you, based upon your financial situation and objectives.

This prospectus provides a general description of the contract. Your actual contract and any riders or endorsements are the controlling documents. RiverSource Life of NY has not authorized any person to give any information or to make any representations regarding the contract other than those contained in this prospectus or the fund prospectuses. Do not rely on any such information or representations.

RiverSource Life of NY and its affiliate companies offers several different annuities which your investment professional may or may not be authorized to offer to you. Each annuity has different features and benefits that may be appropriate for you based on your financial situation and needs, your age and how you intend to use the annuity. The different features and benefits may include the investment and fund manager options, variations in interest rate amount and guarantees, credits, withdrawal charge schedules and access to annuity account values. The fees and charges may also be different between each annuity.


------------------------------------------------------------------------------

RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -
ISSUED BY RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK - PROSPECTUS 1

TABLE OF CONTENTS


KEY TERMS ...............................................................    3
THE CONTRACT IN BRIEF ...................................................    5
EXPENSE SUMMARY .........................................................    6
CONDENSED FINANCIAL INFORMATION (UNAUDITED) .............................   10
FINANCIAL STATEMENTS ....................................................   10
THE VARIABLE ACCOUNT AND THE FUNDS ......................................   10
THE ONE-YEAR FIXED ACCOUNT ..............................................   18
BUYING YOUR CONTRACT ....................................................   18
CHARGES .................................................................   20
VALUING YOUR INVESTMENT .................................................   24
MAKING THE MOST OF YOUR CONTRACT ........................................   26
WITHDRAWALS .............................................................   31
TSA -- SPECIAL WITHDRAWAL PROVISIONS ....................................   32
CHANGING OWNERSHIP ......................................................   32
BENEFITS IN CASE OF DEATH ...............................................   33
OPTIONAL BENEFITS .......................................................   36
THE ANNUITY PAYOUT PERIOD ...............................................   43
TAXES ...................................................................   45
VOTING RIGHTS ...........................................................   48
SUBSTITUTION OF INVESTMENTS .............................................   48
ABOUT THE SERVICE PROVIDERS .............................................   49
ADDITIONAL INFORMATION ..................................................   50
APPENDIX A: PERFORMANCE CREDIT RIDER ADJUSTED PARTIAL WITHDRAWAL ........   51
APPENDIX B: CONDENSED FINANCIAL INFORMATION (UNAUDITED) .................   53
TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION ............   59


CORPORATE CONSOLIDATION


On Dec. 31, 2006, American Centurion Life Assurance Company merged into an affiliate company, IDS Life Insurance Company of New York (IDS Life NY). At that time, IDS Life NY changed its name to RiverSource Life Insurance Co. of New York. This merger helped simplify the overall corporate structure because the two life insurance companies were consolidated into one. This consolidation and renaming did not have any adverse effect on the features or benefits of any contract.



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2 RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -
  ISSUED BY RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK - PROSPECTUS

KEY TERMS

These terms can help you understand details about your contract.

ACCUMULATION UNIT: A measure of the value of each subaccount before annuity payouts begin.

ANNUITANT: The person on whose life or life expectancy the annuity payouts are based.

ANNUITY PAYOUTS: An amount paid at regular intervals under one of several plans.

ASSUMED INVESTMENT RATE: The rate of return we assume your investments will earn when we calculate your initial annuity payout amount using the annuity table in your contract. The standard assumed investment rate we use is 3.5% but you may request we substitute an assumed investment rate of 5.0%. The 5.0% assumed investment rate is not available for nonqualified plans with a five-year withdrawal charge schedule.

BENEFICIARY: The person you designate to receive benefits in case of the owner's or annuitant's death while the contract is in force.

CLOSE OF BUSINESS: The time the New York Stock Exchange (NYSE) closes (4 p.m. Eastern time unless the NYSE closes earlier).

CODE: The Internal Revenue Code of 1986, as amended.

CONTRACT: A deferred annuity contract that permits you to accumulate money for retirement by making one or more purchase payments. It provides for lifetime or other forms of payouts beginning at a specified time in the future.

CONTRACT VALUE: The total value of your contract before we deduct any applicable charges.

CONTRACT YEAR: A period of 12 months, starting on the effective date of your contract and on each anniversary of the effective date.


FUNDS: Investment options under your contract. You may allocate your purchase payments into subaccounts investing in shares of the funds.


ONE-YEAR FIXED ACCOUNT: An account to which you may make allocations. Amounts you allocate to this account earn interest at rates that we declare periodically.


OWNER (YOU, YOUR): The person or persons who control the contract (decides on investment allocations, transfers, payout options, etc.). Usually, but not always, the owner is also the annuitant. The owner is responsible for taxes, regardless of whether he or she receives the contract's benefits.


PURCHASE PAYMENT CREDITS: An addition we make to your contract value. We base the amount of the credit on total net payments (total payments less total withdrawals). We apply the credit to your contract based on your current payment.

QUALIFIED ANNUITY: A contract that you purchase to fund one of the following tax-deferred retirement plans that is subject to applicable federal law and any rules of the plan itself:

o     Individual Retirement Annuities (IRAs) under Section 408(b) of the the
      Code

o     Roth IRAs under Section 408A of the Code

o     Simplified Employee Pension (SEP) plans under Section 408(k) of the Code

o     Tax-Sheltered Annuity (TSA) rollovers under Section 403(b) of the Code

A qualified annuity will not provide any necessary or additional tax deferral if it is used to fund a retirement plan that is already tax deferred.

All other contracts are considered NONQUALIFIED ANNUITIES.

RETIREMENT DATE: The date when annuity payouts are scheduled to begin.

RIDER EFFECTIVE DATE: The date you add a rider to the contract.

RIVERSOURCE LIFE OF NY: In this prospectus, "we," "us," "our" and "RiverSource Life of NY" refer to RiverSource Life Insurance Co. of New York.


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RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -
ISSUED BY RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK - PROSPECTUS 3

VALUATION DATE: Any normal business day, Monday through Friday, on which the NYSE is open, up to the close of business. At the close of business, the next valuation date begins. We calculate the accumulation unit value of each subaccount on each valuation date. If we receive your purchase payment or any transaction request (such as a transfer or withdrawal request) at our home office before the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the valuation date we received your payment or transaction request. On the other hand, if we receive your purchase payment or transaction request at our home office at or after the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the next valuation date. If you make a transaction request by telephone (including by fax), you must have completed your transaction by the close of business in order for us to process it using the accumulation unit value we calculate on that valuation date. If you were not able to complete your transaction before the close of business for any reason, including telephone service interruptions or delays due to high call volume, we will process your transaction using the accumulation unit value we calculate on the next valuation date.

VARIABLE ACCOUNT: Consists of separate subaccounts to which you may allocate purchase payments; each invests in shares of one fund. The value of your investment in each subaccount changes with the performance of the particular fund.

WITHDRAWAL VALUE: The amount you are entitled to receive if you make a full withdrawal from your contract. It is the contract value minus any applicable charges.


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4 RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -
  ISSUED BY RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK - PROSPECTUS

THE CONTRACT IN BRIEF


PURPOSE: This contract allows you to accumulate money for retirement or similar long term goal. You do this by making one or more purchase payments. You may allocate your purchase payments to the one-year fixed account and/or subaccounts of the variable account under the contract; however you risk losing amounts you invest in the subaccounts of the variable account. These accounts, in turn, may earn returns that increase the value of a contract. Beginning at a specified time in the future called the retirement date, these contracts provide lifetime or other forms of payouts your contract value (less any applicable premium tax).


It may not be advantageous for you to purchase this contract in exchange for, or in addition to, an existing annuity or life insurance policy. Generally, you can exchange one annuity for another in a "tax-free" exchange under
Section 1035 of the Code. You also generally can exchange a life insurance policy for an annuity. However, before making an exchange, you should compare both contracts carefully because the features and benefits may be different. Fees and charges may be higher or lower on your old contract than on this contract. You may have to pay a withdrawal charge when you exchange out of your old contract and a new withdrawal charge period will begin when you exchange into this contract. If the exchange does not qualify for Section 1035 treatment, you also may have to pay federal income tax on the exchange. You should not exchange your old contract for this contract, or buy this contract in addition to your old contract, unless you determine it is in your best interest.

TAX-DEFERRED RETIREMENT PLANS: Most annuities have a tax-deferred feature. So do many retirement plans under the Code. As a result, when you use a qualified annuity to fund a retirement plan that is tax-deferred, your contract will not provide any necessary or additional tax deferral for that retirement plan. A qualified annuity has features other than tax deferral that may help you reach your retirement goals. In addition, the Code subjects retirement plans to required withdrawals triggered at a certain age. These mandatory withdrawals are called required minimum distributions ("RMDs"). RMDs may reduce the value of certain death benefits and optional riders (see "Taxes - Qualified Annuities - Required Minimum Distributions"). You should consult your tax advisor before you purchase the contract as a qualified annuity for an explanation of the tax implications to you.

FREE LOOK PERIOD: You may return your contract to your investment professional or to our home office within the time stated on the first page of your contract, less any purchase payment credits. (See "Buying Your Contract -- Purchase Payment Credits.") We will not deduct any contract charges or fees. However, you bear the investment risk from the time of purchase until you return the contract; the refund amount may be more or less than the payment you made. (EXCEPTION: If the law requires, we will refund all of your purchase payments.)

ACCOUNTS: Generally, you may allocate purchase payments among the:


o subaccounts of the variable account, each of which invests in a fund with a particular investment objective. The value of each subaccount varies with the performance of the particular fund in which it invests. We cannot guarantee that the value at the retirement date will equal or exceed the total purchase payments you allocate to the subaccounts. (p.
      10)

o the one-year fixed account, which earns interest at rates that we adjust periodically. (p. 18)

BUYING A CONTRACT: We no longer offer new contracts. However, you have the option of making additional purchase payments in the future. (p. 18)

TRANSFERS: Subject to certain restrictions, you currently may redistribute your contract value among the accounts without charge at any time until annuity payouts begin, and once per contract year among the subaccounts after annuity payouts begin. You may establish automated transfers among the accounts. One-year fixed account transfers are subject to special restrictions. (p. 27)

WITHDRAWALS: You may withdraw all or part of your contract value at any time before the retirement date. You also may establish automated partial withdrawals. Withdrawals may be subject to charges and tax penalties (including a 10% IRS penalty if you make withdrawals prior to your reaching age 59 1/2) and may have other tax consequences. Certain other restrictions may apply. (p. 21 & 31)

OPTIONAL BENEFITS: This contract offers optional features that are available for additional charges if you meet certain criteria. (p. 36)

BENEFITS IN CASE OF DEATH: If you or the annuitant die before annuity payouts begin, we will pay the beneficiary an amount at least equal to the contract value. (p. 33)

ANNUITY PAYOUTS: You can apply your contract value to an annuity payout plan that begins on the retirement date. You may choose from a variety of plans to make sure that payouts continue as long as you like. If you buy a qualified annuity, the payout schedule must meet IRS requirements. We can make payouts on a fixed or variable basis, or both. During the annuity payout period, your choices for subaccounts may be limited. (p. 43)

TAXES: Generally, income earned on your contract value grows tax deferred until you make withdrawals or begin to receive payouts. (Under certain circumstances, IRS penalty taxes may apply.) The tax treatment of qualified and nonqualified annuities differs. Even if you direct payouts to someone else, you will be taxed on the income if you are the owner. (p. 45)



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RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -
ISSUED BY RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK - PROSPECTUS 5

EXPENSE SUMMARY

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING AND MAKING A WITHDRAWAL FROM THE CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT OR MAKE A WITHDRAWAL FROM THE CONTRACT.

CONTRACT OWNER TRANSACTION EXPENSES

WITHDRAWAL CHARGE

(Contingent deferred sales charge as a percentage of purchase payments withdrawn)

You select either a seven-year or five-year withdrawal charge at the time of application.

                                  WITHDRAWAL CHARGE SCHEDULE
           SEVEN-YEAR SCHEDULE                         FIVE-YEAR SCHEDULE
YEARS FROM PURCHASE    WITHDRAWAL CHARGE    YEARS FROM PURCHASE    WITHDRAWAL CHARGE
 PAYMENT RECEIPT           PERCENTAGE         PAYMENT RECEIPT          PERCENTAGE
         1                     8%                    1                      8%
         2                     8                     2                      7
         3                     7                     3                      6
         4                     7                     4                      4
         5                     6                     5                      2
         6                     5                     Thereafter             0
         7                     3
         Thereafter            0

WITHDRAWAL CHARGE UNDER ANNUITY PAYOUT PLAN E -- PAYOUTS FOR A SPECIFIED
PERIOD: Under this annuity payout plan, you can choose to take a withdrawal. The amount that you can withdraw is the present value of any remaining variable payouts. If the original contract is a qualified annuity with a seven-year withdrawal schedule, the discount rate we use in the calculation will be 4.86% if the assumed investment rate is 3.5% and 6.36% if the assumed investment rate is 5%. For a nonqualified annuity with a seven-year withdrawal schedule, the discounted rate we use in the calculation will be 5.11% if the assumed investment rate is 3.5% and 6.61% if the assumed investment rate is 5%. If the original contract is a qualified annuity with a five-year withdrawal schedule, the discount rate we use in the calculation will be 5.16% if the assumed investment rate is 3.5% and 6.66% if the assumed investment rate is 5%. For a nonqualified annuity with a five-year withdrawal schedule, the discounted rate will be 5.41% if the assumed investment rate is 3.5% and 6.91% if the assumed investment rate is 5%. The 5.0% assumed investment rate is not available for nonqualified plans with a five-year withdrawal charge schedule. The withdrawal charge equals the present value of the remaining payouts using the assumed investment rate minus the present value of the remaining payouts using the discount rate.


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6 RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -
  ISSUED BY RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK - PROSPECTUS

THE NEXT TWO TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING FUND FEES AND EXPENSES.

ANNUAL VARIABLE ACCOUNT EXPENSES
(As a percentage of average daily subaccount value.)

You can choose a qualified or nonqualified contract, the length of your contract's withdrawal charge schedule and the death benefit guarantee provided. The combination you choose determines the fees you pay. The table below shows the combinations available to you and their cost.

                                                         VARIABLE ACCOUNT            TOTAL MORTALITY AND        TOTAL VARIABLE
SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE:                ADMINISTRATIVE CHARGE            EXPENSE RISK FEE         ACCOUNT EXPENSE
QUALIFIED ANNUITIES
ROP death benefit                                              0.15%                         0.85%                   1.00%
MAV death benefit(1)                                           0.15                          0.95                    1.10

NONQUALIFIED ANNUITIES
ROP death benefit                                              0.15                          1.10                    1.25
MAV death benefit(1)                                           0.15                          1.20                    1.35

FIVE-YEAR WITHDRAWAL CHARGE SCHEDULE:
QUALIFIED ANNUITIES
ROP death benefit                                              0.15                          1.15                    1.30
MAV death benefit(1)                                           0.15                          1.25                    1.40

NONQUALIFIED ANNUITIES
ROP death benefit                                              0.15                          1.40                    1.55
MAV death benefit(1)                                           0.15                          1.50                    1.65

(1) Available if both you and the annuitant are 79 or younger at contract issue. If you select a GMIB rider, you must elect the MAV death benefit.

OTHER ANNUAL EXPENSES

ANNUAL CONTRACT ADMINISTRATIVE CHARGE                                                                               $  40
(We will waive this charge when your contract value is $50,000 or more on the current contract anniversary.)

GUARANTEED MINIMUM INCOME BENEFIT RIDER (GMIB) FEE
GMIB - MAV                                                                                                           0.55%*
GMIB - 6% RISING FLOOR                                                                                               0.75%*
(As a percentage of the adjusted contract value charged annually on the contract anniversary.)

PERFORMANCE CREDIT RIDER (PCR) FEE                                                                                   0.15%*
(As a percentage of the contract value charged annually on the contract anniversary.)

*     This fee applies only if you elect this optional feature.


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RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -
ISSUED BY RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK - PROSPECTUS 7

ANNUAL OPERATING EXPENSES OF THE FUNDS


THE NEXT TWO TABLES DESCRIBE THE OPERATING EXPENSES OF THE FUNDS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. THESE OPERATING EXPENSES ARE FOR THE FISCAL YEAR ENDING DEC. 31, 2006, UNLESS OTHERWISE NOTED. THE FIRST TABLE SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE FUNDS. THE SECOND TABLE SHOWS THE TOTAL OPERATING EXPENSES CHARGED BY EACH FUND. MORE DETAIL CONCERNING EACH FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH FUND.


MINIMUM AND MAXIMUM ANNUAL OPERATING EXPENSES FOR THE FUNDS

(Including management fee, distribution and/or service (12b-1) fees and other expenses)(a)


                                                                                MINIMUM               MAXIMUM
Total expenses before fee waivers and/or expense reimbursements                  0.51%                 1.35%

(a)   Each fund deducts management fees and other expenses from fund assets.
      Fund assets include amounts you allocate to a particular fund. Funds may also charge 12b-1 fees that are used to finance any activity that is primarily intended to result in the sale of fund shares. Because 12b-1 fees are paid out of fund assets on an ongoing basis, you may pay more if you select subaccounts investing in funds that have adopted 12b-1 plans than if you select subaccounts investing in funds that have not adopted 12b-1 plans. The fund or the fund's affiliates may pay us or our affiliates for promoting and supporting the offer, sale and servicing of fund shares. In addition, the fund's distributor or investment adviser, transfer agent or their affiliates may pay us or our affiliates for various services we or our affiliates provide. The amount of these payments will vary by fund and may be significant. See "The Variable
      Account and the Funds" for additional information, including potential conflicts of interest these payments may create. For a more complete description of each fund's fees and expenses and important disclosure regarding payments the fund and/or its affiliates make, please review the fund's prospectus and SAI.

TOTAL ANNUAL OPERATING EXPENSES FOR EACH FUND*


(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)


                                                                                                 GROSS TOTAL
                                                                 MANAGEMENT   12b-1    OTHER        ANNUAL
                                                                    FEES       FEES   EXPENSES     EXPENSES
AIM V.I. Basic Value Fund, Series II Shares                         0.72%     0.25%    0.30%**   1.27%(1),(2)
AIM V.I. Capital Development Fund, Series II Shares                 0.75      0.25     0.35**    1.35(1),(2)
AIM V.I. Core Equity Fund, Series II Shares                         0.61      0.25     0.30**    1.16(1)
AllianceBernstein VPS Balanced Shares Portfolio (Class B)           0.55      0.25     0.18      0.98
AllianceBernstein VPS Global Technology Portfolio (Class B)         0.75      0.25     0.18      1.18
AllianceBernstein VPS Growth and Income Portfolio (Class B)         0.55      0.25     0.06      0.86
AllianceBernstein VPS Large Cap Growth Portfolio (Class B)          0.75      0.25     0.08      1.08
Fidelity(R) VIP Contrafund(R) Portfolio Service Class 2             0.57      0.25     0.09      0.91
Fidelity(R) VIP Growth Portfolio Service Class 2                    0.57      0.25     0.12      0.94
Fidelity(R) VIP Mid Cap Portfolio Service Class 2                   0.57      0.25     0.11      0.93
Fidelity(R) VIP Overseas Portfolio Service Class 2                  0.72      0.25     0.16      1.13
FTVIPT Franklin Global Real Estate Securities Fund - Class 2        0.47      0.25     0.03      0.75(3)
(previously FTVIPT Franklin Real Estate Fund - Class 2)
FTVIPT Franklin Small Cap Value Securities Fund - Class 2           0.51      0.25     0.20**    0.96(4)
FTVIPT Franklin Small-Mid Cap Growth Securities Fund - Class 2      0.48      0.25     0.30**    1.03(4)
FTVIPT Mutual Shares Securities Fund - Class 2                      0.60      0.25     0.21      1.06
FTVIPT Templeton Foreign Securities Fund - Class 2                  0.63      0.25     0.18**    1.06(4)
MFS(R) Investors Growth Stock Series - Service Class                0.75      0.25     0.12      1.12
MFS(R) New Discovery Series - Service Class                         0.90      0.25     0.13      1.28
MFS(R) Total Return Series - Service Class                          0.75      0.25     0.10      1.10(5)
MFS(R) Utilities Series - Service Class                             0.75      0.25     0.11      1.11
Oppenheimer Capital Appreciation Fund/VA, Service Shares            0.64      0.25     0.03**    0.92(6)
Oppenheimer Global Securities Fund/VA, Service Shares               0.62      0.25     0.04**    0.91(6)
Oppenheimer High Income Fund/VA, Service Shares                     0.72      0.25     0.03**    1.00(6)
Oppenheimer Main Street Small Cap Fund/VA, Service Shares           0.64      0.25     0.02**    0.91(6)
Oppenheimer Strategic Bond Fund/VA, Service Shares                  0.62      0.25     0.02**    0.89(6)



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8 RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -
  ISSUED BY RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK - PROSPECTUS

(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)

                                                                                                           GROSS TOTAL
                                                                          MANAGEMENT   12b-1     OTHER        ANNUAL
                                                                             FEES       FEES   EXPENSES      EXPENSES
Putnam VT Growth and Income Fund - Class IB Shares                           0.49%     0.25%    0.06%**   0.80%
Putnam VT International Equity Fund - Class IB Shares                        0.74      0.25     0.19**    1.18
Putnam VT Research Fund - Class IB Shares                                    0.65      0.25     0.16**    1.06
Putnam VT Vista Fund - Class IB Shares                                       0.65      0.25     0.15**    1.05
RiverSource(R) Variable Portfolio - Cash Management Fund                     0.33      0.13     0.14      0.60(7)
RiverSource(R) Variable Portfolio - Diversified Bond Fund                    0.46      0.13     0.15**    0.74(7)
RiverSource(R) Variable Portfolio - Diversified Equity Income Fund           0.64      0.13     0.14**    0.91(7),(8)
RiverSource(R) Variable Portfolio - Growth Fund                              0.71      0.13     0.17**    1.01(7),(8)
RiverSource(R) Variable Portfolio - Large Cap Equity Fund                    0.57      0.13     0.13**    0.83(7),(8)
RiverSource(R) Variable Portfolio - S&P 500 Index Fund                       0.22      0.13     0.16**    0.51(7),(9)
RiverSource(R) Variable Portfolio - Short Duration U.S. Government Fund      0.48      0.13     0.16**    0.77(7)
RiverSource(R) Variable Portfolio - Small Cap Value Fund                     1.00      0.13     0.19**    1.32(7),(8),(9)

 * The Funds provided the information on their expenses and we have not independently verified the information.

** "Other expenses" may include fees and expenses incurred indirectly by the Fund as a result of its investment in other investment companies
      (also referred to as acquired funds).

(1) The Fund's advisor has contractually agreed to waive advisory fees and/or reimburse expenses of Series II shares to the extent necessary to limit total annual expenses (subject to certain exclusions) of Series II shares to 1.45% of average daily net assets. This expense limitation is in effect through at least April 30, 2008.

(2)   Through April 30, 2008 (through Dec. 31, 2009, for AIM V.I. Basic Value
      Fund, Series II Shares), the Fund's advisor has contractually agreed to waive a portion of its advisory fees. After fee waivers and expense reimbursements net expenses would be 1.22% for AIM V.I. Basic Value
      Fund, Series II Shares and 1.34% for AIM V.I. Capital Development Fund,
      Series II Shares.

(3) The Fund's fees and expenses have been restated as if the Fund's new investment management and fund administration agreements had been in place for the fiscal year ended Dec. 31, 2006. The manager and administrator, however, have contractually agreed in advance to waive or limit their respective fees so that the increase in investment management and fund administration fees paid by the Fund are phased in over a five year period, with there being no increase in the rate of such fees for the first year ending April 30, 2008. For each of the four years thereafter through April 30, 2012, the manager and administrator will receive one-fifth of the increase in the rate of fees. Beginning
      May 1, 2012, the full new investment management and administration fees will then be in effect.

(4) The manager has agreed in advance to reduce its fee from assets invested by the Fund in a Franklin Templeton money market fund (the acquired fund) to the extent that the Fund's fees and expenses are due to those of the acquired fund. This reduction is required by the Trust's board of trustees and an exemptive order of the Securities and Exchange
      Commission (SEC). After fee reductions net expenses would be 0.93% for FTVIPT Franklin Small Cap Value Securities Fund - Class 2, 1.02% for
      FTVIPT Franklin Small-Mid Cap Growth Securities Fund - Class 2, and
      1.03% for FTVIPT Templeton Foreign Securities Fund - Class 2.

(5)   The Fund's management fee as set forth in its Investment Advisory
      Agreement is 0.75% of average daily net assets annually. MFS has agreed in writing to reduce its management fee to 0.65% of average daily net assets in excess of $3 billion. For the Fund's most recent fiscal year, the effective management fee was 0.73% of average daily net assets. This written agreement will remain in effect until modified by the Fund's
      Board of Trustees.

(6) The "Other expenses" in the table are based on, among other things, the fees the Fund would have paid if the transfer agent had not waived a portion of its fee under a voluntary undertaking to the Fund to limit these fees to 0.35% of average daily net assets per fiscal year for all classes. That undertaking may be amended or withdrawn at any time. For the Fund's fiscal year ended Dec. 31, 2006, the transfer agent fees did not exceed this expense limitation. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in Oppenheimer Institutional
      Money Market Fund. After fee waivers and expense reimbursements, the net expenses would have been 0.88% for Oppenheimer Strategic Bond Fund/VA, Service Shares.

(7) The Fund's expense figures are based on actual expenses for the four month period ended Dec. 31, 2006, adjusted to an annual basis.

(8) Management fees includes the impact of a performance incentive adjustment that increased the management fee by 0.07% for RiverSource(R)
      Variable Portfolio - Diversified Equity Income Fund, 0.11% for
      RiverSource(R) Variable Portfolio - Growth Fund, 0.01% for
      RiverSource(R) Variable Portfolio - Large Cap Equity Fund and 0.05% for
      RiverSource(R) Variable Portfolio - Small Cap Value Fund.

(9) RiverSource Investments, LLC and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Dec.
      31, 2007, unless sooner terminated at the discretion of the Fund's
      Board. Any amount waived will not be reimbursed by the Fund. Under this agreement, net expenses (excluding fees and expenses of acquired funds), before giving effect to any applicable performance incentive adjustment, will not exceed 0.495% for RiverSource(R) Variable Portfolio - S&P 500
      Index Fund and 1.20% for RiverSource(R) Variable Portfolio - Small Cap
      Value Fund.



------------------------------------------------------------------------------

RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -
ISSUED BY RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK - PROSPECTUS 9

EXAMPLES


THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THESE CONTRACTS WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THESE COSTS INCLUDE YOUR TRANSACTION EXPENSES, CONTRACT ADMINISTRATIVE CHARGES(1), VARIABLE ACCOUNT ANNUAL EXPENSES AND FUND FEES AND EXPENSES.


THESE EXAMPLES ASSUME THAT YOU INVEST $10,000 IN THE CONTRACT FOR THE TIME PERIODS INDICATED. THESE EXAMPLES ALSO ASSUME THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR.


MAXIMUM EXPENSES. These examples assume the most expensive combination of contract features and benefits and the maximum fees and expense of any of the funds. They assume that you select the optional MAV death benefit and the GMIB
- 6% Rising Floor. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                                           IF YOU DO NOT WITHDRAW YOUR CONTRACT
                                                IF YOU WITHDRAW YOUR CONTRACT             OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                                           AT THE END OF THE APPLICABLE TIME PERIOD:     AT THE END OF THE APPLICABLE TIME PERIOD:
NONQUALIFIED ANNUITY                      1 YEAR     3 YEARS     5 YEARS     10 YEARS    1 YEAR    3 YEARS     5 YEARS     10 YEARS
Seven-year withdrawal charge schedule   $1,154.86   $1,780.09   $2,426.53   $3,789.53   $354.86   $1,080.09   $1,826.53   $3,789.53
Five-year withdrawal charge schedule     1,185.61    1,770.10    2,172.64    4,060.73    385.61    1,170.10    1,972.64    4,060.73

QUALIFIED ANNUITY                         1 YEAR     3 YEARS     5 YEARS     10 YEARS    1 YEAR    3 YEARS     5 YEARS     10 YEARS
Seven-year withdrawal charge schedule   $1,129.23   $1,704.65   $2,303.34   $3,557.17   $329.23   $1,004.65   $1,703.34   $3,557.17
Five-year withdrawal charge schedule     1,159.98    1,695.13    2,051.02    3,835.30    359.98    1,095.13    1,851.02    3,835.30


MINIMUM EXPENSES. These examples assume the least expensive combination of contract features and benefits and the minimum fees and expenses of any of the funds. They assume that you select the ROP death benefit and you do not select any optional benefits. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                                            IF YOU DO NOT WITHDRAW YOUR CONTRACT
                                                IF YOU WITHDRAW YOUR CONTRACT             OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                                           AT THE END OF THE APPLICABLE TIME PERIOD:     AT THE END OF THE APPLICABLE TIME PERIOD:
NONQUALIFIED ANNUITY                      1 YEAR     3 YEARS     5 YEARS     10 YEARS    1 YEAR    3 YEARS     5 YEARS     10 YEARS
Seven-year withdrawal charge schedule   $  981.63   $1,262.42   $1,567.85   $2,099.89   $181.63    $562.42     $ 967.85   $2,099.89
Five-year withdrawal charge schedule     1,012.38    1,255.64    1,324.77    2,420.86    212.38     655.64     1,124.77    2,420.86

QUALIFIED ANNUITY                         1 YEAR     3 YEARS     5 YEARS     10 YEARS    1 YEAR    3 YEARS     5 YEARS     10 YEARS
Seven-year withdrawal charge schedule   $  956.01   $1,184.30   $1,435.57   $1,825.09   $156.01    $484.30     $ 835.57   $1,825.09
Five-year withdrawal charge schedule       986.76    1,178.00    1,194.14    2,154.04    186.76     578.00       994.14    2,154.04

(1) In these examples, the $40 contract administrative charge is approximated as a .012% charge. This percentage was determined by dividing the total amount of the contract administrative charges collected during the year that are attributable to each contract by the total average net assets that are attributable to that contract.

CONDENSED FINANCIAL INFORMATION


You can find unaudited condensed financial information for the subaccounts in Appendix B.

FINANCIAL STATEMENTS

You can find our audited financial statements and the audited financial statements of the subaccounts with financial history in the SAI. The SAI does not include audited financial statements for subaccounts that are new and have no activity as of the financial statements date.

THE VARIABLE ACCOUNT AND THE FUNDS

VARIABLE ACCOUNT. The variable account was established under New York law on Oct. 12, 1995, and the subaccounts are registered together as a single unit investment trust under the Investment Company Act of 1940 (the 1940 Act). This registration does not involve any supervision of our management or investment practices and policies by the SEC. All obligations arising under the contracts are general obligations of RiverSource Life of NY.

The variable account meets the definition of a separate account under federal securities laws. We credit or charge income, capital gains and capital losses of each subaccount only to that subaccount. State insurance law prohibits us from charging a subaccount with liabilities of any other subaccount or of our general business. The variable account includes other subaccounts that are available under contracts that are not described in this prospectus.


------------------------------------------------------------------------------

10 RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -
   ISSUED BY RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK - PROSPECTUS

Although the Internal Revenue Code (IRS) has issued some guidance on investor control, the U.S. Treasury and the IRS may continue to examine this aspect of variable contracts and provide additional guidance on investor control. Their concern involves how many investment choices (subaccounts) may be offered by an insurance company and how many exchanges among those subaccounts may be allowed before the contract owner would be currently taxed on income earned within the contract. At this time, we do not know what the additional guidance will be or when action will be taken. We reserve the right to modify the contract, as necessary, so that the owner will not be subject to current taxation as the owner of the subaccount assets.

We intend to comply with all federal tax laws so that the contract continues to qualify as an annuity for federal income tax purposes. We reserve the right to modify the contract as necessary to comply with any new tax laws.

THE FUNDS. This contract currently offers subaccounts investing in shares of the funds listed in the table below.


      o INVESTMENT OBJECTIVES: The investment managers and advisers cannot guarantee that the funds will meet their investment objectives. Please read the funds' prospectuses for facts you should know before investing. These prospectuses are available by contacting us at the address or telephone number on the first page of this prospectus.

      o FUND NAME AND MANAGEMENT: A fund underlying your contract in which a subaccount invests may have a name, portfolio manager, objectives, strategies and characteristics that are the same or substantially similar to those of a publicly-traded retail mutual fund. Despite these similarities, an underlying fund is not the same as any publicly-traded retail mutual fund. Each underlying fund will have its own unique portfolio holdings, fees, operating expenses and operating results. The results of each underlying fund may differ significantly from any publicly-traded retail mutual fund.

      o ELIGIBLE PURCHASERS: All funds are available to serve as the underlying investments for variable annuities and variable life insurance policies. The funds are not available to the public (see "Fund Name and Management" above). Some funds also are available to serve as investment options for tax-deferred retirement plans. It is possible that in the future for tax, regulatory or other reasons, it may be disadvantageous for variable annuity accounts and variable life insurance accounts and/or tax-deferred retirement plans to invest in the available funds simultaneously. Although we and the funds do not currently foresee any such disadvantages, the boards of directors or trustees of each fund will monitor events in order to identify any material conflicts between annuity owners, policy owners and tax-deferred retirement plans and to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that it should establish separate funds for the variable annuity, variable life insurance and tax-deferred retirement plan accounts, you would not bear any expenses associated with establishing separate funds. Please refer to the funds' prospectuses for risk disclosure regarding simultaneous investments by variable annuity, variable life insurance and tax-deferred retirement plan accounts. Each fund intends to comply with the diversification requirements under
            Section 817(h) of the Code.

      o ASSET ALLOCATION PROGRAMS MAY IMPACT FUND PERFORMANCE: Asset allocation programs in general may negatively impact the performance of an underlying fund. Even if you do not participate in an asset allocation program, a fund in which your subaccount invests may be impacted if it is included in an asset allocation program. Rebalancing or reallocation under the terms of the asset allocation program may cause a fund to lose money if it must sell large amounts of securities to meet a redemption request. These losses can be greater if the fund holds securities that are not as liquid as others, for example, various types of bonds, shares of smaller companies and securities of foreign issuers. A fund may also experience higher expenses because it must sell or buy securities more frequently than it otherwise might in the absence of asset allocation program rebalancing or reallocations. Because asset allocation programs include periodic rebalancing and may also include reallocation, these effects may occur under the asset allocation program we offer or under asset allocation programs used in conjunction with the contracts and plans of other eligible purchasers of the funds.

      o FUNDS AVAILABLE UNDER THE CONTRACT: We seek to provide a broad array of underlying funds taking into account the fees and charges imposed by each fund and the contract charges we impose. We select the underlying funds in which the subaccounts initially invest and upon any substitution (see "Substitution of Investments"). We also make all decisions regarding which funds to retain in a contract, which funds to add to a contract and which funds will no longer be offered in a contract. In making these decisions, we may consider various objective and subjective factors. Objective factors include, but are not limited to fund performance, fund expenses, classes of fund shares available, size of the fund and investment objectives and investing style of the fund. Subjective factors include, but are not limited to, investment sub-styles and process, management skill and history at other funds and portfolio concentration and sector weightings. We also consider the levels and types of revenue a fund, its distributor, investment adviser, subadviser, transfer agent or their affiliates pay us and our affiliates. This revenue includes, but is not limited to compensation for administrative services provided with respect to the fund and support of marketing and distribution expenses incurred with respect to the fund.

      o REVENUE WE RECEIVE FROM THE FUNDS MAY CREATE POTENTIAL CONFLICTS OF INTEREST: We or our affiliates receive from each of the funds, or the funds' affiliates, varying levels and types of revenue including but not limited to expense payments and non-cash compensation. The amount of this revenue and how it is computed varies by fund, may be significant and may create potential conflicts of interest. The greatest amount and percentage of revenue we and our affiliates receive comes from assets allocated to subaccounts investing in the RiverSource Variable Portfolio Funds (affiliated funds) that are managed by



------------------------------------------------------------------------------

RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -
ISSUED BY RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK - PROSPECTUS 11

            RiverSource Investments, LLC (RiverSource Investments), one of our affiliates. Employee compensation and operating goals at all levels are tied to the success of Ameriprise Financial, Inc. and its affiliates, including us. Certain employees may receive higher compensation and other benefits based, in part, on contract values that are invested in the RiverSource Variable Portfolio Funds. We or our affiliates receive revenue which ranges up to 0.60% of the average daily net assets invested in the non-RiverSource Variable Portfolio funds (unaffiliated funds) through this and other contracts we and our affiliate issue. We or our affiliates may also receive revenue which ranges up to 0.04% of aggregate, net or anticipated sales of unaffiliated funds through this and other contracts we and our affiliate issue. Please see the SAI for a table that ranks the unaffiliated funds according to total dollar amounts they and their affiliates paid us or our affiliates in 2006.

            Expense payments, non-cash compensation and other forms of revenue may influence recommendations your investment professional makes regarding whether you should invest in the contract and whether you should allocate purchase payments or contract value to a subaccount that invests in a particular fund (see "About the Service Providers").

            The revenue we or our affiliates receive from a fund or its affiliates is in addition to revenue we receive from the charges you pay when buying, owning and surrendering the contract (see "Expense Summary"). However, the revenue we or our affiliates receive from a fund or its affiliates may come, at least in part, from the fund's fees and expenses you pay indirectly when you allocate contract value to the subaccount that invests in that fund.

      o WHY REVENUES ARE PAID TO US: In accordance with applicable laws, regulations and the terms of the agreements under which such revenue is paid, we or our affiliates may receive these revenues including, but not limited to expense payments and non-cash compensation for various purposes:

            o Compensating, training and educating investment professionals who sell the contracts.

            o Granting access to our employees whose job it is to promote sales of the contracts by authorized selling firms and their investment professionals, and granting access to investment professionals of our affiliated selling firms.

            o Activities or services we or our affiliates provide that assist in the promotion and distribution of the contracts including promoting the funds available under the contracts to prospective and existing contract owners, authorized selling firms and investment professionals.

            o Providing sub-transfer agency and shareholder servicing to contract owners.

            o Promoting, including and/or retaining the fund's investment portfolios as underlying investment options in the contracts.

            o Advertising, printing and mailing sales literature, and printing and distributing prospectuses and reports.

            o Furnishing personal services to contract owners, including education of contract owners, answering routine inquiries regarding a fund, maintaining accounts or providing such other services eligible for service fees as defined under the rules of the National Association of Securities Dealers, Inc. (NASD).

            o Subaccounting, transaction processing, recordkeeping and administration.

      o SOURCES OF REVENUE RECEIVED FROM AFFILIATED FUNDS: The affiliated funds are managed by RiverSource Investments. The sources of revenue we receive from these affiliated funds, or from affiliates of these funds, may include, but are not necessarily limited to, the following:

            o Assets of the fund's adviser and transfer agent or an affiliate of these. The revenue resulting from these sources may be based either on a percentage of average daily net assets of the fund or on the actual cost of certain services we provide with respect to the fund. We may receive this revenue either in the form of a cash payment or it may be allocated to us.

            o Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the "12b-1 fees" column of the "Annual Operating Expenses of the Funds" table.

      o SOURCES OF REVENUE RECEIVED FROM UNAFFILIATED FUNDS: The unaffiliated funds are not managed by an affiliate of ours. The sources of revenue we receive from these unaffiliated funds, or the funds' affiliates, may include, but are not necessarily limited to, the following:

            o Assets of the fund's adviser, subadviser, transfer agent or an affiliate of these and assets of the fund's distributor or an affiliate. The revenue resulting from these sources usually is based on a percentage of average daily net assets of the fund but there may be other types of payment arrangements.

            o Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the "12b-1 fees" column of the "Annual Operating Expenses of the Funds" table.



------------------------------------------------------------------------------

12 RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -
   ISSUED BY RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK - PROSPECTUS

YOU MAY ALLOCATE PURCHASE PAYMENTS OR TRANSFERS TO ANY OR ALL OF THE SUBACCOUNTS OF THE VARIABLE ACCOUNT THAT INVEST IN SHARES OF THE FOLLOWING
FUNDS:


------------------------------------------------------------------------------------------------------------------------------------
INVESTING IN                   INVESTMENT OBJECTIVE AND POLICIES                              INVESTMENT ADVISER
------------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Basic Value           Long-term growth of capital. Invests at least 65% of its       A I M Advisors, Inc.
Fund, Series II Shares         total assets in equity securities of U.S. issuers that have market capitalizations of greater than $500 million and are believed to be undervalued in relation to long-term earning power or other factors. The fund may invest up to 25% of
                               its total assets in foreign securities.

------------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital               Long-term growth of capital. Invests primarily in securities   A I M Advisors, Inc.
Development Fund,              (including common stocks, convertible securities and
Series II Shares               bonds) of small- and medium-sized companies. The Fund
                               may invest up to 25% of its total assets in foreign
                               securities.

------------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Core Equity           Growth of capital. Invests normally at least 80% of its        A I M Advisors, Inc.
Fund, Series II Shares         net assets, plus the amount of any borrowings for investment purposes, in equity securities, including convertible
                               securities of established companies that have long-term
                               above-average growth in earnings and dividends and growth
                               companies that are believed to have the potential for
                               above-average growth in earnings and dividends. The Fund may invest up to 25% of its total assets in foreign securities.

------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein VPS          Total return consistent with reasonable risk, through a        AllianceBernstein L.P.
Balanced Shares Portfolio      combination of income and longer-term growth of capital.
(Class B)                      Invests primarily in U.S. government and agency
                               obligations, bonds, fixed-income and equity securities of
                               non-U.S. issuers (including short- and long-term debt
                               securities and preferred stocks to the extent the Advisor
                               deems best adapted to the current economic and market
                               outlook) and common stocks.

------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein VPS          Long-term growth of capital. The Fund invests at least         AllianceBernstein L.P.
Global Technology              80% of its net assets in securities of companies that use
Portfolio (Class B)            technology extensively in the development of new or
                               improved products or processes. Invests in a global
                               portfolio of securities of U.S. and foreign companies
                               selected for their growth potential.

------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein VPS          Long-term growth of capital. Invests primarily in the equity   AllianceBernstein L.P.
Growth and Income              securities of domestic companies that the Advisor deems to
Portfolio (Class B)            be undervalued.

------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein VPS          Long-term growth of capital. Invests primarily in equity       AllianceBernstein L.P.
Large Cap Growth               securities of U.S. companies. Unlike most equity funds,
Portfolio (Class B)            the Portfolio focuses on a relatively small number of
                               intensively researched companies.

------------------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Contrafund(R)  Long-term capital appreciation. Normally invests primarily     Fidelity Management & Research
Portfolio Service Class 2      in common stocks. Invests in securities of companies whose     Company (FMR), investment manager;
                               value it believes is not fully recognized by the public.       FMR U.K. and FMR Far East,
                               Invests in either "growth" stocks or "value" stocks or both.   sub-investment advisers.
                               The fund invests in domestic and foreign issuers.

------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------

RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -
ISSUED BY RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK - PROSPECTUS 13

------------------------------------------------------------------------------------------------------------------------------------
INVESTING IN                   INVESTMENT OBJECTIVE AND POLICIES                              INVESTMENT ADVISER
------------------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Growth         Achieve capital appreciation. Normally invests primarily in    Fidelity Management & Research
Portfolio Service Class 2      common stocks. Invests in companies that it believes have      Company (FMR), investment manager;
                               above-average growth potential (stocks of these companies      FMR U.K., FMR Far East,
                               are often called "growth" stocks). The Fund invests in         sub-investment advisers.
                               domestic and foreign issuers.

------------------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Mid Cap        Long-term growth of capital. Normally invests primarily in     Fidelity Management & Research
Portfolio Service Class 2      common stocks. Normally invests at least 80% of assets in      Company (FMR), investment manager;
                               securities of companies with medium market capitalizations.    FMR U.K., FMR Far East,
                               May invest in companies with smaller or larger market          sub-investment advisers.
                               capitalizations. Invests in domestic and foreign issuers.
                               The Fund invests in either "growth" or "value" common
                               stocks or both.

------------------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Overseas       Long-term growth of capital. Normally invests primarily in     Fidelity Management & Research
Portfolio Service Class 2      common stocks of foreign securities. Normally invests at       Company (FMR), investment manager;
                               least 80% of assets in non-U.S. securities.                    FMR U.K., FMR Far East, Fidelity
                                                                                              International Investment Advisors
                                                                                              (FIIA) and FIIA U.K., sub-investment
                                                                                              advisers.

------------------------------------------------------------------------------------------------------------------------------------
FTVIPT Franklin Global         High total return. The Fund normally invests at least 80%      Franklin Templeton Institutional, LLC,
Real Estate Securities         of its net assets in investments of companies located          adviser; Franklin Advisers, Inc.,
Fund - Class 2                 anywhere in the world that operate in the real estate sector.  subadviser

(previously FTVIPT
Franklin Real Estate
Fund - Class 2)

------------------------------------------------------------------------------------------------------------------------------------
FTVIPT Franklin                Long-term total return. The Fund normally invests at least     Franklin Advisory Services, LLC
Small Cap Value Securities     80% of its net assets in investments of small capitalization
Fund - Class 2                 companies, and normally invests predominantly in equity
                               securities. The Fund invests mainly in equity securities of companies that the manager believes are undervalued.

------------------------------------------------------------------------------------------------------------------------------------
FTVIPT Franklin                Long-term capital growth. The Fund normally invests at         Franklin Advisers, Inc.
Small-Mid Cap Growth           least 80% of its net assets in investments of small
Securities Fund - Class 2      capitalization (small cap) and mid capitalization (mid cap)
                               companies.

------------------------------------------------------------------------------------------------------------------------------------
FTVIPT Mutual Shares           Capital appreciation, with income as a secondary goal.         Franklin Mutual Advisers, LLC
Securities Fund - Class 2      The Fund normally invests primarily in equity securities
                               of companies that the manager believes are undervalued.
                               The Fund also invests, to a lesser extent in risk arbitrage securities and distressed companies.

------------------------------------------------------------------------------------------------------------------------------------
FTVIPT Templeton               Long-term capital growth. The Fund normally invests            Templeton Investment Counsel, LLC,
Foreign Securities Fund -      at least 80% of its net assets in investments of issuers       adviser; Franklin Templeton
Class 2                        located outside the U.S., including those in emerging          Investment Management Limited,
                               markets, and normally invests predominantly in equity          subadviser
                               securities.

------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------

14 RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -
   ISSUED BY RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK - PROSPECTUS

------------------------------------------------------------------------------------------------------------------------------------
INVESTING IN                   INVESTMENT OBJECTIVE AND POLICIES                              INVESTMENT ADVISER
------------------------------------------------------------------------------------------------------------------------------------
MFS(R) Investors Growth        Capital appreciation. Normally invests at least 80% of the     MFS Investment Management(R)
Stock Series -                 fund's net assets in equity securities of companies MFS
Service Class                  believes to have above average earnings growth potential
                               compared to other companies (growth companies).

------------------------------------------------------------------------------------------------------------------------------------
MFS(R) New Discovery           Capital appreciation. Invests in stocks of companies MFS       MFS Investment Management(R)
Series - Service Class         believes to have above average earnings growth potential
                               compared to other companies (growth companies).

------------------------------------------------------------------------------------------------------------------------------------
MFS(R) Total Return            Total return. Invests primarily in equity and fixed income     MFS Investment Management(R)
Series - Service Class         securities. MFS invests between 40% and 75% of the fund's
                               net assets in equity securities and at least 25% of the
                               fund's total assets in fixed-income senior securities.

------------------------------------------------------------------------------------------------------------------------------------
MFS(R) Utilities Series -      Total return. Normally invests at least 80% of the fund's      MFS Investment Management(R)
Service Class                  net assets in securities of issuers in the utilities
                               industry.

------------------------------------------------------------------------------------------------------------------------------------
Oppenheimer Capital            Capital appreciation. Invests in securities of well-known,     OppenheimerFunds, Inc.
Appreciation Fund/VA,          established companies.
Service Shares

------------------------------------------------------------------------------------------------------------------------------------
Oppenheimer Global             Long-term capital appreciation. Invests mainly in common       OppenheimerFunds, Inc.
Securities Fund/VA,            stocks of U.S. and foreign issuers that are "growth-type"
Service Shares                 companies, cyclical industries and special situations that are considered to have appreciation possibilities.

------------------------------------------------------------------------------------------------------------------------------------
Oppenheimer High Income        High level of current income. Invests in high-yield            OppenheimerFunds, Inc.
Fund/VA, Service Shares        fixed-income securities.

------------------------------------------------------------------------------------------------------------------------------------
Oppenheimer Main Street        Capital appreciation. Invests mainly in common stocks of       OppenheimerFunds, Inc.
Small Cap Fund/VA,             small-capitalization U.S. companies that the fund's
Service Shares                 investment manager believes have favorable business trends or prospects.

------------------------------------------------------------------------------------------------------------------------------------
Oppenheimer Strategic          High level of current income principally derived from          OppenheimerFunds, Inc.
Bond Fund/VA,                  interest on debt securities. Invests mainly in three market
Service Shares                 sectors: debt securities of foreign governments and
                               companies, U.S. government securities and lower-rated
                               high yield securities of U.S. and foreign companies.

------------------------------------------------------------------------------------------------------------------------------------
Putnam VT Growth and           Capital growth and current income. The fund pursues            Putnam Investment Management, LLC
Income Fund -                  its goal by investing mainly in common stocks of
Class IB Shares                U.S. companies, with a focus on value stocks that offer
                               the potential for capital growth, current income or both.

------------------------------------------------------------------------------------------------------------------------------------
Putnam VT International        Capital appreciation. The fund pursues its goal by investing   Putnam Investment Management, LLC
Equity Fund -                  mainly in common stocks of companies outside the
Class IB Shares                United States that Putnam Management believes have
                               favorable investment potential. Under normal circumstances, the fund invests at least 80% of its net assets in equity
                               investments.

------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------

RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -
ISSUED BY RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK - PROSPECTUS 15

------------------------------------------------------------------------------------------------------------------------------------
INVESTING IN                   INVESTMENT OBJECTIVE AND POLICIES                              INVESTMENT ADVISER
------------------------------------------------------------------------------------------------------------------------------------
Putnam VT Research             Capital appreciation. The fund pursues its goal by investing   Putnam Investment Management, LLC
Fund - Class IB Shares         mainly in common stocks of U.S. companies that Putnam
                               Management thinks have the greatest potential for capital
                               appreciation with stock prices that reflect a value lower
                               than that which Putnam Management places on the company,
                               or whose earnings Putnam Management believes are likely
                               to grow over time.

------------------------------------------------------------------------------------------------------------------------------------
Putnam VT Vista Fund -         Capital appreciation. The fund pursues its goal by investing   Putnam Investment Management, LLC
Class IB Shares                mainly in common stocks of U.S. companies, with a focus
                               on growth stocks.

------------------------------------------------------------------------------------------------------------------------------------
RiverSource Variable           Maximum current income consistent with liquidity and           RiverSource Investments, LLC
Portfolio - Cash               stability of principal. Invests primarily in money market
Management Fund                instruments, such as marketable debt obligations issued
                               by corporations or the U.S. government or its agencies,
                               bank certificates of deposit, bankers' acceptances, letters of credit and commercial paper, including asset-backed
                               commercial paper.

------------------------------------------------------------------------------------------------------------------------------------
RiverSource Variable           High level of current income while attempting to conserve      RiverSource Investments, LLC
Portfolio - Diversified        the value of the investment for the longest period of time.
Bond Fund                      Under normal market conditions, the Fund invests at least
                               80% of its net assets in bonds and other debt securities.
                               At least 50% of the Fund's net assets will be invested in
                               securities like those included in the Lehman Brothers
                               Aggregate Bond Index (Index), which are investment grade
                               and denominated in U.S. dollars. The Index includes
                               securities issued by the U.S. government, corporate bonds
                               and mortgage- and asset-backed securities. Although the
                               Fund emphasizes high- and medium-quality debt securities,
                               it will assume some credit risk to achieve higher yield
                               and/or capital appreciation by buying lower-quality (junk)
                               bonds.

------------------------------------------------------------------------------------------------------------------------------------
RiverSource Variable           High level of current income and, as a secondary goal, steady  RiverSource Investments, LLC
Portfolio - Diversified        growth of capital. Under normal market conditions, the Fund
Equity Income Fund             invests at least 80% of its net assets in dividend-paying
                               common and preferred stocks. The Fund may invest up to
                               25% of its total assets in foreign investments.

------------------------------------------------------------------------------------------------------------------------------------
RiverSource Variable           Long-term capital growth. Invests primarily in common          RiverSource Investments, LLC
Portfolio - Growth Fund        stocks and securities convertible into common stocks that
                               appear to offer growth opportunities. These growth
                               opportunities could result from new management, market
                               developments or technological superiority. The Fund may
                               invest up to 25% of its total assets in foreign investments.

------------------------------------------------------------------------------------------------------------------------------------
RiverSource Variable           Capital appreciation. Under normal market conditions, the      RiverSource Investments, LLC
Portfolio - Large Cap          Fund invests at least 80% of its net assets in equity
Equity Fund                    securities of companies with market capitalization greater than $5 billion at the time of purchase.

------------------------------------------------------------------------------------------------------------------------------------



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16 RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -
   ISSUED BY RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK - PROSPECTUS

------------------------------------------------------------------------------------------------------------------------------------
INVESTING IN                   INVESTMENT OBJECTIVE AND POLICIES                              INVESTMENT ADVISER
------------------------------------------------------------------------------------------------------------------------------------
RiverSource Variable           Long-term capital appreciation. The Fund seeks to provide      RiverSource Investments, LLC
Portfolio - S&P 500            investment results that correspond to the total return
Index Fund                     (the combination of appreciation and income) of
                               large-capitalization stocks of U.S. companies. The Fund
                               invests in common stocks included in the Standard &
                               Poor's 500 Composite Stock Price Index (S&P 500).
                               The S&P 500 is made up primarily of large-capitalization
                               companies that represent a broad spectrum of the
                               U.S. economy.

------------------------------------------------------------------------------------------------------------------------------------
RiverSource Variable           High level of current income and safety of principal           RiverSource Investments, LLC
Portfolio - Short Duration     consistent with investment in U.S. government and
U.S. Government Fund           government agency securities. Under normal market
                               conditions, at least 80% of the Fund's net assets are
                               invested in securities issued or guaranteed as to principal and interest by the U.S. government, its agencies or
                               instrumentalities.

------------------------------------------------------------------------------------------------------------------------------------
RiverSource Variable           Long-term capital appreciation. Under normal market            RiverSource Investments, LLC,
Portfolio - Small Cap          conditions, at least 80% of the Fund's net assets will be      adviser; River Road Asset
Value Fund                     invested in small cap companies with market capitalization,    Management, LLC, Donald Smith &
                               at the time of investment, of up to $2.5 billion or that fall  Co., Inc., Franklin Portfolio
                               within the range of the Russell 2000(R) Value Index.           Associates LLC and Barrow, Hanley,
                                                                                              Mewhinney & Strauss, Inc.,
                                                                                              subadvisers.

------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------

RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -
ISSUED BY RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK - PROSPECTUS 17

THE ONE-YEAR FIXED ACCOUNT

You may allocate purchase payments or transfer accumulated value to the one-year fixed account. We back the principal and interest guarantees relating to the one-year fixed account. These guarantees are based on the continued claims-paying ability of the company. The value of the one-year fixed account increases as we credit interest to the account. Purchase payments and transfers to the one-year fixed account become part of our general account. We credit and compound interest daily based on a 365-day year (366 in a leap year) so as to produce the annual effective rate which we declare. The interest rate we apply to each purchase payment or transfer to the one-year fixed account is guaranteed for one year. Thereafter, we will change the rates from time-to-time at our discretion. These rates will be based on various factors including, but not limited to, the interest rate environment, returns earned on investments backing these annuities, the rates currently in effect for new and existing RiverSource Life of NY annuities, product design, competition, and RiverSource Life of NY's revenues and expenses. The guaranteed minimum interest rate offered may vary by state but will not be lower than state law allows.

Interest in the one-year fixed account is not required to be registered with the SEC. The SEC staff does not review the disclosures in this prospectus on the one-year fixed account, however, disclosures regarding the one-year fixed account may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

BUYING YOUR CONTRACT


New contracts are not currently being offered. We are required by law to obtain personal information from you which we will use to verify your identity. If you do not provide this information we reserve the right to refuse to issue your contract or take other steps we deem reasonable. As the owner, you have all rights and may receive all benefits under the contract. You can own a qualified or nonqualified annuity. Generally, you can own a nonqualified annuity in joint tenancy with rights of survivorship only in spousal situations. You cannot own a qualified annuity in joint tenancy. You can buy a contract or become an annuitant if you are 85 or younger.


When you applied, you selected:

o the one-year fixed account and/or subaccounts in which you want to invest;

o     how you want to make purchase payments;

o     the optional MAV death benefit(1);

o     the optional GMIB - MAV rider(2);

o     the optional GMIB - 6% Rising Floor rider(2);

o     the optional Performance Credit Rider(2);

o     the length of the withdrawal charge schedule (5 or 7 years); and

o     a beneficiary.

(1) Available if both you and the annuitant are 79 or younger at contract issue. If you select a GMIB rider, you must elect the MAV death benefit.

(2) If you select the PCR, you cannot add a GMIB rider. You may select a GMIB rider if the annuitant is 75 or younger at contract issue. The GMIB is not available with ROP death benefit.

The contract provides for allocation of purchase payments to the subaccounts of the variable account and/or to the one-year fixed account in even 1% increments. For contracts with applications signed on or after June 16, 2003, the amount of any purchase payment allocated to the one-year fixed account in total cannot exceed 30% of the purchase payment. More than 30% of a purchase payment may be so allocated if you establish a dollar cost averaging arrangement with respect to the purchase payment according to procedures currently in effect, or you are participating according to the rules of an asset allocation model portfolio program available under the contract, if any.

We applied your initial purchase payment to the one-year fixed account and subaccounts you selected within two business days after we received it at our home office. We will credit additional purchase payments you make to your accounts on the valuation date we receive them. If we receive an additional purchase payment at our home office before the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the valuation date we received the payment. If we receive an additional purchase payment at our home office at or after the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the next valuation date after we received the payment.

You may make additional purchase payments to nonqualified and qualified annuities until the retirement date.


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18 RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -
   ISSUED BY RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK - PROSPECTUS

THE RETIREMENT DATE

Annuity payouts are scheduled to begin on the retirement date. When we process your application, we will establish the retirement date to be the maximum age (or contract anniversary if applicable) for nonqualified annuities and Roth IRAs and for qualified annuities the date specified below. You can also select a date within the maximum limits. Your selected date can align with your actual retirement from a job, or it can be a different future date, depending on your needs and goals and on certain restrictions. You also can change the retirement date, provided you send us written instructions at least 30 days before annuity payouts begin. The retirement date may not be earlier than 13 months after the contract effectiveness date.

FOR NONQUALIFIED ANNUITIES AND ROTH IRAs, THE RETIREMENT DATE MUST BE:

o     no later than the annuitant's 90th birthday.

FOR QUALIFIED ANNUITIES EXCEPT ROTH IRAS, TO COMPLY WITH IRS REGULATIONS, THE RETIREMENT DATE GENERALLY MUST BE:

o for IRAs, by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2; or

o for all other qualified plans, by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2 or, if later, retires (except that 5% business owners may not select a retirement date that is later than April 1 of the year following the calendar year when they reach age 70 1/2).

If you satisfy your required minimum distribution in the form of partial withdrawals from this contract, annuity payouts can start as late as the annuitant's 90th birthday, or a date that has been otherwise agreed to by us.

Contract owners of IRAs and TSAs may also be able to satisfy required minimum distributions using other IRAs or TSAs, and in that case, may delay the annuity payout start date for this contract.

BENEFICIARY

We will pay your named beneficiary the death benefit if it becomes payable before the retirement date (while the contract is in force and before annuity payouts begin). If there is no named beneficiary, then the default provisions of your contract will apply. (See "Benefits in Case of Death" for more about beneficiaries.)

MINIMUM PURCHASE PAYMENTS

      $2,000 initial payment.

      $100 for additional payments.

MAXIMUM TOTAL ALLOWABLE PURCHASE PAYMENTS*

      $1,000,000

* This limit applies in total to all RiverSource Life of NY annuities you own. We reserve the right to waive or increase the maximum limit. For qualified annuities, the tax-deferred retirement plan's or the Code's limits on annual contributions also apply.

HOW TO MAKE PURCHASE PAYMENTS

1 BY LETTER

Send your check along with your name and contract number to our home office:

RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK
20 MADISON AVENUE EXT.
P.O. BOX 5555
ALBANY, NY 12205-5555

PURCHASE PAYMENT CREDITS

You will generally receive a purchase payment credit with any payment you make to your contract that brings your total net payment (total payments less total withdrawals) to $100,000 or more.

We apply a credit to your contract of 1% of your current payment. If you make any additional payments that cause the contract to be eligible for the credit, we will add credits to your prior purchase payments (less total withdrawals). We apply this credit immediately. We allocate the credit to the one-year fixed account and subaccounts in the same proportions as your purchase payment.

We fund the credit from our general account. Credits are not considered to be "investments" for income tax purposes. (See "Taxes.")

We will reverse credits from the contract value for any purchase payment that is not honored (if, for example, your purchase payment check is returned for insufficient funds). The amount returned to you under the free look provision also will not include any credits applied to your contract.


------------------------------------------------------------------------------

RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -
ISSUED BY RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK - PROSPECTUS 19

Because of higher charges, there may be circumstances where you may be worse off for having received the credit than in other contracts. All things being equal (such as guarantee availability or fund performance and availability), this may occur if you hold your contract for 15 years or more. This also may occur if you make a full withdrawal in the first five or seven years, depending on the withdrawal charge schedule you choose. You should consider these higher charges and other relevant factors before you buy this contract or before you exchange a contract you currently own for this contract.

This credit is made available because of lower distribution and other expenses associated with larger-sized contracts and through revenue from higher withdrawal charges and contract administrative charges than would otherwise be charged. In general, we do not profit from the higher charges assessed to cover the cost of the purchase payment credit. We use all the revenue from these higher charges to pay for the cost of the credits. However, we could profit from the higher charges if market appreciation is higher than expected or if contract owners hold their contracts for longer than expected.


LIMITATIONS ON USE OF CONTRACTS

If mandated by applicable law, including, but not limited to, federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner's access to contract values or to satisfy other statutory obligations. Under these circumstances, we may refuse to implement requests for transfers, withdrawals or death benefits until instructions are received from the appropriate governmental authority or a court of competent jurisdiction.


CHARGES


ALL CONTRACTS


CONTRACT ADMINISTRATIVE CHARGE

We charge this fee for establishing and maintaining your records. We deduct $40 from the contract value on your contract anniversary or, if earlier, when the contract is fully withdrawn. We prorate this charge among the subaccounts and the one-year fixed account in the same proportion your interest in each account bears to your total contract value. However, any amount deducted from the one-year fixed account will be limited to (1) the amount of interest credited in excess of the guaranteed minimum interest rate; plus (2) any amounts allocated or transferred to the one-year fixed account in that contract year. In no instance will the charge from the one-year fixed account exceed $30 in any contract year.

We will waive this charge when your contract value is $50,000 or more on the current contract anniversary.

If you take a full withdrawal from your contract, we will deduct the charge at the time of withdrawal regardless of the contract value. We cannot increase the annual contract administrative charge and it does not apply after annuity payouts begin or when we pay death benefits.

VARIABLE ACCOUNT ADMINISTRATIVE CHARGE

We apply this charge daily to the subaccounts. It is reflected in the unit values of your subaccounts and it totals 0.15% of their average daily net assets on an annual basis. It covers certain administrative and operating expenses of the subaccounts such as accounting, legal and data processing fees and expenses involved in the preparation and distribution of reports and prospectuses. We cannot increase the variable account administrative charge.

MORTALITY AND EXPENSE RISK FEE

We charge these fees daily to the subaccounts. The unit values of your subaccounts reflect these fees. These fees cover the mortality and expense risk that we assume. Approximately two-thirds of this amount is for our assumption of mortality risk, and one-third is for our assumption of expense risk. These fees do not apply to the one-year fixed account. We cannot increase these fees.

These fees are based on whether the contract is a qualified annuity or a nonqualified annuity, the withdrawal charge schedule and the death benefit that applies to your contract.

SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE:                 QUALIFIED ANNUITIES   NONQUALIFIED ANNUITIES
ROP death benefit                                             0.85%                  1.10%
MAV death benefit                                             0.95                   1.20

FIVE-YEAR WITHDRAWAL CHARGE SCHEDULE:

ROP death benefit                                             1.15                   1.40
MAV death benefit                                             1.25                   1.50

Mortality risk arises because of our guarantee to pay a death benefit and our guarantee to make annuity payouts according to the terms of the contract, no matter how long a specific annuitant lives and no matter how long our entire group of annuitants live. If, as a group, annuitants outlive the life expectancy we assumed in our actuarial tables, then we must take money from our general assets to meet our obligations. If, as a group, annuitants do not live as long as expected, we could profit from the mortality risk fee.


------------------------------------------------------------------------------

20 RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -
   ISSUED BY RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK - PROSPECTUS

Expense risk arises because we cannot increase the contract administrative charge or the variable account administrative charge and these charges may not cover our expenses. We would have to make up any deficit from our general assets. We could profit from the expense risk fee if future expenses are less than expected.

The subaccounts pay us the mortality and expense risk fee they accrued as follows:

o first, to the extent possible, the subaccounts pay this fee from any dividends distributed from the funds in which they invest;

o then, if necessary, the funds redeem shares to cover any remaining fees payable.

We may use any profits we realize from the subaccounts' payment to us of the mortality and expense risk fee for any proper corporate purpose, including, among others, payment of distribution (selling) expenses. We do not expect that the withdrawal charge, discussed below, will cover sales and distribution expenses.


WITHDRAWAL CHARGE

If you withdraw all or part of your contract, you may be subject to a withdrawal charge. A withdrawal charge applies if all or part of the withdrawal amount is from purchase payments we received less than six or eight years before the date of withdrawal, depending on the withdrawal charge schedule you select. You select the withdrawal charge period at the time of your application for contract. The withdrawal charge percentages that apply to you are shown in your contract.

Each time you make a purchase payment under the contract, a withdrawal charge attaches to that purchase payment. The withdrawal charge percentage for each purchase payment declines according to a schedule shown in the contract. For example, if you select the seven-year schedule, during the first two years after a purchase payment is made, the withdrawal charge percentage attached to that payment is 8%. The withdrawal charge percentage for that payment during the seventh year after it is made is 3%. At the beginning of the eighth year after that purchase payment is made, and thereafter, there is no withdrawal charge as to that payment.

You may withdraw an amount during any contract year without incurring a withdrawal charge. We call this amount the Total Free Amount ("TFA"). The TFA is the amount of your contract value that you may withdraw without incurring a withdrawal charge. Amounts withdrawn in excess of the TFA may be subject to a withdrawal charge as described below. The TFA is defined as the maximum of (a) and (b) where:

      (a)   is 10% of your prior anniversary's contract value; and

      (b)   is current contract earnings.

NOTE: We determine current contract earnings (CE) by looking at the entire contract value (CV), not the earnings of any particular subaccount or the one-year fixed account. If the contract value is less than purchase payments received and not previously withdrawn (PPNPW) then contract earnings are zero. We consider your initial purchase payment and purchase payment credit to be the prior anniversary's contract value during the first contract year.

For purposes of calculating any withdrawal charge, we treat amounts withdrawn from your contract value in the following order:

1. First, in each contract year, we withdraw amounts totaling up to 10% of your prior anniversary's contract value. We do not assess a withdrawal charge on this amount.

2. Next, we withdraw contract earnings, if any, that are greater than the amount described in number one above. We do not assess a withdrawal charge on contract earnings.

3. Next we withdraw purchase payments received prior to the withdrawal charge period shown in your contract. We do not assess a withdrawal charge on these purchase payments.

4. Finally, if necessary, we withdraw purchase payments received that are still within the withdrawal charge period you selected and shown in your contract. We withdraw these payments on a "first-in, first-out" (FIFO) basis. We do assess a withdrawal charge on these payments.

NOTE: After withdrawing earnings in numbers one and two above, we next withdraw enough additional contract value (ACV) to meet your requested withdrawal amount. If the amount described in number one above was greater than contract earnings prior to the withdrawal, the excess (XSF) will be excluded from the purchase payments being withdrawn that were received most recently when calculating the withdrawal charge. We determine the amount of purchase payments being withdrawn (PPW) in numbers three and four above as:

                   (ACV - XSF)
      PPW = XSF + ------------- x (PPNPW - XSF)
                   (CV - TFA)

If the additional contract value withdrawn is less than XSF, then PPW will equal ACV.

We determine your withdrawal charge by multiplying each of your payments withdrawn by the applicable withdrawal charge percentage, and then adding the total withdrawal charges.



------------------------------------------------------------------------------

RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -
ISSUED BY RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK - PROSPECTUS 21

The withdrawal charge percentage depends on the number of years since you made the payments that are withdrawn, depending on the schedule you selected:

                            WITHDRAWAL CHARGE SCHEDULE
          SEVEN-YEAR SCHEDULE                      FIVE-YEAR SCHEDULE
YEARS FROM PURCHASE   WITHDRAWAL CHARGE   YEARS FROM PURCHASE   WITHDRAWAL CHARGE
  PAYMENT RECEIPT        PERCENTAGE         PAYMENT RECEIPT         PERCENTAGE
         1                   8%                   1                     8%
         2                   8                    2                     7
         3                   7                    3                     6
         4                   7                    4                     4
         5                   6                    5                     2
         6                   5                    Thereafter            0
         7                   3
         Thereafter          0

For a partial withdrawal that is subject to a withdrawal charge, the amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge. The withdrawal charge percentage is applied to this total amount. We pay you the amount you requested.

WITHDRAWAL CHARGE UNDER ANNUITY PAYOUT PLAN E -- PAYOUTS FOR A SPECIFIED
PERIOD: Under this annuity payout plan, you can choose to take a withdrawal. The amount that you can withdraw is the present value of any remaining variable payouts. If the original contract is a qualified annuity with a seven-year withdrawal schedule, the discount rate we use in the calculation will be 4.86% if the assumed investment rate is 3.5% and 6.36% if the assumed investment rate is 5%. For a nonqualified annuity with a seven-year withdrawal schedule, the discounted rate we use in the calculation will be 5.11% if the assumed investment rate is 3.5% and 6.61% if the assumed investment rate is 5%. If the original contract is a qualified annuity with a five-year withdrawal schedule, the discount rate we use in the calculation will be 5.16% if the assumed investment rate is 3.5% and 6.66% if the assumed investment rate is 5%. For a nonqualified annuity with a five-year withdrawal schedule, the discounted rate will be 5.41% if the assumed investment rate is 3.5% and 6.91% if the assumed investment rate is 5%. The 5.0% assumed investment rate is not available for nonqualified plans with a five-year withdrawal charge schedule. The withdrawal charge equals the present value of the remaining payouts using the assumed investment rate minus the present value of the remaining payouts using the discount rate.

WITHDRAWAL CHARGE CALCULATION EXAMPLE

The following is an example of the calculation we would make to determine the withdrawal charge on a contract with a SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE with this history:

o The contract date is Jan. 1, 2004 with a contract year of Jan. 1 through Dec. 31 and with an anniversary date of Jan. 1 each year; and

o     We received these payments

      -- $10,000 Jan. 1, 2004;

      -- $8,000 Feb. 28, 2011;

      -- $6,000 Feb. 20, 2012; and

o You withdraw the contract for its total withdrawal value of $38,101 on Aug. 5, 2014 and made no other withdrawals during that contract year; and

o     The prior anniversary Jan. 1, 2013 contract value was $38,488.

WITHDRAWAL CHARGE   EXPLANATION
      $  0          $3,848.80 is 10% of the prior anniversary's contract value withdrawn without withdrawal charge; and
         0          $10,252.20 is contract earnings in excess of the 10% TFA withdrawal amount withdrawn without withdrawal charge; and
         0          $10,000 Jan. 1, 2004 purchase payment was received eight or more years before withdrawal and is withdrawn without withdrawal charge; and
       560          $8,000 Feb. 28, 2011 purchase payment is in its fourth year from receipt, withdrawn with a 7% withdrawal charge; and
       420          $6,000 Feb. 20, 2012 purchase payment is in its third year from receipt withdrawn with a 7% withdrawal charge.
     -----
     $ 980



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22 RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -
   ISSUED BY RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK - PROSPECTUS

Under the same scenario, the withdrawal charge on a contract with a FIVE-YEAR WITHDRAWAL CHARGE SCHEDULE would be calculated:

WITHDRAWAL CHARGE   EXPLANATION
     $   0          $3,848.80 is 10% of the prior anniversary's contract value withdrawn without withdrawal charge; and
         0          $10,252.20 is contract earnings in excess of the 10% TFA withdrawal amount withdrawn without withdrawal charge; and
         0          $10,000 Jan. 1, 2004 purchase payment was received six or more years before withdrawal and is withdrawn without withdrawal charge; and
       320          $8,000 Feb. 28, 2011 purchase payment is in its fourth year from receipt, withdrawn with a 4% withdrawal charge; and
       360          $6,000 Feb. 20, 2012 purchase payment is in its third year from receipt withdrawn with a 6% withdrawal charge.
     -----
     $ 680

WAIVER OF WITHDRAWAL CHARGES

We do not assess withdrawal charges for:

o     withdrawals of any contract earnings;

o withdrawals of amounts totaling up to 10% of your prior contract anniversary's contract value to the extent it exceeds contract earnings;

o required minimum distributions from a qualified annuity provided the amount is no greater than the required minimum distribution amount calculated under your specific contract currently in force;

o contracts settled using an annuity payout plan, unless an annuity payout Plan E is later surrendered;

o     amounts we refund to you during the free look period;* and

o     death benefits.

* However, we will reverse certain purchase payment credits. (See "Buying Your Contract -- Purchase Payment Credits.")

POSSIBLE GROUP REDUCTIONS: In some cases, we may incur lower sales and administrative expenses due to the size of the group, the average contribution and the use of group enrollment procedures. In such cases, we may be able to reduce or eliminate the contract administrative and withdrawal charges. However, we expect this to occur infrequently.

FUND FEES AND EXPENSES

There are deductions from and expenses paid out of the assets of the funds that are described in the prospectuses for those funds. (See "Annual Operating Expenses of the Funds.")

OPTIONAL LIVING BENEFITS


GUARANTEED MINIMUM INCOME BENEFIT RIDER (GMIB) FEE

We charge an annual fee for this optional feature only if you select it. There are two GMIB rider options available under your contract (see "Guaranteed Minimum Income Benefit Rider"). The fee for GMIB - MAV is currently 0.55% of the adjusted contract value. The fee for GMIB - 6% Rising Floor is currently 0.75% of the adjusted contract value. Depending on the GMIB rider option you choose, we deduct the appropriate fee from the contract value on your contract anniversary at the end of each contract year. We prorate this fee among the subaccounts and one-year fixed account in the same proportion your interest in each account bears to your total contract value. However, any amount deducted from the one-year fixed account will be limited to: (1) the amount of interest credited in excess of the guaranteed minimum interest rate; plus (2) any amounts allocated or transferred to the one-year fixed account in that year.

If the contract is terminated for any reason or when annuity payouts begin, we will deduct the appropriate GMIB fee, adjusted for the number of calendar days coverage was in place. We cannot increase either GMIB fee after the rider effective date and it does not apply after annuity payouts begin or the GMIB terminates.

We calculate the fee as follows:

            GMIB - MAV                  0.55% x (CV + ST - FAV)
            GMIB - 6% RISING FLOOR      0.75% x (CV + ST - FAV)

       CV = contract value on the contract anniversary

       ST = transfers from the subaccounts to the one-year fixed account made during the six months before the contract anniversary.

      FAV = the value of the one-year fixed account on the contract anniversary.

The result of ST - FAV will never be greater than zero. This allows us to base the GMIB fee largely on the subaccounts and not on the one-year fixed account.


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RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -
ISSUED BY RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK - PROSPECTUS 23

EXAMPLE

o You purchase the contract with a payment of $50,000 on Jan. 1, 2004 and allocate all of your payment to the subaccounts.

o On Sept. 1, 2004 your contract value is $75,000. You transfer $15,000 from the subaccounts to the one-year fixed account.

o On Jan. 1, 2005 (the first contract anniversary) the one-year fixed account value is $15,250 and the subaccount value is $58,000. Your total contract value is $73,250.

o     The GMIB fee for:

            GMIB - MAV is 0.55%; and
            GMIB - 6% RISING FLOOR is 0.75%.

We calculate the charge as follows:

      Contract value on the contract anniversary:                                  $ 73,250

      plus transfers from the subaccounts to the one-year fixed account
      in the six months before the contract anniversary:                           + 15,000

      minus the value of the one-year fixed account on the contract anniversary:   - 15,250
                                                                                   --------
                                                                                   $ 73,000
The GMIB fee charged to you:

      GMIB - MAV             (0.55% x $73,000) =                                   $ 401.50
      GMIB - 6% RISING FLOOR (0.75% x $73,000) =                                   $ 547.50

PERFORMANCE CREDIT RIDER (PCR) FEE

We charge a fee of 0.15% of your contract value for this optional feature if you select it(1). If selected, we deduct the fee from your contract value on your contract anniversary at the end of each contract year. We prorate this fee among the subaccounts and the one-year fixed account in the same proportion as your interest bears to your total contract value. However, any amount deducted from the one-year fixed account will be limited to: (1) the amount of interest credited in excess of the guaranteed minimum interest rate; plus (2) any amounts allocated or transferred to the one-year fixed account in that year.

If the contract is terminated for any reason or when annuity payouts begin, we will deduct the PCR fee, adjusted for the number of calendar days coverage was in place. We cannot increase the PCR fee.

(1)   If you select the PCR, you cannot add a GMIB rider.


VALUING YOUR INVESTMENT


We value your accounts as follows:

ONE-YEAR FIXED ACCOUNT

We value the amount you allocated to the one-year fixed account directly in dollars. The value of the one-year fixed account equals:

o the sum of your purchase payments and transfer amounts allocated to the one-year fixed account plus any purchase payment credits allocated to the one-year fixed account;

o     plus interest credited;

o minus the sum of amounts withdrawn (including any applicable withdrawal charges) and amounts transferred out;

o     minus any prorated portion of the contract administrative charge; and

o minus the prorated portion of the fee for any of the following optional benefits you have selected:

      -- Guaranteed Minimum Income Benefit rider - MAV;

      -- Guaranteed Minimum Income Benefit rider - 6% Rising Floor; or

      -- Performance Credit rider.


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24 RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -
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

SUBACCOUNTS

We convert amounts you allocated to the subaccounts into accumulation units. Each time you make a purchase payment or transfer amounts into one of the subaccounts or we apply any purchase payment credits, we credit a certain number of accumulation units to your contract for that subaccount. Conversely, we subtract a certain number of accumulation units from your contract each time you take a partial withdrawal; transfer amounts out of a subaccount; or we assess a contract administrative charge, a withdrawal charge or fee for any optional riders with annual charges (if applicable).

The accumulation units are the true measure of investment value in each subaccount during the accumulation period. They are related to, but not the same as, the net asset value of the fund in which the subaccount invests. The dollar value of each accumulation unit can rise or fall daily depending on the variable account expenses, performance of the fund and on certain fund expenses.

Here is how we calculate accumulation unit values:

NUMBER OF UNITS: to calculate the number of accumulation units for a particular subaccount, we divide your investment by the current accumulation unit value.

ACCUMULATION UNIT VALUE: the current accumulation unit value for each subaccount equals the last value times the subaccount's current net investment factor.

WE DETERMINE THE NET INVESTMENT FACTOR BY:

o adding the fund's current net asset value per share, plus the per share amount of any accrued income or capital gain dividends to obtain a current adjusted net asset value per share; then

o     dividing that sum by the previous adjusted net asset value per share;
      and

o subtracting the percentage factor representing the mortality and expense risk fee and the variable account administrative charge from the result.

Because the net asset value of the fund may fluctuate, the accumulation unit value may increase or decrease. You bear all the investment risk in a subaccount.

FACTORS THAT AFFECT SUBACCOUNT ACCUMULATION UNITS: accumulation units may change in two ways -- in number and in value.

The number of accumulation units you own may fluctuate due to:

o     additional purchase payments you allocate to the subaccounts;

o     any purchase payment credits allocated to the subaccounts;

o     transfers into or out of the subaccounts;

o     partial withdrawals;

o     withdrawal charges;

and the deduction of a prorated portion of:

o     the contract administrative charge;

o     the fee for any of the following optional benefits you have selected:

      -- Guaranteed Minimum Income Benefit rider - MAV;

      -- Guaranteed Minimum Income Benefit rider - 6% Rising Floor; or

      -- Performance Credit rider.

Accumulation unit values will fluctuate due to:

o     changes in fund net asset value;

o     fund dividends distributed to the subaccounts;

o     fund capital gains or losses;

o     fund operating expenses; and

o mortality and expense risk fee and the variable account administrative charge.


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RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -
ISSUED BY RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK - PROSPECTUS 25

MAKING THE MOST OF YOUR CONTRACT

AUTOMATED DOLLAR-COST AVERAGING

Currently, you can use automated transfers to take advantage of dollar-cost averaging (investing a fixed amount at regular intervals). For example, you might transfer a set amount monthly from a relatively conservative subaccount to a more aggressive one, or to several others, or from the one-year fixed account to one or more subaccounts. You can also obtain the benefits of dollar-cost averaging by setting up an Interest Sweep strategy. Interest Sweeps are a monthly transfer of the interest earned from the one-year fixed account into the subaccounts of your choice. If you participate in an Interest Sweep strategy, the interest you earn will be less than the annual interest rate we apply because there will be no compounding. There is no charge for dollar-cost averaging.

This systematic approach can help you benefit from fluctuations in accumulation unit values caused by fluctuations in the market values of the funds. Since you invest the same amount each period, you automatically acquire more units when the market value falls and fewer units when it rises. The potential effect is to lower your average cost per unit.

HOW DOLLAR-COST AVERAGING WORKS

                                                                                 NUMBER
By investing an equal number                           AMOUNT    ACCUMULATION   OF UNITS
of dollars each month ...                     MONTH   INVESTED    UNIT VALUE    PURCHASED
                                               Jan     $ 100         $ 20         5.00
you automatically buy                          Feb       100           18         5.56
more units when the                            Mar       100           17         5.88
per unit market price is low ... ---------->   Apr       100           15         6.67
                                               May       100           16         6.25
                                               Jun       100           18         5.56
and fewer units                                Jul       100           17         5.88
when the per unit                              Aug       100           19         5.26
market price is high.            ---------->   Sept      100           21         4.76
                                               Oct       100           20         5.00

You paid an average price of $17.91 per unit over the 10 months, while the average market price actually was $18.10.

Dollar-cost averaging does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. Because dollar-cost averaging involves continuous investing, your success will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals. For specific features contact your investment professional.

SPECIAL DOLLAR-COST AVERAGING (SPECIAL DCA) PROGRAM

If your net contract value(1) is at least $10,000, you can choose to participate in the Special DCA program, if available. There is no charge for the Special DCA program. Under the Special DCA program, you can allocate a new purchase payment and any applicable purchase payment credit to a six-month or twelve-month Special DCA account.

You may only allocate a new purchase payment of at least $10,000 to a Special DCA account. You cannot transfer existing contract values into a Special DCA account. Each Special DCA account lasts for either six or twelve months (depending on the time period you select) from the time we receive your first purchase payment. We make monthly transfers of your total Special DCA account value into the one-year fixed account and/or subaccounts you select over the time period you select (either six or twelve months).

We reserve the right to credit a lower interest rate to each Special DCA account if you select the one-year fixed account as part of your Special DCA transfers. We will change the interest rate on each Special DCA account from time to time at our discretion. We base these rates on competition and on the interest rate we are crediting to the one-year fixed account at the time of the change. Once we credit interest to a particular purchase payment and purchase payment credit, that rate does not change even if we change the rate we credit on new purchase payments or if your net contract value changes.

(1) "Net contract value" equals your current contract value plus any new purchase payment and purchase payment credit. If this is a new contract funded by purchase payments from multiple sources, we determine your net contract value based on the purchase payments, purchase payment credits, withdrawal requests and exchange requests submitted with your application.


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26 RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -
   ISSUED BY RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK - PROSPECTUS

We credit each Special DCA account with current guaranteed annual rate that is in effect on the date we receive your purchase payment. However, we credit this annual rate over the six or twelve-month period on the balance remaining in your Special DCA account. Therefore, the net effective interest rate you receive is less than the stated annual rate. We do not credit this interest after we transfer the value out of the Special DCA account into the accounts you selected.

Once you establish a Special DCA account, you cannot allocate additional purchase payments to it. However, you may establish another new Special DCA account and allocate new purchase payments to it when we change the interest rates we offer on these accounts. If you are funding a Special DCA account from multiple sources, we apply each purchase payment and purchase payment credit to the account and credit interest on that purchase payment and purchase payment credit on the date we receive it. This means that all purchase payments and purchase payment credits may not be in the Special DCA account at the beginning of the six or twelve-month period. Therefore, you may receive less total interest than you would have if all your purchase payments and purchase payment credits were in the Special DCA account from the beginning. If we receive any of your multiple payments after the six or twelve-month period ends, you can either allocate those payments to a new Special DCA account (if available) or to any other accounts available under your contract.

You may simultaneously participate in the Special DCA program and the asset-rebalancing program as long as your subaccount allocation is the same under both programs. If you elect to change your subaccount allocation under one program, we automatically will change it under the other program so they match. If you participate in more than one Special DCA account, the asset allocation for each account may be different as long as you are not also participating in the asset-rebalancing program.

You may terminate your participation in the Special DCA program at any time. If you do, we will not credit the current guaranteed annual interest rate on any remaining Special DCA account balance. We will transfer the remaining balance from your Special DCA account to the other accounts you selected for your DCA transfers or we will allocate it in any manner you specify. Similarly, if we cannot accept any additional purchase payments into the Special DCA program, we will allocate the purchase payments to the other accounts you selected for your DCA transfers or in any other manner you specify.

We can modify the terms or discontinue the Special DCA program at any time. Any modifications will not affect any purchase payments that are already in a Special DCA account. For more information on the Special DCA program, contact your investment professional.

The special DCA program does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. Because dollar-cost averaging involves continuous investing, your success will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals.

ASSET REBALANCING

You can ask us in writing to automatically rebalance the subaccount portion of your contract value either quarterly, semiannually, or annually. The period you select will start to run on the date we record your request. On the first valuation date of each of these periods, we automatically will rebalance your contract value so that the value in each subaccount matches your current subaccount percentage allocations. These percentage allocations must be in whole numbers. Asset rebalancing does not apply to the one-year fixed account. There is no charge for asset rebalancing. The contract value must be at least $2,000.

You can change your percentage allocations or your rebalancing period at any time by contacting us in writing. If you are also participating in the Special DCA program and you change your subaccount asset allocation for the asset-rebalancing program, we will change your subaccount asset allocation under the Special DCA program to match. We will restart the rebalancing period you selected as of the date we record your change. You also can ask us in writing to stop rebalancing your contract value. You must allow 30 days for us to change any instructions that currently are in place. For more information on asset rebalancing, contact your investment professional.


TRANSFERRING AMONG ACCOUNTS


You may transfer contract value from any one subaccount, or the one-year fixed account, to another subaccount before annuity payouts begin. Certain restrictions apply to transfers involving the one-year fixed account.

The date your request to transfer will be processed depends on when we receive it:

o If we receive your transfer request at our administrative office before the close of business, we will process your transfer using the accumulation unit value we calculate on the valuation date we received your transfer request.

o If we receive your transfer request at our administrative office at or after the close of business, we will process your transfer using the accumulation unit value we calculate on the next valuation date after we received your transfer request.

There is no charge for transfers. Before making a transfer, you should consider the risks involved in changing investments.

We may suspend or modify transfer privileges at any time.


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RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -
ISSUED BY RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK - PROSPECTUS 27

For information on transfers after annuity payouts begin, see "Transfer policies" below.


TRANSFER POLICIES

o Before annuity payouts begin, you may transfer contract values between the subaccounts, or from the subaccounts to the one-year fixed account at any time. However, if you made a transfer from the one-year fixed account to the subaccounts you may not make a transfer from any subaccount back to the one-year fixed account for six months following that transfer.

o It is our general policy to allow you to transfer contract values from the one-year fixed account to the subaccounts once a year on or within 30 days before or after the contract anniversary (except for automated transfers, which can be set up at any time for certain transfer periods subject to certain minimums). Transfers from the one-year fixed account are not subject to a MVA. For contracts issued before June 16, 2003, we have removed this restriction, and you may transfer contract values from the one-year fixed account to the subaccounts at any time. We will inform you at least 30 days in advance of the day we intend to reimpose this restriction. For contracts with applications signed on or after June 16, 2003, the amount of contract value transferred to the one-year fixed account cannot result in the value of the one-year fixed account in total being greater than 30% of the contract value. The time limitations on transfers from the one-year fixed account will be enforced, and transfers out of the one-year fixed account are limited to 30% of the one-year fixed account values at the beginning of the contract year or $10,000, whichever is greater.

o If we receive your request on or within 30 days before or after the contract anniversary date, the transfer from the one-year fixed account to the subaccounts will be effective on the valuation date we receive it.

o If you select a variable payout, once annuity payouts begin, you may make transfers once per contract year among the subaccounts, and we reserve the right to limit the number of subaccounts in which you may invest.


MARKET TIMING

Market timing can reduce the value of your investment in the contract. If market timing causes the returns of an underlying fund to suffer, contract value you have allocated to a subaccount that invests in that underlying fund will be lower too. Market timing can cause you, any joint owner of the contract and your beneficiary(ies) under the contract a financial loss.

Funds available as investment options under the contract that invest in securities that trade in overseas securities markets may be at greater risk of loss from market timing, as market timers may seek to take advantage of changes in the values of securities between the close of overseas markets and the close of U.S. markets. Also, the risks of market timing may be greater for underlying funds that invest in securities such as small cap stocks, high yield bonds, or municipal securities, that may be traded infrequently.

WE SEEK TO PREVENT MARKET TIMING. MARKET TIMING IS FREQUENT OR SHORT-TERM TRADING ACTIVITY. WE DO NOT ACCOMMODATE SHORT-TERM TRADING ACTIVITIES. DO NOT BUY A CONTRACT IF YOU WISH TO USE SHORT-TERM TRADING STRATEGIES TO MANAGE YOUR INVESTMENT. THE MARKET TIMING POLICIES AND PROCEDURES DESCRIBED BELOW APPLY TO TRANSFERS AMONG THE SUBACCOUNTS WITHIN THE CONTRACT. THE UNDERLYING FUNDS IN WHICH THE SUBACCOUNTS INVEST HAVE THEIR OWN MARKET TIMING POLICIES AND PROCEDURES. THE MARKET TIMING POLICIES OF THE UNDERLYING FUNDS MAY BE MORE RESTRICTIVE THAN THE MARKET TIMING POLICIES AND PROCEDURES WE APPLY TO TRANSFERS AMONG THE SUBACCOUNTS OF THE CONTRACT, AND MAY INCLUDE REDEMPTION FEES. WE RESERVE THE RIGHT TO MODIFY OUR MARKET TIMING POLICIES AND PROCEDURES AT ANY TIME WITHOUT PRIOR NOTICE TO YOU.

Market timing may hurt the performance of an underlying fund in which a subaccount invests in several ways, including but not necessarily limited to:

o diluting the value of an investment in an underlying fund in which a subaccount invests;

o increasing the transaction costs and expenses of an underlying fund in which a subaccount invests; and,

o preventing the investment adviser(s) of an underlying fund in which a subaccount invests from fully investing the assets of the fund in accordance with the fund's investment objectives.

IN ORDER TO HELP PROTECT YOU AND THE UNDERLYING FUNDS FROM THE POTENTIALLY HARMFUL EFFECTS OF MARKET TIMING ACTIVITY, WE APPLY THE FOLLOWING MARKET TIMING POLICY TO DISCOURAGE FREQUENT TRANSFERS OF CONTRACT VALUE AMONG THE SUBACCOUNTS OF THE VARIABLE ACCOUNT:

We try to distinguish market timing from transfers that we believe are not harmful, such as periodic rebalancing for purposes of an asset allocation, dollar-cost averaging or asset rebalancing program that may be described in this prospectus. There is no set number of transfers that constitutes market timing. Even one transfer in related accounts may be market timing. We seek to restrict the transfer privileges of a contract owner who makes more than three subaccount transfers in any 90 day period. We also reserve the right to refuse any transfer request, if, in our sole judgment, the dollar amount of the transfer request would adversely affect unit values.



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28 RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -
   ISSUED BY RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK - PROSPECTUS

If we determine, in our sole judgment, that your transfer activity constitutes market timing, we may modify, restrict or suspend your transfer privileges to the extent permitted by applicable law, which may vary based on the state law that applies to your contract and the terms of your contract. These restrictions or modifications may include, but not be limited to:

o     requiring transfer requests to be submitted only by first-class U.S.
      mail;

o not accepting hand-delivered transfer requests or requests made by overnight mail;

o     not accepting telephone or electronic transfer requests;

o     requiring a minimum time period between each transfer;

o not accepting transfer requests of an agent acting under power of attorney;

o     limiting the dollar amount that you may transfer at any one time; or

o     suspending the transfer privilege.

Subject to applicable state law and the terms of each contract, we will apply the policy described above to all contract owners uniformly in all cases. We will notify you in writing after we impose any modification, restriction or suspension of your transfer rights.

We cannot guarantee that we will be able to identify and restrict all market timing activity. Because we exercise discretion in applying the restrictions described above, we cannot guarantee that we will be able to restrict all market timing activity. In addition, state law and the terms of some contracts may prevent us from stopping certain market timing activity. Market timing activity that we are unable to identify and/or restrict may impact the performance of the underlying funds and may result in lower contract values.

IN ADDITION TO THE MARKET TIMING POLICY DESCRIBED ABOVE, WHICH APPLIES TO TRANSFERS AMONG THE SUBACCOUNTS WITHIN YOUR CONTRACT, YOU SHOULD CAREFULLY REVIEW THE MARKET TIMING POLICIES AND PROCEDURES OF THE UNDERLYING FUNDS. THE MARKET TIMING POLICIES AND PROCEDURES OF THE UNDERLYING FUNDS MAY BE MATERIALLY DIFFERENT THAN THOSE WE IMPOSE ON TRANSFERS AMONG THE SUBACCOUNTS WITHIN YOUR CONTRACT AND MAY INCLUDE MANDATORY REDEMPTION FEES AS WELL AS OTHER MEASURES TO DISCOURAGE FREQUENT TRANSFERS. AS AN INTERMEDIARY FOR THE UNDERLYING FUNDS, WE ARE REQUIRED TO ASSIST THEM IN APPLYING THEIR MARKET TIMING POLICIES AND PROCEDURES TO TRANSACTIONS INVOLVING THE PURCHASE AND EXCHANGE OF FUND SHARES. THIS ASSISTANCE MAY INCLUDE, BUT NOT BE LIMITED TO, PROVIDING THE UNDERLYING FUND UPON REQUEST WITH YOUR SOCIAL SECURITY NUMBER, TAXPAYER IDENTIFICATION NUMBER OR OTHER UNITED STATES GOVERNMENT-ISSUED IDENTIFIER AND THE DETAILS OF YOUR CONTRACT TRANSACTIONS INVOLVING THE UNDERLYING FUND. AN UNDERLYING FUND, IN ITS SOLE DISCRETION, MAY INSTRUCT US AT ANY TIME TO PROHIBIT YOU FROM MAKING FURTHER TRANSFERS OF CONTRACT VALUE TO OR FROM THE UNDERLYING FUND, AND WE MUST FOLLOW THIS INSTRUCTION. WE RESERVE THE RIGHT TO ADMINISTER AND COLLECT ON BEHALF OF AN UNDERLYING FUND ANY REDEMPTION FEE IMPOSED BY AN UNDERLYING FUND. MARKET TIMING POLICIES AND PROCEDURES ADOPTED BY UNDERLYING FUNDS MAY AFFECT YOUR INVESTMENT IN THE CONTRACT IN SEVERAL WAYS, INCLUDING BUT NOT LIMITED TO:

o Each fund may restrict or refuse trading activity that the fund determines, in its sole discretion, represents market timing.

o Even if we determine that your transfer activity does not constitute market timing under the market timing policies described above which we apply to transfers you make under the contract, it is possible that the underlying fund's market timing policies and procedures, including instructions we receive from a fund, may require us to reject your transfer request. For example, while we disregard transfers permitted under an asset allocation, dollar-cost averaging or asset rebalancing program that may be described in this prospectus, we cannot guarantee that an underlying fund's market timing policies and procedures will do so. Orders we place to purchase fund shares for the variable account are subject to acceptance by the fund. We reserve the right to reject without prior notice to you any transfer request if the fund does not accept our order.

o Each underlying fund is responsible for its own market timing policies, and we cannot guarantee that we will be able to implement specific market timing policies and procedures that a fund has adopted. As a result, a fund's returns might be adversely affected, and a fund might terminate our right to offer its shares through the variable account.

o Funds that are available as investment options under the contract may also be offered to other intermediaries who are eligible to purchase and hold shares of the fund, including without limitation, separate accounts of other insurance companies and certain retirement plans. Even if we are able to implement a fund's market timing policies, we cannot guarantee that other intermediaries purchasing that same fund's shares will do so, and the returns of that fund could be adversely affected as a result.

FOR MORE INFORMATION ABOUT THE MARKET TIMING POLICIES AND PROCEDURES OF AN UNDERLYING FUND, THE RISKS THAT MARKET TIMING POSE TO THAT FUND, AND TO DETERMINE WHETHER AN UNDERLYING FUND HAS ADOPTED A REDEMPTION FEE, SEE THAT FUND'S PROSPECTUS.



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RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -
ISSUED BY RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK - PROSPECTUS 29

HOW TO REQUEST A TRANSFER OR WITHDRAWAL

1 BY LETTER

Send your name, contract number, Social Security Number or Taxpayer Identification Number* and signed request for a transfer or withdrawal to our home office:

RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK
20 MADISON AVENUE EXT.
P.O. BOX 5555
ALBANY, NY 12205-5555

MINIMUM AMOUNT

Transfers or withdrawals:   $500 or entire account balance, if less

MAXIMUM AMOUNT

Transfers or withdrawals:   Contract value or entire account balance

* Failure to provide a Social Security Number or Taxpayer Identification Number may result in mandatory tax withholding on the taxable portion of the distribution.

2 BY AUTOMATED TRANSFERS AND AUTOMATED PARTIAL WITHDRAWALS

Your investment professional can help you set up automated transfers or partial withdrawals among your subaccounts or one-year fixed account.

You can start or stop this service by written request or other method acceptable to us.

You must allow 30 days for us to change any instructions that are currently in place.

o Automated transfers from the one-year fixed account to any one of the subaccounts may not exceed an amount that, if continued, would deplete the one-year fixed account within 12 months. For contracts issued before June 16, 2003, we have removed this restriction, and you may transfer contract values from the one-year fixed account to the subaccounts at any time. We will inform you at least 30 days in advance of the day we intend to reimpose this restriction.

      For contracts with applications signed on or after June 16, 2003, the time limitations on transfers from the one-year fixed account will be enforced, and transfers out of the one-year fixed account are limited to 30% of the one-year fixed account values at the beginning of the contract year or $10,000, whichever is greater.

o Automated withdrawals may be restricted by applicable law under some contracts.

o You may not make additional purchase payments if automated partial withdrawals are in effect.

o Automated partial withdrawals may result in IRS taxes and penalties on all or part of the amount withdrawn.

MINIMUM AMOUNT

Transfers or withdrawals:   $100 monthly
                            $250 quarterly, semiannually or annually

MAXIMUM AMOUNT

Transfers or withdrawals:   None (except for automatic transfers from the
                            one-year fixed account).


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30 RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -
   ISSUED BY RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK - PROSPECTUS

3 BY PHONE

Call between 8:00 a.m. and 4:30 p.m. Eastern time:

(800) 504-0469

MINIMUM AMOUNT

Transfers or withdrawals:   $500 or entire account balance

MAXIMUM AMOUNT

Transfers:                  Contract value or entire account balance
Withdrawals:                $25,000

We answer telephone requests promptly, but you may experience delays when the call volume is unusually high. If you are unable to get through, use the mail procedure as an alternative.

We will honor any telephone transfer or withdrawal requests that we believe are authentic and we will use reasonable procedures to confirm that they are. This includes asking identifying questions and recording calls. We will not allow a telephone withdrawal within 30 days of a phoned-in address change. As long as we follow the procedures, we (and our affiliates) will not be liable for any loss resulting from fraudulent requests.

Telephone transfers and withdrawals are automatically available. You may request that telephone transfers and withdrawals not be authorized from your account by writing to us.

WITHDRAWALS

You may withdraw all or part of your contract at any time before annuity payouts begin by sending us a written request or calling us. If we receive your withdrawal request at our home office before the close of business, we will process your withdrawal using the accumulation unit value we calculate on the valuation date we received your withdrawal request. If we receive your withdrawal request at our home office at or after the close of business, we will process your withdrawal using the accumulation unit value we calculate on the next valuation date after we received your withdrawal request. We may ask you to return the contract. You may have to pay contract charges, withdrawal charges or any applicable optional rider charges (see "Charges") and IRS taxes and penalties (see "Taxes"). You cannot make withdrawals after annuity payouts begin except under Plan E. (See "The Annuity Payout Period -- Annuity Payout Plans.")

Any partial withdrawals you take under the contract will reduce your contract value. As a result, the value of your death benefit or any optional benefits you have elected will also be reduced (see "Optional Benefits"). In addition, withdrawals you are required to take to satisfy RMDs under the Code may reduce the value of certain death benefits and optional benefits (see "Taxes -- Qualified Annuities -- Required Minimum Distributions").

WITHDRAWAL POLICIES

If you have a balance in more than one account and you request a partial withdrawal, we will withdraw money from all your subaccounts and/or the one-year fixed account in the same proportion as your value in each account correlates to your total contract value, unless you request otherwise. After executing a partial withdrawal, the value in each subaccount and the one-year fixed account must be either zero or at least $50.

RECEIVING PAYMENT

By regular or express mail:

o     payable to you;

o     mailed to address of record.

NOTE: We will charge you a fee if you request express mail delivery.

Normally, we will send the payment within seven days after receiving your request. However, we may postpone the payment if:

      -- the withdrawal amount includes a purchase payment check that has not cleared;

      -- the NYSE is closed, except for normal holiday and weekend closings;

      -- trading on the NYSE is restricted, according to SEC rules;

      -- an emergency, as defined by SEC rules, makes it impractical to sell securities or value the net assets of the accounts; or

      -- the SEC permits us to delay payment for the protection of security holders.


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RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -
ISSUED BY RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK - PROSPECTUS 31

TSA -- SPECIAL WITHDRAWAL PROVISIONS

PARTICIPANTS IN TAX-SHELTERED ANNUITIES


The contract is not intended for use in connection with an employer sponsored 403(b) plan that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). In the event that the employer either by affirmative election or inadvertent action causes contributions under a plan that is subject to ERISA to be made to this contract, we will not be responsible for any obligations and requirements under ERISA and the regulations thereunder. You should consult with your employer to determine whether your 403(b) plan is subject to ERISA.

The employer must comply with certain nondiscrimination requirements for certain types of contributions under a TSA contract to be excluded from taxable income. You should consult your employer to determine whether the nondiscrimination rules apply to you.


The Code imposes certain restrictions on your right to receive early distributions from a TSA:

o Distributions attributable to salary reduction contributions (plus earnings) made after Dec. 31, 1988, or to transfers or rollovers from other contracts, may be made from the TSA only if:

      -- you are at least age 59 1/2;

      -- you are disabled as defined in the Code;

      -- you severed employment with the employer who purchased the contract;
         or

      -- the distribution is because of your death.

o If you encounter a financial hardship (as provided by the Code), you may be eligible to receive a distribution of all contract values attributable to salary reduction contributions made after Dec. 31, 1988, but not the earnings on them.

o Even though a distribution may be permitted under the above rules, it may be subject to IRS taxes and penalties (see "Taxes").

o The employer must comply with certain nondiscrimination requirements for certain types of contributions under a TSA contract to be excluded from taxable income. You should consult your employer to determine whether the nondiscrimination rules apply to you.

o The above restrictions on distributions do not affect the availability of the amount credited to the contract as of Dec. 31, 1988. The restrictions also do not apply to transfers or exchanges of contract value within the contract, or to another registered variable annuity contract or investment vehicle available through the employer.

CHANGING OWNERSHIP

You may change ownership of your nonqualified annuity at any time by completing a change of ownership form we approve and sending it to our office. The change will become binding on us when we receive it. We will honor any change of ownership request that we believe is authentic and we will use reasonable procedures to confirm authenticity. If we follow these procedures, we will not take any responsibility for the validity of the change.

If you have a nonqualified annuity, you may incur income tax liability by transferring, assigning or pledging any part of it. (See "Taxes.")

If you have a qualified annuity, you may not sell, assign, transfer, discount or pledge your contract as collateral for a loan, or as security for the performance of an obligation or for any other purpose except as required or permitted by the Code. However, if the owner is a trust or custodian, or an employer acting in a similar capacity, ownership of the contract may be transferred to the annuitant.

Please consider carefully whether or not you wish to change ownership of your annuity contract. If you elected any optional contract features or riders, the new owner and annuitant will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. If you have a GMIB, the rider will terminate upon transfer of ownership of your annuity contract (see "Optional Benefits").


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32 RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -
   ISSUED BY RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK - PROSPECTUS

BENEFITS IN CASE OF DEATH

There are two death benefit options under your contract:

o     Return of Purchase Payments death benefit (ROP); and

o     Maximum Anniversary Value death benefit (MAV).

If both you and the annuitant are 79 or younger at contract issue, you can select either the ROP or the MAV death benefit on your application. If either you or the annuitant are 80 or older at contract issue, the ROP will apply. If you choose to add a Guaranteed Minimum Income Benefit rider, you must elect the MAV death benefit. Once you select a death benefit option, you cannot change it. We show the option that applies in your contract. The combination of the contract, withdrawal charge schedule and death benefit option you select determines the mortality and expense risk fee that is assessed against the subaccounts. (See "Charges -- Mortality and Expense Risk Fee.")

Under both options, we will pay the death benefit to your beneficiary upon the earlier of your death or the annuitant's death. We will base the benefit paid on the death benefit coverage you chose when you purchased the contract. If a contract has more than one person as the owner, we will pay benefits upon the first to die of any owner or the annuitant.

RETURN OF PURCHASE PAYMENTS DEATH BENEFIT

The ROP death benefit is intended to help protect your beneficiaries financially in that they will never receive less than your purchase payments adjusted for withdrawals. If you or the annuitant die before annuity payouts begin while this contract is in force, we will pay the beneficiary the greater of the following:

1.    contract value; or

2. purchase payment floor -- total purchase payments, plus purchase payment credits minus adjusted withdrawals.

                                                   PW x DB
      DEATH BENEFIT ADJUSTED PARTIAL WITHDRAWALS = -------
                                                      CV

            PW = the partial withdrawal including any withdrawal charge.

            DB = the death benefit on the date of (but prior to) the
                 partial withdrawal.

            CV = contract value on the date of (but prior to) the partial withdrawal.

EXAMPLE

o     You purchase the contract with a payment of $20,000 on Jan. 1, 2004.

o     On Jan. 1, 2005 you make an additional purchase payment of $5,000.

o On March 1, 2005 the contract value falls to $22,000 and you take a $1,500 partial withdrawal.

o     On March 1, 2006 the contract value grows to $23,000.

      We calculate the ROP death benefit on March 1, 2006 as follows:

         Contract value at death:                                   $ 23,000.00
                                                                    ===========
         Purchase payments and purchase payment credits minus
         adjusted partial withdrawals:
            Total purchase payments and purchase payment credits:   $ 25,000.00
            minus adjusted partial withdrawals calculated as:

            $1,500 x $25,000
            ---------------- =                                        -1,704.55
                $22,000                                             -----------

            for a death benefit of:                                 $ 23,295.45
                                                                    ===========
         ROP death benefit, calculated as the
            greatest of these two values:                           $ 23,295.45


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RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -
ISSUED BY RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK - PROSPECTUS 33

MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT

The MAV death benefit is intended to help protect your beneficiaries financially while your investments have the opportunity to grow. This is an optional benefit that you may select for an additional charge (see "Charges"). The MAV death benefit does not provide any additional benefit before the first contract anniversary and it may not be appropriate for issue ages 75 to 79 because the benefit values may be limited after age 81. Be sure to discuss with your investment professional whether or not the MAV death benefit is appropriate for your situation.

If both you and the annuitant are age 79 or younger at contract issue, you may choose to add the MAV death benefit to your contract at the time of purchase. Once you select the MAV death benefit you may not cancel it. If you choose to add the Guaranteed Minimum Income Benefit rider to your contract, you must elect the MAV death benefit.

The MAV death benefit provides that if you or the annuitant die before annuity payouts begin while this contract is in force, we will pay the beneficiary the greatest of the following amounts:

1.    contract value;

2. purchase payments plus purchase payment credits minus adjusted partial withdrawals; or

3.    the MAV on date of death.

MAXIMUM ANNIVERSARY VALUE (MAV): MAV is a value we calculate on each contract anniversary through age 80. There is no MAV prior to the first contract anniversary. On the first contract anniversary we set the MAV equal to the highest of: (a) your current contract value, or (b) purchase payment floor. Every contract anniversary after that, through age 80, we compare the previous anniversary's MAV (plus any purchase payments and purchase payment credits since that anniversary minus adjusted partial withdrawals since that anniversary) to the current contract value and we reset the MAV to the highest value. We stop resetting the MAV after you or the annuitant reach age 81. However, we continue to add subsequent purchase payments and purchase payment credits and subtract adjusted partial withdrawals from the MAV.

EXAMPLE

o     You purchase the contract with a payment of $20,000 on Jan. 1, 2004.

o On Jan. 1, 2005 (the first contract anniversary) the contract value grows to $24,000.

o On March 1, 2005 the contract value falls to $22,000, at which point you take a $1,500 partial withdrawal, leaving a contract value of $20,500.

      We calculate the MAV death benefit on March 1, 2005 as follows:

         Contract value at death:                                   $ 20,500.00
                                                                    ===========
         Purchase payments and purchase payment
         credits minus adjusted partial withdrawals:
            Total purchase payments and purchase payment credits:   $ 20,000.00
            minus the death benefit adjusted partial
            withdrawals, calculated as:

             $1,500 x $20,000
            ------------------ =                                      -1,363.64
                  $22,000                                           -----------

            for a death benefit of:                                 $ 18,636.36
                                                                    ===========

         The MAV immediately preceding the date of death plus:
            Greatest of your contract anniversary contract values:  $ 24,000.00 plus purchase payments and purchase payment credits
            made since the prior anniversary:                             +0.00
            minus the death benefit adjusted partial
            withdrawals, calculated as:

             $1,500 x $24,000
            ------------------ =                                      -1,636.36
                $22,000                                             -----------

         for a death benefit of:                                    $ 22,363.64
                                                                    ===========
      The MAV death benefit, calculated as the greatest
      of these three values, which is the MAV:                      $ 22,363.64


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34 RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -
   ISSUED BY RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK - PROSPECTUS

IF YOU DIE BEFORE YOUR RETIREMENT DATE

When paying the beneficiary, we will process the death claim on the valuation date our death claim requirements are fulfilled. We will determine the contract's value using the accumulation unit value we calculate on that valuation date. We pay interest, if any, at a rate no less than required by law. If requested, we will mail payment to the beneficiary within seven days after our death claim requirements are fulfilled.

NONQUALIFIED ANNUITIES

If your spouse is sole beneficiary and you die before the retirement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. To do this your spouse must, within 60 days after our death claim requirements are fulfilled, give us written instructions to keep the contract in force. There will be no withdrawal charges on the contract from that point forward unless additional purchase payments are made. If you elected any other optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. If you selected a GMIB rider (see "Optional Benefits"), it will terminate.

If your beneficiary is not your spouse, we will pay the beneficiary in a single sum unless you give us other written instructions. Generally, we must fully distribute the death benefit within five years of your death. However, the beneficiary may receive payouts under any annuity payout plan available under this contract if:

o the beneficiary asks us in writing within 60 days after our death claim requirements are fulfilled; and

o payouts begin no later than one year after your death, or other date as permitted by the IRS; and

o the payout period does not extend beyond the beneficiary's life or life expectancy.

QUALIFIED ANNUITIES

o SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if your spouse is the sole beneficiary, your spouse may either elect to treat the contract as his/her own or elect an annuity payout plan or another plan agreed to by us. If your spouse elects a payout option, the payouts must begin no later than the year in which you would have reached age 70 1/2. If you attained age 70 1/2 at the time of death, payouts must begin no later than Dec. 31 of the year following the year of your death.

      Your spouse may elect to assume ownership of the contract at any time before annuity payouts begin. If your spouse elects to assume ownership of the contract, the contract value will be equal to the death benefit that would otherwise have been paid. There will be no withdrawal charges on the contract from that point forward unless additional purchase payments are made. If you elected any other optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. If you selected a GMIB rider (see "Optional Benefits"), it will terminate.

o NON-SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if death occurs prior to the year you would have attained age
      70 1/2, the beneficiary may elect to receive payouts from the contract over a five year period. If your beneficiary does not elect a five year payout or if your death occurs after attaining age 70 1/2, we will pay the beneficiary in a single sum unless the beneficiary elects to receive payouts under any payout plan available under this contract if:

      o the beneficiary asks us in writing within 60 days after our death claim requirements are fulfilled; and

      o payouts begin no later than one year following the year of your death; and

      o the payout period does not extend beyond the beneficiary's life or life expectancy.

o ANNUITY PAYOUT PLAN: If you elect an annuity payout plan which guarantees payouts to a beneficiary after death, the payouts to your beneficiary will continue pursuant to the annuity payout plan you elect.


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RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -
ISSUED BY RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK - PROSPECTUS 35

OPTIONAL BENEFITS


OPTIONAL LIVING BENEFITS


GUARANTEED MINIMUM INCOME BENEFIT RIDER (GMIB)

There are two GMIB rider options available under your contract. Both GMIB riders are intended to provide you with a guaranteed minimum lifetime income regardless of the volatility inherent in the investments in the subaccounts. If you select either GMIB rider option:

o     you must hold the GMIB for 7 years;

o the GMIB rider terminates* on the contract anniversary after the annuitant's 86th birthday;

o you can only exercise the GMIB within 30 days after a contract anniversary; and

o     there are additional costs associated with the rider.

* The rider and annual fee terminate on the contract anniversary after the annuitant's 86th birthday; however, if you exercise the GMIB rider before this time, your benefits will continue according to the annuity payout plan you have selected.


If you are purchasing the contract as a qualified annuity, such as an IRA, and you are planning to begin annuity payouts after the date on which minimum distributions required by the IRS must begin, you should consider whether the GMIB is appropriate for you. Partial withdrawals you take from the contract, including those taken to satisfy RMDs, will reduce the GMIB benefit base (defined below), which in turn may reduce or eliminate the amount of any annuity payments available under the rider (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). Consult a tax advisor before you purchase any GMIB with a qualified annuity, such as an IRA.

If the annuitant is 75 or younger at contract issue, you may choose to add this optional benefit at the time you purchase your contract for an additional charge. If the annuitant is between age 73 and age 75 at contract issue, you should consider whether a GMIB rider is appropriate for your situation. Be sure to discuss with your investment professional whether either GMIB rider option is appropriate for your situation.

The amount of the fee is determined by the GMIB rider option you select (see "Charges -- GMIB Rider Fee"). If you select a GMIB rider, you must also elect the MAV death benefit at the time you purchase your contract. You cannot add the PCR to your contract if you select a GMIB. The effective date of the GMIB rider will be the contract issue date.

In some instances, we may allow you to add a GMIB rider to your contract at a later date if it was not available when you initially purchased your contract. In these instances, we would add the GMIB rider on the next contract anniversary and this would become the rider effective date. For purposes of calculating the GMIB benefit base under these circumstances, we consider the contract value on the rider effective date to be the initial purchase payment; we disregard all previous purchase payments, purchase payment credits, transfers and withdrawals in the GMIB calculations.


INVESTMENT SELECTION: Under either GMIB rider, you may allocate your purchase payments and purchase payment credits or transfers to any of the subaccounts or the one-year fixed account. However, we will limit the amount you allocate to subaccounts investing in RiverSource(R) Variable Portfolio - Cash Management Fund to 10% of the total amount in the subaccounts. If you have more than 10% of your subaccount value in this fund, we will send you a notice and ask that you reallocate your contract value so that the 10% limitation is satisfied within 60 days. We will terminate the GMIB rider if you have not satisfied the limitation after 60 days.


YOU MAY SELECT ONE OF THE FOLLOWING GMIB RIDER OPTIONS:

o     GMIB - Maximum Anniversary Value (MAV); or

o     GMIB - 6% Rising Floor.

GMIB - MAV

GMIB BENEFIT BASE:

If the GMIB - MAV is elected at contract issue, the GMIB benefit base is the greatest of these three values:

1.    contract value;

2. total purchase payments and purchase payment credits minus adjusted partial withdrawals; or

3. the Maximum Anniversary Value (MAV) at the last contract anniversary plus any payments and purchase payment credits since that anniversary minus adjusted partial withdrawals since that anniversary.

MAV is a value we calculate on the first contract anniversary as the highest of: (a) your current contract value, or (b) purchase payment floor. There is no MAV prior to the first contact anniversary. Every contract anniversary after that through age 80, we compare the previous anniversary's MAV (plus any purchase payments and purchase payment credits since that anniversary minus adjusted partial withdrawals since that anniversary) to the current contract value and we reset the MAV to the highest value. We stop resetting the MAV after you or the annuitant reach age 81. However, we continue to add subsequent purchase payments and purchase payment credits and subtract adjusted partial withdrawals from the MAV.


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36 RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -
   ISSUED BY RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK - PROSPECTUS

Keep in mind, the MAV is limited at age 81.

We will exclude from the GMIB benefit base any purchase payment and purchase payment credits made in the five years before you exercise the GMIB - MAV. We would do so only if such payments and credit total $50,000 or more or if they are 25% or more of total contract payments and credits. We will subtract each payment and purchase payment credit adjusted for market value from the contract value and the MAV.

For each payment and purchase payment credit, we calculate the market value adjustment to the contract value and the MAV as:

   PMT x CVG
   ---------
      ECV

      PMT = each purchase payment and purchase payment credit made in the five years before you exercise the GMIB - MAV.

      CVG = current contract value at the time you exercise the GMIB - MAV.

      ECV = the estimated contract value on the anniversary prior to the payment in question. We assume that all payments, purchase payment credits and partial withdrawals occur at the beginning of a contract year.

EXERCISING THE GMIB - MAV:

o you may only exercise the GMIB - MAV within 30 days after any contract anniversary following the expiration of a seven-year waiting period from the rider effective date.

o the annuitant must be between 50 and 86 years old on the date the rider is exercised.

o you can only take an annuity payout under one of the following annuity payout plans:

      -- Plan A - Life Annuity - no refund

      -- Plan B - Life Annuity with ten years certain

      -- Plan D - Joint and last survivor life annuity - no refund

o     You may change the annuitant for the payouts.

When you exercise your GMIB - MAV, you may select a fixed or variable annuity payout plan. Fixed annuity payouts are calculated using the annuity purchase rates based on the "1983 Individual Annuitant Mortality Table A" with 100% Projection Scale G and an interest rate of 3%. Your annuity payouts remain fixed for the lifetime of the annuity payout period.

First year variable annuity payouts are calculated in the same manner as fixed annuity payouts. Once calculated, your annuity payouts remain unchanged for the first year. After the first year, subsequent annuity payouts are variable and depend on the performance of the subaccounts you select. Variable annuity payouts after the first year are calculated using the following formula:

    Pt-1  (1 + i)
   -------------- = Pt
       1.35

       Pt-1   = prior annuity payout

       Pt     = current annuity payout

       i      = annualized subaccount performance

Each subsequent variable annuity payout could be more or less than the previous variable annuity payout if the subaccount investment performance is greater or less than the 3.5% assumed investment rate. If your subaccount performance equals 3.5%, your annuity payout will be unchanged from the previous annuity payout. If your subaccount performance is in excess of 3.5%, your variable annuity payout will increase from the previous annuity payout. If your subaccount investment performance is less than 3.5%, your variable annuity payout will decrease from the previous annuity payout.

The GMIB - MAV benchmarks the contract growth at each anniversary against several comparison values and sets the GMIB benefit base equal to the largest value of the MAV, purchase payment floor or the contract value. The GMIB benefit base, less any applicable premium tax, is the value we apply to the GMIB - MAV annuity purchase described above. If the GMIB benefit base is greater than the contract value, the GMIB - MAV may provide a higher annuity payout level than is otherwise available. However, the GMIB - MAV uses guaranteed annuity purchase rates which may result in annuity payouts that are less than those using the annuity purchase rates that we will apply at annuitization under the standard contract provisions. Therefore, the level of income provided by the GMIB - MAV may be less than the income the contract otherwise provided. If the annuity payouts through the standard contract provisions are more favorable than the payouts available through the GMIB - MAV, you will receive the higher standard payout. The GMIB - MAV does not create contract value or guarantee the performance of any investment option.


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RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -
ISSUED BY RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK - PROSPECTUS 37

TERMINATING THE GMIB - MAV:

o You may terminate the GMIB - MAV within 30 days after the first rider anniversary.

o You may terminate the GMIB - MAV any time after the seventh rider anniversary.

o     The GMIB - MAV will terminate on the date:

      -- you make a full withdrawal from the contract;

      -- a death benefit is payable; or

      -- you choose to begin taking annuity payouts under the regular contract provisions.

o The GMIB - MAV will terminate* on the contract anniversary after the annuitant's 86th birthday.

* The rider and annual fee terminate on the contract anniversary after the annuitant's 86th birthday, however, if you exercise the GMIB rider before this time, your benefits will continue according to the annuity payout plan you have selected.

EXAMPLE

o You purchase the contract with a payment of $100,000 on Jan. 1, 2004 and we add a $1,000 purchase payment credit to your contract. You allocate all your purchase payments and purchase payment credits to the subaccounts.

o     There are no additional purchase payments and no partial withdrawals.

o Assume the annuitant is male and age 55 at contract issue. For the joint and last survivor option (annuity payout Plan D), the joint annuitant is female and age 55 at contract issue.

Taking into account fluctuations in contract value due to market conditions, we calculate the GMIB benefit base as:

CONTRACT                                                                                      GMIB
ANNIVERSARY                               CONTRACT VALUE   PURCHASE PAYMENTS      MAV     BENEFIT BASE
 1                                           $107,000          $101,000        $107,000
 2                                            125,000           101,000         125,000
 3                                            132,000           101,000         132,000
 4                                            150,000           101,000         150,000
 5                                             85,000           101,000         150,000
 6                                            120,000           101,000         150,000
 7                                            138,000           101,000         150,000     $150,000
 8                                            152,000           101,000         152,000      152,000
 9                                            139,000           101,000         152,000      152,000
10                                            126,000           101,000         152,000      152,000
11                                            138,000           101,000         152,000      152,000
12                                            147,000           101,000         152,000      152,000
13                                            163,000           101,000         163,000      163,000
14                                            159,000           101,000         163,000      163,000
15                                            215,000           101,000         215,000      215,000

NOTE: The MAV value is limited at age 81, but, the GMIB benefit base may increase if the contract value increases. However, you should keep in mind that you are always entitled to annuitize using the contract value without exercising the GMIB.

If you annuitize the contract within 30 days after a contract anniversary, the payout under a fixed annuity option (which is the same as the minimum payout for the first year under a variable annuity option) would be:

                                                                  MINIMUM GUARANTEED MONTHLY INCOME
CONTRACT                                          PLAN A -         PLAN B -        PLAN D - JOINT AND
ANNIVERSARY               GMIB                LIFE ANNUITY --  LIFE ANNUITY WITH  LAST SURVIVOR LIFE
AT EXERCISE           BENEFIT BASE               NO REFUND     TEN YEARS CERTAIN  ANNUITY -- NO REFUND
10           $152,000 (MAV)                      $  784.32         $  763.04            $627.76
15            215,000 (Contract Value = MAV)      1,268.50          1,210.45             982.55


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38 RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -
   ISSUED BY RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK - PROSPECTUS

The payouts above are shown at guaranteed annuity rates of 3% as stated in Table B of the contract. Payouts under the standard provisions of this contract will be based on our annuity rates in effect at annuitization and are guaranteed to be greater than or equal to the guaranteed annuity rates stated in Table B of the contract. The fixed annuity payout available under the standard provisions of this contract would be at least as great as shown below:

CONTRACT                                          PLAN A -           PLAN B -      PLAN D - JOINT AND
ANNIVERSARY                                   LIFE ANNUITY --  LIFE ANNUITY WITH   LAST SURVIVOR LIFE
AT EXERCISE           CONTRACT VALUE             NO REFUND     TEN YEARS CERTAIN  ANNUITY -- NO REFUND
10                      $126,000                 $  650.16         $  632.52           $520.38
15                       215,000                  1,268.50          1,210.45            982.55

In the above example, at the 15th contract anniversary you would not experience a benefit from the GMIB as the payout available to you is equal to or less than the payout available under the standard provisions of the contract. When the GMIB - MAV payout is less than the payout available under the standard provisions of the contract, you will receive the higher standard payout.

Remember that after the first year, lifetime income payouts under a variable annuity payout option will depend on the investment performance of the subaccounts you select. If your subaccount performance is 3.5%, your annuity payout will be unchanged from the previous annuity payout. If your subaccount performance is in excess of 3.5%, your variable annuity payout will increase from the previous annuity payout. If your subaccount investment performance is less than 3.5%, your variable annuity payout will decrease from the previous annuity payout.

GMIB - 6% RISING FLOOR

GMIB BENEFIT BASE:

If the GMIB - 6% Rising Floor is elected at contract issue, the GMIB benefit base is the greatest of these three values:

1.    contract value;

2. total purchase payments and purchase payment credits minus adjusted partial withdrawals; or

3.    the 6% rising floor.

6% RISING FLOOR: This is the sum of the value of the one-year fixed account and the variable account floor. We calculate the variable account floor on each contract anniversary through age 80. There is no variable account floor prior to the first contract anniversary. On the first contract anniversary, we set the variable account floor equal to:

o the initial purchase payments and purchase payment credits allocated to the subaccounts increased by 6%;

o     plus any subsequent amounts allocated to the subaccounts; and

o     minus adjusted transfers or partial withdrawals from the subaccounts.

Every contract anniversary after that, through age 80, we reset the variable account floor by accumulating the prior anniversary's variable account floor at 6% then adding any subsequent amounts allocated to the subaccounts and subtracting any adjusted transfers or partial withdrawals from the subaccounts. We stop resetting the variable account floor after you or the annuitant reach age 81. However, we continue to add subsequent amounts you allocate to the subaccounts and subtract adjusted transfers or partial withdrawals from the subaccounts.

                                                                    PWT x VAF
      6% RISING FLOOR ADJUSTED TRANSFERS OR PARTIAL WITHDRAWALS  =  ---------
                                                                       SV

              PWT = the amount transferred from the subaccounts or the amount of the partial withdrawal (including any applicable withdrawal charge) from the subaccounts.

              VAF = variable account floor on the date of (but prior to) the transfer or partial withdrawal.

               SV = value of the subaccounts on the date of (but prior to) the transfer or partial withdrawal.

Keep in mind that the 6% rising floor is limited at age 81.

We will exclude from the GMIB benefit base any purchase payments and purchase payment credits you make in the five years before you exercise the GMIB. We would do so only if such payments total $50,000 or more or if they are 25% or more of total contract payments and credits. If we exercise this right, we:

o subtract each payment adjusted for market value from the contract value and credits.

o subtract each payment from the 6% rising floor. We adjust the payments made to the one-year fixed account for market value. We increase payments and credits allocated to the subaccounts by 6% for the number of full contract years they have been in the contract before we subtract them from the 6% rising floor.


------------------------------------------------------------------------------

RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -
ISSUED BY RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK - PROSPECTUS 39

For each payment and purchase payment credit, we calculate the market value adjustment to the contract value and the one-year fixed account value of the 6% rising floor as:

      PMT x CVG
      ---------
         ECV

        PMT = each purchase payment and purchase payment credit make in the five years before you exercise the GMIB.

        CVG = current contract value at the time you exercise the GMIB.

        ECV = the estimated contract value on the anniversary prior to the payment in question. We assume that all payments, purchase payment credits and partial withdrawals occur at the beginning of a contract year.

For each payment, we calculate the 6% increase of payments allocated to the subaccounts as:

      PMT x (1.06) (TO THE POWER OF CY)

        CY = the full number of contract years the payment has been in the contract.

EXERCISING THE GMIB - 6% RISING FLOOR:

o you may only exercise the GMIB - 6% Rising Floor within 30 days after any contract anniversary following the expiration of a seven-year waiting period from the rider effective date.

o the annuitant must be between 50 and 86 years old on the date the rider is exercised.

o you can only take an annuity payout under one of the following annuity payout plans:

      -- Plan A - Life Annuity - no refund

      -- Plan B - Life Annuity with ten years certain

      -- Plan D - Joint and last survivor life annuity - no refund

o     You may change the annuitant for the payouts.

When you exercise your GMIB - 6% Rising Floor, you may select a fixed or variable annuity payout plan. Fixed annuity payouts are calculated using the annuity purchase rates based on the "1983 Individual Annuitant Mortality Table A" with 100% Projection Scale G and an interest rate of 2.5%. Your annuity payouts remain fixed for the lifetime of the annuity payout period.

First year variable annuity payouts are calculated in the same manner as fixed annuity payouts. Once calculated, your annuity payouts remain unchanged for the first year. After the first year, subsequent annuity payouts are variable and depend on the performance of the subaccounts you select. Variable annuity payouts are calculated using the following formula:

       Pt-1  (1 + i)
      -------------- = Pt
           1.35

            Pt-1   = prior annuity payout

            Pt     = current annuity payout

            i      = annualized subaccount performance

Each subsequent variable annuity payout could be more or less than the previous variable annuity payout if the subaccount investment performance is greater or less than the 3.5% assumed investment rate. If your subaccount performance equals 3.5%, your annuity payout will be unchanged from the previous annuity payout. If your subaccount performance is in excess of 3.5%, your variable annuity payout will increase from the previous annuity payout. If your subaccount investment performance is less than 3.5%, your variable annuity payout will decrease from the previous annuity payout.

The GMIB - 6% Rising Floor benchmarks the contract growth at each anniversary against several comparison values and sets the GMIB benefit base equal to the largest value. The GMIB benefit base is the value we apply to the guaranteed annuity purchase rates we use in the 2.5% Table to calculate the minimum annuity payouts you will receive if you exercise the GMIB - 6% Rising Floor. If the GMIB benefit base is greater than the contract value, the GMIB - 6% Rising Floor may provide a higher annuity payout level than is otherwise available. However, the GMIB - 6% Rising Floor uses annuity purchase rates that may be more conservative than the annuity purchase rates than we will apply at annuitization under the standard contract provisions. Therefore, the level of income provided by the GMIB - 6% Rising Floor may be less than the income the contract otherwise provided. If the annuity payouts through the standard contract provisions are more favorable than the payouts available through the GMIB - 6% Rising Floor, you will receive the higher standard payout. The GMIB - 6% Rising Floor does not create contract value or guarantee the performance of any investment option.


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40 RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -
   ISSUED BY RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK - PROSPECTUS

TERMINATING THE GMIB - 6% RISING FLOOR:

o You may terminate the GMIB - 6% Rising Floor within 30 days after the first rider anniversary.

o You may terminate the GMIB - 6% Rising Floor any time after the seventh rider anniversary.

o     The GMIB - 6% Rising Floor will terminate on the date:

      -- you make a full withdrawal from the contract;

      -- a death benefit is payable; or

      -- you choose to begin taking annuity payouts under the regular contract provisions.

o The GMIB - 6% Rising Floor will terminate* on the contract anniversary after the annuitant's 86th birthday.

* The rider and annual fee terminate on the contract anniversary after the annuitant's 86th birthday, however, if you exercise the GMIB rider before this time, your benefits will continue according to the annuity payout plan you have selected.

EXAMPLE

o You purchase the contract with a payment of $100,000 on Jan. 1, 2004 and you allocate all of your purchase payment to the subaccounts.

o     There are no additional purchase payments and no partial withdrawals.

o Assume the annuitant is male and age 55 at contract issue. For the joint and last survivor option (annuity payout Plan D), the joint annuitant is female and age 55 at contract issue.

Taking into account fluctuations in contract value due to market conditions, we calculate the GMIB benefit base as:

CONTRACT                                                                                                 GMIB
ANNIVERSARY                                   CONTRACT VALUE   PURCHASE PAYMENTS   6% RISING FLOOR   BENEFIT BASE
 1                                               $107,000           $100,000           $106,000
 2                                                125,000            100,000            112,360
 3                                                132,000            100,000            119,102
 4                                                150,000            100,000            126,248
 5                                                 85,000            100,000            133,823
 6                                                120,000            100,000            141,852
 7                                                138,000            100,000            150,363        $150,363
 8                                                152,000            100,000            159,388         159,388
 9                                                139,000            100,000            168,948         168,948
10                                                126,000            100,000            179,085         179,085
11                                                138,000            100,000            189,830         189,830
12                                                147,000            100,000            201,220         201,220
13                                                215,000            100,000            213,293         215,000
14                                                234,000            100,000            226,090         234,000
15                                                240,000            100,000            239,655         240,000

NOTE: The 6% Rising Floor value is limited at age 81, but the GMIB benefit base may increase if the contract value increases. However, you should keep in mind that you are always entitled to annuitize using the contract value without exercising the GMIB -6% Rising Floor.

If you annuitize the contract within 30 days after a contract anniversary, the payout under a fixed annuity option (which is the same as the minimum payout for the first year under a variable annuity option) would be:

                                                                             MINIMUM GUARANTEED MONTHLY INCOME
CONTRACT                                                   PLAN A -           PLAN B -        PLAN D - JOINT AND
ANNIVERSARY                          GMIB              LIFE ANNUITY --   LIFE ANNUITY WITH    LAST SURVIVOR LIFE
AT EXERCISE                      BENEFIT BASE             NO REFUND      TEN YEARS CERTAIN   ANNUITY -- NO REFUND
10                        $179,085 (6% Rising Floor)      $  872.14          $  850.65            $  691.27
15                         240,000 (Contract Value)        1,346.40           1,286.40             1,034.40


------------------------------------------------------------------------------

RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -
ISSUED BY RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK - PROSPECTUS 41

The payouts above are shown at guaranteed annuity rates we use in the 2.5% Table. Payouts under the standard provisions of this contract will be based on our annuity rates in effect at annuitization and are guaranteed to be greater than or equal to the guaranteed annuity rates stated in Table B of the contract. The fixed annuity payout available under the standard provisions of this contract would be at least as great as shown below:

CONTRACT                                 PLAN A -           PLAN B -        PLAN D - JOINT AND
ANNIVERSARY               CONTRACT   LIFE ANNUITY --   LIFE ANNUITY WITH   LAST SURVIVOR LIFE
AT EXERCISE                 VALUE       NO REFUND      TEN YEARS CERTAIN   ANNUITY -- NO REFUND
10                        $126,000     $  650.16          $  632.52             $  520.38
15                         240,000      1,416.00           1,351.20              1,096.80

In this example, at the 15th contract anniversary you would not experience a benefit from the GMIB as the payout available to you is equal to or less than the payout available under the standard provisions of the contract. When the GMIB - 6% Rising Floor payout is less than the payout available under the standard provisions of the contract, you will receive the higher standard payout.

Remember that after the first year, lifetime income payouts under a variable annuity payout option will depend on the investment performance of the subaccounts you select. If your subaccount performance is 3.5%, your annuity payout will be unchanged from the previous annuity payout. If your subaccount performance is in excess of 3.5%, your variable annuity payout will increase from the previous annuity payout. If your subaccount investment performance is less than 3.5%, your variable annuity payout will decrease from the previous annuity payout.

PERFORMANCE CREDIT RIDER (PCR)

The PCR is intended to provide you with an additional benefit if your earnings are less than the target value on the tenth rider anniversary (see below). This is an optional benefit you may select for an additional charge (see "Charges"). The PCR does not provide any additional benefit before the tenth rider anniversary and it may not be appropriate for issue ages 75 or older due to this required holding period. Be sure to discuss with your investment professional whether or not the PCR is appropriate for your situation. You cannot add the PCR if you select either GMIB rider option.

INVESTMENT SELECTION UNDER THE PCR: You may allocate your purchase payments and purchase payment credits or transfers to any of the subaccounts or the one-year fixed account. However, we will limit the aggregate amount in the one-year fixed account and amounts you allocate to subaccounts investing in the RiverSource Variable Portfolio - Cash Management Fund to 10% of your total contract value. If you have more than 10% of your contract value in these accounts, we will send you a notice and ask that you reallocate your contract value so that the 10% limitation is satisfied within 60 days. We will terminate the PCR if you have not satisfied the limitation after 60 days.

TARGET VALUE: We calculate the target value on each rider anniversary. There is no target value prior to the first rider anniversary. On the first rider anniversary we set the target value equal to your first year's purchase payments and purchase payment credits minus the target value adjusted partial withdrawals accumulated at an annual effective rate of 7.2%. Every rider anniversary after that, we recalculate the target value by accumulating the prior anniversary's target value and any additional purchase payments and purchase payment credits minus the target value adjusted partial withdrawals at an annual effective rate of 7.2%.

                                               PW x TV
   TARGET VALUE ADJUSTED PARTIAL WITHDRAWALS = -------
                                                 CV

      PW = the partial withdrawal including any applicable withdrawal charge.

      TV = the target value on the date of (but prior to) the partial withdrawal.

      CV = contract value on the date of (but prior to) the partial withdrawal.

EXERCISING THE PCR: We will inform you if your contract value did not meet or exceed the target value after your tenth rider anniversary. If your contract value is less than the target value on the tenth rider anniversary, we will add a PCR credit to your account equal to:

   5% x (PP - PCRPW - PP5)

         PP =  total purchase payments and purchase payment credits.

      PCRPW = PCR adjusted partial withdrawals. The PCR adjusted partial withdrawal amount is an adjustment we make to determine the proportionate amount of any partial withdrawal attributable to purchase payments received five or more years before the target value is calculated (on the tenth year rider anniversary). For a more detailed description of the PCR adjusted partial withdrawal please see Appendix A.

       PP5 = purchase payments and purchase payment credits made in the prior five years.

             We apply the PCR credit to your contract on the tenth rider anniversary and allocate it among the fixed accounts and subaccounts according to your current asset allocation.


------------------------------------------------------------------------------

42 RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -
   ISSUED BY RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK - PROSPECTUS

We will restart the ten-year calculation period for the PCR on the tenth rider anniversary and every ten years after that while you own the contract. We use the contract value (including any credits) on that anniversary as your first contract year's payments for calculating the target value and any applicable PCR credit. We may then apply additional PCR credits to your contract at the end of each ten-year period as described above.

PCR RESET: You can elect to lock in your contract growth by restarting the ten-year PCR calculation period on any contract anniversary. If you elect to restart the calculation period, the contract value on the restart date is used as the first year's payments and credits for the calculating the target value and any applicable PCR credit. The next ten-year calculation period for the PCR will restart at the end of this new ten-year period. We must receive your request to restart the PCR calculation period within 30 days after a contract anniversary.

TERMINATING THE PCR

o You may terminate the PCR within 30 days following the first rider anniversary.

o You may terminate the PCR within 30 days following the later of the tenth rider anniversary or the last rider reset date.

o     The PCR will terminate on the date:

      -- you make a full withdrawal from the contract;

      -- that a death benefit is payable; or

      -- you choose to begin taking annuity payouts.

EXAMPLE

o You purchase the contract with a payment of $100,000 on Jan. 1, 2004 and we add a $1,000 purchase payment credit to the contract

o     There are no additional purchase payments and no partial withdrawals

o     On Jan. 1, 2014, the contract value is $200,000

o We determine the target value on Jan. 1, 2014 as our purchase payments and credits accumulated at an annual effective rate of 7.2% = $101,000 x (1.072)(TO THE POWER OF 10) = $101,000 x 2.00423 = $202,427.

      Your contract value ($200,000) is less than the target value ($202,427). We add a PCR credit to your contract calculated as follows:

      5% x (PP - PCRPW - PP5) = 0.05 x ($101,000 - 0 - 0) = $5,050.

      After application of the PCR credit, your total contract value on Jan. 1, 2014 would be $205,050.

o If on Feb. 1, 2014, you had elected not to receive annuity payouts, the PCR ten-year calculation period would restart on Jan. 1, 2014 with the target values first year's payments equal to $205,050. We would make the next PCR credit determination on Jan. 1, 2024.

o On Feb. 1, 2014, the contract value grows to $210,000 and you choose to begin receiving annuity payouts under a lifetime income plan. We would now add another PCR credit to your contract. Because you have not made any additional purchase payments or partial withdrawals the amount of this new credit is the same as the PCR credit we added to your contract on Jan. 1, 2014 ($5,050). After adding this new PCR credit to your contract, your total contract value would be $215,050 and we would use this amount to your monthly annuity payout amount.

THE ANNUITY PAYOUT PERIOD

As owner of the contract, you have the right to decide how and to whom annuity payouts will be made starting at the retirement date. The retirement date may not be earlier than 13 months from the contract date. You may select one of the annuity payout plans outlined below, or we may mutually agree on other payout arrangements. We do not deduct any withdrawal charges under the payout plans listed below except under annuity payout Plan E.

You also decide whether we will make annuity payouts on a fixed or variable basis, or a combination of fixed and variable. The amount available to purchase payouts under the plan you select is the contract value on your retirement date. If you select a variable annuity payout, we reserve the right to limit the number of subaccounts in which you may invest.

AMOUNTS OF FIXED AND VARIABLE PAYOUTS DEPEND ON:

o     the annuity payout plan you select;

o     the annuitant's age and, in most cases, sex;

o     the annuity table in the contract; and

o     the amounts you allocated to the accounts at settlement.

In addition, for variable annuity payouts only, amounts depend on the investment performance of the subaccounts you select. These payouts will vary from month to month because the performance of the funds will fluctuate. Fixed payouts remain the same from month to month.


------------------------------------------------------------------------------

RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -
ISSUED BY RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK - PROSPECTUS 43

For information with respect to transfers between accounts after annuity payouts begin, see "Making the Most of Your Contract -- Transfer policies."

ANNUITY TABLES

The annuity tables in your contract (Table A and Table B) show the amount of the monthly payouts for each $1,000 of contract value according to the age and, when applicable, the sex of the annuitant. (Where required by law, we will use a unisex table of settlement rates.)

Table A shows the amount of the first monthly variable annuity payout assuming that the contract value is invested at the beginning of the annuity payout period and earns a 3.5% rate of return, which is reinvested and helps to support future payouts. If you ask us at least 30 days before the retirement date, we will substitute an annuity table based on an assumed 5.0% investment rate for the 3.5% Table A in the contract. The assumed investment rate affects both the amount of the first payout and the extent to which subsequent payouts increase or decrease. For example, annuity payouts will increase if the investment return is above the assumed investment rate and payouts will decrease if the return is below the assumed investment rate. Using an assumed 3.5% interest rate results in a lower initial payment, but later payouts will increase more quickly when annuity unit values rise and decrease more slowly when they decline.

Table B shows the minimum amount of each fixed annuity payout. We declare current payout rates that we use in determining the actual amount of your fixed annuity payout. The current payout rates will equal or exceed the guaranteed payout rates shown in Table B. We will furnish these rates to you upon request.

ANNUITY PAYOUT PLANS

You may choose an annuity payout plan by giving us written instructions at least 30 days before contract values are used to purchase the payout plan. Generally, you may select one of the Plans A through E below or another plan agreed to by us.

o PLAN A - LIFE ANNUITY -- NO REFUND: We make monthly payouts until the annuitant's death. Payouts end with the last payout before the annuitant's death. We will not make any further payouts. This means that if the annuitant dies after we made only one monthly payout, we will not make any more payouts.

o PLAN B - LIFE ANNUITY WITH FIVE, TEN OR 15 YEARS CERTAIN: We make monthly payouts for a guaranteed payout period of five, ten or 15 years that you elect. This election will determine the length of the payout period to the beneficiary if the annuitant should die before the elected period expires. We calculate the guaranteed payout period from the retirement date. If the annuitant outlives the elected guaranteed payout period, we will continue to make payouts until the annuitant's death.

o PLAN C - LIFE ANNUITY -- INSTALLMENT REFUND: We make monthly payouts until the annuitant's death, with our guarantee that payouts will continue for some period of time. We will make payouts for at least the number of months determined by dividing the amount applied under this option by the first monthly payout, whether or not the annuitant is living.

o PLAN D - JOINT AND LAST SURVIVOR LIFE ANNUITY -- NO REFUND: We make monthly payouts while both the annuitant and a joint annuitant are living. If either annuitant dies, we will continue to make monthly payouts at the full amount until the death of the surviving annuitant. Payouts end with the death of the second annuitant.

o PLAN E - PAYOUTS FOR A SPECIFIED PERIOD: We make monthly payouts for a specific payout period of ten to 30 years that you elect. We will make payouts only for the number of years specified whether the annuitant is living or not. Depending on the selected time period, it is foreseeable that an annuitant can outlive the payout period selected. During the payout period, you can elect to have us determine the present value of any remaining variable payouts and pay it to you in a lump sum. We determine the present value of the remaining annuity payouts which are assumed to remain level at the initial payout. The discount rate we use in the calculation will vary between 4.86% and 6.91% depending on the mortality and expense risk charge and the applicable assumed investment rate. (See "Charges -- Withdrawal charge under Annuity Payout Plan E.") You can also take a portion of the discounted value once a year. If you do so, your monthly payouts will be reduced by the proportion of your withdrawal to the full discounted value. A 10% IRS penalty tax could apply if you take a withdrawal. (See "Taxes.")

ANNUITY PAYOUT PLAN REQUIREMENTS FOR QUALIFIED ANNUITIES: If your contract is a qualified annuity, you must select a payout plan as of the retirement date set forth in your contract. You have the responsibility for electing a payout plan under your contract that complies with applicable law. Your contract describes your payout plan options. The options will meet certain IRS regulations governing RMDs if the payout plan meets the incidental distribution benefit requirements, if any, and the payouts are made:

o in equal or substantially equal payments over a period not longer your life or over the joint life of you and your designated beneficiary; or

o in equal or substantially equal payments over a period not longer than your life expectancy, or over the joint life expectancy of you and your designated beneficiary; or

o over a period certain not longer than your life expectancy or over the joint life expectancy of you and your designated beneficiary.


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44 RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -
   ISSUED BY RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK - PROSPECTUS

IF WE DO NOT RECEIVE INSTRUCTIONS: You must give us written instructions for the annuity payouts at least 30 days before the annuitant's retirement date. If you do not, we will make payouts under Plan B, with 120 monthly payouts guaranteed.

IF MONTHLY PAYOUTS WOULD BE LESS THAN $20: We will calculate the amount of monthly payouts at the time the contract value is used to purchase a payout plan. If the calculations show that monthly payouts would be less than $20, we have the right to pay the contract value to the owner in a lump sum or to change the frequency of the payouts.

DEATH AFTER ANNUITY PAYOUTS BEGIN: If you or the annuitant die after annuity payouts begin, we will pay any amount payable to the beneficiary as provided in the annuity payout plan in effect.

TAXES

Generally, under current law, your contract has a tax-deferral feature. This means any increase in the value of the one-year fixed account and/or subaccounts in which you invest is taxable to you only when you receive a payout or withdrawal (see detailed discussion below). Any portion of the annuity payouts and any withdrawals you request that represent ordinary income normally are taxable. We will send you a tax information reporting form for any year in which we made a taxable distribution according to our records. Roth IRAs may grow and be distributed tax free if you meet certain distribution requirements. We will send you a tax information reporting form for any year in which we made a distribution according to our records.

NONQUALIFIED ANNUITIES


ANNUITY PAYOUTS: Generally, a portion of each payout will be ordinary income and subject to tax, and a portion of each payout will be considered a return of part of your investment and will not be taxed. All amounts you receive after your investment in the contract is fully recovered will be subject to tax. Under Annuity Payout Plan A: Life annuity - no refund, where the annuitant dies before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the owner for the last taxable year. Under all other annuity payout plans, where the annuity payouts end before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the taxpayer for the tax year in which the payouts end. (See "The Annuity Payout Period -- Annuity Payout Plans.")

Tax law requires that all nonqualified deferred annuity contracts issued by the same company (and possibly its affiliates) to the same owner during a calendar year be taxed as a single, unified contract when you take distributions from any one of those contracts.

WITHDRAWALS: If you withdraw part of your nonqualified annuity before your annuity payouts begin, your withdrawal will be taxed to the extent that the contract value immediately before the withdrawal exceeds the investment in the contract.

If you withdraw all of your nonqualified annuity before annuity payouts begin, your withdrawal will be taxed to the extent that the withdrawal value immediately before the withdrawal exceeds the investment in the contract.

You also may have to pay a 10% IRS penalty for withdrawals of taxable income you make before reaching age 59 1/2 unless certain exceptions apply.

Tax law requires that all nonqualified deferred annuity contracts issued by the same company (and possibly its affiliates) to the same owner during a calendar year be taxed as a single, unified contract when you take distributions from any one of those contracts.

WITHHOLDING: If you receive taxable income as a result of an annuity payout or withdrawal, we may deduct withholding against the taxable income portion of the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have any withholding occur.

If the payment is part of an annuity payout plan, we generally compute the amount of withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. If the distribution is any other type of payment (such as a partial or full withdrawal) we compute withholding using 10% of the taxable portion.

The withholding requirements differ if we deliver payment outside the United States and/or you are a non-resident alien.

Some states also may impose withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state withholding from the payment.

DEATH BENEFITS TO BENEFICIARIES: The death benefit under a nonqualified contract is not exempt from estate (federal or state) or income taxes. Any amount your beneficiary receives that represents deferred earnings within the contract is taxable as ordinary income to the beneficiary in the year he or she receives the payments.


ANNUITIES OWNED BY CORPORATIONS, PARTNERSHIPS OR TRUSTS: For nonqualified annuities, any annual increase in the value of annuities held by such entities (nonnatural persons) generally will be treated as ordinary income received during that year. However, if the trust was set up for the benefit of a natural person only, the income will generally remain tax-deferred.


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RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -
ISSUED BY RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK - PROSPECTUS 45

PENALTIES: If you receive amounts from your nonqualified contract before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received:

o because of your death or in the event of non-natural ownership, the death of the annuitant;

o     because you become disabled (as defined in the Code);

o if the distribution is part of a series of substantially equal periodic payments, made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);

o     if it is allocable to an investment before Aug. 14, 1982; or


o if annuity payouts are made under immediate annuities as defined by the Code.


TRANSFER OF OWNERSHIP: If you transfer a nonqualified annuity without receiving adequate consideration, the transfer is a gift and also may be treated as a withdrawal for federal income tax purposes. If the gift is a currently taxable event for income tax purposes, the original owner will be taxed on the amount of deferred earnings at the time of the transfer and also may be subject to the 10% IRS penalty discussed earlier. In this case, the new owner's investment in the contract will be the value of the contract at the time of the transfer. In general, this rule does not apply to transfers between spouses or former spouses. Please consult your tax advisor for further details.


COLLATERAL ASSIGNMENT: If you assign or pledge your contract as collateral for a loan, earnings on purchase payments you made after Aug. 13, 1982 will be taxed to you like a withdrawal and you may have to pay a 10% IRS penalty.


QUALIFIED ANNUITIES

Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions under the contract comply with the law. Qualified annuities have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan's SPD, your IRA disclosure statement, or consult a tax advisor for additional information about the distribution rules applicable to your situation.

When you use your contract to fund a retirement plan or IRA that is already tax-deferred under the Code, the contract will not provide any necessary or additional tax deferral. If your contract is used to fund an employer sponsored plan, your right to benefits may be subject to the terms and conditions of the plan regardless of the terms of the contract.

ANNUITY PAYOUTS: Under a qualified annuity, except a Roth IRA, the entire payout generally is includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA, or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.

ANNUITY PAYOUTS FROM ROTH IRAs: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and meet the five year holding period.

WITHDRAWALS: Under a qualified annuity, except a Roth IRA, the entire withdrawal will generally be includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA, or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.

WITHDRAWALS FROM ROTH IRAs: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and met the five year holding period.

REQUIRED MINIMUM DISTRIBUTIONS: Retirement plans are subject to required withdrawals called required minimum distributions ("RMDs") beginning at age
70 1/2. In addition, a new tax regulation, effective for RMDs calculated in 2006 and after, may cause the RMDs for some contracts with certain death benefits and optional riders to increase. RMDs may reduce the value of certain death benefits and optional benefits. You should consult your tax advisor prior to making a purchase for an explanation of the potential tax implications to you.

WITHHOLDING FOR IRAS, ROTH IRAS AND SEPS: If you receive taxable income as a result of an annuity payout or a withdrawal, we may deduct withholding against the taxable income portion of the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have any withholding occur.

If the payment is part of an annuity payout plan, we generally compute the amount of withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. If the distribution is any other type of payment (such as a partial or full surrender) we compute withholding using 10% of the taxable portion.

The withholding requirements differ if we deliver payment outside the United States and/or you are a non-resident alien. State withholding also may be imposed on taxable distribution.


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46 RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -
   ISSUED BY RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK - PROSPECTUS

WITHHOLDING FOR ALL OTHER QUALIFIED ANNUITIES:: If you receive directly all or part of the contract value from a qualified annuity (except an IRA, Roth IRA or SEP), mandatory 20% federal income tax withholding (and possibly state income tax withholding) generally will be imposed at the time the payout is made from the plan. You take credit for these amounts on your annual income tax return. This mandatory withholding will not be imposed if:

o instead of receiving the distribution check, you elect to have the distribution rolled over directly to an IRA or another eligible plan;

o the payout is one in a series of substantially equal periodic payouts, made at least annually, over your life or life expectancy (or the joint lives or life expectancies of you and your designated beneficiary) or over a specified period of 10 years or more;

o     the payout is a RMD as defined under the Code;

o     the payout is made on account of an eligible hardship; or

o     the payout is a corrective distribution.


In the above situations, the distribution is subject to an optional 10% withholding. We will withhold 10% of the distribution amount unless you elect otherwise.


Payments made to a surviving spouse instead of being directly rolled over to an IRA also may be subject to mandatory 20% income tax withholding.

State withholding also may be imposed on taxable distributions.

PENALTIES: If you receive amounts from your qualified contract before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received:

o     Because of your death,

o     Because you become disabled (as defined in the Code);

o If the distribution is part of a series of substantially equal periodic payments made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);

o If the distribution is made following severance from employment during the calendar year in which you attain age 55 (TSAs only);

o     To pay certain medical or education expenses (IRAs only); or

o Purchase payment credits and PCR credits. These are considered earnings and are taxed accordingly when withdrawn or paid out.

DEATH BENEFITS TO BENEFICIARIES: The entire death benefit generally is taxable as ordinary income to the beneficiary in the year he or she receives the payments from the qualified annuity. If you make non-deductible contributions to a traditional IRA, the portion of any distribution from the contract that represents after-tax contributions is not taxable as ordinary income to your beneficiary. You are responsible for keeping all records tracking your non-deductible contributions to an IRA. Death benefits under a Roth IRA generally are not taxable as ordinary income to the beneficiary if certain distribution requirements are met.

SPECIAL CONSIDERATIONS IF YOU SELECT THE MAV DEATH BENEFIT RIDER, GMIBS AND
PCR: As of the date of this prospectus, we believe that charges related to these riders are not subject to current taxation. Therefore, we will not report these charges as partial withdrawals from your contract. However, the IRS may determine that these charges should be treated as partial withdrawals subject to taxation to the extent of any gain as well as the 10% tax penalty for withdrawals before the age of 59 1/2, if applicable.

We reserve the right to report charges for these riders as partial withdrawals if we, as a withholding and reporting agent, believe that we are required to report them. In addition, we will report the benefits attributable to these riders on the death of you or the annuitant as an annuity death benefit distribution, not as proceeds from life insurance.


COLLATERAL ASSIGNMENT: You may not assign or pledge your qualified contract as collateral for a loan.


IMPORTANT: Our discussion of federal tax laws is based upon our understanding of current interpretations of these laws. Federal tax laws or current interpretations of them may change. For this reason and because tax consequences are complex and highly individual and cannot always be anticipated, you should consult a tax advisor if you have any questions about taxation of your contract.


RIVERSOURCE LIFE OF NY'S TAX STATUS: We are taxed as a life insurance company under the Code. For federal income tax purposes, the subaccounts are considered a part of our company, although their operations are treated separately in accounting and financial statements. Investment income is reinvested in the fund in which each subaccount invests and becomes part of that subaccount's value. This investment income, including realized capital gains, is not subject to any other withholding because of federal or state income taxes. We reserve the right to make such a charge in the future if there is a change in the tax treatment of variable annuities.


TAX QUALIFICATION: We intend that the contract qualify as an annuity for federal income tax purposes. To that end, the provisions of the contract are to be interpreted to ensure or maintain such tax qualification, in spite of any other provisions of the contract. We reserve the right to amend the contract to reflect any clarifications that may be needed or are appropriate to maintain such qualification or to conform the contract to any applicable changes in the tax qualification requirements. We will send you a copy of any amendments.


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RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -
ISSUED BY RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK - PROSPECTUS 47

VOTING RIGHTS

As a contract owner with investments in the subaccounts, you may vote on important fund policies until annuity payouts begin. Once they begin, the person receiving them has voting rights. We will vote fund shares according to the instructions of the person with voting rights.

Before annuity payouts begin, the number of votes you have is determined by applying your percentage interest in each subaccount to the total number of votes allowed to the subaccount.

After annuity payouts begin, the number of votes you have is equal to:

o     the reserve held in each subaccount for your contract; divided by

o     the net asset value of one share of the applicable fund.

As we make annuity payouts, the reserve for the contract decreases; therefore, the number of votes also will decrease.

We calculate votes separately for each subaccount. We will send notice of shareholders' meetings, proxy materials and a statement of the number of votes to which the voter is entitled. We will vote shares for which we have not received instructions in the same proportion as the votes for which we received instructions. We also will vote the shares for which we have voting rights in the same proportion as the votes for which we received instructions.

SUBSTITUTION OF INVESTMENTS

We may substitute the funds in which the subaccounts invest if:

o     laws or regulations change;

o     the existing funds become unavailable; or

o     in our judgment, the funds no longer are suitable for the subaccounts.

If any of these situations occur, and if we believe it is in the best interest of persons having voting rights under the contract, we have the right to substitute a fund currently listed in this prospectus (existing fund) for another fund (new fund). The new fund may have higher fees and/or operating expenses than the existing fund. Also, the new fund may have investment objectives and policies and/or investment advisers which differ from the existing fund.

We may also:

o     add new subaccounts;

o     combine any two or more subaccounts;

o     transfer assets to and from the subaccounts or the variable account; and

o     eliminate or close any subaccounts.

We will notify you of any substitution or change. If we notify you that a subaccount will be eliminated or closed, you will have a certain period of time to tell us where to reallocate purchase payments or contract value currently allocated to that subaccount. If we do not receive your reallocation instructions by the due date, we automatically will reallocate to the subaccount investing in the RiverSource Variable Portfolio - Cash Management Fund. You may then transfer this reallocated amount in accordance with the transfer provisions of your contract (see "Transferring Between Accounts" above).

In the event of substitution or any of these changes, we may amend the contract and take whatever action is necessary and appropriate without your consent or approval. However, we will not make any substitution or change without the necessary approval of the SEC and state insurance departments.


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48 RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -
   ISSUED BY RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK - PROSPECTUS

ABOUT THE SERVICE PROVIDERS

PRINCIPAL UNDERWRITER


RiverSource Distributors, Inc. ("RiverSource Distributors"), our affiliate, serves as the principal underwriter of the contract. Its offices are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474. RiverSource Distributors is a wholly-owned subsidiary of Ameriprise Financial, Inc.

Although we no longer offer the contract for sale, you may continue to make purchase payments if permitted under the terms of your contract. We pay commissions to an affiliated selling firm of up to 6.50% of purchase payments on the contract as well as service/trail commissions of up to 1.00% based on annual total contract value for as long as the contract remains in effect. We also may pay a temporary additional sales commission of up to 1.00% of purchase payments for a period of time we select. These commissions do not change depending on which subaccounts you choose to allocate your purchase payments.

From time to time and in accordance with applicable laws and regulations, we may also pay or provide the selling firm with various cash and non-cash promotional incentives including, but not limited to bonuses, short-term sales incentive payments, marketing allowances, costs associated with sales conferences and educational seminars and sales recognition awards.

A portion of the payments made to the selling firm may be passed on to its sales representatives in accordance with its internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your contract.

We pay the commissions and other compensation described above from our assets. Our assets include:

o revenues we receive from fees and expenses that you will pay when buying, owning and surrendering the contract (see "Expense Summary");

o compensation we or an affiliate receive from the underlying funds in the form of distribution and services fees (see "The Variable Account and the Funds -- the funds");

o compensation we or an affiliate receive from a fund's investment adviser, subadviser, distributor or an affiliate of any of these (see "The Variable Account and the Funds -- The funds"); and

o revenues we receive from other contracts and policies we sell that are not securities and other businesses we conduct.

You do not directly pay the commissions and other compensation described above as the result of a specific charge or deduction under the contract. However, you may pay part of all of the commissions and other compensation described above indirectly through:

o fees and expenses we collect from contract owners, including surrender charges; and

o fees and expenses charged by the underlying funds in which the subaccounts you select invest, to the extent we or one of our affiliates receive revenue from the funds or an affiliated person.


ISSUER


RiverSource Life of NY issues the contracts. We are located at 20 Madison Avenue Extension, Albany, NY 12203 and are a wholly-owned subsidiary of RiverSource Life Insurance Company which is a wholly-owned subsidiary of Ameriprise Financial, Inc.


We conduct a conventional life insurance business in the state of New York. Our primary products currently include fixed and variable annuity contracts and life insurance policies.

LEGAL PROCEEDINGS


RiverSource Life of NY is involved in the normal course of business in legal and regulatory proceedings, or regulatory requests for information, concerning matters arising in connection with the conduct of our general business activities as well as generally applicable to business practices in the insurance industry. From time to time, we receive requests for information from, or have been subject to examination by, the SEC, National Association of Securities Dealers and several state authorities concerning our business activities and practices, generally including the sales and product or service features of, disclosures pertaining to, trading practices related to, compensation paid to us or to others with respect to, and the suitability of our annuity and insurance products. We have cooperated with and will continue to cooperate with the applicable regulators regarding their inquiries and examinations.

RiverSource Life of NY is involved in other proceedings concerning matters arising in connection with the conduct of their respective business activities. RiverSource Life of NY believes that it is not a party to, nor are any of its properties the subject of, any pending legal, arbitration or regulatory proceedings that would have a material adverse effect on its consolidated financial condition, results of operations or liquidity. However, it is possible that the outcome of any such proceedings could have a material adverse impact on results of operations in any particular reporting period as the proceedings are resolved.



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RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -
ISSUED BY RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK - PROSPECTUS 49

ADDITIONAL INFORMATION

AVAILABLE INFORMATION

This prospectus is part of a registration statement we file with the SEC. Additional information on RiverSource Life of NY and on this offering is available in the registration statement and other materials we file. You can obtain copies of these materials at the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC. In addition to this prospectus, the SAI and information about the contract, information incorporated by reference is available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).

INDEMNIFICATION

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (Securities Act) may be permitted to directors and officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.


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50 RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -
   ISSUED BY RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK - PROSPECTUS

APPENDIX A: PERFORMANCE CREDIT RIDER ADJUSTED PARTIAL WITHDRAWAL

STEP ONE:

For EACH withdrawal made within the current calculation period we calculate the remaining purchase payment amount (RPA):

RPA = Total purchase payments and purchase payment credits made prior to the partial withdrawal in question minus the RPA adjusted partial withdrawals for all previous partial withdrawals.

NOTE: In our calculations for the first partial withdrawal, the RPA will simply be the total purchase payments and purchase payment credits as there are no previous withdrawals to subtract.

                                      PW x RPA
   RPA ADJUSTED PARTIAL WITHDRAWALS = --------
                                         CV

       PW = the partial withdrawal including any applicable withdrawal charge.

       CV = the contract value on the date of (but prior to) the partial withdrawal.

      RPA = the remaining premium amount on the date of (but prior to) the partial withdrawal.

STEP TWO:

For EACH withdrawal made within the current calculation period we calculate the eligible purchase payment amount (EPA):

EPA = Total purchase payments and purchase payment credits made prior to the partial withdrawal in question AND prior to the five year exclusion period minus EPA adjusted partial withdrawals for all previous partial withdrawals.

NOTE: In our calculations for the first partial withdrawal, the EPA will simply be the total purchase payments and purchase payment credits made before the five year exclusion period as there are no previous withdrawals to subtract. Also note that EPA/RPA will always be less than or equal to one.

                                      PW x EPA   EPA
   EPA ADJUSTED PARTIAL WITHDRAWALS = -------- x ---
                                          CV     RPA

       PW = the partial withdrawal including any applicable withdrawal charge.

       CV = the contract value on the date of (but prior to) the partial withdrawal.

      EPA = the eligible premium amount on the date of (but prior to) the partial withdrawal.

      RPA = the remaining premium amount on the date of (but prior to) the partial withdrawal.

STEP THREE:

The total PCRPW (Performance Credit Rider adjusted partial withdrawal) amount is the SUM OF EACH EPA ADJUSTED PARTIAL WITHDRAWAL.

EXAMPLE: Calculation at the end of the ten-year period assuming the contract is eligible for the PCR credit (i.e., your contract value is less than target value). This example does not include purchase payment credits.

o On Jan. 1, 2004 you purchase the contract with a purchase payment of $100,000.

o On Jan. 1, 2010 you make an additional purchase payment in the amount of $100,000.

o     Contract values before any partial withdrawals are shown below.

o     On Jan. 1, 2007 you make a partial withdrawal in the amount of $10,000.

o On Jan. 1, 2012 you make another partial withdrawal in the amount of $10,000.

NOTE: The shaded portion of the table indicates the five year exclusion period.

DATE                    TOTAL PURCHASE PAYMENTS                  CONTRACT VALUE
-------------------------------------------------------------------------------
Jan. 1, 2004                  $100,000                              $100,000
Jan. 1, 2005                   100,000                               110,000
Jan. 1, 2006                   100,000                               115,000
Jan. 1, 2007                   100,000                               120,000
Jan. 1, 2008                   100,000                               115,000
Jan. 1, 2009                   100,000                               120,000
Jan. 1, 2010                   200,000                               225,000
Jan. 1, 2011                   200,000                               230,000
Jan. 1, 2012                   200,000                               235,000
Jan. 1, 2013                   200,000                               230,000
Jan. 1, 2014                   200,000                               235,000


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RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -
ISSUED BY RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK - PROSPECTUS 51

STEP ONE: For each withdrawal made within the current calculation period we calculate the RPA:

For the first partial withdrawal on Jan. 1, 2007:

      RPA before the partial withdrawal =                                       RPA adjusted partial withdrawal =
      total purchase payments made prior to the partial withdrawal              $10,000 x $100,000
      minus the RPA adjusted partial withdrawals for all previous               ------------------ = $8,333
      partial withdrawals = $100,000 - 0 = $100,000                                   $120,000

For the second partial withdrawal on Jan. 1, 2012:

      RPA before the partial withdrawal =                                       RPA adjusted partial withdrawal =
      total purchase payments made prior to the partial withdrawal              $10,000 x $191,667
      minus the RPA adjusted partial withdrawals for all previous               ------------------ = $8,156
      partial withdrawals = $200,000 - $8,333 = $191,667                              $235,000

STEP TWO: For each withdrawal made within the current calculation period, we calculate the EPA:

For the first partial withdrawal on Jan. 1, 2007:

      EPA before the partial withdrawal =                                       EPA adjusted partial withdrawal =
      total purchase payments made prior to the partial withdrawal              $10,000 x $100,000   $100,000
      AND the five-year exclusion period minus the EPA adjusted                 ------------------ x -------- = $8,333
      partial withdrawals for all previous partial                                    $120,000       $100,000
      withdrawals = $100,000 - 0 = $100,000

For the second partial withdrawal on Jan. 1, 2012:

      EPA before the partial withdrawal =                                       EPA adjusted partial withdrawal =
      total purchase payments made prior to the partial withdrawal              $10,000 x $91,667    $91,667
      AND the five-year exclusion period minus the EPA                          ------------------ x -------- = $1,886
      adjusted partial withdrawals for all previous partial                           $235,000       $191,667
      withdrawals = $100,000 - $8,333 = $91,667

STEP THREE: The total PCRPW amount is the sum of each EPA adjusted partial withdrawal.

      PCRPW amount = $8,333 + $1,866 = $10,199


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52 RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -
   ISSUED BY RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK - PROSPECTUS

APPENDIX B: CONDENSED FINANCIAL INFORMATION

(Unaudited)


The following tables give per-unit information about the financial history of the subaccounts representing the lowest and highest total annual variable account expense combinations. The date in which operations commenced in each price level is noted in parentheses. The SAI contains tables that give per-unit information about the financial history of each existing subaccount. You may obtain a copy of the SAI without charge by contacting us at the telephone number or address listed on the first page of the prospectus.

VARIABLE ACCOUNT CHARGES OF 1.00% OF THE DAILY NET ASSETS OF THE VARIABLE
ACCOUNT.

YEAR ENDED DEC. 31,                                                                            2006       2005       2004       2003
------------------------------------------------------------------------------------------------------------------------------------
AIM V.I. BASIC VALUE FUND, SERIES II SHARES (3/17/2003)
Accumulation unit value at beginning of period                                              $  1.67    $  1.60    $  1.46    $  1.00
Accumulation unit value at end of period                                                    $  1.86    $  1.67    $  1.60    $  1.46
Number of accumulation units outstanding at end of period (000 omitted)                           3          3          3          2
------------------------------------------------------------------------------------------------------------------------------------
AIM V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES (3/17/2003)
Accumulation unit value at beginning of period                                              $  1.74    $  1.61    $  1.41    $  1.00
Accumulation unit value at end of period                                                    $  2.00    $  1.74    $  1.61    $  1.41
Number of accumulation units outstanding at end of period (000 omitted)                          --         --         --         --
------------------------------------------------------------------------------------------------------------------------------------
AIM V.I. CORE EQUITY FUND, SERIES II SHARES (4/28/2006)
Accumulation unit value at beginning of period                                              $  1.00         --         --         --
Accumulation unit value at end of period                                                    $  1.08         --         --         --
Number of accumulation units outstanding at end of period (000 omitted)                          --         --         --         --
------------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS BALANCED SHARES PORTFOLIO (CLASS B) (3/17/2003)
Accumulation unit value at beginning of period                                              $  1.30    $  1.26    $  1.17    $  1.00
Accumulation unit value at end of period                                                    $  1.43    $  1.30    $  1.26    $  1.17
Number of accumulation units outstanding at end of period (000 omitted)                           2          2          2          2
------------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GLOBAL TECHNOLOGY PORTFOLIO (CLASS B) (3/17/2003)
Accumulation unit value at beginning of period                                              $  1.51    $  1.47    $  1.41    $  1.00
Accumulation unit value at end of period                                                    $  1.62    $  1.51    $  1.47    $  1.41
Number of accumulation units outstanding at end of period (000 omitted)                           8          8          8          2
------------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO (CLASS B) (3/17/2003)
Accumulation unit value at beginning of period                                              $  1.56    $  1.51    $  1.37    $  1.00
Accumulation unit value at end of period                                                    $  1.81    $  1.56    $  1.51    $  1.37
Number of accumulation units outstanding at end of period (000 omitted)                           1          1          1          1
------------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS LARGE CAP GROWTH PORTFOLIO (CLASS B) (3/17/2003)
Accumulation unit value at beginning of period                                              $  1.56    $  1.37    $  1.28    $  1.00
Accumulation unit value at end of period                                                    $  1.54    $  1.56    $  1.37    $  1.28
Number of accumulation units outstanding at end of period (000 omitted)                           2          2          2          2
------------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO SERVICE CLASS 2 (3/17/2003)
Accumulation unit value at beginning of period                                              $  1.75    $  1.52    $  1.33    $  1.00
Accumulation unit value at end of period                                                    $  1.94    $  1.75    $  1.52    $  1.33
Number of accumulation units outstanding at end of period (000 omitted)                         173        185        198         18
------------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP GROWTH PORTFOLIO SERVICE CLASS 2 (3/17/2003)
Accumulation unit value at beginning of period                                              $  1.48    $  1.42    $  1.39    $  1.00
Accumulation unit value at end of period                                                    $  1.56    $  1.48    $  1.42    $  1.39
Number of accumulation units outstanding at end of period (000 omitted)                           2          2          2          2
------------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2 (3/17/2003)
Accumulation unit value at beginning of period                                              $  2.14    $  1.83    $  1.48    $  1.00
Accumulation unit value at end of period                                                    $  2.38    $  2.14    $  1.83    $  1.48
Number of accumulation units outstanding at end of period (000 omitted)                          52         71         75          5
------------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP OVERSEAS PORTFOLIO SERVICE CLASS 2 (3/17/2003)
Accumulation unit value at beginning of period                                              $  2.08    $  1.77    $  1.57    $  1.00
Accumulation unit value at end of period                                                    $  2.42    $  2.08    $  1.77    $  1.57
Number of accumulation units outstanding at end of period (000 omitted)                          70         71         71          2
------------------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN GLOBAL REAL ESTATE SECURITIES FUND - CLASS 2 (3/17/2003)
(PREVIOUSLY FTVIPT FRANKLIN REAL ESTATE FUND - CLASS 2)
Accumulation unit value at beginning of period                                              $  1.98    $  1.76    $  1.35    $  1.00
Accumulation unit value at end of period                                                    $  2.37    $  1.98    $  1.76    $  1.35
Number of accumulation units outstanding at end of period (000 omitted)                          10         10         11          8
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------

RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -
ISSUED BY RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK - PROSPECTUS 53

VARIABLE ACCOUNT CHARGES OF 1.00% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)

YEAR ENDED DEC. 31,                                                                            2006       2005       2004       2003
------------------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL CAP VALUE SECURITIES FUND - CLASS 2 (3/17/2003)
Accumulation unit value at beginning of period                                              $  1.96    $  1.82    $  1.48    $  1.00
Accumulation unit value at end of period                                                    $  2.27    $  1.96    $  1.82    $  1.48
Number of accumulation units outstanding at end of period (000 omitted)                           2          2          2          2
------------------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL-MID CAP GROWTH SECURITIES FUND - CLASS 2 (3/17/2003)
Accumulation unit value at beginning of period                                              $  1.68    $  1.62    $  1.47    $  1.00
Accumulation unit value at end of period                                                    $  1.81    $  1.68    $  1.62    $  1.47
Number of accumulation units outstanding at end of period (000 omitted)                          44         44         44          3
------------------------------------------------------------------------------------------------------------------------------------
FTVIPT MUTUAL SHARES SECURITIES FUND - CLASS 2 (3/17/2003)
Accumulation unit value at beginning of period                                              $  1.56    $  1.42    $  1.28    $  1.00
Accumulation unit value at end of period                                                    $  1.83    $  1.56    $  1.42    $  1.28
Number of accumulation units outstanding at end of period (000 omitted)                         149        155        163         42
------------------------------------------------------------------------------------------------------------------------------------
FTVIPT TEMPLETON FOREIGN SECURITIES FUND - CLASS 2 (3/17/2003)
Accumulation unit value at beginning of period                                              $  1.83    $  1.68    $  1.43    $  1.00
Accumulation unit value at end of period                                                    $  2.20    $  1.83    $  1.68    $  1.43
Number of accumulation units outstanding at end of period (000 omitted)                           5          6          7          3
------------------------------------------------------------------------------------------------------------------------------------
MFS(R) INVESTORS GROWTH STOCK SERIES - SERVICE CLASS (3/17/2003)
Accumulation unit value at beginning of period                                              $  1.40    $  1.36    $  1.26    $  1.00
Accumulation unit value at end of period                                                    $  1.49    $  1.40    $  1.36    $  1.26
Number of accumulation units outstanding at end of period (000 omitted)                           6          8          9          2
------------------------------------------------------------------------------------------------------------------------------------
MFS(R) NEW DISCOVERY SERIES - SERVICE CLASS (3/17/2003)
Accumulation unit value at beginning of period                                              $  1.54    $  1.48    $  1.41    $  1.00
Accumulation unit value at end of period                                                    $  1.72    $  1.54    $  1.48    $  1.41
Number of accumulation units outstanding at end of period (000 omitted)                           1          1          1         --
------------------------------------------------------------------------------------------------------------------------------------
MFS(R) TOTAL RETURN SERIES - SERVICE CLASS (3/17/2003)
Accumulation unit value at beginning of period                                              $  1.31    $  1.29    $  1.18    $  1.00
Accumulation unit value at end of period                                                    $  1.45    $  1.31    $  1.29    $  1.18
Number of accumulation units outstanding at end of period (000 omitted)                          26         27         28          2
------------------------------------------------------------------------------------------------------------------------------------
MFS(R) UTILITIES SERIES - SERVICE CLASS (3/17/2003)
Accumulation unit value at beginning of period                                              $  1.98    $  1.72    $  1.33    $  1.00
Accumulation unit value at end of period                                                    $  2.57    $  1.98    $  1.72    $  1.33
Number of accumulation units outstanding at end of period (000 omitted)                          --         --         --         --
------------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER CAPITAL APPRECIATION FUND/VA, SERVICE SHARES (3/17/2003)
Accumulation unit value at beginning of period                                              $  1.49    $  1.44    $  1.36    $  1.00
Accumulation unit value at end of period                                                    $  1.59    $  1.49    $  1.44    $  1.36
Number of accumulation units outstanding at end of period (000 omitted)                          69         69         68          4
------------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES (3/17/2003)
Accumulation unit value at beginning of period                                              $  2.06    $  1.82    $  1.55    $  1.00
Accumulation unit value at end of period                                                    $  2.39    $  2.06    $  1.82    $  1.55
Number of accumulation units outstanding at end of period (000 omitted)                           1          1          1         --
------------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER HIGH INCOME FUND/VA, SERVICE SHARES (3/17/2003)
Accumulation unit value at beginning of period                                              $  1.29    $  1.27    $  1.18    $  1.00
Accumulation unit value at end of period                                                    $  1.39    $  1.29    $  1.27    $  1.18
Number of accumulation units outstanding at end of period (000 omitted)                          13         14         15         10
------------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL CAP FUND/VA, SERVICE SHARES (3/17/2003)
Accumulation unit value at beginning of period                                              $  1.97    $  1.81    $  1.53    $  1.00
Accumulation unit value at end of period                                                    $  2.23    $  1.97    $  1.81    $  1.53
Number of accumulation units outstanding at end of period (000 omitted)                          12         13         13          9
------------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER STRATEGIC BOND FUND/VA, SERVICE SHARES (3/17/2003)
Accumulation unit value at beginning of period                                              $  1.23    $  1.21    $  1.13    $  1.00
Accumulation unit value at end of period                                                    $  1.31    $  1.23    $  1.21    $  1.13
Number of accumulation units outstanding at end of period (000 omitted)                         182        214        234         48
------------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT GROWTH AND INCOME FUND - CLASS IB SHARES (3/17/2003)
Accumulation unit value at beginning of period                                              $  1.54    $  1.48    $  1.34    $  1.00
Accumulation unit value at end of period                                                    $  1.76    $  1.54    $  1.48    $  1.34
Number of accumulation units outstanding at end of period (000 omitted)                          11         11         11         11
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------

54 RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -
   ISSUED BY RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK - PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.00% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)

YEAR ENDED DEC. 31,                                                                            2006       2005       2004       2003
------------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT INTERNATIONAL EQUITY FUND - CLASS IB SHARES (3/17/2003)
Accumulation unit value at beginning of period                                              $  1.78    $  1.60    $  1.39    $  1.00
Accumulation unit value at end of period                                                    $  2.25    $  1.78    $  1.60    $  1.39
Number of accumulation units outstanding at end of period (000 omitted)                          42         42         42          6
------------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT RESEARCH FUND - CLASS IB SHARES (3/17/2003)
Accumulation unit value at beginning of period                                              $  1.48    $  1.42    $  1.33    $  1.00
Accumulation unit value at end of period                                                    $  1.63    $  1.48    $  1.42    $  1.33
Number of accumulation units outstanding at end of period (000 omitted)                          --         --         --         --
------------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT VISTA FUND - CLASS IB SHARES (3/17/2003)
Accumulation unit value at beginning of period                                              $  1.79    $  1.61    $  1.37    $  1.00
Accumulation unit value at end of period                                                    $  1.87    $  1.79    $  1.61    $  1.37
Number of accumulation units outstanding at end of period (000 omitted)                          --         --         --         --
------------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - CASH MANAGEMENT FUND* (3/17/2003)
Accumulation unit value at beginning of period                                              $  1.01    $  0.99    $  0.99    $  1.00
Accumulation unit value at end of period                                                    $  1.04    $  1.01    $  0.99    $  0.99
Number of accumulation units outstanding at end of period (000 omitted)                           1          1          1         --

*     The 7-day simple and compound yields for RiverSource(R) Variable Portfolio - Cash Management Fund at Dec. 31, 2006 were 3.49%
      and 3.55%, respectively
------------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (3/17/2003)
Accumulation unit value at beginning of period                                              $  1.05    $  1.04    $  1.01    $  1.00
Accumulation unit value at end of period                                                    $  1.09    $  1.05    $  1.04    $  1.01
Number of accumulation units outstanding at end of period (000 omitted)                          65         65         65          1
------------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (3/17/2003)
Accumulation unit value at beginning of period                                              $  2.00    $  1.78    $  1.52    $  1.00
Accumulation unit value at end of period                                                    $  2.37    $  2.00    $  1.78    $  1.52
Number of accumulation units outstanding at end of period (000 omitted)                          82         82         82          9
------------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - GROWTH FUND (3/17/2003)
Accumulation unit value at beginning of period                                              $  1.44    $  1.34    $  1.25    $  1.00
Accumulation unit value at end of period                                                    $  1.59    $  1.44    $  1.34    $  1.25
Number of accumulation units outstanding at end of period (000 omitted)                          --         --         --         --
------------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - LARGE CAP EQUITY FUND (3/17/2006)
Accumulation unit value at beginning of period                                              $  1.00         --         --         --
Accumulation unit value at end of period                                                    $  1.08         --         --         --
Number of accumulation units outstanding at end of period (000 omitted)                          --         --         --         --
------------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - S&P 500 INDEX FUND (3/17/2003)
Accumulation unit value at beginning of period                                              $  1.50    $  1.45    $  1.33    $  1.00
Accumulation unit value at end of period                                                    $  1.72    $  1.50    $  1.45    $  1.33
Number of accumulation units outstanding at end of period (000 omitted)                          53         55         56          1
------------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND (3/17/2003)
Accumulation unit value at beginning of period                                              $  1.00    $  0.99    $  0.99    $  1.00
Accumulation unit value at end of period                                                    $  1.03    $  1.00    $  0.99    $  0.99
Number of accumulation units outstanding at end of period (000 omitted)                           9         10         14         11
------------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - SMALL CAP VALUE FUND (3/17/2003)
Accumulation unit value at beginning of period                                              $  1.86    $  1.78    $  1.50    $  1.00
Accumulation unit value at end of period                                                    $  2.22    $  1.86    $  1.78    $  1.50
Number of accumulation units outstanding at end of period (000 omitted)                           3          3          3         --
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------

RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -
ISSUED BY RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK - PROSPECTUS 55

VARIABLE ACCOUNT CHARGES OF 1.65% OF THE DAILY NET ASSETS OF THE VARIABLE
ACCOUNT.

YEAR ENDED DEC. 31,                                                                            2006       2005       2004       2003
------------------------------------------------------------------------------------------------------------------------------------
AIM V.I. BASIC VALUE FUND, SERIES II SHARES (3/17/2003)
Accumulation unit value at beginning of period                                              $  1.64    $  1.58    $  1.45    $  1.00
Accumulation unit value at end of period                                                    $  1.82    $  1.64    $  1.58    $  1.45
Number of accumulation units outstanding at end of period (000 omitted)                          47         42         14          9
------------------------------------------------------------------------------------------------------------------------------------
AIM V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES (3/17/2003)
Accumulation unit value at beginning of period                                              $  1.71    $  1.59    $  1.40    $  1.00
Accumulation unit value at end of period                                                    $  1.96    $  1.71    $  1.59    $  1.40
Number of accumulation units outstanding at end of period (000 omitted)                           3          3          4          4
------------------------------------------------------------------------------------------------------------------------------------
AIM V.I. CORE EQUITY FUND, SERIES II SHARES (4/28/2006)
Accumulation unit value at beginning of period                                              $  1.00         --         --         --
Accumulation unit value at end of period                                                    $  1.08         --         --         --
Number of accumulation units outstanding at end of period (000 omitted)                          --         --         --         --
------------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS BALANCED SHARES PORTFOLIO (CLASS B) (3/17/2003)
Accumulation unit value at beginning of period                                              $  1.27    $  1.25    $  1.17    $  1.00
Accumulation unit value at end of period                                                    $  1.40    $  1.27    $  1.25    $  1.17
Number of accumulation units outstanding at end of period (000 omitted)                          14         14         15         --
------------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GLOBAL TECHNOLOGY PORTFOLIO (CLASS B) (3/17/2003)
Accumulation unit value at beginning of period                                              $  1.48    $  1.45    $  1.40    $  1.00
Accumulation unit value at end of period                                                    $  1.58    $  1.48    $  1.45    $  1.40
Number of accumulation units outstanding at end of period (000 omitted)                          33         33         35         30
------------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO (CLASS B) (3/17/2003)
Accumulation unit value at beginning of period                                              $  1.53    $  1.49    $  1.36    $  1.00
Accumulation unit value at end of period                                                    $  1.76    $  1.53    $  1.49    $  1.36
Number of accumulation units outstanding at end of period (000 omitted)                         355        362        364        283
------------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS LARGE CAP GROWTH PORTFOLIO (CLASS B) (3/17/2003)
Accumulation unit value at beginning of period                                              $  1.54    $  1.36    $  1.28    $  1.00
Accumulation unit value at end of period                                                    $  1.50    $  1.54    $  1.36    $  1.28
Number of accumulation units outstanding at end of period (000 omitted)                          78         66         68         35
------------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO SERVICE CLASS 2 (3/17/2003)
Accumulation unit value at beginning of period                                              $  1.72    $  1.50    $  1.33    $  1.00
Accumulation unit value at end of period                                                    $  1.89    $  1.72    $  1.50    $  1.33
Number of accumulation units outstanding at end of period (000 omitted)                         163        159        160         26
------------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP GROWTH PORTFOLIO SERVICE CLASS 2 (3/17/2003)
Accumulation unit value at beginning of period                                              $  1.45    $  1.40    $  1.38    $  1.00
Accumulation unit value at end of period                                                    $  1.52    $  1.45    $  1.40    $  1.38
Number of accumulation units outstanding at end of period (000 omitted)                         133        133        134         --
------------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2 (3/17/2003)
Accumulation unit value at beginning of period                                              $  2.10    $  1.81    $  1.47    $  1.00
Accumulation unit value at end of period                                                    $  2.32    $  2.10    $  1.81    $  1.47
Number of accumulation units outstanding at end of period (000 omitted)                         424        430        446        321
------------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP OVERSEAS PORTFOLIO SERVICE CLASS 2 (3/17/2003)
Accumulation unit value at beginning of period                                              $  2.04    $  1.74    $  1.57    $  1.00
Accumulation unit value at end of period                                                    $  2.36    $  2.04    $  1.74    $  1.57
Number of accumulation units outstanding at end of period (000 omitted)                          15         15         17         --
------------------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN GLOBAL REAL ESTATE SECURITIES FUND - CLASS 2 (3/17/2003)
(PREVIOUSLY FTVIPT FRANKLIN REAL ESTATE FUND - CLASS 2)
Accumulation unit value at beginning of period                                              $  2.00    $  1.79    $  1.38    $  1.00
Accumulation unit value at end of period                                                    $  2.37    $  2.00    $  1.79    $  1.38
Number of accumulation units outstanding at end of period (000 omitted)                          22         22         28         21
------------------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL CAP VALUE SECURITIES FUND - CLASS 2 (3/17/2003)
Accumulation unit value at beginning of period                                              $  1.92    $  1.80    $  1.48    $  1.00
Accumulation unit value at end of period                                                    $  2.21    $  1.92    $  1.80    $  1.48
Number of accumulation units outstanding at end of period (000 omitted)                          31         30         27          8
------------------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL-MID CAP GROWTH SECURITIES FUND - CLASS 2 (3/17/2003)
Accumulation unit value at beginning of period                                              $  1.65    $  1.60    $  1.46    $  1.00
Accumulation unit value at end of period                                                    $  1.77    $  1.65    $  1.60    $  1.46
Number of accumulation units outstanding at end of period (000 omitted)                          88         93        104         65
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------

56 RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -
   ISSUED BY RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK - PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.65% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)

YEAR ENDED DEC. 31,                                                                            2006       2005       2004       2003
------------------------------------------------------------------------------------------------------------------------------------
FTVIPT MUTUAL SHARES SECURITIES FUND - CLASS 2 (3/17/2003)
Accumulation unit value at beginning of period                                              $  1.53    $  1.41    $  1.27    $  1.00
Accumulation unit value at end of period                                                    $  1.78    $  1.53    $  1.41    $  1.27
Number of accumulation units outstanding at end of period (000 omitted)                         312        308        320         68
------------------------------------------------------------------------------------------------------------------------------------
FTVIPT TEMPLETON FOREIGN SECURITIES FUND - CLASS 2 (3/17/2003)
Accumulation unit value at beginning of period                                              $  1.83    $  1.69    $  1.45    $  1.00
Accumulation unit value at end of period                                                    $  2.19    $  1.83    $  1.69    $  1.45
Number of accumulation units outstanding at end of period (000 omitted)                          50         51         47          9
------------------------------------------------------------------------------------------------------------------------------------
MFS(R) INVESTORS GROWTH STOCK SERIES - SERVICE CLASS (3/17/2003)
Accumulation unit value at beginning of period                                              $  1.38    $  1.34    $  1.25    $  1.00
Accumulation unit value at end of period                                                    $  1.45    $  1.38    $  1.34    $  1.25
Number of accumulation units outstanding at end of period (000 omitted)                           4          4          4          4
------------------------------------------------------------------------------------------------------------------------------------
MFS(R) NEW DISCOVERY SERIES - SERVICE CLASS (3/17/2003)
Accumulation unit value at beginning of period                                              $  1.51    $  1.46    $  1.40    $  1.00
Accumulation unit value at end of period                                                    $  1.68    $  1.51    $  1.46    $  1.40
Number of accumulation units outstanding at end of period (000 omitted)                          --         --         --         --
------------------------------------------------------------------------------------------------------------------------------------
MFS(R) TOTAL RETURN SERIES - SERVICE CLASS (3/17/2003)
Accumulation unit value at beginning of period                                              $  1.29    $  1.28    $  1.17    $  1.00
Accumulation unit value at end of period                                                    $  1.42    $  1.29    $  1.28    $  1.17
Number of accumulation units outstanding at end of period (000 omitted)                         131        121        123         80
------------------------------------------------------------------------------------------------------------------------------------
MFS(R) UTILITIES SERIES - SERVICE CLASS (3/17/2003)
Accumulation unit value at beginning of period                                              $  1.94    $  1.70    $  1.33    $  1.00
Accumulation unit value at end of period                                                    $  2.50    $  1.94    $  1.70    $  1.33
Number of accumulation units outstanding at end of period (000 omitted)                           4          4          4          1
------------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER CAPITAL APPRECIATION FUND/VA, SERVICE SHARES (3/17/2003)
Accumulation unit value at beginning of period                                              $  1.47    $  1.42    $  1.35    $  1.00
Accumulation unit value at end of period                                                    $  1.55    $  1.47    $  1.42    $  1.35
Number of accumulation units outstanding at end of period (000 omitted)                         170        171        173          9
------------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES (3/17/2003)
Accumulation unit value at beginning of period                                              $  2.02    $  1.80    $  1.54    $  1.00
Accumulation unit value at end of period                                                    $  2.33    $  2.02    $  1.80    $  1.54
Number of accumulation units outstanding at end of period (000 omitted)                          54         52         52          1
------------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER HIGH INCOME FUND/VA, SERVICE SHARES (3/17/2003)
Accumulation unit value at beginning of period                                              $  1.26    $  1.26    $  1.18    $  1.00
Accumulation unit value at end of period                                                    $  1.36    $  1.26    $  1.26    $  1.18
Number of accumulation units outstanding at end of period (000 omitted)                          17         20         21          1
------------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL CAP FUND/VA, SERVICE SHARES (3/17/2003)
Accumulation unit value at beginning of period                                              $  1.93    $  1.79    $  1.53    $  1.00
Accumulation unit value at end of period                                                    $  2.18    $  1.93    $  1.79    $  1.53
Number of accumulation units outstanding at end of period (000 omitted)                         358        359        362        268
------------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER STRATEGIC BOND FUND/VA, SERVICE SHARES (3/17/2003)
Accumulation unit value at beginning of period                                              $  1.21    $  1.20    $  1.13    $  1.00
Accumulation unit value at end of period                                                    $  1.28    $  1.21    $  1.20    $  1.13
Number of accumulation units outstanding at end of period (000 omitted)                         310        299        307         75
------------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT GROWTH AND INCOME FUND - CLASS IB SHARES (3/17/2003)
Accumulation unit value at beginning of period                                              $  1.51    $  1.46    $  1.33    $  1.00
Accumulation unit value at end of period                                                    $  1.72    $  1.51    $  1.46    $  1.33
Number of accumulation units outstanding at end of period (000 omitted)                          --         --         --         --
------------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT INTERNATIONAL EQUITY FUND - CLASS IB SHARES (3/17/2003)
Accumulation unit value at beginning of period                                              $  1.75    $  1.59    $  1.39    $  1.00
Accumulation unit value at end of period                                                    $  2.20    $  1.75    $  1.59    $  1.39
Number of accumulation units outstanding at end of period (000 omitted)                           8          8          9         --
------------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT RESEARCH FUND - CLASS IB SHARES (3/17/2003)
Accumulation unit value at beginning of period                                              $  1.45    $  1.40    $  1.33    $  1.00
Accumulation unit value at end of period                                                    $  1.59    $  1.45    $  1.40    $  1.33
Number of accumulation units outstanding at end of period (000 omitted)                          --         --         --         --
------------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------

RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -
ISSUED BY RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK - PROSPECTUS 57

VARIABLE ACCOUNT CHARGES OF 1.65% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)

YEAR ENDED DEC. 31,                                                                            2006       2005       2004       2003
------------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT VISTA FUND - CLASS IB SHARES (3/17/2003)
Accumulation unit value at beginning of period                                              $  1.76    $  1.59    $  1.36    $  1.00
Accumulation unit value at end of period                                                    $  1.82    $  1.76    $  1.59    $  1.36
Number of accumulation units outstanding at end of period (000 omitted)                           8          8          8          8
------------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - CASH MANAGEMENT FUND* (3/17/2003)
Accumulation unit value at beginning of period                                              $  0.99    $  0.98    $  0.99    $  1.00
Accumulation unit value at end of period                                                    $  1.02    $  0.99    $  0.98    $  0.99
Number of accumulation units outstanding at end of period (000 omitted)                         117        107         97         --

*     The 7-day simple and compound yields for RiverSource(R) Variable Portfolio - Cash Management Fund at Dec. 31, 2006 were 2.83%
      and 2.87%, respectively.
------------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (3/17/2003)
Accumulation unit value at beginning of period                                              $  1.04    $  1.03    $  1.00    $  1.00
Accumulation unit value at end of period                                                    $  1.06    $  1.04    $  1.03    $  1.00
Number of accumulation units outstanding at end of period (000 omitted)                          44         28         28         28
------------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (3/17/2003)
Accumulation unit value at beginning of period                                              $  1.97    $  1.76    $  1.51    $  1.00
Accumulation unit value at end of period                                                    $  2.32    $  1.97    $  1.76    $  1.51
Number of accumulation units outstanding at end of period (000 omitted)                          11         10          9          1
------------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - GROWTH FUND (3/17/2003)
Accumulation unit value at beginning of period                                              $  1.42    $  1.33    $  1.24    $  1.00
Accumulation unit value at end of period                                                    $  1.55    $  1.42    $  1.33    $  1.24
Number of accumulation units outstanding at end of period (000 omitted)                          --         --         --         --
------------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - LARGE CAP EQUITY FUND (3/17/2006)
Accumulation unit value at beginning of period                                              $  1.00         --         --         --
Accumulation unit value at end of period                                                    $  1.08         --         --         --
Number of accumulation units outstanding at end of period (000 omitted)                           3         --         --         --
------------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - S&P 500 INDEX FUND (3/17/2003)
Accumulation unit value at beginning of period                                              $  1.48    $  1.44    $  1.33    $  1.00
Accumulation unit value at end of period                                                    $  1.67    $  1.48    $  1.44    $  1.33
Number of accumulation units outstanding at end of period (000 omitted)                          89         90         80         29
------------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND (3/17/2003)
Accumulation unit value at beginning of period                                              $  0.98    $  0.98    $  0.99    $  1.00
Accumulation unit value at end of period                                                    $  1.00    $  0.98    $  0.98    $  0.99
Number of accumulation units outstanding at end of period (000 omitted)                         101        101         85         --
------------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - SMALL CAP VALUE FUND (3/17/2003)
Accumulation unit value at beginning of period                                              $  1.83    $  1.76    $  1.49    $  1.00
Accumulation unit value at end of period                                                    $  2.17    $  1.83    $  1.76    $  1.49
Number of accumulation units outstanding at end of period (000 omitted)                           3          5          7          3
------------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------

58 RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -
   ISSUED BY RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK - PROSPECTUS

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION


Calculating Annuity Payouts ...........................................   p. 3
Rating Agencies .......................................................   p. 4
Revenues Received During Calendar Year 2006 ...........................   p. 4
Principal Underwriter .................................................   p. 5
Independent Registered Public Accounting Firm .........................   p. 5
Condensed Financial Information (Unaudited) ...........................   p. 6
Financial Statements



--------------------------------------------------------------------------------

RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -
ISSUED BY RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK - PROSPECTUS 59

RIVERSOURCE [LOGO](SM)
    ANNUITIES

RiverSource Life Insurance Co. of New York
20 Madison Ave. Extension
Albany, NY 12203
(800) 504-0469


          RiverSource Distributors, Inc. (Distributor), Member NASD. RiverSource(SM) insurance and annuity products are issued by RiverSource Life
                    Insurance Co. of New York, Albany, NY.


            (C)2007 Ameriprise Financial, Inc. All rights reserved.


45282 H (5/07)

                      STATEMENT OF ADDITIONAL INFORMATION
                                      FOR


                        RIVERSOURCE(R) ENDEAVOR SELECT
                               VARIABLE ANNUITY

                       RIVERSOURCE(R) INNOVATIONS SELECT
                               VARIABLE ANNUITY

                          RIVERSOURCE(R) INNOVATIONS
                               VARIABLE ANNUITY

                       RIVERSOURCE(R) PERSONAL PORTFOLIO
                               VARIABLE ANNUITY

                    RIVERSOURCE(R) PERSONAL PORTFOLIO PLUS 2
                               VARIABLE ANNUITY


                            RIVERSOURCE OF NEW YORK
                          VARIABLE ANNUITY ACCOUNT 2


                  (previously ACL Variable Annuity Account 2)


                                  MAY 1, 2007

RiverSource of New York Variable Annuity Account 2 is a separate account of RiverSource Life Insurance Co. of New York (RiverSource Life of NY).

This Statement of Additional Information (SAI) is not a prospectus. It should be read together with the prospectus dated the same date as this SAI, which may be obtained from your investment professional, or by writing or calling us at the address and telephone number below. This SAI contains financial information for all the subaccounts of the RiverSource of New York Variable Annuity Account 2. Not all subaccounts shown will apply to your specific contract.

RiverSource Life Insurance Co. of New York
20 Madison Avenue Extension
P.O. Box 5555
Albany, NY 12205-0555
(800) 504-0469

TABLE OF CONTENTS


Calculating Annuity Payouts ............................................  p. 3
Rating Agencies ........................................................  p. 4
Revenues Received During Calendar Year 2006 ............................  p. 4
Principal Underwriter ..................................................  p. 5
Independent Registered Public Accounting Firm ..........................  p. 5
Condensed Financial Information (Unaudited) ............................  p. 6
Financial Statements


CORPORATE CONSOLIDATION


On Dec. 31, 2006, American Centurion Life Assurance Company merged into an affiliate company, IDS Life Insurance Company of New York (IDS Life of New
York). At that time, IDS Life of New York changed its name to RiverSource Life Insurance Co. of New York. This merger helped simplify the overall corporate structure because the two life insurance companies were consolidated into one. This consolidation and renaming did not have any adverse effect on the features or benefits of your contract.



2 - RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

CALCULATING ANNUITY PAYOUTS

VARIABLE ANNUITY PAYOUTS

We do the following calculations separately for each of the subaccounts of the variable account. The separate monthly payouts, added together, make up your total variable annuity payout.

INITIAL PAYOUT: To compute your first monthly payout, we:

o     determine the dollar value of your contract on the valuation date; then

o apply the result to the annuity table contained in the contract or another table at least as favorable.

The annuity table shows the amount of the first monthly payout for each $1,000 of value which depends on factors built into the table, as described below.

ANNUITY UNITS: We then convert the value of your subaccount to annuity units. To compute the number of units credited to you, we divide the first monthly payout by the annuity unit value (see below) on the valuation date. The number of units in your subaccount is fixed. The value of the units fluctuates with the performance of the underlying fund.

SUBSEQUENT PAYOUTS: To compute later payouts, we multiply:

o     the annuity unit value on the valuation date; by

o     the fixed number of annuity units credited to you.

ANNUITY UNIT VALUES: We originally set this value at $1 for each subaccount. To calculate later values we multiply the last annuity value by the product of:

o     the net investment factor; and

o     the neutralizing factor.

The purpose of the neutralizing factor is to offset the effect of the assumed rate built into the annuity table. With an assumed investment rate of 3.5%, the neutralizing factor is 0.999906 for a one day valuation period.

NET INVESTMENT FACTOR: We determine the net investment factor by:

o adding the fund's current net asset value per share, plus the per share amount of any accrued income or capital gain dividends to obtain a current adjusted net asset value per share; then

o     dividing that sum by the previous adjusted net asset value per share;
      and

o subtracting the percentage factor representing the mortality and expense risk fee and the variable account administrative charge from the result.

Because the net asset value of the fund may fluctuate, the net investment factor may be greater or less than one, and the annuity unit value may increase or decrease. You bear this investment risk in a subaccount.

FIXED ANNUITY PAYOUTS

We guarantee your fixed annuity payout amounts. Once calculated, your payout will remain the same and never change. To calculate your annuity payouts we:

o take the value of your one-year fixed account at the retirement date or the date you selected to begin receiving your annuity payouts; then

o using an annuity table, we apply the value according to the annuity payout plan you select.

The annuity payout table we use will be the one in effect at the time you choose to begin your annuity payouts. The values in the table will be equal to or greater than the table in your contract.


RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2 - 3

RATING AGENCIES

We receive ratings from independent rating agencies. These agencies evaluate the financial soundness and claims-paying ability of insurance companies based on a number of different factors. The ratings reflect each agency's estimation of our ability to meet our contractual obligations such as making annuity payouts and paying death benefits and other distributions. As such, the ratings relate to our general account and not to the subaccounts. This information generally does not relate to the management or performance of the subaccounts.


For detailed information on the agency ratings given to RiverSource Life of NY, contact your investment professional. You also may view our current ratings by visiting the agency websites directly at:


A.M. Best                                                       www.ambest.com
Fitch                                                     www.fitchratings.com
Moody's                                               www.moodys.com/insurance
Standard & Poor's                                     www.standardandpoors.com

A.M. Best -- Rates insurance companies for their financial strength.

Fitch -- Rates insurance companies for their claims-paying ability.

Moody's -- Rates insurance companies for their financial strength.

Standard & Poor's -- Rates insurance companies for their financial strength.

REVENUES RECEIVED DURING CALENDAR YEAR 2006


The following table shows the unaffiliated funds ranked according to highest to lowest total dollar amounts the funds and their affiliates paid to us and/or our affiliates in 2006. Some of these funds may not be available under your contract or policy. Please see your contract or policy prospectus regarding the investment options available to you.

-------------------------------------------------------------------------------
Fidelity(R) Variable Insurance Products                          $14,119,393.11
Wanger Advisors Trust                                            $ 9,994,792.02
Franklin(R) Templeton(R) Variable Insurance Products Trust       $ 9,889,398.02
American Century(R) Variable Portfolios, Inc.                    $ 8,111,950.96
AllianceBernstein Variable Products Series Fund, Inc.            $ 6,935,380.14
AIM Variable Insurance Funds                                     $ 6,806,164.35
Goldman Sachs Variable Insurance Trust                           $ 6,192,884.80
Oppenheimer Variable Account Funds                               $ 5,619,718.04
Van Kampen Life Investment Trust                                 $ 4,719,402.91
MFS(R) Variable Insurance Trust(SM)                              $ 3,669,262.58
Putnam Variable Trust                                            $ 3,209,435.18
Wells Fargo Advantage Variable Trust Funds                       $ 1,839,774.87
Evergreen Variable Annuity Trust                                 $ 1,525,346.92
Credit Suisse Trust                                              $ 1,417,351.20
Janus Aspen Series                                               $ 1,336,421.58
Lazard Retirement Series, Inc.                                   $ 1,320,263.36
Columbia Funds Variable Insurance Trust                          $ 1,225,769.87
Third Avenue Variable Series Trust                               $   988,460.13
Royce Capital Fund                                               $   812,542.64
Pioneer Variable Contracts Trust                                 $   433,483.35
PIMCO Variable Insurance Trust                                   $   319,348.24
The Universal Institutional Funds, Inc.                          $   208,788.04
Calvert Variable Series, Inc.                                    $   201,270.34
Neuberger Berman Advisers Management Trust                       $   157,988.04
Dreyfus Investment Portfolios/Dreyfus Variable Investment Fund   $   143,753.64
STI Classic Variable Trust                                       $    38,512.36
Premier VIT                                                      $    13,581.86
Baron Capital Funds Trust                                        $     7,097.88
J.P. Morgan Series Trust II                                      $     4,376.19
Legg Mason Partners Variable Portfolios                          $       885.00
-------------------------------------------------------------------------------

If the revenue received from affiliated funds were included in the table above, payment to us or our affiliates by the RiverSource Variable Portfolio Funds or their affiliates would be at the top of the list.



4 - RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

PRINCIPAL UNDERWRITER

RiverSource Distributors, Inc. (RiverSource Distributors) serves as principal underwriter for the contracts, which it offers on a continuous basis. RiverSource Distributors is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. (NASD). RiverSource Distributors is an affiliate of ours. The contracts are offered to the public through certain securities broker-dealers and through entities that may offer the contracts but are exempt from registration that have entered into selling agreements with RiverSource Distributors and whose personnel are legally authorized to sell annuity products. Both RiverSource Distributors and RiverSource Life of NY are ultimately controlled by Ameriprise Financial, Inc. The principal business address of RiverSource Distributors, Inc. is 70100 Ameriprise Financial Center, Minneapolis, MN 55474.


Prior to Jan. 1, 2007, Ameriprise Financial Services, Inc. served as the principal underwriter for the contracts. For the past three years, the aggregate dollar amount of underwriting commissions paid to Ameriprise Financial Services, Inc. for the variable account has been: 2006: $14,651,291; 2005: $10,411,805; and 2004: $7,278,913. Ameriprise Financial Services, Inc.
retained no underwriting commission from the sale of the contracts.

Effective Jan. 1, 2007, RiverSource Distributors became the principal underwriter for the contracts. RiverSource Distributors retains no underwriting commissions from the sale of the contracts.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


Ernst & Young LLP, independent registered public accounting firm, has audited the financial statements of RiverSource Life Insurance Co. of New York at Dec. 31, 2006 and 2005, and for each of the three years in the period ended Dec. 31, 2006, the financial statements of RiverSource Life Insurance Co. of New York at Dec. 31, 2006 and 2005 and for each of the three years in the period ended Dec. 31, 2006, and the individual financial statements of the segregated asset subaccounts of RiverSource of New York Variable Annuity Account 2 which includes RiverSource(R) Endeavor Select Variable Annuity, RiverSource(R) Innovations Select Variable Annuity, RiverSource(R) Innovations Variable Annuity, RiverSource(R) Personal Portfolio Plus 2 Variable Annuity, and RiverSource(R) Personal Portfolio Variable Annuity at Dec. 31, 2006, and for each of the periods indicated therein, as set forth in their reports. We've included our financial statements in the SAI in reliance upon such reports given on the authority of Ernst & Young LLP as experts in accounting and auditing.



RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2 - 5

CONDENSED FINANCIAL INFORMATION

(Unaudited)

The following tables give per-unit information about the financial history of each subaccount. The date in which operations commenced in each price level is noted in parentheses.


VARIABLE ACCOUNT CHARGES OF 1.00% OF THE DAILY NET ASSETS OF THE VARIABLE
ACCOUNT.

YEAR ENDED DEC. 31,                                                                           2006       2005       2004       2003
-----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. BASIC VALUE FUND, SERIES II SHARES (3/17/2003)
Accumulation unit value at beginning of period                                            $   1.67   $   1.60   $   1.46   $   1.00
Accumulation unit value at end of period                                                  $   1.86   $   1.67   $   1.60   $   1.46
Number of accumulation units outstanding at end of period (000 omitted)                          3          3          3          2
-----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES (3/17/2003)
Accumulation unit value at beginning of period                                            $   1.74   $   1.61   $   1.41   $   1.00
Accumulation unit value at end of period                                                  $   2.00   $   1.74   $   1.61   $   1.41
Number of accumulation units outstanding at end of period (000 omitted)                         --         --         --         --
-----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. CORE EQUITY FUND, SERIES II SHARES (4/28/2006)
Accumulation unit value at beginning of period                                            $   1.00         --         --         --
Accumulation unit value at end of period                                                  $   1.08         --         --         --
Number of accumulation units outstanding at end of period (000 omitted)                         --         --         --         --
-----------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS BALANCED SHARES PORTFOLIO (CLASS B) (3/17/2003)
Accumulation unit value at beginning of period                                            $   1.30   $   1.26   $   1.17   $   1.00
Accumulation unit value at end of period                                                  $   1.43   $   1.30   $   1.26   $   1.17
Number of accumulation units outstanding at end of period (000 omitted)                          2          2          2          2
-----------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GLOBAL TECHNOLOGY PORTFOLIO (CLASS B) (3/17/2003)
Accumulation unit value at beginning of period                                            $   1.51   $   1.47   $   1.41   $   1.00
Accumulation unit value at end of period                                                  $   1.62   $   1.51   $   1.47   $   1.41
Number of accumulation units outstanding at end of period (000 omitted)                          8          8          8          2
-----------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO (CLASS B) (3/17/2003)
Accumulation unit value at beginning of period                                            $   1.56   $   1.51   $   1.37   $   1.00
Accumulation unit value at end of period                                                  $   1.81   $   1.56   $   1.51   $   1.37
Number of accumulation units outstanding at end of period (000 omitted)                          1          1          1          1
-----------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS LARGE CAP GROWTH PORTFOLIO (CLASS B) (3/17/2003)
Accumulation unit value at beginning of period                                            $   1.56   $   1.37   $   1.28   $   1.00
Accumulation unit value at end of period                                                  $   1.54   $   1.56   $   1.37   $   1.28
Number of accumulation units outstanding at end of period (000 omitted)                          2          2          2          2
-----------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO SERVICE CLASS 2 (3/17/2003)
Accumulation unit value at beginning of period                                            $   1.75   $   1.52   $   1.33   $   1.00
Accumulation unit value at end of period                                                  $   1.94   $   1.75   $   1.52   $   1.33
Number of accumulation units outstanding at end of period (000 omitted)                        173        185        198         18
-----------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP GROWTH PORTFOLIO SERVICE CLASS 2 (3/17/2003)
Accumulation unit value at beginning of period                                            $   1.48   $   1.42   $   1.39   $   1.00
Accumulation unit value at end of period                                                  $   1.56   $   1.48   $   1.42   $   1.39
Number of accumulation units outstanding at end of period (000 omitted)                          2          2          2          2
-----------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2 (3/17/2003)
Accumulation unit value at beginning of period                                            $   2.14   $   1.83   $   1.48   $   1.00
Accumulation unit value at end of period                                                  $   2.38   $   2.14   $   1.83   $   1.48
Number of accumulation units outstanding at end of period (000 omitted)                         52         71         75          5
-----------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP OVERSEAS PORTFOLIO SERVICE CLASS 2 (3/17/2003)
Accumulation unit value at beginning of period                                            $   2.08   $   1.77   $   1.57   $   1.00
Accumulation unit value at end of period                                                  $   2.42   $   2.08   $   1.77   $   1.57
Number of accumulation units outstanding at end of period (000 omitted)                         70         71         71          2
-----------------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN GLOBAL REAL ESTATE SECURITIES FUND - CLASS 2 (3/17/2003)
(PREVIOUSLY FTVIPT FRANKLIN REAL ESTATE FUND - CLASS 2)
Accumulation unit value at beginning of period                                            $   1.98   $   1.76   $   1.35   $   1.00
Accumulation unit value at end of period                                                  $   2.37   $   1.98   $   1.76   $   1.35
Number of accumulation units outstanding at end of period (000 omitted)                         10         10         11          8
-----------------------------------------------------------------------------------------------------------------------------------



6 - RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

VARIABLE ACCOUNT CHARGES OF 1.00% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)

YEAR ENDED DEC. 31,                                                                           2006       2005       2004       2003
-----------------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL CAP VALUE SECURITIES FUND - CLASS 2 (3/17/2003)
Accumulation unit value at beginning of period                                            $   1.96   $   1.82   $   1.48   $   1.00
Accumulation unit value at end of period                                                  $   2.27   $   1.96   $   1.82   $   1.48
Number of accumulation units outstanding at end of period (000 omitted)                          2          2          2          2
-----------------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL-MID CAP GROWTH SECURITIES FUND - CLASS 2 (3/17/2003)
Accumulation unit value at beginning of period                                            $   1.68   $   1.62   $   1.47   $   1.00
Accumulation unit value at end of period                                                  $   1.81   $   1.68   $   1.62   $   1.47
Number of accumulation units outstanding at end of period (000 omitted)                         44         44         44          3
-----------------------------------------------------------------------------------------------------------------------------------
FTVIPT MUTUAL SHARES SECURITIES FUND - CLASS 2 (3/17/2003)
Accumulation unit value at beginning of period                                            $   1.56   $   1.42   $   1.28   $   1.00
Accumulation unit value at end of period                                                  $   1.83   $   1.56   $   1.42   $   1.28
Number of accumulation units outstanding at end of period (000 omitted)                        149        155        163         42
-----------------------------------------------------------------------------------------------------------------------------------
FTVIPT TEMPLETON FOREIGN SECURITIES FUND - CLASS 2 (3/17/2003)
Accumulation unit value at beginning of period                                            $   1.83   $   1.68   $   1.43   $   1.00
Accumulation unit value at end of period                                                  $   2.20   $   1.83   $   1.68   $   1.43
Number of accumulation units outstanding at end of period (000 omitted)                          5          6          7          3
-----------------------------------------------------------------------------------------------------------------------------------
MFS(R) INVESTORS GROWTH STOCK SERIES - SERVICE CLASS (3/17/2003)
Accumulation unit value at beginning of period                                            $   1.40   $   1.36   $   1.26   $   1.00
Accumulation unit value at end of period                                                  $   1.49   $   1.40   $   1.36   $   1.26
Number of accumulation units outstanding at end of period (000 omitted)                          6          8          9          2
-----------------------------------------------------------------------------------------------------------------------------------
MFS(R) NEW DISCOVERY SERIES - SERVICE CLASS (3/17/2003)
Accumulation unit value at beginning of period                                            $   1.54   $   1.48   $   1.41   $   1.00
Accumulation unit value at end of period                                                  $   1.72   $   1.54   $   1.48   $   1.41
Number of accumulation units outstanding at end of period (000 omitted)                          1          1          1         --
-----------------------------------------------------------------------------------------------------------------------------------
MFS(R) TOTAL RETURN SERIES - SERVICE CLASS (3/17/2003)
Accumulation unit value at beginning of period                                            $   1.31   $   1.29   $   1.18   $   1.00
Accumulation unit value at end of period                                                  $   1.45   $   1.31   $   1.29   $   1.18
Number of accumulation units outstanding at end of period (000 omitted)                         26         27         28          2
-----------------------------------------------------------------------------------------------------------------------------------
MFS(R) UTILITIES SERIES - SERVICE CLASS (3/17/2003)
Accumulation unit value at beginning of period                                            $   1.98   $   1.72   $   1.33   $   1.00
Accumulation unit value at end of period                                                  $   2.57   $   1.98   $   1.72   $   1.33
Number of accumulation units outstanding at end of period (000 omitted)                         --         --         --         --
-----------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER CAPITAL APPRECIATION FUND/VA, SERVICE SHARES (3/17/2003)
Accumulation unit value at beginning of period                                            $   1.49   $   1.44   $   1.36   $   1.00
Accumulation unit value at end of period                                                  $   1.59   $   1.49   $   1.44   $   1.36
Number of accumulation units outstanding at end of period (000 omitted)                         69         69         68          4
-----------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES (3/17/2003)
Accumulation unit value at beginning of period                                            $   2.06   $   1.82   $   1.55   $   1.00
Accumulation unit value at end of period                                                  $   2.39   $   2.06   $   1.82   $   1.55
Number of accumulation units outstanding at end of period (000 omitted)                          1          1          1         --
-----------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER HIGH INCOME FUND/VA, SERVICE SHARES (3/17/2003)
Accumulation unit value at beginning of period                                            $   1.29   $   1.27   $   1.18   $   1.00
Accumulation unit value at end of period                                                  $   1.39   $   1.29   $   1.27   $   1.18
Number of accumulation units outstanding at end of period (000 omitted)                         13         14         15         10
-----------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL CAP FUND/VA, SERVICE SHARES (3/17/2003)
Accumulation unit value at beginning of period                                            $   1.97   $   1.81   $   1.53   $   1.00
Accumulation unit value at end of period                                                  $   2.23   $   1.97   $   1.81   $   1.53
Number of accumulation units outstanding at end of period (000 omitted)                         12         13         13          9
-----------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER STRATEGIC BOND FUND/VA, SERVICE SHARES (3/17/2003)
Accumulation unit value at beginning of period                                            $   1.23   $   1.21   $   1.13   $   1.00
Accumulation unit value at end of period                                                  $   1.31   $   1.23   $   1.21   $   1.13
Number of accumulation units outstanding at end of period (000 omitted)                        182        214        234         48
-----------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT GROWTH AND INCOME FUND - CLASS IB SHARES (3/17/2003)
Accumulation unit value at beginning of period                                            $   1.54   $   1.48   $   1.34   $   1.00
Accumulation unit value at end of period                                                  $   1.76   $   1.54   $   1.48   $   1.34
Number of accumulation units outstanding at end of period (000 omitted)                         11         11         11         11
-----------------------------------------------------------------------------------------------------------------------------------



RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2 - 7

VARIABLE ACCOUNT CHARGES OF 1.00% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)

YEAR ENDED DEC. 31,                                                                           2006       2005       2004       2003
-----------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT INTERNATIONAL EQUITY FUND - CLASS IB SHARES (3/17/2003)
Accumulation unit value at beginning of period                                            $   1.78   $   1.60   $   1.39   $   1.00
Accumulation unit value at end of period                                                  $   2.25   $   1.78   $   1.60   $   1.39
Number of accumulation units outstanding at end of period (000 omitted)                         42         42         42          6
-----------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT RESEARCH FUND - CLASS IB SHARES (3/17/2003)
Accumulation unit value at beginning of period                                            $   1.48   $   1.42   $   1.33   $   1.00
Accumulation unit value at end of period                                                  $   1.63   $   1.48   $   1.42   $   1.33
Number of accumulation units outstanding at end of period (000 omitted)                         --         --         --         --
-----------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT VISTA FUND - CLASS IB SHARES (3/17/2003)
Accumulation unit value at beginning of period                                            $   1.79   $   1.61   $   1.37   $   1.00
Accumulation unit value at end of period                                                  $   1.87   $   1.79   $   1.61   $   1.37
Number of accumulation units outstanding at end of period (000 omitted)                         --         --         --         --
-----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - CASH MANAGEMENT FUND (3/17/2003)
Accumulation unit value at beginning of period                                            $   1.01   $   0.99   $   0.99   $   1.00
Accumulation unit value at end of period                                                  $   1.04   $   1.01   $   0.99   $   0.99
Number of accumulation units outstanding at end of period (000 omitted)                          1          1          1         --
-----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (3/17/2003)
Accumulation unit value at beginning of period                                            $   1.05   $   1.04   $   1.01   $   1.00
Accumulation unit value at end of period                                                  $   1.09   $   1.05   $   1.04   $   1.01
Number of accumulation units outstanding at end of period (000 omitted)                         65         65         65          1
-----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (3/17/2003)
Accumulation unit value at beginning of period                                            $   2.00   $   1.78   $   1.52   $   1.00
Accumulation unit value at end of period                                                  $   2.37   $   2.00   $   1.78   $   1.52
Number of accumulation units outstanding at end of period (000 omitted)                         82         82         82          9
-----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - GROWTH FUND (3/17/2003)
Accumulation unit value at beginning of period                                            $   1.44   $   1.34   $   1.25   $   1.00
Accumulation unit value at end of period                                                  $   1.59   $   1.44   $   1.34   $   1.25
Number of accumulation units outstanding at end of period (000 omitted)                         --         --         --         --
-----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - LARGE CAP EQUITY FUND (3/17/2006)
Accumulation unit value at beginning of period                                            $   1.00         --         --         --
Accumulation unit value at end of period                                                  $   1.08         --         --         --
Number of accumulation units outstanding at end of period (000 omitted)                         --         --         --         --
-----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - S&P 500 INDEX FUND (3/17/2003)
Accumulation unit value at beginning of period                                            $   1.50   $   1.45   $   1.33   $   1.00
Accumulation unit value at end of period                                                  $   1.72   $   1.50   $   1.45   $   1.33
Number of accumulation units outstanding at end of period (000 omitted)                         53         55         56          1
-----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND (3/17/2003)
Accumulation unit value at beginning of period                                            $   1.00   $   0.99   $   0.99   $   1.00
Accumulation unit value at end of period                                                  $   1.03   $   1.00   $   0.99   $   0.99
Number of accumulation units outstanding at end of period (000 omitted)                          9         10         14         11
-----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - SMALL CAP VALUE FUND (3/17/2003)
Accumulation unit value at beginning of period                                            $   1.86   $   1.78   $   1.50   $   1.00
Accumulation unit value at end of period                                                  $   2.22   $   1.86   $   1.78   $   1.50
Number of accumulation units outstanding at end of period (000 omitted)                          3          3          3         --
-----------------------------------------------------------------------------------------------------------------------------------



8 - RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

VARIABLE ACCOUNT CHARGES OF 1.05% OF THE DAILY NET ASSETS OF THE VARIABLE
ACCOUNT.

YEAR ENDED DEC. 31,                                                                                                            2006
-----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. BASIC VALUE FUND, SERIES II SHARES (6/19/2006)
Accumulation unit value at beginning of period                                                                               $ 1.00
Accumulation unit value at end of period                                                                                     $ 1.13
Number of accumulation units outstanding at end of period (000 omitted)                                                          --
-----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES (6/19/2006)
Accumulation unit value at beginning of period                                                                               $ 1.00
Accumulation unit value at end of period                                                                                     $ 1.10
Number of accumulation units outstanding at end of period (000 omitted)                                                          --
-----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. MID CAP CORE EQUITY FUND, SERIES II SHARES (6/19/2006)
Accumulation unit value at beginning of period                                                                               $ 1.00
Accumulation unit value at end of period                                                                                     $ 1.10
Number of accumulation units outstanding at end of period (000 omitted)                                                          --
-----------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS BALANCED SHARES PORTFOLIO (CLASS B) (6/19/2006)
Accumulation unit value at beginning of period                                                                               $ 1.00
Accumulation unit value at end of period                                                                                     $ 1.12
Number of accumulation units outstanding at end of period (000 omitted)                                                          --
-----------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO (CLASS B) (6/19/2006)
Accumulation unit value at beginning of period                                                                               $ 1.00
Accumulation unit value at end of period                                                                                     $ 1.17
Number of accumulation units outstanding at end of period (000 omitted)                                                          --
-----------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS INTERNATIONAL VALUE PORTFOLIO (CLASS B) (6/19/2006)
Accumulation unit value at beginning of period                                                                               $ 1.00
Accumulation unit value at end of period                                                                                     $ 1.24
Number of accumulation units outstanding at end of period (000 omitted)                                                          75
-----------------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP INFLATION PROTECTION, CLASS II (6/19/2006)
Accumulation unit value at beginning of period                                                                               $ 1.00
Accumulation unit value at end of period                                                                                     $ 1.02
Number of accumulation units outstanding at end of period (000 omitted)                                                          --
-----------------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP INTERNATIONAL, CLASS II (6/19/2006)
Accumulation unit value at beginning of period                                                                               $ 1.00
Accumulation unit value at end of period                                                                                     $ 1.21
Number of accumulation units outstanding at end of period (000 omitted)                                                          --
-----------------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP ULTRA(R), CLASS II (6/19/2006)
Accumulation unit value at beginning of period                                                                               $ 1.00
Accumulation unit value at end of period                                                                                     $ 1.03
Number of accumulation units outstanding at end of period (000 omitted)                                                         207
-----------------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP VALUE, CLASS II (6/19/2006)
Accumulation unit value at beginning of period                                                                               $ 1.00
Accumulation unit value at end of period                                                                                     $ 1.15
Number of accumulation units outstanding at end of period (000 omitted)                                                          --
-----------------------------------------------------------------------------------------------------------------------------------
COLUMBIA HIGH YIELD FUND, VARIABLE SERIES, CLASS B (6/19/2006)
Accumulation unit value at beginning of period                                                                               $ 1.00
Accumulation unit value at end of period                                                                                     $ 1.08
Number of accumulation units outstanding at end of period (000 omitted)                                                          16
-----------------------------------------------------------------------------------------------------------------------------------
COLUMBIA SMALL CAP VALUE FUND, VARIABLE SERIES, CLASS B (6/19/2006)
Accumulation unit value at beginning of period                                                                               $ 1.00
Accumulation unit value at end of period                                                                                     $ 1.13
Number of accumulation units outstanding at end of period (000 omitted)                                                          --
-----------------------------------------------------------------------------------------------------------------------------------
DREYFUS INVESTMENT PORTFOLIOS MIDCAP STOCK PORTFOLIO, SERVICE SHARES (6/19/2006)
Accumulation unit value at beginning of period                                                                               $ 1.00
Accumulation unit value at end of period                                                                                     $ 1.06
Number of accumulation units outstanding at end of period (000 omitted)                                                          --
-----------------------------------------------------------------------------------------------------------------------------------
DREYFUS INVESTMENT PORTFOLIOS TECHNOLOGY GROWTH PORTFOLIO, SERVICE SHARES (6/19/2006)
Accumulation unit value at beginning of period                                                                               $ 1.00
Accumulation unit value at end of period                                                                                     $ 1.09
Number of accumulation units outstanding at end of period (000 omitted)                                                          42
-----------------------------------------------------------------------------------------------------------------------------------



RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2 - 9

VARIABLE ACCOUNT CHARGES OF 1.05% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)

YEAR ENDED DEC. 31,                                                                                                            2006
-----------------------------------------------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND APPRECIATION PORTFOLIO, SERVICE SHARES (6/19/2006)
Accumulation unit value at beginning of period                                                                               $ 1.00
Accumulation unit value at end of period                                                                                     $ 1.15
Number of accumulation units outstanding at end of period (000 omitted)                                                          --
-----------------------------------------------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND INTERNATIONAL VALUE PORTFOLIO, SERVICE SHARES (6/19/2006)
Accumulation unit value at beginning of period                                                                               $ 1.00
Accumulation unit value at end of period                                                                                     $ 1.16
Number of accumulation units outstanding at end of period (000 omitted)                                                          --
-----------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO SERVICE CLASS 2 (6/19/2006)
Accumulation unit value at beginning of period                                                                               $ 1.00
Accumulation unit value at end of period                                                                                     $ 1.10
Number of accumulation units outstanding at end of period (000 omitted)                                                         409
-----------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP GROWTH PORTFOLIO SERVICE CLASS 2 (6/19/2006)
Accumulation unit value at beginning of period                                                                               $ 1.00
Accumulation unit value at end of period                                                                                     $ 1.08
Number of accumulation units outstanding at end of period (000 omitted)                                                          --
-----------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP INVESTMENT GRADE BOND PORTFOLIO SERVICE CLASS 2 (6/19/2006)
Accumulation unit value at beginning of period                                                                               $ 1.00
Accumulation unit value at end of period                                                                                     $ 1.04
Number of accumulation units outstanding at end of period (000 omitted)                                                          21
-----------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2 (6/19/2006)
Accumulation unit value at beginning of period                                                                               $ 1.00
Accumulation unit value at end of period                                                                                     $ 1.09
Number of accumulation units outstanding at end of period (000 omitted)                                                          68
-----------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP OVERSEAS PORTFOLIO SERVICE CLASS 2 (6/19/2006)
Accumulation unit value at beginning of period                                                                               $ 1.00
Accumulation unit value at end of period                                                                                     $ 1.17
Number of accumulation units outstanding at end of period (000 omitted)                                                          21
-----------------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN INCOME SECURITIES FUND - CLASS 2 (6/19/2006)
Accumulation unit value at beginning of period                                                                               $ 1.00
Accumulation unit value at end of period                                                                                     $ 1.12
Number of accumulation units outstanding at end of period (000 omitted)                                                          --
-----------------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN RISING DIVIDENDS SECURITIES FUND - CLASS 2 (6/19/2006)
Accumulation unit value at beginning of period                                                                               $ 1.00
Accumulation unit value at end of period                                                                                     $ 1.13
Number of accumulation units outstanding at end of period (000 omitted)                                                          --
-----------------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL-MID CAP GROWTH SECURITIES FUND - CLASS 2 (6/19/2006)
Accumulation unit value at beginning of period                                                                               $ 1.00
Accumulation unit value at end of period                                                                                     $ 1.10
Number of accumulation units outstanding at end of period (000 omitted)                                                          --
-----------------------------------------------------------------------------------------------------------------------------------
FTVIPT MUTUAL SHARES SECURITIES FUND - CLASS 2 (6/19/2006)
Accumulation unit value at beginning of period                                                                               $ 1.00
Accumulation unit value at end of period                                                                                     $ 1.14
Number of accumulation units outstanding at end of period (000 omitted)                                                         131
-----------------------------------------------------------------------------------------------------------------------------------
FTVIPT TEMPLETON GLOBAL INCOME SECURITIES FUND - CLASS 2 (6/19/2006)
Accumulation unit value at beginning of period                                                                               $ 1.00
Accumulation unit value at end of period                                                                                     $ 1.07
Number of accumulation units outstanding at end of period (000 omitted)                                                          94
-----------------------------------------------------------------------------------------------------------------------------------
FTVIPT TEMPLETON GROWTH SECURITIES FUND - CLASS 2 (6/19/2006)
Accumulation unit value at beginning of period                                                                               $ 1.00
Accumulation unit value at end of period                                                                                     $ 1.18
Number of accumulation units outstanding at end of period (000 omitted)                                                          --
-----------------------------------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT MID CAP VALUE FUND - INSTITUTIONAL SHARES (6/19/2006)
Accumulation unit value at beginning of period                                                                               $ 1.00
Accumulation unit value at end of period                                                                                     $ 1.14
Number of accumulation units outstanding at end of period (000 omitted)                                                         130
-----------------------------------------------------------------------------------------------------------------------------------



10 - RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

VARIABLE ACCOUNT CHARGES OF 1.05% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)

YEAR ENDED DEC. 31,                                                                                                            2006
-----------------------------------------------------------------------------------------------------------------------------------
MFS(R) INVESTORS GROWTH STOCK SERIES - SERVICE CLASS (6/19/2006)
Accumulation unit value at beginning of period                                                                               $ 1.00
Accumulation unit value at end of period                                                                                     $ 1.10
Number of accumulation units outstanding at end of period (000 omitted)                                                          --
-----------------------------------------------------------------------------------------------------------------------------------
MFS(R) NEW DISCOVERY SERIES - SERVICE CLASS (6/19/2006)
Accumulation unit value at beginning of period                                                                               $ 1.00
Accumulation unit value at end of period                                                                                     $ 1.14
Number of accumulation units outstanding at end of period (000 omitted)                                                          --
-----------------------------------------------------------------------------------------------------------------------------------
MFS(R) TOTAL RETURN SERIES - SERVICE CLASS (6/19/2006)
Accumulation unit value at beginning of period                                                                               $ 1.00
Accumulation unit value at end of period                                                                                     $ 1.11
Number of accumulation units outstanding at end of period (000 omitted)                                                          --
-----------------------------------------------------------------------------------------------------------------------------------
MFS(R) UTILITIES SERIES - SERVICE CLASS (6/19/2006)
Accumulation unit value at beginning of period                                                                               $ 1.00
Accumulation unit value at end of period                                                                                     $ 1.23
Number of accumulation units outstanding at end of period (000 omitted)                                                          --
-----------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER CAPITAL APPRECIATION FUND/VA, SERVICE SHARES (6/19/2006)
Accumulation unit value at beginning of period                                                                               $ 1.00
Accumulation unit value at end of period                                                                                     $ 1.10
Number of accumulation units outstanding at end of period (000 omitted)                                                          --
-----------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES (6/19/2006)
Accumulation unit value at beginning of period                                                                               $ 1.00
Accumulation unit value at end of period                                                                                     $ 1.17
Number of accumulation units outstanding at end of period (000 omitted)                                                          --
-----------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL CAP FUND/VA, SERVICE SHARES (6/19/2006)
Accumulation unit value at beginning of period                                                                               $ 1.00
Accumulation unit value at end of period                                                                                     $ 1.10
Number of accumulation units outstanding at end of period (000 omitted)                                                          --
-----------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER STRATEGIC BOND FUND/VA, SERVICE SHARES (6/19/2006)
Accumulation unit value at beginning of period                                                                               $ 1.00
Accumulation unit value at end of period                                                                                     $ 1.07
Number of accumulation units outstanding at end of period (000 omitted)                                                         134
-----------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT HEALTH SCIENCES FUND - CLASS IB SHARES (6/19/2006)
Accumulation unit value at beginning of period                                                                               $ 1.00
Accumulation unit value at end of period                                                                                     $ 1.07
Number of accumulation units outstanding at end of period (000 omitted)                                                          --
-----------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT INTERNATIONAL EQUITY FUND - CLASS IB SHARES (6/19/2006)
Accumulation unit value at beginning of period                                                                               $ 1.00
Accumulation unit value at end of period                                                                                     $ 1.21
Number of accumulation units outstanding at end of period (000 omitted)                                                          --
-----------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT SMALL CAP VALUE FUND - CLASS IB SHARES (6/19/2006)
Accumulation unit value at beginning of period                                                                               $ 1.00
Accumulation unit value at end of period                                                                                     $ 1.13
Number of accumulation units outstanding at end of period (000 omitted)                                                          98
-----------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT VISTA FUND - CLASS IB SHARES (6/19/2006)
Accumulation unit value at beginning of period                                                                               $ 1.00
Accumulation unit value at end of period                                                                                     $ 1.07
Number of accumulation units outstanding at end of period (000 omitted)                                                          --
-----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - CASH MANAGEMENT FUND (6/19/2006)
Accumulation unit value at beginning of period                                                                               $ 1.00
Accumulation unit value at end of period                                                                                     $ 1.02
Number of accumulation units outstanding at end of period (000 omitted)                                                           1
-----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (6/19/2006)
Accumulation unit value at beginning of period                                                                               $ 1.00
Accumulation unit value at end of period                                                                                     $ 1.04
Number of accumulation units outstanding at end of period (000 omitted)                                                         195
-----------------------------------------------------------------------------------------------------------------------------------



RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2 - 11

VARIABLE ACCOUNT CHARGES OF 1.05% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)

YEAR ENDED DEC. 31,                                                                                                            2006
-----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (6/19/2006)
Accumulation unit value at beginning of period                                                                               $ 1.00
Accumulation unit value at end of period                                                                                     $ 1.13
Number of accumulation units outstanding at end of period (000 omitted)                                                         205
-----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - EMERGING MARKETS FUND (6/19/2006)
Accumulation unit value at beginning of period                                                                               $ 1.00
Accumulation unit value at end of period                                                                                     $ 1.34
Number of accumulation units outstanding at end of period (000 omitted)                                                          66
-----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - GLOBAL INFLATION PROTECTED SECURITIES FUND (6/19/2006)
Accumulation unit value at beginning of period                                                                               $ 1.00
Accumulation unit value at end of period                                                                                     $ 1.02
Number of accumulation units outstanding at end of period (000 omitted)                                                         164
-----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - GROWTH FUND (6/19/2006)
Accumulation unit value at beginning of period                                                                               $ 1.00
Accumulation unit value at end of period                                                                                     $ 1.12
Number of accumulation units outstanding at end of period (000 omitted)                                                          --
-----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - HIGH YIELD BOND FUND (6/19/2006)
Accumulation unit value at beginning of period                                                                               $ 1.00
Accumulation unit value at end of period                                                                                     $ 1.07
Number of accumulation units outstanding at end of period (000 omitted)                                                           4
-----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - INCOME OPPORTUNITIES FUND (6/19/2006)
Accumulation unit value at beginning of period                                                                               $ 1.00
Accumulation unit value at end of period                                                                                     $ 1.06
Number of accumulation units outstanding at end of period (000 omitted)                                                          81
-----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - INTERNATIONAL OPPORTUNITY FUND (6/19/2006)
Accumulation unit value at beginning of period                                                                               $ 1.00
Accumulation unit value at end of period                                                                                     $ 1.18
Number of accumulation units outstanding at end of period (000 omitted)                                                          --
-----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - LARGE CAP EQUITY FUND (6/19/2006)
Accumulation unit value at beginning of period                                                                               $ 1.00
Accumulation unit value at end of period                                                                                     $ 1.14
Number of accumulation units outstanding at end of period (000 omitted)                                                          --
-----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - LARGE CAP VALUE FUND (6/19/2006)
Accumulation unit value at beginning of period                                                                               $ 1.00
Accumulation unit value at end of period                                                                                     $ 1.15
Number of accumulation units outstanding at end of period (000 omitted)                                                          --
-----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - MID CAP GROWTH FUND (6/19/2006)
Accumulation unit value at beginning of period                                                                               $ 1.00
Accumulation unit value at end of period                                                                                     $ 1.05
Number of accumulation units outstanding at end of period (000 omitted)                                                          --
-----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - S&P 500 INDEX FUND (6/19/2006)
Accumulation unit value at beginning of period                                                                               $ 1.00
Accumulation unit value at end of period                                                                                     $ 1.14
Number of accumulation units outstanding at end of period (000 omitted)                                                          --
-----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - SELECT VALUE FUND (6/19/2006)
Accumulation unit value at beginning of period                                                                               $ 1.00
Accumulation unit value at end of period                                                                                     $ 1.10
Number of accumulation units outstanding at end of period (000 omitted)                                                          --
-----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND (6/19/2006)
Accumulation unit value at beginning of period                                                                               $ 1.00
Accumulation unit value at end of period                                                                                     $ 1.03
Number of accumulation units outstanding at end of period (000 omitted)                                                           5
-----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - SMALL CAP VALUE FUND (6/19/2006)
Accumulation unit value at beginning of period                                                                               $ 1.00
Accumulation unit value at end of period                                                                                     $ 1.12
Number of accumulation units outstanding at end of period (000 omitted)                                                          --
-----------------------------------------------------------------------------------------------------------------------------------



12 - RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

VARIABLE ACCOUNT CHARGES OF 1.05% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)

YEAR ENDED DEC. 31,                                                                                                            2006
-----------------------------------------------------------------------------------------------------------------------------------
VAN KAMPEN LIFE INVESTMENT TRUST COMSTOCK PORTFOLIO, CLASS II SHARES (6/19/2006)
Accumulation unit value at beginning of period                                                                               $ 1.00
Accumulation unit value at end of period                                                                                     $ 1.13
Number of accumulation units outstanding at end of period (000 omitted)                                                         201
-----------------------------------------------------------------------------------------------------------------------------------
VAN KAMPEN UIF U.S. REAL ESTATE PORTFOLIO, CLASS II SHARES (6/19/2006)
Accumulation unit value at beginning of period                                                                               $ 1.00
Accumulation unit value at end of period                                                                                     $ 1.23
Number of accumulation units outstanding at end of period (000 omitted)                                                           1
-----------------------------------------------------------------------------------------------------------------------------------
WANGER INTERNATIONAL SMALL CAP (6/19/2006)
Accumulation unit value at beginning of period                                                                               $ 1.00
Accumulation unit value at end of period                                                                                     $ 1.23
Number of accumulation units outstanding at end of period (000 omitted)                                                          86
-----------------------------------------------------------------------------------------------------------------------------------
WANGER U.S. SMALLER COMPANIES (6/19/2006)
Accumulation unit value at beginning of period                                                                               $ 1.00
Accumulation unit value at end of period                                                                                     $ 1.08
Number of accumulation units outstanding at end of period (000 omitted)                                                          23
-----------------------------------------------------------------------------------------------------------------------------------



RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2 - 13

VARIABLE ACCOUNT CHARGES OF 1.10% OF THE DAILY NET ASSETS OF THE VARIABLE
ACCOUNT.

YEAR ENDED DEC. 31,                                                                               2006      2005      2004      2003
------------------------------------------------------------------------------------------------------------------------------------
AIM V.I. BASIC VALUE FUND, SERIES II SHARES (3/17/2003)
Accumulation unit value at beginning of period                                                 $  1.66   $  1.59   $  1.45   $  1.00
Accumulation unit value at end of period                                                       $  1.86   $  1.66   $  1.59   $  1.45
Number of accumulation units outstanding at end of period (000 omitted)                             83        83        55        10
------------------------------------------------------------------------------------------------------------------------------------
AIM V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES (3/17/2003)
Accumulation unit value at beginning of period                                                 $  1.74   $  1.61   $  1.41   $  1.00
Accumulation unit value at end of period                                                       $  2.00   $  1.74   $  1.61   $  1.41
Number of accumulation units outstanding at end of period (000 omitted)                             33        34        21         6
------------------------------------------------------------------------------------------------------------------------------------
AIM V.I. CORE EQUITY FUND, SERIES II SHARES (4/28/2006)
Accumulation unit value at beginning of period                                                 $  1.00       --         --        --
Accumulation unit value at end of period                                                       $  1.08       --         --        --
Number of accumulation units outstanding at end of period (000 omitted)                              7       --         --        --
------------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS BALANCED SHARES PORTFOLIO (CLASS B) (3/17/2003)
Accumulation unit value at beginning of period                                                 $  1.29   $  1.26   $  1.17   $  1.00
Accumulation unit value at end of period                                                       $  1.43   $  1.29   $  1.26   $  1.17
Number of accumulation units outstanding at end of period (000 omitted)                             50        50        49        33
------------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GLOBAL TECHNOLOGY PORTFOLIO (CLASS B) (3/17/2003)
Accumulation unit value at beginning of period                                                 $  1.50   $  1.47   $  1.41   $  1.00
Accumulation unit value at end of period                                                       $  1.61   $  1.50   $  1.47   $  1.41
Number of accumulation units outstanding at end of period (000 omitted)                             87        87        72        --
------------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO (CLASS B) (3/17/2003)
Accumulation unit value at beginning of period                                                 $  1.55   $  1.50   $  1.37   $  1.00
Accumulation unit value at end of period                                                       $  1.80   $  1.55   $  1.50   $  1.37
Number of accumulation units outstanding at end of period (000 omitted)                            194       210       216       147
------------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS LARGE CAP GROWTH PORTFOLIO (CLASS B) (3/17/2003)
Accumulation unit value at beginning of period                                                 $  1.56   $  1.37   $  1.28   $  1.00
Accumulation unit value at end of period                                                       $  1.53   $  1.56   $  1.37   $  1.28
Number of accumulation units outstanding at end of period (000 omitted)                             25        24        25         6
------------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO SERVICE CLASS 2 (3/17/2003)
Accumulation unit value at beginning of period                                                 $  1.75   $  1.52   $  1.33   $  1.00
Accumulation unit value at end of period                                                       $  1.93   $  1.75   $  1.52   $  1.33
Number of accumulation units outstanding at end of period (000 omitted)                          1,239     1,247     1,212       331
------------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP GROWTH PORTFOLIO SERVICE CLASS 2 (3/17/2003)
Accumulation unit value at beginning of period                                                 $  1.47   $  1.41   $  1.39   $  1.00
Accumulation unit value at end of period                                                       $  1.55   $  1.47   $  1.41   $  1.39
Number of accumulation units outstanding at end of period (000 omitted)                             87        85        58         9
------------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2 (3/17/2003)
Accumulation unit value at beginning of period                                                 $  2.13   $  1.82   $  1.48   $  1.00
Accumulation unit value at end of period                                                       $  2.37   $  2.13   $  1.82   $  1.48
Number of accumulation units outstanding at end of period (000 omitted)                            393       385       393        58
------------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP OVERSEAS PORTFOLIO SERVICE CLASS 2 (3/17/2003)
Accumulation unit value at beginning of period                                                 $  2.07   $  1.76   $  1.57   $  1.00
Accumulation unit value at end of period                                                       $  2.41   $  2.07   $  1.76   $  1.57
Number of accumulation units outstanding at end of period (000 omitted)                             92        93        96        14
------------------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN GLOBAL REAL ESTATE SECURITIES FUND - CLASS 2 (3/17/2003)
(PREVIOUSLY FTVIPT FRANKLIN REAL ESTATE FUND - CLASS 2)
Accumulation unit value at beginning of period                                                 $  1.98   $  1.76   $  1.35   $  1.00
Accumulation unit value at end of period                                                       $  2.36   $  1.98   $  1.76   $  1.35
Number of accumulation units outstanding at end of period (000 omitted)                             52        54        46        --
------------------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL CAP VALUE SECURITIES FUND - CLASS 2 (3/17/2003)
Accumulation unit value at beginning of period                                                 $  1.95   $  1.81   $  1.48   $  1.00
Accumulation unit value at end of period                                                       $  2.26   $  1.95   $  1.81   $  1.48
Number of accumulation units outstanding at end of period (000 omitted)                             97        90        91        25
------------------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL-MID CAP GROWTH SECURITIES FUND - CLASS 2 (3/17/2003)
Accumulation unit value at beginning of period                                                 $  1.68   $  1.62   $  1.47   $  1.00
Accumulation unit value at end of period                                                       $  1.80   $  1.68   $  1.62   $  1.47
Number of accumulation units outstanding at end of period (000 omitted)                             73        68        65        28
------------------------------------------------------------------------------------------------------------------------------------



14 - RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

VARIABLE ACCOUNT CHARGES OF 1.10% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)

YEAR ENDED DEC. 31,                                                                               2006      2005      2004      2003
------------------------------------------------------------------------------------------------------------------------------------
FTVIPT MUTUAL SHARES SECURITIES FUND - CLASS 2 (3/17/2003)
Accumulation unit value at beginning of period                                                 $  1.56   $  1.42   $  1.28   $  1.00
Accumulation unit value at end of period                                                       $  1.82   $  1.56   $  1.42   $  1.28
Number of accumulation units outstanding at end of period (000 omitted)                            618       644       640       260
------------------------------------------------------------------------------------------------------------------------------------
FTVIPT TEMPLETON FOREIGN SECURITIES FUND - CLASS 2 (3/17/2003)
Accumulation unit value at beginning of period                                                 $  1.83   $  1.68   $  1.43   $  1.00
Accumulation unit value at end of period                                                       $  2.19   $  1.83   $  1.68   $  1.43
Number of accumulation units outstanding at end of period (000 omitted)                             68        74        56         9
------------------------------------------------------------------------------------------------------------------------------------
MFS(R) INVESTORS GROWTH STOCK SERIES - SERVICE CLASS (3/17/2003)
Accumulation unit value at beginning of period                                                 $  1.40   $  1.35   $  1.26   $  1.00
Accumulation unit value at end of period                                                       $  1.48   $  1.40   $  1.35   $  1.26
Number of accumulation units outstanding at end of period (000 omitted)                            127       130       137        55
------------------------------------------------------------------------------------------------------------------------------------
MFS(R) NEW DISCOVERY SERIES - SERVICE CLASS (3/17/2003)
Accumulation unit value at beginning of period                                                 $  1.53   $  1.48   $  1.41   $  1.00
Accumulation unit value at end of period                                                       $  1.71   $  1.53   $  1.48   $  1.41
Number of accumulation units outstanding at end of period (000 omitted)                             63        66        67        20
------------------------------------------------------------------------------------------------------------------------------------
MFS(R) TOTAL RETURN SERIES - SERVICE CLASS (3/17/2003)
Accumulation unit value at beginning of period                                                 $  1.31   $  1.29   $  1.17   $  1.00
Accumulation unit value at end of period                                                       $  1.45   $  1.31   $  1.29   $  1.17
Number of accumulation units outstanding at end of period (000 omitted)                            834       860       841       397
------------------------------------------------------------------------------------------------------------------------------------
MFS(R) UTILITIES SERIES - SERVICE CLASS (3/17/2003)
Accumulation unit value at beginning of period                                                 $  1.97   $  1.71   $  1.33   $  1.00
Accumulation unit value at end of period                                                       $  2.56   $  1.97   $  1.71   $  1.33
Number of accumulation units outstanding at end of period (000 omitted)                             36        40        45        42
------------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER CAPITAL APPRECIATION FUND/VA, SERVICE SHARES (3/17/2003)
Accumulation unit value at beginning of period                                                 $  1.49   $  1.43   $  1.36   $  1.00
Accumulation unit value at end of period                                                       $  1.58   $  1.49   $  1.43   $  1.36
Number of accumulation units outstanding at end of period (000 omitted)                            441       466       438       125
------------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES (3/17/2003)
Accumulation unit value at beginning of period                                                 $  2.05   $  1.82   $  1.55   $  1.00
Accumulation unit value at end of period                                                       $  2.38   $  2.05   $  1.82   $  1.55
Number of accumulation units outstanding at end of period (000 omitted)                             98        94        84        19
------------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER HIGH INCOME FUND/VA, SERVICE SHARES (3/17/2003)
Accumulation unit value at beginning of period                                                 $  1.28   $  1.27   $  1.18   $  1.00
Accumulation unit value at end of period                                                       $  1.38   $  1.28   $  1.27   $  1.18
Number of accumulation units outstanding at end of period (000 omitted)                             67        70        62         6
------------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL CAP FUND/VA, SERVICE SHARES (3/17/2003)
Accumulation unit value at beginning of period                                                 $  1.96   $  1.81   $  1.53   $  1.00
Accumulation unit value at end of period                                                       $  2.22   $  1.96   $  1.81   $  1.53
Number of accumulation units outstanding at end of period (000 omitted)                            335       349       321        27
------------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER STRATEGIC BOND FUND/VA, SERVICE SHARES (3/17/2003)
Accumulation unit value at beginning of period                                                 $  1.23   $  1.21   $  1.13   $  1.00
Accumulation unit value at end of period                                                       $  1.30   $  1.23   $  1.21   $  1.13
Number of accumulation units outstanding at end of period (000 omitted)                            888       904       868       200
------------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT GROWTH AND INCOME FUND - CLASS IB SHARES (3/17/2003)
Accumulation unit value at beginning of period                                                 $  1.53   $  1.47   $  1.34   $  1.00
Accumulation unit value at end of period                                                       $  1.76   $  1.53   $  1.47   $  1.34
Number of accumulation units outstanding at end of period (000 omitted)                             20        20        21         2
------------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT INTERNATIONAL EQUITY FUND - CLASS IB SHARES (3/17/2003)
Accumulation unit value at beginning of period                                                 $  1.78   $  1.60   $  1.39   $  1.00
Accumulation unit value at end of period                                                       $  2.25   $  1.78   $  1.60   $  1.39
Number of accumulation units outstanding at end of period (000 omitted)                              5         6         4         1
------------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT RESEARCH FUND - CLASS IB SHARES (3/17/2003)
Accumulation unit value at beginning of period                                                 $  1.47   $  1.42   $  1.33   $  1.00
Accumulation unit value at end of period                                                       $  1.62   $  1.47   $  1.42   $  1.33
Number of accumulation units outstanding at end of period (000 omitted)                             --        --        --        --
------------------------------------------------------------------------------------------------------------------------------------



RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2 - 15

VARIABLE ACCOUNT CHARGES OF 1.10% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)

YEAR ENDED DEC. 31,                                                                               2006      2005      2004      2003
------------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT VISTA FUND - CLASS IB SHARES (3/17/2003)
Accumulation unit value at beginning of period                                                 $  1.78   $  1.61   $  1.37   $  1.00
Accumulation unit value at end of period                                                       $  1.86   $  1.78   $  1.61   $  1.37
Number of accumulation units outstanding at end of period (000 omitted)                              2         2         2         1
------------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - CASH MANAGEMENT FUND (3/17/2003)
Accumulation unit value at beginning of period                                                 $  1.00   $  0.99   $  0.99   $  1.00
Accumulation unit value at end of period                                                       $  1.04   $  1.00   $  0.99   $  0.99
Number of accumulation units outstanding at end of period (000 omitted)                             49        52        54        --
------------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (3/17/2003)
Accumulation unit value at beginning of period                                                 $  1.06   $  1.05   $  1.01   $  1.00
Accumulation unit value at end of period                                                       $  1.09   $  1.06   $  1.05   $  1.01
Number of accumulation units outstanding at end of period (000 omitted)                            216       224       223       160
------------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (3/17/2003)
Accumulation unit value at beginning of period                                                 $  2.00   $  1.78   $  1.52   $  1.00
Accumulation unit value at end of period                                                       $  2.36   $  2.00   $  1.78   $  1.52
Number of accumulation units outstanding at end of period (000 omitted)                             66        61        60         2
------------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - GROWTH FUND (3/17/2003)
Accumulation unit value at beginning of period                                                 $  1.44   $  1.34   $  1.25   $  1.00
Accumulation unit value at end of period                                                       $  1.58   $  1.44   $  1.34   $  1.25
Number of accumulation units outstanding at end of period (000 omitted)                             34        35        20        --
------------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - LARGE CAP EQUITY FUND (3/17/2006)
Accumulation unit value at beginning of period                                                 $  1.00        --        --        --
Accumulation unit value at end of period                                                       $  1.08        --        --        --
Number of accumulation units outstanding at end of period (000 omitted)                             --        --        --        --
------------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - S&P 500 INDEX FUND (3/17/2003)
Accumulation unit value at beginning of period                                                 $  1.50   $  1.45   $  1.33   $  1.00
Accumulation unit value at end of period                                                       $  1.71   $  1.50   $  1.45   $  1.33
Number of accumulation units outstanding at end of period (000 omitted)                            410       467       506       159
------------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND (3/17/2003)
Accumulation unit value at beginning of period                                                 $  1.00   $  0.99   $  1.00   $  1.00
Accumulation unit value at end of period                                                       $  1.03   $  1.00   $  0.99   $  1.00
Number of accumulation units outstanding at end of period (000 omitted)                            354       378       382       136
------------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - SMALL CAP VALUE FUND (3/17/2003)
Accumulation unit value at beginning of period                                                 $  1.86   $  1.78   $  1.50   $  1.00
Accumulation unit value at end of period                                                       $  2.21   $  1.86   $  1.78   $  1.50
Number of accumulation units outstanding at end of period (000 omitted)                              5         5         2        --
------------------------------------------------------------------------------------------------------------------------------------



16 - RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

VARIABLE ACCOUNT CHARGES OF 1.15% OF THE DAILY NET ASSETS OF THE VARIABLE
ACCOUNT.

YEAR ENDED DEC. 31,                                                                                         2006      2005      2004
------------------------------------------------------------------------------------------------------------------------------------
AIM V.I. BASIC VALUE FUND, SERIES II SHARES (11/15/2004)
Accumulation unit value at beginning of period                                                           $  1.07   $  1.03   $  1.00
Accumulation unit value at end of period                                                                 $  1.20   $  1.07   $  1.03
Number of accumulation units outstanding at end of period (000 omitted)                                       77        76         6
------------------------------------------------------------------------------------------------------------------------------------
AIM V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES (11/15/2004)
Accumulation unit value at beginning of period                                                           $  1.13   $  1.05   $  1.00
Accumulation unit value at end of period                                                                 $  1.30   $  1.13   $  1.05
Number of accumulation units outstanding at end of period (000 omitted)                                       --        --        --
------------------------------------------------------------------------------------------------------------------------------------
AIM V.I. MID CAP CORE EQUITY FUND, SERIES II SHARES (11/15/2004)
Accumulation unit value at beginning of period                                                           $  1.09   $  1.03   $  1.00
Accumulation unit value at end of period                                                                 $  1.19   $  1.09   $  1.03
Number of accumulation units outstanding at end of period (000 omitted)                                       18        18         2
------------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS BALANCED SHARES PORTFOLIO (CLASS B) (11/15/2004)
Accumulation unit value at beginning of period                                                           $  1.05   $  1.02   $  1.00
Accumulation unit value at end of period                                                                 $  1.15   $  1.05   $  1.02
Number of accumulation units outstanding at end of period (000 omitted)                                       10        15        --
------------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO (CLASS B) (11/15/2004)
Accumulation unit value at beginning of period                                                           $  1.07   $  1.03   $  1.00
Accumulation unit value at end of period                                                                 $  1.24   $  1.07   $  1.03
Number of accumulation units outstanding at end of period (000 omitted)                                       --        --        --
------------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS INTERNATIONAL VALUE PORTFOLIO (CLASS B) (11/15/2004)
Accumulation unit value at beginning of period                                                           $  1.22   $  1.05   $  1.00
Accumulation unit value at end of period                                                                 $  1.62   $  1.22   $  1.05
Number of accumulation units outstanding at end of period (000 omitted)                                      198       126         3
------------------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP INFLATION PROTECTION, CLASS II (11/15/2004)
Accumulation unit value at beginning of period                                                           $  1.01   $  1.01   $  1.00
Accumulation unit value at end of period                                                                 $  1.02   $  1.01   $  1.01
Number of accumulation units outstanding at end of period (000 omitted)                                      335       241         7
------------------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP INTERNATIONAL, CLASS II (11/15/2004)
Accumulation unit value at beginning of period                                                           $  1.18   $  1.06   $  1.00
Accumulation unit value at end of period                                                                 $  1.46   $  1.18   $  1.06
Number of accumulation units outstanding at end of period (000 omitted)                                       --        --        --
------------------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP ULTRA(R), CLASS II (11/15/2004)
Accumulation unit value at beginning of period                                                           $  1.04   $  1.03   $  1.00
Accumulation unit value at end of period                                                                 $  0.99   $  1.04   $  1.03
Number of accumulation units outstanding at end of period (000 omitted)                                      448       191         5
------------------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP VALUE, CLASS II (11/15/2004)
Accumulation unit value at beginning of period                                                           $  1.07   $  1.04   $  1.00
Accumulation unit value at end of period                                                                 $  1.26   $  1.07   $  1.04
Number of accumulation units outstanding at end of period (000 omitted)                                       --         3        --
------------------------------------------------------------------------------------------------------------------------------------
COLUMBIA HIGH YIELD FUND, VARIABLE SERIES, CLASS B (4/28/2006)
Accumulation unit value at beginning of period                                                           $  1.00        --        --
Accumulation unit value at end of period                                                                 $  1.07        --        --
Number of accumulation units outstanding at end of period (000 omitted)                                       83        --        --
------------------------------------------------------------------------------------------------------------------------------------
COLUMBIA SMALL CAP VALUE FUND, VARIABLE SERIES, CLASS B (11/15/2004)
Accumulation unit value at beginning of period                                                           $  1.10   $  1.06   $  1.00
Accumulation unit value at end of period                                                                 $  1.30   $  1.10   $  1.06
Number of accumulation units outstanding at end of period (000 omitted)                                       --        --        --
------------------------------------------------------------------------------------------------------------------------------------
DREYFUS INVESTMENT PORTFOLIOS MIDCAP STOCK PORTFOLIO, SERVICE SHARES (11/15/2004)
Accumulation unit value at beginning of period                                                           $  1.12   $  1.04   $  1.00
Accumulation unit value at end of period                                                                 $  1.19   $  1.12   $  1.04
Number of accumulation units outstanding at end of period (000 omitted)                                       10         9        --
------------------------------------------------------------------------------------------------------------------------------------
DREYFUS INVESTMENT PORTFOLIOS TECHNOLOGY GROWTH PORTFOLIO, SERVICE SHARES (11/15/2004)
Accumulation unit value at beginning of period                                                           $  1.05   $  1.02   $  1.00
Accumulation unit value at end of period                                                                 $  1.08   $  1.05   $  1.02
Number of accumulation units outstanding at end of period (000 omitted)                                       96        46         1
------------------------------------------------------------------------------------------------------------------------------------



RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2 - 17

VARIABLE ACCOUNT CHARGES OF 1.15% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)

YEAR ENDED DEC. 31,                                                                                     2006        2005        2004
------------------------------------------------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND APPRECIATION PORTFOLIO, SERVICE SHARES (11/15/2004)
Accumulation unit value at beginning of period                                                       $  1.05     $  1.02     $  1.00
Accumulation unit value at end of period                                                             $  1.21     $  1.05     $  1.02
Number of accumulation units outstanding at end of period (000 omitted)                                   --          --          --
------------------------------------------------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND INTERNATIONAL VALUE PORTFOLIO, SERVICE SHARES (11/15/2004)
Accumulation unit value at beginning of period                                                       $  1.16     $  1.05     $  1.00
Accumulation unit value at end of period                                                             $  1.40     $  1.16     $  1.05
Number of accumulation units outstanding at end of period (000 omitted)                                   --          --          --
------------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO SERVICE CLASS 2 (11/15/2004)
Accumulation unit value at beginning of period                                                       $  1.19     $  1.03     $  1.00
Accumulation unit value at end of period                                                             $  1.31     $  1.19     $  1.03
Number of accumulation units outstanding at end of period (000 omitted)                                  811         496           6
------------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP GROWTH PORTFOLIO SERVICE CLASS 2 (11/15/2004)
Accumulation unit value at beginning of period                                                       $  1.06     $  1.02     $  1.00
Accumulation unit value at end of period                                                             $  1.12     $  1.06     $  1.02
Number of accumulation units outstanding at end of period (000 omitted)                                   --           3          --
------------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP INVESTMENT GRADE BOND PORTFOLIO SERVICE CLASS 2 (11/15/2004)
Accumulation unit value at beginning of period                                                       $  1.01     $  1.00     $  1.00
Accumulation unit value at end of period                                                             $  1.04     $  1.01     $  1.00
Number of accumulation units outstanding at end of period (000 omitted)                                  289         206           3
------------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2 (11/15/2004)
Accumulation unit value at beginning of period                                                       $  1.23     $  1.05     $  1.00
Accumulation unit value at end of period                                                             $  1.37     $  1.23     $  1.05
Number of accumulation units outstanding at end of period (000 omitted)                                  109          43          --
------------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP OVERSEAS PORTFOLIO SERVICE CLASS 2 (11/15/2004)
Accumulation unit value at beginning of period                                                       $  1.23     $  1.05     $  1.00
Accumulation unit value at end of period                                                             $  1.44     $  1.23     $  1.05
Number of accumulation units outstanding at end of period (000 omitted)                                   34          33           3
------------------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN INCOME SECURITIES FUND - CLASS 2 (11/15/2004)
Accumulation unit value at beginning of period                                                       $  1.04     $  1.03     $  1.00
Accumulation unit value at end of period                                                             $  1.21     $  1.04     $  1.03
Number of accumulation units outstanding at end of period (000 omitted)                                   --          --          --
------------------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN RISING DIVIDENDS SECURITIES FUND - CLASS 2 (11/15/2004)
Accumulation unit value at beginning of period                                                       $  1.05     $  1.03     $  1.00
Accumulation unit value at end of period                                                             $  1.22     $  1.05     $  1.03
Number of accumulation units outstanding at end of period (000 omitted)                                   --           3          --
------------------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL-MID CAP GROWTH SECURITIES FUND - CLASS 2 (11/15/2004)
Accumulation unit value at beginning of period                                                       $  1.06     $  1.03     $  1.00
Accumulation unit value at end of period                                                             $  1.14     $  1.06     $  1.03
Number of accumulation units outstanding at end of period (000 omitted)                                   --           8          --
------------------------------------------------------------------------------------------------------------------------------------
FTVIPT MUTUAL SHARES SECURITIES FUND - CLASS 2 (11/15/2004)
Accumulation unit value at beginning of period                                                       $  1.14     $  1.04     $  1.00
Accumulation unit value at end of period                                                             $  1.33     $  1.14     $  1.04
Number of accumulation units outstanding at end of period (000 omitted)                                   25          --          --
------------------------------------------------------------------------------------------------------------------------------------
FTVIPT TEMPLETON GLOBAL INCOME SECURITIES FUND - CLASS 2 (11/15/2004)
Accumulation unit value at beginning of period                                                       $  1.00     $  1.05     $  1.00
Accumulation unit value at end of period                                                             $  1.12     $  1.00     $  1.05
Number of accumulation units outstanding at end of period (000 omitted)                                  139          82           2
------------------------------------------------------------------------------------------------------------------------------------
FTVIPT TEMPLETON GROWTH SECURITIES FUND - CLASS 2 (11/15/2004)
Accumulation unit value at beginning of period                                                       $  1.12     $  1.04     $  1.00
Accumulation unit value at end of period                                                             $  1.35     $  1.12     $  1.04
Number of accumulation units outstanding at end of period (000 omitted)                                   --          --          --
------------------------------------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT MID CAP VALUE FUND - INSTITUTIONAL SHARES (11/15/2004)
Accumulation unit value at beginning of period                                                       $  1.17     $  1.05     $  1.00
Accumulation unit value at end of period                                                             $  1.34     $  1.17     $  1.05
Number of accumulation units outstanding at end of period (000 omitted)                                  193         105           3
------------------------------------------------------------------------------------------------------------------------------------



18 - RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

VARIABLE ACCOUNT CHARGES OF 1.15% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)

YEAR ENDED DEC. 31,                                                                                     2006        2005        2004
------------------------------------------------------------------------------------------------------------------------------------
MFS(R) INVESTORS GROWTH STOCK SERIES - SERVICE CLASS (11/15/2004)
Accumulation unit value at beginning of period                                                       $  1.07     $  1.03    $   1.00
Accumulation unit value at end of period                                                             $  1.13     $  1.07    $   1.03
Number of accumulation units outstanding at end of period (000 omitted)                                   --          --          --
------------------------------------------------------------------------------------------------------------------------------------
MFS(R) NEW DISCOVERY SERIES - SERVICE CLASS (11/15/2004)
Accumulation unit value at beginning of period                                                       $  1.08     $  1.04    $   1.00
Accumulation unit value at end of period                                                             $  1.21     $  1.08    $   1.04
Number of accumulation units outstanding at end of period (000 omitted)                                    9          --          --
------------------------------------------------------------------------------------------------------------------------------------
MFS(R) TOTAL RETURN SERIES - SERVICE CLASS (11/15/2004)
Accumulation unit value at beginning of period                                                       $  1.04     $  1.02    $   1.00
Accumulation unit value at end of period                                                             $  1.15     $  1.04    $   1.02
Number of accumulation units outstanding at end of period (000 omitted)                                    5           5          --
------------------------------------------------------------------------------------------------------------------------------------
MFS(R) UTILITIES SERIES - SERVICE CLASS (11/15/2004)
Accumulation unit value at beginning of period                                                       $  1.22     $  1.06    $   1.00
Accumulation unit value at end of period                                                             $  1.58     $  1.22    $   1.06
Number of accumulation units outstanding at end of period (000 omitted)                                   --          --          --
------------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER CAPITAL APPRECIATION FUND/VA, SERVICE SHARES (11/15/2004)
Accumulation unit value at beginning of period                                                       $  1.06     $  1.02    $   1.00
Accumulation unit value at end of period                                                             $  1.13     $  1.06    $   1.02
Number of accumulation units outstanding at end of period (000 omitted)                                  244         139           4
------------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES (11/15/2004)
Accumulation unit value at beginning of period                                                       $  1.21     $  1.07    $   1.00
Accumulation unit value at end of period                                                             $  1.40     $  1.21    $   1.07
Number of accumulation units outstanding at end of period (000 omitted)                                   --          --          --
------------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL CAP FUND/VA, SERVICE SHARES (11/15/2004)
Accumulation unit value at beginning of period                                                       $  1.13     $  1.05    $   1.00
Accumulation unit value at end of period                                                             $  1.29     $  1.13    $   1.05
Number of accumulation units outstanding at end of period (000 omitted)                                   62          62          --
------------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER STRATEGIC BOND FUND/VA, SERVICE SHARES (11/15/2004)
Accumulation unit value at beginning of period                                                       $  1.03     $  1.02    $   1.00
Accumulation unit value at end of period                                                             $  1.10     $  1.03    $   1.02
Number of accumulation units outstanding at end of period (000 omitted)                                  393         265           5
------------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT HEALTH SCIENCES FUND - CLASS IB SHARES (11/15/2004)
Accumulation unit value at beginning of period                                                       $  1.16     $  1.04    $   1.00
Accumulation unit value at end of period                                                             $  1.18     $  1.16    $   1.04
Number of accumulation units outstanding at end of period (000 omitted)                                   --           2          --
------------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT INTERNATIONAL EQUITY FUND - CLASS IB SHARES (11/15/2004)
Accumulation unit value at beginning of period                                                       $  1.17     $  1.06    $   1.00
Accumulation unit value at end of period                                                             $  1.48     $  1.17    $   1.06
Number of accumulation units outstanding at end of period (000 omitted)                                   --          --          --
------------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT SMALL CAP VALUE FUND - CLASS IB SHARES (11/15/2004)
Accumulation unit value at beginning of period                                                       $  1.12     $  1.05    $   1.00
Accumulation unit value at end of period                                                             $  1.29     $  1.12    $   1.05
Number of accumulation units outstanding at end of period (000 omitted)                                   16           2          --
------------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT VISTA FUND - CLASS IB SHARES (11/15/2004)
Accumulation unit value at beginning of period                                                       $  1.17     $  1.06    $   1.00
Accumulation unit value at end of period                                                             $  1.22     $  1.17    $   1.06
Number of accumulation units outstanding at end of period (000 omitted)                                   --          --          --
------------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - CASH MANAGEMENT FUND (11/15/2004)
Accumulation unit value at beginning of period                                                       $  1.01     $  1.00    $   1.00
Accumulation unit value at end of period                                                             $  1.05     $  1.01    $   1.00
Number of accumulation units outstanding at end of period (000 omitted)                                  106         105          --
------------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (11/15/2004)
Accumulation unit value at beginning of period                                                       $  1.01     $  1.00    $   1.00
Accumulation unit value at end of period                                                             $  1.05     $  1.01    $   1.00
Number of accumulation units outstanding at end of period (000 omitted)                                   79          10          --
------------------------------------------------------------------------------------------------------------------------------------



RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2 - 19

VARIABLE ACCOUNT CHARGES OF 1.15% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)

YEAR ENDED DEC. 31,                                                                                     2006        2005        2004
------------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (11/15/2004)
Accumulation unit value at beginning of period                                                       $  1.18     $  1.05    $   1.00
Accumulation unit value at end of period                                                             $  1.39     $  1.18    $   1.05
Number of accumulation units outstanding at end of period (000 omitted)                                  426         198          --
------------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - EMERGING MARKETS FUND (11/15/2004)
Accumulation unit value at beginning of period                                                       $  1.43     $  1.08    $   1.00
Accumulation unit value at end of period                                                             $  1.89     $  1.43    $   1.08
Number of accumulation units outstanding at end of period (000 omitted)                                  130          79           2
------------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - GLOBAL INFLATION PROTECTED SECURITIES FUND (5/1/2006)
Accumulation unit value at beginning of period                                                       $  1.00          --          --
Accumulation unit value at end of period                                                             $  1.03          --          --
Number of accumulation units outstanding at end of period (000 omitted)                                   44          --          --
------------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - GROWTH FUND (11/15/2004)
Accumulation unit value at beginning of period                                                       $  1.11     $  1.03    $   1.00
Accumulation unit value at end of period                                                             $  1.22     $  1.11    $   1.03
Number of accumulation units outstanding at end of period (000 omitted)                                   --          --          --
------------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - HIGH YIELD BOND FUND (11/15/2004)
Accumulation unit value at beginning of period                                                       $  1.04     $  1.01    $   1.00
Accumulation unit value at end of period                                                             $  1.14     $  1.04    $   1.01
Number of accumulation units outstanding at end of period (000 omitted)                                   51          35          --
------------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - INCOME OPPORTUNITIES FUND (11/15/2004)
Accumulation unit value at beginning of period                                                       $  1.03     $  1.01    $   1.00
Accumulation unit value at end of period                                                             $  1.10     $  1.03    $   1.01
Number of accumulation units outstanding at end of period (000 omitted)                                   28          --          --
------------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - INTERNATIONAL OPPORTUNITY FUND (11/15/2004)
Accumulation unit value at beginning of period                                                       $  1.19     $  1.06    $   1.00
Accumulation unit value at end of period                                                             $  1.46     $  1.19    $   1.06
Number of accumulation units outstanding at end of period (000 omitted)                                   --          --          --
------------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - LARGE CAP EQUITY FUND (11/15/2004)
Accumulation unit value at beginning of period                                                       $  1.08     $  1.03    $   1.00
Accumulation unit value at end of period                                                             $  1.23     $  1.08    $   1.03
Number of accumulation units outstanding at end of period (000 omitted)                                   87          87           9
------------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - LARGE CAP VALUE FUND (11/15/2004)
Accumulation unit value at beginning of period                                                       $  1.07     $  1.03    $   1.00
Accumulation unit value at end of period                                                             $  1.26     $  1.07    $   1.03
Number of accumulation units outstanding at end of period (000 omitted)                                   --          --          --
------------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - MID CAP GROWTH FUND (11/15/2004)
Accumulation unit value at beginning of period                                                       $  1.13     $  1.04    $   1.00
Accumulation unit value at end of period                                                             $  1.12     $  1.13    $   1.04
Number of accumulation units outstanding at end of period (000 omitted)                                   --          --          --
------------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - S&P 500 INDEX FUND (11/15/2004)
Accumulation unit value at beginning of period                                                       $  1.06     $  1.02    $   1.00
Accumulation unit value at end of period                                                             $  1.20     $  1.06    $   1.02
Number of accumulation units outstanding at end of period (000 omitted)                                   --          --          --
------------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - SELECT VALUE FUND (11/15/2004)
Accumulation unit value at beginning of period                                                       $  1.04     $  1.04    $   1.00
Accumulation unit value at end of period                                                             $  1.19     $  1.04    $   1.04
Number of accumulation units outstanding at end of period (000 omitted)                                   --          --          --
------------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND (11/15/2004)
Accumulation unit value at beginning of period                                                       $  1.01     $  1.00    $   1.00
Accumulation unit value at end of period                                                             $  1.04     $  1.01    $   1.00
Number of accumulation units outstanding at end of period (000 omitted)                                   32          25          --
------------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - SMALL CAP VALUE FUND (11/15/2004)
Accumulation unit value at beginning of period                                                       $  1.10     $  1.05    $   1.00
Accumulation unit value at end of period                                                             $  1.31     $  1.10    $   1.05
Number of accumulation units outstanding at end of period (000 omitted)                                  248         149           5
------------------------------------------------------------------------------------------------------------------------------------



20 - RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

VARIABLE ACCOUNT CHARGES OF 1.15% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)

YEAR ENDED DEC. 31,                                                                                     2006        2005        2004
------------------------------------------------------------------------------------------------------------------------------------
VAN KAMPEN LIFE INVESTMENT TRUST COMSTOCK PORTFOLIO, CLASS II SHARES (11/15/2004)
Accumulation unit value at beginning of period                                                       $  1.06     $  1.03    $   1.00
Accumulation unit value at end of period                                                             $  1.22     $  1.06    $   1.03
Number of accumulation units outstanding at end of period (000 omitted)                                  652         343           8
------------------------------------------------------------------------------------------------------------------------------------
VAN KAMPEN UIF U.S. REAL ESTATE PORTFOLIO, CLASS II SHARES (11/15/2004)
Accumulation unit value at beginning of period                                                       $  1.22     $  1.05    $   1.00
Accumulation unit value at end of period                                                             $  1.65     $  1.22    $   1.05
Number of accumulation units outstanding at end of period (000 omitted)                                   11          20          --
------------------------------------------------------------------------------------------------------------------------------------
WANGER INTERNATIONAL SMALL CAP (11/15/2004)
Accumulation unit value at beginning of period                                                       $  1.30     $  1.09    $   1.00
Accumulation unit value at end of period                                                             $  1.77     $  1.30    $   1.09
Number of accumulation units outstanding at end of period (000 omitted)                                  178         115           4
------------------------------------------------------------------------------------------------------------------------------------
WANGER U.S. SMALLER COMPANIES (11/15/2004)
Accumulation unit value at beginning of period                                                       $  1.14     $  1.04    $   1.00
Accumulation unit value at end of period                                                             $  1.22     $  1.14    $   1.04
Number of accumulation units outstanding at end of period (000 omitted)                                  145          82           2
------------------------------------------------------------------------------------------------------------------------------------



RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2 - 21

VARIABLE ACCOUNT CHARGES OF 1.20% OF THE DAILY NET ASSETS OF THE VARIABLE
ACCOUNT.

YEAR ENDED DEC. 31,                                                                                                           2006
----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. BASIC VALUE FUND, SERIES II SHARES (6/19/2006)
Accumulation unit value at beginning of period                                                                              $ 1.00
Accumulation unit value at end of period                                                                                    $ 1.13
Number of accumulation units outstanding at end of period (000 omitted)                                                         --
----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES (6/19/2006)
Accumulation unit value at beginning of period                                                                              $ 1.00
Accumulation unit value at end of period                                                                                    $ 1.10
Number of accumulation units outstanding at end of period (000 omitted)                                                         --
----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. MID CAP CORE EQUITY FUND, SERIES II SHARES (6/19/2006)
Accumulation unit value at beginning of period                                                                              $ 1.00
Accumulation unit value at end of period                                                                                    $ 1.10
Number of accumulation units outstanding at end of period (000 omitted)                                                         --
----------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS BALANCED SHARES PORTFOLIO (CLASS B) (6/19/2006)
Accumulation unit value at beginning of period                                                                              $ 1.00
Accumulation unit value at end of period                                                                                    $ 1.12
Number of accumulation units outstanding at end of period (000 omitted)                                                         --
----------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO (CLASS B) (6/19/2006)
Accumulation unit value at beginning of period                                                                              $ 1.00
Accumulation unit value at end of period                                                                                    $ 1.17
Number of accumulation units outstanding at end of period (000 omitted)                                                         --
----------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS INTERNATIONAL VALUE PORTFOLIO (CLASS B) (6/19/2006)
Accumulation unit value at beginning of period                                                                              $ 1.00
Accumulation unit value at end of period                                                                                    $ 1.24
Number of accumulation units outstanding at end of period (000 omitted)                                                         64
----------------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP INFLATION PROTECTION, CLASS II (6/19/2006)
Accumulation unit value at beginning of period                                                                              $ 1.00
Accumulation unit value at end of period                                                                                    $ 1.02
Number of accumulation units outstanding at end of period (000 omitted)                                                         --
----------------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP INTERNATIONAL, CLASS II (6/19/2006)
Accumulation unit value at beginning of period                                                                              $ 1.00
Accumulation unit value at end of period                                                                                    $ 1.21
Number of accumulation units outstanding at end of period (000 omitted)                                                         --
----------------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP ULTRA(R), CLASS II (6/19/2006)
Accumulation unit value at beginning of period                                                                              $ 1.00
Accumulation unit value at end of period                                                                                    $ 1.03
Number of accumulation units outstanding at end of period (000 omitted)                                                        174
----------------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP VALUE, CLASS II (6/19/2006)
Accumulation unit value at beginning of period                                                                              $ 1.00
Accumulation unit value at end of period                                                                                    $ 1.15
Number of accumulation units outstanding at end of period (000 omitted)                                                         --
----------------------------------------------------------------------------------------------------------------------------------
COLUMBIA HIGH YIELD FUND, VARIABLE SERIES, CLASS B (6/19/2006)
Accumulation unit value at beginning of period                                                                              $ 1.00
Accumulation unit value at end of period                                                                                    $ 1.08
Number of accumulation units outstanding at end of period (000 omitted)                                                         15
----------------------------------------------------------------------------------------------------------------------------------
COLUMBIA SMALL CAP VALUE FUND, VARIABLE SERIES, CLASS B (6/19/2006)
Accumulation unit value at beginning of period                                                                              $ 1.00
Accumulation unit value at end of period                                                                                    $ 1.12
Number of accumulation units outstanding at end of period (000 omitted)                                                         --
----------------------------------------------------------------------------------------------------------------------------------
DREYFUS INVESTMENT PORTFOLIOS MIDCAP STOCK PORTFOLIO, SERVICE SHARES (6/19/2006)
Accumulation unit value at beginning of period                                                                              $ 1.00
Accumulation unit value at end of period                                                                                    $ 1.06
Number of accumulation units outstanding at end of period (000 omitted)                                                         --
----------------------------------------------------------------------------------------------------------------------------------
DREYFUS INVESTMENT PORTFOLIOS TECHNOLOGY GROWTH PORTFOLIO, SERVICE SHARES (6/19/2006)
Accumulation unit value at beginning of period                                                                              $ 1.00
Accumulation unit value at end of period                                                                                    $ 1.09
Number of accumulation units outstanding at end of period (000 omitted)                                                         38
----------------------------------------------------------------------------------------------------------------------------------



22 - RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

VARIABLE ACCOUNT CHARGES OF 1.20% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)

YEAR ENDED DEC. 31,                                                                                                           2006
----------------------------------------------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND APPRECIATION PORTFOLIO, SERVICE SHARES (6/19/2006)
Accumulation unit value at beginning of period                                                                              $ 1.00
Accumulation unit value at end of period                                                                                    $ 1.15
Number of accumulation units outstanding at end of period (000 omitted)                                                         --
----------------------------------------------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND INTERNATIONAL VALUE PORTFOLIO, SERVICE SHARES (6/19/2006)
Accumulation unit value at beginning of period                                                                              $ 1.00
Accumulation unit value at end of period                                                                                    $ 1.16
Number of accumulation units outstanding at end of period (000 omitted)                                                         --
----------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO SERVICE CLASS 2 (6/19/2006)
Accumulation unit value at beginning of period                                                                              $ 1.00
Accumulation unit value at end of period                                                                                    $ 1.10
Number of accumulation units outstanding at end of period (000 omitted)                                                        303
----------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP GROWTH PORTFOLIO SERVICE CLASS 2 (6/19/2006)
Accumulation unit value at beginning of period                                                                              $ 1.00
Accumulation unit value at end of period                                                                                    $ 1.08
Number of accumulation units outstanding at end of period (000 omitted)                                                         --
----------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP INVESTMENT GRADE BOND PORTFOLIO SERVICE CLASS 2 (6/19/2006)
Accumulation unit value at beginning of period                                                                              $ 1.00
Accumulation unit value at end of period                                                                                    $ 1.04
Number of accumulation units outstanding at end of period (000 omitted)                                                         --
----------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2 (6/19/2006)
Accumulation unit value at beginning of period                                                                              $ 1.00
Accumulation unit value at end of period                                                                                    $ 1.09
Number of accumulation units outstanding at end of period (000 omitted)                                                         59
----------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP OVERSEAS PORTFOLIO SERVICE CLASS 2 (6/19/2006)
Accumulation unit value at beginning of period                                                                              $ 1.00
Accumulation unit value at end of period                                                                                    $ 1.16
Number of accumulation units outstanding at end of period (000 omitted)                                                         17
----------------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN INCOME SECURITIES FUND - CLASS 2 (6/19/2006)
Accumulation unit value at beginning of period                                                                              $ 1.00
Accumulation unit value at end of period                                                                                    $ 1.12
Number of accumulation units outstanding at end of period (000 omitted)                                                         --
----------------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN RISING DIVIDENDS SECURITIES FUND - CLASS 2 (6/19/2006)
Accumulation unit value at beginning of period                                                                              $ 1.00
Accumulation unit value at end of period                                                                                    $ 1.12
Number of accumulation units outstanding at end of period (000 omitted)                                                         --
----------------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL-MID CAP GROWTH SECURITIES FUND - CLASS 2 (6/19/2006)
Accumulation unit value at beginning of period                                                                              $ 1.00
Accumulation unit value at end of period                                                                                    $ 1.10
Number of accumulation units outstanding at end of period (000 omitted)                                                         --
----------------------------------------------------------------------------------------------------------------------------------
FTVIPT MUTUAL SHARES SECURITIES FUND - CLASS 2 (6/19/2006)
Accumulation unit value at beginning of period                                                                              $ 1.00
Accumulation unit value at end of period                                                                                    $ 1.14
Number of accumulation units outstanding at end of period (000 omitted)                                                        111
----------------------------------------------------------------------------------------------------------------------------------
FTVIPT TEMPLETON GLOBAL INCOME SECURITIES FUND - CLASS 2 (6/19/2006)
Accumulation unit value at beginning of period                                                                              $ 1.00
Accumulation unit value at end of period                                                                                    $ 1.07
Number of accumulation units outstanding at end of period (000 omitted)                                                         89
----------------------------------------------------------------------------------------------------------------------------------
FTVIPT TEMPLETON GROWTH SECURITIES FUND - CLASS 2 (6/19/2006)
Accumulation unit value at beginning of period                                                                              $ 1.00
Accumulation unit value at end of period                                                                                    $ 1.18
Number of accumulation units outstanding at end of period (000 omitted)                                                         --
----------------------------------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT MID CAP VALUE FUND - INSTITUTIONAL SHARES (6/19/2006)
Accumulation unit value at beginning of period                                                                              $ 1.00
Accumulation unit value at end of period                                                                                    $ 1.14
Number of accumulation units outstanding at end of period (000 omitted)                                                        111
----------------------------------------------------------------------------------------------------------------------------------



RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2 - 23

VARIABLE ACCOUNT CHARGES OF 1.20% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)

YEAR ENDED DEC. 31,                                                                                                           2006
----------------------------------------------------------------------------------------------------------------------------------
MFS(R) INVESTORS GROWTH STOCK SERIES - SERVICE CLASS (6/19/2006)
Accumulation unit value at beginning of period                                                                              $ 1.00
Accumulation unit value at end of period                                                                                    $ 1.09
Number of accumulation units outstanding at end of period (000 omitted)                                                         --
----------------------------------------------------------------------------------------------------------------------------------
MFS(R) NEW DISCOVERY SERIES - SERVICE CLASS (6/19/2006)
Accumulation unit value at beginning of period                                                                              $ 1.00
Accumulation unit value at end of period                                                                                    $ 1.14
Number of accumulation units outstanding at end of period (000 omitted)                                                         --
----------------------------------------------------------------------------------------------------------------------------------
MFS(R) TOTAL RETURN SERIES - SERVICE CLASS (6/19/2006)
Accumulation unit value at beginning of period                                                                              $ 1.00
Accumulation unit value at end of period                                                                                    $ 1.10
Number of accumulation units outstanding at end of period (000 omitted)                                                         --
----------------------------------------------------------------------------------------------------------------------------------
MFS(R) UTILITIES SERIES - SERVICE CLASS (6/19/2006)
Accumulation unit value at beginning of period                                                                              $ 1.00
Accumulation unit value at end of period                                                                                    $ 1.23
Number of accumulation units outstanding at end of period (000 omitted)                                                         --
----------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER CAPITAL APPRECIATION FUND/VA, SERVICE SHARES (6/19/2006)
Accumulation unit value at beginning of period                                                                              $ 1.00
Accumulation unit value at end of period                                                                                    $ 1.09
Number of accumulation units outstanding at end of period (000 omitted)                                                         --
----------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES (6/19/2006)
Accumulation unit value at beginning of period                                                                              $ 1.00
Accumulation unit value at end of period                                                                                    $ 1.17
Number of accumulation units outstanding at end of period (000 omitted)                                                         --
----------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL CAP FUND/VA, SERVICE SHARES (6/19/2006)
Accumulation unit value at beginning of period                                                                              $ 1.00
Accumulation unit value at end of period                                                                                    $ 1.10
Number of accumulation units outstanding at end of period (000 omitted)                                                         --
----------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER STRATEGIC BOND FUND/VA, SERVICE SHARES (6/19/2006)
Accumulation unit value at beginning of period                                                                              $ 1.00
Accumulation unit value at end of period                                                                                    $ 1.07
Number of accumulation units outstanding at end of period (000 omitted)                                                         74
----------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT HEALTH SCIENCES FUND - CLASS IB SHARES (6/19/2006)
Accumulation unit value at beginning of period                                                                              $ 1.00
Accumulation unit value at end of period                                                                                    $ 1.07
Number of accumulation units outstanding at end of period (000 omitted)                                                         --
----------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT INTERNATIONAL EQUITY FUND - CLASS IB SHARES (6/19/2006)
Accumulation unit value at beginning of period                                                                              $ 1.00
Accumulation unit value at end of period                                                                                    $ 1.21
Number of accumulation units outstanding at end of period (000 omitted)                                                         --
----------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT SMALL CAP VALUE FUND - CLASS IB SHARES (6/19/2006)
Accumulation unit value at beginning of period                                                                              $ 1.00
Accumulation unit value at end of period                                                                                    $ 1.12
Number of accumulation units outstanding at end of period (000 omitted)                                                         79
----------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT VISTA FUND - CLASS IB SHARES (6/19/2006)
Accumulation unit value at beginning of period                                                                              $ 1.00
Accumulation unit value at end of period                                                                                    $ 1.07
Number of accumulation units outstanding at end of period (000 omitted)                                                         --
----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - CASH MANAGEMENT FUND (6/19/2006)
Accumulation unit value at beginning of period                                                                              $ 1.00
Accumulation unit value at end of period                                                                                    $ 1.02
Number of accumulation units outstanding at end of period (000 omitted)                                                         --
----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (6/19/2006)
Accumulation unit value at beginning of period                                                                              $ 1.00
Accumulation unit value at end of period                                                                                    $ 1.04
Number of accumulation units outstanding at end of period (000 omitted)                                                        208
----------------------------------------------------------------------------------------------------------------------------------



24 - RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

VARIABLE ACCOUNT CHARGES OF 1.20% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)

YEAR ENDED DEC. 31,                                                                                                           2006
----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (6/19/2006)
Accumulation unit value at beginning of period                                                                              $ 1.00
Accumulation unit value at end of period                                                                                    $ 1.13
Number of accumulation units outstanding at end of period (000 omitted)                                                        180
----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - EMERGING MARKETS FUND (6/19/2006)
Accumulation unit value at beginning of period                                                                              $ 1.00
Accumulation unit value at end of period                                                                                    $ 1.34
Number of accumulation units outstanding at end of period (000 omitted)                                                         57
----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - GLOBAL INFLATION PROTECTED SECURITIES FUND (6/19/2006)
Accumulation unit value at beginning of period                                                                              $ 1.00
Accumulation unit value at end of period                                                                                    $ 1.02
Number of accumulation units outstanding at end of period (000 omitted)                                                        148
----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - GROWTH FUND (6/19/2006)
Accumulation unit value at beginning of period                                                                              $ 1.00
Accumulation unit value at end of period                                                                                    $ 1.12
Number of accumulation units outstanding at end of period (000 omitted)                                                         --
----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - HIGH YIELD BOND FUND (6/19/2006)
Accumulation unit value at beginning of period                                                                              $ 1.00
Accumulation unit value at end of period                                                                                    $ 1.07
Number of accumulation units outstanding at end of period (000 omitted)                                                         --
----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - INCOME OPPORTUNITIES FUND (6/19/2006)
Accumulation unit value at beginning of period                                                                              $ 1.00
Accumulation unit value at end of period                                                                                    $ 1.06
Number of accumulation units outstanding at end of period (000 omitted)                                                         81
----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - INTERNATIONAL OPPORTUNITY FUND (6/19/2006)
Accumulation unit value at beginning of period                                                                              $ 1.00
Accumulation unit value at end of period                                                                                    $ 1.18
Number of accumulation units outstanding at end of period (000 omitted)                                                         --
----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - LARGE CAP EQUITY FUND (6/19/2006)
Accumulation unit value at beginning of period                                                                              $ 1.00
Accumulation unit value at end of period                                                                                    $ 1.14
Number of accumulation units outstanding at end of period (000 omitted)                                                         --
----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - LARGE CAP VALUE FUND (6/19/2006)
Accumulation unit value at beginning of period                                                                              $ 1.00
Accumulation unit value at end of period                                                                                    $ 1.15
Number of accumulation units outstanding at end of period (000 omitted)                                                         --
----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - MID CAP GROWTH FUND (6/19/2006)
Accumulation unit value at beginning of period                                                                              $ 1.00
Accumulation unit value at end of period                                                                                    $ 1.05
Number of accumulation units outstanding at end of period (000 omitted)                                                         --
----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - S&P 500 INDEX FUND (6/19/2006)
Accumulation unit value at beginning of period                                                                              $ 1.00
Accumulation unit value at end of period                                                                                    $ 1.13
Number of accumulation units outstanding at end of period (000 omitted)                                                         --
----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - SELECT VALUE FUND (6/19/2006)
Accumulation unit value at beginning of period                                                                              $ 1.00
Accumulation unit value at end of period                                                                                    $ 1.10
Number of accumulation units outstanding at end of period (000 omitted)                                                         --
----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND (6/19/2006)
Accumulation unit value at beginning of period                                                                              $ 1.00
Accumulation unit value at end of period                                                                                    $ 1.03
Number of accumulation units outstanding at end of period (000 omitted)                                                         --
----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - SMALL CAP VALUE FUND (6/19/2006)
Accumulation unit value at beginning of period                                                                              $ 1.00
Accumulation unit value at end of period                                                                                    $ 1.12
Number of accumulation units outstanding at end of period (000 omitted)                                                         --
----------------------------------------------------------------------------------------------------------------------------------



RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2 - 25

VARIABLE ACCOUNT CHARGES OF 1.20% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)

YEAR ENDED DEC. 31,                                                                                                           2006
----------------------------------------------------------------------------------------------------------------------------------
VAN KAMPEN LIFE INVESTMENT TRUST COMSTOCK PORTFOLIO, CLASS II SHARES (6/19/2006)
Accumulation unit value at beginning of period                                                                              $ 1.00
Accumulation unit value at end of period                                                                                    $ 1.13
Number of accumulation units outstanding at end of period (000 omitted)                                                        176
----------------------------------------------------------------------------------------------------------------------------------
VAN KAMPEN UIF U.S. REAL ESTATE PORTFOLIO, CLASS II SHARES (6/19/2006)
Accumulation unit value at beginning of period                                                                              $ 1.00
Accumulation unit value at end of period                                                                                    $ 1.23
Number of accumulation units outstanding at end of period (000 omitted)                                                         --
----------------------------------------------------------------------------------------------------------------------------------
WANGER INTERNATIONAL SMALL CAP (6/19/2006)
Accumulation unit value at beginning of period                                                                              $ 1.00
Accumulation unit value at end of period                                                                                    $ 1.23
Number of accumulation units outstanding at end of period (000 omitted)                                                         72
----------------------------------------------------------------------------------------------------------------------------------
WANGER U.S. SMALLER COMPANIES (6/19/2006)
Accumulation unit value at beginning of period                                                                              $ 1.00
Accumulation unit value at end of period                                                                                    $ 1.08
Number of accumulation units outstanding at end of period (000 omitted)                                                         14
----------------------------------------------------------------------------------------------------------------------------------



26 - RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

VARIABLE ACCOUNT CHARGES OF 1.25% OF THE DAILY NET ASSETS OF THE VARIABLE
ACCOUNT.

YEAR ENDED DEC. 31,                                                                                  2006     2005     2004     2003
------------------------------------------------------------------------------------------------------------------------------------
AIM V.I. BASIC VALUE FUND, SERIES II SHARES (3/17/2003)
Accumulation unit value at beginning of period                                                     $ 1.66   $ 1.59   $ 1.45   $ 1.00
Accumulation unit value at end of period                                                           $ 1.85   $ 1.66   $ 1.59   $ 1.45
Number of accumulation units outstanding at end of period (000 omitted)                                 1        1       36       --
------------------------------------------------------------------------------------------------------------------------------------
AIM V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES (3/17/2003)
Accumulation unit value at beginning of period                                                     $ 1.73   $ 1.60   $ 1.41   $ 1.00
Accumulation unit value at end of period                                                           $ 1.99   $ 1.73   $ 1.60   $ 1.41
Number of accumulation units outstanding at end of period (000 omitted)                                --       --       27       --
------------------------------------------------------------------------------------------------------------------------------------
AIM V.I. CORE EQUITY FUND, SERIES II SHARES (4/28/2006)
Accumulation unit value at beginning of period                                                     $ 1.00       --       --       --
Accumulation unit value at end of period                                                           $ 1.08       --       --       --
Number of accumulation units outstanding at end of period (000 omitted)                                --       --       --       --
------------------------------------------------------------------------------------------------------------------------------------
AIM V.I. MID CAP CORE EQUITY FUND, SERIES II SHARES (6/19/2006)
Accumulation unit value at beginning of period                                                     $ 1.00       --       --       --
Accumulation unit value at end of period                                                           $ 1.10       --       --       --
Number of accumulation units outstanding at end of period (000 omitted)                                --       --       --       --
------------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS BALANCED SHARES PORTFOLIO (CLASS B) (3/17/2003)
Accumulation unit value at beginning of period                                                     $ 1.29   $ 1.26   $ 1.17   $ 1.00
Accumulation unit value at end of period                                                           $ 1.42   $ 1.29   $ 1.26   $ 1.17
Number of accumulation units outstanding at end of period (000 omitted)                                --       --       --       --
------------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GLOBAL TECHNOLOGY PORTFOLIO (CLASS B) (3/17/2003)
Accumulation unit value at beginning of period                                                     $ 1.50   $ 1.46   $ 1.41   $ 1.00
Accumulation unit value at end of period                                                           $ 1.60   $ 1.50   $ 1.46   $ 1.41
Number of accumulation units outstanding at end of period (000 omitted)                                --       --       --       --
------------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO (CLASS B) (3/17/2003)
Accumulation unit value at beginning of period                                                     $ 1.55   $ 1.50   $ 1.36   $ 1.00
Accumulation unit value at end of period                                                           $ 1.79   $ 1.55   $ 1.50   $ 1.36
Number of accumulation units outstanding at end of period (000 omitted)                                --       --       27       --
------------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS INTERNATIONAL VALUE PORTFOLIO (CLASS B) (6/19/2006)
Accumulation unit value at beginning of period                                                     $ 1.00       --       --       --
Accumulation unit value at end of period                                                           $ 1.24       --       --       --
Number of accumulation units outstanding at end of period (000 omitted)                                44       --       --       --
------------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS LARGE CAP GROWTH PORTFOLIO (CLASS B) (3/17/2003)
Accumulation unit value at beginning of period                                                     $ 1.55   $ 1.37   $ 1.28   $ 1.00
Accumulation unit value at end of period                                                           $ 1.52   $ 1.55   $ 1.37   $ 1.28
Number of accumulation units outstanding at end of period (000 omitted)                                --       --       --       --
------------------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP INFLATION PROTECTION, CLASS II (6/19/2006)
Accumulation unit value at beginning of period                                                     $ 1.00       --       --       --
Accumulation unit value at end of period                                                           $ 1.02       --       --       --
Number of accumulation units outstanding at end of period (000 omitted)                                --       --       --       --
------------------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP INTERNATIONAL, CLASS II (6/19/2006)
Accumulation unit value at beginning of period                                                     $ 1.00       --       --       --
Accumulation unit value at end of period                                                           $ 1.21       --       --       --
Number of accumulation units outstanding at end of period (000 omitted)                                --       --       --       --
------------------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP ULTRA(R), CLASS II (6/19/2006)
Accumulation unit value at beginning of period                                                     $ 1.00       --       --       --
Accumulation unit value at end of period                                                           $ 1.03       --       --       --
Number of accumulation units outstanding at end of period (000 omitted)                               119       --       --       --
------------------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP VALUE, CLASS II (6/19/2006)
Accumulation unit value at beginning of period                                                     $ 1.00       --       --       --
Accumulation unit value at end of period                                                           $ 1.15       --       --       --
Number of accumulation units outstanding at end of period (000 omitted)                                --       --       --       --
------------------------------------------------------------------------------------------------------------------------------------
COLUMBIA HIGH YIELD FUND, VARIABLE SERIES, CLASS B (6/19/2006)
Accumulation unit value at beginning of period                                                     $ 1.00       --       --       --
Accumulation unit value at end of period                                                           $ 1.08       --       --       --
Number of accumulation units outstanding at end of period (000 omitted)                                13       --       --       --
------------------------------------------------------------------------------------------------------------------------------------



RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2 - 27

VARIABLE ACCOUNT CHARGES OF 1.25% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)

YEAR ENDED DEC. 31,                                                                                  2006     2005     2004     2003
------------------------------------------------------------------------------------------------------------------------------------
COLUMBIA SMALL CAP VALUE FUND, VARIABLE SERIES, CLASS B (6/19/2006)
Accumulation unit value at beginning of period                                                     $ 1.00       --       --       --
Accumulation unit value at end of period                                                           $ 1.12       --       --       --
Number of accumulation units outstanding at end of period (000 omitted)                                --       --       --       --
------------------------------------------------------------------------------------------------------------------------------------
DREYFUS INVESTMENT PORTFOLIOS MIDCAP STOCK PORTFOLIO, SERVICE SHARES (6/19/2006)
Accumulation unit value at beginning of period                                                     $ 1.00       --       --       --
Accumulation unit value at end of period                                                           $ 1.06       --       --       --
Number of accumulation units outstanding at end of period (000 omitted)                                --       --       --       --
------------------------------------------------------------------------------------------------------------------------------------
DREYFUS INVESTMENT PORTFOLIOS TECHNOLOGY GROWTH PORTFOLIO, SERVICE SHARES (6/19/2006)
Accumulation unit value at beginning of period                                                     $ 1.00       --       --       --
Accumulation unit value at end of period                                                           $ 1.09       --       --       --
Number of accumulation units outstanding at end of period (000 omitted)                                24       --       --       --
------------------------------------------------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND APPRECIATION PORTFOLIO, SERVICE SHARES (6/19/2006)
Accumulation unit value at beginning of period                                                     $ 1.00       --       --       --
Accumulation unit value at end of period                                                           $ 1.15       --       --       --
Number of accumulation units outstanding at end of period (000 omitted)                                --       --       --       --
------------------------------------------------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND INTERNATIONAL VALUE PORTFOLIO, SERVICE SHARES (6/19/2006)
Accumulation unit value at beginning of period                                                     $ 1.00       --       --       --
Accumulation unit value at end of period                                                           $ 1.16       --       --       --
Number of accumulation units outstanding at end of period (000 omitted)                                --       --       --       --
------------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO SERVICE CLASS 2 (3/17/2003)
Accumulation unit value at beginning of period                                                     $ 1.74   $ 1.51   $ 1.33   $ 1.00
Accumulation unit value at end of period                                                           $ 1.92   $ 1.74   $ 1.51   $ 1.33
Number of accumulation units outstanding at end of period (000 omitted)                               417      311      255       --
------------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP GROWTH PORTFOLIO SERVICE CLASS 2 (3/17/2003)
Accumulation unit value at beginning of period                                                     $ 1.47   $ 1.41   $ 1.38   $ 1.00
Accumulation unit value at end of period                                                           $ 1.55   $ 1.47   $ 1.41   $ 1.38
Number of accumulation units outstanding at end of period (000 omitted)                                19       19       19       15
------------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP INVESTMENT GRADE BOND PORTFOLIO SERVICE CLASS 2 (6/19/2006)
Accumulation unit value at beginning of period                                                     $ 1.00       --       --       --
Accumulation unit value at end of period                                                           $ 1.04       --       --       --
Number of accumulation units outstanding at end of period (000 omitted)                                 8       --       --       --
------------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2 (3/17/2003)
Accumulation unit value at beginning of period                                                     $ 2.12   $ 1.82   $ 1.48   $ 1.00
Accumulation unit value at end of period                                                           $ 2.35   $ 2.12   $ 1.82   $ 1.48
Number of accumulation units outstanding at end of period (000 omitted)                                51       33       33        3
------------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP OVERSEAS PORTFOLIO SERVICE CLASS 2 (3/17/2003)
Accumulation unit value at beginning of period                                                     $ 2.06   $ 1.76   $ 1.57   $ 1.00
Accumulation unit value at end of period                                                           $ 2.40   $ 2.06   $ 1.76   $ 1.57
Number of accumulation units outstanding at end of period (000 omitted)                                11        6        6       --
------------------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN INCOME SECURITIES FUND - CLASS 2 (6/19/2006)
Accumulation unit value at beginning of period                                                     $ 1.00       --       --       --
Accumulation unit value at end of period                                                           $ 1.12       --       --       --
Number of accumulation units outstanding at end of period (000 omitted)                                --       --       --       --
------------------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN GLOBAL REAL ESTATE SECURITIES FUND - CLASS 2 (3/17/2003)
(PREVIOUSLY FTVIPT FRANKLIN REAL ESTATE FUND - CLASS 2)
Accumulation unit value at beginning of period                                                     $ 1.97   $ 1.76   $ 1.35   $ 1.00
Accumulation unit value at end of period                                                           $ 2.34   $ 1.97   $ 1.76   $ 1.35
Number of accumulation units outstanding at end of period (000 omitted)                                 7        9       10       --
------------------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN RISING DIVIDENDS SECURITIES FUND - CLASS 2 (6/19/2006)
Accumulation unit value at beginning of period                                                     $ 1.00       --       --       --
Accumulation unit value at end of period                                                           $ 1.12       --       --       --
Number of accumulation units outstanding at end of period (000 omitted)                                --       --       --       --
------------------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL CAP VALUE SECURITIES FUND - CLASS 2 (3/17/2003)
Accumulation unit value at beginning of period                                                     $ 1.94   $ 1.81   $ 1.48   $ 1.00
Accumulation unit value at end of period                                                           $ 2.25   $ 1.94   $ 1.81   $ 1.48
Number of accumulation units outstanding at end of period (000 omitted)                                --       --       --       --
------------------------------------------------------------------------------------------------------------------------------------



28 - RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

VARIABLE ACCOUNT CHARGES OF 1.25% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)

YEAR ENDED DEC. 31,                                                                                  2006     2005     2004     2003
------------------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL-MID CAP GROWTH SECURITIES FUND - CLASS 2 (3/17/2003)
Accumulation unit value at beginning of period                                                     $ 1.67   $ 1.62   $ 1.47   $ 1.00
Accumulation unit value at end of period                                                           $ 1.79   $ 1.67   $ 1.62   $ 1.47
Number of accumulation units outstanding at end of period (000 omitted)                                18       18       19       15
------------------------------------------------------------------------------------------------------------------------------------
FTVIPT MUTUAL SHARES SECURITIES FUND - CLASS 2 (3/17/2003)
Accumulation unit value at beginning of period                                                     $ 1.55   $ 1.42   $ 1.28   $ 1.00
Accumulation unit value at end of period                                                           $ 1.81   $ 1.55   $ 1.42   $ 1.28
Number of accumulation units outstanding at end of period (000 omitted)                               252      215      142       --
------------------------------------------------------------------------------------------------------------------------------------
FTVIPT TEMPLETON FOREIGN SECURITIES FUND - CLASS 2 (3/17/2003)
Accumulation unit value at beginning of period                                                     $ 1.82   $ 1.67   $ 1.43   $ 1.00
Accumulation unit value at end of period                                                           $ 2.18   $ 1.82   $ 1.67   $ 1.43
Number of accumulation units outstanding at end of period (000 omitted)                                 9        9       10       --
------------------------------------------------------------------------------------------------------------------------------------
FTVIPT TEMPLETON GLOBAL INCOME SECURITIES FUND - CLASS 2 (6/19/2006)
Accumulation unit value at beginning of period                                                     $ 1.00       --       --       --
Accumulation unit value at end of period                                                           $ 1.07       --       --       --
Number of accumulation units outstanding at end of period (000 omitted)                                68       --       --       --
------------------------------------------------------------------------------------------------------------------------------------
FTVIPT TEMPLETON GROWTH SECURITIES FUND - CLASS 2 (6/19/2006)
Accumulation unit value at beginning of period                                                     $ 1.00       --       --       --
Accumulation unit value at end of period                                                           $ 1.18       --       --       --
Number of accumulation units outstanding at end of period (000 omitted)                                --       --       --       --
------------------------------------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT MID CAP VALUE FUND - INSTITUTIONAL SHARES (6/19/2006)
Accumulation unit value at beginning of period                                                     $ 1.00       --       --       --
Accumulation unit value at end of period                                                           $ 1.14       --       --       --
Number of accumulation units outstanding at end of period (000 omitted)                                73       --       --       --
------------------------------------------------------------------------------------------------------------------------------------
MFS(R) INVESTORS GROWTH STOCK SERIES - SERVICE CLASS (3/17/2003)
Accumulation unit value at beginning of period                                                     $ 1.39   $ 1.35   $ 1.26   $ 1.00
Accumulation unit value at end of period                                                           $ 1.47   $ 1.39   $ 1.35   $ 1.26
Number of accumulation units outstanding at end of period (000 omitted)                                18       20       23       --
------------------------------------------------------------------------------------------------------------------------------------
MFS(R) NEW DISCOVERY SERIES - SERVICE CLASS (3/17/2003)
Accumulation unit value at beginning of period                                                     $ 1.53   $ 1.47   $ 1.40   $ 1.00
Accumulation unit value at end of period                                                           $ 1.70   $ 1.53   $ 1.47   $ 1.40
Number of accumulation units outstanding at end of period (000 omitted)                                15       15       15       15
------------------------------------------------------------------------------------------------------------------------------------
MFS(R) TOTAL RETURN SERIES - SERVICE CLASS (3/17/2003)
Accumulation unit value at beginning of period                                                     $ 1.30   $ 1.29   $ 1.17   $ 1.00
Accumulation unit value at end of period                                                           $ 1.44   $ 1.30   $ 1.29   $ 1.17
Number of accumulation units outstanding at end of period (000 omitted)                               122      126      172       20
------------------------------------------------------------------------------------------------------------------------------------
MFS(R) UTILITIES SERIES - SERVICE CLASS (3/17/2003)
Accumulation unit value at beginning of period                                                     $ 1.97   $ 1.71   $ 1.33   $ 1.00
Accumulation unit value at end of period                                                           $ 2.54   $ 1.97   $ 1.71   $ 1.33
Number of accumulation units outstanding at end of period (000 omitted)                                --       --       --       --
------------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER CAPITAL APPRECIATION FUND/VA, SERVICE SHARES (3/17/2003)
Accumulation unit value at beginning of period                                                     $ 1.48   $ 1.43   $ 1.36   $ 1.00
Accumulation unit value at end of period                                                           $ 1.58   $ 1.48   $ 1.43   $ 1.36
Number of accumulation units outstanding at end of period (000 omitted)                                22       22       60       17
------------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES (3/17/2003)
Accumulation unit value at beginning of period                                                     $ 2.04   $ 1.81   $ 1.54   $ 1.00
Accumulation unit value at end of period                                                           $ 2.37   $ 2.04   $ 1.81   $ 1.54
Number of accumulation units outstanding at end of period (000 omitted)                                 8        8        8        7
------------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER HIGH INCOME FUND/VA, SERVICE SHARES (3/17/2003)
Accumulation unit value at beginning of period                                                     $ 1.28   $ 1.27   $ 1.18   $ 1.00
Accumulation unit value at end of period                                                           $ 1.38   $ 1.28   $ 1.27   $ 1.18
Number of accumulation units outstanding at end of period (000 omitted)                                10       10       10       --
------------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL CAP FUND/VA, SERVICE SHARES (3/17/2003)
Accumulation unit value at beginning of period                                                     $ 1.95   $ 1.80   $ 1.53   $ 1.00
Accumulation unit value at end of period                                                           $ 2.21   $ 1.95   $ 1.80   $ 1.53
Number of accumulation units outstanding at end of period (000 omitted)                                37       37       53       10
------------------------------------------------------------------------------------------------------------------------------------



RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2 - 29

VARIABLE ACCOUNT CHARGES OF 1.25% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)

YEAR ENDED DEC. 31,                                                                                  2006     2005     2004     2003
------------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER STRATEGIC BOND FUND/VA, SERVICE SHARES (3/17/2003)
Accumulation unit value at beginning of period                                                     $ 1.22   $ 1.21   $ 1.13   $ 1.00
Accumulation unit value at end of period                                                           $ 1.30   $ 1.22   $ 1.21   $ 1.13
Number of accumulation units outstanding at end of period (000 omitted)                               494      444      313       --
------------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT GROWTH AND INCOME FUND - CLASS IB SHARES (3/17/2003)
Accumulation unit value at beginning of period                                                     $ 1.53   $ 1.47   $ 1.34   $ 1.00
Accumulation unit value at end of period                                                           $ 1.75   $ 1.53   $ 1.47   $ 1.34
Number of accumulation units outstanding at end of period (000 omitted)                                21       22       22       22
------------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT HEALTH SCIENCES FUND - CLASS IB SHARES (6/19/2006)
Accumulation unit value at beginning of period                                                     $ 1.00       --       --       --
Accumulation unit value at end of period                                                           $ 1.07       --       --       --
Number of accumulation units outstanding at end of period (000 omitted)                                --       --       --       --
------------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT INTERNATIONAL EQUITY FUND - CLASS IB SHARES (3/17/2003)
Accumulation unit value at beginning of period                                                     $ 1.77   $ 1.60   $ 1.39   $ 1.00
Accumulation unit value at end of period                                                           $ 2.23   $ 1.77   $ 1.60   $ 1.39
Number of accumulation units outstanding at end of period (000 omitted)                                 3        3        3        3
------------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT RESEARCH FUND - CLASS IB SHARES (3/17/2003)
Accumulation unit value at beginning of period                                                     $ 1.47   $ 1.41   $ 1.33   $ 1.00
Accumulation unit value at end of period                                                           $ 1.61   $ 1.47   $ 1.41   $ 1.33
Number of accumulation units outstanding at end of period (000 omitted)                                --       --       --       --
------------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT SMALL CAP VALUE FUND - CLASS IB SHARES (6/19/2006)
Accumulation unit value at beginning of period                                                     $ 1.00       --       --       --
Accumulation unit value at end of period                                                           $ 1.12       --       --       --
Number of accumulation units outstanding at end of period (000 omitted)                                51       --       --       --
------------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT VISTA FUND - CLASS IB SHARES (3/17/2003)
Accumulation unit value at beginning of period                                                     $ 1.78   $ 1.60   $ 1.37   $ 1.00
Accumulation unit value at end of period                                                           $ 1.85   $ 1.78   $ 1.60   $ 1.37
Number of accumulation units outstanding at end of period (000 omitted)                                --       --       --       --
------------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - CASH MANAGEMENT FUND (3/17/2003)
Accumulation unit value at beginning of period                                                     $ 1.00   $ 0.99   $ 0.99   $ 1.00
Accumulation unit value at end of period                                                           $ 1.03   $ 1.00   $ 0.99   $ 0.99
Number of accumulation units outstanding at end of period (000 omitted)                                 1       --       --       --
------------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (3/17/2003)
Accumulation unit value at beginning of period                                                     $ 1.05   $ 1.04   $ 1.01   $ 1.00
Accumulation unit value at end of period                                                           $ 1.08   $ 1.05   $ 1.04   $ 1.01
Number of accumulation units outstanding at end of period (000 omitted)                               211       63       67       --
------------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (3/17/2003)
Accumulation unit value at beginning of period                                                     $ 1.99   $ 1.77   $ 1.52   $ 1.00
Accumulation unit value at end of period                                                           $ 2.35   $ 1.99   $ 1.77   $ 1.52
Number of accumulation units outstanding at end of period (000 omitted)                                62        2        2       --
------------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - EMERGING MARKETS FUND (6/19/2006)
Accumulation unit value at beginning of period                                                     $ 1.00       --       --       --
Accumulation unit value at end of period                                                           $ 1.34       --       --       --
Number of accumulation units outstanding at end of period (000 omitted)                                37       --       --       --
------------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - GLOBAL INFLATION PROTECTED SECURITIES FUND (6/19/2006)
Accumulation unit value at beginning of period                                                     $ 1.00       --       --       --
Accumulation unit value at end of period                                                           $ 1.02       --       --       --
Number of accumulation units outstanding at end of period (000 omitted)                               110       --       --       --
------------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - GROWTH FUND (3/17/2003)
Accumulation unit value at beginning of period                                                     $ 1.43   $ 1.34   $ 1.25   $ 1.00
Accumulation unit value at end of period                                                           $ 1.57   $ 1.43   $ 1.34   $ 1.25
Number of accumulation units outstanding at end of period (000 omitted)                                --       --       --       --
------------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - HIGH YIELD BOND FUND (6/19/2006)
Accumulation unit value at beginning of period                                                     $ 1.00       --       --       --
Accumulation unit value at end of period                                                           $ 1.07       --       --       --
Number of accumulation units outstanding at end of period (000 omitted)                                 4       --       --       --
------------------------------------------------------------------------------------------------------------------------------------



30 - RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

VARIABLE ACCOUNT CHARGES OF 1.25% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)

YEAR ENDED DEC. 31,                                                                                  2006     2005     2004     2003
------------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - INCOME OPPORTUNITIES FUND (6/19/2006)
Accumulation unit value at beginning of period                                                     $ 1.00       --       --       --
Accumulation unit value at end of period                                                           $ 1.06       --       --       --
Number of accumulation units outstanding at end of period (000 omitted)                                56       --       --       --
------------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - INTERNATIONAL OPPORTUNITY FUND (6/19/2006)
Accumulation unit value at beginning of period                                                     $ 1.00       --       --       --
Accumulation unit value at end of period                                                           $ 1.18       --       --       --
Number of accumulation units outstanding at end of period (000 omitted)                                --       --       --       --
------------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - LARGE CAP EQUITY FUND (3/17/2006)
Accumulation unit value at beginning of period                                                     $ 1.00       --       --       --
Accumulation unit value at end of period                                                           $ 1.08       --       --       --
Number of accumulation units outstanding at end of period (000 omitted)                                --       --       --       --
------------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - LARGE CAP VALUE FUND (6/19/2006)
Accumulation unit value at beginning of period                                                     $ 1.00       --       --       --
Accumulation unit value at end of period                                                           $ 1.15       --       --       --
Number of accumulation units outstanding at end of period (000 omitted)                                --       --       --       --
------------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - MID CAP GROWTH FUND (6/19/2006)
Accumulation unit value at beginning of period                                                     $ 1.00       --       --       --
Accumulation unit value at end of period                                                           $ 1.05       --       --       --
Number of accumulation units outstanding at end of period (000 omitted)                                --       --       --       --
------------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - S&P 500 INDEX FUND (3/17/2003)
Accumulation unit value at beginning of period                                                     $ 1.49   $ 1.45   $ 1.33   $ 1.00
Accumulation unit value at end of period                                                           $ 1.70   $ 1.49   $ 1.45   $ 1.33
Number of accumulation units outstanding at end of period (000 omitted)                                 1        1        1       --
------------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - SELECT VALUE FUND (6/19/2006)
Accumulation unit value at beginning of period                                                     $ 1.00       --       --       --
Accumulation unit value at end of period                                                           $ 1.10       --       --       --
Number of accumulation units outstanding at end of period (000 omitted)                                --       --       --       --
------------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND (3/17/2003)
Accumulation unit value at beginning of period                                                     $ 0.99   $ 0.99   $ 1.00   $ 1.00
Accumulation unit value at end of period                                                           $ 1.02   $ 0.99   $ 0.99   $ 1.00
Number of accumulation units outstanding at end of period (000 omitted)                                66       59       56        2
------------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - SMALL CAP VALUE FUND (3/17/2003)
Accumulation unit value at beginning of period                                                     $ 1.85   $ 1.77   $ 1.50   $ 1.00
Accumulation unit value at end of period                                                           $ 2.20   $ 1.85   $ 1.77   $ 1.50
Number of accumulation units outstanding at end of period (000 omitted)                                --       --       --       --
------------------------------------------------------------------------------------------------------------------------------------
VAN KAMPEN LIFE INVESTMENT TRUST COMSTOCK PORTFOLIO, CLASS II SHARES (6/19/2006)
Accumulation unit value at beginning of period                                                     $ 1.00       --       --       --
Accumulation unit value at end of period                                                           $ 1.13       --       --       --
Number of accumulation units outstanding at end of period (000 omitted)                               123       --       --       --
------------------------------------------------------------------------------------------------------------------------------------
VAN KAMPEN UIF U.S. REAL ESTATE PORTFOLIO, CLASS II SHARES (6/19/2006)
Accumulation unit value at beginning of period                                                     $ 1.00       --       --       --
Accumulation unit value at end of period                                                           $ 1.23       --       --       --
Number of accumulation units outstanding at end of period (000 omitted)                                 1       --       --       --
------------------------------------------------------------------------------------------------------------------------------------
WANGER INTERNATIONAL SMALL CAP (6/19/2006)
Accumulation unit value at beginning of period                                                     $ 1.00       --       --       --
Accumulation unit value at end of period                                                           $ 1.23       --       --       --
Number of accumulation units outstanding at end of period (000 omitted)                                48       --       --       --
------------------------------------------------------------------------------------------------------------------------------------
WANGER U.S. SMALLER COMPANIES (6/19/2006)
Accumulation unit value at beginning of period                                                     $ 1.00       --       --       --
Accumulation unit value at end of period                                                           $ 1.08       --       --       --
Number of accumulation units outstanding at end of period (000 omitted)                                 8       --       --       --
------------------------------------------------------------------------------------------------------------------------------------



RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2 - 31

VARIABLE ACCOUNT CHARGES OF 1.30% OF THE DAILY NET ASSETS OF THE VARIABLE
ACCOUNT.

YEAR ENDED DEC. 31,                                                                              2006      2005       2004      2003
------------------------------------------------------------------------------------------------------------------------------------
AIM V.I. BASIC VALUE FUND, SERIES II SHARES (3/17/2003)
Accumulation unit value at beginning of period                                               $   1.65   $  1.59   $   1.45   $  1.00
Accumulation unit value at end of period                                                     $   1.84   $  1.65   $   1.59   $  1.45
Number of accumulation units outstanding at end of period (000 omitted)                            40        45         24        20
------------------------------------------------------------------------------------------------------------------------------------
AIM V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES (3/17/2003)
Accumulation unit value at beginning of period                                               $   1.73   $  1.60   $   1.41   $  1.00
Accumulation unit value at end of period                                                     $   1.98   $  1.73   $   1.60   $  1.41
Number of accumulation units outstanding at end of period (000 omitted)                            10         4          4         1
------------------------------------------------------------------------------------------------------------------------------------
AIM V.I. CORE EQUITY FUND, SERIES II SHARES (4/28/2006)
Accumulation unit value at beginning of period                                               $   1.00        --         --        --
Accumulation unit value at end of period                                                     $   1.08        --         --        --
Number of accumulation units outstanding at end of period (000 omitted)                            --        --         --        --
------------------------------------------------------------------------------------------------------------------------------------
AIM V.I. MID CAP CORE EQUITY FUND, SERIES II SHARES (11/15/2004)
Accumulation unit value at beginning of period                                               $   1.09   $  1.03   $   1.00        --
Accumulation unit value at end of period                                                     $   1.19   $  1.09   $   1.03        --
Number of accumulation units outstanding at end of period (000 omitted)                             6         8          1        --
------------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS BALANCED SHARES PORTFOLIO (CLASS B) (3/17/2003)
Accumulation unit value at beginning of period                                               $   1.29   $  1.26   $   1.17   $  1.00
Accumulation unit value at end of period                                                     $   1.42   $  1.29   $   1.26   $  1.17
Number of accumulation units outstanding at end of period (000 omitted)                            50        50         34        11
------------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GLOBAL TECHNOLOGY PORTFOLIO (CLASS B) (3/17/2003)
Accumulation unit value at beginning of period                                               $   1.50   $  1.46   $   1.41   $  1.00
Accumulation unit value at end of period                                                     $   1.60   $  1.50   $   1.46   $  1.41
Number of accumulation units outstanding at end of period (000 omitted)                            --        --         --        --
------------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO (CLASS B) (3/17/2003)
Accumulation unit value at beginning of period                                               $   1.55   $  1.50   $   1.36   $  1.00
Accumulation unit value at end of period                                                     $   1.79   $  1.55   $   1.50   $  1.36
Number of accumulation units outstanding at end of period (000 omitted)                             6         6          6         4
------------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS INTERNATIONAL VALUE PORTFOLIO (CLASS B) (11/15/2004)
Accumulation unit value at beginning of period                                               $   1.21   $  1.05   $   1.00        --
Accumulation unit value at end of period                                                     $   1.62   $  1.21   $   1.05        --
Number of accumulation units outstanding at end of period (000 omitted)                           225       116          2        --
------------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS LARGE CAP GROWTH PORTFOLIO (CLASS B) (3/17/2003)
Accumulation unit value at beginning of period                                               $   1.55   $  1.37   $   1.28   $  1.00
Accumulation unit value at end of period                                                     $   1.52   $  1.55   $   1.37   $  1.28
Number of accumulation units outstanding at end of period (000 omitted)                            23        23         23        22
------------------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP INFLATION PROTECTION, CLASS II (11/15/2004)
Accumulation unit value at beginning of period                                               $   1.01   $  1.01   $   1.00        --
Accumulation unit value at end of period                                                     $   1.02   $  1.01   $   1.01        --
Number of accumulation units outstanding at end of period (000 omitted)                           422       276          4        --
------------------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP INTERNATIONAL, CLASS II (11/15/2004)
Accumulation unit value at beginning of period                                               $   1.18   $  1.06   $   1.00        --
Accumulation unit value at end of period                                                     $   1.46   $  1.18   $   1.06        --
Number of accumulation units outstanding at end of period (000 omitted)                            --        --         --        --
------------------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP ULTRA(R), CLASS II (11/15/2004)
Accumulation unit value at beginning of period                                               $   1.04   $  1.03   $   1.00        --
Accumulation unit value at end of period                                                     $   0.99   $  1.04   $   1.03        --
Number of accumulation units outstanding at end of period (000 omitted)                           448       145          4        --
------------------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP VALUE, CLASS II (11/15/2004)
Accumulation unit value at beginning of period                                               $   1.07   $  1.04   $   1.00        --
Accumulation unit value at end of period                                                     $   1.25   $  1.07   $   1.04        --
Number of accumulation units outstanding at end of period (000 omitted)                            15        --         --        --
------------------------------------------------------------------------------------------------------------------------------------
COLUMBIA HIGH YIELD FUND, VARIABLE SERIES, CLASS B (4/28/2006)
Accumulation unit value at beginning of period                                               $   1.00        --         --        --
Accumulation unit value at end of period                                                     $   1.07        --         --        --
Number of accumulation units outstanding at end of period (000 omitted)                           111        --         --        --
------------------------------------------------------------------------------------------------------------------------------------



32 - RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

VARIABLE ACCOUNT CHARGES OF 1.30% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)

YEAR ENDED DEC. 31,                                                                              2006      2005       2004      2003
------------------------------------------------------------------------------------------------------------------------------------
COLUMBIA SMALL CAP VALUE FUND, VARIABLE SERIES, CLASS B (11/15/2004)
Accumulation unit value at beginning of period                                               $   1.10   $  1.06   $   1.00        --
Accumulation unit value at end of period                                                     $   1.29   $  1.10   $   1.06        --
Number of accumulation units outstanding at end of period (000 omitted)                            --        --         --        --
------------------------------------------------------------------------------------------------------------------------------------
DREYFUS INVESTMENT PORTFOLIOS MIDCAP STOCK PORTFOLIO, SERVICE SHARES (11/15/2004)
Accumulation unit value at beginning of period                                               $   1.12   $  1.04   $   1.00        --
Accumulation unit value at end of period                                                     $   1.19   $  1.12   $   1.04        --
Number of accumulation units outstanding at end of period (000 omitted)                            --        --         --        --
------------------------------------------------------------------------------------------------------------------------------------
DREYFUS INVESTMENT PORTFOLIOS TECHNOLOGY GROWTH PORTFOLIO, SERVICE SHARES (11/15/2004)
Accumulation unit value at beginning of period                                               $   1.05   $  1.02   $   1.00        --
Accumulation unit value at end of period                                                     $   1.07   $  1.05   $   1.02        --
Number of accumulation units outstanding at end of period (000 omitted)                            94        32          1        --
------------------------------------------------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND APPRECIATION PORTFOLIO, SERVICE SHARES (11/15/2004)
Accumulation unit value at beginning of period                                               $   1.05   $  1.02   $   1.00        --
Accumulation unit value at end of period                                                     $   1.20   $  1.05   $   1.02        --
Number of accumulation units outstanding at end of period (000 omitted)                            --        --         --        --
------------------------------------------------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND INTERNATIONAL VALUE PORTFOLIO, SERVICE SHARES (11/15/2004)
Accumulation unit value at beginning of period                                               $   1.16   $  1.05   $   1.00        --
Accumulation unit value at end of period                                                     $   1.40   $  1.16   $   1.05        --
Number of accumulation units outstanding at end of period (000 omitted)                            --        --         --        --
------------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO SERVICE CLASS 2 (3/17/2003)
Accumulation unit value at beginning of period                                               $   1.74   $  1.51   $   1.33   $  1.00
Accumulation unit value at end of period                                                     $   1.91   $  1.74   $   1.51   $  1.33
Number of accumulation units outstanding at end of period (000 omitted)                           571       301         41         8
------------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP GROWTH PORTFOLIO SERVICE CLASS 2 (3/17/2003)
Accumulation unit value at beginning of period                                               $   1.47   $  1.41   $   1.38   $  1.00
Accumulation unit value at end of period                                                     $   1.54   $  1.47   $   1.41   $  1.38
Number of accumulation units outstanding at end of period (000 omitted)                             5         4         --        --
------------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP INVESTMENT GRADE BOND PORTFOLIO SERVICE CLASS 2 (11/15/2004)
Accumulation unit value at beginning of period                                               $   1.01   $  1.00   $   1.00        --
Accumulation unit value at end of period                                                     $   1.04   $  1.01   $   1.00        --
Number of accumulation units outstanding at end of period (000 omitted)                           416       269         --        --
------------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2 (3/17/2003)
Accumulation unit value at beginning of period                                               $   2.12   $  1.82   $   1.48   $  1.00
Accumulation unit value at end of period                                                     $   2.35   $  2.12   $   1.82   $  1.48
Number of accumulation units outstanding at end of period (000 omitted)                           181       124         64        22
------------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP OVERSEAS PORTFOLIO SERVICE CLASS 2 (3/17/2003)
Accumulation unit value at beginning of period                                               $   2.06   $  1.76   $   1.57   $  1.00
Accumulation unit value at end of period                                                     $   2.39   $  2.06   $   1.76   $  1.57
Number of accumulation units outstanding at end of period (000 omitted)                            12         9          1        --
------------------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN INCOME SECURITIES FUND - CLASS 2 (11/15/2004)
Accumulation unit value at beginning of period                                               $   1.03   $  1.03   $   1.00        --
Accumulation unit value at end of period                                                     $   1.21   $  1.03   $   1.03        --
Number of accumulation units outstanding at end of period (000 omitted)                            --        --         --        --
------------------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN GLOBAL REAL ESTATE SECURITIES FUND - CLASS 2 (3/17/2003)
(PREVIOUSLY FTVIPT FRANKLIN REAL ESTATE FUND - CLASS 2)
Accumulation unit value at beginning of period                                               $   1.96   $  1.75   $   1.35   $  1.00
Accumulation unit value at end of period                                                     $   2.34   $  1.96   $   1.75   $  1.35
Number of accumulation units outstanding at end of period (000 omitted)                            53        52         32         9
------------------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN RISING DIVIDENDS SECURITIES FUND - CLASS 2 (11/15/2004)
Accumulation unit value at beginning of period                                               $   1.05   $  1.03   $   1.00        --
Accumulation unit value at end of period                                                     $   1.21   $  1.05   $   1.03        --
Number of accumulation units outstanding at end of period (000 omitted)                            --        --         --        --
------------------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL CAP VALUE SECURITIES FUND - CLASS 2 (3/17/2003)
Accumulation unit value at beginning of period                                               $   1.94   $  1.81   $   1.48   $  1.00
Accumulation unit value at end of period                                                     $   2.24   $  1.94   $   1.81   $  1.48
Number of accumulation units outstanding at end of period (000 omitted)                            19        19         11         4
------------------------------------------------------------------------------------------------------------------------------------



RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2 - 33

VARIABLE ACCOUNT CHARGES OF 1.30% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)

YEAR ENDED DEC. 31,                                                                              2006      2005       2004      2003
------------------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL-MID CAP GROWTH SECURITIES FUND - CLASS 2 (3/17/2003)
Accumulation unit value at beginning of period                                               $   1.67   $  1.61   $   1.47   $  1.00
Accumulation unit value at end of period                                                     $   1.79   $  1.67   $   1.61   $  1.47
Number of accumulation units outstanding at end of period (000 omitted)                            80        67         25        16
------------------------------------------------------------------------------------------------------------------------------------
FTVIPT MUTUAL SHARES SECURITIES FUND - CLASS 2 (3/17/2003)
Accumulation unit value at beginning of period                                               $   1.55   $  1.42   $   1.27   $  1.00
Accumulation unit value at end of period                                                     $   1.81   $  1.55   $   1.42   $  1.27
Number of accumulation units outstanding at end of period (000 omitted)                           115       111         44         1
------------------------------------------------------------------------------------------------------------------------------------
FTVIPT TEMPLETON FOREIGN SECURITIES FUND - CLASS 2 (3/17/2003)
Accumulation unit value at beginning of period                                               $   1.82   $  1.67   $   1.43   $  1.00
Accumulation unit value at end of period                                                     $   2.18   $  1.82   $   1.67   $  1.43
Number of accumulation units outstanding at end of period (000 omitted)                            26        26         14         1
------------------------------------------------------------------------------------------------------------------------------------
FTVIPT TEMPLETON GLOBAL INCOME SECURITIES FUND - CLASS 2 (11/15/2004)
Accumulation unit value at beginning of period                                               $   1.00   $  1.05   $   1.00        --
Accumulation unit value at end of period                                                     $   1.11   $  1.00   $   1.05        --
Number of accumulation units outstanding at end of period (000 omitted)                           155        92          1        --
------------------------------------------------------------------------------------------------------------------------------------
FTVIPT TEMPLETON GROWTH SECURITIES FUND - CLASS 2 (11/15/2004)
Accumulation unit value at beginning of period                                               $   1.12   $  1.04   $   1.00        --
Accumulation unit value at end of period                                                     $   1.35   $  1.12   $   1.04        --
Number of accumulation units outstanding at end of period (000 omitted)                            --        --         --        --
------------------------------------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT MID CAP VALUE FUND - INSTITUTIONAL SHARES (11/15/2004)
Accumulation unit value at beginning of period                                               $   1.16   $  1.04   $   1.00        --
Accumulation unit value at end of period                                                     $   1.33   $  1.16   $   1.04        --
Number of accumulation units outstanding at end of period (000 omitted)                           188        84          2        --
------------------------------------------------------------------------------------------------------------------------------------
MFS(R) INVESTORS GROWTH STOCK SERIES - SERVICE CLASS (3/17/2003)
Accumulation unit value at beginning of period                                               $   1.39   $  1.35   $   1.25   $  1.00
Accumulation unit value at end of period                                                     $   1.47   $  1.39   $   1.35   $  1.25
Number of accumulation units outstanding at end of period (000 omitted)                             6         6          6         4
------------------------------------------------------------------------------------------------------------------------------------
MFS(R) NEW DISCOVERY SERIES - SERVICE CLASS (3/17/2003)
Accumulation unit value at beginning of period                                               $   1.52   $  1.47   $   1.40   $  1.00
Accumulation unit value at end of period                                                     $   1.70   $  1.52   $   1.47   $  1.40
Number of accumulation units outstanding at end of period (000 omitted)                             2         2          2         1
------------------------------------------------------------------------------------------------------------------------------------
MFS(R) TOTAL RETURN SERIES - SERVICE CLASS (3/17/2003)
Accumulation unit value at beginning of period                                               $   1.30   $  1.29   $   1.17   $  1.00
Accumulation unit value at end of period                                                     $   1.43   $  1.30   $   1.29   $  1.17
Number of accumulation units outstanding at end of period (000 omitted)                            16        16         12         6
------------------------------------------------------------------------------------------------------------------------------------
MFS(R) UTILITIES SERIES - SERVICE CLASS (3/17/2003)
Accumulation unit value at beginning of period                                               $   1.96   $  1.71   $   1.33   $  1.00
Accumulation unit value at end of period                                                     $   2.54   $  1.96   $   1.71   $  1.33
Number of accumulation units outstanding at end of period (000 omitted)                             2         1         --        --
------------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER CAPITAL APPRECIATION FUND/VA, SERVICE SHARES (3/17/2003)
Accumulation unit value at beginning of period                                               $   1.48   $  1.43   $   1.36   $  1.00
Accumulation unit value at end of period                                                     $   1.57   $  1.48   $   1.43   $  1.36
Number of accumulation units outstanding at end of period (000 omitted)                           299       199         32         8
------------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES (3/17/2003)
Accumulation unit value at beginning of period                                               $   2.04   $  1.81   $   1.54   $  1.00
Accumulation unit value at end of period                                                     $   2.36   $  2.04   $   1.81   $  1.54
Number of accumulation units outstanding at end of period (000 omitted)                             7         7          6        --
------------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER HIGH INCOME FUND/VA, SERVICE SHARES (3/17/2003)
Accumulation unit value at beginning of period                                               $   1.27   $  1.27   $   1.18   $  1.00
Accumulation unit value at end of period                                                     $   1.37   $  1.27   $   1.27   $  1.18
Number of accumulation units outstanding at end of period (000 omitted)                             8         8          8         1
------------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL CAP FUND/VA, SERVICE SHARES (3/17/2003)
Accumulation unit value at beginning of period                                               $   1.95   $  1.80   $   1.53   $  1.00
Accumulation unit value at end of period                                                     $   2.21   $  1.95   $   1.80   $  1.53
Number of accumulation units outstanding at end of period (000 omitted)                            25        21         15         5
------------------------------------------------------------------------------------------------------------------------------------



34 - RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

VARIABLE ACCOUNT CHARGES OF 1.30% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)

YEAR ENDED DEC. 31,                                                                              2006      2005       2004      2003
------------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER STRATEGIC BOND FUND/VA, SERVICE SHARES (3/17/2003)
Accumulation unit value at beginning of period                                               $   1.22   $  1.21   $   1.13   $  1.00
Accumulation unit value at end of period                                                     $   1.29   $  1.22   $   1.21   $  1.13
Number of accumulation units outstanding at end of period (000 omitted)                           367       272         42         2
------------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT GROWTH AND INCOME FUND - CLASS IB SHARES (3/17/2003)
Accumulation unit value at beginning of period                                               $   1.52   $  1.47   $   1.34   $  1.00
Accumulation unit value at end of period                                                     $   1.74   $  1.52   $   1.47   $  1.34
Number of accumulation units outstanding at end of period (000 omitted)                            --        --         --        --
------------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT HEALTH SCIENCES FUND - CLASS IB SHARES (11/15/2004)
Accumulation unit value at beginning of period                                               $   1.16   $  1.04   $   1.00        --
Accumulation unit value at end of period                                                     $   1.18   $  1.16   $   1.04        --
Number of accumulation units outstanding at end of period (000 omitted)                            --        --         --        --
------------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT INTERNATIONAL EQUITY FUND - CLASS IB SHARES (3/17/2003)
Accumulation unit value at beginning of period                                               $   1.77   $  1.60   $   1.39   $  1.00
Accumulation unit value at end of period                                                     $   2.23   $  1.77   $   1.60   $  1.39
Number of accumulation units outstanding at end of period (000 omitted)                            --        --         --        --
------------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT RESEARCH FUND - CLASS IB SHARES (3/17/2003)
Accumulation unit value at beginning of period                                               $   1.46   $  1.41   $   1.33   $  1.00
Accumulation unit value at end of period                                                     $   1.61   $  1.46   $   1.41   $  1.33
Number of accumulation units outstanding at end of period (000 omitted)                            --        --         --        --
------------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT SMALL CAP VALUE FUND - CLASS IB SHARES (11/15/2004)
Accumulation unit value at beginning of period                                               $   1.11   $  1.05   $   1.00        --
Accumulation unit value at end of period                                                     $   1.29   $  1.11   $   1.05        --
Number of accumulation units outstanding at end of period (000 omitted)                             7        --         --        --
------------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT VISTA FUND - CLASS IB SHARES (3/17/2003)
Accumulation unit value at beginning of period                                               $   1.77   $  1.60   $   1.37   $  1.00
Accumulation unit value at end of period                                                     $   1.85   $  1.77   $   1.60   $  1.37
Number of accumulation units outstanding at end of period (000 omitted)                             6         6          6         4
------------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - CASH MANAGEMENT FUND (3/17/2003)
Accumulation unit value at beginning of period                                               $   1.00   $  0.99   $   0.99   $  1.00
Accumulation unit value at end of period                                                     $   1.03   $  1.00   $   0.99   $  0.99
Number of accumulation units outstanding at end of period (000 omitted)                            19        19          5         5
------------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (3/17/2003)
Accumulation unit value at beginning of period                                               $   1.05   $  1.04   $   1.01   $  1.00
Accumulation unit value at end of period                                                     $   1.08   $  1.05   $   1.04   $  1.01
Number of accumulation units outstanding at end of period (000 omitted)                            18         1          1         1
------------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (3/17/2003)
Accumulation unit value at beginning of period                                               $   1.99   $  1.77   $   1.52   $  1.00
Accumulation unit value at end of period                                                     $   2.35   $  1.99   $   1.77   $  1.52
Number of accumulation units outstanding at end of period (000 omitted)                           318       136         --        --
------------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - EMERGING MARKETS FUND (11/15/2004)
Accumulation unit value at beginning of period                                               $   1.43   $  1.08   $   1.00        --
Accumulation unit value at end of period                                                     $   1.89   $  1.43   $   1.08        --
Number of accumulation units outstanding at end of period (000 omitted)                           150        71          1        --
------------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - GLOBAL INFLATION PROTECTED SECURITIES FUND (5/1/2006)
Accumulation unit value at beginning of period                                               $   1.00        --         --        --
Accumulation unit value at end of period                                                     $   1.03        --         --        --
Number of accumulation units outstanding at end of period (000 omitted)                            13        --         --        --
------------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - GROWTH FUND (3/17/2003)
Accumulation unit value at beginning of period                                               $   1.43   $  1.33   $   1.25   $  1.00
Accumulation unit value at end of period                                                     $   1.57   $  1.43   $   1.33   $  1.25
Number of accumulation units outstanding at end of period (000 omitted)                            --        --         --        --
------------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - HIGH YIELD BOND FUND (11/15/2004)
Accumulation unit value at beginning of period                                               $   1.04   $  1.01   $   1.00        --
Accumulation unit value at end of period                                                     $   1.13   $  1.04   $   1.01        --
Number of accumulation units outstanding at end of period (000 omitted)                            79        68         --        --
------------------------------------------------------------------------------------------------------------------------------------



RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2 - 35

VARIABLE ACCOUNT CHARGES OF 1.30% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)

YEAR ENDED DEC. 31,                                                                             2006      2005      2004      2003
----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - INCOME OPPORTUNITIES FUND (11/15/2004)
Accumulation unit value at beginning of period                                               $  1.03   $  1.01   $  1.00        --
Accumulation unit value at end of period                                                     $  1.09   $  1.03   $  1.01        --
Number of accumulation units outstanding at end of period (000 omitted)                            8        --        --        --
----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - INTERNATIONAL OPPORTUNITY FUND (11/15/2004)
Accumulation unit value at beginning of period                                               $  1.19   $  1.06   $  1.00        --
Accumulation unit value at end of period                                                     $  1.46   $  1.19   $  1.06        --
Number of accumulation units outstanding at end of period (000 omitted)                           --        --        --        --
----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - LARGE CAP EQUITY FUND (11/15/2004)
Accumulation unit value at beginning of period                                               $  1.08   $  1.03   $  1.00        --
Accumulation unit value at end of period                                                     $  1.23   $  1.08   $  1.03        --
Number of accumulation units outstanding at end of period (000 omitted)                           45        57         5        --
----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - LARGE CAP VALUE FUND (11/15/2004)
Accumulation unit value at beginning of period                                               $  1.06   $  1.03   $  1.00        --
Accumulation unit value at end of period                                                     $  1.25   $  1.06   $  1.03        --
Number of accumulation units outstanding at end of period (000 omitted)                           --        --        --        --
----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - MID CAP GROWTH FUND (11/15/2004)
Accumulation unit value at beginning of period                                               $  1.13   $  1.04   $  1.00        --
Accumulation unit value at end of period                                                     $  1.11   $  1.13   $  1.04        --
Number of accumulation units outstanding at end of period (000 omitted)                           --        --        --        --
----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - S&P 500 INDEX FUND (3/17/2003)
Accumulation unit value at beginning of period                                               $  1.49   $  1.45   $  1.33   $  1.00
Accumulation unit value at end of period                                                     $  1.70   $  1.49   $  1.45   $  1.33
Number of accumulation units outstanding at end of period (000 omitted)                           79        80        49         3
----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - SELECT VALUE FUND (11/15/2004)
Accumulation unit value at beginning of period                                               $  1.03   $  1.04   $  1.00        --
Accumulation unit value at end of period                                                     $  1.18   $  1.03   $  1.04        --
Number of accumulation units outstanding at end of period (000 omitted)                           --        --        --        --
----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND (3/17/2003)
Accumulation unit value at beginning of period                                               $  0.99   $  0.99   $  0.99   $  1.00
Accumulation unit value at end of period                                                     $  1.02   $  0.99   $  0.99   $  0.99
Number of accumulation units outstanding at end of period (000 omitted)                          106       109        32         1
----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - SMALL CAP VALUE FUND (3/17/2003)
Accumulation unit value at beginning of period                                               $  1.85   $  1.77   $  1.50   $  1.00
Accumulation unit value at end of period                                                     $  2.20   $  1.85   $  1.77   $  1.50
Number of accumulation units outstanding at end of period (000 omitted)                          157        76         2        --
----------------------------------------------------------------------------------------------------------------------------------
VAN KAMPEN LIFE INVESTMENT TRUST COMSTOCK PORTFOLIO, CLASS II SHARES (11/15/2004)
Accumulation unit value at beginning of period                                               $  1.06   $  1.03   $  1.00        --
Accumulation unit value at end of period                                                     $  1.21   $  1.06   $  1.03        --
Number of accumulation units outstanding at end of period (000 omitted)                          707       335         6        --
----------------------------------------------------------------------------------------------------------------------------------
VAN KAMPEN UIF U.S. REAL ESTATE PORTFOLIO, CLASS II SHARES (11/15/2004)
Accumulation unit value at beginning of period                                               $  1.21   $  1.05   $  1.00        --
Accumulation unit value at end of period                                                     $  1.65   $  1.21   $  1.05        --
Number of accumulation units outstanding at end of period (000 omitted)                           13        14        --        --
----------------------------------------------------------------------------------------------------------------------------------
WANGER INTERNATIONAL SMALL CAP (11/15/2004)
Accumulation unit value at beginning of period                                               $  1.30   $  1.09   $  1.00        --
Accumulation unit value at end of period                                                     $  1.76   $  1.30   $  1.09        --
Number of accumulation units outstanding at end of period (000 omitted)                          187       100         2        --
----------------------------------------------------------------------------------------------------------------------------------
WANGER U.S. SMALLER COMPANIES (11/15/2004)
Accumulation unit value at beginning of period                                               $  1.14   $  1.04   $  1.00        --
Accumulation unit value at end of period                                                     $  1.22   $  1.14   $  1.04        --
Number of accumulation units outstanding at end of period (000 omitted)                          174        79         1        --
----------------------------------------------------------------------------------------------------------------------------------



36 - RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

VARIABLE ACCOUNT CHARGES OF 1.35% OF THE DAILY NET ASSETS OF THE VARIABLE
ACCOUNT.

YEAR ENDED DEC. 31,                                                                             2006      2005      2004      2003
----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. BASIC VALUE FUND, SERIES II SHARES (3/17/2003)
Accumulation unit value at beginning of period                                               $  1.65   $  1.59   $  1.45   $  1.00
Accumulation unit value at end of period                                                     $  1.84   $  1.65   $  1.59   $  1.45
Number of accumulation units outstanding at end of period (000 omitted)                          256       245       136        19
----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES (3/17/2003)
Accumulation unit value at beginning of period                                               $  1.72   $  1.60   $  1.41   $  1.00
Accumulation unit value at end of period                                                     $  1.98   $  1.72   $  1.60   $  1.41
Number of accumulation units outstanding at end of period (000 omitted)                           45        46        44        15
----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. CORE EQUITY FUND, SERIES II SHARES (4/28/2006)
Accumulation unit value at beginning of period                                               $  1.00        --        --        --
Accumulation unit value at end of period                                                     $  1.08        --        --        --
Number of accumulation units outstanding at end of period (000 omitted)                           --        --        --        --
----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. MID CAP CORE EQUITY FUND, SERIES II SHARES (11/15/2004)
Accumulation unit value at beginning of period                                               $  1.09   $  1.03   $  1.00        --
Accumulation unit value at end of period                                                     $  1.19   $  1.09   $  1.03        --
Number of accumulation units outstanding at end of period (000 omitted)                           58        56        11        --
----------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS BALANCED SHARES PORTFOLIO (CLASS B) (3/17/2003)
Accumulation unit value at beginning of period                                               $  1.32   $  1.29   $  1.20   $  1.00
Accumulation unit value at end of period                                                     $  1.45   $  1.32   $  1.29   $  1.20
Number of accumulation units outstanding at end of period (000 omitted)                           66        65        65        49
----------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GLOBAL TECHNOLOGY PORTFOLIO (CLASS B) (3/17/2003)
Accumulation unit value at beginning of period                                               $  1.49   $  1.46   $  1.41   $  1.00
Accumulation unit value at end of period                                                     $  1.60   $  1.49   $  1.46   $  1.41
Number of accumulation units outstanding at end of period (000 omitted)                           12        12        12         8
----------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO (CLASS B) (3/17/2003)
Accumulation unit value at beginning of period                                               $  1.56   $  1.51   $  1.37   $  1.00
Accumulation unit value at end of period                                                     $  1.80   $  1.56   $  1.51   $  1.37
Number of accumulation units outstanding at end of period (000 omitted)                          234       229       227        35
----------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS INTERNATIONAL VALUE PORTFOLIO (CLASS B) (11/15/2004)
Accumulation unit value at beginning of period                                               $  1.21   $  1.05   $  1.00        --
Accumulation unit value at end of period                                                     $  1.62   $  1.21   $  1.05        --
Number of accumulation units outstanding at end of period (000 omitted)                          378       220        16        --
----------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS LARGE CAP GROWTH PORTFOLIO (CLASS B) (3/17/2003)
Accumulation unit value at beginning of period                                               $  1.55   $  1.37   $  1.28   $  1.00
Accumulation unit value at end of period                                                     $  1.52   $  1.55   $  1.37   $  1.28
Number of accumulation units outstanding at end of period (000 omitted)                           29        27        35         2
----------------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP INFLATION PROTECTION, CLASS II (11/15/2004)
Accumulation unit value at beginning of period                                               $  1.01   $  1.01   $  1.00        --
Accumulation unit value at end of period                                                     $  1.01   $  1.01   $  1.01        --
Number of accumulation units outstanding at end of period (000 omitted)                          439       315        16        --
----------------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP INTERNATIONAL, CLASS II (11/15/2004)
Accumulation unit value at beginning of period                                               $  1.18   $  1.06   $  1.00        --
Accumulation unit value at end of period                                                     $  1.45   $  1.18   $  1.06        --
Number of accumulation units outstanding at end of period (000 omitted)                           --        --        --        --
----------------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP ULTRA(R), CLASS II (11/15/2004)
Accumulation unit value at beginning of period                                               $  1.04   $  1.03   $  1.00        --
Accumulation unit value at end of period                                                     $  0.99   $  1.04   $  1.03        --
Number of accumulation units outstanding at end of period (000 omitted)                          935       387        37        --
----------------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP VALUE, CLASS II (11/15/2004)
Accumulation unit value at beginning of period                                               $  1.07   $  1.04   $  1.00        --
Accumulation unit value at end of period                                                     $  1.25   $  1.07   $  1.04        --
Number of accumulation units outstanding at end of period (000 omitted)                           28        --        --        --
----------------------------------------------------------------------------------------------------------------------------------
COLUMBIA HIGH YIELD FUND, VARIABLE SERIES, CLASS B (4/28/2006)
Accumulation unit value at beginning of period                                               $  1.00        --        --        --
Accumulation unit value at end of period                                                     $  1.07        --        --        --
Number of accumulation units outstanding at end of period (000 omitted)                          101        --        --        --
----------------------------------------------------------------------------------------------------------------------------------



RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2 - 37

VARIABLE ACCOUNT CHARGES OF 1.35% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)

YEAR ENDED DEC. 31,                                                                       2006        2005        2004        2003
----------------------------------------------------------------------------------------------------------------------------------
COLUMBIA SMALL CAP VALUE FUND, VARIABLE SERIES, CLASS B (11/15/2004)
Accumulation unit value at beginning of period                                       $    1.10    $   1.06   $    1.00          --
Accumulation unit value at end of period                                             $    1.29    $   1.10   $    1.06          --
Number of accumulation units outstanding at end of period (000 omitted)                     --          --          --          --
----------------------------------------------------------------------------------------------------------------------------------
DREYFUS INVESTMENT PORTFOLIOS MIDCAP STOCK PORTFOLIO, SERVICE SHARES (11/15/2004)
Accumulation unit value at beginning of period                                       $    1.12    $   1.04   $    1.00          --
Accumulation unit value at end of period                                             $    1.19    $   1.12   $    1.04          --
Number of accumulation units outstanding at end of period (000 omitted)                      7           7          --          --
----------------------------------------------------------------------------------------------------------------------------------
DREYFUS INVESTMENT PORTFOLIOS TECHNOLOGY GROWTH PORTFOLIO, SERVICE SHARES (11/15/2004)
Accumulation unit value at beginning of period                                       $    1.05    $   1.02   $    1.00          --
Accumulation unit value at end of period                                             $    1.07    $   1.05   $    1.02          --
Number of accumulation units outstanding at end of period (000 omitted)                    201          95          11          --
----------------------------------------------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND APPRECIATION PORTFOLIO, SERVICE SHARES (11/15/2004)
Accumulation unit value at beginning of period                                       $    1.05    $   1.02   $    1.00          --
Accumulation unit value at end of period                                             $    1.20    $   1.05   $    1.02          --
Number of accumulation units outstanding at end of period (000 omitted)                      7           8          --          --
----------------------------------------------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND INTERNATIONAL VALUE PORTFOLIO, SERVICE SHARES (11/15/2004)
Accumulation unit value at beginning of period                                       $    1.16    $   1.05   $    1.00          --
Accumulation unit value at end of period                                             $    1.40    $   1.16   $    1.05          --
Number of accumulation units outstanding at end of period (000 omitted)                     --          --          --          --
----------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO SERVICE CLASS 2 (3/17/2003)
Accumulation unit value at beginning of period                                       $    1.74    $   1.51   $    1.33   $    1.00
Accumulation unit value at end of period                                             $    1.91    $   1.74   $    1.51   $    1.33
Number of accumulation units outstanding at end of period (000 omitted)                  2,109       1,681       1,343         177
----------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP GROWTH PORTFOLIO SERVICE CLASS 2 (3/17/2003)
Accumulation unit value at beginning of period                                       $    1.46    $   1.41   $    1.38   $    1.00
Accumulation unit value at end of period                                             $    1.54    $   1.46   $    1.41   $    1.38
Number of accumulation units outstanding at end of period (000 omitted)                     79          80          80           3
----------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP INVESTMENT GRADE BOND PORTFOLIO SERVICE CLASS 2 (11/15/2004)
Accumulation unit value at beginning of period                                       $    1.01    $   1.00   $    1.00          --
Accumulation unit value at end of period                                             $    1.04    $   1.01   $    1.00          --
Number of accumulation units outstanding at end of period (000 omitted)                    323         200           6          --
----------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2 (3/17/2003)
Accumulation unit value at beginning of period                                       $    2.11    $   1.82   $    1.48   $    1.00
Accumulation unit value at end of period                                             $    2.34    $   2.11   $    1.82   $    1.48
Number of accumulation units outstanding at end of period (000 omitted)                    334         251         248          58
----------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP OVERSEAS PORTFOLIO SERVICE CLASS 2 (3/17/2003)
Accumulation unit value at beginning of period                                       $    2.06    $   1.75   $    1.57   $    1.00
Accumulation unit value at end of period                                             $    2.39    $   2.06   $    1.75   $    1.57
Number of accumulation units outstanding at end of period (000 omitted)                    167         157         112           4
----------------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN INCOME SECURITIES FUND - CLASS 2 (11/15/2004)
Accumulation unit value at beginning of period                                       $    1.03    $   1.03   $    1.00          --
Accumulation unit value at end of period                                             $    1.21    $   1.03   $    1.03          --
Number of accumulation units outstanding at end of period (000 omitted)                     --          --          --          --
----------------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN GLOBAL REAL ESTATE SECURITIES FUND - CLASS 2 (3/17/2003)
(PREVIOUSLY FTVIPT FRANKLIN REAL ESTATE FUND - CLASS 2)
Accumulation unit value at beginning of period                                       $    2.01    $   1.80   $    1.38   $    1.00
Accumulation unit value at end of period                                             $    2.40    $   2.01   $    1.80   $    1.38
Number of accumulation units outstanding at end of period (000 omitted)                     28          24          25          18
----------------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN RISING DIVIDENDS SECURITIES FUND - CLASS 2 (11/15/2004)
Accumulation unit value at beginning of period                                       $    1.05    $   1.03   $    1.00          --
Accumulation unit value at end of period                                             $    1.21    $   1.05   $    1.03          --
Number of accumulation units outstanding at end of period (000 omitted)                     --          --          --          --
----------------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL CAP VALUE SECURITIES FUND - CLASS 2 (3/17/2003)
Accumulation unit value at beginning of period                                       $    1.94    $   1.81   $    1.48   $    1.00
Accumulation unit value at end of period                                             $    2.24    $   1.94   $    1.81   $    1.48
Number of accumulation units outstanding at end of period (000 omitted)                    154         154         152           8
----------------------------------------------------------------------------------------------------------------------------------



38 - RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

VARIABLE ACCOUNT CHARGES OF 1.35% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)

YEAR ENDED DEC. 31,                                                                     2006         2005         2004        2003
----------------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL-MID CAP GROWTH SECURITIES FUND - CLASS 2 (3/17/2003)
Accumulation unit value at beginning of period                                       $  1.67      $  1.61      $  1.47      $ 1.00
Accumulation unit value at end of period                                             $  1.79      $  1.67      $  1.61      $ 1.47
Number of accumulation units outstanding at end of period (000 omitted)                  327          321          277          71
----------------------------------------------------------------------------------------------------------------------------------
FTVIPT MUTUAL SHARES SECURITIES FUND - CLASS 2 (3/17/2003)
Accumulation unit value at beginning of period                                       $  1.54      $  1.42      $  1.27      $ 1.00
Accumulation unit value at end of period                                             $  1.80      $  1.54      $  1.42      $ 1.27
Number of accumulation units outstanding at end of period (000 omitted)                  936          868          842         171
----------------------------------------------------------------------------------------------------------------------------------
FTVIPT TEMPLETON FOREIGN SECURITIES FUND - CLASS 2 (3/17/2003)
Accumulation unit value at beginning of period                                       $  1.84      $  1.70      $  1.45      $ 1.00
Accumulation unit value at end of period                                             $  2.21      $  1.84      $  1.70      $ 1.45
Number of accumulation units outstanding at end of period (000 omitted)                  137          139          135          17
----------------------------------------------------------------------------------------------------------------------------------
FTVIPT TEMPLETON GLOBAL INCOME SECURITIES FUND - CLASS 2 (11/15/2004)
Accumulation unit value at beginning of period                                       $  1.00      $  1.05      $  1.00          --
Accumulation unit value at end of period                                             $  1.11      $  1.00      $  1.05          --
Number of accumulation units outstanding at end of period (000 omitted)                  257          120            5          --
----------------------------------------------------------------------------------------------------------------------------------
FTVIPT TEMPLETON GROWTH SECURITIES FUND - CLASS 2 (11/15/2004)
Accumulation unit value at beginning of period                                       $  1.12      $  1.04      $  1.00          --
Accumulation unit value at end of period                                             $  1.35      $  1.12      $  1.04          --
Number of accumulation units outstanding at end of period (000 omitted)                   --          --            --          --
----------------------------------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT MID CAP VALUE FUND - INSTITUTIONAL SHARES (11/15/2004)
Accumulation unit value at beginning of period                                       $  1.16      $  1.04      $  1.00          --
Accumulation unit value at end of period                                             $  1.33      $  1.16      $  1.04          --
Number of accumulation units outstanding at end of period (000 omitted)                  425          200           20          --
----------------------------------------------------------------------------------------------------------------------------------
MFS(R) INVESTORS GROWTH STOCK SERIES - SERVICE CLASS (3/17/2003)
Accumulation unit value at beginning of period                                       $  1.39      $  1.35      $  1.25      $ 1.00
Accumulation unit value at end of period                                             $  1.47      $  1.39      $  1.35      $ 1.25
Number of accumulation units outstanding at end of period (000 omitted)                   87           80           78          --
----------------------------------------------------------------------------------------------------------------------------------
MFS(R) NEW DISCOVERY SERIES - SERVICE CLASS (3/17/2003)
Accumulation unit value at beginning of period                                       $  1.52      $  1.47      $  1.40      $ 1.00
Accumulation unit value at end of period                                             $  1.70      $  1.52      $  1.47      $ 1.40
Number of accumulation units outstanding at end of period (000 omitted)                   83           82           70          --
----------------------------------------------------------------------------------------------------------------------------------
MFS(R) TOTAL RETURN SERIES - SERVICE CLASS (3/17/2003)
Accumulation unit value at beginning of period                                       $  1.30      $  1.28      $  1.17      $ 1.00
Accumulation unit value at end of period                                             $  1.43      $  1.30      $  1.28      $ 1.17
Number of accumulation units outstanding at end of period (000 omitted)                1,378        1,378        1,360         227
----------------------------------------------------------------------------------------------------------------------------------
MFS(R) UTILITIES SERIES - SERVICE CLASS (3/17/2003)
Accumulation unit value at beginning of period                                       $  1.96      $  1.70      $  1.33      $ 1.00
Accumulation unit value at end of period                                             $  2.53      $  1.96      $  1.70      $ 1.33
Number of accumulation units outstanding at end of period (000 omitted)                    2            2            2          --
----------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER CAPITAL APPRECIATION FUND/VA, SERVICE SHARES (3/17/2003)
Accumulation unit value at beginning of period                                       $  1.48      $  1.43      $  1.36      $ 1.00
Accumulation unit value at end of period                                             $  1.57      $  1.48      $  1.43      $ 1.36
Number of accumulation units outstanding at end of period (000 omitted)                1,092          952          756         166
----------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES (3/17/2003)
Accumulation unit value at beginning of period                                       $  2.04      $  1.81      $  1.54      $ 1.00
Accumulation unit value at end of period                                             $  2.36      $  2.04      $  1.81      $ 1.54
Number of accumulation units outstanding at end of period (000 omitted)                   84           60           54           1
----------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER HIGH INCOME FUND/VA, SERVICE SHARES (3/17/2003)
Accumulation unit value at beginning of period                                       $  1.27      $  1.26      $  1.18      $ 1.00
Accumulation unit value at end of period                                             $  1.37      $  1.27      $  1.26      $ 1.18
Number of accumulation units outstanding at end of period (000 omitted)                   48           44           47          26
----------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL CAP FUND/VA, SERVICE SHARES (3/17/2003)
Accumulation unit value at beginning of period                                       $  1.95      $  1.80      $  1.53      $ 1.00
Accumulation unit value at end of period                                             $  2.20      $  1.95      $  1.80      $ 1.53
Number of accumulation units outstanding at end of period (000 omitted)                  235          225          225          28
----------------------------------------------------------------------------------------------------------------------------------



RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2 - 39

VARIABLE ACCOUNT CHARGES OF 1.35% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)

YEAR ENDED DEC. 31,                                                                             2006       2005      2004      2003
-----------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER STRATEGIC BOND FUND/VA, SERVICE SHARES (3/17/2003)
Accumulation unit value at beginning of period                                              $   1.22   $   1.21   $  1.13   $  1.00
Accumulation unit value at end of period                                                    $   1.29   $   1.22   $  1.21   $  1.13
Number of accumulation units outstanding at end of period (000 omitted)                        1,014        877       569       137
-----------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT GROWTH AND INCOME FUND - CLASS IB SHARES (3/17/2003)
Accumulation unit value at beginning of period                                              $   1.52   $   1.47   $  1.34   $  1.00
Accumulation unit value at end of period                                                    $   1.74   $   1.52   $  1.47   $  1.34
Number of accumulation units outstanding at end of period (000 omitted)                           17         17        17         7
-----------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT HEALTH SCIENCES FUND - CLASS IB SHARES (11/15/2004)
Accumulation unit value at beginning of period                                              $   1.16   $   1.04   $  1.00        --
Accumulation unit value at end of period                                                    $   1.17   $   1.16   $  1.04        --
Number of accumulation units outstanding at end of period (000 omitted)                           --         --        --        --
-----------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT INTERNATIONAL EQUITY FUND - CLASS IB SHARES (3/17/2003)
Accumulation unit value at beginning of period                                              $   1.76   $   1.59   $  1.39   $  1.00
Accumulation unit value at end of period                                                    $   2.22   $   1.76   $  1.59   $  1.39
Number of accumulation units outstanding at end of period (000 omitted)                            6          6         5         2
-----------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT RESEARCH FUND - CLASS IB SHARES (3/17/2003)
Accumulation unit value at beginning of period                                              $   1.46   $   1.41   $  1.33   $  1.00
Accumulation unit value at end of period                                                    $   1.61   $   1.46   $  1.41   $  1.33
Number of accumulation units outstanding at end of period (000 omitted)                           --         --        --        --
-----------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT SMALL CAP VALUE FUND - CLASS IB SHARES (11/15/2004)
Accumulation unit value at beginning of period                                              $   1.11   $   1.05   $  1.00        --
Accumulation unit value at end of period                                                    $   1.29   $   1.11   $  1.05        --
Number of accumulation units outstanding at end of period (000 omitted)                          100         --        --        --
-----------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT VISTA FUND - CLASS IB SHARES (3/17/2003)
Accumulation unit value at beginning of period                                              $   1.77   $   1.60   $  1.37   $  1.00
Accumulation unit value at end of period                                                    $   1.84   $   1.77   $  1.60   $  1.37
Number of accumulation units outstanding at end of period (000 omitted)                            1          1         1         1
-----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - CASH MANAGEMENT FUND (3/17/2003)
Accumulation unit value at beginning of period                                              $   1.00   $   0.98   $  0.99   $  1.00
Accumulation unit value at end of period                                                    $   1.03   $   1.00   $  0.98   $  0.99
Number of accumulation units outstanding at end of period (000 omitted)                           40        199       174         5
-----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (3/17/2003)
Accumulation unit value at beginning of period                                              $   1.05   $   1.04   $  1.01   $  1.00
Accumulation unit value at end of period                                                    $   1.08   $   1.05   $  1.04   $  1.01
Number of accumulation units outstanding at end of period (000 omitted)                          601        320       332       119
-----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (3/17/2003)
Accumulation unit value at beginning of period                                              $   1.98   $   1.77   $  1.52   $  1.00
Accumulation unit value at end of period                                                    $   2.34   $   1.98   $  1.77   $  1.52
Number of accumulation units outstanding at end of period (000 omitted)                          457        183        20        14
-----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - EMERGING MARKETS FUND (11/15/2004)
Accumulation unit value at beginning of period                                              $   1.43   $   1.08   $  1.00        --
Accumulation unit value at end of period                                                    $   1.89   $   1.43   $  1.08        --
Number of accumulation units outstanding at end of period (000 omitted)                          260        146        16        --
-----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - GLOBAL INFLATION PROTECTED SECURITIES FUND (5/1/2006)
Accumulation unit value at beginning of period                                              $   1.00        --         --        --
Accumulation unit value at end of period                                                    $   1.03        --         --        --
Number of accumulation units outstanding at end of period (000 omitted)                          170        --         --        --
-----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - GROWTH FUND (3/17/2003)
Accumulation unit value at beginning of period                                              $   1.43   $   1.33   $  1.25   $  1.00
Accumulation unit value at end of period                                                    $   1.57   $   1.43   $  1.33   $  1.25
Number of accumulation units outstanding at end of period (000 omitted)                           13         13        13        13
-----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - HIGH YIELD BOND FUND (11/15/2004)
Accumulation unit value at beginning of period                                              $   1.04   $   1.01   $  1.00        --
Accumulation unit value at end of period                                                    $   1.13   $   1.04   $  1.01        --
Number of accumulation units outstanding at end of period (000 omitted)                           30         17        --        --
-----------------------------------------------------------------------------------------------------------------------------------



40 - RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

VARIABLE ACCOUNT CHARGES OF 1.35% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)

YEAR ENDED DEC. 31,                                                                             2006       2005      2004      2003
-----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - INCOME OPPORTUNITIES FUND (11/15/2004)
Accumulation unit value at beginning of period                                              $   1.03   $   1.01   $  1.00        --
Accumulation unit value at end of period                                                    $   1.09   $   1.03   $  1.01        --
Number of accumulation units outstanding at end of period (000 omitted)                           92         --        --        --
-----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - INTERNATIONAL OPPORTUNITY FUND (11/15/2004)
Accumulation unit value at beginning of period                                              $   1.19   $   1.06   $  1.00        --
Accumulation unit value at end of period                                                    $   1.46   $   1.19   $  1.06        --
Number of accumulation units outstanding at end of period (000 omitted)                           --         --        --        --
-----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - LARGE CAP EQUITY FUND (11/15/2004)
Accumulation unit value at beginning of period                                              $   1.08   $   1.03   $  1.00        --
Accumulation unit value at end of period                                                    $   1.23   $   1.08   $  1.03        --
Number of accumulation units outstanding at end of period (000 omitted)                          277        276        37        --
-----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - LARGE CAP VALUE FUND (11/15/2004)
Accumulation unit value at beginning of period                                              $   1.06   $   1.03   $  1.00        --
Accumulation unit value at end of period                                                    $   1.25   $   1.06   $  1.03        --
Number of accumulation units outstanding at end of period (000 omitted)                           --         --        --        --
-----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - MID CAP GROWTH FUND (11/15/2004)
Accumulation unit value at beginning of period                                              $   1.13   $   1.04   $  1.00        --
Accumulation unit value at end of period                                                    $   1.11   $   1.13   $  1.04        --
Number of accumulation units outstanding at end of period (000 omitted)                           --         --        --        --
-----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - S&P 500 INDEX FUND (3/17/2003)
Accumulation unit value at beginning of period                                              $   1.49   $   1.45   $  1.33   $  1.00
Accumulation unit value at end of period                                                    $   1.69   $   1.49   $  1.45   $  1.33
Number of accumulation units outstanding at end of period (000 omitted)                          469        465       433        72
-----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - SELECT VALUE FUND (11/15/2004)
Accumulation unit value at beginning of period                                              $   1.03   $   1.04   $  1.00        --
Accumulation unit value at end of period                                                    $   1.18   $   1.03   $  1.04        --
Number of accumulation units outstanding at end of period (000 omitted)                           --         --        --        --
-----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND (3/17/2003)
Accumulation unit value at beginning of period                                              $   0.99   $   0.99   $  0.99   $  1.00
Accumulation unit value at end of period                                                    $   1.01   $   0.99   $  0.99   $  0.99
Number of accumulation units outstanding at end of period (000 omitted)                          502        485       348       271
-----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - SMALL CAP VALUE FUND (3/17/2003)
Accumulation unit value at beginning of period                                              $   1.85   $   1.77   $  1.49   $  1.00
Accumulation unit value at end of period                                                    $   2.19   $   1.85   $  1.77   $  1.49
Number of accumulation units outstanding at end of period (000 omitted)                          285        204        36         4
-----------------------------------------------------------------------------------------------------------------------------------
VAN KAMPEN LIFE INVESTMENT TRUST COMSTOCK PORTFOLIO, CLASS II SHARES (11/15/2004)
Accumulation unit value at beginning of period                                              $   1.06   $   1.03   $  1.00        --
Accumulation unit value at end of period                                                    $   1.21   $   1.06   $  1.03        --
Number of accumulation units outstanding at end of period (000 omitted)                        1,213        648        56        --
-----------------------------------------------------------------------------------------------------------------------------------
VAN KAMPEN UIF U.S. REAL ESTATE PORTFOLIO, CLASS II SHARES (11/15/2004)
Accumulation unit value at beginning of period                                              $   1.21   $   1.05   $  1.00        --
Accumulation unit value at end of period                                                    $   1.65   $   1.21   $  1.05        --
Number of accumulation units outstanding at end of period (000 omitted)                            7          2         1        --
-----------------------------------------------------------------------------------------------------------------------------------
WANGER INTERNATIONAL SMALL CAP (11/15/2004)
Accumulation unit value at beginning of period                                              $   1.30   $   1.09   $  1.00        --
Accumulation unit value at end of period                                                    $   1.76   $   1.30   $  1.09        --
Number of accumulation units outstanding at end of period (000 omitted)                          362        220        22        --
-----------------------------------------------------------------------------------------------------------------------------------
WANGER U.S. SMALLER COMPANIES (11/15/2004)
Accumulation unit value at beginning of period                                              $   1.14   $   1.04   $  1.00        --
Accumulation unit value at end of period                                                    $   1.21   $   1.14   $  1.04        --
Number of accumulation units outstanding at end of period (000 omitted)                          253        146        15        --
-----------------------------------------------------------------------------------------------------------------------------------



RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2 - 41

VARIABLE ACCOUNT CHARGES OF 1.40% OF THE DAILY NET ASSETS OF THE VARIABLE
ACCOUNT.

YEAR ENDED DEC. 31,                                     2006    2005    2004    2003    2002    2001    2000    1999    1998    1997
------------------------------------------------------------------------------------------------------------------------------------
AIM V.I. BASIC VALUE FUND, SERIES II SHARES (3/17/2003)
Accumulation unit value at beginning of period        $ 1.65  $ 1.59  $ 1.45  $ 1.00      --      --      --      --      --      --
Accumulation unit value at end of period              $ 1.84  $ 1.65  $ 1.59  $ 1.45      --      --      --      --      --      --
Number of accumulation units outstanding
at end of period (000 omitted)                            34      37      38      29      --      --      --      --      --      --
------------------------------------------------------------------------------------------------------------------------------------
AIM V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES (3/17/2003)
Accumulation unit value at beginning of period        $ 1.72  $ 1.60  $ 1.41  $ 1.00      --      --      --      --      --      --
Accumulation unit value at end of period              $ 1.97  $ 1.72  $ 1.60  $ 1.41      --      --      --      --      --      --
Number of accumulation units outstanding
at end of period (000 omitted)                            --      --      --      --      --      --      --      --      --      --
------------------------------------------------------------------------------------------------------------------------------------
AIM V.I. CORE EQUITY FUND, SERIES I SHARES (11/4/1998)
Accumulation unit value at beginning of period        $ 1.11  $ 1.07  $ 1.00  $ 0.81  $ 0.98  $ 1.28  $ 1.52  $ 1.15  $ 1.00      --
Accumulation unit value at end of period              $ 1.28  $ 1.11  $ 1.07  $ 1.00  $ 0.81  $ 0.98  $ 1.28  $ 1.52  $ 1.15      --
Number of accumulation units outstanding
at end of period (000 omitted)                           719     540     627     775     866     932     724     381       6      --
------------------------------------------------------------------------------------------------------------------------------------
AIM V.I. CORE EQUITY FUND, SERIES II SHARES (4/28/2006)
Accumulation unit value at beginning of period        $ 1.00      --      --      --      --      --      --      --      --      --
Accumulation unit value at end of period              $ 1.08      --      --      --      --      --      --      --      --      --
Number of accumulation units outstanding
at end of period (000 omitted)                            --      --      --      --      --      --      --      --      --      --
------------------------------------------------------------------------------------------------------------------------------------
AIM V.I. INTERNATIONAL GROWTH FUND, SERIES I SHARES (11/4/1998)
Accumulation unit value at beginning of period        $ 1.31  $ 1.12  $ 0.92  $ 0.72  $ 0.87  $ 1.15  $ 1.59  $ 1.04  $ 1.00      --
Accumulation unit value at end of period              $ 1.65  $ 1.31  $ 1.12  $ 0.92  $ 0.72  $ 0.87  $ 1.15  $ 1.59  $ 1.04      --
Number of accumulation units outstanding
at end of period (000 omitted)                           103     154     207     258     270     344     266     230       4      --
------------------------------------------------------------------------------------------------------------------------------------
AIM V.I. MID CAP CORE EQUITY FUND, SERIES II SHARES (6/19/2006)
Accumulation unit value at beginning of period        $ 1.00      --      --      --      --      --      --      --      --      --
Accumulation unit value at end of period              $ 1.10      --      --      --      --      --      --      --      --      --
Number of accumulation units outstanding
at end of period (000 omitted)                            --      --      --      --      --      --      --      --      --      --
------------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS BALANCED SHARES PORTFOLIO (CLASS B) (3/17/2003)
Accumulation unit value at beginning of period        $ 1.28  $ 1.26  $ 1.17  $ 1.00      --      --      --      --      --      --
Accumulation unit value at end of period              $ 1.41  $ 1.28  $ 1.26  $ 1.17      --      --      --      --      --      --
Number of accumulation units outstanding
at end of period (000 omitted)                            13      13      22      --      --      --      --      --      --      --
------------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GLOBAL TECHNOLOGY PORTFOLIO (CLASS B) (3/17/2003)
Accumulation unit value at beginning of period        $ 1.49  $ 1.46  $ 1.41  $ 1.00      --      --      --      --      --      --
Accumulation unit value at end of period              $ 1.59  $ 1.49  $ 1.46  $ 1.41      --      --      --      --      --      --
Number of accumulation units outstanding
at end of period (000 omitted)                             3       4       4      --      --      --      --      --      --      --
------------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO (CLASS B) (3/17/2003)
Accumulation unit value at beginning of period        $ 1.55  $ 1.51  $ 1.37  $ 1.00      --      --      --      --      --      --
Accumulation unit value at end of period              $ 1.79  $ 1.55  $ 1.51  $ 1.37      --      --      --      --      --      --
Number of accumulation units outstanding
at end of period (000 omitted)                            19      23      15       4      --      --      --      --      --      --
------------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS INTERNATIONAL VALUE PORTFOLIO (CLASS B) (6/19/2006)
Accumulation unit value at beginning of period        $ 1.00      --      --      --      --      --      --      --      --      --
Accumulation unit value at end of period              $ 1.24      --      --      --      --      --      --      --      --      --
Number of accumulation units outstanding
at end of period (000 omitted)                            87      --      --      --      --      --      --      --      --      --
------------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS LARGE CAP GROWTH PORTFOLIO (CLASS B) (3/17/2003)
Accumulation unit value at beginning of period        $ 1.55  $ 1.36  $ 1.28  $ 1.00      --      --      --      --      --      --
Accumulation unit value at end of period              $ 1.51  $ 1.55  $ 1.36  $ 1.28      --      --      --      --      --      --
Number of accumulation units outstanding
at end of period (000 omitted)                           105     109     110      37      --      --      --      --      --      --
------------------------------------------------------------------------------------------------------------------------------------



42 - RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

VARIABLE ACCOUNT CHARGES OF 1.40% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)

YEAR ENDED DEC. 31,                                     2006    2005    2004    2003    2002    2001    2000    1999    1998    1997
------------------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP INCOME & GROWTH, CLASS I (11/4/1998)
Accumulation unit value at beginning of period        $ 1.19  $ 1.15  $ 1.03  $ 0.81  $ 1.02  $ 1.13  $ 1.28  $ 1.10  $ 1.00      --
Accumulation unit value at end of period              $ 1.37  $ 1.19  $ 1.15  $ 1.03  $ 0.81  $ 1.02  $ 1.13  $ 1.28  $ 1.10      --
Number of accumulation units outstanding
at end of period (000 omitted)                           190     239     256     318     389     403     278     180       8      --
------------------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP INFLATION PROTECTION, CLASS II (6/19/2006)
Accumulation unit value at beginning of period        $ 1.00      --      --      --      --      --      --      --      --      --
Accumulation unit value at end of period              $ 1.02      --      --      --      --      --      --      --      --      --
Number of accumulation units outstanding
at end of period (000 omitted)                            --      --      --      --      --      --      --      --      --      --
------------------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP INTERNATIONAL, CLASS II (6/19/2006)
Accumulation unit value at beginning of period        $ 1.00      --      --      --      --      --      --      --      --      --
Accumulation unit value at end of period              $ 1.21      --      --      --      --      --      --      --      --      --
Number of accumulation units outstanding
at end of period (000 omitted)                            --      --      --      --      --      --      --      --      --      --
------------------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP ULTRA(R), CLASS II (6/19/2006)
Accumulation unit value at beginning of period        $ 1.00      --      --      --      --      --      --      --      --      --
Accumulation unit value at end of period              $ 1.03      --      --      --      --      --      --      --      --      --
Number of accumulation units outstanding
at end of period (000 omitted)                           186      --      --      --      --      --      --      --      --      --
------------------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP VALUE, CLASS I (11/4/1998)
Accumulation unit value at beginning of period        $ 1.61  $ 1.56  $ 1.38  $ 1.09  $ 1.26  $ 1.13  $ 0.97  $ 1.00  $ 1.00      --
Accumulation unit value at end of period              $ 1.89  $ 1.61  $ 1.56  $ 1.38  $ 1.09  $ 1.26  $ 1.13  $ 0.97  $ 1.00      --
Number of accumulation units outstanding
at end of period (000 omitted)                            81     136     144     168     184     192     199     116       3      --
------------------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP VALUE, CLASS II (6/19/2006)
Accumulation unit value at beginning of period        $ 1.00      --      --      --      --      --      --      --      --      --
Accumulation unit value at end of period              $ 1.15      --      --      --      --      --      --      --      --      --
Number of accumulation units outstanding
at end of period (000 omitted)                            --      --      --      --      --      --      --      --      --      --
------------------------------------------------------------------------------------------------------------------------------------
COLUMBIA HIGH YIELD FUND, VARIABLE SERIES, CLASS B (6/19/2006)
Accumulation unit value at beginning of period        $ 1.00      --      --      --      --      --      --      --      --      --
Accumulation unit value at end of period              $ 1.08      --      --      --      --      --      --      --      --      --
Number of accumulation units outstanding
at end of period (000 omitted)                            63      --      --      --      --      --      --      --      --      --
------------------------------------------------------------------------------------------------------------------------------------
COLUMBIA SMALL CAP VALUE FUND, VARIABLE SERIES, CLASS B (6/19/2006)
Accumulation unit value at beginning of period        $ 1.00      --      --      --      --      --      --      --      --      --
Accumulation unit value at end of period              $ 1.12      --      --      --      --      --      --      --      --      --
Number of accumulation units outstanding
at end of period (000 omitted)                            --      --      --      --      --      --      --      --      --      --
------------------------------------------------------------------------------------------------------------------------------------
DREYFUS INVESTMENT PORTFOLIOS MIDCAP STOCK PORTFOLIO, SERVICE SHARES (6/19/2006)
Accumulation unit value at beginning of period        $ 1.00      --      --      --      --      --      --      --      --      --
Accumulation unit value at end of period              $ 1.06      --      --      --      --      --      --      --      --      --
Number of accumulation units outstanding
at end of period (000 omitted)                            --      --      --      --      --      --      --      --      --      --
------------------------------------------------------------------------------------------------------------------------------------
DREYFUS INVESTMENT PORTFOLIOS TECHNOLOGY GROWTH PORTFOLIO, SERVICE SHARES (6/19/2006)
Accumulation unit value at beginning of period        $ 1.00      --      --      --      --      --      --      --      --      --
Accumulation unit value at end of period              $ 1.09      --      --      --      --      --      --      --      --      --
Number of accumulation units outstanding
at end of period (000 omitted)                            37      --      --      --      --      --      --      --      --      --
------------------------------------------------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND APPRECIATION PORTFOLIO, SERVICE SHARES (6/19/2006)
Accumulation unit value at beginning of period        $ 1.00      --      --      --      --      --      --      --      --      --
Accumulation unit value at end of period              $ 1.15      --      --      --      --      --      --      --      --      --
Number of accumulation units outstanding
at end of period (000 omitted)                            --      --      --      --      --      --      --      --      --      --
------------------------------------------------------------------------------------------------------------------------------------



RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2 - 43

VARIABLE ACCOUNT CHARGES OF 1.40% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)

YEAR ENDED DEC. 31,                                     2006    2005    2004    2003    2002    2001    2000    1999    1998    1997
------------------------------------------------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND INTERNATIONAL VALUE PORTFOLIO, SERVICE SHARES (6/19/2006)
Accumulation unit value at beginning of period        $ 1.00      --      --      --      --      --      --      --      --      --
Accumulation unit value at end of period              $ 1.16      --      --      --      --      --      --      --      --      --
Number of accumulation units outstanding
at end of period (000 omitted)                            --      --      --      --      --      --      --      --      --      --
------------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO SERVICE CLASS 2 (3/17/2003)
Accumulation unit value at beginning of period        $ 1.74  $ 1.51  $ 1.33  $ 1.00      --      --      --      --      --      --
Accumulation unit value at end of period              $ 1.91  $ 1.74  $ 1.51  $ 1.33      --      --      --      --      --      --
Number of accumulation units outstanding
at end of period (000 omitted)                           367     137     138      --      --      --      --      --      --      --
------------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP GROWTH PORTFOLIO SERVICE CLASS 2 (3/17/2003)
Accumulation unit value at beginning of period        $ 1.46  $ 1.41  $ 1.38  $ 1.00      --      --      --      --      --      --
Accumulation unit value at end of period              $ 1.54  $ 1.46  $ 1.41  $ 1.38      --      --      --      --      --      --
Number of accumulation units outstanding
at end of period (000 omitted)                            55      55      55       6      --      --      --      --      --      --
------------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP INVESTMENT GRADE BOND PORTFOLIO SERVICE CLASS 2 (6/19/2006)
Accumulation unit value at beginning of period        $ 1.00      --      --      --      --      --      --      --      --      --
Accumulation unit value at end of period              $ 1.04      --      --      --      --      --      --      --      --      --
Number of accumulation units outstanding
at end of period (000 omitted)                            16      --      --      --      --      --      --      --      --      --
------------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2 (3/17/2003)
Accumulation unit value at beginning of period        $ 2.11  $ 1.81  $ 1.48  $ 1.00      --      --      --      --      --      --
Accumulation unit value at end of period              $ 2.34  $ 2.11  $ 1.81  $ 1.48      --      --      --      --      --      --
Number of accumulation units outstanding
at end of period (000 omitted)                           147     116     126      29      --      --      --      --      --      --
------------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP OVERSEAS PORTFOLIO SERVICE CLASS 2 (3/17/2003)
Accumulation unit value at beginning of period        $ 2.05  $ 1.75  $ 1.57  $ 1.00      --      --      --      --      --      --
Accumulation unit value at end of period              $ 2.38  $ 2.05  $ 1.75  $ 1.57      --      --      --      --      --      --
Number of accumulation units outstanding
at end of period (000 omitted)                            17      29      37      --      --      --      --      --      --      --
------------------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN INCOME SECURITIES FUND - CLASS 2 (6/19/2006)
Accumulation unit value at beginning of period        $ 1.00      --      --      --      --      --      --      --      --      --
Accumulation unit value at end of period              $ 1.12      --      --      --      --      --      --      --      --      --
Number of accumulation units outstanding
at end of period (000 omitted)                            --      --      --      --      --      --      --      --      --      --
------------------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN GLOBAL REAL ESTATE SECURITIES FUND - CLASS 2 (3/17/2003)
(PREVIOUSLY FTVIPT FRANKLIN REAL ESTATE FUND - CLASS 2)
Accumulation unit value at beginning of period        $ 1.96  $ 1.75  $ 1.35  $ 1.00      --      --      --      --      --      --
Accumulation unit value at end of period              $ 2.33  $ 1.96  $ 1.75  $ 1.35      --      --      --      --      --      --
Number of accumulation units outstanding
at end of period (000 omitted)                            --      --      --      --      --      --      --      --      --      --
------------------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN RISING DIVIDENDS SECURITIES FUND - CLASS 2 (6/19/2006)
Accumulation unit value at beginning of period        $ 1.00      --      --      --      --      --      --      --      --      --
Accumulation unit value at end of period              $ 1.12      --      --      --      --      --      --      --      --      --
Number of accumulation units outstanding
at end of period (000 omitted)                            --      --      --      --      --      --      --      --      --      --
------------------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL CAP VALUE SECURITIES FUND - CLASS 2 (3/17/2003)
Accumulation unit value at beginning of period        $ 1.94  $ 1.81  $ 1.48  $ 1.00      --      --      --      --      --      --
Accumulation unit value at end of period              $ 2.23  $ 1.94  $ 1.81  $ 1.48      --      --      --      --      --      --
Number of accumulation units outstanding
at end of period (000 omitted)                             9       2       2       2      --      --      --      --      --      --
------------------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL-MID CAP GROWTH SECURITIES FUND - CLASS 2 (3/17/2003)
Accumulation unit value at beginning of period        $ 1.66  $ 1.61  $ 1.47  $ 1.00      --      --      --      --      --      --
Accumulation unit value at end of period              $ 1.78  $ 1.66  $ 1.61  $ 1.47      --      --      --      --      --      --
Number of accumulation units outstanding
at end of period (000 omitted)                             8       8       8       3      --      --      --      --      --      --
------------------------------------------------------------------------------------------------------------------------------------



44 - RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

VARIABLE ACCOUNT CHARGES OF 1.40% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)

YEAR ENDED DEC. 31,                                  2006    2005    2004    2003    2002    2001    2000    1999    1998    1997
---------------------------------------------------------------------------------------------------------------------------------
FTVIPT MUTUAL SHARES SECURITIES FUND - CLASS 2 (3/17/2003)
Accumulation unit value at beginning of period     $ 1.54  $ 1.41  $ 1.27  $ 1.00      --      --      --      --      --      --
Accumulation unit value at end of period           $ 1.80  $ 1.54  $ 1.41  $ 1.27      --      --      --      --      --      --
Number of accumulation units outstanding
at end of period (000 omitted)                        471     412     403     134      --      --      --      --      --      --
---------------------------------------------------------------------------------------------------------------------------------
FTVIPT TEMPLETON FOREIGN SECURITIES FUND - CLASS 2 (3/17/2003)
Accumulation unit value at beginning of period     $ 1.81  $ 1.67  $ 1.43  $ 1.00      --      --      --      --      --      --
Accumulation unit value at end of period           $ 2.17  $ 1.81  $ 1.67  $ 1.43      --      --      --      --      --      --
Number of accumulation units outstanding
at end of period (000 omitted)                         14      16      17       2      --      --      --      --      --      --
---------------------------------------------------------------------------------------------------------------------------------
FTVIPT TEMPLETON GLOBAL INCOME SECURITIES FUND - CLASS 2 (6/19/2006)
Accumulation unit value at beginning of period     $ 1.00      --      --      --      --      --      --      --      --      --
Accumulation unit value at end of period           $ 1.07      --      --      --      --      --      --      --      --      --
Number of accumulation units outstanding
at end of period (000 omitted)                        131      --      --      --      --      --      --      --      --      --
---------------------------------------------------------------------------------------------------------------------------------
FTVIPT TEMPLETON GROWTH SECURITIES FUND - CLASS 2 (6/19/2006)
Accumulation unit value at beginning of period     $ 1.00      --      --      --      --      --      --      --      --      --
Accumulation unit value at end of period           $ 1.17      --      --      --      --      --      --      --      --      --
Number of accumulation units outstanding
at end of period (000 omitted)                         --      --      --      --      --      --      --      --      --      --
---------------------------------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT MID CAP VALUE FUND - INSTITUTIONAL SHARES (6/19/2006)
Accumulation unit value at beginning of period     $ 1.00      --      --      --      --      --      --      --      --      --
Accumulation unit value at end of period           $ 1.14      --      --      --      --      --      --      --      --      --
Number of accumulation units outstanding
at end of period (000 omitted)                        136      --      --      --      --      --      --      --      --      --
---------------------------------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES BALANCED PORTFOLIO: INSTITUTIONAL SHARES (11/4/1998)
Accumulation unit value at beginning of period     $ 1.54  $ 1.45  $ 1.36  $ 1.21  $ 1.31  $ 1.39  $ 1.44  $ 1.15  $ 1.00      --
Accumulation unit value at end of period           $ 1.69  $ 1.54  $ 1.45  $ 1.36  $ 1.21  $ 1.31  $ 1.39  $ 1.44  $ 1.15      --
Number of accumulation units outstanding
at end of period (000 omitted)                      1,482   2,071   2,464   2,892   3,214   3,536   3,145   1,783      37      --
---------------------------------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES WORLDWIDE GROWTH PORTFOLIO: INSTITUTIONAL SHARES (11/4/1998)
Accumulation unit value at beginning of period     $ 1.12  $ 1.07  $ 1.04  $ 0.85  $ 1.16  $ 1.51  $ 1.82  $ 1.12  $ 1.00      --
Accumulation unit value at end of period           $ 1.31  $ 1.12  $ 1.07  $ 1.04  $ 0.85  $ 1.16  $ 1.51  $ 1.82  $ 1.12      --
Number of accumulation units outstanding
at end of period (000 omitted)                        369     468     558     636     677     746     648     280      11      --
---------------------------------------------------------------------------------------------------------------------------------
MFS(R) INVESTORS GROWTH STOCK SERIES - SERVICE CLASS (3/17/2003)
Accumulation unit value at beginning of period     $ 1.38  $ 1.35  $ 1.25  $ 1.00      --      --      --      --      --      --
Accumulation unit value at end of period           $ 1.47  $ 1.38  $ 1.35  $ 1.25      --      --      --      --      --      --
Number of accumulation units outstanding
at end of period (000 omitted)                         --      --      --      --      --      --      --      --      --      --
---------------------------------------------------------------------------------------------------------------------------------
MFS(R) NEW DISCOVERY SERIES - SERVICE CLASS (3/17/2003)
Accumulation unit value at beginning of period     $ 1.52  $ 1.47  $ 1.40  $ 1.00      --      --      --      --      --      --
Accumulation unit value at end of period           $ 1.69  $ 1.52  $ 1.47  $ 1.40      --      --      --      --      --      --
Number of accumulation units outstanding
at end of period (000 omitted)                         15      15      15      --      --      --      --      --      --      --
---------------------------------------------------------------------------------------------------------------------------------
MFS(R) TOTAL RETURN SERIES - SERVICE CLASS (3/17/2003)
Accumulation unit value at beginning of period     $ 1.30  $ 1.28  $ 1.17  $ 1.00      --      --      --      --      --      --
Accumulation unit value at end of period           $ 1.43  $ 1.30  $ 1.28  $ 1.17      --      --      --      --      --      --
Number of accumulation units outstanding
at end of period (000 omitted)                         70      77      79      13      --      --      --      --      --      --
---------------------------------------------------------------------------------------------------------------------------------
MFS(R) UTILITIES SERIES - SERVICE CLASS (3/17/2003)
Accumulation unit value at beginning of period     $ 1.96  $ 1.70  $ 1.33  $ 1.00      --      --      --      --      --      --
Accumulation unit value at end of period           $ 2.53  $ 1.96  $ 1.70  $ 1.33      --      --      --      --      --      --
Number of accumulation units outstanding
at end of period (000 omitted)                          2       2       2      --      --      --      --      --      --      --
---------------------------------------------------------------------------------------------------------------------------------



RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2 - 45

VARIABLE ACCOUNT CHARGES OF 1.40% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)

YEAR ENDED DEC. 31,                                  2006    2005    2004    2003    2002    2001    2000    1999    1998    1997
---------------------------------------------------------------------------------------------------------------------------------
OPCAP EQUITY PORTFOLIO (11/4/1998)
Accumulation unit value at beginning of period     $ 1.18  $ 1.12  $ 1.02  $ 0.80  $ 1.03  $ 1.13  $ 1.04  $ 1.03  $ 1.00      --
Accumulation unit value at end of period           $ 1.35  $ 1.18  $ 1.12  $ 1.02  $ 0.80  $ 1.03  $ 1.13  $ 1.04  $ 1.03      --
Number of accumulation units outstanding
at end of period (000 omitted)                         84     110     118     143     149     162     164     101       3      --
---------------------------------------------------------------------------------------------------------------------------------
OPCAP MANAGED PORTFOLIO (10/27/1997)
Accumulation unit value at beginning of period     $ 1.28  $ 1.23  $ 1.13  $ 0.94  $ 1.15  $ 1.22  $ 1.13  $ 1.09  $ 1.03  $ 1.00
Accumulation unit value at end of period           $ 1.38  $ 1.28  $ 1.23  $ 1.13  $ 0.94  $ 1.15  $ 1.22  $ 1.13  $ 1.09  $ 1.03
Number of accumulation units outstanding
at end of period (000 omitted)                        421     614     736     941     989   1,278   1,378   1,293   1,274      --
---------------------------------------------------------------------------------------------------------------------------------
OPCAP SMALL CAP PORTFOLIO (11/4/1998)
Accumulation unit value at beginning of period     $ 1.87  $ 1.90  $ 1.63  $ 1.16  $ 1.50  $ 1.41  $ 0.99  $ 1.02  $ 1.00      --
Accumulation unit value at end of period           $ 2.29  $ 1.87  $ 1.90  $ 1.63  $ 1.16  $ 1.50  $ 1.41  $ 0.99  $ 1.02      --
Number of accumulation units outstanding
at end of period (000 omitted)                         87     111     121     154     148     177     187     125       8      --
---------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER CAPITAL APPRECIATION FUND/VA (11/4/1998)
Accumulation unit value at beginning of period     $ 1.37  $ 1.32  $ 1.26  $ 0.97  $ 1.35  $ 1.56  $ 1.59  $ 1.14  $ 1.00      --
Accumulation unit value at end of period           $ 1.46  $ 1.37  $ 1.32  $ 1.26  $ 0.97  $ 1.35  $ 1.56  $ 1.59  $ 1.14      --
Number of accumulation units outstanding
at end of period (000 omitted)                        418     524     586     633     657     742     507     329      12      --
---------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER CAPITAL APPRECIATION FUND/VA, SERVICE SHARES (3/17/2003)
Accumulation unit value at beginning of period     $ 1.48  $ 1.43  $ 1.36  $ 1.00      --      --      --      --      --      --
Accumulation unit value at end of period           $ 1.57  $ 1.48  $ 1.43  $ 1.36      --      --      --      --      --      --
Number of accumulation units outstanding
at end of period (000 omitted)                        171     183     169       8      --      --      --      --      --      --
---------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES (3/17/2003)
Accumulation unit value at beginning of period     $ 2.03  $ 1.81  $ 1.54  $ 1.00      --      --      --      --      --      --
Accumulation unit value at end of period           $ 2.35  $ 2.03  $ 1.81  $ 1.54      --      --      --      --      --      --
Number of accumulation units outstanding
at end of period (000 omitted)                         26      29      32      --      --      --      --      --      --      --
---------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER HIGH INCOME FUND/VA (11/4/1998)
Accumulation unit value at beginning of period     $ 1.31  $ 1.30  $ 1.21  $ 0.99  $ 1.02  $ 1.02  $ 1.07  $ 1.04  $ 1.00      --
Accumulation unit value at end of period           $ 1.41  $ 1.31  $ 1.30  $ 1.21  $ 0.99  $ 1.02  $ 1.02  $ 1.07  $ 1.04      --
Number of accumulation units outstanding
at end of period (000 omitted)                        195     247     266     280     318     408     344     253       6      --
---------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER HIGH INCOME FUND/VA, SERVICE SHARES (3/17/2003)
Accumulation unit value at beginning of period     $ 1.27  $ 1.26  $ 1.18  $ 1.00      --      --      --      --      --      --
Accumulation unit value at end of period           $ 1.37  $ 1.27  $ 1.26  $ 1.18      --      --      --      --      --      --
Number of accumulation units outstanding
at end of period (000 omitted)                          9       9       9       4      --      --      --      --      --      --
---------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL CAP FUND/VA, SERVICE SHARES (3/17/2003)
Accumulation unit value at beginning of period     $ 1.94  $ 1.80  $ 1.53  $ 1.00      --      --      --      --      --      --
Accumulation unit value at end of period           $ 2.20  $ 1.94  $ 1.80  $ 1.53      --      --      --      --      --      --
Number of accumulation units outstanding
at end of period (000 omitted)                        100     111     111       3      --      --      --      --      --      --
---------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER STRATEGIC BOND FUND/VA, SERVICE SHARES (3/17/2003)
Accumulation unit value at beginning of period     $ 1.22  $ 1.21  $ 1.13  $ 1.00      --      --      --      --      --      --
Accumulation unit value at end of period           $ 1.29  $ 1.22  $ 1.21  $ 1.13      --      --      --      --      --      --
Number of accumulation units outstanding
at end of period (000 omitted)                        463     401     371     141      --      --      --      --      --      --
---------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT DIVERSIFIED INCOME FUND - CLASS IA SHARES (10/27/1997)
Accumulation unit value at beginning of period     $ 1.37  $ 1.34  $ 1.24  $ 1.05  $ 1.00  $ 0.98  $ 0.99  $ 0.99  $ 1.01  $ 1.00
Accumulation unit value at end of period           $ 1.44  $ 1.37  $ 1.34  $ 1.24  $ 1.05  $ 1.00  $ 0.98  $ 0.99  $ 0.99  $ 1.01
Number of accumulation units outstanding
at end of period (000 omitted)                         78     117     240     290     372     472     546     605     662      --
---------------------------------------------------------------------------------------------------------------------------------



46 - RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

VARIABLE ACCOUNT CHARGES OF 1.40% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)

YEAR ENDED DEC. 31,                                  2006    2005    2004    2003    2002    2001    2000    1999    1998    1997
---------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT DIVERSIFIED INCOME FUND - CLASS IB SHARES (11/4/1998)
Accumulation unit value at beginning of period     $ 1.40  $ 1.37  $ 1.28  $ 1.08  $ 1.03  $ 1.01  $ 1.03  $ 1.02  $ 1.00      --
Accumulation unit value at end of period           $ 1.46  $ 1.40  $ 1.37  $ 1.28  $ 1.08  $ 1.03  $ 1.01  $ 1.03  $ 1.02      --
Number of accumulation units outstanding
at end of period (000 omitted)                        275     358     412     451     546     676     553     428      14      --
---------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT GROWTH AND INCOME FUND - CLASS IA SHARES (10/27/1997)
Accumulation unit value at beginning of period     $ 1.38  $ 1.33  $ 1.21  $ 0.96  $ 1.20  $ 1.30  $ 1.21  $ 1.21  $ 1.07  $ 1.00
Accumulation unit value at end of period           $ 1.58  $ 1.38  $ 1.33  $ 1.21  $ 0.96  $ 1.20  $ 1.30  $ 1.21  $ 1.21  $ 1.07
Number of accumulation units outstanding
at end of period (000 omitted)                        224     350     558     731     878   1,284   1,528   1,585   1,538      --
---------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT GROWTH AND INCOME FUND - CLASS IB SHARES (11/4/1998)
Accumulation unit value at beginning of period     $ 1.19  $ 1.15  $ 1.05  $ 0.83  $ 1.04  $ 1.13  $ 1.06  $ 1.06  $ 1.00      --
Accumulation unit value at end of period           $ 1.36  $ 1.19  $ 1.15  $ 1.05  $ 0.83  $ 1.04  $ 1.13  $ 1.06  $ 1.06      --
Number of accumulation units outstanding
at end of period (000 omitted)                        727     997   1,260   1,479   1,621   1,769   1,720     866      17      --
---------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT HEALTH SCIENCES FUND - CLASS IB SHARES (6/19/2006)
Accumulation unit value at beginning of period     $ 1.00      --      --      --      --      --      --      --      --      --
Accumulation unit value at end of period           $ 1.07      --      --      --      --      --      --      --      --      --
Number of accumulation units outstanding
at end of period (000 omitted)                         --      --      --      --      --      --      --      --      --      --
---------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT HIGH YIELD FUND - CLASS IA SHARES (10/27/1997)
Accumulation unit value at beginning of period     $ 1.25  $ 1.23  $ 1.12  $ 0.90  $ 0.91  $ 0.89  $ 0.99  $ 0.94  $ 1.02  $ 1.00
Accumulation unit value at end of period           $ 1.36  $ 1.25  $ 1.23  $ 1.12  $ 0.90  $ 0.91  $ 0.89  $ 0.99  $ 0.94  $ 1.02
Number of accumulation units outstanding
at end of period (000 omitted)                        104     170     304     390     473     674     770     859   1,150      --
---------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT HIGH YIELD FUND - CLASS IB SHARES (11/4/1998)
Accumulation unit value at beginning of period     $ 1.35  $ 1.33  $ 1.22  $ 0.98  $ 1.00  $ 0.98  $ 1.08  $ 1.04  $ 1.00      --
Accumulation unit value at end of period           $ 1.47  $ 1.35  $ 1.33  $ 1.22  $ 0.98  $ 1.00  $ 0.98  $ 1.08  $ 1.04      --
Number of accumulation units outstanding
at end of period (000 omitted)                        125     187     207     221     263     324     305     235      14      --
---------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT INTERNATIONAL EQUITY FUND - CLASS IB SHARES (3/17/2003)
Accumulation unit value at beginning of period     $ 1.76  $ 1.59  $ 1.39  $ 1.00      --      --      --      --      --      --
Accumulation unit value at end of period           $ 2.22  $ 1.76  $ 1.59  $ 1.39      --      --      --      --      --      --
Number of accumulation units outstanding
at end of period (000 omitted)                         34      34      34      30      --      --      --      --      --      --
---------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT NEW OPPORTUNITIES FUND - CLASS IA SHARES (10/27/1997)
Accumulation unit value at beginning of period     $ 1.16  $ 1.07  $ 0.98  $ 0.75  $ 1.09  $ 1.57  $ 2.16  $ 1.29  $ 1.05  $ 1.00
Accumulation unit value at end of period           $ 1.24  $ 1.16  $ 1.07  $ 0.98  $ 0.75  $ 1.09  $ 1.57  $ 2.16  $ 1.29  $ 1.05
Number of accumulation units outstanding
at end of period (000 omitted)                         74     123     206     261     317     513     516     471     411      --
---------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT RESEARCH FUND - CLASS IB SHARES (3/17/2003)
Accumulation unit value at beginning of period     $ 1.46  $ 1.41  $ 1.33  $ 1.00      --      --      --      --      --      --
Accumulation unit value at end of period           $ 1.60  $ 1.46  $ 1.41  $ 1.33      --      --      --      --      --      --
Number of accumulation units outstanding
at end of period (000 omitted)                         --      --      --      --      --      --      --      --      --      --
---------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT SMALL CAP VALUE FUND - CLASS IB SHARES (6/19/2006)
Accumulation unit value at beginning of period     $ 1.00      --      --      --      --      --      --      --      --      --
Accumulation unit value at end of period           $ 1.12      --      --      --      --      --      --      --      --      --
Number of accumulation units outstanding
at end of period (000 omitted)                         92      --      --      --      --      --      --      --      --      --
---------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT VISTA FUND - CLASS IB SHARES (3/17/2003)
Accumulation unit value at beginning of period     $ 1.77  $ 1.60  $ 1.37  $ 1.00      --      --      --      --      --      --
Accumulation unit value at end of period           $ 1.84  $ 1.77  $ 1.60  $ 1.37      --      --      --      --      --      --
Number of accumulation units outstanding
at end of period (000 omitted)                          1       1       1       1      --      --      --      --      --      --
---------------------------------------------------------------------------------------------------------------------------------



RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2 - 47

VARIABLE ACCOUNT CHARGES OF 1.40% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)

YEAR ENDED DEC. 31,                                    2006     2005    2004    2003    2002    2001    2000    1999    1998    1997
------------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT VOYAGER FUND - CLASS IB SHARES (11/4/1998)
Accumulation unit value at beginning of period        $ 1.10  $ 1.06  $ 1.02  $ 0.83  $ 1.14  $ 1.50  $ 1.82  $ 1.17  $ 1.00      --
Accumulation unit value at end of period              $ 1.15  $ 1.10  $ 1.06  $ 1.02  $ 0.83  $ 1.14  $ 1.50  $ 1.82  $ 1.17      --
Number of accumulation units outstanding
at end of period (000 omitted)                           528     760     883     995   1,116   1,324   1,073     538      14      --
------------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - BALANCED FUND (10/24/1997)
Accumulation unit value at beginning of period        $ 1.16  $ 1.14  $ 1.05  $ 0.89  $ 1.03  $ 1.17  $ 1.22  $ 1.07  $ 0.97  $ 1.00
Accumulation unit value at end of period              $ 1.31  $ 1.16  $ 1.14  $ 1.05  $ 0.89  $ 1.03  $ 1.17  $ 1.22  $ 1.07  $ 0.97
Number of accumulation units outstanding
at end of period (000 omitted)                           737   1,170   1,724   2,090   2,318   2,216   2,219   1,962   1,650      --
------------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - CASH MANAGEMENT FUND (10/24/1997)
Accumulation unit value at beginning of period        $ 1.07  $ 1.06  $ 1.06  $ 1.07  $ 1.08  $ 1.05  $ 1.01  $ 1.01  $ 1.00  $ 1.00
Accumulation unit value at end of period              $ 1.10  $ 1.07  $ 1.06  $ 1.06  $ 1.07  $ 1.08  $ 1.05  $ 1.01  $ 1.01  $ 1.00
Number of accumulation units outstanding
at end of period (000 omitted)                           273     379      45      41      47      50      59      --      13      --
------------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (10/24/1997)
Accumulation unit value at beginning of period        $ 1.20  $ 1.19  $ 1.15  $ 1.12  $ 1.08  $ 1.01  $ 0.97  $ 0.97  $ 0.97  $ 1.00
Accumulation unit value at end of period              $ 1.23  $ 1.20  $ 1.19  $ 1.15  $ 1.12  $ 1.08  $ 1.01  $ 0.97  $ 0.97  $ 0.97
Number of accumulation units outstanding
at end of period (000 omitted)                           702     548     664     701     794     943   1,016     898     566      --
------------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (3/17/2003)
Accumulation unit value at beginning of period        $ 1.98  $ 1.77  $ 1.52  $ 1.00      --      --      --      --      --      --
Accumulation unit value at end of period              $ 2.34  $ 1.98  $ 1.77  $ 1.52      --      --      --      --      --      --
Number of accumulation units outstanding
at end of period (000 omitted)                           116       5       5       1      --      --      --      --      --      --
------------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - EMERGING MARKETS FUND (6/19/2006)
Accumulation unit value at beginning of period        $ 1.00      --      --      --      --      --      --      --      --      --
Accumulation unit value at end of period              $ 1.34      --      --      --      --      --      --      --      --      --
Number of accumulation units outstanding
at end of period (000 omitted)                            62      --      --      --      --      --      --      --      --      --
------------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - GLOBAL INFLATION PROTECTED SECURITIES FUND (6/19/2006)
Accumulation unit value at beginning of period        $ 1.00      --      --      --      --      --      --      --      --      --
Accumulation unit value at end of period              $ 1.02      --      --      --      --      --      --      --      --      --
Number of accumulation units outstanding
at end of period (000 omitted)                           233      --      --      --      --      --      --      --      --      --
------------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - GROWTH FUND (3/17/2003)
Accumulation unit value at beginning of period        $ 1.43  $ 1.33  $ 1.25  $ 1.00      --      --      --      --      --      --
Accumulation unit value at end of period              $ 1.56  $ 1.43  $ 1.33  $ 1.25      --      --      --      --      --      --
Number of accumulation units outstanding
at end of period (000 omitted)                            --      --      --      --      --      --      --      --      --      --
------------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - HIGH YIELD BOND FUND (6/19/2006)
Accumulation unit value at beginning of period        $ 1.00      --      --      --      --      --      --      --      --      --
Accumulation unit value at end of period              $ 1.07      --      --      --      --      --      --      --      --      --
Number of accumulation units outstanding
at end of period (000 omitted)                             5      --      --      --      --      --      --      --      --      --
------------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - INCOME OPPORTUNITIES FUND (6/19/2006)
Accumulation unit value at beginning of period        $ 1.00      --      --      --      --      --      --      --      --      --
Accumulation unit value at end of period              $ 1.06      --      --      --      --      --      --      --      --      --
Number of accumulation units outstanding
at end of period (000 omitted)                            95      --      --      --      --      --      --      --      --      --
------------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - INTERNATIONAL OPPORTUNITY FUND (10/24/1997)
Accumulation unit value at beginning of period        $ 1.10  $ 0.98  $ 0.85  $ 0.67  $ 0.83  $ 1.18  $ 1.60  $ 1.11  $ 0.97  $ 1.00
Accumulation unit value at end of period              $ 1.35  $ 1.10  $ 0.98  $ 0.85  $ 0.67  $ 0.83  $ 1.18  $ 1.60  $ 1.11  $ 0.97
Number of accumulation units outstanding
at end of period (000 omitted)                            92     137     182     222     231     257     192     143      56      --
------------------------------------------------------------------------------------------------------------------------------------



48 - RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

VARIABLE ACCOUNT CHARGES OF 1.40% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)

YEAR ENDED DEC. 31,                                    2006     2005    2004    2003    2002    2001    2000    1999    1998    1997
------------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - LARGE CAP EQUITY FUND (10/24/1997)
Accumulation unit value at beginning of period        $ 1.06  $ 1.02  $ 0.97  $ 0.76  $ 0.99  $ 1.23  $ 1.51  $ 1.24  $ 1.01  $ 1.00
Accumulation unit value at end of period              $ 1.21  $ 1.06  $ 1.02  $ 0.97  $ 0.76  $ 0.99  $ 1.23  $ 1.51  $ 1.24  $ 1.01
Number of accumulation units outstanding
at end of period (000 omitted)                           313     327     497     584     650     963     970     861     753      --
------------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - LARGE CAP VALUE FUND (6/19/2006)
Accumulation unit value at beginning of period        $ 1.00      --      --      --      --      --      --      --      --      --
Accumulation unit value at end of period              $ 1.15      --      --      --      --      --      --      --      --      --
Number of accumulation units outstanding
at end of period (000 omitted)                            --      --      --      --      --      --      --      --      --      --
------------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - MID CAP GROWTH FUND (3/17/2006)
Accumulation unit value at beginning of period        $ 1.00      --      --      --      --      --      --      --      --      --
Accumulation unit value at end of period              $ 0.96      --      --      --      --      --      --      --      --      --
Number of accumulation units outstanding
at end of period (000 omitted)                           186      --      --      --      --      --      --      --      --      --
------------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - S&P 500 INDEX FUND (3/17/2003)
Accumulation unit value at beginning of period        $ 1.49  $ 1.44  $ 1.33  $ 1.00      --      --      --      --      --      --
Accumulation unit value at end of period              $ 1.69  $ 1.49  $ 1.44  $ 1.33      --      --      --      --      --      --
Number of accumulation units outstanding
at end of period (000 omitted)                            32      32      38      --      --      --      --      --      --      --
------------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - SELECT VALUE FUND (6/19/2006)
Accumulation unit value at beginning of period        $ 1.00      --      --      --      --      --      --      --      --      --
Accumulation unit value at end of period              $ 1.10      --      --      --      --      --      --      --      --      --
Number of accumulation units outstanding
at end of period (000 omitted)                            --      --      --      --      --      --      --      --      --      --
------------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND (3/17/2003)
Accumulation unit value at beginning of period        $ 0.99  $ 0.99  $ 0.99  $ 1.00      --      --      --      --      --      --
Accumulation unit value at end of period              $ 1.01  $ 0.99  $ 0.99  $ 0.99      --      --      --      --      --      --
Number of accumulation units outstanding
at end of period (000 omitted)                            52      53      53      10      --      --      --      --      --      --
------------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - SMALL CAP VALUE FUND (3/17/2003)
Accumulation unit value at beginning of period        $ 1.84  $ 1.77  $ 1.49  $ 1.00      --      --      --      --      --      --
Accumulation unit value at end of period              $ 2.19  $ 1.84  $ 1.77  $ 1.49      --      --      --      --      --      --
Number of accumulation units outstanding
at end of period (000 omitted)                            10      10      10       2      --      --      --      --      --      --
------------------------------------------------------------------------------------------------------------------------------------
VAN KAMPEN LIFE INVESTMENT TRUST COMSTOCK PORTFOLIO, CLASS II SHARES (6/19/2006)
Accumulation unit value at beginning of period        $ 1.00      --      --      --      --      --      --      --      --      --
Accumulation unit value at end of period              $ 1.13      --      --      --      --      --      --      --      --      --
Number of accumulation units outstanding
at end of period (000 omitted)                           214      --      --      --      --      --      --      --      --      --
------------------------------------------------------------------------------------------------------------------------------------
VAN KAMPEN UIF U.S. REAL ESTATE PORTFOLIO, CLASS II SHARES (6/19/2006)
Accumulation unit value at beginning of period        $ 1.00      --      --      --      --      --      --      --      --      --
Accumulation unit value at end of period              $ 1.23      --      --      --      --      --      --      --      --      --
Number of accumulation units outstanding
at end of period (000 omitted)                            --      --      --      --      --      --      --      --      --      --
------------------------------------------------------------------------------------------------------------------------------------
WANGER INTERNATIONAL SMALL CAP (6/19/2006)
Accumulation unit value at beginning of period        $ 1.00      --      --      --      --      --      --      --      --      --
Accumulation unit value at end of period              $ 1.23      --      --      --      --      --      --      --      --      --
Number of accumulation units outstanding
at end of period (000 omitted)                            95      --      --      --      --      --      --      --      --      --
------------------------------------------------------------------------------------------------------------------------------------
WANGER U.S. SMALLER COMPANIES (6/19/2006)
Accumulation unit value at beginning of period        $ 1.00      --      --      --      --      --      --      --      --      --
Accumulation unit value at end of period              $ 1.08      --      --      --      --      --      --      --      --      --
Number of accumulation units outstanding
at end of period (000 omitted)                            19      --      --      --      --      --      --      --      --      --
------------------------------------------------------------------------------------------------------------------------------------



RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2 - 49

VARIABLE ACCOUNT CHARGES OF 1.50% OF THE DAILY NET ASSETS OF THE VARIABLE
ACCOUNT.

YEAR ENDED DEC. 31,                                                                                         2006     2005     2004
----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. BASIC VALUE FUND, SERIES II SHARES (11/15/2004)
Accumulation unit value at beginning of period                                                            $ 1.07   $ 1.03   $ 1.00
Accumulation unit value at end of period                                                                  $ 1.19   $ 1.07   $ 1.03
Number of accumulation units outstanding at end of period (000 omitted)                                       83       84       11
----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES (11/15/2004)
Accumulation unit value at beginning of period                                                            $ 1.13   $ 1.05   $ 1.00
Accumulation unit value at end of period                                                                  $ 1.29   $ 1.13   $ 1.05
Number of accumulation units outstanding at end of period (000 omitted)                                       --       --       --
----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. MID CAP CORE EQUITY FUND, SERIES II SHARES (11/15/2004)
Accumulation unit value at beginning of period                                                            $ 1.08   $ 1.03   $ 1.00
Accumulation unit value at end of period                                                                  $ 1.18   $ 1.08   $ 1.03
Number of accumulation units outstanding at end of period (000 omitted)                                       22       22        3
----------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS BALANCED SHARES PORTFOLIO (CLASS B) (11/15/2004)
Accumulation unit value at beginning of period                                                            $ 1.04   $ 1.02   $ 1.00
Accumulation unit value at end of period                                                                  $ 1.15   $ 1.04   $ 1.02
Number of accumulation units outstanding at end of period (000 omitted)                                       16       16       --
----------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO (CLASS B) (11/15/2004)
Accumulation unit value at beginning of period                                                            $ 1.06   $ 1.03   $ 1.00
Accumulation unit value at end of period                                                                  $ 1.23   $ 1.06   $ 1.03
Number of accumulation units outstanding at end of period (000 omitted)                                       --       --       --
----------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS INTERNATIONAL VALUE PORTFOLIO (CLASS B) (11/15/2004)
Accumulation unit value at beginning of period                                                            $ 1.21   $ 1.05   $ 1.00
Accumulation unit value at end of period                                                                  $ 1.61   $ 1.21   $ 1.05
Number of accumulation units outstanding at end of period (000 omitted)                                      284      157        6
----------------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP INFLATION PROTECTION, CLASS II (11/15/2004)
Accumulation unit value at beginning of period                                                            $ 1.01   $ 1.01   $ 1.00
Accumulation unit value at end of period                                                                  $ 1.01   $ 1.01   $ 1.01
Number of accumulation units outstanding at end of period (000 omitted)                                      421      264       13
----------------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP INTERNATIONAL, CLASS II (11/15/2004)
Accumulation unit value at beginning of period                                                            $ 1.18   $ 1.06   $ 1.00
Accumulation unit value at end of period                                                                  $ 1.45   $ 1.18   $ 1.06
Number of accumulation units outstanding at end of period (000 omitted)                                       --       --       --
----------------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP ULTRA(R), CLASS II (11/15/2004)
Accumulation unit value at beginning of period                                                            $ 1.03   $ 1.03   $ 1.00
Accumulation unit value at end of period                                                                  $ 0.98   $ 1.03   $ 1.03
Number of accumulation units outstanding at end of period (000 omitted)                                      685      259        9
----------------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP VALUE, CLASS II (11/15/2004)
Accumulation unit value at beginning of period                                                            $ 1.07   $ 1.04   $ 1.00
Accumulation unit value at end of period                                                                  $ 1.25   $ 1.07   $ 1.04
Number of accumulation units outstanding at end of period (000 omitted)                                       --       --       --
----------------------------------------------------------------------------------------------------------------------------------
COLUMBIA HIGH YIELD FUND, VARIABLE SERIES, CLASS B (4/28/2006)
Accumulation unit value at beginning of period                                                            $ 1.00       --       --
Accumulation unit value at end of period                                                                  $ 1.07       --       --
Number of accumulation units outstanding at end of period (000 omitted)                                      132       --       --
----------------------------------------------------------------------------------------------------------------------------------
COLUMBIA SMALL CAP VALUE FUND, VARIABLE SERIES, CLASS B (11/15/2004)
Accumulation unit value at beginning of period                                                            $ 1.10   $ 1.06   $ 1.00
Accumulation unit value at end of period                                                                  $ 1.29   $ 1.10   $ 1.06
Number of accumulation units outstanding at end of period (000 omitted)                                       --       --       --
----------------------------------------------------------------------------------------------------------------------------------
DREYFUS INVESTMENT PORTFOLIOS MIDCAP STOCK PORTFOLIO, SERVICE SHARES (11/15/2004)
Accumulation unit value at beginning of period                                                            $ 1.12   $ 1.04   $ 1.00
Accumulation unit value at end of period                                                                  $ 1.18   $ 1.12   $ 1.04
Number of accumulation units outstanding at end of period (000 omitted)                                       13       12       --
----------------------------------------------------------------------------------------------------------------------------------
DREYFUS INVESTMENT PORTFOLIOS TECHNOLOGY GROWTH PORTFOLIO, SERVICE SHARES (11/15/2004)
Accumulation unit value at beginning of period                                                            $ 1.04   $ 1.02   $ 1.00
Accumulation unit value at end of period                                                                  $ 1.07   $ 1.04   $ 1.02
Number of accumulation units outstanding at end of period (000 omitted)                                      148       60        2
----------------------------------------------------------------------------------------------------------------------------------



50 - RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

VARIABLE ACCOUNT CHARGES OF 1.50% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)

YEAR ENDED DEC. 31,                                                                                         2006     2005     2004
----------------------------------------------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND APPRECIATION PORTFOLIO, SERVICE SHARES (11/15/2004)
Accumulation unit value at beginning of period                                                            $ 1.05   $ 1.02   $ 1.00
Accumulation unit value at end of period                                                                  $ 1.20   $ 1.05   $ 1.02
Number of accumulation units outstanding at end of period (000 omitted)                                       --       --       --
----------------------------------------------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND INTERNATIONAL VALUE PORTFOLIO, SERVICE SHARES (11/15/2004)
Accumulation unit value at beginning of period                                                            $ 1.15   $ 1.05   $ 1.00
Accumulation unit value at end of period                                                                  $ 1.39   $ 1.15   $ 1.05
Number of accumulation units outstanding at end of period (000 omitted)                                       --       --       --
----------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO SERVICE CLASS 2 (11/15/2004)
Accumulation unit value at beginning of period                                                            $ 1.19   $ 1.03   $ 1.00
Accumulation unit value at end of period                                                                  $ 1.30   $ 1.19   $ 1.03
Number of accumulation units outstanding at end of period (000 omitted)                                   1 ,303      722       11
----------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP GROWTH PORTFOLIO SERVICE CLASS 2 (11/15/2004)
Accumulation unit value at beginning of period                                                            $ 1.06   $ 1.02   $ 1.00
Accumulation unit value at end of period                                                                  $ 1.11   $ 1.06   $ 1.02
Number of accumulation units outstanding at end of period (000 omitted)                                       --       --       --
----------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP INVESTMENT GRADE BOND PORTFOLIO SERVICE CLASS 2 (11/15/2004)
Accumulation unit value at beginning of period                                                            $ 1.01   $ 1.00   $ 1.00
Accumulation unit value at end of period                                                                  $ 1.03   $ 1.01   $ 1.00
Number of accumulation units outstanding at end of period (000 omitted)                                      288      139        7
----------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2 (11/15/2004)
Accumulation unit value at beginning of period                                                            $ 1.23   $ 1.05   $ 1.00
Accumulation unit value at end of period                                                                  $ 1.36   $ 1.23   $ 1.05
Number of accumulation units outstanding at end of period (000 omitted)                                      188       78       --
----------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP OVERSEAS PORTFOLIO SERVICE CLASS 2 (11/15/2004)
Accumulation unit value at beginning of period                                                            $ 1.23   $ 1.05   $ 1.00
Accumulation unit value at end of period                                                                  $ 1.43   $ 1.23   $ 1.05
Number of accumulation units outstanding at end of period (000 omitted)                                       49       37        6
----------------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN INCOME SECURITIES FUND - CLASS 2 (11/15/2004)
Accumulation unit value at beginning of period                                                            $ 1.03   $ 1.03   $ 1.00
Accumulation unit value at end of period                                                                  $ 1.20   $ 1.03   $ 1.03
Number of accumulation units outstanding at end of period (000 omitted)                                        1        1       --
----------------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN RISING DIVIDENDS SECURITIES FUND - CLASS 2 (11/15/2004)
Accumulation unit value at beginning of period                                                            $ 1.05   $ 1.03   $ 1.00
Accumulation unit value at end of period                                                                  $ 1.21   $ 1.05   $ 1.03
Number of accumulation units outstanding at end of period (000 omitted)                                       --       --       --
----------------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL-MID CAP GROWTH SECURITIES FUND - CLASS 2 (11/15/2004)
Accumulation unit value at beginning of period                                                            $ 1.06   $ 1.02   $ 1.00
Accumulation unit value at end of period                                                                  $ 1.13   $ 1.06   $ 1.02
Number of accumulation units outstanding at end of period (000 omitted)                                        5        5       --
----------------------------------------------------------------------------------------------------------------------------------
FTVIPT MUTUAL SHARES SECURITIES FUND - CLASS 2 (11/15/2004)
Accumulation unit value at beginning of period                                                            $ 1.13   $ 1.04   $ 1.00
Accumulation unit value at end of period                                                                  $ 1.32   $ 1.13   $ 1.04
Number of accumulation units outstanding at end of period (000 omitted)                                      114        2       --
----------------------------------------------------------------------------------------------------------------------------------
FTVIPT TEMPLETON GLOBAL INCOME SECURITIES FUND - CLASS 2 (11/15/2004)
Accumulation unit value at beginning of period                                                            $ 1.00   $ 1.05   $ 1.00
Accumulation unit value at end of period                                                                  $ 1.11   $ 1.00   $ 1.05
Number of accumulation units outstanding at end of period (000 omitted)                                      265       69        5
----------------------------------------------------------------------------------------------------------------------------------
FTVIPT TEMPLETON GROWTH SECURITIES FUND - CLASS 2 (11/15/2004)
Accumulation unit value at beginning of period                                                            $ 1.12   $ 1.04   $ 1.00
Accumulation unit value at end of period                                                                  $ 1.34   $ 1.12   $ 1.04
Number of accumulation units outstanding at end of period (000 omitted)                                       --       --       --
----------------------------------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT MID CAP VALUE FUND - INSTITUTIONAL SHARES (11/15/2004)
Accumulation unit value at beginning of period                                                            $ 1.16   $ 1.04   $ 1.00
Accumulation unit value at end of period                                                                  $ 1.33   $ 1.16   $ 1.04
Number of accumulation units outstanding at end of period (000 omitted)                                      366      189        6
----------------------------------------------------------------------------------------------------------------------------------



RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2 - 51

VARIABLE ACCOUNT CHARGES OF 1.50% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)

YEAR ENDED DEC. 31,                                                                                         2006     2005     2004
----------------------------------------------------------------------------------------------------------------------------------
MFS(R) INVESTORS GROWTH STOCK SERIES - SERVICE CLASS (11/15/2004)
Accumulation unit value at beginning of period                                                            $ 1.06   $ 1.03   $ 1.00
Accumulation unit value at end of period                                                                  $ 1.12   $ 1.06   $ 1.03
Number of accumulation units outstanding at end of period (000 omitted)                                       --       --       --
----------------------------------------------------------------------------------------------------------------------------------
MFS(R) NEW DISCOVERY SERIES - SERVICE CLASS (11/15/2004)
Accumulation unit value at beginning of period                                                            $ 1.08   $ 1.04   $ 1.00
Accumulation unit value at end of period                                                                  $ 1.20   $ 1.08   $ 1.04
Number of accumulation units outstanding at end of period (000 omitted)                                       --       --       --
----------------------------------------------------------------------------------------------------------------------------------
MFS(R) TOTAL RETURN SERIES - SERVICE CLASS (11/15/2004)
Accumulation unit value at beginning of period                                                            $ 1.03   $ 1.02   $ 1.00
Accumulation unit value at end of period                                                                  $ 1.14   $ 1.03   $ 1.02
Number of accumulation units outstanding at end of period (000 omitted)                                        2        2       --
----------------------------------------------------------------------------------------------------------------------------------
MFS(R) UTILITIES SERIES - SERVICE CLASS (11/15/2004)
Accumulation unit value at beginning of period                                                            $ 1.22   $ 1.06   $ 1.00
Accumulation unit value at end of period                                                                  $ 1.57   $ 1.22   $ 1.06
Number of accumulation units outstanding at end of period (000 omitted)                                       --       --       --
----------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER CAPITAL APPRECIATION FUND/VA, SERVICE SHARES (11/15/2004)
Accumulation unit value at beginning of period                                                            $ 1.05   $ 1.02   $ 1.00
Accumulation unit value at end of period                                                                  $ 1.12   $ 1.05   $ 1.02
Number of accumulation units outstanding at end of period (000 omitted)                                      295      179        7
----------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES (11/15/2004)
Accumulation unit value at beginning of period                                                            $ 1.20   $ 1.07   $ 1.00
Accumulation unit value at end of period                                                                  $ 1.39   $ 1.20   $ 1.07
Number of accumulation units outstanding at end of period (000 omitted)                                       --       --       --
----------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL CAP FUND/VA, SERVICE SHARES (11/15/2004)
Accumulation unit value at beginning of period                                                            $ 1.13   $ 1.05   $ 1.00
Accumulation unit value at end of period                                                                  $ 1.28   $ 1.13   $ 1.05
Number of accumulation units outstanding at end of period (000 omitted)                                      141      139       --
----------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER STRATEGIC BOND FUND/VA, SERVICE SHARES (11/15/2004)
Accumulation unit value at beginning of period                                                            $ 1.03   $ 1.02   $ 1.00
Accumulation unit value at end of period                                                                  $ 1.09   $ 1.03   $ 1.02
Number of accumulation units outstanding at end of period (000 omitted)                                      406      177       11
----------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT HEALTH SCIENCES FUND - CLASS IB SHARES (11/15/2004)
Accumulation unit value at beginning of period                                                            $ 1.16   $ 1.04   $ 1.00
Accumulation unit value at end of period                                                                  $ 1.17   $ 1.16   $ 1.04
Number of accumulation units outstanding at end of period (000 omitted)                                       --       --       --
----------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT INTERNATIONAL EQUITY FUND - CLASS IB SHARES (11/15/2004)
Accumulation unit value at beginning of period                                                            $ 1.17   $ 1.05   $ 1.00
Accumulation unit value at end of period                                                                  $ 1.47   $ 1.17   $ 1.05
Number of accumulation units outstanding at end of period (000 omitted)                                       --       --       --
----------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT SMALL CAP VALUE FUND - CLASS IB SHARES (11/15/2004)
Accumulation unit value at beginning of period                                                            $ 1.11   $ 1.05   $ 1.00
Accumulation unit value at end of period                                                                  $ 1.28   $ 1.11   $ 1.05
Number of accumulation units outstanding at end of period (000 omitted)                                       70       --       --
----------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT VISTA FUND - CLASS IB SHARES (11/15/2004)
Accumulation unit value at beginning of period                                                            $ 1.17   $ 1.06   $ 1.00
Accumulation unit value at end of period                                                                  $ 1.21   $ 1.17   $ 1.06
Number of accumulation units outstanding at end of period (000 omitted)                                       --       --       --
----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - CASH MANAGEMENT FUND (11/15/2004)
Accumulation unit value at beginning of period                                                            $ 1.01   $ 1.00   $ 1.00
Accumulation unit value at end of period                                                                  $ 1.04   $ 1.01   $ 1.00
Number of accumulation units outstanding at end of period (000 omitted)                                        8        4       --
----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (11/15/2004)
Accumulation unit value at beginning of period                                                            $ 1.01   $ 1.00   $ 1.00
Accumulation unit value at end of period                                                                  $ 1.04   $ 1.01   $ 1.00
Number of accumulation units outstanding at end of period (000 omitted)                                      402       --       --
----------------------------------------------------------------------------------------------------------------------------------



52 - RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

VARIABLE ACCOUNT CHARGES OF 1.50% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)

YEAR ENDED DEC. 31,                                                                                         2006     2005     2004
----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (11/15/2004)
Accumulation unit value at beginning of period                                                            $ 1.17   $ 1.05   $ 1.00
Accumulation unit value at end of period                                                                  $ 1.38   $ 1.17   $ 1.05
Number of accumulation units outstanding at end of period (000 omitted)                                      650      259       --
----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - EMERGING MARKETS FUND (11/15/2004)
Accumulation unit value at beginning of period                                                            $ 1.43   $ 1.08   $ 1.00
Accumulation unit value at end of period                                                                  $ 1.88   $ 1.43   $ 1.08
Number of accumulation units outstanding at end of period (000 omitted)                                      188      103        4
----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - GLOBAL INFLATION PROTECTED SECURITIES FUND (5/1/2006)
Accumulation unit value at beginning of period                                                            $ 1.00       --       --
Accumulation unit value at end of period                                                                  $ 1.03       --       --
Number of accumulation units outstanding at end of period (000 omitted)                                      239       --       --
----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - GROWTH FUND (11/15/2004)
Accumulation unit value at beginning of period                                                            $ 1.11   $ 1.03   $ 1.00
Accumulation unit value at end of period                                                                  $ 1.21   $ 1.11   $ 1.03
Number of accumulation units outstanding at end of period (000 omitted)                                       --       --       --
----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - HIGH YIELD BOND FUND (11/15/2004)
Accumulation unit value at beginning of period                                                            $ 1.03   $ 1.01   $ 1.00
Accumulation unit value at end of period                                                                  $ 1.13   $ 1.03   $ 1.01
Number of accumulation units outstanding at end of period (000 omitted)                                       34       11       --
----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - INCOME OPPORTUNITIES FUND (11/15/2004)
Accumulation unit value at beginning of period                                                            $ 1.02   $ 1.01   $ 1.00
Accumulation unit value at end of period                                                                  $ 1.09   $ 1.02   $ 1.01
Number of accumulation units outstanding at end of period (000 omitted)                                      121       --       --
----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - INTERNATIONAL OPPORTUNITY FUND (11/15/2004)
Accumulation unit value at beginning of period                                                            $ 1.19   $ 1.06   $ 1.00
Accumulation unit value at end of period                                                                  $ 1.45   $ 1.19   $ 1.06
Number of accumulation units outstanding at end of period (000 omitted)                                       --       --       --
----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - LARGE CAP EQUITY FUND (11/15/2004)
Accumulation unit value at beginning of period                                                            $ 1.08   $ 1.03   $ 1.00
Accumulation unit value at end of period                                                                  $ 1.22   $ 1.08   $ 1.03
Number of accumulation units outstanding at end of period (000 omitted)                                      120      122       18
----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - LARGE CAP VALUE FUND (11/15/2004)
Accumulation unit value at beginning of period                                                            $ 1.06   $ 1.03   $ 1.00
Accumulation unit value at end of period                                                                  $ 1.25   $ 1.06   $ 1.03
Number of accumulation units outstanding at end of period (000 omitted)                                       --       --       --
----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - MID CAP GROWTH FUND (11/15/2004)
Accumulation unit value at beginning of period                                                            $ 1.13   $ 1.04   $ 1.00
Accumulation unit value at end of period                                                                  $ 1.11   $ 1.13   $ 1.04
Number of accumulation units outstanding at end of period (000 omitted)                                       --       --       --
----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - S&P 500 INDEX FUND (11/15/2004)
Accumulation unit value at beginning of period                                                            $ 1.05   $ 1.02   $ 1.00
Accumulation unit value at end of period                                                                  $ 1.19   $ 1.05   $ 1.02
Number of accumulation units outstanding at end of period (000 omitted)                                       13       13       --
----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - SELECT VALUE FUND (11/15/2004)
Accumulation unit value at beginning of period                                                            $ 1.03   $ 1.04   $ 1.00
Accumulation unit value at end of period                                                                  $ 1.18   $ 1.03   $ 1.04
Number of accumulation units outstanding at end of period (000 omitted)                                       --       --       --
----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND (11/15/2004)
Accumulation unit value at beginning of period                                                            $ 1.00   $ 1.00   $ 1.00
Accumulation unit value at end of period                                                                  $ 1.03   $ 1.00   $ 1.00
Number of accumulation units outstanding at end of period (000 omitted)                                       20        9       --
----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - SMALL CAP VALUE FUND (11/15/2004)
Accumulation unit value at beginning of period                                                            $ 1.10   $ 1.05   $ 1.00
Accumulation unit value at end of period                                                                  $ 1.30   $ 1.10   $ 1.05
Number of accumulation units outstanding at end of period (000 omitted)                                      301      202        9
----------------------------------------------------------------------------------------------------------------------------------



RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2 - 53

VARIABLE ACCOUNT CHARGES OF 1.50% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)

YEAR ENDED DEC. 31,                                                                                         2006     2005     2004
----------------------------------------------------------------------------------------------------------------------------------
VAN KAMPEN LIFE INVESTMENT TRUST COMSTOCK PORTFOLIO, CLASS II SHARES (11/15/2004)
Accumulation unit value at beginning of period                                                            $ 1.06   $ 1.03   $ 1.00
Accumulation unit value at end of period                                                                  $ 1.21   $ 1.06   $ 1.03
Number of accumulation units outstanding at end of period (000 omitted)                                      926      445       16
----------------------------------------------------------------------------------------------------------------------------------
VAN KAMPEN UIF U.S. REAL ESTATE PORTFOLIO, CLASS II SHARES (11/15/2004)
Accumulation unit value at beginning of period                                                            $ 1.21   $ 1.05   $ 1.00
Accumulation unit value at end of period                                                                  $ 1.64   $ 1.21   $ 1.05
Number of accumulation units outstanding at end of period (000 omitted)                                        8        7       --
----------------------------------------------------------------------------------------------------------------------------------
WANGER INTERNATIONAL SMALL CAP (11/15/2004)
Accumulation unit value at beginning of period                                                            $ 1.30   $ 1.08   $ 1.00
Accumulation unit value at end of period                                                                  $ 1.76   $ 1.30   $ 1.08
Number of accumulation units outstanding at end of period (000 omitted)                                      254      146        7
----------------------------------------------------------------------------------------------------------------------------------
WANGER U.S. SMALLER COMPANIES (11/15/2004)
Accumulation unit value at beginning of period                                                            $ 1.14   $ 1.04   $ 1.00
Accumulation unit value at end of period                                                                  $ 1.21   $ 1.14   $ 1.04
Number of accumulation units outstanding at end of period (000 omitted)                                      172      100        4
----------------------------------------------------------------------------------------------------------------------------------



54 - RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

VARIABLE ACCOUNT CHARGES OF 1.55% OF THE DAILY NET ASSETS OF THE VARIABLE
ACCOUNT.

YEAR ENDED DEC. 31,                                                                            2006       2005      2004       2003
-----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. BASIC VALUE FUND, SERIES II SHARES (3/17/2003)
Accumulation unit value at beginning of period                                               $ 1.64     $ 1.58    $ 1.45     $ 1.00
Accumulation unit value at end of period                                                     $ 1.83     $ 1.64    $ 1.58     $ 1.45
Number of accumulation units outstanding at end of period (000 omitted)                          13         13         9         --
-----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES (3/17/2003)
Accumulation unit value at beginning of period                                               $ 1.71     $ 1.59    $ 1.40     $ 1.00
Accumulation unit value at end of period                                                     $ 1.96     $ 1.71    $ 1.59     $ 1.40
Number of accumulation units outstanding at end of period (000 omitted)                          --         --        --         --
-----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. CORE EQUITY FUND, SERIES II SHARES (4/28/2006)
Accumulation unit value at beginning of period                                               $ 1.00         --        --         --
Accumulation unit value at end of period                                                     $ 1.08         --        --         --
Number of accumulation units outstanding at end of period (000 omitted)                          --         --        --         --
-----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. MID CAP CORE EQUITY FUND, SERIES II SHARES (11/15/2004)
Accumulation unit value at beginning of period                                               $ 1.08     $ 1.03    $ 1.00         --
Accumulation unit value at end of period                                                     $ 1.18     $ 1.08    $ 1.03         --
Number of accumulation units outstanding at end of period (000 omitted)                           1          1        --         --
-----------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS BALANCED SHARES PORTFOLIO (CLASS B) (3/17/2003)
Accumulation unit value at beginning of period                                               $ 1.28     $ 1.25    $ 1.17     $ 1.00
Accumulation unit value at end of period                                                     $ 1.40     $ 1.28    $ 1.25     $ 1.17
Number of accumulation units outstanding at end of period (000 omitted)                          --         --        --         --
-----------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GLOBAL TECHNOLOGY PORTFOLIO (CLASS B) (3/17/2003)
Accumulation unit value at beginning of period                                               $ 1.48     $ 1.45    $ 1.41     $ 1.00
Accumulation unit value at end of period                                                     $ 1.58     $ 1.48    $ 1.45     $ 1.41
Number of accumulation units outstanding at end of period (000 omitted)                          --         --        --         --
-----------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO (CLASS B) (3/17/2003)
Accumulation unit value at beginning of period                                               $ 1.54     $ 1.49    $ 1.36     $ 1.00
Accumulation unit value at end of period                                                     $ 1.77     $ 1.54    $ 1.49     $ 1.36
Number of accumulation units outstanding at end of period (000 omitted)                          --         --        --         --
-----------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS INTERNATIONAL VALUE PORTFOLIO (CLASS B) (11/15/2004)
Accumulation unit value at beginning of period                                               $ 1.21     $ 1.05    $ 1.00         --
Accumulation unit value at end of period                                                     $ 1.61     $ 1.21    $ 1.05         --
Number of accumulation units outstanding at end of period (000 omitted)                          30         25        --         --
-----------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS LARGE CAP GROWTH PORTFOLIO (CLASS B) (3/17/2003)
Accumulation unit value at beginning of period                                               $ 1.54     $ 1.36    $ 1.28     $ 1.00
Accumulation unit value at end of period                                                     $ 1.51     $ 1.54    $ 1.36     $ 1.28
Number of accumulation units outstanding at end of period (000 omitted)                          --         --        --         --
-----------------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP INFLATION PROTECTION, CLASS II (11/15/2004)
Accumulation unit value at beginning of period                                               $ 1.01     $ 1.01    $ 1.00         --
Accumulation unit value at end of period                                                     $ 1.01     $ 1.01    $ 1.01         --
Number of accumulation units outstanding at end of period (000 omitted)                          78         67        --         --
-----------------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP INTERNATIONAL, CLASS II (11/15/2004)
Accumulation unit value at beginning of period                                               $ 1.18     $ 1.06    $ 1.00         --
Accumulation unit value at end of period                                                     $ 1.45     $ 1.18    $ 1.06         --
Number of accumulation units outstanding at end of period (000 omitted)                          --         --        --         --
-----------------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP ULTRA(R), CLASS II (11/15/2004)
Accumulation unit value at beginning of period                                               $ 1.03     $ 1.03    $ 1.00         --
Accumulation unit value at end of period                                                     $ 0.98     $ 1.03    $ 1.03         --
Number of accumulation units outstanding at end of period (000 omitted)                          60         35        --         --
-----------------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP VALUE, CLASS II (11/15/2004)
Accumulation unit value at beginning of period                                               $ 1.07     $ 1.04    $ 1.00         --
Accumulation unit value at end of period                                                     $ 1.25     $ 1.07    $ 1.04         --
Number of accumulation units outstanding at end of period (000 omitted)                          --         --        --         --
-----------------------------------------------------------------------------------------------------------------------------------
COLUMBIA HIGH YIELD FUND, VARIABLE SERIES, CLASS B (4/28/2006)
Accumulation unit value at beginning of period                                               $ 1.00         --        --         --
Accumulation unit value at end of period                                                     $ 1.07         --        --         --
Number of accumulation units outstanding at end of period (000 omitted)                          40         --        --         --
-----------------------------------------------------------------------------------------------------------------------------------



RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2 - 55

VARIABLE ACCOUNT CHARGES OF 1.55% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)

YEAR ENDED DEC. 31,                                                                            2006       2005      2004       2003
-----------------------------------------------------------------------------------------------------------------------------------
COLUMBIA SMALL CAP VALUE FUND, VARIABLE SERIES, CLASS B (11/15/2004)
Accumulation unit value at beginning of period                                               $ 1.10     $ 1.06    $ 1.00         --
Accumulation unit value at end of period                                                     $ 1.29     $ 1.10    $ 1.06         --
Number of accumulation units outstanding at end of period (000 omitted)                          --         --        --         --
-----------------------------------------------------------------------------------------------------------------------------------
DREYFUS INVESTMENT PORTFOLIOS MIDCAP STOCK PORTFOLIO, SERVICE SHARES (11/15/2004)
Accumulation unit value at beginning of period                                               $ 1.12     $ 1.04    $ 1.00         --
Accumulation unit value at end of period                                                     $ 1.18     $ 1.12    $ 1.04         --
Number of accumulation units outstanding at end of period (000 omitted)                          --         --        --         --
-----------------------------------------------------------------------------------------------------------------------------------
DREYFUS INVESTMENT PORTFOLIOS TECHNOLOGY GROWTH PORTFOLIO, SERVICE SHARES (11/15/2004)
Accumulation unit value at beginning of period                                               $ 1.04     $ 1.02    $ 1.00         --
Accumulation unit value at end of period                                                     $ 1.07     $ 1.04    $ 1.02         --
Number of accumulation units outstanding at end of period (000 omitted)                          12          7        --         --
-----------------------------------------------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND APPRECIATION PORTFOLIO, SERVICE SHARES (11/15/2004)
Accumulation unit value at beginning of period                                               $ 1.05     $ 1.02    $ 1.00         --
Accumulation unit value at end of period                                                     $ 1.20     $ 1.05    $ 1.02         --
Number of accumulation units outstanding at end of period (000 omitted)                          --         --        --         --
-----------------------------------------------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND INTERNATIONAL VALUE PORTFOLIO, SERVICE SHARES (11/15/2004)
Accumulation unit value at beginning of period                                               $ 1.15     $ 1.05    $ 1.00         --
Accumulation unit value at end of period                                                     $ 1.39     $ 1.15    $ 1.05         --
Number of accumulation units outstanding at end of period (000 omitted)                          --         --        --         --
-----------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO SERVICE CLASS 2 (3/17/2003)
Accumulation unit value at beginning of period                                               $ 1.73     $ 1.50    $ 1.33     $ 1.00
Accumulation unit value at end of period                                                     $ 1.90     $ 1.73    $ 1.50     $ 1.33
Number of accumulation units outstanding at end of period (000 omitted)                         139         66        20         --
-----------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP GROWTH PORTFOLIO SERVICE CLASS 2 (3/17/2003)
Accumulation unit value at beginning of period                                               $ 1.46     $ 1.40    $ 1.38     $ 1.00
Accumulation unit value at end of period                                                     $ 1.53     $ 1.46    $ 1.40     $ 1.38
Number of accumulation units outstanding at end of period (000 omitted)                           8          2         1         --
-----------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP INVESTMENT GRADE BOND PORTFOLIO SERVICE CLASS 2 (11/15/2004)
Accumulation unit value at beginning of period                                               $ 1.01     $ 1.00    $ 1.00         --
Accumulation unit value at end of period                                                     $ 1.03     $ 1.01    $ 1.00         --
Number of accumulation units outstanding at end of period (000 omitted)                         110         67        --         --
-----------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2 (3/17/2003)
Accumulation unit value at beginning of period                                               $ 2.10     $ 1.81    $ 1.47     $ 1.00
Accumulation unit value at end of period                                                     $ 2.33     $ 2.10    $ 1.81     $ 1.47
Number of accumulation units outstanding at end of period (000 omitted)                          65         30        19         --
-----------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP OVERSEAS PORTFOLIO SERVICE CLASS 2 (3/17/2003)
Accumulation unit value at beginning of period                                               $ 2.04     $ 1.75    $ 1.57     $ 1.00
Accumulation unit value at end of period                                                     $ 2.37     $ 2.04    $ 1.75     $ 1.57
Number of accumulation units outstanding at end of period (000 omitted)                           3          2         1          1
-----------------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN INCOME SECURITIES FUND - CLASS 2 (11/15/2004)
Accumulation unit value at beginning of period                                               $ 1.03     $ 1.03    $ 1.00         --
Accumulation unit value at end of period                                                     $ 1.20     $ 1.03    $ 1.03         --
Number of accumulation units outstanding at end of period (000 omitted)                          --         --        --         --
-----------------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN GLOBAL REAL ESTATE SECURITIES FUND - CLASS 2 (3/17/2003)
(PREVIOUSLY FTVIPT FRANKLIN REAL ESTATE FUND - CLASS 2)
Accumulation unit value at beginning of period                                               $ 1.95     $ 1.75    $ 1.35     $ 1.00
Accumulation unit value at end of period                                                     $ 2.32     $ 1.95    $ 1.75     $ 1.35
Number of accumulation units outstanding at end of period (000 omitted)                          10         10         8         --
-----------------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN RISING DIVIDENDS SECURITIES FUND - CLASS 2 (11/15/2004)
Accumulation unit value at beginning of period                                               $ 1.05     $ 1.03    $ 1.00         --
Accumulation unit value at end of period                                                     $ 1.21     $ 1.05    $ 1.03         --
Number of accumulation units outstanding at end of period (000 omitted)                          --         --        --         --
-----------------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL CAP VALUE SECURITIES FUND - CLASS 2 (3/17/2003)
Accumulation unit value at beginning of period                                               $ 1.93     $ 1.80    $ 1.48     $ 1.00
Accumulation unit value at end of period                                                     $ 2.22     $ 1.93    $ 1.80     $ 1.48
Number of accumulation units outstanding at end of period (000 omitted)                          10          7         5         --
-----------------------------------------------------------------------------------------------------------------------------------



56 - RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

VARIABLE ACCOUNT CHARGES OF 1.55% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)

YEAR ENDED DEC. 31,                                                                            2006       2005      2004       2003
-----------------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL-MID CAP GROWTH SECURITIES FUND - CLASS 2 (3/17/2003)
Accumulation unit value at beginning of period                                               $ 1.66     $ 1.61    $ 1.46     $ 1.00
Accumulation unit value at end of period                                                     $ 1.77     $ 1.66    $ 1.61     $ 1.46
Number of accumulation units outstanding at end of period (000 omitted)                          12          8         5         --
-----------------------------------------------------------------------------------------------------------------------------------
FTVIPT MUTUAL SHARES SECURITIES FUND - CLASS 2 (3/17/2003)
Accumulation unit value at beginning of period                                               $ 1.54     $ 1.41    $ 1.27     $ 1.00
Accumulation unit value at end of period                                                     $ 1.79     $ 1.54    $ 1.41     $ 1.27
Number of accumulation units outstanding at end of period (000 omitted)                         167        153       151         --
-----------------------------------------------------------------------------------------------------------------------------------
FTVIPT TEMPLETON FOREIGN SECURITIES FUND - CLASS 2 (3/17/2003)
Accumulation unit value at beginning of period                                               $ 1.80     $ 1.66    $ 1.42     $ 1.00
Accumulation unit value at end of period                                                     $ 2.16     $ 1.80    $ 1.66     $ 1.42
Number of accumulation units outstanding at end of period (000 omitted)                          --         --        --         --
-----------------------------------------------------------------------------------------------------------------------------------
FTVIPT TEMPLETON GLOBAL INCOME SECURITIES FUND - CLASS 2 (11/15/2004)
Accumulation unit value at beginning of period                                               $ 1.00     $ 1.05    $ 1.00         --
Accumulation unit value at end of period                                                     $ 1.11     $ 1.00    $ 1.05         --
Number of accumulation units outstanding at end of period (000 omitted)                          45         22        --         --
-----------------------------------------------------------------------------------------------------------------------------------
FTVIPT TEMPLETON GROWTH SECURITIES FUND - CLASS 2 (11/15/2004)
Accumulation unit value at beginning of period                                               $ 1.12     $ 1.04    $ 1.00         --
Accumulation unit value at end of period                                                     $ 1.34     $ 1.12    $ 1.04         --
Number of accumulation units outstanding at end of period (000 omitted)                          --         --        --         --
-----------------------------------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT MID CAP VALUE FUND - INSTITUTIONAL SHARES (11/15/2004)
Accumulation unit value at beginning of period                                               $ 1.16     $ 1.04    $ 1.00         --
Accumulation unit value at end of period                                                     $ 1.33     $ 1.16    $ 1.04         --
Number of accumulation units outstanding at end of period (000 omitted)                          31         19        --         --
-----------------------------------------------------------------------------------------------------------------------------------
MFS(R) INVESTORS GROWTH STOCK SERIES - SERVICE CLASS (3/17/2003)
Accumulation unit value at beginning of period                                               $ 1.38     $ 1.34    $ 1.25     $ 1.00
Accumulation unit value at end of period                                                     $ 1.46     $ 1.38    $ 1.34     $ 1.25
Number of accumulation units outstanding at end of period (000 omitted)                          --         --        --         --
-----------------------------------------------------------------------------------------------------------------------------------
MFS(R) NEW DISCOVERY SERIES - SERVICE CLASS (3/17/2003)
Accumulation unit value at beginning of period                                               $ 1.51     $ 1.46    $ 1.40     $ 1.00
Accumulation unit value at end of period                                                     $ 1.68     $ 1.51    $ 1.46     $ 1.40
Number of accumulation units outstanding at end of period (000 omitted)                          --         --        --         --
-----------------------------------------------------------------------------------------------------------------------------------
MFS(R) TOTAL RETURN SERIES - SERVICE CLASS (3/17/2003)
Accumulation unit value at beginning of period                                               $ 1.29     $ 1.28    $ 1.17     $ 1.00
Accumulation unit value at end of period                                                     $ 1.42     $ 1.29    $ 1.28     $ 1.17
Number of accumulation units outstanding at end of period (000 omitted)                          29         13        13         --
-----------------------------------------------------------------------------------------------------------------------------------
MFS(R) UTILITIES SERIES - SERVICE CLASS (3/17/2003)
Accumulation unit value at beginning of period                                               $ 1.95     $ 1.70    $ 1.33     $ 1.00
Accumulation unit value at end of period                                                     $ 2.51     $ 1.95    $ 1.70     $ 1.33
Number of accumulation units outstanding at end of period (000 omitted)                           5          5         4         --
-----------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER CAPITAL APPRECIATION FUND/VA, SERVICE SHARES (3/17/2003)
Accumulation unit value at beginning of period                                               $ 1.47     $ 1.42    $ 1.36     $ 1.00
Accumulation unit value at end of period                                                     $ 1.56     $ 1.47    $ 1.42     $ 1.36
Number of accumulation units outstanding at end of period (000 omitted)                          28         26         5         --
-----------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES (3/17/2003)
Accumulation unit value at beginning of period                                               $ 2.02     $ 1.80    $ 1.54     $ 1.00
Accumulation unit value at end of period                                                     $ 2.34     $ 2.02    $ 1.80     $ 1.54
Number of accumulation units outstanding at end of period (000 omitted)                          --         --        --         --
-----------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER HIGH INCOME FUND/VA, SERVICE SHARES (3/17/2003)
Accumulation unit value at beginning of period                                               $ 1.27     $ 1.26    $ 1.18     $ 1.00
Accumulation unit value at end of period                                                     $ 1.36     $ 1.27    $ 1.26     $ 1.18
Number of accumulation units outstanding at end of period (000 omitted)                           1          1         1          1
-----------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL CAP FUND/VA, SERVICE SHARES (3/17/2003)
Accumulation unit value at beginning of period                                               $ 1.94     $ 1.79    $ 1.53     $ 1.00
Accumulation unit value at end of period                                                     $ 2.18     $ 1.94    $ 1.79     $ 1.53
Number of accumulation units outstanding at end of period (000 omitted)                          39         16        15         --
-----------------------------------------------------------------------------------------------------------------------------------



RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2 - 57

VARIABLE ACCOUNT CHARGES OF 1.55% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)

YEAR ENDED DEC. 31,                                                                            2006       2005      2004       2003
-----------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER STRATEGIC BOND FUND/VA, SERVICE SHARES (3/17/2003)
Accumulation unit value at beginning of period                                               $ 1.21     $ 1.20    $ 1.13     $ 1.00
Accumulation unit value at end of period                                                     $ 1.28     $ 1.21    $ 1.20     $ 1.13
Number of accumulation units outstanding at end of period (000 omitted)                         276        233       196          1
-----------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT GROWTH AND INCOME FUND - CLASS IB SHARES (3/17/2003)
Accumulation unit value at beginning of period                                               $ 1.51     $ 1.46    $ 1.34     $ 1.00
Accumulation unit value at end of period                                                     $ 1.73     $ 1.51    $ 1.46     $ 1.34
Number of accumulation units outstanding at end of period (000 omitted)                           7          2         1         --
-----------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT HEALTH SCIENCES FUND - CLASS IB SHARES (11/15/2004)
Accumulation unit value at beginning of period                                               $ 1.16     $ 1.04    $ 1.00         --
Accumulation unit value at end of period                                                     $ 1.17     $ 1.16    $ 1.04         --
Number of accumulation units outstanding at end of period (000 omitted)                          --         --        --         --
-----------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT INTERNATIONAL EQUITY FUND - CLASS IB SHARES (3/17/2003)
Accumulation unit value at beginning of period                                               $ 1.76     $ 1.59    $ 1.39     $ 1.00
Accumulation unit value at end of period                                                     $ 2.21     $ 1.76    $ 1.59     $ 1.39
Number of accumulation units outstanding at end of period (000 omitted)                          --         --        --         --
-----------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT RESEARCH FUND - CLASS IB SHARES (3/17/2003)
Accumulation unit value at beginning of period                                               $ 1.45     $ 1.41    $ 1.33     $ 1.00
Accumulation unit value at end of period                                                     $ 1.59     $ 1.45    $ 1.41     $ 1.33
Number of accumulation units outstanding at end of period (000 omitted)                          --         --        --         --
-----------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT SMALL CAP VALUE FUND - CLASS IB SHARES (11/15/2004)
Accumulation unit value at beginning of period                                               $ 1.11     $ 1.05    $ 1.00         --
Accumulation unit value at end of period                                                     $ 1.28     $ 1.11    $ 1.05         --
Number of accumulation units outstanding at end of period (000 omitted)                           7         --        --         --
-----------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT VISTA FUND - CLASS IB SHARES (3/17/2003)
Accumulation unit value at beginning of period                                               $ 1.76     $ 1.59    $ 1.37     $ 1.00
Accumulation unit value at end of period                                                     $ 1.83     $ 1.76    $ 1.59     $ 1.37
Number of accumulation units outstanding at end of period (000 omitted)                          --         --        --         --
-----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - CASH MANAGEMENT FUND (3/17/2003)
Accumulation unit value at beginning of period                                               $ 0.99     $ 0.98    $ 0.99     $ 1.00
Accumulation unit value at end of period                                                     $ 1.02     $ 0.99    $ 0.98     $ 0.99
Number of accumulation units outstanding at end of period (000 omitted)                           3          1         2          2
-----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (3/17/2003)
Accumulation unit value at beginning of period                                               $ 1.04     $ 1.04    $ 1.01     $ 1.00
Accumulation unit value at end of period                                                     $ 1.07     $ 1.04    $ 1.04     $ 1.01
Number of accumulation units outstanding at end of period (000 omitted)                         113         15         5          1
-----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (3/17/2003)
Accumulation unit value at beginning of period                                               $ 1.97     $ 1.76    $ 1.52     $ 1.00
Accumulation unit value at end of period                                                     $ 2.32     $ 1.97    $ 1.76     $ 1.52
Number of accumulation units outstanding at end of period (000 omitted)                          48         34        --         --
-----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - EMERGING MARKETS FUND (11/15/2004)
Accumulation unit value at beginning of period                                               $ 1.42     $ 1.08    $ 1.00         --
Accumulation unit value at end of period                                                     $ 1.88     $ 1.42    $ 1.08         --
Number of accumulation units outstanding at end of period (000 omitted)                          19         16        --         --
-----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - GLOBAL INFLATION PROTECTED SECURITIES FUND (5/1/2006)
Accumulation unit value at beginning of period                                               $ 1.00         --        --         --
Accumulation unit value at end of period                                                     $ 1.03         --        --         --
Number of accumulation units outstanding at end of period (000 omitted)                          37         --        --         --
-----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - GROWTH FUND (3/17/2003)
Accumulation unit value at beginning of period                                               $ 1.42     $ 1.33    $ 1.24     $ 1.00
Accumulation unit value at end of period                                                     $ 1.55     $ 1.42    $ 1.33     $ 1.24
Number of accumulation units outstanding at end of period (000 omitted)                          --         --        --         --
-----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - HIGH YIELD BOND FUND (11/15/2004)
Accumulation unit value at beginning of period                                               $ 1.03     $ 1.01    $ 1.00         --
Accumulation unit value at end of period                                                     $ 1.13     $ 1.03    $ 1.01         --
Number of accumulation units outstanding at end of period (000 omitted)                          19         17        --         --
-----------------------------------------------------------------------------------------------------------------------------------



58 - RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

VARIABLE ACCOUNT CHARGES OF 1.55% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)

YEAR ENDED DEC. 31,                                                                            2006       2005      2004       2003
-----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - INCOME OPPORTUNITIES FUND (11/15/2004)
Accumulation unit value at beginning of period                                               $ 1.02     $ 1.01    $ 1.00         --
Accumulation unit value at end of period                                                     $ 1.09     $ 1.02    $ 1.01         --
Number of accumulation units outstanding at end of period (000 omitted)                          15         --        --         --
-----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - INTERNATIONAL OPPORTUNITY FUND (11/15/2004)
Accumulation unit value at beginning of period                                               $ 1.19     $ 1.06    $ 1.00         --
Accumulation unit value at end of period                                                     $ 1.45     $ 1.19    $ 1.06         --
Number of accumulation units outstanding at end of period (000 omitted)                          --         --        --         --
-----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - LARGE CAP EQUITY FUND (11/15/2004)
Accumulation unit value at beginning of period                                               $ 1.08     $ 1.03    $ 1.00         --
Accumulation unit value at end of period                                                     $ 1.22     $ 1.08    $ 1.03         --
Number of accumulation units outstanding at end of period (000 omitted)                           8          8        --         --
-----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - LARGE CAP VALUE FUND (11/15/2004)
Accumulation unit value at beginning of period                                               $ 1.06     $ 1.03    $ 1.00         --
Accumulation unit value at end of period                                                     $ 1.24     $ 1.06    $ 1.03         --
Number of accumulation units outstanding at end of period (000 omitted)                          --         --        --         --
-----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - MID CAP GROWTH FUND (11/15/2004)
Accumulation unit value at beginning of period                                               $ 1.13     $ 1.04    $ 1.00         --
Accumulation unit value at end of period                                                     $ 1.11     $ 1.13    $ 1.04         --
Number of accumulation units outstanding at end of period (000 omitted)                          --         --        --         --
-----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - S&P 500 INDEX FUND (3/17/2003)
Accumulation unit value at beginning of period                                               $ 1.48     $ 1.44    $ 1.33     $ 1.00
Accumulation unit value at end of period                                                     $ 1.68     $ 1.48    $ 1.44     $ 1.33
Number of accumulation units outstanding at end of period (000 omitted)                           7          7         6          1
-----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - SELECT VALUE FUND (11/15/2004)
Accumulation unit value at beginning of period                                               $ 1.03     $ 1.04    $ 1.00         --
Accumulation unit value at end of period                                                     $ 1.18     $ 1.03    $ 1.04         --
Number of accumulation units outstanding at end of period (000 omitted)                          --         --        --         --
-----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND (3/17/2003)
Accumulation unit value at beginning of period                                               $ 0.98     $ 0.98    $ 0.99     $ 1.00
Accumulation unit value at end of period                                                     $ 1.01     $ 0.98    $ 0.98     $ 0.99
Number of accumulation units outstanding at end of period (000 omitted)                          39         34        28          2
-----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - SMALL CAP VALUE FUND (3/17/2003)
Accumulation unit value at beginning of period                                               $ 1.84     $ 1.76    $ 1.49     $ 1.00
Accumulation unit value at end of period                                                     $ 2.17     $ 1.84    $ 1.76     $ 1.49
Number of accumulation units outstanding at end of period (000 omitted)                          16         17        --         --
-----------------------------------------------------------------------------------------------------------------------------------
VAN KAMPEN LIFE INVESTMENT TRUST COMSTOCK PORTFOLIO, CLASS II SHARES (11/15/2004)
Accumulation unit value at beginning of period                                               $ 1.06     $ 1.03    $ 1.00         --
Accumulation unit value at end of period                                                     $ 1.21     $ 1.06    $ 1.03         --
Number of accumulation units outstanding at end of period (000 omitted)                         101         75        --         --
-----------------------------------------------------------------------------------------------------------------------------------
VAN KAMPEN UIF U.S. REAL ESTATE PORTFOLIO, CLASS II SHARES (11/15/2004)
Accumulation unit value at beginning of period                                               $ 1.21     $ 1.05    $ 1.00         --
Accumulation unit value at end of period                                                     $ 1.64     $ 1.21    $ 1.05         --
Number of accumulation units outstanding at end of period (000 omitted)                           1         --        --         --
-----------------------------------------------------------------------------------------------------------------------------------
WANGER INTERNATIONAL SMALL CAP (11/15/2004)
Accumulation unit value at beginning of period                                               $ 1.30     $ 1.08    $ 1.00         --
Accumulation unit value at end of period                                                     $ 1.75     $ 1.30    $ 1.08         --
Number of accumulation units outstanding at end of period (000 omitted)                          27         24        --         --
-----------------------------------------------------------------------------------------------------------------------------------
WANGER U.S. SMALLER COMPANIES (11/15/2004)
Accumulation unit value at beginning of period                                               $ 1.14     $ 1.04    $ 1.00         --
Accumulation unit value at end of period                                                     $ 1.21     $ 1.14    $ 1.04         --
Number of accumulation units outstanding at end of period (000 omitted)                          20         18        --         --
-----------------------------------------------------------------------------------------------------------------------------------



RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2 - 59

VARIABLE ACCOUNT CHARGES OF 1.65% OF THE DAILY NET ASSETS OF THE VARIABLE
ACCOUNT.

YEAR ENDED DEC. 31,                                                                            2006       2005      2004       2003
-----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. BASIC VALUE FUND, SERIES II SHARES (3/17/2003)
Accumulation unit value at beginning of period                                               $ 1.64    $  1.58    $ 1.45     $ 1.00
Accumulation unit value at end of period                                                     $ 1.82    $  1.64    $ 1.58     $ 1.45
Number of accumulation units outstanding at end of period (000 omitted)                          47         42        14          9
-----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES (3/17/2003)
Accumulation unit value at beginning of period                                               $ 1.71    $  1.59    $ 1.40     $ 1.00
Accumulation unit value at end of period                                                     $ 1.96    $  1.71    $ 1.59     $ 1.40
Number of accumulation units outstanding at end of period (000 omitted)                           3          3         4          4
-----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. CORE EQUITY FUND, SERIES II SHARES (4/28/2006)
Accumulation unit value at beginning of period                                               $ 1.00         --        --         --
Accumulation unit value at end of period                                                     $ 1.08         --        --         --
Number of accumulation units outstanding at end of period (000 omitted)                          --         --        --         --
-----------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS BALANCED SHARES PORTFOLIO (CLASS B) (3/17/2003)
Accumulation unit value at beginning of period                                               $ 1.27    $  1.25    $ 1.17     $ 1.00
Accumulation unit value at end of period                                                     $ 1.40    $  1.27    $ 1.25     $ 1.17
Number of accumulation units outstanding at end of period (000 omitted)                          14         14        15         --
-----------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GLOBAL TECHNOLOGY PORTFOLIO (CLASS B) (3/17/2003)
Accumulation unit value at beginning of period                                               $ 1.48    $  1.45    $ 1.40     $ 1.00
Accumulation unit value at end of period                                                     $ 1.58    $  1.48    $ 1.45     $ 1.40
Number of accumulation units outstanding at end of period (000 omitted)                          33         33        35         30
-----------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO (CLASS B) (3/17/2003)
Accumulation unit value at beginning of period                                               $ 1.53    $  1.49    $ 1.36     $ 1.00
Accumulation unit value at end of period                                                     $ 1.76    $  1.53    $ 1.49     $ 1.36
Number of accumulation units outstanding at end of period (000 omitted)                         355        362       364        283
-----------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS LARGE CAP GROWTH PORTFOLIO (CLASS B) (3/17/2003)
Accumulation unit value at beginning of period                                               $ 1.54    $  1.36    $ 1.28     $ 1.00
Accumulation unit value at end of period                                                     $ 1.50    $  1.54    $ 1.36     $ 1.28
Number of accumulation units outstanding at end of period (000 omitted)                          78         66        68         35
-----------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO SERVICE CLASS 2 (3/17/2003)
Accumulation unit value at beginning of period                                               $ 1.72    $  1.50    $ 1.33     $ 1.00
Accumulation unit value at end of period                                                     $ 1.89    $  1.72    $ 1.50     $ 1.33
Number of accumulation units outstanding at end of period (000 omitted)                         163        159       160         26
-----------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP GROWTH PORTFOLIO SERVICE CLASS 2 (3/17/2003)
Accumulation unit value at beginning of period                                               $ 1.45    $  1.40    $ 1.38     $ 1.00
Accumulation unit value at end of period                                                     $ 1.52    $  1.45    $ 1.40     $ 1.38
Number of accumulation units outstanding at end of period (000 omitted)                         133        133       134         --
-----------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2 (3/17/2003)
Accumulation unit value at beginning of period                                               $ 2.10    $  1.81    $ 1.47     $ 1.00
Accumulation unit value at end of period                                                     $ 2.32    $  2.10    $ 1.81     $ 1.47
Number of accumulation units outstanding at end of period (000 omitted)                         424        430       446        321
-----------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP OVERSEAS PORTFOLIO SERVICE CLASS 2 (3/17/2003)
Accumulation unit value at beginning of period                                               $ 2.04    $  1.74    $ 1.57     $ 1.00
Accumulation unit value at end of period                                                     $ 2.36    $  2.04    $ 1.74     $ 1.57
Number of accumulation units outstanding at end of period (000 omitted)                          15         15        17         --
-----------------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN GLOBAL REAL ESTATE SECURITIES FUND - CLASS 2 (3/17/2003)
(PREVIOUSLY FTVIPT FRANKLIN REAL ESTATE FUND - CLASS 2)
Accumulation unit value at beginning of period                                               $ 2.00    $  1.79    $ 1.38     $ 1.00
Accumulation unit value at end of period                                                     $ 2.37    $  2.00    $ 1.79     $ 1.38
Number of accumulation units outstanding at end of period (000 omitted)                          22         22        28         21
-----------------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL CAP VALUE SECURITIES FUND - CLASS 2 (3/17/2003)
Accumulation unit value at beginning of period                                               $ 1.92    $  1.80    $ 1.48     $ 1.00
Accumulation unit value at end of period                                                     $ 2.21    $  1.92    $ 1.80     $ 1.48
Number of accumulation units outstanding at end of period (000 omitted)                          31         30        27          8
-----------------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL-MID CAP GROWTH SECURITIES FUND - CLASS 2 (3/17/2003)
Accumulation unit value at beginning of period                                               $ 1.65    $  1.60    $ 1.46     $ 1.00
Accumulation unit value at end of period                                                     $ 1.77    $  1.65    $ 1.60     $ 1.46
Number of accumulation units outstanding at end of period (000 omitted)                          88         93       104         65
-----------------------------------------------------------------------------------------------------------------------------------



60 - RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

VARIABLE ACCOUNT CHARGES OF 1.65% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)

YEAR ENDED DEC. 31,                                                                            2006       2005      2004       2003
-----------------------------------------------------------------------------------------------------------------------------------
FTVIPT MUTUAL SHARES SECURITIES FUND - CLASS 2 (3/17/2003)
Accumulation unit value at beginning of period                                               $ 1.53    $  1.41    $ 1.27    $  1.00
Accumulation unit value at end of period                                                     $ 1.78    $  1.53    $ 1.41    $  1.27
Number of accumulation units outstanding at end of period (000 omitted)                         312        308       320         68
-----------------------------------------------------------------------------------------------------------------------------------
FTVIPT TEMPLETON FOREIGN SECURITIES FUND - CLASS 2 (3/17/2003)
Accumulation unit value at beginning of period                                               $ 1.83    $  1.69    $ 1.45    $  1.00
Accumulation unit value at end of period                                                     $ 2.19    $  1.83    $ 1.69    $  1.45
Number of accumulation units outstanding at end of period (000 omitted)                          50         51        47          9
-----------------------------------------------------------------------------------------------------------------------------------
MFS(R) INVESTORS GROWTH STOCK SERIES - SERVICE CLASS (3/17/2003)
Accumulation unit value at beginning of period                                               $ 1.38    $  1.34    $ 1.25    $  1.00
Accumulation unit value at end of period                                                     $ 1.45    $  1.38    $ 1.34    $  1.25
Number of accumulation units outstanding at end of period (000 omitted)                           4          4         4          4
-----------------------------------------------------------------------------------------------------------------------------------
MFS(R) NEW DISCOVERY SERIES - SERVICE CLASS (3/17/2003)
Accumulation unit value at beginning of period                                               $ 1.51    $  1.46    $ 1.40    $  1.00
Accumulation unit value at end of period                                                     $ 1.68    $  1.51    $ 1.46    $  1.40
Number of accumulation units outstanding at end of period (000 omitted)                          --         --        --         --
-----------------------------------------------------------------------------------------------------------------------------------
MFS(R) TOTAL RETURN SERIES - SERVICE CLASS (3/17/2003)
Accumulation unit value at beginning of period                                               $ 1.29    $  1.28    $ 1.17    $  1.00
Accumulation unit value at end of period                                                     $ 1.42    $  1.29    $ 1.28    $  1.17
Number of accumulation units outstanding at end of period (000 omitted)                         131        121       123         80
-----------------------------------------------------------------------------------------------------------------------------------
MFS(R) UTILITIES SERIES - SERVICE CLASS (3/17/2003)
Accumulation unit value at beginning of period                                               $ 1.94    $  1.70    $ 1.33    $  1.00
Accumulation unit value at end of period                                                     $ 2.50    $  1.94    $ 1.70    $  1.33
Number of accumulation units outstanding at end of period (000 omitted)                           4          4         4          1
-----------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER CAPITAL APPRECIATION FUND/VA, SERVICE SHARES (3/17/2003)
Accumulation unit value at beginning of period                                               $ 1.47    $  1.42    $ 1.35    $  1.00
Accumulation unit value at end of period                                                     $ 1.55    $  1.47    $ 1.42    $  1.35
Number of accumulation units outstanding at end of period (000 omitted)                         170        171       173          9
-----------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES (3/17/2003)
Accumulation unit value at beginning of period                                               $ 2.02    $  1.80    $ 1.54    $  1.00
Accumulation unit value at end of period                                                     $ 2.33    $  2.02    $ 1.80    $  1.54
Number of accumulation units outstanding at end of period (000 omitted)                          54         52        52          1
-----------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER HIGH INCOME FUND/VA, SERVICE SHARES (3/17/2003)
Accumulation unit value at beginning of period                                               $ 1.26    $  1.26    $ 1.18    $  1.00
Accumulation unit value at end of period                                                     $ 1.36    $  1.26    $ 1.26    $  1.18
Number of accumulation units outstanding at end of period (000 omitted)                          17         20        21          1
-----------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL CAP FUND/VA, SERVICE SHARES (3/17/2003)
Accumulation unit value at beginning of period                                               $ 1.93    $  1.79    $ 1.53    $  1.00
Accumulation unit value at end of period                                                     $ 2.18    $  1.93    $ 1.79    $  1.53
Number of accumulation units outstanding at end of period (000 omitted)                         358        359       362        268
-----------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER STRATEGIC BOND FUND/VA, SERVICE SHARES (3/17/2003)
Accumulation unit value at beginning of period                                               $ 1.21    $  1.20    $ 1.13    $  1.00
Accumulation unit value at end of period                                                     $ 1.28    $  1.21    $ 1.20    $  1.13
Number of accumulation units outstanding at end of period (000 omitted)                         310        299       307         75
-----------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT GROWTH AND INCOME FUND - CLASS IB SHARES (3/17/2003)
Accumulation unit value at beginning of period                                               $ 1.51    $  1.46    $ 1.33    $  1.00
Accumulation unit value at end of period                                                     $ 1.72    $  1.51    $ 1.46    $  1.33
Number of accumulation units outstanding at end of period (000 omitted)                          --         --        --         --
-----------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT INTERNATIONAL EQUITY FUND - CLASS IB SHARES (3/17/2003)
Accumulation unit value at beginning of period                                               $ 1.75    $  1.59    $ 1.39    $  1.00
Accumulation unit value at end of period                                                     $ 2.20    $  1.75    $ 1.59    $  1.39
Number of accumulation units outstanding at end of period (000 omitted)                           8          8         9         --
-----------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT RESEARCH FUND - CLASS IB SHARES (3/17/2003)
Accumulation unit value at beginning of period                                               $ 1.45    $  1.40    $ 1.33    $  1.00
Accumulation unit value at end of period                                                     $ 1.59    $  1.45    $ 1.40    $  1.33
Number of accumulation units outstanding at end of period (000 omitted)                          --         --        --         --
-----------------------------------------------------------------------------------------------------------------------------------



RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2 - 61

VARIABLE ACCOUNT CHARGES OF 1.65% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)

YEAR ENDED DEC. 31,                                                                             2006      2005       2004      2003
-----------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT VISTA FUND - CLASS IB SHARES (3/17/2003)
Accumulation unit value at beginning of period                                               $  1.76    $ 1.59     $ 1.36    $ 1.00
Accumulation unit value at end of period                                                     $  1.82    $ 1.76     $ 1.59    $ 1.36
Number of accumulation units outstanding at end of period (000 omitted)                            8         8          8         8
-----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - CASH MANAGEMENT FUND (3/17/2003)
Accumulation unit value at beginning of period                                               $  0.99    $ 0.98     $ 0.99    $ 1.00
Accumulation unit value at end of period                                                     $  1.02    $ 0.99     $ 0.98    $ 0.99
Number of accumulation units outstanding at end of period (000 omitted)                          117       107         97        --
-----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (3/17/2003)
Accumulation unit value at beginning of period                                               $  1.04    $ 1.03     $ 1.00    $ 1.00
Accumulation unit value at end of period                                                     $  1.06    $ 1.04     $ 1.03    $ 1.00
Number of accumulation units outstanding at end of period (000 omitted)                           44        28         28        28
-----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (3/17/2003)
Accumulation unit value at beginning of period                                               $  1.97    $ 1.76     $ 1.51    $ 1.00
Accumulation unit value at end of period                                                     $  2.32    $ 1.97     $ 1.76    $ 1.51
Number of accumulation units outstanding at end of period (000 omitted)                           11        10          9         1
-----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - GROWTH FUND (3/17/2003)
Accumulation unit value at beginning of period                                               $  1.42    $ 1.33     $ 1.24    $ 1.00
Accumulation unit value at end of period                                                     $  1.55    $ 1.42     $ 1.33    $ 1.24
Number of accumulation units outstanding at end of period (000 omitted)                           --        --         --        --
-----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - LARGE CAP EQUITY FUND (3/17/2006)
Accumulation unit value at beginning of period                                               $  1.00        --         --        --
Accumulation unit value at end of period                                                     $  1.08        --         --        --
Number of accumulation units outstanding at end of period (000 omitted)                            3        --         --        --
-----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - S&P 500 INDEX FUND (3/17/2003)
Accumulation unit value at beginning of period                                               $  1.48    $ 1.44     $ 1.33    $ 1.00
Accumulation unit value at end of period                                                     $  1.67    $ 1.48     $ 1.44    $ 1.33
Number of accumulation units outstanding at end of period (000 omitted)                           89        90         80        29
-----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND (3/17/2003)
Accumulation unit value at beginning of period                                               $  0.98    $ 0.98     $ 0.99    $ 1.00
Accumulation unit value at end of period                                                     $  1.00    $ 0.98     $ 0.98    $ 0.99
Number of accumulation units outstanding at end of period (000 omitted)                          101       101         85        --
-----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - SMALL CAP VALUE FUND (3/17/2003)
Accumulation unit value at beginning of period                                               $  1.83    $ 1.76     $ 1.49    $ 1.00
Accumulation unit value at end of period                                                     $  2.17    $ 1.83     $ 1.76    $ 1.49
Number of accumulation units outstanding at end of period (000 omitted)                            3         5          7         3
-----------------------------------------------------------------------------------------------------------------------------------



62 - RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

VARIABLE ACCOUNT CHARGES OF 1.70% OF THE DAILY NET ASSETS OF THE VARIABLE
ACCOUNT.

YEAR ENDED DEC. 31,                                                                                       2006      2005       2004
-----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. BASIC VALUE FUND, SERIES II SHARES (11/15/2004)
Accumulation unit value at beginning of period                                                         $  1.07    $ 1.03    $  1.00
Accumulation unit value at end of period                                                               $  1.19    $ 1.07    $  1.03
Number of accumulation units outstanding at end of period (000 omitted)                                      6         6          1
-----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES (11/15/2004)
Accumulation unit value at beginning of period                                                         $  1.13    $ 1.05    $  1.00
Accumulation unit value at end of period                                                               $  1.29    $ 1.13    $  1.05
Number of accumulation units outstanding at end of period (000 omitted)                                     --        --         --
-----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. MID CAP CORE EQUITY FUND, SERIES II SHARES (11/15/2004)
Accumulation unit value at beginning of period                                                         $  1.08    $ 1.02    $  1.00
Accumulation unit value at end of period                                                               $  1.18    $ 1.08    $  1.02
Number of accumulation units outstanding at end of period (000 omitted)                                      2         2         --
-----------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS BALANCED SHARES PORTFOLIO (CLASS B) (11/15/2004)
Accumulation unit value at beginning of period                                                         $  1.04    $ 1.02    $  1.00
Accumulation unit value at end of period                                                               $  1.14    $ 1.04    $  1.02
Number of accumulation units outstanding at end of period (000 omitted)                                     --        --         --
-----------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO (CLASS B) (11/15/2004)
Accumulation unit value at beginning of period                                                         $  1.06    $ 1.03    $  1.00
Accumulation unit value at end of period                                                               $  1.22    $ 1.06    $  1.03
Number of accumulation units outstanding at end of period (000 omitted)                                     --        --         --
-----------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS INTERNATIONAL VALUE PORTFOLIO (CLASS B) (11/15/2004)
Accumulation unit value at beginning of period                                                         $  1.21    $ 1.05    $  1.00
Accumulation unit value at end of period                                                               $  1.60    $ 1.21    $  1.05
Number of accumulation units outstanding at end of period (000 omitted)                                     43        28          1
-----------------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP INFLATION PROTECTION, CLASS II (11/15/2004)
Accumulation unit value at beginning of period                                                         $  1.01    $ 1.01    $  1.00
Accumulation unit value at end of period                                                               $  1.01    $ 1.01    $  1.01
Number of accumulation units outstanding at end of period (000 omitted)                                     84        50          3
-----------------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP INTERNATIONAL, CLASS II (11/15/2004)
Accumulation unit value at beginning of period                                                         $  1.18    $ 1.06    $  1.00
Accumulation unit value at end of period                                                               $  1.44    $ 1.18    $  1.06
Number of accumulation units outstanding at end of period (000 omitted)                                     --        --         --
-----------------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP ULTRA(R), CLASS II (11/15/2004)
Accumulation unit value at beginning of period                                                         $  1.03    $ 1.03    $  1.00
Accumulation unit value at end of period                                                               $  0.98    $ 1.03    $  1.03
Number of accumulation units outstanding at end of period (000 omitted)                                     99        36         --
-----------------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP VALUE, CLASS II (11/15/2004)
Accumulation unit value at beginning of period                                                         $  1.07    $ 1.04    $  1.00
Accumulation unit value at end of period                                                               $  1.24    $ 1.07    $  1.04
Number of accumulation units outstanding at end of period (000 omitted)                                     --        --         --
-----------------------------------------------------------------------------------------------------------------------------------
COLUMBIA HIGH YIELD FUND, VARIABLE SERIES, CLASS B (4/28/2006)
Accumulation unit value at beginning of period                                                         $  1.00        --         --
Accumulation unit value at end of period                                                               $  1.07        --         --
Number of accumulation units outstanding at end of period (000 omitted)                                     39        --         --
-----------------------------------------------------------------------------------------------------------------------------------
COLUMBIA SMALL CAP VALUE FUND, VARIABLE SERIES, CLASS B (11/15/2004)
Accumulation unit value at beginning of period                                                         $  1.09    $ 1.06    $  1.00
Accumulation unit value at end of period                                                               $  1.28    $ 1.09    $  1.06
Number of accumulation units outstanding at end of period (000 omitted)                                     --        --         --
-----------------------------------------------------------------------------------------------------------------------------------
DREYFUS INVESTMENT PORTFOLIOS MIDCAP STOCK PORTFOLIO, SERVICE SHARES (11/15/2004)
Accumulation unit value at beginning of period                                                         $  1.11    $ 1.04    $  1.00
Accumulation unit value at end of period                                                               $  1.18    $ 1.11    $  1.04
Number of accumulation units outstanding at end of period (000 omitted)                                     --        --         --
-----------------------------------------------------------------------------------------------------------------------------------
DREYFUS INVESTMENT PORTFOLIOS TECHNOLOGY GROWTH PORTFOLIO, SERVICE SHARES (11/15/ 2004)
Accumulation unit value at beginning of period                                                         $  1.04    $ 1.02    $  1.00
Accumulation unit value at end of period                                                               $  1.07    $ 1.04    $  1.02
Number of accumulation units outstanding at end of period (000 omitted)                                     20         8         --
-----------------------------------------------------------------------------------------------------------------------------------



RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2 - 63

VARIABLE ACCOUNT CHARGES OF 1.70% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)

YEAR ENDED DEC. 31,                                                                                        2006      2005      2004
-----------------------------------------------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND APPRECIATION PORTFOLIO, SERVICE SHARES (11/15/2004)
Accumulation unit value at beginning of period                                                          $  1.04   $  1.02   $  1.00
Accumulation unit value at end of period                                                                $  1.19   $  1.04   $  1.02
Number of accumulation units outstanding at end of period (000 omitted)                                      --        --        --
-----------------------------------------------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND INTERNATIONAL VALUE PORTFOLIO, SERVICE SHARES (11/15/2004)
Accumulation unit value at beginning of period                                                          $  1.15   $  1.05   $  1.00
Accumulation unit value at end of period                                                                $  1.38   $  1.15   $  1.05
Number of accumulation units outstanding at end of period (000 omitted)                                      --        --        --
-----------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO SERVICE CLASS 2 (11/15/2004)
Accumulation unit value at beginning of period                                                          $  1.18   $  1.03   $  1.00
Accumulation unit value at end of period                                                                $  1.30   $  1.18   $  1.03
Number of accumulation units outstanding at end of period (000 omitted)                                     197       105        43
-----------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP GROWTH PORTFOLIO SERVICE CLASS 2 (11/15/2004)
Accumulation unit value at beginning of period                                                          $  1.06   $  1.02   $  1.00
Accumulation unit value at end of period                                                                $  1.11   $  1.06   $  1.02
Number of accumulation units outstanding at end of period (000 omitted)                                      --        --        --
-----------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP INVESTMENT GRADE BOND PORTFOLIO SERVICE CLASS 2 (11/15/2004)
Accumulation unit value at beginning of period                                                          $  1.01   $  1.00   $  1.00
Accumulation unit value at end of period                                                                $  1.03   $  1.01   $  1.00
Number of accumulation units outstanding at end of period (000 omitted)                                      87        52         3
-----------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2 (11/15/2004)
Accumulation unit value at beginning of period                                                          $  1.22   $  1.05   $  1.00
Accumulation unit value at end of period                                                                $  1.35   $  1.22   $  1.05
Number of accumulation units outstanding at end of period (000 omitted)                                      27        12        --
-----------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP OVERSEAS PORTFOLIO SERVICE CLASS 2 (11/15/2004)
Accumulation unit value at beginning of period                                                          $  1.23   $  1.05   $  1.00
Accumulation unit value at end of period                                                                $  1.42   $  1.23   $  1.05
Number of accumulation units outstanding at end of period (000 omitted)                                       6         3        --
-----------------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN INCOME SECURITIES FUND - CLASS 2 (11/15/2004)
Accumulation unit value at beginning of period                                                          $  1.03   $  1.03   $  1.00
Accumulation unit value at end of period                                                                $  1.20   $  1.03   $  1.03
Number of accumulation units outstanding at end of period (000 omitted)                                      --        --        --
-----------------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN RISING DIVIDENDS SECURITIES FUND - CLASS 2 (11/15/2004)
Accumulation unit value at beginning of period                                                          $  1.04   $  1.03   $  1.00
Accumulation unit value at end of period                                                                $  1.20   $  1.04   $  1.03
Number of accumulation units outstanding at end of period (000 omitted)                                      --        --        --
-----------------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL-MID CAP GROWTH SECURITIES FUND - CLASS 2 (11/15/2004)
Accumulation unit value at beginning of period                                                          $  1.06   $  1.02   $  1.00
Accumulation unit value at end of period                                                                $  1.13   $  1.06   $  1.02
Number of accumulation units outstanding at end of period (000 omitted)                                      --        --        --
-----------------------------------------------------------------------------------------------------------------------------------
FTVIPT MUTUAL SHARES SECURITIES FUND - CLASS 2 (11/15/2004)
Accumulation unit value at beginning of period                                                          $  1.13   $  1.04   $  1.00
Accumulation unit value at end of period                                                                $  1.32   $  1.13   $  1.04
Number of accumulation units outstanding at end of period (000 omitted)                                      56        33        33
-----------------------------------------------------------------------------------------------------------------------------------
FTVIPT TEMPLETON GLOBAL INCOME SECURITIES FUND - CLASS 2 (11/15/2004)
Accumulation unit value at beginning of period                                                          $  1.00   $  1.05   $  1.00
Accumulation unit value at end of period                                                                $  1.10   $  1.00   $  1.05
Number of accumulation units outstanding at end of period (000 omitted)                                      62        19         1
-----------------------------------------------------------------------------------------------------------------------------------
FTVIPT TEMPLETON GROWTH SECURITIES FUND - CLASS 2 (11/15/2004)
Accumulation unit value at beginning of period                                                          $  1.11   $  1.04   $  1.00
Accumulation unit value at end of period                                                                $  1.34   $  1.11   $  1.04
Number of accumulation units outstanding at end of period (000 omitted)                                      --        --        --
-----------------------------------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT MID CAP VALUE FUND - INSTITUTIONAL SHARES (11/15/2004)
Accumulation unit value at beginning of period                                                          $  1.16   $  1.04   $  1.00
Accumulation unit value at end of period                                                                $  1.32   $  1.16   $  1.04
Number of accumulation units outstanding at end of period (000 omitted)                                      44        18        --
-----------------------------------------------------------------------------------------------------------------------------------



64 - RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

VARIABLE ACCOUNT CHARGES OF 1.70% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)

YEAR ENDED DEC. 31,                                                                                        2006      2005      2004
-----------------------------------------------------------------------------------------------------------------------------------
MFS(R) INVESTORS GROWTH STOCK SERIES - SERVICE CLASS (11/15/2004)
Accumulation unit value at beginning of period                                                          $  1.06   $  1.03   $  1.00
Accumulation unit value at end of period                                                                $  1.12   $  1.06   $  1.03
Number of accumulation units outstanding at end of period (000 omitted)                                      --        --        --
-----------------------------------------------------------------------------------------------------------------------------------
MFS(R) NEW DISCOVERY SERIES - SERVICE CLASS (11/15/2004)
Accumulation unit value at beginning of period                                                          $  1.07   $  1.04   $  1.00
Accumulation unit value at end of period                                                                $  1.19   $  1.07   $  1.04
Number of accumulation units outstanding at end of period (000 omitted)                                      --        --        --
-----------------------------------------------------------------------------------------------------------------------------------
MFS(R) TOTAL RETURN SERIES - SERVICE CLASS (11/15/2004)
Accumulation unit value at beginning of period                                                          $  1.03   $  1.02   $  1.00
Accumulation unit value at end of period                                                                $  1.13   $  1.03   $  1.02
Number of accumulation units outstanding at end of period (000 omitted)                                      --        --        --
-----------------------------------------------------------------------------------------------------------------------------------
MFS(R) UTILITIES SERIES - SERVICE CLASS (11/15/2004)
Accumulation unit value at beginning of period                                                          $  1.21   $  1.06   $  1.00
Accumulation unit value at end of period                                                                $  1.56   $  1.21   $  1.06
Number of accumulation units outstanding at end of period (000 omitted)                                      --        --        --
-----------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER CAPITAL APPRECIATION FUND/VA, SERVICE SHARES (11/15/2004)
Accumulation unit value at beginning of period                                                          $  1.05   $  1.02   $  1.00
Accumulation unit value at end of period                                                                $  1.11   $  1.05   $  1.02
Number of accumulation units outstanding at end of period (000 omitted)                                      75        63        35
-----------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES (11/15/2004)
Accumulation unit value at beginning of period                                                          $  1.20   $  1.07   $  1.00
Accumulation unit value at end of period                                                                $  1.38   $  1.20   $  1.07
Number of accumulation units outstanding at end of period (000 omitted)                                      --        --        --
-----------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL CAP FUND/VA, SERVICE SHARES (11/15/2004)
Accumulation unit value at beginning of period                                                          $  1.13   $  1.04   $  1.00
Accumulation unit value at end of period                                                                $  1.27   $  1.13   $  1.04
Number of accumulation units outstanding at end of period (000 omitted)                                      --        --        --
-----------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER STRATEGIC BOND FUND/VA, SERVICE SHARES (11/15/2004)
Accumulation unit value at beginning of period                                                          $  1.03   $  1.02   $  1.00
Accumulation unit value at end of period                                                                $  1.08   $  1.03   $  1.02
Number of accumulation units outstanding at end of period (000 omitted)                                     107        61        27
-----------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT HEALTH SCIENCES FUND - CLASS IB SHARES (11/15/2004)
Accumulation unit value at beginning of period                                                          $  1.15   $  1.04   $  1.00
Accumulation unit value at end of period                                                                $  1.17   $  1.15   $  1.04
Number of accumulation units outstanding at end of period (000 omitted)                                      --        --        --
-----------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT INTERNATIONAL EQUITY FUND - CLASS IB SHARES (11/15/2004)
Accumulation unit value at beginning of period                                                          $  1.16   $  1.05   $  1.00
Accumulation unit value at end of period                                                                $  1.46   $  1.16   $  1.05
Number of accumulation units outstanding at end of period (000 omitted)                                      --        --        --
-----------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT SMALL CAP VALUE FUND - CLASS IB SHARES (11/15/2004)
Accumulation unit value at beginning of period                                                          $  1.11   $  1.05   $  1.00
Accumulation unit value at end of period                                                                $  1.28   $  1.11   $  1.05
Number of accumulation units outstanding at end of period (000 omitted)                                      14        --        --
-----------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT VISTA FUND - CLASS IB SHARES (11/15/2004)
Accumulation unit value at beginning of period                                                          $  1.17   $  1.06   $  1.00
Accumulation unit value at end of period                                                                $  1.21   $  1.17   $  1.06
Number of accumulation units outstanding at end of period (000 omitted)                                      --        --        --
-----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - CASH MANAGEMENT FUND (11/15/2004)
Accumulation unit value at beginning of period                                                          $  1.01   $  1.00   $  1.00
Accumulation unit value at end of period                                                                $  1.04   $  1.01   $  1.00
Number of accumulation units outstanding at end of period (000 omitted)                                       6         4         1
-----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (11/15/2004)
Accumulation unit value at beginning of period                                                          $  1.01   $  1.00   $  1.00
Accumulation unit value at end of period                                                                $  1.04   $  1.01   $  1.00
Number of accumulation units outstanding at end of period (000 omitted)                                      98        --        --
-----------------------------------------------------------------------------------------------------------------------------------



RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2 - 65

VARIABLE ACCOUNT CHARGES OF 1.70% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)

YEAR ENDED DEC. 31,                                                                                        2006      2005      2004
-----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (11/15/2004)
Accumulation unit value at beginning of period                                                          $  1.17   $  1.05   $  1.00
Accumulation unit value at end of period                                                                $  1.38   $  1.17   $  1.05
Number of accumulation units outstanding at end of period (000 omitted)                                     110        51        --
-----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - EMERGING MARKETS FUND (11/15/2004)
Accumulation unit value at beginning of period                                                          $  1.42   $  1.08   $  1.00
Accumulation unit value at end of period                                                                $  1.87   $  1.42   $  1.08
Number of accumulation units outstanding at end of period (000 omitted)                                      27        15        --
-----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - GLOBAL INFLATION PROTECTED SECURITIES FUND (5/1/2006)
Accumulation unit value at beginning of period                                                          $  1.00        --        --
Accumulation unit value at end of period                                                                $  1.02        --        --
Number of accumulation units outstanding at end of period (000 omitted)                                      57        --        --
-----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - GROWTH FUND (11/15/2004)
Accumulation unit value at beginning of period                                                          $  1.10   $  1.03   $  1.00
Accumulation unit value at end of period                                                                $  1.21   $  1.10   $  1.03
Number of accumulation units outstanding at end of period (000 omitted)                                      --        --        --
-----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - HIGH YIELD BOND FUND (11/15/2004)
Accumulation unit value at beginning of period                                                          $  1.03   $  1.01   $  1.00
Accumulation unit value at end of period                                                                $  1.12   $  1.03   $  1.01
Number of accumulation units outstanding at end of period (000 omitted)                                      18         9         1
-----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - INCOME OPPORTUNITIES FUND (11/15/2004)
Accumulation unit value at beginning of period                                                          $  1.02   $  1.01   $  1.00
Accumulation unit value at end of period                                                                $  1.08   $  1.02   $  1.01
Number of accumulation units outstanding at end of period (000 omitted)                                      26        --        --
-----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - INTERNATIONAL OPPORTUNITY FUND (11/15/2004)
Accumulation unit value at beginning of period                                                          $  1.18   $  1.06   $  1.00
Accumulation unit value at end of period                                                                $  1.45   $  1.18   $  1.06
Number of accumulation units outstanding at end of period (000 omitted)                                      --        --        --
-----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - LARGE CAP EQUITY FUND (11/15/2004)
Accumulation unit value at beginning of period                                                          $  1.07   $  1.03   $  1.00
Accumulation unit value at end of period                                                                $  1.22   $  1.07   $  1.03
Number of accumulation units outstanding at end of period (000 omitted)                                      15        15         2
-----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - LARGE CAP VALUE FUND (11/15/2004)
Accumulation unit value at beginning of period                                                          $  1.06   $  1.03   $  1.00
Accumulation unit value at end of period                                                                $  1.24   $  1.06   $  1.03
Number of accumulation units outstanding at end of period (000 omitted)                                      --        --        --
-----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - MID CAP GROWTH FUND (11/15/2004)
Accumulation unit value at beginning of period                                                          $  1.12   $  1.04   $  1.00
Accumulation unit value at end of period                                                                $  1.11   $  1.12   $  1.04
Number of accumulation units outstanding at end of period (000 omitted)                                      --        --        --
-----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - S&P 500 INDEX FUND (11/15/2004)
Accumulation unit value at beginning of period                                                          $  1.05   $  1.02   $  1.00
Accumulation unit value at end of period                                                                $  1.19   $  1.05   $  1.02
Number of accumulation units outstanding at end of period (000 omitted)                                      --        --        --
-----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - SELECT VALUE FUND (11/15/2004)
Accumulation unit value at beginning of period                                                          $  1.03   $  1.04   $  1.00
Accumulation unit value at end of period                                                                $  1.17   $  1.03   $  1.04
Number of accumulation units outstanding at end of period (000 omitted)                                      --        --        --
-----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND (11/15/2004)
Accumulation unit value at beginning of period                                                          $  1.00   $  1.00   $  1.00
Accumulation unit value at end of period                                                                $  1.02   $  1.00   $  1.00
Number of accumulation units outstanding at end of period (000 omitted)                                       8        --        --
-----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - SMALL CAP VALUE FUND (11/15/2004)
Accumulation unit value at beginning of period                                                          $  1.09   $  1.05   $  1.00
Accumulation unit value at end of period                                                                $  1.29   $  1.09   $  1.05
Number of accumulation units outstanding at end of period (000 omitted)                                      37        29        --
-----------------------------------------------------------------------------------------------------------------------------------



66 - RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

VARIABLE ACCOUNT CHARGES OF 1.70% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)

YEAR ENDED DEC. 31,                                                                                        2006      2005      2004
-----------------------------------------------------------------------------------------------------------------------------------
VAN KAMPEN LIFE INVESTMENT TRUST COMSTOCK PORTFOLIO, CLASS II SHARES (11/15/2004)
Accumulation unit value at beginning of period                                                          $  1.05   $  1.03   $  1.00
Accumulation unit value at end of period                                                                $  1.20   $  1.05   $  1.03
Number of accumulation units outstanding at end of period (000 omitted)                                     143        72         1
-----------------------------------------------------------------------------------------------------------------------------------
VAN KAMPEN UIF U.S. REAL ESTATE PORTFOLIO, CLASS II SHARES (11/15/2004)
Accumulation unit value at beginning of period                                                          $  1.21   $  1.05   $  1.00
Accumulation unit value at end of period                                                                $  1.64   $  1.21   $  1.05
Number of accumulation units outstanding at end of period (000 omitted)                                       4         4         1
-----------------------------------------------------------------------------------------------------------------------------------
WANGER INTERNATIONAL SMALL CAP (11/15/2004)
Accumulation unit value at beginning of period                                                          $  1.30   $  1.08   $  1.00
Accumulation unit value at end of period                                                                $  1.75   $  1.30   $  1.08
Number of accumulation units outstanding at end of period (000 omitted)                                      37        22        --
-----------------------------------------------------------------------------------------------------------------------------------
WANGER U.S. SMALLER COMPANIES (11/15/2004)
Accumulation unit value at beginning of period                                                          $  1.14   $  1.04   $  1.00
Accumulation unit value at end of period                                                                $  1.21   $  1.14   $  1.04
Number of accumulation units outstanding at end of period (000 omitted)                                      25        17        --
-----------------------------------------------------------------------------------------------------------------------------------



RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2 - 67

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
THE BOARD OF DIRECTORS
RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK

We have audited the accompanying individual statements of assets and liabilities of the 88 segregated asset subaccounts of RiverSource of New York Variable Annuity Account 2 (previously ACL Variable Annuity Account 2), referred to in Note 1, as of December 31, 2006, and the related statements of operations and changes in net assets for the periods indicated therein. These financial statements are the responsibility of the management of RiverSource Life Insurance Co. of New York (previously IDS Life Insurance Company of New
York). Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of RiverSource of New York Variable Annuity Account 2's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of RiverSource of New York Variable Annuity Account 2's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006 by correspondence with the affiliated and unaffiliated mutual fund managers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the individual financial position of the 88 segregated asset subaccounts of RiverSource of New York Variable Annuity Account 2, referred to in Note 1, at December 31, 2006, and the individual results of their operations and the changes in their net assets for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                          /s/ Ernst & young LLP

Minneapolis, Minnesota
April 24, 2007



68 - RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

STATEMENTS OF ASSETS AND LIABILITIES

                                                                                 SEGREGATED ASSET SUBACCOUNTS
                                                           ------------------------------------------------------------------------
                                                              AIM VI         AIM VI         AIM VI         AIM VI         AIM VI
                                                            BASIC VAL,      CAP DEV,       CORE EQ,       CORE EQ,       INTL GRO,
DEC. 31, 2006                                                 SER II         SER II         SER I          SER II         SER I
ASSETS

Investments, at value(1),(2)                               $  1,075,292   $    183,003   $    919,854   $      8,499   $    169,910
Dividends receivable                                                 --             --             --             --             --
Accounts receivable from RiverSource Life of NY for
contract purchase payments                                           --             --             --             --             --
Receivable for share redemptions                                  1,570            184          1,031              7            193
-----------------------------------------------------------------------------------------------------------------------------------
Total assets                                                  1,076,862        183,187        920,885          8,506        170,103
===================================================================================================================================

LIABILITIES

Payable to RiverSource Life of NY for:
   Mortality and expense risk fee                                 1,015            162            922              6            172
   Administrative charge                                            128             22            110              1             21
   Contract terminations                                            427             --             --             --             --
Payable for investments purchased                                    --             --             --             --             --
-----------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                 1,570            184          1,032              7            193
-----------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to contracts in accumulation period     1,075,091        182,262        919,853          7,750        169,910
Net assets applicable to contracts in payment period                 --             --             --             --             --
Net assets applicable to seed money                                 201            741             --            749             --
-----------------------------------------------------------------------------------------------------------------------------------
Total net assets                                           $  1,075,292   $    183,003   $    919,853   $      8,499   $    169,910
===================================================================================================================================
(1) Investment shares                                            81,215         10,061         33,793            315          5,773
(2) Investments, at cost                                   $    915,470   $    134,227   $    854,893   $      7,865   $    118,551
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                 SEGREGATED ASSET SUBACCOUNTS
                                                           ------------------------------------------------------------------------
                                                            AIM VI MID       AB VPS         AB VPS         AB VPS         AB VPS
                                                           CAP CORE EQ,    BAL SHARES,   GLOBAL TECH,    GRO & INC,      INTL VAL,
DEC. 31, 2006 (CONTINUED)                                     SER II          CL B           CL B           CL B           CL B
ASSETS

Investments, at value(1),(2)                               $    127,416   $    308,374   $    229,529   $  1,443,191   $  2,207,125
Dividends receivable                                                 --             --             --             --             --
Accounts receivable from RiverSource Life of NY for
contract purchase payments                                            9             --             --             --             --
Receivable for share redemptions                                    137            318            227          1,626          3,258
-----------------------------------------------------------------------------------------------------------------------------------
Total assets                                                    127,562        308,692        229,756      1,444,817      2,210,383
===================================================================================================================================

LIABILITIES

Payable to RiverSource Life of NY for:
   Mortality and expense risk fee                                   122            282            200          1,455          2,074
   Administrative charge                                             15             36             27            172            261
   Contract terminations                                             --             --             --             --            922
Payable for investments purchased                                     9             --             --             --             --
-----------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                   146            318            227          1,627          3,257
-----------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to contracts in accumulation period       126,965        307,892        229,310      1,442,188      2,207,126
Net assets applicable to contracts in payment period                 --             --             --             --             --
Net assets applicable to seed money                                 451            482            219          1,002             --
-----------------------------------------------------------------------------------------------------------------------------------
Total net assets                                           $    127,416   $    308,374   $    229,529   $  1,443,190   $  2,207,126
===================================================================================================================================
(1) Investment shares                                             9,495         15,281         13,550         53,590         89,213
(2) Investments, at cost                                   $    124,614   $    269,746   $    190,660   $  1,124,604   $  1,762,520
-----------------------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.



RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2 - 69

STATEMENTS OF ASSETS AND LIABILITIES

                                                                                 SEGREGATED ASSET SUBACCOUNTS
                                                           ------------------------------------------------------------------------
                                                             AB VPS          AC VP          AC VP          AC VP          AC VP
                                                           LG CAP GRO,     INC & GRO,     INFLATION        INTL,          ULTRA,
DEC. 31, 2006 (CONTINUED)                                     CL B            CL I       PROT, CL II       CL II          CL II
ASSETS

Investments, at value(1),(2)                               $    396,460   $    261,530   $  1,812,918   $        797   $  3,349,072
Dividends receivable                                                 --             --             --             --             --
Accounts receivable from RiverSource Life of NY for
contract purchase payments                                           --             --            771             --            793
Receivable for share redemptions                                    450            295          1,950             --          3,466
-----------------------------------------------------------------------------------------------------------------------------------
Total assets                                                    396,910        261,825      1,815,639            797      3,353,331
===================================================================================================================================

LIABILITIES

Payable to RiverSource Life of NY for:
   Mortality and expense risk fee                                   403            263          1,735             --          3,076
   Administrative charge                                             47             32            215             --            390
   Contract terminations                                             --             --             --             --             --
Payable for investments purchased                                    --             --            771             --            793
-----------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                   450            295          2,721             --          4,259
-----------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to contracts in accumulation period       396,201        261,442      1,804,747             --      3,349,072
Net assets applicable to contracts in payment period                 --             88             --             --             --
Net assets applicable to seed money                                 259             --          8,171            797             --
-----------------------------------------------------------------------------------------------------------------------------------
Total net assets                                           $    396,460   $    261,530   $  1,812,918   $        797   $  3,349,072
===================================================================================================================================
(1) Investment shares                                            15,035         30,305        179,853             79        335,578
(2) Investments, at cost                                   $    314,234   $    208,691   $  1,854,825   $        598   $  3,319,671
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                 SEGREGATED ASSET SUBACCOUNTS
                                                           ------------------------------------------------------------------------
                                                               AC VP          AC VP          COL           COL           DREY IP
                                                                VAL,           VAL,        HI YIELD,    SM CAP VAL,   MIDCAP STOCK,
DEC. 31, 2006 (CONTINUED)                                      CL I           CL II         VS CL B       VS CL B          SERV
ASSETS

Investments, at value(1),(2)                               $    153,654   $     54,755   $    654,916   $      1,040   $     35,474
Dividends receivable                                                 --             --             --             --             --
Accounts receivable from RiverSource Life of NY for
contract purchase payments                                           --             --             --             --             --
Receivable for share redemptions                                    174             58            707              1             38
-----------------------------------------------------------------------------------------------------------------------------------
Total assets                                                    153,828         54,813        655,623          1,041         35,512
===================================================================================================================================

LIABILITIES

Payable to RiverSource Life of NY for:
   Mortality and expense risk fee                                   155             52            629             --             33
   Administrative charge                                             19              6             77             --              4
   Contract terminations                                             --             --             --             --             --
Payable for investments purchased                                    --             --             --             --             --
-----------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                   174             58            706             --             37
-----------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to contracts in accumulation period       153,654         54,158        654,917             --         34,884
Net assets applicable to contracts in payment period                 --             --             --             --             --
Net assets applicable to seed money                                  --            597             --          1,041            591
-----------------------------------------------------------------------------------------------------------------------------------
Total net assets                                           $    153,654   $     54,755   $    654,917   $      1,041   $     35,475
===================================================================================================================================
(1) Investment shares                                            17,581          6,272         56,801             50          2,048
(2) Investments, at cost                                   $    117,717   $     47,167   $    628,992   $        875   $     36,754
-----------------------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.



70 - RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

STATEMENTS OF ASSETS AND LIABILITIES

                                                                                 SEGREGATED ASSET SUBACCOUNTS
                                                           ------------------------------------------------------------------------
                                                              DREY IP       DREY VIF       DREY VIF       FID VIP       FID VIP
                                                             TECH GRO,        APPR,       INTL VAL,     CONTRAFUND,      GRO,
DEC. 31, 2006 (CONTINUED)                                      SERV           SERV           SERV        SERV CL 2     SERV CL 2
ASSETS

Investments, at value(1),(2)                               $    765,263   $     10,415   $        976   $ 13,718,132   $    594,073
Dividends receivable                                                 --             --             --             --             --
Accounts receivable from RiverSource Life of NY for
contract purchase payments                                          310             --             --            160             --
Receivable for share redemptions                                    794             11             --         14,410            661
-----------------------------------------------------------------------------------------------------------------------------------
Total assets                                                    766,367         10,426            976     13,732,702        594,734
===================================================================================================================================

LIABILITIES

Payable to RiverSource Life of NY for:
   Mortality and expense risk fee                                   706             10             --         12,408            590
   Administrative charge                                             89              1             --          1,622             71
   Contract terminations                                             --             --             --            380             --
Payable for investments purchased                                   310             --             --            160             --
-----------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                 1,105             11             --         14,570            661
-----------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to contracts in accumulation period       765,262          9,000             --     13,718,132        593,308
Net assets applicable to contracts in payment period                 --             --             --             --             --
Net assets applicable to seed money                                  --          1,415            976             --            765
-----------------------------------------------------------------------------------------------------------------------------------
Total net assets                                           $    765,262   $     10,415   $        976   $ 13,718,132   $    594,073
===================================================================================================================================
(1) Investment shares                                            82,464            246             50        440,956         16,772
(2) Investments, at cost                                   $    721,692   $      8,940   $        802   $ 12,226,366   $    506,845
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                 SEGREGATED ASSET SUBACCOUNTS
                                                           ------------------------------------------------------------------------
                                                                                                          FTVIPT          FTVIPT
                                                             FID VIP        FID VIP         FID VIP        FRANK       FRANK GLOBAL
                                                            INVEST GR,      MID CAP,       OVERSEAS,      INC SEC,       REAL EST,
DEC. 31, 2006 (CONTINUED)                                    SERV CL 2     SERV CL 2       SERV CL 2        CL 2           CL 2
ASSETS

Investments, at value(1),(2)                               $  1,616,966   $  4,438,299   $  1,097,402   $      2,340   $    429,606
Dividends receivable                                                 --             --             --             --             --
Accounts receivable from RiverSource Life of NY for
contract purchase payments                                          402              5             --             --             --
Receivable for share redemptions                                  1,722          5,073          1,210              2            440
-----------------------------------------------------------------------------------------------------------------------------------
Total assets                                                  1,619,090      4,443,377      1,098,612          2,342        430,046
===================================================================================================================================

LIABILITIES

Payable to RiverSource Life of NY for:
   Mortality and expense risk fee                                 1,531          4,236            950              2            389
   Administrative charge                                            190            527            130             --             51
   Contract terminations                                             --            310            130             --             --
Payable for investments purchased                                   402              5             --             --             --
-----------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                 2,123          5,078          1,210              2            440
-----------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to contracts in accumulation period     1,616,732      4,438,299      1,097,402          1,463        429,450
Net assets applicable to contracts in payment period                 --             --             --             --             --
Net assets applicable to seed money                                 235             --             --            877            156
-----------------------------------------------------------------------------------------------------------------------------------
Total net assets                                           $  1,616,967   $  4,438,299   $  1,097,402   $      2,340   $    429,606
===================================================================================================================================
(1) Investment shares                                           128,739        129,585         46,206            135         12,388
(2) Investments, at cost                                   $  1,588,661   $  3,553,052   $    781,934   $      2,091   $    320,494
-----------------------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.



RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2 - 71

STATEMENTS OF ASSETS AND LIABILITIES

                                                                                 SEGREGATED ASSET SUBACCOUNTS
                                                            ----------------------------------------------------------------------
                                                            FTVIPT FRANK  FTVIPT FRANK  FTVIPT FRANK     FTVIPT         FTVIPT
                                                            RISING DIVD,   SM CAP VAL,   SM MID CAP   MUTUAL SHARES  TEMP FOR SEC,
DEC. 31, 2006 (CONTINUED)                                       CL 2          CL 2       GRO, CL 2      SEC, CL 2      SEC, CL 2
ASSETS

Investments, at value(1),(2)                                $        998  $    720,463  $  1,167,655  $   5,990,701  $     678,873
Dividends receivable                                                  --            --            --             --             --
Accounts receivable from RiverSource Life of NY for
contract purchase payments                                            --            --            --             --             --
Receivable for share redemptions                                      --           748         1,365          6,380            718
----------------------------------------------------------------------------------------------------------------------------------
Total assets                                                         998       721,211     1,169,020      5,997,081        679,591
==================================================================================================================================

LIABILITIES

Payable to RiverSource Life of NY for:
   Mortality and expense risk fee                                     --           662         1,099          5,530            637
   Administrative charge                                              --            86           139            709             81
   Contract terminations                                              --            --           127            141             --
Payable for investments purchased                                     --            --            --             --             --
----------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                     --           748         1,365          6,380            718
----------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to contracts in accumulation period             --       720,330     1,167,241      5,990,701        678,778
Net assets applicable to contracts in payment period                  --            --            --             --             --
Net assets applicable to seed money                                  998           133           414             --             95
----------------------------------------------------------------------------------------------------------------------------------
Total net assets                                            $        998  $    720,463  $  1,167,655  $   5,990,701  $     678,873
==================================================================================================================================
(1) Investment shares                                                 49        38,343        52,763        292,658         36,265
(2) Investments, at cost                                    $        850  $    543,757  $    943,005  $   4,677,933  $     467,937
----------------------------------------------------------------------------------------------------------------------------------

                                                                                 SEGREGATED ASSET SUBACCOUNTS
                                                            ----------------------------------------------------------------------
                                                                FTVIPT       FTVIPT        GS VIT      JANUS ASPEN    JANUS ASPEN
                                                             TEMP GLOBAL  TEMP GRO SEC, MID CAP VAL,       BAL,        WORLD GRO,
DEC. 31, 2006 (CONTINUED)                                     INC, CL 2     SEC, CL 2       INST           INST           INST
ASSETS

Investments, at value(1),(2)                                $  1,434,583  $        755  $  2,174,090  $   2,498,811  $     482,834
Dividends receivable                                                  --            --            --             --             --
Accounts receivable from RiverSource Life of NY for
contract purchase payments                                           176            --            --             --             --
Receivable for share redemptions                                   1,496            --         2,658          2,786            540
----------------------------------------------------------------------------------------------------------------------------------
Total assets                                                   1,436,255           755     2,176,748      2,501,597        483,374
==================================================================================================================================

LIABILITIES

Payable to RiverSource Life of NY for:
   Mortality and expense risk fee                                  1,329            --         2,024          2,487            482
   Administrative charge                                             167            --           255            299             58
   Contract terminations                                              --            --           379             --             --
Payable for investments purchased                                    176            --            --             --             --
----------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                  1,672            --         2,658          2,786            540
----------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to contracts in accumulation period      1,434,583            --     2,174,090      2,498,286        481,926
Net assets applicable to contracts in payment period                  --            --            --            525            908
Net assets applicable to seed money                                   --           755            --             --             --
----------------------------------------------------------------------------------------------------------------------------------
Total net assets                                            $  1,434,583  $        755  $  2,174,090  $   2,498,811  $     482,834
==================================================================================================================================
(1) Investment shares                                             92,554            47       135,121         89,595         14,870
(2) Investments, at cost                                    $  1,365,225  $        612  $  2,206,318  $   2,215,883  $     545,435
----------------------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.



72 - RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

STATEMENTS OF ASSETS AND LIABILITIES

                                                                                 SEGREGATED ASSET SUBACCOUNTS
                                                            -----------------------------------------------------------------------
                                                                 MFS            MFS         MFS            MFS
                                                            INV GRO STOCK,    NEW DIS,  TOTAL RETURN,   UTILITIES,       OPCAP
DEC. 31, 2006 (CONTINUED)                                      SERV CL        SERV CL     SERV CL        SERV CL          EQ
ASSETS

Investments, at value(1),(2)                                $      367,011   $ 316,426  $   3,749,331  $    128,505  $      112,717
Dividends receivable                                                    --          --             --            --              --
Accounts receivable from RiverSource Life of NY for
contract purchase payments                                              --          --             --            --              --
Receivable for share redemptions                                       352         314          3,809           123             129
-----------------------------------------------------------------------------------------------------------------------------------
Total assets                                                       367,363     316,740      3,753,140       128,628         112,846
===================================================================================================================================

LIABILITIES

Payable to RiverSource Life of NY for:
   Mortality and expense risk fee                                      308         276          3,362           109             115
   Administrative charge                                                44          38            447            15              14
   Contract terminations                                                --          --             --            --              --
Payable for investments purchased                                       --          --             --            --              --
-----------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                      352         314          3,809           124             129
-----------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to contracts in accumulation period          366,562     315,815      3,748,939       127,386         112,717
Net assets applicable to contracts in payment period                    --          --             --            --              --
Net assets applicable to seed money                                    449         611            392         1,118              --
-----------------------------------------------------------------------------------------------------------------------------------
Total net assets                                            $      367,011   $ 316,426  $   3,749,331  $    128,504  $      112,717
===================================================================================================================================
(1) Investment shares                                               35,188      18,450        173,019         4,430           2,717
(2) Investments, at cost                                    $      300,832   $ 247,110  $   3,397,084  $     75,563  $       93,036
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                 SEGREGATED ASSET SUBACCOUNTS
                                                            -----------------------------------------------------------------------
                                                                                            OPPEN          OPPEN         OPPEN
                                                                 OPCAP         OPCAP       CAP APPR    CAP APPR VA,  GLOBAL SEC VA,
DEC. 31, 2006 (CONTINUED)                                       MANAGED        SM CAP         VA           SERV           SERV
ASSETS

Investments, at value(1),(2)                                $      581,395   $ 198,786  $     610,864  $  4,290,610  $      653,407
Dividends receivable                                                    --          --             --            --              --
Accounts receivable from RiverSource Life of NY for
contract purchase payments                                              --          --             --           273              --
Receivable for share redemptions                                       650         224            682         4,509           1,442
-----------------------------------------------------------------------------------------------------------------------------------
Total assets                                                       582,045     199,010        611,546     4,295,392         654,849
===================================================================================================================================

LIABILITIES

Payable to RiverSource Life of NY for:
   Mortality and expense risk fee                                      580         200            609         3,998             608
   Administrative charge                                                70          24             73           511              78
   Contract terminations                                                --          --             --            --             756
Payable for investments purchased                                       --          --             --           273              --
-----------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                      650         224            682         4,782           1,442
-----------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to contracts in accumulation period          581,395     198,786        610,864     4,290,222         652,347
Net assets applicable to contracts in payment period                    --          --             --            --              --
Net assets applicable to seed money                                     --          --             --           388           1,060
-----------------------------------------------------------------------------------------------------------------------------------
Total net assets                                            $      581,395   $ 198,786  $     610,864  $  4,290,610  $      653,407
===================================================================================================================================
(1) Investment shares                                               14,016       5,411         14,744       104,420          17,906
(2) Investments, at cost                                    $      574,163   $ 147,335  $     582,947  $  3,746,295  $      478,221
-----------------------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.



RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2 - 73

STATEMENTS OF ASSETS AND LIABILITIES

                                                                                 SEGREGATED ASSET SUBACCOUNTS
                                                            -----------------------------------------------------------------------
                                                                OPPEN         OPPEN         OPPEN           OPPEN          PUT VT
                                                                HI INC      HI INC VA,    MAIN ST SM      STRATEGIC       DIV INC,
DEC. 31, 2006 (CONTINUED)                                         VA           SERV      CAP VA, SERV   BOND VA, SERV      CL IA
ASSETS

Investments, at value(1),(2)                                $     274,726   $  238,478   $  2,769,507   $    6,376,487  $   112,562
Dividends receivable                                                   --           --             --               --           --
Accounts receivable from RiverSource Life of NY for
contract purchase payments                                             --           --             --            2,636           --
Receivable for share redemptions                                      314          237          3,027            6,588          125
-----------------------------------------------------------------------------------------------------------------------------------
Total assets                                                      275,040      238,715      2,772,534        6,385,711      112,687
===================================================================================================================================

LIABILITIES

Payable to RiverSource Life of NY for:
   Mortality and expense risk fee                                     280          208          2,696            5,833          112
   Administrative charge                                               34           29            331              756           13
   Contract terminations                                               --           --             --               --           --
Payable for investments purchased                                      --           --             --            2,636           --
-----------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                     314          237          3,027            9,225          125
-----------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to contracts in accumulation period         274,725      238,478      2,769,186        6,376,486      112,562
Net assets applicable to contracts in payment period                    1           --             --               --           --
Net assets applicable to seed money                                    --           --            321               --           --
-----------------------------------------------------------------------------------------------------------------------------------
Total net assets                                            $     274,726   $  238,478   $  2,769,507   $    6,376,486  $   112,562
===================================================================================================================================
(1) Investment shares                                              32,132       28,056        145,917        1,194,099       12,662
(2) Investments, at cost                                    $     289,695   $  233,097   $  2,045,178   $    6,062,764  $   121,565
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                  SEGREGATED ASSET SUBACCOUNTS
                                                            -----------------------------------------------------------------------
                                                                PUT VT        PUT VT        PUT VT          PUT VT        PUT VT
                                                               DIV INC,     GRO & INC,    GRO & INC,    HLTH SCIENCES,   HI YIELD,
DEC. 31, 2006 (CONTINUED)                                       CL IB         CL IA          CL IB          CL IB          CL IA
ASSETS

Investments, at value(1),(2)                                $     403,055   $  354,141   $  1,122,634   $          677  $   141,562
Dividends receivable                                                   --           --             --               --           --
Accounts receivable from RiverSource Life of NY for
contract purchase payments                                             --           --             --               --           --
Receivable for share redemptions                                      465          396          1,235               --          158
-----------------------------------------------------------------------------------------------------------------------------------
Total assets                                                      403,520      354,537      1,123,869              677      141,720
===================================================================================================================================

LIABILITIES

Payable to RiverSource Life of NY for:
   Mortality and expense risk fee                                     415          354          1,101               --          141
   Administrative charge                                               50           42            134               --           17
   Contract terminations                                               --           --             --               --           --
Payable for investments purchased                                      --           --             --               --           --
-----------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                     465          396          1,235               --          158
-----------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to contracts in accumulation period         403,055      354,141      1,122,391               --      141,550
Net assets applicable to contracts in payment period                   --           --             --               --           12
Net assets applicable to seed money                                    --           --            243              677           --
-----------------------------------------------------------------------------------------------------------------------------------
Total net assets                                            $     403,055   $  354,141   $  1,122,634   $          677  $   141,562
===================================================================================================================================
(1) Investment shares                                              45,906       11,989         38,237               50       18,079
(2) Investments, at cost                                    $     415,170   $  311,178   $    953,702   $          597  $   173,311
-----------------------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.



74 - RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

STATEMENTS OF ASSETS AND LIABILITIES

                                                                                        SEGREGATED ASSET SUBACCOUNTS
                                                                      --------------------------------------------------------------
                                                                         PUT VT       PUT VT      PUT VT      PUT VT       PUT VT
                                                                       HI YIELD,     INTL EQ,    NEW OPP,    RESEARCH,   SM CAP VAL,
DEC. 31, 2006 (CONTINUED)                                                CL IB        CL IB       CL IA        CL IB        CL IB
ASSETS

Investments, at value(1),(2)                                          $   184,326   $ 217,598    $ 91,882   $      601   $   633,680
Dividends receivable                                                           --          --          --           --            --
Accounts receivable from RiverSource Life of NY for contract
purchase payments                                                              --          --          --           --            --
Receivable for share redemptions                                              213         211         103           --           772
------------------------------------------------------------------------------------------------------------------------------------
Total assets                                                              184,539     217,809      91,985          601       634,452
====================================================================================================================================

LIABILITIES

Payable to RiverSource Life of NY for:
   Mortality and expense risk fee                                             190         185          93            1           556
   Administrative charge                                                       23          26          11           --            72
   Contract terminations                                                       --          --          --           --           145
Payable for investments purchased                                              --          --          --           --            --
------------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                             213         211         104            1           773
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to contracts in accumulation period                 184,326     216,933      91,881           --       633,679
Net assets applicable to contracts in payment period                           --          --          --           --            --
Net assets applicable to seed money                                            --         665          --          600            --
------------------------------------------------------------------------------------------------------------------------------------
Total net assets                                                      $   184,326   $ 217,598    $ 91,881   $      600   $   633,679
====================================================================================================================================
(1) Investment shares                                                      23,692      10,543       4,513           46        26,110
(2) Investments, at cost                                              $   207,027   $ 132,302    $114,848   $      468   $   584,554
------------------------------------------------------------------------------------------------------------------------------------

                                                                                        SEGREGATED ASSET SUBACCOUNTS
                                                                      --------------------------------------------------------------
                                                                         PUT VT      PUT VT
                                                                         VISTA,      VOYAGER,     RVS VP      RVS VP       RVS VP
DEC. 31, 2006 (CONTINUED)                                                CL IB        CL IB        BAL       CASH MGMT    DIV BOND
ASSETS

Investments, at value(1),(2)                                          $    32,718   $ 604,822  $  969,252   $  672,421   $ 3,248,358
Dividends receivable                                                           --          --          --        2,420        11,703
Accounts receivable from RiverSource Life of NY for contract
purchase payments                                                              --          --          --           --           884
Receivable for share redemptions                                               37         677          --           --            --
------------------------------------------------------------------------------------------------------------------------------------
Total assets                                                               32,755     605,499     969,252      674,841     3,260,945
====================================================================================================================================

LIABILITIES

Payable to RiverSource Life of NY for:
   Mortality and expense risk fee                                              33         605         965          659         3,015
   Administrative charge                                                        4          72         116           80           381
   Contract terminations                                                       --          --          --           --            --
Payable for investments purchased                                              --          --          --           --            --
------------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                              37         677       1,081          739         3,396
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to contracts in accumulation period                  32,122     604,822     968,171      665,863     3,257,549
Net assets applicable to contracts in payment period                           --          --          --           --            --
Net assets applicable to seed money                                           596          --          --        8,239            --
------------------------------------------------------------------------------------------------------------------------------------
Total net assets                                                      $    32,718   $ 604,822  $  968,171   $  674,102   $ 3,257,549
====================================================================================================================================
(1) Investment shares                                                       2,226      20,114      62,081      672,661       310,202
(2) Investments, at cost                                              $    21,977   $ 862,276  $1,005,912   $  672,420   $ 3,248,158
------------------------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.



RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2 - 75

STATEMENTS OF ASSETS AND LIABILITIES

                                                                                     SEGREGATED ASSET SUBACCOUNTS
                                                                    ---------------------------------------------------------------
                                                                                                   RVS VP
                                                                                                   GLOBAL                   RVS VP
                                                                       RVS VP        RVS VP      INFLATION     RVS VP      HI YIELD
DEC. 31, 2006 (CONTINUED)                                            DIV EQ INC    EMER MKTS      PROT SEC       GRO         BOND
ASSETS

Investments, at value(1),(2)                                        $ 4,806,464   $ 1,761,055   $ 1,243,979   $  73,739   $ 282,957
Dividends receivable                                                         --            --            --          --       1,783
Accounts receivable from RiverSource Life of NY for contract
purchase payments                                                            --            --           815          --          --
Receivable for share redemptions                                             --            --            --          --          --
-----------------------------------------------------------------------------------------------------------------------------------
Total assets                                                          4,806,464     1,761,055     1,244,794      73,739     284,740
===================================================================================================================================

LIABILITIES

Payable to RiverSource Life of NY for:
   Mortality and expense risk fee                                         4,407         1,662         1,109          58         267
   Administrative charge                                                    565           210           140           9          34
   Contract terminations                                                  1,034         1,880            --          --          --
Payable for investments purchased                                            --            --            --          --          --
-----------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                         6,006         3,752         1,249          67         301
-----------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to contracts in accumulation period             4,800,458     1,757,303     1,243,545      72,933     275,860
Net assets applicable to contracts in payment period                         --            --            --          --          --
Net assets applicable to seed money                                          --            --            --         739       8,579
-----------------------------------------------------------------------------------------------------------------------------------
Total net assets                                                    $ 4,800,458   $ 1,757,303   $ 1,243,545   $  73,672   $ 284,439
===================================================================================================================================
(1) Investment shares                                                   310,550       101,498       127,486       9,833      41,282
(2) Investments, at cost                                            $ 4,482,856   $ 1,545,837   $ 1,266,888   $  58,656   $ 276,412
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                     SEGREGATED ASSET SUBACCOUNTS
                                                                    ----------------------------------------------------------------
                                                                       RVS VP        RVS VP        RVS VP     RVS VP LG   RVS VP MID
DEC. 31, 2006 (CONTINUED)                                             INC OPP       INTL OPP     LG CAP EQ     CAP VAL     CAP GRO
ASSETS

Investments, at value(1),(2)                                        $   647,234   $   124,957   $ 1,059,552   $     728   $ 178,889
Dividends receivable                                                      3,476            --            --          --          --
Accounts receivable from RiverSource Life of NY for contract
purchase payments                                                           221            --            --          --          --
Receivable for share redemptions                                             --            --            --          --          --
-----------------------------------------------------------------------------------------------------------------------------------
Total assets                                                            650,931       124,957     1,059,552         728     178,889
===================================================================================================================================

LIABILITIES

Payable to RiverSource Life of NY for:
   Mortality and expense risk fee                                           582           127         1,034          --         180
   Administrative charge                                                     74            15           127          --          22
   Contract terminations                                                     --            --            13          --          --
Payable for investments purchased                                            --            --            --          --          --
-----------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                           656           142         1,174          --         202
-----------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to contracts in accumulation period               649,181       124,111     1,057,822          --     178,109
Net assets applicable to contracts in payment period                         --            --            --          --          --
Net assets applicable to seed money                                       1,094           704           556         728         578
-----------------------------------------------------------------------------------------------------------------------------------
Total net assets                                                    $   650,275   $   124,815   $ 1,058,378   $     728   $ 178,687
===================================================================================================================================
(1) Investment shares                                                    62,732         9,476        42,313          60      15,666
(2) Investments, at cost                                            $   634,651   $   109,561   $   969,028   $     648   $ 191,777
-----------------------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.



76 - RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

STATEMENTS OF ASSETS AND LIABILITIES

                                                                                       SEGREGATED ASSET SUBACCOUNTS
                                                                    ---------------------------------------------------------------
                                                                                                 RVS VP                   VANK LIT
                                                                       RVS VP       RVS VP        SHORT       RVS VP      COMSTOCK,
DEC. 31, 2006 (CONTINUED)                                             S&P 500     SELECT VAL    DURATION    SM CAP VAL      CL II
ASSETS

Investments, at value(1),(2)                                        $ 1,954,673   $     689   $ 1,318,985  $ 1,816,844  $ 5,338,834
Dividends receivable                                                         --          --         4,038           --           --
Accounts receivable from RiverSource Life of NY for contract
purchase payments                                                            --          --            --           --          313
Receivable for share redemptions                                             --          --            --           --        5,602
-----------------------------------------------------------------------------------------------------------------------------------
Total assets                                                          1,954,673         689     1,323,023    1,816,844    5,344,749
===================================================================================================================================

LIABILITIES

Payable to RiverSource Life of NY for:
   Mortality and expense risk fee                                         1,734          --         1,203        1,731        4,976
   Administrative charge                                                    233          --           158          216          626
   Contract terminations                                                     --          --            --          316           --
Payable for investments purchased                                            --          --            --           --          313
-----------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                         1,967          --         1,361        2,263        5,915
-----------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to contracts in accumulation period             1,952,372          --     1,316,531    1,814,315    5,338,834
Net assets applicable to contracts in payment period                         --          --            --           --           --
Net assets applicable to seed money                                         334         689         5,131          266           --
-----------------------------------------------------------------------------------------------------------------------------------
Total net assets                                                    $ 1,952,706   $     689   $ 1,321,662  $ 1,814,581  $ 5,338,834
===================================================================================================================================
(1) Investment shares                                                   203,831          61       130,187      122,037      363,186
(2) Investments, at cost                                            $ 1,579,396   $     672   $ 1,339,620  $ 1,751,770  $ 4,880,644
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                   SEGREGATED ASSET SUBACCOUNTS
                                                                                              -------------------------------------
                                                                                               VANK UIF
                                                                                                  U.S.
                                                                                               REAL EST,      WANGER       WANGER
DEC. 31, 2006 (CONTINUED)                                                                       CL II      INTL SM CAP   U.S. SM CO
ASSETS

Investments, at value(1),(2)                                                                  $    75,441  $ 2,212,822  $ 1,026,211
Dividends receivable                                                                                   --           --           --
Accounts receivable from RiverSource Life of NY for contract purchase payments                         --           --          106
Receivable for share redemptions                                                                       81        3,565        1,085
-----------------------------------------------------------------------------------------------------------------------------------
Total assets                                                                                       75,522    2,216,387    1,027,402
===================================================================================================================================

LIABILITIES

Payable to RiverSource Life of NY for:
   Mortality and expense risk fee                                                                      72        2,074          964
   Administrative charge                                                                                9          262          121
   Contract terminations                                                                               --        1,228           --
Payable for investments purchased                                                                      --           --          106
-----------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                                                      81        3,564        1,191
-----------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to contracts in accumulation period                                          74,568    2,212,823    1,026,211
Net assets applicable to contracts in payment period                                                   --           --           --
Net assets applicable to seed money                                                                   873           --           --
-----------------------------------------------------------------------------------------------------------------------------------
Total net assets                                                                              $    75,441  $ 2,212,823  $ 1,026,211
===================================================================================================================================
(1) Investment shares                                                                               2,592       52,976       28,224
(2) Investments, at cost                                                                      $    57,115  $ 1,707,846  $   961,786
-----------------------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.



RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2 - 77

STATEMENTS OF OPERATIONS

                                                                                       SEGREGATED ASSET SUBACCOUNTS
                                                                     ---------------------------------------------------------------
                                                                       AIM VI        AIM VI       AIM VI       AIM VI       AIM VI
                                                                     BASIC VAL,     CAP DEV,     CORE EQ,     CORE EQ,    INTL GRO,
PERIOD ENDED DEC. 31, 2006                                             SER II        SER II       SER I       SER II(1)     SER I
INVESTMENT INCOME

Dividend income                                                      $    1,308    $      --   $      4,971   $      44   $   1,636
Variable account expenses                                                13,515        2,140         11,803          54       2,645
------------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                         (12,207)      (2,140)        (6,832)        (10)     (1,009)
====================================================================================================================================

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS -- NET

Realized gain (loss) on sales of investments:
   Proceeds from sales                                                   45,137        5,383        255,197         124      76,834
   Cost of investments sold                                              38,990        4,111        257,298         125      60,479
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of investments                          6,147        1,272         (2,101)         (1)     16,355
Distributions from capital gains                                         45,443        3,197             --          --          --
Net change in unrealized appreciation or depreciation of investments     70,450       20,900        116,688         634      28,279
------------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                          122,040       25,369        114,587         633      44,634
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                           $  109,833    $  23,229   $    107,755   $     623   $  43,625
====================================================================================================================================

                                                                                    SEGREGATED ASSET SUBACCOUNTS
                                                               ---------------------------------------------------------------------
                                                                    AIM VI         AB VPS         AB VPS       AB VPS      AB VPS
                                                               MID CAP CORE EQ,  BAL SHARES,   GLOBAL TECH,  GRO & INC,   INTL VAL,
YEAR ENDED DEC. 31, 2006 (CONTINUED)                                SER II          CL B           CL B         CL B        CL B
INVESTMENT INCOME

Dividend income                                                      $      883    $   6,359      $      --   $  15,398   $  18,628
Variable account expenses                                                 1,644        3,784          2,721      19,096      20,871
-----------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                            (761)       2,575         (2,721)     (3,698)     (2,243)
===================================================================================================================================

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS -- NET

Realized gain (loss) on sales of investments:
   Proceeds from sales                                                    6,703       11,483          4,329      90,605     293,536
   Cost of investments sold                                               6,300       10,882          3,815      76,690     258,781
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of investments                            403          601            514      13,915      34,755
Distributions from capital gains                                         12,609        7,703             --      69,137      26,478
Net change in unrealized appreciation or depreciation of
investments                                                              (1,243)      17,508         17,289     114,159     378,361
------------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                           11,769       25,812         17,803     197,211     439,594
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                           $   11,008    $  28,387      $  15,082   $ 193,513   $ 437,351
====================================================================================================================================

                                                                                      SEGREGATED ASSET SUBACCOUNTS
                                                                    ----------------------------------------------------------------
                                                                      AB VPS        AC VP          AC VP          AC VP     AC VP
                                                                    LG CAP GRO,   INC & GRO,  INFLATION PROT,     INTL,     ULTRA,
YEAR ENDED DEC. 31, 2006 (CONTINUED)                                   CL B          CL I          CL II          CL II     CL II
INVESTMENT INCOME

Dividend income                                                       $      --   $    5,283    $    57,001      $    5   $      --
Variable account expenses                                                 5,449        3,971         22,370           4      28,767
------------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                          (5,449)       1,312         34,631           1     (28,767)
====================================================================================================================================

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS -- NET

Realized gain (loss) on sales of investments:
   Proceeds from sales                                                   17,962       73,705        108,867           8     233,923
   Cost of investments sold                                              14,381       63,824        111,587           6     233,530
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of investments                          3,581        9,881         (2,720)          2         393
Distributions from capital gains                                             --           --             --          --          --
Net change in unrealized appreciation or depreciation of
investments                                                              (3,986)      28,026        (24,538)        146      (3,620)
------------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                             (405)      37,907        (27,258)        148      (3,227)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                            $  (5,854)  $   39,219    $     7,373      $  149   $ (31,994)
====================================================================================================================================

See accompanying notes to financial statements.



78 - RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

STATEMENTS OF OPERATIONS

                                                                                   SEGREGATED ASSET SUBACCOUNTS
                                                               --------------------------------------------------------------------
                                                                 AC VP       AC VP         COL          COL              DREY IP
                                                                 VAL,         VAL,      HI YIELD,    SM CAP VAL,      MIDCAP STOCK,
YEAR ENDED DEC. 31, 2006 (CONTINUED)                             CL I        CL II     VS CL B(1)      VS CL B            SERV
INVESTMENT INCOME

Dividend income                                                $   3,045   $      36   $   12,587      $    3           $     58
Variable account expenses                                          2,763         360        4,687           4                455
-----------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                      282        (324)       7,900          (1)              (397)
===================================================================================================================================

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS -- NET

Realized gain (loss) on sales of investments:
   Proceeds from sales                                            97,837       3,336       44,638          11              1,122
   Cost of investments sold                                       82,223       3,380       44,359           9              1,083
-----------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of investments                  15,614         (44)         279           2                 39
Distributions from capital gains                                  19,211         252        4,381          26              5,273
Net change in unrealized appreciation or depreciation of
investments                                                       (7,019)      7,538       25,924         125             (2,790)
-----------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                    27,806       7,746       30,584         153              2,522
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                     $  28,088   $   7,422   $   38,484      $  152           $  2,125
===================================================================================================================================

                                                                                   SEGREGATED ASSET SUBACCOUNTS
                                                               ---------------------------------------------------------------------
                                                                DREY IP     DREY VIF     DREY VIF      FID VIP             FID VIP
                                                               TECH GRO,      APPR,     INTL VAL,    CONTRAFUND,             GRO,
YEAR ENDED DEC. 31, 2006 (CONTINUED)                             SERV         SERV         SERV       SERV CL 2           SERV CL 2
INVESTMENT INCOME

Dividend income                                                $      --    $    118     $     7     $   115,616          $     923
Variable account expenses                                          6,811         122           4         144,244              8,075
------------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                   (6,811)         (4)          3         (28,628)            (7,152)
====================================================================================================================================

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS -- NET

Realized gain (loss) on sales of investments:
   Proceeds from sales                                            73,075         146          10         862,843             17,273
   Cost of investments sold                                       70,369         137           9         752,877             15,509
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of investments                   2,706           9           1         109,966              1,764
Distributions from capital gains                                      --          --          44       1,062,421                 --
Net change in unrealized appreciation or depreciation of
investments                                                       29,124       1,336         114         (29,720)            34,292
------------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                    31,830       1,345         159       1,142,667             36,056
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                     $  25,019    $  1,341     $   162     $ 1,114,039          $  28,904
====================================================================================================================================

                                                                                   SEGREGATED ASSET SUBACCOUNTS
                                                              ---------------------------------------------------------------------
                                                               FID VIP      FID VIP      FID VIP    FTVIPT FRANK     FTVIPT FRANK
                                                              INVEST GR,    MID CAP,    OVERSEAS,     INC SEC,     GLOBAL REAL EST,
YEAR ENDED DEC. 31, 2006 (CONTINUED)                          SERV CL 2    SERV CL 2    SERV CL 2       CL 2             CL 2
INVESTMENT INCOME

Dividend income                                               $   38,717   $   6,070   $    6,396      $   66          $   7,404
Variable account expenses                                         18,924      53,004       11,712          26              4,941
-----------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                   19,793     (46,934)      (5,316)         40              2,463
===================================================================================================================================

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS -- NET

Realized gain (loss) on sales of investments:
   Proceeds from sales                                           116,131     249,651      100,700          34             14,808
   Cost of investments sold                                      117,688     210,511       80,105          32             11,331
-----------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of investments                  (1,557)     39,140       20,595           2              3,477
Distributions from capital gains                                   2,430     404,709        5,543           9             28,754
Net change in unrealized appreciation or depreciation of
investments                                                       23,544      (8,847)     127,920         274             34,758
-----------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                    24,417     435,002      154,058         285             66,989
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                    $   44,210   $ 388,068   $  148,742      $  325          $  69,452
===================================================================================================================================

See accompanying notes to financial statements.



RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2 - 79

STATEMENTS OF OPERATIONS

                                                                                 SEGREGATED ASSET SUBACCOUNTS
                                                            -----------------------------------------------------------------------
                                                            FTVIPT FRANK   FTVIPT FRANK   FTVIPT FRANK      FTVIPT        FTVIPT
                                                            RISING DIVD,    SM CAP VAL,    SM MID CAP    MUTUAL SHARES   TEMP FOR
YEAR ENDED DEC. 31, 2006 (CONTINUED)                           CL 2            CL 2         GRO, CL 2      SEC, CL 2     SEC, CL 2
INVESTMENT INCOME

Dividend income                                             $          5   $      4,304   $         --   $      62,831   $   7,761
Variable account expenses                                             16          8,804         15,023          66,408       8,439
-----------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                      (11)        (4,500)       (15,023)         (3,577)       (678)
===================================================================================================================================

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS -- NET

Realized gain (loss) on sales of investments:
   Proceeds from sales                                             3,045         40,109         42,188         449,129      36,578
   Cost of investments sold                                        2,701         30,818         35,514         383,876      27,413
-----------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of investments                     344          9,291          6,674          65,253       9,165
Distributions from capital gains                                       3         24,081             --         160,015          --
Net change in unrealized appreciation or depreciation of
investments                                                            3         65,148         87,277         586,058     106,246
-----------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                       350         98,520         93,951         811,326     115,411
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                  $        339   $     94,020   $     78,928   $     807,749   $ 114,733
===================================================================================================================================

                                                                                 SEGREGATED ASSET SUBACCOUNTS
                                                            --------------------------------------------------------------------
                                                              FTVIPT       FTVIPT        GS VIT                    JANUS ASPEN
                                                            TEMP GLOBAL   TEMP GRO    MID CAP VAL,   JANUS ASPEN    WORLD GRO,
YEAR ENDED DEC. 31, 2006 (CONTINUED)                         INC, CL 2    SEC, CL 2       INST        BAL, INST        INST
INVESTMENT INCOME

Dividend income                                             $    20,703   $       5   $     19,426   $    57,727   $      8,323
Variable account expenses                                        10,997           4         18,639        40,117          6,939
--------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                   9,706           1            787        17,610          1,384
================================================================================================================================

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS -- NET

Realized gain (loss) on sales of investments:
   Proceeds from sales                                          119,939           7        216,512     1,013,685        130,899
   Cost of investments sold                                     118,849           6        210,672       941,979        166,504
--------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of investments                  1,090           1          5,840        71,706        (35,605)
Distributions from capital gains                                     --          13        214,010            --             --
Net change in unrealized appreciation or depreciation of
investments                                                      80,218         108         (6,406)      148,932        106,788
--------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                   81,308         122        213,444       220,638         71,183
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                  $    91,014   $     123   $    214,231   $   238,248   $     72,567
================================================================================================================================

                                                                               SEGREGATED ASSET SUBACCOUNTS
                                                            ------------------------------------------------------------------
                                                                 MFS           MFS           MFS           MFS
                                                            INV GRO STOCK,   NEW DIS,   TOTAL RETURN,   UTILITIES,    OPCAP
YEAR ENDED DEC. 31, 2006 (CONTINUED)                            SERV CL      SERV CL       SERV CL       SERV CL        EQ
INVESTMENT INCOME

Dividend income                                             $           --   $     --   $      75,672   $    2,187   $    596
Variable account expenses                                            4,318      3,711          45,386        1,407      1,853
------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                     (4,318)    (3,711)         30,286          780     (1,257)
==============================================================================================================================

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS -- NET

Realized gain (loss) on sales of investments:
   Proceeds from sales                                              16,451     13,983         187,191       11,594     47,344
   Cost of investments sold                                         14,084     11,505         179,287        7,478     41,342
------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of investments                     2,367      2,478           7,904        4,116      6,002
Distributions from capital gains                                        --      5,234         110,916        4,457      7,730
Net change in unrealized appreciation or depreciation of
investments                                                         22,836     29,861         198,854       20,938      4,128
------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                      25,203     37,573         317,674       29,511     17,860
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                  $       20,885   $ 33,862   $     347,960   $   30,291   $ 16,603
==============================================================================================================================

See accompanying notes to financial statements.



80 - RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

STATEMENTS OF OPERATIONS

                                                                              SEGREGATED ASSET SUBACCOUNTS
                                                            ----------------------------------------------------------------
                                                                                     OPPEN        OPPEN          OPPEN
                                                              OPCAP       OPCAP    CAP APPR   CAP APPR VA,   GLOBAL SEC VA,
YEAR ENDED DEC. 31, 2006 (CONTINUED)                         MANAGED     SM CAP       VA          SERV            SERV
INVESTMENT INCOME

Dividend income                                             $  12,843   $     --   $  2,682   $      7,053   $        4,611
Variable account expenses                                       9,500      2,946      9,451         53,032            7,667
----------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                 3,343     (2,946)    (6,769)       (45,979)          (3,056)
============================================================================================================================

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS -- NET

Realized gain (loss) on sales of investments:
   Proceeds from sales                                        262,613     63,433    172,848        212,957           28,481
   Cost of investments sold                                   270,439     49,963    175,729        193,312           21,999
----------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of investments               (7,826)    13,470     (2,881)        19,645            6,482
Distributions from capital gains                               79,393     11,764         --             --           28,559
Net change in unrealized appreciation or depreciation of
investments                                                   (25,572)    20,755     46,844        264,955           58,773
----------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                 45,995     45,989     43,963        284,600           93,814
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                  $  49,338   $ 43,043   $ 37,194   $    238,621   $       90,758
============================================================================================================================

                                                                                SEGREGATED ASSET SUBACCOUNTS
                                                            -----------------------------------------------------------------
                                                             OPPEN       OPPEN         OPPEN          OPPEN         PUT VT
                                                             HI INC    HI INC VA,    MAIN ST SM    STRATEGIC BOND   DIV INC,
YEAR ENDED DEC. 31, 2006 (CONTINUED)                           VA        SERV       CAP VA, SERV      VA, SERV       CL IA
INVESTMENT INCOME

Dividend income                                             $ 23,784   $   16,284   $        608   $      206,814   $  8,612
Variable account expenses                                      4,303        2,851         36,854           72,739      1,826
-----------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                               19,481       13,433        (36,246)         134,075      6,786
=============================================================================================================================

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS -- NET

Realized gain (loss) on sales of investments:
   Proceeds from sales                                        91,280       15,438        126,135          420,374     56,018
   Cost of investments sold                                  100,012       15,734         96,580          413,685     62,590
-----------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of investments              (8,732)        (296)        29,555            6,689     (6,572)
Distributions from capital gains                                  --           --         76,751               --         --
Net change in unrealized appreciation or depreciation of
investments                                                   12,237        4,327        250,791          194,022      5,846
-----------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                 3,505        4,031        357,097          200,711       (726)
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                  $ 22,986   $   17,464   $    320,851   $      334,786   $  6,060
=============================================================================================================================

                                                                               SEGREGATED ASSET SUBACCOUNTS
                                                            -----------------------------------------------------------------
                                                             PUT VT      PUT VT       PUT VT         PUT VT         PUT VT
                                                            DIV INC,   GRO & INC,   GRO & INC,   HLTH  SCIENCES,   HI YIELD,
YEAR ENDED DEC. 31, 2006 (CONTINUED)                         CL IB       CL IA        CL IB          CL IB          CL IA
INVESTMENT INCOME

Dividend income                                             $ 28,353   $   18,077   $   19,960   $             9   $  16,177
Variable account expenses                                      6,592        5,628       16,760                15       2,474
-----------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                               21,761       12,449        3,200                (6)     13,703
=============================================================================================================================

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS -- NET

Realized gain (loss) on sales of investments:
   Proceeds from sales                                       130,427      190,520      398,806             2,760      96,672
   Cost of investments sold                                  137,638      183,209      376,155             2,700     125,612
-----------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of investments              (7,211)       7,311       22,651                60     (28,940)
Distributions from capital gains                                  --           --       31,092                --          --
Net change in unrealized appreciation or depreciation of
investments                                                    6,929       31,773       96,597               (83)     29,565
-----------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                  (282)      39,084      150,340               (23)        625
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                  $ 21,479   $   51,533     $153,540   $           (29)  $  14,328
=============================================================================================================================

See accompanying notes to financial statements.



RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2 - 81

STATEMENTS OF OPERATIONS

                                                                                  SEGREGATED ASSET SUBACCOUNTS
                                                         ---------------------------------------------------------------------------
                                                             PUT VT        PUT VT         PUT VT          PUT VT          PUT VT
                                                           HI YIELD,      INTL EQ,       NEW OPP,        RESEARCH,      SM CAP VAL,
YEAR ENDED DEC. 31, 2006 (CONTINUED)                         CL IB         CL IB          CL IA            CL IB           CL IB
INVESTMENT INCOME

Dividend income                                          $     19,221   $      1,170   $        208   $            3   $         10
Variable account expenses                                       3,185          2,408          1,532                4          2,565
------------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                16,036         (1,238)        (1,324)              (1)        (2,555)
====================================================================================================================================

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS -- NET

Realized gain (loss) on sales of investments:
   Proceeds from sales                                         92,797          5,107         60,525                8        132,072
   Cost of investments sold                                   109,004          3,634         80,054                6        129,298
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of investments              (16,207)         1,473        (19,529)               2          2,774
Distributions from capital gains                                   --             --             --               --            315
Net change in unrealized appreciation or
depreciation of investments                                    18,955         45,075         28,448               58         49,044
------------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                  2,748         46,548          8,919               60         52,133
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                          $     18,784   $     45,310   $      7,595   $           59   $     49,578
====================================================================================================================================

                                                                                  SEGREGATED ASSET SUBACCOUNTS
                                                         ---------------------------------------------------------------------------
                                                            PUT VT        PUT VT
                                                             VISTA,       VOYAGER,        RVS VP          RVS VP          RVS VP
YEAR ENDED DEC. 31, 2006 (CONTINUED)                         CL IB         CL IB            BAL          CASH MGMT       DIV BOND
INVESTMENT INCOME

Dividend income                                          $         --   $        881   $     28,118   $       34,967   $     87,483
Variable account expenses                                         464         10,093         16,307           11,008         26,358
------------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                  (464)        (9,212)        11,811           23,959         61,125
====================================================================================================================================

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS -- NET

Realized gain (loss) on sales of investments:
   Proceeds from sales                                            650        264,221        541,553          370,418        396,880
   Cost of investments sold                                       448        404,983        574,561          370,418        402,839
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of investments                  202       (140,762)       (33,008)              --         (5,959)
Distributions from capital gains                                   --             --         53,137               --             --
Net change in unrealized appreciation or
depreciation of investments                                     1,511        166,278         98,038                1         25,581
------------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                  1,713         25,516        118,167                1         19,622
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
   from operations                                       $      1,249   $     16,304   $    129,978   $       23,960   $     80,747
====================================================================================================================================

                                                                                  SEGREGATED ASSET SUBACCOUNTS
                                                         ---------------------------------------------------------------------------
                                                                                          RVS VP
                                                                                          GLOBAL
                                                            RVS VP          RVS VP      INFLATION         RVS VP         RVS VP
PERIOD ENDED DEC. 31, 2006 (CONTINUED)                    DIV EQ INC      EMER MKTS     PROT SEC(2)        GRO        HI YIELD BOND
INVESTMENT INCOME

Dividend income                                          $     46,003   $      4,022   $     26,931   $          603   $     17,965
Variable account expenses                                      42,519         15,744          5,248              806          3,258
------------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                 3,484        (11,722)        21,683             (203)        14,707
====================================================================================================================================

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS -- NET

Realized gain (loss) on sales of investments:
   Proceeds from sales                                        363,834        285,549        171,987            3,555         23,916
   Cost of investments sold                                   347,382        254,291        170,521            3,058         23,898
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of investments               16,452         31,258          1,466              497             18
Distributions from capital gains                              273,684        195,122             43               --             --
Net change in unrealized appreciation or
depreciation of investments                                   237,156        146,692        (22,909)           6,356          6,976
------------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                527,292        373,072        (21,400)           6,853          6,994
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                          $    530,776   $    361,350   $        283   $        6,650   $     21,701
====================================================================================================================================

See accompanying notes to financial statements.



82 - RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

STATEMENTS OF OPERATIONS

                                                                                       SEGREGATED ASSET SUBACCOUNTS
                                                                     ---------------------------------------------------------------
                                                                      RVS VP      RVS VP      RVS VP        RVS VP        RVS VP
YEAR ENDED DEC. 31, 2006 (CONTINUED)                                  INC OPP    INTL OPP    LG CAP EQ    LG CAP VAL    MID CAP GRO
INVESTMENT INCOME

Dividend income                                                      $  13,540   $   2,660   $  12,344    $       7   $         414
Variable account expenses                                                2,825       2,082      14,306           --           2,194
------------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                         10,715         578      (1,962)           7          (1,780)
====================================================================================================================================

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS -- NET

Realized gain (loss) on sales of investments:
   Proceeds from sales                                                  86,360      66,219     196,321            4          59,151
   Cost of investments sold                                             85,902      62,686     216,263            4          62,020
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of investments                           458       3,533     (19,942)          --          (2,869)
Distributions from capital gains                                            49          --          --           34           6,980
Net change in unrealized appreciation or depreciation of
investments                                                             12,798      25,504     151,686           71         (12,914)
------------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                          13,305      29,037     131,744          105          (8,803)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations      $  24,020   $  29,615   $ 129,782    $     112   $     (10,583)
====================================================================================================================================

                                                                                       SEGREGATED ASSET SUBACCOUNTS
                                                                     ---------------------------------------------------------------
                                                                                                                          VANK LIT
                                                                        RVS VP    RVS VP        RVS VP         RVS VP     COMSTOCK,
YEAR ENDED DEC. 31, 2006 (CONTINUED)                                   S&P 500  SELECT VAL  SHORT DURATION   SM CAP VAL     CL II
INVESTMENT INCOME

Dividend income                                                      $  26,909  $        8    $   48,157      $   6,724   $  34,919
Variable account expenses                                               23,423          --        16,421         21,165      50,606
------------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                          3,486           8        31,736        (14,441)    (15,687)
====================================================================================================================================

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS -- NET

Realized gain (loss) on sales of investments:
   Proceeds from sales                                                 168,933           5       143,032        127,722     437,882
   Cost of investments sold                                            146,468           5       146,788        119,659     429,860
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of investments                        22,465          --        (3,756)         8,063       8,022
Distributions from capital gains                                         8,518          63            --        179,165     162,352
Net change in unrealized appreciation or depreciation of
investments                                                            206,022          12         3,864         72,609     403,344
------------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                         237,005          75           108        259,837     573,718
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations      $ 240,491  $       83    $   31,844      $ 245,396   $ 558,031
====================================================================================================================================

                                                                                               SEGREGATED ASSET SUBACCOUNTS
                                                                                          -----------------------------------------
                                                                                            VANK UIF
                                                                                          U.S. REAL EST,    WANGER        WANGER
YEAR ENDED DEC. 31, 2006 (CONTINUED)                                                          CL II       INTL SM CAP   U.S. SM CO
INVESTMENT INCOME

Dividend income                                                                             $     632      $    6,122    $   1,464
Variable account expenses                                                                         885          20,344       11,204
-----------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                                                  (253)        (14,222)      (9,740)
===================================================================================================================================

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS -- NET

Realized gain (loss) on sales of investments:
   Proceeds from sales                                                                         20,479         311,524       65,271
   Cost of investments sold                                                                    17,155         269,306       63,300
-----------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of investments                                                3,324          42,218        1,971
Distributions from capital gains                                                                4,334              --       20,646
Net change in unrealized appreciation or depreciation of
investments                                                                                    13,002         425,240       34,035
-----------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                                                 20,660         467,458       56,652
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                             $  20,407      $  453,236    $  46,912
===================================================================================================================================

(1)   For the period April 28, 2006 (commencement of operations) to Dec. 31,
      2006.

(2)   For the period May 1, 2006 (commencement of operations) to Dec. 31,
      2006.

See accompanying notes to financial statements.



RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2 - 83

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                 SEGREGATED ASSET SUBACCOUNTS
                                                           ------------------------------------------------------------------------
                                                              AIM VI        AIM VI         AIM VI         AIM VI         AIM VI
                                                            BASIC VAL,      CAP DEV,       CORE EQ,       CORE EQ,      INTL GRO,
PERIOD ENDED DEC. 31, 2006                                   SER II          SER II         SER I         SER II(2)       SER I
OPERATIONS

Investment income (loss) -- net                            $   (12,207)   $    (2,140)   $    (6,832)   $       (10)   $    (1,009)
Net realized gain (loss) on sales of investments                 6,147          1,272         (2,101)            (1)        16,355
Distributions from capital gains                                45,443          3,197             --             --             --
Net change in unrealized appreciation or
depreciation of investments                                     70,450         20,900        116,688            634         28,279
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                                109,833         23,229        107,755            623         43,625
===================================================================================================================================

CONTRACT TRANSACTIONS

Contract purchase payments                                      27,048            150            398          1,010            391
Net transfers(1)                                                 2,088         10,347        424,208          6,928         (2,861)
Contract terminations:
   Surrender benefits and contract charges                     (18,047)        (1,732)      (185,988)           (62)       (65,532)
   Death benefits                                                   --             --        (26,783)            --         (6,718)
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions                  11,089          8,765        211,835          7,876        (74,720)
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                                954,370        151,009        600,263             --        201,005
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                  $ 1,075,292    $   183,003    $   919,853    $     8,499    $   169,910
===================================================================================================================================

ACCUMULATION UNIT ACTIVITY

Units outstanding at beginning of year                         636,182         87,067        539,877             --        153,860
Contract purchase payments                                      16,096             --            342            297            279
Net transfers(1)                                                 1,374          5,718        357,695          6,932         (2,050)
Contract terminations:
   Surrender benefits and contract charges                     (11,300)          (930)      (156,537)           (64)       (44,578)
   Death benefits                                                   --             --        (22,507)            --         (4,669)
-----------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                               642,352         91,855        718,870          7,165        102,842
===================================================================================================================================

See accompanying notes to financial statements.



84 - RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                SEGREGATED ASSET SUBACCOUNTS
                                                        ---------------------------------------------------------------------------
                                                             AIM VI          AB VPS         AB VPS         AB VPS         AB VPS
                                                        MID CAP CORE EQ,   BAL SHARES,   GLOBAL TECH,    GRO & INC,     INTL VAL,
YEAR ENDED DEC. 31, 2006 (CONTINUED)                         SER II           CL B          CL B            CL B          CL B
OPERATIONS

Investment income (loss) -- net                            $    (761)       $   2,575     $  (2,721)    $    (3,698)   $    (2,243)
Net realized gain (loss) on sales of investments                 403              601           514          13,915         34,755
Distributions from capital gains                              12,609            7,703            --          69,137         26,478
Net change in unrealized appreciation or depreciation
of investments                                                (1,243)          17,508        17,289         114,159        378,361
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                    11,008           28,387        15,082         193,513        437,351
===================================================================================================================================

CONTRACT TRANSACTIONS

Contract purchase payments                                     3,972              820           453          11,343      1,156,039
Net transfers(1)                                                (949)          (4,659)           --         (12,581)      (178,792)
Contract terminations:
   Surrender benefits and contract charges                    (2,067)          (1,434)       (1,381)        (31,354)       (17,601)
   Death benefits                                                 --               --            --              --         (4,294)
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions                   956           (5,273)         (928)        (32,592)       955,352
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                              115,452          285,260       215,375       1,282,269        814,423
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                  $ 127,416        $ 308,374     $ 229,529     $ 1,443,190    $ 2,207,126
===================================================================================================================================

ACCUMULATION UNIT ACTIVITY

Units outstanding at beginning of year                       106,310          225,732       143,709         829,897        671,779
Contract purchase payments                                     3,249              447           294           6,920        897,186
Net transfers(1)                                                (827)          (4,542)           --          (7,713)      (126,143)
Contract terminations:
   Surrender benefits and contract charges                    (1,855)          (1,100)         (917)        (19,420)       (12,178)
   Death benefits                                                 --               --            --              --         (2,955)
-----------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                             106,877          220,537       143,086         809,684      1,427,689
===================================================================================================================================

See accompanying notes to financial statements.



RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2 - 85

STATEMENTS OF CHANGES IN NET ASSETS

                                                                           SEGREGATED ASSET SUBACCOUNTS
                                                        -----------------------------------------------------------------
                                                           AB VPS       AC VP           AC VP        AC VP      AC VP
                                                        LG CAP GRO,   INC & GRO,   INFLATION PROT,   INTL,      ULTRA,
YEAR ENDED DEC. 31, 2006 (CONTINUED)                        CL B         CL I          CL II         CL II      CL II
OPERATIONS

Investment income (loss) -- net                         $  (5,449)    $    1,312     $    34,631     $   1   $   (28,767)
Net realized gain (loss) on sales of investments            3,581          9,881          (2,720)        2           393
Distributions from capital gains                               --             --              --        --            --
Net change in unrealized appreciation or depreciation
of investments                                             (3,986)        28,026         (24,538)      146        (3,620)
-------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                 (5,854)        39,219           7,373       149       (31,994)
=========================================================================================================================

CONTRACT TRANSACTIONS

Contract purchase payments                                    227          2,899         497,247       300     2,039,049
Net transfers(1)                                           20,983          7,969         115,719        (3)      276,727
Contract terminations:
   Surrender benefits and contract charges                 (8,273)       (70,529)        (25,607)       --       (20,706)
   Death benefits                                              --         (2,427)        (10,301)       --        (5,257)
-------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions             12,937        (62,088)        577,058       297     2,289,813
-------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                           389,377        284,399       1,228,487       351     1,091,253
-------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                               $ 396,460     $  261,530     $ 1,812,918     $ 797   $ 3,349,072
=========================================================================================================================

ACCUMULATION UNIT ACTIVITY

Units outstanding at beginning of year                    251,860        239,105       1,213,470        --     1,053,497
Contract purchase payments                                    143          2,371         486,922        --     2,048,223
Net transfers(1)                                           15,385          6,455         114,171        --       284,620
Contract terminations:
   Surrender benefits and contract charges                 (5,499)       (55,801)        (25,329)       --       (20,979)
   Death benefits                                              --         (1,780)        (10,221)       --        (5,555)
-------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                          261,889        190,350       1,779,013        --     3,359,806
=========================================================================================================================

See accompanying notes to financial statements.



86 - RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

STATEMENTS OF CHANGES IN NET ASSETS

                                                                            SEGREGATED ASSET SUBACCOUNTS
                                                        -----------------------------------------------------------------
                                                          AC VP        AC VP        COL           COL          DREY IP
                                                           VAL,         VAL,     HI YIELD,    SM CAP VAL,   MIDCAP STOCK,
PERIOD ENDED DEC. 31, 2006 (CONTINUED)                     CL I        CL II     VS CL B(2)     VS CL B          SERV
OPERATIONS

Investment income (loss) -- net                         $     282    $   (324)   $    7,900    $    (1)       $   (397)
Net realized gain (loss) on sales of investments           15,614         (44)          279          2              39
Distributions from capital gains                           19,211         252         4,381         26           5,273
Net change in unrealized appreciation or depreciation
of investments                                             (7,019)      7,538        25,924        125          (2,790)
-------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                 28,088       7,422        38,484        152           2,125
=========================================================================================================================

CONTRACT TRANSACTIONS

Contract purchase payments                                    353      30,600       213,918        400             300
Net transfers(1)                                           (1,668)     13,772       413,906         (6)            543
Contract terminations:
   Surrender benefits and contract charges                (90,733)       (108)       (8,273)        --             (10)
   Death benefits                                          (1,651)         --        (3,118)        --              --
-------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions            (93,699)     44,264       616,433        394             833
-------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                           219,265       3,069            --        495          32,517
-------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                               $ 153,654    $ 54,755    $  654,917    $ 1,041        $ 35,475
=========================================================================================================================

ACCUMULATION UNIT ACTIVITY

Units outstanding at beginning of year                    135,908       2,557            --         --          28,852
Contract purchase payments                                    212      28,065       209,798         --              --
Net transfers(1)                                             (969)     12,592       413,693         --             518
Contract terminations:
   Surrender benefits and contract charges                (52,900)         --        (7,832)        --              (9)
   Death benefits                                            (882)         --        (3,078)        --              --
-------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                           81,369      43,214       612,581         --          29,361
=========================================================================================================================

See accompanying notes to financial statements.



RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2 - 87

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                     SEGREGATED ASSET SUBACCOUNTS
                                                                   ----------------------------------------------------------------
                                                                    DREY IP     DREY VIF     DREY VIF       FID VIP       FID VIP
                                                                   TECH GRO,      APPR,     INTL VAL,     CONTRAFUND        GRO,
YEAR ENDED DEC. 31, 2006 (CONTINUED)                                 SERV         SERV         SERV        SERV CL 2     SERV CL 2
OPERATIONS

Investment income (loss) -- net                                    $  (6,811)   $     (4)   $       3    $    (28,628)   $  (7,152)
Net realized gain (loss) on sales of investments                       2,706           9            1         109,966        1,764
Distributions from capital gains                                          --          --           44       1,062,421           --
Net change in unrealized appreciation or depreciation of
investments                                                           29,124       1,336          114         (29,720)      34,292
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations       25,019       1,341          162       1,114,039       28,904
===================================================================================================================================

CONTRACT TRANSACTIONS

Contract purchase payments                                           459,652         600          300       4,187,158        2,790
Net transfers(1)                                                      25,999          (5)          (7)        (42,204)       5,856
Contract terminations:
   Surrender benefits and contract charges                            (5,219)        (10)          --        (219,412)      (2,966)
   Death benefits                                                     (1,092)         --           --         (11,734)          --
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions                       479,340         585          293       3,913,808        5,680
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                                      260,903       8,489          521       8,690,285      559,489
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                          $ 765,262    $ 10,415    $     976    $ 13,718,132    $ 594,073
===================================================================================================================================

ACCUMULATION UNIT ACTIVITY

Units outstanding at beginning of year                               249,509       7,500           --       5,410,575      382,988
Contract purchase payments                                           439,696          --           --       2,938,063        1,640
Net transfers(1)                                                      27,537          --           --         (18,731)       3,389
Contract terminations:
   Surrender benefits and contract charges                            (4,724)         (9)          --        (123,313)      (1,840)
   Death benefits                                                     (1,042)         --           --          (6,507)          --
-----------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                                     710,976       7,491           --       8,200,087      386,177
===================================================================================================================================

See accompanying notes to financial statements.



88 - RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                SEGREGATED ASSET SUBACCOUNTS
                                                         -------------------------------------------------------------------------
                                                           FID VIP       FID VIP       FID VIP     FTVIPT FRANK     FTVIPT FRANK
                                                          INVEST GR,     MID CAP,     OVERSEAS,      INC SEC,     GLOBAL REAL EST,
YEAR ENDED DEC. 31, 2006 (CONTINUED)                      SERV CL 2     SERV CL 2     SERV CL 2        CL 2             CL 2
OPERATIONS

Investment income (loss) -- net                          $    19,793   $   (46,934)  $    (5,316)    $     40         $   2,463
Net realized gain (loss) on sales of investments              (1,557)       39,140        20,595            2             3,477
Distributions from capital gains                               2,430       404,709         5,543            9            28,754
Net change in unrealized appreciation or depreciation
of investments                                                23,544        (8,847)      127,920          274            34,758
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                    44,210       388,068       148,742          325            69,452
==================================================================================================================================

CONTRACT TRANSACTIONS

Contract purchase payments                                   584,074       904,846       127,607          300                --
Net transfers(1)                                              81,135        29,783       (44,572)          (4)            6,067
Contract terminations:
   Surrender benefits and contract charges                   (23,772)      (85,949)      (10,872)          (2)           (5,284)
   Death benefits                                            (10,331)       (2,081)           --           --                --
----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions               631,106       846,599        72,163          294               783
----------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                              941,651     3,203,632       876,497        1,721           359,371
----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                $ 1,616,967   $ 4,438,299   $ 1,097,402     $  2,340         $ 429,606
==================================================================================================================================

ACCUMULATION UNIT ACTIVITY

Units outstanding at beginning of year                       932,596     1,571,028       454,425        1,217           181,558
Contract purchase payments                                   579,959       549,875        86,303           --                --
Net transfers(1)                                              79,494        15,897       (23,055)          --             3,205
Contract terminations:
   Surrender benefits and contract charges                   (23,356)      (38,827)       (5,237)          (2)           (2,521)
   Death benefits                                            (10,164)         (957)           --           --                --
----------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                           1,558,529     2,097,016       512,436        1,215           182,242
==================================================================================================================================

See accompanying notes to financial statements.



RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2 - 89

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                 SEGREGATED ASSET SUBACCOUNTS
                                                           ------------------------------------------------------------------------
                                                           FTVIPT FRANK   FTVIPT FRANK   FTVIPT FRANK       FTVIPT        FTVIPT
                                                           RISING DIVD,    SM CAP VAL,    SM MID CAP    MUTUAL SHARES    TEMP FOR
YEAR ENDED DEC. 31, 2006 (CONTINUED)                           CL 2           CL 2         GRO, CL 2      SEC, CL 2      SEC, CL 2
OPERATIONS

Investment income (loss) -- net                            $        (11)  $     (4,500)  $    (15,023)  $      (3,577)   $    (678)
Net realized gain (loss) on sales of investments                    344          9,291          6,674          65,253        9,165
Distributions from capital gains                                      3         24,081             --         160,015           --
Net change in unrealized appreciation or depreciation of
investments                                                           3         65,148         87,277         586,058      106,246
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                          339         94,020         78,928         807,749      114,733
===================================================================================================================================

CONTRACT TRANSACTIONS

Contract purchase payments                                          400         30,625         22,615         890,890        1,565
Net transfers(1)                                                 (3,031)        26,617         18,707           5,811       (6,730)
Contract terminations:
   Surrender benefits and contract charges                            5        (19,598)        (9,711)       (186,473)     (20,128)
   Death benefits                                                    --             --             --              --           --
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions                   (2,626)        37,644         31,611         710,228      (25,293)
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                                   3,285        588,799      1,057,116       4,472,724      589,433
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                  $        998   $    720,463   $  1,167,655   $   5,990,701    $ 678,873
===================================================================================================================================

ACCUMULATION UNIT ACTIVITY

Units outstanding at beginning of year                            2,680        303,241        638,302       2,902,489      321,601
Contract purchase payments                                           --         14,315         12,944         665,351          815
Net transfers(1)                                                 (2,680)        12,762          8,490           3,324       (3,415)
Contract terminations:
   Surrender benefits and contract charges                           --         (8,950)        (5,562)       (112,876)      (9,970)
   Death benefits                                                    --             --             --              --           --
-----------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                                     --        321,368        654,174       3,458,288      309,031
===================================================================================================================================

See accompanying notes to financial statements.



90 - RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                  SEGREGATED ASSET SUBACCOUNTS
                                                            -----------------------------------------------------------------------
                                                               FTVIPT       FTVIPT         GS VIT                      JANUS ASPEN
                                                            TEMP GLOBAL    TEMP GRO     MID CAP VAL,    JANUS ASPEN     WORLD GRO,
YEAR ENDED DEC. 31, 2006 (CONTINUED)                         INC, CL 2     SEC, CL 2        INST         BAL, INST        INST
OPERATIONS

Investment income (loss) -- net                             $     9,706    $       1    $        787    $    17,610    $     1,384
Net realized gain (loss) on sales of investments                  1,090            1           5,840         71,706        (35,605)
Distributions from capital gains                                     --           13         214,010             --             --
Net change in unrealized appreciation or depreciation of
investments                                                      80,218          108          (6,406)       148,932        106,788
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                       91,014          123         214,231        238,248         72,567
===================================================================================================================================

CONTRACT TRANSACTIONS

Contract purchase payments                                      928,986          300       1,293,016          5,201            956
Net transfers(1)                                                 25,172           (3)        (31,379)       (39,934)        (4,129)
Contract terminations:
   Surrender benefits and contract charges                      (12,223)          --         (14,100)      (666,960)       (97,916)
   Death benefits                                                (3,094)          --          (3,229)      (235,943)       (14,613)
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions                  938,841          297       1,244,308       (937,636)      (115,702)
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                                 404,728          335         715,551      3,198,199        525,969
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                   $ 1,434,583    $     755    $  2,174,090    $ 2,498,811    $   482,834
===================================================================================================================================

ACCUMULATION UNIT ACTIVITY

Units outstanding at beginning of year                          404,762           --         615,387      2,070,527        468,153
Contract purchase payments                                      891,674           --       1,121,453          3,287            806
Net transfers(1)                                                 23,023           --         (25,443)       (23,946)        (4,068)
Contract terminations:
   Surrender benefits and contract charges                      (11,244)          --         (11,236)      (419,221)       (83,926)
   Death benefits                                                (2,942)          --          (2,584)      (148,939)       (12,380)
-----------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                              1,305,273           --       1,697,577      1,481,708        368,585
===================================================================================================================================

See accompanying notes to financial statements.



RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2 - 91

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                 SEGREGATED ASSET SUBACCOUNTS
                                                           ------------------------------------------------------------------------
                                                                MFS             MFS           MFS             MFS
                                                           INV GRO STOCK,     NEW DIS,    TOTAL RETURN,    UTILITIES,      OPCAP
YEAR ENDED DEC. 31, 2006 (CONTINUED)                          SERV CL         SERV CL        SERV CL         SERV CL         EQ
OPERATIONS

Investment income (loss) -- net                               $  (4,318)     $  (3,711)     $    30,286     $     780    $  (1,257)
Net realized gain (loss) on sales of investments                  2,367          2,478            7,904         4,116        6,002
Distributions from capital gains                                     --          5,234          110,916         4,457        7,730
Net change in unrealized appreciation or depreciation of
investments                                                      22,836         29,861          198,854        20,938        4,128
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                       20,885         33,862          347,960        30,291       16,603
===================================================================================================================================

CONTRACT TRANSACTIONS

Contract purchase payments                                       11,025         12,869           63,170           820          360
Net transfers(1)                                                     (2)          (983)          10,404         1,652       10,581
Contract terminations:
   Surrender benefits and contract charges                      (11,920)        (6,714)         (89,381)       (9,701)     (43,757)
   Death benefits                                                    --             --               --            --       (1,646)
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions                     (897)         5,172          (15,807)       (7,229)     (34,462)
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                                 347,023        277,392        3,417,178       105,442      130,576
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                     $ 367,011      $ 316,426      $ 3,749,331     $ 128,504    $ 112,717
===================================================================================================================================

ACCUMULATION UNIT ACTIVITY

Units outstanding at beginning of year                          249,025        181,367        2,623,994        53,232      110,356
Contract purchase payments                                        7,689         11,131           47,172           259          294
Net transfers(1)                                                     --           (443)           7,410           821        8,734
Contract terminations:
   Surrender benefits and contract charges                       (8,349)        (4,006)         (65,968)       (4,279)     (34,357)
   Death benefits                                                    --             --               --            --       (1,221)
-----------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                                248,365        188,049        2,612,608        50,033       83,806
===================================================================================================================================

See accompanying notes to financial statements.



92 - RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

STATEMENTS OF CHANGES IN NET ASSETS

                                                                             SEGREGATED ASSET SUBACCOUNTS
                                                           --------------------------------------------------------------------
                                                                                       OPPEN         OPPEN           OPPEN
                                                             OPCAP        OPCAP      CAP APPR     CAP APPR VA,   GLOBAL SEC VA,
YEAR ENDED DEC. 31, 2006 (CONTINUED)                        MANAGED       SM CAP        VA            SERV            SERV
OPERATIONS

Investment income (loss) -- net                            $   3,343    $  (2,946)   $  (6,769)   $    (45,979)    $  (3,056)
Net realized gain (loss) on sales of investments              (7,826)      13,470       (2,881)         19,645         6,482
Distributions from capital gains                              79,393       11,764           --              --        28,559
Net change in unrealized appreciation or depreciation of
investments                                                  (25,572)      20,755       46,844         264,955        58,773
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                    49,338       43,043       37,194         238,621        90,758
===============================================================================================================================

CONTRACT TRANSACTIONS

Contract purchase payments                                       286        1,371        1,282         603,397        61,288
Net transfers(1)                                             (16,863)       8,712       15,362          52,550         3,094
Contract terminations:
   Surrender benefits and contract charges                  (205,160)     (55,129)    (134,730)        (91,150)      (14,195)
   Death benefits                                            (30,026)      (6,008)     (27,376)         (4,266)           --
-------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions              (251,763)     (51,054)    (145,462)        560,531        50,187
-------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                              783,820      206,797      719,132       3,491,458       512,462
-------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                  $ 581,395    $ 198,786    $ 610,864    $  4,290,610     $ 653,407
===============================================================================================================================

ACCUMULATION UNIT ACTIVITY

Units outstanding at beginning of year                       613,520      110,548      523,924       2,470,264       251,247
Contract purchase payments                                       218          637          909         457,541        30,206
Net transfers(1)                                             (13,618)       4,246       10,540          42,353         1,530
Contract terminations:
   Surrender benefits and contract charges                  (156,254)     (25,594)     (97,871)        (61,320)       (6,513)
   Death benefits                                            (22,949)      (2,956)     (19,370)         (2,836)           --
-------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                             420,917       86,881      418,132       2,906,002       276,470
===============================================================================================================================

See accompanying notes to financial statements.



RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2 - 93

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                 SEGREGATED ASSET SUBACCOUNTS
                                                           --------------------------------------------------------------------
                                                              OPPEN       OPPEN         OPPEN           OPPEN          PUT VT
                                                             HI INC     HI INC VA,    MAIN ST SM    STRATEGIC BOND    DIV INC,
YEAR ENDED DEC. 31, 2006 (CONTINUED)                           VA          SERV      CAP VA, SERV      VA, SERV        CL IA
OPERATIONS

Investment income (loss) -- net                            $  19,481    $   13,433   $    (36,246)   $   134,075     $   6,786
Net realized gain (loss) on sales of investments              (8,732)         (296)        29,555          6,689        (6,572)
Distributions from capital gains                                  --            --         76,751             --            --
Net change in unrealized appreciation or depreciation of
investments                                                   12,237         4,327        250,791        194,022         5,846
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                    22,986        17,464        320,851        334,786         6,060
===============================================================================================================================

CONTRACT TRANSACTIONS

Contract purchase payments                                       582           850         99,181      1,167,690            --
Net transfers(1)                                               2,338         6,633        (11,837)       138,624            42
Contract terminations:
   Surrender benefits and contract charges                   (65,283)      (10,901)       (66,349)      (229,485)      (53,965)
   Death benefits                                             (8,349)           --             --         (6,207)           --
-------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions               (70,712)       (3,418)        20,995      1,070,622       (53,923)
-------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                              322,452       224,432      2,427,661      4,971,078       160,425
-------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                  $ 274,726    $  238,478   $  2,769,507    $ 6,376,486     $ 112,562
===============================================================================================================================

ACCUMULATION UNIT ACTIVITY

Units outstanding at beginning of year                       246,725       175,853      1,332,280      4,146,484       117,428
Contract purchase payments                                       438           647         48,678      1,037,135            --
Net transfers(1)                                               1,751         5,077         (5,577)       115,244            30
Contract terminations:
   Surrender benefits and contract charges                   (47,961)       (8,345)       (31,304)      (185,058)      (39,059)
   Death benefits                                             (6,131)           --             --         (5,011)           --
-------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                             194,822       173,232      1,344,077      5,108,794        78,399
===============================================================================================================================

See accompanying notes to financial statements.



94 - RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

STATEMENTS OF CHANGES IN NET ASSETS

                                                                              SEGREGATED ASSET SUBACCOUNTS
                                                           --------------------------------------------------------------------
                                                             PUT VT       PUT VT        PUT VT          PUT VT        PUT VT
                                                            DIV INC,    GRO & INC,    GRO & INC,    HLTH SCIENCES,   HI YIELD,
YEAR ENDED DEC. 31, 2006 (CONTINUED)                          CL IB        CL IA        CL IB           CL IB          CL IA
OPERATIONS

Investment income (loss) -- net                            $  21,761    $   12,449    $    3,200       $    (6)      $  13,703
Net realized gain (loss) on sales of investments              (7,211)        7,311        22,651            60         (28,940)
Distributions from capital gains                                  --            --        31,092            --              --
Net change in unrealized appreciation or depreciation of
investments                                                    6,929        31,773        96,597           (83)         29,565
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                    21,479        51,533       153,540           (29)         14,328
===============================================================================================================================

CONTRACT TRANSACTIONS

Contract purchase payments                                     1,208            --         1,288           300              --
Net transfers(1)                                               3,738       (14,839)       58,839        (2,731)              6
Contract terminations:
   Surrender benefits and contract charges                  (114,472)     (155,546)     (290,651)          (11)        (81,675)
   Death benefits                                             (9,236)       (9,406)      (96,817)           --          (3,367)
-------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions              (118,762)     (179,791)     (327,341)       (2,442)        (85,036)
-------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                              500,338       482,399     1,296,435         3,148         212,270
-------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                  $ 403,055    $  354,141    $1,122,634       $   677       $ 141,562
===============================================================================================================================

ACCUMULATION UNIT ACTIVITY

Units outstanding at beginning of year                       358,206       349,525     1,069,814         2,411         169,770
Contract purchase payments                                       862            --         1,061            --              --
Net transfers(1)                                               2,662       (10,844)       46,233        (2,411)              4
Contract terminations:
   Surrender benefits and contract charges                   (80,115)     (108,103)     (234,053)           --         (63,403)
   Death benefits                                             (6,303)       (6,575)      (78,872)           --          (2,561)
-------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                             275,312       224,003       804,183            --         103,810
===============================================================================================================================

See accompanying notes to financial statements.



RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2 - 95

STATEMENTS OF CHANGES IN NET ASSETS

                                                                           SEGREGATED ASSET SUBACCOUNTS
                                                           --------------------------------------------------------------
                                                             PUT VT       PUT VT       PUT VT       PUT VT      PUT VT
                                                           HI YIELD,     INTL EQ,     NEW OPP,    RESEARCH,   SM CAP VAL,
YEAR ENDED DEC. 31, 2006 (CONTINUED)                         CL IB        CL IB        CL IA        CL IB        CL IB
OPERATIONS

Investment income (loss) -- net                            $  16,036    $  (1,238)   $  (1,324)   $      (1)   $  (2,555)
Net realized gain (loss) on sales of investments             (16,207)       1,473      (19,529)           2        2,774
Distributions from capital gains                                  --           --           --           --          315
Net change in unrealized appreciation or depreciation of
investments                                                   18,955       45,075       28,448           58       49,044
-------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                    18,784       45,310        7,595           59       49,578
=========================================================================================================================

CONTRACT TRANSACTIONS

Contract purchase payments                                       585          200           --           --      597,308
Net transfers(1)                                               2,158       (1,013)        (129)          (6)     (14,291)
Contract terminations:
   Surrender benefits and contract charges                   (81,128)      (1,113)     (55,347)          --       (2,157)
   Death benefits                                             (8,443)          --       (3,165)          --           --
-------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions               (86,828)      (1,926)     (58,641)          (6)     580,860
-------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                              252,370      174,214      142,927          547        3,241
-------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                  $ 184,326    $ 217,598    $  91,881    $     600    $ 633,679
=========================================================================================================================

ACCUMULATION UNIT ACTIVITY

Units outstanding at beginning of year                       186,731       98,182      123,283           --        2,458
Contract purchase payments                                       426           --           --           --      544,314
Net transfers(1)                                               1,567         (515)         (87)          --      (13,126)
Contract terminations:
   Surrender benefits and contract charges                   (57,644)        (575)     (46,658)          --       (1,061)
   Death benefits                                             (5,931)          --       (2,657)          --           --
-------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                             125,149       97,092       73,881           --      532,585
=========================================================================================================================

See accompanying notes to financial statements.



96 - RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

STATEMENTS OF CHANGES IN NET ASSETS

                                                                            SEGREGATED ASSET SUBACCOUNTS
                                                           ---------------------------------------------------------------
                                                            PUT VT     PUT VT
                                                            VISTA,     VOYAGER,      RVS VP        RVS VP       RVS VP
YEAR ENDED DEC. 31, 2006 (CONTINUED)                         CL IB      CL IB          BAL        CASH MGMT    DIV BOND
OPERATIONS

Investment income (loss) -- net                            $   (464)  $   (9,212)  $    11,811   $   23,959   $    61,125
Net realized gain (loss) on sales of investments                202     (140,762)      (33,008)          --        (5,959)
Distributions from capital gains                                 --           --        53,137           --            --
Net change in unrealized appreciation or depreciation of
investments                                                   1,511      166,278        98,038            1        25,581
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                    1,249       16,304       129,978       23,960        80,747
==========================================================================================================================

CONTRACT TRANSACTIONS

Contract purchase payments                                      150         (533)        1,180       27,772     1,788,827
Net transfers(1)                                                 (2)     (14,200)     (169,033)      21,991       183,967
Contract terminations:
   Surrender benefits and contract charges                     (146)    (173,912)     (345,478)    (293,542)     (198,882)
   Death benefits                                                --      (60,715)      (10,070)      (9,006)      (19,154)
--------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions                    2     (249,360)     (523,401)    (252,785)    1,754,758
--------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                              31,467      837,878     1,361,594      902,927     1,422,044
--------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                  $ 32,718   $  604,822   $   968,171   $  674,102   $ 3,257,549
==========================================================================================================================

ACCUMULATION UNIT ACTIVITY

Units outstanding at beginning of year                       17,571      760,197     1,169,645      872,068     1,274,667
Contract purchase payments                                       --         (472)          987       23,450     1,679,911
Net transfers(1)                                                 --      (12,318)     (140,952)      21,287       174,710
Contract terminations:
   Surrender benefits and contract charges                      (83)    (161,751)     (284,136)    (282,010)     (160,464)
   Death benefits                                                --      (57,784)       (8,209)      (8,396)      (15,744)
--------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                             17,488      527,872       737,335      626,399     2,953,080
==========================================================================================================================

See accompanying notes to financial statements.



RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2 - 97

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                 SEGREGATED ASSET SUBACCOUNTS
                                                           ------------------------------------------------------------------------
                                                                                            RVS VP
                                                              RVS VP        RVS VP     GLOBAL INFLATION    RVS VP        RVS VP
PERIOD ENDED DEC. 31, 2006 (CONTINUED)                      DIV EQ INC    EMER MKTS       PROT SEC(3)        GRO     HI YIELD BOND
OPERATIONS

Investment income (loss) -- net                            $     3,484   $   (11,722)  $         21,683   $   (203)  $      14,707
Net realized gain (loss) on sales of investments                16,452        31,258              1,466        497              18
Distributions from capital gains                               273,684       195,122                 43         --              --
Net change in unrealized appreciation or depreciation of
investments                                                    237,156       146,692            (22,909)     6,356           6,976
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                     530,776       361,350                283      6,650          21,701
===================================================================================================================================

CONTRACT TRANSACTIONS

Contract purchase payments                                   2,739,654       932,510          1,218,081        150         100,130
Net transfers(1)                                               (43,570)     (136,606)            43,597        364           7,478
Contract terminations:
   Surrender benefits and contract charges                     (28,639)      (11,842)           (18,416)    (2,340)         (7,643)
   Death benefits                                              (10,702)       (3,258)                --         --          (3,120)
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions               2,656,743       780,804          1,243,262     (1,826)         96,845
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                              1,612,939       615,149                 --     68,848         165,893
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                  $ 4,800,458   $ 1,757,303   $      1,243,545   $ 73,672   $     284,439
===================================================================================================================================

ACCUMULATION UNIT ACTIVITY

Units outstanding at beginning of year                       1,019,547       430,795                 --     47,585         157,104
Contract purchase payments                                   1,765,617       654,027          1,175,925         --          87,275
Net transfers(1)                                               (32,093)      (79,727)            42,048        260           6,878
Contract terminations:
   Surrender benefits and contract charges                     (15,771)       (7,238)            (3,812)    (1,584)         (4,110)
   Death benefits                                               (4,876)       (2,034)                --         --          (2,875)
-----------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                             2,732,424       995,823          1,214,161     46,261         244,272
===================================================================================================================================

See accompanying notes to financial statements.



98 - RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

STATEMENTS OF CHANGES IN NET ASSETS

                                                                             SEGREGATED ASSET SUBACCOUNTS
                                                           ---------------------------------------------------------------
                                                             RVS VP      RVS VP      RVS VP        RVS VP       RVS VP
YEAR ENDED DEC. 31, 2006 (CONTINUED)                        INC OPP     INTL OPP    LG CAP EQ    LG CAP VAL   MID CAP GRO
OPERATIONS

Investment income (loss) -- net                            $  10,715   $     578   $    (1,962)  $        7   $    (1,780)
Net realized gain (loss) on sales of investments                 458       3,533       (19,942)          --        (2,869)
Distributions from capital gains                                  49          --            --           34         6,980
Net change in unrealized appreciation or depreciation of
investments                                                   12,798      25,504       151,686           71       (12,914)
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                    24,020      29,615       129,782          112       (10,583)
==========================================================================================================================

CONTRACT TRANSACTIONS

Contract purchase payments                                   619,373         607        12,683          300           225
Net transfers(1)                                              16,216       5,025       121,995           (5)      243,759
Contract terminations:
   Surrender benefits and contract charges                   (15,484)    (59,403)     (146,061)          --       (53,611)
   Death benefits                                                 --      (1,883)      (16,966)          --        (1,444)
--------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions               620,105     (55,654)      (28,349)         295       188,929
--------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                                6,150     150,854       956,945          321           341
--------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                  $ 650,275   $ 124,815   $ 1,058,378   $      728   $   178,687
==========================================================================================================================

ACCUMULATION UNIT ACTIVITY

Units outstanding at beginning of year                            --     136,819       892,051           --            --
Contract purchase payments                                   590,896         323        10,817           --            --
Net transfers(1)                                              15,032       4,295       109,474           --       244,050
Contract terminations:
   Surrender benefits and contract charges                    (1,952)    (47,911)     (129,831)          --       (56,287)
   Death benefits                                                 --      (1,417)      (15,115)          --        (1,491)
--------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                             603,976      92,109       867,396           --       186,272
==========================================================================================================================

See accompanying notes to financial statements.



RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2 - 99

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                   SEGREGATED ASSET SUBACCOUNTS
                                                             ----------------------------------------------------------------------
                                                                                                                          VANK LIT
                                                                RVS VP       RVS VP         RVS VP          RVS VP       COMSTOCK,
YEAR ENDED DEC. 31, 2006 (CONTINUED)                           S&P 500     SELECT VAL   SHORT DURATION    SM CAP VAL       CL II
OPERATIONS

Investment income (loss) -- net                              $     3,486   $        8    $    31,736     $   (14,441)  $   (15,687)
Net realized gain (loss) on sales of investments                  22,465           --         (3,756)          8,063         8,022
Distributions from capital gains                                   8,518           63             --         179,165       162,352
Net change in unrealized appreciation or depreciation of
investments                                                      206,022           12          3,864          72,609       403,344
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                       240,491           83         31,844         245,396       558,031
===================================================================================================================================

CONTRACT TRANSACTIONS

Contract purchase payments                                        26,258          300         54,401         625,596     2,854,518
Net transfers(1)                                                 (10,731)          (4)        22,569         (39,800)      (50,898)
Contract terminations:
   Surrender benefits and contract charges                      (103,112)          --        (40,956)        (20,827)      (40,940)
   Death benefits                                                     --           --             --          (4,269)      (11,734)
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions                   (87,585)         296         36,014         560,700     2,750,946
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                                1,799,800          310      1,253,804       1,008,485     2,029,857
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                    $ 1,952,706   $      689    $ 1,321,662     $ 1,814,581   $ 5,338,834
===================================================================================================================================

ACCUMULATION UNIT ACTIVITY

Units outstanding at beginning of year                         1,209,893           --      1,261,003         700,335     1,917,813
Contract purchase payments                                        16,602           --         50,125         403,819     2,631,234
Net transfers(1)                                                  (6,719)          --         22,337         (24,187)      (47,364)
Contract terminations:
   Surrender benefits and contract charges                       (66,074)          --        (38,853)        (12,259)      (36,110)
   Death benefits                                                     --           --             --          (2,101)      (10,197)
-----------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                               1,153,702           --      1,294,612       1,065,607     4,455,376
===================================================================================================================================

See accompanying notes to financial statements.



100 - RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                SEGREGATED ASSET SUBACCOUNTS
                                                                                        -------------------------------------------
                                                                                           VANK UIF
                                                                                        U.S. REAL EST,      WANGER        WANGER
YEAR ENDED DEC. 31, 2006 (CONTINUED)                                                         CL II       INTL SM CAP    U.S. SM CO
OPERATIONS

Investment income (loss) -- net                                                          $      (253)    $   (14,222)  $    (9,740)
Net realized gain (loss) on sales of investments                                               3,324          42,218         1,971
Distributions from capital gains                                                               4,334            --          20,646
Net change in unrealized appreciation or depreciation of investments                          13,002         425,240        34,035
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                               20,407         453,236        46,912
===================================================================================================================================

CONTRACT TRANSACTIONS

Contract purchase payments                                                                    16,649       1,134,718       442,159
Net transfers(1)                                                                             (17,065)       (170,399)       44,740
Contract terminations:
   Surrender benefits and contract charges                                                    (2,204)        (16,782)       (9,875)
   Death benefits                                                                                 --          (4,217)       (3,222)
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions                                                (2,620)        943,320       473,802
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                                                               57,654         816,267       505,497
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                                                $    75,441     $ 2,212,823   $ 1,026,211
===================================================================================================================================

ACCUMULATION UNIT ACTIVITY

Units outstanding at beginning of year                                                        47,272         627,450       443,029
Contract purchase payments                                                                    12,280         843,941       379,932
Net transfers(1)                                                                             (12,407)       (110,470)       39,563
Contract terminations:
   Surrender benefits and contract charges                                                    (1,436)        (10,664)       (7,877)
   Death benefits                                                                                 --          (2,733)       (2,747)
-----------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                                                              45,709       1,347,524       851,900
===================================================================================================================================

(1) Includes transfer activity from (to) other subaccounts and transfers from (to) RiverSource Life of NY's fixed account.

(2)   For the period April 28, 2006 (commencement of operations) to Dec. 31,
      2006.

(3)   For the period May 1, 2006 (commencement of operations) to Dec. 31,
      2006.

See accompanying notes to financial statements.



RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2 - 101

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                  SEGREGATED ASSET SUBACCOUNTS
                                                           -------------------------------------------------------------------------
                                                              AIM VI        AIM VI        AIM VI        AIM VI           AIM VI
                                                            BASIC VAL,     CAP DEV,      CORE EQ,     INTL GRO,     MID CAP CORE EQ,
YEAR ENDED DEC. 31, 2005                                      SER II        SER II         SER I        SER I            SER II
OPERATIONS

Investment income (loss) -- net                            $   (10,923)  $    (2,079)  $       141   $    (1,758)     $      (937)
Net realized gain (loss) on sales of investments                 7,271         6,511       (14,139)          451               96
Distributions from capital gains                                10,722            --            --            --            3,570
Net change in unrealized appreciation or depreciation of
investments                                                     35,441         8,116        36,369        31,863            4,057
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                      42,511        12,548        22,371        30,556            6,786
====================================================================================================================================

CONTRACT TRANSACTIONS

Contract purchase payments                                     366,111        21,471           180           120           89,444
Net transfers(1)                                                92,320           255        (8,843)      (17,052)           2,733
Contract terminations:
   Surrender benefits and contract charges                      (9,459)       (1,052)      (84,274)      (44,620)            (892)
   Death benefits                                              (55,414)      (41,878)           --            --               --
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions                 393,558       (21,204)      (92,937)      (61,552)          91,285
------------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                                518,301       159,665       670,829       232,001           17,381
------------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                  $   954,370   $   151,009   $   600,263   $   201,005      $   115,452
====================================================================================================================================

ACCUMULATION UNIT ACTIVITY

Units outstanding at beginning of year                         332,398        99,457       626,548       206,523           16,653
Contract purchase payments                                     280,061        13,221           171           108           87,761
Net transfers(1)                                                64,460           285        (8,005)      (14,433)           2,545
Contract terminations:
   Surrender benefits and contract charges                      (5,985)         (654)      (78,837)      (38,338)            (649)
   Death benefits                                              (34,752)      (25,242)           --            --               --
------------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                               636,182        87,067       539,877       153,860          106,310
====================================================================================================================================

See accompanying notes to financial statements.



102 - RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                   SEGREGATED ASSET SUBACCOUNTS
                                                              ---------------------------------------------------------------------
                                                                 AB VPS        AB VPS,        AB VPS        AB VPS        AB VPS
                                                              BAL SHARES,   GLOBAL TECH,    GRO & INC,    INTL VAL,    LG CAP GRO,
YEAR ENDED DEC. 31, 2005 (CONTINUED)                              CL B          CL B           CL B          CL B          CL B
OPERATIONS

Investment income (loss) -- net                               $     2,769   $     (2,353)  $    (1,829)  $    (3,149)  $    (5,122)
Net realized gain (loss) on sales of investments                      746            125         9,897         1,492         3,231
Distributions from capital gains                                       --             --            --         3,567            --
Net change in unrealized appreciation or depreciation of
investments                                                         2,862          7,852        31,815        65,849        48,246
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                          6,377          5,624        39,883        67,759        46,355
===================================================================================================================================

CONTRACT TRANSACTIONS

Contract purchase payments                                         15,339         21,859           554       734,583           227
Net transfers(1)                                                   38,498           (678)       28,367       (12,399)       (7,046)
Contract terminations:
   Surrender benefits and contract charges                        (11,357)        (1,126)      (26,752)       (4,728)      (10,668)
   Death benefits                                                      --             --       (42,327)           --            --
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions                     42,480         20,055       (40,158)      717,456       (17,487)
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                                   236,403        189,696     1,282,544        29,208       360,509
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                     $   285,260   $    215,375   $ 1,282,269   $   814,423   $   389,377
===================================================================================================================================

ACCUMULATION UNIT ACTIVITY

Units outstanding at beginning of year                            186,037        129,602       856,153        27,243       264,035
Contract purchase payments                                         14,872         15,492           304       658,784           175
Net transfers(1)                                                   33,704           (572)       19,030       (10,729)       (4,779)
Contract terminations:
   Surrender benefits and contract charges                         (8,881)          (813)      (17,758)       (3,519)       (7,571)
   Death benefits                                                      --             --       (27,832)           --            --
-----------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                                  225,732        143,709       829,897       671,779       251,860
===================================================================================================================================

See accompanying notes to financial statements.



RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2 - 103

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                  SEGREGATED ASSET SUBACCOUNTS
                                                           ------------------------------------------------------------------------
                                                              AC VP           AC VP           AC VP         AC VP          AC VP
                                                            INC & GRO,   INFLATION PROT,      INTL,         ULTRA,          VAL,
YEAR ENDED DEC. 31, 2005 (CONTINUED)                           CL I           CL II           CL II         CL II           CL I
OPERATIONS

Investment income (loss) -- net                            $     2,057    $     22,912     $         1   $     (6,234)  $   (1,110)
Net realized gain (loss) on sales of investments                 3,221            (585)              1            816        4,247
Distributions from capital gains                                  --               160              --             --       22,989
Net change in unrealized appreciation or depreciation of
investments                                                      3,646         (17,390)             38         32,826      (18,602)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                       8,924           5,097              40         27,408        7,524
===================================================================================================================================

CONTRACT TRANSACTIONS

Contract purchase payments                                         180       1,107,281              --      1,010,432          120
Net transfers(1)                                                18,781          83,188              (4)         1,451        3,872
Contract terminations:
   Surrender benefits and contract charges                     (38,722)        (15,815)             --         (5,220)     (17,129)
   Death benefits                                                   --              --              --             --           --
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions                 (19,761)      1,174,654              (4)     1,006,663      (13,137)
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                                295,236          48,736             315         57,182      224,878
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                  $   284,399    $  1,228,487     $       351   $  1,091,253   $  219,265
===================================================================================================================================

ACCUMULATION UNIT ACTIVITY

Units outstanding at beginning of year                         256,130          42,261              --         55,232      144,376
Contract purchase payments                                         161       1,098,180              --      1,001,144           79
Net transfers(1)                                                16,177          82,674              --          1,845        2,543
Contract terminations:
   Surrender benefits and contract charges                     (33,363)         (9,645)             --         (4,724)     (11,090)
   Death benefits                                                   --              --              --             --           --
-----------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                               239,105       1,213,470              --      1,053,497      135,908
===================================================================================================================================

See accompanying notes to financial statements.



104 - RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                      SEGREGATED ASSET SUBACCOUNTS
                                                                       ---------------------------------------------------------
                                                                        AC VP       COL         DREY IP      DREY IP   DREY VIF
                                                                         VAL,   SM CAP VAL,  MIDCAP STOCK,  TECH GRO,    APPR,
YEAR ENDED DEC. 31, 2005 (CONTINUED)                                    CL II     VS CL B        SERV         SERV       SERV
OPERATIONS

Investment income (loss) -- net                                        $   (12) $        (3) $        (230) $  (1,533) $    (56)
Net realized gain (loss) on sales of investments                            --            1            337        360         1
Distributions from capital gains                                            31            1             21         --        --
Net change in unrealized appreciation or depreciation of investments        39           24          1,502     14,402       133
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from  operations            58           23          1,630     13,229        78
================================================================================================================================

CONTRACT TRANSACTIONS

Contract purchase payments                                               2,700           --         11,160    234,936     7,803
Net transfers(1)                                                            --           (4)        19,504     (1,631)       (3)
Contract terminations:
   Surrender benefits and contract charges                                  --           --           (246)    (1,385)     (124)
   Death benefits                                                           --           --             --         --        --
--------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions                           2,700           (4)        30,418    231,920     7,676
--------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                                            311          476            469     15,754       735
--------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                              $ 3,069  $       495  $      32,517  $ 260,903  $  8,489
================================================================================================================================

ACCUMULATION UNIT ACTIVITY

Units outstanding at beginning of year                                      --           --             --     15,083        --
Contract purchase payments                                               2,557           --         10,503    236,935     7,500
Net transfers(1)                                                            --           --         18,349     (1,456)       --
Contract terminations:
   Surrender benefits and contract charges                                  --           --             --     (1,053)       --
   Death benefits                                                           --           --             --         --        --
--------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                                         2,557           --         28,852    249,509     7,500
================================================================================================================================

See accompanying notes to financial statements.



RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2 - 105

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                      SEGREGATED ASSET SUBACCOUNTS
                                                                       -----------------------------------------------------------
                                                                       DREY VIF     FID VIP     FID VIP    FID VIP       FID VIP
                                                                       INTL VAL,  CONTRAFUND,    GRO,     INVEST GR,     MID CAP,
YEAR ENDED DEC. 31, 2005 (CONTINUED)                                     SERV      SERV CL 2   SERV CL 2  SERV CL 2     SERV CL 2
OPERATIONS

Investment income (loss) -- net                                        $      (3) $   (74,572) $  (5,730) $   (2,870)  $     6,093
Net realized gain (loss) on sales of investments                              --       42,812        362        (169)       48,467
Distributions from capital gains                                               6        1,002       --         1,576            --
Net change in unrealized appreciation or depreciation of investments          49      993,002     27,123       4,700       378,084
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations               52      962,244     21,755       3,237       432,644
===================================================================================================================================

CONTRACT TRANSACTIONS

Contract purchase payments                                                    --    2,649,868     45,154     906,879       328,505
Net transfers(1)                                                              (2)      47,778      8,262      20,750       (52,065)
Contract terminations:
   Surrender benefits and contract charges                                    --     (121,234)    (5,044)    (15,017)      (54,631)
   Death benefits                                                             --           --         --          --            --
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions                                (2)   2,576,412     48,372     912,612       221,809
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                                              471    5,151,629    489,362      25,802     2,549,179
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                              $     521  $ 8,690,285  $ 559,489  $  941,651   $ 3,203,632
===================================================================================================================================

ACCUMULATION UNIT ACTIVITY

Units outstanding at beginning of year                                        --    3,425,239    347,986      19,710     1,403,948
Contract purchase payments                                                    --    2,025,283     32,730     901,199       222,645
Net transfers(1)                                                              --       35,019      5,920      20,563       (26,920)
Contract terminations:
   Surrender benefits and contract charges                                    --      (74,966)    (3,648)     (8,876)      (28,645)
   Death benefits                                                             --           --         --          --            --
-----------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                                              --    5,410,575    382,988     932,596     1,571,028
===================================================================================================================================

See accompanying notes to financial statements.



106 - RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                 SEGREGATED ASSET SUBACCOUNTS
                                                            -----------------------------------------------------------------------
                                                             FID VIP   FTVIPT FRANK    FTVIPT FRANK    FTVIPT FRANK   FTVIPT FRANK
                                                            OVERSEAS,    INC SEC,    GLOBAL REAL EST,   RISING DIVD,   SM CAP VAL,
YEAR ENDED DEC. 31, 2005 (CONTINUED)                        SERV CL 2      CL 2            CL 2             CL 2          CL 2
OPERATIONS

Investment income (loss) -- net                             $  (6,119) $          7  $            427  $         (11) $     (3,039)
Net realized gain (loss) on sales of investments                5,834            (1)            5,691              1         3,145
Distributions from capital gains                                3,334             1            20,138              3         3,431
Net change in unrealized appreciation or depreciation of
investments                                                   130,137           (38)           13,450            133        36,878
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                    133,186           (31)           39,706            126        40,415
===================================================================================================================================

CONTRACT TRANSACTIONS

Contract purchase payments                                    167,863         1,289             2,071          2,697        16,642
Net transfers(1)                                              (12,217)           --            44,346             --        21,246
Contract terminations:
   Surrender benefits and contract charges                    (23,054)           --            (6,725)            --       (12,821)
   Death benefits                                                  --            --                --             --            --
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions                132,592         1,289            39,692          2,697        25,067
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                               610,719           463           279,973            462       523,317
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                   $ 876,497  $      1,721  $        359,371  $       3,285  $    588,799
===================================================================================================================================

ACCUMULATION UNIT ACTIVITY

Units outstanding at beginning of year                        350,801            --           158,198             --       289,321
Contract purchase payments                                    124,892         1,217             1,090          2,680         8,999
Net transfers(1)                                               (8,461)           --            25,953             --        11,846
Contract terminations:
   Surrender benefits and contract charges                    (12,807)           --            (3,683)            --        (6,925)
   Death benefits                                                  --            --                --             --            --
-----------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                              454,425         1,217           181,558          2,680       303,241
===================================================================================================================================

See accompanying notes to financial statements.



RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2 - 107

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                     SEGREGATED ASSET SUBACCOUNTS
                                                           -------------------------------------------------------------------------
                                                           FTVIPT FRANK       FTVIPT         FTVIPT         FTVIPT        FTVIPT
                                                            SM MID CAP    MUTUAL SHARES     TEMP FOR     TEMP GLOBAL     TEMP GRO
YEAR ENDED DEC. 31, 2005 (CONTINUED)                        GRO, CL 2       SEC, CL 2      SEC, CL 2      INC, CL 2      SEC, CL 2
OPERATIONS

Investment income (loss) -- net                            $    (13,094)  $     (17,927)  $      (930)   $     8,085    $         2
Net realized gain (loss) on sales of investments                  3,947          16,301         2,393           (568)            --
Distributions from capital gains                                     --          13,903            --             --             --
Net change in unrealized appreciation or depreciation of
investments                                                      51,693         361,821        44,742        (11,026)            24
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                       42,546         374,098        46,205         (3,509)            26
====================================================================================================================================

CONTRACT TRANSACTIONS

Contract purchase payments                                      145,821         149,889        40,359        385,252             --
Net transfers(1)                                                 (2,689)        175,548        26,340         11,536             (2)
Contract terminations:
   Surrender benefits and contract charges                       (8,303)        (93,133)       (3,969)        (3,720)            --
   Death benefits                                                    --              --            --             --             --
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions                  134,829         232,304        62,730        393,068             (2)
------------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                                 879,741       3,866,322       480,498         15,169            311
------------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                  $  1,057,116   $   4,472,724   $   589,433    $   404,728    $       335
====================================================================================================================================

ACCUMULATION UNIT ACTIVITY

Units outstanding at beginning of year                          545,374       2,737,481       284,821         14,061             --
Contract purchase payments                                      101,073         106,568        23,423        382,344             --
Net transfers(1)                                                 (2,860)        122,354        15,658         11,600             --
Contract terminations:
   Surrender benefits and contract charges                       (5,285)        (63,914)       (2,301)        (3,243)            --
   Death benefits                                                    --              --            --             --             --
------------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                                638,302       2,902,489       321,601        404,762             --
====================================================================================================================================

See accompanying notes to financial statements.



108 - RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                SEGREGATED ASSET SUBACCOUNTS
                                                           -------------------------------------------------------------------------
                                                              GS VIT                     JANUS ASPEN         MFS            MFS
                                                           MID CAP VAL,    JANUS ASPEN    WORLD GRO,   INV GRO STOCK,     NEW DIS,
YEAR ENDED DEC. 31, 2005 (CONTINUED)                           INST         BAL, INST       INST          SERV CL         SERV CL
OPERATIONS

Investment income (loss) -- net                            $       (488)   $    27,386   $      (165)    $   (3,611)     $   (3,173)
Net realized gain (loss) on sales of investments                    849          1,814       (48,331)         1,552             614
Distributions from capital gains                                 59,791             --            --             --              --
Net change in unrealized appreciation or depreciation of
investments                                                     (25,827)       172,883        69,461         12,262          13,489
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                       34,325        202,083        20,965         10,203          10,930
====================================================================================================================================

CONTRACT TRANSACTIONS

Contract purchase payments                                      654,189            120           120          6,795          13,275
Net transfers(1)                                                 (3,038)      (187,356)      (23,669)        (2,587)          4,621
Contract terminations:
   Surrender benefits and contract charges                       (3,781)      (275,609)      (59,952)       (12,863)         (2,764)
   Death benefits                                                    --       (116,030)      (11,479)            --              --
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions                  647,370       (578,875)      (94,980)        (8,655)         15,132
------------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                                  33,856      3,574,991       599,984        345,475         251,330
------------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                  $    715,551    $ 3,198,199   $   525,969     $  347,023      $  277,392
====================================================================================================================================

ACCUMULATION UNIT ACTIVITY

Units outstanding at beginning of year                           31,955      2,463,791       557,604        255,290         170,405
Contract purchase payments                                      588,991             85           114          6,682           9,482
Net transfers(1)                                                 (2,753)      (125,714)      (22,413)        (3,368)          3,419
Contract terminations:
   Surrender benefits and contract charges                       (2,806)      (188,056)      (56,570)        (9,579)         (1,939)
   Death benefits                                                    --        (79,579)      (10,582)            --              --
------------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                                615,387      2,070,527       468,153        249,025         181,367
====================================================================================================================================

See accompanying notes to financial statements.



RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2 - 109

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                 SEGREGATED ASSET SUBACCOUNTS
                                                           -----------------------------------------------------------------------
                                                               MFS             MFS
                                                           TOTAL RETURN,    UTILITIES,      OPCAP          OPCAP          OPCAP
YEAR ENDED DEC. 31, 2005 (CONTINUED)                         SERV CL         SERV CL          EQ          MANAGED        SM CAP
OPERATIONS

Investment income (loss) -- net                            $      19,619   $      (727)  $    (1,278)  $      (1,136)  $   (2,890)
Net realized gain (loss) on sales of investments                   4,602         8,379         1,773           4,923        4,628
Distributions from capital gains                                 135,171            --            --          30,005       28,800
Net change in unrealized appreciation or depreciation of
investments                                                     (116,321)        7,628         6,189          (1,533)     (35,660)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                        43,071        15,280         6,684          32,259       (5,122)
==================================================================================================================================

CONTRACT TRANSACTIONS

Contract purchase payments                                        44,921         1,572           120             120          120
Net transfers(1)                                                  64,837        (3,908)        7,502          55,781        4,472
Contract terminations:
   Surrender benefits and contract charges                       (59,784)       (5,247)      (15,535)       (203,754)     (21,363)
   Death benefits                                                (55,804)           --            --          (6,714)          --
----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions                    (5,830)       (7,583)       (7,913)       (154,567)     (16,771)
----------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                                3,379,937        97,745       131,805         906,128      228,690
----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                  $   3,417,178   $   105,442   $   130,576   $     783,820   $  206,797
==================================================================================================================================

ACCUMULATION UNIT ACTIVITY

Units outstanding at beginning of year                         2,627,700        56,839       117,581         736,312      120,515
Contract purchase payments                                        36,509           870           109              98           71
Net transfers(1)                                                  49,553        (1,647)        6,471          45,669        2,111
Contract terminations:
   Surrender benefits and contract charges                       (46,401)       (2,830)      (13,805)       (163,231)     (12,149)
   Death benefits                                                (43,367)           --            --          (5,328)          --
----------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                               2,623,994        53,232       110,356         613,520      110,548
==================================================================================================================================

See accompanying notes to financial statements.



110 - RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                 SEGREGATED ASSET SUBACCOUNTS
                                                           ------------------------------------------------------------------------
                                                             OPPEN           OPPEN           OPPEN          OPPEN         OPPEN
                                                            CAP APPR      CAP APPR VA,   GLOBAL SEC VA,     HI INC      HI INC VA,
YEAR ENDED DEC. 31, 2005 (CONTINUED)                           VA            SERV            SERV             VA           SERV
OPERATIONS

Investment income (loss) -- net                            $    (3,200)   $    (18,462)  $       (2,193)  $    18,164   $   10,005
Net realized gain (loss) on sales of investments               (10,320)         13,758            2,887        (5,716)         720
Distributions from capital gains                                    --              --               --            --           --
Net change in unrealized appreciation or depreciation of
investments                                                     37,572         128,031           56,512       (10,169)      (9,009)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                      24,052         123,327           57,206         2,279        1,716
===================================================================================================================================

CONTRACT TRANSACTIONS

Contract purchase payments                                         120         990,919           32,751           360        2,770
Net transfers(1)                                                (5,137)         23,155            2,075        (3,444)      22,106
Contract terminations:
   Surrender benefits and contract charges                     (58,596)        (65,920)          (9,008)      (21,807)     (21,919)
   Death benefits                                              (17,241)        (57,171)              --            --           --
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions                 (80,854)        890,983           25,818       (24,891)       2,957
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                                775,934       2,477,148          429,438       345,064      219,759
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                  $   719,132    $  3,491,458   $      512,462   $   322,452   $  224,432
===================================================================================================================================

ACCUMULATION UNIT ACTIVITY

Units outstanding at beginning of year                         585,865       1,746,415          237,026       266,402      173,501
Contract purchase payments                                          94         793,660           17,754           282        2,195
Net transfers(1)                                                (3,512)         15,578            1,365        (3,094)      17,459
Contract terminations:
   Surrender benefits and contract charges                     (44,661)        (46,249)          (4,898)      (16,865)     (17,302)
   Death benefits                                              (13,862)        (39,140)              --            --           --
-----------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                               523,924       2,470,264          251,247       246,725      175,853
===================================================================================================================================

See accompanying notes to financial statements.



RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2 - 111

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                     SEGREGATED ASSET SUBACCOUNTS
                                                                  ------------------------------------------------------------------
                                                                      OPPEN          OPPEN         PUT VT      PUT VT      PUT VT
                                                                   MAIN ST SM      STRATEGIC      DIV INC,    DIV INC,   GRO & INC,
YEAR ENDED DEC. 31, 2005 (CONTINUED)                              CAP VA, SERV   BOND VA, SERV     CL IA       CL IB       CL IA
OPERATIONS

Investment income (loss) -- net                                   $    (28,917)  $     111,148   $  18,482   $  31,418   $    4,480
Net realized gain (loss) on sales of investments                        16,979           4,267     (18,203)     (2,392)      (7,025)
Distributions from capital gains                                        52,633              --          --          --           --
Net change in unrealized appreciation or depreciation of
investments                                                            131,409         (61,652)      4,292     (20,674)      21,318
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations        172,104          53,763       4,571       8,352       18,773
====================================================================================================================================

CONTRACT TRANSACTIONS

Contract purchase payments                                             276,766       1,067,120          --         780           --
Net transfers(1)                                                        54,802         451,222      (9,395)     (4,062)      68,814
Contract terminations:
   Surrender benefits and contract charges                             (50,624)       (148,745)   (154,693)    (71,085)    (339,143)
   Death benefits                                                      (28,084)             --      (1,803)         --       (6,288)
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions                         252,860       1,369,597    (165,891)    (74,367)    (276,617)
------------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                                      2,002,697       3,547,718     321,745     566,353      740,243
------------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                         $  2,427,661   $   4,971,078   $ 160,425   $ 500,338   $  482,399
====================================================================================================================================

ACCUMULATION UNIT ACTIVITY

Units outstanding at beginning of year                               1,114,347       2,943,778     239,782     412,027      557,896
Contract purchase payments                                             222,201         952,951          --         572           --
Net transfers(1)                                                        38,768         372,642      (6,945)     (2,898)      51,319
Contract terminations:
   Surrender benefits and contract charges                             (28,098)       (122,887)   (114,063)    (51,495)    (255,021)
   Death benefits                                                      (14,938)             --      (1,346)         --       (4,669)
------------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                                     1,332,280       4,146,484     117,428     358,206      349,525
====================================================================================================================================

See accompanying notes to financial statements.



112 - RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                     SEGREGATED ASSET SUBACCOUNTS
                                                                  ------------------------------------------------------------------
                                                                     PUT VT         PUT VT         PUT VT      PUT VT       PUT VT
                                                                   GRO & INC,   HLTH SCIENCES,    HI YIELD,   HI YIELD,    INTL EQ,
YEAR ENDED DEC. 31, 2005 (CONTINUED)                                 CL IB          CL IB          CL IA       CL IB        CL IB
OPERATIONS

Investment income (loss) -- net                                   $     3,589      $    (15)     $   25,745   $  17,892   $     314
Net realized gain (loss) on sales of investments                        3,686             1         (56,066)     (5,917)        966
Distributions from capital gains                                           --            --              --          --          --
Net change in unrealized appreciation or depreciation of
investments                                                            41,431           151          35,446      (7,641)     15,779
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations        48,706           137           5,125       4,334      17,059
====================================================================================================================================

CONTRACT TRANSACTIONS

Contract purchase payments                                                180         2,699              --         360       1,800
Net transfers(1)                                                      (92,373)           --         (11,979)     (2,598)      1,311
Contract terminations:
   Surrender benefits and contract charges                           (168,879)           --        (141,195)    (25,006)       (879)
   Death benefits                                                     (40,361)           --         (12,349)         --          --
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions                       (301,433)        2,699        (165,523)    (27,244)      2,232
------------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                                     1,549,162           312         372,668     275,280     154,923
------------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                         $ 1,296,435      $  3,148      $  212,270   $ 252,370   $ 174,214
====================================================================================================================================

ACCUMULATION UNIT ACTIVITY

Units outstanding at beginning of year                              1,331,870            --         304,092     207,077      96,774
Contract purchase payments                                                161         2,411              --         275       1,129
Net transfers(1)                                                      (78,977)           --          (9,708)     (1,910)        820
Contract terminations:
   Surrender benefits and contract charges                           (148,368)           --        (114,758)    (18,711)       (541)
   Death benefits                                                     (34,872)           --          (9,856)         --          --
------------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                                    1,069,814         2,411         169,770     186,731      98,182
====================================================================================================================================

See accompanying notes to financial statements.



RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2 - 113

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                        SEGREGATED ASSET SUBACCOUNTS
                                                                        ------------------------------------------------------------
                                                                          PUT VT     PUT VT       PUT VT       PUT VT      PUT VT
                                                                         NEW OPP,   RESEARCH,   SM CAP VAL,    VISTA,     VOYAGER,
YEAR ENDED DEC. 31, 2005 (CONTINUED)                                      CL IA       CL IB        CL IB       CL IB       CL IB
OPERATIONS

Investment income (loss) -- net                                         $  (1,718)  $      --   $       (15)  $   (420)  $   (6,171)
Net realized gain (loss) on sales of investments                          (46,384)          2             1        124      (97,788)
Distributions from capital gains                                               --          --            27         --           --
Net change in unrealized appreciation or depreciation of investments       60,246          20            60      3,307      138,161
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations            12,144          22            73      3,011       34,202
====================================================================================================================================

CONTRACT TRANSACTIONS

Contract purchase payments                                                     --          --         2,696         --          120
Net transfers(1)                                                           (5,361)         (7)           --         (5)     (46,296)
Contract terminations:
   Surrender benefits and contract charges                                (83,165)         --            --       (142)     (66,379)
   Death benefits                                                              --          --            --         --      (17,250)
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions                            (88,526)         (7)        2,696       (147)    (129,805)
------------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                                           219,309         532           472     28,603      933,481
------------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                               $ 142,927   $     547   $     3,241   $ 31,467   $  837,878
====================================================================================================================================

ACCUMULATION UNIT ACTIVITY

Units outstanding at beginning of year                                    205,758          --            --     17,656      882,665
Contract purchase payments                                                     --          --         2,458         --          120
Net transfers(1)                                                           (4,680)         --            --         --      (43,168)
Contract terminations:
   Surrender benefits and contract charges                                (77,795)         --            --        (85)     (63,391)
   Death benefits                                                              --          --            --         --      (16,029)
------------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                                          123,283          --         2,458     17,571      760,197
====================================================================================================================================

See accompanying notes to financial statements.



114 - RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                     SEGREGATED ASSET SUBACCOUNTS
                                                                   -----------------------------------------------------------------
                                                                     RVS VP       RVS VP        RVS VP         RVS VP       RVS VP
YEAR ENDED DEC. 31, 2005 (CONTINUED)                                   BAL       CASH MGMT     DIV BOND      DIV EQ INC   EMER MKTS
OPERATIONS

Investment income (loss) -- net                                    $    18,958   $   10,915   $    35,912   $     3,279   $  (2,663)
Net realized gain (loss) on sales of investments                       (60,435)          --        (5,129)        2,832       2,979
Distributions from capital gains                                        43,142           --            --        50,852      23,747
Net change in unrealized appreciation or depreciation of
investments                                                             33,208           --       (19,172)       39,897      68,170
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations         34,873       10,915        11,611        96,860      92,233
====================================================================================================================================

CONTRACT TRANSACTIONS

Contract purchase payments                                                 120      324,971        14,439     1,221,650     521,689
Net transfers(1)                                                      (117,383)     309,105        69,202       (16,272)    (21,310)
Contract terminations:
   Surrender benefits and contract charges                            (473,891)    (125,480)     (217,765)      (11,525)     (3,477)
   Death benefits                                                      (40,406)          --        (1,735)           --          --
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions                        (631,560)     508,596      (135,859)    1,193,853     496,902
------------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                                      1,958,281      383,416     1,546,292       322,226      26,014
------------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                          $ 1,361,594   $  902,927   $ 1,422,044   $ 1,612,939   $ 615,149
====================================================================================================================================

ACCUMULATION UNIT ACTIVITY

Units outstanding at beginning of year                               1,723,941      377,586     1,384,964       179,355      23,755
Contract purchase payments                                                 108      324,985        13,774       853,745     426,041
Net transfers(1)                                                      (103,483)     283,754        60,845        (9,429)    (16,672)
Contract terminations:
   Surrender benefits and contract charges                            (416,191)    (114,257)     (183,441)       (4,124)     (2,329)
   Death benefits                                                      (34,730)          --        (1,475)           --          --
------------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                                     1,169,645      872,068     1,274,667     1,019,547     430,795
====================================================================================================================================

See accompanying notes to financial statements.



RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2 - 115

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                      SEGREGATED ASSET SUBACCOUNTS
                                                                      -------------------------------------------------------------
                                                                        RVS VP        RVS VP       RVS VP     RVS VP       RVS VP
YEAR ENDED DEC. 31, 2005 (CONTINUED)                                     GRO      HI YIELD BOND   INC OPP    INTL OPP    LG CAP EQ
OPERATIONS

Investment income (loss) -- net                                       $    (463)    $   3,162     $   274   $      (55)  $  (1,964)
Net realized gain (loss) on sales of investments                            262            44          (2)      (8,714)    (62,885)
Distributions from capital gains                                             --            --          28           --          --
Net change in unrealized appreciation or depreciation of investments      5,118          (450)       (175)      25,877     115,049
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations           4,917         2,756         125       17,108      50,200
===================================================================================================================================

CONTRACT TRANSACTIONS

Contract purchase payments                                                3,000       163,083          --          120     495,223
Net transfers(1)                                                         18,896        (1,894)        (13)     (12,557)      5,506
Contract terminations:
   Surrender benefits and contract charges                               (1,938)       (5,240)         --      (32,637)   (172,150)
   Death benefits                                                            --            --          --           --          --
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions                           19,958       155,949         (13)     (45,074)    328,579
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                                          43,973         7,188       6,038      178,820     578,166
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                             $  68,848     $ 165,893     $ 6,150   $  150,854   $ 956,945
===================================================================================================================================

ACCUMULATION UNIT ACTIVITY

Units outstanding at beginning of year                                   32,508         1,123          --      182,249     567,909
Contract purchase payments                                                2,319       159,878          --          125     486,627
Net transfers(1)                                                         14,146        (1,829)         --      (12,594)      5,212
Contract terminations:
   Surrender benefits and contract charges                               (1,388)       (2,068)         --      (32,961)   (167,697)
   Death benefits                                                            --            --          --           --          --
-----------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                                         47,585       157,104          --      136,819     892,051
===================================================================================================================================

See accompanying notes to financial statements.



116 - RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                SEGREGATED ASSET SUBACCOUNTS
                                                            --------------------------------------------------------------------
                                                              RVS VP       RVS VP         RVS VP       RVS VP         RVS VP
YEAR ENDED DEC. 31, 2005 (CONTINUED)                        LG CAP VAL   MID CAP GRO     S&P 500     SELECT VAL   SHORT DURATION
OPERATIONS

Investment income (loss) -- net                             $        1     $    --     $     2,447   $        1    $    18,929
Net realized gain (loss) on sales of investments                   162          --           7,958           --         (1,223)
Distributions from capital gains                                     8          18           4,390            5             --
Net change in unrealized appreciation or depreciation of
investments                                                          1          14          40,686           (5)       (13,475)
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                         172          32          55,481            1          4,231
================================================================================================================================

CONTRACT TRANSACTIONS

Contract purchase payments                                       3,354          --          52,745           --        242,790
Net transfers(1)                                                (3,516)         (3)         73,153           (3)        66,642
Contract terminations:
   Surrender benefits and contract charges                          --          --         (74,606)          --        (51,598)
   Death benefits                                                   --          --              --           --             --
--------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions                    (162)         (3)         51,292           (3)       257,834
--------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                                    311         312       1,693,027          312        991,739
--------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                   $      321     $   341     $ 1,799,800   $      310    $ 1,253,804
================================================================================================================================

ACCUMULATION UNIT ACTIVITY

Units outstanding at beginning of year                              --          --       1,169,344           --        997,243
Contract purchase payments                                       3,327          --          36,852           --        246,196
Net transfers(1)                                                (3,327)         --          55,428           --         67,451
Contract terminations:
   Surrender benefits and contract charges                          --          --         (51,731)          --        (49,887)
   Death benefits                                                   --          --              --           --             --
--------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                                    --          --       1,209,893           --      1,261,003
================================================================================================================================

See accompanying notes to financial statements.



RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2 - 117

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                 SEGREGATED ASSET SUBACCOUNTS
                                                            ----------------------------------------------------------------------
                                                                            VANK LIT       VANK UIF
                                                               RVS VP      COMSTOCK,    U.S. REAL EST,     WANGER        WANGER
YEAR ENDED DEC. 31, 2005 (CONTINUED)                         SM CAP VAL      CL II           CL II       INTL SM CAP   U.S. SM CO
OPERATIONS

Investment income (loss) -- net                             $    (5,151)  $    (7,441)   $      (128)     $  (2,870)   $   (2,911)
Net realized gain (loss) on sales of investments                  1,089          (110)           585          1,735         1,136
Distributions from capital gains                                 59,671        12,970            625             --            --
Net change in unrealized appreciation or depreciation of
investments                                                     (14,081)       54,469          5,271         79,233        30,246
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                       41,528        59,888          6,353         78,098        28,471
==================================================================================================================================

CONTRACT TRANSACTIONS

Contract purchase payments                                      841,619     1,875,716         44,662        711,305       462,026
Net transfers(1)                                                 11,807        15,090          5,153         (6,702)       (5,468)
Contract terminations:
   Surrender benefits and contract charges                      (10,067)      (10,866)          (417)        (5,102)       (3,529)
   Death benefits                                                    --            --             --             --            --
----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions                  843,359     1,879,940         49,398        699,501       453,029
----------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                                 123,598        90,029          1,903         38,668        23,997
----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                   $ 1,008,485   $ 2,029,857    $    57,654      $ 816,267    $  505,497
==================================================================================================================================

ACCUMULATION UNIT ACTIVITY

Units outstanding at beginning of year                           75,454        87,059          1,349         35,038        22,483
Contract purchase payments                                      622,676     1,825,841         41,257        601,033       427,949
Net transfers(1)                                                  7,629        14,881          4,787         (5,135)       (4,886)
Contract terminations:
   Surrender benefits and contract charges                       (5,424)       (9,968)          (121)        (3,486)       (2,517)
   Death benefits                                                    --            --             --             --            --
----------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                                700,335     1,917,813         47,272        627,450       443,029
==================================================================================================================================

(1) Includes transfer activity from (to) other subaccounts and transfers from (to) RiverSource Life of NY's fixed account.

See accompanying notes to financial statements.



118 - RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

On Dec. 31, 2006, American Centurion Life Assurance Company merged into an affiliate company, IDS Life Insurance Company of New York (IDS Life of New
York). At that time, IDS Life of New York changed its name to RiverSource Life Insurance Co. of New York (RiverSource Life of NY). This merger helped simplify the overall corporate structure because the two life insurance companies were consolidated into one. This consolidation and renaming did not have any adverse effect on the features or benefits of your contract.

RiverSource of New York Variable Annuity Account 2 (previously ACL Variable Annuity Account 2) (the Account) was established under New York law and the subaccounts are registered together as a single unit investment trust of RiverSource Life of NY under the Investment Company Act of 1940, as amended (the 1940 Act) and exists in accordance with the rules and regulations of the New York State Insurance Department.

The Account is used as a funding vehicle for individual variable annuity contracts issued by RiverSource Life of NY. The following is a list of each variable annuity product funded through the Account.

RiverSource(R) Endeavor Select Variable Annuity (Endeavor Select)
RiverSource(R) Innovations Variable Annuity (Innovations)
RiverSource(R) Innovations Select Variable Annuity (Innovations Select) RiverSource(R) Personal Portfolio Variable Annuity (previously American
 Centurion Life ACL Personal Portfolio Variable Annuity) (Personal Portfolio)* RiverSource(R) Personal Portfolio Plus 2 Variable Annuity (previously American
 Centurion Life ACL Personal Portfolio Plus 2 Variable Annuity) (Port Plus 2)*

* New contracts are no longer being issued for this product. As a result, an annual contract prospectus and statement of additional information are no longer distributed. An annual report for this product is distributed to all current contract holders.

The Account is comprised of various subaccounts. Each subaccount invests exclusively in shares of the following funds or portfolios (collectively, the Funds), which are registered under the 1940 Act as open-end management investment companies. The name of each Fund and the corresponding subaccount name are provided below.

SUBACCOUNT                           FUND
------------------------------------------------------------------------------------------------------------------------------------
AIM VI Basic Val, Ser II             AIM V.I. Basic Value Fund, Series II Shares
AIM VI Cap Dev, Ser II               AIM V.I. Capital Development Fund, Series II Shares
AIM VI Core Eq, Ser I                AIM V.I. Core Equity Fund, Series I Shares(1)
AIM VI Core Eq, Ser II               AIM V.I. Core Equity Fund, Series II Shares(2)
AIM VI Intl Gro, Ser I               AIM V.I. International Growth Fund, Series I Shares
AIM VI Mid Cap Core Eq, Ser II       AIM V.I. Mid Cap Core Equity Fund, Series II Shares
AB VPS Bal Shares, Cl B              AllianceBernstein VPS Balanced Shares Portfolio (Class B)
AB VPS Global Tech, Cl B             AllianceBernstein VPS Global Technology Portfolio (Class B)
AB VPS Gro & Inc, Cl B               AllianceBernstein VPS Growth and Income Portfolio (Class B)
AB VPS Intl Val, Cl B                AllianceBernstein VPS International Value Portfolio (Class B)
AB VPS Lg Cap Gro, Cl B              AllianceBernstein VPS Large Cap Growth Portfolio (Class B)
AC VP Inc & Gro, Cl I                American Century VP Income & Growth, Class I
AC VP Inflation Prot, Cl II          American Century VP Inflation Protection, Class II
AC VP Intl, Cl II                    American Century VP International, Class II
AC VP Ultra, Cl II                   American Century VP Ultra(R), Class II
AC VP Val, Cl I                      American Century VP Value, Class I
AC VP Val, Cl II                     American Century VP Value, Class II
Col Hi Yield, VS Cl B                Columbia High Yield Fund, Variable Series, Class B(3)
Col Sm Cap Val, VS Cl B              Columbia Small Cap Value Fund, Variable Series, Class B
Drey IP MidCap Stock, Serv           Dreyfus Investment Portfolios MidCap Stock Portfolio, Service Shares
Drey IP Tech Gro, Serv               Dreyfus Investment Portfolios Technology Growth Portfolio, Service Shares
Drey VIF Appr, Serv                  Dreyfus Variable Investment Fund Appreciation Portfolio, Service Shares
Drey VIF Intl Val, Serv              Dreyfus Variable Investment Fund International Value Portfolio, Service Shares
Fid VIP Contrafund, Serv Cl 2        Fidelity(R) VIP Contrafund(R) Portfolio Service Class 2
Fid VIP Gro, Serv Cl 2               Fidelity(R) VIP Growth Portfolio Service Class 2
Fid VIP Invest Gr, Serv Cl 2         Fidelity(R) VIP Investment Grade Bond Portfolio Service Class 2
Fid VIP Mid Cap, Serv Cl 2           Fidelity(R) VIP Mid Cap Portfolio Service Class 2
Fid VIP Overseas, Serv Cl 2          Fidelity(R) VIP Overseas Portfolio Service Class 2
FTVIPT Frank Inc Sec, Cl 2           FTVIPT Franklin Income Securities Fund - Class 2
FTVIPT Frank Global Real Est, Cl 2   FTVIPT Franklin Global Real Estate Securities Fund - Class 2 (previously FTVIPT Franklin Real
FTVIPT Frank Rising Divd, Cl 2       Estate Fund - Class 2)
FTVIPT Frank Sm Cap Val, Cl 2        FTVIPT Franklin Rising Dividends Securities Fund - Class 2
FTVIPT Frank Sm Mid Cap Gro, Cl 2    FTVIPT Franklin Small Cap Value Securities Fund - Class 2
                                     FTVIPT Franklin Small-Mid Cap Growth Securities Fund - Class 2
------------------------------------------------------------------------------------------------------------------------------------



RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2 - 119

SUBACCOUNT                           FUND
------------------------------------------------------------------------------------------------------------------------------------
FTVIPT Mutual Shares Sec, Cl 2       FTVIPT Mutual Shares Securities Fund - Class 2
FTVIPT Temp For Sec, Cl 2            FTVIPT Templeton Foreign Securities Fund - Class 2
FTVIPT Temp Global Inc, Cl 2         FTVIPT Templeton Global Income Securities Fund - Class 2
FTVIPT Temp Gro Sec, Cl 2            FTVIPT Templeton Growth Securities Fund - Class 2
GS VIT Mid Cap Val, Inst             Goldman Sachs VIT Mid Cap Value Fund - Institutional Shares
Janus Aspen Bal, Inst                Janus Aspen Series Balanced Portfolio: Institutional Shares
Janus Aspen World Gro, Inst          Janus Aspen Series Worldwide Growth Portfolio: Institutional Shares
MFS Inv Gro Stock, Serv Cl           MFS(R) Investors Growth Stock Series - Service Class
MFS New Dis, Serv Cl                 MFS(R) New Discovery Series - Service Class
MFS Total Return, Serv Cl            MFS(R) Total Return Series - Service Class
MFS Utilities, Serv Cl               MFS(R) Utilities Series - Service Class
OpCap Eq                             OpCap Equity Portfolio
OpCap Managed                        OpCap Managed Portfolio
OpCap Sm Cap                         OpCap Small Cap Portfolio
Oppen Cap Appr VA                    Oppenheimer Capital Appreciation Fund/VA
Oppen Cap Appr VA, Serv              Oppenheimer Capital Appreciation Fund/VA, Service Shares
Oppen Global Sec VA, Serv            Oppenheimer Global Securities Fund/VA, Service Shares
Oppen Hi Inc VA                      Oppenheimer High Income Fund/VA
Oppen Hi Inc VA, Serv                Oppenheimer High Income Fund/VA, Service Shares
Oppen Main St Sm Cap VA, Serv        Oppenheimer Main Street Small Cap Fund/VA, Service Shares
Oppen Strategic Bond VA, Serv        Oppenheimer Strategic Bond Fund/VA, Service Shares
Put VT Div Inc, Cl IA                Putnam VT Diversified Income Fund - Class IA Shares
Put VT Div Inc, Cl IB                Putnam VT Diversified Income Fund - Class IB Shares
Put VT Gro & Inc, Cl IA              Putnam VT Growth and Income Fund - Class IA Shares
Put VT Gro & Inc, Cl IB              Putnam VT Growth and Income Fund - Class IB Shares
Put VT Hlth Sciences, Cl IB          Putnam VT Health Sciences Fund - Class IB Shares
Put VT Hi Yield, Cl IA               Putnam VT High Yield Fund - Class IA Shares
Put VT Hi Yield, Cl IB               Putnam VT High Yield Fund - Class IB Shares
Put VT Intl Eq, Cl IB                Putnam VT International Equity Fund - Class IB Shares
Put VT New Opp, Cl IA                Putnam VT New Opportunities Fund - Class IA Shares
Put VT Research, Cl IB               Putnam VT Research Fund - Class IB Shares
Put VT Sm Cap Val, Cl IB             Putnam VT Small Cap Value Fund - Class IB Shares
Put VT Vista, Cl IB                  Putnam VT Vista Fund - Class IB Shares
Put VT Voyager, Cl IB                Putnam VT Voyager Fund - Class IB Shares
RVS VP Bal                           RiverSource(R) Variable Portfolio - Balanced Fund
RVS VP Cash Mgmt                     RiverSource(R) Variable Portfolio - Cash Management Fund
RVS VP Div Bond                      RiverSource(R) Variable Portfolio - Diversified Bond Fund
RVS VP Div Eq Inc                    RiverSource(R) Variable Portfolio - Diversified Equity Income Fund
RVS VP Emer Mkts                     RiverSource(R) Variable Portfolio - Emerging Markets Fund
RVS VP Global Inflation Prot Sec     RiverSource(R) Variable Portfolio - Global Inflation Protected Securities Fund
RVS VP Gro                           RiverSource(R) Variable Portfolio - Growth Fund
RVS VP Hi Yield Bond                 RiverSource(R) Variable Portfolio - High Yield Bond Fund
RVS VP Inc Opp                       RiverSource(R) Variable Portfolio - Income Opportunities Fund
RVS VP Intl Opp                      RiverSource(R) Variable Portfolio - International Opportunity Fund
RVS VP Lg Cap Eq                     RiverSource(R) Variable Portfolio - Large Cap Equity Fund(4)
RVS VP Lg Cap Val                    RiverSource(R) Variable Portfolio - Large Cap Value Fund
RVS VP Mid Cap Gro                   RiverSource(R) Variable Portfolio - Mid Cap Growth Fund(5)
RVS VP S&P 500                       RiverSource(R) Variable Portfolio - S&P 500 Index Fund
RVS VP Select Val                    RiverSource(R) Variable Portfolio - Select Value Fund
RVS VP Short Duration                RiverSource(R) Variable Portfolio - Short Duration U.S. Government Fund
RVS VP Sm Cap Val                    RiverSource(R) Variable Portfolio - Small Cap Value Fund
VanK LIT Comstock, Cl II             Van Kampen Life Investment Trust Comstock Portfolio, Class II Shares
VanK UIF U.S. Real Est, Cl II        Van Kampen UIF U.S. Real Estate Portfolio, Class II Shares
Wanger Intl Sm Cap                   Wanger International Small Cap
Wanger U.S. Sm Co                    Wanger U.S. Smaller Companies
------------------------------------------------------------------------------------------------------------------------------------

(1)   AIM V.I. Premier Equity Fund, Series I Shares merged into AIM V.I. Core
      Equity Fund, Series I Shares on April 28, 2006.

(2)   AIM V.I. Premier Equity Fund, Series II Shares merged into AIM V.I. Core
      Equity Fund, Series II Shares on April 28, 2006.

(3)   Columbia High Yield Fund, Variable Series, Class B merged into Nations
      High Yield Bond Portfolio on April 28, 2006. On May 1, 2006, Nations
      High Yield Bond Portfolio changed its name to Columbia High Yield Fund,
      Variable Series, Class B.

(4)   RiverSource(R) Variable Portfolio - New Dimensions Fund(R) merged into
      RiverSource(R) Variable Portfolio - Large Cap Equity Fund on March 17,
      2006.

(5)   RiverSource(R) Variable Portfolio - Strategy Aggressive Fund merged into
      RiverSource(R) Variable Portfolio - Mid Cap Growth Fund on March 17,
      2006.

The assets of each subaccount of the Account are not chargeable with liabilities arising out of the business conducted by any other segregated asset account or by RiverSource Life of NY.

RiverSource Life of NY issues the contracts that are distributed by banks and financial institutions either directly or through a network of third-party marketers.



120 - RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

INVESTMENTS IN THE FUNDS

Investments in shares of the Funds are stated at market value which is the net asset value per share as determined by the respective Funds. Investment transactions are accounted for on the date the shares are purchased and sold. Realized gains and losses on the sales of investments are computed using the average cost method. Income from dividends and gains from realized capital gain distributions are reinvested in additional shares of the Funds and are recorded as income by the subaccounts on the ex-dividend date.

Unrealized appreciation or depreciation of investments in the accompanying financial statements represents the subaccounts' share of the Funds' undistributed net investment income, undistributed realized gain or loss and the unrealized appreciation or depreciation on their investment securities.

VARIABLE PAYOUT

Net assets allocated to contracts in the payout period are periodically compared to a computation which uses the Annuity 2000 Basic Mortality Table and which assumes future mortality improvement. The assumed investment return is 5% unless the annuitant elects otherwise, in which case the rate would be 3.5%, as regulated by the laws of the respective states. The mortality risk is fully borne by RiverSource Life of NY and may result in additional amounts being transferred into the variable annuity account by RiverSource Life of NY to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the insurance company.

FEDERAL INCOME TAXES

RiverSource Life of NY is taxed as a life insurance company. The Account is treated as part of RiverSource Life of NY for federal income tax purposes. Under existing federal income tax law, no income taxes are payable with respect to any investment income of the Account to the extent the earnings are credited under the contracts. Based on this, no charge is being made currently to the Account for federal income taxes. RiverSource Life of NY will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

USE OF ESTIMATES

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

3. VARIABLE ACCOUNT EXPENSES

RiverSource Life of NY makes contractual assurances to the Account that possible future adverse changes in administrative expenses and mortality experience of the contract owners and annuitants will not affect the Account.

RiverSource Life of NY deducts a daily mortality and expense risk fee and a daily administrative charge equal, on an annual basis, to the following percent of the average daily net assets of each subaccount.

PRODUCT                     MORTALITY AND EXPENSE RISK FEE                                                   ADMINISTRATIVE CHARGE
------------------------------------------------------------------------------------------------------------------------------------
Endeavor Select             0.90% to 1.55%                                                                         0.15%
                            (depending on the contract and death benefit option selected)
------------------------------------------------------------------------------------------------------------------------------------
Innovations                 0.85% to 1.50%                                                                         0.15%
                            (depending on the contract and death benefit option selected)
------------------------------------------------------------------------------------------------------------------------------------
Innovations Select          0.90% to 1.55%                                                                         0.15%
                            (depending on the contract and death benefit option selected)
------------------------------------------------------------------------------------------------------------------------------------
Personal Portfolio          1.25%                                                                                  0.15%
------------------------------------------------------------------------------------------------------------------------------------
Port Plus 2                 1.25%                                                                                  0.15%
------------------------------------------------------------------------------------------------------------------------------------

4. CONTRACT CHARGES

RiverSource Life of NY deducts a contract administrative charge of $30 to $40 per year depending upon the product selected. This charge reimburses RiverSource Life of NY for expenses incurred in establishing and maintaining the annuity records. Certain products may waive this charge based upon the underlying contract value.

Optional riders are available on certain products and if selected, the related fees are deducted annually from the contract value on the contract anniversary. Additional information can be found in the applicable product's prospectus.



RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2 - 121

5. WITHDRAWAL CHARGES

RiverSource Life of NY may use a withdrawal charge to help it recover certain expenses related to the sale of the annuity. When applicable, a withdrawal charge will apply for a maximum number of years, as depicted in the withdrawal charge schedule included in the applicable product's prospectus. Charges by RiverSource Life of NY for withdrawals are not identified on an individual segregated asset account basis. Such charges are not treated as a separate expense of the subaccounts. They are ultimately deducted from contract withdrawal benefits paid by RiverSource Life of NY.

6. RELATED PARTY TRANSACTIONS

Management fees are paid indirectly to RiverSource Investments, LLC, an affiliate of RiverSource Life of NY, in its capacity as investment manager for the following RiverSource(R) Variable Portfolio Funds shown in the table below. The Fund's Investment Management Services Agreement provides for a fee at a percentage of each Fund's average daily net assets that declines as each Fund's net assets increase. The annual percentage range for each Fund is as follows:

                                                                                    CURRENT PERCENTAGE      PERCENTAGE RANGE
FUND                                                                                      RANGE           PRIOR TO MARCH 1, 2006
------------------------------------------------------------------------------------------------------------------------------------
RiverSource(R) Variable Portfolio - Balanced Fund                                    0.530% to 0.350%        0.630% to 0.550%
RiverSource(R) Variable Portfolio - Cash Management Fund                             0.330% to 0.150%        0.510% to 0.440%
RiverSource(R) Variable Portfolio - Diversified Bond Fund                            0.480% to 0.290%        0.610% to 0.535%
RiverSource(R) Variable Portfolio - Diversified Equity Income Fund                   0.600% to 0.375%        0.560% to 0.470%
RiverSource(R) Variable Portfolio - Emerging Markets Fund                            1.100% to 0.900%        1.170% to 1.095%
RiverSource(R) Variable Portfolio - Global Inflation Protected Securities Fund       0.440% to 0.250%        0.490% to 0.415%
RiverSource(R) Variable Portfolio - Growth Fund                                      0.600% to 0.375%        0.630% to 0.570%
RiverSource(R) Variable Portfolio - High Yield Bond Fund                             0.590% to 0.360%        0.620% to 0.545%
RiverSource(R) Variable Portfolio - Income Opportunities Fund                        0.610% to 0.380%        0.640% to 0.565%
RiverSource(R) Variable Portfolio - International Opportunity Fund                   0.800% to 0.570%        0.870% to 0.795%
RiverSource(R) Variable Portfolio - Large Cap Equity Fund                            0.600% to 0.375%        0.630% to 0.570%
RiverSource(R) Variable Portfolio - Large Cap Value Fund                             0.600% to 0.375%        0.630% to 0.570%
RiverSource(R) Variable Portfolio - Mid Cap Growth Fund                              0.700% to 0.475%        0.650% to 0.560%
RiverSource(R) Variable Portfolio - S&P 500 Index Fund                               0.220% to 0.120%        0.290% to 0.260%
RiverSource(R) Variable Portfolio - Select Value Fund                                0.780% to 0.650%        0.810% to 0.720%
RiverSource(R) Variable Portfolio - Short Duration U.S. Government Fund              0.480% to 0.250%        0.610% to 0.535%
RiverSource(R) Variable Portfolio - Small Cap Value Fund                             0.970% to 0.870%        1.020% to 0.920%
------------------------------------------------------------------------------------------------------------------------------------

For the following Funds the fee may be adjusted upward or downward by a performance incentive adjustment. The adjustment is based on a comparison of the performance of each Fund to an index of similar funds up to a maximum percentage of each Fund's average daily net assets after deducting 0.50% from the performance difference. If the performance difference is less than 0.50%, the adjustment will be zero. The maximum performance incentive adjustment is 0.08% for RiverSource(R) Variable Portfolio - Balanced Fund and is 0.12% for the following Funds:

RiverSource(R) Variable Portfolio - Diversified Equity Income Fund RiverSource(R) Variable Portfolio - Emerging Markets Fund
RiverSource(R) Variable Portfolio - Growth Fund
RiverSource(R) Variable Portfolio - International Opportunity Fund RiverSource(R) Variable Portfolio - Large Cap Equity Fund
RiverSource(R) Variable Portfolio - Large Cap Value Fund
RiverSource(R) Variable Portfolio - Mid Cap Growth Fund
RiverSource(R) Variable Portfolio - Select Value Fund
RiverSource(R) Variable Portfolio - Small Cap Value Fund

Effective March 1, 2006, the Funds entered into a separate transfer agent agreement with RiverSource Service Corporation. The fee under this agreement for all RiverSource(R) Variable Portfolio Funds is an annual rate of 0.06% of average daily net assets. Previously these transfer agent fees were included in the Investment Management Services Agreement. Although the management fee schedules vary by each Fund, this change decreases the management fee rate between 0.03% and 0.15% of average daily net assets.

Effective Jan. 1, 2007, the Funds have an agreement with RiverSource Distributors, Inc. for distribution services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, each Fund pays RiverSource Distributors, Inc. a fee at an annual rate of up to 0.125% of each Fund's average daily net assets. Prior to Jan. 1, 2007, the Funds had an agreement with RiverSource Life Insurance Company (RiverSource Life) for distribution services, and under a Plan and Agreement of Distribution pursuant to Rule 12b-1, each Fund paid RiverSource Life a fee at an annual rate of up to 0.125% of each Fund's average daily net assets.



122 - RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

The following RiverSource(R) Variable Portfolio Funds, as shown in the table below, have an Administrative Services Agreement with Ameriprise Financial, Inc. (Ameriprise Financial). Under this agreement, each Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of each Fund's average daily net assets that declines as each Fund's net assets increase. The annual percentage range for each Fund is as follows:

                                                                                   CURRENT PERCENTAGE         PERCENTAGE RANGE
FUND                                                                                     RANGE              PRIOR TO OCT 1, 2005
------------------------------------------------------------------------------------------------------------------------------------
RiverSource(R) Variable Portfolio - Balanced Fund                                    0.060% to 0.030%          0.040% to 0.020%
RiverSource(R) Variable Portfolio - Cash Management Fund                             0.060% to 0.030%          0.030% to 0.020%
RiverSource(R) Variable Portfolio - Diversified Bond Fund                            0.070% to 0.040%          0.050% to 0.025%
RiverSource(R) Variable Portfolio - Diversified Equity Income Fund                   0.060% to 0.030%          0.040% to 0.020%
RiverSource(R) Variable Portfolio - Emerging Markets Fund                            0.080% to 0.050%          0.100% to 0.050%
RiverSource(R) Variable Portfolio - Global Inflation Protected Securities Fund       0.070% to 0.040%          0.050% to 0.025%
RiverSource(R) Variable Portfolio - Growth Fund                                      0.060% to 0.030%          0.050% to 0.030%
RiverSource(R) Variable Portfolio - High Yield Bond Fund                             0.070% to 0.040%          0.050% to 0.025%
RiverSource(R) Variable Portfolio - Income Opportunities Fund                        0.070% to 0.040%          0.050% to 0.025%
RiverSource(R) Variable Portfolio - International Opportunity Fund                   0.080% to 0.050%          0.060% to 0.035%
RiverSource(R) Variable Portfolio - Large Cap Equity Fund                            0.060% to 0.030%          0.050% to 0.030%
RiverSource(R) Variable Portfolio - Large Cap Value Fund                             0.060% to 0.030%          0.050% to 0.030%
RiverSource(R) Variable Portfolio - Mid Cap Growth Fund                              0.060% to 0.030%          0.060% to 0.030%
RiverSource(R) Variable Portfolio - S&P 500 Index Fund                               0.060% to 0.030%          0.080% to 0.065%
RiverSource(R) Variable Portfolio - Select Value Fund                                0.060% to 0.030%          0.060% to 0.035%
RiverSource(R) Variable Portfolio - Short Duration U.S. Government Fund              0.070% to 0.040%          0.050% to 0.025%
RiverSource(R) Variable Portfolio - Small Cap Value Fund                             0.080% to 0.050%          0.080% to 0.055%
------------------------------------------------------------------------------------------------------------------------------------

The RiverSource(R) Variable Portfolio Funds, as shown in the table above, pay custodian fees to Ameriprise Trust Company, an affiliate of RiverSource Life of NY.

7. INVESTMENT TRANSACTIONS

The subaccounts' purchases of Funds' shares, including reinvestment of dividend distributions, for the year ended Dec. 31, 2006 were as follows:

SUBACCOUNT                            FUND                                                                               PURCHASES
------------------------------------------------------------------------------------------------------------------------------------
AIM VI Basic Val, Ser II              AIM V.I. Basic Value Fund, Series II Shares                                        $   88,379
AIM VI Cap Dev, Ser II                AIM V.I. Capital Development Fund, Series II Shares                                    15,045
AIM VI Core Eq, Ser I                 AIM V.I. Core Equity Fund, Series I Shares                                            459,501
AIM VI Core Eq, Ser II                AIM V.I. Core Equity Fund, Series II Shares                                             7,990
AIM VI Intl Gro, Ser I                AIM V.I. International Growth Fund, Series I Shares                                       869
AIM VI Mid Cap Core Eq, Ser II        AIM V.I. Mid Cap Core Equity Fund, Series II Shares                                    19,377
AB VPS Bal Shares, Cl B               AllianceBernstein VPS Balanced Shares Portfolio (Class B)                              16,181
AB VPS Global Tech, Cl B              AllianceBernstein VPS Global Technology Portfolio (Class B)                               454
AB VPS Gro & Inc, Cl B                AllianceBernstein VPS Growth and Income Portfolio (Class B)                           121,937
AB VPS Intl Val, Cl B                 AllianceBernstein VPS International Value Portfolio (Class B)                       1,272,266
AB VPS Lg Cap Gro, Cl B               AllianceBernstein VPS Large Cap Growth Portfolio (Class B)                             24,985
AC VP Inc & Gro, Cl I                 American Century VP Income & Growth, Class I                                           12,598
AC VP Inflation Prot, Cl II           American Century VP Inflation Protection, Class II                                    719,225
AC VP Intl, Cl II                     American Century VP International, Class II                                               306
AC VP Ultra, Cl II                    American Century VP Ultra(R), Class II                                              2,493,829
AC VP Val, Cl I                       American Century VP Value, Class I                                                     23,375
AC VP Val, Cl II                      American Century VP Value, Class II                                                    47,525
Col Hi Yield, VS Cl B                 Columbia High Yield Fund, Variable Series, Class B                                    673,351
Col Sm Cap Val, VS Cl B               Columbia Small Cap Value Fund, Variable Series, Class B                                   429
Drey IP MidCap Stock, Serv            Dreyfus Investment Portfolios MidCap Stock Portfolio, Service Shares                    6,793
Drey IP Tech Gro, Serv                Dreyfus Investment Portfolios Technology Growth Portfolio, Service Shares             545,329
Drey VIF Appr, Serv                   Dreyfus Variable Investment Fund Appreciation Portfolio, Service Shares                   719
Drey VIF Intl Val, Serv               Dreyfus Variable Investment Fund International Value Portfolio, Service Shares            350
Fid VIP Contrafund, Serv Cl 2         Fidelity(R) VIP Contrafund(R) Portfolio Service Class 2                             5,801,411
Fid VIP Gro, Serv Cl 2                Fidelity(R) VIP Growth Portfolio Service Class 2                                       15,149
Fid VIP Invest Gr, Serv Cl 2          Fidelity(R) VIP Investment Grade Bond Portfolio Service Class 2                       768,455
Fid VIP Mid Cap, Serv Cl 2            Fidelity(R) VIP Mid Cap Portfolio Service Class 2                                   1,450,428
Fid VIP Overseas, Serv Cl 2           Fidelity(R) VIP Overseas Portfolio Service Class 2                                    172,177
FTVIPT Frank Inc Sec, Cl 2            FTVIPT Franklin Income Securities Fund - Class 2                                          375
FTVIPT Frank Global Real Est, Cl 2    FTVIPT Franklin Global Real Estate Securities Fund - Class 2                           46,424
FTVIPT Frank Rising Divd, Cl 2        FTVIPT Franklin Rising Dividends Securities Fund - Class 2                                408
FTVIPT Frank Sm Cap Val, Cl 2         FTVIPT Franklin Small Cap Value Securities Fund - Class 2                              96,694
FTVIPT Frank Sm Mid Cap Gro, Cl 2     FTVIPT Franklin Small-Mid Cap Growth Securities Fund - Class 2                         57,596
FTVIPT Mutual Shares Sec, Cl 2        FTVIPT Mutual Shares Securities Fund - Class 2                                      1,310,900
------------------------------------------------------------------------------------------------------------------------------------



RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2 - 123

SUBACCOUNT                            FUND                                                                                PURCHASES
------------------------------------------------------------------------------------------------------------------------------------
FTVIPT Temp For Sec, Cl 2             FTVIPT Templeton Foreign Securities Fund - Class 2                                 $    9,960
FTVIPT Temp Global Inc, Cl 2          FTVIPT Templeton Global Income Securities Fund - Class 2                            1,068,054
FTVIPT Temp Gro Sec, Cl 2             FTVIPT Templeton Growth Securities Fund - Class 2                                         318
GS VIT Mid Cap Val, Inst              Goldman Sachs VIT Mid Cap Value Fund - Institutional Shares                         1,674,851
Janus Aspen Bal, Inst                 Janus Aspen Series Balanced Portfolio: Institutional Shares                            89,895
Janus Aspen World Gro, Inst           Janus Aspen Series Worldwide Growth Portfolio: Institutional Shares                    15,961
MFS Inv Gro Stock, Serv Cl            MFS(R) Investors Growth Stock Series - Service Class                                   10,888
MFS New Dis, Serv Cl                  MFS(R) New Discovery Series - Service Class                                            20,387
MFS Total Return, Serv Cl             MFS(R) Total Return Series - Service Class                                            308,977
MFS Utilities, Serv Cl                MFS(R) Utilities Series - Service Class                                                 9,497
OpCap Eq                              OpCap Equity Portfolio                                                                 19,202
OpCap Managed                         OpCap Managed Portfolio                                                                92,661
OpCap Sm Cap                          OpCap Small Cap Portfolio                                                              20,956
Oppen Cap Appr VA                     Oppenheimer Capital Appreciation Fund/VA                                               19,775
Oppen Cap Appr VA, Serv               Oppenheimer Capital Appreciation Fund/VA, Service Shares                              723,726
Oppen Global Sec VA, Serv             Oppenheimer Global Securities Fund/VA, Service Shares                                 103,606
Oppen Hi Inc VA                       Oppenheimer High Income Fund/VA                                                        39,678
Oppen Hi Inc VA, Serv                 Oppenheimer High Income Fund/VA, Service Shares                                        25,222
Oppen Main St Sm Cap VA, Serv         Oppenheimer Main Street Small Cap Fund/VA, Service Shares                             184,901
Oppen Strategic Bond VA, Serv         Oppenheimer Strategic Bond Fund/VA, Service Shares                                  1,619,843
Put VT Div Inc, Cl IA                 Putnam VT Diversified Income Fund - Class IA Shares                                     8,696
Put VT Div Inc, Cl IB                 Putnam VT Diversified Income Fund - Class IB Shares                                    32,846
Put VT Gro & Inc, Cl IA               Putnam VT Growth and Income Fund - Class IA Shares                                     22,607
Put VT Gro & Inc, Cl IB               Putnam VT Growth and Income Fund - Class IB Shares                                    104,250
Put VT Hlth Sciences, Cl IB           Putnam VT Health Sciences Fund - Class IB Shares                                          309
Put VT Hi Yield, Cl IA                Putnam VT High Yield Fund - Class IA Shares                                            25,093
Put VT Hi Yield, Cl IB                Putnam VT High Yield Fund - Class IB Shares                                            21,711
Put VT Intl Eq, Cl IB                 Putnam VT International Equity Fund - Class IB Shares                                   1,765
Put VT New Opp, Cl IA                 Putnam VT New Opportunities Fund - Class IA Shares                                        392
Put VT Research, Cl IB                Putnam VT Research Fund - Class IB Shares                                                   2
Put VT Sm Cap Val, Cl IB              Putnam VT Small Cap Value Fund - Class IB Shares                                      710,689
Put VT Vista, Cl IB                   Putnam VT Vista Fund - Class IB Shares                                                    150
Put VT Voyager, Cl IB                 Putnam VT Voyager Fund - Class IB Shares                                                4,660
RVS VP Bal                            RiverSource(R) Variable Portfolio - Balanced Fund                                      82,580
RVS VP Cash Mgmt                      RiverSource(R) Variable Portfolio - Cash Management Fund                              141,502
RVS VP Div Bond                       RiverSource(R) Variable Portfolio - Diversified Bond Fund                           2,206,733
RVS VP Div Eq Inc                     RiverSource(R) Variable Portfolio - Diversified Equity Income Fund                  3,313,173
RVS VP Emer Mkts                      RiverSource(R) Variable Portfolio - Emerging Markets Fund                           1,255,837
RVS VP Global Inflation Prot Sec      RiverSource(R) Variable Portfolio - Global Inflation Protected Securities Fund      1,437,409
RVS VP Gro                            RiverSource(R) Variable Portfolio - Growth Fund                                         1,527
RVS VP Hi Yield Bond                  RiverSource(R) Variable Portfolio - High Yield Bond Fund                              134,476
RVS VP Inc Opp                        RiverSource(R) Variable Portfolio - Income Opportunities Fund                         714,214
RVS VP Intl Opp                       RiverSource(R) Variable Portfolio - International Opportunity Fund                     11,031
RVS VP Lg Cap Eq                      RiverSource(R) Variable Portfolio - Large Cap Equity Fund                             166,038
RVS VP Lg Cap Val                     RiverSource(R) Variable Portfolio - Large Cap Value Fund                                  340
RVS VP Mid Cap Gro                    RiverSource(R) Variable Portfolio - Mid Cap Growth Fund                               253,482
RVS VP S&P 500                        RiverSource(R) Variable Portfolio - S&P 500 Index Fund                                 93,456
RVS VP Select Val                     RiverSource(R) Variable Portfolio - Select Value Fund                                     372
RVS VP Short Duration                 RiverSource(R) Variable Portfolio - Short Duration U.S. Government Fund               210,155
RVS VP Sm Cap Val                     RiverSource(R) Variable Portfolio - Small Cap Value Fund                              859,856
VanK LIT Comstock, Cl II              Van Kampen Life Investment Trust Comstock Portfolio, Class II Shares                3,333,368
VanK UIF U.S. Real Est, Cl II         Van Kampen UIF U.S. Real Estate Portfolio, Class II Shares                             21,877
Wanger Intl Sm Cap                    Wanger International Small Cap                                                      1,239,765
Wanger U.S. Sm Co                     Wanger U.S. Smaller Companies                                                         549,445
------------------------------------------------------------------------------------------------------------------------------------



124 - RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

8. ACCUMULATION UNIT VALUES, UNITS OUTSTANDING AND NET ASSETS

The following is a summary of accumulation unit values at Dec. 31, 2006:

                                                          AIM VI        AIM VI           AIM VI         AIM VI      AIM VI
                                                        BASIC VAL,     CAP DEV,         CORE EQ,       CORE EQ,    INTL GRO,
PRICE LEVEL                                               SER II        SER II           SER I          SER II       SER I
                                                   --------------------------------------------------------------------------
1.00%                                                   $ 1.86          $ 2.00          $   --          $ 1.08      $   --
1.05%                                                     1.13            1.10              --              --          --
1.10%                                                     1.86            2.00              --            1.08          --
1.15%                                                     1.20            1.30              --              --          --
1.20%                                                     1.13            1.10              --              --          --
1.25%                                                     1.85            1.99              --            1.08          --
1.30%                                                     1.84            1.98              --            1.08          --
1.35%                                                     1.84            1.98              --            1.08          --
1.40%                                                     1.84            1.97            1.28            1.08        1.65
1.50%                                                     1.19            1.29              --              --          --
1.55%                                                     1.83            1.96              --            1.08          --
1.65%                                                     1.82            1.96              --            1.08          --
1.70%                                                     1.19            1.29              --              --          --
-----------------------------------------------------------------------------------------------------------------------------

                                                        AIM VI           AB VPS          AB VPS         AB VPS      AB VPS
                                                   MID CAP CORE EQ,   BAL SHARES,     GLOBAL TECH,    GRO & INC,   INTL VAL,
PRICE LEVEL                                             SER II            CL B            CL B           CL B        CL B
                                                   --------------------------------------------------------------------------
1.00%                                                   $   --          $ 1.43          $ 1.62          $ 1.81      $   --
1.05%                                                     1.10            1.12              --            1.17        1.24
1.10%                                                       --            1.43            1.61            1.80          --
1.15%                                                     1.19            1.15              --            1.24        1.62
1.20%                                                     1.10            1.12              --            1.17        1.24
1.25%                                                     1.10            1.42            1.60            1.79        1.24
1.30%                                                     1.19            1.42            1.60            1.79        1.62
1.35%                                                     1.19            1.45            1.60            1.80        1.62
1.40%                                                     1.10            1.41            1.59            1.79        1.24
1.50%                                                     1.18            1.15              --            1.23        1.61
1.55%                                                     1.18            1.40            1.58            1.77        1.61
1.65%                                                       --            1.40            1.58            1.76          --
1.70%                                                     1.18            1.14              --            1.22        1.60
-----------------------------------------------------------------------------------------------------------------------------


                                                          AB VPS         AC VP           AC VP           AC VP      AC VP
                                                       LG CAP GRO,     INC & GRO,   INFLATION PROT,      INTL,      ULTRA,
PRICE LEVEL                                                CL B           CL I           CL II           CL II      CL II
                                                   --------------------------------------------------------------------------
1.00%                                                   $ 1.54           $  --          $   --          $   --      $   --
1.05%                                                       --              --            1.02            1.21        1.03
1.10%                                                     1.53              --              --              --          --
1.15%                                                       --              --            1.02            1.46        0.99
1.20%                                                       --              --            1.02            1.21        1.03
1.25%                                                     1.52              --            1.02            1.21        1.03
1.30%                                                     1.52              --            1.02            1.46        0.99
1.35%                                                     1.52              --            1.01            1.45        0.99
1.40%                                                     1.51            1.37            1.02            1.21        1.03
1.50%                                                       --              --            1.01            1.45        0.98
1.55%                                                     1.51              --            1.01            1.45        0.98
1.65%                                                     1.50              --              --              --          --
1.70%                                                       --              --            1.01            1.44        0.98
-----------------------------------------------------------------------------------------------------------------------------



RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2 - 125

                                                     AC VP        AC VP        COL           COL           DREY IP
                                                      VAL,         VAL,     HI YIELD,    SM CAP VAL,   MIDCAP STOCK,
PRICE LEVEL                                           CL I        CL II      VS CL B       VS CL B          SERV
                                                   ------------------------------------------------------------------
1.00%                                                $   --      $   --      $   --        $   --         $   --
1.05%                                                    --        1.15        1.08          1.13           1.06
1.10%                                                    --          --          --            --             --
1.15%                                                    --        1.26        1.07          1.30           1.19
1.20%                                                    --        1.15        1.08          1.12           1.06
1.25%                                                    --        1.15        1.08          1.12           1.06
1.30%                                                    --        1.25        1.07          1.29           1.19
1.35%                                                    --        1.25        1.07          1.29           1.19
1.40%                                                  1.89        1.15        1.08          1.12           1.06
1.50%                                                    --        1.25        1.07          1.29           1.18
1.55%                                                    --        1.25        1.07          1.29           1.18
1.65%                                                    --          --          --            --             --
1.70%                                                    --        1.24        1.07          1.28           1.18
---------------------------------------------------------------------------------------------------------------------

                                                    DREY IP      DREY VIF    DREY VIF      FID VIP        FID VIP
                                                   TECH GRO,      APPR,     INTL VAL,    CONTRAFUND,        GRO,
PRICE LEVEL                                           SERV        SERV        SERV        SERV CL 2      SERV CL 2
                                                   ------------------------------------------------------------------
1.00%                                                $   --      $   --      $   --        $ 1.94         $ 1.56
1.05%                                                  1.09        1.15        1.16          1.10           1.08
1.10%                                                    --          --          --          1.93           1.55
1.15%                                                  1.08        1.21        1.40          1.31           1.12
1.20%                                                  1.09        1.15        1.16          1.10           1.08
1.25%                                                  1.09        1.15        1.16          1.92           1.55
1.30%                                                  1.07        1.20        1.40          1.91           1.54
1.35%                                                  1.07        1.20        1.40          1.91           1.54
1.40%                                                  1.09        1.15        1.16          1.91           1.54
1.50%                                                  1.07        1.20        1.39          1.30           1.11
1.55%                                                  1.07        1.20        1.39          1.90           1.53
1.65%                                                    --          --          --          1.89           1.52
1.70%                                                  1.07        1.19        1.38          1.30           1.11
---------------------------------------------------------------------------------------------------------------------

                                                    FID VIP      FID VIP     FID VIP    FTVIPT FRANK   FTVIPT FRANK
                                                   INVEST GR,    MID CAP,   OVERSEAS,     INC SEC,      REAL EST,
PRICE LEVEL                                        SERV CL 2    SERV CL 2   SERV CL 2       CL 2           CL 2
                                                   ------------------------------------------------------------------
1.00%                                                $   --      $ 2.38      $ 2.42        $   --         $ 2.37
1.05%                                                  1.04        1.09        1.17          1.12             --
1.10%                                                    --        2.37        2.41            --           2.36
1.15%                                                  1.04        1.37        1.44          1.21             --
1.20%                                                  1.04        1.09        1.16          1.12             --
1.25%                                                  1.04        2.35        2.40          1.12           2.34
1.30%                                                  1.04        2.35        2.39          1.21           2.34
1.35%                                                  1.04        2.34        2.39          1.21           2.40
1.40%                                                  1.04        2.34        2.38          1.12           2.33
1.50%                                                  1.03        1.36        1.43          1.20             --
1.55%                                                  1.03        2.33        2.37          1.20           2.32
1.65%                                                    --        2.32        2.36            --           2.37
1.70%                                                  1.03        1.35        1.42          1.20             --
---------------------------------------------------------------------------------------------------------------------



126 - RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

                                      FTVIPT FRANK    FTVIPT FRANK   FTVIPT FRANK      FTVIPT         FTVIPT
                                      RISING DIVD,    SM CAP VAL,     SM MID CAP    MUTUAL SHARES    TEMP FOR
PRICE LEVEL                               CL 2           CL 2         GRO, CL 2       SEC, CL 2      SEC, CL 2
                                     --------------------------------------------------------------------------
1.00%                                     $  --          $2.27          $1.81           $1.83          $2.20
1.05%                                      1.13             --           1.10            1.14             --
1.10%                                        --           2.26           1.80            1.82           2.19
1.15%                                      1.22             --           1.14            1.33             --
1.20%                                      1.12             --           1.10            1.14             --
1.25%                                      1.12           2.25           1.79            1.81           2.18
1.30%                                      1.21           2.24           1.79            1.81           2.18
1.35%                                      1.21           2.24           1.79            1.80           2.21
1.40%                                      1.12           2.23           1.78            1.80           2.17
1.50%                                      1.21             --           1.13            1.32             --
1.55%                                      1.21           2.22           1.77            1.79           2.16
1.65%                                        --           2.21           1.77            1.78           2.19
1.70%                                      1.20             --           1.13            1.32             --
---------------------------------------------------------------------------------------------------------------

                                         FTVIPT          FTVIPT         GS VIT                      JANUS ASPEN
                                      TEMP GLOBAL       TEMP GRO     MID CAP VAL,    JANUS ASPEN     WORLD GRO,
PRICE LEVEL                            INC, CL 2       SEC, CL 2         INST         BAL, INST        INST
                                     --------------------------------------------------------------------------
1.00%                                     $  --          $  --          $  --           $  --          $  --
1.05%                                      1.07           1.18           1.14              --             --
1.10%                                        --             --             --              --             --
1.15%                                      1.12           1.35           1.34              --             --
1.20%                                      1.07           1.18           1.14              --             --
1.25%                                      1.07           1.18           1.14              --             --
1.30%                                      1.11           1.35           1.33              --             --
1.35%                                      1.11           1.35           1.33              --             --
1.40%                                      1.07           1.17           1.14            1.69           1.31
1.50%                                      1.11           1.34           1.33              --             --
1.55%                                      1.11           1.34           1.33              --             --
1.65%                                        --             --             --              --             --
1.70%                                      1.10           1.34           1.32              --             --
---------------------------------------------------------------------------------------------------------------

                                           MFS            MFS             MFS            MFS
                                     INV GRO STOCK,     NEW DIS,     TOTAL RETURN,    UTILITIES,       OPCAP
PRICE LEVEL                              SERV CL        SERV CL         SERV CL         SERV CL         EQ
                                     --------------------------------------------------------------------------
1.00%                                     $1.49          $1.72          $1.45           $2.57          $  --
1.05%                                      1.10           1.14           1.11            1.23             --
1.10%                                      1.48           1.71           1.45            2.56             --
1.15%                                      1.13           1.21           1.15            1.58             --
1.20%                                      1.09           1.14           1.10            1.23             --
1.25%                                      1.47           1.70           1.44            2.54             --
1.30%                                      1.47           1.70           1.43            2.54             --
1.35%                                      1.47           1.70           1.43            2.53             --
1.40%                                      1.47           1.69           1.43            2.53           1.35
1.50%                                      1.12           1.20           1.14            1.57             --
1.55%                                      1.46           1.68           1.42            2.51             --
1.65%                                      1.45           1.68           1.42            2.50             --
1.70%                                      1.12           1.19           1.13            1.56             --
---------------------------------------------------------------------------------------------------------------



RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2 - 127

                                                                        OPPEN           OPPEN          OPPEN
                                          OPCAP           OPCAP        CAP APPR      CAP APPR VA,  GLOBAL SEC VA,
PRICE LEVEL                              MANAGED         SM CAP           VA             SERV          SERV
                                     -----------------------------------------------------------------------------
1.00%                                     $  --          $  --          $  --           $1.59          $2.39
1.05%                                        --             --             --            1.10           1.17
1.10%                                        --             --             --            1.58           2.38
1.15%                                        --             --             --            1.13           1.40
1.20%                                        --             --             --            1.09           1.17
1.25%                                        --             --             --            1.58           2.37
1.30%                                        --             --             --            1.57           2.36
1.35%                                        --             --             --            1.57           2.36
1.40%                                      1.38           2.29           1.46            1.57           2.35
1.50%                                        --             --             --            1.12           1.39
1.55%                                        --             --             --            1.56           2.34
1.65%                                        --             --             --            1.55           2.33
1.70%                                        --             --             --            1.11           1.38
------------------------------------------------------------------------------------------------------------------

                                         OPPEN           OPPEN          OPPEN           OPPEN          PUT VT
                                         HI INC        HI INC VA,     MAIN ST SM      STRATEGIC       DIV INC,
PRICE LEVEL                                VA            SERV        CAP VA, SERV   BOND VA, SERV      CL IA
                                     --------------------------------------------------------------------------

1.00%                                     $  --          $1.39          $2.23           $1.31          $  --
1.05%                                        --             --           1.10            1.07             --
1.10%                                        --           1.38           2.22            1.30             --
1.15%                                        --             --           1.29            1.10             --
1.20%                                        --             --           1.10            1.07             --
1.25%                                        --           1.38           2.21            1.30             --
1.30%                                        --           1.37           2.21            1.29             --
1.35%                                        --           1.37           2.20            1.29             --
1.40%                                      1.41           1.37           2.20            1.29           1.44
1.50%                                        --             --           1.28            1.09             --
1.55%                                        --           1.36           2.18            1.28             --
1.65%                                        --           1.36           2.18            1.28             --
1.70%                                        --             --           1.27            1.08             --
---------------------------------------------------------------------------------------------------------------

                                         PUT VT         PUT VT          PUT VT         PUT VT         PUT VT
                                        DIV INC,       GRO & INC,     GRO & INC,      SCIENCES,      HI YIELD,
PRICE LEVEL                              CL IB           CL IA          CL IB           CL IB          CL IA
                                     --------------------------------------------------------------------------
1.00%                                     $  --          $  --          $1.76            $ --          $  --
1.05%                                        --             --             --            1.07             --
1.10%                                        --             --           1.76              --             --
1.15%                                        --             --             --            1.18             --
1.20%                                        --             --             --            1.07             --
1.25%                                        --             --           1.75            1.07             --
1.30%                                        --             --           1.74            1.18             --
1.35%                                        --             --           1.74            1.17             --
1.40%                                      1.46           1.58           1.36            1.07           1.36
1.50%                                        --             --             --            1.17             --
1.55%                                        --             --           1.73            1.17             --
1.65%                                        --             --           1.72              --             --
1.70%                                        --             --             --            1.17             --
---------------------------------------------------------------------------------------------------------------



128 - RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

                                         PUT VT        PUT VT         PUT VT          PUT VT       PUT VT
                                        HI YIELD,     INTL EQ,       NEW OPP,       RESEARCH,    SM CAP VAL,
PRICE LEVEL                              CL IB         CL IB          CL IA           CL IB         CL IB
                                        ---------------------------------------------------------------------
1.00%                                     $  --        $2.25          $  --           $1.63        $  --
1.05%                                        --         1.21             --              --         1.13
1.10%                                        --         2.25             --            1.62           --
1.15%                                        --         1.48             --              --         1.29
1.20%                                        --         1.21             --              --         1.12
1.25%                                        --         2.23             --            1.61         1.12
1.30%                                        --         2.23             --            1.61         1.29
1.35%                                        --         2.22             --            1.61         1.29
1.40%                                      1.47         2.22           1.24            1.60         1.12
1.50%                                        --         1.47             --              --         1.28
1.55%                                        --         2.21             --            1.59         1.28
1.65%                                        --         2.20             --            1.59           --
1.70%                                        --         1.46             --              --         1.28
-------------------------------------------------------------------------------------------------------------

                                          PUT VT       PUT VT
                                          VISTA,      VOYAGER,        RVS VP          RVS VP       RVS VP
PRICE LEVEL                               CL IB        CL IB            BAL         CASH MGMT     DIV BOND
                                        ---------------------------------------------------------------------
1.00%                                     $1.87        $  --          $  --           $1.04        $1.09
1.05%                                      1.07           --             --            1.02         1.04
1.10%                                      1.86           --             --            1.04         1.09
1.15%                                      1.22           --             --            1.05         1.05
1.20%                                      1.07           --             --            1.02         1.04
1.25%                                      1.85           --             --            1.03         1.08
1.30%                                      1.85           --             --            1.03         1.08
1.35%                                      1.84           --             --            1.03         1.08
1.40%                                      1.84         1.15           1.31            1.10         1.23
1.50%                                      1.21           --             --            1.04         1.04
1.55%                                      1.83           --             --            1.02         1.07
1.65%                                      1.82           --             --            1.02         1.06
1.70%                                      1.21           --             --            1.04         1.04
-------------------------------------------------------------------------------------------------------------

                                                                      RVS VP
                                          RVS VP       RVS VP    GLOBAL INFLATION     RVS VP       RVS VP
PRICE LEVEL                             DIV EQ INC   EMER MKTS       PROT SEC          GRO      HI YIELD BOND
                                        ---------------------------------------------------------------------
1.00%                                     $2.37        $  --          $  --           $1.59        $  --
1.05%                                      1.13         1.34           1.02            1.12         1.07
1.10%                                      2.36           --             --            1.58           --
1.15%                                      1.39         1.89           1.03            1.22         1.14
1.20%                                      1.13         1.34           1.02            1.12         1.07
1.25%                                      2.35         1.34           1.02            1.57         1.07
1.30%                                      2.35         1.89           1.03            1.57         1.13
1.35%                                      2.34         1.89           1.03            1.57         1.13
1.40%                                      2.34         1.34           1.02            1.56         1.07
1.50%                                      1.38         1.88           1.03            1.21         1.13
1.55%                                      2.32         1.88           1.03            1.55         1.13
1.65%                                      2.32           --             --            1.55           --
1.70%                                      1.38         1.87           1.02            1.21         1.12
-------------------------------------------------------------------------------------------------------------



RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2 - 129

                                          RVS VP       RVS VP         RVS VP           RVS VP        RVS VP
PRICE LEVEL                              INC OPP      INTL OPP       LG CAP EQ       LG CAP VAL   MID CAP GRO
                                        ---------------------------------------------------------------------
1.00%                                      $  --       $  --          $1.08            $  --        $  --
1.05%                                       1.06        1.18           1.14             1.15         1.05
1.10%                                         --          --           1.08               --           --
1.15%                                       1.10        1.46           1.23             1.26         1.12
1.20%                                       1.06        1.18           1.14             1.15         1.05
1.25%                                       1.06        1.18           1.08             1.15         1.05
1.30%                                       1.09        1.46           1.23             1.25         1.11
1.35%                                       1.09        1.46           1.23             1.25         1.11
1.40%                                       1.06        1.35           1.21             1.15         0.96
1.50%                                       1.09        1.45           1.22             1.25         1.11
1.55%                                       1.09        1.45           1.22             1.24         1.11
1.65%                                         --          --           1.08               --           --
1.70%                                       1.08        1.45           1.22             1.24         1.11
-------------------------------------------------------------------------------------------------------------

                                                                                                   VANK LIT
                                          RVS VP       RVS VP         RVS VP           RVS VP      COMSTOCK,
PRICE LEVEL                              S&P 500     SELECT VAL   SHORT DURATION     SM CAP VAL      CL II
                                        ---------------------------------------------------------------------
1.00%                                      $1.72       $  --          $1.03            $2.22        $  --
1.05%                                       1.14        1.10           1.03             1.12         1.13
1.10%                                       1.71          --           1.03             2.21           --
1.15%                                       1.20        1.19           1.04             1.31         1.22
1.20%                                       1.13        1.10           1.03             1.12         1.13
1.25%                                       1.70        1.10           1.02             2.20         1.13
1.30%                                       1.70        1.18           1.02             2.20         1.21
1.35%                                       1.69        1.18           1.01             2.19         1.21
1.40%                                       1.69        1.10           1.01             2.19         1.13
1.50%                                       1.19        1.18           1.03             1.30         1.21
1.55%                                       1.68        1.18           1.01             2.17         1.21
1.65%                                       1.67          --           1.00             2.17           --
1.70%                                       1.19        1.17           1.02             1.29         1.20
-------------------------------------------------------------------------------------------------------------

                                                                    VANK UIF
                                                                  U.S. REAL EST,       WANGER       WANGER
PRICE LEVEL                                                           CL II         INTL SM CAP   U.S. SM CO
                                                                  -------------------------------------------
1.00%                                                                 $  --            $  --        $  --
1.05%                                                                  1.23             1.23         1.08
1.10%                                                                    --               --           --
1.15%                                                                  1.65             1.77         1.22
1.20%                                                                  1.23             1.23         1.08
1.25%                                                                  1.23             1.23         1.08
1.30%                                                                  1.65             1.76         1.22
1.35%                                                                  1.65             1.76         1.21
1.40%                                                                  1.23             1.23         1.08
1.50%                                                                  1.64             1.76         1.21
1.55%                                                                  1.64             1.75         1.21
1.65%                                                                    --               --           --
1.70%                                                                  1.64             1.75         1.21
-------------------------------------------------------------------------------------------------------------



130 - RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

The following is a summary of units outstanding at Dec. 31, 2006:

                                             AIM VI            AIM VI          AIM VI         AIM VI      AIM VI
                                            BASIC VAL,        CAP DEV,        CORE EQ,       CORE EQ,    INTL GRO,
PRICE LEVEL                                  SER II            SER II          SER I          SER II      SER I
                                         --------------------------------------------------------------------------
1.00%                                          2,703               --             --              --            --
1.05%                                             --               --             --              --            --
1.10%                                         82,505           33,285             --           7,165            --
1.15%                                         76,903               --             --              --            --
1.20%                                             --               --             --              --            --
1.25%                                            779               --             --              --            --
1.30%                                         39,956            9,748             --              --            --
1.35%                                        256,387           45,371             --              --            --
1.40%                                         33,718               --        718,870              --       102,842
1.50%                                         83,049               --             --              --            --
1.55%                                         13,426               --             --              --            --
1.65%                                         46,679            3,451             --              --            --
1.70%                                          6,247               --             --              --            --
-------------------------------------------------------------------------------------------------------------------
Total                                        642,352           91,855        718,870           7,165       102,842
-------------------------------------------------------------------------------------------------------------------

                                             AIM VI            AB VPS          AB VPS         AB VPS       AB VPS
                                         MID CAP CORE EQ,   BAL SHARES,     GLOBAL TECH,    GRO & INC,   INTL VAL,
PRICE LEVEL                                  SER II            CL B             CL B           CL B         CL B
                                         --------------------------------------------------------------------------
1.00%                                             --            2,152          7,502             963            --
1.05%                                             --               --             --              --        75,229
1.10%                                             --           49,667         87,117         194,117            --
1.15%                                         18,362            9,908             --              --       198,052
1.20%                                             --               --             --              --        63,728
1.25%                                             --               --             --              --        43,813
1.30%                                          5,844           50,229             --           5,765       225,184
1.35%                                         58,035           65,835         12,059         233,861       377,852
1.40%                                             --           12,661          3,475          19,486        86,714
1.50%                                         21,687           15,794             --              --       283,671
1.55%                                          1,354               --             --              --        29,946
1.65%                                             --           14,291         32,933         355,492            --
1.70%                                          1,595               --             --              --        43,500
-------------------------------------------------------------------------------------------------------------------
Total                                        106,877          220,537        143,086         809,684     1,427,689
-------------------------------------------------------------------------------------------------------------------

                                            AB VPS             AC VP           AC VP          AC VP        AC VP
                                         LG CAP GRO,         INC & GRO,   INFLATION PROT,     INTL,        ULTRA,
PRICE LEVEL                                 CL B               CL I            CL II          CL II        CL II
                                         --------------------------------------------------------------------------
1.00%                                          1,957               --             --              --            --
1.05%                                             --               --             --              --       206,563
1.10%                                         25,034               --             --              --            --
1.15%                                             --               --        335,167              --       447,527
1.20%                                             --               --             --              --       174,463
1.25%                                             --               --             --              --       118,592
1.30%                                         23,478               --        422,090              --       447,921
1.35%                                         28,648               --        439,307              --       934,907
1.40%                                        104,651          190,350             --              --       186,209
1.50%                                             --               --        420,843              --       684,641
1.55%                                             --               --         77,779              --        60,413
1.65%                                         78,121               --             --              --            --
1.70%                                             --               --         83,827              --        98,570
-------------------------------------------------------------------------------------------------------------------
Total                                        261,889          190,350      1,779,013              --     3,359,806
-------------------------------------------------------------------------------------------------------------------



RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2 - 131

                                                                     AC VP       AC VP       COL           COL            DREY IP
                                                                      VAL,        VAL,    HI YIELD,     SM CAP VAL,    MIDCAP STOCK,
PRICE LEVEL                                                          CL I        CL II     VS CL B        VS CL B          SERV
                                                                --------------------------------------------------------------------
1.00%                                                                   --           --          --              --             --
1.05%                                                                   --           --      15,882              --             --
1.10%                                                                   --           --          --              --             --
1.15%                                                                   --           --      82,683              --          9,661
1.20%                                                                   --           --      14,746              --             --
1.25%                                                                   --           --      13,276              --             --
1.30%                                                                   --       15,149     111,077              --             --
1.35%                                                                   --       28,065     101,026              --          7,114
1.40%                                                               81,369           --      63,062              --             --
1.50%                                                                   --           --     131,961              --         12,586
1.55%                                                                   --           --      39,783              --             --
1.65%                                                                   --           --          --              --             --
1.70%                                                                   --           --      39,085              --             --
------------------------------------------------------------------------------------------------------------------------------------
Total                                                               81,369       43,214     612,581              --         29,361
------------------------------------------------------------------------------------------------------------------------------------

                                                                  DREY IP      DREY VIF     DREY VIF       FID VIP          FID VIP
                                                                 TECH GRO,       APPR,     INTL VAL,     CONTRAFUND,          GRO,
PRICE LEVEL                                                        SERV          SERV         SERV        SERV CL 2        SERV CL 2
                                                                --------------------------------------------------------------------
1.00%                                                                   --           --          --         172,766          1,840
1.05%                                                               41,766           --          --         408,519             --
1.10%                                                                   --           --          --       1,239,023         86,587
1.15%                                                               95,653           --          --         811,284             --
1.20%                                                               37,744           --          --         302,571             --
1.25%                                                               24,007           --          --         417,497         18,556
1.30%                                                               94,288           --          --         570,692          4,987
1.35%                                                              201,002        7,491          --       2,108,543         78,696
1.40%                                                               37,008           --          --         367,295         54,735
1.50%                                                              147,991           --          --       1,302,869             --
1.55%                                                               11,901           --          --         138,962          7,833
1.65%                                                                   --           --          --         162,630        132,943
1.70%                                                               19,616           --          --         197,436             --
------------------------------------------------------------------------------------------------------------------------------------
Total                                                              710,976        7,491          --       8,200,087        386,177
------------------------------------------------------------------------------------------------------------------------------------

                                                                  FID VIP      FID VIP      FID VIP     FTVIPT FRANK    FTVIPT FRANK
                                                                INVEST GR,     MID CAP,    OVERSEAS,      INC SEC,        REAL EST,
PRICE LEVEL                                                      SERV CL 2    SERV CL 2    SERV CL 2        CL 2            CL 2
                                                                --------------------------------------------------------------------
1.00%                                                                   --       51,809      70,224              --          9,764
1.05%                                                               21,039       67,639      20,859              --             --
1.10%                                                                   --      392,749      91,916              --         52,055
1.15%                                                              288,967      109,053      33,580              --             --
1.20%                                                                   --       58,922      16,697              --             --
1.25%                                                                8,272       50,883      11,279              --          7,351
1.30%                                                              415,721      181,214      12,178              --         52,520
1.35%                                                              323,240      333,636     166,533              --         28,399
1.40%                                                               16,136      147,236      16,888              --             --
1.50%                                                              288,255      187,910      49,005           1,215             --
1.55%                                                              109,859       65,398       2,601              --          9,852
1.65%                                                                   --      423,759      14,992              --         22,301
1.70%                                                               87,040       26,808       5,684              --             --
------------------------------------------------------------------------------------------------------------------------------------
Total                                                            1,558,529    2,097,016     512,436           1,215        182,242
------------------------------------------------------------------------------------------------------------------------------------



132 - RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

                                                         FTVIPT FRANK    FTVIPT FRANK    FTVIPT FRANK       FTVIPT           FTVIPT
                                                         RISING DIVD,     SM CAP VAL,     SM MID CAP    MUTUAL SHARES       TEMP FOR
PRICE LEVEL                                                  CL 2            CL 2          GRO, CL 2      SEC, CL 2        SEC, CL 2
                                                       -----------------------------------------------------------------------------
1.00%                                                             --            1,794          44,149         149,179          5,481
1.05%                                                             --               --              --         131,439             --
1.10%                                                             --           97,420          73,341         617,578         68,155
1.15%                                                             --               --              --          25,109             --
1.20%                                                             --               --              --         110,899             --
1.25%                                                             --               --          17,943         251,942          8,835
1.30%                                                             --           18,769          79,668         115,413         25,759
1.35%                                                             --          153,774         326,877         935,958        137,086
1.40%                                                             --            8,748           7,861         470,927         13,839
1.50%                                                             --               --           4,540         114,496             --
1.55%                                                             --           10,176          12,006         167,065             --
1.65%                                                             --           30,687          87,789         312,470         49,876
1.70%                                                             --               --              --          55,813             --
------------------------------------------------------------------------------------------------------------------------------------
Total                                                             --          321,368         654,174       3,458,288        309,031
------------------------------------------------------------------------------------------------------------------------------------

                                                             FTVIPT           FTVIPT        GS VIT                       JANUS ASPEN
                                                          TEMP GLOBAL        TEMP GRO    MID CAP VAL,     JANUS ASPEN     WORLD GRO,
PRICE LEVEL                                                INC, CL 2        SEC, CL 2        INST          BAL, INST         INST
                                                       -----------------------------------------------------------------------------
1.00%                                                             --               --              --              --             --
1.05%                                                         94,142               --         129,789              --             --
1.10%                                                             --               --              --              --             --
1.15%                                                        138,917               --         193,294              --             --
1.20%                                                         88,617               --         111,092              --             --
1.25%                                                         67,896               --          72,894              --             --
1.30%                                                        154,730               --         187,733              --             --
1.35%                                                        256,832               --         424,722              --             --
1.40%                                                        131,376               --         136,058       1,481,708        368,585
1.50%                                                        264,779               --         366,356              --             --
1.55%                                                         45,486               --          31,151              --             --
1.65%                                                             --               --              --              --             --
1.70%                                                         62,498               --          44,488              --             --
------------------------------------------------------------------------------------------------------------------------------------
Total                                                      1,305,273               --       1,697,577       1,481,708        368,585
------------------------------------------------------------------------------------------------------------------------------------

                                                             MFS                MFS          MFS              MFS
                                                       INV GRO STOCK,        NEW DIS,   TOTAL RETURN,      UTILITIES,          OPCAP
PRICE LEVEL                                                SERV CL            SERV CL      SERV CL           SERV CL            EQ
                                                       -----------------------------------------------------------------------------
1.00%                                                          5,991              988          26,247              --             --
1.05%                                                             --               --              --              --             --
1.10%                                                        126,827           62,743         833,611          36,201             --
1.15%                                                             --            8,795           4,980              --             --
1.20%                                                             --               --              --              --             --
1.25%                                                         18,397           15,261         121,986              --             --
1.30%                                                          6,105            2,401          16,417           1,665             --
1.35%                                                         87,180           83,165       1,377,657           1,634             --
1.40%                                                             --           14,696          70,241           1,688         83,806
1.50%                                                             --               --           1,992              --             --
1.55%                                                             --               --          28,877           5,092             --
1.65%                                                          3,865               --         130,600           3,753             --
1.70%                                                             --               --              --              --             --
------------------------------------------------------------------------------------------------------------------------------------
Total                                                        248,365          188,049       2,612,608          50,033         83,806
------------------------------------------------------------------------------------------------------------------------------------



RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2 - 133

                                                                                             OPPEN        OPPEN            OPPEN
                                                                OPCAP          OPCAP       CAP APPR    CAP APPR VA,   GLOBAL SEC VA,
PRICE LEVEL                                                    MANAGED        SM CAP          VA           SERV            SERV
                                                              ----------------------------------------------------------------------
1.00%                                                               --            --             --          68,722              585
1.05%                                                               --            --             --              --               --
1.10%                                                               --            --             --         440,868           97,807
1.15%                                                               --            --             --         243,856               --
1.20%                                                               --            --             --              --               --
1.25%                                                               --            --             --          22,411            7,815
1.30%                                                               --            --             --         299,449            6,793
1.35%                                                               --            --             --       1,091,719           83,521
1.40%                                                          420,917        86,881        418,132         170,930           26,028
1.50%                                                               --            --             --         294,881               --
1.55%                                                               --            --             --          27,847               --
1.65%                                                               --            --             --         169,956           53,921
1.70%                                                               --            --             --          75,363               --
------------------------------------------------------------------------------------------------------------------------------------
Total                                                          420,917        86,881        418,132       2,906,002          276,470
------------------------------------------------------------------------------------------------------------------------------------

                                                                OPPEN       OPPEN          OPPEN          OPPEN              PUT VT
                                                                HI INC    HI INC VA,    MAIN ST SM      STRATEGIC           DIV INC,
PRICE LEVEL                                                       VA         SERV      CAP VA, SERV   BOND VA, SERV            CL IA
                                                              ----------------------------------------------------------------------
1.00%                                                               --        13,128         11,729         182,034               --
1.05%                                                               --            --             --         134,222               --
1.10%                                                               --        66,654        334,793         888,366               --
1.15%                                                               --            --         61,909         393,495               --
1.20%                                                               --            --             --          73,989               --
1.25%                                                               --        10,108         36,564         494,267               --
1.30%                                                               --         8,137         24,933         367,074               --
1.35%                                                               --        47,765        235,248       1,013,625               --
1.40%                                                          194,822         8,778        100,476         462,719           78,399
1.50%                                                               --            --        140,893         406,453               --
1.55%                                                               --         1,356         39,269         275,543               --
1.65%                                                               --        17,306        358,263         310,011               --
1.70%                                                               --            --             --         106,996               --
------------------------------------------------------------------------------------------------------------------------------------
Total                                                          194,822       173,232      1,344,077       5,108,794           78,399
------------------------------------------------------------------------------------------------------------------------------------

                                                               PUT VT       PUT VT         PUT VT           PUT VT           PUT VT
                                                              DIV INC,    GRO & INC,     GRO & INC,       SCIENCES,        HI YIELD,
PRICE LEVEL                                                    CL IB        CL IA          CL IB            CL IB            CL IA
                                                              ----------------------------------------------------------------------
1.00%                                                               --            --         11,066              --               --
1.05%                                                               --            --             --              --               --
1.10%                                                               --            --         20,391              --               --
1.15%                                                               --            --             --              --               --
1.20%                                                               --            --             --              --               --
1.25%                                                               --            --         21,356              --               --
1.30%                                                               --            --             --              --               --
1.35%                                                               --            --         16,801              --               --
1.40%                                                          275,312       224,003        727,237              --          103,810
1.50%                                                               --            --             --              --               --
1.55%                                                               --            --          7,332              --               --
1.65%                                                               --            --             --              --               --
1.70%                                                               --            --             --              --               --
------------------------------------------------------------------------------------------------------------------------------------
Total                                                          275,312       224,003        804,183              --          103,810
------------------------------------------------------------------------------------------------------------------------------------



134 - RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

                                                              PUT VT        PUT VT             PUT VT     PUT VT         PUT VT
                                                             HI YIELD,     INTL EQ,           NEW OPP,   RESEARCH,     SM CAP VAL,
PRICE LEVEL                                                   CL IB         CL IB               CL IA      CL IB         CL IB
                                                            ----------------------------------------------------------------------
1.00%                                                               --       41,636                 --          --              --
1.05%                                                               --           --                 --          --          98,232
1.10%                                                               --        4,815                 --          --              --
1.15%                                                               --           --                 --          --          15,976
1.20%                                                               --           --                 --          --          78,537
1.25%                                                               --        3,365                 --          --          51,413
1.30%                                                               --           --                 --          --           6,753
1.35%                                                               --        5,874                 --          --          99,729
1.40%                                                          125,149       33,723             73,881          --          91,769
1.50%                                                               --           --                 --          --          69,526
1.55%                                                               --           --                 --          --           7,058
1.65%                                                               --        7,679                 --          --              --
1.70%                                                               --           --                 --          --          13,592
----------------------------------------------------------------------------------------------------------------------------------
Total                                                          125,149       97,092             73,881          --         532,585
----------------------------------------------------------------------------------------------------------------------------------

                                                               PUT VT       PUT VT
                                                               VISTA,      VOYAGER,            RVS VP      RVS VP          RVS VP
PRICE LEVEL                                                    CL IB        CL IB                BAL     CASH MGMT        DIV BOND
                                                            ----------------------------------------------------------------------
1.00%                                                               --           --                 --       1,418          64,864
1.05%                                                               --           --                 --       1,057         195,475
1.10%                                                            1,965           --                 --      49,302         216,450
1.15%                                                               --           --                 --     106,494          78,638
1.20%                                                               --           --                 --          --         208,125
1.25%                                                               --           --                 --         968         210,603
1.30%                                                            5,668           --                 --      18,838          18,420
1.35%                                                              881           --                 --      39,940         600,921
1.40%                                                            1,090      527,872            737,335     273,042         701,904
1.50%                                                               --           --                 --       8,182         401,532
1.55%                                                               --           --                 --       3,482         113,420
1.65%                                                            7,884           --                 --     117,430          44,418
1.70%                                                               --           --                 --       6,246          98,310
----------------------------------------------------------------------------------------------------------------------------------
Total                                                           17,488      527,872            737,335     626,399       2,953,080
----------------------------------------------------------------------------------------------------------------------------------

                                                                                           RVS VP
                                                              RVS VP       RVS VP     GLOBAL INFLATION    RVS VP        RVS VP
PRICE LEVEL                                                 DIV EQ INC    EMER MKTS       PROT SEC          GRO      HI YIELD BOND
                                                            ----------------------------------------------------------------------
1.00%                                                           82,356           --                 --          --              --
1.05%                                                          205,310       66,456            163,721          --           4,365
1.10%                                                           66,157           --                 --      33,608              --
1.15%                                                          426,374      129,691             44,375          --          51,470
1.20%                                                          180,298       57,436            148,113          --              --
1.25%                                                           61,759       36,786            109,680          --           3,747
1.30%                                                          318,344      149,551             13,400          --          78,573
1.35%                                                          457,123      259,782            169,544      12,653          29,572
1.40%                                                          115,605       62,372            232,687          --           4,687
1.50%                                                          650,318      187,583            238,737          --          34,283
1.55%                                                           47,517       18,990             37,258          --          19,150
1.65%                                                           11,004           --                 --          --              --
1.70%                                                          110,259       27,176             56,646          --          18,425
----------------------------------------------------------------------------------------------------------------------------------
Total                                                        2,732,424      995,823          1,214,161      46,261         244,272
----------------------------------------------------------------------------------------------------------------------------------



RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2 - 135

                                                                RVS VP      RVS VP           RVS VP         RVS VP        RVS VP
PRICE LEVEL                                                    INC OPP     INTL OPP        LG CAP EQ      LG CAP VAL   MID CAP GRO
                                                            ----------------------------------------------------------------------
1.00%                                                               --           --               --            --              --
1.05%                                                           80,710           --               --            --              --
1.10%                                                               --           --               --            --              --
1.15%                                                           27,769           --           87,393            --              --
1.20%                                                           81,298           --               --            --              --
1.25%                                                           56,446           --               --            --              --
1.30%                                                            8,128           --           45,269            --              --
1.35%                                                           92,294           --          277,000            --              --
1.40%                                                           95,217       92,109          312,718            --         186,272
1.50%                                                          121,250           --          119,598            --              --
1.55%                                                           15,142           --            7,954            --              --
1.65%                                                               --           --            2,593            --              --
1.70%                                                           25,722           --           14,871            --              --
----------------------------------------------------------------------------------------------------------------------------------
Total                                                          603,976       92,109          867,396            --         186,272
----------------------------------------------------------------------------------------------------------------------------------

                                                                                                                          VANK LIT
                                                               RVS VP      RVS VP         RVS VP          RVS VP         COMSTOCK,
PRICE LEVEL                                                   S&P 500    SELECT VAL   SHORT DURATION    SM CAP VAL         CL II
                                                            ----------------------------------------------------------------------
1.00%                                                           53,325           --            9,331         2,843              --
1.05%                                                               --           --            5,233            --         200,668
1.10%                                                          410,036           --          353,808         4,721              --
1.15%                                                               --           --           31,885       248,187         651,673
1.20%                                                               --           --               --            --         176,129
1.25%                                                              865           --           66,148            --         123,098
1.30%                                                           78,941           --          105,883       157,461         706,668
1.35%                                                          469,173           --          501,796       284,670       1,213,059
1.40%                                                           32,131           --           52,293        10,278         213,798
1.50%                                                           12,982           --           20,430       300,845         926,173
1.55%                                                            7,120           --           39,282        16,349         100,806
1.65%                                                           89,129           --          100,695         3,250              --
1.70%                                                               --           --            7,828        37,003         143,304
----------------------------------------------------------------------------------------------------------------------------------
Total                                                        1,153,702           --        1,294,612     1,065,607       4,455,376
----------------------------------------------------------------------------------------------------------------------------------

                                                                                         VANK UIF
                                                                                      U.S. REAL EST,      WANGER          WANGER
PRICE LEVEL                                                                                CL II       INTL SM CAP      U.S. SM CO
                                                                                      --------------------------------------------
1.00%                                                                                             --            --              --
1.05%                                                                                            917        86,218          22,525
1.10%                                                                                             --            --              --
1.15%                                                                                         11,088       178,033         144,524
1.20%                                                                                             --        72,075          14,223
1.25%                                                                                            856        48,353           8,217
1.30%                                                                                         12,506       187,036         174,142
1.35%                                                                                          6,935       361,828         252,906
1.40%                                                                                             --        94,819          19,008
1.50%                                                                                          8,451       254,307         171,668
1.55%                                                                                            934        27,356          19,809
1.65%                                                                                             --            --              --
1.70%                                                                                          4,022        37,499          24,878
----------------------------------------------------------------------------------------------------------------------------------
Total                                                                                         45,709     1,347,524         851,900
----------------------------------------------------------------------------------------------------------------------------------



136 - RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

The following is a summary of net assets at Dec. 31, 2006:

                                                          AIM VI           AIM VI          AIM VI          AIM VI       AIM VI
                                                        BASIC VAL,        CAP DEV,        CORE EQ,        CORE EQ,     INTL GRO,
PRICE LEVEL                                               SER II           SER II           SER I          SER II        SER I
                                                     -----------------------------------------------------------------------------
1.00%                                                  $     5,067       $      88      $        --     $       107   $        --
1.05%                                                           86              84               --              --            --
1.10%                                                      153,256          66,463               --           7,752            --
1.15%                                                       92,251              65               --              --            --
1.20%                                                           86              84               --              --            --
1.25%                                                        1,439             118               --             107            --
1.30%                                                       73,662          19,316               --             107            --
1.35%                                                      471,813          89,734               --             107            --
1.40%                                                       61,923              87          919,853             107       169,910
1.50%                                                       98,864              65               --              --            --
1.55%                                                       24,517              86               --             106            --
1.65%                                                       84,923           6,749               --             106            --
1.70%                                                        7,405              64               --              --            --
----------------------------------------------------------------------------------------------------------------------------------
Total                                                  $ 1,075,292       $ 183,003      $   919,853     $     8,499   $   169,910
----------------------------------------------------------------------------------------------------------------------------------

                                                          AIM VI          AB VPS           AB VPS          AB VPS       AB VPS
                                                     MID CAP CORE EQ,   BAL SHARES,     GLOBAL TECH,     GRO & INC,    INTL VAL,
PRICE LEVEL                                               SER II           CL B             CL B            CL B         CL B
                                                     -----------------------------------------------------------------------------
1.00%                                                  $        --       $   3,110      $    12,138     $     1,780   $        --
1.05%                                                           83             112               --             176        93,622
1.10%                                                           --          70,881          140,408         349,056            --
1.15%                                                       21,909          11,432               --             124       321,525
1.20%                                                           83             112               --             176        79,193
1.25%                                                           83              73               73             116        54,378
1.30%                                                        6,950          71,150               73          10,302       364,581
1.35%                                                       68,944          95,421           19,249         420,045       610,736
1.40%                                                           83          17,864            5,537          34,931       107,561
1.50%                                                       25,681          18,084               --             123       457,473
1.55%                                                        1,662              73               73             120        48,197
1.65%                                                           --          19,975           51,978         626,118            --
1.70%                                                        1,938              87               --             123        69,860
----------------------------------------------------------------------------------------------------------------------------------
Total                                                  $   127,416       $ 308,374      $   229,529     $ 1,443,190   $ 2,207,126
----------------------------------------------------------------------------------------------------------------------------------

                                                          AB VPS          AC VP            AC VP           AC VP         AC VP
                                                        LG CAP GRO,     INC & GRO,    INFLATION PROT,      INTL,         ULTRA,
PRICE LEVEL                                                CL B            CL I            CL II           CL II         CL II
                                                     -----------------------------------------------------------------------------
1.00%                                                  $     3,049       $      --      $        --     $        --   $        --
1.05%                                                           --              --            2,045              92       213,757
1.10%                                                       38,348              --               --              --            --
1.15%                                                           --              --          341,530              72       443,840
1.20%                                                           --              --            2,043              92       180,325
1.25%                                                          111              --            2,042              91       122,462
1.30%                                                       35,701              --          428,726              72       442,968
1.35%                                                       43,467              --          445,750              72       923,218
1.40%                                                      158,483         261,530            2,041              91       192,165
1.50%                                                           --              --          425,732              72       674,205
1.55%                                                          110              --           78,585              72        59,405
1.65%                                                      117,191              --               --              --            --
1.70%                                                           --              --           84,424              71        96,727
----------------------------------------------------------------------------------------------------------------------------------
Total                                                  $   396,460       $ 261,530      $ 1,812,918     $       797   $ 3,349,072
----------------------------------------------------------------------------------------------------------------------------------



RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2 - 137

                                                         AC VP         AC VP          COL            COL          DREY IP
                                                          VAL,          VAL,       HI YIELD,     SM CAP VAL,   MIDCAP STOCK,
PRICE LEVEL                                              CL I          CL II        VS CL B        VS CL B         SERV
                                                      -----------------------------------------------------------------------
1.00%                                                 $        --   $        --   $        --   $         --     $      --
1.05%                                                          --            87        17,111            115            81
1.10%                                                          --            --            --             --            --
1.15%                                                          --            63        88,423             98        11,528
1.20%                                                          --            87        15,873            115            81
1.25%                                                          --            87        14,287            115            81
1.30%                                                          --        18,995       118,665             97            89
1.35%                                                          --        35,161       107,890             97         8,453
1.40%                                                     153,654            87        67,813            114            81
1.50%                                                          --            63       140,784             97        14,902
1.55%                                                          --            63        42,430             97            89
1.65%                                                          --            --            --             --            --
1.70%                                                          --            62        41,641             96            90
-----------------------------------------------------------------------------------------------------------------------------
Total                                                 $   153,654   $    54,755   $   654,917   $      1,041     $  35,475
-----------------------------------------------------------------------------------------------------------------------------

                                                        DREY IP       DREY VIF     DREY VIF        FID VIP        FID VIP
                                                       TECH GRO,        APPR,      INTL VAL,     CONTRAFUND        GRO,
PRICE LEVEL                                              SERV           SERV         SERV         SERV CL 2      SERV CL 2
                                                      -----------------------------------------------------------------------
1.00%                                                 $        --   $        --   $        --   $    334,429     $   2,908
1.05%                                                      45,530           174            87        451,155           164
1.10%                                                          --            --            --      2,388,610       134,522
1.15%                                                     103,123           145           105      1,064,617           134
1.20%                                                      41,075           173            87        333,651           164
1.25%                                                      26,096           173            87        800,455        28,675
1.30%                                                     101,360           144           105      1,092,790         7,692
1.35%                                                     215,762         9,002           105      4,027,617       121,149
1.40%                                                      40,213           173            87        700,302        84,105
1.50%                                                     158,445           144           105      1,697,769           133
1.55%                                                      12,721           144           104        263,422        11,969
1.65%                                                          --            --            --        307,135       202,326
1.70%                                                      20,937           143           104        256,180           132
-----------------------------------------------------------------------------------------------------------------------------
Total                                                 $   765,262   $    10,415   $       976   $ 13,718,132     $ 594,073
-----------------------------------------------------------------------------------------------------------------------------

                                                        FID VIP       FID VIP       FID VIP     FTVIPT FRANK   FTVIPT FRANK
                                                       INVEST GR,     MID CAP,     OVERSEAS,       INC SEC,      REAL EST,
PRICE LEVEL                                            SERV CL 2     SERV CL 2     SERV CL 2         CL 2          CL 2
                                                      -----------------------------------------------------------------------
1.00%                                                 $        --   $   123,097   $   170,008   $         --     $  23,094
1.05%                                                      22,049        73,975        24,334             84            --
1.10%                                                          --       929,448       221,505             --       122,664
1.15%                                                     301,049       149,113        48,252             91            --
1.20%                                                          78        64,298        19,451             84            --
1.25%                                                       8,707       119,761        27,049             84        17,223
1.30%                                                     431,700       425,868        29,144             91       122,810
1.35%                                                     335,327       782,282       397,838             91        68,021
1.40%                                                      16,819       344,588        40,263             84           156
1.50%                                                     298,137       255,168        69,897          1,551            --
1.55%                                                     113,487       152,191         6,166             90        22,824
1.65%                                                          --       982,242        35,405             --        52,814
1.70%                                                      89,614        36,268         8,090             90            --
-----------------------------------------------------------------------------------------------------------------------------
Total                                                 $ 1,616,967   $ 4,438,299   $ 1,097,402   $      2,340     $ 429,606
-----------------------------------------------------------------------------------------------------------------------------



138 - RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

                                                 FTVIPT FRANK     FTVIPT FRANK     FTVIPT FRANK          FTVIPT            FTVIPT
                                                 RISING DIVD,      SM CAP VAL,      SM MID CAP        MUTUAL SHARES       TEMP FOR
PRICE LEVEL                                          CL 2             CL 2           GRO, CL 2          SEC, CL 2         SEC, CL 2
                                                -----------------------------------------------------------------------------------
1.00%                                            $         --         $  4,105       $   79,982        $    272,897       $  12,064
1.05%                                                     114               --              112             150,601              --
1.10%                                                      --          220,067          132,353           1,124,612         149,443
1.15%                                                      91               --              106              33,435              --
1.20%                                                     114               --              112             126,914              --
1.25%                                                     114               96           32,196             456,189          19,263
1.30%                                                      91           42,096          142,724             208,574          56,054
1.35%                                                      91          344,075          584,355           1,688,251         302,968
1.40%                                                     113           19,539           14,026             847,859          30,002
1.50%                                                      90               --            5,143             151,346              --
1.55%                                                      90           22,600           21,305             299,073              95
1.65%                                                      --           67,885          155,157             557,457         108,984
1.70%                                                      90               --               84              73,493              --
-----------------------------------------------------------------------------------------------------------------------------------
Total                                             $       998        $ 720,463      $ 1,167,655        $  5,990,701       $ 678,873
-----------------------------------------------------------------------------------------------------------------------------------

                                                     FTVIPT          FTVIPT           GS VIT                            JANUS ASPEN
                                                  TEMP GLOBAL       TEMP GRO       MID CAP VAL,        JANUS ASPEN       WORLD GRO,
PRICE LEVEL                                        INC, CL 2        SEC, CL 2          INST             BAL, INST           INST
                                                -----------------------------------------------------------------------------------
1.00%                                             $        --          $    --      $        --       $          --      $       --
1.05%                                                 100,704               88          147,689                  --              --
1.10%                                                      --               --               --                  --              --
1.15%                                                 155,209               68          258,776                  --              --
1.20%                                                  94,703               88          126,304                  --              --
1.25%                                                  72,543               88           82,830                  --              --
1.30%                                                 172,321               67          250,649                  --              --
1.35%                                                 285,743               67          566,125                  --              --
1.40%                                                 140,262               88          154,487           2,498,811         482,834
1.50%                                                 293,701               67          486,997                  --              --
1.55%                                                  50,390               67           41,347                  --              --
1.65%                                                      --               --               --                  --              --
1.70%                                                  69,007               67           58,886                  --              --
-----------------------------------------------------------------------------------------------------------------------------------
Total                                             $ 1,434,583          $   755      $ 2,174,090       $   2,498,811      $  482,834
-----------------------------------------------------------------------------------------------------------------------------------

                                                      MFS             MFS              MFS                 MFS
                                                INV GRO STOCK,      NEW DIS,      TOTAL RETURN,         UTILITIES,         OPCAP
PRICE LEVEL                                        SERV CL          SERV CL          SERV CL             SERV CL             EQ
                                                -----------------------------------------------------------------------------------
1.00%                                               $   8,913        $   1,775       $   38,084         $       119       $      --
1.05%                                                      83               88              111                 125              --
1.10%                                                 187,961          107,449        1,205,037              92,552              --
1.15%                                                      55           10,619            5,709                 117              --
1.20%                                                      83               88              111                 125              --
1.25%                                                  27,102           25,987          175,334                 118              --
1.30%                                                   8,995            4,109           23,558               4,343              --
1.35%                                                 127,980          141,094        1,972,640               4,186              --
1.40%                                                      58           24,887          100,386               4,387         112,717
1.50%                                                      56               89            2,351                 118              --
1.55%                                                      58               76           41,038              12,800              --
1.65%                                                   5,611               76          184,887               9,397              --
1.70%                                                      56               89               85                 117              --
-----------------------------------------------------------------------------------------------------------------------------------
Total                                               $ 367,011        $ 316,426      $ 3,749,331         $   128,504       $ 112,717
-----------------------------------------------------------------------------------------------------------------------------------



RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2 - 139

                                                                                       OPPEN              OPPEN         OPPEN GLOBAL
                                                     OPCAP            OPCAP           CAP APPR         CAP APPR VA,        SEC VA,
PRICE LEVEL                                         MANAGED          SM CAP              VA                SERV             SERV
                                                -----------------------------------------------------------------------------------
1.00%                                              $       --        $      --        $      --        $    109,312      $    1,546
1.05%                                                      --               --               --                 194             176
1.10%                                                      --               --               --             698,248         232,701
1.15%                                                      --               --               --             274,394             139
1.20%                                                      --               --               --                 194             176
1.25%                                                      --               --               --              35,307          18,486
1.30%                                                      --               --               --             471,108          16,039
1.35%                                                      --               --               --           1,713,583         196,859
1.40%                                                 581,395          198,786          610,864             267,778          61,219
1.50%                                                      --               --               --             329,564             137
1.55%                                                      --               --               --              43,379             146
1.65%                                                      --               --               --             263,745         125,646
1.70%                                                      --               --               --              83,804             137
-----------------------------------------------------------------------------------------------------------------------------------
Total                                              $  581,395        $ 198,786        $ 610,864        $  4,290,610      $  653,407
-----------------------------------------------------------------------------------------------------------------------------------


                                                     OPPEN            OPPEN           OPPEN               OPPEN            PUT VT
                                                    HI INC          HI INC VA,      MAIN ST SM          STRATEGIC         DIV INC,
PRICE LEVEL                                           VA              SERV         CAP VA, SERV       BOND VA, SERV        CL IA
                                                -----------------------------------------------------------------------------------
1.00%                                              $       --        $  18,246     $     26,162        $    238,073        $     --
1.05%                                                      --               --              113             143,675              --
1.10%                                                      --           92,291          743,991           1,157,431              --
1.15%                                                      --               --           79,576             431,755              --
1.20%                                                      --               --              111              79,139              --
1.25%                                                      --           13,921           80,789             640,371              --
1.30%                                                      --           11,182           54,988             474,585              --
1.35%                                                      --           65,512          517,821           1,308,161              --
1.40%                                                 274,726           12,014          220,810             596,066         112,562
1.50%                                                      --               --          179,760             442,703              --
1.55%                                                      --            1,844           85,795             352,944              --
1.65%                                                      --           23,468          779,495             395,568              --
1.70%                                                      --               --               96             116,015              --
-----------------------------------------------------------------------------------------------------------------------------------
Total                                              $  274,726        $ 238,478      $ 2,769,507         $ 6,376,486       $ 112,562
-----------------------------------------------------------------------------------------------------------------------------------

                                                    PUT VT           PUT VT           PUT VT              PUT VT           PUT VT
                                                    DIV INC,       GRO & INC,       GRO & INC,           SCIENCES,        HI YIELD,
PRICE LEVEL                                          CL IB           CL IA             CL IB              CL IB            CL IA
                                                -----------------------------------------------------------------------------------
1.00%                                              $       --        $      --      $    19,525           $      --       $      --
1.05%                                                      --               --               --                  81              --
1.10%                                                      --               --           35,842                  --              --
1.15%                                                      --               --               --                  59              --
1.20%                                                      --               --               --                  81              --
1.25%                                                      --               --           37,321                  81              --
1.30%                                                      --               --              122                  59              --
1.35%                                                      --               --           29,248                  59              --
1.40%                                                 403,055          354,141          987,784                  81         141,562
1.50%                                                      --               --               --                  59              --
1.55%                                                      --               --           12,671                  59              --
1.65%                                                      --               --              121                  --              --
1.70%                                                      --               --               --                  58              --
-----------------------------------------------------------------------------------------------------------------------------------
Total                                              $  403,055        $ 354,141      $ 1,122,634            $    677       $ 141,562
-----------------------------------------------------------------------------------------------------------------------------------



140 - RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

                                                              PUT VT        PUT VT          PUT VT          PUT VT         PUT VT
                                                            HI YIELD,      INTL EQ,        NEW OPP,       RESEARCH,     SM CAP VAL,
PRICE LEVEL                                                   CL IB         CL IB           CL IA           CL IB          CL IB
                                                           ------------------------------------------------------------------------
1.00%                                                      $        --   $    93,826   $             --   $      76   $          --
1.05%                                                               --           122                 --          --         110,679
1.10%                                                               --        10,807                 --          76              --
1.15%                                                               --            73                 --          --          20,681
1.20%                                                               --           122                 --          --          88,362
1.25%                                                               --         7,509                 --          75          57,783
1.30%                                                               --           102                 --          75           8,715
1.35%                                                               --        13,061                 --          75         128,552
1.40%                                                          184,326        74,846             91,881          75         103,071
1.50%                                                               --            73                 --          --          89,348
1.55%                                                               --           101                 --          74           9,061
1.65%                                                               --        16,883                 --          74              --
1.70%                                                               --            73                 --          --          17,427
-----------------------------------------------------------------------------------------------------------------------------------
Total                                                      $   184,326   $   217,598   $         91,881   $     600   $     633,679
-----------------------------------------------------------------------------------------------------------------------------------

                                                              PUT VT        PUT VT
                                                              VISTA,       VOYAGER,         RVS VP          RVS VP        RVS VP
PRICE LEVEL                                                   CL IB         CL IB             BAL         CASH MGMT      DIV BOND
                                                           ------------------------------------------------------------------------
1.00%                                                      $        84   $        --   $             --   $   2,523   $      70,718
1.05%                                                               82            --                 --       3,114         204,156
1.10%                                                            3,655            --                 --      51,173         236,222
1.15%                                                               61            --                 --     111,609          82,344
1.20%                                                               82            --                 --       2,035         217,192
1.25%                                                               84            --                 --       3,084         227,446
1.30%                                                           10,486            --                 --      19,400          19,857
1.35%                                                            1,621            --                 --      41,032         647,121
1.40%                                                            2,002       604,822            968,171     301,189         864,737
1.50%                                                               60            --                 --       8,514         417,379
1.55%                                                               83            --                 --       3,549         121,368
1.65%                                                           14,358            --                 --     119,374          47,248
1.70%                                                               60            --                 --       7,506         101,761
-----------------------------------------------------------------------------------------------------------------------------------
Total                                                      $    32,718   $   604,822   $        968,171   $ 674,102   $   3,257,549
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                            RVS VP
                                                              RVS VP        RVS VP     GLOBAL INFLATION     RVS VP       RVS VP
PRICE LEVEL                                                 DIV EQ INC    EMER MKTS       PROT SEC           GRO      HI YIELD BOND
                                                           ------------------------------------------------------------------------
1.00%                                                      $   195,429   $        --   $             --   $      65   $          --
1.05%                                                          231,301        89,221            167,533          85           6,818
1.10%                                                          156,400            --                 --      53,126              --
1.15%                                                          593,939       245,751             45,642          62          58,545
1.20%                                                          202,953        77,046            151,436          85           2,145
1.25%                                                          145,192        49,330            112,104          64           6,150
1.30%                                                          747,241       282,625             13,769          64          89,104
1.35%                                                        1,070,481       490,063            174,150      19,807          33,497
1.40%                                                          270,195        83,578            237,663          64           7,149
1.50%                                                          899,595       353,125            244,978          61          38,712
1.55%                                                          110,453        35,675             38,220          64          21,603
1.65%                                                           25,482            --                 --          64              --
1.70%                                                          151,797        50,889             58,050          61          20,716
-----------------------------------------------------------------------------------------------------------------------------------
Total                                                      $ 4,800,458   $ 1,757,303   $      1,243,545   $  73,672   $     284,439
-----------------------------------------------------------------------------------------------------------------------------------



RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2 - 141

                                                            RVS VP        RVS VP          RVS VP           RVS VP         RVS VP
PRICE LEVEL                                                INC OPP       INTL OPP        LG CAP EQ       LG CAP VAL    MID CAP GRO
                                                         --------------------------------------------------------------------------
1.00%                                                    $        --   $        --   $            109   $        --   $          --
1.05%                                                         85,657            89                115            88              80
1.10%                                                             --            --                109            --              --
1.15%                                                         30,469            75            107,639            64              57
1.20%                                                         86,213            88                115            87              80
1.25%                                                         59,839            88                108            87              80
1.30%                                                          9,984            73             55,580            63              57
1.35%                                                        100,834            73            339,731            63              57
1.40%                                                        100,868       124,110            378,045            87         178,108
1.50%                                                        132,042            73            146,216            63              56
1.55%                                                         16,474            73              9,712            63              56
1.65%                                                             --            --              2,797            --              --
1.70%                                                         27,895            73             18,102            63              56
-----------------------------------------------------------------------------------------------------------------------------------
Total                                                    $   650,275   $   124,815   $      1,058,378   $       728   $     178,687
-----------------------------------------------------------------------------------------------------------------------------------


                                                                                                                         VANK LIT
                                                            RVS VP        RVS VP          RVS VP           RVS VP       COMSTOCK,
PRICE LEVEL                                                S&P 500      SELECT VAL    SHORT DURATION     SM CAP VAL       CL II
                                                         --------------------------------------------------------------------------
1.00%                                                    $    91,494   $        --   $          9,578   $     6,314   $          --
1.05%                                                             86            83              7,432            86         226,332
1.10%                                                        700,054            --            362,746        10,444              --
1.15%                                                             61            60             33,028       324,412         793,228
1.20%                                                             86            83              2,055            85         198,526
1.25%                                                          1,511            83             67,457            94         138,692
1.30%                                                        133,921            60            107,480       345,851         857,686
1.35%                                                        794,446            60            508,514       623,741       1,470,203
1.40%                                                         54,288            83             52,935        22,478         240,689
1.50%                                                         15,508            59             21,005       390,678       1,119,401
1.55%                                                         11,965            59             39,521        35,552         121,655
1.65%                                                        149,226            --            100,877         7,042              --
1.70%                                                             60            59              9,034        47,804         172,422
-----------------------------------------------------------------------------------------------------------------------------------
Total                                                    $ 1,952,706   $       689   $      1,321,662   $ 1,814,581   $   5,338,834
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                           VANK
                                                                                      U.S. REAL EST,       WANGER         WANGER
PRICE LEVEL                                                                                CL II        INTL SM CAP     U.S. SM CO
                                                                                     ----------------------------------------------
1.00%                                                                                $             --   $        --   $          --
1.05%                                                                                           1,319       106,267          24,364
1.10%                                                                                              --            --              --
1.15%                                                                                          18,335       314,833         176,287
1.20%                                                                                             187        88,687          15,365
1.25%                                                                                           1,242        59,444           8,858
1.30%                                                                                          20,625       329,839         211,819
1.35%                                                                                          11,424       637,059         307,151
1.40%                                                                                             186       116,491          20,477
1.50%                                                                                          13,879       446,662         207,944
1.55%                                                                                           1,657        47,960          23,955
1.65%                                                                                              --            --              --
1.70%                                                                                           6,587        65,581          29,991
-----------------------------------------------------------------------------------------------------------------------------------
Total                                                                                $         75,441   $ 2,212,823   $   1,026,211
-----------------------------------------------------------------------------------------------------------------------------------



142 - RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

9. FINANCIAL HIGHLIGHTS

The following is a summary for each period in the five year period ended Dec. 31, 2006 of units, net assets and investment income ratios in addition to the accumulation unit values, total returns and expense ratios for variable annuity contracts with the highest and lowest expense. Some of these subaccounts only offer one price level.

                                       AT DEC. 31                                    FOR THE YEAR ENDED DEC. 31
                         --------------------------------------  -------------------------------------------------------------------
                                    ACCUMULATION
                         UNITS       UNIT VALUE      NET ASSETS    INVESTMENT        EXPENSE RATIO               TOTAL RETURN
                         (000S)   LOWEST TO HIGHEST    (000S)    INCOME RATIO(1)  LOWEST TO HIGHEST(2)       LOWEST TO HIGHEST(3)
                         -----------------------------------------------------------------------------------------------------------
AIM VI BASIC VAL, SER II
2006                     642        $1.86 to $1.19     $1,075        0.13%           1.00% to 1.70%        11.82%     to   11.04%
2005                     636        $1.67 to $1.07     $  954        0.00%           1.00% to 1.70%         4.39%     to    3.66%
2004                     332        $1.60 to $1.03     $  518          --            1.00% to 1.70%         9.74%     to    3.12%(5)
2003                      89        $1.46 to $1.45     $  129          --            1.00% to 1.65%        46.00%(4)  to   45.00%(4)
2002                      --           --       --         --          --              --       --            --              --
------------------------------------------------------------------------------------------------------------------------------------

AIM VI CAP DEV, SER II
2006                      92        $2.00 to $1.29     $  183          --            1.00% to 1.70%        15.10%     to   14.31%
2005                      87        $1.74 to $1.13     $  151          --            1.00% to 1.70%         8.18%     to    7.43%
2004                      99        $1.61 to $1.05     $  160          --            1.00% to 1.70%        14.12%     to    4.90%(5)
2003                      26        $1.41 to $1.40     $   36          --            1.00% to 1.65%        41.00%(4)  to   40.00%(4)
2002                      --           --       --         --          --              --       --            --              --
------------------------------------------------------------------------------------------------------------------------------------

AIM VI CORE EQ, SER I
2006                     719        $1.28 to $1.28     $  920        0.59%           1.40% to 1.40%        15.09%     to   15.09%
2005                     540        $1.11 to $1.11     $  600        1.42%           1.40% to 1.40%         3.85%     to    3.85%
2004                     627        $1.07 to $1.07     $  671        0.89%           1.40% to 1.40%         7.45%     to    7.45%
2003                     775        $1.00 to $1.00     $  772        1.01%           1.40% to 1.40%        23.46%     to   23.46%
2002                     866        $0.81 to $0.81     $  703        0.31%           1.40% to 1.40%       (17.35%)    to  (17.35%)
------------------------------------------------------------------------------------------------------------------------------------

AIM VI CORE EQ, SER II
2006                       7        $1.08 to $1.08     $    8        0.84%           1.00% to 1.65%         8.26%(7)  to    7.79%(7)
2005                      --           --       --         --          --              --       --            --              --
2004                      --           --       --         --          --              --       --            --              --
2003                      --           --       --         --          --              --       --            --              --
2002                      --           --       --         --          --              --       --            --              --
------------------------------------------------------------------------------------------------------------------------------------

AIM VI INTL GRO, SER I
2006                     103        $1.65 to $1.65     $  170        0.88%           1.40% to 1.40%        26.46%     to   26.46%
2005                     154        $1.31 to $1.31     $  201        0.58%           1.40% to 1.40%        16.29%     to   16.29%
2004                     207        $1.12 to $1.12     $  232        0.62%           1.40% to 1.40%        22.28%     to   22.28%
2003                     258        $0.92 to $0.92     $  237        0.57%           1.40% to 1.40%        27.78%     to   27.78%
2002                     270        $0.72 to $0.72     $  195        0.50%           1.40% to 1.40%       (17.24%)    to  (17.24%)
------------------------------------------------------------------------------------------------------------------------------------

AIM VI MID CAP CORE EQ, SER II
2006                     107        $1.10 to $1.18     $  127        0.73%           1.05% to 1.70%        10.79%(9)  to    9.11%
2005                     106        $1.09 to $1.08     $  115        0.35%           1.15% to 1.70%         6.04%     to    5.47%
2004                      17        $1.03 to $1.02     $   17        0.12%           1.15% to 1.70%         2.72%(5)  to    2.65%(5)
2003                      --           --       --         --          --              --       --            --              --
2002                      --           --       --         --          --              --       --            --              --
------------------------------------------------------------------------------------------------------------------------------------

AB VPS BAL SHARES, CL B
2006                     221        $1.43 to $1.14     $  308        2.19%           1.00% to 1.70%        10.46%     to    9.70%
2005                     226        $1.30 to $1.04     $  285        2.34%           1.00% to 1.70%         2.58%     to    1.86%
2004                     186        $1.26 to $1.02     $  236        2.16%           1.00% to 1.70%         7.71%     to    2.17%(5)
2003                      95        $1.17 to $1.17     $  113        1.59%           1.00% to 1.65%        17.00%(4)  to   17.00%(4)
2002                      --           --       --         --          --              --       --            --              --
------------------------------------------------------------------------------------------------------------------------------------



RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2 - 143

                                       AT DEC. 31                                    FOR THE YEAR ENDED DEC. 31
                         --------------------------------------  -------------------------------------------------------------------
                                    ACCUMULATION
                         UNITS       UNIT VALUE      NET ASSETS    INVESTMENT        EXPENSE RATIO               TOTAL RETURN
                         (000S)   LOWEST TO HIGHEST    (000S)    INCOME RATIO(1)  LOWEST TO HIGHEST(2)       LOWEST TO HIGHEST(3)
                         -----------------------------------------------------------------------------------------------------------
AB VPS GLOBAL TECH, CL B
2006                     143        $1.62 to $1.58     $  230          --            1.00% to 1.65%         7.31%     to    6.61%
2005                     144        $1.51 to $1.48     $  215          --            1.00% to 1.65%         2.62%     to    1.96%
2004                     130        $1.47 to $1.45     $  190          --            1.00% to 1.65%         4.04%     to    3.37%
2003                      40        $1.41 to $1.40     $   56          --            1.00% to 1.65%        41.00%(4)  to   40.00%(4)
2002                      --           --       --         --          --              --       --            --              --
------------------------------------------------------------------------------------------------------------------------------------

AB VPS GRO & INC, CL B
2006                     810        $1.81 to $1.22     $1,443        1.15%           1.00% to 1.70%        15.82%     to   15.02%
2005                     830        $1.56 to $1.06     $1,282        1.27%           1.00% to 1.70%         3.56%     to    2.84%
2004                     856        $1.51 to $1.03     $1,283        0.65%           1.00% to 1.70%        10.12%     to    3.34%(5)
2003                     473        $1.37 to $1.36     $  645        0.17%           1.00% to 1.65%        37.00%(4)  to   36.00%(4)
2002                      --           --       --         --          --              --       --            --              --
------------------------------------------------------------------------------------------------------------------------------------

AB VPS INTL VAL, CL B
2006                   1,428        $1.24 to $1.60     $2,207        1.22%           1.05% to 1.70%        25.02%(9)  to   32.85%
2005                     672        $1.22 to $1.21     $  814        0.35%           1.15% to 1.70%        15.19%     to   14.56%
2004                      27        $1.05 to $1.05     $   29          --            1.15% to 1.70%         5.44%(5)  to    5.37%(5)
2003                      --           --                  --          --              --       --            --              --
2002                      --           --                  --          --              --       --            --              --
------------------------------------------------------------------------------------------------------------------------------------

AB VPS LG CAP GRO, CL B
2006                     262        $1.54 to $1.50     $  396          --            1.00% to 1.65%        (1.63%)    to   (2.26%)
2005                     252        $1.56 to $1.54     $  389          --            1.00% to 1.65%        13.70%     to   12.97%
2004                     264        $1.37 to $1.36     $  361          --            1.00% to 1.65%         7.27%     to    6.57%
2003                     103        $1.28 to $1.28     $  132          --            1.00% to 1.65%        28.00%(4)  to   28.00%(4)
2002                      --           --       --         --          --              --       --            --              --
------------------------------------------------------------------------------------------------------------------------------------

AC VP INC & GRO, CL I
2006                     190        $1.37 to $1.37     $  262        1.88%           1.40% to 1.40%        15.47%     to   15.47%
2005                     239        $1.19 to $1.19     $  284        2.09%           1.40% to 1.40%         3.18%     to    3.18%
2004                     256        $1.15 to $1.15     $  295        1.49%           1.40% to 1.40%        11.42%     to   11.42%
2003                     318        $1.03 to $1.03     $  329        1.45%           1.40% to 1.40%        27.16%     to   27.16%
2002                     389        $0.81 to $0.81     $  315        1.10%           1.40% to 1.40%       (20.59%)    to  (20.59%)
------------------------------------------------------------------------------------------------------------------------------------

AC VP INFLATION PROT, CL II
2006                   1,779        $1.02 to $1.01     $1,813        3.46%           1.05% to 1.70%         2.13%(9)  to   (0.13%)
2005                   1,213        $1.01 to $1.01     $1,228        5.06%           1.15% to 1.70%         0.40%     to   (0.15%)
2004                      42        $1.01 to $1.01     $   49        4.48%           1.15% to 1.70%         0.89%(5)  to    0.82%(5)
2003                      --           --       --         --          --              --       --            --              --
2002                      --           --       --         --          --              --       --            --              --
------------------------------------------------------------------------------------------------------------------------------------

AC VP INTL, CL II
2006                      --        $1.21 to $1.44     $    1        0.98%           1.05% to 1.70%        22.04%(9)  to   22.64%
2005                      --        $1.18 to $1.18         --        1.00%           1.15% to 1.70%        11.82%     to   11.20%
2004                      --        $1.06 to $1.06         --          --            1.15% to 1.70%         5.92%(5)  to    5.84%(5)
2003                      --           --       --         --          --              --       --            --              --
2002                      --           --       --         --          --              --       --            --              --
------------------------------------------------------------------------------------------------------------------------------------

AC VP ULTRA, CL II
2006                   3,360        $1.03 to $0.98     $3,349          --            1.05% to 1.70%         4.25%(9)  to   (5.01%)
2005                   1,053        $1.04 to $1.03     $1,091          --            1.15% to 1.70%         0.81%     to    0.26%
2004                      55        $1.03 to $1.03     $   57          --            1.15% to 1.70%         2.90%(5)  to    2.83%(5)
2003                      --           --       --         --          --              --       --            --              --
2002                      --           --       --         --          --              --       --            --              --
------------------------------------------------------------------------------------------------------------------------------------



144 - RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

                                             AT DEC. 31                               FOR THE YEAR ENDED DEC. 31
                              --------------------------------------  --------------------------------------------------------------
                                         ACCUMULATION                 INVESTMENT
                               UNITS      UNIT VALUE      NET ASSETS    INCOME        EXPENSE RATIO           TOTAL RETURN
                              (000S)   LOWEST TO HIGHEST    (000S)      RATIO(1)   LOWEST TO HIGHEST(2)   LOWEST TO HIGHEST(3)
                              ------------------------------------------------------------------------------------------------------
AC VP VAL, CL I
2006                             81    $1.89  to   $1.89     $154        1.56%      1.40%   to  1.40%      17.01%    to  17.01%
2005                            136    $1.61  to   $1.61     $219        0.90%      1.40%   to  1.40%       3.58%    to   3.58%
2004                            144    $1.56  to   $1.56     $225        1.04%      1.40%   to  1.40%      12.74%    to  12.74%
2003                            168    $1.38  to   $1.38     $232        1.13%      1.40%   to  1.40%      26.61%    to  26.61%
2002                            184    $1.09  to   $1.09     $200        0.89%      1.40%   to  1.40%     (13.49%)   to (13.49%)
------------------------------------------------------------------------------------------------------------------------------------

AC VP VAL, CL II
2006                             43    $1.15  to   $1.24     $ 55        0.13%      1.05%   to  1.70%      16.22%(9) to  16.48%
2005                              3    $1.07  to   $1.07     $  3        0.16%      1.15%   to  1.70%       3.64%    to   3.10%
2004                             --    $1.04  to   $1.04       --          --       1.15%   to  1.70%       3.53%(5) to   3.46%(5)
2003                             --      --           --       --          --         --          --          --            --
2002                             --      --           --       --          --         --          --          --            --
------------------------------------------------------------------------------------------------------------------------------------

COL HI YIELD, VS CL B
2006                            613    $1.08  to   $1.07     $655        3.64%      1.05%   to  1.70%       7.84%(9) to   6.53%(7)
2005                             --       --          --       --          --         --          --          --           --
2004                             --       --          --       --          --         --          --          --           --
2003                             --       --          --       --          --         --          --          --           --
2002                             --       --          --       --          --         --          --          --           --
------------------------------------------------------------------------------------------------------------------------------------

COL SM CAP VAL, VS CL B
2006                             --    $1.13  to   $1.28     $  1        0.43%      1.05%   to  1.70%      14.46%(9) to  17.35%
2005                             --    $1.10  to   $1.09       --          --       1.15%   to  1.70%       4.26%    to   3.69%
2004                             --    $1.06  to   $1.06       --        2.47%      1.15%   to  1.70%       5.34%(5) to   5.27%(5)
2003                             --       --          --       --          --         --          --          --            --
2002                             --       --          --       --          --         --          --          --            --
------------------------------------------------------------------------------------------------------------------------------------

DREY IP MIDCAP STOCK, SERV
2006                             29    $1.06  to   $1.18     $ 35        0.17%      1.05%   to  1.70%       7.92%(9) to   5.87%
2005                             29    $1.12  to   $1.11     $ 33          --       1.15%   to  1.70%       7.69%    to   7.11%
2004                             --    $1.04  to   $1.04       --        1.42%      1.15%   to  1.70%       4.34%(5) to   4.27%(5)
2003                             --       --          --       --          --         --          --          --            --
2002                             --       --          --       --          --         --          --          --            --
------------------------------------------------------------------------------------------------------------------------------------

DREY IP TECH GRO, SERV
2006                            711    $1.09  to   $1.07     $765          --       1.05%   to  1.70%       9.73%(9) to   2.29%
2005                            250    $1.05  to   $1.04     $261          --       1.15%   to  1.70%       2.30%    to   1.74%
2004                             15    $1.02  to   $1.02     $ 16          --       1.15%   to  1.70%       2.23%(5) to   2.16%(5)
2003                             --       --          --       --          --         --          --          --            --
2002                             --       --          --       --          --         --          --          --            --
------------------------------------------------------------------------------------------------------------------------------------

DREY VIF APPR, SERV
2006                              7    $1.15  to   $1.19     $ 10        1.28%      1.05%   to  1.70%      16.10%(9) to  14.25%
2005                              8    $1.05  to   $1.04     $  8          --       1.15%   to  1.70%       2.93%    to   2.37%
2004                             --    $1.02  to   $1.02     $ 11        1.40%      1.15%   to  1.70%       2.23%(5) to   2.16%(5)
2003                             --       --          --       --          --        --           --          --            --
2002                             --       --          --       --          --        --           --          --            --
------------------------------------------------------------------------------------------------------------------------------------

DREY VIF INTL VAL, SERV
2006                             --    $1.16  to   $1.38     $  1        0.93%      1.05%   to  1.70%      16.22%(9) to  20.33%
2005                             --    $1.16  to   $1.15     $  1          --       1.15%   to  1.70%      10.42%    to   9.82%
2004                             --    $1.05  to   $1.05       --        6.21%      1.15%   to  1.70%       4.88%(5) to   4.81%(5)
2003                             --       --          --       --          --         --          --          --            --
2002                             --       --          --       --          --         --          --          --            --
------------------------------------------------------------------------------------------------------------------------------------



RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2 - 145

                                             AT DEC. 31                               FOR THE YEAR ENDED DEC. 31
                              --------------------------------------  --------------------------------------------------------------
                                         ACCUMULATION                 INVESTMENT
                                UNITS     UNIT VALUE      NET ASSETS    INCOME        EXPENSE RATIO           TOTAL RETURN
                               (000S)  LOWEST TO HIGHEST    (000S)      RATIO(1)   LOWEST TO HIGHEST(2)   LOWEST TO HIGHEST(3)
                              ------------------------------------------------------------------------------------------------------
FID VIP CONTRAFUND, SERV CL 2
2006                           8,200   $1.94   to  $1.30  $ 13,718      1.04%        1.00%  to  1.70%      10.33%    to   9.56%
2005                           5,411   $1.75   to  $1.18  $  8,690      0.11%        1.00%  to  1.70%      15.49%    to  14.69%
2004                           3,425   $1.52   to  $1.03  $  5,152      0.09%        1.00%  to  1.70%      14.01%    to   3.44%(5)
2003                             560   $1.33   to  $1.33  $    746        --         1.00%  to  1.65%      33.00%(4) to  33.00%(4)
2002                              --      --          --        --        --           --         --          --            --
------------------------------------------------------------------------------------------------------------------------------------

FID VIP GRO, SERV CL 2
2006                             386   $1.56   to  $1.11  $    594      0.16%        1.00%  to  1.70%       5.52%    to   4.78%
2005                             383   $1.48   to  $1.06  $    559      0.26%        1.00%  to  1.70%       4.46%    to   3.73%
2004                             348   $1.42   to  $1.02  $    489      0.07%        1.00%  to  1.70%       2.10%    to   1.65%(5)
2003                              35   $1.39   to  $1.38  $     49        --         1.00%  to  1.65%      39.00%(4) to  38.00%(4)
2002                              --      --          --        --        --           --         --          --            --
------------------------------------------------------------------------------------------------------------------------------------

FID VIP INVEST GR, SERV CL 2
2006                           1,559   $1.04   to  $1.03  $  1,617      2.77%        1.05%  to  1.70%       4.52%(9) to   2.38%
2005                             933   $1.01   to  $1.01  $    942      0.63%        1.15%  to  1.70%       0.73%    to   0.18%
2004                              20   $1.00   to  $1.00  $     26        --         1.15%  to  1.70%       0.39%(5) to   0.32%(5)
2003                              --      --          --        --        --           --         --          --            --
2002                              --      --          --        --        --           --         --          --            --

------------------------------------------------------------------------------------------------------------------------------------

FID VIP MID CAP, SERV CL 2
2006                           2,097   $2.38   to  $1.35  $  4,438      0.16%        1.00%  to  1.70%      11.29%    to  10.51%
2005                           1,571   $2.14   to  $1.22  $  3,204      1.59%        1.00%  to  1.70%      16.84%    to  16.03%
2004                           1,404   $1.83   to  $1.05  $  2,549        --         1.00%  to  1.70%      23.42%    to   5.66%(5)
2003                             496   $1.48   to  $1.47  $    732        --         1.00%  to  1.65%      48.00%(4) to  47.00%(4)
2002                              --      --          --        --        --           --         --          --            --
------------------------------------------------------------------------------------------------------------------------------------

FID VIP OVERSEAS, SERV CL 2
2006                             512   $2.42   to  $1.42  $  1,097      0.69%        1.00%  to  1.70%      16.60%    to  15.79%
2005                             454   $2.08   to  $1.23  $    876      0.44%        1.00%  to  1.70%      17.60%    to  16.79%
2004                             351   $1.77   to  $1.05  $    611      0.36%        1.00%  to  1.70%      12.18%    to   4.92%(5)
2003                              21   $1.57   to  $1.57  $     33        --         1.00%  to  1.65%      57.00%(4) to  57.00%(4)
2002                              --      --          --        --        --           --         --          --            --
------------------------------------------------------------------------------------------------------------------------------------

FTVIPT FRANK INC SEC, CL 2
2006                               1   $1.12   to  $1.20  $      2      3.27%        1.05%  to  1.70%      12.47%(9) to  16.26%
2005                               1   $1.04   to  $1.03  $      2      1.99%        1.15%  to  1.70%       0.45%    to  (0.10%)
2004                              --   $1.03   to  $1.03        --        --         1.15%  to  1.70%       3.22%(5) to   3.14%(5)
2003                              --      --          --        --        --           --         --          --            --
2002                              --      --          --        --        --           --         --          --            --
------------------------------------------------------------------------------------------------------------------------------------

FTVIPT FRANK GLOBAL REAL EST, CL 2
2006                             182   $2.37   to  $2.37  $    430      1.95%        1.00%  to  1.65%      19.39%    to  18.62%
2005                             182   $1.98   to  $2.00  $    359      1.43%        1.00%  to  1.65%      12.35%    to  11.62%
2004                             158   $1.76   to  $1.79  $    280      1.85%        1.00%  to  1.65%      30.49%    to  29.64%
2003                              55   $1.35   to  $1.38  $     76      1.28%        1.00%  to  1.65%      35.00%(4) to  38.00%(4)
2002                              --      --          --        --        --           --         --          --            --
------------------------------------------------------------------------------------------------------------------------------------

FTVIPT FRANK RISING DIVD, CL 2
2006                              --   $1.13   to  $1.20  $      1      0.31%        1.05%  to  1.70%      13.60%(9) to  15.16%
2005                               3   $1.05   to  $1.04  $      3      0.26%        1.15%  to  1.70%       2.24%    to   1.68%
2004                              --   $1.03   to  $1.03        --        --         1.15%  to  1.70%       2.37%(5) to   2.30%(5)
2003                              --      --          --        --        --           --         --          --            --
2002                              --      --          --        --        --           --         --          --            --
------------------------------------------------------------------------------------------------------------------------------------



146 - RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

                                           AT DEC. 31                                    FOR THE YEAR ENDED DEC. 31
                         -------------------------------------------  --------------------------------------------------------------
                         UNITS   ACCUMULATION UNIT VALUE  NET ASSETS     INVESTMENT        EXPENSE RATIO           TOTAL RETURN
                         (000S)     LOWEST TO HIGHEST       (000S)    INCOME RATIO(1)  LOWEST TO  HIGHEST(2)   LOWEST TO HIGHEST(3)
                         -------------------------------------------  --------------------------------------------------------------
FTVIPT FRANK SM CAP VAL, CL 2
2006                        321      $2.27 to $2.21         $  720        0.65%            1.00% to 1.65%     15.82%    to 15.07%
2005                        303      $1.96 to $1.92         $  589        0.76%            1.00% to 1.65%      7.69%    to  6.99%
2004                        289      $1.82 to $1.80         $  523        0.18%            1.00% to 1.65%     22.52%    to 21.72%
2003                         49      $1.48 to $1.48         $   73          --             1.00% to 1.65%     48.00%(4) to 48.00%(4)
2002                         --         --       --             --          --               --       --         --           --
------------------------------------------------------------------------------------------------------------------------------------

FTVIPT FRANK SM MID CAP GRO, CL 2
2006                        654      $1.81 to $1.13         $1,168          --             1.00% to 1.70%      7.62%    to  6.87%
2005                        638      $1.68 to $1.06         $1,057          --             1.00% to 1.70%      3.75%    to  3.02%
2004                        545      $1.62 to $1.02         $  880          --             1.00% to 1.70%     10.37%    to  2.15%(5)
2003                        201      $1.47 to $1.46         $  295          --             1.00% to 1.65%     47.00%(4) to 46.00%(4)
2002                         --         --       --             --          --               --       --         --           --
------------------------------------------------------------------------------------------------------------------------------------

FTVIPT MUTUAL SHARES SEC, CL 2
2006                      3,458      $1.83 to $1.32         $5,991        1.26%            1.00% to 1.70%     17.21%    to 16.39%
2005                      2,902      $1.56 to $1.13         $4,473        0.89%            1.00% to 1.70%      9.46%    to  8.70%
2004                      2,737      $1.42 to $1.04         $3,866        0.77%            1.00% to 1.70%     11.51%    to  3.84%(5)
2003                        676      $1.28 to $1.27         $  863          --             1.00% to 1.65%     28.00%(4) to 27.00%(4)
2002                         --         --       --             --          --               --       --         --           --
------------------------------------------------------------------------------------------------------------------------------------

FTVIPT TEMP FOR SEC, CL 2
2006                        309      $2.20 to $2.19         $  679        1.24%            1.00% to 1.65%     20.24%    to 19.46%
2005                        322      $1.83 to $1.83         $  589        1.16%            1.00% to 1.65%      9.07%    to  8.37%
2004                        285      $1.68 to $1.69         $  480        0.90%            1.00% to 1.65%     17.35%    to 16.59%
2003                         41      $1.43 to $1.45         $   60        1.55%            1.00% to 1.65%     43.00%(4) to 45.00%(4)
2002                         --         --       --             --          --               --       --         --           --
------------------------------------------------------------------------------------------------------------------------------------

FTVIPT TEMP GLOBAL INC, CL 2
2006                      1,305      $1.07 to $1.10         $1,435        2.54%            1.05% to 1.70%      7.27%(9) to 10.87%
2005                        405      $1.00 to $1.00         $  405        5.48%            1.15% to 1.70%     (4.18%)   to (4.71%)
2004                         14      $1.05 to $1.05         $   15          --             1.15% to 1.70%      4.46%(5) to  4.39%(5)
2003                         --         --       --             --          --               --       --         --           --
2002                         --         --       --             --          --               --       --         --           --
------------------------------------------------------------------------------------------------------------------------------------

FTVIPT TEMP GRO SEC, CL 2
2006                         --      $1.18 to $1.34         $    1        0.90%            1.05% to 1.70%     17.61%(9) to 19.77%
2005                         --      $1.12 to $1.11             --        1.11%            1.15% to 1.70%      7.63%    to  7.04%
2004                         --      $1.04 to $1.04             --          --             1.15% to 1.70%      4.50%(5) to  4.43%(5)
2003                         --         --       --             --          --               --       --         --           --
2002                         --         --       --             --          --               --       --         --           --
------------------------------------------------------------------------------------------------------------------------------------

GS VIT MID CAP VAL, INST
2006                      1,698      $1.14 to $1.32         $2,174        1.42%            1.05% to 1.70%     15.30%(9) to 14.21%
2005                        615      $1.17 to $1.16         $  716        1.19%            1.15% to 1.70%     11.54%    to 10.93%
2004                         32      $1.05 to $1.04         $   34        1.37%            1.15% to 1.70%      4.52%(5) to  4.44%(5)
2003                         --         --       --             --          --               --       --         --           --
2002                         --         --       --             --          --               --       --         --           --
------------------------------------------------------------------------------------------------------------------------------------

JANUS ASPEN BAL, INST
2006                      1,482      $1.69 to $1.69         $2,499        2.03%            1.40% to 1.40%      9.18%    to  9.18%
2005                      2,071      $1.54 to $1.54         $3,198        2.23%            1.40% to 1.40%      6.45%    to  6.45%
2004                      2,464      $1.45 to $1.45         $3,575        2.16%            1.40% to 1.40%      7.02%    to  7.02%
2003                      2,892      $1.36 to $1.36         $3,922        2.19%            1.40% to 1.40%     12.40%    to 12.40%
2002                      3,214      $1.21 to $1.21         $3,875        2.38%            1.40% to 1.40%     (7.63%)   to (7.63%)
------------------------------------------------------------------------------------------------------------------------------------



RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2 - 147

                                         AT DEC. 31                                    FOR THE YEAR ENDED DEC. 31
                       -------------------------------------------  --------------------------------------------------------------
                       UNITS   ACCUMULATION UNIT VALUE  NET ASSETS     INVESTMENT        EXPENSE RATIO           TOTAL RETURN
                       (000S)     LOWEST TO HIGHEST       (000S)    INCOME RATIO(1)  LOWEST TO  HIGHEST(2)   LOWEST TO HIGHEST(3)
                       -------------------------------------------  --------------------------------------------------------------

JANUS ASPEN WORLD GRO, INST
2006                      369      $1.31 to $1.31         $  483        1.70%           1.40% to 1.40%       16.57%    to  16.57%
2005                      468      $1.12 to $1.12         $  526        1.37%           1.40% to 1.40%        4.40%    to   4.40%
2004                      558      $1.07 to $1.07         $  600        1.00%           1.40% to 1.40%        3.32%    to   3.32%
2003                      636      $1.04 to $1.04         $  662        1.11%           1.40% to 1.40%       22.35%    to  22.35%
2002                      677      $0.85 to $0.85         $  576        0.87%           1.40% to 1.40%      (26.72%)   to (26.72%)
------------------------------------------------------------------------------------------------------------------------------------

MFS INV GRO STOCK, SERV CL
2006                      248      $1.49 to $1.12         $  367          --            1.00% to 1.70%        6.24%    to   5.50%
2005                      249      $1.40 to $1.06         $  347        0.14%           1.00% to 1.70%        3.19%    to   2.47%
2004                      255      $1.36 to $1.03         $  345          --            1.00% to 1.70%        7.90%    to   3.21%(5)
2003                       64      $1.26 to $1.25         $   81          --            1.00% to 1.65%       26.00%(4) to  25.00%(4)
2002                       --         --       --             --          --              --       --           --            --
------------------------------------------------------------------------------------------------------------------------------------

MFS NEW DIS, SERV CL
2006                      188      $1.72 to $1.19         $  316          --            1.00% to 1.70%       11.81%    to  11.04%
2005                      181      $1.54 to $1.07         $  277          --            1.00% to 1.70%        3.99%    to   3.27%
2004                      170      $1.48 to $1.04         $  251          --            1.00% to 1.70%        5.15%    to   3.96%(5)
2003                       37      $1.41 to $1.40         $   52          --            1.00% to 1.65%       41.00%(4) to  40.00%(4)
2002                       --         --       --             --          --              --       --           --            --
------------------------------------------------------------------------------------------------------------------------------------

MFS TOTAL RETURN, SERV CL
2006                    2,613      $1.45 to $1.13         $3,749        2.14%           1.00% to 1.70%       10.52%     to  9.75%
2005                    2,624      $1.31 to $1.03         $3,417        1.85%           1.00% to 1.70%        1.58%     to  0.87%
2004                    2,628      $1.29 to $1.02         $3,380        1.32%           1.00% to 1.70%        9.92%     to  2.44%(5)
2003                      745      $1.18 to $1.17         $  874          --            1.00% to 1.65%       18.00%(4)  to 17.00%(4)
2002                       --         --       --             --          --              --       --           --            --
------------------------------------------------------------------------------------------------------------------------------------

MFS UTILITIES, SERV CL
2006                       50      $2.57 to $1.56         $  129        1.90%           1.00% to 1.70%       29.66%    to  28.76%
2005                       53      $1.98 to $1.21         $  105        0.50%           1.00% to 1.70%       15.42%    to  14.62%
2004                       57      $1.72 to $1.06         $   98        1.27%           1.00% to 1.70%       28.56%    to   6.38%(5)
2003                       44      $1.33 to $1.33         $   58          --            1.00% to 1.65%       33.00%(4) to  33.00%(4)
2002                       --         --       --             --          --              --       --           --            --
------------------------------------------------------------------------------------------------------------------------------------

OPCAP EQ
2006                       84      $1.35 to $1.35         $  113        0.45%           1.40% to 1.40%       13.68%    to  13.68%
2005                      110      $1.18 to $1.18         $  131        0.43%           1.40% to 1.40%        5.56%    to   5.56%
2004                      118      $1.12 to $1.12         $  132        1.02%           1.40% to 1.40%       10.37%    to  10.37%
2003                      143      $1.02 to $1.02         $  146        1.32%           1.40% to 1.40%       27.50%    to  27.50%
2002                      149      $0.80 to $0.80         $  120        0.90%           1.40% to 1.40%      (22.33%)   to (22.33%)
------------------------------------------------------------------------------------------------------------------------------------

OPCAP MANAGED
2006                      421      $1.38 to $1.38         $  581        1.90%           1.40% to 1.40%        8.13%    to   8.13%
2005                      614      $1.28 to $1.28         $  784        1.27%           1.40% to 1.40%        3.82%    to   3.82%
2004                      736      $1.23 to $1.23         $  906        1.56%           1.40% to 1.40%        9.23%    to   9.23%
2003                      941      $1.13 to $1.13         $1,060        1.79%           1.40% to 1.40%       20.21%    to  20.21%
2002                      989      $0.94 to $0.94         $  928        2.07%           1.40% to 1.40%      (18.26%)   to (18.26%)
------------------------------------------------------------------------------------------------------------------------------------

OPCAP SM CAP
2006                       87      $2.29 to $2.29         $  199          --            1.40% to 1.40%       22.36%    to  22.36%
2005                      111      $1.87 to $1.87         $  207          --            1.40% to 1.40%       (1.33%)   to  (1.33%)
2004                      121      $1.90 to $1.90         $  229        0.05%           1.40% to 1.40%       16.24%    to  16.24%
2003                      154      $1.63 to $1.63         $  252        0.05%           1.40% to 1.40%       40.52%    to  40.52%
2002                      148      $1.16 to $1.16         $  171        0.08%           1.40% to 1.40%      (22.67%)   to (22.67%)
------------------------------------------------------------------------------------------------------------------------------------



148 - RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

                                       AT DEC. 31                                    FOR THE YEAR ENDED DEC. 31
                         --------------------------------------  -----------------------------------------------------------------
                                    ACCUMULATION
                         UNITS       UNIT VALUE      NET ASSETS    INVESTMENT        EXPENSE RATIO           TOTAL RETURN
                         (000S)   LOWEST TO HIGHEST    (000S)    INCOME RATIO(1)  LOWEST TO HIGHEST(2)   LOWEST TO HIGHEST(3)
                         ---------------------------------------------------------------------------------------------------------
OPPEN CAP APPR VA
2006                        418     $1.46 to $1.46     $  611         0.40%          1.40% to 1.40%         6.45%    to   6.45%
2005                        524     $1.37 to $1.37     $  719         0.96%          1.40% to 1.40%         3.64%    to   3.64%
2004                        586     $1.32 to $1.32     $  776         0.32%          1.40% to 1.40%         5.45%    to   5.45%
2003                        633     $1.26 to $1.26     $  795         0.40%          1.40% to 1.40%        29.90%    to  29.90%
2002                        657     $0.97 to $0.97     $  639         0.63%          1.40% to 1.40%       (28.15%)   to (28.15%)
----------------------------------------------------------------------------------------------------------------------------------

OPPEN CAP APPR VA, SERV
2006                      2,906     $1.59 to $1.11     $4,291         0.18%          1.00% to 1.70%         6.61%    to   5.87%
2005                      2,470     $1.49 to $1.05     $3,491         0.68%          1.00% to 1.70%         3.82%    to   3.10%
2004                      1,746     $1.44 to $1.02     $2,477         0.12%          1.00% to 1.70%         5.56%    to   1.84%(5)
2003                        336     $1.36 to $1.35     $  457           --           1.00% to 1.65%        36.00%(4) to  35.00%(4)
2002                         --        --       --         --           --             --       --            --            --
----------------------------------------------------------------------------------------------------------------------------------

OPPEN GLOBAL SEC VA, SERV
2006                        276     $2.39 to $1.38     $  653         0.80%          1.00% to 1.70%        16.20%    to  15.39%
2005                        251     $2.06 to $1.20     $  512         0.84%          1.00% to 1.70%        12.93%    to  12.15%
2004                        237     $1.82 to $1.07     $  429         0.44%          1.00% to 1.70%        17.70%    to   6.78%(5)
2003                         28     $1.55 to $1.54     $   43           --           1.00% to 1.65%        55.00%(4) to  54.00%(4)
2002                         --        --       --         --           --             --       --            --            --
----------------------------------------------------------------------------------------------------------------------------------

OPPEN HI INC VA
2006                        195     $1.41 to $1.41     $  275         7.76%          1.40% to 1.40%         7.91%    to   7.91%
2005                        247     $1.31 to $1.31     $  322         6.88%          1.40% to 1.40%         0.90%    to   0.90%
2004                        266     $1.30 to $1.30     $  345         6.20%          1.40% to 1.40%         7.45%    to   7.45%
2003                        280     $1.21 to $1.21     $  337         7.37%          1.40% to 1.40%        22.22%    to  22.22%
2002                        318     $0.99 to $0.99     $  314        11.47%          1.40% to 1.40%        (2.94%)   to  (2.94%)
----------------------------------------------------------------------------------------------------------------------------------

OPPEN HI INC VA, SERV
2006                        173     $1.39 to $1.36     $  238         7.15%          1.00% to 1.65%         8.15%    to   7.44%
2005                        176     $1.29 to $1.26     $  224         5.90%          1.00% to 1.65%         1.00%    to   0.34%
2004                        174     $1.27 to $1.26     $  220         4.96%          1.00% to 1.65%         7.65%    to   6.95%
2003                         49     $1.18 to $1.18     $   58           --           1.00% to 1.65%        18.00%(4) to  18.00%(4)
2002                         --        --       --         --           --             --       --            --            --
----------------------------------------------------------------------------------------------------------------------------------

OPPEN MAIN ST SM CAP VA, SERV
2006                      1,344     $2.23 to $1.27     $2,770         0.02%          1.00% to 1.70%        13.52%    to  12.73%
2005                      1,332     $1.97 to $1.13     $2,428           --           1.00% to 1.70%         8.63%    to   7.88%
2004                      1,114     $1.81 to $1.04     $2,003           --           1.00% to 1.70%        17.99%    to   4.22%(5)
2003                        348     $1.53 to $1.53     $  532           --           1.00% to 1.65%        53.00%(4) to  53.00%(4)
2002                         --        --       --         --           --             --       --            --            --
----------------------------------------------------------------------------------------------------------------------------------

OPPEN STRATEGIC BOND VA, SERV
2006                      5,109     $1.31 to $1.08     $6,376         3.71%          1.00% to 1.70%         6.17%    to   5.43%
2005                      4,146     $1.23 to $1.03     $4,971         3.91%          1.00% to 1.70%         1.47%    to   0.75%
2004                      2,944     $1.21 to $1.02     $3,548         2.91%          1.00% to 1.70%         7.36%    to   2.10%(5)
2003                        605     $1.13 to $1.13     $  683           --           1.00% to 1.65%        13.00%(4) to  13.00%(4)
2002                         --        --       --         --           --             --       --            --            --
----------------------------------------------------------------------------------------------------------------------------------

PUT VT DIV INC, CL IA
2006                         78     $1.44 to $1.44     $  113         6.62%          1.40% to 1.40%         5.13%    to   5.13%
2005                        117     $1.37 to $1.37     $  160         9.03%          1.40% to 1.40%         1.85%    to   1.85%
2004                        240     $1.34 to $1.34     $  322         9.48%          1.40% to 1.40%         8.06%    to   8.06%
2003                        290     $1.24 to $1.24     $  360         9.51%          1.40% to 1.40%        18.10%    to  18.10%
2002                        372     $1.05 to $1.05     $  389         9.50%          1.40% to 1.40%         5.00%    to   5.00%
----------------------------------------------------------------------------------------------------------------------------------



RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2 - 149

                                       AT DEC. 31                                    FOR THE YEAR ENDED DEC. 31
                         --------------------------------------  -----------------------------------------------------------------
                                    ACCUMULATION
                         UNITS       UNIT VALUE      NET ASSETS    INVESTMENT        EXPENSE RATIO            TOTAL RETURN
                         (000S)   LOWEST TO HIGHEST    (000S)    INCOME RATIO(1)  LOWEST TO HIGHEST(2)    LOWEST TO HIGHEST(3)
                         ---------------------------------------------------------------------------------------------------------
PUT VT DIV INC, CL IB
2006                        275     $1.46 to $1.46     $  403          6.03%         1.40% to 1.40%         4.82%    to   4.82%
2005                        358     $1.40 to $1.40     $  500          7.29%         1.40% to 1.40%         1.62%    to   1.62%
2004                        412     $1.37 to $1.37     $  566          9.36%         1.40% to 1.40%         7.69%    to   7.69%
2003                        451     $1.28 to $1.28     $  576          9.24%         1.40% to 1.40%        18.52%    to  18.52%
2002                        546     $1.08 to $1.08     $  588          9.20%         1.40% to 1.40%         4.85%    to   4.85%
----------------------------------------------------------------------------------------------------------------------------------

PUT VT GRO & INC, CL IA
2006                        224     $1.58 to $1.58     $  354          4.54%         1.40% to 1.40%        14.58%    to  14.58%
2005                        350     $1.38 to $1.38     $  482          2.16%         1.40% to 1.40%         4.04%    to   4.04%
2004                        558     $1.33 to $1.33     $  740          1.86%         1.40% to 1.40%         9.82%    to   9.82%
2003                        731     $1.21 to $1.21     $  883          2.14%         1.40% to 1.40%        26.04%    to  26.04%
2002                        878     $0.96 to $0.96     $  843          1.88%         1.40% to 1.40%       (20.00%)   to (20.00%)
----------------------------------------------------------------------------------------------------------------------------------

PUT VT GRO & INC, CL IB
2006                        804     $1.76 to $1.72     $1,123          1.66%         1.00% to 1.65%        14.76%    to  14.02%
2005                      1,070     $1.54 to $1.51     $1,296          1.64%         1.00% to 1.65%         4.18%    to   3.51%
2004                      1,332     $1.48 to $1.46     $1,549          1.58%         1.00% to 1.65%        10.01%    to   9.29%
2003                      1,521     $1.34 to $1.33     $1,603          1.80%         1.00% to 1.65%        34.00%(4) to  33.00%(4)
2002                      1,621     $0.83 to $0.83     $1,350          1.60%         1.40% to 1.40%       (20.19%)   to (20.19%)
----------------------------------------------------------------------------------------------------------------------------------

PUT VT HLTH SCIENCES, CL IB
2006                         --     $1.07 to $1.17     $    1          0.58%         1.05% to 1.70%         7.77%(9) to   1.06%
2005                          2     $1.16 to $1.15     $    3          0.01%         1.15% to 1.70%        11.90%    to  11.29%
2004                         --     $1.04 to $1.04         --            --          1.15% to 1.70%         3.75%(5) to   3.68%(5)
2003                         --        --       --         --            --            --       --            --            --
2002                         --        --       --         --            --            --       --            --            --
----------------------------------------------------------------------------------------------------------------------------------

PUT VT HI YIELD, CL IA
2006                        104     $1.36 to $1.36     $  142          9.19%         1.40% to 1.40%         9.07%    to   9.07%
2005                        170     $1.25 to $1.25     $  212          9.99%         1.40% to 1.40%         2.04%    to   2.04%
2004                        304     $1.23 to $1.23     $  373          8.43%         1.40% to 1.40%         9.45%    to   9.45%
2003                        390     $1.12 to $1.12     $  437         10.99%         1.40% to 1.40%        24.44%    to  24.44%
2002                        473     $0.90 to $0.90     $  423         14.03%         1.40% to 1.40%        (1.10%)   to  (1.10%)
----------------------------------------------------------------------------------------------------------------------------------

PUT VT HI YIELD, CL IB
2006                        125     $1.47 to $1.47     $  184          8.48%         1.40% to 1.40%         9.00%    to   9.00%
2005                        187     $1.35 to $1.35     $  252          8.21%         1.40% to 1.40%         1.67%    to   1.67%
2004                        207     $1.33 to $1.33     $  275          8.35%         1.40% to 1.40%         9.01%    to   9.01%
2003                        221     $1.22 to $1.22     $  270         10.82%         1.40% to 1.40%        24.49%    to  24.49%
2002                        263     $0.98 to $0.98     $  257         13.18%         1.40% to 1.40%        (2.00%)   to  (2.00%)
----------------------------------------------------------------------------------------------------------------------------------

PUT VT INTL EQ, CL IB
2006                         97     $2.25 to $1.46     $  218          0.60%         1.00% to 1.70%        26.45%    to  25.57%
2005                         98     $1.78 to $1.16     $  174          1.43%         1.00% to 1.70%        11.08%    to  10.31%
2004                         97     $1.60 to $1.05     $  155          1.58%         1.00% to 1.70%        15.04%    to   5.45%(5)
2003                         43     $1.39 to $1.39     $   59            --          1.00% to 1.65%        39.00%(4) to  39.00%(4)
2002                         --        --       --         --            --            --       --            --            --
----------------------------------------------------------------------------------------------------------------------------------

PUT VT NEW OPP, CL IA
2006                         74     $1.24 to $1.24     $   92          0.19%         1.40% to 1.40%         7.32%    to   7.32%
2005                        123     $1.16 to $1.16     $  143          0.44%         1.40% to 1.40%         8.80%    to   8.80%
2004                        206     $1.07 to $1.07     $  219            --          1.40% to 1.40%         9.03%    to   9.03%
2003                        261     $0.98 to $0.98     $  255            --          1.40% to 1.40%        30.67%    to  30.67%
2002                        317     $0.75 to $0.75     $  237            --          1.40% to 1.40%       (31.19%)   to (31.19%)
----------------------------------------------------------------------------------------------------------------------------------



150 - RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

                                             AT DEC. 31                               FOR THE YEAR ENDED DEC. 31
                              --------------------------------------  --------------------------------------------------------------
                                         ACCUMULATION                 INVESTMENT
                                UNITS     UNIT VALUE      NET ASSETS    INCOME        EXPENSE RATIO           TOTAL RETURN
                               (000S)  LOWEST TO HIGHEST    (000S)     RATIO(1)    LOWEST TO HIGHEST(2)   LOWEST TO HIGHEST(3)
                              ------------------------------------------------------------------------------------------------------
PUT VT RESEARCH, CL IB
2006                               --  $1.63  to   $1.59   $      1      0.54%       1.00%  to  1.65%     10.20%      to   9.50%
2005                               --  $1.48  to   $1.45   $      1      0.82%       1.00%  to  1.65%      3.97%      to   3.30%
2004                               --  $1.42  to   $1.40   $      1        --        1.00%  to  1.65%      6.49%      to   5.80%
2003                               --  $1.33  to   $1.33         --        --        1.00%  to  1.65%     33.00%(4)   to  33.00%(4)
2002                               --     --          --         --        --          --         --         --              --
------------------------------------------------------------------------------------------------------------------------------------

PUT VT SM CAP VAL, CL IB
2006                              533  $1.13  to   $1.28   $    634      0.01%       1.05%  to  1.70%     14.28%(9)   to  15.31%
2005                                2  $1.12  to   $1.11   $      3      0.05%       1.15%  to  1.70%      5.82%      to   5.24%
2004                               --  $1.05  to   $1.05         --        --        1.15%  to  1.70%      5.21%(5)   to   5.14%(5)
2003                               --     --          --         --        --          --         --         --              --
2002                               --     --          --         --        --          --         --         --              --
------------------------------------------------------------------------------------------------------------------------------------

PUT VT VISTA, CL IB
2006                               17  $1.87  to   $1.21   $     33        --        1.00%  to  1.70%      4.41%      to   3.68%
2005                               18  $1.79  to   $1.17   $     31        --        1.00%  to  1.70%     11.04%      to  10.26%
2004                               18  $1.61  to   $1.06   $     29        --        1.00%  to  1.70%     17.43%      to   5.56%(5)
2003                               15  $1.37  to   $1.36   $     20        --        1.00%  to  1.65%     37.00%(4)   to  36.00%(4)
2002                               --     --          --         --        --          --         --         --              --
------------------------------------------------------------------------------------------------------------------------------------

PUT VT VOYAGER, CL IB
2006                              528  $1.15  to   $1.15   $    605      0.12%       1.40%  to  1.40%      3.97%      to   3.97%
2005                              760  $1.10  to   $1.10   $    838      0.68%       1.40%  to  1.40%      4.23%      to   4.23%
2004                              883  $1.06  to   $1.06   $    933      0.26%       1.40%  to  1.40%      3.57%      to   3.57%
2003                              995  $1.02  to   $1.02   $  1,016      0.39%       1.40%  to  1.40%     22.89%      to  22.89%
2002                            1,116  $0.83  to   $0.83   $    926      0.67%       1.40%  to  1.40%    (27.19%)     to (27.19%)
------------------------------------------------------------------------------------------------------------------------------------

RVS VP BAL
2006                              737  $1.31  to   $1.31   $    968      2.43%       1.40%  to  1.40%     12.80%      to  12.80%
2005                            1,170  $1.16  to   $1.16   $  1,362      2.55%       1.40%  to  1.40%      2.48%      to   2.48%
2004                            1,724  $1.14  to   $1.14   $  1,958      2.26%       1.40%  to  1.40%      8.07%      to   8.07%
2003                            2,090  $1.05  to   $1.05   $  2,196      2.26%       1.40%  to  1.40%     17.98%      to  17.98%
2002                            2,318  $0.89  to   $0.89   $  2,055      2.64%       1.40%  to  1.40%    (13.59%)     to (13.59%)
------------------------------------------------------------------------------------------------------------------------------------

RVS VP CASH MGMT
2006                              626  $1.04  to   $1.04   $    674      4.36%       1.00%  to  1.70%      3.46%      to   2.73%
2005                              872  $1.01  to   $1.01   $    903      2.66%       1.00%  to  1.70%      1.59%      to   0.88%
2004                              378  $0.99  to   $1.00   $    383      0.99%       1.00%  to  1.70%     (0.28%)     to  (0.04%)(5)
2003                               53  $0.99  to   $0.99   $     60      0.50%       1.00%  to  1.65%     (1.00%)(4)  to  (1.00%)(4)
2002                               47  $1.07  to   $1.07   $     51      1.16%       1.40%  to  1.40%     (0.93%)     to  (0.93%)
------------------------------------------------------------------------------------------------------------------------------------

RVS VP DIV BOND
2006                            2,953  $1.09  to   $1.04   $  3,258      4.40%       1.00%  to  1.70%      3.38%      to   2.66%
2005                            1,275  $1.05  to   $1.01   $  1,422      3.71%       1.00%  to  1.70%      1.11%      to   0.42%
2004                            1,385  $1.04  to   $1.00   $  1,546      3.84%       1.00%  to  1.70%      3.45%      to   0.40%(5)
2003                            1,012  $1.01  to   $1.00   $  1,126      3.59%       1.00%  to  1.65%      1.00%(4)   to   0.00%(4)
2002                              794  $1.12  to   $1.12   $    889      5.05%       1.40%  to  1.40%      3.70%      to   3.70%
------------------------------------------------------------------------------------------------------------------------------------

RVS VP DIV EQ INC
2006                            2,732  $2.37  to   $1.38   $  4,800      1.43%       1.00%  to  1.70%     18.56%      to  17.73%
2005                            1,020  $2.00  to   $1.17   $  1,613      1.73%       1.00%  to  1.70%     12.38%      to  11.60%
2004                              179  $1.78  to   $1.05   $    322      1.80%       1.00%  to  1.70%     17.03%      to   5.23%(5)
2003                               27  $1.52  to   $1.51   $     41      1.32%       1.00%  to  1.65%     52.00%(4)   to  51.00%(4)
2002                               --     --          --         --        --          --         --         --              --
------------------------------------------------------------------------------------------------------------------------------------



RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2 - 151

                                             AT DEC. 31                               FOR THE YEAR ENDED DEC. 31
                              --------------------------------------  --------------------------------------------------------------
                                         ACCUMULATION                 INVESTMENT
                                UNITS     UNIT VALUE      NET ASSETS    INCOME        EXPENSE RATIO           TOTAL RETURN
                               (000S)  LOWEST TO HIGHEST    (000S)     RATIO(1)    LOWEST TO HIGHEST(2)   LOWEST TO HIGHEST(3)
                              ------------------------------------------------------------------------------------------------------
RVS VP EMER MKTS
2006                              996  $1.34  to   $1.87   $  1,757      0.35%       1.05%  to  1.70%     36.17%(9)   to  31.66%
2005                              431  $1.43  to   $1.42   $    615      0.22%       1.15%  to  1.70%     32.27%      to  31.55%
2004                               24  $1.08  to   $1.08   $     26      4.15%       1.15%  to  1.70%      7.72%(5)   to   7.64%(5)
2003                               --     --          --         --        --          --         --         --              --
2002                               --     --          --         --        --          --         --         --              --
------------------------------------------------------------------------------------------------------------------------------------

RVS VP GLOBAL INFLATION PROT SEC
2006                            1,214  $1.02  to   $1.02   $  1,244      6.99%       1.05%  to  1.70%      2.66%(9)   to   2.55%(8)
2005                               --     --          --         --        --          --         --         --              --
2004                               --     --          --         --        --          --         --         --              --
2003                               --     --          --         --        --          --         --         --              --
2002                               --     --          --         --        --          --         --         --              --
------------------------------------------------------------------------------------------------------------------------------------

RVS VP GRO
2006                               46  $1.59  to   $1.21   $     74      0.87%       1.00%  to  1.70%      9.97%      to   9.22%
2005                               48  $1.44  to   $1.10   $     69      0.39%       1.00%  to  1.70%      7.54%      to   6.79%
2004                               33  $1.34  to   $1.03   $     44      0.35%       1.00%  to  1.70%      7.34%      to   3.66%(5)
2003                               13  $1.25  to   $1.24   $     16      0.15%       1.00%  to  1.65%     25.00%(4)   to  24.00%(4)
2002                               --     --          --         --        --          --         --         --              --
------------------------------------------------------------------------------------------------------------------------------------

RVS VP HI YIELD BOND
2006                              244  $1.07  to   $1.12   $    284      7.45%       1.05%  to  1.70%      7.16%(9)   to   8.95%
2005                              157  $1.04  to   $1.03   $    166      6.23%       1.15%  to  1.70%      2.83%      to   2.28%
2004                                1  $1.01  to   $1.01   $      7      6.18%       1.15%  to  1.70%      0.97%(5)   to   0.90%(5)
2003                               --     --          --         --        --          --         --         --              --
2002                               --     --          --         --        --          --         --         --              --
------------------------------------------------------------------------------------------------------------------------------------

RVS VP INC OPP
2006                              604  $1.06  to   $1.08   $    650      6.48%       1.05%  to  1.70%      6.28%(9)   to   6.18%
2005                               --  $1.03  to   $1.02   $      6      5.78%       1.15%  to  1.70%      2.15%      to   1.59%
2004                               --  $1.01  to   $1.01   $      6      9.25%       1.15%  to  1.70%      0.62%(5)   to   0.55%(5)
2003                               --     --          --         --        --          --         --         --              --
2002                               --     --          --         --        --          --         --         --              --
------------------------------------------------------------------------------------------------------------------------------------

RVS VP INTL OPP
2006                               92  $1.18  to   $1.45   $    125      1.80%       1.05%  to  1.70%     19.01%(9)   to  22.08%
2005                              137  $1.19  to   $1.18   $    151      1.36%       1.15%  to  1.70%     12.57%      to  11.95%
2004                              182  $1.06  to   $1.06   $    179      1.09%       1.15%  to  1.70%      6.05%(5)   to   5.98%(5)
2003                              222  $0.85  to   $0.85   $    188      0.93%       1.40%  to  1.40%     26.87%      to  26.87%
2002                              231  $0.67  to   $0.67   $    155      1.00%       1.40%  to  1.40%    (19.28%)     to (19.28%)
------------------------------------------------------------------------------------------------------------------------------------

RVS VP LG CAP EQ
2006                              867  $1.08  to   $1.22   $  1,058      1.19%       1.00%  to  1.70%      8.36%(6)   to  13.35%
2005                              892  $1.08  to   $1.07   $    957      1.16%       1.15%  to  1.70%      4.96%      to   4.39%
2004                              568  $1.03  to   $1.03   $    578      0.89%       1.15%  to  1.70%      3.13%(5)   to   3.06%(5)
2003                              584  $0.97  to   $0.97   $    568      0.63%       1.40%  to  1.40%      27.63%     to  27.63%
2002                              650  $0.76  to   $0.76   $    496      0.51%       1.40%  to  1.40%    (23.23%)     to (23.23%)
------------------------------------------------------------------------------------------------------------------------------------

RVS VP LG CAP VAL
2006                               --  $1.15  to   $1.24   $      1      1.27%       1.05%  to  1.70%     16.55%(9)   to  17.04%
2005                               --  $1.07  to   $1.06         --      1.02%       1.15%  to  1.70%      3.35%      to   2.78%
2004                               --  $1.03  to   $1.03         --      9.02%       1.15%  to  1.70%      3.41%(5)   to   3.34%(5)
2003                               --     --          --         --        --          --         --         --              --
2002                               --     --          --         --        --          --         --         --              --
------------------------------------------------------------------------------------------------------------------------------------



152 - RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

                                             AT DEC. 31                               FOR THE YEAR ENDED DEC. 31
                              --------------------------------------  --------------------------------------------------------------
                                         ACCUMULATION                 INVESTMENT
                                UNITS     UNIT VALUE      NET ASSETS    INCOME        EXPENSE RATIO           TOTAL RETURN
                               (000S)  LOWEST TO HIGHEST    (000S)     RATIO(1)    LOWEST TO HIGHEST(2)   LOWEST TO HIGHEST(3)
                              ------------------------------------------------------------------------------------------------------
RVS VP MID CAP GRO
2006                              186  $1.05  to   $1.11   $    179      0.26%       1.05%  to  1.70%      6.71%(9)   to  (1.75%)
2005                               --  $1.13  to   $1.12         --        --        1.15%  to  1.70%      8.86%      to   8.27%
2004                               --  $1.04  to   $1.04         --        --        1.15%  to  1.70%      4.05%(5)   to   3.98%(5)
2003                               --     --          --         --        --          --         --         --              --
2002                               --     --          --         --        --          --         --         --              --
------------------------------------------------------------------------------------------------------------------------------------

RVS VP S&P 500
2006                            1,154  $1.72  to   $1.19   $  1,953      1.46%       1.00%  to  1.70%     14.12%      to  13.33%
2005                            1,210  $1.50  to   $1.05   $  1,800      1.39%       1.00%  to  1.70%      3.37%      to   2.64%
2004                            1,169  $1.45  to   $1.02   $  1,693      1.68%       1.00%  to  1.70%      9.17%      to   2.28%(5)
2003                              265  $1.33  to   $1.33   $    352      1.53%       1.00%  to  1.65%     33.00%(4)   to  33.00%(4)
2002                               --     --          --         --        --          --         --         --              --
------------------------------------------------------------------------------------------------------------------------------------

RVS VP SELECT VAL
2006                               --  $1.10  to   $1.17   $      1      1.69%       1.05%  to  1.70%     11.08%(9)   to  13.88%
2005                               --  $1.04  to   $1.03         --      0.46%       1.15%  to  1.70%     (0.63%)     to  (1.17%)
2004                               --  $1.04  to   $1.04         --      5.58%       1.15%  to  1.70%      4.22%(5)   to   4.15%(5)
2003                               --     --          --         --        --          --         --         --              --
2002                               --     --          --         --        --          --         --         --              --
------------------------------------------------------------------------------------------------------------------------------------

RVS VP SHORT DURATION
2006                            1,295  $1.03  to   $1.02   $  1,322      3.80%       1.00%  to  1.70%      2.81%      to   2.10%
2005                            1,261  $1.00  to   $1.00   $  1,254      2.91%       1.00%  to  1.70%      0.57%      to  (0.15%)
2004                              997  $0.99  to   $1.00   $    992      2.44%       1.00%  to  1.70%     (0.15%)     to  (0.01%)(5)
2003                              433  $0.99  to   $0.99   $    432      2.29%       1.00%  to  1.65%     (1.00%)(4)  to  (1.00%)(4)
2002                               --     --          --         --        --          --         --         --              --
------------------------------------------------------------------------------------------------------------------------------------

RVS VP SM CAP VAL
2006                            1,066  $2.22  to   $1.29   $  1,815      0.43%       1.00%  to  1.70%     19.06%      to  18.23%
2005                              700  $1.86  to   $1.09   $  1,008      0.30%       1.00%  to  1.70%      4.72%      to   3.99%
2004                               75  $1.78  to   $1.05   $    124      0.04%       1.00%  to  1.70%     18.82%      to   4.31%(5)
2003                               10  $1.50  to   $1.49   $     15      0.12%       1.00%  to  1.65%     50.00%(4)   to  49.00%(4)
2002                               --     --          --         --        --          --         --         --              --
------------------------------------------------------------------------------------------------------------------------------------

VANK LIT COMSTOCK, CL II
2006                            4,455  $1.13  to   $1.20   $  5,339      0.93%       1.05%  to  1.70%     13.41%(9)   to  14.09%
2005                            1,918  $1.06  to   $1.05   $  2,030      0.45%       1.15%  to  1.70%      2.92%      to   2.36%
2004                               87  $1.03  to   $1.03   $     90        --        1.15%  to  1.70%      3.41%(5)   to   3.33%(5)
2003                               --     --          --         --        --          --         --         --              --
2002                               --     --          --         --        --          --         --         --              --
------------------------------------------------------------------------------------------------------------------------------------

VANK UIF U.S. REAL EST, CL II
2006                               46  $1.23  to   $1.64   $     75      0.96%       1.05%  to  1.70%     23.93%(9)   to  35.35%
2005                               47  $1.22  to   $1.21   $     58      0.90%       1.15%  to  1.70%     15.42%      to  14.79%
2004                                1  $1.05  to   $1.05   $      2        --        1.15%  to  1.70%      4.25%(5)   to   4.18%(5)
2003                               --     --          --         --        --          --         --         --              --
2002                               --     --          --         --        --          --         --         --              --
------------------------------------------------------------------------------------------------------------------------------------

WANGER INTL SM CAP
2006                            1,348  $1.23  to   $1.75   $  2,213      0.41%       1.05%  to  1.70%     24.07%(9)   to  34.86%
2005                              627  $1.30  to   $1.30   $    816      0.52%       1.15%  to  1.70%     20.14%      to  19.48%
2004                               35  $1.09  to   $1.08   $     39        --        1.15%  to  1.70%      8.46%(5)   to   8.39%(5)
2003                               --     --          --         --        --          --         --         --              --
2002                               --     --          --         --        --          --         --         --              --
------------------------------------------------------------------------------------------------------------------------------------



RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2 - 153

                                             AT DEC. 31                               FOR THE YEAR ENDED DEC. 31
                              --------------------------------------  --------------------------------------------------------------
                                         ACCUMULATION                 INVESTMENT
                                UNITS     UNIT VALUE      NET ASSETS    INCOME        EXPENSE RATIO           TOTAL RETURN
                               (000S)  LOWEST TO HIGHEST    (000S)     RATIO(1)    LOWEST TO HIGHEST(2)   LOWEST TO HIGHEST(3)
                              ------------------------------------------------------------------------------------------------------
WANGER U.S. SM CO
2006                              852  $1.08  to   $1.21   $  1,026      0.18%       1.05%  to  1.70%      9.57%(9)   to   6.06%
2005                              443  $1.14  to   $1.14   $    505        --        1.15%  to  1.70%      9.98%      to   9.38%
2004                               22  $1.04  to   $1.04   $     24        --        1.15%  to  1.70%      3.90%(5)   to   3.82%(5)
2003                               --     --          --         --        --          --         --         --              --
2002                               --     --          --         --        --          --         --         --              --
------------------------------------------------------------------------------------------------------------------------------------

(1) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude variable account expenses that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. These ratios are annualized for periods less than one year.

(2) These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

(3) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units;
      inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period. Although the total return is presented as a range of maximum to minimum values, based on the price level representing the minimum and maximum expense ratio amounts, some individual price level total returns are not within the ranges presented due to the introduction of new price levels during the year and other market factors.

(4)   Operations commenced on March 17, 2003.

(5)   Operations commenced on Nov. 15, 2004.

(6)   Operations commenced on March 17, 2006.

(7)   Operations commenced on April 28, 2006.

(8)   Operations commenced on May 1, 2006.

(9)   Operations commenced on June 19, 2006.



154 - RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

RiverSource Life Insurance Co. of New York
-------------------------------------------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF DIRECTORS
RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK

We have audited the accompanying Balance Sheets of RiverSource Life Insurance Co. of New York (a wholly-owned subsidiary of RiverSource Life Insurance Company) as of December 31, 2006 and 2005, and the related Statements of Income, Cash Flows and Shareholder's Equity for each of the three years in the period ended December 31, 2006. These financial statements are the responsibility of RiverSource Life Insurance Co. of New York's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of RiverSource Life Insurance Co. of New York at December 31, 2006 and 2005, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2006, in conformity with U.S. generally accepted accounting principles.

                                        /s/ Ernst & Young, LLP

Minneapolis, Minnesota
April 24, 2007

RiverSource Life Insurance Co. of New York
-------------------------------------------------------------------------------

BALANCE SHEETS
(IN THOUSANDS, EXCEPT SHARE DATA)

DECEMBER 31,                                             2006           2005

ASSETS
Investments:
Available-for-Sale:
   Fixed maturities, at fair value (amortized cost:
      2006, $1,787,111; 2005, $1,881,899)             $1,766,763     $1,882,456
   Commercial mortgage loans on real estate, at
      cost (less allowance for loan losses:
      2006, $2,718; 2005, $3,218)                        255,110        244,760
Policy loans                                              33,573         31,274
Trading securities and other investments                      95             48
-------------------------------------------------------------------------------
      Total investments                                2,055,541      2,158,538

Cash and cash equivalents                                 26,960         52,130
Reinsurance recoverables                                  47,120         38,675
Amounts due from brokers                                      95             70
Other accounts receivable                                  5,265          3,673
Accrued investment income                                 22,876         23,479
Deferred acquisition costs                               241,568        230,270
Deferred sales inducement costs                           15,658         11,554
Other assets                                               7,365          5,744
Separate account assets                                2,619,680      2,028,923
-------------------------------------------------------------------------------
      Total assets                                    $5,042,128     $4,553,056
===============================================================================

LIABILITIES AND SHAREHOLDER'S EQUITY
Liabilities:
Future policy benefits                                $1,909,109     $2,023,521
Policy claims and other policyholders' funds               8,226          5,097
Deferred income taxes, net                                17,116         18,191
Other liabilities                                         19,007         18,285
Separate account liabilities                           2,619,680      2,028,923
-------------------------------------------------------------------------------
      Total liabilities                                4,573,138      4,094,017
-------------------------------------------------------------------------------

Shareholder's equity:
   Common stock, $10 par value; 200,000 shares
      authorized, issued and outstanding                   2,000          2,000
   Additional paid-in capital                            106,617        106,600
   Retained earnings                                     371,644        350,654
   Accumulated other comprehensive loss, net of tax:
      Net unrealized securities losses                   (11,271)          (215)
-------------------------------------------------------------------------------
      Total shareholder's equity                         468,990        459,039
-------------------------------------------------------------------------------
      Total liabilities and shareholder's equity      $5,042,128     $4,553,056
===============================================================================

See accompanying Notes to Financial Statements.

RiverSource Life Insurance Co. of New York
-------------------------------------------------------------------------------

STATEMENTS OF INCOME
(IN THOUSANDS)

YEARS ENDED DECEMBER 31,                                    2006           2005          2004

REVENUES
Premiums:
   Traditional life insurance                             $ 4,321        $ 4,398       $ 4,073
   Disability income and long term care insurance          18,493         17,696        17,643
----------------------------------------------------------------------------------------------
      Total premiums                                       22,814         22,094        21,716
Net investment income                                     119,142        123,038       119,800
Contractholder and policyholder charges                    36,734         33,425        32,182
Mortality and expense risk and other fees                  31,173         24,415        21,277
Net realized gain on investments                            3,936          9,192           849
----------------------------------------------------------------------------------------------
      Total revenues                                      213,799        212,164       195,824
----------------------------------------------------------------------------------------------

BENEFITS AND EXPENSES
Death and other benefits:
   Traditional life insurance                               2,006          2,845         2,693
   Investment contracts and universal life-type insurance  13,203          9,517        11,981
   Disability income and long term care insurance           5,416          6,010         5,264
Increase (decrease) in liabilities for future policy
  benefits:
   Traditional life insurance                                (522)          (404)         (556)
   Disability income and long term care insurance           5,683          8,064         8,897
Interest credited to account values                        67,142         71,518        68,480
Amortization of deferred acquisition costs                 24,259         19,050        13,705
Separation costs                                            2,756          3,915            --
Other insurance and operating expenses                     24,909         25,636        19,970
----------------------------------------------------------------------------------------------
      Total benefits and expenses                         144,852        146,151       130,434
----------------------------------------------------------------------------------------------
Income before income tax provision and accounting change   68,947         66,013        65,390
Income tax provision                                       22,957         21,803        21,404
----------------------------------------------------------------------------------------------
Income before accounting change                            45,990         44,210        43,986
Cumulative effect of accounting change, net of tax             --             --         2,748
----------------------------------------------------------------------------------------------
      Net income                                          $45,990        $44,210       $41,238
==============================================================================================

See accompanying Notes to Financial Statements.

RiverSource Life Insurance Co. of New York
-------------------------------------------------------------------------------

STATEMENTS OF CASH FLOWS
(IN THOUSANDS)

YEARS ENDED DECEMBER 31,                                    2006           2005          2004

CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                                $45,990        $44,210       $41,238
Adjustments to reconcile net income to net cash
   provided by operating activities:
   Cumulative effect of accounting change, net of tax          --             --         2,748
   Amortization of deferred acquisition costs              24,259         19,050        13,705
   Amortization of deferred sales inducement costs          2,196          1,383         1,269
   Capitalization of deferred acquisition costs           (32,713)       (33,519)      (27,754)
   Capitalization of deferred sales inducement costs       (6,073)        (3,960)       (2,562)
   Amortization of premium, net                             4,380          3,867         4,105
   Deferred income taxes                                    4,892         14,182         4,079
   Contractholder and policyholder charges, non-cash      (13,937)       (14,565)      (14,266)
   Net realized investment gain                            (3,936)        (9,192)         (849)
   Net realized gain on trading securities                    (11)            (2)           (2)
Change in operating assets and liabilities:
   Trading securities, net                                    (36)            58           (87)
   Future policy benefits for traditional life,
      disability income and long term care insurance       10,813         12,448        13,862
   Policy claims and other policyholders' funds             3,129           (484)          519
   Policy loans, excluding universal life-type insurance:
      Repayment                                             2,206          2,266         2,494
      Issuance                                             (2,421)        (2,792)       (2,554)
   Reinsurance recoverables                                (8,445)        (5,449)       (6,922)
   Other accounts receivable                               (1,592)          (741)         (731)
   Accrued investment income                                  603            880        (1,380)
   Other assets and liabilities, net                      (11,390)          (298)          338
----------------------------------------------------------------------------------------------
NET CASH PROVIDED BY OPERATING ACTIVITIES                  17,914         27,342        27,250
----------------------------------------------------------------------------------------------

CASH FLOWS FROM INVESTING ACTIVITIES
Available-for-Sale securities:
   Proceeds from sales                                    131,061        247,160       118,570
   Maturities, sinking fund payments and calls             92,911        227,088       180,899
   Purchases                                             (129,842)      (459,107)     (410,650)
Other investments, excluding policy loans:
   Proceeds from sales, maturities, sinking fund
      payments and calls                                   28,865         20,377        33,387
   Purchases                                              (39,000)       (27,639)      (50,945)
Change in amounts due to and from brokers, net                (25)           (53)        2,140
----------------------------------------------------------------------------------------------
NET CASH PROVIDED BY (USED IN) INVESTING ACTIVITIES        83,970          7,826      (126,599)
----------------------------------------------------------------------------------------------

CASH FLOWS FROM FINANCING ACTIVITIES
Activity related to investment contracts and universal
   life-type insurance:
   Considerations received                                 87,532        111,090       184,527
   Interest credited to account values                     67,142         71,518        68,480
   Surrenders and other benefits                         (254,644)      (178,462)     (136,935)
Policy loans:
   Repayment                                                5,035          5,030         4,735
   Issuance                                                (7,119)        (5,228)       (5,585)
Cash dividends to RiverSource Life Insurance Company      (25,000)       (22,500)      (21,500)
----------------------------------------------------------------------------------------------
NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES      (127,054)       (18,552)       93,722
----------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS      (25,170)        16,616        (5,627)
Cash and cash equivalents at beginning of year             52,130         35,514        41,141
----------------------------------------------------------------------------------------------
CASH AND CASH EQUIVALENTS AT END OF YEAR                  $26,960        $52,130       $35,514
==============================================================================================

Supplemental disclosures:
   Income taxes paid                                      $11,946        $14,347       $16,241
   Interest paid on borrowings                                247              8            --

See accompanying Notes to Financial Statements.

RiverSource Life Insurance Co. of New York
-------------------------------------------------------------------------------

STATEMENTS OF SHAREHOLDER'S EQUITY
FOR THE THREE YEARS ENDED DECEMBER 31, 2006
(IN THOUSANDS)

                                                                        ADDITIONAL               ACCUMULATED OTHER
                                                             COMMON      PAID-IN       RETAINED    COMPREHENSIVE
                                                             STOCK       CAPITAL       EARNINGS    INCOME/(LOSS)     TOTAL
----------------------------------------------------------------------------------------------------------------------------
BALANCES AT DECEMBER 31, 2003                                $2,000      $106,600      $309,206       $ 41,695      $459,501
Comprehensive income:
   Net income                                                    --            --        41,238             --        41,238
   Change in unrealized holding losses on securities, net        --            --            --         (2,487)       (2,487)
                                                                                                                    --------
Total comprehensive income                                                                                            38,751
Cash dividends to RiverSource Life Insurance Company             --            --       (21,500)            --       (21,500)
----------------------------------------------------------------------------------------------------------------------------

BALANCES AT DECEMBER 31, 2004                                $2,000      $106,600      $328,944       $ 39,208      $476,752
Comprehensive income:
   Net income                                                    --            --        44,210             --        44,210
   Change in unrealized holding losses on securities, net        --            --            --        (39,423)      (39,423)
                                                                                                                    --------
Total comprehensive income                                                                                             4,787
Cash dividends to RiverSource Life Insurance Company             --            --       (22,500)            --       (22,500)
----------------------------------------------------------------------------------------------------------------------------

BALANCES AT DECEMBER 31, 2005                                $2,000      $106,600      $350,654       $   (215)     $459,039
Comprehensive income:
   Net income                                                    --            --        45,990             --        45,990
   Change in unrealized holding losses on securities, net        --            --            --        (11,056)      (11,056)
                                                                                                                    --------
Total comprehensive income                                                                                            34,934
Tax affect of share-based incentive employee compensation        --            17            --             --            17
Cash dividends to RiverSource Life Insurance Company             --            --       (25,000)            --       (25,000)
----------------------------------------------------------------------------------------------------------------------------
BALANCES AT DECEMBER 31, 2006                                $2,000      $106,617      $371,644       $(11,271)     $468,990
============================================================================================================================

See accompanying Notes to Financial Statements.

RiverSource Life Insurance Co. of New York
-------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

1. NATURE OF BUSINESS AND BASIS OF PRESENTATION

Nature of Business
RiverSource Life Insurance Co. of New York ("RiverSource Life of NY"), formerly known as IDS Life Insurance Company of New York ("IDS Life of New York"), is a stock life insurance company domiciled in New York, which holds Certificates of Authority in New York and North Dakota. RiverSource Life of NY is a wholly-owned subsidiary of RiverSource Life Insurance Company ("RiverSource Life"), which is domiciled in Minnesota. RiverSource Life is a wholly-owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial"). RiverSource Life of NY serves residents of the State of New York and issues insurance and annuity products.

On December 31, 2006, American Centurion Life Assurance Company ("American Centurion Life") merged with and into IDS Life of New York. As a result of the merger, American Centurion Life ceased to exist. Prior to the merger, American Centurion Life was a wholly-owned operating subsidiary of IDS Life Insurance Company. Immediately following the merger, IDS Life of New York changed its name to RiverSource Life Insurance Co. of New York.

There was no material effect on the financial condition and results of operations for RiverSource Life of NY as a result of the merger.

Ameriprise Financial was formerly a wholly-owned subsidiary of American Express Company ("American Express"). On February 1, 2005, the American Express Board of Directors announced its intention to pursue the disposition of 100% of its shareholdings in Ameriprise Financial (the "Separation") through a tax-free distribution to American Express shareholders. Effective as of the close of business on September 30, 2005, American Express completed the Separation and the distribution of Ameriprise Financial common shares to American Express shareholders (the "Distribution"). In connection with the Distribution, Ameriprise Financial entered into certain agreements with American Express to effect the Separation and to define the responsibility for obligations arising before and after the date of the Distribution, including, among others, obligations relating to transition services, taxes, and employees. Ameriprise Financial has incurred $654 million of pretax non-recurring separation costs since the Separation announcement through December 31, 2006 and expects to incur a total of approximately $875 million. RiverSource Life of NY was allocated certain expenses incurred as a result of Ameriprise Financial becoming an independent company. RiverSource Life of NY has been allocated $6.7 million in total pretax non-recurring separation costs since the Separation announcement through December 31, 2006 and expects to be allocated a portion of the remaining separation costs in 2007. RiverSource Life, RiverSource Life of NY's parent, received a capital contribution of $650 million from Ameriprise Financial during the third quarter of 2005 to support its financial strength ratings and to cover separation costs.

RiverSource Life of NY's principal products are variable deferred annuities and variable universal life insurance which are issued primarily to individuals. It also offers fixed annuities where assets accumulate until the contract is surrendered, the contractholder (or in some contracts, the annuitant) dies, or the contractholder or annuitant begins receiving benefits under an annuity payout option. It also offers immediate annuities in which payments begin within one year of issue and continue for life or for a fixed period of time. RiverSource Life of NY's fixed deferred annuities guarantee a relatively low annual interest rate during the accumulation period (the time before annuity payments begin). However, RiverSource Life of NY has the option of paying a higher rate set at its discretion. RiverSource Life of NY issues both variable and fixed universal life insurance, traditional life insurance including whole life and term life and disability income insurance. (RiverSource Life of NY discontinued underwriting new long term care ("LTC") policies as of December 31, 2002). Universal life insurance is a form of permanent life insurance characterized by its flexible premiums, its flexible death benefit amounts and its unbundling of the pricing factors (i.e., mortality, interest and expenses). Traditional life insurance refers to whole and term life insurance policies that pay a specified sum to a beneficiary upon death of the insured for a fixed premium. Variable universal life insurance combines the premium and death benefit flexibility of universal life with underlying fund investment flexibility and the risks associated therewith. Waiver of premium and accidental death benefit riders are generally available with these life insurance products.

Under RiverSource Life of NY's variable life insurance and variable annuity products described above, the purchaser may choose among investment options that include RiverSource Life of NY's "general account" as well as from a variety of portfolios including common stocks, bonds, managed assets and/or short-term securities.

Basis of Presentation
The accompanying financial statements are prepared in accordance with U.S. generally accepted accounting principles ("U.S. GAAP") which vary in certain respects from reporting practices prescribed or permitted by the New York Department of Insurance (RiverSource Life of NY's primary regulator) as reconciled in Note 14. Certain reclassifications of prior period amounts have been made to conform to the current presentation.

RiverSource Life Insurance Co. of New York
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2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

AMOUNTS BASED ON ESTIMATES AND ASSUMPTIONS
Accounting estimates are an integral part of the financial statements. In part, they are based upon assumptions concerning future events. Among the more significant are those that relate to investment securities valuation and recognition of other-than-temporary impairments, valuation of deferred acquisition costs ("DAC") and the corresponding recognition of DAC amortization, derivative financial instruments, income taxes and recognition of deferred tax assets and liabilities. These accounting estimates reflect the best judgment of management and actual results could differ.

BALANCE SHEET

INVESTMENTS
Investments consist of the following:

Available-for-Sale Securities
Available-for-Sale securities are carried at fair value with unrealized gains (losses) recorded in accumulated other comprehensive income (loss), net of income tax provision (benefit) and net of adjustments in other asset and liability balances, such as DAC, to reflect the expected impact on their carrying values had the unrealized gains (losses) been realized as of the respective balance sheet date. Gains and losses are recognized in results of operations upon disposition of the securities. In addition, losses are also recognized when management determines that a decline in value is other-than-temporary, which requires judgment regarding the amount and timing of recovery. Indicators of other-than-temporary impairment for debt securities include issuer downgrade, default or bankruptcy. RiverSource Life of NY also considers the extent to which amortized cost exceeds fair value, the duration of that difference and management's judgment about the issuer's current and prospective financial condition, as well as its ability and intent to hold until recovery. Other-than-temporary impairment charges are recorded in net realized gains (losses) on investments within the Statements of Income. Fair value is generally based on quoted market prices.

Commercial Mortgage Loans on Real Estate, Net
Commercial mortgage loans on real estate, net, reflect principal amounts outstanding less allowance for loan losses. The allowance for loan losses is measured as the excess of the loan's recorded investment over the present value of its expected principal and interest payments discounted at the loan's effective interest rate, or the fair value of collateral. Additionally, the level of the allowance for loan losses considers other factors, including historical experience, economic conditions and geographic concentrations. Management regularly evaluates the adequacy of the allowance for loan losses and believes it is adequate to absorb estimated losses in the portfolio.

RiverSource Life of NY generally stops accruing interest on commercial mortgage loans for which interest payments are delinquent more than three months. Based on management's judgment as to the ultimate collectibility of principal, interest payments received are either recognized as income or applied to the recorded investment in the loan.

Policy Loans
Policy loans include life insurance policy and annuity loans. These loans are carried at the aggregate of the unpaid loan balances, which do not exceed the cash surrender values of the related policies.

Trading Securities and Other Investments
Included in trading securities and other investments is separate account seed money. Separate account seed money is carried at fair market value with changes in value recognized within net investment income.

CASH AND CASH EQUIVALENTS
RiverSource Life of NY has defined cash equivalents to include highly liquid investments with original maturities of 90 days or less.

REINSURANCE
RiverSource Life of NY reinsures a portion of the risks associated with its life and LTC insurance products through reinsurance agreements with unaffiliated insurance companies. Reinsurance is used in order to limit losses, minimize exposure to large risks, provide additional capacity for future growth and to effect business-sharing arrangements. To minimize exposure to significant losses from reinsurer insolvencies, RiverSource Life of NY evaluates the financial condition of its reinsurers prior to entering into new reinsurance treaties and on a periodic basis during the terms of the treaties. RiverSource Life of NY remains primarily liable as the direct insurer on all risks reinsured.

RiverSource Life Insurance Co. of New York
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Generally, RiverSource Life of NY reinsures 90% of the death benefit liability related to individual fixed and variable universal life and term life insurance products. RiverSource Life of NY began reinsuring risks at this level beginning in 2002 for term life insurance and 2003 for variable and universal life insurance. Policies issued prior to these dates are not subject to the same reinsurance levels. The maximum amount of life insurance risk retained by RiverSource Life of NY is $750,000 on any policy insuring a single life and $1.5 million on any flexible premium survivorship variable life policy. For existing LTC policies sold after 1995, RiverSource Life of NY retained 50% of the risk and the remaining 50% of the risk was ceded on a coinsurance basis to Genworth Life Insurance Company of New York ("Genworth"). Reinsurance recoverable from Genworth related to RiverSource Life of NY's long term care liabilities was $35.3 million at December 31, 2006, while amounts recoverable from each other reinsurer were much smaller. Risk on variable life and universal life policies is reinsured on a yearly renewable term basis. Starting in 2002, risk on most term life policies is reinsured on a coinsurance basis.

RiverSource Life of NY retains all risk for new claims on disability income ("DI") contracts. Risk is currently managed by limiting the amount of disability insurance written on any one individual. RiverSource Life of NY also retains all accidental death benefit and almost all waiver of premium risk.

DEFERRED ACQUISITION COSTS
DAC represent the costs of acquiring new business, principally direct sales commissions and other distribution and underwriting costs that have been deferred on the sale of annuity and insurance products. These costs are deferred to the extent they are recoverable from future profits or premiums.

DEFERRED SALES INDUCEMENT COSTS
Deferred sales inducement costs ("DSIC") consist of bonus interest credits and premium credits added to certain annuity contract and insurance policy values. These benefits are capitalized to the extent they are incremental to amounts that would be credited on similar contracts without the applicable feature. The amounts capitalized are amortized using the same methodology and assumptions used to amortize DAC.

SEPARATE ACCOUNT ASSETS AND LIABILITIES
Separate account assets and liabilities are primarily funds held for exclusive benefit of variable annuity and variable life insurance contractholders. RiverSource Life of NY receives mortality and expense risk and other fees, guarantee fees and cost of insurance charges from the related accounts.

FUTURE POLICY BENEFITS AND POLICY CLAIMS AND OTHER POLICYHOLDERS' FUNDS

Fixed Annuities and Variable Annuity Guarantees
Future policy benefits and policy claims and other policyholders' funds related to fixed annuities and variable annuity guarantees include liabilities for fixed account values on fixed and variable deferred annuities, guaranteed benefits associated with variable annuities and fixed annuities in a payout status.

Liabilities for fixed account values on fixed and variable deferred annuities are equal to accumulation values, which are the cumulative gross deposits and credited interest less withdrawals and various charges.

The majority of the variable annuity contracts offered by RiverSource Life of NY contain guaranteed minimum death benefit ("GMDB") provisions. When market values of the customers' accounts decline, the death benefit payable on a contract with a GMDB may exceed the contract accumulation value. RiverSource Life of NY also offers variable annuities with death benefit provisions that gross up the amount payable by a certain percentage of contract earnings, which are referred to as gain gross-up ("GGU") benefits. In addition, RiverSource Life of NY offers contracts containing guaranteed minimum income benefit ("GMIB"), guaranteed minimum withdrawal benefit ("GMWB") and guaranteed minimum accumulation benefit ("GMAB") provisions.

In determining the liabilities for variable annuity death benefits and GMIB, RiverSource Life of NY projects these benefits and contract assessments using actuarial models to simulate various equity market scenarios. Significant assumptions made in projecting future benefits and assessments relate to customer asset value growth rates, mortality, persistency and investment margins and are consistent with those used for DAC asset valuation for the same contracts. As with DAC, management will review and where appropriate, adjust its assumptions each quarter. Unless management identifies a material deviation over the course of quarterly monitoring, management will review and update these assumptions annually in the third quarter of each year.

The variable annuity death benefit liability is determined by estimating the expected value of death benefits in excess of the projected contract accumulation value and recognizing the excess over the estimated meaningful life based on expected assessments (e.g., mortality and expense fees, contractual administrative charges and similar fees).

RiverSource Life Insurance Co. of New York
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If elected by the contract owner and after a stipulated waiting period from contract issuance, a GMIB guarantees a minimum lifetime annuity based on a specified rate of contract accumulation value growth and predetermined annuity purchase rates. The GMIB liability is determined each period by estimating the expected value of annuitization benefits in excess of the projected contract accumulation value at the date of annuitization and recognizing the excess over the estimated meaningful life based on expected assessments.

GMWB and GMAB provisions are considered embedded derivatives and are recorded at fair value. The fair value of these embedded derivatives is based on the present value of future benefits less applicable fees charged for the provision. Changes in fair value are reflected in death and other benefits for investment contracts and universal life-type insurance.

Liabilities for fixed annuities in a benefit or payout status are based on future estimated payments using established industry mortality tables and interest rates, ranging from 4.6% to 9.5% at December 31, 2006, depending on year of issue, with an average rate of approximately 5.9%.

Life, Disability Income and Long Term Care Insurance
Future policy benefits and policy claims and other policyholders' funds related to life, DI and LTC insurance include liabilities for fixed account values on fixed and variable universal life policies, liabilities for unpaid amounts on reported claims, estimates of benefits payable on claims incurred but not yet reported and estimates of benefits that will become payable on term life, whole life, DI and LTC policies as claims are incurred in the future.

Liabilities for fixed account values on fixed and variable universal life insurance are equal to accumulation values. Accumulation values are the cumulative gross deposits and credited interest less various contractual expense and mortality charges and less amounts withdrawn by policyholders.

Liabilities for unpaid amounts on reported life insurance claims are equal to the death benefits payable under the policies. Liabilities for unpaid amounts on reported DI and LTC claims include any periodic or other benefit amounts due and accrued, along with estimates of the present value of obligations for continuing benefit payments. These amounts are calculated based on claim continuance tables which estimate the likelihood an individual will continue to be eligible for benefits. Present values are calculated at interest rates established when claims are incurred. Anticipated claim continuance rates are based on established industry tables, adjusted as appropriate for RiverSource Life of NY's experience. Interest rates used with DI claims range from 3.0% to 8.0% at December 31, 2006, with an average rate of 5.0%. Interest rates used with LTC claims range from 4.0% to 7.0% at December 31, 2006, with an average rate of 4.4%.

Liabilities for estimated benefits payable on claims that have been incurred but not yet reported are based on periodic analysis of the actual time lag between when a claim occurs and when it is reported.

Liabilities for estimates of benefits that will become payable on future claims on term life, whole life, DI and LTC policies are based on the net level premium method, using anticipated premium payments, mortality and morbidity rates, policy persistency and interest rates earned on assets supporting the liability. Anticipated mortality and morbidity rates are based on established industry mortality and morbidity tables, with modifications based on RiverSource Life of NY's experience. Anticipated premium payments and persistency rates vary by policy form, issue age, policy duration and certain other pricing factors. Anticipated interest rates for term and whole life range from 4.0% to 10.0% at December 31, 2006, depending on policy form, issue year and policy duration. Anticipated interest rates for DI are 7.5% at policy issue grading to 5.0% over five years. Anticipated discount rates for LTC are currently 5.4% at December 31, 2006 grading up to 9.4% over 40 years.

Where applicable, benefit amounts expected to be recoverable from other insurers who share in the risk are separately recorded as reinsurance recoverable within receivables.

RiverSource Life of NY issues only non-participating life and health insurance policies, which do not pay dividends to policyholders from realized policy margins.

REVENUES AND EXPENSES
RiverSource Life of NY's principal sources of revenue include premium revenues, net investment income, contractholder and policyholder charges and mortality and expense risk and other fees.

Premium Revenues
Premium revenues include premiums on traditional life, DI and LTC insurance products. Such premiums are net of reinsurance ceded and are recognized as revenue when due.

RiverSource Life Insurance Co. of New York
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Net Investment Income
Net investment income primarily includes interest income earned on fixed maturity securities classified as Available-for-Sale, commercial mortgage loans on real estate and policy loans. Interest income is accrued as earned using the effective interest method, which makes an adjustment of the yield for security premiums and discounts on all performing fixed maturity securities classified as Available-for-Sale, and commercial mortgage loans on real estate so that the related security or loan recognizes a constant rate of return on the outstanding balance throughout its term.

Contractholder and Policyholder Charges
Contractholder and policyholder charges include certain charges assessed on annuities and fixed and variable universal life insurance, such as cost of insurance and administrative and surrender charges. Cost of insurance charges on fixed and variable universal life insurance are recognized as revenue when earned, whereas contract charges and surrender charges on annuities and universal and variable universal life insurance are recognized as revenue when collected.

Mortality and Expense Risk and Other Fees
Mortality and expense risk and other fees include risk, management and administration fees, which are generated directly and indirectly from RiverSource Life of NY's separate account assets. RiverSource Life of NY's management and other fees are generally computed as a contractual rate based on the underlying asset values and are generally received monthly.

Net Realized Investment Gain
Realized gains and losses are recognized using the specific identification method, on a trade date basis, and charges are recorded when securities are determined to be other-than-temporarily impaired.

Death and Other Benefits
Death and other benefits expenses consist of amounts paid under insurance policies and annuity contracts, including benefits paid under optional variable annuity guaranteed benefit riders. Amounts are net of benefit payments recovered or expected to be recovered under reinsurance contracts. Death and other benefits expenses also include amortization of DSIC.

Interest Credited to Account Values
Interest credited to account values represents amounts earned on fixed account values associated with fixed and variable universal life and annuity contracts in accordance with contract provisions.

Amortization of Deferred Acquisition Costs
Direct sales commissions and other costs deferred as DAC associated with the sale of annuity and insurance products are amortized over time. For annuity and universal life contracts, DAC are amortized based on projections of estimated gross profits over amortization periods equal to the approximate life of the business. For other insurance products, DAC are generally amortized as a percentage of premiums over amortization periods equal to the premium-paying period.

For annuity and universal life insurance products, the assumptions made in projecting future results and calculating the DAC balance and DAC amortization expense are management's best estimates. Management is required to update these assumptions whenever it appears that, based on actual experience or other evidence, earlier estimates should be revised. When assumptions are changed, the percentage of estimated gross profits used to amortize DAC might also change. A change in the required amortization percentage is applied retrospectively; an increase in amortization percentage will result in a decrease in the DAC balance and an increase in DAC amortization expense, while a decrease in amortization percentage will result in an increase in the DAC balance and a decrease in DAC amortization expense. The impact on results of operations of changing assumptions can be either positive or negative in any particular period and is reflected in the period in which such changes are made.

For other life, DI and LTC insurance products, the assumptions made in calculating the DAC balance and DAC amortization expense are consistent with those used in determining the liabilities and, therefore are intended to provide for adverse deviations in experience and are revised only if management concludes experience will be so adverse that DAC is not recoverable or if premium rates charged for the contract are changed. If management concludes that DAC is not recoverable, DAC is reduced to the amount that is recoverable based on best estimate assumptions and there is a corresponding expense recorded in RiverSource Life of NY's results of operations.

For annuity, life, DI and LTC insurance products, key assumptions underlying those long-term projections include interest rates (both earning rates on invested assets and rates credited to policyholder accounts), equity market performance, mortality and morbidity rates and the rates at which policyholders are expected to surrender their contracts, make withdrawals from their contracts and make additional deposits to their contracts. Assumptions about interest rates are the primary factor used to project interest margins, while assumptions about rates credited to policyholder accounts and equity market performance are the primary factors used to project client asset value growth rates, and assumptions about surrenders, withdrawals and deposits comprise projected persistency rates. Management must also make assumptions to project maintenance expenses associated with servicing annuity and insurance business during the DAC amortization period.

RiverSource Life Insurance Co. of New York
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The client asset value growth rate is the rate at which variable annuity and variable universal life insurance contract values are assumed to appreciate in the future. The rate is net of asset fees and anticipates a blend of equity and fixed income investments. Management reviews and, where appropriate, adjusts its assumptions with respect to client asset value growth rates on a regular basis. RiverSource Life of NY uses a mean reversion method as a guideline in setting near-term client asset value growth rates based on a long-term view of financial market performance as well as actual historical performance. In periods when market performance results in actual contract value growth at a rate that is different than that assumed, RiverSource Life of NY reassesses the near-term rate in order to continue to project its best estimate of long-term growth. The near-term growth rate is reviewed to ensure consistency with management's assessment of anticipated equity market performance. DAC amortization expense recorded in a period when client asset value growth rates exceed near-term estimates will typically be less than in a period when growth rates fall short of near-term estimates.

The analysis of DAC balances and the corresponding amortization is a dynamic process that considers all relevant factors and assumptions described previously. Unless management identifies a significant deviation over the course of the quarterly monitoring, management reviews and updates these DAC amortization assumptions annually in the third quarter of each year.

Separation Costs
Separation costs generally consist of allocated financial advisor and employee retention program costs, re-branding and marketing costs and costs to separate and reestablish technology platforms related to the Separation.

Other Insurance and Operating Expenses
Other insurance and operating expenses primarily includes expenses allocated to RiverSource Life of NY from Ameriprise Financial for RiverSource Life of NY's share of compensation, professional and consultant fees, information technology and communications, facilities and equipment, advertising and promotion and legal and regulatory expenses.

Income Taxes
As a result of the Separation of Ameriprise Financial from American Express, RiverSource Life of NY was required to file a short period income tax return through September 30, 2005 which was included as part of the American Express consolidated income tax return for the year ending December 31, 2005. Additionally, RiverSource Life of NY's taxable income will be included with RiverSource Life in filing a separate consolidated life insurance company federal income tax return for five tax years following the Distribution. Therefore, RiverSource Life was also required to file a separate short period consolidated life insurance company income tax return for the period October 1, 2005 through December 31, 2005. RiverSource Life of NY provides for income taxes on a separate return basis, except that, under an agreement with RiverSource Life, a tax benefit is recognized for losses to the extent they can be used on the consolidated tax return. It is the policy of RiverSource Life that RiverSource Life will reimburse subsidiaries for all tax benefits. RiverSource Life of NY's provision for income taxes represents the net amount of income taxes that it expects to pay or receive from various taxing jurisdictions in connection with its operations. Inherent in the provision for income taxes are estimates and judgment regarding the tax treatment of certain offsets and credits.

3. RECENT ACCOUNTING PRONOUNCEMENTS

In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 157, "Fair Value Measurements" ("SFAS 157"). SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. SFAS 157 applies under other accounting pronouncements that require or permit fair value measurements. Accordingly, SFAS 157 does not require any new fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. Early adoption is permitted provided that the entity has not issued financial statements for any period within the year of adoption. The provisions of SFAS 157 are required to be applied prospectively as of the beginning of the fiscal year in which SFAS 157 is initially applied, except for certain financial instruments as defined in SFAS 157 which will require retrospective application of SFAS 157. The transition adjustment, if any, will be recognized as a cumulative-effect adjustment to the opening balance of retained earnings for the fiscal year of adoption. RiverSource Life of NY is currently evaluating the impact of SFAS 157 on its financial condition and results of operations.

In September 2006, the Securities and Exchange Commission ("SEC") issued Staff Accounting Bulletin ("SAB") No. 108, "Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements" ("SAB 108"). SAB 108 addresses quantifying the financial statement effects of misstatements, specifically, how the effects of prior year uncorrected errors must be considered in quantifying misstatements in the current year financial statements. SAB 108 does not change the SEC staff's previous positions in SAB No. 99, "Materiality," regarding qualitative considerations in assessing the materiality of misstatements. SAB 108 was effective for fiscal years ending after November 15, 2006. The effect of adopting SAB 108 on RiverSource Life of NY's financial condition and results of operations was insignificant.

RiverSource Life Insurance Co. of New York
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In June 2006, the FASB issued FASB Interpretation No. 48, "Accounting for
Uncertainty in Income Taxes -- an interpretation of FASB Statement No. 109" ("FIN 48"). FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes." FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. RiverSource Life of NY adopted FIN 48 as of January 1, 2007. The effect of adopting FIN 48 on RiverSource Life of NY's financial condition and results of operations was not material.

In February 2006, the FASB issued SFAS No. 155, "Accounting for Certain Hybrid Financial Instruments" ("SFAS 155"). SFAS 155 amends SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("SFAS 133") and SFAS No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities" ("SFAS 140"). SFAS 155: (i) permits fair value remeasurement for any hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation; (ii) clarifies which interest-only and principal-only strips are not subject to the requirements of SFAS 133; (iii) establishes a requirement to evaluate interests in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation; (iv) clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives; and (v) amends SFAS 140 to eliminate the prohibition on a qualifying special-purpose entity from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial instrument. RiverSource Life of NY adopted SFAS 155 as of January 1, 2007. The effect of adopting SFAS 155 on its financial condition and results of operations is not expected to be significant.

Effective January 1, 2006, RiverSource Life of NY adopted SFAS No. 154, "Accounting Changes and Error Corrections," ("SFAS 154"). This Statement replaced APB Opinion No. 20, "Accounting Changes" and SFAS No. 3, "Reporting Accounting Changes in Interim Financial Statements," and changed the requirements for the accounting for and reporting of a change in accounting principle. The effect of adopting SFAS 154 on RiverSource Life of NY's financial condition and results of operations was insignificant.

Effective January 1, 2006, RiverSource Life of NY adopted FASB Staff Position ("FSP") FAS 115-1 and FAS 124-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments," ("FSP FAS 115-1 and FAS 124-1"). FSP FAS 115-1 and FAS 124-1 address the determination as to when an investment is considered impaired, whether that impairment is other-than-temporary and the measurement of loss. It also includes accounting considerations subsequent to the recognition of an other-than-temporary impairment and requires certain disclosures about unrealized losses that have not been recognized as other-than-temporary impairments. The impact of the adoption of FSP FAS 115-1 and FAS 124-1 on RiverSource Life of NY's financial condition and results of operations was not material.

In September 2005, the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position ("SOP") 05-1, "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts," ("SOP 05-1"). SOP 05-1 provides clarifying guidance on accounting by insurance enterprises for DAC associated with any insurance or annuity contract that is internally replaced with another contract or significantly modified. SOP 05-1 is effective for transactions occurring in fiscal years beginning after December 15, 2006. RiverSource Life of NY has accounted for many of these transactions as contract continuations and has continued amortization of existing DAC against revenue from the new or modified contract. In addition, RiverSource Life of NY has not anticipated these transactions in establishing amortization periods or other DAC valuation assumptions. Many of these transactions no longer qualify as continuations under SOP 05-1. Effective with RiverSource Life of NY's adoption of SOP 05-1 as of January 1, 2007, RiverSource Life of NY will account for such transactions as contract terminations which will result in accelerated DAC amortization. As a result of adopting SOP 05-1, RiverSource Life of NY has determined that in the first quarter of 2007 it will record as a cumulative change in accounting principle a pretax reduction to DAC of approximately $14.3 million and an after-tax decrease to retained earnings of approximately $9.3 million. The adoption of SOP 05-1 is also expected to result in an increase in DAC amortization in 2007. The expected increase to amortization expense may vary depending upon future changes in underlying valuation assumptions.

Effective January 1, 2004, RiverSource Life of NY adopted SOP 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" ("SOP 03-1"). SOP 03-1 provides guidance on; (i) the classification and valuation of long-duration contract liabilities; (ii) the accounting for sales inducements; and (iii) separate account presentation and valuation. The adoption of SOP 03-1 resulted in a cumulative effect of accounting change that reduced first quarter 2004 results by $2.7 million ($4.2 million pretax). The cumulative effect of accounting change consisted of: (i) $2.0 million pretax from establishing additional liabilities for certain variable annuity guaranteed benefits ($1.8 million) and from considering these liabilities in valuing DAC and DSIC associated with those contracts ($0.2 million); and (ii) $2.2 million pretax from establishing additional liabilities for certain variable universal life and single pay universal life insurance contracts under which contractual costs

RiverSource Life Insurance Co. of New York
-------------------------------------------------------------------------------

of insurance charges are expected to be less than future death benefits ($2.8 million) and from considering these liabilities in valuing DAC associated with those contracts ($0.6 million offset). Prior to RiverSource Life of NY's adoption of SOP 03-1, amounts paid in excess of contract value were expensed when payable. Amounts expensed in 2004 to establish and maintain additional liabilities for certain variable annuity guaranteed benefits were $2.9 million (of which $1.8 million was part of the adoption charges described previously). RiverSource Life of NY's accounting for separate accounts was already consistent with the provisions of SOP 03-1 and, therefore, there was no impact related to this requirement.

The AICPA released a series of technical practice aids ("TPAs") in September 2004, which provide additional guidance related to, among other things, the definition of an insurance benefit feature and the definition of policy assessments in determining benefit liabilities, as described within SOP 03-1. The TPAs did not have a material effect on RiverSource Life of NY's calculation of liabilities that were recorded in the first quarter of 2004 upon adoption of SOP 03-1.

4. INVESTMENTS

AVAILABLE-FOR-SALE SECURITIES
The following is a summary of Available-for-Sale securities by type:

                                                                          GROSS        GROSS
                                                        AMORTIZED       UNREALIZED   UNREALIZED       FAIR
DECEMBER 31, 2006 (IN THOUSANDS)                          COST            GAINS        LOSSES         VALUE
---------------------------------------------------------------------------------------------------------------
Fixed maturities:
Corporate debt securities                              $  928,435        $ 8,511      $(19,032)    $  917,914
Mortgage and other asset-backed securities                590,411          2,875       (10,048)       583,238
Foreign corporate bonds and obligations                   219,178          2,623        (4,782)       217,019
U.S. government and agencies obligations                   35,909             50          (850)        35,109
State and municipal obligations                             6,996             --          (334)         6,662
Foreign government bonds and obligations                    6,182            651           (12)         6,821
---------------------------------------------------------------------------------------------------------------
Total fixed maturities                                  1,787,111         14,710       (35,058)     1,766,763
---------------------------------------------------------------------------------------------------------------
Total                                                  $1,787,111        $14,710      $(35,058)    $1,766,763
===============================================================================================================

                                                                          GROSS        GROSS
                                                         AMORTIZED      UNREALIZED   UNREALIZED      FAIR
DECEMBER 31, 2005 (IN THOUSANDS)                           COST           GAINS        LOSSES        VALUE
---------------------------------------------------------------------------------------------------------------
Fixed maturities:
Corporate debt securities                              $  970,590        $16,820      $(13,697)    $  973,713
Mortgage and other asset-backed securities                639,123          5,140        (8,837)       635,426
Foreign corporate bonds and obligations                   220,615          5,148        (3,535)       222,228
U.S. government and agencies obligations                   38,362             63          (849)        37,576
State and municipal obligations                             6,996             --          (253)         6,743
Foreign government bonds and obligations                    6,213            566            (9)         6,770
---------------------------------------------------------------------------------------------------------------
Total fixed maturities                                  1,881,899         27,737       (27,180)     1,882,456
---------------------------------------------------------------------------------------------------------------
Total                                                  $1,881,899        $27,737      $(27,180)    $1,882,456
===============================================================================================================

At December 31, 2006 and 2005, fixed maturity securities, excluding net unrealized appreciation and depreciation, comprised approximately 86% and 87%, respectively, of RiverSource Life of NY's total investments. These securities are rated by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's ("S&P"), except for approximately $64 million and $56 million of securities at December 31, 2006 and 2005, respectively, which are rated by RiverSource Investments, LLC's internal analysts using criteria similar to Moody's and S&P. Ratings on investment grade securities are presented using S&P's convention and, if the two agencies' ratings differ, the lower rating is used. A summary by rating, excluding net unrealized appreciation and depreciation, on December 31 is as follows:

RATING                                                       2006           2005
----------------------------------------------------------------------------------
AAA                                                            36%            37%
AA                                                              8              6
A                                                              21             23
BBB                                                            28             26
Below investment grade                                          7              8
----------------------------------------------------------------------------------
   Total                                                      100%           100%
==================================================================================

At December 31, 2006 and 2005, approximately 35% and 37%, respectively, of the securities rated AAA are GNMA, FNMA and FHLMC mortgage-backed securities. No holdings of any other issuer were greater than 10% of shareholder's equity.

RiverSource Life Insurance Co. of New York
-------------------------------------------------------------------------------

The following table provides information about Available-for-Sale securities with gross unrealized losses and the length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2006:

(IN THOUSANDS)                                 LESS THAN 12 MONTHS        12 MONTHS OR MORE                TOTAL
--------------------------------------------------------------------------------------------------------------------------
                                                 FAIR     UNREALIZED       FAIR      UNREALIZED      FAIR       UNREALIZED
DESCRIPTION OF SECURITIES:                       VALUE      LOSSES         VALUE       LOSSES        VALUE        LOSSES
--------------------------------------------------------------------------------------------------------------------------
Corporate debt securities                      $134,822     $1,470      $  527,893     $17,562     $  662,715     $19,032
Mortgage and other asset-backed securities       57,846        402         360,880       9,646        418,726      10,048
Foreign corporate bonds and obligations          19,525        221         118,329       4,561        137,854       4,782
U.S. government and agencies obligations             --         --          34,641         850         34,641         850
State and municipal obligations                      --         --           6,662         334          6,662         334
Foreign government bonds and obligations             --         --             324          12            324          12
--------------------------------------------------------------------------------------------------------------------------
   Total                                       $212,193     $2,093      $1,048,729     $32,965     $1,260,922     $35,058
==========================================================================================================================

The following table provides information about Available-for-Sale securities with gross unrealized losses and the length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2005:

(IN THOUSANDS)                                 LESS THAN 12 MONTHS        12 MONTHS OR MORE                TOTAL
--------------------------------------------------------------------------------------------------------------------------
                                                 FAIR     UNREALIZED       FAIR      UNREALIZED      FAIR       UNREALIZED
DESCRIPTION OF SECURITIES:                       VALUE      LOSSES         VALUE       LOSSES        VALUE        LOSSES
--------------------------------------------------------------------------------------------------------------------------
Corporate debt securities                      $458,798    $10,183        $ 78,600      $3,514     $  537,398     $13,697
Mortgage and other asset-backed securities      323,001      5,813          82,553       3,024        405,554       8,837
Foreign corporate bonds and obligations          78,203      2,023          33,623       1,512        111,826       3,535
U.S. government and agencies obligations         37,092        849              --          --         37,092         849
State and municipal obligations                   5,786        208             957          45          6,743         253
Foreign government bonds and obligations            332          9              --          --            332           9
--------------------------------------------------------------------------------------------------------------------------
   Total                                       $903,212    $19,085        $195,733      $8,095     $1,098,945     $27,180
==========================================================================================================================

In evaluating potential other-than-temporary impairments, RiverSource Life of NY considers the extent to which amortized costs exceed fair value and the duration of that difference. A key metric in performing this evaluation is the ratio of fair value to amortized cost. The following table summarizes the unrealized losses by ratio of fair value to amortized cost as of December 31, 2006:

(IN THOUSANDS,
EXCEPT NUMBER OF SECURITIES)    LESS THAN 12 MONTHS                    12 MONTHS OR MORE                         TOTAL
------------------------------------------------------------------------------------------------------------------------------------
                                                   GROSS                                GROSS                               GROSS
RATIO OF FAIR VALUE TO    NUMBER OF              UNREALIZED  NUMBER OF                UNREALIZED  NUMBER OF               UNREALIZED
AMORTIZED COST           SECURITIES  FAIR VALUE    LOSSES    SECURITIES   FAIR VALUE    LOSSES    SECURITIES   FAIR VALUE   LOSSES
------------------------------------------------------------------------------------------------------------------------------------
95% - 100%                   93       $212,193     $2,093       289       $  988,749   $27,467       382       $1,200,942   $29,560
90% - 95%                    --             --         --        28           48,076     3,474        28           48,076     3,474
80% - 90%                    --             --         --         6           11,904     2,024         6           11,904     2,024
------------------------------------------------------------------------------------------------------------------------------------
   Total                     93       $212,193     $2,093       323       $1,048,729   $32,965       416       $1,260,922   $35,058
====================================================================================================================================

A majority of the gross unrealized losses related to corporate debt securities and substantially all of the gross unrealized losses related to mortgage and other asset-backed securities were attributable to changes in interest rates. A portion of the gross unrealized losses particularly related to corporate debt securities was also attributed to credit spreads and specific issuer credit events. As noted in the table above, a significant portion of the gross unrealized losses relates to securities that have a fair value to amortized cost ratio of 95% or above resulting in an overall 97% ratio of fair value to amortized cost for all securities with an unrealized loss. From an overall perspective, the gross unrealized losses were not concentrated in any individual industry or with any individual security. However, the securities with a fair value to amortized cost ratio of 80%-90% primarily relate to the auto, home building and gaming industries. The largest unrealized loss associated with an individual issuer, excluding GNMA, FNMA and FHLMC mortgage-backed securities, was $1.0 million. The securities related to this issuer have a fair value to amortized cost ratio of 95%-100% and have been in an unrealized loss position for more than 12 months. There were no securities with a fair value to amortized cost ratio less than 80% in the portfolio.

RiverSource Life of NY monitors the investments and metrics described previously on a quarterly basis to identify and evaluate investments that have indications of possible other-than-temporary impairments. See the Investments section of Note 2 for information regarding RiverSource Life of NY's policy for determining when an investment's decline in value is other-than-temporary. As stated earlier, RiverSource Life of NY's ongoing monitoring process has revealed that a significant portion of the gross unrealized losses on its Available-for-Sale securities are attributable to changes in interest rates. Additionally, RiverSource Life of NY has the ability and intent to hold these securities for a time sufficient to recover its amortized cost and has, therefore, concluded that none had other-than-temporary impairment at December 31, 2006.

RiverSource Life Insurance Co. of New York
-------------------------------------------------------------------------------

The change in net unrealized securities gains (losses) in other comprehensive income includes three components, net of tax: (i) unrealized gains (losses) that arose from changes in the market value of securities that were held during the period (holding gains (losses)); (ii) (gains) losses that were previously unrealized, but have been recognized in current period net income due to sales and other-than-temporary impairments of Available-for-Sale securities (reclassification of realized gains (losses)) and (iii) other items primarily consisting of adjustments in asset and liability balances, such as DAC, DSIC and annuity liabilities to reflect the expected impact on their carrying values had the unrealized gains (losses) been realized as of the respective balance sheet dates.

The following table presents the components of the change in net unrealized securities gains (losses), net of tax, included in other comprehensive loss:

(IN THOUSANDS)                                             2006           2005          2004
----------------------------------------------------------------------------------------------
Holding (losses) gains, net of tax of $6,014,
   $20,573 and $366, respectively                        $(11,168)      $(38,208)      $   679
Reclassification of realized gains, net of tax of
   $1,303, $3,218 and $737, respectively                   (2,419)        (5,977)       (1,369)
DAC, net of tax of $996, $2,419 and $536, respectively      1,848          4,492          (994)
DSIC, net of tax of $79, $208 and $207, respectively          148            387          (384)
Fixed annuity liabilities, net of tax of $292, $64 and
   $226, respectively                                         535           (117)         (419)
----------------------------------------------------------------------------------------------
Net unrealized securities losses                         $(11,056)      $(39,423)      $(2,487)
==============================================================================================

Available-for-Sale securities by maturity at December 31, 2006 were as follows:

                                                         AMORTIZED        FAIR
(IN THOUSANDS)                                              COST          VALUE
--------------------------------------------------------------------------------
Due within one year                                    $   30,105     $   30,389
Due after one year through five years                     505,831        505,189
Due after five years through 10 years                     598,874        584,824
Due after 10 years                                         61,890         63,123
--------------------------------------------------------------------------------
                                                        1,196,700      1,183,525
Mortgage and other asset-backed securities                590,411        583,238
--------------------------------------------------------------------------------
Total                                                  $1,787,111     $1,766,763
================================================================================

The expected payments on mortgage and other asset-backed securities may not coincide with their contractual maturities. As such, these securities were not included in the maturities distribution.

The table below includes sales, maturities, and purchases of investments classified as Available-for-Sale for the years ended December 31:

(IN THOUSANDS)                                             2006           2005         2004
----------------------------------------------------------------------------------------------
Sales                                                   $ 131,061      $ 247,160     $ 118,570
Maturities, sinking fund payments and calls             $  92,911      $ 227,088     $ 180,899
Purchases                                               $(129,842)     $(459,107)    $(410,650)

Net realized gains and losses on Available-for-Sale securities, using the specific identification method, are noted in the following table for the years ended December 31:

(IN THOUSANDS)                                             2006           2005         2004
----------------------------------------------------------------------------------------------
Gross realized gains from sales                           $4,208        $11,424       $2,698
Gross realized losses from sales                          $ (487)       $(1,503)      $ (592)
Other-than-temporary impairments                          $   --        $  (724)      $   --

The $0.7 million of other-than-temporary impairments in 2005 primarily related to corporate debt securities within the auto industry which were downgraded in 2005 and subsequently deteriorated throughout the year in terms of their fair value to amortized cost ratio.

During the second quarter of 2005, RiverSource Life of NY sold all of its retained interest in a CDO securitization trust and realized a net pretax gain of $2.3 million.

At December 31, 2006 and 2005, bonds carried at $1.3 million, were on deposit with various states as required by law.

RiverSource Life Insurance Co. of New York
-------------------------------------------------------------------------------

COMMERCIAL MORTGAGE LOANS ON REAL ESTATE, NET
The following is a summary of commercial mortgage loans on real estate at December 31:

(IN THOUSANDS)                                                             2006         2005
----------------------------------------------------------------------------------------------
Commercial mortgage loans on real estate                                $257,828      $247,978
Less: allowance for loan losses                                           (2,718)       (3,218)
----------------------------------------------------------------------------------------------
Commercial mortgage loans on real estate, net                           $255,110      $244,760
==============================================================================================

Commercial mortgage loans are first mortgages on commercial real estate. RiverSource Life of NY holds the mortgage documents, which gives it the right to take possession of the property if the borrower fails to perform according to the terms of the agreements. Commercial mortgage loan fundings are restricted by state insurance regulatory authorities to 80% or less of the market value of the real estate at the time of origination of the loan. Commitments to fund mortgages are made in the ordinary course of business. The funding commitments at December 31, 2006 and 2005 approximate fair value.

At December 31, 2006 and 2005, RiverSource Life of NY's recorded investment in impaired commercial mortgage loans on real estate was nil and $2.2 million, respectively, with related allowances for commercial mortgage loan losses of nil and $500 thousand, respectively. During 2006 and 2005, the average recorded investment in impaired commercial mortgage loans on real estate was $495 thousand and $165 thousand, respectively. RiverSource Life of NY recognized nil of interest income related to impaired commercial mortgage loans on real estate for the years ended December 31, 2006, 2005 and 2004, respectively.

The balances of and changes in the allowance for commercial mortgage loan losses were as follows:

(IN THOUSANDS)                                             2006           2005          2004
------------------------------------------------------------------------------------------------
BALANCE AT JANUARY 1                                      $3,218         $3,218        $2,418
Provision for commercial mortgage loan losses                 --             --           800
Foreclosures, write-offs and loan sales                     (500)            --            --
------------------------------------------------------------------------------------------------
BALANCE AT DECEMBER 31                                    $2,718         $3,218        $3,218
================================================================================================

Concentrations of credit risk of commercial mortgage loans on real estate by region at December 31 were:

(IN THOUSANDS)                                          2006                      2005
------------------------------------------------------------------------------------------------
                                              ON-BALANCE      FUNDING    ON-BALANCE   FUNDING
COMMERCIAL MORTGAGE LOANS BY U.S. REGION         SHEET      COMMITMENTS     SHEET    COMMITMENTS
------------------------------------------------------------------------------------------------
Atlantic                                       $ 75,572       $1,150      $ 69,052     $   --
North Central                                    60,911           --        69,583         --
Pacific                                          37,221           --        36,494         --
Mountain                                         43,115        1,500        44,657      1,700
South Central                                    20,595           --        16,292      4,600
New England                                      20,414           --        11,900         --
------------------------------------------------------------------------------------------------
                                                257,828        2,650       247,978      6,300
Less: allowance for loan losses                  (2,718)          --        (3,218)        --
------------------------------------------------------------------------------------------------
   Total                                       $255,110       $2,650      $244,760     $6,300
================================================================================================

Concentrations of credit risk of commercial mortgage loans on real estate by property type at December 31 were:

(IN THOUSANDS)                                          2006                      2005
------------------------------------------------------------------------------------------------
                                              ON-BALANCE      FUNDING    ON-BALANCE   FUNDING
COMMERCIAL MORTGAGE LOANS BY PROPERTY TYPE       SHEET      COMMITMENTS     SHEET    COMMITMENTS
------------------------------------------------------------------------------------------------
Office buildings                               $ 65,370       $1,150      $ 62,596     $2,800
Shopping centers and retail                      68,099        1,500        70,945         --
Apartments                                       36,458           --        35,534      1,800
Industrial buildings                             61,594           --        55,039         --
Hotels and motels                                 5,149           --         5,338         --
Medical buildings                                14,416           --        10,012      1,700
Mixed use                                         2,330           --         3,986         --
Other                                             4,412           --         4,528         --
------------------------------------------------------------------------------------------------
                                                257,828        2,650       247,978      6,300
Less: allowance for loan losses                  (2,718)          --        (3,218)        --
------------------------------------------------------------------------------------------------
   Total                                       $255,110       $2,650      $244,760     $6,300
================================================================================================

RiverSource Life Insurance Co. of New York
-------------------------------------------------------------------------------

SOURCES OF INVESTMENT INCOME AND NET REALIZED INVESTMENT GAIN
Net investment income for the years ended December 31 is summarized as follows:

(IN THOUSANDS)                                             2006           2005          2004
------------------------------------------------------------------------------------------------
Income on fixed maturities                               $100,519       $103,731      $101,841
Income on mortgage loans on real estate                    15,396         15,292        15,150
Trading securities and other investments                    4,632          5,424         4,576
------------------------------------------------------------------------------------------------
                                                          120,547        124,447       121,567
Less: investment expenses                                   1,405          1,409         1,767
------------------------------------------------------------------------------------------------
   Total                                                 $119,142       $123,038      $119,800
================================================================================================

Net realized gain on investments for the years ended December 31 is summarized as follows:

(IN THOUSANDS)                                             2006           2005          2004
------------------------------------------------------------------------------------------------
Fixed maturities                                           $3,721         $9,196       $ 2,106
Commercial mortgage loans on real estate                      215             (2)       (1,256)
Trading securities and other investments                       --             (2)           (1)
------------------------------------------------------------------------------------------------
   Total                                                   $3,936         $9,192       $   849
================================================================================================

5. DEFERRED ACQUISITION COSTS AND DEFERRED SALES INDUCEMENT COSTS

The balances of and changes in DAC were as follows:

(IN THOUSANDS)                                             2006           2005          2004
------------------------------------------------------------------------------------------------
Balance, beginning of year                               $230,270       $208,890      $196,385
Impact of SOP 03-1                                             --             --           (14)
Capitalization of acquisition costs                        32,713         33,519        27,754
Amortization, excluding impact of changes in assumptions  (25,259)       (22,650)      (15,905)
Amortization, impact of annual third quarter changes in
   DAC-related assumptions                                  1,000          3,600         2,200
Impact of changes in net unrealized securities
   losses (gains)                                           2,844          6,911        (1,530)
------------------------------------------------------------------------------------------------
Balance, end of year                                     $241,568       $230,270      $208,890
================================================================================================

The balances of and changes in DSIC were as follows:

(IN THOUSANDS)                                             2006           2005          2004
------------------------------------------------------------------------------------------------
Balance, beginning of year                                $11,554        $ 8,382       $ 7,681
Capitalization of sales inducements                         6,073          3,960         2,562
Amortization                                               (2,196)        (1,383)       (1,269)
Impact of changes in net unrealized securities losses
   (gains)                                                    227            595          (592)
------------------------------------------------------------------------------------------------
Balance, end of year                                      $15,658        $11,554       $ 8,382
================================================================================================

6. VARIABLE ANNUITY GUARANTEES

The majority of the variable annuity contracts offered by RiverSource Life of NY contain GMDB provisions. RiverSource Life of NY also offers GGU provisions on variable annuities with death benefit provisions and contracts containing GMIB provisions. RiverSource Life of NY has established additional liabilities for these variable annuity death benefits and GMIB provisions. The variable annuity contracts offered by RiverSource Life of NY may also contain GMWB and GMAB provisions, which are considered embedded derivatives. RiverSource Life of NY has established additional liabilities for these embedded derivatives at fair value.

The variable annuity contracts with GMWB riders typically have account values that are based on an underlying portfolio of mutual funds, the values of which fluctuate based on financial market performance. Most of the GMWB in force guarantee that over a period of approximately 14 years the client can withdraw an amount equal to what has been paid into the contract, regardless of the performance of the underlying funds. In May 2006, RiverSource Life of NY began offering an enhanced withdrawal benefit that gives policyholders a choice to withdraw 6% per year for the life of the policyholder or 7% per year until the amount withdrawn is equal to the guaranteed amount. At issue, the guaranteed amount is equal to the amount deposited, but the guarantee can be increased annually to the account value (a "step-up") in the case of favorable market performance.

Variable annuity contract owners age 79 or younger at contract issue can also obtain the principal-back guarantee by purchasing the optional GMAB rider for an additional charge, which provides a guaranteed contract value at the end of a 10-year waiting period.

RiverSource Life Insurance Co. of New York
-------------------------------------------------------------------------------

The following table provides summary information related to all variable annuity guarantees for which RiverSource Life of NY has established additional liabilities as of December 31:

---------------------------------------------------------------------------------------------------------------------------
VARIABLE ANNUITY GUARANTEES BY BENEFIT TYPE(1)
(IN THOUSANDS, EXCEPT AGE)                                                                         2006             2005
---------------------------------------------------------------------------------------------------------------------------
CONTRACTS WITH GMDB PROVIDING FOR RETURN OF
  PREMIUM:
                                              Total contract value                              $  759,673       $  332,736
                                              Contract value in separate accounts               $  712,245       $  285,387
                                              Net amount at risk(2)                             $      245       $      591
                                              Weighted average attained age                             60               59
---------------------------------------------------------------------------------------------------------------------------
CONTRACTS WITH GMDB PROVIDING FOR SIX-YEAR
  RESET:

                                              Total contract value                              $1,488,039       $1,545,792
                                              Contract value in separate accounts               $1,246,844       $1,263,467
                                              Net amount at risk(2)                             $   15,483       $   47,919
                                              Weighted average attained age                             61               60
---------------------------------------------------------------------------------------------------------------------------
CONTRACTS WITH GMDB PROVIDING FOR ONE-YEAR
  RATCHET:

                                              Total contract value                              $  278,970       $  191,654
                                              Contract value in separate accounts               $  252,522       $  164,084
                                              Net amount at risk(2)                             $      371       $      874
                                              Weighted average attained age                             61               60
---------------------------------------------------------------------------------------------------------------------------
CONTRACTS WITH GMDB PROVIDING FOR FIVE-YEAR
  RATCHET:

                                              Total contract value                              $   74,233       $   32,924
                                              Contract value in separate accounts               $   71,223       $   30,971
                                              Net amount at risk(2)                             $        5       $       12
                                              Weighted average attained age                             57               56
---------------------------------------------------------------------------------------------------------------------------
CONTRACTS WITH OTHER GMDB:

                                              Total contract value                              $    2,710       $    3,682
                                              Contract value in separate accounts               $    2,034       $    2,886
                                              Net amount at risk(2)                             $      248       $      280
                                              Weighted average attained age                             73               73
---------------------------------------------------------------------------------------------------------------------------
CONTRACTS WITH GGU DEATH BENEFIT:

                                              Total contract value                              $       97       $       67
                                              Contract value in separate accounts               $       97       $       67
                                              Net amount at risk(2)                             $       --       $       --
                                              Weighted average attained age                             48               47
---------------------------------------------------------------------------------------------------------------------------
CONTRACTS WITH GMIB:

                                              Total contract value                              $   33,281       $   29,212
                                              Contract value in separate accounts               $   30,164       $   25,584
                                              Net amount at risk(2)                             $        7       $        8
                                              Weighted average attained age                             61               58
---------------------------------------------------------------------------------------------------------------------------
CONTRACTS WITH GMWB:

                                              Total contract value                              $  258,112       $  117,290
                                              Contract value in separate accounts               $  256,298       $  113,900
                                              Benefit amount in excess of account value         $       --       $       --
                                              Weighted average attained age                             61               60
---------------------------------------------------------------------------------------------------------------------------
CONTRACTS WITH GMWB FOR LIFE:

                                              Total contract value                              $  111,338       $       --
                                              Contract value in separate accounts               $  109,281       $       --
                                              Benefit amount in excess of account value         $       --       $       --
                                              Weighted average attained age                             62               --
---------------------------------------------------------------------------------------------------------------------------
CONTRACTS WITH GMAB:

                                              Total contract value                              $   66,629       $    3,485
                                              Contract value in separate accounts               $   65,067       $    3,485
                                              Benefit amount in excess of account value         $       --       $       --
                                              Weighted average attained age                             54               57
---------------------------------------------------------------------------------------------------------------------------
(1) Individual variable annuity contracts may have more than one guarantee and therefore may be included in more than one benefit type.
(2) Represents current death benefit less total contract value for GMDB, amount of gross up for GGU and accumulated guaranteed minimum benefit base less total contract value for GMIB and assumes the actuarially remote scenario that all claims become payable on the same day.
---------------------------------------------------------------------------------------------------------------------------

RiverSource Life Insurance Co. of New York
-------------------------------------------------------------------------------

For the year ended December 31, 2006, additional liabilities (assets) and incurred claims (adjustments) were:

(IN THOUSANDS)                                             GMDB & GGU       GMIB         GMWB          GMAB
-------------------------------------------------------------------------------------------------------------
Liability balance at January 1                               $  771          $--       $   203          $ 9
Reported claims                                                 508           --            --           --
Liability (asset) balance at December 31                      1,283           29        (1,539)         236
Incurred claims (adjustments) (sum of reported and
   change in liability (assets))                              1,020           29        (1,742)         227

For the year ended December 31, 2005, additional liabilities and incurred claims (adjustments) were:

(IN THOUSANDS)                                             GMDB & GGU       GMIB         GMWB          GMAB
-------------------------------------------------------------------------------------------------------------
Liability balance at January 1                               $1,663          $--          $ --         $ --
Reported claims                                                 752           --            --           --
Liability balance at December 31                                771           --           203            9
Incurred claims (adjustments) (sum of reported and
   change in liability (assets))                               (140)          --           203            9
-------------------------------------------------------------------------------------------------------------

The liabilities for guaranteed benefits are supported by general account assets. Changes in these liabilities are included in death and other benefits.

Contract values in separate accounts were invested in various equity, bond and other funds as directed by the contractholder. No gains or losses were recognized on assets transferred to separate accounts for the periods presented.

7. FUTURE POLICY BENEFITS, POLICY CLAIMS AND OTHER POLICYHOLDERS' FUNDS AND SEPARATE ACCOUNT LIABILITIES

Future policy benefits and policy claims and other policyholders' funds as of December 31, consisted of the following:

(IN THOUSANDS)                                            2006           2005
--------------------------------------------------------------------------------
Fixed annuities                                        $1,242,031     $1,327,092
Variable annuities, with fixed sub-accounts               318,757        362,926
GMWB variable annuity guarantees                           (1,539)           203
Other variable annuity guarantees                           1,549            780
--------------------------------------------------------------------------------
   Total annuities                                      1,560,798      1,691,001
VUL/UL insurance contract fixed sub-account               146,923        141,856
Other life, disability income and long term care
   insurance                                              201,388        190,664
--------------------------------------------------------------------------------
   Total future policy benefits                         1,909,109      2,023,521
Policy claims and other policyholders' funds                8,226          5,097
--------------------------------------------------------------------------------
   Total future policy benefits and policy claims and
      other policyholders' funds                       $1,917,335     $2,028,618
================================================================================

Separate account liabilities as of December 31, consisted of the following:

(IN THOUSANDS)                                            2006           2005
--------------------------------------------------------------------------------
Variable annuity contract reserves                     $2,298,810     $1,760,609
VUL insurance contract reserves                           320,870        268,314
--------------------------------------------------------------------------------
   Total separate account liabilities                  $2,619,680     $2,028,923
================================================================================

Fixed Annuities
Fixed annuities include both deferred and payout contracts. Deferred contracts offer a guaranteed minimum rate of interest and security of the principal invested. Payout contracts guarantee a fixed income payment for life or the term of the contract. RiverSource Life of NY generally invests the proceeds from the annuity payments in fixed rate securities.

Variable Annuities
Purchasers of variable annuities can select from a variety of investment options and can elect to allocate a portion to a fixed account. A vast majority of the premiums received for variable annuity contracts are held in separate accounts where the assets are held for the exclusive benefit of those contractholders.

Most of the variable annuity contracts issued by RiverSource Life of NY contain one or more guaranteed benefits, including GMWB, GMAB, GMDB, GGU and GMIB provisions. The negative reserve in GMWB at December 31, 2006 reflects that under current conditions and expectations, RiverSource Life of NY believes the applicable fees charged for the rider will more than offset the future benefits paid to policyholders under the rider provisions. RiverSource Life of NY does not currently hedge its risk under any of the guaranteed provisions in variable annuity products. The total value of variable annuity contracts with GMWB riders increased from $117.3 million at December 31, 2005 to $369.5 million at December 31, 2006.

RiverSource Life Insurance Co. of New York
-------------------------------------------------------------------------------

Insurance Liabilities
Variable universal life ("VUL") and universal life ("UL") is the largest group of policies written by RiverSource Life of NY. Purchasers of VUL can select from a variety of investment options and can elect to allocate a portion to a fixed account. A vast majority of the premiums received for VUL contracts are held in separate accounts where the assets are held for the exclusive benefit of those contractholders. RiverSource Life of NY also offers term and whole life insurance as well as disability products. RiverSource Life of NY no longer offers long term care products but has in-force policies from prior years. Insurance liabilities include accumulation values, unpaid reported claims, incurred but not reported claims, and obligations for anticipated future claims.

8. INCOME TAXES

RiverSource Life of NY qualifies as a life insurance company for federal income tax purposes. As such, RiverSource Life of NY is subject to the Internal Revenue Code provisions applicable to life insurance companies.

Provisions for income taxes for the years ended December 31 were:

(IN THOUSANDS)                                              2006           2005          2004
----------------------------------------------------------------------------------------------
Current income tax:
   Federal                                                $15,395        $ 5,417       $15,665
   State                                                    2,685          2,204         1,660
----------------------------------------------------------------------------------------------
Total current income tax                                   18,080          7,621        17,325
Deferred federal income tax                                 4,877         14,182         4,079
----------------------------------------------------------------------------------------------
Income tax provision                                      $22,957        $21,803       $21,404
==============================================================================================

The principal reasons that the aggregate income tax provision is different from that computed by using the U.S. statutory rate of 35% for the years ended December 31 are as follows:

                                                            2006           2005          2004
----------------------------------------------------------------------------------------------
Tax at U.S. statutory rate                                   35.0%          35.0%        35.0%
Changes in taxes resulting from:
   Tax-exempt interest and dividend income                   (3.8)          (2.9)        (1.9)
   State taxes, net of federal benefit                        2.5            2.2          1.6
   Other, net                                                (0.4)          (1.2)        (2.0)
----------------------------------------------------------------------------------------------
Income tax provision                                         33.3%          33.1%        32.7%
==============================================================================================

Deferred income tax assets and liabilities result from temporary differences between the assets and liabilities measured for U.S. GAAP reporting versus income tax return purposes. The significant components of RiverSource Life of NY's deferred income tax assets and liabilities as of December 31, 2006 and 2005 are reflected in the following table:

(IN THOUSANDS)                                              2006           2005
--------------------------------------------------------------------------------
Deferred income tax assets:
   Liabilities for future policy benefits                 $49,299        $46,200
   Investment related                                       2,193          4,270
   Net unrealized losses on Available-for Sale securities   6,147            114
   Other                                                    2,891          3,597
--------------------------------------------------------------------------------
Gross deferred income tax assets                           60,530         54,181

Deferred income tax liabilities:
   Deferred acquisition costs                              68,408         65,639
   Deferred sales inducement costs                          5,480          4,044
   Other                                                    3,758          2,689
--------------------------------------------------------------------------------
Gross deferred income tax liabilities                      77,646         72,372
--------------------------------------------------------------------------------
Net deferred income tax liabilities                       $17,116        $18,191
================================================================================

A portion of RiverSource Life of NY's income earned prior to 1984 was not subject to current taxation but was accumulated, for tax purposes, in a "policyholders' surplus account." At December 31, 2006, RiverSource Life of NY no longer had a policyholders' surplus account balance. The American Jobs Creation Act of 2004, which was enacted on October 22, 2004, provides a two-year suspension of the tax on policyholders' surplus account distributions. RiverSource Life of NY has made distributions of $1.1 million in 2006, which will not be subject to tax under the two-year suspension. Previously, the policyholders' surplus account was only taxable if dividends to shareholders exceeded the shareholders' surplus account and/or RiverSource Life of NY is liquidated. Deferred income taxes had not been previously established.

RiverSource Life Insurance Co. of New York
-------------------------------------------------------------------------------

RiverSource Life of NY is required to establish a valuation allowance for any portion of the deferred tax assets that management believes will not be realized. Included in RiverSource Life of NY's deferred tax assets is a significant deferred tax asset relating to capital losses realized for tax return purposes and capital losses that have been recognized for financial statement purposes but not yet for tax return purposes. Under current U.S. federal income tax law, capital losses generally must be used against capital gain income within five years of the year in which the capital losses are recognized for tax purposes. RiverSource Life of NY has $5.8 million in capital loss carryforwards that expire December 31, 2009 for which the deferred tax benefit is reflected in the investment related deferred tax assets, net of other related items. Additionally, RiverSource Life of NY has $18.6 million in capital loss carryforwards that expire December 31, 2009 as a result of the 2005 first short period tax return filed with American Express. Based on analysis of RiverSource Life of NY's tax position, management believes it is more likely than not that the results of future operations and implementation of tax planning strategies will generate sufficient taxable income to enable RiverSource Life of NY to utilize all of its deferred tax assets. Accordingly, no valuation allowance for deferred tax assets has been established as of December 31, 2006 and 2005.

As a result of the Distribution, RiverSource Life of NY was required to file a short period income tax return through September 30, 2005 which was included as part of the American Express consolidated income tax return for the year ended December 31, 2005. Additionally, RiverSource Life of NY will not be able to file a consolidated U.S. federal income tax return with other members of the Ameriprise Financial affiliated group for five tax years following the Distribution. For the period October 1, 2005 through December 31, 2005 and the year ending December 31, 2006, RiverSource Life of NY's income tax return is included in RiverSource Life Insurance Company's consolidated income tax return.

The items comprising other comprehensive income in the Statements of Shareholder's Equity are presented net of the following income tax benefit amounts:

(IN THOUSANDS)                                              2006           2005         2004
---------------------------------------------------------------------------------------------
Net unrealized securities gains                            $5,950        $21,228       $1,340
---------------------------------------------------------------------------------------------
Net income tax benefit                                     $5,950        $21,228       $1,340
=============================================================================================

9. STATUTORY CAPITAL AND SURPLUS

State insurance statutes contain limitations as to the amount of dividends that insurers may make without providing prior notification to state regulators. For RiverSource Life of NY Insurance Company, dividends which exceed the lesser of 10% of statutory surplus as of the immediately preceding year-end, or statutory net gain from operations for the immediately preceding calendar year would require pre-notification to the Department of Insurance of the State of New York, and are subject to potential disapproval. For 2007, dividends in excess of $33.0 million would require pre-notification.

Statutory net gain from operations and net income for the years ended December 31 and statutory surplus and statutory capital and surplus as of December 31 are summarized as follows:

(IN THOUSANDS)                                             2006           2005         2004
---------------------------------------------------------------------------------------------
Statutory net gain from operations                       $ 61,735       $ 36,728     $ 42,420
Statutory net income                                       63,001         36,877       42,486
Statutory surplus                                         329,528        287,672      274,572
Statutory capital and surplus                             331,528        289,672      276,572

10. RELATED PARTY TRANSACTIONS

Ameriprise Financial was the investment manager for the proprietary mutual funds used as investment options by RiverSource Life of NY's variable annuity and variable life insurance contract owners for the period from the third quarter of 2003 through the third quarter of 2005. In the fourth quarter of 2005, RiverSource Investments, LLC replaced Ameriprise Financial as the investment manager. RiverSource Life of NY provides all fund management services, other than investment management and is compensated for the administrative services it provides. For the year ended December 31, 2006, RiverSource Life of NY received $3.6 million from RiverSource Investments, LLC for administrative services RiverSource Life of NY provided. For the year ended December 31, 2005, RiverSource Life of NY received $2.1 million from Ameriprise Financial and $0.7 million from RiverSource Investments, LLC for services provided for the periods they each were investment managers. For the year ended December 31, 2004, RiverSource Life of NY received $2.9 million from Ameriprise Financial for administrative services.

RiverSource Life of NY participates in the Ameriprise Financial Retirement Plan which covers all permanent employees age 21 and over who have met certain employment requirements. RiverSource Life of NY contributions to the plan are based on participants' age, years of service and total compensation for the year. Funding of retirement costs for this plan complies with the applicable minimum funding requirements specified by ERISA. RiverSource Life of NY's share of the total net periodic pension cost was approximately $98 thousand, $75 thousand, and $51 thousand for each of the years ended December 31, 2006, 2005 and 2004, respectively.

RiverSource Life Insurance Co. of New York
-------------------------------------------------------------------------------

RiverSource Life of NY participates in the Ameriprise Financial 2005 Incentive Compensation Plan. Employees, directors and independent contractors are eligible to receive incentive awards including stock options, restricted stock awards, restricted stock units, performance shares and similar awards designed to comply with the applicable federal regulations and laws of jurisdiction. The expense for incentive awards was $78 thousand in 2006, $55 thousand in 2005 and $40 thousand in 2004.

RiverSource Life of NY also participates in the defined contribution pension plans of Ameriprise Financial which cover all employees who have met certain employment requirements. RiverSource Life of NY contributions to the plans are a percent of either each employee's eligible compensation or basic contributions. Costs of these plans charged to operations in 2006, 2005 and 2004 were $143 thousand, $128 thousand and $133 thousand, respectively.

RiverSource Life of NY has a "Sales Benefit Plan" which is an unfunded, noncontributory retirement plan for all eligible financial advisors. Total plan costs for 2006, 2005 and 2004, which are calculated on the basis of commission earnings of the individual financial advisors, were $16 thousand, $49 thousand, and $148 thousand, respectively. Such costs are included in DAC.

Charges by Ameriprise Financial and affiliated companies for use of joint facilities, technology support, marketing services and other services aggregated $26.1 million, $29.0 million and $20.4 million for 2006, 2005 and 2004, respectively. Certain of these costs are included in DAC. Expenses allocated to RiverSource Life of NY may not be reflective of expenses that would have been incurred by RiverSource Life of NY on a stand-alone basis.

RiverSource Life of NY paid ordinary dividends to Ameriprise Financial during the second quarter of 2006 of $25 million. The ordinary cash dividends did not require prior notification and response from the New York Department of Insurance.

Included in other liabilities at December 31, 2006 and 2005 are $1.3 million and $4.1 million, respectively, payable to Ameriprise Financial for federal income taxes.

11. REINSURANCE

At December 31, 2006, 2005 and 2004, traditional life and universal life insurance in force aggregated $9.6 billion, $9.0 billion and $8.4 billion, respectively, of which $4.5 billion, $3.7 billion and $2.8 billion was reinsured at the respective year ends. Life insurance in force is reported on a statutory basis. RiverSource Life of NY also reinsures a portion of the risks assumed under LTC policies.

The effect of reinsurance on premiums for the years ended December 31, is as follows:

(IN THOUSANDS)                                              2006           2005          2004
----------------------------------------------------------------------------------------------
Direct premiums                                           $31,783        $31,344       $30,140
Reinsurance ceded                                          (8,969)        (9,250)       (8,424)
----------------------------------------------------------------------------------------------
Net premiums                                              $22,814        $22,094       $21,716
==============================================================================================

Reinsurance recovered from reinsurers amounted to $3.1 million, $3.1 million and $2.4 million, for the years ended December 31, 2006, 2005 and 2004, respectively. Reinsurance contracts do not relieve RiverSource Life of NY from its primary obligation to policyholders.

RiverSource Life Insurance Co. of New York
-------------------------------------------------------------------------------

12. FAIR VALUE OF FINANCIAL INSTRUMENTS

The fair values of financial instruments are estimates based upon market conditions and perceived risks at December 31, 2006 and 2005, and require management judgment to estimate such values. These figures may not be indicative of future fair values. Additionally, management believes the value of excluded assets and liabilities is significant. The fair value of RiverSource Life of NY, therefore, cannot be estimated by aggregating the amounts presented herein. The following table discloses carrying values and fair values for financial instruments at December 31:

                                                                       2006                      2005
---------------------------------------------------------------------------------------------------------------
                                                               CARRYING      FAIR        CARRYING      FAIR
(IN THOUSANDS)                                                   VALUE       VALUE         VALUE       VALUE
---------------------------------------------------------------------------------------------------------------
FINANCIAL ASSETS
Assets for which carrying values approximate fair values      $4,447,208   $4,447,208   $3,994,968   $3,994,968
Commercial mortgage loans on real estate, net                    255,110      260,005      244,760      254,326

FINANCIAL LIABILITIES
Liabilities (assets) for which carrying values
   approximate fair values                                    $     (945)  $     (945)  $      554   $      554
Fixed annuity reserves                                         1,464,602    1,430,427    1,590,749    1,549,671
Separate account liabilities                                   2,298,810    2,202,737    1,760,610    1,692,109

As of December 31, 2006 and 2005, the carrying and fair values of off-balance sheet financial instruments are not material. The following methods were used to estimate the fair values of financial assets and financial liabilities:

FINANCIAL ASSETS
Assets for which carrying values approximate fair values include cash and cash equivalents, Available-for-Sale securities, policy loans, trading securities, separate account assets and derivative financial instruments. Generally these assets are short-term in duration, variable rate in nature or are recorded at fair value on the Balance Sheets.

The fair value of commercial mortgage loans on real estate, except those with significant credit deterioration, was estimated using discounted cash flow analysis, based on current interest rates for loans with similar terms to borrowers of similar credit quality. For loans with significant credit deterioration, fair values are based on estimates of future cash flows discounted at rates commensurate with the risk inherent in the revised cash flow projections, or for collateral dependent loans, on collateral values.

FINANCIAL LIABILITIES
Liabilities for which carrying values approximate fair values include certain other liabilities and derivative liabilities. Generally these liabilities are either short-term in duration, variable rate in nature or are recorded at fair value on the Balance Sheets.

Fair values of fixed annuities in deferral status are estimated as the accumulated value less applicable surrender charges. For annuities in payout status, fair value is estimated using discounted cash flows based on current interest rates. The fair value of these reserves excluded life insurance-related elements of $96.2 million and $99.3 million as of December 31, 2006 and 2005, respectively. If the fair value of the fixed annuities were realized, the surrender charges received would be offset by the write-off of DAC and DSIC associated with the fixed annuities of $28.0 million and $33.8 million as of December 31, 2006 and 2005, respectively.

Fair values of separate account liabilities, excluding life insurance-related elements of $320.9 million and $268.3 million as of December 31, 2006 and 2005, respectively, are estimated as the accumulated value less applicable surrender charges. If the fair value of the separate account liabilities were realized, the surrender charges received would be offset by the write-off of DAC and DSIC associated with separate account liabilities of $116.7 million and $101.3 million as of December 31, 2006 and 2005, respectively.

13. COMMITMENTS AND CONTINGENCIES

At December 31, 2006 and 2005, RiverSource Life of NY had no material commitments to purchase investments other than mortgage loan fundings (see
Note 4).

RiverSource Life of NY's annuity and life products all have minimum interest rate guarantees in their fixed accounts. As of December 31, 2006, these guarantees range up to 5.0%. To the extent the yield on RiverSource Life of NY's invested assets portfolio declines below its target spread plus the minimum guarantee, RiverSource Life of NY's profitability would be negatively affected.

The SEC, the National Association of Securities Dealers and several state authorities have brought proceedings challenging several mutual fund and variable product financial practices, generally including suitability, late trading, market timing, compensation and disclosure of revenue sharing arrangements. RiverSource Life of NY has received requests for information and has been contacted by regulatory authorities concerning its practices and is cooperating fully with these inquiries.

RiverSource Life Insurance Co. of New York
-------------------------------------------------------------------------------

RiverSource Life of NY is involved in the normal course of business in a number of other legal and arbitration proceedings concerning matters arising in connection with the conduct of its business activities. RiverSource Life of NY believes that it is not a party to, nor are any of its properties the subject of, any pending legal, arbitration or regulatory proceedings that would have a material adverse effect on its financial condition, results of operations or liquidity. However, it is possible that the outcome of any such proceedings could have a material impact on results of operations in any particular reporting period as the proceedings are resolved.

14. STATUTORY INSURANCE ACCOUNTING PRACTICES

Reconciliations of net income for the years ended December 31 and shareholder's equity at December 31, as shown in the accompanying financial statements, to that determined using statutory accounting practices are as follows:

(IN THOUSANDS)                                             2006          2005          2004
----------------------------------------------------------------------------------------------
Net income, per accompanying financial statements       $  45,990      $  44,210     $  41,238
Deferred acquisition costs                                 (8,454)       (14,469)      (14,049)
Deferred sales inducement costs                            (3,877)        (2,577)       (1,293)
Adjustments of future policy benefit liabilities           11,274        (10,343)       (4,169)
Deferred income tax expense                                 4,877         14,182        10,987
Cumulative effect of accounting change, net of tax             --             --         2,748
Provision for losses on investments                            --           (500)          800
Interest maintenance reserves gain/loss transfer
   and amortization                                          (557)        (5,262)         (988)
Adjustment to separate account reserves                    17,774         14,075         4,185
Other, net                                                 (4,026)        (2,439)        3,027
----------------------------------------------------------------------------------------------
Statutory-basis net income                              $  63,001      $  36,877     $  42,486
==============================================================================================

(IN THOUSANDS)                                             2006           2005         2004
----------------------------------------------------------------------------------------------
Shareholder's equity, per accompanying financial
   statements                                           $ 468,990      $ 459,039     $ 476,752
Deferred acquisition costs                               (241,568)      (230,270)     (208,890)
Deferred sales inducements costs                          (15,658)       (11,554)       (8,382)
Adjustments of future policy benefit liabilities           44,707         27,866        31,815
Deferred income tax liabilities                            22,944         49,337        62,712
Asset valuation reserve                                   (16,631)       (18,077)      (15,021)
Net unrealized loss (gain) on investments                  20,348          2,663       (15,050)
Adjustments of separate account liabilities                94,387         71,343        60,737
Adjustments of investments to amortized cost                   --         (2,300)      (52,563)
Premiums due, deferred and in advance                       4,623            925         1,063
Deferred revenue liability                                  5,426          4,242         4,457
Reserves for commercial mortgage loan losses                2,718          1,797         2,298
Non-admitted assets                                          (164)       (27,576)      (28,716)
Interest maintenance reserve                               (9,867)        (8,953)       (5,459)
Reinsurance ceded reserves                                (44,276)       (35,042)      (31,245)
Other, net                                                 (4,451)         6,232         2,064
----------------------------------------------------------------------------------------------
Statutory-basis capital and surplus                     $ 331,528      $ 289,672     $ 276,572
==============================================================================================

                                                               S-6314 E (5/07)

PART C.

Item 24. Financial Statements and Exhibits

     (a)  Financial Statements included in Part B of this Registration
          Statement:

          RiverSource of New York Variable Annuity Account 2
              Report of Independent Registered Public Accounting Firm dated March 31, 2007
              Statements of Assets and Liabilities for the year ended Dec. 31, 2006
              Statements of Operations for the year ended Dec. 31, 2006 Statements of Changes in Net Assets for the two years ended
              Dec. 31, 2006
              Notes to Financial Statements

          RiverSource Life Insurance Co. of New York
              Report of Independent Registered Public Accounting Firm dated March 31, 2007
              Statements of Assets and Liabilities the two years ended
              Dec. 31, 2006
              Statements of Operations for the three years ended Dec. 31, 2006 Statements of Changes in Net Assets for the three years ended Dec. 31, 2006
              Notes to Financial Statements

     (b)  Exhibits:

1. Certificate establishing the ACL Variable Annuity Account 2 dated December 1, 1995, filed electronically as Exhibit 1 to Pre-Effective Amendment No. 1 to Registration Statement No. 333-00519, filed on or about February 5, 1997, is incorporated herein by reference.

1.2 Resolution of the Board of Directors of American Centurion Life Assurance Company establishing 292 subaccounts dated February 5, 2003 filed electronically as Exhibit 1.2 to Pre-Effective Amendment No. 1 to Registration Statement No. 333-101051 filed on or about February 11, 2003, is incorporated by reference.

1.3 Resolution of the Board of Directors of American Centurion Life Assurance Company establishing 276 subaccounts dated August 23, 2004 filed electronically on or about Dec. 3, 2004 as Exhibit 1.3 to Post-Effective Amendment No. 8 to Registration Statement No. 333-101051 is incorporated by reference.

1.4 Resolution of the Board of Directors of American Centurion Life Assurance Company establishing an additional subaccount within the separate account that will invest in RiverSource(SM) Variable Portfolio - Global Inflation Protected Securities Fund dated April 24, 2006 filed electronically on or about April 28, 2006 as Exhibit 1.4 to Registrant's Post-Effective Amendment No. 12 to Registration Statement No.333-101051 is incorporated herein by reference.

1.5 Resolution of the Board of Directors of IDS Life Insurance Company of New York adopting and approving Agreement and Plan of merger and subsequent name changes, dated Aug. 29, 2006 filed electronically as Exhibit 1.11 to Post-Effective Amendment No. 22 to Registration Statement No. 333-91691 is incorporated by reference.

2.   Not applicable.

3. Form of Principal Underwriter Agreement for RiverSource Life Insurance Co. of New York Variable Annuities and Variable Life Insurance filed as
     Exhibit 3. to RiverSource Variable Annuity Account's Initial Registration Statement on Form N-4, No. 333-139764, on or about Jan. 3, 2007, is incorporated herein by reference.

4.1  Not applicable.

4.2  Not applicable.

4.3 Form of Non-qualified Variable Annuity contract (form 272250) filed electronically as Exhibit 4.3 to Pre-Effective Amendment No. 1 to Registration Statement No. 333-101051 filed on or about February 11, 2003, is incorporated by reference.

4.4 Form of IRA contract (form 272251) filed electronically as Exhibit 4.4 to Pre-Effective Amendment No. 1 to Registration Statement No. 333-101051 filed on or about February 11, 2003, is incorporated by reference.

4.5 Form of SEP-IRA contract (form 272252) filed electronically as Exhibit 4.5 to Pre-Effective Amendment No. 1 to Registration Statement No. 333-101051 filed on or about February 11, 2003, is incorporated by reference.

4.6 Form of TSA-401 contract (form 272253) filed electronically as Exhibit 4.6 to Pre-Effective Amendment No. 1 to Registration Statement No. 333-101051 filed on or about February 11, 2003, is incorporated by reference.

4.7 Form of Maximum Anniversary Value Death Benefit rider (form 272255) filed electronically as Exhibit 4.7 to Pre-Effective Amendment No. 1 to Registration Statement No. 333-101051 filed on or about February 11, 2003, is incorporated by reference.

4.8 Form of Guaranteed Minimum Income Benefit rider-MAV (form 272256) filed electronically as Exhibit 4.8 to Pre-Effective Amendment No. 1 to Registration Statement No. 333-101051 filed on or about February 11, 2003, is incorporated by reference.

4.9 Form of Guaranteed Minimum Income Benefit rider-6% Rising Floor (form 272257) filed electronically as Exhibit 4.9 to Pre-Effective Amendment No. 1 to Registration Statement No. 333-101051 filed on or about February 11, 2003, is incorporated by reference.

4.10 Form of Performance Credit rider (form 272258) filed electronically as
     Exhibit 4.10 to Pre-Effective Amendment No. 1 to Registration Statement No. 333-101051 filed on or about February 11, 2003, is incorporated by reference.

4.11 Form of Deferred Annuity Contract (form 272877) filed electronically as
     Exhibit 4.11 to Post-Effective Amendment No. 3 to Registration Statement No. 333-101051 filed on or about June 29, 2004, is incorporated by reference.

4.12 Form of Contract Data Page to Deferred Annuity Contract (form 272877-NYDP) filed electronically as Exhibit 4.12 to Post-Effective Amendment No. 3 to Registration Statement No. 333-101051 filed on or about June 29, 2004, is incorporated by reference.

4.13 Form of Maximum Anniversary Value Death Benefit Rider (form 272869) filed electronically as Exhibit 4.13 to Post-Effective Amendment No. 3 to Registration Statement No. 333-101051 filed on or about June 29, 2004, is incorporated by reference.

4.14 Form of Guaranteed Minimum Income Benefit Rider (Maximum Anniversary Value Benefit Base) (form 272872-NY) filed electronically as Exhibit 4.14 to Post-Effective Amendment No. 3 to Registration Statement No. 333-101051 filed on or about June 29, 2004, is incorporated by reference.

4.15 Form of Guaranteed Minimum Income Benefit Rider (5% Accumulation Benefit
     Base) (form 272873-NY) filed electronically as Exhibit 4.15 to Post-Effective Amendment No. 3 to Registration Statement No. 333-101051 filed on or about June 29, 2004, is incorporated by reference.

4.16 Form of Guaranteed Minimum Income Benefit Rider (Greater of Maximum Anniversary Value Benefit Base or 5% Accumulation Benefit Base) (form 272874-NY) filed electronically as Exhibit 4.16 to Post-Effective Amendment No. 3 to Registration Statement No. 333-101051 filed on or about June 29, 2004, is incorporated by reference.

4.17 Form of Guaranteed Minimum Withdrawal Benefit (form 272875-NY) filed electronically as Exhibit 4.17 to Post-Effective Amendment No. 3 to Registration Statement No. 333-101051 filed on or about June 29, 2004, is incorporated by reference.

4.18 Form of Annuity Endorsement - Tax Sheltered Annuity (form 272865-NY) filed electronically as Exhibit 4.18 to Post-Effective Amendment No. 3 to Registration Statement No. 333-101051 filed on or about June 29, 2004, is incorporated by reference.

4.19 Form of Annuity Endorsement - 401(a) (form 272866-NY) filed electronically as Exhibit 4.19 to Post-Effective Amendment No. 3 to Registration Statement No. 333-101051 filed on or about June 29, 2004, is incorporated by reference.

4.20 Form of Annuity Endorsement - Unisex Endorsement (form 272867-NY) filed electronically as Exhibit 4.20 to Post-Effective Amendment No. 3 to Registration Statement No. 333-101051 filed on or about June 29, 2004, is incorporated by reference.

4.21 Form of Annuity Endorsement - IRA and SEP IRA (form 272170) filed electronically as Exhibit 4.21 to Post-Effective Amendment No. 3 to Registration Statement No. 333-101051 filed on or about June 29, 2004, is incorporated by reference.

4.22 Form of Annuity Endorsement - Roth IRA (form 272171) filed electronically as Exhibit 4.22 to Post-Effective Amendment No. 3 to Registration Statement No. 333-101051 filed on or about June 29, 2004, is incorporated by reference.

4.23 Form of Contract Data Page to Deferred Annuity Contract (form 272877-NYDPIN3) filed electronically as Exhibit 4.23 to Post-Effective Amendment No. 10 filed on or about May 25, 2005, is incorporated by reference.

4.24 Form of Guaranteed Minimum Withdrawal Benefit Rider (form 273567-NY) filed electronically as Exhibit 4.24 to Post-Effective Amendment No. 10 filed on or about May 25, 2005, is incorporated by reference.

4.25 Form of Guaranteed Minimum Accumulation Benefit Rider (form 273568-NY) filed electronically as Exhibit 4.25 to Post-Effective Amendment No. 10 filed on or about May 25, 2005, is incorporated by reference.

4.26 Form of Non-qualified Fixed and Variable Annuity contract (form 273954-NY) filed as Exhibit 4.26 to Registrant's Post-Effective Amendment No. 13 to Registration Statement No. 333-101051 on or about June 16, 2006 is incorporated by reference.

4.27 Form of Contract Data Page to Nonqualified Fixed and Variable Annuity Contract (form 273954-NYDPINN) filed as Exhibit 4.27 to Registrant's Post-Effective Amendment No. 13 to Registration Statement No. 333-101051 on or about June 16, 2006 is incorporated by reference.

4.28 Form of Contract Data Page to Fixed and Variable Annuity Contract (form 273954-NYDPEND) filed as Exhibit 4.28 to Registrant's Post-Effective Amendment No. 13 to Registration Statement No. 333-101051 on or about June 16, 2006 is incorporated by reference.

4.29 Form of Guaranteed Minimum Income Benefit Rider (Maximum Anniversary Value Benefit Base) (form 273961-NY) filed as Exhibit 4.29 to Registrant's Post-Effective Amendment No. 13 to Registration Statement No. 333-101051 on or about June 16, 2006 is incorporated by reference.

4.30 Form of Guaranteed Minimum Income Benefit Rider (5% Accumulation Benefit
     Base) (form 273962-NY) filed as Exhibit 4.30 to Registrant's Post-Effective Amendment No. 13 to Registration Statement No. 333-101051 on or about June 16, 2006 is incorporated by reference.

4.31 Form of Guaranteed Minimum Income Benefit Rider (Greater of Maximum Anniversary Value Benefit Base or 5% Accumulation Benefit Base) (form 273963-NY) filed as Exhibit 4.31 to Registrant's Post-Effective Amendment No. 13 to Registration Statement No. 333-101051 on or about June 16, 2006 is incorporated by reference.

4.32 Form of Guaranteed Minimum Lifetime Withdrawal Benefit (form 273959-NY) filed as Exhibit 4.32 to Registrant's Post-Effective Amendment No. 13 to Registration Statement No. 333-101051 on or about June 16, 2006 is incorporated by reference.

4.33 Form of Annuity Endorsement - Tax Sheltered Annuity (form 274192-NY) filed as Exhibit 4.33 to Registrant's Post-Effective Amendment No. 13 to Registration Statement No. 333-101051 on or about June 16, 2006 is incorporated by reference.

4.34 Form of Annuity Endorsement - 401(a) (form 274193-NY) filed as Exhibit 4.34 to Registrant's Post-Effective Amendment No. 34 to Registration Statement No. 333-101051 on or about June 16, 2006 is incorporated by reference.

4.35 Form of Annuity Endorsement - Unisex Endorsement (form 273964-NY) filed as
     Exhibit 4.35 to Registrant's Post-Effective Amendment No. 13 to Registration Statement No. 333-101051 on or about June 16, 2006 is incorporated by reference.

4.36 Form of Annuity Endorsement - IRA and SEP IRA (form 274190-NY) filed as
     Exhibit 4.36 to Registrant's Post-Effective Amendment No. 13 to Registration Statement No. 333-101051 on or about June 16, 2006 is incorporated by reference.

4.37 Form of Annuity Endorsement - Roth IRA (form 274191-NY) filed as Exhibit
     4.37 to Registrant's Post-Effective Amendment No. 13 to Registration Statement No. 333-101051 on or about June 16, 2006 is incorporated by reference.

4.38 Form of IRA 10 Day Return of Payment "Free Look" Sticker (form 271866-NY) filed as Exhibit 4.38 to Registrant's Post-Effective Amendment No. 13 to Registration Statement No. 333-101051 on or about June 16, 2006 is incorporated by reference.

4.39 Form of Guarantor(SM) Withdrawal Benefit (form 273567-NYE) filed as
     Exhibit 4.39 to Registrant's Post-Effective Amendment No. 14 to Registration Statement 333-101051 on or about August 28, 2006 is incorporated by reference.

4.40 Form of Guarantor(SM) Withdrawal Benefit (form 272875-NYE) filed as
     Exhibit 4.40 to Registrant's Post-Effective Amendment No. 14 to Registration Statement 333-101051 on about August 28, 2006 is incorporated by reference.

4.41 Form of Fixed Account Limit Endorsement (form 272621) filed as Exhibit
     4.41 to RiverSource Variable Annuity Account's Initial Registration Statement on Form N-4, No. 333-139764, on or about Jan. 3, 2007, is incorporated herein by reference.

4.42 Form of Data Page Maximum Payment Sticker (form 272622-D) filed as
     Exhibit 4.42 to RiverSource Variable Annuity Account's Initial Registration Statement on Form N-4, No. 333-139764, on or about Jan. 3, 2007, is incorporated herein by reference.

4.43 Form of Contract Data Pages (form 272877-NYDPE) filed as Exhibit 4.43 to RiverSource Variable Annuity Account's Initial Registration Statement on Form N-4, No. 333-139764, on or about Jan. 3, 2007, is incorporated herein by reference.

4.44 Form of Contract Data Pages (form 272877NY-DPE2) filed as Exhibit 4.44 to RiverSource Variable Annuity Account's Initial Registration Statement on Form N-4, No. 333-139764, on or about Jan. 3, 2007, is incorporated herein by reference.

5.1  Not applicable.

5.2 Form of Variable Annuity Application-Innovations (form 272254) filed electronically as Exhibit 5.2 to Pre-Effective Amendment No. 1 to Registration Statement No. 333-101051 filed on or about February 11, 2003, is incorporated by reference.

5.3 Form of Variable Annuity Application (form 272885 - NY) filed electronically as Exhibit 5.3 to Post-Effective Amendment No. 3 to Registration Statement No. 333-101051 filed on or about June 29, 2004, is incorporated by reference.

5.4 Form of Variable Annuity Application-Innovations Select (273635-NY) filed electronically as Exhibit 5.4 to Post-Effective Amendment No. 10 filed on or about May 25, 2005, is incorporated by reference.

5.5  Not applicable.

5.6 Form of Fixed and Variable Annuity Application-Innovations Select (form 273971-NY) filed as Exhibit 5.6 to Registrant's Post-Effective Amendment No. 13 to Registration Statement No. 333-101051 on or about June 16, 2006 is incorporated by reference.

5.7 Form of Fixed and Variable Annuity Application-Endeavor Select (form 273973-NY) filed as Exhibit 5.7 to Registrant's Post-Effective Amendment No. 13 to Registration Statement No. 333-101051 on or about June 16, 2006 is incorporated by reference.

5.8  Not applicable.

5.9 Form of Fixed and Variable Annuity Application - Endeavor Select (form 273640-NY) filed as Exhibit 5.59 to RiverSource Variable Annuity Account's Initial Registration Statement on Form N-4, No. 333-139764, on or about Jan. 3, 2007, is incorporated herein by reference.

6.1 Copy of Charter of RiverSource Life Insurance Co. of New York dated Dec. 31, 2006, filed electronically as Exhibit 27(f)(1) to Post-Effective Amendment No. 22 to Registration Statement No. 333-44644 is incorporated by reference.

6.2 Copy of Amended and Restated By-Laws of RiverSource Life Insurance Co. of New York filed electronically as Exhibit 27(f)(2) to Post-Effective Amendment No. 22 to Registration Statement No. 333-44644 is incorporated by reference.

7.   Not applicable.

8.1 Copy of Amended and Restated Participation Agreement dated April 17, 2006, by and among AIM Variable Insurance Funds, AIM Distributors, Inc. American Centurion Life Assurance Company, IDS Life Insurance Company of New York, and Ameriprise Financial Services, Inc. filed electronically as
     Exhibit 27(h)(1) to Post-Effective Amendment No. 48 to Registration Statement No. 333-44644 is incorporated herein by reference.

8.2  Not applicable.

8.3 Copy of Participation Agreement by and among MFS Variable Insurance Trust, American Centurion Life Assurance Company, IDS Life Insurance Company of New York and Massachusetts Financial Services Company, dated June 15, 2006, is filed electronically herewith.

8.4 Copy of Participation Agreement among Oppenheimer Variable Account Funds, Oppenheimer Funds, Inc., and American Centurion Life Assurance Company, dated September 4, 1998, filed electronically to Post-Effective Amendment No. 3 to Registration Statement No. 333-00519, filed on or about November 4, 1998 is incorporated herein by reference.

8.5 Copy of Participation Agreement by and between Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc. and American Centurion Life Assurance Company dated as of August 1, 2005 filed on or about April 28, 2006 as Exhibit 8.4 to Post-Effective Amendment No. 12 to Registration Statement No. 333-101051 is incorporated herein by reference.

8.6 Copy of Amended and Restated Participation Agreement dated August 1, 2006, among American Centurion Life Assurance Company, IDS Life Insurance Company of New York, Ameriprise Financial Services, Inc., AllianceBernstein L.P. and AllianceBernstein Investments, Inc. filed electronically as Exhibit 27(h)(2) to Post-Effective Amendment No. 48 to Registration Statement No. 333-44644 is incorporated herein by reference.

8.7 Copy of Amended and Restated Fund Participation Agreement dated June 1, 2006, by and among American Centurion Life Assurance Company, American Enterprise Life Insurance Company, American Partners Life Insurance Company, IDS Life Insurance Company, IDS Life Insurance Company of New York, Ameriprise Financial Services, Inc. and American Century Investment Services, Inc. filed electronically as Exhibit 27(h)(3) to Post-Effective Amendment No. 48 to Registration Statement No. 333-44644 is incorporated herein by reference.

8.8 Copy of Fund Participation Agreement dated May 1, 2006 among American Centurion Life Assurance Company, IDS Life Insurance Company of New York, Columbia Funds Variable Insurance Trust, Columbia Management Advisors, LLC and Columbia Management Distributors, Inc. filed as Exhibit 8.8 to RiverSource Variable Annuity Account's Initial Registration Statement on Form N-4, No. 333-139764, on or about Jan. 3, 2007, is incorporated herein by reference.

8.9 Copy of Amended and Restated Participation Agreement dated May 1, 2006, by and among American Centurion Life Assurance Company, IDS Life Insurance Company of New York, Credit Suisse Trust, Credit Suisse Asset Management, LLC. and Credit Suisse Asset Management Securities, Inc. filed electronically filed as Exhibit 8.6 to Post-Effective Amendment No. 22 to Registration Statement No. 333-91691 is incorporated herein by reference.

8.10 Copy of Fund Participation Agreement dated May 1, 2006, by and among American Centurion Life Assurance Company, IDS Life Insurance Company of New York, The Dreyfus Corporation, Dreyfus Variable Investment Fund, and Dreyfus Investment Portfolios filed electronically as Exhibit 8.7 to Post-Effective Amendment No. 22 to Registration Statement No. 333-91691 is incorporated herein by reference.

8.11 Copy of Amended and Restated Participation Agreement dated June 15, 2006, by and among American Centurion Life Assurance Company, IDS Life Insurance Company of New York, Goldman Sachs Variable Insurance Trust and Goldman, Sachs & Co. filed electronically as Exhibit 27 (h)(18) to Post-Effective Amendment No. 48 to Registration Statement No. 333-44644 is incorporated herein by reference.

8.12 Copy of Participation Agreement dated January 1, 2007, by and among RiverSource Life Insurance Company, RiverSource Life Insurance Co. of New York and RiverSource Distributors, Inc. filed electronically as Exhibit
     8.8 to Post-Effective Amendment No. 1 to Registration Statement
     No. 333-139761 is incorporated herein by reference.

8.13 Copy of Amended and Restated Participation Agreement dated May 1, 2006, among Van Kampen Life Investment Trust, Van Kampen Funds Inc., Van Kampen Asset Management, American Centurion Life Assurance Company and IDS Life Insurance Company of New York filed electronically as Exhibit 8.26 to Post-Effective Amendment No. 22 to Registration Statement No. 333-91691 is incorporated herein by reference.

9. Opinion of counsel and consent to its use as to the legality of the securities being registered is filed electronically herewith.

10.1 Consent of Independent Auditors for RiverSource(R) Endeavor Select Variable Annuity is filed electronically herewith.

10.2 Consent of Independent Auditors for RiverSource(R) Innovations Select Variable Annuity is filed electronically herewith.

10.3 Consent of Independent Auditors for RiverSource(R) Innovations Variable Annuity is filed electronically herewith.

11.  None.

12.  Not applicable.

13.1 Power of Attorney to sign Amendments to this Registration Statement, dated Jan. 2, 2007 is filed electronically herewith.

Item 25. Directors and Officers of the Depositor RiverSource Life Insurance
Co. of New York
--------------------------------------------------------------------------------

Name                                  Principal Business Address                Positions and Offices with Depositor
------------------------------------- ----------------------------------------- -------------------------------------
Gumer C. Alvero                       1765 Ameriprise Financial Center          Director and Senior Vice President - Annuities
                                      Minneapolis, MN  55474

Timothy V. Bechtold                   249 Ameriprise Financial Center           Director, President and Chief
                                      Minneapolis, MN  55474                    Executive Officer

Nancy E. Bennett                                                                Derivatives Investment Officer and
                                                                                Vice President-Risk Management

Walter S. Berman                      AMEX Tower WFC                            Vice President and Treasurer
                                      200 Vesey St.
                                      New York, NY

Maureen A. Buckley                    20 Madison Ave. Extension                 Director, Vice President, Chief
                                      Albany, NY  12203                         Operating Officer, Consumer Affairs
                                                                                Officer, Claims Officer and Anti-Money Laundering
                                                                                Officer

Rodney P. Burwell                     Xerxes Corporation                        Director
                                      7901 Xerxes Ave. So.
                                      Minneapolis, MN 55431-1253

Richard N. Bush                                                                 Senior Vice President - Corporate Tax

Pat H. Carey                                                                    Vice President - Fund Relations

Charles R. Caswell                                                              Reinsurance Officer

Robert R. Grew                        Carter, Ledyard & Milburn                 Director
                                      2 Wall Street
                                      New York, NY 10005-2072

Martin T. Griffin                     172 Ameriprise Financial Center           Director
                                      Minneapolis, MN 55474

Ronald L. Guzior                      Bollam, Sheedy, Torani                    Director
                                      & Co. LLP CPA's
                                      26 Computer Drive West
                                      Albany, NY 12205

Jim Hamalainen                                                                  Vice President - Investments

Gregory C. Johnson                                                              Director

Michelle M. Keeley                    257 Ameriprise Financial Center           Vice President - Investments
                                      Minneapolis, MN 55474

Jean B. Keffeler                      1010 Swingley Rd.                         Director
                                      Livingston, MT 59047

Timothy J. Masek                                                                Vice President-Investments

Thomas R. McBurney                    4900 IDS Center                           Director
                                      80 South Eighth Street
                                      Minneapolis, MN 55402

Jeryl A. Millner                      138 Ameriprise Financial Center           Director
                                      Minneapolis, MN 55474

Thomas R. Moore                                                                 Secretary

Thomas W. Murphy                      264 Ameriprise Financial Center           Vice President - Investments
                                      Minneapolis, MN  55474
Thomas V. Nicolosi                    Ameriprise Financial Services Inc.        Director
                                      Suite 220
                                      500 Mamaroneck Avenue
                                      Harrison, NY  10528

Kevin E. Palmer                                                                 Vice President and Chief Actuary

Julie A. Ruether                                                                Chief Compliance Officer, Assistant Secretary

Heather M. Somers                                                               General Counsel and Assistant Secretary

David K. Stewart                                                                Vice President and Controller

Suzanne Taylor                                                                  Chief Liaison Officer-ACLI

Michael R. Woodward                   32 Ellicot St                             Director
                                      Suite 100
                                      Batavia, NY  14020

Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant (Continued)

The following list includes the names of major subsidiaries of Ameriprise Financial, Inc.

                                                                                        Jurisdiction of
Name of Subsidiary                                                                      Incorporation

Advisory Capital Strategies Group Inc.                                                    Minnesota
AEXP Affordable Housing Portfolio LLC                                                     Delaware
American Enterprise Investment Services Inc.                                              Minnesota
American Express Property Casualty Insurance Agency of Kentucky Inc.                      Kentucky
American Express Property Casualty Insurance Agency of Maryland Inc.                      Maryland
American Express Property Casualty Insurance Agency of Mississippi Inc.                   Mississippi
American Express Property Casualty Insurance Agency of Pennsylvania Inc.                  Pennsylvania
Ameriprise Auto & Home Insurance Agency, Inc.                                             Wisconsin
Ameriprise Bank, FSB                                                                      United States of America
Ameriprise Certificate Company                                                            Delaware
Ameriprise Financial Services Inc.                                                        Delaware
Ameriprise India Private Limited                                                          India
Ameriprise Insurance Company                                                              Wisconsin
Ameriprise Trust Company                                                                  Minnesota
Amex Assurance Company                                                                    Illinois
Boston Equity General Partner LLC                                                         Delaware
IDS Cable Corporation                                                                     Minnesota
IDS Cable II Corporation                                                                  Minnesota
IDS Capital Holdings Inc.                                                                 Minnesota
IDS Futures Corporation                                                                   Minnesota
IDS Management Corporation                                                                Minnesota
IDS Partnership Services Corporation                                                      Minnesota
IDS Property Casualty Insurance Company                                                   Wisconsin
IDS Realty Corporation                                                                    Minnesota
IDS REO 1, LLC                                                                            Minnesota
IDS REO 2, LLC                                                                            Minnesota
Investors Syndicate Development Corp.                                                     Nevada
Kenwood Capital Management LLC (51.1% owned)                                              Delaware
MM Asset Management Ltd.                                                                  England
Realty Assets, Inc.                                                                       Nebraska
RiverSource Distributors, Inc.                                                            Delaware
RiverSource Investments LLC                                                               Minnesota
RiverSource Life Insurance Company                                                        Minnesota
RiverSource Life Insurance Co. of New York                                                New York
RiverSource Service Corporation                                                           Minnesota
RiverSource Tax Advantaged Investments, Inc.                                              Delaware
Securities America Advisors, Inc.                                                         Nebraska
Securities America Financial Corporation                                                  Nebraska
Securities America, Inc.                                                                  Nebraska
Threadneedle Asset Management Holdings Ltd.                                               England

Item 27. Number of Contract owners

         As of March 31, 2007, there were 1,388 nonqualified and qualified contracts of contract owners.


Item 28. Indemnification

The amended and restated By-Laws of the depositor provide that the depositor will indemnify, to the fullest extent now or hereafter provided for or permitted by law, each person involved in, or made or threatened to be made a party to, any action, suit, claim or proceeding, whether civil or criminal, including any investigative, administrative, legislative, or other proceeding, and including any action by or in the right of the depositor or any other corporation, or any partnership, joint venture, trust, employee benefit plan, or other enterprise (any such entity, other than the depositor, being hereinafter referred to as an "Enterprise"), and including appeals therein (any such action or process being hereinafter referred to as a "Proceeding"), by reason of the fact that such person, such person's testator or intestate (i) is or was a director or officer of the depositor, or (ii) is or was serving, at the request of the depositor, as a director, officer, or in any other capacity, or any other Enterprise, against any and all judgments, amounts paid in settlement, and expenses, including attorney's fees, actually and reasonably incurred as a result of or in connection with any Proceeding, except as provided below.

No indemnification will be made to or on behalf of any such person if a judgment or other final adjudication adverse to such person establishes that such person's acts were committed in bad faith or were the result of active and deliberate dishonesty and were material to the cause of action so adjudicated, or that such person personally gained in fact a financial profit or other advantage to which such person was not legally entitled. In addition, no indemnification will be made with respect to any Proceeding initiated by any such person against the depositor, or a director or officer of the depositor, other than to enforce the terms of this indemnification provision, unless such Proceeding was authorized by the Board of Directors of the depositor. Further, no indemnification will be made with respect to any settlement or compromise of any Proceeding unless and until the depositor has consented to such settlement or compromise.

The depositor may, from time to time, with the approval of the Board of Directors, and to the extent authorized, grant rights to indemnification, and to the advancement of expenses, to any employee or agent of the depositor or to any person serving at the request of the depositor as a director or officer, or in any other capacity, of any other Enterprise, to the fullest extent of the provisions with respect to the indemnification and advancement of expenses of directors and officers of the depositor.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the depositor or the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.  Principal Underwriter RiverSource Distributors Inc.

(a) RiverSource Distributors Inc. is the principal underwriter, depositor or sponsor for RiverSource Variable Annuity Account 1; RiverSource Account F; RiverSource Variable Annuity Fund A; RiverSource Variable Annuity Fund B; RiverSource Variable Account 10; RiverSource Account SBS; RiverSource MVA Account; RiverSource Account MGA; RiverSource Variable Life Separate Account; RiverSource Variable Life Account; RiverSource Account for Smith Barney; RiverSource of New York Variable Annuity Account 1; RiverSource of New York Variable Annuity Account 2; RiverSource of New York Account 4; RiverSource of New York Account 7; RiverSource of New York Account 8; RiverSource of New York Variable Annuity Account; RiverSource of New York Account SBS; RiverSource California Tax-Exempt Trust; RiverSource Bond Series, Inc.; RiverSource Dimensions Series, Inc.; RiverSource Diversified Income Series, Inc.; RiverSource Equity Series, Inc.; RiverSource Global Series, Inc.; RiverSource Government Income Series, Inc.; RiverSource High Yield Income Series, Inc.; RiverSource Income Series, Inc.; RiverSource International Managers Series, Inc.; RiverSource International Series, Inc.; RiverSource Investment Series, Inc.; RiverSource Large Cap Series, Inc.; RiverSource Managers Series, Inc.; RiverSource Market Advantage Series, Inc.; RiverSource Money Market Series, Inc.; RiverSource Retirement Series Trust; RiverSource Sector Series, Inc.; RiverSource Selected Series, Inc.; RiverSource Short Term Investments Series, Inc.; RiverSource Special Tax-Exempt Series Trust, Inc.; RiverSource Strategic Allocation Series, Inc.; RiverSource Strategy Series, Inc.; RiverSource Tax-Exempt Income Series, Inc.; RiverSource Tax-Exempt Money Market Series, Inc.; RiverSource Tax-Exempt Series, Inc.; Ameriprise Certificate Company.

(b)  As to each director, officer, or partner of the principal underwriter:

     Name and Principal Business Address*  Position and Offices with Underwriter
     ------------------------------------  -------------------------------------
     Neysa M. Alecu                        Anti-Money Laundering Officer

     Gumer C. Alvero                       Director

     Patrick Bannigan                      Senior Vice President -
                                           Asset Management, Products &
                                           Marketing Group

     Timothy V. Bechtold                   Director

     Patrick H. Carey                      Vice President - Fund Relationship

     Paul J. Dolan                         Chief Operating Officer,
                                           Chief Administrative Officer

     Jeffrey P. Fox                        Chief Financial Officer

     Martin T. Griffin                     President-Outside Distribution

     Richard Laiderman                     Treasurer

     Jeffrey McGregor                      President-Inside Distribution

     Thomas R. Moore                       Secretary

     Benji Orr                             Deputy Anti-Money Laundering
                                           Officer

     Scott R. Plummer                      Chief Counsel

     Julie A. Ruether                      Chief Compliance Officer

     Mark E. Schwarzmann                   Director, President and
                                           Chief Executive Officer

     William F. Truscott                   Director and Vice President

     Andrew Washburn                       Vice President

* Unless otherwise noted, the business address is 70100 Ameriprise Financial Center, Minneapolis, MN 55474.

Item 29(a)

Ameriprise Financial Services, Inc., the principal underwriters during Registrant's last fiscal year, was paid the following commissions:

                     NET
                     UNDERWRITING
NAME OF PRINCIPAL    DISCOUNTS AND    COMPENSATION     BROKERAGE
UNDERWRITER          COMMISSIONS      ON REDEMPTION    COMMISSIONS  COMPENSATION
Ameriprise Financial $14,651,291         None             None          None
Services, Inc.

Item 30. Location of Accounts and Records

                  RiverSource Life Insurance Co. of New York
                  20 Madison Avenue Extension
                  Albany, NY  12203

Item 31. Management Services

                  Not applicable.

Item 32. Undertakings

(a) Registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b) Registrant undertakes that it will include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or
     (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information.

(c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to the address or phone number listed in the prospectus.

(d) The sponsoring insurance company represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

                                   SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, RiverSource Life Insurance Co. of New York on behalf of the Registrant, certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Minneapolis, and State of Minnesota, on the 26th day of April, 2007.

                               RIVERSOURCE OF NEW YORK VARIABLE ANNUITY
                               ACCOUNT 2
                                       (Registrant)

                                    By RiverSource Life Insurance Co. of
                                       New York
                                    --------------------------------------------
                                                     (Sponsor)

                                    By /s/  Timothy V. Bechtold*
                                      ------------------------------------------
                                            Timothy V. Bechtold
                                            President

As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in the capacities indicated on the 26th day of April, 2007.

SIGNATURE                              TITLE

/s/  Gumer C. Alvero*                  Director and Senior Vice President -
-----------------------------          Annuities
     Gumer C. Alvero

/s/  Timothy V. Bechtold*              Director, President and Chief
-----------------------------          Executive Officer
     Timothy V. Bechtold

/s/  Maureen A. Buckley*               Director, Vice President, Chief Operating
-----------------------------          Officer, Consumer Affairs Officer, Claims
     Maureen A. Buckley                Officer and Anti-Money Laundering Officer

/s/  Rodney P. Burwell*                Director
-----------------------------
     Rodney P. Burwell

/s/  Robert R. Grew*                   Director
-----------------------------
     Robert R. Grew

/s/  Martin T. Griffin*                Director
-----------------------------
     Martin T. Griffin

/s/  Ronald L. Guzior*                 Director
-----------------------------
     Ronald L. Guzior

/s/  Gregory C. Johnson*               Director
-----------------------------
     Gregory C. Johnson

/s/  Jean B. Keffeler*                 Director
-----------------------------
     Jean B. Keffeler

/s/  Thomas R. McBurney*               Director
-----------------------------
     Thomas R. McBurney

/s/  Jeryl A. Millner*                 Director
-----------------------------
     Jeryl A. Millner

/s/  Thomas V. Nicolosi*               Director
-----------------------------
     Thomas V. Nicolosi

/s/  David K. Stewart**                Vice President and Controller
-----------------------------
     David K. Stewart

/s/  Michael R. Woodward*              Director
-----------------------------
     Michael R. Woodward


*  Signed pursuant to Power of Attorney dated Jan. 2, 2007, filed electronically herewith, by:


By: /s/ Rodney J. Vessels
    -------------------------------------
        Rodney J. Vessels
        Assistant General Counsel

              CONTENTS OF REGISTRATION STATEMENT AMENDMENT NO. 1
                     REGISTRATION STATEMENT NO. 333-139764

This Registration Statement Amendment is comprised of the following papers and documents:

The Cover Page.

Part A.

         The prospectuses for:
             RiverSource(R) Endeavor Select Variable Annuity
             RiverSource(R) Innovations Select Variable Annuity
             RiverSource(R) Innovations Variable Annuity

Part B.

         Combined Statement of Additional Information and Financial Statements for:
             RiverSource of New York Variable Account 2

Part C.

         Other Information.

         The signatures.

         Exhibits